As filed with the Securities and Exchange Commission on April 13, 2000

1933 Act Registration No. 33-17619
1940 Act Registration No. 811-5349

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                 ____________

                                   Form N-1A

                       REGISTRATION STATEMENT UNDER THE
                         SECURITIES ACT OF 1933 ( X )

                   Post-Effective Amendment No. 64( X )

                                    and/or

                       REGISTRATION STATEMENT UNDER THE
                     INVESTMENT COMPANY ACT OF 1940 ( X )

                          Amendment No. 66( X )

                       (Check appropriate box or boxes)
                                  __________

                              GOLDMAN SACHS TRUST
              (Exact name of registrant as specified in charter)

                               4900 Sears Tower
                         Chicago, Illinois 60606-6303
                   (Address of principal executive offices)

                        Registrant's Telephone Number,
                       including Area Code 312-655-4400
                                 ____________

Michael J. Richman, Esq.                              Copies to:
Goldman, Sachs & Co.                                  Jeffrey A. Dalke, Esq.
32 Old Slip - 19th Floor                             Drinker Biddle & Reath LLP
New York, New York 10005                              One Logan Square
                                                      18/th/ and Cherry Streets
(Name and address of agent for service)               Philadelphia, PA 19103

It is proposed that this filing will become effective (check appropriate box)

( )  Immediately upon filing pursuant to paragraph (b)

(X)  On May 1, 2000 pursuant to paragraph (b)
( )  60 days after filing pursuant to paragraph (a)(1)
( )  On (date) pursuant to paragraph (a)(1)

( )  75 days after filing pursuant to paragraph (a)(2)
( )  On (date) pursuant to paragraph (a)(2) of rule 485.

  Prospectus

Institutional
Shares

May 1, 2000

  GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS

[GRAPHIC]

 . Goldman Sachs
  Conservative
  Strategy
  Portfolio

 . Goldman Sachs
  Balanced
  Strategy
  Portfolio

 . Goldman Sachs
  Growth and
  Income
  Strategy
  Portfolio

 . Goldman Sachs
  Growth
  Strategy
  Portfolio

 . Goldman Sachs
  Aggressive
  Growth
  Strategy
  Portfolio



  THE SECURITIES AND EXCHANGE COMMISSION HAS
  NOT APPROVED OR DISAPPROVED THESE
  SECURITIES OR PASSED UPON THE ADEQUACY OF
  THIS PROSPECTUS. ANY REPRESENTATION TO THE
  CONTRARY IS A CRIMINAL OFFENSE.

  AN INVESTMENT IN A FUND IS NOT A BANK
  DEPOSIT AND IS NOT INSURED BY THE FEDERAL
  DEPOSIT INSURANCE CORPORATION OR ANY OTHER
  GOVERNMENT AGENCY. AN INVESTMENT IN A FUND
  INVOLVES INVESTMENT RISKS, INCLUDING
  POSSIBLE LOSS OF PRINCIPAL.

[LOGO OF GOLDMAN SACHS]

NOT FDIC-INSURED              May Lose Value       No Bank Guarantee

General Investment
Management Approach

 Goldman Sachs Asset Management, a unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser (the "Investment Adviser") to five asset allocation portfolios: the Conservative Strategy Portfolio, Balanced Strategy Portfolio, Growth and Income Strategy Portfolio, Growth Strategy Portfolio and Aggressive Growth Strategy Portfo-lio (referred to as the "Portfolios" or the "Funds" interchangeably herein). The Portfolios are intended for investors who prefer to have their asset allocation decisions made by professional money managers. Each Portfolio seeks to achieve its objectives by investing in a combination of underlying funds for which Goldman Sachs now or in the future acts as investment adviser or principal underwriter (the "Underlying Funds"). Some of these Underlying Funds invest primarily in fixed-income or money market securities (the "Underlying Fixed-Income Funds") and other Underlying Funds invest pri-marily in equity securities (the "Underlying Equity Funds"). An investor may choose to invest in one or more of the Portfolios based on individual investment goals, risk tolerance, and financial circumstances.

 The investment objectives and policies of the Portfolios are similar to the investment objectives and policies of other mutual funds that the Investment Adviser manages. Although the objectives and policies may be similar, the investment results of the Portfolios may be higher or lower than the results of such other mutual funds. The Investment Adviser cannot guarantee, and makes no representation, that the investment results of similar funds will be comparable even though the funds have the same Investment Adviser.

 Goldman Sachs' Asset Allocation Investment Philosophy:

 The Investment Adviser's Quantitative Strategies Group uses disciplined quantitative models to determine the relative attractiveness of the world's stock, bond and currency markets. These models use financial and economic variables to capture fundamental relationships that the Quantitative Strate-gies Group believes make sense. While the Investment Adviser's process is rigorous and quantitative, it also incorporates clear economic reasoning behind each recommendation.

 The Asset Allocation Investment Process involves investing a Portfolio's assets in other Goldman Sachs Funds within specified equity and fixed-income percentage ranges.

--------------------------------------------------------------------------------

 Each Portfolio starts with a strategic allocation among the various asset classes. The Investment Adviser then tactically deviates from the strategic allocations based on forecasts provided by the models. The tactical process seeks to add value by overweighting attractive markets and underweighting unattractive markets. Greater deviations from the strategic allocation of a given Portfolio result in higher risk that the tactical allocation will underperform the strategic allocation. However, the Investment Adviser's risk control process balances the amount any asset class can be overweighted in seeking to achieve higher expected returns against the amount of risk imposed by that deviation from the strategic allocation. The Investment Adviser employs Goldman Sachs' proprietary Black-Litterman asset allocation technique in an effort to optimally balance these two goals.

Portfolio Investment Objectives and Strategies

 Goldman Sachs Conservative Strategy Portfolio

   PORTFOLIO FACTS
--------------------------------------------------------------------------------

        Objective:  Current income, consistent with the preservation of capi-
                    tal and secondarily the potential for capital appreciation


 Investment Focus:  Primarily domestic fixed-income funds (approximately 80%)
                    focusing on short-term investments and money market funds, with the balance in domestic stock funds and an allocation to a global bond fund

 Investment Style:  Asset Allocation


 INVESTMENT OBJECTIVE


 The Portfolio seeks current income, consistent with the preservation of cap-ital and secondarily also considers the potential for capital appreciation.

 PRINCIPAL INVESTMENT STRATEGY

 Under normal conditions, approximately 80% of the Portfolio's total assets will be allocated among Underlying Fixed-Income Funds, with a focus on short-term investments including money market funds. Allocation to Under-lying Equity Funds is intended to add diversification and enhance returns, but will also add some volatility. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its assets in the Global Income Fund, Financial Square Prime Obligations Fund and CORE /SM/ Large Cap Value Fund. It is expected that the Portfolio will invest more than 25% of its assets in the Short Duration Government Fund. The Portfolio may not invest in Underlying Equity Funds that invest principally in foreign equity securities.

Goldman Sachs Balanced Strategy Portfolio

    PORTFOLIO FACTS
--------------------------------------------------------------------------------

         Objective:   Current income and long-term capital appreciation


  Investment Focus:   Domestic fixed-income funds (approximately 60%), with
                      the remaining balance in domestic and international stock funds and an allocation to a global bond fund

  Investment Style:   Asset Allocation


 INVESTMENT OBJECTIVE


 The Portfolio seeks current income and long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGY

 Under normal conditions, approximately 60% of the Portfolio's total assets will be allocated among Underlying Fixed-Income Funds. Allocation to Under-lying Equity Funds is intended to add diversification and enhance returns, but will also add some volatility. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its equity allocation in the CORE/SM/ Large Cap Growth, CORE Large Cap Value and CORE/SM/ International Equity Funds and will invest a relatively significant percent-age of its assets in the Global Income Fund. It is expected that the Portfo-lio will invest more than 25% of its assets in the Short Duration Government Fund.

                                  PORTFOLIO INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Growth and Income Strategy Portfolio

    PORTFOLIO FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term capital appreciation and current income

  Investment Focus:   Domestic and international fixed-income and stock funds

  Investment Style:   Asset Allocation


 INVESTMENT OBJECTIVE


 The Portfolio seeks long-term capital appreciation and current income.

 PRINCIPAL INVESTMENT STRATEGY

 Under normal conditions, approximately 60% of the Portfolio's total assets will be allocated among Underlying Equity Funds, which are intended to pro-vide the capital appreciation component. Allocation to Underlying Fixed-Income Funds is intended to provide the income component. The Investment Adviser expects that the Portfolio will invest a relatively significant per-centage of its equity allocation in the CORE Large Cap Growth, CORE Large Cap Value and CORE International Equity Funds and will invest a relatively significant percentage of its assets in the Core Fixed Income and Global Income Funds.

Goldman Sachs Growth Strategy Portfolio

    PORTFOLIO FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term capital appreciation and secondarily current
                      income


  Investment Focus:   Primarily a blend of domestic large cap, small cap and
                      international stock funds (approximately 80%), with the balance in domestic fixed-income funds and a global bond fund

  Investment Style:   Asset Allocation


 INVESTMENT OBJECTIVE


 The Portfolio seeks long-term capital appreciation and secondarily current income.

 PRINCIPAL INVESTMENT STRATEGY


 Under normal conditions, approximately 80% of the Portfolio's total assets will be allocated among Underlying Equity Funds, with a blend of domestic large cap, small cap and international exposure to seek capital apprecia-tion. Allocation to Underlying Fixed-Income Funds is intended to provide diversification. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its equity allocation in the CORE Large Cap Growth, CORE Large Cap Value and CORE International Equity Funds.

                                  PORTFOLIO INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Aggressive Growth Strategy Portfolio

    PORTFOLIO FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term capital appreciation

  Investment Focus:   Equity funds, with a greater focus on international and
                      small cap investments

  Investment Style:   Asset Allocation


 INVESTMENT OBJECTIVE


 The Portfolio seeks long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGY


 Under normal conditions, substantially all of the Portfolio's total assets will be allocated among Underlying Equity Funds, with a greater focus on small cap and international investments. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its assets in the CORE Large Cap Growth, CORE Large Cap Value and CORE International Equity Funds.

Principal Investment Strategies

Each Portfolio seeks to achieve its investment objective by investing within specified equity and fixed-income ranges among Underlying Funds. The table below illustrates the current Underlying Equity/Fixed-Income Fund allocation targets and ranges for each Portfolio:

Equity/Fixed-Income Range (Percentage of Each Portfolio's Total Assets)


Portfolio                   Target  Range
-------------------------------------------
Conservative Strategy
Equity                       20%    0%-25%
Fixed-Income                 80%   75%-100%
-------------------------------------------
Balanced Strategy
Equity                       40%   20%-60%
Fixed-Income                 60%   40%-80%
-------------------------------------------
Growth and Income Strategy
Equity                       60%   40%-80%
Fixed-Income                 40%   20%-60%
-------------------------------------------
Growth Strategy
Equity                       80%   60%-100%
Fixed-Income                 20%    0%-40%
-------------------------------------------
Aggressive Growth Strategy
Equity                      100%   75%-100%
Fixed-Income                  0%    0%-25%
-------------------------------------------

A Portfolio will invest in particular Underlying Funds based on various crite-ria. Among other things, the Investment Adviser will analyze the Underlying Funds' respective investment objectives, policies and investment strategies in order to determine which Underlying Funds, in combination with other Underlying Funds, are appropriate in light of a Portfolio's investment objective.

A Portfolio may purchase or sell securities to: (a) accommodate purchases and sales of its shares; (b) change the percentages of its assets invested in each of the Underlying Funds in response to economic or market conditions; and (c) maintain or modify the allocation of its assets among the Underlying Funds within the percentage ranges described above.

                                                 PRINCIPAL INVESTMENT STRATEGIES


 While each Portfolio can invest in any or all of the Underlying Funds, it is expected that each Portfolio will normally invest in only some of the Under-lying Funds at any particular time. Each Portfolio's investment in any of the Underlying Funds may, and in some cases is expected to, exceed 25% of such Portfolio's total assets.

 THE PARTICULAR UNDERLYING FUNDS IN WHICH EACH PORTFOLIO MAY INVEST, THE EQUITY/FIXED-INCOME TARGETS AND RANGES AND THE INVESTMENTS IN EACH UNDER-LYING FUND MAY BE CHANGED FROM TIME TO TIME WITHOUT SHAREHOLDER APPROVAL.

 In addition, each Portfolio's investment objectives and all policies not specifically designated as fundamental in this Prospectus or the Statement of Additional Information (the "Additional Statement") are non-fundamental and may be changed without shareholder approval. If there is a change in a Portfolio's investment objective, you should consider whether that Portfolio remains an appropriate investment in light of your then current financial position and needs.

Principal Risks of the Portfolios

Loss of money is a risk of investing in each Portfolio. An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. While the Portfolios offer a greater level of diversification than many other types of mutual funds, a single Portfolio may not provide a complete investment pro-gram for an investor. The following summarizes important risks that apply to the Portfolios and may result in a loss of your investment. There can be no assurance that a Portfolio will achieve its investment objective.

 .Investing in the Underlying Funds--The investments of each Portfolio are concentrated in the Underlying Funds, and each Portfolio's investment performance is directly related to the investment performance of the Underlying Funds held by it. The ability of each Portfolio to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds by the Investment Adviser. The value of the Underlying Funds' investments, and the net asset values ("NAV") of the shares of both the Portfolios and the Underlying Funds, will fluctuate in response to various market and economic factors related to the equity and fixed-income markets, as well as the financial condition and prospects of issuers in which the Underlying Funds invest. There can be no assurance that the investment objective of any Portfolio or any Underlying Fund will be achieved. .Investments of the Underlying Funds--Because the Portfolios invest in the Underlying Funds, the Portfolios' shareholders will be affected by the investment policies of the Underlying Funds in direct proportion to the amount of assets the Portfolios allocate to those Funds. Each Portfolio may invest in Underlying Funds that in turn invest in small capitalization companies and foreign issuers and thus are subject to additional risks, including changes in foreign currency exchange rates and political risk. Foreign investments may include securities of issuers located in emerging countries in Asia, Latin America, Eastern Europe and Africa. Each Portfolio may also invest in Underlying Funds that in turn invest in non-investment grade fixed-income securities ("junk bonds"), which are considered speculative by traditional standards. In addition, the Underlying Funds may purchase derivative securities; enter into forward currency transactions; lend their portfolio securities; enter into futures contracts and options transactions; purchase zero coupon bonds and payment-in-kind bonds; purchase securities issued by real estate investment trusts ("REITs") and other issuers in the real estate industry; purchase restricted and illiquid securities; purchase securities on a when-issued or delayed delivery basis; enter into repurchase agreements; borrow money; and

                                               PRINCIPAL RISKS OF THE PORTFOLIOS

 engage in various other investment practices. The risks presented by these investment practices are discussed in Appendix A to this Prospectus and the Additional Statement.
 .Affiliated Persons--In managing the Portfolios, the Investment Adviser will have the authority to select and substitute Underlying Funds. The Investment Adviser is subject to conflicts of interest in allocating Portfolio assets among the various Underlying Funds both because the fees payable to it and/or its affiliates by some Underlying Funds are higher than the fees payable by other Underlying Funds and because the Investment Adviser and its affiliates are also responsible for managing the Underlying Funds. The Trustees and officers of the Goldman Sachs Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolios and the Underlying Funds.
 .Expenses--You may invest in the Underlying Funds directly. By investing in the Underlying Funds indirectly through a Portfolio, you will incur not only a proportionate share of the expenses of the Underlying Funds held by the Portfolio (including operating costs and investment management fees), but also expenses of the Portfolio.
 .Temporary Investments--Although the Portfolios normally seek to remain substantially invested in the Underlying Funds, each Portfolio may invest a portion of its assets in high-quality, short-term debt obligations (including commercial paper, certificates of deposit, bankers' acceptances, repurchase agreements, debt obligations backed by the full faith and credit of the U.S. government and demand and time deposits of domestic and foreign banks and savings and loan associations) to maintain liquidity, to meet shareholder redemptions and for other short-term cash needs. Also, there may be times when, in the opinion of the Investment Adviser, abnormal market or economic conditions warrant that, for temporary defensive purposes, a Portfolio may invest without limitation in short-term obligations. When a Portfolio's assets are invested in such investments, the Portfolio may not be achieving its investment objective.

Description of the Underlying Funds

 DESCRIPTION OF THE UNDERLYING FUNDS

 The following is a concise description of the investment objectives and practices for each of the Underlying Funds that are available for investment by the Portfolios as of the date of this Prospectus. A Portfolio may also invest in other Underlying Funds not listed below that may become available for investment in the future at the discretion of the Investment Adviser without shareholder approval. Additional information regarding the invest-ment practices of the Underlying Funds is provided in Appendix A to this Prospectus and the Additional Statement. No offer is made in this Prospectus of any of the Underlying Funds.


                   Investment
  Underlying Fund  Objectives        Investment Criteria
 -------------------------------------------------------------------------------------------------------------------------------
  CORE Large Cap   Long-term growth  At least 90% of total assets in equity securities of U.S. issuers, including certain
  Value            of capital and    foreign issuers traded in the United States. The Fund's investments are selected using both dividend income.  a variety of quantitative techniques and fundamental research in seeking to maximize the
                                     Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 1000 Value Index.
 -------------------------------------------------------------------------------------------------------------------------------
  CORE/SM/ U.S.    Long-term growth  At least 90% of total assets in equity securities of U.S. issuers, including certain
  Equity           of capital and    foreign issuers traded in the United States. The Fund's investments are selected using both dividend income.  a variety of quantitative techniques and fundamental research in seeking to maximize the
                                     Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500 Index.
 -------------------------------------------------------------------------------------------------------------------------------
  CORE Large Cap   Long-term growth  At least 90% of total assets in equity securities of U.S. issuers, including certain
  Growth           of capital.       foreign issuers traded in the United States. The Fund's investments are selected using both
                   Dividend          a variety of quantitative techniques and fundamental research in seeking to maximize the
                   income is a       Fund's expected return, while maintaining risk, style, capitalization and industry
                   secondary         characteristics similar to the Russell 1000 Growth Index.
                   consideration.
 -------------------------------------------------------------------------------------------------------------------------------

                                             DESCRIPTION OF THE UNDERLYING FUNDS



                   Investment
  Underlying Fund  Objectives        Investment Criteria
 -------------------------------------------------------------------------------------------------------------------------------
  CORE/SM/ Small   Long-term growth  At least 90% of total assets in equity securities of U.S. issuers, including certain
  Cap Equity       of capital.       foreign issuers traded in the United States. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the
                                     Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 2000 Index.
 -------------------------------------------------------------------------------------------------------------------------------
  Capital Growth   Long-term         At least 90% of total assets in a diversified portfolio of equity securities. Long-term
                   capital           capital appreciation potential is considered in selecting investments.
                   growth.
 -------------------------------------------------------------------------------------------------------------------------------
  Mid Cap Value*   Long-term         At least 65% of total assets in equity securities of companies with public stock market
                   capital           capitalizations within the range of the market capitalization of companies constituting the
                   appreciation.     Russell Midcap Value Index at the time of the investment (currently between $300 million and $15 billion).
 -------------------------------------------------------------------------------------------------------------------------------
  Small Cap Value  Long-term         At least 65% of total assets in equity securities of companies with public stock market
                   capital           capitalizations of $1 billion or less at the time of investment.
                   growth.
 -------------------------------------------------------------------------------------------------------------------------------
  Real Estate      Total return      Substantially all, and at least 80%, of total assets in a diversified portfolio of equity
  Securities       comprised         securities of issuers that are primarily engaged in or related to the real estate industry.
                   of long-term      The Fund expects that a substantial portion of its total assets will be invested in REITS.
                   growth of
                   capital and
                   dividend income.
 -------------------------------------------------------------------------------------------------------------------------------
  CORE             Long-term growth  At least 90% of total assets in equity securities of companies organized outside the United
  International    of capital.       States or whose securities are principally traded outside the United States. The Fund's
  Equity                             investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the unhedged Morgan Stanley Capital
                                     International (MSCI) Europe, Australia and Far East Index (the "EAFE Index"). The Fund may
                                     employ certain currency management techniques.
 -------------------------------------------------------------------------------------------------------------------------------

 *Formerly, "Mid Cap Equity."

                   Investment
  Underlying Fund  Objectives        Investment Criteria
 -------------------------------------------------------------------------------------------------------------------------------
  International    Long-term         Substantially all, and at least 65%, of total assets in equity securities of companies
  Equity           capital           organized outside the United States or whose securities are principally traded outside the
                   appreciation.     United States. The Fund may employ certain currency management techniques.
 -------------------------------------------------------------------------------------------------------------------------------
  European Equity  Long-term         Substantially all, and at least 65%, of total assets in equity securities of European
                   capital           companies. The Fund may employ certain currency management techniques.
                   appreciation.
 -------------------------------------------------------------------------------------------------------------------------------
  Japanese Equity  Long-term         Substantially all, and at least 65%, of total assets in equity securities of Japanese
                   capital           companies. The Fund may employ certain currency management techniques.
                   appreciation.
 -------------------------------------------------------------------------------------------------------------------------------
  International    Long-term         Substantially all, and at least 65%, of total assets in equity securities of companies with
  Small Cap        capital           public stock market capitalizations of $1 billion or less at the time of investment that
                   appreciation.     are organized outside the United States or whose securities are principally traded outside the United States. The Fund may employ certain currency management techniques.
 -------------------------------------------------------------------------------------------------------------------------------
  Emerging         Long-term         Substantially all, and at least 65%, of total assets in equity securities of emerging
  Markets Equity   capital           country issuers. The Fund may employ certain currency management techniques.
                   appreciation.
 -------------------------------------------------------------------------------------------------------------------------------
  Asia Growth      Long-term         Substantially all, and at least 65%, of total assets in equity securities of companies in
                   capital           China, Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, South
                   appreciation.     Korea, Sri Lanka, Taiwan and Thailand. The Fund may employ certain currency management techniques.
 -------------------------------------------------------------------------------------------------------------------------------

                   [This page intentionally left blank]

                                                                        Approximate
                            Investment                                 Interest Rate
  Underlying Fund           Objectives       Duration or Maturity       Sensitivity
 -----------------------------------------------------------------------------------
  Financial Square Prime  Maximize       Maximum Maturity of           3-month
   Obligations            current income Individual Investments = 13   Treasury bill
                          to the extent  months at time of purchase.
                          consistent     Maximum Dollar-Weighted
                          with the       Average Portfolio Maturity =
                          maintenance of 90 days
                          liquidity.
 -----------------------------------------------------------------------------------
  Adjustable Rate         A high level   Target Duration = 6-month to  9-month U.S.
   Government             of current     1-year U.S. Treasury          Treasury bill
                          income,        Securities Maximum Duration*=
                          consistent     2 years
                          with low
                          volatility of
                          principal.
 -----------------------------------------------------------------------------------
  Short Duration          A high level   Target Duration = 2 year U.S. 2-year U.S.
   Government             of current     Treasury Security plus or     Treasury note
                          income and     minus .5 years Maximum
                          secondarily,   Duration*= 3 years
                          in seeking
                          current
                          income, may
                          also consider
                          the potential
                          for capital
                          appreciation.
 -----------------------------------------------------------------------------------
  Government Income       A high level   Target Duration = Lehman      5-year U.S.
                          of current     Brothers Mutual Fund          Treasury note
                          income,        Government/Mortgage Index
                          consistent     plus or minus 1 year Maximum
                          with safety of Duration*= 6 years
                          principal.
 -----------------------------------------------------------------------------------
  Core Fixed Income       Total return   Target Duration = Lehman      5-year U.S.
                          consisting of  Brothers Aggregate Bond Index Treasury note
                          capital        plus or minus 1 year Maximum
                          appreciation   Duration*= 6 years
                          and income
                          that exceeds
                          the total
                          return of the
                          Lehman
                          Brothers
                          Aggregate Bond
                          Index.
 -----------------------------------------------------------------------------------
  Global Income           A high total   Target Duration = J.P. Morgan 6-year
                          return,        Global Government Bond Index  government
                          emphasizing    (hedged) plus or minus 2.5    bond
                          current        years Maximum Duration*= 7.5
                          income, and,   years
                          to a lesser
                          extent,
                          providing
                          opportunities
                          for capital
                          appreciation.
 -----------------------------------------------------------------------------------
  High Yield              A high level   Target Duration = Lehman      6-year U.S.
                          of current     Brothers High Yield Bond      Treasury note
                          income and     Index plus or minus 2.5 years
                          capital        Maximum Duration* = 7.5 years
                          appreciation.
 -----------------------------------------------------------------------------------

  * Under normal interest rate conditions.

                                             DESCRIPTION OF THE UNDERLYING FUNDS



                                      Credit
   Investment Sector                 Quality                           Other Investments
 ----------------------------------------------------------------------------------------
  Money market                     High Quality                       N/A
  instruments                      (short-term
  including securities             ratings of
  issued or guaranteed             A-1, P-1 or
  by the U.S.                      comparable
  government, its                  quality).
  agencies,
  instrumentalities or
  sponsored
  enterprises ("U.S.
  Government
  Securities"); U.S.
  bank obligations,
  commercial paper and
  other short-term
  obligations of U.S.
  corporations,
  governmental and
  other entities;
  asset-backed and
  receivables-backed
  securities; and
  related repurchase
  agreements.
 ----------------------------------------------------------------------------------------
  At least 65% of                  U.S.                               Fixed-rate mortgage
  total assets in U.S.             Government                         pass-through
  Government                       Securities                         securities and
  Securities that are                                                 repurchase
  adjustable rate                                                     agreements
  mortgage pass-                                                      collateralized by
  through securities                                                  U.S. Government
  and other mortgage                                                  Securities.
  securities with
  periodic interest
  rate resets.
 ----------------------------------------------------------------------------------------
  At least 65% of                  U.S.                               Mortgage pass-
  total assets in U.S.             Government                         through securities
  Government                       Securities                         and other
  Securities and                                                      securities
  repurchase                                                          representing an
  agreements                                                          interest in or
  collateralized by                                                   collateralized by
  such securities.                                                    mortgage loans.
 ----------------------------------------------------------------------------------------
  At least 65% of                  U.S.                               Non-government
  total assets in U.S.             Government                         mortgage pass-
  Government                       Securities                         through securities,
  Securities,                      and non-U.S.                       asset-backed
  including mortgage-              Government                         securities and
  backed U.S.                      Securities =                       corporate fixed-
  Government                       AAA/Aaa                            income securities.
  Securities and
  repurchase
  agreements
  collateralized by
  such securities.
 ----------------------------------------------------------------------------------------
  At least 65% of                  Minimum =                          Foreign fixed-
  total assets in                  BBB/Baa                            income, municipal
  fixed-income                     Minimum for                        and convertible
  securities,                      non-dollar                         securities, foreign
  including U.S.                   securities =                       currencies and
  Government                       AA/Aa                              repurchase
  Securities,                                                         agreements
  corporate, mortgage-                                                collateralized by
  backed and asset-                                                   U.S. Government
  backed securities.                                                  Securities.
 ----------------------------------------------------------------------------------------
  Securities of U.S.               Minimum =                          Mortgage-backed and
  and foreign                      BBB/Baa At                         asset-backed
  governments and                  least 50% =                        securities, foreign
  corporations.                    AAA/Aaa                            currencies and
                                                                      repurchase
                                                                      agreements
                                                                      collateralized by
                                                                      U.S. Government
                                                                      Securities or
                                                                      certain foreign
                                                                      government
                                                                      securities.
 ----------------------------------------------------------------------------------------
  At least 65% of                  At least 65%                       Mortgage-backed and
  total assets in                  = BB/Ba or                         asset-backed
  fixed-income                     below                              securities, U.S.
  securities rated                                                    Government
  below investment                                                    Securities,
  grade, including                                                    investment grade
  U.S. and non-U.S.                                                   corporate fixed-
  dollar corporate                                                    income securities,
  debt, foreign                                                       structured
  government                                                          securities, foreign
  securities,                                                         currencies and
  convertible                                                         repurchase
  securities and                                                      agreements
  preferred stock.                                                    collateralized by
                                                                      U.S. Government
                                                                      Securities.
 ----------------------------------------------------------------------------------------

Principal Risks of the Underlying Funds

The following summarizes important risks that apply to the Underlying Funds and may result in a loss of your investment in a Portfolio. There can be no assur-ance that an Underlying Fund will achieve its investment objective.
Risks That Apply To All Underlying Funds:
 .Interest Rate Risk--The risk that when interest rates increase, fixed-income securities held by an Underlying Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term securities.

 .Credit/Default Risk--The risk that an issuer or guarantor of fixed-income securities held by an Underlying Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal.
 .Market Risk--The risk that the value of the securities in which an Underlying Fund invests may go up or down in response to the prospects of individual com-panies and/or general economic conditions. Price changes may be temporary or last for extended periods.
 .Derivatives Risk--The risk that loss may result from an Underlying Fund's investments in options, futures, swaps, structured securities and other deriv-ative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to an Underlying Fund.

 .Foreign Risk--The risk that when an Underlying Fund invests in foreign securi-ties, it will be subject to risk of loss not typically associated with domes-tic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability.
 Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. The Underlying Funds will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when an Underlying Fund invests in issuers located in emerging countries.
 .Management Risk--The risk that a strategy used by an investment adviser to the Underlying Funds may fail to produce the intended results.

 .Liquidity Risk--The risk that an Underlying Fund will not be able to pay redemption proceeds within the time period stated in the Underlying Fund's Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Underlying Funds that invest in non-investment grade fixed-income securities, small capitalization stocks, REITs or emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear sud-denly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

                                         PRINCIPAL RISKS OF THE UNDERLYING FUNDS


Risks That Apply Primarily To The Underlying Fixed-Income Funds:

 .Call Risk--The risk that an issuer will exercise its right to pay principal on an obligation held by an Underlying Fund (such as a Mortgage-Backed Security) earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, an Underlying Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.
 .Extension Risk--The risk that an issuer will exercise its right to pay princi-pal on an obligation held by an Underlying Fund (such as a Mortgage-Backed Security) later than expected. This may happen when there is a rise in inter-est rates. Under these circumstances, the value of an obligation will decrease, and an Underlying Fund will also suffer from the inability to invest in higher yielding securities.
 .U.S. Government Securities Risk--The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Risk That Applies Primarily To The Underlying Equity Funds:

 .Stock Risk--The risk that stock prices have historically risen and fallen in periodic cycles. As of the date of this Prospectus, U.S. stock markets and certain foreign stock markets were trading at or close to record high levels. There is no guarantee that such levels will continue.

Risks That Are Particularly Important For Specific Underlying Funds:

 .Geographic Risk--The European Equity Fund invests primarily in equity securi-ties of European companies. The Japanese Equity Fund invests primarily in equity securities of Japanese equity companies. The Asia Growth Fund invests primarily in equity securities of Asian issuers. The Global Income Fund is non-diversified meaning that it is permitted to invest more of its assets in fewer issuers than "diversified" mutual funds. Thus, it may be more suscepti-ble to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments. In addition, the Global Income Fund may invest more than 25% of its total assets in the securities of corporate and governmental issuers located in each of Canada, Germany, Japan, and the United Kingdom as well as in the securities of U.S. issuers. Concentration of the investments of these or other Underlying Funds in issuers located in a particular country or region will subject the Underlying Fund, to a greater extent than if investments were less concen-trated, to losses arising from adverse developments affecting those issuers or countries.

 .Emerging Countries Risk--Certain Underlying Funds may invest in emerging coun-try securities. The securities markets of Asian, Latin American, Eastern Euro-pean, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities mar-kets of more developed countries. These risks are not normally associated with investments in more developed countries.

 .Small Cap Stock and REIT Risks--Certain Underlying Funds may invest in small cap stocks and REITs. The securities of small capitalization companies and REITs involve greater risks than those associated with larger, more estab-lished companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable an Underlying Fund to effect sales at an advantageous time or without a substan-tial drop in price.

 ."Junk Bond" Risk--Certain Underlying Funds may invest in non-investment grade fixed-income securities (commonly known as "junk bonds") that are considered predominantly speculative by traditional investment standards. Non-investment grade fixed-income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer's inability to meet principal and interest obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond markets gen-erally and less secondary market liquidity.

                                             DESCRIPTION OF THE UNDERLYING FUNDS

More information about the portfolio securities and investment techniques of the Underlying Funds, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Portfolio Performance

 HOW THE PORTFOLIOS HAVE PERFORMED

 The bar chart and table below provide an indication of the risks of invest-ing in a Portfolio by showing: (a) changes in the performance of a Portfo-lio's Institutional Shares from year to year; and (b) how the average annual returns of a Portfolio's Institutional Shares compare to those of broad-based securities market indices. The bar chart and table assume reinvestment of dividends and distributions. A Portfolio's past performance is not neces-sarily an indication of how the Portfolio will perform in the future. Per-formance reflects expense limitations in effect. If expense limitations were not in place, a Portfolio's performance would have been reduced. The Conser-vative Strategy Portfolio did not commence operations until February 8, 1999. Since the Portfolio had less than one calendar year's performance as of December 31, 1999, no performance information is provided in this sec-tion.

                                                           PORTFOLIO PERFORMANCE

Balanced Strategy Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter
  Q4 '98  +7.25%

 Worst Quarter
  Q3 '98  -5.65%
                                                                 [GRAPH]

                                                             6.99%     10.92%
                                                             ----      -----
                                                             1998      1999

 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1999    1 Year Since Inception
 -----------------------------------------------------------------
  Institutional Shares (Inception 1/2/98)   10.92%      8.95%
  S&P 500 Index*                            21.04%     24.75%
  Two-Year U.S. Treasury Security**          1.89%      4.20%
  Lehman Brothers High Yield Bond Index***   2.39%      2.13%
 -----------------------------------------------------------------

* The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, an unmanaged index of common stocks. The Index figures do not reflect any fees or expenses.
** The Two-Year U.S. Treasury security, as reported by Merrill Lynch, does not reflect any fees or expenses.
*** The Lehman Brothers High Yield Bond Index is a total return performance benchmark for fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $100 million and at least one year to maturity. The Index is unmanaged and does not reflect any fees or expenses.

Growth and Income Strategy Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter
 Q4 '98  +10.34%

 Worst Quarter
 Q3 '98  -10.09%
                                                                 [GRAPH]

                                                             6.96%     16.14%
                                                             -----     ------
                                                              1998      1999

 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1999             1 Year   Since Inception
 ----------------------------------------------------------------------------
  Institutional Shares (Inception 1/2/98)             16.14%      11.47%
  S&P 500 Index*                                      21.04%      24.75%
  MSCI Europe, Australasia, Far East (EAFE) Index
   (unhedged)**                                       27.29%      23.76%
  Lehman Brothers Aggregate Bond Index***             (0.82)%      3.82%
  Lehman Brothers High Yield Bond Index+               2.39%       2.13%
 ----------------------------------------------------------------------------

* The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, an unmanaged index of common stocks. The Index figures do not reflect any fees or expenses.
** The unmanaged MSCI EAFE Index (unhedged) is a market capitalization-weighted composite of securities in 28 developed markets. The Index figures do not reflect any fees or expenses.
*** The Lehman Brothers Aggregate Bond Index represents a diversified portfolio of fixed-income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any fees or expenses.
  + The Lehman Brothers High Yield Bond Index is a total return performance benchmark for fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $100 million and at least one year to maturity. The Index is unmanaged and does not reflect any fees or expenses.

                                                           PORTFOLIO PERFORMANCE

Growth Strategy Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter
 Q4 '99  +13.21%

 Worst Quarter
 Q3 '98  -14.16%
                                                                  [GRAPH]

                                                              4.92%     21.24%
                                                              -----     ------
                                                               1998      1999

 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1999   1 Year Since Inception
 ----------------------------------------------------------------
  Institutional Shares (Inception 1/2/98)  21.24%     12.80%
  S&P 500 Index*                           21.04%     24.75%
  MSCI EAFE Index (unhedged)**             27.29%     23.76%
  Russell 2000 Index***                    21.26%      8.70%
  MSCI Emerging Markets Free (EMF) Index+  66.42%     11.47%
 ----------------------------------------------------------------

* The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, an unmanaged index of common stocks. The Index figures do not reflect any fees or expenses.
** The unmanaged MSCI EAFE Index (unhedged) is a market capitalization-weighted composite of securities in 20 developed markets. The Index figures do not reflect any fees or expenses.
*** The Russell 2000 Index is an unmanaged index of common stock prices. The
    Index figures do not reflect any fees or expenses.
+ The unmanaged MSCI EMF Index is a market capitalization weighted composite of securities in over 30 emerging market countries. "Free" indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. The Index figures do not reflect any fees or expenses.

Aggressive Growth Strategy Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter
 Q4 '99  +15.93%

 Worst Quarter
 Q3 '98  -17.19%
                                                                   [GRAPH]

                                                               2.80%     25.74%
                                                               -----     ------
                                                                1998      1999

 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1999   1 Year Since Inception
 ----------------------------------------------------------------
  Institutional Shares (Inception 1/2/98)  25.74%     13.71%
  S&P 500 Index*                           21.04%     24.75%
  MSCI EAFE Index (unhedged)**             27.29%     23.76%
  Russell 2000 Index***                    21.26%      8.70%
  MSCI EMF Index+                          66.42%     11.47%
 ----------------------------------------------------------------

* The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, an unmanaged index of common stocks. The Index figures do not reflect any fees or expenses.
** The unmanaged MSCI EAFE Index (unhedged) is a market capitalization-weighted composite of securities in 20 developed markets. The Index figures do not reflect any fees or expenses.
*** The Russell 2000 Index is an unmanaged index of common stock prices. The
    Index figures do not reflect any fees or expenses.
+ The unmanaged MSCI EMF Index is a market capitalization weighted composite of securities in over 30 emerging market countries. "Free" indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. The Index figures do not reflect any fees or expenses.

                      [This page intentionally left blank]

Portfolio Fees and Expenses (Institutional Shares)

This table describes the fees and expenses that you would pay if you buy and hold Institutional Shares of a Portfolio.


                                                        Conservative Balanced
                                                          Strategy   Strategy
                                                         Portfolio   Portfolio
------------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases            None       None
Maximum Deferred Sales Charge (Load)                        None       None
Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends                                                  None       None
Redemption Fees                                             None       None
Exchange Fees                                               None       None
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets):/1/
Management Fees (for asset allocation)/2/                  0.35%       0.35%
Other Expenses/3/                                          2.60%       0.30%
Underlying Fund Expenses/1/                                0.55%       0.69%
------------------------------------------------------------------------------
Total Other and Underlying Fund Expenses                   3.15%       0.99%
------------------------------------------------------------------------------
Total Portfolio Operating Expenses*                        3.50%       1.34%
------------------------------------------------------------------------------

See page 30 for all other footnotes.

 * As a result of current waivers and expense limita-tions, "Other Expenses" and "Total Portfolio Operating
   Expenses" of the Portfolio which are actually incurred are as set forth below. The waivers and expense limi-tations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other
   Expenses" and "Total Portfolio Operating Expenses" may increase without shareholder approval.

                                                          Conservative Balanced
                                                            Strategy   Strategy
                                                           Portfolio   Portfolio
 -------------------------------------------------------------------------------
  Annual Portfolio Operating Expenses
  (expenses that are deducted from Portfolio assets):/1/
  Management Fees (for asset allocation)/2/                  0.15%       0.15%
  Other Expenses/3/                                          0.04%       0.04%
  Underlying Fund Expenses/1/                                0.55%       0.69%
 -------------------------------------------------------------------------------
  Total Other and Underlying Fund Expenses                   0.59%       0.73%
 -------------------------------------------------------------------------------
  Total Portfolio Operating Expenses (after current
   waivers and expense limitations)                          0.74%       0.88%
 -------------------------------------------------------------------------------

                                                     PORTFOLIO FEES AND EXPENSES




  Growth and                                           Aggressive
    Income                   Growth                      Growth
   Strategy                 Strategy                    Strategy
  Portfolio                 Portfolio                  Portfolio
-------------------------------------------------------------------------
     None                     None                        None
     None                     None                        None
     None                     None                        None
     None                     None                        None
     None                     None                        None
    0.35%                     0.35%                      0.35%
    0.10%                     0.12%                      0.25%
    0.79%                     0.84%                      0.90%
-------------------------------------------------------------------------
    0.89%                     0.96%                      1.15%
-------------------------------------------------------------------------
    1.24%                     1.31%                      1.50%
-------------------------------------------------------------------------




  Growth and                                           Aggressive
    Income                   Growth                      Growth
   Strategy                 Strategy                    Strategy
  Portfolio                 Portfolio                  Portfolio
-------------------------------------------------------------------------
    0.15%                     0.15%                      0.15%
    0.04%                     0.04%                      0.04%
    0.79%                     0.84%                      0.90%
-------------------------------------------------------------------------
    0.83%                     0.88%                      0.94%
-------------------------------------------------------------------------
    0.98%                     1.03%                      1.09%
-------------------------------------------------------------------------

Portfolio Fees and Expenses continued


/1/The Portfolios' annual operating expenses have been restated to reflect cur-rent fees, except for the Conservative Strategy Portfolio, whose expenses are estimated for the current fiscal year. "Underlying Fund Expenses" for each Portfolio are based upon the strategic allocation of each Portfolio's invest-ment in the Underlying Funds and upon the actual total operating expenses of the Underlying Funds (including any current waivers and expense limitations of the Underlying Funds). Actual Underlying Fund expenses incurred by each Portfolio may vary with changes in the allocation of each Portfolio's assets among the Underlying Funds and with other events that directly affect the expenses of the Underlying Funds.
/2/The Investment Adviser has voluntarily agreed not to impose a portion of the management fee on the Portfolios equal to 0.20% of the Portfolios' average daily net assets. As a result of fee waivers, current management fees of the Portfolios are 0.15% of each Portfolio's average daily net assets. The waiv-ers may be terminated at any time at the option of the Investment Adviser.
/3/"Other Expenses" include transfer agency fees equal to 0.04% of the average daily net assets of each Portfolio's Institutional Shares plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit "Other Expenses" (excluding management fees, trans-fer agency fees, taxes, interest and brokerage fees and litigation, indemni-fication and other extraordinary expenses) to 0.00% of each Portfolio's aver-age daily net assets.

                                                     PORTFOLIO FEES AND EXPENSES

Example


The following Example is intended to help you compare the cost of investing in a Portfolio (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Institutional Shares of a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


Portfolio                   1 Year 3 Years 5 Years 10 Years
-----------------------------------------------------------
Conservative Strategy        $353  $1,074  $1,817   $3,774
-----------------------------------------------------------
Balanced Strategy            $136  $  425  $  734   $1,613
-----------------------------------------------------------
Growth and Income Strategy   $126  $  393  $  681   $1,500
-----------------------------------------------------------
Growth Strategy              $133  $  415  $  718   $1,579
-----------------------------------------------------------
Aggressive Growth Strategy   $153  $  474  $  818   $1,791
-----------------------------------------------------------

Institutions that invest in Institutional Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your institution for information regard-ing such charges. Such fees, if any, may affect the return such customers real-ize with respect to their investments.

Certain institutions that invest in Institutional Shares may receive other com-pensation in connection with the sale and distribution of Institutional Shares or for services to their customers' accounts and/or the Portfolios. For addi-tional information regarding such compensation, see "Shareholder Guide" in the Prospectus and "Other Information" in the Additional Statement.

Service Providers

 INVESTMENT ADVISERS



  Investment Adviser        Portfolio
 -----------------------------------------------------
  Goldman Sachs Asset
   Management ("GSAM")      Conservative Strategy
  32 Old Slip               Balanced Strategy
  New York, New York 10005  Growth and Income Strategy
                            Growth Strategy
                            Aggressive Growth Strategy
 -----------------------------------------------------

 Except as noted below, GSAM also serves as investment adviser to each Under-lying Fund.

  Investment Adviser        Underlying Fund
 -----------------------------------------------------
  Goldman Sachs Funds
   Management, L.P.
   ("GSFM")                 CORE U.S. Equity
  32 Old Slip               Capital Growth
  New York, New York 10005  Adjustable Rate Government
                            Short Duration Government
 -----------------------------------------------------
  Goldman Sachs Asset
   Management               International Equity
   International ("GSAMI")  Japanese Equity
  Procession House          European Equity
  55 Ludgate Hill           International Small Cap
  London EC4M 7JW           Emerging Markets Equity
  England                   Asia Growth
                            Global Income
 -----------------------------------------------------

 As of September 1, 1999, the Investment Management Division ("IMD") was established as a new operating division of Goldman Sachs. This newly created entity includes GSAM, GSAMI and GSFM. Goldman Sachs registered as an invest-ment adviser in 1981. GSAMI, a member of the Investment Management Regula-tory Organization Limited since 1990 and a registered investment adviser since 1991, is an affiliate of Goldman Sachs. GSFM, a registered investment adviser since 1990, is a Delaware limited partnership which is an affiliate of Goldman Sachs. The Goldman Sachs Group, L.P., which controlled the Investment Advisers, merged into the Goldman Sachs Group, Inc. as a result of an initial public offering. As of December 31, 1999, GSAM, GSAMI and GSFM, along with other units of IMD, had assets under management of $258.5 billion.

                                                               SERVICE PROVIDERS

 Under an Asset Allocation Management Agreement with each Portfolio, the Investment Adviser, subject to the general supervision of the Trustees, pro-vides day-to-day advice as to each Portfolio's investment transactions, including determinations concerning changes to (a) the Underlying Funds in which the Portfolios may invest; and (b) the percentage range of assets of any Portfolio that may be invested in the Underlying Equity Funds and the Underlying Fixed-Income Funds as separate groups.

 The Investment Adviser also performs the following additional services for the Portfolios:
 . Supervises all non-advisory operations of the Portfolios
 . Provides personnel to perform necessary executive, administrative and clerical services to the Portfolios
 . Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the Securities and Exchange Commission (the "SEC") and other regulatory authorities
 . Maintains the records of each Portfolio
 .Provides office space and all necessary office equipment and services

 MANAGEMENT FEES

 As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Portfolio's average daily net assets):

                                                      Actual Rate
                                                For the Fiscal Year Ended
  Portfolio                   Contractual Rate     December 31, 1999
 ------------------------------------------------------------------------
  Conservative Strategy            0.35%                 0.15%
 ------------------------------------------------------------------------
  Balanced Strategy                0.35%                 0.15%
 ------------------------------------------------------------------------
  Growth and Income Strategy       0.35%                 0.15%
 ------------------------------------------------------------------------
  Growth Strategy                  0.35%                 0.15%
 ------------------------------------------------------------------------
  Aggressive Growth Strategy       0.35%                 0.15%
 ------------------------------------------------------------------------

 The difference, if any, between the stated fees and the actual fees paid by the Portfolios reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

In addition, each Portfolio, as a shareholder in the Underlying Funds, will indirectly bear a proportionate share of any investment management fees and other expenses paid by the Underlying Funds. The following chart shows the total net operating expense ratios (management fee plus other operating expenses) of Institutional Shares of each Underlying Fund in which the Portfo-lios may invest after applicable fee waivers and expense limitations, as of the end of each Underlying Fund's most recent fiscal year. In addition, the follow-ing chart shows the contractual investment management fees payable to the investment adviser and its affiliates by the Underlying Funds (in each case as an annualized percentage of a Fund's average net assets). Absent voluntary fee waivers and/or expense reimbursements, which may be discontinued at any time, the total operating expense ratios of certain Underlying Funds would be higher.

                                                Total Net
                                    Contractual Operating
                                    Management   Expense
Underlying Fund                         Fee       Ratio
---------------------------------------------------------
Financial Square Prime Obligations    0.205%      0.18%
---------------------------------------------------------
Short Duration Government              0.50%      0.54%
---------------------------------------------------------
Adjustable Rate Government             0.40%      0.49%
---------------------------------------------------------
Core Fixed Income                      0.40%      0.54%
---------------------------------------------------------
Government Income                      0.65%      0.58%
---------------------------------------------------------
Global Income                          0.90%      0.69%
---------------------------------------------------------
High Yield                             0.70%      0.76%
---------------------------------------------------------
Growth and Income                      0.70%      0.79%
---------------------------------------------------------
CORE U.S. Equity                       0.75%      0.74%
---------------------------------------------------------
CORE Large Cap Growth                  0.75%      0.64%
---------------------------------------------------------
CORE Large Cap Value                   0.60%      0.64%
---------------------------------------------------------
CORE Small Cap Equity                  0.85%      0.93%
---------------------------------------------------------
Capital Growth                         1.00%      1.04%
---------------------------------------------------------
CORE International Equity              0.85%      1.01%
---------------------------------------------------------
Mid Cap Value*                         0.75%      0.89%
---------------------------------------------------------
Small Cap Value                        1.00%      1.10%
---------------------------------------------------------
International Equity                   1.00%      1.14%
---------------------------------------------------------
Japanese Equity                        1.00%      1.05%
---------------------------------------------------------
European Equity                        1.00%      1.14%
---------------------------------------------------------
International Small Cap                1.20%      1.40%
---------------------------------------------------------
Emerging Markets Equity                1.20%      1.39%
---------------------------------------------------------
Asia Growth                            1.00%      1.20%
---------------------------------------------------------
Real Estate Securities                 1.00%      1.04%
---------------------------------------------------------

*Formerly, "Mid Cap Equity."

                                                               SERVICE PROVIDERS


 PORTFOLIO MANAGERS

 Robert B. Litterman, Ph.D., a Managing Director of Goldman Sachs, is the co-developer, along with the late Fischer Black, of the Black-Litterman Global Asset Allocation Model, a key tool in IMD's asset allocation process. As Director of Quantitative Resources, Dr. Litterman oversees Quantitative Equities, the Quantitative Strategies Group, the Investment Performance & Valuation Oversight Group, and the Client Research Groups. In total, these groups include over 120 professionals. Prior to moving to IMD, Dr. Litterman was the head of the Firmwide Risk department since becoming a Partner in 1994. Preceding his time in the Operations, Technology & Finance Division, Dr. Litterman spent eight years in the Fixed Income Division's research department where he was co-director of the research and model development group.

 Quantitative Strategies Group

 . The 30-person Quantitative Strategies Group includes eight Ph.Ds, with extensive academic and practitioner experience
 . Disciplined, quantitative models are used to determine the relative attractiveness of the world's stock, bond and currency markets
 . Theory and economic intuition guide the investment process

--------------------------------------------------------------------------------

Quantitative Strategies Group

                        Years Primarily
 Name and Title         Responsible     Five Year Employment History
--------------------------------------------------------------------------------
 Mark M. Carhart,            Since      Dr. Carhart joined the Investment
 Ph.D., CFA Managing         1998       Adviser as a member of the Quantitative
 Director, Co-Head                      Strategies Group in 1997. From August
 Quantitative                           1995 to September 1997, he was Assistant
 Strategies and Senior                  Professor of Finance at the Marshall
 Portfolio Manager                      School of Business at USC and a Senior
                                        Fellow of the Wharton Financial
                                        Institutions Center. From 1993 to 1995,
                                        he was a lecturer and graduate student
                                        at the University of Chicago Graduate
                                        School of Business.
--------------------------------------------------------------------------------
 Raymond J. Iwanowski        Since      Mr. Iwanowski joined the Investment
 Managing Director, Co-      1998       Adviser as an associate and portfolio
 Head Quantitative                      manager in 1997. From 1993 to 1997, he
 Strategies and Senior                  was a Vice President and head of the
 Portfolio Manager                      Fixed Derivatives Client Research group
                                        at Salomon Brothers.
--------------------------------------------------------------------------------

Quantitative Strategies Group

                        Years Primarily
 Name and Title         Responsible     Five Year Employment History
--------------------------------------------------------------------------------
 Donald M. Raymond,          Since      Prior to joining the Investment Adviser
 Ph.D. Vice President        1998       in July 1988, Dr. Raymond spent four
 and Portfolio Manager                  years as head of Fixed Income Research
                                        and Chief Strategist for Goldman Sachs
                                        Canada. Prior to joining the Investment
                                        Adviser, Dr. Raymond worked for a
                                        Canadian Investment Bank for three
                                        years, where he developed fixed income
                                        cash and derivative pricing models, and
                                        portfolio arbitrage strategies.
--------------------------------------------------------------------------------
 Giorgio De Santis,          Since      Dr. DeSantis joined the Investment
 Ph.D. Vice President        1998       Adviser in 1998. From 1992 to 1998, he
 and Portfolio Manager                  was Assistant Professor of Finance and
                                        Business Economics at the Marshall
                                        School of Business at USC.
--------------------------------------------------------------------------------
 William J. Fallon,          Since      Dr. Fallon joined the Investment Adviser
 Ph.D. Vice President        1998       in 1998. From 1996 to 1998, he worked in
 and Portfolio Manager                  the Firmwide Risk Group of Goldman
                                        Sachs. From 1991 to 1996, he attended
                                        Columbia University, where he earned a
                                        Ph.D. in Finance.
--------------------------------------------------------------------------------
 Guang-Liang He, Ph.D.       Since      Dr. He joined the Investment Adviser in
 Vice President and          1998       1998. In 1997, he worked in the Firmwide
 Portfolio Manager                      Risk Group of Goldman Sachs. From 1992
                                        to 1997, he worked at Quantitative
                                        Financial Strategies, Inc. where he was
                                        responsible for the research and
                                        development of proprietary trading
                                        models.
--------------------------------------------------------------------------------

 DISTRIBUTOR AND TRANSFER AGENT


 Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Portfolio's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois, 60606-6372, also serves as each Portfolio's transfer agent (the "Transfer Agent") and, as such, per-forms various shareholder servicing functions.

 From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Underlying Funds or Portfolios. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

                                                               SERVICE PROVIDERS


 ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS


 The involvement of the Investment Adviser, Goldman Sachs and their affili-ates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to an Underlying Fund or limit an Underlying Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Underlying Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Underlying Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strate-gies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Underlying Funds. The results of an Underlying Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that an Under-lying Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trad-ing for proprietary or other accounts. In addition, the Underlying Funds may, from time to time, enter into transactions in which other clients of Goldman Sachs have an adverse interest. An Underlying Fund's activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.

 YEAR 2000

 Goldman Sachs spent a total of approximately $185 million over the past sev-eral years to address the potential hardware, software and other computer and technology problems associated with the transition to Year 2000 and to confirm that its service providers did the same. As a result of those efforts, Goldman Sachs did not experience any material disruptions in its operations as a result of the transition to the Year 2000.

Dividends

Each Fund pays dividends from its net investment income and capital gain net income. You may choose to have dividends paid in:
 . Cash
 . Additional shares of the same class of the same Fund
 . Shares of the same or an equivalent class of another Goldman Sachs Fund. Spe-cial restrictions may apply for certain ILA Portfolios. See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend. If you do not indicate any choice, dividends will be rein-vested automatically in the applicable Fund.

The election to reinvest dividends in additional shares will not affect the tax treatment of such dividends, which will be treated as received by you and then used to purchase the shares.

Dividends from net investment income and capital gain net income are declared and paid as follows:


                            Net Investment Capital Gain
Portfolio                       Income     Net Income
-------------------------------------------------------
Conservative Strategy          Monthly       Annually
-------------------------------------------------------
Balanced Strategy             Quarterly      Annually
-------------------------------------------------------
Growth and Income Strategy    Quarterly      Annually
-------------------------------------------------------
Growth Strategy                Annually      Annually
-------------------------------------------------------
Aggressive Growth Strategy     Annually      Annually
-------------------------------------------------------

From time to time a portion of a Portfolio's dividends may constitute a return of capital.

At the time of an investor's purchase of shares of a Portfolio, a portion of the net asset value ("NAV") per share may be represented by undistributed income or undistributed realized appreciation of the Portfolio's portfolio securities. Therefore, subsequent distributions on such shares from such income or realized appreciation may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

Shareholder Guide

 The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds' Institutional Shares.

 HOW TO BUY SHARES


 How Can I Purchase Institutional Shares Of The Funds?
 You may purchase Institutional Shares on any business day at their NAV next determined after receipt of an order. No sales load is charged. You should place an order with Goldman Sachs at 1-800-621-2550 and either:
 . Wire federal funds to The Northern Trust Company ("Northern"), as subcustodian for State Street Bank and Trust Company ("State Street") (each Fund's custodian) on the next business day; or
 . Send a check or Federal Reserve draft payable to Goldman Sachs Funds--
   (Name of Fund and Class of Shares), 4900 Sears Tower--60th Floor, Chicago, IL 60606-6372. The Fund will not accept a check drawn on a foreign bank or a third-party check.

 In order to make an initial investment in a Fund, you must furnish to the Fund or Goldman Sachs the Account Application. Purchases of Institutional Shares must be settled within three business days of receipt of a complete purchase order.

 In certain instances, the Trust may require a signature guarantee in order to effect purchase, redemption or exchange transactions. Signature guaran-tees must be obtained from a bank, brokerage firm or other financial inter-mediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a signa-ture guarantee.

 How Do I Purchase Shares Through A Financial Institution?
 Certain institutions (including banks, trust companies, brokers and invest-ment advisers) that provide recordkeeping, reporting and processing services to their customers may be authorized to accept, on behalf of Goldman Sachs Trust (the "Trust"), purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:
 . A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized institution or intermediary on a busi-ness day, and the order will be priced at the Fund's NAV next determined after such acceptance.

 . Authorized institutions and intermediaries will be responsible for trans-mitting accepted orders and payments to the Trust within the time period agreed upon by them.

 You should contact your institution or intermediary to learn whether it is authorized to accept orders for the Trust.

 These institutions may receive payments from the Funds or Goldman Sachs for the services provided by them with respect to the Funds' Institutional Shares. These payments may be in addition to other payments borne by the Funds.

 The Investment Adviser, Distributor and/or their affiliates may pay addi-tional compensation from time to time, out of their assets and not as an additional charge to the Funds, to certain institutions and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Additional compensation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested.

 In addition to Institutional Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Institutional Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

                                                          SHAREHOLDER GUIDE


 What is My Minimum Investment in the Funds?


  Type of Investor                             Minimum Investment
 -------------------------------------------------------------------------------
  . Banks, trust companies or    $1,000,000 in Institutional Shares of a Fund
    other depository             alone or in combination with other assets
    institutions investing for   under the management of GSAM and its affiliates
    their own account or on
    behalf of clients
  . Pension and profit sharing
    plans, pension funds and
    other company-sponsored
    benefit plans
  . State, county, city or any
    instrumentality,
    department, authority or
    agency thereof
  . Corporations with at least
    $100 million in assets or
    in outstanding publicly
    traded securities
  . "Wrap" account sponsors
    (provided they have an
    agreement covering the
    arrangement with GSAM)
  . Registered investment
    advisers investing for
    accounts for which they
    receive asset-based fees
 -------------------------------------------------------------------------------
  . Individual investors         $10,000,000
  . Qualified non-profit
    organizations, charitable
    trusts, foundations and
    endowments
  . Accounts over which GSAM or
    its advisory affiliates
    have investment discretion
 -------------------------------------------------------------------------------

 The minimum investment requirement may be waived for current and former officers, partners, directors or employees of Goldman Sachs or any of its affiliates or for other investors at the discretion of the Trust's officers. No minimum amount is required for subsequent investments.

 What Else Should I Know About Share Purchases?
 The Trust reserves the right to:
 . Modify or waive the minimum investment amounts.
 . Reject or restrict any purchase or exchange orders by a particular pur-chaser (or group of related purchasers). This may occur, for example, when a pattern of frequent purchases, sales or exchanges of Institutional Shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of a Fund.

 . Close a Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by a Fund's Investment Adviser.

 The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund's investment policies and operations and if approved by the Fund's Investment Adviser.

 How Are Shares Priced?
 The price you pay or receive when you buy, sell or exchange Institutional Shares is determined by a Fund's NAV. The Funds calculate NAV as follows:

                   (Value of Assets of the Class)
      NAV =         - (Liabilities of the Class)
              -----------------------------------------
              Number of Outstanding Shares of the Class

 The Funds' investments are valued based on market quotations or, if accurate quotations are not readily available, the fair value of the Fund's invest-ments may be determined in good faith under procedures established by the Trustees.
 . NAV per share of each class is calculated by State Street on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time). Fund shares will not be priced on any day the New York Stock Exchange is closed.
 . When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form.
 . When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form.

 Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time.

 Foreign securities may trade in their local markets on days a Fund is closed. As a result if the Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.

 In addition, the impact of events that occur after the publication of market quotations used by a Fund to price its securities (for example, in foreign markets), but before the close of regular trading on the New York Stock Exchange will normally not be reflected in a Fund's next determined NAV unless the Trust, in its discretion, makes an adjustment in light of the nature and materiality of the event, its effect on Fund operations and other relevant factors.

                                                          SHAREHOLDER GUIDE


 HOW TO SELL SHARES


 How Can I Sell Institutional Shares Of The Funds?
 You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Generally, each Fund will redeem its Institu-tional Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. You may request that redemp-tion proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.


  Instructions For
  Redemptions:
 ---------------------------------------------------------------------
  By Writing:        . Write a letter of instruction that includes:
                     . Your name(s) and signature(s)
                     . Your account number
                     . The Fund names and Class of Shares
                     . The dollar amount you want to sell
                     . How and where to send the proceeds
                     . Mail your request to:
                     Goldman Sachs Funds
                     4900 Sears Tower--60th Floor
                     Chicago, IL 60606-6372
 ---------------------------------------------------------------------
  By Telephone:      If you have elected the telephone
                     redemption privilege on your Account Application:
                     . 1-800-621-2550
                     (8:00 a.m. to 4:00 p.m. New York time)
 ---------------------------------------------------------------------

 Certain institutions and intermediaries are authorized to accept redemption requests on behalf of the Funds as described under "How Do I Purchase Shares Through A Financial Institution?"

 What Do I Need To Know About Telephone Redemption Requests?

 The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized tele-phone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:
 . All telephone requests are recorded.
 . Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
 . The telephone redemption option may be modified or terminated at any time.

 Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

 How Are Redemption Proceeds Paid?
 By Wire: You may arrange for your redemption proceeds to be wired as federal funds to the bank account designated in your Account Application. The fol-lowing general policies govern wiring redemption proceeds:
 . Redemption proceeds will normally be wired on the next business day in federal funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.

 . To change the bank designated on your Account Application, you must send written instructions signed by an authorized person designated on the Account Application to the Transfer Agent.
 . Neither the Trust, Goldman Sachs nor any other institution assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.

 By Check: You may elect in writing to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of a properly executed redemp-tion request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

 What Else Do I Need To Know About Redemptions?
 The following generally applies to redemption requests:
 . Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
 . Institutions (including banks, trust companies, brokers and investment advisers) are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, these institutions may set times by which they must receive

                                                          SHAREHOLDER GUIDE

  redemption requests. These institutions may also require additional docu-mentation from you.

 The Trust reserves the right to:
 . Redeem your shares if your account balance falls below $50 as a result of earlier redemptions. The Funds will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Fund will give you 60 days' prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption.
 . Redeem your shares in other circumstances determined by the Board of
   Trustees to be in the best interest of the Trust.
 . Pay redemptions by a distribution in-kind of securities (instead of cash).
   If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

 . Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distribu-tions be returned to the Fund as undeliverable or remain uncashed for six months. In addition, that distribution and all future distributions pay-able to you will be reinvested at NAV in additional Fund shares. No inter-est will accrue on amounts represented by uncashed distribution or redemp-tion checks.

 Can I Exchange My Investment From One Fund To Another?
 You may exchange Institutional Shares of a Fund at NAV for Institutional Shares of any other Goldman Sachs Fund. The exchange privilege may be mate-rially modified or withdrawn at any time upon 60 days' written notice to you.


  Instructions For
  Exchanging
  Shares:
 ------------------------------------------------------------------
  By Writing:        . Write a letter of instruction that includes:
                     . Your name(s) and signature(s)
                     . Your account number
                     . The Fund names and Class of Shares
                     . The dollar amount to be exchanged
                     . Mail the request to:
                       Goldman Sachs Funds
                       4900 Sears Tower--60th Floor
                       Chicago, IL 60606-6372
 ------------------------------------------------------------------
  By Telephone:      If you have elected the telephone exchange
                     privilege on your Account Application:
                     . 1-800-621-2550
                       (8:00 a.m. to 4:00 p.m. New York time)
 ------------------------------------------------------------------

 You should keep in mind the following factors when making or considering an exchange:
 . You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
 . All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund, except that this requirement may be waived at the discretion of the Trust.
 . Telephone exchanges normally will be made only to an identically regis-
   tered account.
 . Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized per-son designated on the Account Application.
 . Exchanges are available only in states where exchanges may be legally made.
 . It may be difficult to make telephone exchanges in times of drastic eco-
   nomic or market conditions.
 . Goldman Sachs may use reasonable procedures described under "What Do I
   Need To Know About Telephone Redemption Requests?" in an effort to prevent unauthorized or fraudulent telephone exchange requests.

 For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should con-sult your tax adviser concerning the tax consequences of an exchange.

 What Types of Reports Will I Be Sent Regarding Investments In Institutional Shares?
 You will receive an annual report containing audited financial statements and a semi-annual report. To eliminate unnecessary duplication, only one copy of such reports will be sent to shareholders with the same mailing address. If you would like a duplicate copy to be mailed to you, please con-tact Goldman Sachs Funds at 1-800-621-2550. You will also be provided with a printed confirmation for each transaction in your account and a monthly account statement. The Funds do not generally provide sub-accounting servic-es.

Taxation

 TAXABILITY OF DISTRIBUTIONS

 As with any investment, you should consider how your investment in the Port-folios will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or for-eign tax consequences of your investment in the Portfolios.

 Unless your investment is an IRA or other tax-advantaged account, you should consider the possible tax consequences of Portfolio distributions and the sale of your Portfolio shares.

 TAXES ON DISTRIBUTIONS

 Distributions you receive from the Portfolios are generally subject to fed-eral income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Portfolio shares or receive them in cash. For federal tax purposes, the Portfolios' income dividend distributions and short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are tax-able as long-term capital gains, no matter how long you have owned your Portfolio shares.

 Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Portfolios' dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. The Portfolios will inform shareholders of the character and tax status of all distributions promptly after the close of each calendar year.

 The REIT investments of the underlying Real Estate Securities Fund often do not provide complete tax information to the Fund until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Portfolios to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31.

 Each Portfolio may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Portfo-lios may deduct these taxes in computing their taxable income.

 If you buy shares of a Portfolio before it makes a distribution, the distri-bution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as "buying a dividend."

 TAXABILITY OF SALES AND EXCHANGES

 Your sale of Portfolio shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax pur-poses, the exchange of your Portfolio shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends that were received on the shares.

 OTHER INFORMATION

 When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Portfolio must withhold 31% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or cer-tify that it is correct, or if the IRS instructs the Portfolio to do so. Non-U.S. investors may be subject to U.S. withholding and estate tax.

Appendix A
Additional Information on the Underlying Funds

 This Appendix provides further information on certain types of securities and techniques that may be used by the Underlying Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request, and in the prospectuses of the Underlying Funds.

 The Underlying Equity Funds invest primarily in common stocks and other equity securities, including preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants and stock purchase rights ("equity securities"). The Underlying Fixed-Income Funds invest pri-marily in fixed-income securities, including senior and subordinated corpo-rate debt obligations (such as bonds, debentures, notes and commercial paper), convertible and non-convertible corporate debt obligations, loan participations and preferred stock.

 The Short-Duration Government and Adjustable Rate Government Funds invest in U.S. Government Securities and related repurchase agreements, and neither of these Underlying Funds, the Government Income Fund nor the Financial Square Prime Obligations Fund makes foreign investments. The investments of the Financial Square Prime Obligations Fund are limited by SEC regulations applicable to money market funds as described in its prospectus, and do not include many of the types of investments discussed below that are permitted for the other Underlying Funds. With these exceptions, and the further exceptions noted below, the following description applies generally to the Underlying Funds.

 A. General Risks of the Underlying Funds

 The Underlying Equity Funds will be subject to the risks associated with common stocks and other equity securities. In general, stock values fluctu-ate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the value of the stocks that an Underlying Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices gener-ally rise and periods when prices generally decline.

 The Underlying Fixed-Income Funds will be subject to the risks associated with fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase than other debt securities (although many mortgage related securities will have less potential than other debt securities for capital appreciation dur-ing periods of declining rates). Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer could default on its obligations, and an Underlying Fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans ("ARMs"), mort-gage-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mort-gages can either shorten (call risk) or lengthen (extension risk). In gener-al, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepay-ment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors.

 The Financial Square Prime Obligations Fund attempts to maintain a stable NAV of $1.00 per share and values its assets using the amortized cost method in accordance with SEC regulations. There is no assurance, however, that the Financial Square Prime Obligations Fund will be successful in maintaining its per share value at $1.00 on a continuous basis. The per share NAVs of the other Underlying Funds are expected to fluctuate on a daily basis.

 The portfolio turnover rates of the Underlying Funds have ranged from 40% to 280% during their most recent fiscal years. A high rate of portfolio turn-over (100% or more) involves correspondingly greater expenses which must be borne by an Underlying Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to shareholders. The port-folio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of an Underlying Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. There can be no assurance that the turnover rates of the Underlying Funds will remain within this range during subsequent fiscal years. Higher turnover rates may result in higher brokerage costs and expenses for the Underlying Funds. In addition, higher turnover rates may result in higher taxable realized gains for shareholders.

 B. Other Risks of the Underlying Funds

 Risks of Investing in Small Capitalization Companies and REITs. Certain Underlying Funds may invest in small capitalization companies and REITs. Investments in small capitalization companies and REITs involve greater risk and portfolio

                                                                      APPENDIX A

 price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies and REITs may be thinly traded and may have to be sold at a discount from current mar-ket prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient mar-ket liquidity, an Underlying Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a sub-stantial drop in price. Small capitalization companies and REITs include "unseasoned" issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Transaction costs for these investments are often higher than those for larger capitalization companies. Investments in small capitalization companies and REITs may be more difficult to price pre-cisely than other types of securities because of their characteristics and lower trading volumes.

 Risks of Foreign Investments. Certain of the Underlying Funds may invest in foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which an Underlying Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Underlying Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

 The introduction of a single currency, the euro, on January 1, 1999 for par-ticipating nations in the Economic and Monetary Union presents unique uncer-tainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates for cur-rencies being converted into the euro; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; whether the inter-est rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that may in the future become members of the European Union, may have an impact on the euro. These or other factors, including political and economic risks, could cause market disruptions, and could adversely affect the value of securities held by the Underlying Funds. Because of the number of countries using this single currency, a significant portion of the foreign assets held by certain of the Underlying Funds may be denominated in the euro.

 Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such proce-dures have been unable to keep pace with the volume of securities transac-tions, thus making it difficult to conduct such transactions.

 Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less gov-ernment regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Underlying Funds, and political or social instability or diplomatic developments which could affect investments in those countries.

 Concentration of an Underlying Fund's assets in one or a few countries and currencies will subject a Fund to greater risks than if an Underlying Fund's assets were not geographically concentrated.

 Investment in sovereign debt obligations by certain Underlying Funds involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repay-ment of the debt may be unable or unwilling to repay principal or pay inter-est when due in accordance with the terms of such debt, and an Underlying Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn an Underlying Fund's NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

                                                                      APPENDIX A

 A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the avail-ability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sov-ereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

 Investments in foreign securities may take the form of sponsored and unsponsored American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"). Certain Underlying Funds may also invest in European Depository Receipts ("EDRs") or other similar instruments representing secu-rities of foreign issuers. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

 Risks of Emerging Countries. Certain Underlying Funds may invest in securi-ties of issuers located in emerging countries. The risks of foreign invest-ment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. An Underlying Fund's purchase and sale of portfolio securities in certain emerging countries may be con-strained by limitations as to daily changes in the prices of listed securi-ties, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of an Underlying Fund, the invest-ment adviser, its affiliates and their respective clients and other service providers. An Underlying Fund may not be able to sell securities in circum-stances where price, trading or settlement volume limitations have been reached.

 Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a spe-cific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportuni-ties in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by an Underlying Fund. The repatria-tion of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in equity securities in certain Asian countries, it is anticipated that an Underlying Fund may invest in such countries through other investment funds in such countries.

 Many emerging countries have experienced currency devaluations and substan-tial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

 Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodi-cally used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffec-tion, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant invest-ment losses. Investing in emerging countries involves greater risk of loss due to expro-priation, nationalization, confiscation of assets and property or the impo-sition of restrictions on foreign investments and on repatriation of capital invested.

 An Underlying Fund's investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such country to the Underlying Fund.

 Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and often may involve an Under-lying Fund's delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in reg-istering the transfer of securities. Settlement or registration problems may make it more difficult for an Underlying Fund to value its portfolio securi-ties and could cause the Underlying Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Underlying Fund has delivered or the Underlying Fund's inability to complete its con-tractual obligations. The creditworthiness of the local securities firms used by an Underlying Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Under-

                                                                      APPENDIX A

 lying Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

 The small size and inexperience of the securities markets in certain emerg-ing countries and the limited volume of trading in securities in those coun-tries may make an Underlying Fund's investments in such countries less liq-uid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western Euro-pean countries). An Underlying Fund's investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions, or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, an Underlying Fund may incur losses because it will be required to effect sales at a disadvanta-geous time and then only at a substantial drop in price. Investments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

 An Underlying Fund's use of foreign currency management techniques in emerg-ing countries may be limited. Due to the limited market for these instru-ments in emerging countries, the investment adviser does not currently anticipate that a significant portion of the Underlying Funds' currency exposure in emerging countries, if any, will be covered by such instruments.

 Risks of Derivative Investments. An Underlying Fund's transactions in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities, inverse floating-rate securities, stripped mortgage-backed securities and currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the investment adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Certain Underlying Funds may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

 Derivative mortgage-backed securities (such as principal-only ("POs"), interest-only ("IOs") or inverse floating rate securities) are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact the cash flow and the market value of these securi-ties. In general, the risk of faster than anticipated prepayments adversely affects IOs, super floaters and pre-mium priced mortgage-backed securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities sub-ject to interest rate caps, support tranches and discount priced mortgage-backed securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

 Some floating-rate derivative debt securities can present more complex types of derivative and interest rate risks. For example, range floaters are sub-ject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

 Risks of Illiquid Securities. The Underlying Funds may invest up to 15% (10% in the case of the Financial Square Prime Obligations Fund) of their net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:
 .Both domestic and foreign securities that are not readily marketable .Certain municipal leases and participation interests
 .Certain stripped mortgage-backed securities
 .Repurchase agreements and time deposits with a notice or demand period of more than seven days
 .Certain over-the-counter options

 .Certain structured securities and all swap transactions
 .Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that the restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") and, therefore, is liquid.

 Investing in 144A Securities may decrease the liquidity of an Underlying Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The pur-chase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

 Credit Risks. Debt securities purchased by the Underlying Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign govern-ments, domestic and foreign corporations, banks and other issuers. Some of these fixed-income securities are described in the next section below. Fur-ther information is provided in the Additional Statement.

                                                                      APPENDIX A

 Debt securities rated BBB or higher by Standard & Poor's Ratings Group ("Standard & Poor's") or Baa or higher by Moody's Investors Services, Inc. ("Moody's") are considered "investment grade." Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, determined by the investment adviser to be of comparable credit quality. If a security satisfies an Underlying Fund's minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the Underlying Fund will not be required to dispose of such security. If a downgrade occurs, the Underlying Fund's investment adviser will consider what action, including the sale of such security, is in the best interest of the Underlying Fund and its share-holders.

 Certain Underlying Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as "junk bonds." Junk bonds are considered predominantly speculative and may be questionable as to principal and interest payments.

 In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, invest-ment in such bonds will present greater speculative risks than those associ-ated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in an Underlying Fund's portfolio is down-graded by a rating organization, the market price and liquidity of such security may be adversely affected.

 Non-Diversification and Geographic Risks. The Global Income Fund is regis-tered as a "non-diversified" fund under the Act and is, therefore, more sus-ceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments. In addition, the Global Income Fund, and certain other Under-lying Funds, may invest more than 25% of their total assets in the securi-ties of corporate and governmental issuers located in a particular foreign country or region. Concentration of the investments of these or other Under-lying Funds in issuers located in a particular country or region will sub-ject the Underlying Fund, to a greater extent than if investments were less concentrated, to losses arising from adverse developments affecting those issuers or countries.

 Temporary Investment Risks. The Underlying Funds may invest a substantial portion, and in some cases all, of their total assets, in cash equivalents for temporary periods. When an Underlying Fund's assets are invested in such instruments, the Underlying Fund may not be achieving its investment objective.

 C. Investment Securities and Techniques

 This section provides further information on certain types of securities and investment techniques that may be used by the Underlying Funds, including their associated risks. Further information is provided in the Additional Statement, which is available upon request.

 U.S. Government Securities. Each Underlying Fund may invest in U.S. Govern-ment Securities. U.S. Government Securities include U.S. Treasury obliga-tions and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("Ginnie Mae")); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")); or (d) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and prin-cipal components of stripped U.S. Government Securities are traded indepen-dently.

 Custodial Receipts. Each Underlying Fund may invest in custodial receipts. Interests in U.S. Government Securities may be purchased in the form of cus-todial receipts that evidence ownership of future interest payments, princi-pal payments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentali-ties, political subdivisions or authorities. For certain securities law pur-poses, custodial receipts are not considered obligations of the U.S. govern-ment.

 Mortgage-Backed Securities. The Underlying Funds (other than CORE U.S. Equi-ty, CORE Large Cap Growth, CORE Large Cap Value, CORE Small Cap Equity and CORE International Equity Funds (the "CORE Equity Funds")) may invest in securities that represent direct or indirect participations in, or are col-lateralized by and payable from, mortgage loans secured by real property ("Mortgage-Backed Securities"). Mortgage-Backed Securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued Mortgage-Backed Securities are normally structured with one or more types of "credit enhancement." However, these Mortgage-Backed Securities typically do not

                                                                      APPENDIX A

 have the same credit standing as U.S. government guaranteed Mortgage-Backed Securities.

 Mortgage-Backed Securities may include multiple class securities, including collateralized mortgage obligations ("CMOs"), and real estate mortgage investment conduit ("REMIC") pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other Mortgage-Backed Securities. CMOs are issued in multiple classes. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturi-ties, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and invests in certain mortgages principally secured by interests in real property and other permitted investments. Mortgage-Backed Securities also include stripped Mortgage-Backed Securities ("SMBS"), which are derivative multiple class Mortgage-Backed Securities. SMBS are usually structured with two dif-ferent classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

 Asset-Backed Securities. The Underlying Funds (other than the CORE Equity Funds) may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. According-ly, an Underlying Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of prin-cipal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not pre-sented by Mortgage-Backed Securities. This is because asset-backed securi-ties generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be avail-able to support payments on these securi-ties. In the event of a default, an Underlying Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

 Municipal Securities. Certain Underlying Funds may invest in securities and instruments issued by state and local governmental issuers. Municipal secu-rities in which an Underlying Fund may invest consist of bonds, notes, com-mercial paper and other instruments (including participation interests in such securities) issued by or on behalf of states, territories and posses-sions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities. Municipal Securities include both "general" and "revenue" bonds and may be issued to obtain funds for various public purposes. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities. Such securities may pay fixed, variable or floating rates of interest. Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facil-ities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obliga-tions, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal securities in which the Underlying Funds may invest include private activity bonds, pre-refunded municipal securities and auction rate securities.

 The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other con-ditions, the power or ability of the issuer to pay when due the principal of or interest on a Municipal Security may be materially affected.

 In addition, Municipal Securities include municipal leases, certificates of participation and "moral obligation" bonds. A municipal lease is an obliga-tion issued by a state or local government to acquire equipment or facili-ties. Certificates of participation represent interests in municipal leases or other instruments, such as installment purchase agreements. Moral obliga-tion bonds are supported by a moral commitment, but not a legal obligation, of a state or local government. Municipal leases, certificates of participa-tion and moral obligation bonds frequently involve special risks not nor-mally associated with general obligation or revenue bonds. In particular, these instruments permit governmental issuers to acquire property and

                                                                      APPENDIX A

 equipment without meeting constitutional and statutory requirements for the issuance of debt. If, however, the governmental issuer does not periodically appropriate money to enable it to meet its payment obligations under these instruments, it cannot be legally compelled to do so. If a default occurs, it is likely that an Underlying Fund would be unable to obtain another acceptable source of payment. Some municipal leases, certificates of partic-ipation and moral obligation bonds may be illiquid.

 Municipal Securities may also be in the form of a tender option bond, which is a Municipal Security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate sub-stantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, bro-ker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the insti-tution. After payment of a fee to the financial institution that provides this option, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution may not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in deter-mining the maturity of the tender option bonds and an Underlying Fund's average portfolio maturity. There is risk that an Underlying Fund will not be considered the owner of a tender option bond for federal income tax pur-poses, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid.

 Municipal Securities may be backed by letters of credit or other forms of credit enhancement issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States or by other financial institutions.The credit quality of these banks and financial institutions could, therefore, cause a loss to an Underlying Fund that invests in Munici-pal Securities. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other informa-tion, less securities regulation, potential imposition of foreign withhold-ing and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and are generally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

 Corporate and Bank Obligations; Trust Preferred Securities; Convertible Securities. Certain Underlying Funds may invest in corporate debt obliga-tions, trust preferred securities and convertible securities. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of U.S. or for-eign corporations to pay interest and repay principal, and include securi-ties issued by banks and other financial institutions. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financ-ing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possi-ble financial difficulties of borrowers play an important part in the opera-tion of this industry. A trust preferred security is a long dated bond (for example, 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiat-ing a default event. The securities are generally senior in claim to stan-dard preferred stock but junior to other bondholders.

 Convertible securities are preferred stock or debt obligations that are con-vertible into common stock. Convertible securities generally offer lower interest or dividend yields than nonconvertible securities of similar quali-ty. Convertible securities in which an Underlying Fund invests are subject to the same rating criteria as its other investments in fixed-income securi-ties. Convertible securities have both equity and fixed-income risk charac-teristics. Like all fixed-income securities, the value of convertible secu-rities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the con-vertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income securi-ty, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

 Zero Coupon, Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds. Certain Underlying Funds may invest in zero coupon, deferred interest, pay-in-kind and capital appreciation bonds. These securities are issued at a discount from their face value because interest payments are typically post-poned until maturity. Pay-in-kind securities are securities that have inter-est payable by the delivery of additional securities.The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

                                                                      APPENDIX A

 Rating Criteria. Except as noted below, the Underlying Equity Funds (other than the CORE Equity Funds, which may only invest in debt instruments that are cash equivalents) may invest in debt securities rated at least invest-ment grade at the time of investment. Investment grade debt securities are securities rated BBB or higher by Standard & Poor's or Baa or higher by Moody's. The Capital Growth, Small Cap Value, International Equity, Japanese Equity, European Equity, International Small Cap, Emerging Markets Equity, Asia Growth and Real Estate Securities Funds may invest up to 10%, 35%, 35%, 35%, 35%, 35%, 35%, 35% and 20%, respectively, of their total assets in debt securities which are rated in the lowest rating categories by Standard & Poor's or Moody's (i.e., BB or lower by Standard & Poor's or Ba or lower by Moody's), including securities rated D by Moody's or Standard & Poor's. The Mid Cap Value Fund may invest up to 10% of its total assets in below invest-ment grade debt securities rated B or higher by Standard & Poor's or Moody's. Fixed-income securities rated BB or Ba or below (or comparable unrated securities) are commonly referred to as "junk bonds," are considered predominately speculative and may be questionable as to principal and inter-est payments as described above.

 Structured Securities and Inverse Floaters. Certain Underlying Funds may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific curren-cies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Ref-erence. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a mul-tiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than other types of securities, and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

 Structured securities include, but are not limited to, inverse floating rate debt securities ("inverse floaters"). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the vola-tility of its market value.

 Foreign Currency Transactions. Certain Underlying Funds may, to the extent consistent with their investment policies, purchase or sell foreign curren-cies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Certain Underlying Funds may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Underlying Funds may also enter into such trans-actions to seek to increase total return, which is considered a speculative practice.

 Underlying Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denomi-nated or quoted if the investment adviser determines that there is a pattern of correlation between the two currencies. An Underlying Fund may hold for-eign currency received in connection with investments in foreign securities when, in the judgment of the investment adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the invest-ment adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

 Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, an Underlying Fund's NAV to fluctu-ate. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

 The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obli-gations. Since these contracts are not guaranteed by an exchange or clear-inghouse, a default on a contract would deprive an Underlying Fund of unrealized profits, transaction costs, or the benefits of a currency hedge, or could force the Underlying Fund to cover its purchase or sale commit-ments, if any, at the current market price.

 Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument dur-ing the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Underlying Fund may write (sell) covered call and put options and purchase put and call options on any securities in which it may invest or on any securities index com-prised of securities in which it may invest. An

                                                                      APPENDIX A

 Underlying Fund may also, to the extent that it invests in foreign securi-ties, purchase and sell (write) put and call options on foreign currencies.

 The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is con-sidered a speculative activity). The successful use of options depends in part on the ability of an investment adviser to manage future price fluctua-tions and the degree of correlation between the options and securities (or currency) markets. If an investment adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in an Underlying Fund's investment portfolio, the Underlying Fund may incur losses that it would not otherwise incur. The use of options can also increase an Underlying Fund's transaction costs. Options written or purchased by the Underlying Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

 Yield Curve Options. Certain Underlying Funds may enter into options on the yield "spread" or differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of desig-nated securities rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profit-able to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

 The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

 Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or pur-chase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on various securities (such as U.S. Government Securities), foreign currencies, securities indices and other financial instruments and indices. Certain Underlying Funds may engage in futures transactions on both U.S. and foreign exchanges.

 Certain Underlying Funds may purchase and sell futures contracts, and pur-chase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or to the extent an Underlying Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term struc-ture, sector selection and duration in accordance with its investment objec-tives and policies. An Underlying Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. An Under-lying Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permit-ted by such regulations. An Underlying Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Underlying Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Underlying Fund's net assets.

 Futures contracts and related options present the following risks:
 .While an Underlying Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or cur-rency exchange rates may result in a poorer overall performance than if the Underlying Fund had not entered into any futures contracts or options transactions.
 .Because perfect correlation between a futures position and portfolio posi-tion that is intended to be protected is impossible to achieve, the desired protection may not be obtained and an Underlying Fund may be exposed to additional risk of loss.
 .The loss incurred by an Underlying Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
 .Futures markets are highly volatile and the use of futures may increase the volatility of an Underlying Fund's NAV.
 .As a result of the low margin deposits normally required in futures trad-ing, a relatively small price movement in a futures contract may result in substantial losses to an Underlying Fund.
 .Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
 .Foreign exchanges may not provide the same protection as U.S. exchanges.

 Preferred Stock, Warrants and Rights. Certain Underlying Funds may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent

                                                                      APPENDIX A

 an ownership interest providing the holder with claims on the issuer's earn-ings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

 Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

 Loan Participations. Certain Underlying Funds may invest in loan participa-tions. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. Loan participation interests may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participa-tion in the seller's share of the loan. When the Underlying Fund acts as co-lender in connection with a participation interest or when it acquires cer-tain participation interests, the Underlying Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Underlying Fund lacks direct recourse, it will look to an agent for the lenders (the "agent lender") to enforce appro-priate credit remedies against the borrower. In these cases, the Underlying Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Underlying Fund had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the Underlying Fund may be regarded as a creditor of the agent lender (rather than of the underlying corporate borrower), so that the Underlying Fund may also be subject to the risk that the agent lender may become insolvent.

 Real Estate Investment Trusts ("REITs"). The Real Estate Securities Fund expects to invest a substantial portion of its total assets in REITs, which are pooled investment vehicles that invest primarily in either real estate or real estate related loans. In addition, other Underlying Equity Funds may invest in REITs from time to time. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mort-gage loans held by the REIT. REITs are dependent upon the ability of the REITs' managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable federal income tax treatment. REITs are also sub-ject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in inter-est rates. To the extent that assets underlying a REIT are concentrated geo-graphically, by property type or in certain other respects, these risks may be heightened. Each Underlying Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

 Other Investment Companies. Certain Underlying Funds may invest in securi-ties of other investment companies (including SPDRs and WEBS, as described below and other exchange-traded funds) subject to statutory limitations. These limitations include a prohibition on any Underlying Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of an Underlying Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. An Underlying Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Exchange-traded funds such as SPDRs and WEBS are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ National Market System.

 .Standard and Poor's Depository Receipts. The Underlying Equity Funds may, consistent with their investment policies, purchase Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are securities traded on the American Stock Exchange (the "AMEX") that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of com-mon stocks that is intended to track the price performance and dividend yield of the S&P 500. SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500.

 .World Equity Benchmark Shares. World Equity Benchmark Shares ("WEBS") are shares of an investment company that invests substantially all of its assets in securities included in the MSCI indices for specified countries. WEBS are listed on the AMEX and were initially offered to the public in 1996. The market prices of WEBS are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of WEBS on the AMEX. To date, WEBS have traded at relatively modest discounts and premiums to their NAVs. However, WEBS have a limited operat-ing history and information is lacking regarding the actual performance and trading liquidity of WEBS for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to

                                                                      APPENDIX A

  maintain the listing of WEBS will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting WEBS should occur in the future, the liquidity and value of an Underlying Equity Fund's shares could also be substantially and adversely affected. If such disruptions were to occur, an Underlying Equity Fund could be required to reconsider the use of WEBS as part of its investment strategy.

 Unseasoned Companies. Certain Underlying Funds may invest in companies (in-cluding predecessors) which have operated less than three years. The securi-ties of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

 Non-Investment Grade Fixed-Income Securities. Non-investment grade fixed-income securities and unrated securities of comparable credit quality (com-monly known as "junk bonds") are considered predominantly speculative by traditional investment standards. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed-income securities are subject to the increased risk of an issuer's inability to meet principal and interest obli-gations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific corpo-rate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

 Non-investment grade fixed-income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by an Underlying Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by an Underlying Fund of its initial investment and any anticipated income or appreciation is uncertain.

 Equity Swaps. Each Underlying Equity Fund may invest up to 15% of its net assets in equity swaps. Equity swaps allow the parties to a swap agreement to exchange dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

 An equity swap may be used by an Underlying Fund to invest in a market with-out owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps are derivatives and their value can be very volatile. To the extent that an investment adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, an Underlying Fund may suffer a loss. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, an Underlying Fund may suffer a loss if the counterparty defaults.

 When-Issued Securities and Forward Commitments. Each Underlying Fund may purchase when-issued securities and enter into forward commitments. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is con-sidered to be an advantageous price and yield to the Underlying Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

 The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although an Underlying Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, an Underlying Fund may dispose of when-issued securities or forward commitments prior to settlement if its investment adviser deems it appropriate.

 Repurchase Agreements. Repurchase agreements involve the purchase of securi-ties subject to the seller's agreement to repurchase them at a mutually agreed upon date and price. The Underlying Funds may enter into repurchase agreements with dealers in U.S. Government Securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. Some Under-lying Funds may also enter into repurchase agreements involving certain for-eign government securities.

 If the other party or "seller" defaults, an Underlying Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securi-ties and other collateral held by the Underlying Fund are less than the repurchase price and the Underlying Fund's costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bank-ruptcy of the seller, an Underlying Fund could suffer additional losses if a court determines that the Underlying Fund's interest in the collateral is not enforceable.

                                                                      APPENDIX A


 In evaluating whether to enter into a repurchase agreement, an investment adviser will carefully consider the creditworthiness of the seller. Certain Underlying Funds, together with other registered investment companies having advisory agreements with the investment adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agree-ments.

 Lending of Portfolio Securities. Each Underlying Fund may engage in securi-ties lending. Securities lending involves the lending of securities owned by an Underlying Fund to financial institutions such as certain broker-dealers. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. Government Securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. To the extent that cash col-lateral is invested in other investment securities, such collateral will be subject to market depreciation or appreciation, and an Underlying Fund will be responsible for any loss that might result from its investment of the borrowers' collateral. If an investment adviser determines to make securi-ties loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of an Underlying Fund (including the loan collat-eral).

 An Underlying Fund may lend its securities to increase its income. An Under-lying Fund may, however, experience delay in the recovery of its securities or a capital loss if the institution with which it has engaged in a portfo-lio loan transaction breaches its agreement with the Underlying Fund.

 Short Sales Against-the-Box. Certain Underlying Funds may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Underlying Fund will own an equal amount of secu-rities sold short, or securities convertible into or exchangeable for, with-out the payment of any further consideration, an equal amount of the securi-ties of the same issuer as the securities sold short.

 Mortgage Dollar Rolls. Certain Underlying Funds may enter into "mortgage dollar rolls." In mortgage dollar rolls, an Underlying Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Underlying Fund loses the right to receive principal and interest paid on the securities sold. However, the Underlying Fund bene-fits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the secu-rities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Underlying Fund's performance.

 Successful use of mortgage dollar rolls depends upon an investment adviser's ability to predict correctly interest rates and mortgage prepayments. If the investment adviser is incorrect in its prediction, an Underlying Fund may experience a loss. For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions: one involving the pur-chase of a security and a separate transaction involving a sale. The Under-lying Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing and do not treat them as borrowings.

 Borrowings and Reverse Repurchase Agreements. Each Underlying Fund can bor-row money from banks, and certain Underlying Funds may enter into reverse repurchase agreements with banks and other financial institutions in amounts not exceeding one-third of its total assets. An Underlying Fund may not make additional investments if borrowings exceed 5% of its total assets. Reverse repurchase agreements involve the sale of securities held by an Underlying Fund subject to the Underlying Fund's agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agreements may also be entered into when the investment adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by an Underlying Fund decline in value while these transactions are outstanding, the NAV of the Underlying Fund's outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that any interest income earned by an Underlying Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by an Underlying Fund will decline below the price the Underlying Fund is obli-gated to pay to repurchase the securities, and that the securities may not be returned to the Underlying Fund.

 Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps and Inter-est Rate Caps, Floors and Collars. To the extent consistent with their investment policies, the Underlying Funds may enter into interest rate swaps, mortgage swaps, credit swaps, currency swaps and interest rate caps, floors and collars. Interest rate swaps involve the exchange by an Under-lying Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are

                                                                      APPENDIX A

 similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a ref-erence pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transac-tion the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occur-rence of specified credit events. Currency swaps involve the exchange of the parties' respective rights to make or receive payments in specified curren-cies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor enti-tles the purchaser, to the extent that a specified index falls below a pre-determined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

 An Underlying Fund may enter into swap transactions for hedging purposes or to seek to increase total return. The use of interest rate, mortgage, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transac-tions. If an investment adviser is incorrect in its forecasts of market val-ues, interest rates and currency exchange rates, the investment performance of an Underlying Fund would be less favorable than it would have been if these investment techniques were not used.

Appendix B

Financial Highlights

 The financial highlights tables are intended to help you understand a Port-folio's financial performance for the past five years (or less if the Port-folio has been in operation for less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with a Portfolio's financial statements, is included in the Portfolio's annual report (available upon request without charge).

 CONSERVATIVE STRATEGY PORTFOLIO



                                                     Income from
                                               investment operations/a/
                                              -------------------------
                                    Net asset
                                     value,      Net      Net realized
                                    beginning investment and unrealized
                                    of period   income       gain
-----------------------------------------------------------------------
For The Period Ended December 31,e
1999 - Class A Shares                $10.00     $0.36        $0.18
1999 - Class B Shares                 10.00      0.30         0.19
1999 - Class C Shares                 10.00      0.29         0.18
1999 - Institutional Shares           10.00      0.40f        0.20f
1999 - Service Shares                 10.00      0.53         0.02
-----------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if sales or redemption charges were taken into account.

c Annualized.

d Not annualized.

e Class A, Class B, Class C, Institutional and Service Share activity commenced on February 8, 1999.

f Calculated based on the average shares outstanding methodology.

                                                                 APPENDIX B







     Distributions to shareholders
  --------------------------------------
               In excess                                                  Net assets   Ratio of
   From net      of net                 Net increase Net asset            at end of  net expenses
  investment   investment   From net    in net asset value, end   Total     period    to average
    income       income   realized gain    value     of period  return/b,d/ (in 000s)  net assets/c/
----------------------------------------------------------------------------------------------------
    $(0.36)      $(0.01)      $ --         $0.17       $10.17     5.52%     $ 1,697       0.59%
     (0.30)       (0.01)        --          0.18        10.18     4.92       10,451       1.34
     (0.29)       (0.01)        --          0.17        10.17     4.79        2,417       1.34
     (0.40)       (0.02)        --          0.18        10.18     6.04            6       0.19
     (0.37)          --         --          0.18        10.18     5.56           14       0.69
---------------------------------------------------------------------------------------------------

                                             Ratios assuming
                                           no voluntary waiver
                                      of fees or expense limitations
                                      ------------------------------------
                          Ratio of
                       net investment   Ratio of              Ratio of
                           income      expenses to         net investment       Portfolio
                         to average      average          loss to average       turnover
                        net assets/c/  net assets/c/        net  assets/c/        rate/d/
-----------------------------------------------------------------------------------------
For The Period Ended
 December 31,e
1999 - Class A Shares       4.38%                  3.46%                 1.51%    62.99%
1999 - Class B Shares       3.74                   4.21                  0.87     62.99
1999 - Class C Shares       3.62                   4.21                  0.75     62.99
1999 - Institutional
 Shares                     4.43                   3.06                  1.56     62.99
1999 - Service Shares       2.39                   3.56                 (0.48)    62.99
-----------------------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if sales or redemption charges were taken into account.

c Annualized.

d Not annualized.

e Class A, Class B, Class C, Institutional and Service Share activity commenced on February 8, 1999.

f Calculated based on the average shares outstanding methodology.

                      [This page intentionally left blank]

 BALANCED STRATEGY PORTFOLIO



                                                     Income from
                                               investment operations/a/
                                              -------------------------

                                    Net asset
                                     value,      Net      Net realized
                                    beginning investment and unrealized
                                    of period   income       gain
-----------------------------------------------------------------------
For The Year Ended December 31,
1999 - Class A Shares                $10.31     $0.34        $0.73
1999 - Class B Shares                 10.31      0.26         0.72
1999 - Class C Shares                 10.32      0.27         0.71
1999 - Institutional Shares           10.32      0.37         0.74
1999 - Service Shares                 10.31      0.33         0.73
-----------------------------------------------------------------------
For The Period Ended December 31,e
1998 - Class A Shares                 10.00      0.25         0.38
1998 - Class B Shares                 10.00      0.19         0.38
1998 - Class C Shares                 10.00      0.19         0.39
1998 - Institutional Shares           10.00      0.30         0.39
1998 - Service Shares                 10.00      0.25         0.37
-----------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if sales or redemption charges were taken into account.

c Annualized.

d Not annualized.

e Class A, Class B, Class C, Institutional and Service Share activity commenced on January 2, 1998.

                                                                      APPENDIX B






     Distributions to shareholders
  --------------------------------------
               In excess                                                   Net assets   Ratio of
   From net      of net                 Net increase Net asset             at end of  net expenses
  investment   investment   From net    in net asset value, end  Total       period    to average
    income       income   realized gain    value     of period  return/b/  (in 000s)   net assets
--------------------------------------------------------------------------------------------------
    $(0.34)      $(0.05)     $   --        $0.68       $10.99    10.58%     $39,774       0.59%
     (0.26)       (0.05)         --         0.67        10.98     9.66       32,932       1.34
     (0.27)       (0.04)         --         0.67        10.99     9.63       23,354       1.34
     (0.37)       (0.07)         --         0.67        10.99    10.92        1,753       0.19
     (0.33)       (0.05)         --         0.68        10.99    10.47          419       0.69
--------------------------------------------------------------------------------------------------
     (0.25)       (0.03)      (0.04)        0.31        10.31     6.38d      40,237       0.60c
     (0.19)       (0.03)      (0.04)        0.31        10.31     5.75d      33,763       1.30c
     (0.19)       (0.03)      (0.04)        0.32        10.32     5.83d      24,195       1.30c
     (0.30)       (0.03)      (0.04)        0.32        10.32     6.99d         205       0.24c
     (0.25)       (0.02)      (0.04)        0.31        10.31     6.30d         456       0.74c
--------------------------------------------------------------------------------------------------

                                             Ratios assuming
                                           no voluntary waiver
                                      of fees or expense limitations
                                      -------------------------------------
                          Ratio of                             Ratio of
                       net investment   Ratio of            net investment
                           income      expenses to            income to          Portfolio
                         to average      average               average           turnover
                         net assets    net assets            net  assets           rate
------------------------------------------------------------------------------------------
For The Year Ended
 December 31,
1999 - Class A Shares       3.17%                   1.05%                  2.71%   51.24%
1999 - Class B Shares       2.42                    1.80                   1.96    51.24
1999 - Class C Shares       2.40                    1.80                   1.94    51.24
1999 - Institutional
 Shares                     3.93                    0.65                   3.47    51.24
1999 - Service Shares       3.04                    1.15                   2.58    51.24
------------------------------------------------------------------------------------------
For The Period Ended
 December 31,e
1998 - Class A Shares       3.03c                   1.46c                  2.17c   50.84d
1998 - Class B Shares       2.38c                   2.08c                  1.60c   50.84d
1998 - Class C Shares       2.34c                   2.08c                  1.56c   50.84d
1998 - Institutional
 Shares                     3.55c                   1.02c                  2.77c   50.84d
1998 - Service Shares       2.90c                   1.52c                  2.12c   50.84d
------------------------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if sales or redemption charges were taken into account.

c Annualized.

d Not annualized.

e Class A, Class B, Class C, Institutional and Service Share activity commenced on January 2, 1998.

                      [This page intentionally left blank]

 GROWTH AND INCOME STRATEGY PORTFOLIO


                                                     Income from
                                               investment operations/a/
                                              -------------------------

                                    Net asset
                                     value,      Net      Net realized
                                    beginning investment and unrealized
                                    of period   income       gain
-----------------------------------------------------------------------
For The Year Ended December 31,
1999 - Class A Shares                $10.38     $0.22        $1.40
1999 - Class B Shares                 10.36      0.14         1.40
1999 - Class C Shares                 10.36      0.14         1.40
1999 - Institutional Shares           10.39      0.27         1.39
1999 - Service Shares                 10.37      0.20         1.40
-----------------------------------------------------------------------
For The Period Ended December 31,e
1998 - Class A Shares                 10.00      0.18         0.47
1998 - Class B Shares                 10.00      0.12         0.46
1998 - Class C Shares                 10.00      0.12         0.46
1998 - Institutional Shares           10.00      0.20         0.49
1998 - Service Shares                 10.00      0.16         0.48
-----------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if sales or redemption charges were taken into account.

c Annualized.

d Not annualized.

e Class A, Class B, Class C, Institutional and Service Share activity commenced on January 2, 1998.

                                                                      APPENDIX B






     Distributions to shareholders
  --------------------------------------
               In excess                                                   Net assets   Ratio of
   From net      of net                 Net increase Net asset             at end of  net expenses
  investment   investment   From net    in net asset value, end  Total       period    to average
    income       income   realized gain    value     of period  return/b/  (in 000s)   net assets
--------------------------------------------------------------------------------------------------
    $(0.22)      $(0.06)     $(0.01)       $1.33       $11.71    15.79%     $195,153      0.59%
     (0.14)       (0.06)      (0.01)        1.33        11.69    14.95       143,686      1.34
     (0.14)       (0.06)      (0.01)        1.33        11.69    14.94        95,523      1.34
     (0.27)       (0.06)      (0.01)        1.32        11.71    16.14        29,200      0.19
     (0.20)       (0.07)      (0.01)        1.32        11.69    15.60         1,856      0.69
--------------------------------------------------------------------------------------------------
     (0.18)       (0.04)      (0.05)        0.38        10.38     6.55d      181,441      0.60c
     (0.12)       (0.05)      (0.05)        0.36        10.36     5.82d      138,914      1.30c
     (0.12)       (0.05)      (0.05)        0.36        10.36     5.80d      100,711      1.30c
     (0.20)       (0.05)      (0.05)        0.39        10.39     6.96d        9,030      0.23c
     (0.16)       (0.06)      (0.05)        0.37        10.37     6.43d        1,354      0.73c
--------------------------------------------------------------------------------------------------

                                                Ratios assuming
                                              no voluntary waiver
                                         of fees or expense limitations
                                      -------------------------------------
                          Ratio of                             Ratio of
                       net investment   Ratio of            net investment
                           income      expenses to            income to          Portfolio
                         to average      average               average           turnover
                         net assets    net assets            net  assets           rate
------------------------------------------------------------------------------------------
For The Year Ended
 December 31,
1999 - Class A Shares       2.00%                   0.85%                  1.74%   49.06%
1999 - Class B Shares       1.24                    1.60                   0.98    49.06
1999 - Class C Shares       1.23                    1.60                   0.97    49.06
1999 - Institutional
 Shares                     2.53                    0.45                   2.27    49.06
1999 - Service Shares       1.91                    0.95                   1.65    49.06
------------------------------------------------------------------------------------------
For The Period Ended
 December 31,e
1998 - Class A Shares       2.37c                   1.05c                  1.92c   41.91d
1998 - Class B Shares       1.72c                   1.68c                  1.34c   41.91d
1998 - Class C Shares       1.68c                   1.68c                  1.30c   41.91d
1998 - Institutional
 Shares                     2.97c                   0.61c                  2.59c   41.91d
1998 - Service Shares       2.28c                   1.11c                  1.90c   41.91d
------------------------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if sales or redemption charges were taken into account.

c Annualized.

d Not annualized.

e Class A, Class B, Class C, Institutional and Service Share activity commenced on January 2, 1998.

                      [This page intentionally left blank]

 GROWTH STRATEGY PORTFOLIO



                                                     Income from
                                               investment operations/a/
                                              -------------------------

                                    Net asset
                                     value,      Net      Net realized
                                    beginning investment and unrealized
                                    of period   income       gain
-----------------------------------------------------------------------
For The Year Ended December 31,
1999 - Class A Shares                $10.29     $0.11        $2.03
1999 - Class B Shares                 10.28      0.02         2.02
1999 - Class C Shares                 10.28      0.02         2.03
1999 - Institutional Shares           10.29      0.13         2.05
1999 - Service Shares                 10.29      0.09         2.03
-----------------------------------------------------------------------
For The Period Ended December 31,e
1998 - Class A Shares                 10.00      0.10         0.36
1998 - Class B Shares                 10.00      0.05         0.35
1998 - Class C Shares                 10.00      0.05         0.35
1998 - Institutional Shares           10.00      0.12         0.37
1998 - Service Shares                 10.00      0.09         0.35
-----------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if sales or redemption charges were taken into account.

c Annualized.

d Not annualized.

e Class A, Class B, Class C, Institutional and Service Share activity commenced on January 2, 1998.

                                                                      APPENDIX B






     Distributions to shareholders
  --------------------------------------
               In excess                                                   Net assets   Ratio of
   From net      of net                 Net increase Net asset             at end of  net expenses
  investment   investment   From net    in net asset value, end  Total       period    to average
    income       income   realized gain    value     of period  return/b/  (in 000s)   net assets
--------------------------------------------------------------------------------------------------
    $(0.11)      $(0.08)     $   --        $1.95       $12.24    20.85%     $130,322      0.59%
     (0.02)       (0.09)         --         1.93        12.21    19.87       121,937      1.34
     (0.02)       (0.09)         --         1.94        12.22    19.96        70,127      1.34
     (0.13)       (0.11)         --         1.94        12.23    21.24         5,891      0.19
     (0.09)       (0.10)         --         1.93        12.22    20.62           735      0.69
--------------------------------------------------------------------------------------------------
     (0.10)       (0.02)      (0.05)        0.29        10.29     4.62d      128,832      0.60c
     (0.05)       (0.02)      (0.05)        0.28        10.28     3.98d      109,246      1.30c
     (0.05)       (0.02)      (0.05)        0.28        10.28     3.96d       63,925      1.30c
     (0.12)       (0.03)      (0.05)        0.29        10.29     4.92d        2,205      0.23c
     (0.09)       (0.01)      (0.05)        0.29        10.29     4.45d          378      0.73c
--------------------------------------------------------------------------------------------------

                                             Ratios assuming
                                           no voluntary waiver
                                      of fees or expense limitations
                                      ------------------------------------
                          Ratio of                            Ratio of
                       net investment   Ratio of           net investment
                           income      expenses to           income to          Portfolio
                         to average      average              average           turnover
                         net assets    net assets            net assets           rate
-----------------------------------------------------------------------------------------
For The Year Ended
 December 31,
1999 - Class A Shares       0.90%                  0.87%                 0.62%    49.52%
1999 - Class B Shares       0.17                   1.62                 (0.11)    49.52
1999 - Class C Shares       0.16                   1.62                 (0.12)    49.52
1999 - Institutional
 Shares                     1.40                   0.47                  1.12     49.52
1999 - Service Shares       0.87                   0.97                  0.59     49.52
-----------------------------------------------------------------------------------------
For The Period Ended
 December 31,e
1998 - Class A Shares       1.50c                  1.15c                 0.95c    38.43d
1998 - Class B Shares       0.83c                  1.78c                 0.35c    38.43d
1998 - Class C Shares       0.79c                  1.78c                 0.31c    38.43d
1998 - Institutional
 Shares                     2.88c                  0.71c                 2.40c    38.43d
1998 - Service Shares       1.63c                  1.21c                 1.15c    38.43d
-----------------------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if sales or redemption charges were taken into account.

c Annualized.

d Not annualized.

e Class A, Class B, Class C, Institutional and Service Share activity commenced on January 2, 1998.

                      [This page intentionally left blank]

 AGGRESSIVE GROWTH STRATEGY PORTFOLIO



                                                   Income (loss) from
                                                 investment operationsa
                                              ----------------------------

                                    Net asset
                                     value,        Net       Net realized
                                    beginning  investment   and unrealized
                                    of period income (loss)     gain
--------------------------------------------------------------------------
For The Year Ended December 31,
1999 - Class A Shares                $10.16       $0.02         $2.56
1999 - Class B Shares                 10.14       (0.07)         2.54
1999 - Class C Shares                 10.15       (0.06)         2.53
1999 - Institutional Shares           10.16        0.06          2.55
1999 - Service Shares                 10.15          --          2.55
--------------------------------------------------------------------------
For The Period Ended December 31,e
1998 - Class A Shares                 10.00        0.05          0.20
1998 - Class B Shares                 10.00        0.01          0.18
1998 - Class C Shares                 10.00        0.01          0.19
1998 - Institutional Shares           10.00        0.07          0.20
1998 - Service Shares                 10.00        0.04          0.21
--------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if sales or redemption charges were taken into account.

c Annualized.

d Not annualized.

e Class A, Class B, Class C, Institutional and Service Share activity commenced on January 2, 1998.

                                                                      APPENDIX B






     Distributions to shareholders
  --------------------------------------
               In excess                                                   Net assets   Ratio of
   From net      of net                 Net increase Net asset             at end of  net expenses
  investment   investment   From net    in net asset value, end  Total       period    to average
    income       income   realized gain    value     of period  return/b/  (in 000s)   net assets
--------------------------------------------------------------------------------------------------
    $(0.02)      $(0.11)     $   --        $2.45       $12.61    25.39%     $58,387       0.59%
        --        (0.04)         --         2.43        12.57    24.41       47,462       1.34
        --        (0.05)         --         2.42        12.57    24.35       28,573       1.34
     (0.06)       (0.11)         --         2.44        12.60    25.74        3,570       0.19
        --        (0.11)         --         2.44        12.59    25.17          137       0.69
--------------------------------------------------------------------------------------------------
     (0.05)          --       (0.04)        0.16        10.16     2.57d      47,135       0.60c
     (0.01)          --       (0.04)        0.14        10.14     1.93d      41,204       1.30c
     (0.01)          --       (0.04)        0.15        10.15     2.04d      21,726       1.30c
     (0.07)          --       (0.04)        0.16        10.16     2.80d         124       0.24c
     (0.04)       (0.02)      (0.04)        0.15        10.15     2.54d         121       0.74c
--------------------------------------------------------------------------------------------------

                                             Ratios assuming
                                           no voluntary waiver
                                      of fees or expense limitations
                                      ------------------------------------
                          Ratio of                            Ratio of
                       net investment   Ratio of           net investment
                           income      expenses to           income to           Portfolio
                         to average      average              average            turnover
                         net assets    net assets           net  assets            rate
------------------------------------------------------------------------------------------
For The Year Ended
 December 31,
1999 - Class A Shares       0.12%                  1.00%                (0.29)%    47.34%
1999 - Class B Shares      (0.63)                  1.75                 (1.04)     47.34
1999 - Class C Shares      (0.61)                  1.75                 (1.02)     47.34
1999 - Institutional
 Shares                     0.66                   0.60                  0.25      47.34
1999 - Service Shares       0.00                   1.10                 (0.41)     47.34
------------------------------------------------------------------------------------------
For The Period Ended
 December 31,e
1998 - Class A Shares       0.91c                  1.42c                 0.09c     26.27d
1998 - Class B Shares       0.14c                  2.05c                (0.61)c    26.27d
1998 - Class C Shares       0.16c                  2.05c                (0.59)c    26.27d
1998 - Institutional
 Shares                     8.17c                  0.99c                 7.42c     26.27d
1998 - Service Shares       0.76c                  1.49c                 0.01c     26.27d
------------------------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if sales or redemption charges were taken into account.

c Annualized.

d Not annualized.

e Class A, Class B, Class C, Institutional and Service Share activity commenced on January 2, 1998.

Index

   1 General Investment Management Approach
   3 Portfolio Investment Objectives and Strategies
       3 Goldman Sachs Conservative Strategy Portfolio
       4 Goldman Sachs Balanced Strategy Portfolio
       5 Goldman Sachs Growth and Income Strategy Portfolio
       6 Goldman Sachs Growth Strategy Portfolio
       7 Goldman Sachs Aggressive Growth Strategy Portfolio
   8 Principal Investment Stategies
  10 Principal Risks of the Portfolios
  12 Description of the Underlying Funds

  18 Principal Risks of the Underlying Funds
  22 Portfolio Performance
  28 Portfolio Fees and Expenses
  32 Service Providers
  38 Dividends
  39 Shareholder Guide
      39 How To Buy Shares
      43 How To Sell Shares
  47 Taxation
  49 Appendix A
     Additional Information on the Underlying Funds
  74 Appendix B
     Financial Highlights

Asset Allocation Portfolios Prospectus (Institutional Shares)

 FOR MORE INFORMATION

 Annual/Semi-annual Report

 Additional information about the Portfolios' investments is available in the Portfolios' annual and semi-annual reports to shareholders. In the Portfo-lios' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affect the Portfolios' perfor-mance during the last fiscal year.

 Statement of Additional Information

 Additional information about the Portfolios and their policies is also available in the Portfolios' Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

 The Portfolios' annual and semi-annual reports, and the Additional State-ment, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

 To obtain other information and for shareholder inquiries:
 By telephone - Call 1-800-621-2550
 By mail - Goldman Sachs Funds, 4900 Sears Tower - 60th Floor, Chicago, IL 60606-6372
 By e-mail - gs-funds@gs.com
 On the Internet - Text-only versions of the Portfolios' documents are located online and may be downloaded from:

    SEC EDGAR database - http://www.sec.gov

 You may review and obtain copies of Portfolio documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Portfolio documents, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

                            [LOGO OF GOLDMAN SACHS]

      The Portfolios' investment company registration number is 811-5349.

             CORE/SM/ is a service mark of Goldman, Sachs & Co.

AAPROINST

  Prospectus

Service Shares

May 1, 2000


  GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS

[GRAPHIC]

 . Goldman Sachs
  Conservative
  Strategy
  Portfolio

 . Goldman Sachs
  Balanced
  Strategy
  Portfolio

 . Goldman Sachs
  Growth and
  Income
  Strategy
  Portfolio

 . Goldman Sachs
  Growth
  Strategy
  Portfolio

 . Goldman Sachs
  Aggressive
  Growth
  Strategy
  Portfolio


  THE SECURITIES AND EXCHANGE COMMISSION HAS
  NOT APPROVED OR DISAPPROVED THESE
  SECURITIES OR PASSED UPON THE ADEQUACY OF
  THIS PROSPECTUS. ANY REPRESENTATION TO THE
  CONTRARY IS A CRIMINAL OFFENSE.

  AN INVESTMENT IN A FUND IS NOT A BANK
  DEPOSIT AND IS NOT INSURED BY THE FEDERAL
  DEPOSIT INSURANCE CORPORATION OR ANY OTHER
  GOVERNMENT AGENCY. AN INVESTMENT IN A FUND
  INVOLVES INVESTMENT RISKS, INCLUDING
  POSSIBLE LOSS OF PRINCIPAL.

[LOGO OF GOLDMAN SACHS]

   NOT FDIC-INSURED              May Lose Value    No Bank Guarantee

General Investment
Management Approach

 Goldman Sachs Asset Management, a unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser (the "Investment Adviser") to five asset allocation portfolios: the Conservative Strategy Portfolio, Balanced Strategy Portfolio, Growth and Income Strategy Portfolio, Growth Strategy Portfolio and Aggressive Growth Strategy Portfo-lio (referred to as the "Portfolios" or the "Funds" interchangeably herein). The Portfolios are intended for investors who prefer to have their asset allocation decisions made by professional money managers. Each Portfolio seeks to achieve its objectives by investing in a combination of underlying funds for which Goldman Sachs now or in the future acts as investment adviser or principal underwriter (the "Underlying Funds"). Some of these Underlying Funds invest primarily in fixed-income or money market securities (the "Underlying Fixed-Income Funds") and other Underlying Funds invest pri-marily in equity securities (the "Underlying Equity Funds"). An investor may choose to invest in one or more of the Portfolios based on individual investment goals, risk tolerance, and financial circumstances.

 The investment objectives and policies of the Portfolios are similar to the investment objectives and policies of other mutual funds that the Investment Adviser manages. Although the objectives and policies may be similar, the investment results of the Portfolios may be higher or lower than the results of such other mutual funds. The Investment Adviser cannot guarantee, and makes no representation, that the investment results of similar funds will be comparable even though the funds have the same Investment Adviser.

 Goldman Sachs' Asset Allocation Investment Philosophy:

 The Investment Adviser's Quantitative Strategies Group uses disciplined quantitative models to determine the relative attractiveness of the world's stock, bond and currency markets. These models use financial and economic variables to capture fundamental relationships that the Quantitative Strate-gies Group believes make sense. While the Investment Adviser's process is rigorous and quantitative, it also incorporates clear economic reasoning behind each recommendation.

 The Asset Allocation Investment Process involves investing a Portfolio's assets in other Goldman Sachs Funds within specified equity and fixed-income percentage ranges.

--------------------------------------------------------------------------------

 Each Portfolio starts with a strategic allocation among the various asset classes. The Investment Adviser then tactically deviates from the strategic allocations based on forecasts provided by the models. The tactical process seeks to add value by overweighting attractive markets and underweighting unattractive markets. Greater deviations from the strategic allocation of a given Portfolio result in higher risk that the tactical allocation will underperform the strategic allocation. However, the Investment Adviser's risk control process balances the amount any asset class can be overweighted in seeking to achieve higher expected returns against the amount of risk imposed by that deviation from the strategic allocation. The Investment Adviser employs Goldman Sachs' proprietary Black-Litterman asset allocation technique in an effort to optimally balance these two goals.

Portfolio Investment Objectives and Strategies

 Goldman Sachs Conservative Strategy Portfolio

   PORTFOLIO FACTS
--------------------------------------------------------------------------------

        Objective:  Current income, consistent with the preservation of capi-
                    tal and secondarily the potential for capital appreciation

 Investment Focus:  Primarily domestic fixed-income funds (approximately 80%)
                    focusing on short-term investments and money market funds, with the balance in domestic stock funds and an allocation to a global bond fund

 Investment Style:  Asset Allocation


 INVESTMENT OBJECTIVE


 The Portfolio seeks current income, consistent with the preservation of cap-ital and secondarily also considers the potential for capital appreciation.

 PRINCIPAL INVESTMENT STRATEGY

 Under normal conditions, approximately 80% of the Portfolio's total assets will be allocated among Underlying Fixed-Income Funds, with a focus on short-term investments including money market funds. Allocation to Under-lying Equity Funds is intended to add diversification and enhance returns, but will also add some volatility. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its assets in the Global Income Fund, Financial Square Prime Obligations Fund and CORE/SM Large Cap Value Fund. It is expected that the Portfolio will invest more than 25% of its assets in the Short Duration Government Fund. The Portfolio may not invest in Underlying Equity Funds that invest principally in foreign equity securities.

Goldman Sachs Balanced Strategy Portfolio

    PORTFOLIO FACTS
--------------------------------------------------------------------------------

         Objective:   Current income and long-term capital appreciation

  Investment Focus:   Domestic fixed-income funds (approximately 60%), with
                      the remaining balance in domestic and international stock funds and an allocation to a global bond fund

  Investment Style:   Asset Allocation


 INVESTMENT OBJECTIVE


 The Portfolio seeks current income and long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGY

 Under normal conditions, approximately 60% of the Portfolio's total assets will be allocated among Underlying Fixed-Income Funds. Allocation to Under-lying Equity Funds is intended to add diversification and enhance returns, but will also add some volatility. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its equity allocation in the CORE/SM Large Cap Growth, CORE Large Cap Value and CORE/SM International Equity Funds and will invest a relatively significant percent-age of its assets in the Global Income Fund. It is expected that the Portfo-lio will invest more than 25% of its assets in the Short Duration Government Fund.

                                  PORTFOLIO INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
Growth and Income Strategy Portfolio

    PORTFOLIO FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term capital appreciation and current income

  Investment Focus:   Domestic and international fixed-income and stock funds

  Investment Style:   Asset Allocation


 INVESTMENT OBJECTIVE


 The Portfolio seeks long-term capital appreciation and current income.

 PRINCIPAL INVESTMENT STRATEGY

 Under normal conditions, approximately 60% of the Portfolio's total assets will be allocated among Underlying Equity Funds, which are intended to pro-vide the capital appreciation component. Allocation to Underlying Fixed-Income Funds is intended to provide the income component. The Investment Adviser expects that the Portfolio will invest a relatively significant per-centage of its equity allocation in the CORE Large Cap Growth, CORE Large Cap Value and CORE International Equity Funds and will invest a relatively significant percentage of its assets in the Core Fixed Income and Global Income Funds.

Goldman Sachs
Growth Strategy Portfolio

    PORTFOLIO FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term capital appreciation and secondarily current
                      income

  Investment Focus:   Primarily a blend of domestic large cap, small cap and
                      international stock funds (approximately 80%), with the balance in domestic fixed-income funds and a global bond fund

  Investment Style:   Asset Allocation


 INVESTMENT OBJECTIVE


 The Portfolio seeks long-term capital appreciation and secondarily current income.

 PRINCIPAL INVESTMENT STRATEGY


 Under normal conditions, approximately 80% of the Portfolio's total assets will be allocated among Underlying Equity Funds, with a blend of domestic large cap, small cap and international exposure to seek capital apprecia-tion. Allocation to Underlying Fixed-Income Funds is intended to provide diversification. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its equity allocation in the CORE Large Cap Growth, CORE Large Cap Value and CORE International Equity Funds.

                                  PORTFOLIO INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Aggressive Growth Strategy Portfolio

    PORTFOLIO FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term capital appreciation

  Investment Focus:   Equity funds, with a greater focus on international and
                      small cap investments

  Investment Style:   Asset Allocation


 INVESTMENT OBJECTIVE


 The Portfolio seeks long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGY


 Under normal conditions, substantially all of the Portfolio's total assets will be allocated among Underlying Equity Funds, with a greater focus on small cap and international investments. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its assets in the CORE Large Cap Growth, CORE Large Cap Value and CORE International Equity Funds.

Principal Investment Strategies

Each Portfolio seeks to achieve its investment objective by investing within specified equity and fixed-income ranges among Underlying Funds. The table below illustrates the current Underlying Equity/Fixed-Income Fund allocation targets and ranges for each Portfolio:

Equity/Fixed-Income Range (Percentage of Each Portfolio's Total Assets)


Portfolio                   Target  Range
-------------------------------------------
Conservative Strategy
Equity                       20%    0%-25%
Fixed-Income                 80%   75%-100%
-------------------------------------------
Balanced Strategy
Equity                       40%   20%-60%
Fixed-Income                 60%   40%-80%
-------------------------------------------
Growth and Income Strategy
Equity                       60%   40%-80%
Fixed-Income                 40%   20%-60%
-------------------------------------------
Growth Strategy
Equity                       80%   60%-100%
Fixed-Income                 20%    0%-40%
-------------------------------------------
Aggressive Growth Strategy
Equity                      100%   75%-100%
Fixed-Income                  0%    0%-25%
-------------------------------------------

A Portfolio will invest in particular Underlying Funds based on various crite-ria. Among other things, the Investment Adviser will analyze the Underlying Funds' respective investment objectives, policies and investment strategies in order to determine which Underlying Funds, in combination with other Underlying Funds, are appropriate in light of a Portfolio's investment objective.

A Portfolio may purchase or sell securities to: (a) accommodate purchases and sales of its shares; (b) change the percentages of its assets invested in each of the Underlying Funds in response to economic or market conditions; and (c) maintain or modify the allocation of its assets among the Underlying Funds within the percentage ranges described above.

                                                 PRINCIPAL INVESTMENT STRATEGIES


 While each Portfolio can invest in any or all of the Underlying Funds, it is expected that each Portfolio will normally invest in only some of the Under-lying Funds at any particular time. Each Portfolio's investment in any of the Underlying Funds may, and in some cases is expected to, exceed 25% of such Portfolio's total assets.

 THE PARTICULAR UNDERLYING FUNDS IN WHICH EACH PORTFOLIO MAY INVEST, THE EQUITY/FIXED-INCOME TARGETS AND RANGES AND THE INVESTMENTS IN EACH UNDER-LYING FUND MAY BE CHANGED FROM TIME TO TIME WITHOUT SHAREHOLDER APPROVAL.

 In addition, each Portfolio's investment objectives and all policies not specifically designated as fundamental in this Prospectus or the Statement of Additional Information (the "Additional Statement") are non-fundamental and may be changed without shareholder approval. If there is a change in a Portfolio's investment objective, you should consider whether that Portfolio remains an appropriate investment in light of your then current financial position and needs.

Principal Risks of the Portfolios

Loss of money is a risk of investing in each Portfolio. An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. While the Portfolios offer a greater level of diversification than many other types of mutual funds, a single Portfolio may not provide a complete investment pro-gram for an investor. The following summarizes important risks that apply to the Portfolios and may result in a loss of your investment. There can be no assurance that a Portfolio will achieve its investment objective.

 .Investing in the Underlying Funds--The investments of each Portfolio are concentrated in the Underlying Funds, and each Portfolio's investment performance is directly related to the investment performance of the Underlying Funds held by it. The ability of each Portfolio to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds by the Investment Adviser. The value of the Underlying Funds' investments, and the net asset values ("NAV") of the shares of both the Portfolios and the Underlying Funds, will fluctuate in response to various market and economic factors related to the equity and fixed-income markets, as well as the financial condition and prospects of issuers in which the Underlying Funds invest. There can be no assurance that the investment objective of any Portfolio or any Underlying Fund will be achieved. .Investments of the Underlying Funds--Because the Portfolios invest in the Underlying Funds, the Portfolios' shareholders will be affected by the investment policies of the Underlying Funds in direct proportion to the amount of assets the Portfolios allocate to those Funds. Each Portfolio may invest in Underlying Funds that in turn invest in small capitalization companies and foreign issuers and thus are subject to additional risks, including changes in foreign currency exchange rates and political risk. Foreign investments may include securities of issuers located in emerging countries in Asia, Latin America, Eastern Europe and Africa. Each Portfolio may also invest in Underlying Funds that in turn invest in non-investment grade fixed-income securities ("junk bonds"), which are considered speculative by traditional standards. In addition, the Underlying Funds may purchase derivative securities; enter into forward currency transactions; lend their portfolio securities; enter into futures contracts and options transactions; purchase zero coupon bonds and payment-in-kind bonds; purchase securities issued by real estate investment trusts ("REITs") and other issuers in the real estate industry; purchase restricted and illiquid securities; purchase securities on a when-issued or delayed delivery basis; enter into repurchase agreements; borrow money; and

                                               PRINCIPAL RISKS OF THE PORTFOLIOS

 engage in various other investment practices. The risks presented by these investment practices are discussed in Appendix A to this Prospectus and the Additional Statement.
 .Affiliated Persons--In managing the Portfolios, the Investment Adviser will have the authority to select and substitute Underlying Funds. The Investment Adviser is subject to conflicts of interest in allocating Portfolio assets among the various Underlying Funds both because the fees payable to it and/or its affiliates by some Underlying Funds are higher than the fees payable by other Underlying Funds and because the Investment Adviser and its affiliates are also responsible for managing the Underlying Funds. The Trustees and officers of the Goldman Sachs Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolios and the Underlying Funds.
 .Expenses--You may invest in the Underlying Funds directly. By investing in the Underlying Funds indirectly through a Portfolio, you will incur not only a proportionate share of the expenses of the Underlying Funds held by the Portfolio (including operating costs and investment management fees), but also expenses of the Portfolio.
 .Temporary Investments--Although the Portfolios normally seek to remain substantially invested in the Underlying Funds, each Portfolio may invest a portion of its assets in high-quality, short-term debt obligations (including commercial paper, certificates of deposit, bankers' acceptances, repurchase agreements, debt obligations backed by the full faith and credit of the U.S. government and demand and time deposits of domestic and foreign banks and savings and loan associations) to maintain liquidity, to meet shareholder redemptions and for other short-term cash needs. Also, there may be times when, in the opinion of the Investment Adviser, abnormal market or economic conditions warrant that, for temporary defensive purposes, a Portfolio may invest without limitation in short-term obligations. When a Portfolio's assets are invested in such investments, the Portfolio may not be achieving its investment objective.

Description of the Underlying Funds

 DESCRIPTION OF THE UNDERLYING FUNDS

 The following is a concise description of the investment objectives and practices for each of the Underlying Funds that are available for investment by the Portfolios as of the date of this Prospectus. A Portfolio may also invest in other Underlying Funds not listed below that may become available for investment in the future at the discretion of the Investment Adviser without shareholder approval. Additional information regarding the invest-ment practices of the Underlying Funds is provided in Appendix A to this Prospectus and the Additional Statement. No offer is made in this Prospectus of any of the Underlying Funds.


                   Investment
  Underlying Fund  Objectives        Investment Criteria
 -------------------------------------------------------------------------------------------------------------------------------
  CORE Large Cap   Long-term growth  At least 90% of total assets in equity securities of U.S. issuers, including certain
  Value            of capital and    foreign issuers traded in the United States. The Fund's investments are selected using both dividend income.  a variety of quantitative techniques and fundamental research in seeking to maximize the
                                     Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 1000 Value Index.
 -------------------------------------------------------------------------------------------------------------------------------
  CORE/SM U.S.     Long-term growth  At least 90% of total assets in equity securities of U.S. issuers, including certain
  Equity           of capital and    foreign issuers traded in the United States. The Fund's investments are selected using both dividend income.  a variety of quantitative techniques and fundamental research in seeking to maximize the
                                     Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500 Index.
 -------------------------------------------------------------------------------------------------------------------------------
  CORE Large Cap   Long-term growth  At least 90% of total assets in equity securities of U.S. issuers, including certain
  Growth           of capital.       foreign issuers traded in the United States. The Fund's investments are selected using both
                   Dividend          a variety of quantitative techniques and fundamental research in seeking to maximize the
                   income is a       Fund's expected return, while maintaining risk, style, capitalization and industry
                   secondary         characteristics similar to the Russell 1000 Growth Index.
                   consideration.
 -------------------------------------------------------------------------------------------------------------------------------

                                             DESCRIPTION OF THE UNDERLYING FUNDS



                   Investment
  Underlying Fund  Objectives        Investment Criteria
 -------------------------------------------------------------------------------------------------------------------------------
  CORE/SM Small    Long-term growth  At least 90% of total assets in equity securities of U.S. issuers, including certain
  Cap Equity       of capital.       foreign issuers traded in the United States. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the
                                     Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 2000 Index.
 -------------------------------------------------------------------------------------------------------------------------------
  Capital Growth   Long-term         At least 90% of total assets in a diversified portfolio of equity securities. Long-term
                   capital           capital appreciation potential is considered in selecting investments.
                   growth.
 -------------------------------------------------------------------------------------------------------------------------------
  Mid Cap Value*   Long-term         At least 65% of total assets in equity securities of companies with public stock market
                   capital           capitalizations within the range of the market capitalization of companies constituting the
                   appreciation.     Russell Midcap Value Index at the time of the investment (currently between $300 million and $15 billion).
 -------------------------------------------------------------------------------------------------------------------------------
  Small Cap Value  Long-term         At least 65% of total assets in equity securities of companies with public stock market
                   capital           capitalizations of $1 billion or less at the time of investment.
                   growth.
 -------------------------------------------------------------------------------------------------------------------------------
  Real Estate      Total return      Substantially all, and at least 80%, of total assets in a diversified portfolio of equity
  Securities       comprised         securities of issuers that are primarily engaged in or related to the real estate industry.
                   of long-term      The Fund expects that a substantial portion of its total assets will be invested in REITS.
                   growth of
                   capital and
                   dividend income.
 -------------------------------------------------------------------------------------------------------------------------------
  CORE             Long-term growth  At least 90% of total assets in equity securities of companies organized outside the United
  International    of capital.       States or whose securities are principally traded outside the United States. The Fund's
  Equity                             investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the unhedged Morgan Stanley Capital
                                     International (MSCI) Europe, Australia and Far East Index (the "EAFE Index"). The Fund may
                                     employ certain currency management techniques.
 -------------------------------------------------------------------------------------------------------------------------------

 *Formerly, "Mid Cap Equity."

                   Investment
  Underlying Fund  Objectives        Investment Criteria
 -------------------------------------------------------------------------------------------------------------------------------
  International    Long-term         Substantially all, and at least 65%, of total assets in equity securities of companies
  Equity           capital           organized outside the United States or whose securities are principally traded outside the
                   appreciation.     United States. The Fund may employ certain currency management techniques.
 -------------------------------------------------------------------------------------------------------------------------------
  European Equity  Long-term         Substantially all, and at least 65%, of total assets in equity securities of European
                   capital           companies. The Fund may employ certain currency management techniques.
                   appreciation.
 -------------------------------------------------------------------------------------------------------------------------------
  Japanese Equity  Long-term         Substantially all, and at least 65%, of total assets in equity securities of Japanese
                   capital           companies. The Fund may employ certain currency management techniques.
                   appreciation.
 -------------------------------------------------------------------------------------------------------------------------------
  International    Long-term         Substantially all, and at least 65%, of total assets in equity securities of companies with
  Small Cap        capital           public stock market capitalizations of $1 billion or less at the time of investment that
                   appreciation.     are organized outside the United States or whose securities are principally traded outside the United States. The Fund may employ certain currency management techniques.
 -------------------------------------------------------------------------------------------------------------------------------
  Emerging         Long-term         Substantially all, and at least 65%, of total assets in equity securities of emerging
  Markets Equity   capital           country issuers. The Fund may employ certain currency management techniques.
                   appreciation.
 -------------------------------------------------------------------------------------------------------------------------------
  Asia Growth      Long-term         Substantially all, and at least 65%, of total assets in equity securities of companies in
                   capital           China, Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, South
                   appreciation.     Korea, Sri Lanka, Taiwan and Thailand. The Fund may employ certain currency management techniques.
 -------------------------------------------------------------------------------------------------------------------------------

                   [This page intentionally left blank]

                                                                        Approximate
                            Investment                                 Interest Rate
  Underlying Fund           Objectives       Duration or Maturity       Sensitivity
 -----------------------------------------------------------------------------------
  Financial Square Prime  Maximize       Maximum Maturity of           3-month
   Obligations            current income Individual Investments = 13   Treasury bill
                          to the extent  months at time of purchase.
                          consistent     Maximum Dollar-Weighted
                          with the       Average Portfolio Maturity =
                          maintenance of 90 days
                          liquidity.
 -----------------------------------------------------------------------------------
  Adjustable Rate         A high level   Target Duration = 6-month to  9-month U.S.
   Government             of current     1-year U.S. Treasury          Treasury bill
                          income,        Securities Maximum Duration*=
                          consistent     2 years
                          with low
                          volatility of
                          principal.
 -----------------------------------------------------------------------------------
  Short Duration          A high level   Target Duration = 2 year U.S. 2-year U.S.
   Government             of current     Treasury Security plus or     Treasury note
                          income and     minus .5 years Maximum
                          secondarily,   Duration*= 3 years
                          in seeking
                          current
                          income, may
                          also consider
                          the potential
                          for capital
                          appreciation.
 -----------------------------------------------------------------------------------
  Government Income       A high level   Target Duration = Lehman      5-year U.S.
                          of current     Brothers Mutual Fund          Treasury note
                          income,        Government/Mortgage Index
                          consistent     plus or minus 1 year Maximum
                          with safety of Duration*= 6 years
                          principal.
 -----------------------------------------------------------------------------------
  Core Fixed Income       Total return   Target Duration = Lehman      5-year U.S.
                          consisting of  Brothers Aggregate Bond Index Treasury note
                          capital        plus or minus 1 year Maximum
                          appreciation   Duration*= 6 years
                          and income
                          that exceeds
                          the total
                          return of the
                          Lehman
                          Brothers
                          Aggregate Bond
                          Index.
 -----------------------------------------------------------------------------------
  Global Income           A high total   Target Duration = J.P. Morgan 6-year
                          return,        Global Government Bond Index  government
                          emphasizing    (hedged) plus or minus 2.5    bond
                          current        years Maximum Duration*= 7.5
                          income, and,   years
                          to a lesser
                          extent,
                          providing
                          opportunities
                          for capital
                          appreciation.
 -----------------------------------------------------------------------------------
  High Yield              A high level   Target Duration = Lehman      6-year U.S.
                          of current     Brothers High Yield Bond      Treasury note
                          income and     Index plus or minus 2.5 years
                          capital        Maximum Duration* = 7.5 years
                          appreciation.
 -----------------------------------------------------------------------------------

  * Under normal interest rate conditions.

                                             DESCRIPTION OF THE UNDERLYING FUNDS



                                      Credit
   Investment Sector                 Quality                           Other Investments
 ----------------------------------------------------------------------------------------
  Money market                     High Quality                       N/A
  instruments                      (short-term
  including securities             ratings of
  issued or guaranteed             A-1, P-1 or
  by the U.S.                      comparable
  government, its                  quality).
  agencies,
  instrumentalities or
  sponsored
  enterprises ("U.S.
  Government
  Securities"); U.S.
  bank obligations,
  commercial paper and
  other short-term
  obligations of U.S.
  corporations,
  governmental and
  other entities;
  asset-backed and
  receivables-backed
  securities; and
  related repurchase
  agreements.
 ----------------------------------------------------------------------------------------
  At least 65% of                  U.S.                               Fixed-rate mortgage
  total assets in U.S.             Government                         pass-through
  Government                       Securities                         securities and
  Securities that are                                                 repurchase
  adjustable rate                                                     agreements
  mortgage pass-                                                      collateralized by
  through securities                                                  U.S. Government
  and other mortgage                                                  Securities.
  securities with
  periodic interest
  rate resets.
 ----------------------------------------------------------------------------------------
  At least 65% of                  U.S.                               Mortgage pass-
  total assets in U.S.             Government                         through securities
  Government                       Securities                         and other
  Securities and                                                      securities
  repurchase                                                          representing an
  agreements                                                          interest in or
  collateralized by                                                   collateralized by
  such securities.                                                    mortgage loans.
 ----------------------------------------------------------------------------------------
  At least 65% of                  U.S.                               Non-government
  total assets in U.S.             Government                         mortgage pass-
  Government                       Securities                         through securities,
  Securities,                      and non-U.S.                       asset-backed
  including mortgage-              Government                         securities and
  backed U.S.                      Securities =                       corporate fixed-
  Government                       AAA/Aaa                            income securities.
  Securities and
  repurchase
  agreements
  collateralized by
  such securities.
 ----------------------------------------------------------------------------------------
  At least 65% of                  Minimum =                          Foreign fixed-
  total assets in                  BBB/Baa                            income, municipal
  fixed-income                     Minimum for                        and convertible
  securities,                      non-dollar                         securities, foreign
  including U.S.                   securities =                       currencies and
  Government                       AA/Aa                              repurchase
  Securities,                                                         agreements
  corporate, mortgage-                                                collateralized by
  backed and asset-                                                   U.S. Government
  backed securities.                                                  Securities.
 ----------------------------------------------------------------------------------------
  Securities of U.S.               Minimum =                          Mortgage-backed and
  and foreign                      BBB/Baa At                         asset-backed
  governments and                  least 50% =                        securities, foreign
  corporations.                    AAA/Aaa                            currencies and
                                                                      repurchase
                                                                      agreements
                                                                      collateralized by
                                                                      U.S. Government
                                                                      Securities or
                                                                      certain foreign
                                                                      government
                                                                      securities.
 ----------------------------------------------------------------------------------------
  At least 65% of                  At least 65%                       Mortgage-backed and
  total assets in                  = BB/Ba or                         asset-backed
  fixed-income                     below                              securities, U.S.
  securities rated                                                    Government
  below investment                                                    Securities,
  grade, including                                                    investment grade
  U.S. and non-U.S.                                                   corporate fixed-
  dollar corporate                                                    income securities,
  debt, foreign                                                       structured
  government                                                          securities, foreign
  securities,                                                         currencies and
  convertible                                                         repurchase
  securities and                                                      agreements
  preferred stock.                                                    collateralized by
                                                                      U.S. Government
                                                                      Securities.
 ----------------------------------------------------------------------------------------

Principal Risks of the Underlying Funds

The following summarizes important risks that apply to the Underlying Funds and may result in a loss of your investment in a Portfolio. There can be no assur-ance that an Underlying Fund will achieve its investment objective.
Risks That Apply To All Underlying Funds:
 .Interest Rate Risk--The risk that when interest rates increase, fixed-income securities held by an Underlying Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term securities.

 .Credit/Default Risk--The risk that an issuer or guarantor of fixed-income securities held by an Underlying Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal.
 .Market Risk--The risk that the value of the securities in which an Underlying Fund invests may go up or down in response to the prospects of individual com-panies and/or general economic conditions. Price changes may be temporary or last for extended periods.
 .Derivatives Risk--The risk that loss may result from an Underlying Fund's investments in options, futures, swaps, structured securities and other deriv-ative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to an Underlying Fund.

 .Foreign Risk--The risk that when an Underlying Fund invests in foreign securi-ties, it will be subject to risk of loss not typically associated with domes-tic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability.
 Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. The Underlying Funds will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when an Underlying Fund invests in issuers located in emerging countries.
 .Management Risk--The risk that a strategy used by an investment adviser to the Underlying Funds may fail to produce the intended results.

 .Liquidity Risk--The risk that an Underlying Fund will not be able to pay redemption proceeds within the time period stated in the Underlying Fund's Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Underlying Funds that invest in non-investment grade fixed-income securities, small capitalization stocks, REITs or emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear sud-denly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

                                         PRINCIPAL RISKS OF THE UNDERLYING FUNDS


Risks That Apply Primarily To The Underlying Fixed-Income Funds:

 .Call Risk--The risk that an issuer will exercise its right to pay principal on an obligation held by an Underlying Fund (such as a Mortgage-Backed Security) earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, an Underlying Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.
 .Extension Risk--The risk that an issuer will exercise its right to pay princi-pal on an obligation held by an Underlying Fund (such as a Mortgage-Backed Security) later than expected. This may happen when there is a rise in inter-est rates. Under these circumstances, the value of an obligation will decrease, and an Underlying Fund will also suffer from the inability to invest in higher yielding securities.
 .U.S. Government Securities Risk--The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Risk That Applies Primarily To The Underlying Equity Funds:

 .Stock Risk--The risk that stock prices have historically risen and fallen in periodic cycles. As of the date of this Prospectus, U.S. stock markets and certain foreign stock markets were trading at or close to record high levels. There is no guarantee that such levels will continue.

Risks That Are Particularly Important For Specific Underlying Funds:

 .Geographic Risk--The European Equity Fund invests primarily in equity securi-ties of European companies. The Japanese Equity Fund invests primarily in equity securities of Japanese equity companies. The Asia Growth Fund invests primarily in equity securities of Asian issuers. The Global Income Fund is non-diversified meaning that it is permitted to invest more of its assets in fewer issuers than "diversified" mutual funds. Thus, it may be more suscepti-ble to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments. In addition, the Global Income Fund may invest more than 25% of its total assets in the securities of corporate and governmental issuers located in each of Canada, Germany, Japan, and the United Kingdom as well as in the securities of U.S. issuers. Concentration of the investments of these or other Underlying Funds in issuers located in a particular country or region will subject the Underlying Fund, to a greater extent than if investments were less concen-trated, to losses arising from adverse developments affecting those issuers or countries.

 .Emerging Countries Risk--Certain Underlying Funds may invest in emerging coun-try securities. The securities markets of Asian, Latin American, Eastern Euro-pean, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities mar-kets of more developed countries. These risks are not normally associated with investments in more developed countries.

 .Small Cap Stock and REIT Risks--Certain Underlying Funds may invest in small cap stocks and REITs. The securities of small capitalization companies and REITs involve greater risks than those associated with larger, more estab-lished companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable an Underlying Fund to effect sales at an advantageous time or without a substan-tial drop in price.

 ."Junk Bond" Risk--Certain Underlying Funds may invest in non-investment grade fixed-income securities (commonly known as "junk bonds") that are considered predominantly speculative by traditional investment standards. Non-investment grade fixed-income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer's inability to meet principal and interest obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond markets gen-erally and less secondary market liquidity.

                                    PRINCIPAL RISKS OF THE UNDERLYING FUNDS

More information about the portfolio securities and investment techniques of the Underlying Funds, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Portfolio Performance

 HOW THE PORTFOLIOS HAVE PERFORMED

 The bar chart and table below provide an indication of the risks of invest-ing in a Portfolio by showing: (a) changes in the performance of a Portfo-lio's Service Shares from year to year; and (b) how the average annual returns of a Portfolio's Service Shares compare to those of broad-based securities market indices. The bar chart and table assume reinvestment of dividends and distributions. A Portfolio's past performance is not necessar-ily an indication of how the Portfolio will perform in the future. Perfor-mance reflects expense limitations in effect. If expense limitations were not in place, a Portfolio's performance would have been reduced. The Conser-vative Strategy Portfolio did not commence operations until February 8, 1999. Since the Portfolio had less than one calendar year's performance as of December 31, 1999, no performance information is provided in this sec-tion.

                                                           PORTFOLIO PERFORMANCE

Balanced Strategy Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter

 Q4 '98  +7.01%

 Worst Quarter

 Q3 '98  -5.76%





                                                                     [GRAPH]

                                                                   1998    6.30%
                                                                   1999   10.47%
 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1999    1 Year Since Inception
 -----------------------------------------------------------------
  Service Shares (Inception 1/2/98)         10.47%      8.38%
  S&P 500 Index*                            21.04%     24.75%
  Two-Year U.S. Treasury Security**          1.89%      4.20%
  Lehman Brothers High Yield Bond Index***   2.39%      2.13%
 -----------------------------------------------------------------

  * The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, an unmanaged index of common stocks. The Index figures do not reflect any fees or expenses.
 ** The Two-Year U.S. Treasury Security, as reported by Merrill Lynch, does not reflect any fees or expenses.
*** The Lehman Brothers High Yield Bond Index is a total return performance benchmark for fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $100 million and at least one year to maturity. The Index is unmanaged and does not reflect any fees or expenses.

Growth and Income Strategy Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter

 Q4 '99  +10.21%

 Worst Quarter

 Q3 '98  -10.20%





                                                                     [GRAPH]
                                                                   1998    6.43%
                                                                   1999   15.60%
 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1999            1 Year   Since Inception
 ---------------------------------------------------------------------------
  Service Shares (Inception 1/2/98)                 15.60%       10.94%
  S&P 500 Index*                                    21.04%       24.75%
  MSCI Europe, Australasia, Far East (EAFE) Index
   (unhedged)**                                     27.29%       23.76%
  Lehman Brothers Aggregate Bond Index***            (0.82)%      3.82%
  Lehman Brothers High Yield Bond Index+             2.39%        2.13%
 ---------------------------------------------------------------------------

  * The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, an unmanaged index of common stocks. The Index figures do not reflect any fees or expenses.
 ** The unmanaged MSCI EAFE Index (unhedged) is a market capitalization-weighted composite of securities in 20 developed markets. The Index figures do not reflect any fees or expenses.
*** The Lehman Brothers Aggregate Bond Index represents a diversified portfolio of fixed-income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgaged-backed and asset-backed securities. The Index figures do not reflect any fees or expenses.
  + The Lehman Brothers High Yield Bond Index is a total return performance benchmark for fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $100 million and at least one year to maturity. The Index is unmanaged and does not reflect any fees or expenses.

                                                           PORTFOLIO PERFORMANCE

Growth Strategy Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter

 Q4 '99  +13.04%


 Worst Quarter

 Q3 '98  -14.24%



                                                                     [GRAPH]
                                                                   1998    4.45%
                                                                   1999   20.62%
 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1999   1 Year Since Inception
 ----------------------------------------------------------------
  Service Shares (Inception 1/2/98)        20.62%     12.26%
  S&P 500 Index*                           21.04%     24.75%
  MSCI EAFE Index (unhedged)**             27.29%     23.76%
  Russell 2000 Index***                    21.26%      8.70%
  MSCI Emerging Markets Free (EMF) Index+  66.42%     11.47%
 ----------------------------------------------------------------

  * The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, an unmanaged index of common stocks. The Index figures do not reflect any fees or expenses.
 ** The unmanaged MSCI EAFE Index (unhedged) is a market capitalization-weighted composite of securities in 20 developed markets. The Index figures do not reflect any fees or expenses.
*** The Russell 2000 Index is an unmanaged index of common stock prices. The
    Index figures do not reflect any fees or expenses.
  + The unmanaged MSCI EMF Index is a market capitalization-weighted composite of securities in over 30 emerging market countries. "Free" indicates an index that excludes shares in otherwise free markets that are not purchas-able by foreigners. The Index figures do not reflect any fees or expenses.

Aggressive Growth Strategy Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter

 Q4 '99  +15.70%

 Worst Quarter

 Q3 '98  -17.19%




                                                                     [GRAPH]
                                                                   1998    2.54%
                                                                   1999   25.17%
 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31,
  1999                                1 Year Since Inception
 -----------------------------------------------------------
  Service Shares (Inception 1/2/98)   25.17%     13.31%
  S&P 500 Index*                      21.04%     24.75%
  MSCI EAFE Index (unhedged)**        27.29%     23.76%
  Russell 2000 Index***               21.26%      8.70%
  MSCI EMF Index+                     66.42%     11.47%
 -----------------------------------------------------------

  * The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, an unmanaged index of common stocks. The Index figures do not reflect any fees or expenses.
 ** The unmanaged MSCI EAFE Index (unhedged) is a market capitalization-weighted composite of securities in 20 developed markets. The Index figures do not reflect any fees or expenses.
*** The Russell 2000 Index is an unmanaged index of common stock prices. The
    Index figures do not reflect any fees or expenses.
  + The unmanaged MSCI EMF Index is a market capitalization-weighted composite of securities in over 30 emerging market countries. "Free" indicates an index that excludes shares in otherwise free markets that are not purchas-able by foreigners. The Index figures do not reflect any fees or expenses.

                      [This page intentionally left blank]

Portfolio Fees and Expenses (Service Shares)

This table describes the fees and expenses that you would pay if you buy and hold Service Shares of a Portfolio.


                                                        Conservative Balanced
                                                          Strategy   Strategy
                                                         Portfolio   Portfolio
------------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on
 Purchases                                                  None       None
Maximum Deferred Sales Charge (Load)                        None       None
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                                       None       None
Redemption Fees                                             None       None
Exchange Fees                                               None       None
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets):/1/
Management Fees (for asset allocation)/2/                  0.35%       0.35%
Service Fees/3/                                            0.50%       0.50%
Other Expenses/4/                                          2.60%       0.30%
Underlying Fund Expenses/1/                                0.55%       0.69%
------------------------------------------------------------------------------
Total Other and Underlying Fund Expenses                   3.15%       0.94%
------------------------------------------------------------------------------
Total Portfolio Operating Expenses*                        4.00%       1.84%
------------------------------------------------------------------------------

See page 30 for all other footnotes.

 * As a result of current waivers and expense limita-tions, "Other Expenses" and "Total Portfolio Operating
   Expenses" of the Portfolio which are actually incurred are as set forth below. The waivers and expense limi-tations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other
   Expenses" and "Total Portfolio Operating Expenses" may increase without shareholder approval.

                                                          Conservative Balanced
                                                            Strategy   Strategy
                                                           Portfolio   Portfolio
 -------------------------------------------------------------------------------
  Annual Portfolio Operating Expenses
  (expenses that are deducted from Portfolio assets):/1/
  Management Fees (for asset allocation)/2/                  0.15%       0.15%
  Service Fees/3/                                            0.50%       0.50%
  Other Expenses/4/                                          0.04%       0.04%
  Underlying Fund Expenses/1/                                0.55%       0.69%
 -------------------------------------------------------------------------------
  Total Other and Underlying Fund Expenses                   0.59%       0.73%
 -------------------------------------------------------------------------------
  Total Portfolio Operating Expenses (after current
   waivers and expense limitations)                          1.24%       1.38%
 -------------------------------------------------------------------------------

                                                     PORTFOLIO FEES AND EXPENSES



  Growth and             Aggressive
    Income      Growth     Growth
   Strategy    Strategy   Strategy
  Portfolio    Portfolio Portfolio
-----------------------------------
     None        None       None

     None        None       None
     None        None       None
     None        None       None


    0.35%        0.35%     0.35%
    0.50%        0.50%     0.50%
    0.10%        0.12%     0.25%
    0.79%        0.84%     0.90%
-----------------------------------
    1.39%        1.46%     1.65%
-----------------------------------
    1.74%        1.81%     2.00%
-----------------------------------

  Growth and             Aggressive
    Income      Growth     Growth
   Strategy    Strategy   Strategy
  Portfolio    Portfolio Portfolio
-----------------------------------
    0.15%        0.15%     0.15%
    0.50%        0.50%     0.50%
    0.04%        0.04%     0.04%
    0.79%        0.84%     0.90%
-----------------------------------
    0.83%        0.88%     0.94%
-----------------------------------
    1.48%        1.53%     1.59%
-----------------------------------

Portfolio Fees and Expenses continued

/1/The Portfolios' annual operating expenses have been restated to reflect cur-rent fees, except for the Conservative Strategy Portfolio, whose expenses are estimated for the current fiscal year. "Underlying Fund Expenses" for each Portfolio are based upon the strategic allocation of each Portfolio's invest-ment in the Underlying Funds and upon the actual total operating expenses of the Underlying Funds (including any current waivers and expense limitations of the Underlying Funds). Actual Underlying Fund Expenses incurred by each Portfo-lio may vary with changes in the allocation of each Portfolio's assets among the Underlying Funds and with other events that directly affect the expenses of the Underlying Funds.
/2/The Investment Adviser has voluntarily agreed not to impose a portion of the management fee on the Portfolios equal to 0.20% of the Portfolios' average daily net assets. As a result of fee waivers, current management fees of the Portfolios are 0.15% of each Portfolio's average daily net assets. The waivers may be terminated at any time at the option of the Investment Adviser. /3/Service Organizations may charge other fees to their customers who are bene-ficial owners of Service Shares in connection with their customers' accounts. Such fees may affect the return customers realize with respect to their invest-ments.
/4/"Other Expenses" include transfer agency fees equal to 0.04% of the average daily net assets of each Portfolio's Service Shares plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit "Other Expenses" (excluding management fees, transfer agency fees, service fees, taxes, interest and brokerage fees and litigation, indemni-fication and other extraordinary expenses) to 0.00% of each Portfolio's average daily net assets.

                                                     PORTFOLIO FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Portfolio (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Service Shares of a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


Portfolio                   1 Year 3 Years 5 Years 10 Years
-----------------------------------------------------------
Conservative Strategy        $402  $1,218  $2,051   $4,206
-----------------------------------------------------------
Balanced Strategy            $187  $  579  $  995   $2,159
-----------------------------------------------------------
Growth and Income Strategy   $177  $  548  $  944   $2,052
-----------------------------------------------------------
Growth Strategy              $184  $  569  $  980   $2,127
-----------------------------------------------------------
Aggressive Growth Strategy   $203  $  627  $1,078   $2,327
-----------------------------------------------------------

Service Organizations that invest in Service Shares on behalf of their custom-ers may charge other fees directly to their customer accounts in connection with their investments. You should contact your Service Organization for infor-mation regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain Service Organizations that invest in Service Shares may receive other compensation in connection with the sale and distribution of Service Shares or for services to their customers' accounts and/or the Portfolios. For additional information regarding such compensation, see "Shareholder Guide" in the Pro-spectus and "Other Information" in the Additional Statement.

Service Providers

 INVESTMENT ADVISERS



  Investment Adviser        Portfolio
 -----------------------------------------------------
  Goldman Sachs Asset
   Management ("GSAM")      Conservative Strategy
  32 Old Slip               Balanced Strategy
  New York, New York 10005  Growth and Income Strategy
                            Growth Strategy
                            Aggressive Growth Strategy
 -----------------------------------------------------

 Except as noted below, GSAM also serves as investment adviser to each Under-lying Fund.

  Investment Adviser        Underlying Fund
 -----------------------------------------------------
  Goldman Sachs Funds
   Management, L.P.
   ("GSFM")                 CORE U.S. Equity
  32 Old Slip               Capital Growth
  New York, New York 10005  Adjustable Rate Government
                            Short Duration Government
 -----------------------------------------------------
  Goldman Sachs Asset
   Management               International Equity
   International ("GSAMI")  Japanese Equity
  Procession House          European Equity
  55 Ludgate Hill           International Small Cap
  London EC4M 7JW           Emerging Markets Equity
  England                   Asia Growth
                            Global Income
 -----------------------------------------------------

 As of September 1, 1999, the Investment Management Division ("IMD") was established as a new operating division of Goldman Sachs. This newly created entity includes GSAM, GSAMI and GSFM. Goldman Sachs registered as an invest-ment adviser in 1981. GSAMI, a member of the Investment Management Regula-tory Organization Limited since 1990 and a registered investment adviser since 1991, is an affiliate of Goldman Sachs. GSFM, a registered investment adviser since 1990, is a Delaware limited partnership which is an affiliate of Goldman Sachs. The Goldman Sachs Group, L.P., which controlled the Investment Advisers, merged into the Goldman Sachs Group, Inc. as a result of an initial public offering. As of December 31, 1999, GSAM, GSAMI and GSFM, along with other units of IMD, had assets under management of $258.5 billion.

                                                               SERVICE PROVIDERS

 Under an Asset Allocation Management Agreement with each Portfolio, the Investment Adviser, subject to the general supervision of the Trustees, pro-vides day-to-day advice as to each Portfolio's investment transactions, including determinations concerning changes to (a) the Underlying Funds in which the Portfolios may invest; and (b) the percentage range of assets of any Portfolio that may be invested in the Underlying Equity Funds and the Underlying Fixed-Income Funds as separate groups.

 The Investment Adviser also performs the following additional services for the Portfolios:
 . Supervises all non-advisory operations of the Portfolios
 . Provides personnel to perform necessary executive, administrative and clerical services to the Portfolios
 . Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the Securities and Exchange Commission (the "SEC") and other regulatory authorities
 . Maintains the records of each Portfolio
 .Provides office space and all necessary office equipment and services

 MANAGEMENT FEES

 As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Portfolio's average daily net assets):

                                                      Actual Rate
                                                For the Fiscal Year Ended
  Portfolio                   Contractual Rate     December 31, 1999
 ------------------------------------------------------------------------
  Conservative Strategy            0.35%                 0.15%
 ------------------------------------------------------------------------
  Balanced Strategy                0.35%                 0.15%
 ------------------------------------------------------------------------
  Growth and Income Strategy       0.35%                 0.15%
 ------------------------------------------------------------------------
  Growth Strategy                  0.35%                 0.15%
 ------------------------------------------------------------------------
  Aggressive Growth Strategy       0.35%                 0.15%
 ------------------------------------------------------------------------

 The difference, if any, between the stated fees and the actual fees paid by the Portfolios reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

In addition, each Portfolio, as a shareholder in the Underlying Funds, will indirectly bear a proportionate share of any investment management fees and other expenses paid by the Underlying Funds. The following chart shows the total net operating expense ratios (management fee plus other operating expenses) of Institutional Shares of each Underlying Fund in which the Portfo-lios may invest after applicable fee waivers and expense limitations, as of the end of each Underlying Fund's most recent fiscal year. In addition, the follow-ing chart shows the contractual investment management fees payable to the investment adviser and its affiliates by the Underlying Funds (in each case as an annualized percentage of a Fund's average net assets). Absent voluntary fee waivers and/or expense reimbursements, which may be discontinued at any time, the total operating expense ratios of certain Underlying Funds would be higher.

                                                Total Net
                                    Contractual Operating
                                    Management   Expense
Underlying Fund                         Fee       Ratio
---------------------------------------------------------
Financial Square Prime Obligations    0.205%      0.18%
---------------------------------------------------------
Short Duration Government              0.50%      0.54%
---------------------------------------------------------
Adjustable Rate Government             0.40%      0.49%
---------------------------------------------------------
Core Fixed Income                      0.40%      0.54%
---------------------------------------------------------
Government Income                      0.65%      0.58%
---------------------------------------------------------
Global Income                          0.90%      0.69%
---------------------------------------------------------
High Yield                             0.70%      0.76%
---------------------------------------------------------
Growth and Income                      0.70%      0.79%
---------------------------------------------------------
CORE U.S. Equity                       0.75%      0.74%
---------------------------------------------------------
CORE Large Cap Growth                  0.75%      0.64%
---------------------------------------------------------
CORE Large Cap Value                   0.60%      0.64%
---------------------------------------------------------
CORE Small Cap Equity                  0.85%      0.93%
---------------------------------------------------------
Capital Growth                         1.00%      1.04%
---------------------------------------------------------
CORE International Equity              0.85%      1.01%
---------------------------------------------------------
Mid Cap Value*                         0.75%      0.89%
---------------------------------------------------------
Small Cap Value                        1.00%      1.10%
---------------------------------------------------------
International Equity                   1.00%      1.14%
---------------------------------------------------------
Japanese Equity                        1.00%      1.05%
---------------------------------------------------------
European Equity                        1.00%      1.14%
---------------------------------------------------------
International Small Cap                1.20%      1.40%
---------------------------------------------------------
Emerging Markets Equity                1.20%      1.39%
---------------------------------------------------------
Asia Growth                            1.00%      1.20%
---------------------------------------------------------
Real Estate Securities                 1.00%      1.04%
---------------------------------------------------------

*Formerly, "Mid Cap Equity."

                                                               SERVICE PROVIDERS


 PORTFOLIO MANAGERS

 Robert B. Litterman, Ph.D., a Managing Director of Goldman Sachs, is the co-developer, along with the late Fischer Black, of the Black-Litterman Global Asset Allocation Model, a key tool in IMD's asset allocation process. As Director of Quantitative Resources, Dr. Litterman oversees Quantitative Equities, the Quantitative Strategies Group, the Investment Performance & Valuation Oversight Group, and the Client Research Groups. In total, these groups include over 120 professionals. Prior to moving to IMD, Dr. Litterman was the head of the Firmwide Risk department since becoming a Partner in 1994. Preceding his time in the Operations, Technology & Finance Division, Dr. Litterman spent eight years in the Fixed Income Division's research department where he was co-director of the research and model development group.

 Quantitative Strategies Group

 . The 30-person Quantitative Strategies Group includes eight Ph.Ds, with extensive academic and practitioner experience
 . Disciplined, quantitative models are used to determine the relative attractiveness of the world's stock, bond and currency markets
 . Theory and economic intuition guide the investment process

--------------------------------------------------------------------------------

Quantitative Strategies Group

                        Years Primarily
 Name and Title         Responsible     Five Year Employment History
--------------------------------------------------------------------------------
 Mark M. Carhart,            Since      Dr. Carhart joined the Investment
 Ph.D., CFA Managing         1998       Adviser as a member of the Quantitative
 Director, Co-Head                      Strategies Group in 1997. From August
 Quantitative                           1995 to September 1997, he was Assistant
 Strategies and Senior                  Professor of Finance at the Marshall
 Portfolio Manager                      School of Business at USC and a Senior
                                        Fellow of the Wharton Financial
                                        Institutions Center. From 1993 to 1995,
                                        he was a lecturer and graduate student
                                        at the University of Chicago Graduate
                                        School of Business.
--------------------------------------------------------------------------------
 Raymond J. Iwanowski        Since      Mr. Iwanowski joined the Investment
 Managing Director, Co-      1998       Adviser as an associate and portfolio
 Head Quantitative                      manager in 1997. From 1993 to 1997, he
 Strategies and Senior                  was a Vice President and head of the
 Portfolio Manager                      Fixed Derivatives Client Research group
                                        at Salomon Brothers.
--------------------------------------------------------------------------------

Quantitative Strategies Group

                        Years Primarily
 Name and Title         Responsible     Five Year Employment History
--------------------------------------------------------------------------------
 Donald M. Raymond,          Since      Prior to joining the Investment Adviser
 Ph.D. Vice President        1998       in July 1988, Dr. Raymond spent four
 and Portfolio Manager                  years as head of Fixed Income Research
                                        and Chief Strategist for Goldman Sachs
                                        Canada. Prior to joining the Investment
                                        Adviser, Dr. Raymond worked for a
                                        Canadian Investment Bank for three
                                        years, where he developed fixed income
                                        cash and derivative pricing models, and
                                        portfolio arbitrage strategies.
--------------------------------------------------------------------------------
 Giorgio De Santis,          Since      Dr. DeSantis joined the Investment
 Ph.D. Vice President        1998       Adviser in 1998. From 1992 to 1998, he
 and Portfolio Manager                  was Assistant Professor of Finance and
                                        Business Economics at the Marshall
                                        School of Business at USC.
--------------------------------------------------------------------------------
 William J. Fallon,          Since      Dr. Fallon joined the Investment Adviser
 Ph.D. Vice President        1998       in 1998. From 1996 to 1998, he worked in
 and Portfolio Manager                  the Firmwide Risk Group of Goldman
                                        Sachs. From 1991 to 1996, he attended
                                        Columbia University, where he earned a
                                        Ph.D. in Finance.
--------------------------------------------------------------------------------
 Guang-Liang He, Ph.D.       Since      Dr. He joined the Investment Adviser in
 Vice President and          1998       1998. In 1997, he worked in the Firmwide
 Portfolio Manager                      Risk Group of Goldman Sachs. From 1992
                                        to 1997, he worked at Quantitative
                                        Financial Strategies, Inc. where he was
                                        responsible for the research and
                                        development of proprietary trading
                                        models.
--------------------------------------------------------------------------------

 DISTRIBUTOR AND TRANSFER AGENT


 Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Portfolio's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois, 60606-6372, also serves as each Portfolio's transfer agent (the "Transfer Agent") and, as such, per-forms various shareholder servicing functions.

 From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Underlying Funds or Portfolios. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

                                                               SERVICE PROVIDERS


 ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS


 The involvement of the Investment Adviser, Goldman Sachs and their affili-ates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to an Underlying Fund or limit an Underlying Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Underlying Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Underlying Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strate-gies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Underlying Funds. The results of an Underlying Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that an Under-lying Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trad-ing for proprietary or other accounts. In addition, the Underlying Funds may, from time to time, enter into transactions in which other clients of Goldman Sachs have an adverse interest. An Underlying Fund's activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.

 YEAR 2000

 Goldman Sachs spent a total of approximately $185 million over the past sev-eral years to address the potential hardware, software and other computer and technology problems associated with the transition to Year 2000 and to confirm that its service providers did the same. As a result of those efforts, Goldman Sachs did not experience any material disruptions in its operations as a result of the transition to the Year 2000.

Dividends

Each Fund pays dividends from its net investment income and capital gain net income. You may choose to have dividends paid in:
 . Cash
 . Additional shares of the same class of the same Fund
 . Shares of the same or an equivalent class of another Goldman Sachs Fund. Spe-cial restrictions may apply for certain ILA Portfolios. See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend. If you do not indicate any choice, dividends will be rein-vested automatically in the applicable Fund.

The election to reinvest dividends in additional shares will not affect the tax treatment of such dividends, which will be treated as received by you and then used to purchase the shares.

Dividends from net investment income and capital gain net income are declared and paid as follows:


                            Net Investment Capital Gain
Portfolio                       Income     Net Income
-------------------------------------------------------
Conservative Strategy          Monthly       Annually
-------------------------------------------------------
Balanced Strategy             Quarterly      Annually
-------------------------------------------------------
Growth and Income Strategy    Quarterly      Annually
-------------------------------------------------------
Growth Strategy                Annually      Annually
-------------------------------------------------------
Aggressive Growth Strategy     Annually      Annually
-------------------------------------------------------

From time to time a portion of a Portfolio's dividends may constitute a return of capital.

At the time of an investor's purchase of shares of a Portfolio, a portion of the net asset value ("NAV") per share may be represented by undistributed income or undistributed realized appreciation of the Portfolio's portfolio securities. Therefore, subsequent distributions on such shares from such income or realized appreciation may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

Shareholder Guide

 The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds' Service Shares.

 HOW TO BUY SHARES


 How Can I Purchase Service Shares Of The Funds?
 Generally, Service Shares may be purchased only through institutions that have agreed to provide account administration and personal and account main-tenance services to their customers who are the beneficial owners of Service Shares. These institutions are called "Service Organizations." Customers of a Service Organization will normally give their purchase instructions to the Service Organization, and the Service Organization will, in turn, place pur-chase orders with Goldman Sachs. Service Organizations will set times by which purchase orders and payments must be received by them from their cus-tomers. Generally, Service Shares may be purchased from the Funds on any business day at their NAV next determined after receipt of an order by Goldman Sachs from a Service Organization. No sales load is charged. Pur-chases of Service Shares must be settled within three business days of receipt of a complete purchase order.

 Service Organizations are responsible for transmitting purchase orders and payments to Goldman Sachs in a timely fashion. Service Organizations should place an order with Goldman Sachs at 1-800-621-2550 and either:
 .Wire federal funds to The Northern Trust Company ("Northern"), as subcustodian for State Street Bank and Trust Company ("State Street") (each Fund's custodian) on the next business day; or
 .Send a check or Federal Reserve draft payable to Goldman Sachs Funds--(Name of Fund and Class of Shares), 4900 Sears Tower--60th Floor, Chicago, IL 60606-6372. The Fund will not accept a check drawn on a foreign bank or a third-party check.

 In certain instances, the Trust may require a signature guarantee in order to effect purchase, redemption or exchange transactions. Signature guaran-tees must be obtained from a bank, brokerage firm or other financial inter-mediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a signa-ture guarantee.

 What Do I Need To Know About Service Organizations?
 Service Organizations may provide the following services in connection with their customers' investments in Service Shares:
 .Acting, directly or through an agent, as the sole shareholder of record .Maintaining account records for customers

 .Processing orders to purchase, redeem or exchange shares for customers .Responding to inquiries from prospective and existing shareholders .Assisting customers with investment procedures

 In addition, some (but not all) Service Organizations are authorized to accept, on behalf of Goldman Sachs Trust (the "Trust"), purchase, redemption and exchange orders placed by or on behalf of their customers, and may des-ignate other intermediaries to accept such orders, if approved by the Trust. In these cases:
 .A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a business day, and the order will be priced at the Fund's NAV next deter-mined after such acceptance.
 .Service Organizations or intermediaries will be responsible for transmit-ting accepted orders and payments to the Trust within the time period agreed upon by them.

 You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

 Pursuant to a service plan adopted by the Trust's Board of Trustees, Service Organizations are entitled to receive payment for their services from the Trust of up to 0.50% (on an annualized basis) of the average daily net assets of the Service Shares of the Funds, which are attributable to or held in the name of the Service Organization for its customers.

 The Investment Adviser, Distributor and/or their affiliates may pay addi-tional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Service Organizations and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Additional compensation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested.

 In addition to Service Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Service Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

 What Is My Minimum Investment In The Funds?
 The Funds do not have any minimum purchase or account requirements with respect to Service Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Service Shares, and may establish other requirements such as a minimum account balance. A Serv-ice

                                                               SHAREHOLDER GUIDE
 Organization may redeem Service Shares held by non-complying accounts, and may impose a charge for any special services.

 What Else Should I Know About Share Purchases?
 The Trust reserves the right to:
 .Reject or restrict any purchase or exchange orders by a particular pur-chaser (or group of related purchasers). This may occur, for example, when a pattern of frequent purchases, sales or exchanges of Service Shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of a Fund.

 .Close a Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by a Fund's Investment Adviser.

 The Funds may allow Service Organizations to purchase shares with securities instead of cash if consistent with a Fund's investment policies and opera-tions and if approved by the Fund's Investment Adviser.

 How Are Shares Priced?
 The price you pay or receive when you buy, sell or exchange Service Shares is determined by a Fund's NAV. The Funds calculate NAV as follows:

                   (Value of Assets of the Class)
      NAV =         - (Liabilities of the Class)
              -----------------------------------------
              Number of Outstanding Shares of the Class

 The Funds' investments are valued based on market quotations or, if accurate quotations are not readily available, the fair value of the Fund's invest-ments may be determined in good faith under procedures established by the Trustees.

 .NAV per share of each class is calculated by State Street on each business day as of the close of regular trading on the New York Stock Exchange (nor-mally 4:00 p.m. New York time). Fund shares will not be priced on any day the New York Stock Exchange is closed.
 .When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form.
 .When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form.

 Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time.

 Foreign securities may trade in their local markets on days a Fund is closed. As a result, if the Fund holds foreign securities its NAV may be impacted on days when investors may not purchase or redeem Fund shares.

 In addition, the impact of events that occur after the publication of market quotations used by a Fund to price its securities (for example, in foreign markets), but before the close of regular trading on the New York Stock Exchange will normally not be reflected in a Fund's next determined NAV unless the Trust, in its discretion, makes an adjustment in light of the nature and materiality of the event, its effect on Fund operations and other relevant factors.

 HOW TO SELL SHARES


 How Can I Sell Service Shares Of The Funds?
 Generally, Service Shares may be sold (redeemed) only through Service Orga-nizations. Customers of a Service Organization will normally give their redemption instructions to the Service Organization, and the Service Organi-zation will, in turn, place redemption orders with the Funds. Generally, each Fund will redeem its Service Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. Redemption proceeds may be sent to recordholders by check or by wire (if the wire instructions are on record).

 A Service Organization may request redemptions in writing or by telephone if the optional telephone redemption privilege is elected on the Account Application.


 -----------------------------------------------------------------
  By Writing:    Goldman Sachs Funds
                 4900 Sears Tower--60th Floor
                 Chicago, IL 60606-6372
 -----------------------------------------------------------------
  By Telephone:  If you have elected the telephone
                 redemption privilege on your Account Application:
                 .1-800-621-2550
                   (8:00 a.m. to 4:00 p.m. New York time)
 -----------------------------------------------------------------

 What Do I Need To Know About Telephone Redemption Requests?

 The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized tele-phone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:
 .All telephone requests are recorded.
 .Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The

                                                               SHAREHOLDER GUIDE
  written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
 .The telephone redemption option may be modified or terminated at any time.

 Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

 How Are Redemption Proceeds Paid?
 By Wire: The Funds will arrange for redemption proceeds to be wired as fed-eral funds to the bank account designated in the recordholder's Account Application. The following general policies govern wiring redemption pro-ceeds:
 .Redemption proceeds will normally be wired on the next business day in fed-eral funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request. If the shares to be sold were recently paid for by check, the Fund will pay the redemption proceeds when the check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
 .To change the bank designated on your Account Application, you must send written instructions signed by an authorized person designated on the Account Application to the Service Organization.

 .Neither the Trust, Goldman Sachs nor any other institution assumes any responsibility for the performance of intermediaries or your Service Organ-ization in the transfer process. If a problem with such performance arises, you should deal directly with such intermediaries or Service Organization.

 By Check: A recordholder may elect in writing to receive redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of receipt of a properly exe-cuted redemption request. If the shares to be sold were recently paid for by check, the Fund will pay the redemption proceeds when the check has cleared, which may take up to 15 days.

 What Else Do I Need To Know About Redemptions?
 The following generally applies to redemption requests:
 . Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
 . Service Organizations are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Service Organi-zations may set times by which they must receive redemption requests. Service Organizations may also require additional documentation from you.

 The Trust reserves the right to:
 . Redeem the Service Shares of any Service Organization whose account bal-ance falls below $50 as a result of a redemption. The Funds will not redeem Service Shares on this basis if the value of the account falls below the minimum account balance solely as a result of market conditions. The Fund will give 60 days' prior written notice to allow a Service Organ-ization to purchase sufficient additional shares of the Fund in order to avoid such redemption.
 . Redeem the shares in other circumstances determined by the Board of Trust-
   ees to be in the best interest of the Trust.
 . Pay redemptions by a distribution in-kind of securities (instead of cash).
   If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

 . Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distribu-tions be returned to the Fund as undeliverable or remain uncashed for six months. In addition, that distribution and all future distributions pay-able to you will be reinvested at NAV in additional Fund shares. No inter-est will accrue on amounts represented by uncashed distribution or redemp-tion checks.

 Can I Exchange My Investment From One Fund To Another?
 A Service Organization may exchange Service Shares of a Fund at NAV for Service Shares of any other Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days' written notice.


  Instructions For
  Exchanging
  Shares:
 -----------------------------------------------------------------
  By Writing:        .Write a letter of instruction that includes:
                     .The recordholder name(s) and signature(s)
                     .The account number
                     .The Fund names and Class of Shares
                     .The dollar amount to be exchanged
                     .Mail the request to:
                      Goldman Sachs Funds
                      4900 Sears Tower--60th Floor
                      Chicago, IL 60606-6372
 -----------------------------------------------------------------
  By Telephone:      If you have elected the telephone exchange
                     privilege on your Account Application:
                     .1-800-621-2550
                      (8:00 a.m. to 4:00 p.m. New York time)
 -----------------------------------------------------------------

                                                               SHAREHOLDER GUIDE


 You should keep in mind the following factors when making or considering an exchange:
 .You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.

 .All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund, except that this requirement may be waived at the discretion of the Trust.
 .Telephone exchanges normally will be made only to an identically registered account.
 .Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
 .Exchanges are available only in states where exchanges may be legally made. .It may be difficult to make telephone exchanges in times of drastic eco-
  nomic or market conditions.
 .Goldman Sachs may use reasonable procedures described under "What Do I Need
  To Know About Telephone Redemption Requests?" in an effort to prevent unau-thorized or fraudulent telephone exchange requests.

 For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should con-sult your tax adviser concerning the tax consequences of an exchange.

 What Types Of Reports Will Be Sent Regarding Investments In Service Shares? Service Organizations will receive from the Funds annual reports containing audited financial statements and semi-annual reports. Service Organizations will also be provided with a printed confirmation for each transaction in their account and a monthly account statement. Service Organizations are responsible for providing these or other reports to their customers who are the beneficial owners of Service Shares in accordance with the rules that apply to their accounts with the Service Organizations.

Taxation

 TAXABILITY OF DISTRIBUTIONS

 As with any investment, you should consider how your investment in the Port-folios will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or for-eign tax consequences of your investment in the Portfolios.

 Unless your investment is an IRA or other tax-advantaged account, you should consider the possible tax consequences of Portfolio distributions and the sale of your Portfolio shares.

 TAXES ON DISTRIBUTIONS

 Distributions you receive from the Portfolios are generally subject to fed-eral income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Portfolio shares or receive them in cash. For federal tax purposes, the Portfolios' income dividend distributions and short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are tax-able as long-term capital gains, no matter how long you have owned your Portfolio shares.

 Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Portfolios' dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. The Portfolios will inform shareholders of the character and tax status of all distributions promptly after the close of each calendar year.

 The REIT investments of the underlying Real Estate Securities Fund often do not provide complete tax information to the Fund until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Portfolios to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31.

 Each Portfolio may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Portfo-lios may deduct these taxes in computing their taxable income.

                                                                        TAXATION

 If you buy shares of a Portfolio before it makes a distribution, the distri-bution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as "buying a dividend."

 TAXABILITY OF SALES AND EXCHANGES

 Your sale of Portfolio shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax pur-poses, the exchange of your Portfolio shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends that were received on the shares.

 OTHER INFORMATION

 When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Portfolio must withhold 31% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or cer-tify that it is correct, or if the IRS instructs the Portfolio to do so. Non-U.S. investors may be subject to U.S. withholding and estate tax.

Appendix A
Additional Information on the Underlying Funds

 This Appendix provides further information on certain types of securities and techniques that may be used by the Underlying Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request, and in the prospectuses of the Underlying Funds.

 The Underlying Equity Funds invest primarily in common stocks and other equity securities, including preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants and stock purchase rights ("equity securities"). The Underlying Fixed-Income Funds invest pri-marily in fixed-income securities, including senior and subordinated corpo-rate debt obligations (such as bonds, debentures, notes and commercial paper), convertible and non-convertible corporate debt obligations, loan participations and preferred stock.

 The Short-Duration Government and Adjustable Rate Government Funds invest in U.S. Government Securities and related repurchase agreements, and neither of these Underlying Funds, the Government Income Fund nor the Financial Square Prime Obligations Fund makes foreign investments. The investments of the Financial Square Prime Obligations Fund are limited by SEC regulations applicable to money market funds as described in its prospectus, and do not include many of the types of investments discussed below that are permitted for the other Underlying Funds. With these exceptions, and the further exceptions noted below, the following description applies generally to the Underlying Funds.

 A. General Risks of the Underlying Funds

 The Underlying Equity Funds will be subject to the risks associated with common stocks and other equity securities. In general, stock values fluctu-ate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the value of the stocks that an Underlying Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices gener-ally rise and periods when prices generally decline.

 The Underlying Fixed-Income Funds will be subject to the risks associated with fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest

                                                                      APPENDIX A

 rates decline, the market value of fixed-income securities tends to increase than other debt securities (although many mortgage related securities will have less potential than other debt securities for capital appreciation dur-ing periods of declining rates). Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer could default on its obligations, and an Underlying Fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans ("ARMs"), mort-gage-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mort-gages can either shorten (call risk) or lengthen (extension risk). In gener-al, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepay-ment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors.

 The Financial Square Prime Obligations Fund attempts to maintain a stable NAV of $1.00 per share and values its assets using the amortized cost method in accordance with SEC regulations. There is no assurance, however, that the Financial Square Prime Obligations Fund will be successful in maintaining its per share value at $1.00 on a continuous basis. The per share NAVs of the other Underlying Funds are expected to fluctuate on a daily basis.

 The portfolio turnover rates of the Underlying Funds have ranged from 40% to 280% during their most recent fiscal years. A high rate of portfolio turn-over (100% or more) involves correspondingly greater expenses which must be borne by an Underlying Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to shareholders. The port-folio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of an Underlying Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. There can be no assurance that the turnover rates of the Underlying Funds will remain within this range during subsequent fiscal years. Higher turnover rates may result in higher brokerage costs and expenses for the Underlying Funds. In addition, higher turnover rates may result in higher taxable realized gains for shareholders.

 B. Other Risks of the Underlying Funds

 Risks of Investing in Small Capitalization Companies and REITs. Certain Underlying Funds may invest in small capitalization companies and REITs. Investments in small capitalization companies and REITs involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies and REITs may be thinly traded and may have to be sold at a discount from current mar-ket prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient mar-ket liquidity, an Underlying Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a sub-stantial drop in price. Small capitalization companies and REITs include "unseasoned" issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Transaction costs for these investments are often higher than those for larger capitalization companies. Investments in small capitalization companies and REITs may be more difficult to price pre-cisely than other types of securities because of their characteristics and lower trading volumes.

 Risks of Foreign Investments. Certain of the Underlying Funds may invest in foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which an Underlying Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Underlying Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

 The introduction of a single currency, the euro, on January 1, 1999 for par-ticipating nations in the Economic and Monetary Union presents unique uncer-tainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates for cur-rencies being converted into the euro; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; whether the inter-

                                                                      APPENDIX A

 est rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that may in the future become members of the European Union, may have an impact on the euro. These or other factors, including political and economic risks, could cause market disruptions, and could adversely affect the value of securities held by the Underlying Funds. Because of the number of countries using this single currency, a significant portion of the foreign assets held by certain of the Underlying Funds may be denominated in the euro.

 Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such proce-dures have been unable to keep pace with the volume of securities transac-tions, thus making it difficult to conduct such transactions.

 Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less gov-ernment regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Underlying Funds, and political or social instability or diplomatic developments which could affect investments in those countries.

 Concentration of an Underlying Fund's assets in one or a few countries and currencies will subject a Fund to greater risks than if an Underlying Fund's assets were not geographically concentrated.

 Investment in sovereign debt obligations by certain Underlying Funds involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repay-ment of the debt may be unable or unwilling to repay principal or pay inter-est when due in accordance with the terms of such debt, and an Underlying Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn an Underlying Fund's NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

 A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the avail-ability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sov-ereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

 Investments in foreign securities may take the form of sponsored and unsponsored American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"). Certain Underlying Funds may also invest in European Depository Receipts ("EDRs") or other similar instruments representing secu-rities of foreign issuers. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

 Risks of Emerging Countries. Certain Underlying Funds may invest in securi-ties of issuers located in emerging countries. The risks of foreign invest-ment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. An Underlying Fund's purchase and sale of portfolio securities in certain emerging countries may be con-strained by limitations as to daily changes in the prices of listed securi-ties, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of an Underlying Fund, the invest-ment adviser, its affiliates and their respective clients and other service providers. An Underlying Fund may not be able to sell securities in circum-stances where price, trading or settlement volume limitations have been reached.

 Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a spe-cific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportuni-ties in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by an Underlying Fund. The repatria-

                                                                      APPENDIX A

 tion of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in equity securities in certain Asian countries, it is anticipated that an Underlying Fund may invest in such countries through other investment funds in such countries.

 Many emerging countries have experienced currency devaluations and substan-tial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

 Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodi-cally used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffec-tion, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant invest-ment losses. Investing in emerging countries involves greater risk of loss due to expro-priation, nationalization, confiscation of assets and property or the impo-sition of restrictions on foreign investments and on repatriation of capital invested.

 An Underlying Fund's investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such country to the Underlying Fund.

 Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and often may involve an Under-lying Fund's delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in reg-istering the transfer of securities. Settlement or registration problems may make it more difficult for an Underlying Fund to value its portfolio securi-ties and could cause the Underlying Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Underlying Fund has delivered or the Underlying Fund's inability to complete its con-tractual obligations. The creditworthiness of the local securities firms used by an Underlying Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the
 Under     -
 lying Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

 The small size and inexperience of the securities markets in certain emerg-ing countries and the limited volume of trading in securities in those coun-tries may make an Underlying Fund's investments in such countries less liq-uid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western Euro-pean countries). An Underlying Fund's investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions, or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, an Underlying Fund may incur losses because it will be required to effect sales at a disadvanta-geous time and then only at a substantial drop in price. Investments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

 An Underlying Fund's use of foreign currency management techniques in emerg-ing countries may be limited. Due to the limited market for these instru-ments in emerging countries, the investment adviser does not currently anticipate that a significant portion of the Underlying Funds' currency exposure in emerging countries, if any, will be covered by such instruments.

 Risks of Derivative Investments. An Underlying Fund's transactions in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities, inverse floating-rate securities, stripped mortgage-backed securities and currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the investment adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Certain Underlying Funds may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

 Derivative mortgage-backed securities (such as principal-only ("POs"), interest-only ("IOs") or inverse floating rate securities) are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact the cash flow and the market value of these securi-ties. In general, the risk of faster

                                                                      APPENDIX A

 than anticipated prepayments adversely affects IOs, super floaters and pre-mium priced mortgage-backed securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities sub-ject to interest rate caps, support tranches and discount priced mortgage-backed securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

 Some floating-rate derivative debt securities can present more complex types of derivative and interest rate risks. For example, range floaters are sub-ject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

 Risks of Illiquid Securities. The Underlying Funds may invest up to 15% (10% in the case of the Financial Square Prime Obligations Fund) of their net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:
 .Both domestic and foreign securities that are not readily marketable .Certain municipal leases and participation interests
 .Certain stripped mortgage-backed securities
 .Repurchase agreements and time deposits with a notice or demand period of more than seven days
 .Certain over-the-counter options

 .Certain structured securities and all swap transactions
 .Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that the restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") and, therefore, is liquid.

 Investing in 144A Securities may decrease the liquidity of an Underlying Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The pur-chase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

 Credit Risks. Debt securities purchased by the Underlying Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign govern-ments, domestic and foreign corporations, banks and other issuers. Some of these fixed-income securities are described in the next section below. Fur-ther information is provided in the Additional Statement.

 Debt securities rated BBB or higher by Standard & Poor's Ratings Group ("Standard & Poor's") or Baa or higher by Moody's Investors Services, Inc. ("Moody's") are considered "investment grade." Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, determined by the investment adviser to be of comparable credit quality. If a security satisfies an Underlying Fund's minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the Underlying Fund will not be required to dispose of such security. If a downgrade occurs, the Underlying Fund's investment adviser will consider what action, including the sale of such security, is in the best interest of the Underlying Fund and its share-holders.

 Certain Underlying Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as "junk bonds." Junk bonds are considered predominantly speculative and may be questionable as to principal and interest payments.

 In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, invest-ment in such bonds will present greater speculative risks than those associ-ated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in an Underlying Fund's portfolio is down-graded by a rating organization, the market price and liquidity of such security may be adversely affected.

 Non-Diversification and Geographic Risks. The Global Income Fund is regis-tered as a "non-diversified" fund under the Act and is, therefore, more sus-ceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments. In addition, the Global Income Fund, and certain other Under-lying Funds, may invest more than 25% of their total assets in the securi-ties of corporate and governmental issuers located in a particular foreign country or region. Concentration of the investments of these or other Under-lying Funds in issuers located in a particular country or region will sub-ject the Underlying Fund, to a greater extent than if investments were less concentrated, to losses arising from adverse developments affecting those issuers or countries.

 Temporary Investment Risks. The Underlying Funds may invest a substantial portion, and in some cases all, of their total assets, in cash equivalents for temporary

                                                                      APPENDIX A

 periods. When an Underlying Fund's assets are invested in such instruments, the Underlying Fund may not be achieving its investment objective.

 C. Investment Securities and Techniques

 This section provides further information on certain types of securities and investment techniques that may be used by the Underlying Funds, including their associated risks. Further information is provided in the Additional Statement, which is available upon request.

 U.S. Government Securities. Each Underlying Fund may invest in U.S. Govern-ment Securities. U.S. Government Securities include U.S. Treasury obliga-tions and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("Ginnie Mae")); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")); or (d) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and prin-cipal components of stripped U.S. Government Securities are traded indepen-dently.

 Custodial Receipts. Each Underlying Fund may invest in custodial receipts. Interests in U.S. Government Securities may be purchased in the form of cus-todial receipts that evidence ownership of future interest payments, princi-pal payments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentali-ties, political subdivisions or authorities. For certain securities law pur-poses, custodial receipts are not considered obligations of the U.S. govern-ment.

 Mortgage-Backed Securities. The Underlying Funds (other than CORE U.S. Equi-ty, CORE Large Cap Growth, CORE Large Cap Value, CORE Small Cap Equity and CORE International Equity Funds (the "CORE Equity Funds")) may invest in securities that represent direct or indirect participations in, or are col-lateralized by and payable from, mortgage loans secured by real property ("Mortgage-Backed Securities"). Mortgage-Backed Securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued Mortgage-Backed Securities are normally structured with one or more types of "credit enhancement." However, these Mortgage-Backed Securities typically do not have the same credit standing as U.S. government guaranteed Mortgage-Backed Securities.

 Mortgage-Backed Securities may include multiple class securities, including collateralized mortgage obligations ("CMOs"), and real estate mortgage investment conduit ("REMIC") pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other Mortgage-Backed Securities. CMOs are issued in multiple classes. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturi-ties, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and invests in certain mortgages principally secured by interests in real property and other permitted investments. Mortgage-Backed Securities also include stripped Mortgage-Backed Securities ("SMBS"), which are derivative multiple class Mortgage-Backed Securities. SMBS are usually structured with two dif-ferent classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

 Asset-Backed Securities. The Underlying Funds (other than the CORE Equity Funds) may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. According-ly, an Underlying Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of prin-cipal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not pre-sented by Mortgage-Backed Securities. This is because asset-backed securi-ties generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be avail-
 able to support payments on these securi     -

                                                                      APPENDIX A

 ties. In the event of a default, an Underlying Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

 Municipal Securities. Certain Underlying Funds may invest in securities and instruments issued by state and local governmental issuers. Municipal secu-rities in which an Underlying Fund may invest consist of bonds, notes, com-mercial paper and other instruments (including participation interests in such securities) issued by or on behalf of states, territories and posses-sions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities. Municipal Securities include both "general" and "revenue" bonds and may be issued to obtain funds for various public purposes. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities. Such securities may pay fixed, variable or floating rates of interest. Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facil-ities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obliga-tions, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal securities in which the Underlying Funds may invest include private activity bonds, pre-refunded municipal securities and auction rate securities.

 The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other con-ditions, the power or ability of the issuer to pay when due the principal of or interest on a Municipal Security may be materially affected.

 In addition, Municipal Securities include municipal leases, certificates of participation and "moral obligation" bonds. A municipal lease is an obliga-tion issued by a state or local government to acquire equipment or facili-ties. Certificates of participation represent interests in municipal leases or other instruments, such as installment purchase agreements. Moral obliga-tion bonds are supported by a moral commitment, but not a legal obligation, of a state or local government. Municipal leases, certificates of participa-tion and moral obligation bonds frequently involve special risks not nor-mally associated with general obligation or revenue bonds. In particular, these instruments permit governmental issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. If, however, the governmental issuer does not periodically appropriate money to enable it to meet its payment obligations under these instruments, it cannot be legally compelled to do so. If a default occurs, it is likely that an Underlying Fund would be unable to obtain another acceptable source of payment. Some municipal leases, certificates of partic-ipation and moral obligation bonds may be illiquid.

 Municipal Securities may also be in the form of a tender option bond, which is a Municipal Security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate sub-stantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, bro-ker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the insti-tution. After payment of a fee to the financial institution that provides this option, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution may not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in deter-mining the maturity of the tender option bonds and an Underlying Fund's average portfolio maturity. There is risk that an Underlying Fund will not be considered the owner of a tender option bond for federal income tax pur-poses, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid.

 Municipal Securities may be backed by letters of credit or other forms of credit enhancement issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States or by other financial institutions.The credit quality of these banks and financial institutions could, therefore, cause a loss to an Underlying Fund that invests in Munici-pal Securities. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other informa-tion, less securities regulation, potential imposition of foreign withhold-ing and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and are generally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

 Corporate and Bank Obligations; Trust Preferred Securities; Convertible Securities. Certain Underlying Funds may invest in corporate debt obliga-tions, trust preferred securities and convertible securities. Corporate debt obligations include bonds, notes, debentures, commercial paper and other
 obligations of U.S. or for     -

                                                                      APPENDIX A

 eign corporations to pay interest and repay principal, and include securi-ties issued by banks and other financial institutions. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financ-ing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possi-ble financial difficulties of borrowers play an important part in the opera-tion of this industry. A trust preferred security is a long dated bond (for example, 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiat-ing a default event. The securities are generally senior in claim to stan-dard preferred stock but junior to other bondholders.

 Convertible securities are preferred stock or debt obligations that are con-vertible into common stock. Convertible securities generally offer lower interest or dividend yields than nonconvertible securities of similar quali-ty. Convertible securities in which an Underlying Fund invests are subject to the same rating criteria as its other investments in fixed-income securi-ties. Convertible securities have both equity and fixed-income risk charac-teristics. Like all fixed-income securities, the value of convertible secu-rities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the con-vertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income securi-ty, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

 Zero Coupon, Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds. Certain Underlying Funds may invest in zero coupon, deferred interest, pay-in-kind and capital appreciation bonds. These securities are issued at a discount from their face value because interest payments are typically post-poned until maturity. Pay-in-kind securities are securities that have inter-est payable by the delivery of additional securities.The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

 Rating Criteria. Except as noted below, the Underlying Equity Funds (other than the CORE Equity Funds, which may only invest in debt instruments that are cash equivalents) may invest in debt securities rated at least invest-ment grade at the time of investment. Investment grade debt securities are securities rated BBB or higher by Standard & Poor's or Baa or higher by Moody's. The Capital Growth, Small Cap Value, International Equity, Japanese Equity, European Equity, International Small Cap, Emerging Markets Equity, Asia Growth and Real Estate Securities Funds may invest up to 10%, 35%, 35%, 35%, 35%, 35%, 35%, 35% and 20%, respectively, of their total assets in debt securities which are rated in the lowest rating categories by Standard & Poor's or Moody's (i.e., BB or lower by Standard & Poor's or Ba or lower by Moody's), including securities rated D by Moody's or Standard & Poor's. The Mid Cap Value Fund may invest up to 10% of its total assets in below invest-ment grade debt securities rated B or higher by Standard & Poor's or Moody's. Fixed-income securities rated BB or Ba or below (or comparable unrated securities) are commonly referred to as "junk bonds," are considered predominately speculative and may be questionable as to principal and inter-est payments as described above.

 Structured Securities and Inverse Floaters. Certain Underlying Funds may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific curren-cies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Ref-erence. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a mul-tiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than other types of securities, and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

 Structured securities include, but are not limited to, inverse floating rate debt securities ("inverse floaters"). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the vola-tility of its market value.

                                                                      APPENDIX A

 Foreign Currency Transactions. Certain Underlying Funds may, to the extent consistent with their investment policies, purchase or sell foreign curren-cies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Certain Underlying Funds may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Underlying Funds may also enter into such trans-actions to seek to increase total return, which is considered a speculative practice.

 Underlying Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denomi-nated or quoted if the investment adviser determines that there is a pattern of correlation between the two currencies. An Underlying Fund may hold for-eign currency received in connection with investments in foreign securities when, in the judgment of the investment adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the invest-ment adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

 Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, an Underlying Fund's NAV to fluctu-ate. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

 The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obli-gations. Since these contracts are not guaranteed by an exchange or clear-inghouse, a default on a contract would deprive an Underlying Fund of unrealized profits, transaction costs, or the benefits of a currency hedge, or could force the Underlying Fund to cover its purchase or sale commit-ments, if any, at the current market price.

 Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument dur-ing the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Underlying Fund may write (sell) covered call and put options and purchase put and call options on any securities in which it may invest or on any securities index com-prised of securities in which it may invest. An

 Underlying Fund may also, to the extent that it invests in foreign securi-ties, purchase and sell (write) put and call options on foreign currencies.

 The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is con-sidered a speculative activity). The successful use of options depends in part on the ability of an investment adviser to manage future price fluctua-tions and the degree of correlation between the options and securities (or currency) markets. If an investment adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in an Underlying Fund's investment portfolio, the Underlying Fund may incur losses that it would not otherwise incur. The use of options can also increase an Underlying Fund's transaction costs. Options written or purchased by the Underlying Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

 Yield Curve Options. Certain Underlying Funds may enter into options on the yield "spread" or differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of desig-nated securities rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profit-able to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

 The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

 Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or pur-chase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on various securities (such as U.S. Government Securities), foreign currencies, securities indices and other financial instruments and indices. Certain Underlying Funds may engage in futures transactions on both U.S. and foreign exchanges.

                                                                      APPENDIX A

 Certain Underlying Funds may purchase and sell futures contracts, and pur-chase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or to the extent an Underlying Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term struc-ture, sector selection and duration in accordance with its investment objec-tives and policies. An Underlying Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. An Under-lying Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permit-ted by such regulations. An Underlying Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Underlying Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Underlying Fund's net assets.

 Futures contracts and related options present the following risks:
 .While an Underlying Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or cur-rency exchange rates may result in a poorer overall performance than if the Underlying Fund had not entered into any futures contracts or options transactions.
 .Because perfect correlation between a futures position and portfolio posi-tion that is intended to be protected is impossible to achieve, the desired protection may not be obtained and an Underlying Fund may be exposed to additional risk of loss.
 .The loss incurred by an Underlying Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
 .Futures markets are highly volatile and the use of futures may increase the volatility of an Underlying Fund's NAV.
 .As a result of the low margin deposits normally required in futures trad-ing, a relatively small price movement in a futures contract may result in substantial losses to an Underlying Fund.
 .Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
 .Foreign exchanges may not provide the same protection as U.S. exchanges.

 Preferred Stock, Warrants and Rights. Certain Underlying Funds may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earn-ings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

 Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

 Loan Participations. Certain Underlying Funds may invest in loan participa-tions. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. Loan participation interests may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participa-tion in the seller's share of the loan. When the Underlying Fund acts as co-lender in connection with a participation interest or when it acquires cer-tain participation interests, the Underlying Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Underlying Fund lacks direct recourse, it will look to an agent for the lenders (the "agent lender") to enforce appro-priate credit remedies against the borrower. In these cases, the Underlying Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Underlying Fund had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the Underlying Fund may be regarded as a creditor of the agent lender (rather than of the underlying corporate borrower), so that the Underlying Fund may also be subject to the risk that the agent lender may become insolvent.

 Real Estate Investment Trusts ("REITs"). The Real Estate Securities Fund expects to invest a substantial portion of its total assets in REITs, which are pooled investment vehicles that invest primarily in either real estate or real estate related loans. In addition, other Underlying Equity Funds may invest in REITs from time to time. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mort-gage loans held by the REIT. REITs are dependent upon the ability of the REITs' managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable federal income tax treatment. REITs are also sub-ject to risks generally associated with investments in

                                                                      APPENDIX A

 real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in inter-est rates. To the extent that assets underlying a REIT are concentrated geo-graphically, by property type or in certain other respects, these risks may be heightened. Each Underlying Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

 Other Investment Companies. Certain Underlying Funds may invest in securi-ties of other investment companies (including SPDRs and WEBS, as described below and other exchange-traded funds) subject to statutory limitations. These limitations include a prohibition on any Underlying Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of an Underlying Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. An Underlying Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Exchange-traded funds such as SPDRs and WEBS are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ National Market System.

 .Standard and Poor's Depository Receipts. The Underlying Equity Funds may, consistent with their investment policies, purchase Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are securities traded on the American Stock Exchange (the "AMEX") that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of com-mon stocks that is intended to track the price performance and dividend yield of the S&P 500. SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500.

 .World Equity Benchmark Shares. World Equity Benchmark Shares ("WEBS") are shares of an investment company that invests substantially all of its assets in securities included in the MSCI indices for specified countries. WEBS are listed on the AMEX and were initially offered to the public in 1996. The market prices of WEBS are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of WEBS on the AMEX. To date, WEBS have traded at relatively modest discounts and premiums to their NAVs. However, WEBS have a limited operat-ing history and information is lacking regarding the actual performance and trading liquidity of WEBS for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of WEBS will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting WEBS should occur in the future, the liquidity and value of an Underlying Equity Fund's shares could also be substantially and adversely affected. If such disruptions were to occur, an Underlying Equity Fund could be required to reconsider the use of WEBS as part of its investment strategy.

 Unseasoned Companies. Certain Underlying Funds may invest in companies (in-cluding predecessors) which have operated less than three years. The securi-ties of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

 Non-Investment Grade Fixed-Income Securities. Non-investment grade fixed-income securities and unrated securities of comparable credit quality (com-monly known as "junk bonds") are considered predominantly speculative by traditional investment standards. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed-income securities are subject to the increased risk of an issuer's inability to meet principal and interest obli-gations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific corpo-rate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

 Non-investment grade fixed-income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by an Underlying Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by an Underlying Fund of its initial investment and any anticipated income or appreciation is uncertain.

 Equity Swaps. Each Underlying Equity Fund may invest up to 15% of its net assets in equity swaps. Equity swaps allow the parties to a swap agreement to exchange dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

 An equity swap may be used by an Underlying Fund to invest in a market with-out owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise impractical. Equity

                                                                      APPENDIX A

 swaps are derivatives and their value can be very volatile. To the extent that an investment adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, an Underlying Fund may suffer a loss. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, an Underlying Fund may suffer a loss if the counterparty defaults.

 When-Issued Securities and Forward Commitments. Each Underlying Fund may purchase when-issued securities and enter into forward commitments. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is con-sidered to be an advantageous price and yield to the Underlying Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

 The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although an Underlying Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, an Underlying Fund may dispose of when-issued securities or forward commitments prior to settlement if its investment adviser deems it appropriate.

 Repurchase Agreements. Repurchase agreements involve the purchase of securi-ties subject to the seller's agreement to repurchase them at a mutually agreed upon date and price. The Underlying Funds may enter into repurchase agreements with dealers in U.S. Government Securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. Some Under-lying Funds may also enter into repurchase agreements involving certain for-eign government securities.

 If the other party or "seller" defaults, an Underlying Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securi-ties and other collateral held by the Underlying Fund are less than the repurchase price and the Underlying Fund's costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bank-ruptcy of the seller, an Underlying Fund could suffer additional losses if a court determines that the Underlying Fund's interest in the collateral is not enforceable.

 In evaluating whether to enter into a repurchase agreement, an investment adviser will carefully consider the creditworthiness of the seller. Certain Underlying Funds, together with other registered investment companies having advisory agreements with the investment adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agree-ments.

 Lending of Portfolio Securities. Each Underlying Fund may engage in securi-ties lending. Securities lending involves the lending of securities owned by an Underlying Fund to financial institutions such as certain broker-dealers. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. Government Securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. To the extent that cash col-lateral is invested in other investment securities, such collateral will be subject to market depreciation or appreciation, and an Underlying Fund will be responsible for any loss that might result from its investment of the borrowers' collateral. If an investment adviser determines to make securi-ties loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of an Underlying Fund (including the loan collat-eral).

 An Underlying Fund may lend its securities to increase its income. An Under-lying Fund may, however, experience delay in the recovery of its securities or a capital loss if the institution with which it has engaged in a portfo-lio loan transaction breaches its agreement with the Underlying Fund.

 Short Sales Against-the-Box. Certain Underlying Funds may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Underlying Fund will own an equal amount of secu-rities sold short, or securities convertible into or exchangeable for, with-out the payment of any further consideration, an equal amount of the securi-ties of the same issuer as the securities sold short.

 Mortgage Dollar Rolls. Certain Underlying Funds may enter into "mortgage dollar rolls." In mortgage dollar rolls, an Underlying Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Underlying Fund loses the right to receive principal and interest paid on the securities sold. However, the Underlying Fund bene-fits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the secu-rities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments

                                                                      APPENDIX A

 that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Underlying Fund's performance.

 Successful use of mortgage dollar rolls depends upon an investment adviser's ability to predict correctly interest rates and mortgage prepayments. If the investment adviser is incorrect in its prediction, an Underlying Fund may experience a loss. For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions: one involving the pur-chase of a security and a separate transaction involving a sale. The Under-lying Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing and do not treat them as borrowings.

 Borrowings and Reverse Repurchase Agreements. Each Underlying Fund can bor-row money from banks, and certain Underlying Funds may enter into reverse repurchase agreements with banks and other financial institutions in amounts not exceeding one-third of its total assets. An Underlying Fund may not make additional investments if borrowings exceed 5% of its total assets. Reverse repurchase agreements involve the sale of securities held by an Underlying Fund subject to the Underlying Fund's agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agreements may also be entered into when the investment adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by an Underlying Fund decline in value while these transactions are outstanding, the NAV of the Underlying Fund's outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that any interest income earned by an Underlying Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by an Underlying Fund will decline below the price the Underlying Fund is obli-gated to pay to repurchase the securities, and that the securities may not be returned to the Underlying Fund.

 Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps and Inter-est Rate Caps, Floors and Collars. To the extent consistent with their investment policies, the Underlying Funds may enter into interest rate swaps, mortgage swaps, credit swaps, currency swaps and interest rate caps, floors and collars. Interest rate swaps involve the exchange by an Under-lying Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a ref-erence pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transac-tion the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occur-rence of specified credit events. Currency swaps involve the exchange of the parties' respective rights to make or receive payments in specified curren-cies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor enti-tles the purchaser, to the extent that a specified index falls below a pre-determined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

 An Underlying Fund may enter into swap transactions for hedging purposes or to seek to increase total return. The use of interest rate, mortgage, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transac-tions. If an investment adviser is incorrect in its forecasts of market val-ues, interest rates and currency exchange rates, the investment performance of an Underlying Fund would be less favorable than it would have been if these investment techniques were not used.

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Appendix B

Financial Highlights

 The financial highlights tables are intended to help you understand a Port-folio's financial performance for the past five years (or less if the Port-folio has been in operation for less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with a Portfolio's financial statements, is included in the Portfolio's annual report (available upon request without charge).

 CONSERVATIVE STRATEGY PORTFOLIO



                                                     Income from
                                               investment operations/a/
                                              -------------------------
                                    Net asset
                                     value,      Net      Net realized
                                    beginning investment and unrealized
                                    of period   income       gain
-----------------------------------------------------------------------
For The Period Ended December 31,e
1999 - Class A Shares                $10.00     $0.36        $0.18
1999 - Class B Shares                 10.00      0.30         0.19
1999 - Class C Shares                 10.00      0.29         0.18
1999 - Institutional Shares           10.00      0.40f        0.20f
1999 - Service Shares                 10.00      0.53         0.02
-----------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if sales or redemption charges were taken into account.

c Annualized.

d Not annualized.

e Class A, Class B, Class C, Institutional and Service Share activity commenced on February 8, 1999.

f Calculated based on the average shares outstanding methodology.

                                                                      APPENDIX B







     Distributions to shareholders
  --------------------------------------
               In excess                                                  Net assets   Ratio of
   From net      of net                 Net increase Net asset            at end of  net expenses
  investment   investment   From net    in net asset value, end   Total     period    to average
    income       income   realized gain    value     of period  returnb,d (in 000s)  net assetsc
-------------------------------------------------------------------------------------------------
    $(0.36)      $(0.01)      $ --         $0.17       $10.17     5.52%    $ 1,697       0.59%
     (0.30)       (0.01)        --          0.18        10.18     4.92      10,451       1.34
     (0.29)       (0.01)        --          0.17        10.17     4.79       2,417       1.34
     (0.40)       (0.02)        --          0.18        10.18     6.04           6       0.19
     (0.37)          --         --          0.18        10.18     5.56          14       0.69
-------------------------------------------------------------------------------------------------

                                             Ratios assuming
                                           no voluntary waiver
                                      of fees or expense limitations
                                      ------------------------------------
                          Ratio of
                       net investment   Ratio of              Ratio of
                           income      expenses to         net investment       Portfolio
                         to average      average          loss to average       turnover
                        net assets/c/  net assets/c/        net  assets/c/        rate/d/
-----------------------------------------------------------------------------------------
For The Period Ended
 December 31,e
1999 - Class A Shares       4.38%                  3.46%                 1.51%    62.99%
1999 - Class B Shares       3.74                   4.21                  0.87     62.99
1999 - Class C Shares       3.62                   4.21                  0.75     62.99
1999 - Institutional
 Shares                     4.43                   3.06                  1.56     62.99
1999 - Service Shares       2.39                   3.56                 (0.48)    62.99
-----------------------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if sales or redemption charges were taken into account.

c Annualized.

d Not annualized.

e Class A, Class B, Class C, Institutional and Service Share activity commenced on February 8, 1999.

f Calculated based on the average shares outstanding methodology.

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 BALANCED STRATEGY PORTFOLIO



                                                     Income from
                                               investment operationsa
                                              -------------------------

                                    Net asset
                                     value,      Net      Net realized
                                    beginning investment and unrealized
                                    of period   income       gain
-----------------------------------------------------------------------
For The Year Ended December 31,
1999 - Class A Shares                $10.31     $0.34        $0.73
1999 - Class B Shares                 10.31      0.26         0.72
1999 - Class C Shares                 10.32      0.27         0.71
1999 - Institutional Shares           10.32      0.37         0.74
1999 - Service Shares                 10.31      0.33         0.73
-----------------------------------------------------------------------
For The Period Ended December 31,e
1998 - Class A Shares                 10.00      0.25         0.38
1998 - Class B Shares                 10.00      0.19         0.38
1998 - Class C Shares                 10.00      0.19         0.39
1998 - Institutional Shares           10.00      0.30         0.39
1998 - Service Shares                 10.00      0.25         0.37
-----------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if sales or redemption charges were taken into account.

c Annualized.

d Not annualized.

e Class A, Class B, Class C, Institutional and Service Share activity commenced on January 2, 1998.

                                                                      APPENDIX B






     Distributions to shareholders
  --------------------------------------
               In excess                                                  Net assets   Ratio of
   From net      of net                 Net increase Net asset            at end of  net expenses
  investment   investment   From net    in net asset value, end  Total      period    to average
    income       income   realized gain    value     of period  return/b/ (in 000s)   net assets
------------------------------------------------------------------------------------------------
    $(0.34)      $(0.05)     $   --        $0.68       $10.99    10.58%    $39,774       0.59%
     (0.26)       (0.05)         --         0.67        10.98     9.66      32,932       1.34
     (0.27)       (0.04)         --         0.67        10.99     9.63      23,354       1.34
     (0.37)       (0.07)         --         0.67        10.99    10.92       1,753       0.19
     (0.33)       (0.05)         --         0.68        10.99    10.47         419       0.69
-----------------------------------------------------------------------------------------------
     (0.25)       (0.03)      (0.04)        0.31        10.31     6.38d     40,237       0.60c
     (0.19)       (0.03)      (0.04)        0.31        10.31     5.75d     33,763       1.30c
     (0.19)       (0.03)      (0.04)        0.32        10.32     5.83d     24,195       1.30c
     (0.30)       (0.03)      (0.04)        0.32        10.32     6.99d        205       0.24c
     (0.25)       (0.02)      (0.04)        0.31        10.31     6.30d        456       0.74c
-----------------------------------------------------------------------------------------------

                                             Ratios assuming
                                           no voluntary waiver
                                      of fees or expense limitations
                                      -------------------------------------
                          Ratio of                             Ratio of
                       net investment   Ratio of            net investment
                           income      expenses to            income to          Portfolio
                         to average      average               average           turnover
                         net assets    net assets            net  assets           rate
------------------------------------------------------------------------------------------
For The Year Ended
 December 31,
1999 - Class A Shares       3.17%                   1.05%                  2.71%   51.24%
1999 - Class B Shares       2.42                    1.80                   1.96    51.24
1999 - Class C Shares       2.40                    1.80                   1.94    51.24
1999 - Institutional
 Shares                     3.93                    0.65                   3.47    51.24
1999 - Service Shares       3.04                    1.15                   2.58    51.24
------------------------------------------------------------------------------------------
For The Period Ended
 December 31,e
1998 - Class A Shares       3.03c                   1.46c                  2.17c   50.84d
1998 - Class B Shares       2.38c                   2.08c                  1.60c   50.84d
1998 - Class C Shares       2.34c                   2.08c                  1.56c   50.84d
1998 - Institutional
 Shares                     3.55c                   1.02c                  2.77c   50.84d
1998 - Service Shares       2.90c                   1.52c                  2.12c   50.84d
------------------------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if sales or redemption charges were taken into account.

c Annualized.

d Not annualized.

e Class A, Class B, Class C, Institutional and Service Share activity commenced on January 2, 1998.

                      [This page intentionally left blank]

 GROWTH AND INCOME STRATEGY PORTFOLIO



                                                     Income from
                                               investment operationsa
                                              -------------------------

                                    Net asset
                                     value,      Net      Net realized
                                    beginning investment and unrealized
                                    of period   income       gain
-----------------------------------------------------------------------
For The Year Ended December 31,
1999 - Class A Shares                $10.38     $0.22        $1.40
1999 - Class B Shares                 10.36      0.14         1.40
1999 - Class C Shares                 10.36      0.14         1.40
1999 - Institutional Shares           10.39      0.27         1.39
1999 - Service Shares                 10.37      0.20         1.40
-----------------------------------------------------------------------
For The Period Ended December 31,e
1998 - Class A Shares                 10.00      0.18         0.47
1998 - Class B Shares                 10.00      0.12         0.46
1998 - Class C Shares                 10.00      0.12         0.46
1998 - Institutional Shares           10.00      0.20         0.49
1998 - Service Shares                 10.00      0.16         0.48
-----------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if sales or redemption charges were taken into account.

c Annualized.

d Not annualized.

e Class A, Class B, Class C, Institutional and Service Share activity commenced on January 2, 1998.

                                                                      APPENDIX B






     Distributions to shareholders
  --------------------------------------
               In excess                                                  Net assets   Ratio of
   From net      of net                 Net increase Net asset            at end of  net expenses
  investment   investment   From net    in net asset value, end  Total      period    to average
    income       income   realized gain    value     of period  return/b/ (in 000s)   net assets
-------------------------------------------------------------------------------------------------
    $(0.22)      $(0.06)     $(0.01)       $1.33       $11.71    15.79%    $195,153      0.59%
     (0.14)       (0.06)      (0.01)        1.33        11.69    14.95      143,686      1.34
     (0.14)       (0.06)      (0.01)        1.33        11.69    14.94       95,523      1.34
     (0.27)       (0.06)      (0.01)        1.32        11.71    16.14       29,200      0.19
     (0.20)       (0.07)      (0.01)        1.32        11.69    15.60        1,856      0.69
-----------------------------------------------------------------------------------------------
     (0.18)       (0.04)      (0.05)        0.38        10.38     6.55d     181,441      0.60c
     (0.12)       (0.05)      (0.05)        0.36        10.36     5.82d     138,914      1.30c
     (0.12)       (0.05)      (0.05)        0.36        10.36     5.80d     100,711      1.30c
     (0.20)       (0.05)      (0.05)        0.39        10.39     6.96d       9,030      0.23c
     (0.16)       (0.06)      (0.05)        0.37        10.37     6.43d       1,354      0.73c
-----------------------------------------------------------------------------------------------

                                             Ratios assuming
                                           no voluntary waiver
                                      of fees or expense limitations
                                      -------------------------------------
                          Ratio of                             Ratio of
                       net investment   Ratio of            net investment
                           income      expenses to            income to          Portfolio
                         to average      average               average           turnover
                         net assets    net assets            net  assets           rate
------------------------------------------------------------------------------------------
For The Year Ended
 December 31,
1999 - Class A Shares       2.00%                   0.85%                  1.74%   49.06%
1999 - Class B Shares       1.24                    1.60                   0.98    49.06
1999 - Class C Shares       1.23                    1.60                   0.97    49.06
1999 - Institutional
 Shares                     2.53                    0.45                   2.27    49.06
1999 - Service Shares       1.91                    0.95                   1.65    49.06
------------------------------------------------------------------------------------------
For The Period Ended
 December 31,e
1998 - Class A Shares       2.37c                   1.05c                  1.92c   41.91d
1998 - Class B Shares       1.72c                   1.68c                  1.34c   41.91d
1998 - Class C Shares       1.68c                   1.68c                  1.30c   41.91d
1998 - Institutional
 Shares                     2.97c                   0.61c                  2.59c   41.91d
1998 - Service Shares       2.28c                   1.11c                  1.90c   41.91d
------------------------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if sales or redemption charges were taken into account.

c Annualized.

d Not annualized.

e Class A, Class B, Class C, Institutional and Service Share activity commenced on January 2, 1998.

                      [This page intentionally left blank]

 GROWTH STRATEGY PORTFOLIO



                                                     Income from
                                               investment operationsa
                                              -------------------------

                                    Net asset
                                     value,      Net      Net realized
                                    beginning investment and unrealized
                                    of period   income       gain
-----------------------------------------------------------------------
For The Year Ended December 31,
1999 - Class A Shares                $10.29     $0.11        $2.03
1999 - Class B Shares                 10.28      0.02         2.02
1999 - Class C Shares                 10.28      0.02         2.03
1999 - Institutional Shares           10.29      0.13         2.05
1999 - Service Shares                 10.29      0.09         2.03
-----------------------------------------------------------------------
For The Period Ended December 31,e
1998 - Class A Shares                 10.00      0.10         0.36
1998 - Class B Shares                 10.00      0.05         0.35
1998 - Class C Shares                 10.00      0.05         0.35
1998 - Institutional Shares           10.00      0.12         0.37
1998 - Service Shares                 10.00      0.09         0.35
-----------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if sales or redemption charges were taken into account.

c Annualized.

d Not annualized.

e Class A, Class B, Class C, Institutional and Service Share activity commenced on January 2, 1998.

                                                                      APPENDIX B






     Distributions to shareholders
  --------------------------------------
               In excess                                                  Net assets   Ratio of
   From net      of net                 Net increase Net asset            at end of  net expenses
  investment   investment   From net    in net asset value, end  Total      period    to average
    income       income   realized gain    value     of period  return/b/ (in 000s)   net assets
-----------------------------------------------------------------------------------------------
    $(0.11)      $(0.08)     $   --        $1.95       $12.24    20.85%    $130,322      0.59%
     (0.02)       (0.09)         --         1.93        12.21    19.87      121,937      1.34
     (0.02)       (0.09)         --         1.94        12.22    19.96       70,127      1.34
     (0.13)       (0.11)         --         1.94        12.23    21.24        5,891      0.19
     (0.09)       (0.10)         --         1.93        12.22    20.62          735      0.69
-----------------------------------------------------------------------------------------------
     (0.10)       (0.02)      (0.05)        0.29        10.29     4.62d     128,832      0.60c
     (0.05)       (0.02)      (0.05)        0.28        10.28     3.98d     109,246      1.30c
     (0.05)       (0.02)      (0.05)        0.28        10.28     3.96d      63,925      1.30c
     (0.12)       (0.03)      (0.05)        0.29        10.29     4.92d       2,205      0.23c
     (0.09)       (0.01)      (0.05)        0.29        10.29     4.45d         378      0.73c
-----------------------------------------------------------------------------------------------

                                             Ratios assuming
                                           no voluntary waiver
                                      of fees or expense limitations
                                      ------------------------------------
                          Ratio of                            Ratio of
                       net investment   Ratio of           net investment
                           income      expenses to           income to          Portfolio
                         to average      average              average           turnover
                         net assets    net assets            net assets           rate
-----------------------------------------------------------------------------------------
For The Year Ended
 December 31,
1999 - Class A Shares       0.90%                  0.87%                 0.62%    49.52%
1999 - Class B Shares       0.17                   1.62                 (0.11)    49.52
1999 - Class C Shares       0.16                   1.62                 (0.12)    49.52
1999 - Institutional
 Shares                     1.40                   0.47                  1.12     49.52
1999 - Service Shares       0.87                   0.97                  0.59     49.52
-----------------------------------------------------------------------------------------
For The Period Ended
 December 31,e
1998 - Class A Shares       1.50c                  1.15c                 0.95c    38.43d
1998 - Class B Shares       0.83c                  1.78c                 0.35c    38.43d
1998 - Class C Shares       0.79c                  1.78c                 0.31c    38.43d
1998 - Institutional
 Shares                     2.88c                  0.71c                 2.40c    38.43d
1998 - Service Shares       1.63c                  1.21c                 1.15c    38.43d
-----------------------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if sales or redemption charges were taken into account.

c Annualized.

d Not annualized.

e Class A, Class B, Class C, Institutional and Service Share activity commenced on January 2, 1998.

                      [This page intentionally left blank]

 AGGRESSIVE GROWTH STRATEGY PORTFOLIO



                                                   Income (loss) from
                                                 investment operations/a/
                                              ----------------------------

                                    Net asset
                                     value,        Net       Net realized
                                    beginning  investment   and unrealized
                                    of period income (loss)     gain
--------------------------------------------------------------------------
For The Year Ended December 31,
1999 - Class A Shares                $10.16       $0.02         $2.56
1999 - Class B Shares                 10.14       (0.07)         2.54
1999 - Class C Shares                 10.15       (0.06)         2.53
1999 - Institutional Shares           10.16        0.06          2.55
1999 - Service Shares                 10.15          --          2.55
--------------------------------------------------------------------------
For The Period Ended December 31,e
1998 - Class A Shares                 10.00        0.05          0.20
1998 - Class B Shares                 10.00        0.01          0.18
1998 - Class C Shares                 10.00        0.01          0.19
1998 - Institutional Shares           10.00        0.07          0.20
1998 - Service Shares                 10.00        0.04          0.21
--------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if sales or redemption charges were taken into account.

c Annualized.

d Not annualized.

e Class A, Class B, Class C, Institutional and Service Share activity commenced on January 2, 1998.

                                                                      APPENDIX B






     Distributions to shareholders
  --------------------------------------
               In excess                                                  Net assets   Ratio of
   From net      of net                 Net increase Net asset            at end of  net expenses
  investment   investment   From net    in net asset value, end  Total      period    to average
    income       income   realized gain    value     of period  return/b/ (in 000s)   net assets
-----------------------------------------------------------------------------------------------
    $(0.02)      $(0.11)     $   --        $2.45       $12.61    25.39%    $58,387       0.59%
        --        (0.04)         --         2.43        12.57    24.41      47,462       1.34
        --        (0.05)         --         2.42        12.57    24.35      28,573       1.34
     (0.06)       (0.11)         --         2.44        12.60    25.74       3,570       0.19
        --        (0.11)         --         2.44        12.59    25.17         137       0.69
-----------------------------------------------------------------------------------------------
     (0.05)          --       (0.04)        0.16        10.16     2.57d     47,135       0.60c
     (0.01)          --       (0.04)        0.14        10.14     1.93d     41,204       1.30c
     (0.01)          --       (0.04)        0.15        10.15     2.04d     21,726       1.30c
     (0.07)          --       (0.04)        0.16        10.16     2.80d        124       0.24c
     (0.04)       (0.02)      (0.04)        0.15        10.15     2.54d        121       0.74c
-----------------------------------------------------------------------------------------------

                                             Ratios assuming
                                           no voluntary waiver
                                      of fees or expense limitations
                                      ------------------------------------
                          Ratio of                            Ratio of
                       net investment   Ratio of           net investment
                           income      expenses to           income to           Portfolio
                         to average      average              average            turnover
                         net assets    net assets           net  assets            rate
------------------------------------------------------------------------------------------
For The Year Ended
 December 31,
1999 - Class A Shares       0.12%                  1.00%                (0.29)%    47.34%
1999 - Class B Shares      (0.63)                  1.75                 (1.04)     47.34
1999 - Class C Shares      (0.61)                  1.75                 (1.02)     47.34
1999 - Institutional
 Shares                     0.66                   0.60                  0.25      47.34
1999 - Service Shares       0.00                   1.10                 (0.41)     47.34
------------------------------------------------------------------------------------------
For The Period Ended
 December 31,e
1998 - Class A Shares       0.91c                  1.42c                 0.09c     26.27d
1998 - Class B Shares       0.14c                  2.05c                (0.61)c    26.27d
1998 - Class C Shares       0.16c                  2.05c                (0.59)c    26.27d
1998 - Institutional
 Shares                     8.17c                  0.99c                 7.42c     26.27d
1998 - Service Shares       0.76c                  1.49c                 0.01c     26.27d
------------------------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if sales or redemption charges were taken into account.

c Annualized.

d Not annualized.

e Class A, Class B, Class C, Institutional and Service Share activity commenced on January 2, 1998.

Index

   1 General Investment
     Management Approach
   3 Portfolio Investment
     Objectives and Strategies
       3 Goldman Sachs Conservative
         Strategy Portfolio
       4 Goldman Sachs Balanced
         Strategy Portfolio
       5 Goldman Sachs Growth and
         Income Strategy Portfolio
       6 Goldman Sachs Growth
         Strategy Portfolio
       7 Goldman Sachs Aggressive
         Growth Strategy Portfolio
   8 Principal Investment
     Strategies
  10 Principal Risks of the
     Portfolios
  12 Description of the
     Underlying Funds

  18 Principal Risks of the
     Underlying Funds
  22 Portfolio Performance
  28 Portfolio Fees and
     Expenses
  32 Service Providers
  38 Dividends
  39 Shareholder Guide
      39 How To Buy Shares
      42 How To Sell Shares
  46 Taxation
  48 Appendix A
     Additional Information
     on the Underlying Funds
  74 Appendix B
     Financial Highlights

Asset Allocation Portfolios Prospectus (Service Shares)

 FOR MORE INFORMATION

 Annual/Semi-annual Report

 Additional information about the Portfolios' investments is available in the Portfolios' annual and semi-annual reports to shareholders. In the Portfo-lios' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affect the Portfolios' perfor-mance during the last fiscal year.

 Statement of Additional Information

 Additional information about the Portfolios and their policies is also available in the Portfolios' Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

 The Portfolios' annual and semi-annual reports, and the Additional State-ment, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

 To obtain other information and for shareholder inquiries:
 By telephone - Call 1-800-621-2550
 By mail - Goldman Sachs Funds, 4900 Sears Tower - 60th Floor, Chicago, IL 60606-6372
 By e-mail - gs-funds@gs.com
 On the Internet - Text-only versions of the Portfolios' documents are located online and may be downloaded from:

    SEC EDGAR database - http://www.sec.gov

 You may review and obtain copies of Portfolio documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Portfolio documents, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

                            [LOGO OF GOLDMAN SACHS]

      The Portfolios' investment company registration number is 811-5349.

             CORE (SM) is a service mark of Goldman, Sachs & Co.

AAPROSVC

  Prospectus

Class A, B
and C Shares

May 1, 2000

 . Goldman Sachs
  Conservative
  Strategy
  Portfolio

 . Goldman Sachs
  Balanced
  Strategy
  Portfolio

 . Goldman Sachs
  Growth and
  Income
  Strategy
  Portfolio

 . Goldman Sachs
  Growth
  Strategy
  Portfolio

 . Goldman Sachs
  Aggressive
  Growth
  Strategy
  Portfolio


   GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS

[GRAPHIC]


  THE SECURITIES AND EXCHANGE COMMISSION HAS
  NOT APPROVED OR DISAPPROVED THESE
  SECURITIES OR PASSED UPON THE ADEQUACY OF
  THIS PROSPECTUS. ANY REPRESENTATION TO THE
  CONTRARY IS A CRIMINAL OFFENSE.

  AN INVESTMENT IN A FUND IS NOT A BANK
  DEPOSIT AND IS NOT INSURED BY THE FEDERAL
  DEPOSIT INSURANCE CORPORATION OR ANY OTHER
  GOVERNMENT AGENCY. AN INVESTMENT IN A FUND
  INVOLVES INVESTMENT RISKS, INCLUDING
  POSSIBLE LOSS OF PRINCIPAL.

[LOGO OF GOLDMAN SACHS]

NOT FDIC-INSURED                 May Lose Value    No Bank Guarantee

General Investment
Management Approach

 Goldman Sachs Asset Management, a unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser (the "Investment Adviser") to five asset allocation portfolios: the Conservative Strategy Portfolio, Balanced Strategy Portfolio, Growth and Income Strategy Portfolio, Growth Strategy Portfolio and Aggressive Growth Strategy Portfo-lio (referred to as the "Portfolios" or the "Funds" interchangeably herein). The Portfolios are intended for investors who prefer to have their asset allocation decisions made by professional money managers. Each Portfolio seeks to achieve its objectives by investing in a combination of underlying funds for which Goldman Sachs now or in the future acts as investment adviser or principal underwriter (the "Underlying Funds"). Some of these Underlying Funds invest primarily in fixed-income or money market securities (the "Underlying Fixed-Income Funds") and other Underlying Funds invest pri-marily in equity securities (the "Underlying Equity Funds"). An investor may choose to invest in one or more of the Portfolios based on individual investment goals, risk tolerance, and financial circumstances.

 The investment objectives and policies of the Portfolios are similar to the investment objectives and policies of other mutual funds that the Investment Adviser manages. Although the objectives and policies may be similar, the investment results of the Portfolios may be higher or lower than the results of such other mutual funds. The Investment Adviser cannot guarantee, and makes no representation, that the investment results of similar funds will be comparable even though the funds have the same Investment Adviser.

 Goldman Sachs' Asset Allocation Investment Philosophy:

 The Investment Adviser's Quantitative Strategies Group uses disciplined quantitative models to determine the relative attractiveness of the world's stock, bond and currency markets. These models use financial and economic variables to capture fundamental relationships that the Quantitative Strate-gies Group believes make sense. While the Investment Adviser's process is rigorous and quantitative, it also incorporates clear economic reasoning behind each recommendation.

 The Asset Allocation Investment Process involves investing a Portfolio's assets in other Goldman Sachs Funds within specified equity and fixed-income percentage ranges.

--------------------------------------------------------------------------------

 Each Portfolio starts with a strategic allocation among the various asset classes. The Investment Adviser then tactically deviates from the strategic allocations based on forecasts provided by the models. The tactical process seeks to add value by overweighting attractive markets and underweighting unattractive markets. Greater deviations from the strategic allocation of a given Portfolio result in higher risk that the tactical allocation will underperform the strategic allocation. However, the Investment Adviser's risk control process balances the amount any asset class can be overweighted in seeking to achieve higher expected returns against the amount of risk imposed by that deviation from the strategic allocation. The Investment Adviser employs Goldman Sachs' proprietary Black-Litterman asset allocation technique in an effort to optimally balance these two goals.

Portfolio Investment Objectives and Strategies

 Goldman Sachs Conservative Strategy Portfolio

   PORTFOLIO FACTS
--------------------------------------------------------------------------------

        Objective:  Current income, consistent with the preservation of capi-
                    tal and secondarily the potential for capital appreciation

 Investment Focus:
                    Primarily domestic fixed-income funds (approximately 80%) focusing on short-term investments and money market funds, with the balance in domestic stock funds and an allocation to a global bond fund

 Investment Style:  Asset Allocation


 INVESTMENT OBJECTIVE


 The Portfolio seeks current income, consistent with the preservation of cap-ital and secondarily also considers the potential for capital appreciation.

 PRINCIPAL INVESTMENT STRATEGY

 Under normal conditions, approximately 80% of the Portfolio's total assets will be allocated among Underlying Fixed-Income Funds, with a focus on short-term investments including money market funds. Allocation to Under-lying Equity Funds is intended to add diversification and enhance returns, but will also add some volatility. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its assets in the Global Income Fund, Financial Square Prime Obligations Fund and CORE/SM Large Cap Value Fund. It is expected that the Portfolio will invest more than 25% of its assets in the Short Duration Government Fund. The Portfolio may not invest in Underlying Equity Funds that invest principally in foreign equity securities.

Goldman Sachs Balanced Strategy Portfolio

    PORTFOLIO FACTS
--------------------------------------------------------------------------------

         Objective:   Current income and long-term capital appreciation


  Investment Focus:   Domestic fixed-income funds (approximately 60%), with
                      the remaining balance in domestic and international stock funds and an allocation to a global bond fund

  Investment Style:   Asset Allocation


 INVESTMENT OBJECTIVE


 The Portfolio seeks current income and long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGY

 Under normal conditions, approximately 60% of the Portfolio's total assets will be allocated among Underlying Fixed-Income Funds. Allocation to Under-lying Equity Funds is intended to add diversification and enhance returns, but will also add some volatility. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its equity allocation in the CORE/SM Large Cap Growth, CORE Large Cap Value and CORE/SM International Equity Funds and will invest a relatively significant percent-age of its assets in the Global Income Fund. It is expected that the Portfo-lio will invest more than 25% of its assets in the Short Duration Government Fund.

                                  PORTFOLIO INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Growth and Income Strategy Portfolio

    PORTFOLIO FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term capital appreciation and current income


  Investment Focus:   Domestic and international fixed-income and stock funds

  Investment Style:   Asset Allocation


 INVESTMENT OBJECTIVE


 The Portfolio seeks long-term capital appreciation and current income.

 PRINCIPAL INVESTMENT STRATEGY

 Under normal conditions, approximately 60% of the Portfolio's total assets will be allocated among Underlying Equity Funds, which are intended to pro-vide the capital appreciation component. Allocation to Underlying Fixed-Income Funds is intended to provide the income component. The Investment Adviser expects that the Portfolio will invest a relatively significant per-centage of its equity allocation in the CORE Large Cap Growth, CORE Large Cap Value and CORE International Equity Funds and will invest a relatively significant percentage of its assets in the Core Fixed Income and Global Income Funds.

Goldman Sachs Growth Strategy Portfolio

    PORTFOLIO FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term capital appreciation and secondarily current
                      income


  Investment Focus:   Primarily a blend of domestic large cap, small cap and
                      international stock funds (approximately 80%), with the balance in domestic fixed-income funds and a global bond fund

  Investment Style:   Asset Allocation


 INVESTMENT OBJECTIVE


 The Portfolio seeks long-term capital appreciation and secondarily current income.

 PRINCIPAL INVESTMENT STRATEGY


 Under normal conditions, approximately 80% of the Portfolio's total assets will be allocated among Underlying Equity Funds, with a blend of domestic large cap, small cap and international exposure to seek capital apprecia-tion. Allocation to Underlying Fixed-Income Funds is intended to provide diversification. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its equity allocation in the CORE Large Cap Growth, CORE Large Cap Value and CORE International Equity Funds.

                                  PORTFOLIO INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Aggressive Growth Strategy Portfolio

    PORTFOLIO FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term capital appreciation

  Investment Focus:   Equity funds, with a greater focus on international and
                      small cap investments

  Investment Style:   Asset Allocation


 INVESTMENT OBJECTIVE


 The Portfolio seeks long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGY


 Under normal conditions, substantially all of the Portfolio's total assets will be allocated among Underlying Equity Funds, with a greater focus on small cap and international investments. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its assets in the CORE Large Cap Growth, CORE Large Cap Value and CORE International Equity Funds.

Principal Investment Strategies

Each Portfolio seeks to achieve its investment objective by investing within specified equity and fixed-income ranges among Underlying Funds. The table below illustrates the current Underlying Equity/Fixed-Income Fund allocation targets and ranges for each Portfolio:

Equity/Fixed-Income Range (Percentage of Each Portfolio's Total Assets)


Portfolio                   Target  Range
-------------------------------------------
Conservative Strategy
Equity                       20%    0%-25%
Fixed-Income                 80%   75%-100%
-------------------------------------------
Balanced Strategy
Equity                       40%   20%-60%
Fixed-Income                 60%   40%-80%
-------------------------------------------
Growth and Income Strategy
Equity                       60%   40%-80%
Fixed-Income                 40%   20%-60%
-------------------------------------------
Growth Strategy
Equity                       80%   60%-100%
Fixed-Income                 20%    0%-40%
-------------------------------------------
Aggressive Growth Strategy
Equity                      100%   75%-100%
Fixed-Income                  0%    0%-25%
-------------------------------------------

A Portfolio will invest in particular Underlying Funds based on various crite-ria. Among other things, the Investment Adviser will analyze the Underlying Funds' respective investment objectives, policies and investment strategies in order to determine which Underlying Funds, in combination with other Underlying Funds, are appropriate in light of a Portfolio's investment objective.

A Portfolio may purchase or sell securities to: (a) accommodate purchases and sales of its shares; (b) change the percentages of its assets invested in each of the Underlying Funds in response to economic or market conditions; and (c) maintain or modify the allocation of its assets among the Underlying Funds within the percentage ranges described above.

                                                 PRINCIPAL INVESTMENT STRATEGIES


 While each Portfolio can invest in any or all of the Underlying Funds, it is expected that each Portfolio will normally invest in only some of the Under-lying Funds at any particular time. Each Portfolio's investment in any of the Underlying Funds may, and in some cases is expected to, exceed 25% of such Portfolio's total assets.

 THE PARTICULAR UNDERLYING FUNDS IN WHICH EACH PORTFOLIO MAY INVEST, THE EQUITY/FIXED-INCOME TARGETS AND RANGES AND THE INVESTMENTS IN EACH UNDER-LYING FUND MAY BE CHANGED FROM TIME TO TIME WITHOUT SHAREHOLDER APPROVAL.

 In addition, each Portfolio's investment objectives and all policies not specifically designated as fundamental in this Prospectus or the Statement of Additional Information (the "Additional Statement") are non-fundamental and may be changed without shareholder approval. If there is a change in a Portfolio's investment objective, you should consider whether that Portfolio remains an appropriate investment in light of your then current financial position and needs.

Principal Risks of the Portfolios

Loss of money is a risk of investing in each Portfolio. An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. While the Portfolios offer a greater level of diversification than many other types of mutual funds, a single Portfolio may not provide a complete investment pro-gram for an investor. The following summarizes important risks that apply to the Portfolios and may result in a loss of your investment. There can be no assurance that a Portfolio will achieve its investment objective.

 .Investing in the Underlying Funds--The investments of each Portfolio are concentrated in the Underlying Funds, and each Portfolio's investment performance is directly related to the investment performance of the Underlying Funds held by it. The ability of each Portfolio to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds by the Investment Adviser. The value of the Underlying Funds' investments, and the net asset values ("NAV") of the shares of both the Portfolios and the Underlying Funds, will fluctuate in response to various market and economic factors related to the equity and fixed-income markets, as well as the financial condition and prospects of issuers in which the Underlying Funds invest. There can be no assurance that the investment objective of any Portfolio or any Underlying Fund will be achieved. .Investments of the Underlying Funds--Because the Portfolios invest in the Underlying Funds, the Portfolios' shareholders will be affected by the investment policies of the Underlying Funds in direct proportion to the amount of assets the Portfolios allocate to those Funds. Each Portfolio may invest in Underlying Funds that in turn invest in small capitalization companies and foreign issuers and thus are subject to additional risks, including changes in foreign currency exchange rates and political risk. Foreign investments may include securities of issuers located in emerging countries in Asia, Latin America, Eastern Europe and Africa. Each Portfolio may also invest in Underlying Funds that in turn invest in non-investment grade fixed-income securities ("junk bonds"), which are considered speculative by traditional standards. In addition, the Underlying Funds may purchase derivative securities; enter into forward currency transactions; lend their portfolio securities; enter into futures contracts and options transactions; purchase zero coupon bonds and payment-in-kind bonds; purchase securities issued by real estate investment trusts ("REITs") and other issuers in the real estate industry; purchase restricted and illiquid securities; purchase securities on a when-issued or delayed delivery basis; enter into repurchase agreements; borrow money; and

                                               PRINCIPAL RISKS OF THE PORTFOLIOS

 engage in various other investment practices. The risks presented by these investment practices are discussed in Appendix A to this Prospectus and the Additional Statement.
 .Affiliated Persons--In managing the Portfolios, the Investment Adviser will have the authority to select and substitute Underlying Funds. The Investment Adviser is subject to conflicts of interest in allocating Portfolio assets among the various Underlying Funds both because the fees payable to it and/or its affiliates by some Underlying Funds are higher than the fees payable by other Underlying Funds and because the Investment Adviser and its affiliates are also responsible for managing the Underlying Funds. The Trustees and officers of the Goldman Sachs Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolios and the Underlying Funds.
 .Expenses--You may invest in the Underlying Funds directly. By investing in the Underlying Funds indirectly through a Portfolio, you will incur not only a proportionate share of the expenses of the Underlying Funds held by the Portfolio (including operating costs and investment management fees), but also expenses of the Portfolio.
 .Temporary Investments--Although the Portfolios normally seek to remain substantially invested in the Underlying Funds, each Portfolio may invest a portion of its assets in high-quality, short-term debt obligations (including commercial paper, certificates of deposit, bankers' acceptances, repurchase agreements, debt obligations backed by the full faith and credit of the U.S. government and demand and time deposits of domestic and foreign banks and savings and loan associations) to maintain liquidity, to meet shareholder redemptions and for other short-term cash needs. Also, there may be times when, in the opinion of the Investment Adviser, abnormal market or economic conditions warrant that, for temporary defensive purposes, a Portfolio may invest without limitation in short-term obligations. When a Portfolio's assets are invested in such investments, the Portfolio may not be achieving its investment objective.

Description of the Underlying Funds

 DESCRIPTION OF THE UNDERLYING FUNDS

 The following is a concise description of the investment objectives and practices for each of the Underlying Funds that are available for investment by the Portfolios as of the date of this Prospectus. A Portfolio may also invest in other Underlying Funds not listed below that may become available for investment in the future at the discretion of the Investment Adviser without shareholder approval. Additional information regarding the invest-ment practices of the Underlying Funds is provided in Appendix A to this Prospectus and the Additional Statement. No offer is made in this Prospectus of any of the Underlying Funds.


                   Investment
  Underlying Fund  Objectives        Investment Criteria
 -------------------------------------------------------------------------------------------------------------------------------
  CORE Large Cap   Long-term growth  At least 90% of total assets in equity securities of U.S. issuers, including certain
  Value            of capital and    foreign issuers traded in the United States. The Fund's investments are selected using both dividend income.  a variety of quantitative techniques and fundamental research in seeking to maximize the
                                     Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 1000 Value Index.
 -------------------------------------------------------------------------------------------------------------------------------
  CORE/SM U.S.     Long-term growth  At least 90% of total assets in equity securities of U.S. issuers, including certain
  Equity           of capital and    foreign issuers traded in the United States. The Fund's investments are selected using both dividend income.  a variety of quantitative techniques and fundamental research in seeking to maximize the
                                     Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500 Index.
 -------------------------------------------------------------------------------------------------------------------------------
  CORE Large Cap   Long-term growth  At least 90% of total assets in equity securities of U.S. issuers, including certain
  Growth           of capital.       foreign issuers traded in the United States. The Fund's investments are selected using both
                   Dividend          a variety of quantitative techniques and fundamental research in seeking to maximize the
                   income is a       Fund's expected return, while maintaining risk, style, capitalization and industry
                   secondary         characteristics similar to the Russell 1000 Growth Index.
                   consideration.
 -------------------------------------------------------------------------------------------------------------------------------

                                             DESCRIPTION OF THE UNDERLYING FUNDS



                   Investment
  Underlying Fund  Objectives        Investment Criteria
 -------------------------------------------------------------------------------------------------------------------------------
  CORE/SM Small    Long-term growth  At least 90% of total assets in equity securities of U.S. issuers, including certain
  Cap Equity       of capital.       foreign issuers traded in the United States. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the
                                     Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 2000 Index.
 -------------------------------------------------------------------------------------------------------------------------------
  Capital Growth   Long-term         At least 90% of total assets in a diversified portfolio of equity securities. Long-term
                   capital           capital appreciation potential is considered in selecting investments.
                   growth.
 -------------------------------------------------------------------------------------------------------------------------------
  Mid Cap Value*   Long-term         At least 65% of total assets in equity securities of companies with public stock market
                   capital           capitalizations within the range of the market capitalization of companies constituting the
                   appreciation.     Russell Midcap Value Index at the time of the investment (currently between $300 million and $15 billion).
 -------------------------------------------------------------------------------------------------------------------------------
  Small Cap Value  Long-term         At least 65% of total assets in equity securities of companies with public stock market
                   capital           capitalizations of $1 billion or less at the time of investment.
                   growth.
 -------------------------------------------------------------------------------------------------------------------------------
  Real Estate      Total return      Substantially all, and at least 80%, of total assets in a diversified portfolio of equity
  Securities       comprised         securities of issuers that are primarily engaged in or related to the real estate industry.
                   of long-term      The Fund expects that a substantial portion of its total assets will be invested in REITS.
                   growth of
                   capital and
                   dividend income.
 -------------------------------------------------------------------------------------------------------------------------------
  CORE             Long-term growth  At least 90% of total assets in equity securities of companies organized outside the United
  International    of capital.       States or whose securities are principally traded outside the United States. The Fund's
  Equity                             investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the unhedged Morgan Stanley Capital
                                     International (MSCI) Europe, Australia and Far East Index (the "EAFE Index"). The Fund may
                                     employ certain currency management techniques.
 -------------------------------------------------------------------------------------------------------------------------------

 *Formerly, "Mid Cap Equity."

                   Investment
  Underlying Fund  Objectives        Investment Criteria
 -------------------------------------------------------------------------------------------------------------------------------
  International    Long-term         Substantially all, and at least 65%, of total assets in equity securities of companies
  Equity           capital           organized outside the United States or whose securities are principally traded outside the
                   appreciation.     United States. The Fund may employ certain currency management techniques.
 -------------------------------------------------------------------------------------------------------------------------------
  European Equity  Long-term         Substantially all, and at least 65%, of total assets in equity securities of European
                   capital           companies. The Fund may employ certain currency management techniques.
                   appreciation.
 -------------------------------------------------------------------------------------------------------------------------------
  Japanese Equity  Long-term         Substantially all, and at least 65%, of total assets in equity securities of Japanese
                   capital           companies. The Fund may employ certain currency management techniques.
                   appreciation.
 -------------------------------------------------------------------------------------------------------------------------------
  International    Long-term         Substantially all, and at least 65%, of total assets in equity securities of companies with
  Small Cap        capital           public stock market capitalizations of $1 billion or less at the time of investment that
                   appreciation.     are organized outside the United States or whose securities are principally traded outside the United States. The Fund may employ certain currency management techniques.
 -------------------------------------------------------------------------------------------------------------------------------
  Emerging         Long-term         Substantially all, and at least 65%, of total assets in equity securities of emerging
  Markets Equity   capital           country issuers. The Fund may employ certain currency management techniques.
                   appreciation.
 -------------------------------------------------------------------------------------------------------------------------------
  Asia Growth      Long-term         Substantially all, and at least 65%, of total assets in equity securities of companies in
                   capital           China, Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, South
                   appreciation.     Korea, Sri Lanka, Taiwan and Thailand. The Fund may employ certain currency management techniques.
 -------------------------------------------------------------------------------------------------------------------------------

                   [This page intentionally left blank]

                                                                        Approximate
                            Investment                                 Interest Rate
  Underlying Fund           Objectives       Duration or Maturity       Sensitivity
 -----------------------------------------------------------------------------------
  Financial Square Prime  Maximize       Maximum Maturity of           3-month
   Obligations            current income Individual Investments = 13   Treasury bill
                          to the extent  months at time of purchase.
                          consistent     Maximum Dollar-Weighted
                          with the       Average Portfolio Maturity =
                          maintenance of 90 days
                          liquidity.
 -----------------------------------------------------------------------------------
  Adjustable Rate         A high level   Target Duration = 6-month to  9-month U.S.
   Government             of current     1-year U.S. Treasury          Treasury bill
                          income,        Securities Maximum Duration*=
                          consistent     2 years
                          with low
                          volatility of
                          principal.
 -----------------------------------------------------------------------------------
  Short Duration          A high level   Target Duration = 2 year U.S. 2-year U.S.
   Government             of current     Treasury Security plus or     Treasury note
                          income and     minus .5 years Maximum
                          secondarily,   Duration*= 3 years
                          in seeking
                          current
                          income, may
                          also consider
                          the potential
                          for capital
                          appreciation.
 -----------------------------------------------------------------------------------
  Government Income       A high level   Target Duration = Lehman      5-year U.S.
                          of current     Brothers Mutual Fund          Treasury note
                          income,        Government/Mortgage Index
                          consistent     plus or minus 1 year Maximum
                          with safety of Duration*= 6 years
                          principal.
 -----------------------------------------------------------------------------------
  Core Fixed Income       Total return   Target Duration = Lehman      5-year U.S.
                          consisting of  Brothers Aggregate Bond Index Treasury note
                          capital        plus or minus 1 year Maximum
                          appreciation   Duration*= 6 years
                          and income
                          that exceeds
                          the total
                          return of the
                          Lehman
                          Brothers
                          Aggregate Bond
                          Index.
 -----------------------------------------------------------------------------------
  Global Income           A high total   Target Duration = J.P. Morgan 6-year
                          return,        Global Government Bond Index  government
                          emphasizing    (hedged) plus or minus 2.5    bond
                          current        years Maximum Duration*= 7.5
                          income, and,   years
                          to a lesser
                          extent,
                          providing
                          opportunities
                          for capital
                          appreciation.
 -----------------------------------------------------------------------------------
  High Yield              A high level   Target Duration = Lehman      6-year U.S.
                          of current     Brothers High Yield Bond      Treasury note
                          income and     Index plus or minus 2.5 years
                          capital        Maximum Duration* = 7.5 years
                          appreciation.
 -----------------------------------------------------------------------------------

  * Under normal interest rate conditions.

                                             DESCRIPTION OF THE UNDERLYING FUNDS



                                      Credit
   Investment Sector                 Quality                           Other Investments
 ----------------------------------------------------------------------------------------
  Money market                     High Quality                       N/A
  instruments                      (short-term
  including securities             ratings of
  issued or guaranteed             A-1, P-1 or
  by the U.S.                      comparable
  government, its                  quality).
  agencies,
  instrumentalities or
  sponsored
  enterprises ("U.S.
  Government
  Securities"); U.S.
  bank obligations,
  commercial paper and
  other short-term
  obligations of U.S.
  corporations,
  governmental and
  other entities;
  asset-backed and
  receivables-backed
  securities; and
  related repurchase
  agreements.
 ----------------------------------------------------------------------------------------
  At least 65% of                  U.S.                               Fixed-rate mortgage
  total assets in U.S.             Government                         pass-through
  Government                       Securities                         securities and
  Securities that are                                                 repurchase
  adjustable rate                                                     agreements
  mortgage pass-                                                      collateralized by
  through securities                                                  U.S. Government
  and other mortgage                                                  Securities.
  securities with
  periodic interest
  rate resets.
 ----------------------------------------------------------------------------------------
  At least 65% of                  U.S.                               Mortgage pass-
  total assets in U.S.             Government                         through securities
  Government                       Securities                         and other
  Securities and                                                      securities
  repurchase                                                          representing an
  agreements                                                          interest in or
  collateralized by                                                   collateralized by
  such securities.                                                    mortgage loans.
 ----------------------------------------------------------------------------------------
  At least 65% of                  U.S.                               Non-government
  total assets in U.S.             Government                         mortgage pass-
  Government                       Securities                         through securities,
  Securities,                      and non-U.S.                       asset-backed
  including mortgage-              Government                         securities and
  backed U.S.                      Securities =                       corporate fixed-
  Government                       AAA/Aaa                            income securities.
  Securities and
  repurchase
  agreements
  collateralized by
  such securities.
 ----------------------------------------------------------------------------------------
  At least 65% of                  Minimum =                          Foreign fixed-
  total assets in                  BBB/Baa                            income, municipal
  fixed-income                     Minimum for                        and convertible
  securities,                      non-dollar                         securities, foreign
  including U.S.                   securities =                       currencies and
  Government                       AA/Aa                              repurchase
  Securities,                                                         agreements
  corporate, mortgage-                                                collateralized by
  backed and asset-                                                   U.S. Government
  backed securities.                                                  Securities.
 ----------------------------------------------------------------------------------------
  Securities of U.S.               Minimum =                          Mortgage-backed and
  and foreign                      BBB/Baa At                         asset-backed
  governments and                  least 50% =                        securities, foreign
  corporations.                    AAA/Aaa                            currencies and
                                                                      repurchase
                                                                      agreements
                                                                      collateralized by
                                                                      U.S. Government
                                                                      Securities or
                                                                      certain foreign
                                                                      government
                                                                      securities.
 ----------------------------------------------------------------------------------------
  At least 65% of                  At least 65%                       Mortgage-backed and
  total assets in                  = BB/Ba or                         asset-backed
  fixed-income                     below                              securities, U.S.
  securities rated                                                    Government
  below investment                                                    Securities,
  grade, including                                                    investment grade
  U.S. and non-U.S.                                                   corporate fixed-
  dollar corporate                                                    income securities,
  debt, foreign                                                       structured
  government                                                          securities, foreign
  securities,                                                         currencies and
  convertible                                                         repurchase
  securities and                                                      agreements
  preferred stock.                                                    collateralized by
                                                                      U.S. Government
                                                                      Securities.
 ----------------------------------------------------------------------------------------

Principal Risks of the Underlying Funds

The following summarizes important risks that apply to the Underlying Funds and may result in a loss of your investment in a Portfolio. There can be no assur-ance that an Underlying Fund will achieve its investment objective.
Risks That Apply To All Underlying Funds:
 .Interest Rate Risk--The risk that when interest rates increase, fixed-income securities held by an Underlying Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term securities.

 .Credit/Default Risk--The risk that an issuer or guarantor of fixed-income securities held by an Underlying Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal.
 .Market Risk--The risk that the value of the securities in which an Underlying Fund invests may go up or down in response to the prospects of individual com-panies and/or general economic conditions. Price changes may be temporary or last for extended periods.
 .Derivatives Risk--The risk that loss may result from an Underlying Fund's investments in options, futures, swaps, structured securities and other deriv-ative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to an Underlying Fund.

 .Foreign Risk--The risk that when an Underlying Fund invests in foreign securi-ties, it will be subject to risk of loss not typically associated with domes-tic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability.
 Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. The Underlying Funds will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when an Underlying Fund invests in issuers located in emerging countries.
 .Management Risk--The risk that a strategy used by an investment adviser to the Underlying Funds may fail to produce the intended results.

 .Liquidity Risk--The risk that an Underlying Fund will not be able to pay redemption proceeds within the time period stated in the Underlying Fund's Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Underlying Funds that invest in non-investment grade fixed-income securities, small capitalization stocks, REITs or emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear sud-denly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

                                         PRINCIPAL RISKS OF THE UNDERLYING FUNDS


Risks That Apply Primarily To The Underlying Fixed-Income Funds:

 .Call Risk--The risk that an issuer will exercise its right to pay principal on an obligation held by an Underlying Fund (such as a Mortgage-Backed Security) earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, an Underlying Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.
 .Extension Risk--The risk that an issuer will exercise its right to pay princi-pal on an obligation held by an Underlying Fund (such as a Mortgage-Backed Security) later than expected. This may happen when there is a rise in inter-est rates. Under these circumstances, the value of an obligation will decrease, and an Underlying Fund will also suffer from the inability to invest in higher yielding securities.
 .U.S. Government Securities Risk--The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Risk That Applies Primarily To The Underlying Equity Funds:

 .Stock Risk--The risk that stock prices have historically risen and fallen in periodic cycles. As of the date of this Prospectus, U.S. stock markets and certain foreign stock markets were trading at or close to record high levels. There is no guarantee that such levels will continue.

Risks That Are Particularly Important For Specific Underlying Funds:

 .Geographic Risk--The European Equity Fund invests primarily in equity securi-ties of European companies. The Japanese Equity Fund invests primarily in equity securities of Japanese equity companies. The Asia Growth Fund invests primarily in equity securities of Asian issuers. The Global Income Fund is non-diversified meaning that it is permitted to invest more of its assets in fewer issuers than "diversified" mutual funds. Thus, it may be more suscepti-ble to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments. In addition, the Global Income Fund may invest more than 25% of its total assets in the securities of corporate and governmental issuers located in each of Canada, Germany, Japan, and the United Kingdom as well as in the securities of U.S. issuers. Concentration of the investments of these or other Underlying Funds in issuers located in a particular country or region will subject the Underlying Fund, to a greater extent than if investments were less concen-trated, to losses arising from adverse developments affecting those issuers or countries.

 .Emerging Countries Risk--Certain Underlying Funds may invest in emerging coun-try securities. The securities markets of Asian, Latin American, Eastern Euro-pean, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities mar-kets of more developed countries. These risks are not normally associated with investments in more developed countries.

 .Small Cap Stock and REIT Risks--Certain Underlying Funds may invest in small cap stocks and REITs. The securities of small capitalization companies and REITs involve greater risks than those associated with larger, more estab-lished companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable an Underlying Fund to effect sales at an advantageous time or without a substan-tial drop in price.

 ."Junk Bond" Risk--Certain Underlying Funds may invest in non-investment grade fixed-income securities (commonly known as "junk bonds") that are considered predominantly speculative by traditional investment standards. Non-investment grade fixed-income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer's inability to meet principal and interest obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond markets gen-erally and less secondary market liquidity.

                                         PRINCIPAL RISKS OF THE UNDERLYING FUNDS

More information about the portfolio securities and investment techniques of the Underlying Funds, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Portfolio Performance

 HOW THE PORTFOLIOS HAVE PERFORMED

 The bar chart and table below provide an indication of the risks of investing in a Portfolio by showing: (a) changes in the performance of a Portfolio's Class A Shares from year to year; and (b) how the average annual returns of a Portfolio's Class A, B and C Shares compare to those of broad-based securities market indices. The bar chart and table assume reinvestment of dividends and distributions. A Portfolio's past performance is not necessarily an indication of how the Portfolio will perform in the future. The average annual total return calculation reflects a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge ("CDSC") for Class B Shares (5% maximum declining to 0% after six years), and the assumed CDSC for Class C Shares (1% if redeemed within 12 months of purchase). The bar chart does not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects expense limitations in effect. If expense limitations were not in place, a Portfolio's performance would have been reduced. The Conservative Strategy Portfolio did not commence operations until February 8, 1999. Since the Portfolio had less than one calendar year's performance as of December 31, 1999, no performance information is provided in this section.

                                                           PORTFOLIO PERFORMANCE
Balanced Strategy Portfolio

 TOTAL RETURN                                            CALENDAR YEAR (CLASS A)
--------------------------------------------------------------------------------

 Best Quarter

 Q4 '98  +7.04%

 Worst Quarter

 Q3 '98  -5.73%



                                                      [GRAPH]

                                                6.38%     10.58%
                                                -----     ------
                                                1998       1999

 AVERAGE ANNUAL TOTAL RETURN

  For the period ended December 31, 1999    1 Year Since Inception
 -----------------------------------------------------------------
  Class A (Inception 1/2/98)
  Including Sales Charges                    4.50%      5.46%
  S&P 500 Index*                            21.04%     24.75%
  Two-Year U.S. Treasury Security**          1.89%      4.20%
  Lehman Brothers High Yield Bond Index***   2.39%      2.13%
 -----------------------------------------------------------------
  Class B (Inception 1/2/98)
  Including CDSC                             4.51%      5.72%
  S&P 500 Index*                            21.04%     24.75%
  Two-Year U.S. Treasury Security**          1.89%      4.20%
  Lehman Brothers High Yield Bond Index***   2.39%      2.13%
 -----------------------------------------------------------------
  Class C (Inception 1/2/98)
  Including CDSC                             8.60%      7.72%
  S&P 500 Index*                            21.04%     24.75%
  Two-Year U.S. Treasury Security**          1.89%      4.20%
  Lehman Brothers High Yield Bond Index***   2.39%      2.13%
 -----------------------------------------------------------------

  * The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, an unmanaged index of common stocks. The Index figures do not reflect any fees or expenses.
 ** The Two-Year U.S. Treasury Security, as reported by Merrill Lynch, does not reflect any fees or expenses.
*** The Lehman Brothers High Yield Bond Index is a total return performance benchmark for fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $100 million and at least one year to maturity. The Index is unmanaged and does not reflect any fees or expenses.

Growth and Income Strategy Portfolio

 TOTAL RETURN                                            CALENDAR YEAR (CLASS A)
--------------------------------------------------------------------------------

 Best Quarter

 Q4 '99  +10.22%

 Worst Quarter

 Q3 '98  -10.17%



                                    [GRAPH]

                                6.55%     15.79%
                                -----     ------
                                1998       1999

 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1999           1 Year   Since Inception
 --------------------------------------------------------------------------
  Class A (Inception 1/2/98)
  Including Sales Charges                           9.46%        8.00%
  S&P 500 Index*                                   21.04%       24.75%
  MSCI Europe, Australasia, Far East (EAFE) Index
   (unhedged)**                                    27.29%       23.76%
  Lehman Brothers Aggregate Bond Index***          (0.82)%       3.82%
  Lehman Brothers High Yield Bond Index+            2.39%        2.13%
 --------------------------------------------------------------------------
  Class B (Inception 1/2/98)
  Including CDSC                                    9.86%        8.40%
  S&P 500 Index*                                   21.04%       24.75%
  MSCI EAFE Index (unhedged)**                     27.29%       23.76%
  Lehman Brothers Aggregate Bond Index***          (0.82)%       3.82%
  Lehman Brothers High Yield Bond Index+            2.39%        2.13%
 --------------------------------------------------------------------------
  Class C (Inception 1/2/98)
  Including CDSC                                   13.92%       10.29%
  S&P 500 Index*                                   21.04%       24.75%
  MSCI EAFE Index (unhedged)**                     27.29%       23.76%
  Lehman Brothers Aggregate Bond Index***          (0.82)%       3.82%
  Lehman Brothers High Yield Bond Index+            2.39%        2.13%
 --------------------------------------------------------------------------

  * The S&P 500 Index is the Standard & Poor's Corporate Index of 500 stocks, an unmanaged index of common stocks. The Index figures do not reflect any fees or expenses.
 ** The unmanaged MSCI EAFE Index (unhedged) is a market capitalization-weighted composite of securities in 20 developed markets. The Index figures do not reflect any fees or expenses.
*** The Lehman Brothers Aggregate Bond Index represents a diversified portfolio of fixed-income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any fees or expenses.
  + The Lehman Brothers High Yield Bond Index is a total return performance benchmark for fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $100 million and at least one year to maturity. The Index is unmanaged and does not reflect any fees or expenses.

                                                           PORTFOLIO PERFORMANCE
Growth Strategy Portfolio

 TOTAL RETURN                                            CALENDAR YEAR (CLASS A)
--------------------------------------------------------------------------------

 Best Quarter

 Q4 '99  +13.16%

 Worst Quarter

 Q3 '98  -14.23%


                                                      [GRAPH]

                                                4.62%     20.85%
                                                -----     ------
                                                1998       1999


 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1999   1 Year Since Inception
 ----------------------------------------------------------------
  Class A (Inception 1/2/98)
  Including Sales Charges                  14.20%      9.33%
  S&P 500 Index*                           21.04%     24.75%
  MSCI EAFE Index (unhedged)**             27.29%     23.76%
  Russell 2000 Index***                    21.26%      8.70%
  MSCI Emerging Markets Free (EMF) Index+  66.42%     11.47%
 ----------------------------------------------------------------
  Class B (Inception 1/2/98)
  Including CDSC                           14.82%      9.82%
  S&P 500 Index*                           21.04%     24.75%
  MSCI EAFE Index (unhedged)**             27.29%     23.76%
  Russell 2000 Index***                    21.26%      8.70%
  MSCI EMF Index+                          66.42%     11.47%
 ----------------------------------------------------------------
  Class C (Inception 1/2/98)
  Including CDSC                           18.95%     11.69%
  S&P 500 Index*                           21.04%     24.75%
  MSCI EAFE Index (unhedged)**             27.29%     23.76%
  Russell 2000 Index***                    21.26%      8.70%
  MSCI EMF Index+                          66.42%     11.47%
 ----------------------------------------------------------------

  * The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, an unmanaged index of common stocks. The Index figures do not reflect any fees or expenses.

 ** The unmanaged MSCI EAFE Index (unhedged) is a market capitalization-weighted composite of securities in 20 developed markets. The Index figures do not reflect any fees or expenses.
*** The Russell 2000 Index is an unmanaged index of common stock prices. The
    Index figures do not reflect any fees or expenses.
  + The unmanaged MSCI EMF Index is a market capitalization-weighted composite of securities in over 30 emerging market countries. "Free" indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. The Index figures do not reflect any fees or expenses.

Aggressive Growth Strategy Portfolio

 TOTAL RETURN                                            CALENDAR YEAR (CLASS A)
--------------------------------------------------------------------------------

 Best Quarter:

 Q4 '99  +15.81%

 Worst Quarter:

 Q3 '98  -17.19%


                                                      [GRAPH]

                                                2.57%     25.39%
                                                -----     ------
                                                1998       1999


 AVERAGE ANNUAL TOTAL RETURN


  For the period ended
  December 31, 1999             1 Year Since Inception
 -----------------------------------------------------
  Class A (Inception 1/2/98)
  Including Sales Charges       18.51%     10.27%
  S&P 500 Index*                21.04%     24.75%
  MSCI EAFE Index (unhedged)**  27.29%     23.76%
  Russell 2000 Index***         21.26%      8.70%
  MSCI EMF Index+               66.42%     11.47%
 -----------------------------------------------------
  Class B (Inception 1/2/98)
  Including CDSC                19.39%     10.82%
  S&P 500 Index*                21.04%     24.75%
  MSCI EAFE Index (unhedged)**  27.29%     23.76%
  Russell 2000 Index***         21.26%      8.70%
  MSCI EMF Index+               66.42%     11.47%
 -----------------------------------------------------
  Class C (Inception 1/2/98)
  Including CDSC                23.35%     12.66%
  S&P 500 Index*                21.04%     24.75%
  MSCI EAFE Index (unhedged)**  27.29%     23.76%
  Russell 2000 Index***         21.26%      8.70%
  MSCI EMF Index+               66.42%     11.47%
 -----------------------------------------------------

  * The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, an unmanaged index of common stocks. The Index figures do not reflect any fees or expenses.

 ** The unmanaged MSCI EAFE Index (unhedged) is a market capitalization-weighted composite of securities in 20 developed markets. The Index figures do not reflect any fees or expenses.
*** The Russell 2000 Index is an unmanaged index of common stock prices. The
    Index figures do not reflect any fees or expenses.
  + The unmanaged MSCI EMF Index is a market capitalization-weighted composite of securities in over 30 emerging market countries. "Free" indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. The Index figures do not reflect any fees or expenses.

Portfolio Fees and Expenses (Class A, B and C Shares)

This table describes the fees and expenses that you would pay if you buy and hold Class A, Class B, or Class C Shares of a Portfolio.


                                  Conservative Strategy Portfolio
                                  ----------------------------------------
                                   Class A        Class B        Class C
------------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your
 investment):
Maximum Sales Charge (Load)
 Imposed on Purchases                    5.5%/1/        None           None
Maximum Deferred Sales Charge
 (Load)/2/                               None/1/        5.0%/3/        1.0%/4/
Maximum Sales Charge (Load)
 Imposed on
 Reinvested Dividends                    None           None           None
Redemption Fees/5/                       None           None           None
Exchange Fees/5/                         None           None           None
Annual Portfolio Operating
 Expenses
(expenses that are deducted from
 Portfolio assets):/6/
Management Fees (for asset
 allocation)/7/                         0.35%          0.35%          0.35%
Distribution and Service (12b-1)
 Fees                                   0.25%          1.00%          1.00%
Other Expenses/8/                       2.75%          2.75%          2.75%
Underlying Fund Expenses/6/             0.55%          0.55%          0.55%
------------------------------------------------------------------------------
Total Other and Underlying Fund
 Expenses                               3.30%          3.30%          3.30%
------------------------------------------------------------------------------
Total Portfolio Operating
 Expenses*                              3.90%          4.65%          4.65%
------------------------------------------------------------------------------

See page 32 for all other footnotes.

* As a result of current waivers and expense limitations, "Other Expenses" and "Total Portfolio Operating
  Expenses" of the Portfolio which are actually incurred are as set forth below. The waivers and expense limita-tions may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other
  Expenses" and "Total Portfolio Operating Expenses" may increase without shareholder approval.

                                                           Conservative Strategy
                                                                 Portfolio
                                                          -----------------------
                                                          Class A Class B Class C
 --------------------------------------------------------------------------------
  Annual Portfolio Operating Expenses
  (expenses that are deducted from Portfolio assets):/6/
  Management Fees (for asset allocation)/7/                0.15%   0.15%   0.15%
  Distribution and Service (12b-1) Fees                    0.25%   1.00%   1.00%
  Other Expenses/8/                                        0.19%   0.19%   0.19%
  Underlying Fund Expenses/6/                              0.55%   0.55%   0.55%
 --------------------------------------------------------------------------------
  Total Other and Underlying Fund Expenses                 0.74%   0.74%   0.74%
 --------------------------------------------------------------------------------
  Total Portfolio Operating Expenses (after current
   waivers and expense limitations)                        1.14%   1.89%   1.89%
 --------------------------------------------------------------------------------

Portfolio Fees and Expenses continued


                                      Balanced Strategy Portfolio
                                     -------------------------------------
                                      Class A       Class B       Class C
------------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your
 investment):
Maximum Sales Charge (Load) Imposed
 on Purchases                              5.5%/1/       None          None
Maximum Deferred Sales Charge
 (Load)/2/                                 None/1/       5.0%/3/       1.0%/4/
Maximum Sales Charge (Load) Imposed
 on
 Reinvested Dividends                      None          None          None
Redemption Fees/5/                         None          None          None
Exchange Fees/5/                           None          None          None
Annual Portfolio Operating Expenses
(expenses that are deducted from
 Portfolio assets):/6/
Management Fees (for asset
 allocation)/7/                           0.35%         0.35%         0.35%
Distribution and Service (12b-1)
 Fees                                     0.25%         1.00%         1.00%
Other Expenses/8/                         0.45%         0.45%         0.45%
Underlying Fund Expenses/6/               0.69%         0.69%         0.69%
------------------------------------------------------------------------------
Total Other and Underlying Fund
 Expenses                                 1.14%         1.14%         1.14%
------------------------------------------------------------------------------
Total Portfolio Operating Expenses*       1.74%         2.49%         2.49%
------------------------------------------------------------------------------

See page 32 for all other footnotes.

* As a result of current waivers and expense limitations, "Other Expenses" and "Total Portfolio Operating Expenses" of the Portfolio which are actually incurred are as set forth below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Portfolio Operating Expenses" may increase without shareholder approval.

                                                             Balanced Strategy
                                                                 Portfolio
                                                          -----------------------
                                                          Class A Class B Class C
 --------------------------------------------------------------------------------
  Annual Portfolio Operating Expenses
  (expenses that are deducted from Portfolio assets):/6/
  Management Fees (for asset allocation)/7/                0.15%   0.15%   0.15%
  Distribution and Service (12b-1) Fees                    0.25%   1.00%   1.00%
  Other Expenses/8/                                        0.19%   0.19%   0.19%
  Underlying Fund Expenses/6/                              0.69%   0.69%   0.69%
 --------------------------------------------------------------------------------
  Total Other and Underlying Fund Expenses                 0.88%   0.88%   0.88%
 --------------------------------------------------------------------------------
  Total Portfolio Operating Expenses (after current
   waivers and expense limitations)                        1.28%   2.03%   2.03%
 --------------------------------------------------------------------------------

                                                     PORTFOLIO FEES AND EXPENSES

                                                     Growth and Income
                                                    Strategy Portfolio
                                                  ---------------------------
                                                  Class A   Class B   Class C
-------------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases    5.5%/1/   None      None
Maximum Deferred Sales Charge (Load)/2/             None/1/   5.0%/3/   1.0%/4/
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                               None      None      None
Redemption Fees/5/                                  None      None      None
Exchange Fees/5/                                    None      None      None
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio
 assets):/6/
Management Fees (for asset allocation)/7/          0.35%     0.35%     0.35%
Distribution and Service (12b-1) Fees              0.25%     1.00%     1.00%
Other Expenses/8/                                  0.25%     0.25%     0.25%
Underlying Fund Expenses/6/                        0.79%     0.79%     0.79%
-------------------------------------------------------------------------------
Total Other and Underlying Fund Expenses           1.04%     1.04%     1.04%
-------------------------------------------------------------------------------
Total Portfolio Operating Expenses*                1.64%     2.39%     2.39%
-------------------------------------------------------------------------------

See page 32 for all other footnotes.

* As a result of current waivers and expense limitations, "Other Expenses" and "Total Portfolio Operating Expenses" of the Portfolio which are actually incurred are as set forth below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Port-folio Operating Expenses" may increase without shareholder approval.

                                                                Growth and
                                                              Income Strategy
                                                                 Portfolio
                                                          -----------------------
                                                          Class A Class B Class C
 --------------------------------------------------------------------------------
  Annual Portfolio Operating Expenses
  (expenses that are deducted from Portfolio assets):/6/
  Management Fees (for asset allocation)/7/                0.15%   0.15%   0.15%
  Distribution and Service (12b-1) Fees                    0.25%   1.00%   1.00%
  Other Expenses/8/                                        0.19%   0.19%   0.19%
  Underlying Fund Expenses/6/                              0.79%   0.79%   0.79%
 --------------------------------------------------------------------------------
  Total Other and Underlying Fund Expenses                 0.98%   0.98%   0.98%
 --------------------------------------------------------------------------------
  Total Portfolio Operating Expenses (after current
   waivers and expense limitations)                        1.38%   2.13%   2.13%
 --------------------------------------------------------------------------------

Portfolio Fees and Expenses continued

                                                      Growth Strategy
                                                         Portfolio
                                                  ---------------------------
                                                  Class A   Class B   Class C
-------------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases    5.5%/1/   None      None
Maximum Deferred Sales Charge (Load)/2/             None/1/   5.0%/3/   1.0%/4/
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                               None      None      None
Redemption Fees/5/                                  None      None      None
Exchange Fees/5/                                    None      None      None
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio
 assets):/6/
Management Fees (for asset allocation)/7/          0.35%     0.35%     0.35%
Distribution and Service (12b-1) Fees              0.25%     1.00%     1.00%
Other Expenses/8/                                  0.27%     0.27%     0.27%
Underlying Fund Expenses/6/                        0.84%     0.84%     0.84%
-------------------------------------------------------------------------------
Total Other and Underlying Fund Expenses           1.11%     1.11%     1.11%
-------------------------------------------------------------------------------
Total Portfolio Operating Expenses*                1.71%     2.46%     2.46%
-------------------------------------------------------------------------------

See page 32 for all other footnotes.

* As a result of current waivers and expense limitations, "Other Expenses" and "Total Portfolio Operating Expenses" of the Portfolio which are actually incurred are as set forth below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Port-folio Operating Expenses" may increase without shareholder approval.

                                                         Growth Strategy
                                                            Portfolio
                                                     -----------------------
                                                     Class A Class B Class C
 ---------------------------------------------------------------------------
  Annual Portfolio Operating Expenses
  (expenses that are deducted from Portfolio
   assets):/6/
  Management Fees (for asset allocation)/7/           0.15%   0.15%   0.15%
  Distribution and Service (12b-1) Fees               0.25%   1.00%   1.00%
  Other Expenses/8/                                   0.19%   0.19%   0.19%
  Underlying Fund Expenses/6/                         0.84%   0.84%   0.84%
 ---------------------------------------------------------------------------
  Total Other and Underlying Fund Expenses            1.03%   1.03%   1.03%
 ---------------------------------------------------------------------------
  Total Portfolio Operating Expenses (after current
   waivers and expense limitations)                   1.43%   2.18%   2.18%
 ---------------------------------------------------------------------------

                                                     PORTFOLIO FEES AND EXPENSES


                                               Aggressive Growth
                                              Strategy Portfolio
                                            -----------------------------
                                            Class A    Class B    Class C
----------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on
 Purchases                                     5.5%/1/    None       None
Maximum Deferred Sales Charge (Load)/2/        None/1/    5.0%/3/    1.0%/4/
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                          None       None       None
Redemption Fees/5/                             None       None       None
Exchange Fees/5/                               None       None       None
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio
 assets):/6/
Management Fees (for asset allocation)/7/     0.35%      0.35%      0.35%
Distribution and Service (12b-1) Fees         0.25%      1.00%      1.00%
Other Expenses/8/                             0.40%      0.40%      0.40%
Underlying Fund Expenses/6/                   0.90%      0.90%      0.90%
----------------------------------------------------------------------------
Total Other and Underlying Fund Expenses      1.30%      1.30%      1.30%
----------------------------------------------------------------------------
Total Portfolio Operating Expenses*           1.90%      2.65%      2.65%
----------------------------------------------------------------------------

See page 32 for all other footnotes.

* As a result of current waivers and expense limitations, "Other Expenses" and "Total Portfolio Operating Expenses" of the Portfolio which are actually incurred are as set forth below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Port-folio Operating Expenses" may increase without shareholder approval.

                                                             Aggressive Growth
                                                            Strategy Portfolio
                                                          -----------------------
                                                          Class A Class B Class C
 --------------------------------------------------------------------------------
  Annual Portfolio Operating Expenses
  (expenses that are deducted from Portfolio assets):/6/
  Management Fees (for asset allocation)7                  0.15%   0.15%   0.15%
  Distribution and Service (12b-1) Fees                    0.25%   1.00%   1.00%
  Other Expenses/8/                                        0.19%   0.19%   0.19%
  Underlying Fund Expenses/6/                              0.90%   0.90%   0.90%
 --------------------------------------------------------------------------------
  Total Other and Underlying Fund Expenses                 1.09%   1.09%   1.09%
 --------------------------------------------------------------------------------
  Total Portfolio Operating Expenses (after current
   waivers and expense limitations)                        1.49%   2.24%   2.24%
 --------------------------------------------------------------------------------

Portfolio Fees and Expenses continued

/1/The maximum sales charge is a percentage of the offering price. A CDSC of 1% is imposed on certain redemptions (within 18 months of purchase) of Class A Shares sold without an initial sales charge as part of an investment of $1 mil-lion or more.
/2/The maximum CDSC is a percentage of the lesser of the net asset value ("NAV") at the time of the redemption or the NAV when the shares were origi-nally purchased.
/3/A CDSC is imposed upon Class B Shares redeemed within six years of purchase at a rate of 5% in the first year, declining to 1% in the sixth year, and elim-inated thereafter.
/4/A CDSC of 1% is imposed on Class C Shares redeemed within 12 months of pur-chase.
/5/A transaction fee of $7.50 may be charged for redemption proceeds paid by wire. In addition to free reinvestments of dividends and distributions in shares of other Goldman Sachs Funds or shares of the Goldman Sachs Institu-tional Liquid Assets Portfolios (the "ILA Portfolios") and free automatic exchanges pursuant to the Automatic Exchange Program, six free exchanges are permitted in each 12-month period. A fee of $12.50 may be charged for each sub-sequent exchange during such period.
/6/The Portfolios' annual operating expenses have been restated to reflect cur-rent fees, except for the Conservative Strategy Portfolio, whose expenses are estimated for the current fiscal year. "Underlying Fund Expenses" for each Portfolio are based upon the strategic allocation of each Portfolio's invest-ment in the Underlying Funds and upon the actual total operating expenses of the Underlying Funds (including any current waivers and expense limitations of the Underlying Funds). Actual Underlying Fund Expenses incurred by each Portfo-lio may vary with changes in the allocation of each Portfolio's assets among the Underlying Funds and with other events that directly affect the expenses of the Underlying Funds.
/7/The Investment Adviser has voluntarily agreed not to impose a portion of the management fee on the Portfolios equal to 0.20% of the Portfolios' average daily net assets. As a result of fee waivers, current management fees of the Portfolios are 0.15% of each Portfolio's average daily net assets. The waivers may be terminated at any time at the option of the Investment Adviser. /8/"Other Expenses" include transfer agency fees equal to 0.19% of the average daily net assets of each Portfolio's Class A, B and C Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit "Other Expenses" (excluding management fees, distri-bution and service fees, transfer agency fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to 0.00% of each Portfolio's average daily net assets.

                                                     PORTFOLIO FEES AND EXPENSES
Example

The following Example is intended to help you compare the cost of investing in a Portfolio (without waivers and expense limitations) with the cost of invest-ing in other mutual funds. The Example assumes that you invest $10,000 in Class A, B or C Shares of a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


Portfolio                 1 Year 3 Years 5 Years 10 Years
---------------------------------------------------------
Conservative Strategy
Class A Shares             $921  $1,674  $2,444   $4,445
Class B Shares
 - Assuming complete
  redemption at end of
  period                   $966  $1,702  $2,545   $4,583
 - Assuming no redemption  $466  $1,402  $2,345   $4,583
Class C Shares
 - Assuming complete
  redemption at end of
  period                   $566  $1,402  $2,345   $4,732
 - Assuming no redemption  $466  $1,402  $2,345   $4,732
---------------------------------------------------------
Balanced Strategy
Class A Shares             $717  $1,068  $1,442   $2,489
Class B Shares
 - Assuming complete
  redemption at end of
  period                   $752  $1,076  $1,526   $2,642
 - Assuming no redemption  $252  $  776  $1,326   $2,642
Class C Shares
 - Assuming complete
  redemption at end of
  period                   $352  $  776  $1,326   $2,826
 - Assuming no redemption  $252  $  776  $1,326   $2,826
---------------------------------------------------------
Growth and Income
 Strategy
Class A Shares             $708  $1,039  $1,393   $2,387
Class B Shares
 - Assuming complete
  redemption at end of
  period                   $742  $1,045  $1,475   $2,540
 - Assuming no redemption  $242  $  745  $1,275   $2,540
Class C Shares
 - Assuming complete
  redemption at end of
  period                   $342  $  745  $1,275   $2,726
 - Assuming no redemption  $242  $  745  $1,275   $2,726
---------------------------------------------------------

Portfolio                 1 Year 3 Years 5 Years 10 Years
---------------------------------------------------------
Growth Strategy
Class A Shares             $714  $1,059  $1,427   $2,458
Class B Shares
 - Assuming complete
  redemption at end of
  period                   $749  $1,067  $1,511   $2,611
 - Assuming no redemption  $249  $  767  $1,311   $2,611
Class C Shares
 - Assuming complete
  redemption at end of
  period                   $349  $  767  $1,311   $2,796
 - Assuming no redemption  $249  $  767  $1,311   $2,796
---------------------------------------------------------
Aggressive Growth
 Strategy
Class A Shares             $732  $1,114  $1,520   $2,650
Class B Shares
 - Assuming complete
  redemption at end of
  period                   $768  $1,123  $1,605   $2,802
 - Assuming no redemption  $268  $  823  $1,405   $2,802
Class C Shares
 - Assuming complete
  redemption at end of
  period                   $368  $  823  $1,405   $2,983
 - Assuming no redemption  $268  $  823  $1,405   $2,983
---------------------------------------------------------

The hypothetical example assumes that a CDSC will not apply to redemptions of Class A Shares within the first 18 months. Class B Shares convert to Class A Shares eight years after purchase; therefore, Class A expenses are used in the hypothetical example after year eight.

Certain institutions that sell Portfolio shares and/or their salespersons may receive other compensation in connection with the sale and distribution of Class A, Class B and Class C Shares or for services to their customers' accounts and/or the Portfolios. For additional information regarding such com-pensation, see "What Should I Know When I Purchase Shares Through An Authorized Dealer?"

Service Providers

 INVESTMENT ADVISERS



  Investment Adviser        Portfolio
 -----------------------------------------------------
  Goldman Sachs Asset       Conservative Strategy
   Management ("GSAM")      Balanced Strategy
  32 Old Slip               Growth and Income Strategy
  New York, New York 10005  Growth Strategy
                            Aggressive Growth Strategy
 -----------------------------------------------------

 Except as noted below, GSAM also serves as investment adviser to each Under-lying Fund.

  Investment Adviser        Underlying Fund
 -----------------------------------------------------
  Goldman Sachs Funds       CORE U.S. Equity
   Management, L.P.         Capital Growth
   ("GSFM")                 Adjustable Rate Government
  32 Old Slip               Short Duration Government
  New York, New York 10005
 -----------------------------------------------------
  Goldman Sachs Asset       International Equity
   Management               Japanese Equity
   International ("GSAMI")  European Equity
  Procession House          International Small Cap
  55 Ludgate Hill           Emerging Markets Equity
  London EC4M 7JW           Asia Growth
  England                   Global Income
 -----------------------------------------------------

 As of September 1, 1999, the Investment Management Division ("IMD") was established as a new operating division of Goldman Sachs. This newly created entity includes GSAM, GSAMI and GSFM. Goldman Sachs registered as an invest-ment adviser in 1981. GSAMI, a member of the Investment Management Regula-tory Organization Limited since 1990 and a registered investment adviser since 1991, is an affiliate of Goldman Sachs. GSFM, a registered investment adviser since 1990, is a Delaware limited partnership which is an affiliate of Goldman Sachs. The Goldman Sachs Group, L.P., which controlled the Investment Advisers, merged into the Goldman Sachs Group, Inc. as a result of an initial public offering. As of December 31, 1999, GSAM, GSAMI and GSFM, along with other units of IMD, had assets under management of $258.5 billion.

 Under an Asset Allocation Management Agreement with each Portfolio, the Investment Adviser, subject to the general supervision of the Trustees, pro-vides day-to-day advice as to each Portfolio's investment transactions, including determinations concerning changes to (a) the Underlying Funds in which the Portfolios may invest; and (b) the percentage range of assets of any Portfolio that may be invested in the Underlying Equity Funds and the Underlying Fixed-Income Funds as separate groups.

 The Investment Adviser also performs the following additional services for the Portfolios:
 . Supervises all non-advisory operations of the Portfolios
 . Provides personnel to perform necessary executive, administrative and clerical services to the Portfolios
 . Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the Securities and Exchange Commission (the "SEC") and other regulatory authorities
 . Maintains the records of each Portfolio
 .Provides office space and all necessary office equipment and services

 MANAGEMENT FEES

 As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Portfolio's average daily net assets):

                                                      Actual Rate
                                                For the Fiscal Year Ended
  Portfolio                   Contractual Rate     December 31, 1999
 ------------------------------------------------------------------------
  Conservative Strategy            0.35%                 0.15%
 ------------------------------------------------------------------------
  Balanced Strategy                0.35%                 0.15%
 ------------------------------------------------------------------------
  Growth and Income Strategy       0.35%                 0.15%
 ------------------------------------------------------------------------
  Growth Strategy                  0.35%                 0.15%
 ------------------------------------------------------------------------
  Aggressive Growth Strategy       0.35%                 0.15%
 ------------------------------------------------------------------------

 The difference, if any, between the stated fees and the actual fees paid by the Portfolios reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

                                                          SERVICE PROVIDERS

In addition, each Portfolio, as a shareholder in the Underlying Funds, will indirectly bear a proportionate share of any investment management fees and other expenses paid by the Underlying Funds. The following chart shows the total net operating expense ratios (management fee plus other operating expenses) of Institutional Shares of each Underlying Fund in which the Portfo-lios may invest after applicable fee waivers and expense limitations, as of the end of each Underlying Fund's most recent fiscal year. In addition, the follow-ing chart shows the contractual investment management fees payable to the investment adviser and its affiliates by the Underlying Funds (in each case as an annualized percentage of a Fund's average net assets). Absent voluntary fee waivers and/or expense reimbursements, which may be discontinued at any time, the total operating expense ratios of certain Underlying Funds would be higher.

                                                Total Net
                                    Contractual Operating
                                    Management   Expense
Underlying Fund                         Fee       Ratio
---------------------------------------------------------
Financial Square Prime Obligations    0.205%      0.18%
---------------------------------------------------------
Short Duration Government              0.50%      0.54%
---------------------------------------------------------
Adjustable Rate Government             0.40%      0.49%
---------------------------------------------------------
Core Fixed Income                      0.40%      0.54%
---------------------------------------------------------
Government Income                      0.65%      0.58%
---------------------------------------------------------
Global Income                          0.90%      0.69%
---------------------------------------------------------
High Yield                             0.70%      0.76%
---------------------------------------------------------
Growth and Income                      0.70%      0.79%
---------------------------------------------------------
CORE U.S. Equity                       0.75%      0.74%
---------------------------------------------------------
CORE Large Cap Growth                  0.75%      0.64%
---------------------------------------------------------
CORE Large Cap Value                   0.60%      0.64%
---------------------------------------------------------
CORE Small Cap Equity                  0.85%      0.93%
---------------------------------------------------------
Capital Growth                         1.00%      1.04%
---------------------------------------------------------
CORE International Equity              0.85%      1.01%
---------------------------------------------------------
Mid Cap Value*                         0.75%      0.89%
---------------------------------------------------------
Small Cap Value                        1.00%      1.10%
---------------------------------------------------------
International Equity                   1.00%      1.14%
---------------------------------------------------------
Japanese Equity                        1.00%      1.05%
---------------------------------------------------------
European Equity                        1.00%      1.14%
---------------------------------------------------------
International Small Cap                1.20%      1.40%
---------------------------------------------------------
Emerging Markets Equity                1.20%      1.39%
---------------------------------------------------------
Asia Growth                            1.00%      1.20%
---------------------------------------------------------
Real Estate Securities                 1.00%      1.04%
---------------------------------------------------------

*Formerly, "Mid Cap Equity."

 PORTFOLIO MANAGERS

 Robert B. Litterman, Ph.D., a Managing Director of Goldman Sachs, is the co-developer, along with the late Fischer Black, of the Black-Litterman Global Asset Allocation Model, a key tool in IMD's asset allocation process. As Director of Quantitative Resources, Dr. Litterman oversees Quantitative Equities, the Quantitative Strategies Group, the Investment Performance & Valuation Oversight Group, and the Client Research Groups. In total, these groups include over 120 professionals. Prior to moving to IMD, Dr. Litterman was the head of the Firmwide Risk department since becoming a Partner in 1994. Preceding his time in the Operations, Technology & Finance Division, Dr. Litterman spent eight years in the Fixed Income Division's research department where he was co-director of the research and model development group.

 Quantitative Strategies Group

 . The 30-person Quantitative Strategies Group includes eight Ph.Ds, with extensive academic and practitioner experience
 . Disciplined, quantitative models are used to determine the relative attractiveness of the world's stock, bond and currency markets
 . Theory and economic intuition guide the investment process

--------------------------------------------------------------------------------

Quantitative Strategies Group

                        Years Primarily
 Name and Title         Responsible     Five Year Employment History
--------------------------------------------------------------------------------
 Mark M. Carhart,            Since      Dr. Carhart joined the Investment
 Ph.D., CFA Managing         1998       Adviser as a member of the Quantitative
 Director, Co-Head                      Strategies Group in 1997. From August
 Quantitative                           1995 to September 1997, he was Assistant
 Strategies and Senior                  Professor of Finance at the Marshall
 Portfolio Manager                      School of Business at USC and a Senior
                                        Fellow of the Wharton Financial
                                        Institutions Center. From 1993 to 1995,
                                        he was a lecturer and graduate student
                                        at the University of Chicago Graduate
                                        School of Business.
--------------------------------------------------------------------------------
 Raymond J. Iwanowski        Since      Mr. Iwanowski joined the Investment
 Managing Director, Co-      1998       Adviser as an associate and portfolio
 Head Quantitative                      manager in 1997. From 1993 to 1997, he
 Strategies and Senior                  was a Vice President and head of the
 Portfolio Manager                      Fixed Derivatives Client Research group
                                        at Salomon Brothers.
--------------------------------------------------------------------------------

                                                          SERVICE PROVIDERS

Quantitative Strategies Group

                        Years Primarily
 Name and Title         Responsible     Five Year Employment History
--------------------------------------------------------------------------------
 Donald M. Raymond,          Since      Prior to joining the Investment Adviser
 Ph.D. Vice President        1998       in July 1988, Dr. Raymond spent four
 and Portfolio Manager                  years as head of Fixed Income Research
                                        and Chief Strategist for Goldman Sachs
                                        Canada. Prior to joining the Investment
                                        Adviser, Dr. Raymond worked for a
                                        Canadian Investment Bank for three
                                        years, where he developed fixed income
                                        cash and derivative pricing models, and
                                        portfolio arbitrage strategies.
--------------------------------------------------------------------------------
 Giorgio De Santis,          Since      Dr. DeSantis joined the Investment
 Ph.D. Vice President        1998       Adviser in 1998. From 1992 to 1998, he
 and Portfolio Manager                  was Assistant Professor of Finance and
                                        Business Economics at the Marshall
                                        School of Business at USC.
--------------------------------------------------------------------------------
 William J. Fallon,          Since      Dr. Fallon joined the Investment Adviser
 Ph.D. Vice President        1998       in 1998. From 1996 to 1998, he worked in
 and Portfolio Manager                  the Firmwide Risk Group of Goldman
                                        Sachs. From 1991 to 1996, he attended
                                        Columbia University, where he earned a
                                        Ph.D. in Finance.
--------------------------------------------------------------------------------
 Guang-Liang He, Ph.D.       Since      Dr. He joined the Investment Adviser in
 Vice President and          1998       1998. In 1997, he worked in the Firmwide
 Portfolio Manager                      Risk Group of Goldman Sachs. From 1992
                                        to 1997, he worked at Quantitative
                                        Financial Strategies, Inc. where he was
                                        responsible for the research and
                                        development of proprietary trading
                                        models.
--------------------------------------------------------------------------------

 DISTRIBUTOR AND TRANSFER AGENT


 Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Portfolio's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois, 60606-6372, also serves as each Portfolio's transfer agent (the "Transfer Agent") and, as such, per-forms various shareholder servicing functions.

 From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Underlying Funds or Portfolios. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

 ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS


 The involvement of the Investment Adviser, Goldman Sachs and their affili-ates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to an Underlying Fund or limit an Underlying Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Underlying Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Underlying Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strate-gies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Underlying Funds. The results of an Underlying Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that an Under-lying Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trad-ing for proprietary or other accounts. In addition, the Underlying Funds may, from time to time, enter into transactions in which other clients of Goldman Sachs have an adverse interest. An Underlying Fund's activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.

 YEAR 2000

 Goldman Sachs spent a total of approximately $185 million over the past sev-eral years to address the potential hardware, software and other computer and technology problems associated with the transition to Year 2000 and to confirm that its service providers did the same. As a result of those efforts, Goldman Sachs did not experience any material disruptions in its operations as a result of the transition to the Year 2000.

Dividends

Each Fund pays dividends from its net investment income and capital gain net income. You may choose to have dividends paid in:
 . Cash
 . Additional shares of the same class of the same Fund
 . Shares of the same or an equivalent class of another Goldman Sachs Fund. Spe-cial restrictions may apply for certain ILA Portfolios. See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend. If you do not indicate any choice, dividends will be rein-vested automatically in the applicable Fund.

The election to reinvest dividends in additional shares will not affect the tax treatment of such dividends, which will be treated as received by you and then used to purchase the shares.

Dividends from net investment income and capital gain net income are declared and paid as follows:


                            Net Investment Capital Gain
Portfolio                       Income     Net Income
-------------------------------------------------------
Conservative Strategy          Monthly       Annually
-------------------------------------------------------
Balanced Strategy             Quarterly      Annually
-------------------------------------------------------
Growth and Income Strategy    Quarterly      Annually
-------------------------------------------------------
Growth Strategy                Annually      Annually
-------------------------------------------------------
Aggressive Growth Strategy     Annually      Annually
-------------------------------------------------------

From time to time a portion of a Portfolio's dividends may constitute a return of capital.

At the time of an investor's purchase of shares of a Portfolio, a portion of the net asset value ("NAV") per share may be represented by undistributed income or undistributed realized appreciation of the Portfolio's portfolio securities. Therefore, subsequent distributions on such shares from such income or realized appreciation may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

Shareholder Guide

 The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds' shares.

 HOW TO BUY SHARES


 How Can I Purchase Class A, Class B And Class C Shares Of The Funds? You may purchase shares of the Funds through:
 . Goldman Sachs;
 . Authorized Dealers; or
 . Directly from Goldman Sachs Trust (the "Trust").

 In order to make an initial investment in a Fund, you must furnish to the Fund, Goldman Sachs or your Authorized Dealer the information in the Account Application.

 To Open an Account:

 . Complete the Account Application
 . Mail your payment and Account Application to:
   Your Authorized Dealer
  - Purchases by check or Federal Reserve draft should be made payable to your Authorized Dealer
  - Your Authorized Dealer is responsible for forwarding payment promptly (within three business days) to the Fund

  or

  Goldman Sachs Funds c/o National Financial Data Services, Inc. ("NFDS"), P.O. Box 219711, Kansas City, MO 64121-9711
  - Purchases by check or Federal Reserve draft should be made payable to Goldman Sachs Funds - (Name of Fund and Class of Shares)
  - NFDS will not accept a check drawn on a foreign bank, a third-party check, cash, money orders, travelers checques or credit card checks
  - Federal funds wire, Automated Clearing House Network ("ACH") transfer or bank wires should be sent to State Street Bank and Trust Company ("State Street") (each Fund's custodian). Please call the Funds at 1-800-526-7384 to get detailed instructions on how to wire your money.

                                                               SHAREHOLDER GUIDE


 What Is My Minimum Investment In The Funds?

                                                             Initial Additional
 ------------------------------------------------------------------------------
  Regular Accounts                                           $1,000     $50
 ------------------------------------------------------------------------------
  Tax-Sheltered Retirement Plans (excluding SIMPLE IRAs and
   Education IRAs)                                             $250     $50
 ------------------------------------------------------------------------------
  Uniform Gift to Minors Act Accounts/Uniform Transfer to
   Minors Act Accounts                                         $250     $50
 ------------------------------------------------------------------------------
  403(b) Plan Accounts                                         $200     $50
 ------------------------------------------------------------------------------
  SIMPLE IRAs and Education IRAs                                $50     $50
 ------------------------------------------------------------------------------
  Automatic Investment Plan Accounts                            $50     $50
 ------------------------------------------------------------------------------

 What Alternative Sales Arrangements Are Available?
 The Funds offer three classes of shares through this Prospectus.


 ------------------------------------------------------------------------
  Maximum Amount You Can Buy In The  Class A No limit
   Aggregate Across Funds
                         ------------------------------------------------
                                     Class B $250,000
                         ------------------------------------------------
                                     Class C $1,000,000
 ------------------------------------------------------------------------
  Initial Sales Charge               Class A Applies to purchases of less
                                             than $1 million--varies by
                                             size of investment with a
                                             maximum of 5.5%
                         ------------------------------------------------
                                     Class B None
                         ------------------------------------------------
                                     Class C None
 ------------------------------------------------------------------------
  CDSC                               Class A 1.00% on certain investments
                                             of $1 million or more if you
                                             sell within 18 months
                         ------------------------------------------------
                                     Class B 6 year declining CDSC with a
                                             maximum of 5%
                         ------------------------------------------------
                                     Class C 1% if shares are redeemed
                                             within 12 months of purchase
 ------------------------------------------------------------------------
  Conversion Feature                 Class A None
                         ------------------------------------------------
                                     Class B Class B Shares convert to
                                             Class A Shares after 8 years
                         ------------------------------------------------
                                     Class C None
 ------------------------------------------------------------------------

 What Else Should I Know About Share Purchases?
 The Trust reserves the right to:
 . Refuse to open an account if you fail to (i) provide a social security number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).
 . Reject or restrict any purchase or exchange order by a particular pur-chaser (or group of related purchasers). This may occur, for example, when a pattern of frequent purchases, sales or exchanges of shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt management of a Fund.

 . Close a Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by a Fund's Investment Adviser.
 . Modify or waive the minimum investment amounts.
 . Modify the manner in which shares are offered.
 . Modify the sales charge rates applicable to future purchases of shares.

 The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund's investment policies and operations and if approved by the Fund's Investment Adviser.

 How Are Shares Priced?
 The price you pay or receive when you buy, sell or exchange shares is deter-mined by a Fund's NAV and share class. Each class calculates its NAV as fol-lows:

                   (Value of Assets of the Class)
      NAV =         - (Liabilities of the Class)
              -----------------------------------------
              Number of Outstanding Shares of the Class

 The Funds' investments are valued based on market quotations or, if accurate quotations are not readily available, the fair value of the Fund's invest-ments may be determined in good faith under procedures established by the Trustees.

 . NAV per share of each share class is calculated by the Fund's custodian on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time). Fund shares will not be priced on any day the New York Stock Exchange is closed.
 . When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form, plus any applicable sales charge.
 . When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form, less any applicable CDSC.

 Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time.

 Foreign securities may trade in their local markets on days a Fund is closed. As a result, if the Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.

                                                               SHAREHOLDER GUIDE

 In addition, the impact of events that occur after the publication of market quotations used by a Fund to price its securities (for example, in foreign markets) but before the close of regular trading on the New York Stock Exchange will normally not be reflected in a Fund's next determined NAV unless the Trust, in its discretion, makes an adjustment in light of the nature and materiality of the event, its effect on Fund operations and other relevant factors.

 COMMON QUESTIONS ABOUT THE PURCHASE OF CLASS A SHARES

 What Is The Offering Price Of Class A Shares?
 The offering price of Class A Shares of each Fund is the next determined NAV per share plus an initial sales charge paid to Goldman Sachs at the time of purchase of shares. The sales charge varies depending upon the amount you purchase. In some cases, described below, the initial sales charge may be eliminated altogether, and the offering price will be the NAV per share. The current sales charges and commissions paid to Authorized Dealers are as fol-lows:


                                                     Sales Charge  Maximum Dealer
                                     Sales Charge as as Percentage  Allowance as
         Amount of Purchase           Percentage of  of Net Amount  Percentage of
  (including sales charge, if any)   Offering Price    Invested    Offering Price*
 ---------------------------------------------------------------------------------
  Less than $50,000                       5.50%          5.82%          5.00%
  $50,000 up to (but less than)
   $100,000                               4.75           4.99           4.00
  $100,000 up to (but less than)
   $250,000                               3.75           3.90           3.00
  $250,000 up to (but less than)
   $500,000                               2.75           2.83           2.25
  $500,000 up to (but less than)
   $1 million                             2.00           2.04           1.75
  $1 million or more                      0.00**         0.00**          ***
 ---------------------------------------------------------------------------------

   * Dealer's allowance may be changed periodically. During special promo-tions, the entire sales charge may be allowed to Authorized Dealers. Authorized Dealers to whom substantially the entire sales charge is allowed may be deemed to be "underwriters" under the Securities Act of 1933.
  ** No sales charge is payable at the time of purchase of Class A Shares of $1 million or more, but a CDSC of 1% may be imposed in the event of certain redemptions within 18 months of purchase.
 *** The Distributor pays a one-time commission to Authorized Dealers who initiate or are responsible for purchases of $1 million or more of shares of the Funds equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter. The Distributor may also pay, with respect to all or a portion of the amount purchased, a commission in accordance with the foregoing schedule to Authorized Dealers who initiate or are responsible for purchases of $500,000 or more by certain pension and profit sharing plans, pension funds and other company-sponsored benefit plans investing in the Funds which sat-isfy the criteria set forth below in "When Are Class A Shares Not Sub-ject To A Sales Load?" or $1 million or more by certain "wrap" accounts. Purchases by such plans will be made at NAV with no initial sales charge, but if all of the shares held are redeemed within 18 months after the end of the calendar month in which such purchase was made, a CDSC of 1% may be imposed upon the plan sponsor or the third party administrator. In addition, Authorized Dealers will remit to the Distributor such payments received in connection with "wrap" accounts in the event that shares are redeemed within 18 months after the end of the calendar month in which the purchase was made.

 What Else Do I Need To Know About Class A Shares' CDSC?
 Purchases of $1 million or more of Class A Shares will be made at NAV with no initial sales charge. However, if you redeem shares within 18 months after the end of the calendar month in which the purchase was made, exclud-ing any period of time in which the shares were exchanged into and remained invested in an equivalent class of an ILA Portfolio, a CDSC of 1% may be imposed. The CDSC may not be imposed if your Authorized Dealer enters into an agreement with the Distributor to return all or an applicable prorated portion of its commission to the Distributor. The CDSC is waived on redemp-tions in certain circumstances. See "In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or Reduced?" below.

 When Are Class A Shares Not Subject To A Sales Load?
 Class A Shares of the Funds may be sold at NAV without payment of any sales charge to the following individuals and entities:
 . Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of these individuals;
 . Qualified retirement plans of Goldman Sachs;
 . Trustees or directors of investment companies for which Goldman Sachs or an affiliate acts as sponsor;
 . Any employee or registered representative of any Authorized Dealer or their respective spouses, children and parents;
 . Banks, trust companies or other types of depository institutions investing for their own account or investing for discretionary or non-discretionary accounts;
 . Any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of a Fund;
 . Pension and profit sharing plans, pension funds and other company-spon-
   sored benefit plans that:
  . Buy shares of Goldman Sachs Funds worth $500,000 or more; or . Have 100 or more eligible employees at the time of purchase; or . Certify that they expect to have annual plan purchases of shares of
    Goldman Sachs Funds of $200,000 or more; or . Are provided administrative services by certain third-party administra-
    tors that have entered into a special service arrangement with Goldman Sachs relating to such plans; or
  . Have at the time of purchase aggregate assets of at least $2,000,000;

                                                               SHAREHOLDER GUIDE

 . "Wrap" accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards;
 . Registered investment advisers investing for accounts for which they receive asset-based fees;
 . Accounts over which GSAM or its advisory affiliates have investment dis-
   cretion; or
 . Shareholders receiving distributions from a qualified retirement plan invested in the Goldman Sachs Funds and reinvesting such proceeds in a Goldman Sachs IRA.

 You must certify eligibility for any of the above exemptions on your Account Application and notify the Fund if you no longer are eligible for the exemp-tion. The Fund will grant you an exemption subject to confirmation of your entitlement. You may be charged a fee if you effect your transactions through a broker or agent.

 How Can The Sales Charge On Class A Shares Be Reduced?
 . Right of Accumulation: When buying Class A Shares in Goldman Sachs Funds, your current aggregate investment determines the initial sales load you pay. You may qualify for reduced sales charges when the current market value of holdings (shares at current offering price), plus new purchases, reaches $50,000 or more. Class A Shares of any of the Goldman Sachs Funds may be combined under the Right of Accumulation. To qualify for a reduced sales load, you or your Authorized Dealer must notify the Funds' Transfer Agent at the time of investment that a quantity discount is applicable. Use of this service is subject to a check of appropriate records. The Additional Statement has more information about the Right of Accumulation.
 . Statement of Intention: You may obtain a reduced sales charge by means of a written Statement of Intention which expresses your non-binding commit-ment to invest in the aggregate $50,000 or more (not counting reinvest-ments of dividends and distributions) within a period of 13 months in Class A Shares of one or more Goldman Sachs Fund. Any investments you make during the period will receive the discounted sales load based on the full amount of your investment commitment. If the investment commitment of the Statement of Intention is not met prior to the expiration of the 13-month period, the entire amount will be subject to the higher applicable sales charge. By signing the Statement of Intention, you authorize the Transfer Agent to escrow and redeem Class A Shares in your account to pay this additional charge. The Additional Statement has more information about the Statement of Intention, which you should read carefully.

 COMMON QUESTIONS ABOUT THE PURCHASE OF CLASS B SHARES


 What Is The Offering Price Of Class B Shares?
 You may purchase Class B Shares of the Funds at the next determined NAV without an initial sales charge. However, Class B Shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table below based on how long you held your shares.

 The CDSC schedule is as follows:

                             CDSC as a
                           Percentage of
                           Dollar Amount
  Year Since Purchase     Subject to CDSC
 ----------------------------------------
  First                         5%
  Second                        4%
  Third                         3%
  Fourth                        3%
  Fifth                         2%
  Sixth                         1%
  Seventh and thereafter       None
 ----------------------------------------

 Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor's expenses related to providing distribution-related services to the Funds in connection with the sale of Class B Shares, including the payment of compensation to Authorized Dealers. A commission equal to 4% of the amount invested is paid to Authorized Deal-ers.

 What Should I Know About The Automatic Conversion Of Class B Shares?
 Class B Shares of a Fund will automatically convert into Class A Shares of the same Fund at the end of the calendar quarter that is eight years after the purchase date.

 If you acquire Class B Shares of a Fund by exchange from Class B Shares of another Goldman Sachs Fund, your Class B Shares will convert into Class A Shares of such Fund based on the date of the initial purchase and the CDSC schedule of that purchase.

 If you acquire Class B Shares through reinvestment of distributions, your Class B Shares will convert into Class A Shares based on the date of the initial purchase of the shares on which the distribution was paid.

 The conversion of Class B Shares to Class A Shares will not occur at any time the Funds are advised that such conversions may constitute taxable events for federal tax purposes, which the Funds believe is unlikely. If conversions do not occur as a

                                                               SHAREHOLDER GUIDE

 result of possible taxability, Class B Shares would continue to be subject to higher expenses than Class A Shares for an indeterminate period.

 A COMMON QUESTION ABOUT THE PURCHASE OF CLASS C SHARES


 What Is The Offering Price Of Class C Shares?
 You may purchase Class C Shares of the Funds at the next determined NAV without paying an initial sales charge. However, if you redeem Class C Shares within 12 months of purchase, a CDSC of 1% will normally be deducted from the redemption proceeds; provided that in connection with purchases by pension and profit sharing plans, pension funds and other company-sponsored benefit plans, where all of the Class C Shares are redeemed within 12 months of purchase, a CDSC of 1% may be imposed upon the plan sponsor or third party administrator.

 Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor's expenses related to providing distribution-related services to the Funds in connection with the sale of Class C Shares, including the payment of compensation to Authorized Dealers. An amount equal to 1% of the amount invested is normally paid by the Dis-tributor to Authorized Dealers.

 COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS A, B
 AND C SHARES


 What Else Do I Need To Know About The CDSC On Class A, B Or C Shares?
 . The CDSC is based on the lesser of the NAV of the shares at the time of redemption or the original offering price (which is the original NAV).
  . No CDSC is charged on shares acquired from reinvested dividends or capi-
    tal gains distributions.
  . No CDSC is charged on the per share appreciation of your account over the initial purchase price.
  . When counting the number of months since a purchase of Class B or Class
    C Shares was made, all payments made during a month will be combined and considered to have been made on the first day of that month.
 . To keep your CDSC as low as possible, each time you place a request to sell shares, the Funds will first sell any shares in your account that do not carry a CDSC and then the shares in your account that have been held the longest.

 In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or
 Reduced?
 The CDSC on Class A, Class B and Class C Shares that are subject to a CDSC may be waived or reduced if the redemption relates to:
 . Retirement distributions or loans to participants or beneficiaries from pension and profit sharing plans, pension funds and other company-spon-sored benefit plans (each a "Retirement Plan");
 . The death or disability (as defined in Section 72(m)(7) of the Internal
   Revenue Code of 1986, as amended (the "Code")) of a participant or benefi-ciary in a Retirement Plan;
 . Hardship withdrawals by a participant or beneficiary in a Retirement Plan; . Satisfying the minimum distribution requirements of the Code;
 . Establishing "substantially equal periodic payments" as described under
   Section 72(t)(2) of the Code;
 . The separation from service by a participant or beneficiary in a Retire-
   ment Plan;
 . The death or disability (as defined in Section 72(m)(7) of the Code) of a shareholder if the redemption is made within one year of the event;
 . Excess contributions distributed from a Retirement Plan;
 . Distributions from a qualified Retirement Plan invested in the Goldman
   Sachs Funds which are being rolled over to a Goldman Sachs IRA; or . Redemption proceeds which are to be reinvested in accounts or non-regis-
   tered products over which GSAM or its advisory affiliates have investment discretion.

 In addition, Class A, B and C Shares subject to a systematic withdrawal plan may be redeemed without a CDSC. The Funds reserve the right to limit such redemptions, on an annual basis, to 12% each of the value of your Class B and C Shares and 10% of the value of your Class A Shares.

 How Do I Decide Whether To Buy Class A, B Or C Shares?
 The decision as to which Class to purchase depends on the amount you invest, the intended length of the investment and your personal situation.

 . Class A Shares. If you are making an investment of $50,000 or more that qualifies for a reduced sales charge, you should consider purchasing Class A Shares.
 . Class B Shares. If you plan to hold your investment for at least six years and would prefer not to pay an initial sales charge, you might consider purchasing Class B Shares. By not paying a front-end sales charge, your entire investment in Class B Shares is available to work for you from the time you make your initial investment. However, the distribution and serv-ice fee paid by Class B

                                                               SHAREHOLDER GUIDE

  Shares will cause your Class B Shares (until conversion to Class A Shares) to have a higher expense ratio, and thus lower performance and lower divi-dend payments (to the extent dividends are paid) than Class A Shares. A maximum purchase limitation of $250,000 in the aggregate normally applies to Class B Shares.
 . Class C Shares. If you are unsure of the length of your investment or plan to hold your investment for less than six years and would prefer not to pay an initial sales charge, you may prefer Class C Shares. By not paying a front-end sales charge, your entire investment in Class C Shares is available to work for you from the time you make your initial investment. However, the distribution and service fee paid by Class C Shares will cause your Class C Shares to have a higher expense ratio, and thus lower performance and lower dividend payments (to the extent dividends are paid) than Class A Shares (or Class B Shares after conversion to Class A Shares).
  Although Class C Shares are subject to a CDSC for only 12 months, Class C Shares do not have the conversion feature applicable to Class B Shares and your investment will therefore pay higher distribution fees indefinitely.
  A maximum purchase limitation of $1,000,000 in the aggregate normally applies to purchases of Class C Shares.

 Note: Authorized Dealers may receive different compensation for selling Class A, Class B or Class C Shares.

 In addition to Class A, Class B and Class C Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

 HOW TO SELL SHARES


 How Can I Sell Class A, Class B And Class C Shares Of The Funds?
 You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Each Fund will redeem its shares upon request on any business day at the NAV next determined after receipt of such request in proper form, subject to any applicable CDSC. You may request that redemption proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.

  Instructions For Redemptions:
 --------------------------------------------------------------------
  By Writing:      . Write a letter of instruction that includes:
                   . Your name(s) and signature(s)
                   . Your account number
                   . The Fund names and Class of Shares
                   . The dollar amount you want to sell
                   . How and where to send the proceeds
                   . Obtain a signature guarantee (see details below)
                   . Mail your request to:
                     Goldman Sachs Funds
                     c/o NFDS
                     P.O. Box 219711
                     Kansas City, MO 64121-9711
 --------------------------------------------------------------------
  By Telephone:     If you have not declined the telephone redemption
                    privilege on your Account Application:
                   . 1-800-526-7384
                     (8:00 a.m. to 4:00 p.m. New York time)
                   . You may redeem up to $50,000 of your shares
                     within any 7 calendar day period
                   . Proceeds which are sent directly to a Goldman
                     Sachs brokerage account are not subject to the
                     $50,000 limit
 --------------------------------------------------------------------

 When Do I Need A Signature Guarantee To Redeem Shares?
 A signature guarantee is required if:
 . You are requesting in writing to redeem shares in an amount over $50,000; . You would like the redemption proceeds sent to an address that is not your address of record; or
 . You would like to change the bank designated on your Account Application.

 A signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a signature guarantee. Additional documentation may be required for executors, trustees or corporations or when deemed appropriate by the Trans-fer Agent.

 What Do I Need To Know About Telephone Redemption Requests?

 The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized tele-phone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption instructions from any person iden-tifying himself or herself as the owner of an account or the owner's regis-tered representative where the owner has not declined in writing to use this service. Thus, you risk possible losses if a telephone redemption is not authorized by you.

                                                               SHAREHOLDER GUIDE


 In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and NFDS each employ reasonable proce-dures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:
 . All telephone requests are recorded.
 . Proceeds of telephone redemption requests will be sent only to your address of record or authorized bank account designated in the Account Application (unless you provide written instructions and a signature guar-antee, indicating another address or account) and exchanges of shares nor-mally will be made only to an identically registered account.

 . Telephone redemptions by check to your address of record will not be accepted during the 30-day period following any change in your address of record.
 . The telephone redemption option does not apply to shares held in a "street name" account. "Street name" accounts are accounts maintained and serviced by your Authorized Dealer. If your account is held in "street name," you should contact your registered representative of record, who may make tel-ephone redemptions on your behalf.
 . The telephone redemption option may be modified or terminated at any time.

 Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

 How Are Redemption Proceeds Paid?
 By Wire: You may arrange for your redemption proceeds to be wired as federal funds to the bank account designated in your Account Application. The fol-lowing general policies govern wiring redemption proceeds:
 . Redemption proceeds will normally be wired on the next business day in federal funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
 . A transaction fee of $7.50 may be charged for payments of redemption pro-ceeds by wire. Your bank may also charge wiring fees. You should contact your bank directly to learn whether it charges such fees.

 . To change the bank designated on your Account Application, you must send written instructions (with your signature guaranteed) to the Transfer Agent.

 . Neither the Trust, Goldman Sachs nor any Authorized Dealer assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.
 By Check: You may elect to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of a properly executed redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

 What Else Do I Need To Know About Redemptions?
 The following generally applies to redemption requests:
 . Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.

 The Trust reserves the right to:
 . Redeem your shares if your account balance is less than $50 as a result of a redemption. The Funds will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Funds will give you 60 days' prior writ-ten notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption.
 . Redeem your shares in other circumstances determined by the Board of
   Trustees to be in the best interests of the Trust.
 . Pay redemptions by a distribution in-kind of securities (instead of cash).
   If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

 . Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distribu-tions be returned to the Fund as undeliverable or remain uncashed for six months. In addition, that distribution and all future distributions pay-able to you will be reinvested at NAV in additional Fund shares. No inter-est will accrue on amounts represented by uncashed distribution or redemp-tion checks.

 Can I Reinvest Redemption Proceeds In The Same Or Another Goldman Sachs
 Fund?
 You may redeem shares of a Fund and reinvest a portion or all of the redemp-tion proceeds (plus any additional amounts needed to round off purchases to the nearest full share) at NAV. To be eligible for this privilege, you must hold the shares you want to redeem for at least 30 days and you must rein-vest the share proceeds within 90 days after you redeem. You may reinvest as follows:
 . Class A or B Shares--Class A Shares of the same Fund or any other Goldman
   Sachs Fund

                                                               SHAREHOLDER GUIDE
 . Class C Shares--Class C Shares of the same Fund or any other Goldman Sachs
   Fund
 . You should obtain and read the applicable prospectuses before investing in any other Funds.
 . If you pay a CDSC upon redemption of Class A or Class C Shares and then reinvest in Class A or Class C Shares as described above, your account will be credited with the amount of the CDSC you paid. The reinvested shares will, however, continue to be subject to a CDSC. The holding period of the shares acquired through reinvestment will include the holding period of the redeemed shares for purposes of computing the CDSC payable upon a subsequent redemption. For Class B Shares, you may reinvest the redemption proceeds in Class A Shares at NAV but the amount of the CDSC paid upon redemption of the Class B Shares will not be credited to your account.
 . The reinvestment privilege may be exercised at any time in connection with transactions in which the proceeds are reinvested at NAV in a tax-shel-tered retirement plan. In other cases, the reinvestment privilege may be exercised once per year upon receipt of a written request.
 . You may be subject to tax as a result of a redemption. You should consult your tax adviser concerning the tax consequences of a redemption and rein-vestment.

 Can I Exchange My Investment From One Fund To Another?
 You may exchange shares of a Fund at NAV without the imposition of an ini-tial sales charge or CDSC at the time of exchange for shares of the same class or an equivalent class of any other Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days' written notice to you.


  Instructions For
  Exchanging
  Shares:
 ----------------------------------------------------------------------
  By Writing:        . Write a letter of instruction that includes:
                     . Your name(s) and signature(s)
                     . Your account number
                     . The Fund names and Class of Shares
                     . The dollar amount you want to exchange
                     . Obtain a signature guarantee (see details above)
                     . Mail the request to:
                      Goldman Sachs Funds
                      c/o NFDS
                      P.O. Box 219711
                      Kansas City, MO 64121-9711
                     or for overnight delivery--
                     Goldman Sachs Funds
                     c/o NFDS
                     330 West 9th St.
                     Poindexter Bldg., 1st Floor
                     Kansas City, MO 64105
 ----------------------------------------------------------------------
  By Telephone:      If you have not declined the telephone exchange
                     privilege on your Account Application:
                     . 1-800-526-7384
                       (8:00 a.m. to 4:00 p.m. New York time)
 ----------------------------------------------------------------------

 You should keep in mind the following factors when making or considering an exchange:
 . You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
 . Six free exchanges are allowed in each 12 month period.
 . A $12.50 fee may be charged for each subsequent exchange.
 . There is no charge for exchanges made pursuant to the Automatic Exchange
   Program.
 . The exchanged shares may later be exchanged for shares of the same class
   (or an equivalent class) of the original Fund at the next determined NAV without the imposition of an initial sales charge or CDSC if the amount in the Fund resulting from such exchanges is less than the largest amount on which you have previously paid the applicable sales charge.
 . When you exchange shares subject to a CDSC, no CDSC will be charged at that time. The exchanged shares will be subject to the CDSC of the shares originally held. For purposes of determining the amount of the applicable CDSC, the length of time you have owned the shares will be measured from the date you acquired the original shares subject to a CDSC and will not be affected by a subsequent exchange.
 . Eligible investors may exchange certain classes of shares for another class of shares of the same Fund. For further information, call Goldman Sachs Funds at 1-800-526-7384.
 . All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund.
 . Exchanges are available only in states where exchanges may be legally made.
 . It may be difficult to make telephone exchanges in times of drastic eco-
   nomic or market conditions.
 . Goldman Sachs and NFDS may use reasonable procedures described under "What
   Do I Need to Know About Telephone Redemption Requests?" in an effort to prevent unauthorized or fraudulent telephone exchange requests.
 . Telephone exchanges normally will be made only to an identically regis-tered account. Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification num-bers only if the exchange instructions are in writing and accompanied by a signature guarantee.

 For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should con-sult your tax adviser concerning the tax consequences of an exchange.

                                                               SHAREHOLDER GUIDE


 SHAREHOLDER SERVICES


 Can I Arrange To Have Automatic Investments Made On A Regular Basis?
 You may be able to make systematic cash investments through your bank via ACH transfer or your checking account via bank draft each month. Forms for this option are available from Goldman Sachs, your Authorized Dealer or you may check the appropriate box on the Account Application.

 Can My Dividends And Distributions From A Fund Be Invested In Other Funds? You may elect to cross-reinvest dividends and capital gain distributions paid by a Fund in shares of the same class or an equivalent class of any other Goldman Sachs Fund.
 . Shares will be purchased at NAV.
 . No initial sales charge or CDSC will be imposed.
 . You may elect cross-reinvestment into an identically registered account or an account registered in a different name or with a different address, social security number or taxpayer identification number provided that the account has been properly established, appropriate signature guarantees obtained and the minimum initial investment has been satisfied.

 Can I Arrange To Have Automatic Exchanges Made On A Regular Basis?
 You may elect to exchange automatically a specified dollar amount of shares of a Fund for shares of the same class or an equivalent class of any other Goldman Sachs Fund.
 . Shares will be purchased at NAV.
 . No initial sales charge is imposed.
 . Shares subject to a CDSC acquired under this program may be subject to a CDSC at the time of redemption from the Fund into which the exchange is made depending upon the date and value of your original purchase.
 . Automatic exchanges are made monthly on the 15th day of each month or the first business day thereafter.
 . Minimum dollar amount: $50 per month.

 What Else Should I Know About Cross-Reinvestments And Automatic Exchanges? Cross-reinvestments and automatic exchanges are subject to the following conditions:
 . You must hold $5,000 or more in the Fund which is paying the dividend or from which the exchange is being made.

 . You must invest an amount in the Fund into which cross-reinvestments or automatic exchanges are being made that is equal to that Fund's minimum initial investment or continue to cross-reinvest or to make automatic exchanges until such minimum initial investment is met.
 . You should obtain and read the prospectus of the Fund into which dividends are invested or automatic exchanges are made.

 Can I Have Automatic Withdrawals Made On A Regular Basis?
 You may draw on your account systematically via check or ACH transfer in any amount of $50 or more.
 . It is normally undesirable to maintain a systematic withdrawal plan at the same time that you are purchasing additional Class A, Class B or Class C Shares because of the sales charge imposed on your purchases of Class A Shares or the imposition of a CDSC on your redemptions of Class A, Class B or Class C Shares.
 . You must have a minimum balance of $5,000 in a Fund.
 . Checks are mailed on or about the 25th day of each month.
 . Each systematic withdrawal is a redemption and therefore a taxable trans-
   action.
 . The CDSC applicable to Class A, Class B or Class C Shares redeemed under the systematic withdrawal plan may be waived.

 What Types of Reports Will I Be Sent Regarding My Investment?
 You will be provided with a printed confirmation of each transaction in your account and an individual quarterly account statement. A year-to-date state-ment for your account will be provided upon request made to Goldman Sachs. If your account is held in "street name" you may receive your statement and confirmations on a different schedule.

 You will also receive an annual shareholder report containing audited finan-cial statements and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting Goldman Sachs Funds by phone at 1-800-526-7384 or by mail at Goldman Sachs Funds, 4900 Sears Tower--60th Floor, Chicago, IL 60606-6372. The Funds will begin sending individual copies to you within 30 days after receipt of your revocation.

 The Funds do not generally provide sub-accounting services.

 What Should I Know When I Purchase Shares Through An Authorized Dealer? Authorized Dealers and other financial intermediaries may provide varying arrangements for their clients to purchase and redeem Fund shares. They may charge additional fees not described in this Prospectus to their customers for such services.

                                                               SHAREHOLDER GUIDE


 If shares of a Fund are held in a "street name" account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distribu-tions relating to your account will be performed by the Authorized Dealer, and not by the Fund and its Transfer Agent. Since the Funds will have no record of your transactions, you should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about your account. The transfer of shares in a "street name" account to an account with another dealer or to an account directly with the Fund involves special procedures and will require you to obtain historical purchase information about the shares in the account from the Authorized Dealer.

 Authorized Dealers and other financial intermediaries may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by the Trust, to designate other intermediaries to accept such orders. In these cases:
 . A Fund will be deemed to have received an order that is in proper form when the order is accepted by an Authorized Dealer or intermediary on a business day, and the order will be priced at the Fund's NAV per share (adjusted for any applicable sales charge) next determined after such acceptance.
 . Authorized Dealers and intermediaries are responsible for transmitting accepted orders to the Funds within the time period agreed upon by them.

 You should contact your Authorized Dealer or intermediary to learn whether it is authorized to accept orders for the Trust.

 The Investment Adviser, Distributor and/or their affiliates may pay addi-tional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Authorized Dealers and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Additional compensation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested.

 DISTRIBUTION SERVICES AND FEES


 What Are The Different Distribution And Service Fees Paid By Class A, B and C Shares?

 The Trust has adopted distribution and service plans (each a "Plan") under which Class A, Class B and Class C Shares bear distribution and service fees paid to Authorized Dealers and Goldman Sachs. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from this arrangement. Goldman Sachs pays the distribution and service fees on a quarterly basis.

 Under the Plans, Goldman Sachs is entitled to a monthly fee from each Fund for distribution services equal, on an annual basis, to 0.25%, 0.75% and 0.75%, respectively, of a Fund's average daily net assets attributed to Class A, Class B and Class C Shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.

 The distribution fees are subject to the requirements of Rule 12b-1 under the Act, and may be used (among other things) for:
 . Compensation paid to and expenses incurred by Authorized Dealers, Goldman
   Sachs and their respective officers, employees and sales representatives; . Commissions paid to Authorized Dealers;
 . Allocable overhead;
 . Telephone and travel expenses;
 . Interest and other costs associated with the financing of such compensa-
   tion and expenses;
 . Printing of prospectuses for prospective shareholders;
 . Preparation and distribution of sales literature or advertising of any type; and
 . All other expenses incurred in connection with activities primarily intended to result in the sale of Class A, Class B and Class C Shares.

 In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.75% distribution fee as an ongoing commission to Authorized Dealers after the shares have been held for one year.

 PERSONAL ACCOUNT MAINTENANCE SERVICES AND FEES


 Under the Plans, Goldman Sachs is also entitled to receive a separate fee equal on an annual basis to 0.25% of each Fund's average daily net assets attributed to Class B or Class C Shares. This fee is for personal and account maintenance services, and may be used to make payments to Goldman Sachs, Authorized Dealers and their officers, sales representatives and employees for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of their shares or their accounts or simi-lar services not otherwise provided on behalf of the Funds. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from this arrangement.

 In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.25% ongoing service fee to Authorized Dealers after the shares have been held for one year.

Taxation

 TAXABILITY OF DISTRIBUTIONS

 As with any investment, you should consider how your investment in the Port-folios will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or for-eign tax consequences of your investment in the Portfolios.

 Unless your investment is an IRA or other tax-advantaged account, you should consider the possible tax consequences of Portfolio distributions and the sale of your Portfolio shares.

 TAXES ON DISTRIBUTIONS

 Distributions you receive from the Portfolios are generally subject to fed-eral income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Portfolio shares or receive them in cash. For federal tax purposes, the Portfolios' income dividend distributions and short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are tax-able as long-term capital gains, no matter how long you have owned your Portfolio shares.

 Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Portfolios' dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. The Portfolios will inform shareholders of the character and tax status of all distributions promptly after the close of each calendar year.

 The REIT investments of the underlying Real Estate Securities Fund often do not provide complete tax information to the Fund until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Portfolios to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31.

 Each Portfolio may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Portfo-lios may deduct these taxes in computing their taxable income.

 If you buy shares of a Portfolio before it makes a distribution, the distri-bution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as "buying a dividend."

 TAXABILITY OF SALES AND EXCHANGES

 Your sale of Portfolio shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax pur-poses, the exchange of your Portfolio shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends that were received on the shares.

 OTHER INFORMATION

 When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Portfolio must withhold 31% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or cer-tify that it is correct, or if the IRS instructs the Portfolio to do so. Non-U.S. investors may be subject to U.S. withholding and estate tax.

Appendix A
Additional Information on the Underlying Funds
 This Appendix provides further information on certain types of securities and techniques that may be used by the Underlying Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request, and in the prospectuses of the Underlying Funds.

 The Underlying Equity Funds invest primarily in common stocks and other equity securities, including preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants and stock purchase rights ("equity securities"). The Underlying Fixed-Income Funds invest pri-marily in fixed-income securities, including senior and subordinated corpo-rate debt obligations (such as bonds, debentures, notes and commercial paper), convertible and non-convertible corporate debt obligations, loan participations and preferred stock.

 The Short-Duration Government and Adjustable Rate Government Funds invest in U.S. Government Securities and related repurchase agreements, and neither of these Underlying Funds, the Government Income Fund nor the Financial Square Prime Obligations Fund makes foreign investments. The investments of the Financial Square Prime Obligations Fund are limited by SEC regulations applicable to money market funds as described in its prospectus, and do not include many of the types of investments discussed below that are permitted for the other Underlying Funds. With these exceptions, and the further exceptions noted below, the following description applies generally to the Underlying Funds.

 A. General Risks of the Underlying Funds

 The Underlying Equity Funds will be subject to the risks associated with common stocks and other equity securities. In general, stock values fluctu-ate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the value of the stocks that an Underlying Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices gener-ally rise and periods when prices generally decline.

 The Underlying Fixed-Income Funds will be subject to the risks associated with fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase than other debt securities (although many mortgage related securities will have less potential than other debt securities for capital appreciation dur-ing periods of declining rates). Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer could default on its obligations, and an Underlying Fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans ("ARMs"), mort-gage-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mort-gages can either shorten (call risk) or lengthen (extension risk). In gener-al, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepay-ment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors.

 The Financial Square Prime Obligations Fund attempts to maintain a stable NAV of $1.00 per share and values its assets using the amortized cost method in accordance with SEC regulations. There is no assurance, however, that the Financial Square Prime Obligations Fund will be successful in maintaining its per share value at $1.00 on a continuous basis. The per share NAVs of the other Underlying Funds are expected to fluctuate on a daily basis.

 The portfolio turnover rates of the Underlying Funds have ranged from 40% to 280% during their most recent fiscal years. A high rate of portfolio turn-over (100% or more) involves correspondingly greater expenses which must be borne by an Underlying Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to shareholders. The port-folio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of an Underlying Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. There can be no assurance that the turnover rates of the Underlying Funds will remain within this range during subsequent fiscal years. Higher turnover rates may result in higher brokerage costs and expenses for the Underlying Funds. In addition, higher turnover rates may result in higher taxable realized gains for shareholders.

 B. Other Risks of the Underlying Funds

 Risks of Investing in Small Capitalization Companies and REITs. Certain Underlying Funds may invest in small capitalization companies and REITs. Investments in small capitalization companies and REITs involve greater risk and portfolio

                                                                      APPENDIX A

 price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies and REITs may be thinly traded and may have to be sold at a discount from current mar-ket prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient mar-ket liquidity, an Underlying Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a sub-stantial drop in price. Small capitalization companies and REITs include "unseasoned" issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Transaction costs for these investments are often higher than those for larger capitalization companies. Investments in small capitalization companies and REITs may be more difficult to price pre-cisely than other types of securities because of their characteristics and lower trading volumes.

 Risks of Foreign Investments. Certain of the Underlying Funds may invest in foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which an Underlying Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Underlying Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

 The introduction of a single currency, the euro, on January 1, 1999 for par-ticipating nations in the Economic and Monetary Union presents unique uncer-tainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates for cur-rencies being converted into the euro; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; whether the inter-est rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that may in the future become members of the European Union, may have an impact on the euro. These or other factors, including political and economic risks, could cause market disruptions, and could adversely affect the value of securities held by the Underlying Funds. Because of the number of countries using this single currency, a significant portion of the foreign assets held by certain of the Underlying Funds may be denominated in the euro.

 Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such proce-dures have been unable to keep pace with the volume of securities transac-tions, thus making it difficult to conduct such transactions.

 Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less gov-ernment regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Underlying Funds, and political or social instability or diplomatic developments which could affect investments in those countries.

 Concentration of an Underlying Fund's assets in one or a few countries and currencies will subject a Fund to greater risks than if an Underlying Fund's assets were not geographically concentrated.

 Investment in sovereign debt obligations by certain Underlying Funds involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repay-ment of the debt may be unable or unwilling to repay principal or pay inter-est when due in accordance with the terms of such debt, and an Underlying Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn an Underlying Fund's NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

                                                                      APPENDIX A

 A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the avail-ability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sov-ereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

 Investments in foreign securities may take the form of sponsored and unsponsored American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"). Certain Underlying Funds may also invest in European Depository Receipts ("EDRs") or other similar instruments representing secu-rities of foreign issuers. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

 Risks of Emerging Countries. Certain Underlying Funds may invest in securi-ties of issuers located in emerging countries. The risks of foreign invest-ment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. An Underlying Fund's purchase and sale of portfolio securities in certain emerging countries may be con-strained by limitations as to daily changes in the prices of listed securi-ties, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of an Underlying Fund, the invest-ment adviser, its affiliates and their respective clients and other service providers. An Underlying Fund may not be able to sell securities in circum-stances where price, trading or settlement volume limitations have been reached.

 Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a spe-cific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportuni-ties in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by an Underlying Fund. The repatria-tion of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in equity securities in certain Asian countries, it is anticipated that an Underlying Fund may invest in such countries through other investment funds in such countries.

 Many emerging countries have experienced currency devaluations and substan-tial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

 Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodi-cally used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffec-tion, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant invest-ment losses. Investing in emerging countries involves greater risk of loss due to expro-priation, nationalization, confiscation of assets and property or the impo-sition of restrictions on foreign investments and on repatriation of capital invested.

 An Underlying Fund's investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such country to the Underlying Fund.

 Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and often may involve an Under-lying Fund's delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in reg-istering the transfer of securities. Settlement or registration problems may make it more difficult for an Underlying Fund to value its portfolio securi-ties and could cause the Underlying Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Underlying Fund has delivered or the Underlying Fund's inability to complete its con-tractual obligations. The creditworthiness of the local securities firms used by an Underlying Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the
 Under     -

                                                                      APPENDIX A

 lying Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

 The small size and inexperience of the securities markets in certain emerg-ing countries and the limited volume of trading in securities in those coun-tries may make an Underlying Fund's investments in such countries less liq-uid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western Euro-pean countries). An Underlying Fund's investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions, or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, an Underlying Fund may incur losses because it will be required to effect sales at a disadvanta-geous time and then only at a substantial drop in price. Investments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

 An Underlying Fund's use of foreign currency management techniques in emerg-ing countries may be limited. Due to the limited market for these instru-ments in emerging countries, the investment adviser does not currently anticipate that a significant portion of the Underlying Funds' currency exposure in emerging countries, if any, will be covered by such instruments.

 Risks of Derivative Investments. An Underlying Fund's transactions in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities, inverse floating-rate securities, stripped mortgage-backed securities and currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the investment adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Certain Underlying Funds may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

 Derivative mortgage-backed securities (such as principal-only ("POs"), interest-only ("IOs") or inverse floating rate securities) are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact the cash flow and the market value of these securi-ties. In general, the risk of faster than anticipated prepayments adversely affects IOs, super floaters and pre-mium priced mortgage-backed securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities sub-ject to interest rate caps, support tranches and discount priced mortgage-backed securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

 Some floating-rate derivative debt securities can present more complex types of derivative and interest rate risks. For example, range floaters are sub-ject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

 Risks of Illiquid Securities. The Underlying Funds may invest up to 15% (10% in the case of the Financial Square Prime Obligations Fund) of their net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:
 .Both domestic and foreign securities that are not readily marketable .Certain municipal leases and participation interests
 .Certain stripped mortgage-backed securities
 .Repurchase agreements and time deposits with a notice or demand period of more than seven days
 .Certain over-the-counter options

 .Certain structured securities and all swap transactions
 .Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that the restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") and, therefore, is liquid.

 Investing in 144A Securities may decrease the liquidity of an Underlying Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The pur-chase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

 Credit Risks. Debt securities purchased by the Underlying Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign govern-ments, domestic and foreign corporations, banks and other issuers. Some of these fixed-income securities are described in the next section below. Fur-ther information is provided in the Additional Statement.

                                                                      APPENDIX A

 Debt securities rated BBB or higher by Standard & Poor's Ratings Group ("Standard & Poor's") or Baa or higher by Moody's Investors Services, Inc. ("Moody's") are considered "investment grade." Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, determined by the investment adviser to be of comparable credit quality. If a security satisfies an Underlying Fund's minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the Underlying Fund will not be required to dispose of such security. If a downgrade occurs, the Underlying Fund's investment adviser will consider what action, including the sale of such security, is in the best interest of the Underlying Fund and its share-holders.

 Certain Underlying Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as "junk bonds." Junk bonds are considered predominantly speculative and may be questionable as to principal and interest payments.

 In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, invest-ment in such bonds will present greater speculative risks than those associ-ated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in an Underlying Fund's portfolio is down-graded by a rating organization, the market price and liquidity of such security may be adversely affected.

 Non-Diversification and Geographic Risks. The Global Income Fund is regis-tered as a "non-diversified" fund under the Act and is, therefore, more sus-ceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments. In addition, the Global Income Fund, and certain other Under-lying Funds, may invest more than 25% of their total assets in the securi-ties of corporate and governmental issuers located in a particular foreign country or region. Concentration of the investments of these or other Under-lying Funds in issuers located in a particular country or region will sub-ject the Underlying Fund, to a greater extent than if investments were less concentrated, to losses arising from adverse developments affecting those issuers or countries.

 Temporary Investment Risks. The Underlying Funds may invest a substantial portion, and in some cases all, of their total assets, in cash equivalents for temporary periods. When an Underlying Fund's assets are invested in such instruments, the Underlying Fund may not be achieving its investment objective.

 C. Investment Securities and Techniques

 This section provides further information on certain types of securities and investment techniques that may be used by the Underlying Funds, including their associated risks. Further information is provided in the Additional Statement, which is available upon request.

 U.S. Government Securities. Each Underlying Fund may invest in U.S. Govern-ment Securities. U.S. Government Securities include U.S. Treasury obliga-tions and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("Ginnie Mae")); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")); or (d) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and prin-cipal components of stripped U.S. Government Securities are traded indepen-dently.

 Custodial Receipts. Each Underlying Fund may invest in custodial receipts. Interests in U.S. Government Securities may be purchased in the form of cus-todial receipts that evidence ownership of future interest payments, princi-pal payments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentali-ties, political subdivisions or authorities. For certain securities law pur-poses, custodial receipts are not considered obligations of the U.S. govern-ment.

 Mortgage-Backed Securities. The Underlying Funds (other than CORE U.S. Equi-ty, CORE Large Cap Growth, CORE Large Cap Value, CORE Small Cap Equity and CORE International Equity Funds (the "CORE Equity Funds")) may invest in securities that represent direct or indirect participations in, or are col-lateralized by and payable from, mortgage loans secured by real property ("Mortgage-Backed Securities"). Mortgage-Backed Securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued Mortgage-Backed Securities are normally structured with one or more types of "credit enhancement." However, these Mortgage-Backed Securities typically do not

                                                                      APPENDIX A

 have the same credit standing as U.S. government guaranteed Mortgage-Backed Securities.

 Mortgage-Backed Securities may include multiple class securities, including collateralized mortgage obligations ("CMOs"), and real estate mortgage investment conduit ("REMIC") pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other Mortgage-Backed Securities. CMOs are issued in multiple classes. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturi-ties, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and invests in certain mortgages principally secured by interests in real property and other permitted investments. Mortgage-Backed Securities also include stripped Mortgage-Backed Securities ("SMBS"), which are derivative multiple class Mortgage-Backed Securities. SMBS are usually structured with two dif-ferent classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

 Asset-Backed Securities. The Underlying Funds (other than the CORE Equity Funds) may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. According-ly, an Underlying Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of prin-cipal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not pre-sented by Mortgage-Backed Securities. This is because asset-backed securi-ties generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be avail-
 able to support payments on these securi     -
 ties. In the event of a default, an Underlying Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

 Municipal Securities. Certain Underlying Funds may invest in securities and instruments issued by state and local governmental issuers. Municipal secu-rities in which an Underlying Fund may invest consist of bonds, notes, com-mercial paper and other instruments (including participation interests in such securities) issued by or on behalf of states, territories and posses-sions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities. Municipal Securities include both "general" and "revenue" bonds and may be issued to obtain funds for various public purposes. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities. Such securities may pay fixed, variable or floating rates of interest. Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facil-ities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obliga-tions, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal securities in which the Underlying Funds may invest include private activity bonds, pre-refunded municipal securities and auction rate securities.

 The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other con-ditions, the power or ability of the issuer to pay when due the principal of or interest on a Municipal Security may be materially affected.

 In addition, Municipal Securities include municipal leases, certificates of participation and "moral obligation" bonds. A municipal lease is an obliga-tion issued by a state or local government to acquire equipment or facili-ties. Certificates of participation represent interests in municipal leases or other instruments, such as installment purchase agreements. Moral obliga-tion bonds are supported by a moral commitment, but not a legal obligation, of a state or local government. Municipal leases, certificates of participa-tion and moral obligation bonds frequently involve special risks not nor-mally associated with general obligation or revenue bonds. In particular, these instruments permit governmental issuers to acquire property and

                                                                      APPENDIX A

 equipment without meeting constitutional and statutory requirements for the issuance of debt. If, however, the governmental issuer does not periodically appropriate money to enable it to meet its payment obligations under these instruments, it cannot be legally compelled to do so. If a default occurs, it is likely that an Underlying Fund would be unable to obtain another acceptable source of payment. Some municipal leases, certificates of partic-ipation and moral obligation bonds may be illiquid.

 Municipal Securities may also be in the form of a tender option bond, which is a Municipal Security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate sub-stantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, bro-ker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the insti-tution. After payment of a fee to the financial institution that provides this option, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution may not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in deter-mining the maturity of the tender option bonds and an Underlying Fund's average portfolio maturity. There is risk that an Underlying Fund will not be considered the owner of a tender option bond for federal income tax pur-poses, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid.

 Municipal Securities may be backed by letters of credit or other forms of credit enhancement issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States or by other financial institutions.The credit quality of these banks and financial institutions could, therefore, cause a loss to an Underlying Fund that invests in Munici-pal Securities. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other informa-tion, less securities regulation, potential imposition of foreign withhold-ing and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and are generally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

 Corporate and Bank Obligations; Trust Preferred Securities; Convertible Securities. Certain Underlying Funds may invest in corporate debt obliga-tions, trust preferred securities and convertible securities. Corporate debt obligations include bonds, notes, debentures, commercial paper and other
 obligations of U.S. or for     -
 eign corporations to pay interest and repay principal, and include securi-ties issued by banks and other financial institutions. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financ-ing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possi-ble financial difficulties of borrowers play an important part in the opera-tion of this industry. A trust preferred security is a long dated bond (for example, 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiat-ing a default event. The securities are generally senior in claim to stan-dard preferred stock but junior to other bondholders.

 Convertible securities are preferred stock or debt obligations that are con-vertible into common stock. Convertible securities generally offer lower interest or dividend yields than nonconvertible securities of similar quali-ty. Convertible securities in which an Underlying Fund invests are subject to the same rating criteria as its other investments in fixed-income securi-ties. Convertible securities have both equity and fixed-income risk charac-teristics. Like all fixed-income securities, the value of convertible secu-rities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the con-vertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income securi-ty, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

 Zero Coupon, Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds. Certain Underlying Funds may invest in zero coupon, deferred interest, pay-in-kind and capital appreciation bonds. These securities are issued at a discount from their face value because interest payments are typically post-poned until maturity. Pay-in-kind securities are securities that have inter-est payable by the delivery of additional securities.The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

                                                                      APPENDIX A

 Rating Criteria. Except as noted below, the Underlying Equity Funds (other than the CORE Equity Funds, which may only invest in debt instruments that are cash equivalents) may invest in debt securities rated at least invest-ment grade at the time of investment. Investment grade debt securities are securities rated BBB or higher by Standard & Poor's or Baa or higher by Moody's. The Capital Growth, Small Cap Value, International Equity, Japanese Equity, European Equity, International Small Cap, Emerging Markets Equity, Asia Growth and Real Estate Securities Funds may invest up to 10%, 35%, 35%, 35%, 35%, 35%, 35%, 35% and 20%, respectively, of their total assets in debt securities which are rated in the lowest rating categories by Standard & Poor's or Moody's (i.e., BB or lower by Standard & Poor's or Ba or lower by Moody's), including securities rated D by Moody's or Standard & Poor's. The Mid Cap Value Fund may invest up to 10% of its total assets in below invest-ment grade debt securities rated B or higher by Standard & Poor's or Moody's. Fixed-income securities rated BB or Ba or below (or comparable unrated securities) are commonly referred to as "junk bonds," are considered predominately speculative and may be questionable as to principal and inter-est payments as described above.

 Structured Securities and Inverse Floaters. Certain Underlying Funds may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific curren-cies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Ref-erence. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a mul-tiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than other types of securities, and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

 Structured securities include, but are not limited to, inverse floating rate debt securities ("inverse floaters"). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the vola-tility of its market value.

 Foreign Currency Transactions. Certain Underlying Funds may, to the extent consistent with their investment policies, purchase or sell foreign curren-cies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Certain Underlying Funds may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Underlying Funds may also enter into such trans-actions to seek to increase total return, which is considered a speculative practice.

 Underlying Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denomi-nated or quoted if the investment adviser determines that there is a pattern of correlation between the two currencies. An Underlying Fund may hold for-eign currency received in connection with investments in foreign securities when, in the judgment of the investment adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the invest-ment adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

 Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, an Underlying Fund's NAV to fluctu-ate. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

 The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obli-gations. Since these contracts are not guaranteed by an exchange or clear-inghouse, a default on a contract would deprive an Underlying Fund of unrealized profits, transaction costs, or the benefits of a currency hedge, or could force the Underlying Fund to cover its purchase or sale commit-ments, if any, at the current market price.

 Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument dur-ing the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Underlying Fund may write (sell) covered call and put options and purchase put and call options on any securities in which it may invest or on any securities index com-prised of securities in which it may invest. An

                                                                      APPENDIX A

 Underlying Fund may also, to the extent that it invests in foreign securi-ties, purchase and sell (write) put and call options on foreign currencies.

 The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is con-sidered a speculative activity). The successful use of options depends in part on the ability of an investment adviser to manage future price fluctua-tions and the degree of correlation between the options and securities (or currency) markets. If an investment adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in an Underlying Fund's investment portfolio, the Underlying Fund may incur losses that it would not otherwise incur. The use of options can also increase an Underlying Fund's transaction costs. Options written or purchased by the Underlying Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

 Yield Curve Options. Certain Underlying Funds may enter into options on the yield "spread" or differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of desig-nated securities rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profit-able to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

 The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

 Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or pur-chase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on various securities (such as U.S. Government Securities), foreign currencies, securities indices and other financial instruments and indices. Certain Underlying Funds may engage in futures transactions on both U.S. and foreign exchanges.

 Certain Underlying Funds may purchase and sell futures contracts, and pur-chase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or to the extent an Underlying Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term struc-ture, sector selection and duration in accordance with its investment objec-tives and policies. An Underlying Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. An Under-lying Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permit-ted by such regulations. An Underlying Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Underlying Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Underlying Fund's net assets.

 Futures contracts and related options present the following risks:
 .While an Underlying Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or cur-rency exchange rates may result in a poorer overall performance than if the Underlying Fund had not entered into any futures contracts or options transactions.
 .Because perfect correlation between a futures position and portfolio posi-tion that is intended to be protected is impossible to achieve, the desired protection may not be obtained and an Underlying Fund may be exposed to additional risk of loss.
 .The loss incurred by an Underlying Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
 .Futures markets are highly volatile and the use of futures may increase the volatility of an Underlying Fund's NAV.
 .As a result of the low margin deposits normally required in futures trad-ing, a relatively small price movement in a futures contract may result in substantial losses to an Underlying Fund.
 .Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
 .Foreign exchanges may not provide the same protection as U.S. exchanges.

 Preferred Stock, Warrants and Rights. Certain Underlying Funds may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent

                                                                      APPENDIX A

 an ownership interest providing the holder with claims on the issuer's earn-ings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

 Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

 Loan Participations. Certain Underlying Funds may invest in loan participa-tions. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. Loan participation interests may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participa-tion in the seller's share of the loan. When the Underlying Fund acts as co-lender in connection with a participation interest or when it acquires cer-tain participation interests, the Underlying Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Underlying Fund lacks direct recourse, it will look to an agent for the lenders (the "agent lender") to enforce appro-priate credit remedies against the borrower. In these cases, the Underlying Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Underlying Fund had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the Underlying Fund may be regarded as a creditor of the agent lender (rather than of the underlying corporate borrower), so that the Underlying Fund may also be subject to the risk that the agent lender may become insolvent.

 Real Estate Investment Trusts ("REITs"). The Real Estate Securities Fund expects to invest a substantial portion of its total assets in REITs, which are pooled investment vehicles that invest primarily in either real estate or real estate related loans. In addition, other Underlying Equity Funds may invest in REITs from time to time. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mort-gage loans held by the REIT. REITs are dependent upon the ability of the REITs' managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable federal income tax treatment. REITs are also sub-ject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in inter-est rates. To the extent that assets underlying a REIT are concentrated geo-graphically, by property type or in certain other respects, these risks may be heightened. Each Underlying Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

 Other Investment Companies. Certain Underlying Funds may invest in securi-ties of other investment companies (including SPDRs and WEBS, as described below and other exchange-traded funds) subject to statutory limitations. These limitations include a prohibition on any Underlying Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of an Underlying Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. An Underlying Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Exchange-traded funds such as SPDRs and WEBS are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ National Market System.

 .Standard and Poor's Depository Receipts. The Underlying Equity Funds may, consistent with their investment policies, purchase Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are securities traded on the American Stock Exchange (the "AMEX") that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of com-mon stocks that is intended to track the price performance and dividend yield of the S&P 500. SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500.

 .World Equity Benchmark Shares. World Equity Benchmark Shares ("WEBS") are shares of an investment company that invests substantially all of its assets in securities included in the MSCI indices for specified countries. WEBS are listed on the AMEX and were initially offered to the public in 1996. The market prices of WEBS are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of WEBS on the AMEX. To date, WEBS have traded at relatively modest discounts and premiums to their NAVs. However, WEBS have a limited operat-ing history and information is lacking regarding the actual performance and trading liquidity of WEBS for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to

                                                                      APPENDIX A

  maintain the listing of WEBS will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting WEBS should occur in the future, the liquidity and value of an Underlying Equity Fund's shares could also be substantially and adversely affected. If such disruptions were to occur, an Underlying Equity Fund could be required to reconsider the use of WEBS as part of its investment strategy.

 Unseasoned Companies. Certain Underlying Funds may invest in companies (in-cluding predecessors) which have operated less than three years. The securi-ties of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

 Non-Investment Grade Fixed-Income Securities. Non-investment grade fixed-income securities and unrated securities of comparable credit quality (com-monly known as "junk bonds") are considered predominantly speculative by traditional investment standards. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed-income securities are subject to the increased risk of an issuer's inability to meet principal and interest obli-gations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific corpo-rate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

 Non-investment grade fixed-income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by an Underlying Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by an Underlying Fund of its initial investment and any anticipated income or appreciation is uncertain.

 Equity Swaps. Each Underlying Equity Fund may invest up to 15% of its net assets in equity swaps. Equity swaps allow the parties to a swap agreement to exchange dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

 An equity swap may be used by an Underlying Fund to invest in a market with-out owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps are derivatives and their value can be very volatile. To the extent that an investment adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, an Underlying Fund may suffer a loss. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, an Underlying Fund may suffer a loss if the counterparty defaults.

 When-Issued Securities and Forward Commitments. Each Underlying Fund may purchase when-issued securities and enter into forward commitments. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is con-sidered to be an advantageous price and yield to the Underlying Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

 The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although an Underlying Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, an Underlying Fund may dispose of when-issued securities or forward commitments prior to settlement if its investment adviser deems it appropriate.

 Repurchase Agreements. Repurchase agreements involve the purchase of securi-ties subject to the seller's agreement to repurchase them at a mutually agreed upon date and price. The Underlying Funds may enter into repurchase agreements with dealers in U.S. Government Securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. Some Under-lying Funds may also enter into repurchase agreements involving certain for-eign government securities.

 If the other party or "seller" defaults, an Underlying Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securi-ties and other collateral held by the Underlying Fund are less than the repurchase price and the Underlying Fund's costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bank-ruptcy of the seller, an Underlying Fund could suffer additional losses if a court determines that the Underlying Fund's interest in the collateral is not enforceable.

                                                                      APPENDIX A


 In evaluating whether to enter into a repurchase agreement, an investment adviser will carefully consider the creditworthiness of the seller. Certain Underlying Funds, together with other registered investment companies having advisory agreements with the investment adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agree-ments.

 Lending of Portfolio Securities. Each Underlying Fund may engage in securi-ties lending. Securities lending involves the lending of securities owned by an Underlying Fund to financial institutions such as certain broker-dealers. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. Government Securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. To the extent that cash col-lateral is invested in other investment securities, such collateral will be subject to market depreciation or appreciation, and an Underlying Fund will be responsible for any loss that might result from its investment of the borrowers' collateral. If an investment adviser determines to make securi-ties loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of an Underlying Fund (including the loan collat-eral).

 An Underlying Fund may lend its securities to increase its income. An Under-lying Fund may, however, experience delay in the recovery of its securities or a capital loss if the institution with which it has engaged in a portfo-lio loan transaction breaches its agreement with the Underlying Fund.

 Short Sales Against-the-Box. Certain Underlying Funds may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Underlying Fund will own an equal amount of secu-rities sold short, or securities convertible into or exchangeable for, with-out the payment of any further consideration, an equal amount of the securi-ties of the same issuer as the securities sold short.

 Mortgage Dollar Rolls. Certain Underlying Funds may enter into "mortgage dollar rolls." In mortgage dollar rolls, an Underlying Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Underlying Fund loses the right to receive principal and interest paid on the securities sold. However, the Underlying Fund bene-fits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the secu-rities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Underlying Fund's performance.

 Successful use of mortgage dollar rolls depends upon an investment adviser's ability to predict correctly interest rates and mortgage prepayments. If the investment adviser is incorrect in its prediction, an Underlying Fund may experience a loss. For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions: one involving the pur-chase of a security and a separate transaction involving a sale. The Under-lying Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing and do not treat them as borrowings.

 Borrowings and Reverse Repurchase Agreements. Each Underlying Fund can bor-row money from banks, and certain Underlying Funds may enter into reverse repurchase agreements with banks and other financial institutions in amounts not exceeding one-third of its total assets. An Underlying Fund may not make additional investments if borrowings exceed 5% of its total assets. Reverse repurchase agreements involve the sale of securities held by an Underlying Fund subject to the Underlying Fund's agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agreements may also be entered into when the investment adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by an Underlying Fund decline in value while these transactions are outstanding, the NAV of the Underlying Fund's outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that any interest income earned by an Underlying Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by an Underlying Fund will decline below the price the Underlying Fund is obli-gated to pay to repurchase the securities, and that the securities may not be returned to the Underlying Fund.

 Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps and Inter-est Rate Caps, Floors and Collars. To the extent consistent with their investment policies, the Underlying Funds may enter into interest rate swaps, mortgage swaps, credit swaps, currency swaps and interest rate caps, floors and collars. Interest rate swaps involve the exchange by an Under-lying Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are

                                                                      APPENDIX A

 similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a ref-erence pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transac-tion the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occur-rence of specified credit events. Currency swaps involve the exchange of the parties' respective rights to make or receive payments in specified curren-cies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor enti-tles the purchaser, to the extent that a specified index falls below a pre-determined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

 An Underlying Fund may enter into swap transactions for hedging purposes or to seek to increase total return. The use of interest rate, mortgage, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transac-tions. If an investment adviser is incorrect in its forecasts of market val-ues, interest rates and currency exchange rates, the investment performance of an Underlying Fund would be less favorable than it would have been if these investment techniques were not used.

Appendix B

Financial Highlights

 The financial highlights tables are intended to help you understand a Port-folio's financial performance for the past five years (or less if the Port-folio has been in operation for less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with a Portfolio's financial statements, is included in the Portfolio's annual report (available upon request without charge).

 CONSERVATIVE STRATEGY PORTFOLIO



                                                     Income from
                                               investment operations/a/
                                              -------------------------
                                    Net asset
                                     value,      Net      Net realized
                                    beginning investment and unrealized
                                    of period   income       gain
-----------------------------------------------------------------------
For The Period Ended December 31,e
1999 - Class A Shares                $10.00     $0.36        $0.18
1999 - Class B Shares                 10.00      0.30         0.19
1999 - Class C Shares                 10.00      0.29         0.18
1999 - Institutional Shares           10.00      0.40f        0.20f
1999 - Service Shares                 10.00      0.53         0.02
-----------------------------------------------------------------------

/a/ Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if sales or redemption charges were taken into account.

c Annualized.

d Not annualized.

e Class A, Class B, Class C, Institutional and Service Share activity commenced on February 8, 1999.

f Calculated based on the average shares outstanding methodology.

                                                                      APPENDIX B




     Distributions to shareholders
  --------------------------------------
               In excess                                                     Net assets   Ratio of
   From net      of net                 Net increase Net asset               at end of  net expenses
  investment   investment   From net    in net asset value, end   Total        period    to average
    income       income   realized gain    value     of period  return/b,d/  (in 000s)  net assets/c/
-----------------------------------------------------------------------------------------------------
    $(0.36)      $(0.01)      $ --         $0.17       $10.17     5.52%       $ 1,697       0.59%
     (0.30)       (0.01)        --          0.18        10.18     4.92         10,451       1.34
     (0.29)       (0.01)        --          0.17        10.17     4.79          2,417       1.34
     (0.40)       (0.02)        --          0.18        10.18     6.04              6       0.19
     (0.37)          --         --          0.18        10.18     5.56             14       0.69
-----------------------------------------------------------------------------------------------------

                                             Ratios assuming
                                           no voluntary waiver
                                      of fees or expense limitations
                                      ------------------------------------
                          Ratio of
                       net investment   Ratio of              Ratio of
                           income      expenses to         net investment       Portfolio
                         to average      average          loss to average       turnover
                        net assets/c/  net assets/c/       net  assets/c/        rate/d/
-----------------------------------------------------------------------------------------
For The Period Ended
 December 31,e
1999 - Class A Shares       4.38%                  3.46%                 1.51%    62.99%
1999 - Class B Shares       3.74                   4.21                  0.87     62.99
1999 - Class C Shares       3.62                   4.21                  0.75     62.99
1999 - Institutional
 Shares                     4.43                   3.06                  1.56     62.99
1999 - Service Shares       2.39                   3.56                 (0.48)    62.99
-----------------------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if sales or redemption charges were taken into account.

/c/ Annualized.

/d/ Not annualized.

e Class A, Class B, Class C, Institutional and Service Share activity commenced on February 8, 1999.

f Calculated based on the average shares outstanding methodology.

                      [This page intentionally left blank]

 BALANCED STRATEGY PORTFOLIO



                                                     Income from
                                               investment operations/a/
                                              -------------------------

                                    Net asset
                                     value,      Net      Net realized
                                    beginning investment and unrealized
                                    of period   income       gain
-----------------------------------------------------------------------
For The Year Ended December 31,
1999 - Class A Shares                $10.31     $0.34        $0.73
1999 - Class B Shares                 10.31      0.26         0.72
1999 - Class C Shares                 10.32      0.27         0.71
1999 - Institutional Shares           10.32      0.37         0.74
1999 - Service Shares                 10.31      0.33         0.73
-----------------------------------------------------------------------
For The Period Ended December 31,e
1998 - Class A Shares                 10.00      0.25         0.38
1998 - Class B Shares                 10.00      0.19         0.38
1998 - Class C Shares                 10.00      0.19         0.39
1998 - Institutional Shares           10.00      0.30         0.39
1998 - Service Shares                 10.00      0.25         0.37
-----------------------------------------------------------------------

/a/ Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if sales or redemption charges were taken into account.

c Annualized.

d Not annualized.

e Class A, Class B, Class C, Institutional and Service Share activity commenced on January 2, 1998.

                                                                      APPENDIX B






     Distributions to shareholders
  --------------------------------------
               In excess                                                   Net assets   Ratio of
   From net      of net                 Net increase Net asset             at end of  net expenses
  investment   investment   From net    in net asset value, end  Total       period    to average
    income       income   realized gain    value     of period  return/b/    (in 000s)   net assets
---------------------------------------------------------------------------------------------------
    $(0.34)      $(0.05)     $   --        $0.68       $10.99    10.58%     $39,774       0.59%
     (0.26)       (0.05)         --         0.67        10.98     9.66       32,932       1.34
     (0.27)       (0.04)         --         0.67        10.99     9.63       23,354       1.34
     (0.37)       (0.07)         --         0.67        10.99    10.92        1,753       0.19
     (0.33)       (0.05)         --         0.68        10.99    10.47          419       0.69
---------------------------------------------------------------------------------------------------
     (0.25)       (0.03)      (0.04)        0.31        10.31     6.38d      40,237       0.60c
     (0.19)       (0.03)      (0.04)        0.31        10.31     5.75d      33,763       1.30c
     (0.19)       (0.03)      (0.04)        0.32        10.32     5.83d      24,195       1.30c
     (0.30)       (0.03)      (0.04)        0.32        10.32     6.99d         205       0.24c
     (0.25)       (0.02)      (0.04)        0.31        10.31     6.30d         456       0.74c
---------------------------------------------------------------------------------------------------

                                             Ratios assuming
                                           no voluntary waiver
                                      of fees or expense limitations
                                      -------------------------------------
                          Ratio of                             Ratio of
                       net investment   Ratio of            net investment
                           income      expenses to            income to          Portfolio
                         to average      average               average           turnover
                         net assets    net assets            net  assets           rate
------------------------------------------------------------------------------------------
For The Year Ended
 December 31,
1999 - Class A Shares       3.17%                   1.05%                  2.71%   51.24%
1999 - Class B Shares       2.42                    1.80                   1.96    51.24
1999 - Class C Shares       2.40                    1.80                   1.94    51.24
1999 - Institutional
 Shares                     3.93                    0.65                   3.47    51.24
1999 - Service Shares       3.04                    1.15                   2.58    51.24
------------------------------------------------------------------------------------------
For The Period Ended
 December 31,e
1998 - Class A Shares       3.03c                   1.46c                  2.17c   50.84d
1998 - Class B Shares       2.38c                   2.08c                  1.60c   50.84d
1998 - Class C Shares       2.34c                   2.08c                  1.56c   50.84d
1998 - Institutional
 Shares                     3.55c                   1.02c                  2.77c   50.84d
1998 - Service Shares       2.90c                   1.52c                  2.12c   50.84d
------------------------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if sales or redemption charges were taken into account.

c Annualized.

d Not annualized.

e Class A, Class B, Class C, Institutional and Service Share activity commenced on January 2, 1998.

                      [This page intentionally left blank]

 GROWTH AND INCOME STRATEGY PORTFOLIO



                                                     Income from
                                               investment operations/a/
                                              -------------------------

                                    Net asset
                                     value,      Net      Net realized
                                    beginning investment and unrealized
                                    of period   income       gain
-----------------------------------------------------------------------
For The Year Ended December 31,
1999 - Class A Shares                $10.38     $0.22        $1.40
1999 - Class B Shares                 10.36      0.14         1.40
1999 - Class C Shares                 10.36      0.14         1.40
1999 - Institutional Shares           10.39      0.27         1.39
1999 - Service Shares                 10.37      0.20         1.40
-----------------------------------------------------------------------
For The Period Ended December 31,e
1998 - Class A Shares                 10.00      0.18         0.47
1998 - Class B Shares                 10.00      0.12         0.46
1998 - Class C Shares                 10.00      0.12         0.46
1998 - Institutional Shares           10.00      0.20         0.49
1998 - Service Shares                 10.00      0.16         0.48
-----------------------------------------------------------------------

/a/ Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if sales or redemption charges were taken into account.

c Annualized.

d Not annualized.

e Class A, Class B, Class C, Institutional and Service Share activity commenced on January 2, 1998.

                                                                      APPENDIX B






     Distributions to shareholders
  --------------------------------------
               In excess                                                   Net assets   Ratio of
   From net      of net                 Net increase Net asset             at end of  net expenses
  investment   investment   From net    in net asset value, end  Total       period    to average
    income       income   realized gain    value     of period  return/b/  (in 000s)   net assets
--------------------------------------------------------------------------------------------------
    $(0.22)      $(0.06)     $(0.01)       $1.33       $11.71    15.79%     $195,153      0.59%
     (0.14)       (0.06)      (0.01)        1.33        11.69    14.95       143,686      1.34
     (0.14)       (0.06)      (0.01)        1.33        11.69    14.94        95,523      1.34
     (0.27)       (0.06)      (0.01)        1.32        11.71    16.14        29,200      0.19
     (0.20)       (0.07)      (0.01)        1.32        11.69    15.60         1,856      0.69
--------------------------------------------------------------------------------------------------
     (0.18)       (0.04)      (0.05)        0.38        10.38     6.55d      181,441      0.60c
     (0.12)       (0.05)      (0.05)        0.36        10.36     5.82d      138,914      1.30c
     (0.12)       (0.05)      (0.05)        0.36        10.36     5.80d      100,711      1.30c
     (0.20)       (0.05)      (0.05)        0.39        10.39     6.96d        9,030      0.23c
     (0.16)       (0.06)      (0.05)        0.37        10.37     6.43d        1,354      0.73c
--------------------------------------------------------------------------------------------------

                                             Ratios assuming
                                           no voluntary waiver
                                      of fees or expense limitations
                                      -------------------------------------
                          Ratio of                             Ratio of
                       net investment   Ratio of            net investment
                           income      expenses to            income to          Portfolio
                         to average      average               average           turnover
                         net assets    net assets            net  assets           rate
------------------------------------------------------------------------------------------
For The Year Ended
 December 31,
1999 - Class A Shares       2.00%                   0.85%                  1.74%   49.06%
1999 - Class B Shares       1.24                    1.60                   0.98    49.06
1999 - Class C Shares       1.23                    1.60                   0.97    49.06
1999 - Institutional
 Shares                     2.53                    0.45                   2.27    49.06
1999 - Service Shares       1.91                    0.95                   1.65    49.06
------------------------------------------------------------------------------------------
For The Period Ended
 December 31,e
1998 - Class A Shares       2.37c                   1.05c                  1.92c   41.91d
1998 - Class B Shares       1.72c                   1.68c                  1.34c   41.91d
1998 - Class C Shares       1.68c                   1.68c                  1.30c   41.91d
1998 - Institutional
 Shares                     2.97c                   0.61c                  2.59c   41.91d
1998 - Service Shares       2.28c                   1.11c                  1.90c   41.91d
------------------------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if sales or redemption charges were taken into account.

c Annualized.

d Not annualized.

e Class A, Class B, Class C, Institutional and Service Share activity commenced on January 2, 1998.

                      [This page intentionally left blank]

 GROWTH STRATEGY PORTFOLIO



                                                     Income from
                                               investment operations/a/
                                              -------------------------

                                    Net asset
                                     value,      Net      Net realized
                                    beginning investment and unrealized
                                    of period   income       gain
-----------------------------------------------------------------------
For The Year Ended December 31,
1999 - Class A Shares                $10.29     $0.11        $2.03
1999 - Class B Shares                 10.28      0.02         2.02
1999 - Class C Shares                 10.28      0.02         2.03
1999 - Institutional Shares           10.29      0.13         2.05
1999 - Service Shares                 10.29      0.09         2.03
-----------------------------------------------------------------------
For The Period Ended December 31,e
1998 - Class A Shares                 10.00      0.10         0.36
1998 - Class B Shares                 10.00      0.05         0.35
1998 - Class C Shares                 10.00      0.05         0.35
1998 - Institutional Shares           10.00      0.12         0.37
1998 - Service Shares                 10.00      0.09         0.35
-----------------------------------------------------------------------

/a/ Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if sales or redemption charges were taken into account.

c Annualized.

d Not annualized.

e Class A, Class B, Class C, Institutional and Service Share activity commenced on January 2, 1998.

                                                                      APPENDIX B






     Distributions to shareholders
  --------------------------------------
               In excess                                                   Net assets   Ratio of
   From net      of net                 Net increase Net asset             at end of  net expenses
  investment   investment   From net    in net asset value, end  Total       period    to average
    income       income   realized gain    value     of period  return/b/  (in 000s)   net assets
--------------------------------------------------------------------------------------------------
    $(0.11)      $(0.08)     $   --        $1.95       $12.24    20.85%     $130,322      0.59%
     (0.02)       (0.09)         --         1.93        12.21    19.87       121,937      1.34
     (0.02)       (0.09)         --         1.94        12.22    19.96        70,127      1.34
     (0.13)       (0.11)         --         1.94        12.23    21.24         5,891      0.19
     (0.09)       (0.10)         --         1.93        12.22    20.62           735      0.69
--------------------------------------------------------------------------------------------------
     (0.10)       (0.02)      (0.05)        0.29        10.29     4.62d      128,832      0.60c
     (0.05)       (0.02)      (0.05)        0.28        10.28     3.98d      109,246      1.30c
     (0.05)       (0.02)      (0.05)        0.28        10.28     3.96d       63,925      1.30c
     (0.12)       (0.03)      (0.05)        0.29        10.29     4.92d        2,205      0.23c
     (0.09)       (0.01)      (0.05)        0.29        10.29     4.45d          378      0.73c
--------------------------------------------------------------------------------------------------

                                             Ratios assuming
                                           no voluntary waiver
                                      of fees or expense limitations
                                      ------------------------------------
                          Ratio of                            Ratio of
                       net investment   Ratio of           net investment
                           income      expenses to           income to          Portfolio
                         to average      average              average           turnover
                         net assets    net assets            net assets           rate
-----------------------------------------------------------------------------------------
For The Year Ended
 December 31,
1999 - Class A Shares       0.90%                  0.87%                 0.62%    49.52%
1999 - Class B Shares       0.17                   1.62                 (0.11)    49.52
1999 - Class C Shares       0.16                   1.62                 (0.12)    49.52
1999 - Institutional
 Shares                     1.40                   0.47                  1.12     49.52
1999 - Service Shares       0.87                   0.97                  0.59     49.52
-----------------------------------------------------------------------------------------
For The Period Ended
 December 31,e
1998 - Class A Shares       1.50c                  1.15c                 0.95c    38.43d
1998 - Class B Shares       0.83c                  1.78c                 0.35c    38.43d
1998 - Class C Shares       0.79c                  1.78c                 0.31c    38.43d
1998 - Institutional
 Shares                     2.88c                  0.71c                 2.40c    38.43d
1998 - Service Shares       1.63c                  1.21c                 1.15c    38.43d
-----------------------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if sales or redemption charges were taken into account.

c Annualized.

d Not annualized.

e Class A, Class B, Class C, Institutional and Service Share activity commenced on January 2, 1998.

                      [This page intentionally left blank]

 AGGRESSIVE GROWTH STRATEGY PORTFOLIO



                                                   Income (loss) from
                                                 investment operations/a/
                                              ----------------------------

                                    Net asset
                                     value,        Net       Net realized
                                    beginning  investment   and unrealized
                                    of period income (loss)     gain
--------------------------------------------------------------------------
For The Year Ended December 31,
1999 - Class A Shares                $10.16       $0.02         $2.56
1999 - Class B Shares                 10.14       (0.07)         2.54
1999 - Class C Shares                 10.15       (0.06)         2.53
1999 - Institutional Shares           10.16        0.06          2.55
1999 - Service Shares                 10.15          --          2.55
--------------------------------------------------------------------------
For The Period Ended December 31,/e/
1998 - Class A Shares                 10.00        0.05          0.20
1998 - Class B Shares                 10.00        0.01          0.18
1998 - Class C Shares                 10.00        0.01          0.19
1998 - Institutional Shares           10.00        0.07          0.20
1998 - Service Shares                 10.00        0.04          0.21
--------------------------------------------------------------------------

/a/ Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if sales or redemption charges were taken into account.

c Annualized.

d Not annualized.

/e/ Class A, Class B, Class C, Institutional and Service Share activity commenced on January 2, 1998.

                                                                      APPENDIX B






     Distributions to shareholders
  --------------------------------------
               In excess                                                   Net assets   Ratio of
   From net      of net                 Net increase Net asset             at end of  net expenses
  investment   investment   From net    in net asset value, end  Total       period    to average
    income       income   realized gain    value     of period  return/b/  (in 000s)   net assets
--------------------------------------------------------------------------------------------------
    $(0.02)      $(0.11)     $   --        $2.45       $12.61    25.39%     $58,387       0.59%
        --        (0.04)         --         2.43        12.57    24.41       47,462       1.34
        --        (0.05)         --         2.42        12.57    24.35       28,573       1.34
     (0.06)       (0.11)         --         2.44        12.60    25.74        3,570       0.19
        --        (0.11)         --         2.44        12.59    25.17          137       0.69
--------------------------------------------------------------------------------------------------
     (0.05)          --       (0.04)        0.16        10.16     2.57d      47,135       0.60c
     (0.01)          --       (0.04)        0.14        10.14     1.93d      41,204       1.30c
     (0.01)          --       (0.04)        0.15        10.15     2.04d      21,726       1.30c
     (0.07)          --       (0.04)        0.16        10.16     2.80d         124       0.24c
     (0.04)       (0.02)      (0.04)        0.15        10.15     2.54d         121       0.74c
--------------------------------------------------------------------------------------------------

                                             Ratios assuming
                                           no voluntary waiver
                                      of fees or expense limitations
                                      ------------------------------------
                          Ratio of                            Ratio of
                       net investment   Ratio of           net investment
                           income      expenses to           income to           Portfolio
                         to average      average              average            turnover
                         net assets    net assets           net  assets            rate
------------------------------------------------------------------------------------------
For The Year Ended
 December 31,
1999 - Class A Shares       0.12%                  1.00%                (0.29)%    47.34%
1999 - Class B Shares      (0.63)                  1.75                 (1.04)     47.34
1999 - Class C Shares      (0.61)                  1.75                 (1.02)     47.34
1999 - Institutional
 Shares                     0.66                   0.60                  0.25      47.34
1999 - Service Shares       0.00                   1.10                 (0.41)     47.34
------------------------------------------------------------------------------------------
For The Period Ended
 December 31,e
1998 - Class A Shares       0.91c                  1.42c                 0.09c     26.27d
1998 - Class B Shares       0.14c                  2.05c                (0.61)c    26.27d
1998 - Class C Shares       0.16c                  2.05c                (0.59)c    26.27d
1998 - Institutional
 Shares                     8.17c                  0.99c                 7.42c     26.27d
1998 - Service Shares       0.76c                  1.49c                 0.01c     26.27d
------------------------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if sales or redemption charges were taken into account.

c Annualized.

d Not annualized.

e Class A, Class B, Class C, Institutional and Service Share activity commenced on January 2, 1998.

Index

   1 General Investment
     Management Approach
   3 Portfolio Investment
     Objectives and Strategies
       3 Goldman Sachs Conservative
         Strategy Portfolio
       4 Goldman Sachs Balanced
         Strategy Portfolio
       5 Goldman Sachs Growth and Income Strategy Portfolio
       6 Goldman Sachs Growth
         Strategy Portfolio
       7 Goldman Sachs Aggressive
         Growth Strategy Portfolio
   8 Principal Investment
     Strategies
  10 Principal Risks of the
     Portfolios
  12 Description of the Underlying Funds

  18 Principal Risks of the Underlying Funds
  22 Portfolio Performance
  27 Portfolio Fees and Expenses
  35 Service Providers
  41 Dividends
  42 Shareholder Guide
       42 How To Buy Shares
       51 How To Sell Shares
  61 Taxation
  63 Appendix A Additional Information on the Underlying Funds
  88 Appendix B
     Financial Highlights

Asset Allocation Portfolios
Prospectus (Class A, B and C Shares)

 FOR MORE INFORMATION

 Annual/Semi-annual Report

 Additional information about the Portfolios' investments is available in the Portfolios' annual and semi-annual reports to shareholders. In the Portfo-lios' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' per-formance during the last fiscal year.

 Statement Of Additional Information

 Additional information about the Portfolios and their policies is also available in the Portfolios' Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

 The Portfolios' annual and semi-annual reports, and the Additional State-ment, are available free upon request by calling Goldman Sachs at 1-800-526-7384.

 To obtain other information and for shareholder inquiries:

 By telephone - Call 1-800-526-7384
 By mail - Goldman Sachs Funds, 4900 Sears Tower - 60th Floor, Chicago, IL 60606-6372
 By e-mail - gs-funds@gs.com
 On the Internet - Text-only versions of the Portfolios' documents are located online and may be downloaded from:

    SEC EDGAR database - http://www.sec.gov
    Goldman Sachs - http://www.gs.com (Prospectus only)

 You may review and obtain copies of Portfolio documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Portfolio documents, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

                            [LOGO OF GOLDMAN SACHS]

      The Portfolios' investment company registration number is 811-5349.

             CORE/SM/ is a service mark of Goldman, Sachs & Co.

AAPRO

513487

  Prospectus

  GOLDMAN SACHS SPECIALTY FUNDS

Service Shares

May 1, 2000

 . Goldman Sachs
  Internet
  Tollkeeper
  Fund SM

 . Goldman Sachs
  Real Estate
  Securities
  Fund


[LOGO OF GOLDMAN SACHS]

  THE SECURITIES AND EXCHANGE COMMISSION HAS
  NOT APPROVED OR DISAPPROVED THESE
  SECURITIES OR PASSED UPON THE ADEQUACY OF
  THIS PROSPECTUS. ANY REPRESENTATION TO THE
  CONTRARY IS A CRIMINAL OFFENSE.

  AN INVESTMENT IN A FUND IS NOT A BANK
  DEPOSIT AND IS NOT INSURED BY THE FEDERAL
  DEPOSIT INSURANCE CORPORATION OR ANY OTHER
  GOVERNMENT AGENCY. AN INVESTMENT IN A FUND
  INVOLVES INVESTMENT RISKS, INCLUDING
  POSSIBLE LOSS OF PRINCIPAL.

[GRAPHIC]

   NOT FDIC-INSURED              May Lose Value    No Bank Guarantee

 General Investment Management Approach

 Goldman Sachs Asset Management, a unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the Internet Tollkeeper and Real Estate Securities Funds. Goldman Sachs Asset Management is referred to in this Prospectus as the "Investment Adviser."

 GROWTH STYLE FUNDS--INTERNET TOLLKEEPER FUND

 THE FUND INVESTS IN "INTERNET TOLLKEEPER" COMPANIES,
 AND ITS NET ASSET VALUE (NAV) MAY FLUCTUATE
 SUBSTANTIALLY OVER TIME. BECAUSE THE FUND CONCENTRATES
 ITS INVESTMENTS IN INTERNET TOLLKEEPER COMPANIES, THE
 FUND'S PERFORMANCE MAY BE SUBSTANTIALLY DIFFERENT FROM
 THE RETURNS OF THE BROADER STOCK MARKET AND OF "PURE"
 INTERNET FUNDS. PAST PERFORMANCE IS NOT AN INDICATION
 OF FUTURE RETURNS AND, DEPENDING ON THE TIMING OF YOUR
 INVESTMENT, YOU MAY LOSE MONEY EVEN IF THE FUND'S PAST
 RETURNS HAVE BEEN POSITIVE. THE FUND'S PARTICIPATION IN
 THE INITIAL PUBLIC OFFERING (IPO) MARKET DURING ITS
 INITIAL START-UP PHASE MAY HAVE HAD A MAGNIFIED IMPACT
 ON THE FUND'S PERFORMANCE BECAUSE OF ITS RELATIVELY
 SMALL ASSET BASE. AS THE FUND'S ASSETS GROW, IT IS
 PROBABLE THAT THE EFFECT OF IPO INVESTMENTS ON THE
 FUND'S FUTURE PERFORMANCE WILL NOT BE AS SIGNIFICANT.

 Goldman Sachs' Growth Investment Philosophy:
 1.  Invest as if buying the company/business, not simply trading its stock:
 . Understand the business, management, products and competition.
 . Perform intensive, hands-on fundamental research.
 . Seek businesses with strategic competitive advantages.
 . Over the long-term, expect each company's stock price ultimately to track the growth in the value of the business.

 2. Buy high-quality growth businesses that possess strong business fran-chises, favorable long-term prospects and excellent management.

 3. Purchase superior long-term growth companies at a favorable price--seek to purchase at a fair valuation, giving the investor the potential to fully capture returns from above-average growth rates.

 Growth companies have earnings expectations that exceed those of the stock market as a whole.

--------------------------------------------------------------------------------

 REAL ESTATE SECURITIES FUND


 Goldman Sachs' Real Estate Securities Investment Philosophy:
 When choosing the Fund's securities, the Investment Adviser:
 . Selects stocks based on quality of assets, experienced management and a sustainable competitive advantage.
 . Seeks to buy securities at a discount to the intrinsic value of the busi-
   ness (assets and management).
 . Seeks a team approach to decision making.

 Over time, REITs (which stands for Real Estate Investment Trusts) have offered investors important diversification and competitive total returns versus the broad equity market.

--------------------------------------------------------------------------------

Fund Investment Objectives and Strategies

Goldman Sachs
Internet Tollkeeper Fund

        FUND FACTS
--------------------------------------------------------------------------------

        Objective:  Long-term growth of capital

 Investment Focus:  U.S. equity securities that offer long-term capital appreciation with a primary focus on the media, telecommunications, technology and Internet sectors

 Investment Style:  Growth


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities and at least 65% of its total assets in equity securities of "Internet Tollkeeper" companies (as described below), which are companies in the media, telecommunications, technology and Internet sectors which provide access, infrastructure, content and services to Internet companies and Internet users. The Fund seeks to achieve its investment objective by investing in equity securities of companies that the Investment Adviser believes will benefit from the growth of the Internet by providing access, infrastructure, content and services to Internet companies and customers. The Fund may also invest up to 35% of its total assets in other companies whose rapid adoption of an Internet strategy is expected to improve their cost structure, revenue opportunities or competitive advantage and Internet-based companies that the Investment Adviser believes exhibit a sustainable business model. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in for-eign securities, including securities of issuers in emerging markets or countries ("emerging countries") and securities quoted in foreign currencies.

 The Internet. The Internet is a global collection of connected computers that allows commercial and professional organizations, educational institu-tions, government agencies, and individuals to communicate electronically, access and share information, and conduct business.

 The Internet has had, and is expected to continue to have, a significant impact on the global economy, as it changes the way many companies operate. Benefits of the Internet for businesses may include global scalability, acquisition of new clients, new revenue sources and increased efficiencies.

 Internet Tollkeepers. The Fund intends to invest a substantial portion of its assets in companies the Investment Adviser describes as Internet Toll-keepers. In general, the Investment Adviser defines a tollkeeper as a com-pany with predictable, sustainable or recurring revenue streams. Like a toll collector for a highway or bridge, these tollkeeper companies may grow reve-nue by increasing "traffic," or customers and sales, and raising "tolls," or prices. The Investment Adviser believes that the characteristics of many of these tollkeepers, including dominant market share and strong brand name, should enable them to consistently grow their business. An Internet Toll-keeper is a company that has developed or is seeking to develop predictable, sustainable or recurring revenue streams by applying the above characteris-tics to the growth of the Internet. The Investment Adviser does not define companies that merely have an Internet site or sell some products over the Internet as Internet Tollkeepers (although the Investment Adviser may invest in such companies as part of the Fund's 35% basket of securities which are not or may not be Internet Tollkeepers).

 Internet Tollkeepers are media, telecommunications, technology and Internet companies which provide access, infrastructure, content and services to Internet companies and Internet users. The following represent examples of each of these types of companies, but should not be construed to exclude other types of Internet Tollkeepers:
 . Access providers enable individuals and businesses to connect to the
   Internet through, for example, cable systems or the telephone network.
 . Infrastructure companies provide items such as servers, routers, software and storage necessary for companies to participate in the Internet.
 . Media content providers own copyrights, distribution networks and/or pro-gramming. Traditional media companies stand to benefit from an increase in advertising spending by Internet companies. Copyright owners stand to ben-efit from a new distribution channel for their music and video properties. They also will benefit from increasing demand for traditional items like CD's and DVD's driven by aggressive competition among Internet retailers.
 . Service providers may facilitate transactions, communications, security, computer programming and back-office functions for Internet businesses. For

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

  example, Internet companies may contract out advertising sales or credit card clearing to service providers.

 Our Approach to Investing in the Internet. While the Internet is clearly a significant force in shaping businesses and driving the economy, the Invest-ment Adviser believes that many Internet-based companies may not have sus-tainable growth. Many Internet-based companies that are engaged in elec-tronic commerce are focused on driving sales volume and competing with other Internet-based companies. Often, this competition is based on price, and if these companies do not own strong franchises, then the Investment Adviser believes there could be significant uncertainty regarding their long-term profitability.

 The Investment Adviser believes that another attractive way to invest in the Internet sector is to invest in businesses participating in the growth of the Internet that potentially have long-lasting strategic advantages. Char-acteristics of these companies may include: dominant market share, strong brand names, recurring revenue streams, cost advantages, economies of scale, financial strength, technological advantages and strong, experienced manage-ment teams.

 Beneficiaries of the Internet that may meet the above criteria include those companies (Internet Tollkeepers) providing access, infrastructure, content, and services to Internet companies and Internet users. The Fund will also invest in companies whose rapid adoption of an Internet strategy is expected to improve their cost structure or competitive advantage. Internet-based companies that exhibit a sustainable business model may also be candidates for purchase by the Fund. The Investment Adviser pays careful attention to the stock prices of these companies, seeking to purchase them at a discount to their intrinsic value.

 Because of its narrow industry focus, the Fund's investment performance will be closely tied to many factors which affect the Internet and Internet-related industries. These factors include intense competition, consumer preferences, problems with product compatibility and government regulation. Internet and Internet-related securities may experience significant price movements caused by disproportionate investor optimism or pessimism with little or no basis in fundamental economic conditions. As a result, the Fund's NAV is more likely to have greater fluctuations than that of a Fund which invests in other industries.

Goldman Sachs
Real Estate Securities Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Total return comprised of long-term growth of capital
                      and dividend income

         Benchmark:   Wilshire Real Estate Securities Index

  Investment Focus:   REITs and real estate industry companies

  Investment Style:   Growth at a discount


 INVESTMENT OBJECTIVE


 The Fund seeks total return comprised of long-term growth of capital and dividend income.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, substan-tially all and at least 80% of its total assets in a diversified portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry. The Fund expects that a substantial portion of its assets will be invested in REITs and real estate industry companies.

 A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construc-tion, financing, management or sale of commercial, industrial or residential real estate or interests therein.

 The Fund's investment strategy is based on the premise that property market fundamentals are the primary determinant of growth, underlying the success of companies in the real estate industry. The Investment Adviser focuses on companies that can achieve sustainable growth in cash flow and dividend pay-ing capability. The Investment Adviser attempts to purchase securities so that its underlying portfolio will be diversified geographically and by property type. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 15% of its total assets in foreign securities, including securities of issuers in emerging countries and secu-rities quoted in foreign currencies.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES



 Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency, default by bor-rowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income and failing to main-tain their exemptions from investment company registration. REITs whose underlying properties are concentrated in a particular industry or geo-graphic region are also subject to risks affecting such industries and regions.

 REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

 The REIT investments of the Real Estate Securities Fund often do not provide complete tax information to the Fund until after the calendar year-end. Con-sequently, because of the delay, it may be necessary for the Fund to request permission to extend the deadline for issuance of Forms 1099-DIV beyond Jan-uary 31.

 Other. The Fund may invest up to 20% of its total assets in fixed-income securities, such as government, corporate debt and bank obligations, that offer the potential to further the Fund's investment objective.

Other Investment Practices and Securities

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securi-ties. Numbers in this table show allowable usage only; for actual usage, con-sult the Funds' annual and semi-annual reports. For more information see Appen-dix A.

10 Percent of total assets (italic type)
10 Percent of net assets (roman type)
 .  No specific percentage limitation on usage;limited only by the objectives and strategies of the Fund
-- Not permitted

                                                      Internet  Real Estate
                                                     Tollkeeper Securities
                                                        Fund       Fund
---------------------------------------------------------------------------
Investment Practices
Borrowings                                             33 1/3     33 1/3
Credit, currency, index, interest rate and mortgage
 swaps*                                                  --         15
Cross Hedging of Currencies                              .           .
Custodial receipts                                       .           .
Equity Swaps*                                            15         15
Foreign Currency Transactions**                          .           .
Futures Contracts and Options on Futures Contracts       .           .
Interest rate caps, floors and collars                   --          .
Investment Company Securities (including exchange-
 traded funds)                                           10         10
Mortgage Dollar Rolls                                    --          .
Options on Foreign Currencies/1/                         .           .
Options on Securities and Securities Indices/2/          .           .
Repurchase Agreements                                    .           .
Securities Lending                                     33 1/3     33 1/3
Short Sales Against the Box                              25         25
Unseasoned Companies                                     .           .
Warrants and Stock Purchase Rights                       .           .
When-Issued Securities and Forward Commitments           .           .
---------------------------------------------------------------------------

 * Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.

**  Limited by the amount each Fund may invest in foreign securities.

 1  The Funds may purchase and sell call and put options.

 2 The Funds may sell covered call and put options and purchase call and put options.

                                       OTHER INVESTMENT PRACTICES AND SECURITIES

10 Percent of total assets (italic type)
10 Percent of net assets (roman type)
 .  No specific percentage
   limitation on usage;
   limited only by the
   objectives andstrategies
   of the Fund
-- Not permitted

                                                    Internet   Real Estate
                                                   Tollkeeper  Securities
                                                      Fund        Fund
--------------------------------------------------------------------------
Investment Securities
American, European and Global Depository Receipts      .            .
Asset-Backed and Mortgage-Backed Securities/3/         .            .
Bank Obligations/3/                                    .            .
Convertible Securities/4/                              .            .
Corporate Debt Obligations/3/                          .            .
Equity Securities                                      90+          80+
Emerging Country Securities/5/                         25           15
Fixed Income Securities                                10           20
Foreign Securities/5/                                  25           15
Non-Investment Grade Fixed Income Securities           10/6/        20/6/
Real Estate Investment Trusts                          .            .
Stripped Mortgage-Backed Securities*,/3/               --           .
Structured Securities/3/                               .            .
Temporary Investments                                 100          100
U.S. Government Securities/3/                          .            .
Yield Curve Options and Inverse Floating Rate
 Securities                                            --           .
--------------------------------------------------------------------------


 * Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
 3  Limited by the amount the Fund invests in fixed-income securities.
 4 Convertible securities purchased by the Funds use the same rating criteria for convertible and non-convertible debt securities.
 5 The Internet Tollkeeper and Real Estate Securities Funds may invest in the aggregate up to 25% and 15%, respectively, of their total assets in foreign securities, including emerging country securities.
 6  May be BB or lower by Standard & Poor's or Ba or lower by Moody's.

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete invest-ment program. There can be no assurance that a Fund will achieve its investment objective.


                                      Real
                         Internet    Estate
 . Applicable            Tollkeeper Securities
-- Not applicable          Fund       Fund
---------------------------------------------
Credit/Default              .          .
Foreign                     .          .
Emerging Countries          .          .
Industry Concentration      .          .
Stock                       .          .
Derivatives                 .          .
Interest Rate               .          .
Management                  .          .
Market                      .          .
Liquidity                   .          .
REIT Risk                   .          .
Internet                    .          --
---------------------------------------------

                                                    PRINCIPAL RISKS OF THE FUNDS

All Funds:

 . Credit/Default Risk--The risk that an issuer or guarantor of fixed-income securities held by a Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal.

 . Foreign Risk--The risk that when a Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. A Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.

 . Emerging Countries Risk--The securities markets of Asian, Latin American,
  Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capital-izations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and cus-tody and substantial economic and political disruptions. These risks are not normally associated with investments in more developed countries.
 . Industry Concentration Risk--The risk that each of the Funds concentrates its investments in specific industry sectors that have historically experienced substantial price volatility. Each Fund is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by the Funds may lack sufficient market liquidity to enable a Fund to sell the securities at an advantageous time or without a substantial drop in price.

 . Stock Risk--The risk that stock prices have historically risen and fallen in periodic cycles. As of the date of this Prospectus, U.S. stock markets and certain foreign stock markets were trading at or close to record high levels. There is no guarantee that such levels will continue.
 . Derivatives Risk--The risk that loss may result from a Fund's investments in options, futures, swaps, structured securities and other derivative instru-ments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Fund.

 . Interest Rate Risk--The risk that when interest rates increase, fixed-income securities held by a Fund will decline in value. Long-term fixed-income secu-rities will normally have more price volatility because of this risk than short-term securities.
 . Management Risk--The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
 . Market Risk--The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual compa-nies and/or general economic conditions. Price changes may be temporary or last for extended periods.

 . Liquidity Risk--The risk that a Fund will not be able to pay redemption pro-ceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed-income securities, small capitalization stocks, REITs and emerging country issuers will be espe-cially subject to the risk that during certain periods the liquidity of par-ticular issuers or industries, or all securities within these investment cat-egories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate. The Goldman Sachs Asset Allocation Portfolios (the "Asset Allocation Portfolios") expect to invest a significant percentage of their assets in the Real Estate Securities Fund and other funds for which Goldman Sachs now or in the future acts as investment adviser or underwriter. Redemptions by an Asset Allocation Portfolio of its position in a Fund may further increase liquidity risk and may impact a Fund's NAV.

 . REIT Risk--Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient mar-ket liquidity to enable a Fund to effect sales of an advantageous time or without a substantial drop in price.

Internet Tollkeeper Fund:

 . Internet Risk--The risk that the stock prices of Internet and Internet-related companies will experience significant price movements as a result of intense worldwide competition, consumer preferences, product compatibility, product obsolescence, government regulation, excessive investor optimism or pessimism, or other factors.

More information about the Funds' portfolio securities and investment tech-niques, and their associated risks, is provided in Appendix A. You should con-sider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Fund Performance

 HOW THE FUNDS HAVE PERFORMED

 The bar chart and table below provide an indication of the risks of invest-ing in a Fund by showing: (a) changes in the performance of a Fund's Service Shares from year to year; and (b) how the average annual returns of a Fund's Service Shares compare to those of broad-based securities market indices. The bar chart and table assume reinvestment of dividends and distributions. A Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund's performance would have been reduced. The Internet Tollkeeper Fund commenced operations on October 1, 1999. Since the Internet Tollkeeper Fund does not have at least one full calendar year's performance for the period ending December 31, 1999, no performance information is provided in this section.

Real Estate Securities Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------


 Best Quarter

 Q2 '99  +12.88%

 Worst Quarter

 Q3 '99  -10.18%


                                                      [GRAPH]

                                                 1999    -1.12%


 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1999   1 Year  Since Inception
 -----------------------------------------------------------------
  Service Shares (Inception 7/27/98)       (1.12)%     (5.38)%
  Wilshire Real Estate Securities Index*   (3.16)%     (9.45)%
 -----------------------------------------------------------------

 * The unmanaged Wilshire Real Estate Securities Index is an unmanaged index of publicly traded REITs and real estate operating companies. The Index figures do not reflect any fees or expenses.

Fund Fees and Expenses (Service Shares)

This table describes the fees and expenses that you would pay if you buy and hold Service Shares of a Fund.


                                                  Internet  Real Estate
                                                 Tollkeeper Securities
                                                    Fund       Fund
-----------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed
 on Purchases                                       None        None
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                               None        None
Redemption Fees                                     None        None
Exchange Fees                                       None        None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):1
Management Fees                                    1.00%       1.00%
Service Fees2                                      0.50%       0.50%
Other Expenses3                                    0.20%       0.31%
-----------------------------------------------------------------------
Total Fund Operating Expenses*                     1.70%       1.81%
-----------------------------------------------------------------------

See page 16 for all other footnotes.


  * As a result of current expense limitations, "Other
    Expenses" and "Total Fund Operating Expenses" of the
    Funds which are actually incurred are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund
    Operating Expenses" may increase without shareholder approval.

                                                       Internet  Real Estate
                                                      Tollkeeper Securities
                                                         Fund       Fund
 ---------------------------------------------------------------------------
 Annual Fund Operating Expenses
 (expenses that are deducted from Fund assets):1
 Management Fees                                        1.00%       1.00%
 Service Fees2                                          0.50%       0.50%
 Other Expenses3                                        0.10%       0.04%
 ---------------------------------------------------------------------------
 Total Fund Operating Expenses (after current expense
  limitations)                                          1.60%       1.54%
 ---------------------------------------------------------------------------

Fund Fees and Expenses continued

 /1/The Real Estate Securities Fund's annual operating expenses are based on actual expenses. The Internet Tollkeeper Fund's expenses are estimated for the current fiscal year.
 /2/Service Organizations may charge other fees to their customers who are beneficial owners of Service Shares in connection with their customers' accounts. Such fees may affect the return customers realize with respect to their investments.
 /3/"Other Expenses" include transfer agency fees equal to 0.04% of the aver-age daily net assets of each Fund's Service Shares, plus all other ordi-nary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit "Other Expenses" (excluding management fees, transfer agency fees, service fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to the fol-lowing percentages of each Fund's average daily net assets:

                    Other
  Fund             Expenses
 --------------------------
  Internet
    Tollkeeper      0.06%
  Real Estate
    Securities      0.00%

                                                     FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Service Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


Fund                    1 Year 3 Years 5 Years 10 Years
-------------------------------------------------------
Internet Tollkeeper      $173   $536     N/A       N/A
-------------------------------------------------------
Real Estate Securities   $184   $569    $980    $2,127
-------------------------------------------------------

Service Organizations that invest in Service Shares on behalf of their custom-ers may charge other fees directly to their customer accounts in connection with their investments. You should contact your Service Organization for infor-mation regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain Service Organizations that invest in Service Shares may receive other compensation in connection with the sale and distribution of Service Shares or for services to their customers' accounts and/or the Funds. For additional information regarding such compensation, see "Shareholder Guide" in the Pro-spectus and "Other Information" in the Statement of Additional Information ("Additional Statement").

Service Providers

 INVESTMENT ADVISER

  Investment Adviser
 ---------------------------------------------
  Goldman Sachs Asset Management ("GSAM")
  32 Old Slip
  New York, New York 10005
 ---------------------------------------------

 As of September 1, 1999, the Investment Management Division ("IMD") was established as a new operating division of Goldman Sachs. This newly created entity includes GSAM. Goldman Sachs registered as an investment adviser in 1981. The Goldman Sachs Group, L.P., which controlled the Investment Advis-er, merged into The Goldman Sachs Group, Inc. as a result of an initial pub-lic offering. As of December 31, 1999, GSAM, along with other units of IMD, had assets under management of $258.5 billion.

 The Investment Adviser provides day-to-day advice regarding the Funds' port-folio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds' portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

 The Investment Adviser also performs the following additional services for the Funds:
 . Supervises all non-advisory operations of the Funds
 . Provides personnel to perform necessary executive, administrative and clerical services to the Funds

 . Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the Securities and Exchange Commission (the "SEC") and other regulatory authorities
 . Maintains the records of each Fund
 . Provides office space and all necessary office equipment and services

                                                          SERVICE PROVIDERS


 MANAGEMENT FEES

 As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates (as a percentage of each respective Fund's average daily net assets) listed below:

                                               Actual Rate
                                           For the Fiscal Year
                                            or Period  Ended
                          Contractual Rate  December 31, 1999
 -------------------------------------------------------------
  Internet Tollkeeper          1.00%              1.00%
 -------------------------------------------------------------
  Real Estate Securities       1.00%              1.00%
 -------------------------------------------------------------

 FUND MANAGERS

 M. Roch Hillenbrand, a Managing Director of Goldman Sachs since 1997, is the Head of Global Equities for GSAM, overseeing the United States, Europe, Japan, and non-Japan Asia. In this capacity, he is responsible for managing the group as it defines and implements global portfolio management processes that are consistent, reliable and predictable. Since 1981, Mr. Hillenbrand has been President of Commodities Corporation LLC, of which Goldman Sachs is the parent company. Over the course of his 19-year career at Commodities Corporation, Mr. Hillenbrand has had extensive experience in dealing with internal and external investment managers who have managed a range of futures and equities strategies across multiple markets, using a variety of styles.

 Growth Equity Investment Team

 . 19-year consistent investment style applied through diverse and complete market cycles

 . More than $20 billion in equities currently under management

 . More than 300 client account relationships

 . A portfolio management and analytical team with more than 160 years com-bined investment experience

--------------------------------------------------------------------------------
Growth Equity Investment Team

                                                        Years
                                                        Primarily
Name and Title          Fund Responsibility             Responsible Five Year Employment History
------------------------------------------------------------------------------------------------
George D. Adler              Senior Portfolio Manager--    Since       Mr. Adler joined the
Vice President               Internet Tollkeeper           1999        Investment Adviser as
                                                                       a portfolio manager
                                                                       in 1997. From 1990 to
                                                                       1997, he was a
                                                                       portfolio manager at
                                                                       Liberty Investment
                                                                       Management, Inc.
                                                                       ("Liberty") and its
                                                                       predecessor firm,
                                                                       Eagle Asset
                                                                       Management ("Eagle").
------------------------------------------------------------------------------------------------
Steve Barry                  Senior Portfolio Manager--    Since       Mr. Barry joined the
Vice President               Internet Tollkeeper           1999        Investment Adviser as
                                                                       a portfolio manager
                                                                       in 1999. From 1988 to
                                                                       1999, he was a
                                                                       portfolio manager at
                                                                       Alliance Capital
                                                                       Management.
------------------------------------------------------------------------------------------------
Robert G.                    Senior Portfolio Manager--    Since       Mr. Collins joined
Collins                      Internet Tollkeeper           1999        the Investment
Vice President                                                         Adviser as a
                                                                       portfolio manager and
                                                                       Co-Chair of the
                                                                       Growth Equity
                                                                       Investment Committee
                                                                       in 1997. From 1991 to
                                                                       1997, he was a
                                                                       portfolio manager at
                                                                       Liberty and its
                                                                       predecessor firm,
                                                                       Eagle.
------------------------------------------------------------------------------------------------
Herbert E.                   Senior Portfolio Manager--    Since       Mr. Ehlers joined the
Ehlers                       Internet Tollkeeper           1999        Investment Adviser as
Managing                                                               a senior portfolio
Director                                                               manager and Chief
                                                                       Investment Officer of
                                                                       the Growth Equity
                                                                       team in 1997. From
                                                                       1994 to 1997, he was
                                                                       the Chief Investment
                                                                       Officer and Chairman
                                                                       of Liberty. From 1984
                                                                       to 1994, he was a
                                                                       portfolio manager and
                                                                       President at
                                                                       Liberty's predecessor
                                                                       firm, Eagle.
------------------------------------------------------------------------------------------------
Gregory H.                   Senior Portfolio Manager--    Since       Mr. Ekizian joined
Ekizian                      Internet Tollkeeper           1999        the Investment
Vice President                                                         Adviser as a
                                                                       portfolio manager and
                                                                       Co-Chair of the
                                                                       Growth Equity
                                                                       Investment Committee
                                                                       in 1997. From 1990 to
                                                                       1997, he was a
                                                                       portfolio manager at
                                                                       Liberty and its
                                                                       predecessor firm,
                                                                       Eagle.
------------------------------------------------------------------------------------------------
Scott Kolar                  Portfolio Manager--           Since       Mr. Kolar joined the
Associate                    Internet Tollkeeper           1999        Investment Adviser as
                                                                       an equity analyst in
                                                                       1997 and became a
                                                                       portfolio manager in
                                                                       1999. From 1994 to
                                                                       1997, he was an
                                                                       equity analyst and
                                                                       information systems
                                                                       specialist at
                                                                       Liberty.
------------------------------------------------------------------------------------------------
Ernest C. Segundo, Jr.       Senior Portfolio Manager--    Since       Mr. Segundo joined
Vice President               Internet Tollkeeper           1999        the Investment
                                                                       Adviser as a
                                                                       portfolio manager in
                                                                       1997. From 1992 to
                                                                       1997, he was a
                                                                       portfolio manager at
                                                                       Liberty and its
                                                                       predecessor firm,
                                                                       Eagle.
------------------------------------------------------------------------------------------------
David G. Shell               Senior Portfolio Manager--    Since       Mr. Shell joined the
Vice President               Internet Tollkeeper           1999        Investment Adviser as
                                                                       a portfolio manager
                                                                       in 1997. From 1987 to
                                                                       1997, he was a
                                                                       portfolio manager at
                                                                       Liberty and its
                                                                       predecessor firm,
                                                                       Eagle.
------------------------------------------------------------------------------------------------

                                                          SERVICE PROVIDERS


--------------------------------------------------------------------------------

 Real Estate Securities Team
 The Real Estate Securities portfolio management team includes individuals with backgrounds in:
 . Fundamental real estate acquisition, development and operations
 . Real estate capital markets
 . Mergers and acquisitions
 . Asset management

                                      Years
                                      Primarily
 Name and Title   Fund Responsibility Responsible Five Year Employment History
---------------------------------------------------------------------------------
 Herbert E.        Senior Portfolio      Since    Mr. Ehlers joined the
 Ehlers            Manager--                      Investment Adviser as a senior
 Managing          Real Estate           1998     portfolio manager and Chief
 Director          Securities                     Investment Officer of the
                                                  Growth Equity team in 1997.
                                                  From 1994 to 1997, he was the
                                                  Chief Investment Officer and
                                                  Chairman of Liberty. From 1984
                                                  to 1994, he was a portfolio
                                                  manager and President at
                                                  Liberty's predecessor firm,
                                                  Eagle.
---------------------------------------------------------------------------------
 Mark Howard-      Senior Portfolio      Since    Mr. Howard-Johnson joined the
 Johnson           Manager--                      Investment Adviser as a
 Vice President    Real Estate           1998     portfolio manager in 1998. His
                   Securities                     previous experience includes 15
                                                  years in the real estate
                                                  finance business. From 1996 to
                                                  1998, he was the senior equity
                                                  analyst for Boston Financial,
                                                  responsible for the Pioneer
                                                  Real Estate Shares Fund. Prior
                                                  to joining Boston Financial,
                                                  from 1994 to 1996, Mr. Howard-
                                                  Johnson was a real estate
                                                  securities analyst for The
                                                  Penobscot Group, Inc., one of
                                                  only two independent research
                                                  firms in the public real estate
                                                  securities business.
---------------------------------------------------------------------------------
 Greg Poole        Portfolio             Since    Mr. Poole joined the Investment
 Associate         Manager--             2000     Adviser as a real estate
                   Real Estate                    securities analyst in 1998 and
                   Securities                     became portfolio manager in
                                                  2000. His previous experience
                                                  includes investment analysis
                                                  and financial structuring for
                                                  the Real Estate Principal
                                                  Investment Group of the
                                                  Investment Banking Division of
                                                  Goldman Sachs, which he joined
                                                  in 1996. He received his B.A.
                                                  in Honours Economics from the
                                                  University of Western Ontario
                                                  in 1996.
---------------------------------------------------------------------------------

 DISTRIBUTOR AND TRANSFER AGENT


 Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Funds' transfer agent (the "Transfer Agent") and, as such, performs various shareholder servicing functions.

 From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

 ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS


 The involvement of the Investment Adviser, Goldman Sachs and their affili-ates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affili-ates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which other clients of Goldman Sachs have an adverse interest. A Fund's activities may be limited because of regula-tory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.

                                                          SERVICE PROVIDERS


 YEAR 2000

 Goldman Sachs spent a total of approximately $185 million over the past sev-eral years to address the potential hardware, software and other computer and technology issues and related concerns associated with the transition to Year 2000 and to confirm that its service providers did the same. As a result of those efforts, Goldman Sachs has not experienced any material dis-ruptions in its operations in connection with, or following, the transition to the Year 2000.

Dividends

Each Fund pays dividends from its net investment income and capital gain net income. You may choose to have dividends paid in:
 . Cash
 . Additional shares of the same class of the same Fund
 . Shares of the same or an equivalent class of another Goldman Sachs Fund. Spe-cial restrictions may apply for certain ILA Portfolios. See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend. If you do not indicate any choice, dividends will be rein-vested automatically in the applicable Fund.

The election to reinvest dividends in additional shares will not affect the tax treatment of such dividends, which will be treated as received by you and then used to purchase the shares.

Dividends from net investment income and capital gain net income are declared and paid as follows:

                           Net
                        Investment Capital Gain
Fund                      Income    Net Income
-----------------------------------------------
Internet Tollkeeper      Annually    Annually
-----------------------------------------------
Real Estate Securities  Quarterly    Annually
-----------------------------------------------

From time to time a portion of a Fund's dividends may constitute a return of capital.

At the time of an investor's purchase of shares of a Fund, a portion of the NAV per share may be represented by undistributed income or undistributed realized appreciation of the Fund's portfolio securities. Therefore, subsequent distri-butions on such shares from such income or realized appreciation may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions there-of) represent a return of a portion of the purchase price.

Shareholder Guide

 The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds' Service Shares.

 HOW TO BUY SHARES


 How Can I Purchase Service Shares Of The Funds?
 Generally, Service Shares may be purchased only through institutions that have agreed to provide account administration and personal and account main-tenance services to their customers who are the beneficial owners of Service Shares. These institutions are called "Service Organizations." Customers of a Service Organization will normally give their purchase instructions to the Service Organization, and the Service Organization will, in turn, place pur-chase orders with Goldman Sachs. Service Organizations will set times by which purchase orders and payments must be received by them from their cus-tomers. Generally, Service Shares may be purchased from the Funds on any business day at their NAV next determined after receipt of an order by Goldman Sachs from a Service Organization. No sales load is charged. Pur-chases of Service Shares must be settled within three business days of receipt of a complete purchase order.

 Service Organizations are responsible for transmitting purchase orders and payments to Goldman Sachs in a timely fashion. Service Organizations should place an order with Goldman Sachs at 1-800-621-2550 and either:
 .Wire federal funds to The Northern Trust Company ("Northern"), as subcustodian for State Street Bank and Trust Company ("State Street") (each Fund's custodian) on the next business day; or
 .Send a check or Federal Reserve draft payable to Goldman Sachs Funds--(Name of Fund and Class of Shares), 4900 Sears Tower--60th Floor, Chicago, IL 60606-6372. The Fund will not accept a check drawn on a foreign bank or a third-party check.

 In certain instances, the Trust may require a signature guarantee in order to effect purchase, redemption or exchange transactions. Signature guaran-tees must be obtained from a bank, brokerage firm or other financial inter-mediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a signa-ture guarantee.

 What Do I Need To Know About Service Organizations?
 Service Organizations may provide the following services in connection with their customers' investments in Service Shares:
 .Acting, directly or through an agent, as the sole shareholder of record .Maintaining account records for customers

 .Processing orders to purchase, redeem or exchange shares for customers .Responding to inquiries from prospective and existing shareholders .Assisting customers with investment procedures

 In addition, some (but not all) Service Organizations are authorized to accept, on behalf of Goldman Sachs Trust (the "Trust"), purchase, redemption and exchange orders placed by or on behalf of their customers, and may des-ignate other intermediaries to accept such orders, if approved by the Trust. In these cases:
 .A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a business day, and the order will be priced at the Fund's NAV next deter-mined after such acceptance.
 .Service Organizations or intermediaries will be responsible for transmit-ting accepted orders and payments to the Trust within the time period agreed upon by them.

 You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

 Pursuant to a service plan adopted by the Trust's Board of Trustees, Service Organizations are entitled to receive payment for their services from the Trust of up to 0.50% (on an annualized basis) of the average daily net assets of the Service Shares of the Funds, which are attributable to or held in the name of the Service Organization for its customers.

 The Investment Adviser, Distributor and/or their affiliates may pay addi-tional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Service Organizations and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Additional compensation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested.

 In addition to Service Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Service Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

 What Is My Minimum Investment In The Funds?
 The Funds do not have any minimum purchase or account requirements with respect to Service Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Service Shares, and may establish other requirements such as a minimum account balance. A Serv-ice

                                                               SHAREHOLDER GUIDE
 Organization may redeem Service Shares held by non-complying accounts, and may impose a charge for any special services.

 What Else Should I Know About Share Purchases?
 The Trust reserves the right to:
 .Reject or restrict any purchase or exchange orders by a particular pur-chaser (or group of related purchasers). This may occur, for example, when a pattern of frequent purchases, sales or exchanges of Service Shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of a Fund.

 .Close a Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by a Fund's Investment Adviser.

 The Funds may allow Service Organizations to purchase shares with securities instead of cash if consistent with a Fund's investment policies and opera-tions and if approved by the Fund's Investment Adviser.

 How Are Shares Priced?
 The price you pay or receive when you buy, sell or exchange Service Shares is determined by a Fund's NAV. The Funds calculate NAV as follows:

                (Value of Assets of the
                         Class)
      NAV =   - (Liabilities of the Class)
              ----------------------------
              Number of Outstanding Shares
                      of the Class

 The Funds' investments are valued based on market quotations or, if accurate quotations are not readily available, the fair value of the Fund's invest-ments may be determined in good faith under procedures established by the Trustees.

 .NAV per share of each class is calculated by State Street on each business day as of the close of regular trading on the New York Stock Exchange (nor-mally 4:00 p.m. New York time). Fund shares will not be priced on any day the New York Stock Exchange is closed.
 .When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form.
 .When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form.

 Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time.

 Foreign securities may trade in their local markets on days a Fund is closed. As a result, if the Fund holds foreign securities its NAV may be impacted on days when investors may not purchase or redeem Fund shares.

 In addition, the impact of events that occur after the publication of market quotations used by a Fund to price its securities (for example, in foreign markets), but before the close of regular trading on the New York Stock Exchange will normally not be reflected in a Fund's next determined NAV unless the Trust, in its discretion, makes an adjustment in light of the nature and materiality of the event, its effect on Fund operations and other relevant factors.

 HOW TO SELL SHARES


 How Can I Sell Service Shares Of The Funds?
 Generally, Service Shares may be sold (redeemed) only through Service Orga-nizations. Customers of a Service Organization will normally give their redemption instructions to the Service Organization, and the Service Organi-zation will, in turn, place redemption orders with the Funds. Generally, each Fund will redeem its Service Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. Redemption proceeds may be sent to recordholders by check or by wire (if the wire instructions are on record).

 A Service Organization may request redemptions in writing or by telephone if the optional telephone redemption privilege is elected on the Account Application.


 -----------------------------------------------------------------
  By Writing:    Goldman Sachs Funds
                 4900 Sears Tower--60th Floor
                 Chicago, IL 60606-6372
 -----------------------------------------------------------------
  By Telephone:  If you have elected the telephone
                 redemption privilege on your Account Application:
                 .1-800-621-2550
                   (8:00 a.m. to 4:00 p.m. New York time)
 -----------------------------------------------------------------

 What Do I Need To Know About Telephone Redemption Requests?

 The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized tele-phone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:
 .All telephone requests are recorded.
 .Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The

                                                               SHAREHOLDER GUIDE
  written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
 .The telephone redemption option may be modified or terminated at any time.

 Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

 How Are Redemption Proceeds Paid?
 By Wire: The Funds will arrange for redemption proceeds to be wired as fed-eral funds to the bank account designated in the recordholder's Account Application. The following general policies govern wiring redemption pro-ceeds:
 .Redemption proceeds will normally be wired on the next business day in fed-eral funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request. If the shares to be sold were recently paid for by check, the Fund will pay the redemption proceeds when the check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
 .To change the bank designated on your Account Application, you must send written instructions signed by an authorized person designated on the Account Application to the Service Organization.

 .Neither the Trust, Goldman Sachs nor any other institution assumes any responsibility for the performance of intermediaries or your Service Organ-ization in the transfer process. If a problem with such performance arises, you should deal directly with such intermediaries or Service Organization.

 By Check: A recordholder may elect in writing to receive redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of receipt of a properly exe-cuted redemption request. If the shares to be sold were recently paid for by check, the Fund will pay the redemption proceeds when the check has cleared, which may take up to 15 days.

 What Else Do I Need To Know About Redemptions?
 The following generally applies to redemption requests:
 . Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
 . Service Organizations are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Service Organi-zations may set times by which they must receive redemption requests. Service Organizations may also require additional documentation from you.

 The Trust reserves the right to:
 . Redeem the Service Shares of any Service Organization whose account bal-ance falls below $50 as a result of a redemption. The Funds will not redeem Service Shares on this basis if the value of the account falls below the minimum account balance solely as a result of market conditions. The Fund will give 60 days' prior written notice to allow a Service Organ-ization to purchase sufficient additional shares of the Fund in order to avoid such redemption.
 . Redeem the shares in other circumstances determined by the Board of Trust-
   ees to be in the best interest of the Trust.
 . Pay redemptions by a distribution in-kind of securities (instead of cash).
   If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

 . Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distribu-tions be returned to the Fund as undeliverable or remain uncashed for six months. In addition, that distribution and all future distributions pay-able to you will be reinvested at NAV in additional Fund shares. No inter-est will accrue on amounts represented by uncashed distribution or redemp-tion checks.

 Can I Exchange My Investment From One Fund To Another?
 A Service Organization may exchange Service Shares of a Fund at NAV for Service Shares of any other Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days' written notice.


  Instructions For
  Exchanging
  Shares:
 -----------------------------------------------------------------
  By Writing:        .Write a letter of instruction that includes:
                     .The recordholder name(s) and signature(s)
                     .The account number
                     .The Fund names and Class of Shares
                     .The dollar amount to be exchanged
                     .Mail the request to:
                      Goldman Sachs Funds
                      4900 Sears Tower--60th Floor
                      Chicago, IL 60606-6372
 -----------------------------------------------------------------
  By Telephone:      If you have elected the telephone exchange
                     privilege on your Account Application:
                     .1-800-621-2550
                      (8:00 a.m. to 4:00 p.m. New York time)
 -----------------------------------------------------------------

                                                               SHAREHOLDER GUIDE


 You should keep in mind the following factors when making or considering an exchange:
 .You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.

 .All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund, except that this requirement may be waived at the discretion of the Trust.
 .Telephone exchanges normally will be made only to an identically registered account.
 .Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
 .Exchanges are available only in states where exchanges may be legally made. .It may be difficult to make telephone exchanges in times of drastic eco-
  nomic or market conditions.
 .Goldman Sachs may use reasonable procedures described under "What Do I Need
  To Know About Telephone Redemption Requests?" in an effort to prevent unau-thorized or fraudulent telephone exchange requests.

 For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should con-sult your tax adviser concerning the tax consequences of an exchange.

 What Types Of Reports Will Be Sent Regarding Investments In Service Shares? Service Organizations will receive from the Funds annual reports containing audited financial statements and semi-annual reports. Service Organizations will also be provided with a printed confirmation for each transaction in their account and a monthly account statement. Service Organizations are responsible for providing these or other reports to their customers who are the beneficial owners of Service Shares in accordance with the rules that apply to their accounts with the Service Organizations.

Taxation

 TAXABILITY OF DISTRIBUTIONS


 As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax con-sequences of your investment in the Funds.

 Unless your investment is an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

 TAXES ON DISTRIBUTIONS


 Distributions you receive from the Funds are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Funds' income dividend distribu-tions and short-term capital gain distributions are taxable to you as ordi-nary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

 Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Funds' dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. The Funds will inform sharehold-ers of the character and tax status of all distributions promptly after the close of each calendar year.

 Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Funds may deduct these taxes in computing their taxable income.

 If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as "buying a dividend."

                                                                   TAXATION

 TAXABILITY OF SALES AND EXCHANGES

 Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purpos-es, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Gen-erally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends that were received on the shares.

 OTHER INFORMATION


 When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Fund must withhold 31% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so. Non-U.S. investors may be subject to U.S. withholding and estate tax.

Appendix A
Additional Information on Portfolio Risks, Securities and Techniques

 A. General Portfolio Risks

 The Funds will be subject to the risks associated with equity securities. "Equity securities" may include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants and stock pur-chase rights. In general, stock values fluctuate in response to the activi-ties of individual companies and in response to general market and economic conditions. Accordingly, the value of the stocks that a Fund holds may decline over short or extended periods. The stock markets tend to be cycli-cal, with periods when stock prices generally rise and periods when prices generally decline. The volatility of equity securities means that the value of your investment in the Funds may increase or decrease. As of the date of this Prospectus, certain stock markets were trading at or close to record high levels and there can be no guarantee that such levels will continue.

 To the extent that a Fund invests in fixed-income securities, that Fund will also be subject to the risks associated with its fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase (al-though many mortgage related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer could default on its obligations, and a Fund will not recover its invest-ment. Call risk and extension risk are normally present in mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (exten-sion risk). In general, if interest rates on new mortgage loans fall suffi-ciently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to invest-ors.

                                                                 APPENDIX A

 The Investment Adviser will not consider the portfolio turnover rate a lim-iting factor in making investment decisions for a Fund. A high rate of port-folio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to shareholders. The port-folio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund's portfolio securities, excluding securities having a matu-rity at the date of purchase of one year or less. See "Financial Highlights" in Appendix B for a statement of the Funds' historical portfolio turnover rates.

 The following sections provide further information on certain types of secu-rities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Addi-tional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

 B. Other Portfolio Risks

 Risks of Investing In Internet and Internet-Related Companies. Internet and Internet-related companies are generally subject to a rate of change in technology which is higher than other industries and often requires exten-sive and sustained investment in research and development. As a result, Internet and Internet-related companies are exposed to the risk of rapid product obsolescence. Changes in governmental policies, such as telephone and cable regulations and anti-trust enforcement, and the need for regula-tory approvals may have an adverse effect on the products, services and securities of Internet and Internet-related companies. Internet and Internet-related companies may also produce or use products or services that prove commercially unsuccessful. In addition, intense worldwide competitive pressures and changing demand, evolving industry standards, challenges in achieving product capability, loss of patent protection or proprietary rights, reduction or interruption in the supply of key components, changes in strategic alliances, frequent mergers or acquisitions or other factors can have a significant effect on the financial conditions of companies in these industries. Competitive pressures in the Internet and Internet-related industries may affect negatively the financial condition of Internet and Internet-related companies. Internet and Internet-related companies are also subject to the risk of service disruptions and the risk of losses arising out of litigation related to these disruptions. Many Internet companies have exceptionally high price-to-earnings ratios with little or no earnings histories, and many Internet companies are cur-rently operating at a loss and may never be profitable. In certain instanc-es, Internet and Internet-related securities may experience significant price movements caused by disproportionate investor optimism or pessimism with little or no basis in fundamental economic conditions. As a result of these and other reasons, investments in the Internet and Internet-related industry can experience sudden and rapid appreciation and depreciation.

 Risks of Investing in Small Capitalization Companies and REITs. Each Fund may invest in small capitalization companies and REITs. Investments in small capitalization companies and REITs involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the rea-sons for the greater price volatility of these investments are the less cer-tain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies and REITs may be thinly traded and may have to be sold at a discount from current mar-ket prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient mar-ket liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies and REITs include "unseasoned" issuers that do not have an established financial history; often have limited prod-uct lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small capitaliza-tion companies and REITs may be more difficult to price precisely than other types of securities because of their characteristics and lower trading vol-umes.

 Risks of Foreign Investments. Each Fund may invest in foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the

                                                                 APPENDIX A

 portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

 The introduction of a single currency, the euro, on January 1, 1999 for par-ticipating nations in the European Economic and Monetary Union presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates for currencies being converted into the euro; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union ("EU"), may have an impact on the euro. These or other factors, including political and economic risks, could cause market disruptions, and could adversely affect the value of securities held by the Funds. Because of the number of countries using this single currency, a significant portion of the foreign assets held by the Funds may be denominated in the euro.

 Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such proce-dures have been unable to keep pace with the volume of securities transac-tions, thus making it difficult to conduct such transactions.

 Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less gov-ernment regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Funds, and political or social instability or diplomatic developments which could affect investments in those countries.

 Concentration of a Fund's assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund's assets were not geo-graphically concentrated.

 Investments in foreign securities may take the form of sponsored and unsponsored American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs") and European Depository Receipts ("EDRs") or other similar instruments representing securities of foreign issuers. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

 Risks of Emerging Countries. The Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are height-ened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. A Fund's purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respec-tive clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limi-tations have been reached.

 Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a spe-cific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportuni-ties in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct invest-ment in equity securities in certain Asian countries, it is anticipated

                                                                 APPENDIX A

 that a Fund may invest in such countries through other investment funds in such countries.

 Many emerging countries have experienced currency devaluations and substan-tial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

 Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodi-cally used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffec-tion, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Invest-ing in emerging countries involves greater risk of loss due to expropria-tion, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested.

 A Fund's investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such country to the Fund.

 Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and often may involve a Fund's delivery of securities before receipt of payment for their sale. In addi-tion, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to com-plete its contractual obligations. The creditworthiness of the local securi-ties firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

 The small size and inexperience of the securities markets in certain emerg-ing countries and the limited volume of trading in securities in those coun-tries may make a Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities mar-kets (such as the United States, Japan and most Western European countries). A Fund's investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor per-ceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to price pre-cisely because of the characteristics discussed above and lower trading vol-umes.

 A Fund's use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, the Investment Adviser does not currently anticipate that a sig-nificant portion of the Funds' currency exposure in emerging countries, if any, will be covered by such instruments.

 Risks of Derivative Investments. A Fund's transactions in options, futures, options on futures, swaps, interest rate caps, floors and collars, struc-tured securities and currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associ-ated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Each Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

 Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:
 . Both domestic and foreign securities that are not readily marketable
 . Certain stripped mortgage-backed securities
 . Repurchase agreements and time deposits with a notice or demand period of more than seven days
 . Certain over-the-counter options

                                                                 APPENDIX A

 . Certain structured securities and all swap transactions

 . Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") and, therefore, is liquid.

 Investing in 144A Securities may decrease the liquidity of a Fund's portfo-lio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of com-parable securities for which a liquid market exists.

 Credit Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agen-cies, instrumentalities and sponsored enterprises), domestic and foreign corporations, banks and other issuers. Further information is provided in the Additional Statement.

 Debt securities rated BBB or higher by Standard & Poor's or Baa or higher by Moody's are considered "investment grade." Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality.

 The Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as "junk bonds." Junk bonds are considered predominantly speculative and may be ques-tionable as to principal and interest payments.

 In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, invest-ment in such bonds will present greater speculative risks than those associ-ated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund's portfolio is downgraded by a rat-ing organization, the market price and liquidity of such security may be adversely affected.

 Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:
 . U.S. government securities

 . Commercial paper rated at least A-2 by Standard & Poor's or P-2 by Moody's . Certificates of deposit
 . Bankers' acceptances
 . Repurchase agreements
 . Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

 When a Fund's assets are invested in such instruments, the Fund may not be achieving its investment objective.

 C. Portfolio Securities and Techniques


 This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associ-ated risks. Further information is provided in the Additional Statement, which is available upon request.

 Convertible Securities. Each Fund may invest in convertible securities. Con-vertible securities are preferred stock or debt obligations that are con-vertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar qual-ity. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-income securities. Con-vertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible secu-rity, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

 Foreign Currency Transactions. A Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to pur-chase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Funds may also enter into such transactions to seek to increase total return, which is con-sidered a speculative practice.

                                                                 APPENDIX A

 Each Fund may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Investment Adviser determines that there is a pattern of cor-relation between the two currencies. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g. the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

 Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund's NAV to fluctuate (when the Fund's NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

 The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obli-gations. Since these contracts are not guaranteed by an exchange or clear-inghouse, a default on a contract would deprive a Fund of unrealized prof-its, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

 Structured Securities. Each Fund may invest in structured securities. Struc-tured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be posi-tively or negatively indexed, so that appreciation of the Reference may pro-duce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Refer-ence. Consequently, structured securities may present a greater degree of market risk than other types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

 REITs. Each Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs' managers, and are subject to heavy cash flow dependen-cy, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be height-ened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

 Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument dur-ing the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write
 (sell) covered call and put options and purchase put and call options on any securities in which it may invest or on any securities index comprised of securities in which it may invest. A Fund may also, to the extent that it invests in foreign securities, purchase and sell (write) put and call options on foreign currencies.

 The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is con-sidered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctu-ations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund's investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund's transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

 Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or pur-chase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the

                                                                 APPENDIX A

 option the obligation) to assume a position in a futures contract at a spec-ified exercise price within a specified period of time. A futures contract may be based on various securities (such as U.S. government securities), foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transactions on both U.S. and for-eign exchanges.

 Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objectives and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. A Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regula-tions of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transac-tions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund's net assets.

 Futures contracts and related options present the following risks:
 . While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
 . Because perfect correlation between a futures position and portfolio posi-tion that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to addi-tional risk of loss.
 . The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
 . Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's NAV.
 . As a result of the low margin deposits normally required in futures trad-ing, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
 . Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
 . Foreign exchanges may not provide the same protection as U.S. exchanges.

 Equity Swaps. Each Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other compo-nents of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

 An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, a Fund may suffer a loss if the counterparty defaults.

 When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and enter into forward commitments. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

 The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

 Repurchase Agreements. Repurchase agreements involve the purchase of securi-ties subject to the seller's agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with dealers in U.S. government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

 If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund's costs associated with

                                                                 APPENDIX A

 delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund's interest in the collateral is not enforce-able.

 In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may trans-fer uninvested cash balances into a single joint account, the daily aggre-gate balance of which will be invested in one or more repurchase agreements.

 Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers. The borrowers are required to secure their loan continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. To the extent that cash collateral is invested in other investment securities, such collateral will be subject to market deprecia-tion or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers' collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral).

 A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities, or a capital loss, if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

 Short Sales Against-the-Box. Each Fund may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Fund will own an equal amount of securities sold short, or secu-rities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

 Preferred Stock, Warrants and Rights. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earn-ings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

 Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

 Other Investment Companies. Each Fund may invest in securities of other investment companies (including SPDRs and WEBS, as defined below and other exchange-traded funds) subject to statutory limitations prescribed by the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment compa-nies. Exchange-traded funds such as SPDRs and WEBS are shares of unaffili-ated investment companies which are traded like traditional equity securi-ties on a national securities exchange or the NASDAQ National Market System.

 . Standard & Poor's Depository Receipts. The Funds may, consistent with their investment policies, purchase Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are securities traded on the American Stock Exchange ("AMEX") that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P
   500. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500.

 . World Equity Benchmark Shares. World Equity Benchmark Shares ("WEBS") are shares of an investment company that invests substantially all of its assets in securities included in the MSCI indices for specified countries. WEBS are listed on the AMEX and were initially offered to the public in 1996. The market prices of WEBS are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of WEBS on the AMEX. To date, WEBS have traded at relatively modest discounts and premiums to their NAVs. However, WEBS have a limited operat-ing history and information is lacking regarding the actual performance and trading liquidity of WEBS for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of WEBS will continue to be met or will remain unchanged. In the event substantial market or other disrup-tions affecting WEBS

                                                                 APPENDIX A

  should occur in the future, the liquidity and value of a Fund's shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of WEBS as part of its investment strategy.

 Unseasoned Companies. Each Fund may invest in companies (including predeces-sors) which have operated less than three years. The securities of such com-panies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

 Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal, and include securities issued by banks and other financial institutions. Each Fund may invest in corporate debt obliga-tions issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and suprana-tional entities (i.e., the World Bank, the International Monetary Fund, etc.).

 Bank Obligations. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitations, time deposits, bankers' acceptances and certificates of deposit, may be gen-eral obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

 U.S. Government Securities. Each Fund may invest in U.S. government securi-ties. U.S. government securities include U.S. Treasury obligations and obli-gations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. government securities may be supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("Ginnie Mae")); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. govern-ment to purchase certain obligations of the issuer (such as the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")); or (d) only the credit of the issuer. U.S. government securities also include Treasury receipts, zero coupon bonds and other stripped U.S. government securities, where the interest and principal components of stripped U.S. government securities are traded independently.

 Custodial Receipts. Each Fund may invest in custodial receipts. Interests in U.S. government securities may be purchased in the form of custodial receipts that evidence ownership of future interest payments, principal pay-ments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, polit-ical subdivisions or authorities. For certain securities law purposes, cus-todial receipts are not considered obligations of the U.S. government.

 Mortgage-Backed Securities. Each Fund may invest in mortgage-backed securi-ties. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued mortgage-backed securities are normally structured with one or more types of "credit enhancement." However, these mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.

 Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturi-ties, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real prop-erty and other permitted investments.

 Mortgaged-backed securities also include stripped mortgage-backed securities ("SMBS"), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives sub-stantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to

                                                                 APPENDIX A

 changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

 Asset-Backed Securities. Each Fund may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of pre-payments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain posi-tions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to gener-ally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a secu-rity interest in collateral that is comparable to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

 Borrowings. Each Fund can borrow money from banks and other financial insti-tutions in amounts not exceeding one-third of its total assets for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its total assets.

 Mortgage Dollar Rolls. The Real Estate Securities Fund may enter into mort-gage dollar rolls. A mortgage dollar roll involves the sale by a Fund of securities for delivery in the current month. The Fund simultaneously con-tracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund bene-fits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the secu-rities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund's performance.

 Successful use of mortgage dollar rolls depends upon the Investment Advis-er's ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Fund may experi-ence a loss. For financial reporting and tax purposes, the Fund treats mort-gage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing and does not treat them as borrowings.

 Yield Curve Options. The Real Estate Securities Fund may enter into options on the yield "spread" or differential between two securities. Such transac-tions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

 The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options pres-ent a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

 Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps and Inter-est Rate Caps, Floors and Collars. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional princi-pal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties' respective rights to make or receive payments in specified currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap

                                                                 APPENDIX A

 and a floor that preserves a certain return within a predetermined range of interest rates.

 The Real Estate Securities Fund may enter into swap transactions for hedging purposes or to seek to increase total return. The use of interest rate, mortgage, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its fore-casts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if these investment techniques were not used.

 Inverse Floaters. The Real Estate Securities Fund may invest in inverse floating rate debt securities ("inverse floaters"). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which an inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

Appendix B
Financial Highlights

 The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects finan-cial results for a single Fund share. The total returns in the table repre-sent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the period ended December 31, 1999 has been audited by Arthur Andersen LLP, whose report, along with a Fund's financial statements, is included in the Funds' annual report (available upon request).


 REAL ESTATE SECURITIES FUND



                                                            Income from
                                                      investment operationsa
                                                     -------------------------
                                                                 Net realized
                                           Net asset            and unrealized
                                            value,      Net     gain (loss) on
                                           beginning investment   investment
                                           of period   income    transactions
------------------------------------------------------------------------------
For the Years Ended December 31,
1999 - Class A Shares                       $ 9.20     $0.38e       $(0.48)e
1999 - Class B Shares                         9.27      0.28e        (0.45)e
1999 - Class C Shares                         9.21      0.30e        (0.48)e
1999 - Institutional Shares                   9.21      0.40e        (0.47)e
1999 - Service Shares                         9.21      0.38e        (0.49)e
------------------------------------------------------------------------------
1998 - Class A Shares (commenced July 27)    10.00      0.15         (0.80)
1998 - Class B Shares (commenced July 27)    10.00      0.14e        (0.83)e
1998 - Class C Shares (commenced July 27)    10.00      0.22e        (0.91)e
1998 - Institutional Shares (commenced
 July 27)                                    10.00      0.31e        (0.95)e
1998 - Service Shares (commenced July 27)    10.00      0.25e        (0.91)e
------------------------------------------------------------------------------


a  Includes the balancing effect of calculating per share amounts.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemp-tion charge were taken into account.
c  Annualized.
d  Not annualized.
e  Calculated based on the average shares outstanding methodology.

                                                                 APPENDIX B




  Distributions to shareholders
  --------------------------------
               In excess           Net Increase                     Net assets   Ratio of
   From net      of net             (Decrease)  Net asset           at end of  net expenses
  investment   investment  From    in net asset value, end  Total     period    to average
    income       income   capital     value     of period  returnb  (in 000s)   net assets
-------------------------------------------------------------------------------------------

    $(0.38)      $(0.02)  $(0.02)     $(0.52)     $8.68     (1.02)%  $93,443       1.44%
     (0.28)       (0.07)   (0.02)      (0.54)      8.73     (1.73)       457       2.19
     (0.30)       (0.05)   (0.02)      (0.55)      8.66     (1.80)       697       2.19
     (0.40)       (0.03)   (0.02)      (0.52)      8.69     (0.64)    42,790       1.04
     (0.38)       (0.01)   (0.02)      (0.52)      8.69     (1.12)         1       1.54
-------------------------------------------------------------------------------------------
     (0.15)         --       --        (0.80)      9.20     (6.53)d   19,961       1.47c
     (0.04)         --       --        (0.73)      9.27     (6.88)d        2       2.19c
     (0.10)         --       --        (0.79)      9.21     (6.85)d        1       2.19c
     (0.15)         --       --        (0.79)      9.21     (6.37)d   47,516       1.04c
     (0.13)         --       --        (0.79)      9.21     (6.56)d        1       1.54c
-------------------------------------------------------------------------------------------

                                                 Ratios assuming
                                               no voluntary waiver
                                                     of fees
                                              or expense limitations
                                            --------------------------
                                Ratio of                   Ratio of
                             net investment  Ratio of   net investment
                               income to    expenses to     income     Portfolio
                                average     average net   to average   turnover
                               net assets     assets      net assets     rate
--------------------------------------------------------------------------------
1999 - Class A Shares             4.14%        1.96%         3.62%       37.43%
1999 - Class B Shares             3.21         2.46          2.94        37.43
1999 - Class C Shares             3.38         2.46          3.11        37.43
1999 - Institutional
 Shares                           4.43         1.31          4.16        37.43
1999 - Service Shares             4.17         1.81          3.90        37.43
--------------------------------------------------------------------------------
1998 - Class A Shares
 (commenced July 27)             23.52c        3.52c        21.47c        6.03d
1998 - Class B Shares
 (commenced July 27)              3.60c        4.02c         1.77c        6.03d
1998 - Class C Shares
 (commenced July 27)              5.49c        4.02c         3.66c        6.03d
1998 - Institutional
 Shares (commenced July 27)       8.05c        2.87c         6.22c        6.03d
1998 - Service Shares
 (commenced July 27)              6.29c        3.37c         4.46c        6.03d
--------------------------------------------------------------------------------

a  Includes the balancing effect of calculating per share amounts.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemp-tion charge were taken into account.
c  Annualized.
d  Not annualized.
e  Calculated based on the average shares outstanding methodology.

                   [This page intentionally left blank]

 INTERNET TOLLKEEPER FUND

                                         Income from
                                   investment operationsa
                             -----------------------------------
                             Net asset
                              value,      Net      Net realized  Net increase
                             beginning investment and unrealized in net asset
                             of period   losse          gaine       value
-----------------------------------------------------------------------------
For the Period Ended December 31,
1999 - Class A Shares
 (Commenced October 1)        $10.00    $(0.05)       $9.30         $9.25
1999 - Class B Shares
 (Commenced October 1)         10.00     (0.08)        9.28          9.20
1999 - Class C Shares
 (Commenced October 1)         10.00     (0.08)        9.27          9.19
1999 - Institutional Shares
 (Commenced October 1)         10.00     (0.03)        9.28          9.25
1999 - Service Shares
 (Commenced October 1)         10.00     (0.05)        9.28          9.23
-----------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

c Annualized.

d Not annualized.

e Calculated based on the average shares outstanding methodology.

                                                                 APPENDIX B



                                                                       Ratios assuming
                                                                   no expense limitations
                                                                 ---------------------------
                         Net assets   Ratio of      Ratio of      Ratio of      Ratio of
  Net asset              at end of  net expenses net investment  expenses to net investment  Portfolio
  value, end     Total     period    to average  loss to average   average   loss to average turnover
  of period    returnb,d (in 000s)  net assetsc    net assetsc   net assetsc   net assetsc     rated
--------------------------------------------------------------------------------------------------
    $19.25       92.50%   $575,535      1.50%        (1.29)%        1.79%        (1.58)%       16.16%
     19.20       92.00     537,282      2.25         (2.04)         2.54         (2.33)        16.16
     19.19       91.90     329,135      2.25         (2.05)         2.54         (2.34)        16.16
     19.25       92.50      68,275      1.10         (0.88)         1.39         (1.17)        16.16
     19.23       92.30          53      1.60         (1.35)         1.89         (1.64)        16.16
------------------------------------------------------------------------------------------------------

Index

   1 General Investment
     Management Approach
   3 Fund Investment Objectives
     and Strategies
     3   Goldman Sachs Internet Tollkeeper Fund
       6 Goldman Sachs Real Estate
         Securities Fund
   8 Other Investment Practices
     and Securities
  10 Principal Risks of the Funds
  13 Fund Performance
  15 Fund Fees and Expenses

  18 Service Providers
  24 Dividends
  25 Shareholder Guide
      25 How To Buy Shares
      28 How To Sell Shares
  32 Taxation
  34 Appendix A
     Additional Information
     on Portfolio Risks,
     Securities and
     Techniques
  54 Appendix B
     Financial Highlights

Specialty Funds
Prospectus (Service Shares)

 FOR MORE INFORMATION

 Annual/Semi-annual Report

 Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

 Statement of Additional Information
 Additional information about the Funds and their policies is also available in the Funds' Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Pro-spectus).

 The Funds' annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

 To obtain other information and for shareholder inquiries:
 By telephone - Call 1-800-621-2550
 By mail - Goldman Sachs Funds, 4900 Sears Tower - 60th Floor, Chicago, IL 60606-6372
 By e-mail - gs-funds@gs.com
 On the Internet - Text-only versions of the Funds' documents are located online and may be downloaded from:
    SEC EDGAR database - http://www.sec.gov

 You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.


                            [LOGO OF GOLDMAN SACHS]

         The Funds' investment company registration number is 811-5349.

 Goldman Sachs Internet Tollkeeper FundSM is a service mark of Goldman, Sachs
                                  & Co.


SPECPROSVC

  Prospectus

  GOLDMAN SACHS SPECIALTY FUNDS

Institutional
Shares

May 1, 2000

 . Goldman Sachs
  Internet
  Tollkeeper
  Fund SM

 . Goldman Sachs
  Real Estate
  Securities
  Fund


[LOGO OF GOLDMAN SACHS]

  THE SECURITIES AND EXCHANGE COMMISSION HAS
  NOT APPROVED OR DISAPPROVED THESE
  SECURITIES OR PASSED UPON THE ADEQUACY OF
  THIS PROSPECTUS. ANY REPRESENTATION TO THE
  CONTRARY IS A CRIMINAL OFFENSE.

  AN INVESTMENT IN A FUND IS NOT A BANK
  DEPOSIT AND IS NOT INSURED BY THE FEDERAL
  DEPOSIT INSURANCE CORPORATION OR ANY OTHER
  GOVERNMENT AGENCY. AN INVESTMENT IN A FUND
  INVOLVES INVESTMENT RISKS, INCLUDING
  POSSIBLE LOSS OF PRINCIPAL.

[GRAPHIC]

   NOT FDIC-INSURED              May Lose Value    No Bank Guarantee

 General Investment Management Approach

 Goldman Sachs Asset Management, a unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the Internet Tollkeeper and Real Estate Securities Funds. Goldman Sachs Asset Management is referred to in this Prospectus as the "Investment Adviser."

 GROWTH STYLE FUNDS--INTERNET TOLLKEEPER FUND

 THE FUND INVESTS IN "INTERNET TOLLKEEPER" COMPANIES,
 AND ITS NET ASSET VALUE (NAV) MAY FLUCTUATE
 SUBSTANTIALLY OVER TIME. BECAUSE THE FUND CONCENTRATES
 ITS INVESTMENTS IN INTERNET TOLLKEEPER COMPANIES, THE
 FUND'S PERFORMANCE MAY BE SUBSTANTIALLY DIFFERENT FROM
 THE RETURNS OF THE BROADER STOCK MARKET AND OF "PURE"
 INTERNET FUNDS. PAST PERFORMANCE IS NOT AN INDICATION
 OF FUTURE RETURNS AND, DEPENDING ON THE TIMING OF YOUR
 INVESTMENT, YOU MAY LOSE MONEY EVEN IF THE FUND'S PAST
 RETURNS HAVE BEEN POSITIVE. THE FUND'S PARTICIPATION IN
 THE INITIAL PUBLIC OFFERING (IPO) MARKET DURING ITS
 INITIAL START-UP PHASE MAY HAVE HAD A MAGNIFIED IMPACT
 ON THE FUND'S PERFORMANCE BECAUSE OF ITS RELATIVELY
 SMALL ASSET BASE. AS THE FUND'S ASSETS GROW, IT IS
 PROBABLE THAT THE EFFECT OF IPO INVESTMENTS ON THE
 FUND'S FUTURE PERFORMANCE WILL NOT BE AS SIGNIFICANT.

 Goldman Sachs' Growth Investment Philosophy:
 1.  Invest as if buying the company/business, not simply trading its stock:
 . Understand the business, management, products and competition.
 . Perform intensive, hands-on fundamental research.
 . Seek businesses with strategic competitive advantages.
 . Over the long-term, expect each company's stock price ultimately to track the growth in the value of the business.

 2. Buy high-quality growth businesses that possess strong business fran-chises, favorable long-term prospects and excellent management.

 3. Purchase superior long-term growth companies at a favorable price--seek to purchase at a fair valuation, giving the investor the potential to fully capture returns from above-average growth rates.

 Growth companies have earnings expectations that exceed those of the stock market as a whole.

--------------------------------------------------------------------------------

 REAL ESTATE SECURITIES FUND


 Goldman Sachs' Real Estate Securities Investment Philosophy:
 When choosing the Fund's securities, the Investment Adviser:
 . Selects stocks based on quality of assets, experienced management and a sustainable competitive advantage.
 . Seeks to buy securities at a discount to the intrinsic value of the busi-
   ness (assets and management).
 . Seeks a team approach to decision making.

 Over time, REITs (which stands for Real Estate Investment Trusts) have offered investors important diversification and competitive total returns versus the broad equity market.

--------------------------------------------------------------------------------

Fund Investment Objectives and Strategies

Goldman Sachs
Internet Tollkeeper Fund

        FUND FACTS
--------------------------------------------------------------------------------

        Objective:  Long-term growth of capital

 Investment Focus:  U.S. equity securities that offer long-term capital appreciation with a primary focus on the media, telecommunications, technology and Internet sectors

 Investment Style:  Growth


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities and at least 65% of its total assets in equity securities of "Internet Tollkeeper" companies (as described below), which are companies in the media, telecommunications, technology and Internet sectors which provide access, infrastructure, content and services to Internet companies and Internet users. The Fund seeks to achieve its investment objective by investing in equity securities of companies that the Investment Adviser believes will benefit from the growth of the Internet by providing access, infrastructure, content and services to Internet companies and customers. The Fund may also invest up to 35% of its total assets in other companies whose rapid adoption of an Internet strategy is expected to improve their cost structure, revenue opportunities or competitive advantage and Internet-based companies that the Investment Adviser believes exhibit a sustainable business model. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in for-eign securities, including securities of issuers in emerging markets or countries ("emerging countries") and securities quoted in foreign currencies.

 The Internet. The Internet is a global collection of connected computers that allows commercial and professional organizations, educational institu-tions, government agencies, and individuals to communicate electronically, access and share information, and conduct business.

 The Internet has had, and is expected to continue to have, a significant impact on the global economy, as it changes the way many companies operate. Benefits of the Internet for businesses may include global scalability, acquisition of new clients, new revenue sources and increased efficiencies.

 Internet Tollkeepers. The Fund intends to invest a substantial portion of its assets in companies the Investment Adviser describes as Internet Toll-keepers. In general, the Investment Adviser defines a tollkeeper as a com-pany with predictable, sustainable or recurring revenue streams. Like a toll collector for a highway or bridge, these tollkeeper companies may grow reve-nue by increasing "traffic," or customers and sales, and raising "tolls," or prices. The Investment Adviser believes that the characteristics of many of these tollkeepers, including dominant market share and strong brand name, should enable them to consistently grow their business. An Internet Toll-keeper is a company that has developed or is seeking to develop predictable, sustainable or recurring revenue streams by applying the above characteris-tics to the growth of the Internet. The Investment Adviser does not define companies that merely have an Internet site or sell some products over the Internet as Internet Tollkeepers (although the Investment Adviser may invest in such companies as part of the Fund's 35% basket of securities which are not or may not be Internet Tollkeepers).

 Internet Tollkeepers are media, telecommunications, technology and Internet companies which provide access, infrastructure, content and services to Internet companies and Internet users. The following represent examples of each of these types of companies, but should not be construed to exclude other types of Internet Tollkeepers:
 . Access providers enable individuals and businesses to connect to the
   Internet through, for example, cable systems or the telephone network.
 . Infrastructure companies provide items such as servers, routers, software and storage necessary for companies to participate in the Internet.
 . Media content providers own copyrights, distribution networks and/or pro-gramming. Traditional media companies stand to benefit from an increase in advertising spending by Internet companies. Copyright owners stand to ben-efit from a new distribution channel for their music and video properties. They also will benefit from increasing demand for traditional items like CD's and DVD's driven by aggressive competition among Internet retailers.
 . Service providers may facilitate transactions, communications, security, computer programming and back-office functions for Internet businesses. For

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

  example, Internet companies may contract out advertising sales or credit card clearing to service providers.

 Our Approach to Investing in the Internet. While the Internet is clearly a significant force in shaping businesses and driving the economy, the Invest-ment Adviser believes that many Internet-based companies may not have sus-tainable growth. Many Internet-based companies that are engaged in elec-tronic commerce are focused on driving sales volume and competing with other Internet-based companies. Often, this competition is based on price, and if these companies do not own strong franchises, then the Investment Adviser believes there could be significant uncertainty regarding their long-term profitability.

 The Investment Adviser believes that another attractive way to invest in the Internet sector is to invest in businesses participating in the growth of the Internet that potentially have long-lasting strategic advantages. Char-acteristics of these companies may include: dominant market share, strong brand names, recurring revenue streams, cost advantages, economies of scale, financial strength, technological advantages and strong, experienced manage-ment teams.

 Beneficiaries of the Internet that may meet the above criteria include those companies (Internet Tollkeepers) providing access, infrastructure, content, and services to Internet companies and Internet users. The Fund will also invest in companies whose rapid adoption of an Internet strategy is expected to improve their cost structure or competitive advantage. Internet-based companies that exhibit a sustainable business model may also be candidates for purchase by the Fund. The Investment Adviser pays careful attention to the stock prices of these companies, seeking to purchase them at a discount to their intrinsic value.

 Because of its narrow industry focus, the Fund's investment performance will be closely tied to many factors which affect the Internet and Internet-related industries. These factors include intense competition, consumer preferences, problems with product compatibility and government regulation. Internet and Internet-related securities may experience significant price movements caused by disproportionate investor optimism or pessimism with little or no basis in fundamental economic conditions. As a result, the Fund's NAV is more likely to have greater fluctuations than that of a Fund which invests in other industries.

Goldman Sachs
Real Estate Securities Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Total return comprised of long-term growth of capital
                      and dividend income

         Benchmark:   Wilshire Real Estate Securities Index

  Investment Focus:   REITs and real estate industry companies

  Investment Style:   Growth at a discount


 INVESTMENT OBJECTIVE


 The Fund seeks total return comprised of long-term growth of capital and dividend income.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, substan-tially all and at least 80% of its total assets in a diversified portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry. The Fund expects that a substantial portion of its assets will be invested in REITs and real estate industry companies.

 A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construc-tion, financing, management or sale of commercial, industrial or residential real estate or interests therein.

 The Fund's investment strategy is based on the premise that property market fundamentals are the primary determinant of growth, underlying the success of companies in the real estate industry. The Investment Adviser focuses on companies that can achieve sustainable growth in cash flow and dividend pay-ing capability. The Investment Adviser attempts to purchase securities so that its underlying portfolio will be diversified geographically and by property type. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 15% of its total assets in foreign securities, including securities of issuers in emerging countries and secu-rities quoted in foreign currencies.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES



 Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency, default by bor-rowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income and failing to main-tain their exemptions from investment company registration. REITs whose underlying properties are concentrated in a particular industry or geo-graphic region are also subject to risks affecting such industries and regions.

 REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

 The REIT investments of the Real Estate Securities Fund often do not provide complete tax information to the Fund until after the calendar year-end. Con-sequently, because of the delay, it may be necessary for the Fund to request permission to extend the deadline for issuance of Forms 1099-DIV beyond Jan-uary 31.

 Other. The Fund may invest up to 20% of its total assets in fixed-income securities, such as government, corporate debt and bank obligations, that offer the potential to further the Fund's investment objective.

Other Investment Practices and Securities

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securi-ties. Numbers in this table show allowable usage only; for actual usage, con-sult the Funds' annual and semi-annual reports. For more information see Appen-dix A.

10 Percent of total assets (italic type)
10 Percent of net assets (roman type)
 .  No specific percentage limitation on usage;limited only by the objectives and strategies of the Fund
-- Not permitted

                                                      Internet  Real Estate
                                                     Tollkeeper Securities
                                                        Fund       Fund
---------------------------------------------------------------------------
Investment Practices
Borrowings                                             33 1/3     33 1/3
Credit, currency, index, interest rate and mortgage
 swaps*                                                  --         15
Cross Hedging of Currencies                              .           .
Custodial receipts                                       .           .
Equity Swaps*                                            15         15
Foreign Currency Transactions**                          .           .
Futures Contracts and Options on Futures Contracts       .           .
Interest rate caps, floors and collars                   --          .
Investment Company Securities (including exchange-
 traded funds)                                           10         10
Mortgage Dollar Rolls                                    --          .
Options on Foreign Currencies/1/                         .           .
Options on Securities and Securities Indices/2/          .           .
Repurchase Agreements                                    .           .
Securities Lending                                     33 1/3     33 1/3
Short Sales Against the Box                              25         25
Unseasoned Companies                                     .           .
Warrants and Stock Purchase Rights                       .           .
When-Issued Securities and Forward Commitments           .           .
---------------------------------------------------------------------------

 * Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.

**  Limited by the amount each Fund may invest in foreign securities.

 1  The Funds may purchase and sell call and put options.

 2 The Funds may sell covered call and put options and purchase call and put options.

                                       OTHER INVESTMENT PRACTICES AND SECURITIES

10 Percent of total assets (italic type)
10 Percent of net assets (roman type)
 .  No specific percentage
   limitation on usage;
   limited only by the
   objectives andstrategies
   of the Fund
-- Not permitted

                           Internet  Real Estate
                          Tollkeeper Securities
                             Fund       Fund
------------------------------------------------
Investment Securities
American, European and
 Global Depository
 Receipts                     .           .
Asset-Backed and
 Mortgage-Backed
 Securities/3/                .           .
Bank Obligations/3/           .           .
Convertible
 Securities/4/                .           .
Corporate Debt
 Obligations/3/               .           .
Equity Securities            90+         80+
Emerging Country
 Securities/5/                25         15
Fixed Income Securities       10         20
Foreign Securities/5/         25         15
Non-Investment Grade
 Fixed Income Securities    10/6/       20/6/
Real Estate Investment
 Trusts                       .           .
Stripped Mortgage-Backed
 Securities*,/3/              --          .
Structured Securities/3/      .           .
Temporary Investments        100         100
U.S. Government
 Securities/3/                .           .
Yield Curve Options and
 Inverse Floating Rate
 Securities                   --          .
------------------------------------------------

 * Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
 3  Limited by the amount the Fund invests in fixed-income securities.
 4 Convertible securities purchased by the Funds use the same rating criteria for convertible and non-convertible debt securities.
 5 The Internet Tollkeeper and Real Estate Securities Funds may invest in the aggregate up to 25% and 15%, respectively, of their total assets in foreign securities, including emerging country securities.
 6  May be BB or lower by Standard & Poor's or Ba or lower by Moody's.

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete invest-ment program. There can be no assurance that a Fund will achieve its investment objective.


                                      Real
                         Internet    Estate
 . Applicable            Tollkeeper Securities
-- Not applicable          Fund       Fund
---------------------------------------------
Credit/Default              .          .
Foreign                     .          .
Emerging Countries          .          .
Industry Concentration      .          .
Stock                       .          .
Derivatives                 .          .
Interest Rate               .          .
Management                  .          .
Market                      .          .
Liquidity                   .          .
REIT Risk                   .          .
Internet                    .          --
---------------------------------------------

                                                    PRINCIPAL RISKS OF THE FUNDS

All Funds:

 . Credit/Default Risk--The risk that an issuer or guarantor of fixed-income securities held by a Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal.

 . Foreign Risk--The risk that when a Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. A Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.

 . Emerging Countries Risk--The securities markets of Asian, Latin American,
  Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capital-izations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and cus-tody and substantial economic and political disruptions. These risks are not normally associated with investments in more developed countries.
 . Industry Concentration Risk--The risk that each of the Funds concentrates its investments in specific industry sectors that have historically experienced substantial price volatility. Each Fund is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by the Funds may lack sufficient market liquidity to enable a Fund to sell the securities at an advantageous time or without a substantial drop in price.

 . Stock Risk--The risk that stock prices have historically risen and fallen in periodic cycles. As of the date of this Prospectus, U.S. stock markets and certain foreign stock markets were trading at or close to record high levels. There is no guarantee that such levels will continue.
 . Derivatives Risk--The risk that loss may result from a Fund's investments in options, futures, swaps, structured securities and other derivative instru-ments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Fund.

 . Interest Rate Risk--The risk that when interest rates increase, fixed-income securities held by a Fund will decline in value. Long-term fixed-income secu-rities will normally have more price volatility because of this risk than short-term securities.
 . Management Risk--The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
 . Market Risk--The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual compa-nies and/or general economic conditions. Price changes may be temporary or last for extended periods.

 . Liquidity Risk--The risk that a Fund will not be able to pay redemption pro-ceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed-income securities, small capitalization stocks, REITs and emerging country issuers will be espe-cially subject to the risk that during certain periods the liquidity of par-ticular issuers or industries, or all securities within these investment cat-egories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate. The Goldman Sachs Asset Allocation Portfolios (the "Asset Allocation Portfolios") expect to invest a significant percentage of their assets in the Real Estate Securities Fund and other funds for which Goldman Sachs now or in the future acts as investment adviser or underwriter. Redemptions by an Asset Allocation Portfolio of its position in a Fund may further increase liquidity risk and may impact a Fund's NAV.

 . REIT Risk--Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient mar-ket liquidity to enable a Fund to effect sales of an advantageous time or without a substantial drop in price.

Internet Tollkeeper Fund:

 . Internet Risk--The risk that the stock prices of Internet and Internet-related companies will experience significant price movements as a result of intense worldwide competition, consumer preferences, product compatibility, product obsolescence, government regulation, excessive investor optimism or pessimism, or other factors.

More information about the Funds' portfolio securities and investment tech-niques, and their associated risks, is provided in Appendix A. You should con-sider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Fund Performance

 HOW THE FUNDS HAVE PERFORMED

 The bar chart and table below provide an indication of the risks of invest-ing in a Fund by showing: (a) changes in the performance of a Fund's Insti-tutional Shares from year to year; and (b) how the average annual returns of a Fund's Institutional Shares compare to those of broad-based securities market indices. The bar chart and table assume reinvestment of dividends and distributions. A Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limi-tations in effect. If expense limitations were not in place, a Fund's per-formance would have been reduced. The Internet Tollkeeper Fund commenced operations on October 1, 1999. Since the Internet Tollkeeper Fund does not have at least one full calendar year's performance for the period ending December 31, 1999, no performance information is provided in this section.

Real Estate Securities Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter

 Q2 '99 +13.01%

 Worst Quarter

 Q3 '99 -10.07%


 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1999    1 Year  Since Inception
 ------------------------------------------------------------------
  Institutional Shares (Inception 7/27/98)  (0.64)%     (4.91)%
  Wilshire Real Estate Securities Index*    (3.16)%     (9.45)%
 ------------------------------------------------------------------

 * The Wilshire Real Estate Securities Index is an unmanaged index of publicly traded REITs and real estate operating companies. The Index figures do not reflect any fees or expenses.

Fund Fees and Expenses (Institutional Shares)

This table describes the fees and expenses that you would pay if you buy and hold Institutional Shares of a Fund.


                                                    Internet  Real Estate
                                                   Tollkeeper Securities
                                                      Fund       Fund
-------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases      None       None
Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends                                            None       None
Redemption Fees                                       None       None
Exchange Fees                                         None       None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):1
Management Fees                                      1.00%       1.00%
Distribution and Service (12b-1) Fees                 None       None
Other Expenses2                                      0.20%       0.31%
-------------------------------------------------------------------------
Total Fund Operating Expenses*                       1.20%       1.31%
-------------------------------------------------------------------------

See page 16 for all other footnotes.

  * As a result of current expense limitations, "Other
    Expenses" and "Total Fund Operating Expenses" of the
    Funds which are actually incurred are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund Operat-ing Expenses" may increase without shareholder approval.

                                                    Internet  Real Estate
                                                   Tollkeeper Securities
                                                      Fund       Fund
 ------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):1
  Management Fees                                    1.00%       1.00%
  Distribution and Services (12b-1) Fees              None       None
  Other Expenses2                                    0.10%       0.04%
 ------------------------------------------------------------------------
  Total Fund Operating Expenses (after
   current expense limitations)                      1.10%       1.04%
 ------------------------------------------------------------------------

Fund Fees and Expenses continued

/1/The Real Estate Securities Fund's annual operating expenses are based on actual expenses. The Internet Tollkeeper Fund's expenses are estimated for the current fiscal year.
/2/"Other Expenses" include transfer agency fees equal to 0.04% of the average daily net assets of each Fund's Institutional Shares plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit "Other Expenses"(excluding management fees, transfer agency fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to the following percentages of each Fund's aver-age daily net assets:

                  Other
Fund             Expenses
-------------------------
Internet
  Tollkeeper      0.06%
Real Estate
  Securities      0.00%

                                                          FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Institutional Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your invest-ment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assump-tions your costs would be:


Fund                    1 Year 3 Years 5 Years 10 Years
-------------------------------------------------------
Internet Tollkeeper      $122   $381     N/A       N/A
-------------------------------------------------------
Real Estate Securities   $133   $415    $718    $1,579
-------------------------------------------------------

Institutions that invest in Institutional Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your institution for information regard-ing such charges. Such fees, if any, may affect the return such customers real-ize with respect to their investments.

Certain institutions that invest in Institutional Shares on behalf of their customers may receive other compensation in connection with the sale and dis-tribution of Institutional Shares or for services to their customers' accounts and/or the Funds. For additional information regarding such compensation, see "Shareholder Guide" in the Prospectus and "Other Information" in the Statement of Additional Information ("Additional Statement").

Service Providers

 INVESTMENT ADVISER

  Investment Adviser
 ---------------------------------------------
  Goldman Sachs Asset Management ("GSAM")
  32 Old Slip
  New York, New York 10005
 ---------------------------------------------

 As of September 1, 1999, the Investment Management Division ("IMD") was established as a new operating division of Goldman Sachs. This newly created entity includes GSAM. Goldman Sachs registered as an investment adviser in 1981. The Goldman Sachs Group, L.P., which controlled the Investment Advis-er, merged into The Goldman Sachs Group, Inc. as a result of an initial pub-lic offering. As of December 31, 1999, GSAM, along with other units of IMD, had assets under management of $258.5 billion.

 The Investment Adviser provides day-to-day advice regarding the Funds' port-folio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds' portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

 The Investment Adviser also performs the following additional services for the Funds:
 . Supervises all non-advisory operations of the Funds
 . Provides personnel to perform necessary executive, administrative and clerical services to the Funds

 . Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the Securities and Exchange Commission (the "SEC") and other regulatory authorities
 . Maintains the records of each Fund
 . Provides office space and all necessary office equipment and services

                                                          SERVICE PROVIDERS


 MANAGEMENT FEES

 As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates (as a percentage of each respective Fund's average daily net assets) listed below:

                                               Actual Rate
                                           For the Fiscal Year
                                            or Period  Ended
                          Contractual Rate  December 31, 1999
 -------------------------------------------------------------
  Internet Tollkeeper          1.00%              1.00%
 -------------------------------------------------------------
  Real Estate Securities       1.00%              1.00%
 -------------------------------------------------------------

 FUND MANAGERS

 M. Roch Hillenbrand, a Managing Director of Goldman Sachs since 1997, is the Head of Global Equities for GSAM, overseeing the United States, Europe, Japan, and non-Japan Asia. In this capacity, he is responsible for managing the group as it defines and implements global portfolio management processes that are consistent, reliable and predictable. Since 1981, Mr. Hillenbrand has been President of Commodities Corporation LLC, of which Goldman Sachs is the parent company. Over the course of his 19-year career at Commodities Corporation, Mr. Hillenbrand has had extensive experience in dealing with internal and external investment managers who have managed a range of futures and equities strategies across multiple markets, using a variety of styles.

 Growth Equity Investment Team

 . 19-year consistent investment style applied through diverse and complete market cycles

 . More than $20 billion in equities currently under management

 . More than 300 client account relationships

 . A portfolio management and analytical team with more than 160 years com-bined investment experience

--------------------------------------------------------------------------------
Growth Equity Investment Team

                                                        Years
                                                        Primarily
 Name and Title         Fund Responsibility             Responsible Five Year Employment History
------------------------------------------------------------------------------------------------
 George D. Adler             Senior Portfolio Manager--    Since      Mr. Adler joined the
 Vice President              Internet Tollkeeper           1999       Investment Adviser as a
                                                                      portfolio manager in
                                                                      1997. From 1990 to 1997,
                                                                      he was a portfolio
                                                                      manager at Liberty
                                                                      Investment Management,
                                                                      Inc. ("Liberty") and its
                                                                      predecessor firm, Eagle
                                                                      Asset Management
                                                                      ("Eagle").
------------------------------------------------------------------------------------------------
 Steve Barry                 Senior Portfolio Manager--    Since      Mr. Barry joined the
 Vice President              Internet Tollkeeper           1999       Investment Adviser as a
                                                                      portfolio manager in
                                                                      1999. From 1988 to 1999,
                                                                      he was a portfolio
                                                                      manager at Alliance
                                                                      Capital Management.
------------------------------------------------------------------------------------------------
 Robert G. Collins           Senior Portfolio Manager--    Since      Mr. Collins joined the
 Vice President              Internet Tollkeeper           1999       Investment Adviser as a
                                                                      portfolio manager and
                                                                      Co-Chair of the Growth
                                                                      Equity Investment
                                                                      Committee in 1997. From
                                                                      1991 to 1997, he was a
                                                                      portfolio manager at
                                                                      Liberty and its
                                                                      predecessor firm, Eagle.
------------------------------------------------------------------------------------------------
 Herbert E. Ehlers           Senior Portfolio Manager--    Since      Mr. Ehlers joined the
 Managing Director           Internet Tollkeeper           1999       Investment Adviser as a
                                                                      senior portfolio manager
                                                                      and Chief Investment
                                                                      Officer of the Growth
                                                                      Equity team in 1997.
                                                                      From 1994 to 1997, he
                                                                      was the Chief Investment
                                                                      Officer and Chairman of
                                                                      Liberty. From 1984 to
                                                                      1994, he was a portfolio
                                                                      manager and President at
                                                                      Liberty's predecessor
                                                                      firm, Eagle.
------------------------------------------------------------------------------------------------
 Gregory H. Ekizian          Senior Portfolio Manager--    Since      Mr. Ekizian joined the
 Vice President              Internet Tollkeeper           1999       Investment Adviser as a
                                                                      portfolio manager and
                                                                      Co-Chair of the Growth
                                                                      Equity Investment
                                                                      Committee in 1997. From
                                                                      1990 to 1997, he was a
                                                                      portfolio manager at
                                                                      Liberty and its
                                                                      predecessor firm, Eagle.
------------------------------------------------------------------------------------------------
 Scott Kolar                 Portfolio Manager--           Since      Mr. Kolar joined the
 Associate                   Internet Tollkeeper           1999       Investment Adviser as an
                                                                      equity analyst in 1997
                                                                      and became a portfolio
                                                                      manager in 1999. From
                                                                      1994 to 1997, he was an
                                                                      equity analyst and
                                                                      information systems
                                                                      specialist at Liberty.
------------------------------------------------------------------------------------------------
 Ernest C. Segundo, Jr.      Senior Portfolio Manager--    Since      Mr. Segundo joined the
 Vice President              Internet Tollkeeper           1999       Investment Adviser as a
                                                                      portfolio manager in
                                                                      1997. From 1992 to 1997,
                                                                      he was a portfolio
                                                                      manager at Liberty and
                                                                      its predecessor firm,
                                                                      Eagle.
------------------------------------------------------------------------------------------------
 David G. Shell              Senior Portfolio Manager--    Since      Mr. Shell joined the
 Vice President              Internet Tollkeeper           1999       Investment Adviser as a
                                                                      portfolio manager in
                                                                      1997. From 1987 to 1997,
                                                                      he was a portfolio
                                                                      manager at Liberty and
                                                                      its predecessor firm,
                                                                      Eagle.
------------------------------------------------------------------------------------------------

                                                          SERVICE PROVIDERS


--------------------------------------------------------------------------------

 Real Estate Securities Team
 The Real Estate Securities portfolio management team includes individuals with backgrounds in:
 . Fundamental real estate acquisition, development and operations
 . Real estate capital markets
 . Mergers and acquisitions
 . Asset management

                                      Years
                                      Primarily
 Name and Title   Fund Responsibility Responsible Five Year Employment History
---------------------------------------------------------------------------------
 Herbert E.        Senior Portfolio      Since    Mr. Ehlers joined the
 Ehlers            Manager--                      Investment Adviser as a senior
 Managing          Real Estate           1998     portfolio manager and Chief
 Director          Securities                     Investment Officer of the
                                                  Growth Equity team in 1997.
                                                  From 1994 to 1997, he was the
                                                  Chief Investment Officer and
                                                  Chairman of Liberty. From 1984
                                                  to 1994, he was a portfolio
                                                  manager and President at
                                                  Liberty's predecessor firm,
                                                  Eagle.
---------------------------------------------------------------------------------
 Mark Howard-      Senior Portfolio      Since    Mr. Howard-Johnson joined the
 Johnson           Manager--                      Investment Adviser as a
 Vice President    Real Estate           1998     portfolio manager in 1998. His
                   Securities                     previous experience includes 15
                                                  years in the real estate
                                                  finance business. From 1996 to
                                                  1998, he was the senior equity
                                                  analyst for Boston Financial,
                                                  responsible for the Pioneer
                                                  Real Estate Shares Fund. Prior
                                                  to joining Boston Financial,
                                                  from 1994 to 1996, Mr. Howard-
                                                  Johnson was a real estate
                                                  securities analyst for The
                                                  Penobscot Group, Inc., one of
                                                  only two independent research
                                                  firms in the public real estate
                                                  securities business.
---------------------------------------------------------------------------------
 Greg Poole        Portfolio             Since    Mr. Poole joined the Investment
 Associate         Manager--             2000     Adviser as a real estate
                   Real Estate                    securities analyst in 1998 and
                   Securities                     became portfolio manager in
                                                  2000. His previous experience
                                                  includes investment analysis
                                                  and financial structuring for
                                                  the Real Estate Principal
                                                  Investment Group of the
                                                  Investment Banking Division of
                                                  Goldman Sachs, which he joined
                                                  in 1996. He received his B.A.
                                                  in Honours Economics from the
                                                  University of Western Ontario
                                                  in 1996.
---------------------------------------------------------------------------------

 DISTRIBUTOR AND TRANSFER AGENT


 Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Funds' transfer agent (the "Transfer Agent") and, as such, performs various shareholder servicing functions.

 From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

 ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS


 The involvement of the Investment Adviser, Goldman Sachs and their affili-ates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affili-ates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which other clients of Goldman Sachs have an adverse interest. A Fund's activities may be limited because of regula-tory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.

                                                          SERVICE PROVIDERS


 YEAR 2000

 Goldman Sachs spent a total of approximately $185 million over the past sev-eral years to address the potential hardware, software and other computer and technology issues and related concerns associated with the transition to Year 2000 and to confirm that its service providers did the same. As a result of those efforts, Goldman Sachs has not experienced any material dis-ruptions in its operations in connection with, or following, the transition to the Year 2000.

Dividends

Each Fund pays dividends from its net investment income and capital gain net income. You may choose to have dividends paid in:
 . Cash
 . Additional shares of the same class of the same Fund
 . Shares of the same or an equivalent class of another Goldman Sachs Fund. Spe-cial restrictions may apply for certain ILA Portfolios. See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend. If you do not indicate any choice, dividends will be rein-vested automatically in the applicable Fund.

The election to reinvest dividends in additional shares will not affect the tax treatment of such dividends, which will be treated as received by you and then used to purchase the shares.

Dividends from net investment income and capital gain net income are declared and paid as follows:

                           Net
                        Investment Capital Gain
Fund                      Income    Net Income
-----------------------------------------------
Internet Tollkeeper      Annually    Annually
-----------------------------------------------
Real Estate Securities  Quarterly    Annually
-----------------------------------------------

From time to time a portion of a Fund's dividends may constitute a return of capital.

At the time of an investor's purchase of shares of a Fund, a portion of the NAV per share may be represented by undistributed income or undistributed realized appreciation of the Fund's portfolio securities. Therefore, subsequent distri-butions on such shares from such income or realized appreciation may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions there-of) represent a return of a portion of the purchase price.

Shareholder Guide

 The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds' Institutional Shares.

 HOW TO BUY SHARES


 How Can I Purchase Institutional Shares Of The Funds?
 You may purchase Institutional Shares on any business day at their NAV next determined after receipt of an order. No sales load is charged. You should place an order with Goldman Sachs at 1-800-621-2550 and either:
 . Wire federal funds to The Northern Trust Company ("Northern"), as subcustodian for State Street Bank and Trust Company ("State Street") (each Fund's custodian) on the next business day; or
 . Send a check or Federal Reserve draft payable to Goldman Sachs Funds--
   (Name of Fund and Class of Shares), 4900 Sears Tower--60th Floor, Chicago, IL 60606-6372. The Fund will not accept a check drawn on a foreign bank or a third-party check.

 In order to make an initial investment in a Fund, you must furnish to the Fund or Goldman Sachs the Account Application. Purchases of Institutional Shares must be settled within three business days of receipt of a complete purchase order.

 In certain instances, the Trust may require a signature guarantee in order to effect purchase, redemption or exchange transactions. Signature guaran-tees must be obtained from a bank, brokerage firm or other financial inter-mediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a signa-ture guarantee.

 How Do I Purchase Shares Through A Financial Institution?
 Certain institutions (including banks, trust companies, brokers and invest-ment advisers) that provide recordkeeping, reporting and processing services to their customers may be authorized to accept, on behalf of Goldman Sachs Trust (the "Trust"), purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:
 . A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized institution or intermediary on a busi-ness day, and the order will be priced at the Fund's NAV next determined after such acceptance.

 . Authorized institutions and intermediaries will be responsible for trans-mitting accepted orders and payments to the Trust within the time period agreed upon by them.

 You should contact your institution or intermediary to learn whether it is authorized to accept orders for the Trust.

 These institutions may receive payments from the Funds or Goldman Sachs for the services provided by them with respect to the Funds' Institutional Shares. These payments may be in addition to other payments borne by the Funds.

 The Investment Adviser, Distributor and/or their affiliates may pay addi-tional compensation from time to time, out of their assets and not as an additional charge to the Funds, to certain institutions and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Additional compensation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested.

 In addition to Institutional Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Institutional Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

                                                          SHAREHOLDER GUIDE


 What is My Minimum Investment in the Funds?


  Type of Investor                             Minimum Investment
 -------------------------------------------------------------------------------
  . Banks, trust companies or    $1,000,000 in Institutional Shares of a Fund
    other depository             alone or in combination with other assets
    institutions investing for   under the management of GSAM and its affiliates
    their own account or on
    behalf of clients
  . Pension and profit sharing
    plans, pension funds and
    other company-sponsored
    benefit plans
  . State, county, city or any
    instrumentality,
    department, authority or
    agency thereof
  . Corporations with at least
    $100 million in assets or
    in outstanding publicly
    traded securities
  . "Wrap" account sponsors
    (provided they have an
    agreement covering the
    arrangement with GSAM)
  . Registered investment
    advisers investing for
    accounts for which they
    receive asset-based fees
 -------------------------------------------------------------------------------
  . Individual investors         $10,000,000
  . Qualified non-profit
    organizations, charitable
    trusts, foundations and
    endowments
  . Accounts over which GSAM or
    its advisory affiliates
    have investment discretion
 -------------------------------------------------------------------------------

 The minimum investment requirement may be waived for current and former officers, partners, directors or employees of Goldman Sachs or any of its affiliates or for other investors at the discretion of the Trust's officers. No minimum amount is required for subsequent investments.

 What Else Should I Know About Share Purchases?
 The Trust reserves the right to:
 . Modify or waive the minimum investment amounts.
 . Reject or restrict any purchase or exchange orders by a particular pur-chaser (or group of related purchasers). This may occur, for example, when a pattern of frequent purchases, sales or exchanges of Institutional Shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of a Fund.

 . Close a Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by a Fund's Investment Adviser.

 The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund's investment policies and operations and if approved by the Fund's Investment Adviser.

 How Are Shares Priced?
 The price you pay or receive when you buy, sell or exchange Institutional Shares is determined by a Fund's NAV. The Funds calculate NAV as follows:

                   (Value of Assets of the Class)
      NAV =         - (Liabilities of the Class)
              -----------------------------------------
              Number of Outstanding Shares of the Class

 The Funds' investments are valued based on market quotations or, if accurate quotations are not readily available, the fair value of the Fund's invest-ments may be determined in good faith under procedures established by the Trustees.

 . NAV per share of each class is calculated by State Street on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time). Fund shares will not be priced on any day the New York Stock Exchange is closed.
 . When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form.
 . When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form.

 Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time.

 Foreign securities may trade in their local markets on days a Fund is closed. As a result if the Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.

 In addition, the impact of events that occur after the publication of market quotations used by a Fund to price its securities (for example, in foreign markets), but before the close of regular trading on the New York Stock Exchange will normally not be reflected in a Fund's next determined NAV unless the Trust, in its discretion, makes an adjustment in light of the nature and materiality of the event, its effect on Fund operations and other relevant factors.

                                                          SHAREHOLDER GUIDE


 HOW TO SELL SHARES


 How Can I Sell Institutional Shares Of The Funds?
 You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Generally, each Fund will redeem its Institu-tional Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. You may request that redemp-tion proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.


  Instructions For
  Redemptions:
 ---------------------------------------------------------------------
  By Writing:        . Write a letter of instruction that includes:
                     . Your name(s) and signature(s)
                     . Your account number
                     . The Fund names and Class of Shares
                     . The dollar amount you want to sell
                     . How and where to send the proceeds
                     . Mail your request to:
                     Goldman Sachs Funds
                     4900 Sears Tower--60th Floor
                     Chicago, IL 60606-6372
 ---------------------------------------------------------------------
  By Telephone:      If you have elected the telephone
                     redemption privilege on your Account Application:
                     . 1-800-621-2550
                     (8:00 a.m. to 4:00 p.m. New York time)
 ---------------------------------------------------------------------

 Certain institutions and intermediaries are authorized to accept redemption requests on behalf of the Funds as described under "How Do I Purchase Shares Through A Financial Institution?"

 What Do I Need To Know About Telephone Redemption Requests?

 The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized tele-phone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:
 . All telephone requests are recorded.
 . Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
 . The telephone redemption option may be modified or terminated at any time.

 Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

 How Are Redemption Proceeds Paid?
 By Wire: You may arrange for your redemption proceeds to be wired as federal funds to the bank account designated in your Account Application. The fol-lowing general policies govern wiring redemption proceeds:
 . Redemption proceeds will normally be wired on the next business day in federal funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.

 . To change the bank designated on your Account Application, you must send written instructions signed by an authorized person designated on the Account Application to the Transfer Agent.
 . Neither the Trust, Goldman Sachs nor any other institution assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.

 By Check: You may elect in writing to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of a properly executed redemp-tion request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

 What Else Do I Need To Know About Redemptions?
 The following generally applies to redemption requests:
 . Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
 . Institutions (including banks, trust companies, brokers and investment advisers) are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, these institutions may set times by which they must receive

                                                          SHAREHOLDER GUIDE

  redemption requests. These institutions may also require additional docu-mentation from you.

 The Trust reserves the right to:
 . Redeem your shares if your account balance falls below $50 as a result of earlier redemptions. The Funds will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Fund will give you 60 days' prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption.
 . Redeem your shares in other circumstances determined by the Board of
   Trustees to be in the best interest of the Trust.
 . Pay redemptions by a distribution in-kind of securities (instead of cash).
   If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

 . Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distribu-tions be returned to the Fund as undeliverable or remain uncashed for six months. In addition, that distribution and all future distributions pay-able to you will be reinvested at NAV in additional Fund shares. No inter-est will accrue on amounts represented by uncashed distribution or redemp-tion checks.

 Can I Exchange My Investment From One Fund To Another?
 You may exchange Institutional Shares of a Fund at NAV for Institutional Shares of any other Goldman Sachs Fund. The exchange privilege may be mate-rially modified or withdrawn at any time upon 60 days' written notice to you.


  Instructions For
  Exchanging
  Shares:
 ------------------------------------------------------------------
  By Writing:        . Write a letter of instruction that includes:
                     . Your name(s) and signature(s)
                     . Your account number
                     . The Fund names and Class of Shares
                     . The dollar amount to be exchanged
                     . Mail the request to:
                       Goldman Sachs Funds
                       4900 Sears Tower--60th Floor
                       Chicago, IL 60606-6372
 ------------------------------------------------------------------
  By Telephone:      If you have elected the telephone exchange
                     privilege on your Account Application:
                     . 1-800-621-2550
                       (8:00 a.m. to 4:00 p.m. New York time)
 ------------------------------------------------------------------

 You should keep in mind the following factors when making or considering an exchange:
 .You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
 .All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund, except that this requirement may be waived at the discretion of the Trust.
 . Telephone exchanges normally will be made only to an identically regis-
   tered account.
 . Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized per-son designated on the Account Application.
 . Exchanges are available only in states where exchanges may be legally made.
 . It may be difficult to make telephone exchanges in times of drastic eco-
   nomic or market conditions.
 . Goldman Sachs may use reasonable procedures described under "What Do I
   Need To Know About Telephone Redemption Requests?" in an effort to prevent unauthorized or fraudulent telephone exchange requests.

 For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should con-sult your tax adviser concerning the tax consequences of an exchange.

 What Types of Reports Will I Be Sent Regarding Investments In Institutional Shares?
 You will receive an annual report containing audited financial statements and a semi-annual report. To eliminate unnecessary duplication, only one copy of such reports will be sent to shareholders with the same mailing address. If you would like a duplicate copy to be mailed to you, please con-tact Goldman Sachs Funds at 1-800-621-2550. You will also be provided with a printed confirmation for each transaction in your account and a monthly account statement. The Funds do not generally provide sub-accounting servic-es.

Taxation

 TAXABILITY OF DISTRIBUTIONS


 As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax con-sequences of your investment in the Funds.

 Unless your investment is an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

 TAXES ON DISTRIBUTIONS


 Distributions you receive from the Funds are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Funds' income dividend distribu-tions and short-term capital gain distributions are taxable to you as ordi-nary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

 Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Funds' dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. The Funds will inform sharehold-ers of the character and tax status of all distributions promptly after the close of each calendar year.

 Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Funds may deduct these taxes in computing their taxable income.

 If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as "buying a dividend."

 TAXABILITY OF SALES AND EXCHANGES

 Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purpos-es, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Gen-erally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends that were received on the shares.

 OTHER INFORMATION


 When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Fund must withhold 31% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so. Non-U.S. investors may be subject to U.S. withholding and estate tax.

Appendix A
Additional Information on Portfolio Risks, Securities and Techniques

 A. General Portfolio Risks

 The Funds will be subject to the risks associated with equity securities. "Equity securities" may include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants and stock pur-chase rights. In general, stock values fluctuate in response to the activi-ties of individual companies and in response to general market and economic conditions. Accordingly, the value of the stocks that a Fund holds may decline over short or extended periods. The stock markets tend to be cycli-cal, with periods when stock prices generally rise and periods when prices generally decline. The volatility of equity securities means that the value of your investment in the Funds may increase or decrease. As of the date of this Prospectus, certain stock markets were trading at or close to record high levels and there can be no guarantee that such levels will continue.

 To the extent that a Fund invests in fixed-income securities, that Fund will also be subject to the risks associated with its fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase (al-though many mortgage related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer could default on its obligations, and a Fund will not recover its invest-ment. Call risk and extension risk are normally present in mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (exten-sion risk). In general, if interest rates on new mortgage loans fall suffi-ciently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to invest-ors.

 The Investment Adviser will not consider the portfolio turnover rate a lim-iting factor in making investment decisions for a Fund. A high rate of port-folio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to shareholders. The port-folio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund's portfolio securities, excluding securities having a matu-rity at the date of purchase of one year or less. See "Financial Highlights" in Appendix B for a statement of the Funds' historical portfolio turnover rates.

 The following sections provide further information on certain types of secu-rities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Addi-tional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

 B. Other Portfolio Risks

 Risks of Investing In Internet and Internet-Related Companies. Internet and Internet-related companies are generally subject to a rate of change in technology which is higher than other industries and often requires exten-sive and sustained investment in research and development. As a result, Internet and Internet-related companies are exposed to the risk of rapid product obsolescence. Changes in governmental policies, such as telephone and cable regulations and anti-trust enforcement, and the need for regula-tory approvals may have an adverse effect on the products, services and securities of Internet and Internet-related companies. Internet and Internet-related companies may also produce or use products or services that prove commercially unsuccessful. In addition, intense worldwide competitive pressures and changing demand, evolving industry standards, challenges in achieving product capability, loss of patent protection or proprietary rights, reduction or interruption in the supply of key components, changes in strategic alliances, frequent mergers or acquisitions or other factors can have a significant effect on the financial conditions of companies in these industries. Competitive pressures in the Internet and Internet-related industries may affect negatively the financial condition of Internet and Internet-related companies. Internet and Internet-related companies are also subject to the risk of service disruptions and

                                                                      APPENDIX A

 the risk of losses arising out of litigation related to these disruptions. Many Internet companies have exceptionally high price-to-earnings ratios with little or no earnings histories, and many Internet companies are cur-rently operating at a loss and may never be profitable. In certain instanc-es, Internet and Internet-related securities may experience significant price movements caused by disproportionate investor optimism or pessimism with little or no basis in fundamental economic conditions. As a result of these and other reasons, investments in the Internet and Internet-related industry can experience sudden and rapid appreciation and depreciation.

 Risks of Investing in Small Capitalization Companies and REITs. Each Fund may invest in small capitalization companies and REITs. Investments in small capitalization companies and REITs involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the rea-sons for the greater price volatility of these investments are the less cer-tain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies and REITs may be thinly traded and may have to be sold at a discount from current mar-ket prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient mar-ket liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies and REITs include "unseasoned" issuers that do not have an established financial history; often have limited prod-uct lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small capitaliza-tion companies and REITs may be more difficult to price precisely than other types of securities because of their characteristics and lower trading vol-umes.

 Risks of Foreign Investments. Each Fund may invest in foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

 The introduction of a single currency, the euro, on January 1, 1999 for par-ticipating nations in the European Economic and Monetary Union presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates for currencies being converted into the euro; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union ("EU"), may have an impact on the euro. These or other factors, including political and economic risks, could cause market disruptions, and could adversely affect the value of securities held by the Funds. Because of the number of countries using this single currency, a significant portion of the foreign assets held by the Funds may be denominated in the euro.

 Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such proce-dures have been unable to keep pace with the volume of securities transac-tions, thus making it difficult to conduct such transactions.

 Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less gov-ernment regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Funds, and political or social instability or diplomatic developments which could affect investments in those countries.

                                                                 APPENDIX A

 Concentration of a Fund's assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund's assets were not geo-graphically concentrated.

 Investments in foreign securities may take the form of sponsored and unsponsored American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs") and European Depository Receipts ("EDRs") or other similar instruments representing securities of foreign issuers. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

 Risks of Emerging Countries. The Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are height-ened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. A Fund's purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respec-tive clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limi-tations have been reached.

 Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a spe-cific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportuni-ties in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct invest-ment in equity securities in certain Asian countries, it is anticipated that a Fund may invest in such countries through other investment funds in such countries.

 Many emerging countries have experienced currency devaluations and substan-tial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

 Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodi-cally used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffec-tion, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Invest-ing in emerging countries involves greater risk of loss due to expropria-tion, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested.

 A Fund's investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such country to the Fund.

 Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and often may involve a Fund's delivery of securities before receipt of payment for their sale. In addi-tion, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to com-plete its contractual obligations. The creditworthiness of the local securi-ties firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

                                                                      APPENDIX A


 The small size and inexperience of the securities markets in certain emerg-ing countries and the limited volume of trading in securities in those coun-tries may make a Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities mar-kets (such as the United States, Japan and most Western European countries). A Fund's investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor per-ceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to price pre-cisely because of the characteristics discussed above and lower trading vol-umes.

 A Fund's use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, the Investment Adviser does not currently anticipate that a sig-nificant portion of the Funds' currency exposure in emerging countries, if any, will be covered by such instruments.

 Risks of Derivative Investments. A Fund's transactions in options, futures, options on futures, swaps, interest rate caps, floors and collars, struc-tured securities and currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associ-ated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Each Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

 Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:
 . Both domestic and foreign securities that are not readily marketable
 . Certain stripped mortgage-backed securities
 . Repurchase agreements and time deposits with a notice or demand period of more than seven days
 . Certain over-the-counter options

 . Certain structured securities and all swap transactions

 . Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") and, therefore, is liquid.

 Investing in 144A Securities may decrease the liquidity of a Fund's portfo-lio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of com-parable securities for which a liquid market exists.

 Credit Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agen-cies, instrumentalities and sponsored enterprises), domestic and foreign corporations, banks and other issuers. Further information is provided in the Additional Statement.

 Debt securities rated BBB or higher by Standard & Poor's or Baa or higher by Moody's are considered "investment grade." Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality.

 The Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as "junk bonds." Junk bonds are considered predominantly speculative and may be ques-tionable as to principal and interest payments.

 In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, invest-ment in such bonds will present greater speculative risks than those associ-ated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund's portfolio is downgraded by a rat-ing organization, the market price and liquidity of such security may be adversely affected.

 Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:
 . U.S. government securities

                                                                      APPENDIX A

 . Commercial paper rated at least A-2 by Standard & Poor's or P-2 by Moody's . Certificates of deposit
 . Bankers' acceptances
 . Repurchase agreements
 . Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

 When a Fund's assets are invested in such instruments, the Fund may not be achieving its investment objective.

 C. Portfolio Securities and Techniques


 This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associ-ated risks. Further information is provided in the Additional Statement, which is available upon request.

 Convertible Securities. Each Fund may invest in convertible securities. Con-vertible securities are preferred stock or debt obligations that are con-vertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar qual-ity. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-income securities. Con-vertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible secu-rity, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

 Foreign Currency Transactions. A Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to pur-chase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Funds may also enter into such transactions to seek to increase total return, which is con-sidered a speculative practice.

 Each Fund may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Investment Adviser determines that there is a pattern of cor-relation between the two currencies. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g. the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

 Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund's NAV to fluctuate (when the Fund's NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

 The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obli-gations. Since these contracts are not guaranteed by an exchange or clear-inghouse, a default on a contract would deprive a Fund of unrealized prof-its, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

 Structured Securities. Each Fund may invest in structured securities. Struc-tured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be posi-tively or negatively indexed, so that appreciation of the Reference may pro-duce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Refer-ence. Consequently, structured securities may present a greater degree of market risk than other types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

 REITs. Each Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT

                                                                      APPENDIX A

 or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs' managers, and are subject to heavy cash flow dependen-cy, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be height-ened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

 Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument dur-ing the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write
 (sell) covered call and put options and purchase put and call options on any securities in which it may invest or on any securities index comprised of securities in which it may invest. A Fund may also, to the extent that it invests in foreign securities, purchase and sell (write) put and call options on foreign currencies.

 The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is con-sidered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctu-ations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund's investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund's transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

 Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or pur-chase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a spec-ified exercise price within a specified period of time. A futures contract may be based on various securities (such as U.S. government securities), foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transactions on both U.S. and for-eign exchanges.

 Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objectives and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. A Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regula-tions of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transac-tions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund's net assets.

 Futures contracts and related options present the following risks:
 . While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
 . Because perfect correlation between a futures position and portfolio posi-tion that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to addi-tional risk of loss.
 . The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
 . Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's NAV.
 . As a result of the low margin deposits normally required in futures trad-ing, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
 . Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
 . Foreign exchanges may not provide the same protection as U.S. exchanges.

                                                                      APPENDIX A


 Equity Swaps. Each Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other compo-nents of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

 An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, a Fund may suffer a loss if the counterparty defaults.

 When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and enter into forward commitments. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

 The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

 Repurchase Agreements. Repurchase agreements involve the purchase of securi-ties subject to the seller's agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with dealers in U.S. government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

 If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund's costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund's interest in the collateral is not enforce-able.

 In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may trans-fer uninvested cash balances into a single joint account, the daily aggre-gate balance of which will be invested in one or more repurchase agreements.

 Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers. The borrowers are required to secure their loan continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. To the extent that cash collateral is invested in other investment securities, such collateral will be subject to market deprecia-tion or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers' collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral).

 A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities, or a capital loss, if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

 Short Sales Against-the-Box. Each Fund may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Fund will own an equal amount of securities sold short, or secu-rities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

 Preferred Stock, Warrants and Rights. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earn-ings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

                                                                      APPENDIX A

 Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

 Other Investment Companies. Each Fund may invest in securities of other investment companies (including SPDRs and WEBS, as defined below and other exchange-traded funds) subject to statutory limitations prescribed by the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment compa-nies. Exchange-traded funds such as SPDRs and WEBS are shares of unaffili-ated investment companies which are traded like traditional equity securi-ties on a national securities exchange or the NASDAQ National Market System.

 . Standard & Poor's Depository Receipts. The Funds may, consistent with their investment policies, purchase Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are securities traded on the American Stock Exchange ("AMEX") that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P
   500. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500.

 . World Equity Benchmark Shares. World Equity Benchmark Shares ("WEBS") are shares of an investment company that invests substantially all of its assets in securities included in the MSCI indices for specified countries. WEBS are listed on the AMEX and were initially offered to the public in 1996. The market prices of WEBS are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of WEBS on the AMEX. To date, WEBS have traded at relatively modest discounts and premiums to their NAVs. However, WEBS have a limited operat-ing history and information is lacking regarding the actual performance and trading liquidity of WEBS for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of WEBS will continue to be met or will remain unchanged. In the event substantial market or other disrup-tions affecting WEBS should occur in the future, the liquidity and value of a Fund's shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of WEBS as part of its investment strategy.

 Unseasoned Companies. Each Fund may invest in companies (including predeces-sors) which have operated less than three years. The securities of such com-panies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

 Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal, and include securities issued by banks and other financial institutions. Each Fund may invest in corporate debt obliga-tions issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and suprana-tional entities (i.e., the World Bank, the International Monetary Fund, etc.).

 Bank Obligations. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitations, time deposits, bankers' acceptances and certificates of deposit, may be gen-eral obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

 U.S. Government Securities. Each Fund may invest in U.S. government securi-ties. U.S. government securities include U.S. Treasury obligations and obli-gations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. government securities may be supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("Ginnie Mae")); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. govern-ment to purchase certain obligations of the

                                                                      APPENDIX A

 issuer (such as the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")); or (d) only the credit of the issuer. U.S. government securities also include Treasury receipts, zero coupon bonds and other stripped U.S. government securities, where the interest and principal components of stripped U.S. government securities are traded independently.

 Custodial Receipts. Each Fund may invest in custodial receipts. Interests in U.S. government securities may be purchased in the form of custodial receipts that evidence ownership of future interest payments, principal pay-ments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, polit-ical subdivisions or authorities. For certain securities law purposes, cus-todial receipts are not considered obligations of the U.S. government.

 Mortgage-Backed Securities. Each Fund may invest in mortgage-backed securi-ties. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued mortgage-backed securities are normally structured with one or more types of "credit enhancement." However, these mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.

 Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturi-ties, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real prop-erty and other permitted investments.

 Mortgaged-backed securities also include stripped mortgage-backed securities ("SMBS"), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives sub-stantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

 Asset-Backed Securities. Each Fund may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of pre-payments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain posi-tions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to gener-ally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a secu-rity interest in collateral that is comparable to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

 Borrowings. Each Fund can borrow money from banks and other financial insti-tutions in amounts not exceeding one-third of its total assets for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its total assets.

 Mortgage Dollar Rolls. The Real Estate Securities Fund may enter into mort-gage dollar rolls. A mortgage dollar roll involves the sale by a Fund of securities for delivery in the current month. The Fund simultaneously con-tracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund bene-fits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the secu-rities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund's performance.

                                                                      APPENDIX A

 Successful use of mortgage dollar rolls depends upon the Investment Advis-er's ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Fund may experi-ence a loss. For financial reporting and tax purposes, the Fund treats mort-gage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing and does not treat them as borrowings.

 Yield Curve Options. The Real Estate Securities Fund may enter into options on the yield "spread" or differential between two securities. Such transac-tions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

 The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options pres-ent a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

 Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps and Inter-est Rate Caps, Floors and Collars. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional princi-pal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties' respective rights to make or receive payments in specified currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

 The Real Estate Securities Fund may enter into swap transactions for hedging purposes or to seek to increase total return. The use of interest rate, mortgage, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its fore-casts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if these investment techniques were not used.

 Inverse Floaters. The Real Estate Securities Fund may invest in inverse floating rate debt securities ("inverse floaters"). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which an inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

                   [This page intentionally left blank]

Appendix B
Financial Highlights

 The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects finan-cial results for a single Fund share. The total returns in the table repre-sent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the period ended December 31, 1999 has been audited by Arthur Andersen LLP, whose report, along with a Fund's financial statements, is included in the Funds' annual report (available upon request).


 REAL ESTATE SECURITIES FUND



                                                            Income from
                                                      investment operationsa
                                                     -------------------------
                                                                 Net realized
                                           Net asset            and unrealized
                                            value,      Net     gain (loss) on
                                           beginning investment   investment
                                           of period   income    transactions
------------------------------------------------------------------------------
For the Years Ended December 31,
1999 - Class A Shares                       $ 9.20     $0.38e       $(0.48)e
1999 - Class B Shares                         9.27      0.28e        (0.45)e
1999 - Class C Shares                         9.21      0.30e        (0.48)e
1999 - Institutional Shares                   9.21      0.40e        (0.47)e
1999 - Service Shares                         9.21      0.38e        (0.49)e
------------------------------------------------------------------------------
1998 - Class A Shares (commenced July 27)    10.00      0.15         (0.80)
1998 - Class B Shares (commenced July 27)    10.00      0.14e        (0.83)e
1998 - Class C Shares (commenced July 27)    10.00      0.22e        (0.91)e
1998 - Institutional Shares (commenced
 July 27)                                    10.00      0.31e        (0.95)e
1998 - Service Shares (commenced July 27)    10.00      0.25e        (0.91)e
------------------------------------------------------------------------------


a  Includes the balancing effect of calculating per share amounts.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemp-tion charge were taken into account.
c  Annualized.
d  Not annualized.
e  Calculated based on the average shares outstanding methodology.

                                                                 APPENDIX B




  Distributions to shareholders
  --------------------------------
               In excess           Net Increase                     Net assets   Ratio of
   From net      of net             (Decrease)  Net asset           at end of  net expenses
  investment   investment  From    in net asset value, end  Total     period    to average
    income       income   capital     value     of period  returnb  (in 000s)   net assets
-------------------------------------------------------------------------------------------

    $(0.38)      $(0.02)  $(0.02)     $(0.52)     $8.68     (1.02)%  $93,443       1.44%
     (0.28)       (0.07)   (0.02)      (0.54)      8.73     (1.73)       457       2.19
     (0.30)       (0.05)   (0.02)      (0.55)      8.66     (1.80)       697       2.19
     (0.40)       (0.03)   (0.02)      (0.52)      8.69     (0.64)    42,790       1.04
     (0.38)       (0.01)   (0.02)      (0.52)      8.69     (1.12)         1       1.54
-------------------------------------------------------------------------------------------
     (0.15)         --       --        (0.80)      9.20     (6.53)d   19,961       1.47c
     (0.04)         --       --        (0.73)      9.27     (6.88)d        2       2.19c
     (0.10)         --       --        (0.79)      9.21     (6.85)d        1       2.19c
     (0.15)         --       --        (0.79)      9.21     (6.37)d   47,516       1.04c
     (0.13)         --       --        (0.79)      9.21     (6.56)d        1       1.54c
-------------------------------------------------------------------------------------------

                                                 Ratios assuming
                                               no voluntary waiver
                                                     of fees
                                              or expense limitations
                                            --------------------------
                                Ratio of                   Ratio of
                             net investment  Ratio of   net investment
                               income to    expenses to     income     Portfolio
                                average     average net   to average   turnover
                               net assets     assets      net assets     rate
--------------------------------------------------------------------------------
1999 - Class A Shares             4.14%        1.96%         3.62%      37.43%
1999 - Class B Shares             3.21         2.46          2.94       37.43
1999 - Class C Shares             3.38         2.46          3.11       37.43
1999 - Institutional
 Shares                           4.43         1.31          4.16       37.43
1999 - Service Shares             4.17         1.81          3.90       37.43
--------------------------------------------------------------------------------
1998 - Class A Shares
 (commenced July 27)             23.52c        3.52c        21.47c       6.03d
1998 - Class B Shares
 (commenced July 27)              3.60c        4.02c         1.77c       6.03d
1998 - Class C Shares
 (commenced July 27)              5.49c        4.02c         3.66c       6.03d
1998 - Institutional
 Shares (commenced July 27)       8.05c        2.87c         6.22c       6.03d
1998 - Service Shares
 (commenced July 27)              6.29c        3.37c         4.46c       6.03d
--------------------------------------------------------------------------------

a  Includes the balancing effect of calculating per share amounts.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemp-tion charge were taken into account.
c  Annualized.
d  Not annualized.
e  Calculated based on the average shares outstanding methodology.

                   [This page intentionally left blank]

 INTERNET TOLLKEEPER FUND

                                         Income from
                                   investment operationsa
                             -----------------------------------
                             Net asset
                              value,      Net      Net realized  Net increase
                             beginning investment and unrealized in net asset
                             of period   losse          gaine       value
-----------------------------------------------------------------------------
For the Period Ended December 31,
1999 - Class A Shares
 (Commenced October 1)        $10.00    $(0.05)       $9.30         $9.25
1999 - Class B Shares
 (Commenced October 1)         10.00     (0.08)        9.28          9.20
1999 - Class C Shares
 (Commenced October 1)         10.00     (0.08)        9.27          9.19
1999 - Institutional Shares
 (Commenced October 1)         10.00     (0.03)        9.28          9.25
1999 - Service Shares
 (Commenced October 1)         10.00     (0.05)        9.28          9.23
-----------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

c Annualized.

d Not annualized.

e Calculated based on the average shares outstanding methodology.

                                                                 APPENDIX B



                                                                       Ratios assuming
                                                                   no expense limitations
                                                                 ---------------------------
                         Net assets   Ratio of      Ratio of      Ratio of      Ratio of
  Net asset              at end of  net expenses net investment  expenses to net investment  Portfolio
  value, end     Total     period    to average  loss to average   average   loss to average turnover
  of period    returnb,d (in 000s)  net assetsc    net assetsc   net assetsc   net assetsc     rated
--------------------------------------------------------------------------------------------------
    $19.25       92.50%   $575,535      1.50%        (1.29)%        1.79%        (1.58)%       16.16%
     19.20       92.00     537,282      2.25         (2.04)         2.54         (2.33)        16.16
     19.19       91.90     329,135      2.25         (2.05)         2.54         (2.34)        16.16
     19.25       92.50      68,275      1.10         (0.88)         1.39         (1.17)        16.16
     19.23       92.30          53      1.60         (1.35)         1.89         (1.64)        16.16
------------------------------------------------------------------------------------------------------

Index

   1 General Investment
     Management Approach
   3 Fund Investment Objectives
     and Strategies
       3 Goldman Sachs Internet Tollkeeper Fund
       6 Goldman Sachs Real Estate
         Securities Fund
   8 Other Investment Practices and Securities
  10 Principal Risks of the Funds
  13 Fund Performance
  15 Fund Fees and Expenses

  18 Service Providers
  24 Dividends
  25 Shareholder Guide
      25 How To Buy Shares
      29 How To Sell Shares
  33 Taxation
  35 Appendix A
     Additional Information
     on Portfolio Risks,
     Securities and
     Techniques
  56 Appendix B
     Financial Highlights

Specialty Funds
Prospectus (Institutional Shares)

 FOR MORE INFORMATION

 Annual/Semi-annual Report

 Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

 Statement of Additional Information
 Additional information about the Funds and their policies is also available in the Funds' Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Pro-spectus).

 The Funds' annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

 To obtain other information and for shareholder inquiries:
 By telephone - Call 1-800-621-2550
 By mail - Goldman Sachs Funds, 4900 Sears Tower - 60th Floor, Chicago, IL 60606-6372
 By e-mail - gs-funds@gs.com
 On the Internet - Text-only versions of the Funds' documents are located online and may be downloaded from:
    SEC EDGAR database - http://www.sec.gov

 You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

                            [LOGO OF GOLDMAN SACHS]

         The Funds' investment company registration number is 811-5349.

 Goldman Sachs Internet Tollkeeper FundSM is a service mark of Goldman, Sachs &
                                    Co.

 SPECPROINST

  Prospectus

  GOLDMAN SACHS SPECIALTY FUNDS

Class A, B
and C Shares

May 1, 2000



 . Goldman Sachs
  Internet
  Tollkeeper
  Fund SM

 . Goldman Sachs
  Real Estate
  Securities
  Fund


[LOGO OF GOLDMAN SACHS]

  THE SECURITIES AND EXCHANGE COMMISSION HAS
  NOT APPROVED OR DISAPPROVED THESE
  SECURITIES OR PASSED UPON THE ADEQUACY OF
  THIS PROSPECTUS. ANY REPRESENTATION TO THE
  CONTRARY IS A CRIMINAL OFFENSE.

  AN INVESTMENT IN A FUND IS NOT A BANK
  DEPOSIT AND IS NOT INSURED BY THE FEDERAL
  DEPOSIT INSURANCE CORPORATION OR ANY OTHER
  GOVERNMENT AGENCY. AN INVESTMENT IN A FUND
  INVOLVES INVESTMENT RISKS, INCLUDING
  POSSIBLE LOSS OF PRINCIPAL.

[GRAPHIC]

   NOT FDIC-INSURED              May Lose Value    No Bank Guarantee

 General Investment Management Approach

 Goldman Sachs Asset Management, a unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the Internet Tollkeeper and Real Estate Securities Funds. Goldman Sachs Asset Management is referred to in this Prospectus as the "Investment Adviser."

 GROWTH STYLE FUNDS--INTERNET TOLLKEEPER FUND

 THE FUND INVESTS IN "INTERNET TOLLKEEPER" COMPANIES,
 AND ITS NET ASSET VALUE (NAV) MAY FLUCTUATE
 SUBSTANTIALLY OVER TIME. BECAUSE THE FUND CONCENTRATES
 ITS INVESTMENTS IN INTERNET TOLLKEEPER COMPANIES, THE
 FUND'S PERFORMANCE MAY BE SUBSTANTIALLY DIFFERENT FROM
 THE RETURNS OF THE BROADER STOCK MARKET AND OF "PURE"
 INTERNET FUNDS. PAST PERFORMANCE IS NOT AN INDICATION
 OF FUTURE RETURNS AND, DEPENDING ON THE TIMING OF YOUR
 INVESTMENT, YOU MAY LOSE MONEY EVEN IF THE FUND'S PAST
 RETURNS HAVE BEEN POSITIVE. THE FUND'S PARTICIPATION IN
 THE INITIAL PUBLIC OFFERING (IPO) MARKET DURING ITS
 INITIAL START-UP PHASE MAY HAVE HAD A MAGNIFIED IMPACT
 ON THE FUND'S PERFORMANCE BECAUSE OF ITS RELATIVELY
 SMALL ASSET BASE. AS THE FUND'S ASSETS GROW, IT IS
 PROBABLE THAT THE EFFECT OF IPO INVESTMENTS ON THE
 FUND'S FUTURE PERFORMANCE WILL NOT BE AS SIGNIFICANT.

 Goldman Sachs' Growth Investment Philosophy:
 1.  Invest as if buying the company/business, not simply trading its stock:
 . Understand the business, management, products and competition.
 . Perform intensive, hands-on fundamental research.
 . Seek businesses with strategic competitive advantages.
 . Over the long-term, expect each company's stock price ultimately to track the growth in the value of the business.

 2. Buy high-quality growth businesses that possess strong business fran-chises, favorable long-term prospects and excellent management.

 3. Purchase superior long-term growth companies at a favorable price--seek to purchase at a fair valuation, giving the investor the potential to fully capture returns from above-average growth rates.

 Growth companies have earnings expectations that exceed those of the stock market as a whole.

--------------------------------------------------------------------------------

 REAL ESTATE SECURITIES FUND


 Goldman Sachs' Real Estate Securities Investment Philosophy:
 When choosing the Fund's securities, the Investment Adviser:
 . Selects stocks based on quality of assets, experienced management and a sustainable competitive advantage.
 . Seeks to buy securities at a discount to the intrinsic value of the busi-
   ness (assets and management).
 . Seeks a team approach to decision making.

 Over time, REITs (which stands for Real Estate Investment Trusts) have offered investors important diversification and competitive total returns versus the broad equity market.

--------------------------------------------------------------------------------

Fund Investment Objectives and Strategies

Goldman Sachs
Internet Tollkeeper Fund

        FUND FACTS
--------------------------------------------------------------------------------

        Objective:  Long-term growth of capital

 Investment Focus:  U.S. equity securities that offer long-term capital appreciation with a primary focus on the media, telecommunications, technology and Internet sectors

 Investment Style:  Growth


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities and at least 65% of its total assets in equity securities of "Internet Tollkeeper" companies (as described below), which are companies in the media, telecommunications, technology and Internet sectors which provide access, infrastructure, content and services to Internet companies and Internet users. The Fund seeks to achieve its investment objective by investing in equity securities of companies that the Investment Adviser believes will benefit from the growth of the Internet by providing access, infrastructure, content and services to Internet companies and customers. The Fund may also invest up to 35% of its total assets in other companies whose rapid adoption of an Internet strategy is expected to improve their cost structure, revenue opportunities or competitive advantage and Internet-based companies that the Investment Adviser believes exhibit a sustainable business model. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in for-eign securities, including securities of issuers in emerging markets or countries ("emerging countries") and securities quoted in foreign currencies.

 The Internet. The Internet is a global collection of connected computers that allows commercial and professional organizations, educational institu-tions, government agencies, and individuals to communicate electronically, access and share information, and conduct business.

 The Internet has had, and is expected to continue to have, a significant impact on the global economy, as it changes the way many companies operate. Benefits of the Internet for businesses may include global scalability, acquisition of new clients, new revenue sources and increased efficiencies.

 Internet Tollkeepers. The Fund intends to invest a substantial portion of its assets in companies the Investment Adviser describes as Internet Toll-keepers. In general, the Investment Adviser defines a tollkeeper as a com-pany with predictable, sustainable or recurring revenue streams. Like a toll collector for a highway or bridge, these tollkeeper companies may grow reve-nue by increasing "traffic," or customers and sales, and raising "tolls," or prices. The Investment Adviser believes that the characteristics of many of these tollkeepers, including dominant market share and strong brand name, should enable them to consistently grow their business. An Internet Toll-keeper is a company that has developed or is seeking to develop predictable, sustainable or recurring revenue streams by applying the above characteris-tics to the growth of the Internet. The Investment Adviser does not define companies that merely have an Internet site or sell some products over the Internet as Internet Tollkeepers (although the Investment Adviser may invest in such companies as part of the Fund's 35% basket of securities which are not or may not be Internet Tollkeepers).

 Internet Tollkeepers are media, telecommunications, technology and Internet companies which provide access, infrastructure, content and services to Internet companies and Internet users. The following represent examples of each of these types of companies, but should not be construed to exclude other types of Internet Tollkeepers:
 . Access providers enable individuals and businesses to connect to the
   Internet through, for example, cable systems or the telephone network.
 . Infrastructure companies provide items such as servers, routers, software and storage necessary for companies to participate in the Internet.
 . Media content providers own copyrights, distribution networks and/or pro-gramming. Traditional media companies stand to benefit from an increase in advertising spending by Internet companies. Copyright owners stand to ben-efit from a new distribution channel for their music and video properties. They also will benefit from increasing demand for traditional items like CD's and DVD's driven by aggressive competition among Internet retailers.
 . Service providers may facilitate transactions, communications, security, computer programming and back-office functions for Internet businesses. For

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

  example, Internet companies may contract out advertising sales or credit card clearing to service providers.

 Our Approach to Investing in the Internet. While the Internet is clearly a significant force in shaping businesses and driving the economy, the Invest-ment Adviser believes that many Internet-based companies may not have sus-tainable growth. Many Internet-based companies that are engaged in elec-tronic commerce are focused on driving sales volume and competing with other Internet-based companies. Often, this competition is based on price, and if these companies do not own strong franchises, then the Investment Adviser believes there could be significant uncertainty regarding their long-term profitability.

 The Investment Adviser believes that another attractive way to invest in the Internet sector is to invest in businesses participating in the growth of the Internet that potentially have long-lasting strategic advantages. Char-acteristics of these companies may include: dominant market share, strong brand names, recurring revenue streams, cost advantages, economies of scale, financial strength, technological advantages and strong, experienced manage-ment teams.

 Beneficiaries of the Internet that may meet the above criteria include those companies (Internet Tollkeepers) providing access, infrastructure, content, and services to Internet companies and Internet users. The Fund will also invest in companies whose rapid adoption of an Internet strategy is expected to improve their cost structure or competitive advantage. Internet-based companies that exhibit a sustainable business model may also be candidates for purchase by the Fund. The Investment Adviser pays careful attention to the stock prices of these companies, seeking to purchase them at a discount to their intrinsic value.

 Because of its narrow industry focus, the Fund's investment performance will be closely tied to many factors which affect the Internet and Internet-related industries. These factors include intense competition, consumer preferences, problems with product compatibility and government regulation. Internet and Internet-related securities may experience significant price movements caused by disproportionate investor optimism or pessimism with little or no basis in fundamental economic conditions. As a result, the Fund's NAV is more likely to have greater fluctuations than that of a Fund which invests in other industries.

Goldman Sachs
Real Estate Securities Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Total return comprised of long-term growth of capital
                      and dividend income

         Benchmark:   Wilshire Real Estate Securities Index

  Investment Focus:   REITs and real estate industry companies

  Investment Style:   Growth at a discount


 INVESTMENT OBJECTIVE


 The Fund seeks total return comprised of long-term growth of capital and dividend income.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, substan-tially all and at least 80% of its total assets in a diversified portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry. The Fund expects that a substantial portion of its assets will be invested in REITs and real estate industry companies.

 A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construc-tion, financing, management or sale of commercial, industrial or residential real estate or interests therein.

 The Fund's investment strategy is based on the premise that property market fundamentals are the primary determinant of growth, underlying the success of companies in the real estate industry. The Investment Adviser focuses on companies that can achieve sustainable growth in cash flow and dividend pay-ing capability. The Investment Adviser attempts to purchase securities so that its underlying portfolio will be diversified geographically and by property type. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 15% of its total assets in foreign securities, including securities of issuers in emerging countries and secu-rities quoted in foreign currencies.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES



 Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency, default by bor-rowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income and failing to main-tain their exemptions from investment company registration. REITs whose underlying properties are concentrated in a particular industry or geo-graphic region are also subject to risks affecting such industries and regions.

 REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

 The REIT investments of the Real Estate Securities Fund often do not provide complete tax information to the Fund until after the calendar year-end. Con-sequently, because of the delay, it may be necessary for the Fund to request permission to extend the deadline for issuance of Forms 1099-DIV beyond Jan-uary 31.

 Other. The Fund may invest up to 20% of its total assets in fixed-income securities, such as government, corporate debt and bank obligations, that offer the potential to further the Fund's investment objective.

Other Investment Practices and Securities

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securi-ties. Numbers in this table show allowable usage only; for actual usage, con-sult the Funds' annual and semi-annual reports. For more information see Appen-dix A.

10 Percent of total assets (italic type)
10 Percent of net assets (roman type)
 . No specific percentage limitation on usage;limited only by the objectives and strategies of the Fund

                                                      Internet  Real Estate
                                                     Tollkeeper Securities
                                                        Fund       Fund
-- Not permitted
---------------------------------------------------------------------------
Investment Practices
Borrowings                                             33 1/3     33 1/3
Credit, currency, index, interest rate and mortgage
 swaps*                                                  --         15
Cross Hedging of Currencies                              .           .
Custodial receipts                                       .           .
Equity Swaps*                                            15         15
Foreign Currency Transactions**                          .           .
Futures Contracts and Options on Futures Contracts       .           .
Interest rate caps, floors and collars                   --          .
Investment Company Securities (including exchange-
 traded funds)                                           10         10
Mortgage Dollar Rolls                                    --          .
Options on Foreign Currencies/1/                         .           .
Options on Securities and Securities Indices/2/          .           .
Repurchase Agreements                                    .           .
Securities Lending                                     33 1/3     33 1/3
Short Sales Against the Box                              25         25
Unseasoned Companies                                     .           .
Warrants and Stock Purchase Rights                       .           .
When-Issued Securities and Forward Commitments           .           .
---------------------------------------------------------------------------

 * Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.

**  Limited by the amount each Fund may invest in foreign securities.

 1  The Funds may purchase and sell call and put options.

 2 The Funds may sell covered call and put options and purchase call and put options.

                                       OTHER INVESTMENT PRACTICES AND SECURITIES

10 Percent of total assets (italic type)
10 Percent of net assets (roman type)
 .  No specific percentage
   limitation on usage;
   limited only by the
   objectives andstrategies
   of the Fund

                           Internet  Real Estate
                          Tollkeeper Securities
                             Fund       Fund
------------------------------------------------
Investment Securities
American, European and
 Global Depository
 Receipts                     .           .
Asset-Backed and
 Mortgage-Backed
 Securities/3/                .           .
Bank Obligations/3/           .           .
Convertible
 Securities/4/                .           .
Corporate Debt
 Obligations/3/               .           .
Equity Securities            90+         80+
Emerging Country
 Securities/5/                25         15
Fixed Income Securities       10         20
Foreign Securities/5/         25         15
Non-Investment Grade
 Fixed Income Securities    10/6/       20/6/
Real Estate Investment
 Trusts                       .           .
Stripped Mortgage-Backed
 Securities*,/3/              --          .
Structured Securities/3/      .           .
Temporary Investments        100         100
U.S. Government
 Securities/3/                .           .
Yield Curve Options and
 Inverse Floating Rate
 Securities                   --          .
------------------------------------------------

-- Not permitted

 * Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
 3  Limited by the amount the Fund invests in fixed-income securities.
 4 Convertible securities purchased by the Funds use the same rating criteria for convertible and non-convertible debt securities.
 5 The Internet Tollkeeper and Real Estate Securities Funds may invest in the aggregate up to 25% and 15%, respectively, of their total assets in foreign securities, including emerging country securities.
 6  May be BB or lower by Standard & Poor's or Ba or lower by Moody's.

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete invest-ment program. There can be no assurance that a Fund will achieve its investment objective.


                                      Real
                         Internet    Estate
 . Applicable            Tollkeeper Securities
-- Not applicable          Fund       Fund
---------------------------------------------
Credit/Default              .          .
Foreign                     .          .
Emerging Countries          .          .
Industry Concentration      .          .
Stock                       .          .
Derivatives                 .          .
Interest Rate               .          .
Management                  .          .
Market                      .          .
Liquidity                   .          .
REIT Risk                   .          .
Internet                    .          --
---------------------------------------------

                                                    PRINCIPAL RISKS OF THE FUNDS

All Funds:

 . Credit/Default Risk--The risk that an issuer or guarantor of fixed-income securities held by a Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal.

 . Foreign Risk--The risk that when a Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. A Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.

 . Emerging Countries Risk--The securities markets of Asian, Latin American,
  Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capital-izations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and cus-tody and substantial economic and political disruptions. These risks are not normally associated with investments in more developed countries.
 . Industry Concentration Risk--The risk that each of the Funds concentrates its investments in specific industry sectors that have historically experienced substantial price volatility. Each Fund is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by the Funds may lack sufficient market liquidity to enable a Fund to sell the securities at an advantageous time or without a substantial drop in price.

 . Stock Risk--The risk that stock prices have historically risen and fallen in periodic cycles. As of the date of this Prospectus, U.S. stock markets and certain foreign stock markets were trading at or close to record high levels. There is no guarantee that such levels will continue.
 . Derivatives Risk--The risk that loss may result from a Fund's investments in options, futures, swaps, structured securities and other derivative instru-ments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Fund.

 . Interest Rate Risk--The risk that when interest rates increase, fixed-income securities held by a Fund will decline in value. Long-term fixed-income secu-rities will normally have more price volatility because of this risk than short-term securities.
 . Management Risk--The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
 . Market Risk--The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual compa-nies and/or general economic conditions. Price changes may be temporary or last for extended periods.

 . Liquidity Risk--The risk that a Fund will not be able to pay redemption pro-ceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed-income securities, small capitalization stocks, REITs and emerging country issuers will be espe-cially subject to the risk that during certain periods the liquidity of par-ticular issuers or industries, or all securities within these investment cat-egories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate. The Goldman Sachs Asset Allocation Portfolios (the "Asset Allocation Portfolios") expect to invest a significant percentage of their assets in the Real Estate Securities Fund and other funds for which Goldman Sachs now or in the future acts as investment adviser or underwriter. Redemptions by an Asset Allocation Portfolio of its position in a Fund may further increase liquidity risk and may impact a Fund's NAV.

 . REIT Risk--Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient mar-ket liquidity to enable a Fund to effect sales of an advantageous time or without a substantial drop in price.

Internet Tollkeeper Fund:

 . Internet Risk--The risk that the stock prices of Internet and Internet-related companies will experience significant price movements as a result of intense worldwide competition, consumer preferences, product compatibility, product obsolescence, government regulation, excessive investor optimism or pessimism, or other factors.

More information about the Funds' portfolio securities and investment tech-niques, and their associated risks, is provided in Appendix A. You should con-sider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Fund Performance

 HOW THE FUNDS HAVE PERFORMED

 The bar chart and table below provide an indication of the risks of invest-ing in a Fund by showing: (a) changes in the performance of a Fund's Class A Shares from year to year; and (b) how the average annual returns of a Fund's Class A, B and C Shares compare to those of broad-based securities market indices. The bar chart and table assume reinvestment of dividends and dis-tributions. A Fund's past performance is not necessarily an indication of how the Fund will perform in the future. The average annual total return calculation reflects a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge ("CDSC") for Class B Shares (5% maximum declining to 0% after six years), and the assumed CDSC for Class C Shares (1% if redeemed within 12 months of purchase). The bar chart does not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund's performance would have been reduced. The Internet Tollkeeper Fund commenced operations on October 1, 1999. Since the Internet Tollkeeper Fund does not have at least one full calendar year's performance for the period ending December 31, 1999, no performance information is provided in this section.

Real Estate Securities Fund

 TOTAL RETURN                                            CALENDAR YEAR (CLASS A)
--------------------------------------------------------------------------------

 Best Quarter

 Q2 '99  +12.80%

 Worst Quarter

 Q3 '99  -10.19%
                                                [BAR CHART]

                                                1999 -1.02%

 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1999    1 Year  Since Inception
 ------------------------------------------------------------------
  Class A (Inception 7/27/98)
  Including Sales Charges                   (6.51)%     (8.94)%
  Wilshire Real Estate Securities Index*    (3.16)%     (9.45)%
 ------------------------------------------------------------------
  Class B (Inception 7/27/98)
  Including CDSC                            (6.65)%     (8.65)%
  Wilshire Real Estate Securities Index*    (3.16)%     (9.45)%
 ------------------------------------------------------------------
  Class C (Inception 7/27/98)
  Including CDSC                            (2.79)%     (6.03)%
  Wilshire Real Estate Securities Index*    (3.16)%     (9.45)%
 ------------------------------------------------------------------

 * The Wilshire Real Estate Securities Index is an unmanaged index of publicly traded REITs and real estate operating companies. The Index figures do not reflect any fees or expenses.

Fund Fees and Expenses (Class A, B and C Shares)

This table describes the fees and expenses that you would pay if you buy and hold Class A, Class B, or Class C Shares of a Fund.


                                                     Internet Tollkeeper
                                                            Fund
                                                   -----------------------
                                                   Class A Class B Class C
--------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases     5.5%1   None    None
Maximum Deferred Sales Charge (Load)2                None1   5.0%3   1.0%4
Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends                                           None    None    None
Redemption Fees5                                     None    None    None
Exchange Fees5                                       None    None    None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):6
Management Fees                                     1.00%   1.00%   1.00%
Distribution and Service (12b-1) Fees               0.25%   1.00%   1.00%
Other Expenses8                                     0.35%   0.35%   0.35%
--------------------------------------------------------------------------
Total Fund Operating Expenses*                      1.60%   2.35%   2.35%
--------------------------------------------------------------------------

See page 17 for all other footnotes.

  * As a result of the current expense limitations, "Other Expenses" and "Total Fund Operating Expenses" of the Fund which are actually incurred are as set forth below. The expense limitations may be termi-nated at any time at the option of the Investment
     Adviser. If this occurs, "Other Expenses" and "Total
     Fund Operating Expenses" may increase without share-holder approval.

                                                          Internet Tollkeeper
                                                                 Fund
                                                        -----------------------
                                                        Class A Class B Class C
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):6
  Management Fees                                        1.00%   1.00%   1.00%
  Distribution and Service (12b-1) Fees                  0.25%   1.00%   1.00%
  Other Expenses8                                        0.25%   0.25%   0.25%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current expense
   limitations)                                          1.50%   2.25%   2.25%
 ------------------------------------------------------------------------------

Fund Fees and Expenses continued


                                                   Real Estate Securities
                                                            Fund
                                                   -----------------------
                                                   Class A Class B Class C
--------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases     5.5%1   None    None
Maximum Deferred Sales Charge (Load)2                None1   5.0%3   1.0%4
Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends                                           None    None    None
Redemption Fees5                                     None    None    None
Exchange Fees5                                       None    None    None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):6
Management Fees                                     1.00%   1.00%   1.00%
Distribution and Service (12b-1) Fees               0.25%7  1.00%   1.00%
Other Expenses8                                     0.46%   0.46%   0.46%
--------------------------------------------------------------------------
Total Fund Operating Expenses*                      1.71%   2.46%   2.46%
--------------------------------------------------------------------------

See page 17 for all other footnotes.

  * As a result of the current waivers and expense limi-tations, "Other Expenses" and "Total Fund Operating
     Expenses" of the Fund which are actually incurred are as set forth below. The waivers and expense lim-itations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other
     Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                        Real Estate Securities
                                                                 Fund
                                                        -----------------------
                                                        Class A Class B Class C
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):6
  Management Fees                                        1.00%   1.00%   1.00%
  Distribution and Service (12b-1) Fees                  0.25%7  1.00%   1.00%
  Other Expenses8                                        0.19%   0.19%   0.19%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current waivers
   and expense limitations)                              1.44%   2.19%   2.19%
 ------------------------------------------------------------------------------

                                                     FUND FEES AND EXPENSES


/1/The maximum sales charge is a percentage of the offering price. A contin-gent deferred sales charge ("CDSC") of 1% is imposed on certain redemptions (within 18 months of purchase) of Class A Shares sold without an initial sales charge as part of an investment of $1 million or more.
/2/The maximum CDSC is a percentage of the lesser of the NAV at the time of the redemption or the NAV when the shares were originally purchased.
/3/A CDSC is imposed upon Class B Shares redeemed within six years of purchase at a rate of 5% in the first year, declining to 1% in the sixth year, and eliminated thereafter.
/4/A CDSC of 1% is imposed on Class C Shares redeemed within 12 months of pur-
   chase.
/5/A transaction fee of $7.50 may be charged for redemption proceeds paid by wire. In addition to free reinvestments of dividends and distributions in shares of other Goldman Sachs Funds or shares of the Goldman Sachs Institu-tional Liquid Assets Portfolios (the "ILA Portfolios") and free automatic exchanges pursuant to the Automatic Exchange Program, six free exchanges are permitted in each 12-month period. A fee of $12.50 may be charged for each subsequent exchange during such period.

/6/The Real Estate Securities Fund's annual operating expenses are based on actual expenses. The Internet Tollkeeper Fund's expenses are estimated for the current fiscal year.

/7/The Distributor has voluntarily agreed not to impose a portion of the dis-tribution and service fee on Class A Shares of the Real Estate Securities Fund equal to 0.25% of the Fund's Class A average daily net assets. The waiver may be terminated at any time at the option of the Distributor. If this occurs, the distribution and service fee of the Fund's Class A Shares will increase to 0.50% of average daily net assets.
/8/"Other Expenses" include transfer agency fees equal, on an annualized basis, to 0.19% of the average daily net assets of each Fund's Class A, B and C Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit "Other Expenses" (excluding management fees, distribution and service fees, trans-fer agency fees, taxes, interest and brokerage fees and litigation, indem-nification and other extraordinary expenses) to the following percentages of each Fund's average daily net assets, respectively:

                     Other
  Fund             Expenses
 --------------------------
  Internet
    Tollkeeper       0.06%
  Real Estate
    Securities       0.00%

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A, B or C Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your invest-ment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assump-tions your costs would be:


Fund                      1 Year 3 Years 5 Years 10 Years
---------------------------------------------------------
Internet Tollkeeper
Class A Shares             $704  $1,027     N/A      N/A
Class B Shares
 - Assuming complete
  redemption at end of
  period                   $738  $1,033     N/A      N/A
 - Assuming no redemption  $238  $  733     N/A      N/A
Class C Shares
 - Assuming complete
  redemption at end of
  period                   $338  $  733     N/A      N/A
 - Assuming no redemption  $238  $  733     N/A      N/A
---------------------------------------------------------
Real Estate Securities
Class A Shares             $738  $1,131  $1,549   $2,710
Class B Shares
 - Assuming complete
  redemption at end of
  period                   $749  $1,067  $1,511   $2,673
 - Assuming no redemption  $249  $  767  $1,311   $2,673
Class C Shares
 - Assuming complete
  redemption at end of
  period                   $349  $  767  $1,311   $2,796
 - Assuming no redemption  $249  $  767  $1,311   $2,796
---------------------------------------------------------

The hypothetical example assumes that a CDSC will not apply to redemptions of Class A Shares within the first 18 months. Class B Shares convert to Class A Shares eight years after purchase; therefore, Class A expenses are used in the hypothetical example for the Real Estate Securities Fund after year eight.

Certain institutions that sell Fund shares and/or their salespersons may receive other compensation in connection with the sale and distribution of Class A, Class B and Class C Shares for services to their customers' accounts and/or the Funds. For additional information regarding such compensation, see "What Should I Know When I Purchase Shares Through An Authorized Dealer?"

Service Providers

 INVESTMENT ADVISER

  Investment Adviser
 ---------------------------------------------
  Goldman Sachs Asset Management ("GSAM")
  32 Old Slip
  New York, New York 10005
 ---------------------------------------------

 As of September 1, 1999, the Investment Management Division ("IMD") was established as a new operating division of Goldman Sachs. This newly created entity includes GSAM. Goldman Sachs registered as an investment adviser in 1981. The Goldman Sachs Group, L.P., which controlled the Investment Advis-er, merged into The Goldman Sachs Group, Inc. as a result of an initial pub-lic offering. As of December 31, 1999, GSAM, along with other units of IMD, had assets under management of $258.5 billion.

 The Investment Adviser provides day-to-day advice regarding the Funds' port-folio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds' portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

 The Investment Adviser also performs the following additional services for the Funds:
 . Supervises all non-advisory operations of the Funds
 . Provides personnel to perform necessary executive, administrative and clerical services to the Funds

 . Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the Securities and Exchange Commission (the "SEC") and other regulatory authorities
 . Maintains the records of each Fund
 . Provides office space and all necessary office equipment and services

 MANAGEMENT FEES

 As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates (as a percentage of each respective Fund's average daily net assets) listed below:

                                               Actual Rate
                                           For the Fiscal Year
                                            or Period  Ended
                          Contractual Rate  December 31, 1999
 -------------------------------------------------------------
  Internet Tollkeeper          1.00%              1.00%
 -------------------------------------------------------------
  Real Estate Securities       1.00%              1.00%
 -------------------------------------------------------------

 FUND MANAGERS

 M. Roch Hillenbrand, a Managing Director of Goldman Sachs since 1997, is the Head of Global Equities for GSAM, overseeing the United States, Europe, Japan, and non-Japan Asia. In this capacity, he is responsible for managing the group as it defines and implements global portfolio management processes that are consistent, reliable and predictable. Since 1981, Mr. Hillenbrand has been President of Commodities Corporation LLC, of which Goldman Sachs is the parent company. Over the course of his 19-year career at Commodities Corporation, Mr. Hillenbrand has had extensive experience in dealing with internal and external investment managers who have managed a range of futures and equities strategies across multiple markets, using a variety of styles.

 Growth Equity Investment Team

 . 19-year consistent investment style applied through diverse and complete market cycles

 . More than $20 billion in equities currently under management

 . More than 300 client account relationships

 . A portfolio management and analytical team with more than 160 years com-bined investment experience

                                                          SERVICE PROVIDERS

--------------------------------------------------------------------------------
Growth Equity Investment Team

                                                        Years
                                                        Primarily
 Name and Title         Fund Responsibility             Responsible Five Year Employment History
------------------------------------------------------------------------------------------------
 George D. Adler             Senior Portfolio Manager--    Since      Mr. Adler joined the
 Vice President              Internet Tollkeeper           1999       Investment Adviser as a
                                                                      portfolio manager in
                                                                      1997. From 1990 to 1997,
                                                                      he was a portfolio
                                                                      manager at Liberty
                                                                      Investment Management,
                                                                      Inc. ("Liberty") and its
                                                                      predecessor firm, Eagle
                                                                      Asset Management
                                                                      ("Eagle").
------------------------------------------------------------------------------------------------
 Steve Barry                 Senior Portfolio Manager--    Since      Mr. Barry joined the
 Vice President              Internet Tollkeeper           1999       Investment Adviser as a
                                                                      portfolio manager in
                                                                      1999. From 1988 to 1999,
                                                                      he was a portfolio
                                                                      manager at Alliance
                                                                      Capital Management.
------------------------------------------------------------------------------------------------
 Robert G. Collins           Senior Portfolio Manager--    Since      Mr. Collins joined the
 Vice President              Internet Tollkeeper           1999       Investment Adviser as a
                                                                      portfolio manager and
                                                                      Co-Chair of the Growth
                                                                      Equity Investment
                                                                      Committee in 1997. From
                                                                      1991 to 1997, he was a
                                                                      portfolio manager at
                                                                      Liberty and its
                                                                      predecessor firm, Eagle.
------------------------------------------------------------------------------------------------
 Herbert E. Ehlers           Senior Portfolio Manager--    Since      Mr. Ehlers joined the
 Managing Director           Internet Tollkeeper           1999       Investment Adviser as a
                                                                      senior portfolio manager
                                                                      and Chief Investment
                                                                      Officer of the Growth
                                                                      Equity team in 1997.
                                                                      From 1994 to 1997, he
                                                                      was the Chief Investment
                                                                      Officer and Chairman of
                                                                      Liberty. From 1984 to
                                                                      1994, he was a portfolio
                                                                      manager and President at
                                                                      Liberty's predecessor
                                                                      firm, Eagle.
------------------------------------------------------------------------------------------------
 Gregory H. Ekizian          Senior Portfolio Manager--    Since      Mr. Ekizian joined the
 Vice President              Internet Tollkeeper           1999       Investment Adviser as a
                                                                      portfolio manager and
                                                                      Co-Chair of the Growth
                                                                      Equity Investment
                                                                      Committee in 1997. From
                                                                      1990 to 1997, he was a
                                                                      portfolio manager at
                                                                      Liberty and its
                                                                      predecessor firm, Eagle.
------------------------------------------------------------------------------------------------
 Scott Kolar                 Portfolio Manager--           Since      Mr. Kolar joined the
 Associate                   Internet Tollkeeper           1999       Investment Adviser as an
                                                                      equity analyst in 1997
                                                                      and became a portfolio
                                                                      manager in 1999. From
                                                                      1994 to 1997, he was an
                                                                      equity analyst and
                                                                      information systems
                                                                      specialist at Liberty.
------------------------------------------------------------------------------------------------
 Ernest C. Segundo, Jr.      Senior Portfolio Manager--    Since      Mr. Segundo joined the
 Vice President              Internet Tollkeeper           1999       Investment Adviser as a
                                                                      portfolio manager in
                                                                      1997. From 1992 to 1997,
                                                                      he was a portfolio
                                                                      manager at Liberty and
                                                                      its predecessor firm,
                                                                      Eagle.
------------------------------------------------------------------------------------------------
 David G. Shell              Senior Portfolio Manager--    Since      Mr. Shell joined the
 Vice President              Internet Tollkeeper           1999       Investment Adviser as a
                                                                      portfolio manager in
                                                                      1997. From 1987 to 1997,
                                                                      he was a portfolio
                                                                      manager at Liberty and
                                                                      its predecessor firm,
                                                                      Eagle.
------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Real Estate Securities Team
 The Real Estate Securities portfolio management team includes individuals with backgrounds in:
 . Fundamental real estate acquisition, development and operations
 . Real estate capital markets
 . Mergers and acquisitions
 . Asset management

                                      Years
                                      Primarily
 Name and Title   Fund Responsibility Responsible Five Year Employment History
---------------------------------------------------------------------------------
 Herbert E.        Senior Portfolio      Since    Mr. Ehlers joined the
 Ehlers            Manager--                      Investment Adviser as a senior
 Managing          Real Estate           1998     portfolio manager and Chief
 Director          Securities                     Investment Officer of the
                                                  Growth Equity team in 1997.
                                                  From 1994 to 1997, he was the
                                                  Chief Investment Officer and
                                                  Chairman of Liberty. From 1984
                                                  to 1994, he was a portfolio
                                                  manager and President at
                                                  Liberty's predecessor firm,
                                                  Eagle.
---------------------------------------------------------------------------------
 Mark Howard-      Senior Portfolio      Since    Mr. Howard-Johnson joined the
 Johnson           Manager--                      Investment Adviser as a
 Vice President    Real Estate           1998     portfolio manager in 1998. His
                   Securities                     previous experience includes 15
                                                  years in the real estate
                                                  finance business. From 1996 to
                                                  1998, he was the senior equity
                                                  analyst for Boston Financial,
                                                  responsible for the Pioneer
                                                  Real Estate Shares Fund. Prior
                                                  to joining Boston Financial,
                                                  from 1994 to 1996, Mr. Howard-
                                                  Johnson was a real estate
                                                  securities analyst for The
                                                  Penobscot Group, Inc., one of
                                                  only two independent research
                                                  firms in the public real estate
                                                  securities business.
---------------------------------------------------------------------------------
 Greg Poole        Portfolio             Since    Mr. Poole joined the Investment
 Associate         Manager--             2000     Adviser as a real estate
                   Real Estate                    securities analyst in 1998 and
                   Securities                     became portfolio manager in
                                                  2000. His previous experience
                                                  includes investment analysis
                                                  and financial structuring for
                                                  the Real Estate Principal
                                                  Investment Group of the
                                                  Investment Banking Division of
                                                  Goldman Sachs, which he joined
                                                  in 1996. He received his B.A.
                                                  in Honours Economics from the
                                                  University of Western Ontario
                                                  in 1996.
---------------------------------------------------------------------------------

                                                          SERVICE PROVIDERS


 DISTRIBUTOR AND TRANSFER AGENT


 Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Funds' transfer agent (the "Transfer Agent") and, as such, performs various shareholder servicing functions.

 From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

 ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS


 The involvement of the Investment Adviser, Goldman Sachs and their affili-ates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affili-ates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which other clients of Goldman Sachs have an adverse interest. A Fund's activities may be limited because of regula-tory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.

 YEAR 2000

 Goldman Sachs spent a total of approximately $185 million over the past sev-eral years to address the potential hardware, software and other computer and technology issues and related concerns associated with the transition to Year 2000 and to confirm that its service providers did the same. As a result of those efforts, Goldman Sachs has not experienced any material dis-ruptions in its operations in connection with, or following, the transition to the Year 2000.

Dividends

Each Fund pays dividends from its net investment income and capital gain net income. You may choose to have dividends paid in:
 . Cash
 . Additional shares of the same class of the same Fund
 . Shares of the same or an equivalent class of another Goldman Sachs Fund. Spe-cial restrictions may apply for certain ILA Portfolios. See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend. If you do not indicate any choice, dividends will be rein-vested automatically in the applicable Fund.

The election to reinvest dividends in additional shares will not affect the tax treatment of such dividends, which will be treated as received by you and then used to purchase the shares.

Dividends from net investment income and capital gain net income are declared and paid as follows:

                           Net
                        Investment Capital Gain
Fund                      Income    Net Income
-----------------------------------------------
Internet Tollkeeper      Annually    Annually
-----------------------------------------------
Real Estate Securities  Quarterly    Annually
-----------------------------------------------

From time to time a portion of a Fund's dividends may constitute a return of capital.

At the time of an investor's purchase of shares of a Fund, a portion of the NAV per share may be represented by undistributed income or undistributed realized appreciation of the Fund's portfolio securities. Therefore, subsequent distri-butions on such shares from such income or realized appreciation may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions there-of) represent a return of a portion of the purchase price.

Shareholder Guide

 The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds' shares.

 HOW TO BUY SHARES


 How Can I Purchase Class A, Class B And Class C Shares Of The Funds? You may purchase shares of the Funds through:
 . Goldman Sachs;
 . Authorized Dealers; or
 . Directly from Goldman Sachs Trust (the "Trust").

 In order to make an initial investment in a Fund, you must furnish to the Fund, Goldman Sachs or your Authorized Dealer the information in the Account Application.

 To Open an Account:

 . Complete the Account Application
 . Mail your payment and Account Application to:
  Your Authorized Dealer
  - Purchases by check or Federal Reserve draft should be made payable to your Authorized Dealer
  - Your Authorized Dealer is responsible for forwarding payment promptly (within three business days) to the Fund

  or

  Goldman Sachs Funds c/o National Financial Data Services, Inc. ("NFDS"), P.O. Box 219711, Kansas City, MO 64121-9711
  - Purchases by check or Federal Reserve draft should be made payable to Goldman Sachs Funds - (Name of Fund and Class of Shares)
  - NFDS will not accept a check drawn on a foreign bank, a third-party check, cash, money orders, travelers checques or credit card checks
  - Federal funds wire, Automated Clearing House Network ("ACH") transfer or bank wires should be sent to State Street Bank and Trust Company ("State Street") (each Fund's custodian). Please call the Funds at 1-800-526-7384 to get detailed instructions on how to wire your money.

                                                          SHAREHOLDER GUIDE


 What Is My Minimum Investment In The Funds?

                                                             Initial Additional
 ------------------------------------------------------------------------------
  Regular Accounts                                           $1,000     $50
 ------------------------------------------------------------------------------
  Tax-Sheltered Retirement Plans (excluding SIMPLE IRAs and
   Education IRAs)                                             $250     $50
 ------------------------------------------------------------------------------
  Uniform Gift to Minors Act Accounts/Uniform Transfer to
   Minors Act Accounts                                         $250     $50
 ------------------------------------------------------------------------------
  403(b) Plan Accounts                                         $200     $50
 ------------------------------------------------------------------------------
  SIMPLE IRAs and Education IRAs                                $50     $50
 ------------------------------------------------------------------------------
  Automatic Investment Plan Accounts                            $50     $50
 ------------------------------------------------------------------------------

 What Alternative Sales Arrangements Are Available?
 The Funds offer three classes of shares through this Prospectus.


 ------------------------------------------------------------------------
  Maximum Amount You Can Buy In The  Class A No limit
   Aggregate Across Funds
                         ------------------------------------------------
                                     Class B $250,000
                         ------------------------------------------------
                                     Class C $1,000,000
 ------------------------------------------------------------------------
  Initial Sales Charge               Class A Applies to purchases of less
                                             than $1 million--varies by
                                             size of investment with a
                                             maximum of 5.5%
                         ------------------------------------------------
                                     Class B None
                         ------------------------------------------------
                                     Class C None
 ------------------------------------------------------------------------
  CDSC                               Class A 1.00% on certain investments
                                             of $1 million or more if you
                                             sell within 18 months
                         ------------------------------------------------
                                     Class B 6 year declining CDSC with a
                                             maximum of 5%
                         ------------------------------------------------
                                     Class C 1% if shares are redeemed
                                             within 12 months of purchase
 ------------------------------------------------------------------------
  Conversion Feature                 Class A None
                         ------------------------------------------------
                                     Class B Class B Shares convert to
                                             Class A Shares after 8 years
                         ------------------------------------------------
                                     Class C None
 ------------------------------------------------------------------------

 What Else Should I Know About Share Purchases?
 The Trust reserves the right to:
 . Refuse to open an account if you fail to (i) provide a social security number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).
 . Reject or restrict any purchase or exchange order by a particular pur-chaser (or group of related purchasers). This may occur, for example, when a pattern of frequent purchases, sales or exchanges of shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt management of a Fund.

 . Close a Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by a Fund's Investment Adviser.
 . Modify or waive the minimum investment amounts.
 . Modify the manner in which shares are offered.
 . Modify the sales charge rates applicable to future purchases of shares.

 The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund's investment policies and operations and if approved by the Fund's Investment Adviser.

 How Are Shares Priced?
 The price you pay or receive when you buy, sell or exchange shares is deter-mined by a Fund's NAV and share class. Each class calculates its NAV as fol-lows:

                   (Value of Assets of the Class)
      NAV =         - (Liabilities of the Class)
              -----------------------------------------
              Number of Outstanding Shares of the Class

 The Funds' investments are valued based on market quotations or, if accurate quotations are not readily available, the fair value of the Fund's invest-ments may be determined in good faith under procedures established by the Trustees.

 . NAV per share of each share class is calculated by the Fund's custodian on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time). Fund shares will not be priced on any day the New York Stock Exchange is closed.
 . When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form, plus any applicable sales charge.
 . When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form, less any applicable CDSC.

 Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time.

 Foreign securities may trade in their local markets on days a Fund is closed. As a result, if the Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.

                                                          SHAREHOLDER GUIDE

 In addition, the impact of events that occur after the publication of market quotations used by a Fund to price its securities (for example, in foreign markets), but before the close of regular trading on the New York Stock Exchange will normally not be reflected in a Fund's next determined NAV unless the Trust, in its discretion, makes an adjustment in light of the nature and materiality of the event, its effect on Fund operations and other relevant factors.

 COMMON QUESTIONS ABOUT THE PURCHASE OF CLASS A SHARES

 What Is The Offering Price Of Class A Shares?
 The offering price of Class A Shares of each Fund is the next determined NAV per share plus an initial sales charge paid to Goldman Sachs at the time of purchase of shares. The sales charge varies depending upon the amount you purchase. In some cases, described below, the initial sales charge may be eliminated altogether, and the offering price will be the NAV per share. The current sales charges and commissions paid to Authorized Dealers are as fol-lows:


                                                     Sales Charge  Maximum Dealer
                                     Sales Charge as as Percentage  Allowance as
         Amount of Purchase           Percentage of  of Net Amount  Percentage of
  (including sales charge, if any)   Offering Price    Invested    Offering Price*
 ---------------------------------------------------------------------------------
  Less than $50,000                       5.50%          5.82%          5.00%
  $50,000 up to (but less than)
   $100,000                               4.75           4.99           4.00
  $100,000 up to (but less than)
   $250,000                               3.75           3.90           3.00
  $250,000 up to (but less than)
   $500,000                               2.75           2.83           2.25
  $500,000 up to (but less than)
   $1 million                             2.00           2.04           1.75
  $1 million or more                      0.00**         0.00**          ***
 ---------------------------------------------------------------------------------

   * Dealer's allowance may be changed periodically. During special promo-tions, the entire sales charge may be allowed to Authorized Dealers. Authorized Dealers to whom substantially the entire sales charge is allowed may be deemed to be "underwriters" under the Securities Act of 1933.
  ** No sales charge is payable at the time of purchase of Class A Shares of $1 million or more, but a CDSC of 1% may be imposed in the event of certain redemptions within 18 months of purchase.
 *** The Distributor pays a one-time commission to Authorized Dealers who initiate or are responsible for purchases of $1 million or more of shares of the Funds equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter. The Distributor may also pay, with respect to all or a portion of the amount purchased, a commission in accordance with the foregoing schedule to Authorized Dealers who initiate or are responsible for purchases of $500,000 or more by certain pension and profit sharing plans, pension funds and other company-sponsored benefit plans investing in the Funds which sat-isfy the criteria set forth below in "When Are Class A Shares Not Sub-ject To A Sales Load?" or $1 million or more by certain "wrap" accounts. Purchases by such plans will be made at NAV with no initial sales charge, but if all of the shares held are redeemed within 18 months after the end of the calendar month in which such purchase was made, a CDSC of 1% may be imposed upon the plan sponsor or the third party administrator. In addition, Authorized Dealers will remit to the Distributor such payments received in connection with "wrap" accounts in the event that shares are redeemed within 18 months after the end of the calendar month in which the purchase was made.

 What Else Do I Need To Know About Class A Shares' CDSC?
 Purchases of $1 million or more of Class A Shares will be made at NAV with no initial sales charge. However, if you redeem shares within 18 months after the end of the calendar month in which the purchase was made, exclud-ing any period of time in which the shares were exchanged into and remained invested in an equivalent class of an ILA Portfolio, a CDSC of 1% may be imposed. The CDSC may not be imposed if your Authorized Dealer enters into an agreement with the Distributor to return all or an applicable prorated portion of its commission to the Distributor. The CDSC is waived on redemp-tions in certain circumstances. See "In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or Reduced?" below.

 When Are Class A Shares Not Subject To A Sales Load?
 Class A Shares of the Funds may be sold at NAV without payment of any sales charge to the following individuals and entities:
 . Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of these individuals;
 . Qualified retirement plans of Goldman Sachs;
 . Trustees or directors of investment companies for which Goldman Sachs or an affiliate acts as sponsor;
 . Any employee or registered representative of any Authorized Dealer or their respective spouses, children and parents;
 . Banks, trust companies or other types of depository institutions investing for their own account or investing for discretionary or non-discretionary accounts;
 . Any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of a Fund;
 . Pension and profit sharing plans, pension funds and other company-spon-
   sored benefit plans that:
  . Buy shares of Goldman Sachs Funds worth $500,000 or more; or . Have 100 or more eligible employees at the time of purchase; or . Certify that they expect to have annual plan purchases of shares of
    Goldman Sachs Funds of $200,000 or more; or . Are provided administrative services by certain third-party administra-
    tors that have entered into a special service arrangement with Goldman Sachs relating to such plans; or
  . Have at the time of purchase aggregate assets of at least $2,000,000;

                                                          SHAREHOLDER GUIDE

 . "Wrap" accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards;
 . Registered investment advisers investing for accounts for which they receive asset-based fees;
 . Accounts over which GSAM or its advisory affiliates have investment dis-
   cretion; or
 . Shareholders receiving distributions from a qualified retirement plan invested in the Goldman Sachs Funds and reinvesting such proceeds in a Goldman Sachs IRA.

 You must certify eligibility for any of the above exemptions on your Account Application and notify the Fund if you no longer are eligible for the exemp-tion. The Fund will grant you an exemption subject to confirmation of your entitlement. You may be charged a fee if you effect your transactions through a broker or agent.

 How Can The Sales Charge On Class A Shares Be Reduced?
 . Right of Accumulation: When buying Class A Shares in Goldman Sachs Funds, your current aggregate investment determines the initial sales load you pay. You may qualify for reduced sales charges when the current market value of holdings (shares at current offering price), plus new purchases, reaches $50,000 or more. Class A Shares of any of the Goldman Sachs Funds may be combined under the Right of Accumulation. To qualify for a reduced sales load, you or your Authorized Dealer must notify the Funds' Transfer Agent at the time of investment that a quantity discount is applicable. Use of this service is subject to a check of appropriate records. The Additional Statement has more information about the Right of Accumulation.
 . Statement of Intention: You may obtain a reduced sales charge by means of a written Statement of Intention which expresses your non-binding commit-ment to invest in the aggregate $50,000 or more (not counting reinvest-ments of dividends and distributions) within a period of 13 months in Class A Shares of one or more Goldman Sachs Fund. Any investments you make during the period will receive the discounted sales load based on the full amount of your investment commitment. If the investment commitment of the Statement of Intention is not met prior to the expiration of the 13-month period, the entire amount will be subject to the higher applicable sales charge. By signing the Statement of Intention, you authorize the Transfer Agent to escrow and redeem Class A Shares in your account to pay this additional charge. The Additional Statement has more information about the Statement of Intention, which you should read carefully.

 COMMON QUESTIONS ABOUT THE PURCHASE OF CLASS B SHARES


 What Is The Offering Price Of Class B Shares?
 You may purchase Class B Shares of the Funds at the next determined NAV without an initial sales charge. However, Class B Shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table below based on how long you held your shares.

 The CDSC schedule is as follows:

                             CDSC as a
                           Percentage of
                           Dollar Amount
  Year Since Purchase     Subject to CDSC
 ----------------------------------------
  First                         5%
  Second                        4%
  Third                         3%
  Fourth                        3%
  Fifth                         2%
  Sixth                         1%
  Seventh and thereafter       None
 ----------------------------------------

 Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor's expenses related to providing distribution-related services to the Funds in connection with the sale of Class B Shares, including the payment of compensation to Authorized Dealers. A commission equal to 4% of the amount invested is paid to Authorized Deal-ers.

 What Should I Know About The Automatic Conversion Of Class B Shares?
 Class B Shares of a Fund will automatically convert into Class A Shares of the same Fund at the end of the calendar quarter that is eight years after the purchase date.

 If you acquire Class B Shares of a Fund by exchange from Class B Shares of another Goldman Sachs Fund, your Class B Shares will convert into Class A Shares of such Fund based on the date of the initial purchase and the CDSC schedule of that purchase.

 If you acquire Class B Shares through reinvestment of distributions, your Class B Shares will convert into Class A Shares based on the date of the initial purchase of the shares on which the distribution was paid.

 The conversion of Class B Shares to Class A Shares will not occur at any time the Funds are advised that such conversions may constitute taxable events for federal tax purposes, which the Funds believe is unlikely. If conversions do not occur as a

                                                          SHAREHOLDER GUIDE

 result of possible taxability, Class B Shares would continue to be subject to higher expenses than Class A Shares for an indeterminate period.

 A COMMON QUESTION ABOUT THE PURCHASE OF CLASS C SHARES


 What Is The Offering Price Of Class C Shares?
 You may purchase Class C Shares of the Funds at the next determined NAV without paying an initial sales charge. However, if you redeem Class C Shares within 12 months of purchase, a CDSC of 1% will normally be deducted from the redemption proceeds; provided that in connection with purchases by pension and profit sharing plans, pension funds and other company-sponsored benefit plans, where all of the Class C Shares are redeemed within 12 months of purchase, a CDSC of 1% may be imposed upon the plan sponsor or third party administrator.

 Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor's expenses related to providing distribution-related services to the Funds in connection with the sale of Class C Shares, including the payment of compensation to Authorized Dealers. An amount equal to 1% of the amount invested is normally paid by the Dis-tributor to Authorized Dealers.

 COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS A, B
 AND C SHARES


 What Else Do I Need To Know About The CDSC On Class A, B Or C Shares?
 . The CDSC is based on the lesser of the NAV of the shares at the time of redemption or the original offering price (which is the original NAV).
  . No CDSC is charged on shares acquired from reinvested dividends or capi-
    tal gains distributions.
  . No CDSC is charged on the per share appreciation of your account over the initial purchase price.
  . When counting the number of months since a purchase of Class B or Class
    C Shares was made, all payments made during a month will be combined and considered to have been made on the first day of that month.
 . To keep your CDSC as low as possible, each time you place a request to sell shares, the Funds will first sell any shares in your account that do not carry a CDSC and then the shares in your account that have been held the longest.

 In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or
 Reduced?
 The CDSC on Class A, Class B and Class C Shares that are subject to a CDSC may be waived or reduced if the redemption relates to:
 . Retirement distributions or loans to participants or beneficiaries from pension and profit sharing plans, pension funds and other company-spon-sored benefit plans (each a "Retirement Plan");
 . The death or disability (as defined in Section 72(m)(7) of the Internal
   Revenue Code of 1986, as amended (the "Code")) of a participant or benefi-ciary in a Retirement Plan;
 . Hardship withdrawals by a participant or beneficiary in a Retirement Plan; . Satisfying the minimum distribution requirements of the Code;
 . Establishing "substantially equal periodic payments" as described under
   Section 72(t)(2) of the Code;
 . The separation from service by a participant or beneficiary in a Retire-
   ment Plan;
 . The death or disability (as defined in Section 72(m)(7) of the Code) of a shareholder if the redemption is made within one year of the event;
 . Excess contributions distributed from a Retirement Plan;
 . Distributions from a qualified Retirement Plan invested in the Goldman
   Sachs Funds which are being rolled over to a Goldman Sachs IRA; or . Redemption proceeds which are to be reinvested in accounts or non-regis-
   tered products over which GSAM or its advisory affiliates have investment discretion.

 In addition, Class A, B and C Shares subject to a systematic withdrawal plan may be redeemed without a CDSC. The Funds reserve the right to limit such redemptions, on an annual basis, to 12% each of the value of your Class B and C Shares and 10% of the value of your Class A Shares.

 How Do I Decide Whether To Buy Class A, B Or C Shares?
 The decision as to which Class to purchase depends on the amount you invest, the intended length of the investment and your personal situation.

 . Class A Shares. If you are making an investment of $50,000 or more that qualifies for a reduced sales charge, you should consider purchasing Class A Shares.
 . Class B Shares. If you plan to hold your investment for at least six years and would prefer not to pay an initial sales charge, you might consider purchasing Class B Shares. By not paying a front-end sales charge, your entire investment in Class B Shares is available to work for you from the time you make your initial investment. However, the distribution and serv-ice fee paid by Class B

                                                          SHAREHOLDER GUIDE

  Shares will cause your Class B Shares (until conversion to Class A Shares) to have a higher expense ratio, and thus lower performance and lower divi-dend payments (to the extent dividends are paid) than Class A Shares. A maximum purchase limitation of $250,000 in the aggregate normally applies to Class B Shares.
 . Class C Shares. If you are unsure of the length of your investment or plan to hold your investment for less than six years and would prefer not to pay an initial sales charge, you may prefer Class C Shares. By not paying a front-end sales charge, your entire investment in Class C Shares is available to work for you from the time you make your initial investment. However, the distribution and service fee paid by Class C Shares will cause your Class C Shares to have a higher expense ratio, and thus lower performance and lower dividend payments (to the extent dividends are paid) than Class A Shares (or Class B Shares after conversion to Class A Shares).
  Although Class C Shares are subject to a CDSC for only 12 months, Class C Shares do not have the conversion feature applicable to Class B Shares and your investment will therefore pay higher distribution fees indefinitely.
  A maximum purchase limitation of $1,000,000 in the aggregate normally applies to purchases of Class C Shares.

 Note: Authorized Dealers may receive different compensation for selling Class A, Class B or Class C Shares.

 In addition to Class A, Class B and Class C Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

 HOW TO SELL SHARES


 How Can I Sell Class A, Class B And Class C Shares Of The Funds?
 You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Each Fund will redeem its shares upon request on any business day at the NAV next determined after receipt of such request in proper form, subject to any applicable CDSC. You may request that redemption proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.

  Instructions For Redemptions:
 --------------------------------------------------------------------
  By Writing:      . Write a letter of instruction that includes:
                   . Your name(s) and signature(s)
                   . Your account number
                   . The Fund names and Class of Shares
                   . The dollar amount you want to sell
                   . How and where to send the proceeds
                   . Obtain a signature guarantee (see details below)
                   . Mail your request to:
                     Goldman Sachs Funds
                     c/o NFDS
                     P.O. Box 219711
                     Kansas City, MO 64121-9711
 --------------------------------------------------------------------
  By Telephone:     If you have not declined the telephone redemption
                    privilege on your Account Application:
                   . 1-800-526-7384
                     (8:00 a.m. to 4:00 p.m. New York time)
                   . You may redeem up to $50,000 of your shares
                     within any 7 calendar day period
                   . Proceeds which are sent directly to a Goldman
                     Sachs brokerage account are not subject to the
                     $50,000 limit
 --------------------------------------------------------------------

 When Do I Need A Signature Guarantee To Redeem Shares?
 A signature guarantee is required if:
 . You are requesting in writing to redeem shares in an amount over $50,000; . You would like the redemption proceeds sent to an address that is not your address of record; or
 . You would like to change the bank designated on your Account Application.

 A signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Fund. A notary public cannot provide a signature guarantee. Additional documentation may be required for executors, trustees or corporations or when deemed appropriate by the Trans-fer Agent.

 What Do I Need To Know About Telephone Redemption Requests?

 The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized tele-phone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption instructions from any person iden-tifying himself or herself as the owner of an account or the owner's regis-tered representative where the owner has not declined in writing to use this service. Thus, you risk possible losses if a telephone redemption is not authorized by you.

                                                          SHAREHOLDER GUIDE


 In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and NFDS each employ reasonable proce-dures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:
 . All telephone requests are recorded.
 . Proceeds of telephone redemption requests will be sent only to your address of record or authorized bank account designated in the Account Application (unless you provide written instructions and a signature guar-antee, indicating another address or account) and exchanges of shares nor-mally will be made only to an identically registered account.

 . Telephone redemptions by check to your address of record will not be accepted during the 30-day period following any change in your address of record.
 . The telephone redemption option does not apply to shares held in a "street name" account. "Street name" accounts are accounts maintained and serviced by your Authorized Dealer. If your account is held in "street name," you should contact your registered representative of record, who may make tel-ephone redemptions on your behalf.
 . The telephone redemption option may be modified or terminated at any time.

 Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

 How Are Redemption Proceeds Paid?
 By Wire: You may arrange for your redemption proceeds to be wired as federal funds to the bank account designated in your Account Application. The fol-lowing general policies govern wiring redemption proceeds:
 . Redemption proceeds will normally be wired on the next business day in federal funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
 . A transaction fee of $7.50 may be charged for payments of redemption pro-ceeds by wire. Your bank may also charge wiring fees. You should contact your bank directly to learn whether it charges such fees.

 . To change the bank designated on your Account Application, you must send written instructions (with your signature guaranteed) to the Transfer Agent.

 . Neither the Trust, Goldman Sachs nor any Authorized Dealer assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.
 By Check: You may elect to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of a properly executed redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

 What Else Do I Need To Know About Redemptions?
 The following generally applies to redemption requests:
 . Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.

 The Trust reserves the right to:
 . Redeem your shares if your account balance is less than $50 as a result of a redemption. The Funds will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Funds will give you 60 days' prior writ-ten notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption.
 . Redeem your shares in other circumstances determined by the Board of
   Trustees to be in the best interests of the Trust.
 . Pay redemptions by a distribution in-kind of securities (instead of cash).
   If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

 . Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distribu-tions be returned to the Fund as undeliverable or remain uncashed for six months. In addition, that distribution and all future distributions pay-able to you will be reinvested at NAV in additional Fund shares. No inter-est will accrue on amounts represented by uncashed distribution or redemp-tion checks.

 Can I Reinvest Redemption Proceeds In The Same Or Another Goldman Sachs
 Fund?
 You may redeem shares of a Fund and reinvest a portion or all of the redemp-tion proceeds (plus any additional amounts needed to round off purchases to the nearest full share) at NAV. To be eligible for this privilege, you must hold the shares you want to redeem for at least 30 days and you must rein-vest the share proceeds within 90 days after you redeem. You may reinvest as follows:
 . Class A or B Shares--Class A Shares of the same Fund or any other Goldman
   Sachs Fund

                                                          SHAREHOLDER GUIDE

 . Class C Shares--Class C Shares of the same Fund or any other Goldman Sachs
   Fund
 . You should obtain and read the applicable prospectuses before investing in any other Funds.
 . If you pay a CDSC upon redemption of Class A or Class C Shares and then reinvest in Class A or Class C Shares as described above, your account will be credited with the amount of the CDSC you paid. The reinvested shares will, however, continue to be subject to a CDSC. The holding period of the shares acquired through reinvestment will include the holding period of the redeemed shares for purposes of computing the CDSC payable upon a subsequent redemption. For Class B Shares, you may reinvest the redemption proceeds in Class A Shares at NAV but the amount of the CDSC paid upon redemption of the Class B Shares will not be credited to your account.
 . The reinvestment privilege may be exercised at any time in connection with transactions in which the proceeds are reinvested at NAV in a tax-shel-tered retirement plan. In other cases, the reinvestment privilege may be exercised once per year upon receipt of a written request.
 . You may be subject to tax as a result of a redemption. You should consult your tax adviser concerning the tax consequences of a redemption and rein-vestment.

 Can I Exchange My Investment From One Fund To Another?
 You may exchange shares of a Fund at NAV without the imposition of an ini-tial sales charge or CDSC at the time of exchange for shares of the same class or an equivalent class of any other Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days' written notice to you.


  Instructions For
  Exchanging
  Shares:
 ----------------------------------------------------------------------
  By Writing:        . Write a letter of instruction that includes:
                     . Your name(s) and signature(s)
                     . Your account number
                     . The Fund names and Class of Shares
                     . The dollar amount you want to exchange
                     . Obtain a signature guarantee (see details above)
                     . Mail the request to:
                      Goldman Sachs Funds
                      c/o NFDS
                      P.O. Box 219711
                      Kansas City, MO 64121-9711
                     or for overnight delivery--
                     Goldman Sachs Funds
                     c/o NFDS
                     330 West 9th St.
                     Poindexter Bldg., 1st Floor
                     Kansas City, MO 64105
 ----------------------------------------------------------------------
  By Telephone:      If you have not declined the telephone exchange
                     privilege on your Account Application:
                     . 1-800-526-7384
                       (8:00 a.m. to 4:00 p.m. New York time)
 ----------------------------------------------------------------------

 You should keep in mind the following factors when making or considering an exchange:
 . You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
 . Six free exchanges are allowed in each 12 month period.
 . A $12.50 fee may be charged for each subsequent exchange.
 . There is no charge for exchanges made pursuant to the Automatic Exchange
   Program.
 . The exchanged shares may later be exchanged for shares of the same class
   (or an equivalent class) of the original Fund at the next determined NAV without the imposition of an initial sales charge or CDSC if the amount in the Fund resulting from such exchanges is less than the largest amount on which you have previously paid the applicable sales charge.
 . When you exchange shares subject to a CDSC, no CDSC will be charged at that time. The exchanged shares will be subject to the CDSC of the shares originally held. For purposes of determining the amount of the applicable CDSC, the length of time you have owned the shares will be measured from the date you acquired the original shares subject to a CDSC and will not be affected by a subsequent exchange.
 . Eligible investors may exchange certain classes of shares for another class of shares of the same Fund. For further information, call Goldman Sachs Funds at 1-800-526-7384.
 . All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund.
 . Exchanges are available only in states where exchanges may be legally made.
 . It may be difficult to make telephone exchanges in times of drastic eco-
   nomic or market conditions.
 . Goldman Sachs and NFDS may use reasonable procedures described under "What
   Do I Need to Know About Telephone Redemption Requests?" in an effort to prevent unauthorized or fraudulent telephone exchange requests.
 . Telephone exchanges normally will be made only to an identically regis-tered account. Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification num-bers only if the exchange instructions are in writing and accompanied by a signature guarantee.

 For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should con-sult your tax adviser concerning the tax consequences of an exchange.

                                                          SHAREHOLDER GUIDE


 SHAREHOLDER SERVICES


 Can I Arrange To Have Automatic Investments Made On A Regular Basis?
 You may be able to make systematic cash investments through your bank via ACH transfer or your checking account via bank draft each month. Forms for this option are available from Goldman Sachs, your Authorized Dealer or you may check the appropriate box on the Account Application.

 Can My Dividends And Distributions From A Fund Be Invested In Other Funds? You may elect to cross-reinvest dividends and capital gain distributions paid by a Fund in shares of the same class or an equivalent class of any other Goldman Sachs Fund.
 . Shares will be purchased at NAV.
 . No initial sales charge or CDSC will be imposed.
 . You may elect cross-reinvestment into an identically registered account or an account registered in a different name or with a different address, social security number or taxpayer identification number provided that the account has been properly established, appropriate signature guarantees obtained and the minimum initial investment has been satisfied.

 Can I Arrange To Have Automatic Exchanges Made On A Regular Basis?
 You may elect to exchange automatically a specified dollar amount of shares of a Fund for shares of the same class or an equivalent class of any other Goldman Sachs Fund.
 . Shares will be purchased at NAV.
 . No initial sales charge is imposed.
 . Shares subject to a CDSC acquired under this program may be subject to a CDSC at the time of redemption from the Fund into which the exchange is made depending upon the date and value of your original purchase.
 . Automatic exchanges are made monthly on the 15th day of each month or the first business day thereafter.
 . Minimum dollar amount: $50 per month.

 What Else Should I Know About Cross-Reinvestments And Automatic Exchanges? Cross-reinvestments and automatic exchanges are subject to the following conditions:
 . You must hold $5,000 or more in the Fund which is paying the dividend or from which the exchange is being made.

 . You must invest an amount in the Fund into which cross-reinvestments or automatic exchanges are being made that is equal to that Fund's minimum initial investment or continue to cross-reinvest or to make automatic exchanges until such minimum initial investment is met.
 . You should obtain and read the prospectus of the Fund into which dividends are invested or automatic exchanges are made.

 Can I Have Automatic Withdrawals Made On A Regular Basis?
 You may draw on your account systematically via check or ACH transfer in any amount of $50 or more.
 . It is normally undesirable to maintain a systematic withdrawal plan at the same time that you are purchasing additional Class A, Class B or Class C Shares because of the sales charge imposed on your purchases of Class A Shares or the imposition of a CDSC on your redemptions of Class A, Class B or Class C Shares.
 . You must have a minimum balance of $5,000 in a Fund.
 . Checks are mailed on or about the 25th day of each month.
 . Each systematic withdrawal is a redemption and therefore a taxable trans-
   action.
 . The CDSC applicable to Class A, Class B or Class C Shares redeemed under the systematic withdrawal plan may be waived.

 What Types of Reports Will I Be Sent Regarding My Investment?
 You will be provided with a printed confirmation of each transaction in your account and an individual quarterly account statement. A year-to-date state-ment for your account will be provided upon request made to Goldman Sachs. If your account is held in "street name" you may receive your statement and confirmations on a different schedule.

 You will also receive an annual shareholder report containing audited finan-cial statements and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting Goldman Sachs Funds by phone at 1-800-526-7384 or by mail at Goldman Sachs Funds, 4900 Sears Tower--60th Floor, Chicago, IL 60606-6372. The Funds will begin sending individual copies to you within 30 days after receipt of your revocation.

 The Funds do not generally provide sub-accounting services.

 What Should I Know When I Purchase Shares Through An Authorized Dealer? Authorized Dealers and other financial intermediaries may provide varying arrangements for their clients to purchase and redeem Fund shares. They may charge additional fees not described in this Prospectus to their customers for such services.

                                                          SHAREHOLDER GUIDE


 If shares of a Fund are held in a "street name" account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distribu-tions relating to your account will be performed by the Authorized Dealer, and not by the Fund and its Transfer Agent. Since the Funds will have no record of your transactions, you should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about your account. The transfer of shares in a "street name" account to an account with another dealer or to an account directly with the Fund involves special procedures and will require you to obtain historical purchase information about the shares in the account from the Authorized Dealer.

 Authorized Dealers and other financial intermediaries may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by the Trust, to designate other intermediaries to accept such orders. In these cases:
 . A Fund will be deemed to have received an order that is in proper form when the order is accepted by an Authorized Dealer or intermediary on a business day, and the order will be priced at the Fund's NAV per share (adjusted for any applicable sales charge) next determined after such acceptance.
 . Authorized Dealers and intermediaries are responsible for transmitting accepted orders to the Funds within the time period agreed upon by them.

 You should contact your Authorized Dealer or intermediary to learn whether it is authorized to accept orders for the Trust.

 The Investment Adviser, Distributor and/or their affiliates may pay addi-tional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Authorized Dealers and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Additional compensation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested.

 DISTRIBUTION SERVICES AND FEES


 What Are The Different Distribution And Service Fees Paid By Class A, B and C Shares?

 The Trust has adopted distribution and service plans (each a "Plan") under which Class A, Class B and Class C Shares bear distribution and service fees paid to Authorized Dealers and Goldman Sachs. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from this arrangement. Goldman Sachs pays the distribution and service fees on a quarterly basis.

 Under the Plans, Goldman Sachs is entitled to a monthly fee from each Fund for distribution services equal, on an annual basis, to 0.25%, 0.75% and 0.75%, respectively, of a Fund's average daily net assets attributed to Class A, Class B and Class C Shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.

 The distribution fees are subject to the requirements of Rule 12b-1 under the Act, and may be used (among other things) for:
 . Compensation paid to and expenses incurred by Authorized Dealers, Goldman
   Sachs and their respective officers, employees and sales representatives; . Commissions paid to Authorized Dealers;
 . Allocable overhead;
 . Telephone and travel expenses;
 . Interest and other costs associated with the financing of such compensa-
   tion and expenses;
 . Printing of prospectuses for prospective shareholders;
 . Preparation and distribution of sales literature or advertising of any type; and
 . All other expenses incurred in connection with activities primarily intended to result in the sale of Class A, Class B and Class C Shares.

 In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.75% distribution fee as an ongoing commission to Authorized Dealers after the shares have been held for one year.

 PERSONAL ACCOUNT MAINTENANCE SERVICES AND FEES

 Under the Plans, Goldman Sachs is also entitled to receive a separate fee equal on an annual basis to 0.25% of each Fund's average daily net assets attributed to Class A Shares (Real Estate Securities Fund only), Class B or Class C Shares. This fee is for personal and account maintenance services, and may be used to make payments to Goldman Sachs, Authorized Dealers and their officers, sales representatives and employees for responding to inqui-ries of, and furnishing assistance to, shareholders regarding ownership of their shares or their accounts or similar services not otherwise provided on behalf of the Funds. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from this arrangement.

 In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.25% ongoing service fee to Authorized Dealers after the shares have been held for one year.

Taxation

 TAXABILITY OF DISTRIBUTIONS


 As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax con-sequences of your investment in the Funds.

 Unless your investment is an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

 TAXES ON DISTRIBUTIONS


 Distributions you receive from the Funds are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Funds' income dividend distribu-tions and short-term capital gain distributions are taxable to you as ordi-nary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

 Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Funds' dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. The Funds will inform sharehold-ers of the character and tax status of all distributions promptly after the close of each calendar year.

 Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Funds may deduct these taxes in computing their taxable income.

 If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as "buying a dividend."

 TAXABILITY OF SALES AND EXCHANGES

 Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purpos-es, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Gen-erally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends that were received on the shares.

 OTHER INFORMATION


 When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Fund must withhold 31% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so. Non-U.S. investors may be subject to U.S. withholding and estate tax.

Appendix A
Additional Information on Portfolio Risks, Securities and Techniques

 A. General Portfolio Risks

 The Funds will be subject to the risks associated with equity securities. "Equity securities" may include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants and stock pur-chase rights. In general, stock values fluctuate in response to the activi-ties of individual companies and in response to general market and economic conditions. Accordingly, the value of the stocks that a Fund holds may decline over short or extended periods. The stock markets tend to be cycli-cal, with periods when stock prices generally rise and periods when prices generally decline. The volatility of equity securities means that the value of your investment in the Funds may increase or decrease. As of the date of this Prospectus, certain stock markets were trading at or close to record high levels and there can be no guarantee that such levels will continue.

 To the extent that a Fund invests in fixed-income securities, that Fund will also be subject to the risks associated with its fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase (al-though many mortgage related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer could default on its obligations, and a Fund will not recover its invest-ment. Call risk and extension risk are normally present in mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (exten-sion risk). In general, if interest rates on new mortgage loans fall suffi-ciently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to invest-ors.

 The Investment Adviser will not consider the portfolio turnover rate a lim-iting factor in making investment decisions for a Fund. A high rate of port-folio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to shareholders. The port-folio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund's portfolio securities, excluding securities having a matu-rity at the date of purchase of one year or less. See "Financial Highlights" in Appendix B for a statement of the Funds' historical portfolio turnover rates.

 The following sections provide further information on certain types of secu-rities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Addi-tional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

 B. Other Portfolio Risks

 Risks of Investing In Internet and Internet-Related Companies. Internet and Internet-related companies are generally subject to a rate of change in technology which is higher than other industries and often requires exten-sive and sustained investment in research and development. As a result, Internet and Internet-related companies are exposed to the risk of rapid product obsolescence. Changes in governmental policies, such as telephone and cable regulations and anti-trust enforcement, and the need for regula-tory approvals may have an adverse effect on the products, services and securities of Internet and Internet-related companies. Internet and Internet-related companies may also produce or use products or services that prove commercially unsuccessful. In addition, intense worldwide competitive pressures and changing demand, evolving industry standards, challenges in achieving product capability, loss of patent protection or proprietary rights, reduction or interruption in the supply of key components, changes in strategic alliances, frequent mergers or acquisitions or other factors can have a significant effect on the financial conditions of companies in these industries. Competitive pressures in the Internet and Internet-related industries may affect negatively the financial condition of Internet and Internet-related companies. Internet and Internet-related companies are also subject to the risk of service disruptions and

                                                                      APPENDIX A

 the risk of losses arising out of litigation related to these disruptions. Many Internet companies have exceptionally high price-to-earnings ratios with little or no earnings histories, and many Internet companies are cur-rently operating at a loss and may never be profitable. In certain instanc-es, Internet and Internet-related securities may experience significant price movements caused by disproportionate investor optimism or pessimism with little or no basis in fundamental economic conditions. As a result of these and other reasons, investments in the Internet and Internet-related industry can experience sudden and rapid appreciation and depreciation.

 Risks of Investing in Small Capitalization Companies and REITs. Each Fund may invest in small capitalization companies and REITs. Investments in small capitalization companies and REITs involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the rea-sons for the greater price volatility of these investments are the less cer-tain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies and REITs may be thinly traded and may have to be sold at a discount from current mar-ket prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient mar-ket liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies and REITs include "unseasoned" issuers that do not have an established financial history; often have limited prod-uct lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small capitaliza-tion companies and REITs may be more difficult to price precisely than other types of securities because of their characteristics and lower trading vol-umes.

 Risks of Foreign Investments. Each Fund may invest in foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

 The introduction of a single currency, the euro, on January 1, 1999 for par-ticipating nations in the European Economic and Monetary Union presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates for currencies being converted into the euro; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union ("EU"), may have an impact on the euro. These or other factors, including political and economic risks, could cause market disruptions, and could adversely affect the value of securities held by the Funds. Because of the number of countries using this single currency, a significant portion of the foreign assets held by the Funds may be denominated in the euro.

 Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such proce-dures have been unable to keep pace with the volume of securities transac-tions, thus making it difficult to conduct such transactions.

 Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less gov-ernment regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Funds, and political or social instability or diplomatic developments which could affect investments in those countries.

                                                                 APPENDIX A

 Concentration of a Fund's assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund's assets were not geo-graphically concentrated.

 Investments in foreign securities may take the form of sponsored and unsponsored American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs") and European Depository Receipts ("EDRs") or other similar instruments representing securities of foreign issuers. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

 Risks of Emerging Countries. The Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are height-ened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. A Fund's purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respec-tive clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limi-tations have been reached.

 Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a spe-cific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportuni-ties in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct invest-ment in equity securities in certain Asian countries, it is anticipated that a Fund may invest in such countries through other investment funds in such countries.

 Many emerging countries have experienced currency devaluations and substan-tial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

 Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodi-cally used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffec-tion, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Invest-ing in emerging countries involves greater risk of loss due to expropria-tion, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested.

 A Fund's investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such country to the Fund.

 Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and often may involve a Fund's delivery of securities before receipt of payment for their sale. In addi-tion, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to com-plete its contractual obligations. The creditworthiness of the local securi-ties firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

                                                                      APPENDIX A


 The small size and inexperience of the securities markets in certain emerg-ing countries and the limited volume of trading in securities in those coun-tries may make a Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities mar-kets (such as the United States, Japan and most Western European countries). A Fund's investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor per-ceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to price pre-cisely because of the characteristics discussed above and lower trading vol-umes.

 A Fund's use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, the Investment Adviser does not currently anticipate that a sig-nificant portion of the Funds' currency exposure in emerging countries, if any, will be covered by such instruments.

 Risks of Derivative Investments. A Fund's transactions in options, futures, options on futures, swaps, interest rate caps, floors and collars, struc-tured securities and currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associ-ated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Each Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

 Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:
 . Both domestic and foreign securities that are not readily marketable
 . Certain stripped mortgage-backed securities
 . Repurchase agreements and time deposits with a notice or demand period of more than seven days
 . Certain over-the-counter options

 . Certain structured securities and all swap transactions

 . Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") and, therefore, is liquid.

 Investing in 144A Securities may decrease the liquidity of a Fund's portfo-lio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of com-parable securities for which a liquid market exists.

 Credit Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agen-cies, instrumentalities and sponsored enterprises), domestic and foreign corporations, banks and other issuers. Further information is provided in the Additional Statement.

 Debt securities rated BBB or higher by Standard & Poor's or Baa or higher by Moody's are considered "investment grade." Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality.

 The Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as "junk bonds." Junk bonds are considered predominantly speculative and may be ques-tionable as to principal and interest payments.

 In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, invest-ment in such bonds will present greater speculative risks than those associ-ated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund's portfolio is downgraded by a rat-ing organization, the market price and liquidity of such security may be adversely affected.

 Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:
 . U.S. government securities

                                                                      APPENDIX A

 . Commercial paper rated at least A-2 by Standard & Poor's or P-2 by Moody's . Certificates of deposit
 . Bankers' acceptances
 . Repurchase agreements
 . Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

 When a Fund's assets are invested in such instruments, the Fund may not be achieving its investment objective.

 C. Portfolio Securities and Techniques


 This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associ-ated risks. Further information is provided in the Additional Statement, which is available upon request.

 Convertible Securities. Each Fund may invest in convertible securities. Con-vertible securities are preferred stock or debt obligations that are con-vertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar qual-ity. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-income securities. Con-vertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible secu-rity, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

 Foreign Currency Transactions. A Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to pur-chase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Funds may also enter into such transactions to seek to increase total return, which is con-sidered a speculative practice.

 Each Fund may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Investment Adviser determines that there is a pattern of cor-relation between the two currencies. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g. the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

 Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund's NAV to fluctuate (when the Fund's NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

 The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obli-gations. Since these contracts are not guaranteed by an exchange or clear-inghouse, a default on a contract would deprive a Fund of unrealized prof-its, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

 Structured Securities. Each Fund may invest in structured securities. Struc-tured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be posi-tively or negatively indexed, so that appreciation of the Reference may pro-duce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Refer-ence. Consequently, structured securities may present a greater degree of market risk than other types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

 REITs. Each Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT

                                                                      APPENDIX A

 or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs' managers, and are subject to heavy cash flow dependen-cy, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be height-ened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

 Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument dur-ing the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write
 (sell) covered call and put options and purchase put and call options on any securities in which it may invest or on any securities index comprised of securities in which it may invest. A Fund may also, to the extent that it invests in foreign securities, purchase and sell (write) put and call options on foreign currencies.

 The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is con-sidered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctu-ations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund's investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund's transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

 Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or pur-chase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a spec-ified exercise price within a specified period of time. A futures contract may be based on various securities (such as U.S. government securities), foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transactions on both U.S. and for-eign exchanges.

 Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objectives and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. A Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regula-tions of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transac-tions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund's net assets.

 Futures contracts and related options present the following risks:
 . While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
 . Because perfect correlation between a futures position and portfolio posi-tion that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to addi-tional risk of loss.
 . The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
 . Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's NAV.
 . As a result of the low margin deposits normally required in futures trad-ing, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
 . Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
 . Foreign exchanges may not provide the same protection as U.S. exchanges.

                                                                      APPENDIX A


 Equity Swaps. Each Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other compo-nents of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

 An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, a Fund may suffer a loss if the counterparty defaults.

 When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and enter into forward commitments. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

 The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

 Repurchase Agreements. Repurchase agreements involve the purchase of securi-ties subject to the seller's agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with dealers in U.S. government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

 If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund's costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund's interest in the collateral is not enforce-able.

 In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may trans-fer uninvested cash balances into a single joint account, the daily aggre-gate balance of which will be invested in one or more repurchase agreements.

 Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers. The borrowers are required to secure their loan continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. To the extent that cash collateral is invested in other investment securities, such collateral will be subject to market deprecia-tion or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers' collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral).

 A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities, or a capital loss, if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

 Short Sales Against-the-Box. Each Fund may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Fund will own an equal amount of securities sold short, or secu-rities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

 Preferred Stock, Warrants and Rights. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earn-ings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

                                                                      APPENDIX A

 Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

 Other Investment Companies. Each Fund may invest in securities of other investment companies (including SPDRs and WEBS, as defined below and other exchange-traded funds) subject to statutory limitations prescribed by the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment compa-nies. Exchange-traded funds such as SPDRs and WEBS are shares of unaffili-ated investment companies which are traded like traditional equity securi-ties on a national securities exchange or the NASDAQ National Market System.

 . Standard & Poor's Depository Receipts. The Funds may, consistent with their investment policies, purchase Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are securities traded on the American Stock Exchange ("AMEX") that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P
   500. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500.

 . World Equity Benchmark Shares. World Equity Benchmark Shares ("WEBS") are shares of an investment company that invests substantially all of its assets in securities included in the MSCI indices for specified countries. WEBS are listed on the AMEX and were initially offered to the public in 1996. The market prices of WEBS are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of WEBS on the AMEX. To date, WEBS have traded at relatively modest discounts and premiums to their NAVs. However, WEBS have a limited operat-ing history and information is lacking regarding the actual performance and trading liquidity of WEBS for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of WEBS will continue to be met or will remain unchanged. In the event substantial market or other disrup-tions affecting WEBS should occur in the future, the liquidity and value of a Fund's shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of WEBS as part of its investment strategy.

 Unseasoned Companies. Each Fund may invest in companies (including predeces-sors) which have operated less than three years. The securities of such com-panies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

 Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal, and include securities issued by banks and other financial institutions. Each Fund may invest in corporate debt obliga-tions issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and suprana-tional entities (i.e., the World Bank, the International Monetary Fund, etc.).

 Bank Obligations. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitations, time deposits, bankers' acceptances and certificates of deposit, may be gen-eral obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

 U.S. Government Securities. Each Fund may invest in U.S. government securi-ties. U.S. government securities include U.S. Treasury obligations and obli-gations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. government securities may be supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("Ginnie Mae")); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. govern-ment to purchase certain obligations of the

                                                                      APPENDIX A

 issuer (such as the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")); or (d) only the credit of the issuer. U.S. government securities also include Treasury receipts, zero coupon bonds and other stripped U.S. government securities, where the interest and principal components of stripped U.S. government securities are traded independently.

 Custodial Receipts. Each Fund may invest in custodial receipts. Interests in U.S. government securities may be purchased in the form of custodial receipts that evidence ownership of future interest payments, principal pay-ments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, polit-ical subdivisions or authorities. For certain securities law purposes, cus-todial receipts are not considered obligations of the U.S. government.

 Mortgage-Backed Securities. Each Fund may invest in mortgage-backed securi-ties. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued mortgage-backed securities are normally structured with one or more types of "credit enhancement." However, these mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.

 Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturi-ties, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real prop-erty and other permitted investments.

 Mortgaged-backed securities also include stripped mortgage-backed securities ("SMBS"), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives sub-stantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

 Asset-Backed Securities. Each Fund may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of pre-payments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain posi-tions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to gener-ally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a secu-rity interest in collateral that is comparable to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

 Borrowings. Each Fund can borrow money from banks and other financial insti-tutions in amounts not exceeding one-third of its total assets for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its total assets.

 Mortgage Dollar Rolls. The Real Estate Securities Fund may enter into mort-gage dollar rolls. A mortgage dollar roll involves the sale by a Fund of securities for delivery in the current month. The Fund simultaneously con-tracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund bene-fits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the secu-rities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund's performance.

                                                                      APPENDIX A

 Successful use of mortgage dollar rolls depends upon the Investment Advis-er's ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Fund may experi-ence a loss. For financial reporting and tax purposes, the Fund treats mort-gage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing and does not treat them as borrowings.

 Yield Curve Options. The Real Estate Securities Fund may enter into options on the yield "spread" or differential between two securities. Such transac-tions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

 The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options pres-ent a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

 Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps and Inter-est Rate Caps, Floors and Collars. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional princi-pal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties' respective rights to make or receive payments in specified currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

 The Real Estate Securities Fund may enter into swap transactions for hedging purposes or to seek to increase total return. The use of interest rate, mortgage, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its fore-casts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if these investment techniques were not used.

 Inverse Floaters. The Real Estate Securities Fund may invest in inverse floating rate debt securities ("inverse floaters"). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which an inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

                   [This page intentionally left blank]

Appendix B
Financial Highlights

 The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects finan-cial results for a single Fund share. The total returns in the table repre-sent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the period ended December 31, 1999 has been audited by Arthur Andersen LLP, whose report, along with a Fund's financial statements, is included in the Funds' annual report (available upon request).


 REAL ESTATE SECURITIES FUND



                                                            Income from
                                                      investment operationsa
                                                     -------------------------
                                                                 Net realized
                                           Net asset            and unrealized
                                            value,      Net     gain (loss) on
                                           beginning investment   investment
                                           of period   income    transactions
------------------------------------------------------------------------------
For the Years Ended December 31,
1999 - Class A Shares                       $ 9.20     $0.38e       $(0.48)e
1999 - Class B Shares                         9.27      0.28e        (0.45)e
1999 - Class C Shares                         9.21      0.30e        (0.48)e
1999 - Institutional Shares                   9.21      0.40e        (0.47)e
1999 - Service Shares                         9.21      0.38e        (0.49)e
------------------------------------------------------------------------------
1998 - Class A Shares (commenced July 27)    10.00      0.15         (0.80)
1998 - Class B Shares (commenced July 27)    10.00      0.14e        (0.83)e
1998 - Class C Shares (commenced July 27)    10.00      0.22e        (0.91)e
1998 - Institutional Shares (commenced
 July 27)                                    10.00      0.31e        (0.95)e
1998 - Service Shares (commenced July 27)    10.00      0.25e        (0.91)e
------------------------------------------------------------------------------


a  Includes the balancing effect of calculating per share amounts.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemp-tion charge were taken into account.
c  Annualized.
d  Not annualized.
e  Calculated based on the average shares outstanding methodology.

                                                                 APPENDIX B





  Distributions to shareholders
  --------------------------------
               In excess           Net Increase                     Net assets   Ratio of
   From net      of net             (Decrease)  Net asset           at end of  net expenses
  investment   investment  From    in net asset value, end  Total     period    to average
    income       income   capital     value     of period  returnb  (in 000s)   net assets
-------------------------------------------------------------------------------------------

    $(0.38)      $(0.02)  $(0.02)     $(0.52)     $8.68     (1.02)%  $93,443       1.44%
     (0.28)       (0.07)   (0.02)      (0.54)      8.73     (1.73)       457       2.19
     (0.30)       (0.05)   (0.02)      (0.55)      8.66     (1.80)       697       2.19
     (0.40)       (0.03)   (0.02)      (0.52)      8.69     (0.64)    42,790       1.04
     (0.38)       (0.01)   (0.02)      (0.52)      8.69     (1.12)         1       1.54
-------------------------------------------------------------------------------------------
     (0.15)         --       --        (0.80)      9.20     (6.53)d   19,961       1.47c
     (0.04)         --       --        (0.73)      9.27     (6.88)d        2       2.19c
     (0.10)         --       --        (0.79)      9.21     (6.85)d        1       2.19c
     (0.15)         --       --        (0.79)      9.21     (6.37)d   47,516       1.04c
     (0.13)         --       --        (0.79)      9.21     (6.56)d        1       1.54c
-------------------------------------------------------------------------------------------

                                                 Ratios assuming
                                               no voluntary waiver
                                                     of fees
                                              or expense limitations
                                            --------------------------
                                Ratio of                   Ratio of
                             net investment  Ratio of   net investment
                               income to    expenses to     income     Portfolio
                                average     average net   to average   turnover
                               net assets     assets      net assets     rate
--------------------------------------------------------------------------------
1999 - Class A Shares             4.14%        1.96%         3.62%      37.43%
1999 - Class B Shares             3.21         2.46          2.94       37.43
1999 - Class C Shares             3.38         2.46          3.11       37.43
1999 - Institutional
 Shares                           4.43         1.31          4.16       37.43
1999 - Service Shares             4.17         1.81          3.90       37.43
--------------------------------------------------------------------------------
1998 - Class A Shares
 (commenced July 27)             23.52c        3.52c        21.47c       6.03d
1998 - Class B Shares
 (commenced July 27)              3.60c        4.02c         1.77c       6.03d
1998 - Class C Shares
 (commenced July 27)              5.49c        4.02c         3.66c       6.03d
1998 - Institutional
 Shares (commenced July 27)       8.05c        2.87c         6.22c       6.03d
1998 - Service Shares
 (commenced July 27)              6.29c        3.37c         4.46c       6.03d
--------------------------------------------------------------------------------

a  Includes the balancing effect of calculating per share amounts.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemp-tion charge were taken into account.
c  Annualized.
d  Not annualized.
e  Calculated based on the average shares outstanding methodology.

                   [This page intentionally left blank]

 INTERNET TOLLKEEPER FUND

                                         Income from
                                   investment operationsa
                             -----------------------------------
                             Net asset
                              value,      Net      Net realized  Net increase
                             beginning investment and unrealized in net asset
                             of period   losse          gaine       value
-----------------------------------------------------------------------------
For the Period Ended December 31,
1999 - Class A Shares
 (Commenced October 1)        $10.00    $(0.05)       $9.30         $9.25
1999 - Class B Shares
 (Commenced October 1)         10.00     (0.08)        9.28          9.20
1999 - Class C Shares
 (Commenced October 1)         10.00     (0.08)        9.27          9.19
1999 - Institutional Shares
 (Commenced October 1)         10.00     (0.03)        9.28          9.25
1999 - Service Shares
 (Commenced October 1)         10.00     (0.05)        9.28          9.23
-----------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

c Annualized.

d Not annualized.

e Calculated based on the average shares outstanding methodology.

                                                                 APPENDIX B




                                                                       Ratios assuming
                                                                   no expense limitations
                                                                 ---------------------------
                         Net assets   Ratio of      Ratio of      Ratio of      Ratio of
  Net asset              at end of  net expenses net investment  expenses to net investment  Portfolio
  value, end     Total     period    to average  loss to average   average   loss to average turnover
  of period    returnb,d (in 000s)  net assetsc    net assetsc   net assetsc   net assetsc     rated
--------------------------------------------------------------------------------------------------
    $19.25       92.50%   $575,535      1.50%        (1.29)%        1.79%        (1.58)%       16.16%
     19.20       92.00     537,282      2.25         (2.04)         2.54         (2.33)        16.16
     19.19       91.90     329,135      2.25         (2.05)         2.54         (2.34)        16.16
     19.25       92.50      68,275      1.10         (0.88)         1.39         (1.17)        16.16
     19.23       92.30          53      1.60         (1.35)         1.89         (1.64)        16.16
------------------------------------------------------------------------------------------------------

Index

   1 General Investment Management Approach
   3 Fund Investment Objectives and Strategies
       3 Goldman Sachs Internet Tollkeeper Fund
       6 Goldman Sachs Real Estate Securities Fund
   8 Other Investment Practices and Securities
  10 Principal Risks of the Funds
  13 Fund Performance
  15 Fund Fees and Expenses

  19 Service Providers
  25 Dividends
  26 Shareholder Guide
      26 How To Buy Shares
      35 How To Sell Shares
  45 Taxation
  47 Appendix A
     Additional Information
     on Portfolio Risks,
     Securities and
     Techniques
  68 Appendix B
     Financial Highlights

Specialty Funds
Prospectus (Class A, B and C Shares)

 FOR MORE INFORMATION

 Annual/Semi-annual Report

 Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

 Statement of Additional Information
 Additional information about the Funds and their policies is also available in the Funds' Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Pro-spectus).

 The Funds' annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-526-7384.

 To obtain other information and for shareholder inquiries:
 By telephone - Call 1-800-526-7384
 By mail - Goldman Sachs Funds, 4900 Sears Tower - 60th Floor, Chicago, IL 60606-6372
 By e-mail - gs-funds@gs.com
 On the Internet - Text-only versions of the Funds' documents are located online and may be downloaded from:
    SEC EDGAR database - http://www.sec.gov
    Goldman Sachs - http://www.gs.com (Prospectus Only)

 You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

                            [LOGO OF GOLDMAN SACHS]

        The Funds' investment company registration number is 811-5349.

 Goldman Sachs Internet Tollkeeper FundSM is a service mark of Goldman, Sachs
                                  & Co.

SPECPROABC

  Prospectus

  GOLDMAN SACHS INSTITUTIONAL LIQUID ASSETS

ILA ("Units" or
"Shares")

May 1, 2000

 . Prime
  Obligations
  Portfolio

 . Money Market
  Portfolio

 . Treasury
  Obligations
  Portfolio

 . Treasury
  Instruments
  Portfolio

 . Government
  Portfolio

 . Federal
  Portfolio

 . Tax-Exempt
  Diversified Portfolio

 . Tax-Exempt
  California Portfolio

 . Tax-Exempt
  New York Portfolio



[LOGO OF GOLDMAN SACHS]

  THE SECURITIES AND EXCHANGE COMMISSION HAS
  NOT APPROVED OR DISAPPROVED THESE SECURI-
  TIES OR PASSED UPON THE ADEQUACY OF THIS
  PROSPECTUS. ANY REPRESENTATION TO THE CON-
  TRARY IS A CRIMINAL OFFENSE.

  AN INVESTMENT IN A FUND IS NOT A BANK
  DEPOSIT AND IS NOT INSURED BY THE FEDERAL
  DEPOSIT INSURANCE CORPORATION OR ANY OTHER
  GOVERNMENT AGENCY. ALTHOUGH A FUND SEEKS TO
  PRESERVE THE VALUE OF YOUR INVESTMENT AT
  $1.00 PER SHARE, IT IS POSSIBLE TO LOSE
  MONEY BY INVESTING IN A FUND.



[GRAPHIC]

   NOT FDIC-Insured              May Lose Value    No Bank Guarantee

General Investment Management Approach

 Goldman Sachs Asset Management ("GSAM"), a unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as Investment Adviser to the Institutional Liquid Assets Portfolios (the "Funds"). GSAM is referred to in this Prospectus as the "Investment Adviser."

 Goldman Sachs' Money Market Investment Philosophy:
 The Money Market Funds are managed to seek preservation of capital, daily liquidity and maximum current income. With each Fund the Investment Adviser follows a conservative, risk-managed investment process that seeks to:
 .Manage credit risk
 .Manage interest rate risk
 .Manage liquidity

 Since 1981, the Investment Adviser has actively managed the Goldman Sachs Money Market Funds to provide investors with the greatest possible preserva-tion of principal and income potential.

--------------------------------------------------------------------------------


 Investment Process
 1. Managing Credit Risk

 The Investment Adviser's process for managing risk emphasizes:

 .Intensive research--The Credit Department, a separate operating entity of Goldman Sachs, approves all credits for the Funds. Sources for the Credit Department's analysis include third-party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as the Investment Research, Legal and Compliance departments of Goldman Sachs.
 .Timely updates--A Credit Department-approved list of securities is continuously communicated on a "real-time" basis to the portfolio management team via computer link.

 The Result: An "approved" list of high-quality credits--The Investment Adviser's portfolio management team uses this approved list to construct portfolios which offer the best available risk-return tradeoff within the "approved" credit universe.

 2. Managing Interest Rate Risk

 Three main steps are followed in seeking to manage interest rate risk:
 . Establish weighted average maturity (WAM) target--WAM (the weighted average time until the yield of a portfolio reflects any changes in the current interest rate environment) is constantly revisited and adjusted as market conditions change. An overall strategy is developed by the portfolio management team based on insights gained from weekly meetings with both Goldman Sachs economists and economists from outside the firm.
 . Implement optimum portfolio structure--Proprietary models that seek the optimum balance of risk and return, in conjunction with the Investment Adviser's analysis of factors such as market events, short-term interest rates and each Fund's asset volatility, are used to identify the most effective portfolio structure.
 . Conduct rigorous analysis of new securities--The Investment Adviser's five-step process includes legal, credit, historical index and liquidity analysis, as well as price stress testing to determine suitability for money market mutual funds.


 3. Managing Liquidity

 Factors that the Investment Adviser's portfolio managers continuously moni-tor and that affect liquidity of a money market portfolio include:
 . Each Fund's clients and factors that influence their asset volatility;
 . Technical events that influence the trading range of federal funds and other short-term fixed-income markets; and
 . Bid-ask spreads associated with securities in the portfolios.

 Benchmarks for the Money Market Funds are the IBC Financial Data Universal Averages. Each Fund tracks the IBC Index which best corresponds to the Fund's eligible investments.

--------------------------------------------------------------------------------

                                          GENERAL INVESTMENT MANAGEMENT APPROACH

 . The Funds: Each Fund's securities are valued by the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended (the "Act"). Under Rule 2a-7, each Fund may invest only in U.S. dollar-denominated securities that are determined to present minimal credit risk and meet certain other criteria, including conditions relating to maturity, diversification and credit quality. These operating policies may be more restrictive than the fundamental policies set forth in the State-ment of Additional Information (the "Additional Statement").
   . Taxable Funds: Prime Obligations, Money Market, Treasury Obligations
     and Government Portfolios.
    . Tax-Advantaged Funds: Treasury Instruments and Federal Portfolios.
   . Tax-Exempt Funds: Tax-Exempt Diversified, Tax-Exempt California and
     Tax-Exempt New York Portfolios.
 . The Investors: The Funds are designed for investors seeking a high rate of return, a stable net asset value ("NAV") and convenient liquidation privi-leges. The Funds are particularly suitable for banks, corporations and other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their customers.

 . NAV: Each Fund seeks to maintain a stable NAV of $1.00 per share. There can be no assurance that a Fund will be able at all times to maintain a NAV of $1.00 per share.
 . Maximum Remaining Maturity of Portfolio Investments: 13 months (as deter-
   mined pursuant to Rule 2a-7) at the time of purchase.
 . Dollar-Weighted Average Portfolio Maturity ("WAM"): Not more than 90 days
   (as required by Rule 2a-7).
 . Investment Restrictions: Each Fund is subject to certain investment restrictions that are described in detail under "Investment Restrictions" in the Additional Statement. Fundamental investment restrictions and the investment objective of a Fund (except the Tax-Exempt California and Tax-Exempt New York Portfolios' objectives of providing shareholders with income exempt from California State and New York State and New York City personal income tax, respectively) cannot be changed without approval of a majority of the outstanding shares of that Fund. The Treasury Obligations Portfolio's policy of limiting its investments to U.S. Treasury Obligations (as defined in Appendix A) and related repurchase agreements is also funda-mental. All investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval.
 . Diversification: Diversification can help a Fund reduce the risks of investing. In accordance with current regulations of the Securities and Exchange Commission (the "SEC"), each Fund may not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer with these exceptions: (a) the Tax-Exempt California and Tax-Exempt New York Portfolios may each invest up to 25% of their total assets in five or fewer issuers; and (b) each of the other Funds may invest up to 25% of its total assets in the securities of a single issuer for up to three business days. These limi-tations do not apply to cash, certain repurchase agreements, U.S. Government Securities (as defined in Appendix A) or securities of other investment com-panies. In addition, securities subject to certain unconditional guarantees and securities that are not "First Tier Securities" as defined by the SEC are subject to different diversification requirements as described in the Additional Statement.

Fund Investment Objectives and Strategies


 INVESTMENT OBJECTIVES

 Taxable and Tax-Advantaged Funds:

 The Prime Obligations, Money Market, Treasury Obligations, Treasury Instru-ments, Government and Federal Portfolios seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instru-ments.

 The Prime Obligations and Money Market Portfolios pursue their investment objectives by investing in U.S. Government Securities, obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities, and other entities and repurchase agreements. The Money Market Portfolio may also invest in U.S. dollar-denominated obliga-tions of foreign banks, foreign companies and foreign governments.

 The Treasury Obligations Portfolio pursues its investment objective by investing in securities issued by the U.S. Treasury and repurchase agree-ments relating to such securities. The Government Portfolio pursues its investment objective by investing in U.S. Government Securities and repur-chase agreements relating to such securities.

 The Treasury Instruments and Federal Portfolios pursue their investment objectives by limiting their investments to certain U.S. Treasury Obliga-tions and U.S. Government Securities, respectively, the interest from which is generally exempt from state income taxation. You should consult your tax adviser to determine whether distributions from the Treasury Instruments and Federal Portfolios (and any other Fund that may hold such obligations) derived from interest on such obligations are exempt from state income taxa-tion in your own state.

 Tax-Exempt Funds:

 The Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios seek to provide shareholders, to the extent consistent with the preservation of capital and prescribed portfolio standards, with a high level of income exempt from federal income tax by investing primarily in municipal instruments.

 In addition, the Tax-Exempt California and Tax-Exempt New York Portfolios seek to provide shareholders with income exempt from California State and New York State and City personal income taxes, respectively, by investing in instruments the interest on which is exempt from these taxes. (These instru-ments are called "California instruments" and "New York instruments" in this Prospectus.)

 The Tax-Exempt Funds pursue their investment objectives by investing in securities issued by or on behalf of states, territories, and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which, if any, is in the opinion of bond counsel excluded from gross income for federal income tax purposes, and not an item of tax preference under the federal alternative minimum tax ("AMT").

 PRINCIPAL INVESTMENT STRATEGIES

 The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Funds' annual and semi-annual reports. For more information see Appendix A.

 Investment Policies Matrix




                          U.S. Treasury U.S. Government            Bank               Commercial
  Fund                     Obligations    Securities           Obligations              Paper
 --------------------------------------------------------------------------------------------------
  Prime Obligations           ./1/             .                    .                     .
                                                            U.S. banks only/2/
 --------------------------------------------------------------------------------------------------
  Money Market                ./1/             .                    .                     .
                                                        Over 25% of total assets   U.S. and foreign
                                                        must be invested in U.S.   (US$) commercial
                                                        and foreign (US$) banks/3/ paper
 --------------------------------------------------------------------------------------------------
  Treasury Obligations        ./4/
 --------------------------------------------------------------------------------------------------
  Treasury Instruments        ./4/
 --------------------------------------------------------------------------------------------------
  Government                  ./1/             .
 --------------------------------------------------------------------------------------------------
  Federal                     ./1/             .
 --------------------------------------------------------------------------------------------------
  Tax-Exempt Diversified                                                                  .
                                                                                   Tax-exempt only
 --------------------------------------------------------------------------------------------------
  Tax-Exempt California                                                                   .
                                                                                   Tax-exempt only
 --------------------------------------------------------------------------------------------------
  Tax-Exempt New York                                                                     .
                                                                                   Tax-exempt only
 --------------------------------------------------------------------------------------------------

 Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.
 1 Issued or guaranteed by the U.S. Treasury.

 2 Including foreign branches of U.S. banks.

 3 If adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits), the Fund may, for temporary defensive purposes, invest less than 25% of its total assets in bank obligations.

 4 Issued by the U.S. Treasury.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES




     Short-Term
   Obligations of                       Asset-Backed and       Foreign
  Corporations and       Repurchase    Receivables-Backed    Government
   Other Entities        Agreements      Securities/5/    Obligations (US$)
---------------------------------------------------------------------------
          .                  .                 .
 U.S. entities only
---------------------------------------------------------------------------
          .                  .                 .                ./6/
 U.S. and foreign
 (US$) entities

---------------------------------------------------------------------------
                             .
---------------------------------------------------------------------------

---------------------------------------------------------------------------
                             .
---------------------------------------------------------------------------
                             .
                      (Does not intend
                      to invest)
---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

 5 To the extent required by Rule 2a-7, asset-backed and receivables-backed securities will be rated by the requisite number of nationally recognized statistical rating organizations ("NRSROs").

 6 The Money Market Portfolio may invest in U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government. The Fund may also invest in U.S. dollar-denominated obligations issued or guaranteed by any entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs. The Fund may not invest more than 25% of its total assets in the securities of any one foreign government.

Investment Policies Matrix continued


                         Taxable             Tax-Exempt            Custodial    Unrated        Investment
Fund                    Municipals           Municipals            Receipts  Securities/9/     Companies
-------------------------------------------------------------------------------------------------------------
Prime Obligations         . /7/                                        .           .          .
                                                                                           Up to 10% of total
                                                                                           assets in other
                                                                                           investment
                                                                                           companies
-------------------------------------------------------------------------------------------------------------
Money Market              . /7/                                        .           .          .
                                                                                           Up to 10% of total
                                                                                           assets in other
                                                                                           investment
                                                                                           companies
-------------------------------------------------------------------------------------------------------------
Treasury Obligations
-------------------------------------------------------------------------------------------------------------
Treasury Instruments


-------------------------------------------------------------------------------------------------------------
Government                                                                                    .
                                                                                           Up to 10% of total
                                                                                           assets in other
                                                                                           investment
                                                                                           companies
-------------------------------------------------------------------------------------------------------------
Federal



-------------------------------------------------------------------------------------------------------------
Tax-Exempt Diversified                  .                              .           .          .
                                   At least 80% of net assets                              Up to 10% of total
                                   in tax-exempt municipal                                 assets in other
                                   obligations (except in                                  investment
                                   extraordinary circumstances)/8/                         companies
-------------------------------------------------------------------------------------------------------------
Tax-Exempt California                   .                              .           .          .
                                   At least 80% of net assets                              Up to 10% of total
                                   in tax-exempt municipal                                 assets in other
                                   obligations and at least 65% of                         investment
                                   total assets in California                              companies
                                   instruments (except in
                                   extraordinary circumstances)/8/
-------------------------------------------------------------------------------------------------------------
Tax-Exempt New York                     .                              .           .          .
                                   At least 80% of net assets                              Up to 10% of total
                                   in tax-exempt municipal                                 assets in other
                                   obligations and at least 65% of                         investment
                                   total assets in New York                                companies
                                   instruments (except in
                                   extraordinary circumstances)/8/
-------------------------------------------------------------------------------------------------------------

 Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.

  7 Will only make such investments when yields on such securities are attractive compared to other taxable investments.

  8 Ordinarily expect that 100% of a Fund's portfolio securities will be invested in municipal obligations, but the Funds may, for temporary defensive purposes, hold cash or invest in short-term taxable securities.

  9 To the extent permitted by Rule 2a-7, securities without short-term ratings may be purchased if they are deemed to be of comparable quality to First Tier Securities, or to the extent that a Fund may purchase Second Tier Securities, comparable in quality to Second Tier Securities. In addition, a Fund holding a security supported by a guarantee or demand feature may rely on the credit quality of the guarantee or demand feature in determining the credit quality of the investment.

 10 If such policy should change, private activity bonds subject to AMT would not exceed 20% of a Fund's net assets under normal market conditions.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES


      Private                                Summary of
     Activity           Credit              Taxation for
       Bonds          Quality/9/          Distributions/14/                       Miscellaneous
---------------------------------------------------------------------------------------------------------------
         .          First Tier/12/  Taxable federal and state/15/ Reverse repurchase agreements not permitted
---------------------------------------------------------------------------------------------------------------
         .          First Tier/12/  Taxable federal and state/15/ May invest in obligations of the
                                                                  International Bank for Reconstruction
                                                                  and Development. Reverse repurchase
                                                                  agreements not permitted
---------------------------------------------------------------------------------------------------------------
                    First Tier/12/  Taxable federal and state/15/ Reverse repurchase agreements not permitted
---------------------------------------------------------------------------------------------------------------
                    First Tier/12/  Taxable federal and           Reverse repurchase agreements not permitted
                                    generally exempt from
                                    state taxation
---------------------------------------------------------------------------------------------------------------
                    First Tier/12/  Taxable federal and state/15/ Reverse repurchase agreements not permitted


---------------------------------------------------------------------------------------------------------------
                    First Tier/12/  Taxable federal and           Under extraordinary circumstances,
                                    generally exempt from         may hold cash, U.S. Government
                                    state taxation                Securities subject to state taxation
                                                                  or cash equivalents. Reverse repurchase
                                                                  agreements not permitted
---------------------------------------------------------------------------------------------------------------
         .          First/12/ or    Tax-exempt federal and        May (but does not currently intend to)
     (Does not      Second Tier/13/ taxable state/16/             invest up to 20% in securities subject to
     intend to                                                    AMT and may temporarily invest in the taxable
 invest)/10/,/11/                                                 money market instruments described herein.
                                                                  Reverse repurchase agreements not permitted
---------------------------------------------------------------------------------------------------------------
         .          First/12/ or    Tax-exempt federal            May (but does not currently intend to)
     (Does not      Second Tier/13/ and California State          invest up to 20% in AMT securities
     intend to                                                    and may temporarily invest in the taxable
 invest)/10/,/11/                                                 money market instruments described herein.
                                                                  Reverse repurchase agreements not permitted
---------------------------------------------------------------------------------------------------------------
         .          First/12/ or    Tax-exempt federal,           May invest up to 20% in AMT securities
  (not more than    Second Tier/13/ New York State and            and may temporarily invest in the taxable
    20% of net                      New York City                 money market instruments described herein.
    assets)/11/                                                   Reverse repurchase agreements not permitted
---------------------------------------------------------------------------------------------------------------

 11 No more than 25% of the value of a Fund's total assets may be invested in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry.

 12 First Tier Securities are (a) rated in the highest short-term rating category by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings. U.S. Government Securities are considered First Tier Securities.

 13 Second Tier Securities are (a) rated in the top two short-term rating categories by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings.

 14 See "Taxation" for an explanation of the tax consequences summarized in the table above.

 15 Taxable in many states except for distributions from U.S. Treasury Obligation interest income and certain U.S. Government Securities interest income.

 16 Taxable except for distributions from interest on obligations of an investor's state of residence in certain states.

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete invest-ment program. There can be no assurance that a Fund will achieve its investment objective.


                                 Prime      Money    Treasury    Treasury
  .Applicable                 Obligations  Market   Obligations Instruments
  --  Not Applicable           Portfolio  Portfolio  Portfolio   Portfolio
---------------------------------------------------------------------------
  NAV                              .          .          .           .
  Interest Rate                    .          .          .           .
  Credit/Default                   .          .          .           .
  Liquidity                        .          .          .           .
  U.S. Government Securities       .          .         --          --
  Concentration                   --         --         --          --
  Foreign                         --          .         --          --
  Banking Industry                --          .         --          --
  Tax                             --         --         --          --
---------------------------------------------------------------------------

                                                    PRINCIPAL RISKS OF THE FUNDS

                                       Tax-Exempt          Tax-Exempt         Tax-Exempt
  Government          Federal          Diversified         California          New York
  Portfolio          Portfolio          Portfolio          Portfolio          Portfolio
----------------------------------------------------------------------------------------
       .                 .                  .                  .                  .
       .                 .                  .                  .                  .
       .                 .                  .                  .                  .
       .                 .                  .                  .                  .
       .                 .                 --                  --                 --
       --               --                  .                  .                  .
       --               --                 --                  --                 --
       --               --                 --                  --                 --
       --               --                  .                  .                  .
----------------------------------------------------------------------------------------

Risks that apply to all Funds:

 .NAV Risk--The risk that a Fund will not be able to maintain a NAV per share of $1.00 at all times.
 .Interest Rate Risk--The risk that during periods of rising interest rates, a Fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Fund's yield will tend to be higher.
 .Credit/Default Risk--The risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agree-ment, may default on its payment obligations. In addition, with respect to the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfo-lios, risk of loss from payment default may also exist where municipal instru-ments are backed by foreign letters of credit or guarantees.
 .Liquidity Risk--The risk that a Fund will be unable to pay redemption proceeds within the time period stated in this Prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.

Risk that applies to the Prime Obligations, Money Market, Government and Federal Portfolios:

 .U.S. Government Securities Risk--The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Risks that apply to the Money Market Portfolio:

 .Foreign Risk--The risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries, less publicly available financial and other information, less stringent foreign securities regulations and accounting and disclosure standards, or other factors. The Money Market Portfolio may not invest more than 25% of its total assets in the securities of any one foreign government.
 .Banking Industry Risk--The risk that if the Fund invests more than 25% of its total assets in bank obligations, an adverse development in the banking indus-try may affect the value of the Fund's investments more than if the Fund's investments were not invested to such a degree in the banking industry. Nor-mally, the Money Market Portfolio intends to invest more than 25% of its total assets in bank obligations. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles.

                                                    PRINCIPAL RISKS OF THE FUNDS


Risks that apply to the Tax-Exempt Funds:

 .Concentration Risk--The risk that if a Fund invests more than 25% of its total assets in issuers within the same state, industry or economic sector, an adverse economic, business or political development may affect the value of the Fund's investments more than if its investments were not so concentrated. The Tax-Exempt California and Tax-Exempt New York Portfolios intend to invest at least 65% of their total assets in California municipal obligations and New York municipal obligations, respectively. These two Funds are classified as "non-diversified" for regulatory purposes.

 .Tax Risk--The risk that future legislative or administrative changes or court decisions may materially affect the ability of a Fund to pay federal tax-exempt dividends (in the case of each of these Funds) and state tax-exempt dividends (in the case of the Tax-Exempt California and Tax-Exempt New York Portfolios). These Funds would not be a suitable investment for IRAs, other tax-exempt or tax deferred accounts or for other investors who are not sensi-tive to the federal, state or local tax consequences of these investments.

More information about the Funds' portfolio securities and investment tech-niques, and their associated risks, is provided in Appendix A. You should con-sider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Fund Performance

 HOW THE FUNDS HAVE PERFORMED


 The bar chart and table below provide an indication of the risks of invest-ing in a Fund by showing: (a) changes in the performance of a Fund's ILA Shares from year to year; and (b) the average annual returns of a Fund's ILA Shares. Investors should be aware that the fluctuation of interest rates is one primary factor in performance volatility. The bar chart and table assume reinvestment of dividends and distributions. A Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund's performance would have been reduced. You may obtain a Fund's current yield by calling 1-800-621-2550.

                                                                FUND PERFORMANCE

Prime Obligations Portfolio

 TOTAL RETURN                                                     CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter

 Q2 '90  2.02%

 Worst Quarter
 Q2 '93  0.72%

                                    [GRAPH]

                                1990      8.21%
                                1991      6.10%
                                1992      3.76%
                                1993      2.97%
                                1994      4.07%
                                1995      5.79%
                                1996      5.22%
                                1997      5.38%
                                1998      5.32%
                                1999      4.90%

 AVERAGE ANNUAL TOTAL RETURN


  For the period ended
  December 31, 1999              1 Year 5 Years 10 Years Since Inception
 -----------------------------------------------------------------------
  ILA Shares (Inception 1/1/81)  4.90%   5.32%   5.16%        7.29%
 -----------------------------------------------------------------------

Money Market Portfolio

 TOTAL RETURN                                                     CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter

 Q2 '90  2.01%

 Worst Quarter
 Q2 '93  0.74%

                                    [CHART]

                                1990      8.24%
                                1991      6.12%
                                1992      3.77%
                                1993      3.03%
                                1994      4.13%
                                1995      5.85%
                                1996      5.27%
                                1997      5.43%
                                1998      5.33%
                                1999      4.92%

 AVERAGE ANNUAL TOTAL RETURN


  For the period ended
  December 31, 1999              1 Year  5 Years 10 Years Since Inception
 ------------------------------------------------------------------------
  ILA Shares (Inception 1/1/87)  4.92%   5.36%    5.20%        5.74%
 ------------------------------------------------------------------------

                                                                FUND PERFORMANCE

Treasury Obligations Portfolio

 TOTAL RETURN                                                     CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter

 Q2 '90  1.97%

 Worst Quarter
 Q2 '93  0.70%


                                    [GRAPH]

                                 1990    8.05%
                                 1991    5.90%
                                 1992    3.66%
                                 1993    2.89%
                                 1994    3.91%
                                 1995    5.73%
                                 1996    5.11%
                                 1997    5.26%
                                 1998    5.15%
                                 1999    4.63%

 AVERAGE ANNUAL TOTAL RETURN


  For the period ended
  December 31, 1999               1 Year 5 Years 10 Years Since Inception
 ------------------------------------------------------------------------
  ILA Shares (Inception 12/1/81)  4.63%   5.18%   5.02%        6.60%
 ------------------------------------------------------------------------

Treasury Instruments Portfolio

 TOTAL RETURN                                                     CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter
 Q2 '95  1.45%

 Worst Quarter
 Q2 '93  0.72%


                                    [GRAPH]

                                 1992    3.54%
                                 1993    2.98%
                                 1994    4.01%
                                 1995    5.70%
                                 1996    5.10%
                                 1997    5.17%
                                 1998    4.96%
                                 1999    4.38%

 AVERAGE ANNUAL TOTAL RETURN


  For the period ended
  December 31, 1999               1 Year 5 Years Since Inception
 ---------------------------------------------------------------
  ILA Shares (Inception 1/30/91)  4.38%   5.06%       4.61%
 ---------------------------------------------------------------

                                                                FUND PERFORMANCE

Government Portfolio

 TOTAL RETURN                                                     CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter

 Q3 '90  1.99%

 Worst Quarter
 Q2 '93  0.72%

                                    [GRAPH]

                                1990      8.21%
                                1991      6.10%
                                1992      3.76%
                                1993      2.97%
                                1994      4.07%
                                1995      5.79%
                                1996      5.22%
                                1997      5.38%
                                1998      5.32%
                                1999      4.90%

 AVERAGE ANNUAL TOTAL RETURN


  For the period ended
  December 31, 1999              1 Year 5 Years 10 Years Since Inception
 -----------------------------------------------------------------------
  ILA Shares (Inception 1/1/81)  4.77%   5.24%   5.07%        7.11%
 -----------------------------------------------------------------------

Federal Portfolio

 TOTAL RETURN                                                     CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter
 Q2 '90  1.99%

 Worst Quarter
 Q2 '93  0.73%


                                    [GRAPH]

                               1990       8.06%
                               1991       5.94%
                               1992       3.62%
                               1993       3.00%
                               1994       4.11%
                               1995       5.83%
                               1996       5.24%
                               1997       5.40%
                               1998       5.25%
                               1999       4.81%

 AVERAGE ANNUAL TOTAL RETURN


  For the period ended
  December 31, 1999               1 Year 5 Years 10 Years Since Inception
 ------------------------------------------------------------------------
  ILA Shares (Inception 5/22/89)  4.81%   5.31%   5.11%        5.33%
 ------------------------------------------------------------------------

                                                                FUND PERFORMANCE

Tax-Exempt Diversified Portfolio

 TOTAL RETURN                                                     CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter

 Q4 '90  1.42%

 Worst Quarter
 Q1 '94  0.52%


                                    [GRAPH]

                                1990     5.64%
                                1991     4.33%
                                1992     2.83%
                                1993     2.25%
                                1994     2.71%
                                1995     3.72%
                                1996     3.25%
                                1997     3.39%
                                1998     3.17%
                                1999     2.89%

 AVERAGE ANNUAL TOTAL RETURN


  For the period ended
  December 31, 1999              1 Year 5 Years 10 Years Since Inception
 -----------------------------------------------------------------------
  ILA Shares (Inception 3/3/83)  2.89%   3.28%   3.41%        4.08%
 -----------------------------------------------------------------------

Tax-Exempt California Portfolio

 TOTAL RETURN                                                     CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter

 Q2 '90  1.33%

 Worst Quarter
 Q1 '94  0.48%


                                    [GRAPH]

                                1990      5.24%
                                1991      3.95%
                                1992      2.63%
                                1993      2.09%
                                1994      2.53%
                                1995      3.55%
                                1996      3.03%
                                1997      3.15%
                                1998      2.84%
                                1999      2.60%

 AVERAGE ANNUAL TOTAL RETURN


  For the period ended
  December 31, 1999               1 Year 5 Years 10 Years Since Inception
 ------------------------------------------------------------------------
  ILA Shares (Inception 10/4/88)  2.60%   3.03%   3.16%        3.46%
 ------------------------------------------------------------------------

                                                                FUND PERFORMANCE

Tax-Exempt New York Portfolio

 TOTAL RETURN                                                     CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter
 Q2 '95  0.93%

 Worst Quarter
 Q1 '94  0.48%


                                    [GRAPH]

                                 1992     2.71%
                                 1993     2.20%
                                 1994     2.56%
                                 1995     3.51%
                                 1996     3.05%
                                 1997     3.29%
                                 1998     3.02%
                                 1999     2.76%

 AVERAGE ANNUAL TOTAL RETURN


  For the period ended
  December 31, 1999               1 Year 5 Years Since Inception
 ---------------------------------------------------------------
  ILA Shares (Inception 2/15/91)  2.76%   3.13%       3.00%
 ---------------------------------------------------------------

Fund Fees and Expenses (ILA Shares)

This table describes the fees and expenses that you would pay if you buy and hold ILA Shares of a Fund.

                                               Prime      Money    Treasury
                                            Obligations  Market   Obligations
                                             Portfolio  Portfolio  Portfolio
-----------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on
 Purchases                                     None       None       None
Maximum Deferred Sales Charge (Load)           None       None       None
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                          None       None       None
Redemption Fees                                None       None       None
Exchange Fees                                  None       None       None
Annual Fund Operating Expenses
(expenses that are deducted from Fund
 assets):/1/
Management Fees                                0.35%      0.35%      0.35%
Other Expenses/2/                              0.08%      0.06%      0.07%
-----------------------------------------------------------------------------
Total Fund Operating Expenses/3/               0.43%      0.41%      0.42%
-----------------------------------------------------------------------------

                                             Treasury
                                            Instruments Government  Federal
                                             Portfolio  Portfolio  Portfolio
----------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on
 Purchases                                     None        None      None
Maximum Deferred Sales Charge (Load)           None        None      None
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                          None        None      None
Redemption Fees                                None        None      None
Exchange Fees                                  None        None      None
Annual Fund Operating Expenses
(expenses that are deducted from Fund
 assets):/1/
Management Fees                                0.35%      0.35%      0.35%
Other Expenses/2/                              0.08%      0.10%      0.06%
----------------------------------------------------------------------------
Total Fund Operating Expenses/3/               0.43%      0.45%      0.41%
----------------------------------------------------------------------------

                                                          FUND FEES AND EXPENSES



                                            Tax-Exempt  Tax-Exempt Tax-Exempt
                                            Diversified California  New York
                                             Portfolio  Portfolio  Portfolio
-----------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on
 Purchases                                     None        None       None
Maximum Deferred Sales Charge (Load)           None        None       None
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                          None        None       None
Redemption Fees                                None        None       None
Exchange Fees                                  None        None       None
Annual Fund Operating Expenses
(expenses that are deducted from Fund
 assets):/1/
Management Fees                                0.35%      0.35%      0.35%
Other Expenses/2/                              0.07%      0.07%      0.09%
-----------------------------------------------------------------------------
Total Fund Operating Expenses/3/               0.42%      0.42%      0.44%
-----------------------------------------------------------------------------

/1/The Funds' annual operating expenses are based on actual expenses.
/2/"Other Expenses" include transfer agency fees equal to 0.04% of the average daily net assets of each Fund's ILA Shares plus all other ordinary expenses not detailed above.

/3/The Investment Adviser has voluntarily agreed to reduce or limit "Total Fund Operating Expenses" of each Fund (excluding taxes, interest, brokerage fees, litigation, indemnification and other extraordinary expenses) to 0.43% of each Fund's average daily net assets. As a result of the current expense limita-tions, "Other Expenses," and "Total Fund Operating Expenses" of the Government Portfolio and Tax-Exempt New York Portfolio which are actually incurred are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser with the approval of the Trustees. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase with-out shareholder approval.


                                                             Tax-Exempt
                                                  Government  New York
                                                  Portfolio  Portfolio
 ----------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):
  Management Fees                                   0.35%      0.35%
  Other Expenses                                    0.08%      0.08%
 ----------------------------------------------------------------------
  Total Fund Operating Expenses (after current
   expense limitations)                             0.43%      0.43%
 ----------------------------------------------------------------------

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in ILA Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


Fund                    1 Year 3 Years 5 Years 10 Years
-------------------------------------------------------
Prime Obligations        $44    $138    $241     $542
-------------------------------------------------------
Money Market             $42    $132    $230     $518
-------------------------------------------------------
Treasury Obligations     $43    $135    $235     $530
-------------------------------------------------------
Treasury Instruments     $44    $138    $241     $542
-------------------------------------------------------
Government               $46    $144    $252     $567
-------------------------------------------------------
Federal                  $42    $132    $230     $518
-------------------------------------------------------
Tax-Exempt Diversified   $43    $135    $235     $530
-------------------------------------------------------
Tax-Exempt California    $43    $135    $235     $530
-------------------------------------------------------
Tax-Exempt New York      $45    $141    $246     $555
-------------------------------------------------------

Institutions that invest in ILA Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their invest-ments. You should contact your institution for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investment.

Certain institutions that invest in ILA Shares may receive other compensation in connection with the sale and distribution of ILA Shares or for services to their customers' accounts and/or the Funds. For additional information regard-ing such compensation, see "Shareholder Guide" in the Prospectus and "Other Information" in the Additional Statement.

Service Providers

 INVESTMENT ADVISER

 As of September 1, 1999, the Investment Management Division ("IMD") was established as a new operating division of Goldman Sachs. This newly created entity includes GSAM. GSAM, 32 Old Slip, New York, New York 10005, acts as Investment Adviser to the Funds. Goldman Sachs registered as an investment adviser in 1981. The Goldman Sachs Group, L.P., which controlled the Investment Adviser, merged into The Goldman Sachs Group, Inc. as a result of an initial public offering. As of December 31, 1999, GSAM, along with other units of IMD, had assets under management of $258.5 billion.

 The Investment Adviser provides day-to-day advice regarding the Funds' port-folio transactions. The Investment Adviser also performs the following serv-ices for the Funds:
 .Continually manages each Fund, including the purchase, retention and disposition of securities and other assets
 .Administers each Fund's business affairs
 .Performs various recordholder servicing functions (to the extent not provided by other organizations)
 Pursuant to an SEC order, each Taxable and Tax-Advantaged Fund may enter into principal transactions in certain taxable money market instruments, including repurchase agreements, with Goldman Sachs.

 MANAGEMENT FEES

 As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Portfolio's average daily net assets):

                                           Actual Rate For the
                                           Fiscal Year Ended
  Fund                    Contractual Rate December 31, 1999
 -------------------------------------------------------------
  Prime Obligations            0.35%              0.35%
 -------------------------------------------------------------
  Money Market                 0.35%              0.35%
 -------------------------------------------------------------
  Treasury Obligations         0.35%              0.35%
 -------------------------------------------------------------
  Treasury Instruments         0.35%              0.35%
 -------------------------------------------------------------
  Government                   0.35%              0.35%
 -------------------------------------------------------------
  Federal                      0.35%              0.35%
 -------------------------------------------------------------
  Tax-Exempt Diversified       0.35%              0.35%
 -------------------------------------------------------------
  Tax-Exempt California        0.35%              0.35%
 -------------------------------------------------------------
  Tax-Exempt New York          0.35%              0.35%
 -------------------------------------------------------------

 The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

 DISTRIBUTOR AND TRANSFER AGENT


 Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Funds' transfer agent (the "Transfer Agent") and, as such, performs various shareholder servicing functions.

 From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

 YEAR 2000

 Goldman Sachs spent a total of approximately $185 million over the past sev-eral years to address the potential hardware, software and other computer and technology issues and related concerns associated with the transition to Year 2000 and to confirm that its service providers did the same. As a result of those efforts, Goldman Sachs has not experienced any material dis-ruptions in its operations in connection with, or following, the transition to the Year 2000.

Dividends

 All or substantially all of each Fund's net investment income will be declared as a dividend daily. Dividends will normally, but not always, be declared as of 4:00 p.m. New York time as a dividend and distributed month-ly. You may choose to have dividends paid in:
 .Cash
 .Additional shares of the same class of the same Fund

 You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the applicable Fund.

 Dividends will be reinvested as of the last calendar day of each month. Cash distributions normally will be paid on or about the first business day of each month. Net short-term capital gains, if any, will be distributed in accordance with federal income tax requirements and may be reflected in a Fund's daily distributions.

 Each Fund may distribute at least annually other realized capital gains, if any, after reduction by available capital losses. In order to avoid exces-sive fluctuations in the amount of monthly capital gains distributions, a portion of any net capital gains realized on the disposition of securities during the months of November and December may be distributed during the subsequent calendar year. Although realized gains and losses on the assets of a Fund are reflected in the NAV of the Fund, they are not expected to be of an amount which would affect the Fund's NAV of $1.00 per share.

Shareholder Guide

 The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds' ILA Shares.

 HOW TO BUY SHARES


 How Can I Purchase Shares Of The Funds?
 You may purchase ILA Shares on any business day at their NAV next determined after receipt of an order. Shares begin earning dividends after the receipt of the purchase amount in federal funds. No sales load is charged. You may place a purchase order in writing or by telephone.

 --------------------------------------------------------
  By Writing:      Goldman Sachs Funds
                   4900 Sears Tower-60th Floor
                   Chicago, IL 60606-6372
 --------------------------------------------------------
  By Telephone:    1-800-621-2550
                   (8:00 a.m. to 4:00 p.m. New York time)
 --------------------------------------------------------

 In order to make an initial investment in a Fund, you must furnish to the Fund or Goldman Sachs the Account Application.

 You may send your payment as follows:
 .Wire federal funds to The Northern Trust Company ("Northern"), as sub-cus-todian for State Street Bank and Trust Company ("State Street") (each Fund's custodian); or

 .Send a check or Federal Reserve draft payable to Goldman Sachs
  Funds - (Name of Fund and Class of Shares), 4900 Sears Tower-60th Floor, Chicago, Illinois 60606-6372. The Funds will not accept a check drawn on a foreign bank or a third-party check.

 It is strongly recommended that payment be effected by wiring federal funds to Northern.

                                                               SHAREHOLDER GUIDE

 It is expected that Federal Reserve drafts will ordinarily be converted to federal funds on the day of receipt and that checks will be converted to federal funds within two business days after receipt.

 In certain instances, the Trust may require a signature guarantee in order to effect purchase, redemption or exchange transactions. Signature guaran-tees must be obtained from a bank, brokerage firm or other financial inter-mediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a signa-ture guarantee.

 When Do Shares Begin Earning Dividends?
 Dividends begin to accrue as follows:

  If an effective order and federal
  funds are received:                 Dividends begin:
 -----------------------------------------------------
  Taxable and Tax-Advantaged Funds:
                                      Same business
   .By 3:00 p.m. New York time        day
                                      Next business
   .After 3:00 p.m. New York time     day
 -----------------------------------------------------
  Tax-Exempt Funds:
                                      Same business
   .By 1:00 p.m. New York time        day
                                      Next business
   .After 1:00 p.m. New York time     day
 -----------------------------------------------------

 How Do I Purchase Shares Through A Financial Institution?
 Certain institutions (including banks, trust companies, brokers and invest-ment advisers) that provide recordkeeping, reporting and processing services to their customers may be authorized to accept, on behalf of the Trust, pur-chase, redemption and exchange orders placed by or on behalf of their cus-tomers and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:
 .A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized institution or intermediary on a busi-ness day, and the order will be priced at the Fund's NAV next determined after such acceptance.
 .Authorized institutions or intermediaries will be responsible for transmit-ting accepted orders and payments to the Trust within the time period agreed upon by them.

 You should contact your institution or intermediary directly to learn whether it is authorized to accept orders for the Trust.

 These institutions may receive payments from the Funds or Goldman Sachs for the services provided by them with respect to the Funds' ILA Shares. These payments may be in addition to other payments borne by the Funds.

 The Investment Adviser, Distributor and/or their affiliates may pay addi-tional compensation from time to time, out of their assets and not as an additional charge to the Funds, to certain institutions and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds.

 In addition to ILA Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than ILA Shares. Infor-mation regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

 What Is My Minimum Investment In The Funds?


 ------------------------------------------------
  Minimum initial investment      $50,000 (may be
                                  allocated among
                                  the Funds)
 ------------------------------------------------
  Minimum account balance         $50,000
 ------------------------------------------------
  Minimum subsequent investments  None
 ------------------------------------------------

 What Else Should I Know About Share Purchases?
 The Trust reserves the right to:
 .Modify or waive the minimum investment and minimum account balance require-
  ment.
 .Reject any purchase order for any reason.

 The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund's investment policies and operations and if approved by the Fund's Investment Adviser.

 How Are Shares Priced?
 The price you pay or receive when you buy, sell or exchange ILA Shares is determined by a Fund's NAV. The Funds calculate NAV as follows:

             (Value of Assets of the Class)
NAV =         - (Liabilities of the Class)
        -----------------------------------------
        Number of Outstanding Shares of the Class

 .NAV per share of each class is calculated by State Street on each business day as of the close of regular trading on the New York Stock Exchange (nor-mally 4:00 p.m. New York time). Fund shares will be priced on any day the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for local holidays.

                                                               SHAREHOLDER GUIDE

 .On any business day when the Bond Market Association ("BMA") recommends that the securities markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund's closing time and credit will be given to the next business day.
 .The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as permit-ted by the SEC.

 To help each Fund maintain its $1.00 constant share price, portfolio securi-ties are valued at amortized cost in accordance with SEC regulations. Amor-tized cost will normally approximate market value. There can be no assurance that a Fund will be able at all times to maintain a NAV of $1.00 per share.

 HOW TO SELL SHARES


 How Can I Sell ILA Shares Of The Funds?
 You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Generally, each Fund will redeem its ILA Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. You may request that redemption proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.


  Instructions For
  Redemptions:
 ----------------------------------------------------------------------------
  By Writing:              .Write a letter of instruction that includes:
                           .Your name(s) and signature(s)
                           .Your account number
                           .The Fund name and Class of Shares
                           .The dollar amount you want to sell
                           .How and where to send the proceeds
                           .Mail the request to:
                            Goldman Sachs Funds
                            4900 Sears Tower - 60th Floor
                            Chicago, IL 60606-6372
 ----------------------------------------------------------------------------
  By Telephone:            If you have elected telephone redemption privilege
                           on your Account Application:
                           .1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York
                            time)
 ----------------------------------------------------------------------------

 Certain institutions and intermediaries are authorized to accept redemption requests on behalf of the Funds as described under "How Do I Purchase Shares

 Through A Financial Institution?" You may also take advantage of the check redemption privilege, described below.

 What Do I Need To Know About Telephone Redemption Requests?

 The Trust, the Distributor, and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized tel-ephone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:
 .All telephone requests are recorded.
 .Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
 .The telephone redemption option may be modified or terminated at any time.

 Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

 When Will Redemption Proceeds Be Wired?
 Redemption proceeds will normally be wired to the bank account designated on your Account Application as follows:

                                           Redemption
  Redemption Request Received              Proceeds                 Dividends
 ------------------------------------------------------------------------------
  Taxable and Tax-Advantaged Funds:
 ------------------------------------------------------------------------------
   .By 3:00 p.m. New York time             Wired same               Not earned
                                           business day             on day
                                                                    request is
                                                                    received
   .After 3:00 p.m. New York time          Wired next               Earned on
                                           business day             day request
                                                                    is received
 ------------------------------------------------------------------------------
  Tax-Exempt Funds:
 ------------------------------------------------------------------------------
   .By 12:00 p.m. New York time            Wired same               Not earned
                                           business day             on day
                                                                    request is
                                                                    received
   .After 12:00 p.m. New York time         Wired next               Earned on
                                           business day             day request
                                                                    is received
 ------------------------------------------------------------------------------

 .Although redemption proceeds will normally be wired as described above, each Fund reserves the right to pay redemption proceeds up to three busi-ness days following receipt of a properly executed wire transfer redemption request. If

                                                               SHAREHOLDER GUIDE

  you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Fed-eral Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
 .To change the bank designated on your Account Application, you must send written instructions signed by an authorized person designated on the Account Application to the Transfer Agent.

 .Neither the Trust, Goldman Sachs nor any other institution assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.

 What Should I Know About The Check Redemption Privilege?
 You may elect to have a special account with State Street for the purpose of redeeming ILA Shares from your account by check.
 The following general policies govern the check redemption privilege:
 .You will be provided with a supply of checks when State Street receives a completed signature card and authorization form. Checks drawn on the account may be payable to the order of any person in any amount over $500, but cannot be certified.
 .The payee of the check may cash or deposit it just like any other check drawn on a bank.
 .When the check is presented to State Street for payment, a sufficient num-ber of full or fractional ILA Shares will be redeemed to cover the amount of the check.
 .Canceled checks will be returned to you by State Street.
 .The check redemption privilege allows you to receive the dividends declared on the ILA Shares that are to be redeemed until the check is actually proc-essed. Because of this feature, accounts may not be completely liquidated by check.
 .If the amount of the check is greater than the value of the ILA Shares held in your account, the check will be returned unpaid. In this case, you may be subject to extra charges.
 .The Trust reserves the right to limit the availability of, modify or termi-nate the check redemption privilege at any time with respect to any or all shareholders.

 What Else Do I Need To Know About Redemptions?
 The following generally applies to redemption requests:
 .Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.

 The Trust reserves the right to:

 .Redeem your shares if your account balance falls below the minimum as a result of a redemption. The Fund will give you 60 days' prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption. Different rules may apply to investors who have established brokerage accounts with Goldman Sachs in accordance with the terms and conditions of their account agreements.
 .Redeem your shares in other circumstances determined by the Board of Trust-
  ees to be in the best interest of the Trust.
 .Pay redemptions by a distribution in-kind of securities (instead of cash).
  If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

 .Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to the Fund as undeliverable or remain uncashed for six months. In addition, that distribution and all future distributions payable to you will be reinvested at NAV in additional Fund shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

 Can I Exchange My Investment From One Fund To Another?
 You may exchange ILA Shares of a Fund at NAV for shares of the corresponding class of any other Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days' written notice to you.


  Instructions For
  Exchanging Shares:
 -----------------------------------------------------------------------
  By Writing:              .Write a letter of instruction that includes:
                           .Your name(s) and signature(s)
                           .Your account number
                           .The Fund names and Class of Shares
                           .The dollar amount to be exchanged
                           .Mail the request to:
                            Goldman Sachs Funds
                            4900 Sears Tower - 60th Floor
                            Chicago, IL 60606-6372
 -----------------------------------------------------------------------
  By Telephone:            If you have elected the telephone exchange
                           privilege on your Account Application:
                           .1-800-621-2550 (8:00 a.m. to 4:00 p.m.
                            New York time)
 -----------------------------------------------------------------------

 You should keep in mind the following factors when making or considering an exchange:
 .You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.

                                                               SHAREHOLDER GUIDE

 .All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund, except that this requirement may be waived at the discretion of the Trust.
 .Telephone exchanges normally will be made only to an identically registered account.
 .Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
 .Exchanges are available only in states where exchanges may be legally made. .It may be difficult to make telephone exchanges in times of drastic eco-
  nomic or market conditions.
 .Goldman Sachs may use reasonable procedures described under "What Do I Need to Know About Telephone Redemption Requests?" in an effort to prevent unau-thorized or fraudulent telephone exchange requests.

 For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should con-sult your tax adviser concerning the tax consequences of an exchange.

 What Types Of Reports Will Be Sent Regarding Investments In Shares?

 Recordholders will receive an annual report containing audited financial statements and a semi-annual report. To eliminate unnecessary duplication, only one copy of such reports will be sent to shareholders with the same mailing address. If you would like a duplicate copy to be mailed to you, please contact the Goldman Sachs Funds at 1-800-621-2550. Recordholders will also be provided with an individual monthly statement. Any dividends and distributions paid by the Funds are also reflected in regular statements issued by the Funds to recordholders. If you purchase shares through an institution or other intermediary, the institution or intermediary is responsible for providing these or other reports to their customers who are the beneficial owners of the Fund shares in accordance with the rules that apply to their accounts with the institution or intermediary.

Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should con-sult your tax adviser about the federal, state, local or foreign tax conse-quences of your investment in the Funds.

Unless your investment is an IRA or other tax-advantaged accounts, you should consider the possible tax consequences of Fund distributions.

Taxes on Distributions: Except for the Tax-Free Money Market Fund, distribu-tions of investment income are taxable as ordinary income for federal tax pur-poses, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. To the extent that Fund distributions are attributable to interest on federal obligations or interest on obligations of your state of residence or its municipalities or authorities, they will in most cases be exempt from state and local income taxes. Distributions from the Tax-Free Money Market Fund that are designated as "exempt interest dividends" are generally not subject to fed-eral income tax. Distributions of short-term capital gains are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. The Funds will inform shareholders of the character and tax status of all distributions promptly after the close of each calendar year.

You should note that a portion of the exempt-interest dividends paid by the Tax-Free Money Market Fund may be a preference item when determining your fed-eral alternative minimum tax liability. Exempt-interest dividends are also taken into account in determining the taxable portion of social security or railroad retirement benefits. Any interest on indebtedness incurred by you to purchase or carry shares in the Tax-Free Money Market Fund generally will not be deductible for federal income tax purposes.

Other Information: When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Fund must withhold 31% of your taxable distributions and any redemption pro-ceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so. Non-U.S. investors may be subject to U.S. withholding and estate tax.

Appendix A
Additional Information on Portfolio
Risks, Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental policies and investment restrictions that cannot be changed without shareholder approval. You should note, however, that all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objective, you should consider whether that Fund remains an appropriate invest-ment in light of your then current financial position and needs.

U.S. Treasury Obligations and U.S. Government Securities. U.S. Treasury Obligations include securities issued or issued or guaranteed by the U.S. Treasury ("U.S. Treasury Obligations"). Payment of principal and interest on these obligations is backed by the full faith and credit of the U.S. government. U.S. Treasury Obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS").

U.S. Government Securities are obligations issued or guaranteed by U.S. govern-ment agencies, authorities, instrumentalities or sponsored enterprises ("U.S. Government Securities"). Unlike U.S. Treasury Obligations, U.S. Government Securities can be supported by either (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("Ginnie Mae"));
(b) the right of the issuer to borrow from the U.S. Treasury (such as securi-ties of the Student Loan Marketing Association); (c) the discretionary author-ity of the U.S. government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")); or (d) only the credit of the issu-er.

U.S. Government Securities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid. U.S. Government Securities also include zero coupon bonds.

Some Funds invest in U.S. Treasury Obligations and certain U.S. Government Securities the interest from which is generally exempt from state income taxa-tion. Securities generally eligible for this exemption include those issued by the U.S. Treasury and certain agencies, authorities or instrumentalities of the U.S. government, including the Federal Home Loan Banks, Federal Farm Credit Banks, Tennessee Valley Authority and Student Loan Marketing Association.

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authori-ties, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Bank Obligations. Bank obligations include certificates of deposit, commercial paper, unsecured bank promissory notes, bankers' acceptances, time deposits and other debt obligations. Certain Funds may invest in obligations issued or backed by U.S. banks when a bank has more than $1 billion in total assets at the time of purchase or is a branch or subsidiary of such a bank. In addition, certain Funds may invest in U.S. dollar-denominated obligations issued or guaranteed by foreign banks that have more than $1 billion in total assets at the time of purchase, U.S. branches of such foreign banks (Yankee obligations), foreign branches of such foreign banks and foreign branches of U.S. banks having more than $1 billion in total assets at the time of purchase. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation.

If a Fund invests more than 25% of its total assets in bank obligations (whether foreign or domestic), it may be especially affected by favorable and adverse developments in or related to the banking industry. The activities of U.S. and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of opera-tions and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate mar-kets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

Commercial Paper. A Fund may invest in commercial paper, including variable amount master demand notes and asset-backed commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or

                                                                      APPENDIX A

bank holding companies, corporations, finance companies and other issuers. The commercial paper purchased by a Fund consists of direct U.S. dollar-denominated obligations of domestic or, in the case of certain Funds, foreign issuers.

Short-Term Obligations. A Fund may invest in other short-term obligations, including short-term funding agreements payable in U.S. dollars and issued or guaranteed by U.S. corporations, foreign corporations or other entities. A funding agreement is a contract between an issuer and a purchaser that obli-gates the issuer to pay a guaranteed rate of interest on a principal sum depos-ited by the purchaser. Funding agreements will also guarantee a stream of pay-ments over time. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaran-teed for a set time period. Because there is normally no secondary market for these investments, funding agreements purchased by a Fund may be regarded as illiquid.

Repurchase Agreements. Certain Funds may enter into repurchase agreements with primary dealers in U.S. Government Securities and banks affiliated with primary dealers. Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price.

If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer addi-tional losses if a court determines that the Fund's interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Distribu-tions of the income from repurchase agreements will be taxable to a Fund's shareholders. In addition, certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Asset-Backed and Receivables-Backed Securities. Certain Funds may invest in asset-backed and receivables-backed securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed and receivables-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed and receivables-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. In addition, securities that are backed by credit card, automobile and similar types of receivables generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Foreign Government Obligations and Related Foreign Risks. Certain Funds may invest in foreign government obligations. Foreign government obligations are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs.

Investments by a Fund in foreign securities, whether issued by a foreign gov-ernment, bank, corporation or other issuer, may present a greater degree of risk than investments in securities of domestic issuers because of less public-ly-available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

Municipal Obligations. Certain Funds may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia. Municipal obligations in which a Fund may invest consist of fixed rate notes and similar debt instruments; variable and floating rate demand instruments; tax-exempt commercial paper; municipal bonds; and unrated notes, paper, bonds or other instruments.

Municipal Notes and Bonds. Municipal notes include tax anticipation notes ("TANs"), revenue anticipation notes ("RANs"), bond anticipation notes ("BANs"), tax and revenue anticipation notes ("TRANs") and construction loan notes. Municipal bonds include general obligation bonds and revenue bonds. Gen-eral obligation bonds are backed by the taxing power of the issuing municipal-ity and are considered the safest type of municipal obligation. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. Revenue bonds also include lease rental revenue bonds which are issued by a state or local authority for capital projects and are secured by annual lease payments from the state or local-

                                                                      APPENDIX A

ity sufficient to cover debt service on the authority's obligations. Industrial development bonds ("private activity bonds") are a specific type of revenue bond backed by the credit and security of a private user and, therefore, have more potential risk. Municipal bonds may be issued in a variety of forms, including commercial paper, tender option bonds and variable and floating rate securities.

Tender Option Bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept ten-dered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund's average portfolio maturity. There is a risk that a Fund will not be con-sidered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, a payment default or a disqualifica-tion from tax-exempt status.

Revenue Anticipation Warrants. Revenue Anticipation Warrants ("RAWs") are issued in anticipation of the issuer's receipt of revenues and present the risk that such revenues will be insufficient to satisfy the issuer's payment obliga-tions. The entire amount of principal and interest on RAWs is due at maturity. RAWs, including those with a maturity of more than 397 days, may also be repackaged as instruments which include a demand feature that permits the holder to sell the RAWs to a bank or other financial institution at a purchase price equal to par plus accrued interest on each interest rate reset date.

Industrial Development Bonds. Certain Funds may invest in industrial develop-ment bonds (private activity bonds). Industrial development bonds are a spe-cific type of revenue bond backed by the credit and security of a private user, the interest from which would be an item of tax preference when distributed by a Fund as "exempt-interest dividends" to shareholders under the AMT.

Other Municipal Obligation Policies. Certain Funds may invest 25% or more of the value of their respective total assets in municipal obligations which are related in such a way that an economic, business or political development or change affecting one municipal obligation would also affect the other municipal obligation. For example, a Fund may invest all of its assets in (a) municipal obligations the interest of which is paid solely from revenues from similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities; (b) municipal obligations whose issuers are in the same state; or (c) industrial development obligations. Concentration of a Fund's investments in these municipal obligations will subject the Fund, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration.

Municipal obligations may be backed by letters of credit or other forms of credit enhancement issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States or by other financial insti-tutions. The credit quality of these banks and financial institutions could, therefore, cause a loss to a Fund that invests in municipal obligations. Let-ters of credit and other obligations of foreign banks and financial institu-tions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regu-lation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and are gener-ally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks. In addition, the Funds may acquire securities in the form of custodial receipts which evidence ownership of future interest pay-ments, principal payments or both on obligations of certain state and local governments and authorities.

In order to enhance the liquidity, stability or quality of a municipal obliga-tion, a Fund may acquire the right to sell the obligation to another party at a guaranteed price and date.

Custodial Receipts. Certain Funds may also acquire U.S. Government Securities in the form of custodial receipts. Custodial receipts evidence ownership of future interest payments, principal payments or both on notes or bonds issued or guaranteed as to principal or interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities. For certain securi-ties law purposes, custodial receipts are not considered obligations of the U.S. government.

Other Investment Companies. A Fund may invest in securities of other investment companies subject to statutory limitations prescribed by the Act. These limita-tions include a prohibition on any Fund acquiring more than 3% of the voting shares of

                                                                      APPENDIX A

any other investment company, and a prohibition on investing more than 5% of a Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other investment compa-nies will have investment objectives, policies and restrictions substantially similar to those of the acquiring Fund and will be subject to substantially the same risks.

Floating and Variable Rate Obligations. The Funds may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. Subject to the conditions for using amortized cost valuation under the Act, a Fund may consider the maturity of a variable or floating rate obli-gation to be shorter than its ultimate stated maturity if the obligation is a U.S. Treasury Obligation or U.S. Government Security, if the obligation has a remaining maturity of 397 calendar days or less, or if the obligation has a demand feature that permits the Fund to receive payment at any time or at spec-ified intervals not exceeding 397 calendar days. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable, both of which may be issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States. A Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

When-Issued Securities and Forward Commitments. The Funds may purchase when-issued securities and enter into forward commitments. When-issued securities are securities that have been authorized, but not yet issued. When-issued secu-rities are purchased in order to secure what is considered to be an advanta-geous price and yield to a Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell secu-rities for a fixed price at a future date beyond the customary settlement peri-od.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Illiquid Securities. Each Fund may invest up to 10% of its net assets in illiq-uid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:
 .Both domestic and foreign securities that are not readily marketable
 .Certain municipal leases and participation interests
 .Certain stripped mortgage-backed securities
 .Repurchase agreements and time deposits with a notice or demand period of more than seven days
 .Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called "4(2) commercial paper" or is oth-erwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

Investing in restricted securities may decrease the liquidity of a Fund's port-folio.

Borrowings. Each Fund may borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its net assets. For more information, see the Addi-tional Statement.

Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

                                                                 APPENDIX A

Special Risks and Policies Applicable to the Tax-Exempt Funds:

Fundamental Policies. As a matter of fundamental policy, at least 80% of each of the net assets of each of the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios will ordinarily be invested in municipal obligations, the interest from which is, in the opinion of bond counsel, if any, excluded from gross income for federal income tax purposes. In addition, as a matter of fundamental policy, at least 65% of each of the Tax-Exempt Cali-fornia and Tax-Exempt New York Portfolio's total assets will be invested in California and New York municipal obligations, except in extraordinary circum-stances.

For these purposes, California and New York municipal obligations are obliga-tions issued by or on behalf of the State of California or the State of New York, respectively, and their respective political subdivisions, agencies and instrumentalities and the government of Puerto Rico, the U.S. Virgin Islands and Guam, the interest from which is excluded from gross income for federal income tax purposes and is exempt from California State personal income tax or New York State and New York City personal income tax. Each Tax-Exempt Fund may temporarily invest in taxable money market instruments or, in the case of the Tax-Exempt California and New York Portfolios, in municipal obligations that are not California or New York municipal obligations, respectively, when acceptable California and New York municipal obligations are not available or when the Investment Adviser believes that the market conditions dictate a defensive posture. Investments in taxable money market instruments will be lim-ited to those meeting the quality standards of each Tax-Exempt Fund. The Tax-Exempt California and Tax-Exempt New York Portfolios' distributions of interest from municipal obligations other than California and New York municipal obliga-tions, respectively, may be subject to California and New York State and New York City personal income taxes.

Risks of Investing in California and New York: The Tax-Exempt California and Tax-Exempt New York Portfolios concentrate their investments in California and New York municipal obligations. Consequently, these Funds are more susceptible to factors adversely affecting issuers of California and New York municipal obligations, and may be riskier than comparable municipal bond funds and money market funds that do not emphasize these issuers to this degree.

The Tax-Exempt California Portfolio's investments can be affected by political and economic developments within the State of California (the "State"), and by the financial condition of the State, its public authorities and political sub-divisions. After suffering a severe recession in the early 1990's which caused the State to experience financial difficulties, California's economy entered a sustained recovery since late 1993. The State's budget has returned to a posi-tive balance and is generating substantial surpluses. California's long-term credit rating has been raised after being reduced during the recession. To respond to its own revenue shortfalls during the recession, the State reduced assistance to its public authorities and political subdivisions. Cutbacks in state aid could further adversely affect the finan-cial condition of cities, counties and education districts which are subject to their own fiscal constraints. California voters in the past have passed amend-ments to the California Constitution and other measures that limit the taxing and spending authority of California governmental entities, and future voter initiatives could result in adverse consequences affecting California municipal obligations. Also, the ultimate fiscal effect of federally-mandated reform of welfare programs on the State and its local governments is still to be resolved.

These factors, among others (including the outcome of related pending litiga-tion), could reduce the credit standing of certain issuers of California munic-ipal obligations. A more detailed discussion of the risks of investing in Cali-fornia is included in the Additional Statement.

The Tax-Exempt New York Portfolio's investments will be affected by political and economic developments within the State of New York (the "State"), and by the financial conditions of the State, its public authorities and political subdivisions, particularly the City of New York (the "City"). The State and the City face long-term economic problems that could seriously affect their ability and that of other issuers of New York municipal obligations to meet their financial obligations. Certain substantial issuers of New York municipal obli-gations (including issuers whose obligations may be acquired by the Fund) have, at times, experienced serious financial difficulties. Strong demand for New York municipal obligations has also at times had the effect of permitting New York municipal obligations to be issued with yields relatively lower, and after issuance, to trade in the market at prices relatively higher, than comparably rated municipal obligations issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by certain issuers of New York municipal obligations could result in defaults or declines in the market values of those issuers' existing obligations and, possibly, in the obligations of other issuers of New York municipal obligations. Although as of April 1, 2000 no issuers were in default with respect to the payment of their New York munic-ipal obligations, the occurrence of any such default could materially affect adversely the market values and marketability of all New York municipal obliga-tions and, consequently, the value of the Fund's holdings. A more detailed dis-cussion of the risks of investing in New York is included in the Additional Statement.

If California, New York, or any of their local governmental entities are unable to meet their financial obligations, the corresponding Fund's income, NAV, ability to preserve or realize appreciation of capital or liquidity could be adversely affected. Also, neither of these Funds is a diversified fund under the Act (except to the extent

                                                                      APPENDIX A

that diversification is required by Rule 2a-7 or for federal income tax purpos-
es). Because they may invest a larger percentage of their assets in the securi-ties of fewer issuers than do diversified funds, these Funds may be exposed to greater risk in that an adverse change in the condition of one or a small num-ber of issuers would have a greater impact on them.

Appendix B
Financial Highlights

 The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects finan-cial results for a single Fund share. The total returns in the table repre-sent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with a Fund's financial statements, is included in the Fund's annual report (available upon request without charge).

 PRIME OBLIGATIONS PORTFOLIO


                                          Net asset
                                          value at     Net     Distributions
                                          beginning investment   to unit/
                                          of period  incomea   shareholders
----------------------------------------------------------------------------
For the Years Ended December 31,
1999 - ILA units                            $1.00     $0.05       $(0.05)
1999 - ILA Administration units              1.00      0.05        (0.05)
1999 - ILA Service units                     1.00      0.04        (0.04)
1999 - ILA B units                           1.00      0.04        (0.04)
1999 - ILA C units                           1.00      0.04        (0.04)
1999 - Cash Management shares                1.00      0.04        (0.04)
----------------------------------------------------------------------------
1998 - ILA units                             1.00      0.05        (0.05)
1998 - ILA Administration units              1.00      0.05        (0.05)
1998 - ILA Service units                     1.00      0.05        (0.05)
1998 - ILA B units                           1.00      0.04        (0.04)
1998 - ILA C units                           1.00      0.04        (0.04)
1998 - Cash Management shares (commenced
 May 1)                                      1.00      0.03        (0.03)
----------------------------------------------------------------------------
1997 - ILA units                             1.00      0.05        (0.05)
1997 - ILA Administration units              1.00      0.05        (0.05)
1997 - ILA Service units                     1.00      0.05        (0.05)
1997 - ILA B units                           1.00      0.04        (0.04)
1997 - ILA C units (commenced August 15)     1.00      0.04        (0.04)
----------------------------------------------------------------------------
1996 - ILA units                             1.00      0.05        (0.05)
1996 - ILA Administration units              1.00      0.05        (0.05)
1996 - ILA Service units                     1.00      0.05        (0.05)
1996 - ILA B units (commenced May 8)         1.00      0.03        (0.03)
----------------------------------------------------------------------------
1995 - ILA units                             1.00      0.06        (0.06)
1995 - ILA Administration units              1.00      0.06        (0.06)
1995 - ILA Service units                     1.00      0.05        (0.05)
----------------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

c Annualized.

                                                                      APPENDIX B






                                                              Ratios assuming no
                                                             waiver of fees and no
                                                              expense limitations
                                                           -------------------------
                         Net                  Ratio of net              Ratio of net
  Net asset           assets at  Ratio of net  investment  Ratio of net  investment
  value at               end     expenses to   income to   expenses to   income to
     end       Total  of period  average net  average net  average net  average net
  of period   returnb (in 000's)    assets       assets       assets       assets
------------------------------------------------------------------------------------
    $1.00      4.90%  $1,095,109     0.43%        4.79%        0.43%        4.79%
     1.00      4.74       40,850     0.58         4.65         0.58         4.65
     1.00      4.48       92,975     0.83         4.33         0.83         4.33
     1.00      3.86       19,444     1.43         3.83         1.43         3.83
     1.00      3.86        7,436     1.43         3.76         1.43         3.76
     1.00      4.30            1     1.00         4.44         1.43         4.01
------------------------------------------------------------------------------------
     1.00      5.32      837,185     0.43         5.19         0.43         5.19
     1.00      5.16       38,836     0.58         5.05         0.58         5.05
     1.00      4.90      119,309     0.83         4.79         0.83         4.79
     1.00      4.27       14,412     1.43         4.07         1.43         4.07
     1.00      4.27        6,814     1.43         4.13         1.43         4.13
     1.00      4.69c           2     0.93c        4.81c        1.43c        4.31c
------------------------------------------------------------------------------------
     1.00      5.38      866,445     0.42         5.24         0.43         5.23
     1.00      5.22       28,110     0.57         5.11         0.58         5.10
     1.00      4.96       78,316     0.82         4.85         0.83         4.84
     1.00      4.33        1,574     1.42         4.33         1.43         4.32
     1.00      4.41c       1,897     1.42c        4.39c        1.43c        4.38c
------------------------------------------------------------------------------------
     1.00      5.22    1,154,787     0.41         5.11         0.43         5.09
     1.00      5.06       23,738     0.56         4.97         0.58         4.95
     1.00      4.80       84,707     0.81         4.74         0.83         4.72
     1.00      3.97c         346     1.41c        4.09c        1.43c        4.07c
------------------------------------------------------------------------------------
     1.00      5.79    1,261,251     0.41         5.66         0.43         5.64
     1.00      5.63       63,018     0.56         5.51         0.58         5.49
     1.00      5.37      227,233     0.81         5.22         0.83         5.20
------------------------------------------------------------------------------------

 MONEY MARKET PORTFOLIO


                                  Net asset
                                  value at     Net     Distributions
                                  beginning investment   to unit/
                                  of period  incomea   shareholders
--------------------------------------------------------------------
For the Years Ended December 31,
1999 - ILA units                    $1.00     $0.05       $(0.05)
1999 - ILA Administration units      1.00      0.05        (0.05)
1999 - ILA Service units             1.00      0.04        (0.04)
1999 - Cash Management shares        1.00      0.04        (0.04)
--------------------------------------------------------------------
1998 - ILA units                     1.00      0.05        (0.05)
1998 - ILA Administration units      1.00      0.05        (0.05)
1998 - ILA Service units             1.00      0.05        (0.05)
1998 - Cash Management shares
 (commenced May 1)                   1.00      0.03        (0.03)
--------------------------------------------------------------------
1997 - ILA units                     1.00      0.05        (0.05)
1997 - ILA Administration units      1.00      0.05        (0.05)
1997 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------
1996 - ILA units                     1.00      0.05        (0.05)
1996 - ILA Administration units      1.00      0.05        (0.05)
1996 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------
1995 - ILA units                     1.00      0.06        (0.06)
1995 - ILA Administration units      1.00      0.06        (0.06)
1995 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

c Annualized.

                                                                      APPENDIX B




                                                              Ratios assuming no
                                                             waiver of fees and no
                                                              expense limitations
                                                           -------------------------
                         Net                  Ratio of net              Ratio of net
  Net asset           assets at  Ratio of net  investment  Ratio of net  investment
  value at               end     expenses to   income to   expenses to   income to
     end       Total  of period  average net  average net  average net  average net
  of period   returnb (in 000's)    assets       assets       assets       assets
------------------------------------------------------------------------------------
    $1.00      4.92%  $1,346,765     0.41%        4.80%        0.41%        4.80%
     1.00      4.76        6,961     0.56         4.64         0.56         4.64
     1.00      4.50      383,932     0.81         4.42         0.81         4.42
     1.00      4.32            2     0.98         4.37         1.41         3.94
------------------------------------------------------------------------------------
     1.00      5.33    1,350,317     0.40         5.17         0.43         5.14
     1.00      5.17      314,327     0.55         5.04         0.58         5.01
     1.00      4.91       32,349     0.80         4.79         0.83         4.76
     1.00      4.69c           2     0.90c        4.80c        1.43c        4.27c
------------------------------------------------------------------------------------
     1.00      5.43      806,096     0.37         5.31         0.42         5.26
     1.00      5.28      307,480     0.52         5.15         0.57         5.10
     1.00      5.01       20,517     0.77         4.90         0.82         4.85
------------------------------------------------------------------------------------
     1.00      5.27      703,097     0.36         5.15         0.43         5.08
     1.00      5.12      257,258     0.51         5.00         0.58         4.93
     1.00      4.86       28,845     0.76         4.75         0.83         4.68
------------------------------------------------------------------------------------
     1.00      5.85      574,155     0.36         5.71         0.42         5.65
     1.00      5.69      164,422     0.51         5.55         0.57         5.49
     1.00      5.43       23,080     0.76         5.29         0.82         5.23
------------------------------------------------------------------------------------

 TREASURY OBLIGATIONS PORTFOLIO


                                  Net asset
                                  value at     Net     Distributions
                                  beginning investment      to
                                  of period  incomea    unitholders
--------------------------------------------------------------------
For the Years Ended December 31,
1999 - ILA units                    $1.00     $0.05       $(0.05)
1999 - ILA Administration units      1.00      0.04        (0.04)
1999 - ILA Service units             1.00      0.04        (0.04)
--------------------------------------------------------------------
1998 - ILA units                     1.00      0.05        (0.05)
1998 - ILA Administration units      1.00      0.05        (0.05)
1998 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------
1997 - ILA units                     1.00      0.05        (0.05)
1997 - ILA Administration units      1.00      0.05        (0.05)
1997 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------
1996 - ILA units                     1.00      0.05        (0.05)
1996 - ILA Administration units      1.00      0.05        (0.05)
1996 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------
1995 - ILA units                     1.00      0.06        (0.06)
1995 - ILA Administration units      1.00      0.05        (0.05)
1995 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

                                                                      APPENDIX B




                                                              Ratios assuming no
                                                             waiver of fees and no
                                                              expense limitations
                                                           -------------------------
                         Net                  Ratio of net              Ratio of net
  Net asset           assets at  Ratio of net  investment  Ratio of net  investment
  value at               end     expenses to   income to   expenses  to  income to
     end       Total  of period  average net  average net  average net  average net
  of period   returnb (in 000's)    assets       assets       assets       assets
------------------------------------------------------------------------------------
    $1.00      4.63%   $404,299      0.42%        4.50%        0.42%        4.50%
     1.00      4.48      42,334      0.57         4.35         0.57         4.35
     1.00      4.22     264,787      0.82         4.19         0.82         4.19
------------------------------------------------------------------------------------
     1.00      5.15     734,553      0.42         4.96         0.43         4.95
     1.00      4.99      80,464      0.57         4.88         0.58         4.87
     1.00      4.73      35,432      0.82         4.67         0.83         4.66
------------------------------------------------------------------------------------
     1.00      5.26     590,381      0.42         5.12         0.42         5.12
     1.00      5.10     124,159      0.57         4.99         0.57         4.99
     1.00      4.84     104,133      0.82         4.73         0.82         4.73
------------------------------------------------------------------------------------
     1.00      5.11     574,734      0.41         4.98         0.43         4.96
     1.00      4.95     108,850      0.56         4.83         0.58         4.81
     1.00      4.69     123,483      0.81         4.59         0.83         4.57
------------------------------------------------------------------------------------
     1.00      5.73     711,209      0.41         5.51         0.43         5.49
     1.00      5.57      92,643      0.56         5.37         0.58         5.35
     1.00      5.31     119,692      0.81         5.11         0.83         5.09
------------------------------------------------------------------------------------

 TREASURY INSTRUMENTS PORTFOLIO


                                  Net asset
                                  value at     Net     Distributions
                                  beginning investment      to
                                  of period  incomea    unitholders
--------------------------------------------------------------------
For the Years Ended December 31,
1999 - ILA units                    $1.00     $0.04       $(0.04)
1999 - ILA Administration units      1.00      0.04        (0.04)
1999 - ILA Service units             1.00      0.04        (0.04)
--------------------------------------------------------------------
1998 - ILA units                     1.00      0.05        (0.05)
1998 - ILA Administration units      1.00      0.05        (0.05)
1998 - ILA Service units             1.00      0.04        (0.04)
--------------------------------------------------------------------
1997 - ILA units                     1.00      0.05        (0.05)
1997 - ILA Administration units      1.00      0.05        (0.05)
1997 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------
1996 - ILA units                     1.00      0.05        (0.05)
1996 - ILA Administration units      1.00      0.05        (0.05)
1996 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------
1995 - ILA units                     1.00      0.06        (0.06)
1995 - ILA Administration units      1.00      0.05        (0.05)
1995 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

                                                                      APPENDIX B




                                                              Ratios assuming no
                                                             waiver of fees and no
                                                              expense limitations
                                                           -------------------------
                         Net                  Ratio of net              Ratio of net
  Net asset           assets at  Ratio of net  investment  Ratio of net  investment
  value at               end     expenses to   income to   expenses  to  income to
     end       Total  of period  average net  average net  average net  average net
  of period   returnb (in 000's)    assets       assets       assets       assets
------------------------------------------------------------------------------------
    $1.00      4.38%   $224,609      0.43%        4.29%        0.43%        4.29%
     1.00      4.22      32,162      0.58         4.09         0.58         4.09
     1.00      3.96     306,483      0.83         3.90         0.83         3.90
------------------------------------------------------------------------------------
     1.00      4.96     341,476      0.30         4.83         0.43         4.70
     1.00      4.80     131,685      0.45         4.68         0.58         4.55
     1.00      4.54     374,128      0.70         4.43         0.83         4.30
------------------------------------------------------------------------------------
     1.00      5.17     330,241      0.22         5.02         0.42         4.82
     1.00      5.01      98,667      0.37         4.88         0.57         4.68
     1.00      4.75     295,404      0.62         4.63         0.82         4.43
------------------------------------------------------------------------------------
     1.00      5.10     708,999      0.21         4.96         0.43         4.74
     1.00      4.95     137,706      0.36         4.82         0.58         4.60
     1.00      4.68     383,901      0.61         4.56         0.83         4.34
------------------------------------------------------------------------------------
     1.00      5.70     586,294      0.21         5.50         0.44         5.27
     1.00      5.54      68,713      0.36         5.34         0.59         5.11
     1.00      5.28     123,254      0.61         5.00         0.84         4.77
------------------------------------------------------------------------------------

 GOVERNMENT PORTFOLIO


                                          Net asset
                                          value at     Net     Distributions
                                          beginning investment   to  unit/
                                          of period  incomea   shareholders
----------------------------------------------------------------------------
For the Years Ended December 31,
1999 - ILA units                            $1.00     $0.05       $(0.05)
1999 - ILA Administration units              1.00      0.05        (0.05)
1999 - ILA Service units                     1.00      0.04        (0.04)
1999 - Cash Management shares                1.00      0.04        (0.04)
----------------------------------------------------------------------------
1998 - ILA units                             1.00      0.05        (0.05)
1998 - ILA Administration units              1.00      0.05        (0.05)
1998 - ILA Service units                     1.00      0.05        (0.05)
1998 - Cash Management shares (commenced
 May 1)                                      1.00      0.03        (0.03)
----------------------------------------------------------------------------
1997 - ILA units                             1.00      0.05        (0.05)
1997 - ILA Administration units              1.00      0.05        (0.05)
1997 - ILA Service units                     1.00      0.05        (0.05)
----------------------------------------------------------------------------
1996 - ILA units                             1.00      0.05        (0.05)
1996 - ILA Administration units              1.00      0.05        (0.05)
1996 - ILA Service units                     1.00      0.05        (0.05)
----------------------------------------------------------------------------
1995 - ILA units                             1.00      0.06        (0.06)
1995 - ILA Administration units              1.00      0.05        (0.05)
1995 - ILA Service units                     1.00      0.05        (0.05)
----------------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

c Annualized.

                                                                      APPENDIX B




                                                              Ratios assuming no
                                                             waiver of fees and no
                                                              expense limitations
                                                           -------------------------
                         Net                  Ratio of net              Ratio of net
  Net asset           assets at  Ratio of net  investment  Ratio of net  investment
  value at               end     expenses to   income to   expenses to   income to
     end       Total  of period  average net  average net  average net  average net
  of period   returnb (in 000's)    assets       assets       assets       assets
------------------------------------------------------------------------------------
    $1.00      4.77%   $205,244      0.43%        4.64%        0.45%        4.62%
     1.00      4.61       3,265      0.58         4.42         0.60         4.40
     1.00      4.35      79,847      0.83         4.24         0.85         4.22
     1.00      4.18         153      1.00         4.68         1.45         4.23
------------------------------------------------------------------------------------
     1.00      5.21     383,243      0.43         5.09         0.45         5.07
     1.00      5.05       7,692      0.58         4.94         0.60         4.92
     1.00      4.79     105,732      0.83         4.67         0.85         4.65
     1.00      4.57c          2      0.93c        4.60c        1.45c        4.08c
------------------------------------------------------------------------------------
     1.00      5.31     460,457      0.42         5.16         0.42         5.16
     1.00      5.15      10,192      0.57         4.98         0.57         4.98
     1.00      4.89      83,799      0.82         4.78         0.82         4.78
------------------------------------------------------------------------------------
     1.00      5.15     694,651      0.41         5.04         0.44         5.01
     1.00      4.99      36,055      0.56         4.89         0.59         4.86
     1.00      4.73      94,228      0.81         4.63         0.84         4.60
------------------------------------------------------------------------------------
     1.00      5.77     570,469      0.41         5.62         0.43         5.60
     1.00      5.62      47,558      0.56         5.49         0.58         5.47
     1.00      5.35      85,401      0.81         5.19         0.83         5.17
------------------------------------------------------------------------------------

 FEDERAL PORTFOLIO


                                  Net asset
                                  value at     Net     Distributions
                                  beginning investment      to
                                  of period  incomea    unitholders
--------------------------------------------------------------------
For the Years Ended December 31,
1999 - ILA units                    $1.00     $0.05       $(0.05)
1999 - ILA Administration units      1.00      0.05        (0.05)
1999 - ILA Service units             1.00      0.04        (0.04)
--------------------------------------------------------------------
1998 - ILA units                     1.00      0.05        (0.05)
1998 - ILA Administration units      1.00      0.05        (0.05)
1998 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------
1997 - ILA units                     1.00      0.05        (0.05)
1997 - ILA Administration units      1.00      0.05        (0.05)
1997 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------
1996 - ILA units                     1.00      0.05        (0.05)
1996 - ILA Administration units      1.00      0.05        (0.05)
1996 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------
1995 - ILA units                     1.00      0.06        (0.06)
1995 - ILA Administration units      1.00      0.06        (0.06)
1995 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

                                                                      APPENDIX B




                                                              Ratios assuming no
                                                             waiver of fees and no
                                                              expense limitations
                                                           -------------------------
                         Net                  Ratio of net              Ratio of net
  Net asset           assets at  Ratio of net  investment  Ratio of net  investment
  value at               end     expenses to   income to   expenses to   income to
     end       Total  of period  average net  average net  average net  average net
  of period   returnb (in 000's)    assets       assets       assets       assets
------------------------------------------------------------------------------------
    $1.00      4.81%  $3,171,330     0.41%        4.72%        0.41%        4.72%
     1.00      4.66          836     0.56         4.46         0.56         4.46
     1.00      4.39      284,382     0.81         4.30         0.81         4.30
------------------------------------------------------------------------------------
     1.00      5.25    2,625,705     0.34         5.10         0.42         5.02
     1.00      5.09      508,297     0.49         4.97         0.57         4.89
     1.00      4.83       53,994     0.74         4.71         0.82         4.63
------------------------------------------------------------------------------------
     1.00      5.40    2,050,559     0.27         5.26         0.41         5.12
     1.00      5.24      530,001     0.42         5.11         0.56         4.97
     1.00      4.98       34,540     0.67         4.83         0.81         4.69
------------------------------------------------------------------------------------
     1.00      5.24    2,303,677     0.26         5.13         0.43         4.96
     1.00      5.09      794,537     0.41         4.98         0.58         4.81
     1.00      4.83      192,416     0.66         4.73         0.83         4.56
------------------------------------------------------------------------------------
     1.00      5.83    1,731,935     0.26         5.69         0.42         5.53
     1.00      5.67      516,917     0.41         5.50         0.57         5.34
     1.00      5.41      102,576     0.66         5.22         0.82         5.06
------------------------------------------------------------------------------------

 TAX-EXEMPT DIVERSIFIED PORTFOLIO


                                          Net asset
                                          value at     Net     Distributions
                                          beginning investment   to unit/
                                          of period  incomea   shareholders
----------------------------------------------------------------------------
For the Years Ended December 31,
1999 - ILA units                            $1.00     $0.03       $(0.03)
1999 - ILA Administration units              1.00      0.03        (0.03)
1999 - ILA Service units                     1.00      0.02        (0.02)
1999 - Cash Management shares                1.00      0.02        (0.02)
----------------------------------------------------------------------------
1998 - ILA units                             1.00      0.03        (0.03)
1998 - ILA Administration units              1.00      0.03        (0.03)
1998 - ILA Service units                     1.00      0.03        (0.03)
1998 - Cash Management shares (commenced
 May 1)                                      1.00      0.02        (0.02)
----------------------------------------------------------------------------
1997 - ILA units                             1.00      0.03        (0.03)
1997 - ILA Administration units              1.00      0.03        (0.03)
1997 - ILA Service units                     1.00      0.03        (0.03)
----------------------------------------------------------------------------
1996 - ILA units                             1.00      0.03        (0.03)
1996 - ILA Administration units              1.00      0.03        (0.03)
1996 - ILA Service units                     1.00      0.03        (0.03)
----------------------------------------------------------------------------
1995 - ILA units                             1.00      0.04        (0.04)
1995 - ILA Administration units              1.00      0.04        (0.04)
1995 - ILA Service units                     1.00      0.03        (0.03)
----------------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

c Annualized.

                                                                      APPENDIX B




                                                              Ratios assuming no
                                                             waiver of fees and no
                                                              expense limitations
                                                           -------------------------
                         Net                  Ratio of net              Ratio of net
  Net asset           assets at  Ratio of net  investment  Ratio of net  investment
  value at               end     expenses to   income to   expenses to   income to
     end       Total  of period  average net  average net  average net  average net
  of period   returnb (in 000's)    assets       assets       assets       assets
------------------------------------------------------------------------------------
    $1.00      2.89%  $1,734,623     0.42%        2.85%        0.42%        2.85%
     1.00      2.73       28,084     0.57         2.66         0.57         2.66
     1.00      2.48       20,991     0.82         2.41         0.82         2.41
     1.00      2.30            2     0.99         2.51         1.42         2.08
------------------------------------------------------------------------------------
     1.00      3.17    1,562,285     0.35         3.12         0.41         3.06
     1.00      3.02       26,509     0.50         2.98         0.56         2.92
     1.00      2.76       37,850     0.75         2.72         0.81         2.66
     1.00      2.61c           2     0.85c        2.66c        1.41c        2.10c
------------------------------------------------------------------------------------
     1.00      3.39    1,479,486     0.32         3.33         0.41         3.24
     1.00      3.23       27,967     0.47         3.16         0.56         3.07
     1.00      2.97       30,513     0.72         2.97         0.81         2.88
------------------------------------------------------------------------------------
     1.00      3.25    1,514,443     0.31         3.20         0.41         3.10
     1.00      3.09       59,097     0.46         3.06         0.56         2.96
     1.00      2.84       28,921     0.71         2.79         0.81         2.69
------------------------------------------------------------------------------------
     1.00      3.72    1,342,585     0.31         3.65         0.42         3.54
     1.00      3.57       48,773     0.46         3.51         0.57         3.40
     1.00      3.31       49,647     0.71         3.24         0.82         3.13
------------------------------------------------------------------------------------

 TAX-EXEMPT CALIFORNIA PORTFOLIO


                                              Net asset
                                              value at     Net     Distribution
                                              beginning investment   to unit/
                                              of period  incomea   shareholders
-------------------------------------------------------------------------------
For the Years Ended December 31,
1999 - ILA units                                $1.00     $0.03       $(0.03)
1999 - ILA Administration units                  1.00      0.02        (0.02)
1999 - ILA Service units                         1.00      0.02        (0.02)
1999 - Cash Management shares                    1.00      0.02        (0.02)
-------------------------------------------------------------------------------
1998 - ILA units                                 1.00      0.03        (0.03)
1998 - ILA Administration units                  1.00      0.03        (0.03)
1998 - ILA Service units                         1.00      0.02        (0.02)
1998 - Cash Management shares (commenced May
 1)                                              1.00      0.02        (0.02)
-------------------------------------------------------------------------------
1997 - ILA units                                 1.00      0.03        (0.03)
1997 - ILA Administration units                  1.00      0.03        (0.03)
1997 - ILA Service units (Re-commenced
 September 1)                                    1.00      0.01        (0.01)
-------------------------------------------------------------------------------
1996 - ILA units                                 1.00      0.03        (0.03)
1996 - ILA Administration units                  1.00      0.03        (0.03)
-------------------------------------------------------------------------------
1995 - ILA units                                 1.00      0.03        (0.03)
1995 - ILA Administration units                  1.00      0.03        (0.03)
-------------------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

c Annualized.

                                                                      APPENDIX B




                                                             Ratios assuming no
                                                            waiver of fees and no
                                                             expense limitations
                                                          -------------------------
                         Net
                      assets at              Ratio of net              Ratio of net
  Net asset              end    Ratio of net  investment  Ratio of net  investment
  value at            of period expenses to   income to   expenses to   income to
     end       Total     (in    average net  average net  average net  average net
  of period   returnb  000's)      assets       assets       assets       assets
-----------------------------------------------------------------------------------
    $1.00      2.60%  $895,469      0.42%        2.58%        0.42%        2.58%
     1.00      2.45      8,910      0.57         2.38         0.57         2.38
     1.00      2.19     27,229      0.82         2.39         0.82         2.39
     1.00      2.02          1      0.99         2.15         1.42         1.72
-----------------------------------------------------------------------------------
     1.00      2.84    584,615      0.41         2.79         0.41         2.79
     1.00      2.68        512      0.56         2.84         0.56         2.84
     1.00      2.43          2      0.81         2.48         0.81         2.48
     1.00      2.25c         2      0.91c        2.37c        1.41c        1.87c
-----------------------------------------------------------------------------------
     1.00      3.15    591,003      0.42         3.10         0.42         3.10
     1.00      3.00        360      0.57         2.98         0.57         2.98
     1.00      2.87c         2      0.82c        2.90c        0.82c        2.90c
-----------------------------------------------------------------------------------
     1.00      3.03    440,476      0.41         2.99         0.42         2.98
     1.00      2.88        142      0.56         2.84         0.57         2.83
-----------------------------------------------------------------------------------
     1.00      3.55    346,728      0.41         3.49         0.41         3.49
     1.00      3.40         61      0.56         3.32         0.56         3.32
-----------------------------------------------------------------------------------

 TAX-EXEMPT NEW YORK PORTFOLIO


                                     Net asset
                                     value at     Net     Distributions
                                     beginning investment   to unit/
                                     of period  incomea   shareholders
-----------------------------------------------------------------------
For the Years Ended December 31,
1999 - ILA units                       $1.00     $0.03       $(0.03)
1999 - ILA Administration units         1.00      0.03        (0.03)
1999 - ILA Service units                1.00      0.02        (0.02)
1999 - Cash Management shares           1.00      0.02        (0.02)
-----------------------------------------------------------------------
1998 - ILA units                        1.00      0.03        (0.03)
1998 - ILA Administration units         1.00      0.03        (0.03)
1998 - ILA Service units                1.00      0.03        (0.03)
1998 - Cash Management
 shares (commenced May 1)               1.00      0.02        (0.02)
-----------------------------------------------------------------------
1997 - ILA units                        1.00      0.03        (0.03)
1997 - ILA Administration units         1.00      0.03        (0.03)
1997 - ILA Service units (commenced
 September 15)                          1.00      0.01        (0.01)
-----------------------------------------------------------------------
1996 - ILA units                        1.00      0.03        (0.03)
1996 - ILA Administration units         1.00      0.03        (0.03)
-----------------------------------------------------------------------
1995 - ILA units                        1.00      0.03        (0.03)
1995 - ILA Administration units         1.00      0.03        (0.03)
-----------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

c Annualized.

                                                                      APPENDIX B




                                                              Ratios assuming no
                                                            waiver of fees and no
                                                             expense limitations
                                                           ------------------------
                         Net                  Ratio of net  Ratio of   Ratio of net
  Net asset           assets at  Ratio of net  investment      net      investment
  value at               end     expenses to   income to   expenses to  income to
     end       Total  of period  average net  average net  average net average net
  of period   returnb (in 000's)    assets       assets      assets       assets
-----------------------------------------------------------------------------------
    $1.00      2.76%   $160,301      0.43%        2.73%       0.44%        2.72%
     1.00      2.60      37,836      0.58         2.61        0.59         2.60
     1.00      2.35           2      0.83         2.29        0.84         2.28
     1.00      2.17           2      1.00         2.34        1.44         1.90
-----------------------------------------------------------------------------------
     1.00      3.02     122,550      0.36         2.96        0.51         2.81
     1.00      2.87      21,580      0.51         2.85        0.66         2.70
     1.00      2.61           2      0.76         2.61        0.91         2.46
     1.00      2.46c          1      0.86c        2.56c       1.51c        1.91c
-----------------------------------------------------------------------------------
     1.00      3.29     102,887      0.33         3.24        0.43         3.14
     1.00      3.14      31,993      0.48         3.09        0.58         2.99
     1.00      3.02c          2      0.73c        3.04c       0.83c        2.94c
-----------------------------------------------------------------------------------
     1.00      3.05      70,175      0.32         3.01        0.43         2.90
     1.00      2.90      44,319      0.47         2.88        0.58         2.77
-----------------------------------------------------------------------------------
     1.00      3.51      90,537      0.30         3.44        0.44         3.30
     1.00      3.35      26,724      0.45         3.28        0.59         3.14
-----------------------------------------------------------------------------------

Index

   1 General Investment
     Management Approach
   5 Fund Investment Objectives
     and Strategies
  10 Principal Risks of the Funds
  14 Fund Performance
  24 Fund Fees and Expenses
  27 Service Providers
  29 Dividends

  30 Shareholder Guide
       30 How to Buy Shares
       33 How to Sell Shares
  38 Taxation
  39 Appendix A
     Additional Information on
     Portfolio Risks,
     Securities and Techniques
  50 Appendix B
     Financial Highlights

Institutional Liquid Assets
Prospectus (ILA Units)


 FOR MORE INFORMATION

 Annual/Semi-annual Report

 Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders.

 Statement of Additional Information
 Additional information about the Funds and their policies is also available in the Funds' Statement of Additional Information ("Additional Statement"). The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

 The Funds' annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

 To obtain other information and for shareholder inquiries:
 By telephone - Call 1-800-621-2550
 By mail - Goldman Sachs Funds, 4900 Sears Tower - 60th Floor, Chicago, IL 60606-6372
 By e-mail - gs-funds@gs.com
 On the Internet - Text-only versions of the Funds' documents are located online and may be downloaded from:

    SEC EDGAR database - http://www.sec.gov

 You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.


                            [LOGO OF GOLDMAN SACHS]


        The Funds' investment company registration number is 811-5349.

  Prospectus

ILA
Administration
("Units" or
"Shares")

May 1, 2000

  GOLDMAN SACHS INSTITUTIONAL LIQUID ASSETS

[GRAPHIC]

 . Prime
  Obligations
  Portfolio

 . Money Market
  Portfolio

 . Treasury
  Obligations
  Portfolio

 . Treasury
  Instruments
  Portfolio

 . Government
  Portfolio

 . Federal
  Portfolio

 . Tax-Exempt
  Diversified
  Portfolio

 . Tax-Exempt
  California
  Portfolio

 . Tax-Exempt
  New York
  Portfolio

  THE SECURITIES AND EXCHANGE COMMISSION HAS
  NOT APPROVED OR DISAPPROVED THESE
  SECURITIES OR PASSED UPON THE ADEQUACY OF
  THIS PROSPECTUS. ANY REPRESENTATION TO THE
  CONTRARY IS A CRIMINAL OFFENSE.

  AN INVESTMENT IN A FUND IS NOT A BANK
  DEPOSIT AND IS NOT INSURED BY THE FEDERAL
  DEPOSIT INSURANCE CORPORATION OR ANY OTHER
  GOVERNMENT AGENCY. ALTHOUGH A FUND SEEKS TO
  PRESERVE THE VALUE OF YOUR INVESTMENT AT
  $1.00 PER SHARE, IT IS POSSIBLE TO LOSE
  MONEY BY INVESTING IN A FUND.

[LOGO OF GOLDMAN SACHS]

   NOT FDIC-Insured              May Lose Value    No Bank Guarantee

General Investment Management Approach

 Goldman Sachs Asset Management ("GSAM"), a unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as Investment Adviser to the Institutional Liquid Assets Portfolios (the "Funds"). GSAM is referred to in this Prospectus as the "Investment Adviser."

 Goldman Sachs' Money Market Investment Philosophy:
 The Money Market Funds are managed to seek preservation of capital, daily liquidity and maximum current income. With each Fund the Investment Adviser follows a conservative, risk-managed investment process that seeks to:
 .Manage credit risk
 .Manage interest rate risk
 .Manage liquidity

 Since 1981, the Investment Adviser has actively managed the Goldman Sachs Money Market Funds to provide investors with the greatest possible preserva-tion of principal and income potential.

--------------------------------------------------------------------------------


 Investment Process
 1. Managing Credit Risk

 The Investment Adviser's process for managing risk emphasizes:

 .Intensive research--The Credit Department, a separate operating entity of Goldman Sachs, approves all credits for the Funds. Sources for the Credit Department's analysis include third-party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as the Investment Research, Legal and Compliance departments of Goldman Sachs.
 .Timely updates--A Credit Department-approved list of securities is continuously communicated on a "real-time" basis to the portfolio management team via computer link.

 The Result: An "approved" list of high-quality credits--The Investment Adviser's portfolio management team uses this approved list to construct portfolios which offer the best available risk-return tradeoff within the "approved" credit universe.

 2. Managing Interest Rate Risk

 Three main steps are followed in seeking to manage interest rate risk:
 .Establish weighted average maturity (WAM) target--WAM (the weighted average time until the yield of a portfolio reflects any changes in the current interest rate environment) is constantly revisited and adjusted as market conditions change. An overall strategy is developed by the portfolio management team based on insights gained from weekly meetings with both Goldman Sachs economists and economists from outside the firm.
 .Implement optimum portfolio structure--Proprietary models that seek the optimum balance of risk and return, in conjunction with the Investment Adviser's analysis of factors such as market events, short-term interest rates and each Fund's asset volatility, are used to identify the most effective portfolio structure.
 .Conduct rigorous analysis of new securities--The Investment Adviser's five-step process includes legal, credit, historical index and liquidity analysis, as well as price stress testing to determine suitability for money market mutual funds.


 3. Managing Liquidity

 Factors that the Investment Adviser's portfolio managers continuously moni-tor and that affect liquidity of a money market portfolio include:
 .Each Fund's clients and factors that influence their asset volatility; .Technical events that influence the trading range of federal funds and other short-term fixed-income markets; and
 .Bid-ask spreads associated with securities in the portfolios.

 Benchmarks for the Money Market Funds are the IBC Financial Data Universal Averages. Each Fund tracks the IBC Index which best corresponds to the Fund's eligible investments.

--------------------------------------------------------------------------------

                                          GENERAL INVESTMENT MANAGEMENT APPROACH

 .The Funds: Each Fund's securities are valued by the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended (the "Act"). Under Rule 2a-7, each Fund may invest only in U.S. dollar-denominated securities that are determined to present minimal credit risk and meet certain other criteria, including conditions relating to maturity, diversification and credit quality. These operating policies may be more restrictive than the fundamental policies set forth in the Statement of Additional Information (the "Additional Statement").
   .Taxable Funds: Prime Obligations, Money Market, Treasury Obligations and
    Government Portfolios.
    .Tax-Advantaged Funds: Treasury Instruments and Federal Portfolios. .Tax-Exempt Funds: Tax-Exempt Diversified, Tax-Exempt California and Tax-
    Exempt New York Portfolios.
 .The Investors: The Funds are designed for investors seeking a high rate of return, a stable net asset value ("NAV") and convenient liquidation privi-leges. The Funds are particularly suitable for banks, corporations and other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their customers.

 .NAV: Each Fund seeks to maintain a stable NAV of $1.00 per share. There can be no assurance that a Fund will be able at all times to maintain a NAV of $1.00 per share.
 .Maximum Remaining Maturity of Portfolio Investments: 13 months (as deter-
  mined pursuant to Rule 2a-7) at the time of purchase.
 .Dollar-Weighted Average Portfolio Maturity ("WAM"): Not more than 90 days
  (as required by Rule 2a-7).
 .Investment Restrictions: Each Fund is subject to certain investment restric-tions that are described in detail under "Investment Restrictions" in the Additional Statement. Fundamental investment restrictions and the investment objective of a Fund (except the Tax-Exempt California and Tax-Exempt New York Portfolios' objectives of providing shareholders with income exempt from California State and New York State and New York City personal income tax, respectively) cannot be changed without approval of a majority of the outstanding shares of that Fund. The Treasury Obligations Portfolio's policy of limiting its investments to U.S. Treasury Obligations (as defined in Appendix A) and related repurchase agreements is also fundamental. All investment policies not specifically designated as fundamental are non-fun-damental and may be changed without shareholder approval.
 .Diversification: Diversification can help a Fund reduce the risks of invest-ing. In accordance with current regulations of the Securities and Exchange Commission (the "SEC"), each Fund may not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer with these exceptions: (a) the Tax-Exempt California and Tax-Exempt New York Portfolios may each invest up to 25% of their total assets in five or fewer issuers; and (b) each of the other Funds may invest up to 25% of its total assets in the securities of a single issuer for up to three business days. These limi-tations do not apply to cash, certain repurchase agreements, U.S. Government Securities (as defined in Appendix A) or securities of other investment com-panies. In addition, securities subject to certain unconditional guarantees and securities that are not "First Tier Securities" as defined by the SEC are subject to different diversification requirements as described in the Additional Statement.

Fund Investment Objectives and Strategies


 INVESTMENT OBJECTIVES

 Taxable and Tax-Advantaged Funds:

 The Prime Obligations, Money Market, Treasury Obligations, Treasury Instru-ments, Government and Federal Portfolios seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instru-ments.

 The Prime Obligations and Money Market Portfolios pursue their investment objectives by investing in U.S. Government Securities, obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities, and other entities and repurchase agreements. The Money Market Portfolio may also invest in U.S. dollar-denominated obliga-tions of foreign banks, foreign companies and foreign governments.

 The Treasury Obligations Portfolio pursues its investment objective by investing in securities issued by the U.S. Treasury and repurchase agree-ments relating to such securities. The Government Portfolio pursues its investment objective by investing in U.S. Government Securities and repur-chase agreements relating to such securities.

 The Treasury Instruments and Federal Portfolios pursue their investment objectives by limiting their investments to certain U.S. Treasury Obliga-tions and U.S. Government Securities, respectively, the interest from which is generally exempt from state income taxation. You should consult your tax adviser to determine whether distributions from the Treasury Instruments and Federal Portfolios (and any other Fund that may hold such obligations) derived from interest on such obligations are exempt from state income taxa-tion in your own state.

 Tax-Exempt Funds:

 The Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios seek to provide shareholders, to the extent consistent with the preservation of capital and prescribed portfolio standards, with a high level of income exempt from federal income tax by investing primarily in municipal instruments.

 In addition, the Tax-Exempt California and Tax-Exempt New York Portfolios seek to provide shareholders with income exempt from California State and New York State and City personal income taxes, respectively, by investing in instruments the interest on which is exempt from these taxes. (These instru-ments are called "California instruments" and "New York instruments" in this Prospectus.)

 The Tax-Exempt Funds pursue their investment objectives by investing in securities issued by or on behalf of states, territories, and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which, if any, is in the opinion of bond counsel excluded from gross income for federal income tax purposes, and not an item of tax preference under the federal alternative minimum tax ("AMT").

 PRINCIPAL INVESTMENT STRATEGIES

 The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Funds' annual and semi-annual reports. For more information see Appendix A.

 Investment Policies Matrix




                          U.S. Treasury U.S. Government            Bank               Commercial
  Fund                     Obligations    Securities           Obligations              Paper
 --------------------------------------------------------------------------------------------------
  Prime Obligations           ./1/             .                    .                     .
                                                            U.S. banks only/2/
 --------------------------------------------------------------------------------------------------
  Money Market                ./1/             .                    .                     .
                                                        Over 25% of total assets   U.S. and foreign
                                                        must be invested in U.S.   (US$) commercial
                                                        and foreign (US$) banks/3/ paper
 --------------------------------------------------------------------------------------------------
  Treasury Obligations        ./4/
 --------------------------------------------------------------------------------------------------
  Treasury Instruments        ./4/
 --------------------------------------------------------------------------------------------------
  Government                  ./1/             .
 --------------------------------------------------------------------------------------------------
  Federal                     ./1/             .
 --------------------------------------------------------------------------------------------------
  Tax-Exempt Diversified                                                                  .
                                                                                   Tax-exempt only
 --------------------------------------------------------------------------------------------------
  Tax-Exempt California                                                                   .
                                                                                   Tax-exempt only
 --------------------------------------------------------------------------------------------------
  Tax-Exempt New York                                                                     .
                                                                                   Tax-exempt only
 --------------------------------------------------------------------------------------------------

 Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.
 1 Issued or guaranteed by the U.S. Treasury.

 2 Including foreign branches of U.S. banks.

 3 If adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits), the Fund may, for temporary defensive purposes, invest less than 25% of its total assets in bank obligations.

 4 Issued by the U.S. Treasury.

 5 To the extent required by Rule 2a-7, asset-backed and receivables-backed securities will be rated by the requisite number of nationally recognized statistical rating organizations ("NRSROs").

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES




     Short-Term
   Obligations of                       Asset-Backed and       Foreign
  Corporations and       Repurchase    Receivables-Backed    Government
   Other Entities        Agreements      Securities/5/    Obligations (US$)
---------------------------------------------------------------------------
          .                  .                 .
 U.S. entities only
---------------------------------------------------------------------------
          .                  .                 .                ./6/
 U.S. and foreign
 (US$) entities

---------------------------------------------------------------------------
                             .
---------------------------------------------------------------------------

---------------------------------------------------------------------------
                             .
---------------------------------------------------------------------------
                             .
                      (Does not intend
                      to invest)
---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

 6 The Money Market Portfolio may invest in U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government. The Fund may also invest in U.S. dollar-denominated obligations issued or guaranteed by any entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs. The Fund may not invest more than 25% of its total assets in the securities of any one foreign government.

Investment Policies Matrix continued


                         Taxable             Tax-Exempt            Custodial    Unrated        Investment
Fund                    Municipals           Municipals            Receipts  Securities/9/     Companies
-------------------------------------------------------------------------------------------------------------
Prime Obligations         . /7/                                        .           .          .
                                                                                           Up to 10% of total
                                                                                           assets in other
                                                                                           investment
                                                                                           companies
-------------------------------------------------------------------------------------------------------------
Money Market              . /7/                                        .           .          .
                                                                                           Up to 10% of total
                                                                                           assets in other
                                                                                           investment
                                                                                           companies
-------------------------------------------------------------------------------------------------------------
Treasury Obligations
-------------------------------------------------------------------------------------------------------------
Treasury Instruments


-------------------------------------------------------------------------------------------------------------
Government                                                                                    .
                                                                                           Up to 10% of total
                                                                                           assets in other
                                                                                           investment
                                                                                           companies
-------------------------------------------------------------------------------------------------------------
Federal




-------------------------------------------------------------------------------------------------------------
Tax-Exempt Diversified                  .                              .           .          .
                                   At least 80% of net assets                              Up to 10% of total
                                   in tax-exempt municipal                                 assets in other
                                   obligations (except in                                  investment
                                   extraordinary circumstances)/8/                         companies
-------------------------------------------------------------------------------------------------------------
Tax-Exempt California                   .                              .           .          .
                                   At least 80% of net assets                              Up to 10% of total
                                   in tax-exempt municipal                                 assets in other
                                   obligations and at least 65% of                         investment
                                   total assets in California                              companies
                                   instruments (except in
                                   extraordinary circumstances)/8/
-------------------------------------------------------------------------------------------------------------
Tax-Exempt New York                     .                              .           .          .
                                   At least 80% of net assets                              Up to 10% of total
                                   in tax-exempt municipal                                 assets in other
                                   obligations and at least 65% of                         investment
                                   total assets in New York                                companies
                                   instruments (except in
                                   extraordinary circumstances)/8/
-------------------------------------------------------------------------------------------------------------

 Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.

  7 Will only make such investments when yields on such securities are attractive compared to other taxable investments.

  8 Ordinarily expect that 100% of a Fund's portfolio securities will be invested in municipal obligations, but the Funds may, for temporary defensive purposes, hold cash or invest in short-term taxable securities.

  9 To the extent permitted by Rule 2a-7, securities without short-term ratings may be purchased if they are deemed to be of comparable quality to First Tier Securities, or to the extent that a Fund may purchase Second Tier Securities, comparable in quality to Second Tier Securities. In addition, a Fund holding a security supported by a guarantee or demand feature may rely on the credit quality of the guarantee or demand feature in determining the credit quality of the investment.

 10 If such policy should change, private activity bonds subject to AMT would not exceed 20% of a Fund's net assets under normal market conditions.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES


      Private                                Summary of
     Activity           Credit              Taxation for
       Bonds          Quality/9/          Distributions/14/                       Miscellaneous
---------------------------------------------------------------------------------------------------------------
         .          First Tier/12/  Taxable federal and state/15/ Reverse repurchase agreements not permitted



---------------------------------------------------------------------------------------------------------------
         .          First Tier/12/  Taxable federal and state/15/ May invest in obligations of the International Bank
                                                                  for Reconstruction and
                                                                  Development. Reverse
                                                                  repurchase agreements not permitted
---------------------------------------------------------------------------------------------------------------
                    First Tier/12/  Taxable federal and state/15/ Reverse repurchase agreements not permitted
---------------------------------------------------------------------------------------------------------------
                    First Tier/12/  Taxable federal and           Reverse repurchase agreements
                                    generally exempt from         not permitted
                                    state taxation
---------------------------------------------------------------------------------------------------------------
                    First Tier/12/  Taxable federal and state/15/ Reverse repurchase agreements not permitted



---------------------------------------------------------------------------------------------------------------
                    First Tier/12/  Taxable federal and           Under extraordinary circumstances,
                                    generally exempt from         may hold cash, U.S. Government
                                    state taxation                Securities subject to state taxation
                                                                  or cash equivalents. Reverse repurchase
                                                                  agreements not permitted
---------------------------------------------------------------------------------------------------------------
         .          First/12/ or    Tax-exempt federal and        May (but does not currently intend to)
     (Does not      Second Tier/13/ taxable state/16/             invest up to 20% in securities subject to
     intend to                                                    AMT and may temporarily invest in the taxable
 invest)/10/,/11/                                                 money market instruments described herein.
                                                                  Reverse repurchase agreements not permitted
---------------------------------------------------------------------------------------------------------------
         .          First/12/ or    Tax-exempt federal            May (but does not currently intend to)
     (Does not      Second Tier/13/ and California State          invest up to 20% in AMT securities
     intend to                                                    and may temporarily invest in the taxable
 invest)/10/,/11/                                                 money market instruments described herein.
                                                                  Reverse repurchase agreements not permitted


---------------------------------------------------------------------------------------------------------------
         .          First/12/ or    Tax-exempt federal,           May invest up to 20% in AMT securities
  (not more than    Second Tier/13/ New York State and            and may temporarily invest in the taxable
    20% of net                      New York City                 money market instruments described herein.
    assets)/11/                                                   Reverse repurchase agreements not permitted



---------------------------------------------------------------------------------------------------------------

 11 No more than 25% of the value of a Fund's total assets may be invested in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry.

 12 First Tier Securities are (a) rated in the highest short-term rating category by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings. U.S. Government Securities are considered First Tier Securities.

 13 Second Tier Securities are (a) rated in the top two short-term rating categories by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings.

 14 See "Taxation" for an explanation of the tax consequences summarized in the table above.

 15 Taxable in many states except for distributions from U.S. Treasury
    Obligation interest income and certain U.S. Government Securities interest income.

 16 Taxable except for distributions from interest on obligations of an investor's state of residence in certain states.

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete invest-ment program. There can be no assurance that a Fund will achieve its investment objective.


                                Prime        Money      Treasury      Treasury
 .Applicable                 Obligations    Market     Obligations   Instruments
 --  Not Applicable           Portfolio    Portfolio    Portfolio     Portfolio
--------------------------------------------------------------------------------
 NAV                              .            .            .             .
 Interest Rate                    .            .            .             .
 Credit/Default                   .            .            .             .
 Liquidity                        .            .            .             .
 U.S. Government Securities       .            .           --            --
 Concentration                   --           --           --            --
 Foreign                         --            .           --            --
 Banking Industry                --            .           --            --
 Tax                             --           --           --            --
--------------------------------------------------------------------------------

                                                    PRINCIPAL RISKS OF THE FUNDS

                                       Tax-Exempt          Tax-Exempt         Tax-Exempt
  Government          Federal          Diversified         California          New York
  Portfolio          Portfolio          Portfolio          Portfolio          Portfolio
----------------------------------------------------------------------------------------
       .                 .                  .                  .                  .
       .                 .                  .                  .                  .
       .                 .                  .                  .                  .
       .                 .                  .                  .                  .
       .                 .                 --                  --                 --
       --               --                  .                  .                  .
       --               --                 --                  --                 --
       --               --                 --                  --                 --
       --               --                  .                  .                  .
----------------------------------------------------------------------------------------

Risks that apply to all Funds:

 .NAV Risk--The risk that a Fund will not be able to maintain a NAV per share of $1.00 at all times.
 .Interest Rate Risk--The risk that during periods of rising interest rates, a Fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Fund's yield will tend to be higher.
 .Credit/Default Risk--The risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agree-ment, may default on its payment obligations. In addition, with respect to the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfo-lios, risk of loss from payment default may also exist where municipal instru-ments are backed by foreign letters of credit or guarantees.
 .Liquidity Risk--The risk that a Fund will be unable to pay redemption proceeds within the time period stated in this Prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.

Risk that applies to the Prime Obligations, Money Market, Government and Federal Portfolios:

 .U.S. Government Securities Risk--The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Risks that apply to the Money Market Portfolio:

 .Foreign Risk--The risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries, less publicly available financial and other information, less stringent foreign securities regulations and accounting and disclosure standards, or other factors. The Money Market Portfolio may not invest more than 25% of its total assets in the securities of any one foreign government.
 .Banking Industry Risk--The risk that if the Fund invests more than 25% of its total assets in bank obligations, an adverse development in the banking indus-try may affect the value of the Fund's investments more than if the Fund's investments were not invested to such a degree in the banking industry. Nor-mally, the Money Market Portfolio intends to invest more than 25% of its total assets in bank obligations. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles.

                                                    PRINCIPAL RISKS OF THE FUNDS


Risks that apply to the Tax-Exempt Funds:

 .Concentration Risk--The risk that if a Fund invests more than 25% of its total assets in issuers within the same state, industry or economic sector, an adverse economic, business or political development may affect the value of the Fund's investments more than if its investments were not so concentrated. The Tax-Exempt California and Tax-Exempt New York Portfolios intend to invest at least 65% of their total assets in California municipal obligations and New York municipal obligations, respectively. These two Funds are classified as "non-diversified" for regulatory purposes.

 .Tax Risk--The risk that future legislative or administrative changes or court decisions may materially affect the ability of a Fund to pay federal tax-exempt dividends (in the case of each of these Funds) and state tax-exempt dividends (in the case of the Tax-Exempt California and Tax-Exempt New York Portfolios). These Funds would not be a suitable investment for IRAs, other tax-exempt or tax deferred accounts or for other investors who are not sensi-tive to the federal, state or local tax consequences of these investments.

More information about the Funds' portfolio securities and investment tech-niques, and their associated risks, is provided in Appendix A. You should con-sider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Fund Performance

 HOW THE FUNDS HAVE PERFORMED


 The bar chart and table below provide an indication of the risks of invest-ing in a Fund by showing: (a) changes in the performance of a Fund's Admin-istration Shares from year to year; and (b) the average annual returns of a Fund's Administration Shares. Investors should be aware that the fluctuation of interest rates is one primary factor in performance volatility. The bar chart and table assume reinvestment of dividends and distributions. A Fund's past performance is not necessarily an indication of how the Fund will per-form in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund's performance would have been reduced. You may obtain a Fund's current yield by calling 1-800-621-2550.

                                                                FUND PERFORMANCE

Prime Obligations Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter
 Q1 '91  1.68%

 Worst Quarter
 Q2 '93  0.68%


                                          [CHART]
                                     1991     5.94%
                                     1992     3.61%
                                     1993     2.82%
                                     1994     3.91%
                                     1995     5.63%
                                     1996     5.06%
                                     1997     5.22%
                                     1998     5.16%
                                     1999     4.74%

 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1999    1 Year 5 Years Since Inception
 -------------------------------------------------------------------------
  Administration Shares (Inception 6/5/90)  4.74%   5.16%       4.86%
 -------------------------------------------------------------------------

Money Market Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter
 Q1 '91  1.68%

 Worst Quarter
 Q2 '93  0.70%


                                          [CHART]
                                     1991     5.96%
                                     1992     3.62%
                                     1993     2.88%
                                     1994     3.98%
                                     1995     5.69%
                                     1996     5.12%
                                     1997     5.28%
                                     1998     5.17%
                                     1999     4.76%

 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1999     1 Year 5 Years Since Inception
 --------------------------------------------------------------------------
  Administration Shares (Inception 6/12/90)  4.76%   5.20%       4.90%
 --------------------------------------------------------------------------

                                                                FUND PERFORMANCE

Treasury Obligations Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter
 Q1 '91  1.57%

 Worst Quarter
 Q2 '93  0.67%


 AVERAGE ANNUAL TOTAL RETURN               [CHART]
                                      1991     5.78%
                                      1992     3.47%
                                      1993     2.84%
                                      1994     3.95%
                                      1995     5.67%
                                      1996     5.09%
                                      1997     5.24%
                                      1998     5.09%
                                      1999     4.66%



  For the period ended December 31, 1999     1 Year 5 Years Since Inception
 --------------------------------------------------------------------------
  Administration Shares (Inception 6/12/90)  4.48%   5.02%       4.72%
 --------------------------------------------------------------------------

Treasury Instruments Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter
 Q2 '95  1.41%

 Worst Quarter
 Q2 '93  0.68%


 AVERAGE ANNUAL TOTAL RETURN               [CHART]
                                      1992     3.38%
                                      1993     2.83%
                                      1994     3.85%
                                      1995     5.54%
                                      1996     4.95%
                                      1997     5.01%
                                      1998     4.80%
                                      1999     4.22%



  For the period ended December 31, 1999     1 Year 5 Years Since Inception
 --------------------------------------------------------------------------
  Administration Shares (Inception 7/24/91)  4.22%   4.90%       4.37%
 --------------------------------------------------------------------------

                                                                FUND PERFORMANCE

Government Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter
 Q1 '91  1.59%

 Worst Quarter
 Q2 '93  0.68%


                                           [CHART]
                                      1991     5.75%
                                      1992     3.56%
                                      1993     2.79%
                                      1994     3.79%
                                      1995     5.62%
                                      1996     4.99%
                                      1997     5.15%
                                      1998     5.05%
                                      1999     4.61%

 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1999    1 Year 5 Years Since Inception
 -------------------------------------------------------------------------
  Administration Shares (Inception 6/1/90)  4.61%   5.08%       4.78%
 -------------------------------------------------------------------------

Federal Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter
 Q1 '91  1.61%

 Worst Quarter
 Q2 '93  0.69%


 AVERAGE ANNUAL TOTAL RETURN               [CHART]
                                      1991     5.78%
                                      1992     3.47%
                                      1993     2.84%
                                      1994     3.95%
                                      1995     5.67%
                                      1996     5.09%
                                      1997     5.24%
                                      1998     5.09%
                                      1999     4.66%



  For the period ended December 31, 1999     1 Year 5 Years Since Inception
 --------------------------------------------------------------------------
  Administration Shares (Inception 9/20/90)  4.66%   5.15%       4.73%
 --------------------------------------------------------------------------

                                                                FUND PERFORMANCE

Tax-Exempt Diversified Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter
 Q1 '91  1.09%

 Worst Quarter
 Q1 '94  0.48%


            [CHART]
         1991     4.17%
         1992     2.67%
         1993     2.09%
         1994     2.55%
         1995     3.57%
         1996     3.09%
         1997     3.23%
         1998     3.02%
         1999     2.73%

 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1999     1 Year 5 Years Since Inception
 --------------------------------------------------------------------------
  Administration Shares (Inception 6/12/90)  2.73%   3.13%       3.16%
 --------------------------------------------------------------------------

Tax-Exempt California Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter
 Q1 '91  0.95%

 Worst Quarter
 Q1 '94  0.44%


 AVERAGE ANNUAL TOTAL RETURN               [CHART]
                                      1991     3.80%
                                      1992     2.47%
                                      1993     1.93%
                                      1994     2.37%
                                      1995     3.40%
                                      1996     2.88%
                                      1997     3.00%
                                      1998     2.68%
                                      1999     2.45%



  For the period ended December 31, 1999     1 Year 5 Years Since Inception
 --------------------------------------------------------------------------
  Administration Shares (Inception 12/3/90)  2.45%   2.88%       2.79%
 --------------------------------------------------------------------------

                                                                FUND PERFORMANCE

Tax-Exempt New York Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter
 Q2 '95     0.89%

 Worst Quarter
 Q1 '94     0.44%



          [CHART]

   1992           2.55%
   1993           2.05%
   1994           2.41%
   1995           3.35%
   1996           2.90%
   1997           3.14%
   1998           2.87%
   1999           2.60%
 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1998     1 Year 5 Years Since Inception
 --------------------------------------------------------------------------
  Administration Shares (Inception 2/15/91)  2.60%   2.97%       2.84%
 --------------------------------------------------------------------------

Fund Fees and Expenses (Administration Shares)

This table describes the fees and expenses that you would pay if you buy and hold ILA Administration Shares of a Fund.

                                               Prime      Money    Treasury
                                            Obligations  Market   Obligations
                                             Portfolio  Portfolio  Portfolio
-----------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on
 Purchases                                     None       None       None
Maximum Deferred Sales Charge (Load)           None       None       None
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                          None       None       None
Redemption Fees                                None       None       None
Exchange Fees                                  None       None       None
Annual Fund Operating Expenses
(expenses that are deducted from Fund
 assets):/1/
Management Fees                                0.35%      0.35%      0.35%
Administration Fees/2/                         0.15%      0.15%      0.15%
Other Expenses/3/                              0.08%      0.06%      0.07%
-----------------------------------------------------------------------------
Total Fund Operating Expenses/4/               0.58%      0.56%      0.57%
-----------------------------------------------------------------------------

                                             Treasury
                                            Instruments Government  Federal
                                             Portfolio  Portfolio  Portfolio
----------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on
 Purchases                                     None        None      None
Maximum Deferred Sales Charge (Load)           None        None      None
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                          None        None      None
Redemption Fees                                None        None      None
Exchange Fees                                  None        None      None
Annual Fund Operating Expenses
(expenses that are deducted from Fund
 assets):/1/
Management Fees                                0.35%      0.35%      0.35%
Administration Fees/2/                         0.15%      0.15%      0.15%
Other Expenses/3/                              0.08%      0.10%      0.06%
----------------------------------------------------------------------------
Total Fund Operating Expenses/4/               0.58%      0.60%      0.56%
----------------------------------------------------------------------------

                                                          FUND FEES AND EXPENSES



                                            Tax-Exempt  Tax-Exempt Tax-Exempt
                                            Diversified California  New York
                                             Portfolio  Portfolio  Portfolio
-----------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on
 Purchases                                     None        None       None
Maximum Deferred Sales Charge (Load)           None        None       None
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                          None        None       None
Redemption Fees                                None        None       None
Exchange Fees                                  None        None       None
Annual Fund Operating Expenses
(expenses that are deducted from Fund
 assets):/1/
Management Fees                                0.35%      0.35%      0.35%
Administration Fees/2/                         0.15%      0.15%      0.15%
Other Expenses/3/                              0.07%      0.07%      0.09%
-----------------------------------------------------------------------------
Total Fund Operating Expenses/4/               0.57%      0.57%      0.59%
-----------------------------------------------------------------------------

/1/The Funds' annual operating expenses are based on actual expenses. /2/Service Organizations may charge other fees directly to their customers who are the beneficial owners of Administration Shares in connection with their customers' accounts. Such fees may affect the return such customers realize with respect to their investments.
/3/"Other Expenses" include transfer agency fees equal to 0.04% of the average daily net assets of each Fund's Administration Shares plus all other ordinary expenses not detailed above.

/4/The Investment Adviser has voluntarily agreed to reduce or limit "Total Fund Operating Expenses" of each Fund (excluding administration fees, taxes, interest, brokerage fees, litigation, indemnification and other extraordinary expenses) to 0.43% of each Fund's average daily net assets. As a result of the current expense limitations, "Other Expenses" and "Total Fund Operating Expenses" of the Government Portfolio and Tax-Exempt New York Portfolio which are actually incurred are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser with the approval of the Trustees. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                                   Tax-Exempt
                                                        Government  New York
                                                        Portfolio  Portfolio
 ----------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):
  Management Fees                                         0.35%      0.35%
  Administration Fees                                     0.15%      0.15%
  Other Expenses                                          0.08%      0.08%
 ----------------------------------------------------------------------------
  Total Fund Operating Expenses (after current expense
   limitations)                                           0.58%      0.58%
 ----------------------------------------------------------------------------

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Administration Shares of a Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your invest-ment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assump-tions your costs would be:


Fund                    1 Year 3 Years 5 Years 10 Years
-------------------------------------------------------
Prime Obligations        $59    $186    $324     $726
-------------------------------------------------------
Money Market             $57    $179    $313     $701
-------------------------------------------------------
Treasury Obligations     $58    $183    $318     $714
-------------------------------------------------------
Treasury Instruments     $59    $186    $324     $726
-------------------------------------------------------
Government               $61    $192    $335     $750
-------------------------------------------------------
Federal                  $57    $179    $313     $701
-------------------------------------------------------
Tax-Exempt Diversified   $58    $183    $318     $714
-------------------------------------------------------
Tax-Exempt California    $58    $183    $318     $714
-------------------------------------------------------
Tax-Exempt New York      $60    $189    $329     $738
-------------------------------------------------------

Service Organizations that invest in Administration Shares on behalf of their customers may charge other fees directly to their customer accounts in connec-tion with their investments. You should contact your Service Organization for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investment.

Certain Service Organizations that invest in Administration Shares may receive other compensation in connection with the sale and distribution of Administra-tion Shares or for services to their customers' accounts and/or the Funds. For additional information regarding such compensation, see "Shareholder Guide" in the Prospectus and "Other Information" in the Additional Statement.

Service Providers

 INVESTMENT ADVISER

 As of September 1, 1999, the Investment Management Division ("IMD") was established as a new operating division of Goldman Sachs. This newly created entity includes GSAM. GSAM, 32 Old Slip, New York, New York 10005, acts as Investment Adviser to the Funds. Goldman Sachs registered as an investment adviser in 1981. The Goldman Sachs Group, L.P., which controlled the Investment Adviser, merged into The Goldman Sachs Group, Inc. as a result of an initial public offering. As of December 31, 1999, GSAM, along with other units of IMD, had assets under management of $258.5 billion.

 The Investment Adviser provides day-to-day advice regarding the Funds' port-folio transactions. The Investment Adviser also performs the following serv-ices for the Funds:
 .Continually manages each Fund, including the purchase, retention and disposition of securities and other assets
 .Administers each Fund's business affairs
 .Performs various recordholder servicing functions (to the extent not provided by other organizations)
 Pursuant to an SEC order, each Taxable and Tax-Advantaged Fund may enter into principal transactions in certain taxable money market instruments, including repurchase agreements, with Goldman Sachs.

 MANAGEMENT FEES

 As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Portfolio's average daily net assets):

                                           Actual Rate For the
                                           Fiscal Year Ended
  Fund                    Contractual Rate December 31, 1999
 -------------------------------------------------------------
  Prime Obligations            0.35%              0.35%
 -------------------------------------------------------------
  Money Market                 0.35%              0.35%
 -------------------------------------------------------------
  Treasury Obligations         0.35%              0.35%
 -------------------------------------------------------------
  Treasury Instruments         0.35%              0.35%
 -------------------------------------------------------------
  Government                   0.35%              0.35%
 -------------------------------------------------------------
  Federal                      0.35%              0.35%
 -------------------------------------------------------------
  Tax-Exempt Diversified       0.35%              0.35%
 -------------------------------------------------------------
  Tax-Exempt California        0.35%              0.35%
 -------------------------------------------------------------
  Tax-Exempt New York          0.35%              0.35%
 -------------------------------------------------------------

 The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

 DISTRIBUTOR AND TRANSFER AGENT


 Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Funds' transfer agent (the "Transfer Agent") and, as such, performs various shareholder servicing functions.

 From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

 YEAR 2000

 Goldman Sachs spent a total of approximately $185 million over the past sev-eral years to address the potential hardware, software and other computer and technology issues and related concerns associated with the transition to Year 2000 and to confirm that its service providers did the same. As a result of those efforts, Goldman Sachs has not experienced any material dis-ruptions in its operations in connection with, or following, the transition to the Year 2000.

Dividends

 All or substantially all of each Fund's net investment income will be declared as a dividend daily. Dividends will normally, but not always, be declared as of 4:00 p.m. New York time as a dividend and distributed month-ly. You may choose to have dividends paid in:
 .Cash
 .Additional shares of the same class of the same Fund

 You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the applicable Fund.

 Dividends will be reinvested as of the last calendar day of each month. Cash distributions normally will be paid on or about the first business day of each month. Net short-term capital gains, if any, will be distributed in accordance with federal income tax requirements and may be reflected in a Fund's daily distributions.

 Each Fund may distribute at least annually other realized capital gains, if any, after reduction by available capital losses. In order to avoid exces-sive fluctuations in the amount of monthly capital gains distributions, a portion of any net capital gains realized on the disposition of securities during the months of November and December may be distributed during the subsequent calendar year. Although realized gains and losses on the assets of a Fund are reflected in the NAV of the Fund, they are not expected to be of an amount which would affect the Fund's NAV of $1.00 per share.

Shareholder Guide

 The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds' Administration Shares.

 HOW TO BUY SHARES


 How Can I Purchase Administration Shares Of The Funds?
 Generally, Administration Shares may be purchased only through institutions that have agreed to provide account administration and maintenance services to their customers who are the beneficial owners of Administration Shares. These institutions are called "Service Organizations." Customers of a Serv-ice Organization will normally give their purchase instructions to the Serv-ice Organization, and the Service Organization will, in turn, place purchase orders with Goldman Sachs. Service Organizations will set times by which purchase orders and payments must be received by them from their customers. Generally, Administration Shares may be purchased from the Funds on any business day at their NAV next determined after receipt of an order by Goldman Sachs from a Service Organization. Shares begin earning dividends after the Fund's receipt of the purchase amount in federal funds. No sales load is charged.

 Service Organizations are responsible for transmitting purchase orders and payments to Goldman Sachs in a timely fashion. Service Organizations should place a purchase order in writing or by telephone.

 -----------------------------------------------------------
  By Writing:      Goldman Sachs Funds
                   4900 Sears Tower - 60th Floor
                   Chicago, IL 60606-6372
 -----------------------------------------------------------
  By Telephone:    1-800-621-2550
                   (8:00 a.m. to 4:00 p.m New York time)
 -----------------------------------------------------------

 Before or immediately after placing an initial purchase order, a Service Organization should complete and send to Goldman Sachs the Account Applica-tion.

 In certain instances, the Trust may require a signature guarantee in order to effect purchase, redemption or exchange transactions. Signature guaran-tees must be obtained from a bank, brokerage firm or other financial inter-mediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a signa-ture guarantee.

                                                               SHAREHOLDER GUIDE

 Service Organizations may send their payments as follows:
 .Wire federal funds to The Northern Trust Company ("Northern"), as sub-cus-todian for State Street Bank and Trust Company ("State Street") (each Fund's custodian); or

 .Send a check or Federal Reserve draft payable to Goldman Sachs Funds -
  (Name of Fund and Class of Shares), 4900 Sears Tower - 60th Floor, Chicago, IL 60606-6372. The Funds will not accept a check drawn on a foreign bank or a third-party check.

 It is strongly recommended that payment be effected by wiring federal funds to Northern.

 It is expected that Federal Reserve drafts will ordinarily be converted to federal funds on the day of receipt and that checks will be converted to federal funds within two business days after receipt.

 When Do Shares Begin Earning Dividends?

 Dividends begin to accrue as follows:


  If an effective order and federal
  funds are received:                 Dividends begin:
 ------------------------------------------------------
  Taxable and Tax-Advantaged Funds:
   .By 3:00 p.m. New York time        Same business day
   .After 3:00 p.m. New York time     Next business day
 ------------------------------------------------------
  Tax-Exempt Funds:
   .By 1:00 p.m. New York time        Same business day
   .After 1:00 p.m. New York time     Next business day
 ------------------------------------------------------

 What Do I Need To Know About Service Organizations?
 Service Organizations may provide the following services in connection with their customers' investments in Administration Shares:
 .Acting, directly or through an agent, as the sole shareholder of record .Maintaining account records for customers
 .Processing orders to purchase, redeem or exchange shares for customers

 In addition, some (but not all) Service Organizations are authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other interme-diaries to accept such orders, if approved by the Trust. In these cases:
 .A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a business day, and the order will be priced at the Fund's NAV next deter-mined after such acceptance.

 .Service Organizations or intermediaries will be responsible for transmit-ting accepted orders and payments to the Trust within the time period agreed upon by them.

 You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

 Pursuant to an administration plan adopted by the Trust's Board of Trustees, Service Organizations are entitled to receive payment for their services from the Trust of up to 0.15% (on an annualized basis) of the average daily net assets of the Administration Shares of the Funds, which are attributable to or held in the name of the Service Organization for its customers. In addition, GSAM, at its own expense, may pay a Service Organization, up to 0.10% of the average daily net assets of the Administration Shares of the Fund, which are attributable to or held in the name of the Service Organiza-tion for its customers. The compensation paid by GSAM does not represent an additional expense to a Fund or its shareholders, since it will be paid from the assets of GSAM.

 The Investment Adviser, Distributor and/or their affiliates may pay addi-tional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Service Organizations and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds.

 In addition to Administration Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Administration Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

 What Is My Minimum Investment In The Funds?
 The Funds do not have any minimum purchase or account requirements with respect to Administration Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Adminis-tration Shares, and may establish other requirements such as a minimum account balance. A Service Organization may redeem Administration Shares held by non-complying accounts, and may impose a charge for any special services.

 What Else Should I Know About Share Purchases?
 The Trust reserves the right to:
 .Modify or waive the minimum investment and minimum account balance require-
  ment.
 .Reject any purchase order for any reason.

                                                               SHAREHOLDER GUIDE


 The Funds may allow Service Organizations to purchase shares with securities instead of cash if consistent with a Fund's investment policies and opera-tions and if approved by the Fund's Investment Adviser.

 How Are Shares Priced?
 The price you pay or receive when you buy, sell or exchange Administration Shares is determined by a Fund's NAV. The Funds calculate NAV as follows:

                    (Value of Assets of the Class)
                     - (Liabilities of the Class)
      NAV = _______________________________
                   Number of Outstanding Shares of the Class

 .NAV per share of each class is calculated by State Street on each business day as of the close of regular trading on the New York Stock Exchange (nor-mally 4:00 p.m. New York time). Fund shares will be priced on any day the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for local holidays.
 .On any business day when the Bond Market Association ("BMA") recommends that the securities markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund's closing time and credit will be given to the next business day.
 .The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as permit-ted by the SEC.

 To help each Fund maintain its $1.00 constant share price, portfolio securi-ties are valued at amortized cost in accordance with SEC regulations. Amor-tized cost will normally approximate market value. There can be no assurance that a Fund will be able at all times to maintain a NAV of $1.00 per share.

 HOW TO SELL SHARES

 How Can I Sell Administration Shares Of The Funds?
 Generally, Administration Shares may be sold (redeemed) only through Service Organizations. Customers of a Service Organization will normally give their redemption instructions to the Service Organization, and the Service Organi-zation will, in turn, place redemption orders with the Funds. Generally, each Fund will redeem its Administration Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. A Service Organization may request redemptions in writing or by tele-phone if the optional telephone redemption privilege is elected on the Account Application.

 --------------------------------------------------------------
  By Writing:      Goldman Sachs Funds
                   4900 Sears Tower - 60th Floor
                   Chicago, IL 60606-6372
 --------------------------------------------------------------
  By Telephone:    If you have elected the telephone redemption
                   privilege on your Account Application:
                   .1-800-621-2550 (8:00 a.m. to 4:00 p.m.
                    New York time)
 --------------------------------------------------------------

 Certain Service Organizations are authorized to accept redemption requests on behalf of the Funds as described under "What Do I Need To Know About Service Organizations?" A redemption may also be made with respect to cer-tain Funds by means of the check redemption privilege.

 What Do I Need To Know About Telephone Redemption Requests?

 The Trust, the Distributor, and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized tel-ephone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:
  .All telephone requests are recorded.
  .Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the request-ing party and the designated bank account to verify instructions.
  .The telephone redemption option may be modified or terminated at any time.

  Note: It may be difficult to make telephone redemptions in times of dras-tic economic or market conditions.

                                                               SHAREHOLDER GUIDE


 When Will Redemption Proceeds Be Wired?
 Redemption proceeds will normally be wired to the bank account designated on a Service Organization's Account Application as follows:


  Redemption Request
  Received                    Redemption Proceeds        Dividends
 ----------------------------------------------------------------------
  Taxable and Tax-
   Advantaged Funds:
 ----------------------------------------------------------------------
   .By 3:00 p.m. New York   Wired same business day Not earned on day
    time                                            request is received
   .After 3:00 p.m. New     Wired next business day Earned on day
    York time                                       request is received
 ----------------------------------------------------------------------
  Tax-Exempt Funds:
 ----------------------------------------------------------------------
   .By 12:00 p.m. New York  Wired same business day Not earned on day
    time                                            request is received
   .After 12:00 p.m. New    Wired next business day Earned on day
    York time                                       request is received
 ----------------------------------------------------------------------

 .Although redemption proceeds will normally be wired as described above, each Fund reserves the right to pay redemption proceeds up to three busi-ness days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.

 .Neither the Trust, Goldman Sachs nor any other institution assumes any responsibility for the performance of intermediaries or your Service Organ-ization in the transfer process. If a problem with such performance arises, you should deal directly with such intermediaries or Service Organizations.

 What Should I Know About The Check Redemption Privilege?
 A Service Organization may elect to have a special account with State Street for the purpose of redeeming Administration Shares from its account by check.
 The following general policies govern the check redemption privilege:
 .The Service Organization will be provided with a supply of checks when
  State Street receives a completed signature card and authorization form. Checks drawn on the account may be payable to the order of any person in any amount over $500, but cannot be certified.
 .The payee of the check may cash or deposit it just like any other check drawn on a bank.

 .When the check is presented to State Street for payment, a sufficient num-ber of full or fractional Administration Shares will be redeemed to cover the amount of the check.
 .Canceled checks will be returned to the Service Organization by State
  Street.
 .The check redemption privilege allows a Service Organization to receive the dividends declared on the Administration Shares that are to be redeemed until the check is actually processed. Because of this feature, accounts may not be completely liquidated by check.
 .If the amount of the check is greater than the value of the Administration
  Shares held in the Service Organization's account, the check will be returned unpaid. In this case, the Service Organization may be subject to extra charges.
 .The Trust reserves the right to limit the availability of, modify or termi-nate the check redemption privilege at any time with respect to any or all Service Organizations.

 What Else Do I Need To Know About Redemptions?
 The following generally applies to redemption requests:
 .Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
 .Service Organizations are responsible for the timely transmittal of redemp-tion requests by their customers to the Transfer Agent. In order to facili-tate the timely transmittal of redemption requests, Service Organizations may set times by which they must receive redemption requests. Service Orga-nizations may also require additional documentation from you.

 The Trust reserves the right to:

 .Redeem the Administration Shares of any Service Organization whose account balance falls below the minimum as a result of a redemption. The Fund will give 60 days' prior written notice to allow a Service Organization to pur-chase sufficient additional shares of the Fund in order to avoid such redemption. Different rules may apply to investors who have established brokerage accounts with Goldman Sachs in accordance with the terms and con-ditions of their account agreements.
 .Redeem the shares in other circumstances determined by the Board of Trust-ees to be in the best interest of the Trust.

 .Pay redemptions by a distribution in-kind of securities (instead of cash).
  If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

 .Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to the Fund as undeliverable or remain uncashed for six months. In addition, that distribution and all future distributions payable to you will be reinvested at NAV in additional Fund shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                                                               SHAREHOLDER GUIDE


 Can I Exchange My Investment From One Fund To Another?
 A Service Organization may exchange Administration Shares of a Fund at NAV for shares of the corresponding class of any other Goldman Sachs Fund.

 The exchange privilege may be materially modified or withdrawn at any time upon 60 days' written notice.




  Instructions For Exchanging Shares:
 ---------------------------------------------------------------
  By Writing:      .Write a letter of instruction that includes:
                   .The recordholder name(s) and signature(s)
                   .The account number
                   .The Fund names and Class of Shares
                   .The dollar amount to be exchanged
                   .Mail the request to:
                    Goldman Sachs Funds
                    4900 Sears Tower - 60th Floor
                    Chicago, IL 60606-6372
 ---------------------------------------------------------------
  By Telephone:    If you have elected the telephone exchange
                   privilege on your Account Application:
                   .1-800-621-2550 (8:00 a.m. to 4:00 p.m.
                    New York time)
 ---------------------------------------------------------------

 You should keep in mind the following factors when making or considering an exchange:
 .You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
 .All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund, except that this requirement may be waived at the discretion of the Trust.
 .Telephone exchanges normally will be made only to an identically registered account.
 .Shares may be exchanged among accounts with different names, addresses, and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
 .Exchanges are available only in states where exchanges may be legally made. .It may be difficult to make telephone exchanges in times of drastic eco-
  nomic or market conditions.
 .Goldman Sachs may use reasonable procedures described under "What Do I Need
  To Know About Telephone Redemption Requests?" in an effort to prevent unau-thorized or fraudulent telephone exchange requests.

 For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should con-sult your tax adviser concerning the tax consequences of an exchange.

 What Types Of Reports Will I Be Sent Regarding Investments In Administration Shares?

 Service Organizations will receive from the Funds annual reports containing audited financial statements and semi-annual reports. Upon request, Service Organizations will also be provided with a printed confirmation for each transaction. Any dividends and distributions paid by the Funds are also reflected in regular statements issued by the Funds to Service Organiza-tions. Service Organizations are responsible for providing these or other reports to their customers who are the beneficial owners of Administration Shares in accordance with the rules that apply to their accounts with the Service Organizations.

Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should con-sult your tax adviser about the federal, state, local or foreign tax conse-quences of your investment in the Funds.

Unless your investment is an IRA or other tax-advantaged accounts, you should consider the possible tax consequences of Fund distributions.

Taxes on Distributions: Except for the Tax-Free Money Market Fund, distribu-tions of investment income are taxable as ordinary income for federal tax pur-poses, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. To the extent that Fund distributions are attributable to interest on federal obligations or interest on obligations of your state of residence or its municipalities or authorities, they will in most cases be exempt from state and local income taxes. Distributions from the Tax-Free Money Market Fund that are designated as "exempt interest dividends" are generally not subject to fed-eral income tax. Distributions of short-term capital gains are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. The Funds will inform shareholders of the character and tax status of all distributions promptly after the close of each calendar year.

You should note that a portion of the exempt-interest dividends paid by the Tax-Free Money Market Fund may be a preference item when determining your fed-eral alternative minimum tax liability. Exempt-interest dividends are also taken into account in determining the taxable portion of social security or railroad retirement benefits. Any interest on indebtedness incurred by you to purchase or carry shares in the Tax-Free Money Market Fund generally will not be deductible for federal income tax purposes.

Other Information: When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Fund must withhold 31% of your taxable distributions and any redemption pro-ceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so. Non-U.S. investors may be subject to U.S. withholding and estate tax.

Appendix A
Additional Information on Portfolio
Risks, Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental policies and investment restrictions that cannot be changed without shareholder approval. You should note, however, that all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objective, you should consider whether that Fund remains an appropriate invest-ment in light of your then current financial position and needs.

U.S. Treasury Obligations and U.S. Government Securities. U.S. Treasury Obligations include securities issued or issued or guaranteed by the U.S. Treasury ("U.S. Treasury Obligations"). Payment of principal and interest on these obligations is backed by the full faith and credit of the U.S. government. U.S. Treasury Obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS").

U.S. Government Securities are obligations issued or guaranteed by U.S. govern-ment agencies, authorities, instrumentalities or sponsored enterprises ("U.S. Government Securities"). Unlike U.S. Treasury Obligations, U.S. Government Securities can be supported by either (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("Ginnie Mae"));
(b) the right of the issuer to borrow from the U.S. Treasury (such as securi-ties of the Student Loan Marketing Association); (c) the discretionary author-ity of the U.S. government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")); or (d) only the credit of the issu-er.

U.S. Government Securities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid. U.S. Government Securities also include zero coupon bonds.

                                                                      APPENDIX A


Some Funds invest in U.S. Treasury Obligations and certain U.S. Government Securities the interest from which is generally exempt from state income taxa-tion. Securities generally eligible for this exemption include those issued by the U.S. Treasury and certain agencies, authorities or instrumentalities of the U.S. government, including the Federal Home Loan Banks, Federal Farm Credit Banks, Tennessee Valley Authority and Student Loan Marketing Association.

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authori-ties, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Bank Obligations. Bank obligations include certificates of deposit, commercial paper, unsecured bank promissory notes, bankers' acceptances, time deposits and other debt obligations. Certain Funds may invest in obligations issued or backed by U.S. banks when a bank has more than $1 billion in total assets at the time of purchase or is a branch or subsidiary of such a bank. In addition, certain Funds may invest in U.S. dollar-denominated obligations issued or guaranteed by foreign banks that have more than $1 billion in total assets at the time of purchase, U.S. branches of such foreign banks (Yankee obligations), foreign branches of such foreign banks and foreign branches of U.S. banks having more than $1 billion in total assets at the time of purchase. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation.

If a Fund invests more than 25% of its total assets in bank obligations (whether foreign or domestic), it may be especially affected by favorable and adverse developments in or related to the banking industry. The activities of U.S. and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of opera-tions and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate mar-kets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

Commercial Paper. A Fund may invest in commercial paper, including variable amount master demand notes and asset-backed commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. The commercial paper purchased by a Fund consists of direct U.S. dollar-denominated obligations of domestic or, in the case of certain Funds, foreign issuers.

Short-Term Obligations. A Fund may invest in other short-term obligations, including short-term funding agreements payable in U.S. dollars and issued or guaranteed by U.S. corporations, foreign corporations or other entities. A funding agreement is a contract between an issuer and a purchaser that obli-gates the issuer to pay a guaranteed rate of interest on a principal sum depos-ited by the purchaser. Funding agreements will also guarantee a stream of pay-ments over time. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaran-teed for a set time period. Because there is normally no secondary market for these investments, funding agreements purchased by a Fund may be regarded as illiquid.

Repurchase Agreements. Certain Funds may enter into repurchase agreements with primary dealers in U.S. Government Securities and banks affiliated with primary dealers. Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price.

If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer addi-tional losses if a court determines that the Fund's interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Distribu-tions of the income from repurchase agreements will be taxable to a Fund's shareholders. In addition, certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Asset-Backed and Receivables-Backed Securities. Certain Funds may invest in asset-backed and receivables-backed securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed and receivables-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed and receivables-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in such securities will

                                                                      APPENDIX A

be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. In addition, securities that are backed by credit card, automobile and similar types of receivables generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Foreign Government Obligations and Related Foreign Risks. Certain Funds may invest in foreign government obligations. Foreign government obligations are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs.

Investments by a Fund in foreign securities, whether issued by a foreign gov-ernment, bank, corporation or other issuer, may present a greater degree of risk than investments in securities of domestic issuers because of less public-ly-available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

Municipal Obligations. Certain Funds may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia. Municipal obligations in which a Fund may invest consist of fixed rate notes and similar debt instruments; variable and floating rate demand instruments; tax-exempt commercial paper; municipal bonds; and unrated notes, paper, bonds or other instruments.

Municipal Notes and Bonds. Municipal notes include tax anticipation notes ("TANs"), revenue anticipation notes ("RANs"), bond anticipation notes ("BANs"), tax and revenue anticipation notes ("TRANs") and construction loan notes. Municipal bonds include general obligation bonds and revenue bonds. Gen-eral obligation bonds are backed by the taxing power of the issuing municipal-ity and are considered the safest type of municipal obligation. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. Revenue bonds also include lease rental revenue bonds which are issued by a state or local authority for capital projects and are secured by annual lease payments from the state or locality sufficient to cover debt service on the authority's obligations. Industrial development bonds ("private activity bonds") are a specific type of revenue bond backed by the credit and security of a private user and, there-fore, have more potential risk. Municipal bonds may be issued in a variety of forms, including commercial paper, tender option bonds and variable and float-ing rate securities.

Tender Option Bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept ten-dered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund's average portfolio maturity. There is a risk that a Fund will not be con-sidered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, a payment default or a disqualifica-tion from tax-exempt status.

Revenue Anticipation Warrants. Revenue Anticipation Warrants ("RAWs") are issued in anticipation of the issuer's receipt of revenues and present the risk that such revenues will be insufficient to satisfy the issuer's payment obliga-tions. The entire amount of principal and interest on RAWs is due at maturity. RAWs, including those with a maturity of more than 397 days, may also be repackaged as instruments which include a demand feature that permits the holder to sell the RAWs to a bank or other financial institution at a purchase price equal to par plus accrued interest on each interest rate reset date.

Industrial Development Bonds. Certain Funds may invest in industrial develop-ment bonds (private activity bonds). Industrial development bonds are a spe-cific type of revenue bond backed by the credit and security of a private user, the interest from which would be an item of tax preference when distributed by a Fund as "exempt-interest dividends" to shareholders under the AMT.

                                                                      APPENDIX A

Other Municipal Obligation Policies. Certain Funds may invest 25% or more of the value of their respective total assets in municipal obligations which are related in such a way that an economic, business or political development or change affecting one municipal obligation would also affect the other municipal obligation. For example, a Fund may invest all of its assets in (a) municipal obligations the interest of which is paid solely from revenues from similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities; (b) municipal obligations whose issuers are in the same state; or (c) industrial development obligations. Concentration of a Fund's investments in these municipal obligations will subject the Fund, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration.

Municipal obligations may be backed by letters of credit or other forms of credit enhancement issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States or by other financial insti-tutions. The credit quality of these banks and financial institutions could, therefore, cause a loss to a Fund that invests in municipal obligations. Let-ters of credit and other obligations of foreign banks and financial institu-tions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regu-lation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and are gener-ally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks. In addition, the Funds may acquire securities in the form of custodial receipts which evidence ownership of future interest pay-ments, principal payments or both on obligations of certain state and local governments and authorities.

In order to enhance the liquidity, stability or quality of a municipal obliga-tion, a Fund may acquire the right to sell the obligation to another party at a guaranteed price and date.

Custodial Receipts. Certain Funds may also acquire U.S. Government Securities in the form of custodial receipts. Custodial receipts evidence ownership of future interest payments, principal payments or both on notes or bonds issued or guaranteed as to principal or interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities. For certain securi-ties law purposes, custodial receipts are not considered obligations of the U.S. government.

Other Investment Companies. A Fund may invest in securities of other investment companies subject to statutory limitations prescribed by the Act. These limita-tions include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other investment compa-nies will have investment objectives, policies and restrictions substantially similar to those of the acquiring Fund and will be subject to substantially the same risks.

Floating and Variable Rate Obligations. The Funds may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. Subject to the conditions for using amortized cost valuation under the Act, a Fund may consider the maturity of a variable or floating rate obli-gation to be shorter than its ultimate stated maturity if the obligation is a U.S. Treasury Obligation or U.S. Government Security, if the obligation has a remaining maturity of 397 calendar days or less, or if the obligation has a demand feature that permits the Fund to receive payment at any time or at spec-ified intervals not exceeding 397 calendar days. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable, both of which may be issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States. A Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

When-Issued Securities and Forward Commitments. The Funds may purchase when-issued securities and enter into forward commitments. When-issued securities are securities that have been authorized, but not yet issued. When-issued secu-rities are purchased in order to secure what is considered to be an advanta-geous price and yield to a Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell secu-rities for a fixed price at a future date beyond the customary settlement peri-od.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

                                                                      APPENDIX A

Illiquid Securities. Each Fund may invest up to 10% of its net assets in illiq-uid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:
 .Both domestic and foreign securities that are not readily marketable
 .Certain municipal leases and participation interests
 .Certain stripped mortgage-backed securities
 .Repurchase agreements and time deposits with a notice or demand period of more than seven days
 .Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called "4(2) commercial paper" or is oth-erwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

Investing in restricted securities may decrease the liquidity of a Fund's port-folio.

Borrowings. Each Fund may borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its net assets. For more information, see the Addi-tional Statement.

Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

Special Risks and Policies Applicable to the Tax-Exempt Funds:

Fundamental Policies. As a matter of fundamental policy, at least 80% of each of the net assets of each of the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios will ordinarily be invested in municipal obligations, the interest from which is, in the opinion of bond counsel, if any, excluded from gross income for federal income tax purposes. In addition, as a matter of fundamental policy, at least 65% of each of the Tax-Exempt Cali-fornia and Tax-Exempt New York Portfolio's total assets will be invested in California and New York municipal obligations, except in extraordinary circum-stances.

For these purposes, California and New York municipal obligations are obliga-tions issued by or on behalf of the State of California or the State of New York, respectively, and their respective political subdivisions, agencies and instrumentalities and the government of Puerto Rico, the U.S. Virgin Islands and Guam, the interest from which is excluded from gross income for federal income tax purposes and is exempt from California State personal income tax or New York State and New York City personal income tax. Each Tax-Exempt Fund may temporarily invest in taxable money market instruments or, in the case of the Tax-Exempt California and New York Portfolios, in municipal obligations that are not California or New York municipal obligations, respectively, when acceptable California and New York municipal obligations are not available or when the Investment Adviser believes that the market conditions dictate a defensive posture. Investments in taxable money market instruments will be lim-ited to those meeting the quality standards of each Tax-Exempt Fund. The Tax-Exempt California and Tax-Exempt New York Portfolios' distributions of interest from municipal obligations other than California and New York municipal obliga-tions, respectively, may be subject to California and New York State and New York City personal income taxes.

Risks of Investing in California and New York: The Tax-Exempt California and Tax-Exempt New York Portfolios concentrate their investments in California and New York municipal obligations. Consequently, these Funds are more susceptible to factors adversely affecting issuers of California and New York municipal obligations, and may be riskier than comparable municipal bond funds and money market funds that do not emphasize these issuers to this degree.

The Tax-Exempt California Portfolio's investments can be affected by political and economic developments within the State of California (the "State"), and by the financial condition of the State, its public authorities and political sub-divisions. After suffering a severe recession in the early 1990's which caused the State to experience financial difficulties, California's economy entered a sustained recovery since late 1993. The State's budget has returned to a posi-tive balance and is generating substantial surpluses. California's long-term credit rating has been raised after being reduced

                                                                      APPENDIX A

during the recession. To respond to its own revenue shortfalls during the recession, the State reduced assistance to its public authorities and political subdivisions. Cutbacks in state aid could further adversely affect the finan-cial condition of cities, counties and education districts which are subject to their own fiscal constraints. California voters in the past have passed amend-ments to the California Constitution and other measures that limit the taxing and spending authority of California governmental entities, and future voter initiatives could result in adverse consequences affecting California municipal obligations. Also, the ultimate fiscal effect of federally-mandated reform of welfare programs on the State and its local governments is still to be resolved.

These factors, among others (including the outcome of related pending litiga-tion), could reduce the credit standing of certain issuers of California munic-ipal obligations. A more detailed discussion of the risks of investing in Cali-fornia is included in the Additional Statement.

The Tax-Exempt New York Portfolio's investments will be affected by political and economic developments within the State of New York (the "State"), and by the financial conditions of the State, its public authorities and political subdivisions, particularly the City of New York (the "City"). The State and the City face long-term economic problems that could seriously affect their ability and that of other issuers of New York municipal obligations to meet their financial obligations. Certain substantial issuers of New York municipal obli-gations (including issuers whose obligations may be acquired by the Fund) have, at times, experienced serious financial difficulties. Strong demand for New York municipal obligations has also at times had the effect of permitting New York municipal obligations to be issued with yields relatively lower, and after issuance, to trade in the market at prices relatively higher, than comparably rated municipal obligations issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by certain issuers of New York municipal obligations could result in defaults or declines in the market values of those issuers' existing obligations and, possibly, in the obligations of other issuers of New York municipal obligations. Although as of April 1, 2000 no issuers were in default with respect to the payment of their New York munic-ipal obligations, the occurrence of any such default could materially affect adversely the market values and marketability of all New York municipal obliga-tions and, consequently, the value of the Fund's holdings. A more detailed dis-cussion of the risks of investing in New York is included in the Additional Statement.

If California, New York, or any of their local governmental entities are unable to meet their financial obligations, the corresponding Fund's income, NAV, ability to preserve or realize appreciation of capital or liquidity could be adversely affected. Also, neither of these Funds is a diversified fund under the Act (except to the extent that diversification is required by Rule 2a-7 or for federal income tax purpos-
es). Because they may invest a larger percentage of their assets in the securi-ties of fewer issuers than do diversified funds, these Funds may be exposed to greater risk in that an adverse change in the condition of one or a small num-ber of issuers would have a greater impact on them.

                      [This page intentionally left blank]

Appendix B
Financial Highlights

 The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects finan-cial results for a single Fund share. The total returns in the table repre-sent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with a Fund's financial statements, is included in the Fund's annual report (available upon request without charge).

 PRIME OBLIGATIONS PORTFOLIO


                                 Net asset
                                 value at      Net       Distributions
                                 beginning  investment     to unit/
                                 of period   income/a/   shareholders
------------------------------------------------------------------------------
                                                          C>
For the Years Ended December
 31,
1999 - ILA units                   $1.00      $0.05         $(0.05)
1999 - ILA Administration units     1.00       0.05          (0.05)
1999 - ILA Service units            1.00       0.04          (0.04)
1999 - ILA B units                  1.00       0.04          (0.04)
1999 - ILA C units                  1.00       0.04          (0.04)
1999 - Cash Management shares       1.00       0.04          (0.04)
------------------------------------------------------------------------------
1998 - ILA units                    1.00       0.05          (0.05)
1998 - ILA Administration units     1.00       0.05          (0.05)
1998 - ILA Service units            1.00       0.05          (0.05)
1998 - ILA B units                  1.00       0.04          (0.04)
1998 - ILA C units                  1.00       0.04          (0.04)
1998 - Cash Management shares
 (commenced May 1)                  1.00       0.03          (0.03)
------------------------------------------------------------------------------
1997 - ILA units                    1.00       0.05          (0.05)
1997 - ILA Administration units     1.00       0.05          (0.05)
1997 - ILA Service units            1.00       0.05          (0.05)
1997 - ILA B units                  1.00       0.04          (0.04)
1997 - ILA C units (commenced
 August 15)                         1.00       0.04          (0.04)
------------------------------------------------------------------------------
1996 - ILA units                    1.00       0.05          (0.05)
1996 - ILA Administration units     1.00       0.05          (0.05)
1996 - ILA Service units            1.00       0.05          (0.05)
1996 - ILA B units (commenced
 May 8)                             1.00       0.03          (0.03)
------------------------------------------------------------------------------
1995 - ILA units                    1.00       0.06          (0.06)
1995 - ILA Administration units     1.00       0.06          (0.06)
1995 - ILA Service units            1.00       0.05          (0.05)
------------------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

c Annualized.

                                                                      APPENDIX B






                                                                Ratios assuming no
                                                               waiver of fees and no
                                                                expense limitations
                                                             -------------------------
                           Net                  Ratio of net              Ratio of net
  Net asset             assets at  Ratio of net  investment  Ratio of net  investment
  value at                 end     expenses to   income to   expenses to   income to
     end       Total    of period  average net  average net  average net  average net
  of period   return/b/ (in 000's)    assets       assets       assets       assets
--------------------------------------------------------------------------------------
    $1.00      4.90%    $1,095,109     0.43%        4.79%        0.43%        4.79%
     1.00      4.74         40,850     0.58         4.65         0.58         4.65
     1.00      4.48         92,975     0.83         4.33         0.83         4.33
     1.00      3.86         19,444     1.43         3.83         1.43         3.83
     1.00      3.86          7,436     1.43         3.76         1.43         3.76
     1.00      4.30              1     1.00         4.44         1.43         4.01
--------------------------------------------------------------------------------------
     1.00      5.32        837,185     0.43         5.19         0.43         5.19
     1.00      5.16         38,836     0.58         5.05         0.58         5.05
     1.00      4.90        119,309     0.83         4.79         0.83         4.79
     1.00      4.27         14,412     1.43         4.07         1.43         4.07
     1.00      4.27          6,814     1.43         4.13         1.43         4.13
     1.00      4.69c             2     0.93c        4.81c        1.43c        4.31c
--------------------------------------------------------------------------------------
     1.00      5.38        866,445     0.42         5.24         0.43         5.23
     1.00      5.22         28,110     0.57         5.11         0.58         5.10
     1.00      4.96         78,316     0.82         4.85         0.83         4.84
     1.00      4.33          1,574     1.42         4.33         1.43         4.32
     1.00      4.41c         1,897     1.42c        4.39c        1.43c        4.38c
--------------------------------------------------------------------------------------
     1.00      5.22      1,154,787     0.41         5.11         0.43         5.09
     1.00      5.06         23,738     0.56         4.97         0.58         4.95
     1.00      4.80         84,707     0.81         4.74         0.83         4.72
     1.00      3.97c           346     1.41c        4.09c        1.43c        4.07c
--------------------------------------------------------------------------------------
     1.00      5.79      1,261,251     0.41         5.66         0.43         5.64
     1.00      5.63         63,018     0.56         5.51         0.58         5.49
     1.00      5.37        227,233     0.81         5.22         0.83         5.20
--------------------------------------------------------------------------------------

 MONEY MARKET PORTFOLIO


                                  Net asset
                                  value at     Net     Distributions
                                  beginning investment   to unit/
                                  of period  income/a/ shareholders
--------------------------------------------------------------------
For the Years Ended December 31,
1999 - ILA units                    $1.00     $0.05       $(0.05)
1999 - ILA Administration units      1.00      0.05        (0.05)
1999 - ILA Service units             1.00      0.04        (0.04)
1999 - Cash Management shares        1.00      0.04        (0.04)
--------------------------------------------------------------------
1998 - ILA units                     1.00      0.05        (0.05)
1998 - ILA Administration units      1.00      0.05        (0.05)
1998 - ILA Service units             1.00      0.05        (0.05)
1998 - Cash Management shares
 (commenced May 1)                   1.00      0.03        (0.03)
--------------------------------------------------------------------
1997 - ILA units                     1.00      0.05        (0.05)
1997 - ILA Administration units      1.00      0.05        (0.05)
1997 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------
1996 - ILA units                     1.00      0.05        (0.05)
1996 - ILA Administration units      1.00      0.05        (0.05)
1996 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------
1995 - ILA units                     1.00      0.06        (0.06)
1995 - ILA Administration units      1.00      0.06        (0.06)
1995 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

c Annualized.

                                                                      APPENDIX B




                                                                Ratios assuming no
                                                               waiver of fees and no
                                                                expense limitations
                                                             -------------------------
                           Net                  Ratio of net              Ratio of net
  Net asset             assets at  Ratio of net  investment  Ratio of net  investment
  value at                 end     expenses to   income to   expenses to   income to
     end       Total    of period  average net  average net  average net  average net
  of period   return/b/ (in 000's)    assets       assets       assets       assets
--------------------------------------------------------------------------------------
    $1.00      4.92%    $1,346,765     0.41%        4.80%        0.41%        4.80%
     1.00      4.76          6,961     0.56         4.64         0.56         4.64
     1.00      4.50        383,932     0.81         4.42         0.81         4.42
     1.00      4.32              2     0.98         4.37         1.41         3.94
--------------------------------------------------------------------------------------
     1.00      5.33      1,350,317     0.40         5.17         0.43         5.14
     1.00      5.17        314,327     0.55         5.04         0.58         5.01
     1.00      4.91         32,349     0.80         4.79         0.83         4.76
     1.00      4.69c             2     0.90c        4.80c        1.43c        4.27c
--------------------------------------------------------------------------------------
     1.00      5.43        806,096     0.37         5.31         0.42         5.26
     1.00      5.28        307,480     0.52         5.15         0.57         5.10
     1.00      5.01         20,517     0.77         4.90         0.82         4.85
--------------------------------------------------------------------------------------
     1.00      5.27        703,097     0.36         5.15         0.43         5.08
     1.00      5.12        257,258     0.51         5.00         0.58         4.93
     1.00      4.86         28,845     0.76         4.75         0.83         4.68
--------------------------------------------------------------------------------------
     1.00      5.85        574,155     0.36         5.71         0.42         5.65
     1.00      5.69        164,422     0.51         5.55         0.57         5.49
     1.00      5.43         23,080     0.76         5.29         0.82         5.23
--------------------------------------------------------------------------------------

 TREASURY OBLIGATIONS PORTFOLIO


                                  Net asset
                                  value at     Net     Distributions
                                  beginning investment      to
                                  of period  income/a/  unitholders
--------------------------------------------------------------------
For the Years Ended December 31,
1999 - ILA units                    $1.00     $0.05       $(0.05)
1999 - ILA Administration units      1.00      0.04        (0.04)
1999 - ILA Service units             1.00      0.04        (0.04)
--------------------------------------------------------------------
1998 - ILA units                     1.00      0.05        (0.05)
1998 - ILA Administration units      1.00      0.05        (0.05)
1998 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------
1997 - ILA units                     1.00      0.05        (0.05)
1997 - ILA Administration units      1.00      0.05        (0.05)
1997 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------
1996 - ILA units                     1.00      0.05        (0.05)
1996 - ILA Administration units      1.00      0.05        (0.05)
1996 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------
1995 - ILA units                     1.00      0.06        (0.06)
1995 - ILA Administration units      1.00      0.05        (0.05)
1995 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

                                                                      APPENDIX B




                                                                 Ratios assuming no
                                                                waiver of fees and no
                                                                 expense limitations
                                                              -------------------------
                            Net                  Ratio of net              Ratio of net
  Net asset              assets at  Ratio of net  investment  Ratio of net  investment
  value at                  end     expenses to   income to   expenses  to  income to
     end       Total     of period  average net  average net  average net  average net
  of period   return/b/    (in 000's)    assets       assets       assets       assets
---------------------------------------------------------------------------------------
    $1.00      4.63%      $404,299      0.42%        4.50%        0.42%        4.50%
     1.00      4.48         42,334      0.57         4.35         0.57         4.35
     1.00      4.22        264,787      0.82         4.19         0.82         4.19
---------------------------------------------------------------------------------------
     1.00      5.15        734,553      0.42         4.96         0.43         4.95
     1.00      4.99         80,464      0.57         4.88         0.58         4.87
     1.00      4.73         35,432      0.82         4.67         0.83         4.66
---------------------------------------------------------------------------------------
     1.00      5.26        590,381      0.42         5.12         0.42         5.12
     1.00      5.10        124,159      0.57         4.99         0.57         4.99
     1.00      4.84        104,133      0.82         4.73         0.82         4.73
---------------------------------------------------------------------------------------
     1.00      5.11        574,734      0.41         4.98         0.43         4.96
     1.00      4.95        108,850      0.56         4.83         0.58         4.81
     1.00      4.69        123,483      0.81         4.59         0.83         4.57
---------------------------------------------------------------------------------------
     1.00      5.73        711,209      0.41         5.51         0.43         5.49
     1.00      5.57         92,643      0.56         5.37         0.58         5.35
     1.00      5.31        119,692      0.81         5.11         0.83         5.09
---------------------------------------------------------------------------------------

 TREASURY INSTRUMENTS PORTFOLIO


                                  Net asset
                                  value at     Net     Distributions
                                  beginning investment      to
                                  of period  income/a/  unitholders
--------------------------------------------------------------------
For the Years Ended December 31,
1999 - ILA units                    $1.00     $0.04       $(0.04)
1999 - ILA Administration units      1.00      0.04        (0.04)
1999 - ILA Service units             1.00      0.04        (0.04)
--------------------------------------------------------------------
1998 - ILA units                     1.00      0.05        (0.05)
1998 - ILA Administration units      1.00      0.05        (0.05)
1998 - ILA Service units             1.00      0.04        (0.04)
--------------------------------------------------------------------
1997 - ILA units                     1.00      0.05        (0.05)
1997 - ILA Administration units      1.00      0.05        (0.05)
1997 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------
1996 - ILA units                     1.00      0.05        (0.05)
1996 - ILA Administration units      1.00      0.05        (0.05)
1996 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------
1995 - ILA units                     1.00      0.06        (0.06)
1995 - ILA Administration units      1.00      0.05        (0.05)
1995 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

                                                                      APPENDIX B




                                                                 Ratios assuming no
                                                                waiver of fees and no
                                                                 expense limitations
                                                              -------------------------
                            Net                  Ratio of net              Ratio of net
  Net asset              assets at  Ratio of net  investment  Ratio of net  investment
  value at                  end     expenses to   income to   expenses  to  income to
     end       Total     of period  average net  average net  average net  average net
  of period   return/b/  (in 000's)    assets       assets       assets       assets
---------------------------------------------------------------------------------------
    $1.00      4.38%      $224,609      0.43%        4.29%        0.43%        4.29%
     1.00      4.22         32,162      0.58         4.09         0.58         4.09
     1.00      3.96        306,483      0.83         3.90         0.83         3.90
---------------------------------------------------------------------------------------
     1.00      4.96        341,476      0.30         4.83         0.43         4.70
     1.00      4.80        131,685      0.45         4.68         0.58         4.55
     1.00      4.54        374,128      0.70         4.43         0.83         4.30
---------------------------------------------------------------------------------------
     1.00      5.17        330,241      0.22         5.02         0.42         4.82
     1.00      5.01         98,667      0.37         4.88         0.57         4.68
     1.00      4.75        295,404      0.62         4.63         0.82         4.43
---------------------------------------------------------------------------------------
     1.00      5.10        708,999      0.21         4.96         0.43         4.74
     1.00      4.95        137,706      0.36         4.82         0.58         4.60
     1.00      4.68        383,901      0.61         4.56         0.83         4.34
---------------------------------------------------------------------------------------
     1.00      5.70        586,294      0.21         5.50         0.44         5.27
     1.00      5.54         68,713      0.36         5.34         0.59         5.11
     1.00      5.28        123,254      0.61         5.00         0.84         4.77
---------------------------------------------------------------------------------------

 GOVERNMENT PORTFOLIO


                                          Net asset
                                          value at     Net     Distributions
                                          beginning investment   to  unit/
                                          of period  income/a/  shareholders
----------------------------------------------------------------------------
For the Years Ended December 31,
1999 - ILA units                            $1.00     $0.05       $(0.05)
1999 - ILA Administration units              1.00      0.05        (0.05)
1999 - ILA Service units                     1.00      0.04        (0.04)
1999 - Cash Management shares                1.00      0.04        (0.04)
----------------------------------------------------------------------------
1998 - ILA units                             1.00      0.05        (0.05)
1998 - ILA Administration units              1.00      0.05        (0.05)
1998 - ILA Service units                     1.00      0.05        (0.05)
1998 - Cash Management shares (commenced
 May 1)                                      1.00      0.03        (0.03)
----------------------------------------------------------------------------
1997 - ILA units                             1.00      0.05        (0.05)
1997 - ILA Administration units              1.00      0.05        (0.05)
1997 - ILA Service units                     1.00      0.05        (0.05)
----------------------------------------------------------------------------
1996 - ILA units                             1.00      0.05        (0.05)
1996 - ILA Administration units              1.00      0.05        (0.05)
1996 - ILA Service units                     1.00      0.05        (0.05)
----------------------------------------------------------------------------
1995 - ILA units                             1.00      0.06        (0.06)
1995 - ILA Administration units              1.00      0.05        (0.05)
1995 - ILA Service units                     1.00      0.05        (0.05)
----------------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

c Annualized.

                                                                      APPENDIX B




                                                                 Ratios assuming no
                                                                waiver of fees and no
                                                                 expense limitations
                                                              -------------------------
                            Net                  Ratio of net              Ratio of net
  Net asset              assets at  Ratio of net  investment  Ratio of net  investment
  value at                  end     expenses to   income to   expenses to   income to
     end       Total     of period  average net  average net  average net  average net
  of period   return/b/  (in 000's)    assets       assets       assets       assets
---------------------------------------------------------------------------------------
    $1.00      4.77%      $205,244      0.43%        4.64%        0.45%        4.62%
     1.00      4.61          3,265      0.58         4.42         0.60         4.40
     1.00      4.35         79,847      0.83         4.24         0.85         4.22
     1.00      4.18            153      1.00         4.68         1.45         4.23
---------------------------------------------------------------------------------------
     1.00      5.21        383,243      0.43         5.09         0.45         5.07
     1.00      5.05          7,692      0.58         4.94         0.60         4.92
     1.00      4.79        105,732      0.83         4.67         0.85         4.65
     1.00      4.57c             2      0.93c        4.60c        1.45c        4.08c
---------------------------------------------------------------------------------------
     1.00      5.31        460,457      0.42         5.16         0.42         5.16
     1.00      5.15         10,192      0.57         4.98         0.57         4.98
     1.00      4.89         83,799      0.82         4.78         0.82         4.78
---------------------------------------------------------------------------------------
     1.00      5.15        694,651      0.41         5.04         0.44         5.01
     1.00      4.99         36,055      0.56         4.89         0.59         4.86
     1.00      4.73         94,228      0.81         4.63         0.84         4.60
---------------------------------------------------------------------------------------
     1.00      5.77        570,469      0.41         5.62         0.43         5.60
     1.00      5.62         47,558      0.56         5.49         0.58         5.47
     1.00      5.35         85,401      0.81         5.19         0.83         5.17
---------------------------------------------------------------------------------------

 FEDERAL PORTFOLIO


                                  Net asset
                                  value at     Net     Distributions
                                  beginning investment      to
                                  of period  income/a/  unitholders
--------------------------------------------------------------------
For the Years Ended December 31,
1999 - ILA units                    $1.00     $0.05       $(0.05)
1999 - ILA Administration units      1.00      0.05        (0.05)
1999 - ILA Service units             1.00      0.04        (0.04)
--------------------------------------------------------------------
1998 - ILA units                     1.00      0.05        (0.05)
1998 - ILA Administration units      1.00      0.05        (0.05)
1998 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------
1997 - ILA units                     1.00      0.05        (0.05)
1997 - ILA Administration units      1.00      0.05        (0.05)
1997 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------
1996 - ILA units                     1.00      0.05        (0.05)
1996 - ILA Administration units      1.00      0.05        (0.05)
1996 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------
1995 - ILA units                     1.00      0.06        (0.06)
1995 - ILA Administration units      1.00      0.06        (0.06)
1995 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

                                                                      APPENDIX B




                                                                 Ratios assuming no
                                                                waiver of fees and no
                                                                 expense limitations
                                                              -------------------------
                            Net                  Ratio of net              Ratio of net
  Net asset              assets at  Ratio of net  investment  Ratio of net  investment
  value at                  end     expenses to   income to   expenses to   income to
     end       Total     of period  average net  average net  average net  average net
  of period   return/b/  (in 000's)    assets       assets       assets       assets
---------------------------------------------------------------------------------------
    $1.00      4.81%     $3,171,330     0.41%        4.72%        0.41%        4.72%
     1.00      4.66             836     0.56         4.46         0.56         4.46
     1.00      4.39         284,382     0.81         4.30         0.81         4.30
---------------------------------------------------------------------------------------
     1.00      5.25       2,625,705     0.34         5.10         0.42         5.02
     1.00      5.09         508,297     0.49         4.97         0.57         4.89
     1.00      4.83          53,994     0.74         4.71         0.82         4.63
---------------------------------------------------------------------------------------
     1.00      5.40       2,050,559     0.27         5.26         0.41         5.12
     1.00      5.24         530,001     0.42         5.11         0.56         4.97
     1.00      4.98          34,540     0.67         4.83         0.81         4.69
---------------------------------------------------------------------------------------
     1.00      5.24       2,303,677     0.26         5.13         0.43         4.96
     1.00      5.09         794,537     0.41         4.98         0.58         4.81
     1.00      4.83         192,416     0.66         4.73         0.83         4.56
---------------------------------------------------------------------------------------
     1.00      5.83       1,731,935     0.26         5.69         0.42         5.53
     1.00      5.67         516,917     0.41         5.50         0.57         5.34
     1.00      5.41         102,576     0.66         5.22         0.82         5.06
---------------------------------------------------------------------------------------

 TAX-EXEMPT DIVERSIFIED PORTFOLIO


                                          Net asset
                                          value at     Net     Distributions
                                          beginning investment   to unit/
                                          of period  income/a/ shareholders
----------------------------------------------------------------------------
For the Years Ended December 31,
1999 - ILA units                            $1.00     $0.03       $(0.03)
1999 - ILA Administration units              1.00      0.03        (0.03)
1999 - ILA Service units                     1.00      0.02        (0.02)
1999 - Cash Management shares                1.00      0.02        (0.02)
----------------------------------------------------------------------------
1998 - ILA units                             1.00      0.03        (0.03)
1998 - ILA Administration units              1.00      0.03        (0.03)
1998 - ILA Service units                     1.00      0.03        (0.03)
1998 - Cash Management shares (commenced
 May 1)                                      1.00      0.02        (0.02)
----------------------------------------------------------------------------
1997 - ILA units                             1.00      0.03        (0.03)
1997 - ILA Administration units              1.00      0.03        (0.03)
1997 - ILA Service units                     1.00      0.03        (0.03)
----------------------------------------------------------------------------
1996 - ILA units                             1.00      0.03        (0.03)
1996 - ILA Administration units              1.00      0.03        (0.03)
1996 - ILA Service units                     1.00      0.03        (0.03)
----------------------------------------------------------------------------
1995 - ILA units                             1.00      0.04        (0.04)
1995 - ILA Administration units              1.00      0.04        (0.04)
1995 - ILA Service units                     1.00      0.03        (0.03)
----------------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

c Annualized.

                                                                      APPENDIX B




                                                                 Ratios assuming no
                                                                waiver of fees and no
                                                                 expense limitations
                                                              -------------------------
                            Net                  Ratio of net              Ratio of net
  Net asset              assets at  Ratio of net  investment  Ratio of net  investment
  value at                  end     expenses to   income to   expenses to   income to
     end       Total     of period  average net  average net  average net  average net
  of period   return/b/  (in 000's)    assets       assets       assets       assets
---------------------------------------------------------------------------------------
    $1.00      2.89%     $1,734,623     0.42%        2.85%        0.42%        2.85%
     1.00      2.73          28,084     0.57         2.66         0.57         2.66
     1.00      2.48          20,991     0.82         2.41         0.82         2.41
     1.00      2.30               2     0.99         2.51         1.42         2.08
---------------------------------------------------------------------------------------
     1.00      3.17       1,562,285     0.35         3.12         0.41         3.06
     1.00      3.02          26,509     0.50         2.98         0.56         2.92
     1.00      2.76          37,850     0.75         2.72         0.81         2.66
     1.00      2.61c              2     0.85c        2.66c        1.41c        2.10c
---------------------------------------------------------------------------------------
     1.00      3.39       1,479,486     0.32         3.33         0.41         3.24
     1.00      3.23          27,967     0.47         3.16         0.56         3.07
     1.00      2.97          30,513     0.72         2.97         0.81         2.88
---------------------------------------------------------------------------------------
     1.00      3.25       1,514,443     0.31         3.20         0.41         3.10
     1.00      3.09          59,097     0.46         3.06         0.56         2.96
     1.00      2.84          28,921     0.71         2.79         0.81         2.69
---------------------------------------------------------------------------------------
     1.00      3.72       1,342,585     0.31         3.65         0.42         3.54
     1.00      3.57          48,773     0.46         3.51         0.57         3.40
     1.00      3.31          49,647     0.71         3.24         0.82         3.13
---------------------------------------------------------------------------------------

 TAX-EXEMPT CALIFORNIA PORTFOLIO


                                              Net asset
                                              value at     Net     Distribution
                                              beginning investment   to unit/
                                              of period  income/a/ shareholders
-------------------------------------------------------------------------------
For the Years Ended December 31,
1999 - ILA units                                $1.00     $0.03       $(0.03)
1999 - ILA Administration units                  1.00      0.02        (0.02)
1999 - ILA Service units                         1.00      0.02        (0.02)
1999 - Cash Management shares                    1.00      0.02        (0.02)
-------------------------------------------------------------------------------
1998 - ILA units                                 1.00      0.03        (0.03)
1998 - ILA Administration units                  1.00      0.03        (0.03)
1998 - ILA Service units                         1.00      0.02        (0.02)
1998 - Cash Management shares (commenced May
 1)                                              1.00      0.02        (0.02)
-------------------------------------------------------------------------------
1997 - ILA units                                 1.00      0.03        (0.03)
1997 - ILA Administration units                  1.00      0.03        (0.03)
1997 - ILA Service units (Re-commenced
 September 1)                                    1.00      0.01        (0.01)
-------------------------------------------------------------------------------
1996 - ILA units                                 1.00      0.03        (0.03)
1996 - ILA Administration units                  1.00      0.03        (0.03)
-------------------------------------------------------------------------------
1995 - ILA units                                 1.00      0.03        (0.03)
1995 - ILA Administration units                  1.00      0.03        (0.03)
-------------------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

c Annualized.

                                                                      APPENDIX B




                                                                Ratios assuming no
                                                               waiver of fees and no
                                                                expense limitations
                                                             -------------------------
                            Net
                         assets at              Ratio of net              Ratio of net
  Net asset                 end    Ratio of net  investment  Ratio of net  investment
  value at               of period expenses to   income to   expenses to   income to
     end       Total        (in    average net  average net  average net  average net
  of period   return/b/     000's)      assets       assets       assets       assets
--------------------------------------------------------------------------------------
    $1.00      2.60%     $895,469      0.42%        2.58%        0.42%        2.58%
     1.00      2.45         8,910      0.57         2.38         0.57         2.38
     1.00      2.19        27,229      0.82         2.39         0.82         2.39
     1.00      2.02             1      0.99         2.15         1.42         1.72
--------------------------------------------------------------------------------------
     1.00      2.84       584,615      0.41         2.79         0.41         2.79
     1.00      2.68           512      0.56         2.84         0.56         2.84
     1.00      2.43             2      0.81         2.48         0.81         2.48
     1.00      2.25c            2      0.91c        2.37c        1.41c        1.87c
--------------------------------------------------------------------------------------
     1.00      3.15       591,003      0.42         3.10         0.42         3.10
     1.00      3.00           360      0.57         2.98         0.57         2.98
     1.00      2.87c            2      0.82c        2.90c        0.82c        2.90c
--------------------------------------------------------------------------------------
     1.00      3.03       440,476      0.41         2.99         0.42         2.98
     1.00      2.88           142      0.56         2.84         0.57         2.83
--------------------------------------------------------------------------------------
     1.00      3.55       346,728      0.41         3.49         0.41         3.49
     1.00      3.40            61      0.56         3.32         0.56         3.32
--------------------------------------------------------------------------------------

 TAX-EXEMPT NEW YORK PORTFOLIO


                                     Net asset
                                     value at     Net     Distributions
                                     beginning investment   to unit/
                                     of period  income/a/ shareholders
-----------------------------------------------------------------------
For the Years Ended December 31,
1999 - ILA units                       $1.00     $0.03       $(0.03)
1999 - ILA Administration units         1.00      0.03        (0.03)
1999 - ILA Service units                1.00      0.02        (0.02)
1999 - Cash Management shares           1.00      0.02        (0.02)
-----------------------------------------------------------------------
1998 - ILA units                        1.00      0.03        (0.03)
1998 - ILA Administration units         1.00      0.03        (0.03)
1998 - ILA Service units                1.00      0.03        (0.03)
1998 - Cash Management
 shares (commenced May 1)               1.00      0.02        (0.02)
-----------------------------------------------------------------------
1997 - ILA units                        1.00      0.03        (0.03)
1997 - ILA Administration units         1.00      0.03        (0.03)
1997 - ILA Service units (commenced
 September 15)                          1.00      0.01        (0.01)
-----------------------------------------------------------------------
1996 - ILA units                        1.00      0.03        (0.03)
1996 - ILA Administration units         1.00      0.03        (0.03)
-----------------------------------------------------------------------
1995 - ILA units                        1.00      0.03        (0.03)
1995 - ILA Administration units         1.00      0.03        (0.03)
-----------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

c Annualized.

                                                                      APPENDIX B




                                                                Ratios assuming no
                                                              waiver of fees and no
                                                               expense limitations
                                                             ------------------------
                           Net                  Ratio of net  Ratio of   Ratio of net
  Net asset             assets at  Ratio of net  investment      net      investment
  value at                 end     expenses to   income to   expenses to  income to
     end       Total    of period  average net  average net  average net average net
  of period   return/b/ (in 000's)    assets       assets      assets       assets
-------------------------------------------------------------------------------------
    $1.00      2.76%     $160,301      0.43%        2.73%       0.44%        2.72%
     1.00      2.60        37,836      0.58         2.61        0.59         2.60
     1.00      2.35             2      0.83         2.29        0.84         2.28
     1.00      2.17             2      1.00         2.34        1.44         1.90
-------------------------------------------------------------------------------------
     1.00      3.02       122,550      0.36         2.96        0.51         2.81
     1.00      2.87        21,580      0.51         2.85        0.66         2.70
     1.00      2.61             2      0.76         2.61        0.91         2.46
     1.00      2.46c            1      0.86c        2.56c       1.51c        1.91c
-------------------------------------------------------------------------------------
     1.00      3.29       102,887      0.33         3.24        0.43         3.14
     1.00      3.14        31,993      0.48         3.09        0.58         2.99
     1.00      3.02c            2      0.73c        3.04c       0.83c        2.94c
-------------------------------------------------------------------------------------
     1.00      3.05        70,175      0.32         3.01        0.43         2.90
     1.00      2.90        44,319      0.47         2.88        0.58         2.77
-------------------------------------------------------------------------------------
     1.00      3.51        90,537      0.30         3.44        0.44         3.30
     1.00      3.35        26,724      0.45         3.28        0.59         3.14
-------------------------------------------------------------------------------------

Index

   1 General Investment Management Approach
   5 Fund Investment Objectives and Strategies
  10 Principal Risks of the Funds
  14 Fund Performance
  24 Fund Fees and Expenses
  27 Service Providers
  29 Dividends

 30  Shareholder Guide
      30 How to Buy Shares
      34 How to Sell Shares
  39 Taxation
  40 Appendix A
     Additional Information on Portfolio Risks,
     Securities and Techniques
  52 Appendix B
     Financial Highlights

Institutional Liquid Assets
Prospectus (ILA Administration Units)


 FOR MORE INFORMATION

 Annual/Semi-annual Report

 Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders.

 Statement of Additional Information
 Additional information about the Funds and their policies is also available in the Funds' Statement of Additional Information ("Additional Statement"). The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

 The Funds' annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

 To obtain other information and for shareholder inquiries:
 By telephone - Call 1-800-621-2550
 By mail - Goldman Sachs Funds, 4900 Sears Tower - 60th Floor, Chicago, IL 60606-6372
 By e-mail - gs-funds@gs.com
 On the Internet - Text-only versions of the Funds' documents are located online and may be downloaded from:

    SEC EDGAR database - http://www.sec.gov

 You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.


                            [LOGO OF GOLDMAN SACHS]


        The Funds' investment company registration number is 811-5349.

  Prospectus


ILA Service
("Units" or
"Shares")

May 1, 2000

  GOLDMAN SACHS INSTITUTIONAL LIQUID ASSETS

[GRAPHIC]

 . Prime
  Obligations
  Portfolio

 . Money Market
  Portfolio

 . Treasury
  Obligations
  Portfolio

 . Treasury
  Instruments
  Portfolio

 . Government
  Portfolio

 . Federal
  Portfolio

 . Tax-Exempt
  Diversified
  Portfolio

 . Tax-Exempt
  California
  Portfolio

 . Tax-Exempt
  New York
  Portfolio



  THE SECURITIES AND EXCHANGE COMMISSION HAS
  NOT APPROVED OR DISAPPROVED THESE SECURI-
  TIES OR PASSED UPON THE ADEQUACY OF THIS
  PROSPECTUS. ANY REPRESENTATION TO THE CON-
  TRARY IS A CRIMINAL OFFENSE.

  AN INVESTMENT IN A FUND IS NOT A BANK
  DEPOSIT AND IS NOT INSURED BY THE FEDERAL
  DEPOSIT INSURANCE CORPORATION OR ANY OTHER
  GOVERNMENT AGENCY. ALTHOUGH A FUND SEEKS TO
  PRESERVE THE VALUE OF YOUR INVESTMENT AT
  $1.00 PER SHARE, IT IS POSSIBLE TO LOSE
  MONEY BY INVESTING IN A FUND.

[LOGO OF GOLDMAN SACHS]

   NOT FDIC-Insured              May Lose Value    No Bank Guarantee

General Investment Management Approach

 Goldman Sachs Asset Management ("GSAM"), a unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as Investment Adviser to the Institutional Liquid Assets Portfolios (the "Funds"). GSAM is referred to in this Prospectus as the "Investment Adviser."

 Goldman Sachs' Money Market Investment Philosophy:
 The Money Market Funds are managed to seek preservation of capital, daily liquidity and maximum current income. With each Fund the Investment Adviser follows a conservative, risk-managed investment process that seeks to:
 .Manage credit risk
 .Manage interest rate risk
 .Manage liquidity

 Since 1981, the Investment Adviser has actively managed the Goldman Sachs Money Market Funds to provide investors with the greatest possible preserva-tion of principal and income potential.

--------------------------------------------------------------------------------


 Investment Process
 1. Managing Credit Risk

 The Investment Adviser's process for managing risk emphasizes:

 .Intensive research--The Credit Department, a separate operating entity of Goldman Sachs, approves all credits for the Funds. Sources for the Credit Department's analysis include third-party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as the Investment Research, Legal and Compliance departments of Goldman Sachs.
 .Timely updates--A Credit Department-approved list of securities is continuously communicated on a "real-time" basis to the portfolio management team via computer link.

 The Result: An "approved" list of high-quality credits--The Investment Adviser's portfolio management team uses this approved list to construct portfolios which offer the best available risk-return tradeoff within the "approved" credit universe.

 2. Managing Interest Rate Risk

 Three main steps are followed in seeking to manage interest rate risk:
 .Establish weighted average maturity (WAM) target--WAM (the weighted average time until the yield of a portfolio reflects any changes in the current interest rate environment) is constantly revisited and adjusted as market conditions change. An overall strategy is developed by the portfolio management team based on insights gained from weekly meetings with both Goldman Sachs economists and economists from outside the firm.
 .Implement optimum portfolio structure--Proprietary models that seek the optimum balance of risk and return, in conjunction with the Investment Adviser's analysis of factors such as market events, short-term interest rates and each Fund's asset volatility, are used to identify the most effective portfolio structure.
 .Conduct rigorous analysis of new securities--The Investment Adviser's five-step process includes legal, credit, historical index and liquidity analysis, as well as price stress testing to determine suitability for money market mutual funds.


 3. Managing Liquidity

 Factors that the Investment Adviser's portfolio managers continuously moni-tor and that affect liquidity of a money market portfolio include:
 .Each Fund's clients and factors that influence their asset volatility; .Technical events that influence the trading range of federal funds and other short-term fixed-income markets; and
 .Bid-ask spreads associated with securities in the portfolios.

 Benchmarks for the Money Market Funds are the IBC Financial Data Universal Averages. Each Fund tracks the IBC Index which best corresponds to the Fund's eligible investments.

--------------------------------------------------------------------------------

                                          GENERAL INVESTMENT MANAGEMENT APPROACH

 .The Funds: Each Fund's securities are valued by the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended (the "Act"). Under Rule 2a-7, each Fund may invest only in U.S. dollar-denominated securities that are determined to present minimal credit risk and meet certain other criteria, including conditions relating to maturity, diversification and credit quality. These operating policies may be more restrictive than the fundamental policies set forth in the Statement of Additional Information (the "Additional Statement").
   .Taxable Funds: Prime Obligations, Money Market, Treasury Obligations and
    Government Portfolios.
    .Tax-Advantaged Funds: Treasury Instruments and Federal Portfolios. .Tax-Exempt Funds: Tax-Exempt Diversified, Tax-Exempt California and Tax-
    Exempt New York Portfolios.
 .The Investors: The Funds are designed for investors seeking a high rate of return, a stable net asset value ("NAV") and convenient liquidation privi-leges. The Funds are particularly suitable for banks, corporations and other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their customers.

 .NAV: Each Fund seeks to maintain a stable NAV of $1.00 per share. There can be no assurance that a Fund will be able at all times to maintain a NAV of $1.00 per share.
 .Maximum Remaining Maturity of Portfolio Investments: 13 months (as deter-
  mined pursuant to Rule 2a-7) at the time of purchase.
 .Dollar-Weighted Average Portfolio Maturity ("WAM"): Not more than 90 days
  (as required by Rule 2a-7).
 .Investment Restrictions: Each Fund is subject to certain investment restric-tions that are described in detail under "Investment Restrictions" in the Additional Statement. Fundamental investment restrictions and the investment objective of a Fund (except the Tax-Exempt California and Tax-Exempt New York Portfolios' objectives of providing shareholders with income exempt from California State and New York State and New York City personal income tax, respectively) cannot be changed without approval of a majority of the outstanding shares of that Fund. The Treasury Obligations Portfolio's policy of limiting its investments to U.S. Treasury Obligations (as defined in Appendix A) and related repurchase agreements is also fundamental. All investment policies not specifically designated as fundamental are non-fun-damental and may be changed without shareholder approval.
 .Diversification: Diversification can help a Fund reduce the risks of invest-ing. In accordance with current regulations of the Securities and Exchange Commission (the "SEC"), each Fund may not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer with these exceptions: (a) the Tax-Exempt California and Tax-Exempt New York Portfolios may each invest up to 25% of their total assets in five or fewer issuers; and (b) each of the other Funds may invest up to 25% of its total assets in the securities of a single issuer for up to three business days. These limi-tations do not apply to cash, certain repurchase agreements, U.S. Government Securities (as defined in Appendix A) or securities of other investment com-panies. In addition, securities subject to certain unconditional guarantees and securities that are not "First Tier Securities" as defined by the SEC are subject to different diversification requirements as described in the Additional Statement.

Fund Investment Objectives and Strategies


 INVESTMENT OBJECTIVES

 Taxable and Tax-Advantaged Funds:

 The Prime Obligations, Money Market, Treasury Obligations, Treasury Instru-ments, Government and Federal Portfolios seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instru-ments.

 The Prime Obligations and Money Market Portfolios pursue their investment objectives by investing in U.S. Government Securities, obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities, and other entities and repurchase agreements. The Money Market Portfolio may also invest in U.S. dollar-denominated obliga-tions of foreign banks, foreign companies and foreign governments.

 The Treasury Obligations Portfolio pursues its investment objective by investing in securities issued by the U.S. Treasury and repurchase agree-ments relating to such securities. The Government Portfolio pursues its investment objective by investing in U.S. Government Securities and repur-chase agreements relating to such securities.

 The Treasury Instruments and Federal Portfolios pursue their investment objectives by limiting their investments to certain U.S. Treasury Obliga-tions and U.S. Government Securities, respectively, the interest from which is generally exempt from state income taxation. You should consult your tax adviser to determine whether distributions from the Treasury Instruments and Federal Portfolios (and any other Fund that may hold such obligations) derived from interest on such obligations are exempt from state income taxa-tion in your own state.

 Tax-Exempt Funds:

 The Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios seek to provide shareholders, to the extent consistent with the preservation of capital and prescribed portfolio standards, with a high level of income exempt from federal income tax by investing primarily in municipal instruments.

 In addition, the Tax-Exempt California and Tax-Exempt New York Portfolios seek to provide shareholders with income exempt from California State and New York State and City personal income taxes, respectively, by investing in instruments the interest on which is exempt from these taxes. (These instru-ments are called "California instruments" and "New York instruments" in this Prospectus.)

 The Tax-Exempt Funds pursue their investment objectives by investing in securities issued by or on behalf of states, territories, and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which, if any, is in the opinion of bond counsel excluded from gross income for federal income tax purposes, and not an item of tax preference under the federal alternative minimum tax ("AMT").

 PRINCIPAL INVESTMENT STRATEGIES

 The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Funds' annual and semi-annual reports. For more information see Appendix A.

 Investment Policies Matrix




                          U.S. Treasury U.S. Government            Bank               Commercial
  Fund                     Obligations    Securities           Obligations              Paper
 --------------------------------------------------------------------------------------------------
  Prime Obligations           ./1/             .                    .                     .
                                                            U.S. banks only/2/
 --------------------------------------------------------------------------------------------------
  Money Market                ./1/             .                    .                     .
                                                        Over 25% of total assets   U.S. and foreign
                                                        must be invested in U.S.   (US$) commercial
                                                        and foreign (US$) banks/3/ paper
 --------------------------------------------------------------------------------------------------
  Treasury Obligations        ./4/
 --------------------------------------------------------------------------------------------------
  Treasury Instruments        ./4/
 --------------------------------------------------------------------------------------------------
  Government                  ./1/             .
 --------------------------------------------------------------------------------------------------
  Federal                     ./1/             .
 --------------------------------------------------------------------------------------------------
  Tax-Exempt Diversified                                                                  .
                                                                                   Tax-exempt only
 --------------------------------------------------------------------------------------------------
  Tax-Exempt California                                                                   .
                                                                                   Tax-exempt only
 --------------------------------------------------------------------------------------------------
  Tax-Exempt New York                                                                     .
                                                                                   Tax-exempt only
 --------------------------------------------------------------------------------------------------

 Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.
  1 Issued or guaranteed by the U.S. Treasury.

  2 Including foreign branches of U.S. banks.

  3 If adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits), the Fund may, for temporary defensive purposes, invest less than 25% of its total assets in bank obligations.

  4 Issued by the U.S. Treasury.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES




     Short-Term
   Obligations of                       Asset-Backed and       Foreign
  Corporations and       Repurchase    Receivables-Backed    Government
   Other Entities        Agreements      Securities/5/    Obligations (US$)
---------------------------------------------------------------------------
          .                  .                 .
 U.S. entities only
---------------------------------------------------------------------------
          .                  .                 .                ./6/
 U.S. and foreign
 (US$) entities

---------------------------------------------------------------------------
                             .
---------------------------------------------------------------------------

---------------------------------------------------------------------------
                             .
---------------------------------------------------------------------------
                             .
                      (Does not intend
                      to invest)
---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

  5 To the extent required by Rule 2a-7, asset-backed and receivables-backed securities will be rated by the requisite number of nationally recognized statistical rating organizations ("NRSROs").

  6 The Money Market Portfolio may invest in U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government. The Fund may also invest in U.S. dollar-denominated obligations issued or guaranteed by any entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs. The Fund may not invest more than 25% of its total assets in the securities of any one foreign government.

Investment Policies Matrix continued


                         Taxable             Tax-Exempt            Custodial    Unrated        Investment
Fund                    Municipals           Municipals            Receipts  Securities/9/     Companies
-------------------------------------------------------------------------------------------------------------
Prime Obligations         . /7/                                        .           .          .
                                                                                           Up to 10% of total
                                                                                           assets in other
                                                                                           investment
                                                                                           companies
-------------------------------------------------------------------------------------------------------------
Money Market              . /7/                                        .           .          .
                                                                                           Up to 10% of total
                                                                                           assets in other
                                                                                           investment
                                                                                           companies
-------------------------------------------------------------------------------------------------------------
Treasury Obligations
-------------------------------------------------------------------------------------------------------------
Treasury Instruments


-------------------------------------------------------------------------------------------------------------
Government                                                                                    .
                                                                                           Up to 10% of total
                                                                                           assets in other
                                                                                           investment
                                                                                           companies
-------------------------------------------------------------------------------------------------------------
Federal



-------------------------------------------------------------------------------------------------------------
Tax-Exempt Diversified                  .                              .           .          .
                                   At least 80% of net assets                              Up to 10% of total
                                   in tax-exempt municipal                                 assets in other
                                   obligations (except in                                  investment
                                   extraordinary circumstances)/8/                         companies
-------------------------------------------------------------------------------------------------------------
Tax-Exempt California                   .                              .           .          .
                                   At least 80% of net assets                              Up to 10% of total
                                   in tax-exempt municipal                                 assets in other
                                   obligations and at least 65% of                         investment
                                   total assets in California                              companies
                                   instruments (except in
                                   extraordinary circumstances)/8/
-------------------------------------------------------------------------------------------------------------
Tax-Exempt New York                     .                              .           .          .
                                   At least 80% of net assets                              Up to 10% of total
                                   in tax-exempt municipal                                 assets in other
                                   obligations and at least 65% of                         investment
                                   total assets in New York                                companies
                                   instruments (except in
                                   extraordinary circumstances)/8/
-------------------------------------------------------------------------------------------------------------

 Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.

  7Will only make such investments when yields on such securities are attractive compared to other taxable investments.

  8 Ordinarily expect that 100% of a Fund's portfolio securities will be invested in municipal obligations, but the Funds may, for temporary defensive purposes, hold cash or invest in short-term taxable securities.

  9 To the extent permitted by Rule 2a-7, securities without short-term ratings may be purchased if they are deemed to be of comparable quality to First Tier Securities, or to the extent that a Fund may purchase Second Tier Securities, comparable in quality to Second Tier Securities. In addition, a Fund holding a security supported by a guarantee or demand feature may rely on the credit quality of the guarantee or demand feature in determining the credit quality of the investment.

 10 If such policy should change, private activity bonds subject to AMT would not exceed 20% of a Fund's net assets under normal market conditions.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES


      Private                                Summary of
     Activity           Credit              Taxation for
       Bonds          Quality/9/          Distributions/14/                       Miscellaneous
----------------------------------------------------------------------------------------------------------------
         .          First Tier/12/  Taxable federal and state/15/ Reverse repurchase agreements not permitted




----------------------------------------------------------------------------------------------------------------
         .          First Tier/12/  Taxable federal and state/15/ May invest in obligations of the International
                                                                  Bank for Reconstruction
                                                                  and Development. Reverse
                                                                  repurchase agreements not permitted
----------------------------------------------------------------------------------------------------------------
                    First Tier/12/  Taxable federal and state/15/ Reverse repurchase agreements not permitted
----------------------------------------------------------------------------------------------------------------
                    First Tier/12/  Taxable federal and           Reverse repurchase agreements not permitted
                                    generally exempt from
                                    state taxation
----------------------------------------------------------------------------------------------------------------
                    First Tier/12/  Taxable federal and state/15/ Reverse repurchase agreements not permitted




----------------------------------------------------------------------------------------------------------------
                    First Tier/12/  Taxable federal and           Under extraordinary circumstances, may
                                    generally exempt from         hold cash, U.S. Government Securities
                                    state taxation                subject to state taxation or cash equivalents.
                                                                  Reverse repurchase agreements not permitted
----------------------------------------------------------------------------------------------------------------
         .          First/12/ or    Tax-exempt federal and        May (but does not currently intend to)
     (Does not      Second Tier/13/ taxable state/16/             invest up to 20% in securities subject to
     intend to                                                    AMT and may temporarily invest in the taxable
 invest)/10/,/11/                                                 money market instruments described herein.
                                                                  Reverse repurchase agreements not permitted
----------------------------------------------------------------------------------------------------------------
         .          First/12/ or    Tax-exempt federal            May (but does not currently intend to)
     (Does not      Second Tier/13/ and California State          invest up to 20% in AMT securities
     intend to                                                    and may temporarily invest in the taxable
 invest)/10/,/11/                                                 money market instruments described herein.
                                                                  Reverse repurchase agreements not permitted


----------------------------------------------------------------------------------------------------------------
         .          First/12/ or    Tax-exempt federal,           May invest up to 20% in AMT securities
  (not more than    Second Tier/13/ New York State and            and may temporarily invest in the taxable
    20% of net                      New York City                 money market instruments described herein.
    assets)/11/                                                   Reverse repurchase agreements not permitted



----------------------------------------------------------------------------------------------------------------

 11 No more than 25% of the value of a Fund's total assets may be invested in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry.

 12 First Tier Securities are (a) rated in the highest short-term rating category by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings. U.S. Government Securities are considered First Tier Securities.

 13 Second Tier Securities are (a) rated in the top two short-term rating categories by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings.

 14 See "Taxation" for an explanation of the tax consequences summarized in the table above.

 15 Taxable in many states except for distributions from U.S. Treasury
    Obligation interest income and certain U.S. Government Securities interest income.

 16 Taxable except for distributions from interest on obligations of an investor's state of residence in certain states.

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete invest-ment program. There can be no assurance that a Fund will achieve its investment objective.


                                Prime        Money      Treasury      Treasury
 .Applicable                 Obligations    Market     Obligations   Instruments
 --  Not Applicable           Portfolio    Portfolio    Portfolio     Portfolio
--------------------------------------------------------------------------------
 NAV                              .            .            .             .
 Interest Rate                    .            .            .             .
 Credit/Default                   .            .            .             .
 Liquidity                        .            .            .             .
 U.S. Government Securities       .            .           --            --
 Concentration                   --           --           --            --
 Foreign                         --            .           --            --
 Banking Industry                --            .           --            --
 Tax                             --           --           --            --
--------------------------------------------------------------------------------

                                                    PRINCIPAL RISKS OF THE FUNDS

                                       Tax-Exempt          Tax-Exempt         Tax-Exempt
  Government          Federal          Diversified         California          New York
  Portfolio          Portfolio          Portfolio          Portfolio          Portfolio
----------------------------------------------------------------------------------------
       .                 .                  .                  .                  .
       .                 .                  .                  .                  .
       .                 .                  .                  .                  .
       .                 .                  .                  .                  .
       .                 .                 --                  --                 --
       --               --                  .                  .                  .
       --               --                 --                  --                 --
       --               --                 --                  --                 --
       --               --                  .                  .                  .
----------------------------------------------------------------------------------------

Risks that apply to all Funds:

 .NAV Risk--The risk that a Fund will not be able to maintain a NAV per share of $1.00 at all times.
 .Interest Rate Risk--The risk that during periods of rising interest rates, a Fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Fund's yield will tend to be higher.
 .Credit/Default Risk--The risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agree-ment, may default on its payment obligations. In addition, with respect to the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfo-lios, risk of loss from payment default may also exist where municipal instru-ments are backed by foreign letters of credit or guarantees.
 .Liquidity Risk--The risk that a Fund will be unable to pay redemption proceeds within the time period stated in this Prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.

Risk that applies to the Prime Obligations, Money Market, Government and Federal Portfolios:

 .U.S. Government Securities Risk--The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Risks that apply to the Money Market Portfolio:

 .Foreign Risk--The risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries, less publicly available financial and other information, less stringent foreign securities regulations and accounting and disclosure standards, or other factors. The Money Market Portfolio may not invest more than 25% of its total assets in the securities of any one foreign government.
 .Banking Industry Risk--The risk that if the Fund invests more than 25% of its total assets in bank obligations, an adverse development in the banking indus-try may affect the value of the Fund's investments more than if the Fund's investments were not invested to such a degree in the banking industry. Nor-mally, the Money Market Portfolio intends to invest more than 25% of its total assets in bank obligations. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles.

                                                    PRINCIPAL RISKS OF THE FUNDS


Risks that apply to the Tax-Exempt Funds:

 .Concentration Risk--The risk that if a Fund invests more than 25% of its total assets in issuers within the same state, industry or economic sector, an adverse economic, business or political development may affect the value of the Fund's investments more than if its investments were not so concentrated. The Tax-Exempt California and Tax-Exempt New York Portfolios intend to invest at least 65% of their total assets in California municipal obligations and New York municipal obligations, respectively. These two Funds are classified as "non-diversified" for regulatory purposes.

 .Tax Risk--The risk that future legislative or administrative changes or court decisions may materially affect the ability of a Fund to pay federal tax-exempt dividends (in the case of each of these Funds) and state tax-exempt dividends (in the case of the Tax-Exempt California and Tax-Exempt New York Portfolios). These Funds would not be a suitable investment for IRAs, other tax-exempt or tax deferred accounts or for other investors who are not sensi-tive to the federal, state or local tax consequences of these investments.

More information about the Funds' portfolio securities and investment tech-niques, and their associated risks, is provided in Appendix A. You should con-sider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Fund Performance

 HOW THE FUNDS HAVE PERFORMED


 The bar chart and table below provide an indication of the risks of invest-ing in a Fund by showing: (a) changes in the performance of a Fund's Service Shares from year to year; and (b) the average annual returns of a Fund's Service Shares. Investors should be aware that the fluctuation of interest rates is one primary factor in performance volatility. The bar chart and table assume reinvestment of dividends and distributions. A Fund's past per-formance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund's performance would have been reduced. You may obtain a Fund's current yield by calling 1-800-621-2550.

                                                           FUND PERFORMANCE

Prime Obligations Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter
 Q1 '91  1.61%

 Worst Quarter
 Q2 '93  0.62%




                                                      [GRAPH]

                                            1991           5.67%
                                            1992           3.35%
                                            1993           2.56%
                                            1994           3.66%
                                            1995           5.37%
                                            1996            4.8%
                                            1997           4.96%
                                            1998            4.9%
                                            1999           4.48%

 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1999   1 Year 5 Years Since Inception
 ------------------------------------------------------------------------
  Service Shares (Inception 6/1/90)        4.48%   4.90%       4.61%
 ------------------------------------------------------------------------

Money Market Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter
 Q1 '91  1.62%

 Worst Quarter
 Q2 '93  0.64%




                                                      [GRAPH]

                                            1991            5.7%
                                            1992           3.36%
                                            1993           2.62%
                                            1994           3.72%
                                            1995           5.43%
                                            1996           4.86%
                                            1997           5.01%
                                            1998           4.91%
                                            1999            4.5%

 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31,
  1999                                1 Year 5 Years Since Inception
 -------------------------------------------------------------------
  Service Shares (Inception 6/1/90)   4.50%   4.94%       4.65%
 -------------------------------------------------------------------

                                                           FUND PERFORMANCE

Treasury Obligations Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter
 Q1 '91  1.51%

 Worst Quarter
 Q2 '93  0.60%




                                                      [GRAPH]

                                            1991           5.48%
                                            1992           3.24%
                                            1993           2.48%
                                            1994           3.49%
                                            1995           5.31%
                                            1996           4.69%
                                            1997           4.84%
                                            1998           4.73%
                                            1999           4.22%

 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1999   1 Year 5 Years Since Inception
 ------------------------------------------------------------------------
  Service Shares (Inception 6/1/90)        4.22%   4.76%       4.47%
 ------------------------------------------------------------------------

Treasury Instruments Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter
 Q2 '95  1.35%

 Worst Quarter
 Q2 '93  0.62%




                                                      [GRAPH]

                                            1992           3.13%
                                            1993           2.57%
                                            1994           3.59%
                                            1995           5.28%
                                            1996           4.68%
                                            1997           4.75%
                                            1998           4.54%
                                            1999           3.96%

 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31,
  1999                                1 Year 5 Years Since Inception
 -------------------------------------------------------------------
  Service Shares (Inception 1/30/91)  3.96%   4.64%       4.19%
 -------------------------------------------------------------------

                                                           FUND PERFORMANCE

Government Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:
 Q1 '91  1.53%

 Worst Quarter:
 Q2 '93  0.62%




                                                      [GRAPH]

                                            1991           5.49%
                                            1992            3.3%
                                            1993           2.53%
                                            1994           3.53%
                                            1995           5.35%
                                            1996           4.73%
                                            1997           4.89%
                                            1998           4.79%
                                            1999           4.35%

 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1999   1 Year 5 Years Since Inception
 ------------------------------------------------------------------------
  Service Shares (Inception 7/1/90)        4.35%   4.82%       4.49%
 ------------------------------------------------------------------------

Federal Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter
 Q2 '95  1.37%

 Worst Quarter
 Q1 '94  0.66%




                                                      [GRAPH]

                                            1994           3.69%
                                            1995           5.41%
                                            1996           4.83%
                                            1997           4.98%
                                            1998           4.83%
                                            1999           4.39%

 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31,
  1999                                1 Year 5 Years Since Inception
 -------------------------------------------------------------------
  Service Shares (Inception 5/15/93)  4.39%   4.89%       4.48%
 -------------------------------------------------------------------

                                                           FUND PERFORMANCE

Tax-Exempt Diversified Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter
 Q1 '91  1.03%

 Worst Quarter
 Q1 '94  0.42%




                                                      [GRAPH]

                                            1991           3.91%
                                            1992           2.42%
                                            1993           1.84%
                                            1994            2.3%
                                            1995           3.31%
                                            1996           2.84%
                                            1997           2.97%
                                            1998           2.76%
                                            1999           2.48%

 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1999   1 Year 5 Years Since Inception
 ------------------------------------------------------------------------
  Service Shares (Inception 7/2/90)        2.48%   2.87%       2.89%
 ------------------------------------------------------------------------

Tax-Exempt California Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter
 Q2 '98  0.70%

 Worst Quarter

 Q1 '99  0.47%




                                                      [GRAPH]

                                            1998           2.43%
                                            1999           2.19%

 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31,
  1999                                1 Year Since Inception
 -----------------------------------------------------------
  Service Shares (Inception 9/15/97)  2.19%       2.38%
 -----------------------------------------------------------

                                                           FUND PERFORMANCE

Tax-Exempt New York Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter
 Q2 '98  0.74%

 Worst Quarter

 Q1 '99  0.49%




                                    [GRAPH]

                             1998           2.61%
                             1999           2.35%

 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1999   1 Year Since Inception
 ----------------------------------------------------------------
  Service Shares (Inception 9/15/97)       2.35%       2.55%
 ----------------------------------------------------------------

Fund Fees and Expenses (Service Shares)

This table describes the fees and expenses that you would pay if you buy and hold ILA Service Shares of a Fund.

                                               Prime      Money     Treasury
                                            Obligations   Market   Obligations
                                             Portfolio  Portfolio   Portfolio
------------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on
 Purchases                                     None        None       None
Maximum Deferred Sales Charge (Load)           None        None       None
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                          None        None       None
Redemption Fees                                None        None       None
Exchange Fees                                  None        None       None
Annual Fund Operating Expenses
(expenses that are deducted from Fund
 assets):/1/
Management Fees                                0.35%      0.35%       0.35%
Service Fees/2/                                0.40%      0.40%       0.40%
Other Expenses/3/                              0.08%      0.06%       0.07%
------------------------------------------------------------------------------
Total Fund Operating Expenses/4/               0.83%      0.81%       0.82%
------------------------------------------------------------------------------
                                             Treasury
                                            Instruments Government   Federal
                                             Portfolio  Portfolio   Portfolio
------------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on
 Purchases                                     None        None       None
Maximum Deferred Sales Charge (Load)           None        None       None
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                          None        None       None
Redemption Fees                                None        None       None
Exchange Fees                                  None        None       None
Annual Fund Operating Expenses
(expenses that are deducted from Fund
 assets):/1/
Management Fees                                0.35%      0.35%       0.35%
Service Fees/2/                                0.40%      0.40%       0.40%
Other Expenses/3/                              0.08%      0.10%       0.06%
------------------------------------------------------------------------------
Total Fund Operating Expenses/4/               0.83%      0.85%       0.81%
------------------------------------------------------------------------------

                                                     FUND FEES AND EXPENSES



                                            Tax-Exempt  Tax-Exempt Tax-Exempt
                                            Diversified California  New York
                                             Portfolio  Portfolio  Portfolio
-----------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on
 Purchases                                     None        None       None
Maximum Deferred Sales Charge (Load)           None        None       None
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                          None        None       None
Redemption Fees                                None        None       None
Exchange Fees                                  None        None       None
Annual Fund Operating Expenses
(expenses that are deducted from Fund
 assets):/1/
Management Fees                                0.35%      0.35%      0.35%
Service Fees/2/                                0.40%      0.40%      0.40%
Other Expenses/3/                              0.07%      0.07%      0.09%
-----------------------------------------------------------------------------
Total Fund Operating Expenses/4/               0.82%      0.82%      0.84%
-----------------------------------------------------------------------------

/1/The Funds' annual operating expenses are based on actual expenses. /2/Service Organizations may charge other fees directly to their customers who are the beneficial owners of Service Shares in connection with their customers' accounts. Such fees may affect the return such customers realize with respect to their investments.
/3/"Other Expenses" include transfer agency fees equal to 0.04% of the average daily net assets of each Fund's Service Shares plus all other ordinary expenses not detailed above.

/4/The Investment Adviser has voluntarily agreed to reduce or limit "Total Fund Operating Expenses" of each Fund (excluding service fees, taxes, interest, brokerage fees, litigation, indemnification and other extraordinary expenses) to 0.43% of each Fund's average daily net assets. As a result of the current expense limitations, "Other Expenses" and "Total Fund Operating Expenses" of the Government Portfolio and Tax-Exempt New York Portfolio which are actually incurred are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser with the approval of the Trustees. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                                   Tax-Exempt
                                                        Government  New York
                                                        Portfolio  Portfolio
 ----------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):
  Management Fees                                         0.35%      0.35%
  Service Fees                                            0.40%      0.40%
  Other Expenses                                          0.08%      0.08%
 ----------------------------------------------------------------------------
  Total Fund Operating Expenses (after current expense
   limitations)                                           0.83%      0.83%
 ----------------------------------------------------------------------------

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Service Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


Fund                    1 Year 3 Years 5 Years 10 Years
-------------------------------------------------------
Prime Obligations        $85    $265    $460    $1,025
-------------------------------------------------------
Money Market             $83    $259    $450    $1,002
-------------------------------------------------------
Treasury Obligations     $84    $262    $455    $1,014
-------------------------------------------------------
Treasury Instruments     $85    $265    $460    $1,025
-------------------------------------------------------
Government               $87    $271    $471    $1,049
-------------------------------------------------------
Federal                  $83    $259    $450    $1,002
-------------------------------------------------------
Tax-Exempt Diversified   $84    $262    $455    $1,014
-------------------------------------------------------
Tax-Exempt California    $84    $262    $455    $1,014
-------------------------------------------------------
Tax-Exempt New York      $86    $268    $466    $1,037
-------------------------------------------------------


Service Organizations that invest in Service Shares on behalf of their custom-ers may charge other fees directly to their customer accounts in connection with their investments. You should contact your Service Organization for infor-mation regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investment.

Certain Service Organizations that invest in Service Shares may receive other compensation in connection with the sale and distribution of Service Shares or for services to their customers' accounts and/or the Funds. For additional information regarding such compensation, see "Shareholder Guide" in the Pro-spectus and "Other Information" in the Additional Statement.

Service Providers

 INVESTMENT ADVISER

 As of September 1, 1999, the Investment Management Division ("IMD") was established as a new operating division of Goldman Sachs. This newly created entity includes GSAM. GSAM, 32 Old Slip, New York, New York 10005, acts as Investment Adviser to the Funds. Goldman Sachs registered as an investment adviser in 1981. The Goldman Sachs Group, L.P., which controlled the Investment Adviser, merged into The Goldman Sachs Group, Inc. as a result of an initial public offering. As of December 31, 1999, GSAM, along with other units of IMD, had assets under management of $258.5 billion.

 The Investment Adviser provides day-to-day advice regarding the Funds' port-folio transactions. The Investment Adviser also performs the following serv-ices for the Funds:
 .Continually manages each Fund, including the purchase, retention and disposition of securities and other assets
 .Administers each Fund's business affairs
 .Performs various recordholder servicing functions (to the extent not provided by other organizations)
 Pursuant to an SEC order, each Taxable and Tax-Advantaged Fund may enter into principal transactions in certain taxable money market instruments, including repurchase agreements, with Goldman Sachs.

 MANAGEMENT FEES

 As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Portfolio's average daily net assets):

                                           Actual Rate For the
                                           Fiscal Year Ended
  Fund                    Contractual Rate December 31, 1999
 -------------------------------------------------------------
  Prime Obligations            0.35%              0.35%
 -------------------------------------------------------------
  Money Market                 0.35%              0.35%
 -------------------------------------------------------------
  Treasury Obligations         0.35%              0.35%
 -------------------------------------------------------------
  Treasury Instruments         0.35%              0.35%
 -------------------------------------------------------------
  Government                   0.35%              0.35%
 -------------------------------------------------------------
  Federal                      0.35%              0.35%
 -------------------------------------------------------------
  Tax-Exempt Diversified       0.35%              0.35%
 -------------------------------------------------------------
  Tax-Exempt California        0.35%              0.35%
 -------------------------------------------------------------
  Tax-Exempt New York          0.35%              0.35%
 -------------------------------------------------------------

 The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

 DISTRIBUTOR AND TRANSFER AGENT


 Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Funds' transfer agent (the "Transfer Agent") and, as such, performs various shareholder servicing functions.

 From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

 YEAR 2000

 Goldman Sachs spent a total of approximately $185 million over the past sev-eral years to address the potential hardware, software and other computer and technology issues and related concerns associated with the transition to Year 2000 and to confirm that its service providers did the same. As a result of those efforts, Goldman Sachs has not experienced any material dis-ruptions in its operations in connection with, or following, the transition to the Year 2000.

Dividends

 All or substantially all of each Fund's net investment income will be declared as a dividend daily. Dividends will normally, but not always, be declared as of 4:00 p.m. New York time as a dividend and distributed month-ly. You may choose to have dividends paid in:
 .Cash
 .Additional shares of the same class of the same Fund

 You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the applicable Fund.

 Dividends will be reinvested as of the last calendar day of each month. Cash distributions normally will be paid on or about the first business day of each month. Net short-term capital gains, if any, will be distributed in accordance with federal income tax requirements and may be reflected in a Fund's daily distributions.

 Each Fund may distribute at least annually other realized capital gains, if any, after reduction by available capital losses. In order to avoid exces-sive fluctuations in the amount of monthly capital gains distributions, a portion of any net capital gains realized on the disposition of securities during the months of November and December may be distributed during the subsequent calendar year. Although realized gains and losses on the assets of a Fund are reflected in the NAV of the Fund, they are not expected to be of an amount which would affect the Fund's NAV of $1.00 per share.

Shareholder Guide


 The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds' Service Shares.

 HOW TO BUY SHARES


 How Can I Purchase Service Shares Of The Funds?
 Generally, Service Shares may be purchased only through institutions that have agreed to provide account administration and personal and account main-tenance services to their customers who are the beneficial owners of Service Shares. These institutions are called "Service Organizations." Customers of a Service Organization will normally give their purchase instructions to the Service Organization, and the Service Organization will, in turn, place pur-chase orders with Goldman Sachs. Service Organizations will set times by which purchase orders and payments must be received by them from their cus-tomers. Generally, Service Shares may be purchased from the Funds on any business day at their NAV next determined after receipt of an order by Goldman Sachs from a Service Organization. Shares begin earning dividends after the Fund's receipt of the purchase amount in federal funds. No sales load is charged.

 Service Organizations are responsible for transmitting purchase orders and payments to Goldman Sachs in a timely fashion. Service Organizations should place a purchase order in writing or by telephone.

 --------------------------------------------------------
  By Writing:      Goldman Sachs Funds
                   4900 Sears Tower - 60th Floor
                   Chicago, IL 60606-6372
 --------------------------------------------------------
  By Telephone:    1-800-621-2550
                   (8:00 a.m. to 4:00 p.m. New York time)
 --------------------------------------------------------

 Before or immediately after placing an initial purchase order, a Service Organization should complete and send to Goldman Sachs the Account Applica-tion.

 In certain instances, the Trust may require a signature guarantee in order to effect purchase, redemption or exchange transactions. Signature guaran-tees must be obtained from a bank, brokerage firm or other financial inter-mediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a signa-ture guarantee.

                                                          SHAREHOLDER GUIDE


 Service Organizations may send their payments as follows:
 .Wire federal funds to The Northern Trust Company ("Northern"), as sub-custodian for State Street Bank and Trust Company ("State Street") (each Fund's custodian); or

 .Send a check or Federal Reserve draft payable to Goldman Sachs Funds -(Name of Fund and Class of Shares), 4900 Sears Tower - 60th Floor, Chicago, IL 60606-6372. The Funds will not accept a check drawn on a foreign bank or a third-party check.

 It is strongly recommended that payment be effected by wiring federal funds to Northern.

 It is expected that Federal Reserve drafts will ordinarily be converted to federal funds on the day of receipt and that checks will be converted to federal funds within two business days after receipt.

 When Do Shares Begin Earning Dividends?
 Dividends begin to accrue as follows:


  If an effective order and federal funds are received:   Dividends begin:
 --------------------------------------------------------------------------
  Taxable and Tax-Advantaged Funds:
   .By 3:00 p.m. New York time                            Same business day
   .After 3:00 p.m. New York time                         Next business day
 --------------------------------------------------------------------------
  Tax-Exempt Funds:
   .By 1:00 p.m. New York time                            Same business day
   .After 1:00 p.m. New York time                         Next business day
 --------------------------------------------------------------------------

 What Do I Need To Know About Service Organizations?
 Service Organizations may provide the following services in connection with their customers' investments in Service Shares:
 .Acting, directly or through an agent, as the sole shareholder of record .Maintaining account records for customers
 .Processing orders to purchase, redeem or exchange shares for customers .Responding to inquiries from prospective and existing shareholders .Assisting customers with investment procedures

 In addition, some (but not all) Service Organizations are authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other interme-diaries to accept such orders, if approved by the Trust. In these cases:
 .A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a business day, and the order will be priced at the Fund's NAV next deter-mined after such acceptance.

 .Service Organizations or intermediaries will be responsible for transmit-ting accepted orders and payments to the Trust within the time period agreed upon by them.

 You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

 Pursuant to a service plan adopted by the Trust's Board of Trustees, Service Organizations are entitled to receive payment for their services from the Trust of up to 0.40% (on an annualized basis) of the average daily net assets of the Service Shares of the Funds, which are attributable to or held in the name of the Service Organization for its customers. In addition, GSAM, at its own expense, may pay a Service Organization up to 0.10% of the average daily net assets of the Service Shares of the Fund, which are attributable to or held in the name of the Service Organization for its cus-tomers. The compensation paid by GSAM does not represent an additional expense to a Fund or its shareholders, since it will be paid from the assets of GSAM.

 The Investment Adviser, Distributor and/or their affiliates may pay addi-tional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Service Organizations and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds.

 In addition to Service Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Service Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

 What Is My Minimum Investment In The Funds?
 The Funds do not have any minimum purchase or account requirements with respect to Service Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Service Shares, and may establish other requirements such as a minimum account balance. A Serv-ice Organization may redeem Service Shares held by non-complying accounts, and may impose a charge for any special services.

 What Else Should I Know About Share Purchases?
 The Trust reserves the right to:
 .Modify or waive the minimum investment and minimum account balance require-
  ment.
 .Reject any purchase order for any reason.

                                                          SHAREHOLDER GUIDE


 The Funds may allow Service Organizations to purchase shares with securities instead of cash if consistent with a Fund's investment policies and opera-tions and if approved by the Fund's Investment Adviser.

 How Are Shares Priced?
 The price you pay or receive when you buy, sell or exchange Service Shares is determined by a Fund's NAV. The Funds calculate NAV as follows:

                 (Value of Assets of the Class)
                  - (Liabilities of the Class)
     NAV = _______________________________
                 Number of Outstanding Shares of the Class

 .NAV per share of each class is calculated by State Street on each business day as of the close of regular trading on the New York Stock Exchange (nor-mally 4:00 p.m. New York time). Fund shares will be priced on any day the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for local holidays.
 .On any business day when the Bond Market Association ("BMA") recommends that the securities markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund's closing time and credit will be given to the next business day.
 .The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as permit-ted by the SEC.

 To help each Fund maintain its $1.00 constant share price, portfolio securi-ties are valued at amortized cost in accordance with SEC regulations. Amor-tized cost will normally approximate market value. There can be no assurance that a Fund will be able at all times to maintain a NAV of $1.00 per share.

 HOW TO SELL SHARES


 How Can I Sell Service Shares Of The Funds?
 Generally, Service Shares may be sold (redeemed) only through Service Orga-nizations. Customers of a Service Organization will normally give their redemption instructions to the Service Organization, and the Service Organi-zation will, in turn, place redemption orders with the Funds. Generally, each Fund will redeem Service Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. A Service Organization may request redemptions in writing or by telephone if the optional telephone redemption privilege is elected on the Account Appli-cation.

 ----------------------------------------------------------------------
  By Writing:              Goldman Sachs Funds
                           4900 Sears Tower - 60th Floor
                           Chicago, IL 60606-6372
 ----------------------------------------------------------------------
  By Telephone:            If you have elected the telephone redemption
                           privilege on your Account Application:
                           .1-800-621-2550
                            (8:00 a.m. to 4:00 p.m. New York time)
 ----------------------------------------------------------------------

 Certain Service Organizations are authorized to accept redemption requests on behalf of the Funds as described under "What Do I Need To Know About Service Organizations?" A redemption may also be made with respect to cer-tain Funds by means of the check redemption privilege.

 What Do I Need To Know About Telephone Redemption Requests?

 The Trust, the Distributor, and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized tel-ephone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:
 .All telephone requests are recorded.
 .Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
 .The telephone redemption option may be modified or terminated at any time.

 Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

                                                          SHAREHOLDER GUIDE


 When Will Redemption Proceeds Be Wired?
 Redemption proceeds will normally be wired to the bank account designated on a Service Organization's Account Application as follows:


  Redemption Request Received       Redemption Proceeds     Dividends
 --------------------------------------------------------------------------------
  Taxable and Tax-Advantaged
   Funds:
 --------------------------------------------------------------------------------
   .By 3:00 p.m. New York time      Wired same business day Not earned on day
                                                            request is received
   .After 3:00 p.m. New York time   Wired next business day Earned on day request
                                                            is received
 --------------------------------------------------------------------------------
  Tax-Exempt Funds:
 --------------------------------------------------------------------------------
   .By 12:00 p.m. New York time     Wired same business day Not earned on day
                                                            request is received
   .After 12:00 p.m. New York       Wired next business day Earned on day request
   time                                                     is received
 --------------------------------------------------------------------------------

 .Although redemption proceeds will normally be wired as described above, each Fund reserves the right to pay redemption proceeds up to three busi-ness days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.

 .Neither the Trust, Goldman Sachs nor any other institution assumes any responsibility for the performance of intermediaries or your Service Organ-ization in the transfer process. If a problem with such performance arises, you should deal directly with such intermediaries or Service Organizations.

 What Should I Know About The Check Redemption Privilege?
 A Service Organization may elect to have a special account with State Street for the purpose of redeeming Service Shares from its account by check.
 The following general policies govern the check redemption privilege:
 .The Service Organization will be provided with a supply of checks when
  State Street receives a completed signature card and authorization form. Checks drawn on the account may be payable to the order of any person in any amount over $500, but cannot be certified.
 .The payee of the check may cash or deposit it just like any other check drawn on a bank.

 .When the check is presented to State Street for payment, a sufficient num-ber of full or fractional Service Shares will be redeemed to cover the amount of the check.
 .Canceled checks will be returned to the Service Organization by State
  Street.
 .The check redemption privilege allows a Service Organization to receive the dividends declared on the Service Shares that are to be redeemed until the check is actually processed. Because of this feature, accounts may not be completely liquidated by check.
 .If the amount of the check is greater than the value of the Service Shares held in the Service Organization's account, the check will be returned unpaid. In this case, the Service Organization may be subject to extra charges.
 .The Trust reserves the right to limit the availability of, modify or termi-nate the check redemption privilege at any time with respect to any or all Service Organizations.

 What Else Do I Need To Know About Redemptions?
 The following generally applies to redemption requests:
 .Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
 .Service Organizations are responsible for the timely transmittal of redemp-tion requests by their customers to the Transfer Agent. In order to facili-tate the timely transmittal of redemption requests, Service Organizations may set times by which they must receive redemption requests. Service Orga-nizations may also require additional documentation from you.

 The Trust reserves the right to:

 .Redeem the Service Shares of any Service Organization whose account balance falls below the minimum as a result of a redemption. The Fund will give 60 days' prior written notice to allow a Service Organization to purchase suf-ficient additional shares of the Fund in order to avoid such redemption. Different rules may apply to investors who have established brokerage accounts with Goldman Sachs in accordance with the terms and conditions of their account agreements.
 .Redeem the shares in other circumstances determined by the Board of Trust-
  ees to be in the best interest of the Trust.
 .Pay redemptions by a distribution in-kind of securities (instead of cash).
  If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

 .Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to the Fund as undeliverable or remain uncashed for six months. In addition, that distribution and all future distributions payable to you will be reinvested at NAV in additional Fund shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                                                          SHAREHOLDER GUIDE


 Can I Exchange My Investment From One Fund To Another?
 A Service Organization may exchange Service Shares of a Fund at NAV for shares of the corresponding class of any other Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days' written notice.


  Instructions For Exchanging Shares:
 -------------------------------------------------------------------
  By Writing:      .Write a letter of instruction that includes:
                   .The recordholder name(s) and signature(s)
                   .The account number
                   .The Fund names and Class of Shares
                   .The dollar amount to be exchanged
                   .Mail the request to:
                    Goldman Sachs Funds
                    4900 Sears Tower - 60th Floor
                    Chicago, IL 60606-6372
 -------------------------------------------------------------------
  By Telephone:    If you have elected the telephone exchange
                   privilege on your Account Application:
                   .1-800-621-2550 (8:00 a.m. to 4:00 p.m.
                    New York time)
 -------------------------------------------------------------------

 You should keep in mind the following factors when making or considering an exchange:
 .You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.

 .All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund, except that this requirement may be waived at the discretion of the Trust.
 .Telephone exchanges normally will be made only to an identically registered account.
 .Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
 .Exchanges are available only in states where exchanges may be legally made. .It may be difficult to make telephone exchanges in times of drastic eco-
  nomic or market conditions.
 .Goldman Sachs may use reasonable procedures described under "What Do I Need
  To Know About Telephone Redemption Requests?" in an effort to prevent unau-thorized or fraudulent telephone exchange requests.

 For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should con-sult your tax adviser concerning the tax consequences of an exchange.

 What Types Of Reports Will I Be Sent Regarding Investments In Service
 Shares?

 Service Organizations will receive from the Funds annual reports containing audited financial statements and semi-annual reports. Upon request, Service Organizations will also be provided with a printed confirmation for each transaction. Any dividends and distributions paid by the Funds are also reflected in regular statements issued by the Funds to Service Organiza-tions. Service Organizations are responsible for providing these or other reports to their customers who are the beneficial owners of Service Shares in accordance with the rules that apply to their accounts with the Service Organizations.

Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should con-sult your tax adviser about the federal, state, local or foreign tax conse-quences of your investment in the Funds.

Unless your investment is an IRA or other tax-advantaged accounts, you should consider the possible tax consequences of Fund distributions.

Taxes on Distributions: Except for the Tax-Free Money Market Fund, distribu-tions of investment income are taxable as ordinary income for federal tax pur-poses, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. To the extent that Fund distributions are attributable to interest on federal obligations or interest on obligations of your state of residence or its municipalities or authorities, they will in most cases be exempt from state and local income taxes. Distributions from the Tax-Free Money Market Fund that are designated as "exempt interest dividends" are generally not subject to fed-eral income tax. Distributions of short-term capital gains are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. The Funds will inform shareholders of the character and tax status of all distributions promptly after the close of each calendar year.

You should note that a portion of the exempt-interest dividends paid by the Tax-Free Money Market Fund may be a preference item when determining your fed-eral alternative minimum tax liability. Exempt-interest dividends are also taken into account in determining the taxable portion of social security or railroad retirement benefits. Any interest on indebtedness incurred by you to purchase or carry shares in the Tax-Free Money Market Fund generally will not be deductible for federal income tax purposes.

Other Information: When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Fund must withhold 31% of your taxable distributions and any redemption pro-ceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so. Non-U.S. investors may be subject to U.S. withholding and estate tax.

Appendix A
Additional Information on Portfolio
Risks, Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental policies and investment restrictions that cannot be changed without shareholder approval. You should note, however, that all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objective, you should consider whether that Fund remains an appropriate invest-ment in light of your then current financial position and needs.

U.S. Treasury Obligations and U.S. Government Securities. U.S. Treasury Obligations include securities issued or issued or guaranteed by the U.S. Treasury ("U.S. Treasury Obligations"). Payment of principal and interest on these obligations is backed by the full faith and credit of the U.S. government. U.S. Treasury Obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS").

U.S. Government Securities are obligations issued or guaranteed by U.S. govern-ment agencies, authorities, instrumentalities or sponsored enterprises ("U.S. Government Securities"). Unlike U.S. Treasury Obligations, U.S. Government Securities can be supported by either (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("Ginnie Mae"));
(b) the right of the issuer to borrow from the U.S. Treasury (such as securi-ties of the Student Loan Marketing Association); (c) the discretionary author-ity of the U.S. government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")); or (d) only the credit of the issu-er.

U.S. Government Securities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid. U.S. Government Securities also include zero coupon bonds.

                                                                      APPENDIX A


Some Funds invest in U.S. Treasury Obligations and certain U.S. Government Securities the interest from which is generally exempt from state income taxa-tion. Securities generally eligible for this exemption include those issued by the U.S. Treasury and certain agencies, authorities or instrumentalities of the U.S. government, including the Federal Home Loan Banks, Federal Farm Credit Banks, Tennessee Valley Authority and Student Loan Marketing Association.

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authori-ties, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Bank Obligations. Bank obligations include certificates of deposit, commercial paper, unsecured bank promissory notes, bankers' acceptances, time deposits and other debt obligations. Certain Funds may invest in obligations issued or backed by U.S. banks when a bank has more than $1 billion in total assets at the time of purchase or is a branch or subsidiary of such a bank. In addition, certain Funds may invest in U.S. dollar-denominated obligations issued or guaranteed by foreign banks that have more than $1 billion in total assets at the time of purchase, U.S. branches of such foreign banks (Yankee obligations), foreign branches of such foreign banks and foreign branches of U.S. banks having more than $1 billion in total assets at the time of purchase. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation.

If a Fund invests more than 25% of its total assets in bank obligations (whether foreign or domestic), it may be especially affected by favorable and adverse developments in or related to the banking industry. The activities of U.S. and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of opera-tions and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate mar-kets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

Commercial Paper. A Fund may invest in commercial paper, including variable amount master demand notes and asset-backed commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. The commercial paper purchased by a Fund consists of direct U.S. dollar-denominated obligations of domestic or, in the case of certain Funds, foreign issuers.

Short-Term Obligations. A Fund may invest in other short-term obligations, including short-term funding agreements payable in U.S. dollars and issued or guaranteed by U.S. corporations, foreign corporations or other entities. A funding agreement is a contract between an issuer and a purchaser that obli-gates the issuer to pay a guaranteed rate of interest on a principal sum depos-ited by the purchaser. Funding agreements will also guarantee a stream of pay-ments over time. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaran-teed for a set time period. Because there is normally no secondary market for these investments, funding agreements purchased by a Fund may be regarded as illiquid.

Repurchase Agreements. Certain Funds may enter into repurchase agreements with primary dealers in U.S. Government Securities and banks affiliated with primary dealers. Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price.

If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer addi-tional losses if a court determines that the Fund's interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Distribu-tions of the income from repurchase agreements will be taxable to a Fund's shareholders. In addition, certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Asset-Backed and Receivables-Backed Securities. Certain Funds may invest in asset-backed and receivables-backed securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed and receivables-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed and receivables-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in such securities will

                                                                      APPENDIX A

be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. In addition, securities that are backed by credit card, automobile and similar types of receivables generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Foreign Government Obligations and Related Foreign Risks. Certain Funds may invest in foreign government obligations. Foreign government obligations are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs.

Investments by a Fund in foreign securities, whether issued by a foreign gov-ernment, bank, corporation or other issuer, may present a greater degree of risk than investments in securities of domestic issuers because of less public-ly-available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

Municipal Obligations. Certain Funds may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia. Municipal obligations in which a Fund may invest consist of fixed rate notes and similar debt instruments; variable and floating rate demand instruments; tax-exempt commercial paper; municipal bonds; and unrated notes, paper, bonds or other instruments.

Municipal Notes and Bonds. Municipal notes include tax anticipation notes ("TANs"), revenue anticipation notes ("RANs"), bond anticipation notes ("BANs"), tax and revenue anticipation notes ("TRANs") and construction loan notes. Municipal bonds include general obligation bonds and revenue bonds. Gen-eral obligation bonds are backed by the taxing power of the issuing municipal-ity and are considered the safest type of municipal obligation. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. Revenue bonds also include lease rental revenue bonds which are issued by a state or local authority for capital projects and are secured by annual lease payments from the state or local-ity sufficient to cover debt service on the authority's obligations. Industrial development bonds ("private activity bonds") are a specific type of revenue bond backed by the credit and security of a private user and, therefore, have more potential risk. Municipal bonds may be issued in a variety of forms, including commercial paper, tender option bonds and variable and floating rate securities.

Tender Option Bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept ten-dered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund's average portfolio maturity. There is a risk that a Fund will not be con-sidered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, a payment default or a disqualifica-tion from tax-exempt status.

Revenue Anticipation Warrants. Revenue Anticipation Warrants ("RAWs") are issued in anticipation of the issuer's receipt of revenues and present the risk that such revenues will be insufficient to satisfy the issuer's payment obliga-tions. The entire amount of principal and interest on RAWs is due at maturity. RAWs, including those with a maturity of more than 397 days, may also be repackaged as instruments which include a demand feature that permits the holder to sell the RAWs to a bank or other financial institution at a purchase price equal to par plus accrued interest on each interest rate reset date.

Industrial Development Bonds. Certain Funds may invest in industrial develop-ment bonds (private activity bonds). Industrial development bonds are a spe-cific type of revenue bond backed by the credit and security of a private user, the interest from which would be an item of tax preference when distributed by a Fund as "exempt-interest dividends" to shareholders under the AMT.

                                                                      APPENDIX A

Other Municipal Obligation Policies. Certain Funds may invest 25% or more of the value of their respective total assets in municipal obligations which are related in such a way that an economic, business or political development or change affecting one municipal obligation would also affect the other municipal obligation. For example, a Fund may invest all of its assets in (a) municipal obligations the interest of which is paid solely from revenues from similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities; (b) municipal obligations whose issuers are in the same state; or (c) industrial development obligations. Concentration of a Fund's investments in these municipal obligations will subject the Fund, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration.

Municipal obligations may be backed by letters of credit or other forms of credit enhancement issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States or by other financial insti-tutions. The credit quality of these banks and financial institutions could, therefore, cause a loss to a Fund that invests in municipal obligations. Let-ters of credit and other obligations of foreign banks and financial institu-tions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regu-lation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and are gener-ally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks. In addition, the Funds may acquire securities in the form of custodial receipts which evidence ownership of future interest pay-ments, principal payments or both on obligations of certain state and local governments and authorities.

In order to enhance the liquidity, stability or quality of a municipal obliga-tion, a Fund may acquire the right to sell the obligation to another party at a guaranteed price and date.

Custodial Receipts. Certain Funds may also acquire U.S. Government Securities in the form of custodial receipts. Custodial receipts evidence ownership of future interest payments, principal payments or both on notes or bonds issued or guaranteed as to principal or interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities. For certain securi-ties law purposes, custodial receipts are not considered obligations of the U.S. government.

Other Investment Companies. A Fund may invest in securities of other investment companies subject to statutory limitations prescribed by the Act. These limita-tions include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other investment compa-nies will have investment objectives, policies and restrictions substantially similar to those of the acquiring Fund and will be subject to substantially the same risks.

Floating and Variable Rate Obligations. The Funds may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. Subject to the conditions for using amortized cost valuation under the Act, a Fund may consider the maturity of a variable or floating rate obli-gation to be shorter than its ultimate stated maturity if the obligation is a U.S. Treasury Obligation or U.S. Government Security, if the obligation has a remaining maturity of 397 calendar days or less, or if the obligation has a demand feature that permits the Fund to receive payment at any time or at spec-ified intervals not exceeding 397 calendar days. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable, both of which may be issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States. A Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

When-Issued Securities and Forward Commitments. The Funds may purchase when-issued securities and enter into forward commitments. When-issued securities are securities that have been authorized, but not yet issued. When-issued secu-rities are purchased in order to secure what is considered to be an advanta-geous price and yield to a Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell secu-rities for a fixed price at a future date beyond the customary settlement peri-od.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

                                                                      APPENDIX A

Illiquid Securities. Each Fund may invest up to 10% of its net assets in illiq-uid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:
 .Both domestic and foreign securities that are not readily marketable
 .Certain municipal leases and participation interests
 .Certain stripped mortgage-backed securities
 .Repurchase agreements and time deposits with a notice or demand period of more than seven days
 .Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called "4(2) commercial paper" or is oth-erwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

Investing in restricted securities may decrease the liquidity of a Fund's port-folio.

Borrowings. Each Fund may borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its net assets. For more information, see the Addi-tional Statement.

Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

Special Risks and Policies Applicable to the Tax-Exempt Funds:

Fundamental Policies. As a matter of fundamental policy, at least 80% of each of the net assets of each of the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios will ordinarily be invested in municipal obligations, the interest from which is, in the opinion of bond counsel, if any, excluded from gross income for federal income tax purposes. In addition, as a matter of fundamental policy, at least 65% of each of the Tax-Exempt Cali-fornia and Tax-Exempt New York Portfolio's total assets will be invested in California and New York municipal obligations, except in extraordinary circum-stances.

For these purposes, California and New York municipal obligations are obliga-tions issued by or on behalf of the State of California or the State of New York, respectively, and their respective political subdivisions, agencies and instrumentalities and the government of Puerto Rico, the U.S. Virgin Islands and Guam, the interest from which is excluded from gross income for federal income tax purposes and is exempt from California State personal income tax or New York State and New York City personal income tax. Each Tax-Exempt Fund may temporarily invest in taxable money market instruments or, in the case of the Tax-Exempt California and New York Portfolios, in municipal obligations that are not California or New York municipal obligations, respectively, when acceptable California and New York municipal obligations are not available or when the Investment Adviser believes that the market conditions dictate a defensive posture. Investments in taxable money market instruments will be lim-ited to those meeting the quality standards of each Tax-Exempt Fund. The Tax-Exempt California and Tax-Exempt New York Portfolios' distributions of interest from municipal obligations other than California and New York municipal obliga-tions, respectively, may be subject to California and New York State and New York City personal income taxes.

Risks of Investing in California and New York: The Tax-Exempt California and Tax-Exempt New York Portfolios concentrate their investments in California and New York municipal obligations. Consequently, these Funds are more susceptible to factors adversely affecting issuers of California and New York municipal obligations, and may be riskier than comparable municipal bond funds and money market funds that do not emphasize these issuers to this degree.

The Tax-Exempt California Portfolio's investments can be affected by political and economic developments within the State of California (the "State"), and by the financial condition of the State, its public authorities and political sub-divisions. After suffering a severe recession in the early 1990's which caused the State to experience financial difficulties, California's economy entered a sustained recovery since late 1993. The State's budget has returned to a posi-tive balance and is generating substantial surpluses. California's long-term credit rating has been raised after being reduced

                                                                 APPENDIX A

during the recession. To respond to its own revenue shortfalls during the recession, the State reduced assistance to its public authorities and political subdivisions. Cutbacks in state aid could further adversely affect the finan-cial condition of cities, counties and education districts which are subject to their own fiscal constraints. California voters in the past have passed amend-ments to the California Constitution and other measures that limit the taxing and spending authority of California governmental entities, and future voter initiatives could result in adverse consequences affecting California municipal obligations. Also, the ultimate fiscal effect of federally-mandated reform of welfare programs on the State and its local governments is still to be resolved.

These factors, among others (including the outcome of related pending litiga-tion), could reduce the credit standing of certain issuers of California munic-ipal obligations. A more detailed discussion of the risks of investing in Cali-fornia is included in the Additional Statement.

The Tax-Exempt New York Portfolio's investments will be affected by political and economic developments within the State of New York (the "State"), and by the financial conditions of the State, its public authorities and political subdivisions, particularly the City of New York (the "City"). The State and the City face long-term economic problems that could seriously affect their ability and that of other issuers of New York municipal obligations to meet their financial obligations. Certain substantial issuers of New York municipal obli-gations (including issuers whose obligations may be acquired by the Fund) have, at times, experienced serious financial difficulties. Strong demand for New York municipal obligations has also at times had the effect of permitting New York municipal obligations to be issued with yields relatively lower, and after issuance, to trade in the market at prices relatively higher, than comparably rated municipal obligations issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by certain issuers of New York municipal obligations could result in defaults or declines in the market values of those issuers' existing obligations and, possibly, in the obligations of other issuers of New York municipal obligations. Although as of April 1, 2000 no issuers were in default with respect to the payment of their New York munic-ipal obligations, the occurrence of any such default could materially affect adversely the market values and marketability of all New York municipal obliga-tions and, consequently, the value of the Fund's holdings. A more detailed dis-cussion of the risks of investing in New York is included in the Additional Statement.

If California, New York, or any of their local governmental entities are unable to meet their financial obligations, the corresponding Fund's income, NAV, ability to preserve or realize appreciation of capital or liquidity could be adversely affected. Also, neither of these Funds is a diversified fund under the Act (except to the extent that diversification is required by Rule 2a-7 or for federal income tax purpos-
es). Because they may invest a larger percentage of their assets in the securi-ties of fewer issuers than do diversified funds, these Funds may be exposed to greater risk in that an adverse change in the condition of one or a small num-ber of issuers would have a greater impact on them.

                      [This page intentionally left blank]

Appendix B
Financial Highlights

 The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects finan-cial results for a single Fund share. The total returns in the table repre-sent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with a Fund's financial statements, is included in the Fund's annual report (available upon request without charge).

 PRIME OBLIGATIONS PORTFOLIO


                                 Net asset
                                 value at     Net     Distributions
                                 beginning investment   to unit/
                                 of period  income/a/ shareholders
-------------------------------------------------------------------------------
For the Years Ended December
 31,
1999 - ILA units                   $1.00     $0.05       $(0.05)
1999 - ILA Administration units     1.00      0.05        (0.05)
1999 - ILA Service units            1.00      0.04        (0.04)
1999 - ILA B units                  1.00      0.04        (0.04)
1999 - ILA C units                  1.00      0.04        (0.04)
1999 - Cash Management shares       1.00      0.04        (0.04)
-------------------------------------------------------------------------------
1998 - ILA units                    1.00      0.05        (0.05)
1998 - ILA Administration units     1.00      0.05        (0.05)
1998 - ILA Service units            1.00      0.05        (0.05)
1998 - ILA B units                  1.00      0.04        (0.04)
1998 - ILA C units                  1.00      0.04        (0.04)
1998 - Cash Management shares
 (commenced May 1)                  1.00      0.03        (0.03)
-------------------------------------------------------------------------------
1997 - ILA units                    1.00      0.05        (0.05)
1997 - ILA Administration units     1.00      0.05        (0.05)
1997 - ILA Service units            1.00      0.05        (0.05)
1997 - ILA B units                  1.00      0.04        (0.04)
1997 - ILA C units (commenced
 August 15)                         1.00      0.04        (0.04)
-------------------------------------------------------------------------------
1996 - ILA units                    1.00      0.05        (0.05)
1996 - ILA Administration units     1.00      0.05        (0.05)
1996 - ILA Service units            1.00      0.05        (0.05)
1996 - ILA B units (commenced
 May 8)                             1.00      0.03        (0.03)
-------------------------------------------------------------------------------
1995 - ILA units                    1.00      0.06        (0.06)
1995 - ILA Administration units     1.00      0.06        (0.06)
1995 - ILA Service units            1.00      0.05        (0.05)
-------------------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

c Annualized.

                                                                      APPENDIX B






                                                                Ratios assuming no
                                                               waiver of fees and no
                                                                expense limitations
                                                             -------------------------
                           Net                  Ratio of net              Ratio of net
  Net asset             assets at  Ratio of net  investment  Ratio of net  investment
  value at                 end     expenses to   income to   expenses to   income to
     end       Total    of period  average net  average net  average net  average net
  of period   return/b/ (in 000's)    assets       assets       assets       assets
--------------------------------------------------------------------------------------
    $1.00      4.90%    $1,095,109     0.43%        4.79%        0.43%        4.79%
     1.00      4.74         40,850     0.58         4.65         0.58         4.65
     1.00      4.48         92,975     0.83         4.33         0.83         4.33
     1.00      3.86         19,444     1.43         3.83         1.43         3.83
     1.00      3.86          7,436     1.43         3.76         1.43         3.76
     1.00      4.30              1     1.00         4.44         1.43         4.01
--------------------------------------------------------------------------------------
     1.00      5.32        837,185     0.43         5.19         0.43         5.19
     1.00      5.16         38,836     0.58         5.05         0.58         5.05
     1.00      4.90        119,309     0.83         4.79         0.83         4.79
     1.00      4.27         14,412     1.43         4.07         1.43         4.07
     1.00      4.27          6,814     1.43         4.13         1.43         4.13
     1.00      4.69c             2     0.93c        4.81c        1.43c        4.31c
--------------------------------------------------------------------------------------
     1.00      5.38        866,445     0.42         5.24         0.43         5.23
     1.00      5.22         28,110     0.57         5.11         0.58         5.10
     1.00      4.96         78,316     0.82         4.85         0.83         4.84
     1.00      4.33          1,574     1.42         4.33         1.43         4.32
     1.00      4.41c         1,897     1.42c        4.39c        1.43c        4.38c
--------------------------------------------------------------------------------------
     1.00      5.22      1,154,787     0.41         5.11         0.43         5.09
     1.00      5.06         23,738     0.56         4.97         0.58         4.95
     1.00      4.80         84,707     0.81         4.74         0.83         4.72
     1.00      3.97c           346     1.41c        4.09c        1.43c        4.07c
--------------------------------------------------------------------------------------
     1.00      5.79      1,261,251     0.41         5.66         0.43         5.64
     1.00      5.63         63,018     0.56         5.51         0.58         5.49
     1.00      5.37        227,233     0.81         5.22         0.83         5.20
--------------------------------------------------------------------------------------

 MONEY MARKET PORTFOLIO


                                  Net asset
                                  value at     Net     Distributions
                                  beginning investment   to unit/
                                  of period  income/a/ shareholders
--------------------------------------------------------------------
For the Years Ended December 31,
1999 - ILA units                    $1.00     $0.05       $(0.05)
1999 - ILA Administration units      1.00      0.05        (0.05)
1999 - ILA Service units             1.00      0.04        (0.04)
1999 - Cash Management shares        1.00      0.04        (0.04)
--------------------------------------------------------------------
1998 - ILA units                     1.00      0.05        (0.05)
1998 - ILA Administration units      1.00      0.05        (0.05)
1998 - ILA Service units             1.00      0.05        (0.05)
1998 - Cash Management shares
 (commenced May 1)                   1.00      0.03        (0.03)
--------------------------------------------------------------------
1997 - ILA units                     1.00      0.05        (0.05)
1997 - ILA Administration units      1.00      0.05        (0.05)
1997 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------
1996 - ILA units                     1.00      0.05        (0.05)
1996 - ILA Administration units      1.00      0.05        (0.05)
1996 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------
1995 - ILA units                     1.00      0.06        (0.06)
1995 - ILA Administration units      1.00      0.06        (0.06)
1995 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

c Annualized.

                                                                      APPENDIX B




                                                                Ratios assuming no
                                                               waiver of fees and no
                                                                expense limitations
                                                             -------------------------
                           Net                  Ratio of net              Ratio of net
  Net asset             assets at  Ratio of net  investment  Ratio of net  investment
  value at                 end     expenses to   income to   expenses to   income to
     end       Total    of period  average net  average net  average net  average net
  of period   return/b/ (in 000's)    assets       assets       assets       assets
--------------------------------------------------------------------------------------
    $1.00      4.92%    $1,346,765     0.41%        4.80%        0.41%        4.80%
     1.00      4.76          6,961     0.56         4.64         0.56         4.64
     1.00      4.50        383,932     0.81         4.42         0.81         4.42
     1.00      4.32              2     0.98         4.37         1.41         3.94
--------------------------------------------------------------------------------------
     1.00      5.33      1,350,317     0.40         5.17         0.43         5.14
     1.00      5.17        314,327     0.55         5.04         0.58         5.01
     1.00      4.91         32,349     0.80         4.79         0.83         4.76
     1.00      4.69c             2     0.90c        4.80c        1.43c        4.27c
--------------------------------------------------------------------------------------
     1.00      5.43        806,096     0.37         5.31         0.42         5.26
     1.00      5.28        307,480     0.52         5.15         0.57         5.10
     1.00      5.01         20,517     0.77         4.90         0.82         4.85
--------------------------------------------------------------------------------------
     1.00      5.27        703,097     0.36         5.15         0.43         5.08
     1.00      5.12        257,258     0.51         5.00         0.58         4.93
     1.00      4.86         28,845     0.76         4.75         0.83         4.68
--------------------------------------------------------------------------------------
     1.00      5.85        574,155     0.36         5.71         0.42         5.65
     1.00      5.69        164,422     0.51         5.55         0.57         5.49
     1.00      5.43         23,080     0.76         5.29         0.82         5.23
--------------------------------------------------------------------------------------

 TREASURY OBLIGATIONS PORTFOLIO


                                  Net asset
                                  value at     Net     Distributions
                                  beginning investment      to
                                  of period  income/a/  unitholders
--------------------------------------------------------------------
For the Years Ended December 31,
1999 - ILA units                    $1.00     $0.05       $(0.05)
1999 - ILA Administration units      1.00      0.04        (0.04)
1999 - ILA Service units             1.00      0.04        (0.04)
--------------------------------------------------------------------
1998 - ILA units                     1.00      0.05        (0.05)
1998 - ILA Administration units      1.00      0.05        (0.05)
1998 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------
1997 - ILA units                     1.00      0.05        (0.05)
1997 - ILA Administration units      1.00      0.05        (0.05)
1997 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------
1996 - ILA units                     1.00      0.05        (0.05)
1996 - ILA Administration units      1.00      0.05        (0.05)
1996 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------
1995 - ILA units                     1.00      0.06        (0.06)
1995 - ILA Administration units      1.00      0.05        (0.05)
1995 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

                                                                      APPENDIX B




                                                                Ratios assuming no
                                                               waiver of fees and no
                                                                expense limitations
                                                             -------------------------
                           Net                  Ratio of net              Ratio of net
  Net asset             assets at  Ratio of net  investment  Ratio of net  investment
  value at                 end     expenses to   income to   expenses  to  income to
     end       Total    of period  average net  average net  average net  average net
  of period   return/b/ (in 000's)    assets       assets       assets       assets
--------------------------------------------------------------------------------------
    $1.00      4.63%     $404,299      0.42%        4.50%        0.42%        4.50%
     1.00      4.48        42,334      0.57         4.35         0.57         4.35
     1.00      4.22       264,787      0.82         4.19         0.82         4.19
--------------------------------------------------------------------------------------
     1.00      5.15       734,553      0.42         4.96         0.43         4.95
     1.00      4.99        80,464      0.57         4.88         0.58         4.87
     1.00      4.73        35,432      0.82         4.67         0.83         4.66
--------------------------------------------------------------------------------------
     1.00      5.26       590,381      0.42         5.12         0.42         5.12
     1.00      5.10       124,159      0.57         4.99         0.57         4.99
     1.00      4.84       104,133      0.82         4.73         0.82         4.73
--------------------------------------------------------------------------------------
     1.00      5.11       574,734      0.41         4.98         0.43         4.96
     1.00      4.95       108,850      0.56         4.83         0.58         4.81
     1.00      4.69       123,483      0.81         4.59         0.83         4.57
--------------------------------------------------------------------------------------
     1.00      5.73       711,209      0.41         5.51         0.43         5.49
     1.00      5.57        92,643      0.56         5.37         0.58         5.35
     1.00      5.31       119,692      0.81         5.11         0.83         5.09
--------------------------------------------------------------------------------------

 TREASURY INSTRUMENTS PORTFOLIO


                                  Net asset
                                  value at     Net     Distributions
                                  beginning investment      to
                                  of period  income/a/  unitholders
--------------------------------------------------------------------
For the Years Ended December 31,
1999 - ILA units                    $1.00     $0.04       $(0.04)
1999 - ILA Administration units      1.00      0.04        (0.04)
1999 - ILA Service units             1.00      0.04        (0.04)
--------------------------------------------------------------------
1998 - ILA units                     1.00      0.05        (0.05)
1998 - ILA Administration units      1.00      0.05        (0.05)
1998 - ILA Service units             1.00      0.04        (0.04)
--------------------------------------------------------------------
1997 - ILA units                     1.00      0.05        (0.05)
1997 - ILA Administration units      1.00      0.05        (0.05)
1997 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------
1996 - ILA units                     1.00      0.05        (0.05)
1996 - ILA Administration units      1.00      0.05        (0.05)
1996 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------
1995 - ILA units                     1.00      0.06        (0.06)
1995 - ILA Administration units      1.00      0.05        (0.05)
1995 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

                                                                      APPENDIX B




                                                                Ratios assuming no
                                                               waiver of fees and no
                                                                expense limitations
                                                             -------------------------
                           Net                  Ratio of net              Ratio of net
  Net asset             assets at  Ratio of net  investment  Ratio of net  investment
  value at                 end     expenses to   income to   expenses  to  income to
     end       Total    of period  average net  average net  average net  average net
  of period   return/b/ (in 000's)    assets       assets       assets       assets
--------------------------------------------------------------------------------------
    $1.00      4.38%     $224,609      0.43%        4.29%        0.43%        4.29%
     1.00      4.22        32,162      0.58         4.09         0.58         4.09
     1.00      3.96       306,483      0.83         3.90         0.83         3.90
--------------------------------------------------------------------------------------
     1.00      4.96       341,476      0.30         4.83         0.43         4.70
     1.00      4.80       131,685      0.45         4.68         0.58         4.55
     1.00      4.54       374,128      0.70         4.43         0.83         4.30
--------------------------------------------------------------------------------------
     1.00      5.17       330,241      0.22         5.02         0.42         4.82
     1.00      5.01        98,667      0.37         4.88         0.57         4.68
     1.00      4.75       295,404      0.62         4.63         0.82         4.43
--------------------------------------------------------------------------------------
     1.00      5.10       708,999      0.21         4.96         0.43         4.74
     1.00      4.95       137,706      0.36         4.82         0.58         4.60
     1.00      4.68       383,901      0.61         4.56         0.83         4.34
--------------------------------------------------------------------------------------
     1.00      5.70       586,294      0.21         5.50         0.44         5.27
     1.00      5.54        68,713      0.36         5.34         0.59         5.11
     1.00      5.28       123,254      0.61         5.00         0.84         4.77
--------------------------------------------------------------------------------------

 GOVERNMENT PORTFOLIO


                                          Net asset
                                          value at     Net     Distributions
                                          beginning investment   to  unit/
                                          of period  income/a/ shareholders
----------------------------------------------------------------------------
For the Years Ended December 31,
1999 - ILA units                            $1.00     $0.05       $(0.05)
1999 - ILA Administration units              1.00      0.05        (0.05)
1999 - ILA Service units                     1.00      0.04        (0.04)
1999 - Cash Management shares                1.00      0.04        (0.04)
----------------------------------------------------------------------------
1998 - ILA units                             1.00      0.05        (0.05)
1998 - ILA Administration units              1.00      0.05        (0.05)
1998 - ILA Service units                     1.00      0.05        (0.05)
1998 - Cash Management shares (commenced
 May 1)                                      1.00      0.03        (0.03)
----------------------------------------------------------------------------
1997 - ILA units                             1.00      0.05        (0.05)
1997 - ILA Administration units              1.00      0.05        (0.05)
1997 - ILA Service units                     1.00      0.05        (0.05)
----------------------------------------------------------------------------
1996 - ILA units                             1.00      0.05        (0.05)
1996 - ILA Administration units              1.00      0.05        (0.05)
1996 - ILA Service units                     1.00      0.05        (0.05)
----------------------------------------------------------------------------
1995 - ILA units                             1.00      0.06        (0.06)
1995 - ILA Administration units              1.00      0.05        (0.05)
1995 - ILA Service units                     1.00      0.05        (0.05)
----------------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

c Annualized.

                                                                      APPENDIX B




                                                                Ratios assuming no
                                                               waiver of fees and no
                                                                expense limitations
                                                             -------------------------
                           Net                  Ratio of net              Ratio of net
  Net asset             assets at  Ratio of net  investment  Ratio of net  investment
  value at                 end     expenses to   income to   expenses to   income to
     end       Total    of period  average net  average net  average net  average net
  of period   return/b/ (in 000's)    assets       assets       assets       assets
--------------------------------------------------------------------------------------
    $1.00      4.77%     $205,244      0.43%        4.64%        0.45%        4.62%
     1.00      4.61         3,265      0.58         4.42         0.60         4.40
     1.00      4.35        79,847      0.83         4.24         0.85         4.22
     1.00      4.18           153      1.00         4.68         1.45         4.23
--------------------------------------------------------------------------------------
     1.00      5.21       383,243      0.43         5.09         0.45         5.07
     1.00      5.05         7,692      0.58         4.94         0.60         4.92
     1.00      4.79       105,732      0.83         4.67         0.85         4.65
     1.00      4.57c            2      0.93c        4.60c        1.45c        4.08c
--------------------------------------------------------------------------------------
     1.00      5.31       460,457      0.42         5.16         0.42         5.16
     1.00      5.15        10,192      0.57         4.98         0.57         4.98
     1.00      4.89        83,799      0.82         4.78         0.82         4.78
--------------------------------------------------------------------------------------
     1.00      5.15       694,651      0.41         5.04         0.44         5.01
     1.00      4.99        36,055      0.56         4.89         0.59         4.86
     1.00      4.73        94,228      0.81         4.63         0.84         4.60
--------------------------------------------------------------------------------------
     1.00      5.77       570,469      0.41         5.62         0.43         5.60
     1.00      5.62        47,558      0.56         5.49         0.58         5.47
     1.00      5.35        85,401      0.81         5.19         0.83         5.17
--------------------------------------------------------------------------------------

 FEDERAL PORTFOLIO


                                  Net asset
                                  value at     Net     Distributions
                                  beginning investment      to
                                  of period  income/a/  unitholders
--------------------------------------------------------------------
For the Years Ended December 31,
1999 - ILA units                    $1.00     $0.05       $(0.05)
1999 - ILA Administration units      1.00      0.05        (0.05)
1999 - ILA Service units             1.00      0.04        (0.04)
--------------------------------------------------------------------
1998 - ILA units                     1.00      0.05        (0.05)
1998 - ILA Administration units      1.00      0.05        (0.05)
1998 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------
1997 - ILA units                     1.00      0.05        (0.05)
1997 - ILA Administration units      1.00      0.05        (0.05)
1997 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------
1996 - ILA units                     1.00      0.05        (0.05)
1996 - ILA Administration units      1.00      0.05        (0.05)
1996 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------
1995 - ILA units                     1.00      0.06        (0.06)
1995 - ILA Administration units      1.00      0.06        (0.06)
1995 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

                                                                      APPENDIX B




                                                                Ratios assuming no
                                                               waiver of fees and no
                                                                expense limitations
                                                             -------------------------
                           Net                  Ratio of net              Ratio of net
  Net asset             assets at  Ratio of net  investment  Ratio of net  investment
  value at                 end     expenses to   income to   expenses to   income to
     end       Total    of period  average net  average net  average net  average net
  of period   return/b/ (in 000's)    assets       assets       assets       assets
--------------------------------------------------------------------------------------
    $1.00      4.81%    $3,171,330     0.41%        4.72%        0.41%        4.72%
     1.00      4.66            836     0.56         4.46         0.56         4.46
     1.00      4.39        284,382     0.81         4.30         0.81         4.30
--------------------------------------------------------------------------------------
     1.00      5.25      2,625,705     0.34         5.10         0.42         5.02
     1.00      5.09        508,297     0.49         4.97         0.57         4.89
     1.00      4.83         53,994     0.74         4.71         0.82         4.63
--------------------------------------------------------------------------------------
     1.00      5.40      2,050,559     0.27         5.26         0.41         5.12
     1.00      5.24        530,001     0.42         5.11         0.56         4.97
     1.00      4.98         34,540     0.67         4.83         0.81         4.69
--------------------------------------------------------------------------------------
     1.00      5.24      2,303,677     0.26         5.13         0.43         4.96
     1.00      5.09        794,537     0.41         4.98         0.58         4.81
     1.00      4.83        192,416     0.66         4.73         0.83         4.56
--------------------------------------------------------------------------------------
     1.00      5.83      1,731,935     0.26         5.69         0.42         5.53
     1.00      5.67        516,917     0.41         5.50         0.57         5.34
     1.00      5.41        102,576     0.66         5.22         0.82         5.06
--------------------------------------------------------------------------------------

 TAX-EXEMPT DIVERSIFIED PORTFOLIO


                                          Net asset
                                          value at     Net     Distributions
                                          beginning investment   to unit/
                                          of period  income/a/ shareholders
----------------------------------------------------------------------------
For the Years Ended December 31,
1999 - ILA units                            $1.00     $0.03       $(0.03)
1999 - ILA Administration units              1.00      0.03        (0.03)
1999 - ILA Service units                     1.00      0.02        (0.02)
1999 - Cash Management shares                1.00      0.02        (0.02)
----------------------------------------------------------------------------
1998 - ILA units                             1.00      0.03        (0.03)
1998 - ILA Administration units              1.00      0.03        (0.03)
1998 - ILA Service units                     1.00      0.03        (0.03)
1998 - Cash Management shares (commenced
 May 1)                                      1.00      0.02        (0.02)
----------------------------------------------------------------------------
1997 - ILA units                             1.00      0.03        (0.03)
1997 - ILA Administration units              1.00      0.03        (0.03)
1997 - ILA Service units                     1.00      0.03        (0.03)
----------------------------------------------------------------------------
1996 - ILA units                             1.00      0.03        (0.03)
1996 - ILA Administration units              1.00      0.03        (0.03)
1996 - ILA Service units                     1.00      0.03        (0.03)
----------------------------------------------------------------------------
1995 - ILA units                             1.00      0.04        (0.04)
1995 - ILA Administration units              1.00      0.04        (0.04)
1995 - ILA Service units                     1.00      0.03        (0.03)
----------------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

c Annualized.

                                                                      APPENDIX B




                                                                Ratios assuming no
                                                               waiver of fees and no
                                                                expense limitations
                                                             -------------------------
                           Net                  Ratio of net              Ratio of net
  Net asset             assets at  Ratio of net  investment  Ratio of net  investment
  value at                 end     expenses to   income to   expenses to   income to
     end       Total    of period  average net  average net  average net  average net
  of period   return/b/ (in 000's)    assets       assets       assets       assets
--------------------------------------------------------------------------------------
    $1.00      2.89%    $1,734,623     0.42%        2.85%        0.42%        2.85%
     1.00      2.73         28,084     0.57         2.66         0.57         2.66
     1.00      2.48         20,991     0.82         2.41         0.82         2.41
     1.00      2.30              2     0.99         2.51         1.42         2.08
--------------------------------------------------------------------------------------
     1.00      3.17      1,562,285     0.35         3.12         0.41         3.06
     1.00      3.02         26,509     0.50         2.98         0.56         2.92
     1.00      2.76         37,850     0.75         2.72         0.81         2.66
     1.00      2.61c             2     0.85c        2.66c        1.41c        2.10c
--------------------------------------------------------------------------------------
     1.00      3.39      1,479,486     0.32         3.33         0.41         3.24
     1.00      3.23         27,967     0.47         3.16         0.56         3.07
     1.00      2.97         30,513     0.72         2.97         0.81         2.88
--------------------------------------------------------------------------------------
     1.00      3.25      1,514,443     0.31         3.20         0.41         3.10
     1.00      3.09         59,097     0.46         3.06         0.56         2.96
     1.00      2.84         28,921     0.71         2.79         0.81         2.69
--------------------------------------------------------------------------------------
     1.00      3.72      1,342,585     0.31         3.65         0.42         3.54
     1.00      3.57         48,773     0.46         3.51         0.57         3.40
     1.00      3.31         49,647     0.71         3.24         0.82         3.13
--------------------------------------------------------------------------------------

 TAX-EXEMPT CALIFORNIA PORTFOLIO


                                              Net asset
                                              value at     Net     Distribution
                                              beginning investment   to unit/
                                              of period  income/a/ shareholders
-------------------------------------------------------------------------------
For the Years Ended December 31,
1999 - ILA units                                $1.00     $0.03       $(0.03)
1999 - ILA Administration units                  1.00      0.02        (0.02)
1999 - ILA Service units                         1.00      0.02        (0.02)
1999 - Cash Management shares                    1.00      0.02        (0.02)
-------------------------------------------------------------------------------
1998 - ILA units                                 1.00      0.03        (0.03)
1998 - ILA Administration units                  1.00      0.03        (0.03)
1998 - ILA Service units                         1.00      0.02        (0.02)
1998 - Cash Management shares (commenced May
 1)                                              1.00      0.02        (0.02)
-------------------------------------------------------------------------------
1997 - ILA units                                 1.00      0.03        (0.03)
1997 - ILA Administration units                  1.00      0.03        (0.03)
1997 - ILA Service units (Re-commenced
 September 1)                                    1.00      0.01        (0.01)
-------------------------------------------------------------------------------
1996 - ILA units                                 1.00      0.03        (0.03)
1996 - ILA Administration units                  1.00      0.03        (0.03)
-------------------------------------------------------------------------------
1995 - ILA units                                 1.00      0.03        (0.03)
1995 - ILA Administration units                  1.00      0.03        (0.03)
-------------------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

c Annualized.

                                                                      APPENDIX B




                                                               Ratios assuming no
                                                              waiver of fees and no
                                                               expense limitations
                                                            -------------------------
                           Net
                        assets at              Ratio of net              Ratio of net
  Net asset                end    Ratio of net  investment  Ratio of net  investment
  value at              of period expenses to   income to   expenses to   income to
     end       Total       (in    average net  average net  average net  average net
  of period   return/b/  000's)      assets       assets       assets       assets
-------------------------------------------------------------------------------------
    $1.00      2.60%    $895,469      0.42%        2.58%        0.42%        2.58%
     1.00      2.45        8,910      0.57         2.38         0.57         2.38
     1.00      2.19       27,229      0.82         2.39         0.82         2.39
     1.00      2.02            1      0.99         2.15         1.42         1.72
-------------------------------------------------------------------------------------
     1.00      2.84      584,615      0.41         2.79         0.41         2.79
     1.00      2.68          512      0.56         2.84         0.56         2.84
     1.00      2.43            2      0.81         2.48         0.81         2.48
     1.00      2.25c           2      0.91c        2.37c        1.41c        1.87c
-------------------------------------------------------------------------------------
     1.00      3.15      591,003      0.42         3.10         0.42         3.10
     1.00      3.00          360      0.57         2.98         0.57         2.98
     1.00      2.87c           2      0.82c        2.90c        0.82c        2.90c
-------------------------------------------------------------------------------------
     1.00      3.03      440,476      0.41         2.99         0.42         2.98
     1.00      2.88          142      0.56         2.84         0.57         2.83
-------------------------------------------------------------------------------------
     1.00      3.55      346,728      0.41         3.49         0.41         3.49
     1.00      3.40           61      0.56         3.32         0.56         3.32
-------------------------------------------------------------------------------------

 TAX-EXEMPT NEW YORK PORTFOLIO


                                     Net asset
                                     value at     Net     Distributions
                                     beginning investment   to unit/
                                     of period  income/a/ shareholders
-----------------------------------------------------------------------
For the Years Ended December 31,
1999 - ILA units                       $1.00     $0.03       $(0.03)
1999 - ILA Administration units         1.00      0.03        (0.03)
1999 - ILA Service units                1.00      0.02        (0.02)
1999 - Cash Management shares           1.00      0.02        (0.02)
-----------------------------------------------------------------------
1998 - ILA units                        1.00      0.03        (0.03)
1998 - ILA Administration units         1.00      0.03        (0.03)
1998 - ILA Service units                1.00      0.03        (0.03)
1998 - Cash Management
 shares (commenced May 1)               1.00      0.02        (0.02)
-----------------------------------------------------------------------
1997 - ILA units                        1.00      0.03        (0.03)
1997 - ILA Administration units         1.00      0.03        (0.03)
1997 - ILA Service units (commenced
 September 15)                          1.00      0.01        (0.01)
-----------------------------------------------------------------------
1996 - ILA units                        1.00      0.03        (0.03)
1996 - ILA Administration units         1.00      0.03        (0.03)
-----------------------------------------------------------------------
1995 - ILA units                        1.00      0.03        (0.03)
1995 - ILA Administration units         1.00      0.03        (0.03)
-----------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

c Annualized.

                                                                      APPENDIX B




                                                                Ratios assuming no
                                                              waiver of fees and no
                                                               expense limitations
                                                             ------------------------
                           Net                  Ratio of net  Ratio of   Ratio of net
  Net asset             assets at  Ratio of net  investment      net      investment
  value at                 end     expenses to   income to   expenses to  income to
     end       Total    of period  average net  average net  average net average net
  of period   return/b/ (in 000's)    assets       assets      assets       assets
-------------------------------------------------------------------------------------
    $1.00      2.76%     $160,301      0.43%        2.73%       0.44%        2.72%
     1.00      2.60        37,836      0.58         2.61        0.59         2.60
     1.00      2.35             2      0.83         2.29        0.84         2.28
     1.00      2.17             2      1.00         2.34        1.44         1.90
-------------------------------------------------------------------------------------
     1.00      3.02       122,550      0.36         2.96        0.51         2.81
     1.00      2.87        21,580      0.51         2.85        0.66         2.70
     1.00      2.61             2      0.76         2.61        0.91         2.46
     1.00      2.46c            1      0.86c        2.56c       1.51c        1.91c
-------------------------------------------------------------------------------------
     1.00      3.29       102,887      0.33         3.24        0.43         3.14
     1.00      3.14        31,993      0.48         3.09        0.58         2.99
     1.00      3.02c            2      0.73c        3.04c       0.83c        2.94c
-------------------------------------------------------------------------------------
     1.00      3.05        70,175      0.32         3.01        0.43         2.90
     1.00      2.90        44,319      0.47         2.88        0.58         2.77
-------------------------------------------------------------------------------------
     1.00      3.51        90,537      0.30         3.44        0.44         3.30
     1.00      3.35        26,724      0.45         3.28        0.59         3.14
-------------------------------------------------------------------------------------

Index

   1 General Investment
     Management Approach
   5 Fund Investment
     Objectives
     and Strategies
  10 Principal Risks of
     the Funds
  14 Fund Performance
  24 Fund Fees
     and Expenses
  27 Service Providers
  29 Dividends

  30 Shareholder Guide
      30 How to Buy Shares
      34 How to Sell Shares
  39 Taxation
  40 Appendix A
     Additional Information
     On Portfolio Risks,
     Securities And
     Techniques
  52 Appendix B
     Financial Highlights

Institutional Liquid Assets Prospectus (ILA Service Units)

 FOR MORE INFORMATION

 Annual/Semi-annual Report

 Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders.

 Statement of Additional Information
 Additional information about the Funds and their policies is also available in the Funds' Statement of Additional Information ("Additional Statement"). The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

 The Funds' annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

 To obtain other information and for shareholder inquiries:
 By telephone - Call 1-800-621-2550
 By mail - Goldman Sachs Funds, 4900 Sears Tower - 60th Floor, Chicago, IL 60606-6372
 By e-mail - gs-funds@gs.com
 On the Internet - Text-only versions of the Funds' documents are located online and may be downloaded from:
    SEC EDGAR database - http://www.sec.gov

 You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

                            [LOGO OF GOLDMAN SACHS]

      1The Funds' investment company registration number is 811-5349.

  Prospectus

  GOLDMAN SACHS INSTITUTIONAL LIQUID ASSETS

ILA Service,
ILA Class B
and Class C
("Units" or
"Shares")

May 1, 2000

Prime
 Obligations
 Portfolio
 . ILA Service
  ("Units" or
  "Shares"),
 . ILA Class B
  and Class C
  ("Units" or
  "Shares")

Tax-Exempt
 Diversified
 Portfolio
 . ILA Service
  ("Units" or
  "Shares")



[LOGO OF GOLDMAN SACHS]

  THE SECURITIES AND EXCHANGE COMMISSION HAS
  NOT APPROVED OR DISAPPROVED THESE
  SECURITIES OR PASSED UPON THE ADEQUACY OF
  THIS PROSPECTUS. ANY REPRESENTATION TO THE
  CONTRARY IS A CRIMINAL OFFENSE.

  AN INVESTMENT IN A FUND IS NOT A BANK
  DEPOSIT AND IS NOT INSURED BY THE FEDERAL
  DEPOSIT INSURANCE CORPORATION OR ANY OTHER
  GOVERNMENT AGENCY. ALTHOUGH A FUND SEEKS TO
  PRESERVE THE VALUE OF YOUR INVESTMENT AT
  $1.00 PER SHARE, IT IS POSSIBLE TO LOSE
  MONEY BY INVESTING IN A FUND.

[GRAPHIC]

   NOT FDIC-Insured              May Lose Value    No Bank Guarantee

General Investment Management Approach

 Goldman Sachs Asset Management ("GSAM"), a unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as Investment Adviser to the Institutional Liquid Assets Portfolios (the "Funds"). GSAM is referred to in this Prospectus as the "Investment Adviser."

 Goldman Sachs' Money Market Investment Philosophy:
 The Money Market Funds are managed to seek the preservation of capital, daily liquidity and maximum current income. With each Fund the Investment Adviser follows a conservative, risk-managed investment process that seeks to:
 .Manage credit risk
 .Manage interest rate risk
 .Manage liquidity

 Since 1981, the Investment Adviser has actively managed the Goldman Sachs Money Market Funds to provide investors with the greatest possible preserva-tion of principal and income potential.

--------------------------------------------------------------------------------

 Investment Process
 1.Managing Credit Risk

 The Investment Adviser's process for managing risk emphasizes:

 .Intensive research--The Credit Department, a separate operating entity of Goldman Sachs, approves all credits for the Funds. Sources for the Credit Department's analysis include third-party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as the Investment Research, Legal and Compliance departments of Goldman Sachs.
 .Timely updates--A Credit Department-approved list of securities is continuously communicated on a "real-time" basis to the portfolio management team via computer link.

 The Result: An "approved" list of high-quality credits--The Investment Adviser's portfolio management team uses this approved list to construct portfolios which offer the best available risk-return tradeoff within the "approved" credit universe.

 2.Managing Interest Rate Risk

 Three main steps are followed in seeking to manage interest rate risk:
 .Establish weighted average maturity (WAM) target--WAM (the weighted average time until the yield of a portfolio reflects any changes in the current interest rate environment) is constantly revisited and adjusted as market conditions change. An overall strategy is developed by the portfolio management team based on insights gained from weekly meetings with both Goldman Sachs economists and economists from outside the firm.
 .Implement optimum portfolio structure--Proprietary models that seek the optimum balance of risk and return, in conjunction with the Investment Adviser's analysis of factors such as market events, short-term interest rates and each Fund's asset volatility, are used to identify the most effective portfolio structure.
 .Conduct rigorous analysis of new securities--The Investment Adviser's five-step process includes legal, credit, historical index and liquidity analysis, as well as price stress testing to determine suitability for money market mutual funds.

 3. Managing Liquidity

 Factors that the Investment Adviser's portfolio managers continuously moni-tor and that affect liquidity of a money market portfolio include:
 .Each Fund's clients and factors that influence their asset volatility; .Technical events that influence the trading range of federal funds and other short-term fixed-income markets; and
 .Bid-ask spreads associated with securities in the portfolios.

 Benchmarks for the Money Market Funds are the IBC Financial Data Universal Averages. Each Fund tracks the IBC Index which best corresponds to the Fund's eligible investments.

--------------------------------------------------------------------------------

                                          GENERAL INVESTMENT MANAGEMENT APPROACH


 .The Funds: Each Fund's securities are valued by the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended (the "Act"). Under Rule 2a-7, each Fund may invest only in U.S. dollar-denominated securities that are determined to present minimal credit risk and meet certain other criteria, including those conditions relating to maturity, diversification and credit quality. These operating policies may be more restrictive than the fundamental policies set forth in the Statement of Additional Information (the "Additional Statement").
  .Taxable Fund: Prime Obligations Portfolio
  .Tax-Exempt Fund: Tax-Exempt Diversified Portfolio
 .The Investors: The Funds are designed for investors seeking a high rate of return, a stable net asset value ("NAV") and convenient liquidation privi-leges.

 .NAV: Each Fund seeks to maintain a stable NAV of $1.00 per share. There can be no assurance that a Fund will be able at all times to maintain a NAV of $1.00 per share.
 .Maximum Remaining Maturity of Portfolio Investments: 13 months (as deter-
  mined pursuant to Rule 2a-7) at the time of purchase.
 .Dollar-Weighted Average Portfolio Maturity ("WAM"): Not more than 90 days
  (as required by Rule 2a-7).
 .Investment Restrictions: Each Fund is subject to certain investment restrictions that are described in detail under "Investment Restrictions" in the Additional Statement. Fundamental investment restrictions and the investment objective of a Fund cannot be changed without approval of a majority of the outstanding shares of that Fund. All investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval.
 .Diversification: Diversification can help a Fund reduce the risks of investing. In accordance with current regulations of the Securities and Exchange Commission (the "SEC"), each Fund may not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer except that each Fund may invest up to 25% of its total assets in the securities of a single issuer for up to three business days. These limitations do not apply to cash, certain repurchase agreements, U.S. Government Securities (as defined in Appendix A) or securities of other investment companies. In addition, securities subject to certain uncondi-tional guarantees and securities that are not "First Tier Securities" as defined by the SEC are subject to different diversification requirements as described in the Additional Statement.

Fund Investment Objectives and Strategies


 INVESTMENT OBJECTIVES


 Taxable Fund:

 The Prime Obligations Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

 The Prime Obligations Portfolio pursues its investment objective by invest-ing in U.S. Government Securities, obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipal-ities and other entities and repurchase agreements.

 Tax-Exempt Fund:

 The Tax-Exempt Diversified Portfolio seeks to provide shareholders, to the extent consistent with the preservation of capital and prescribed portfolio standards, with a high level of income exempt from federal income tax by investing primarily in municipal instruments.

 As a matter of fundamental policy, at least 80% of the net assets of the Tax-Exempt Diversified Portfolio will ordinarily be invested in securities issued by or on behalf of states, territories, and possessions of the United States and their political subdivisions, agencies, authorities and instru-mentalities, and the District of Columbia, the interest from which, if any, is, in the opinion of bond counsel excluded from gross income for federal income tax purposes, and not an item of tax preference under the federal alternative minimum tax ("AMT").

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES


 PRINCIPAL INVESTMENT STRATEGIES

 The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences between the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Funds' annual and semi-annual reports. For more information see Appendix A.

 Investment Policies Matrix


                                               Prime           Tax-Exempt
                                            Obligations        Diversified
                                             Portfolio          Portfolio
 -----------------------------------------------------------------------------
  U.S. Treasury Obligations                      ./1/
 -----------------------------------------------------------------------------
  U.S. Government Securities                     .
 -----------------------------------------------------------------------------
  Bank Obligations                               .
                                             U.S. banks
                                              only/2/
 -----------------------------------------------------------------------------
  Commercial Paper                               .                  .
                                                             Tax-exempt only
 -----------------------------------------------------------------------------
  Short-Term Obligations of Corporations         .
  and Other Entities                       U.S. entities
                                                only
 -----------------------------------------------------------------------------
  Repurchase Agreements                          .
 -----------------------------------------------------------------------------
  Asset-Backed and Receivables-Backed            .
  Securities/3/
 -----------------------------------------------------------------------------
  Taxable Municipals                             ./4/
 -----------------------------------------------------------------------------
  Tax-Exempt Municipals                                             .
                                                           At least 80% of net
                                                           assets in tax-
                                                           exempt municipal
                                                           obligations (except
                                                           in extraordinary
                                                           circumstances)/5/
 -----------------------------------------------------------------------------
  Custodial Receipts                             .                  .
 -----------------------------------------------------------------------------
  Unrated Securities/6/                          .                  .
 -----------------------------------------------------------------------------
  Investment Companies                           .                  .
                                          Up to 10% of     Up to 10% of total
                                          total            assets in
                                          assets in other  other investment
                                          investment       companies
                                          companies
 -----------------------------------------------------------------------------
  Private Activity Bonds                         .                  .
                                                           (Does not intend to
                                                               invest)/7/
 -----------------------------------------------------------------------------
  Credit Quality/6/                       First Tier/8/    First Tier/8/ or
                                                           Second Tier/9/
 -----------------------------------------------------------------------------
  Summary of Taxation for                 Taxable federal  Tax-exempt federal
  Distributions/10/                       and state/11/    and taxable
                                                           state/12/
 -----------------------------------------------------------------------------
  Miscellaneous                           Reverse          Reverse repurchase
                                          repurchase       agreements not
                                          agreements not   permitted. May (but
                                          permitted        does not currently
                                                           intend to) invest
                                                           up to 20% in AMT
                                                           securities and may
                                                           temporarily invest
                                                           in the taxable
                                                           money market
                                                           instruments
                                                           described herein
 -----------------------------------------------------------------------------

 Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.
  1 Issued or guaranteed by the U.S. Treasury.

  2 Including foreign branches of U.S. banks.

  3 To the extent required by Rule 2a-7, asset-backed and receivables-backed securities will be rated by the requisite number of nationally recognized statistical rating organizations ("NRSROs").

  4 Will only make such investments when yields on such securities are attractive compared to other taxable investments.

  5 Ordinarily expect that 100% of the Fund's portfolio securities will be invested in municipal obligations, but the Fund may, for temporary defensive purposes, hold cash or invest in short-term taxable securities.

  6 To the extent permitted by Rule 2a-7, securities without short-term ratings may be purchased if they are deemed to be of comparable quality to First Tier Securities, or to the extent that a Fund may purchase Second Tier Securities, comparable in quality to Second Tier Securities. In addition, a Fund holding a security supported by a guarantee or demand feature may rely on the credit quality of the guarantee or demand feature in determining the credit quality of the investment.

  7 If such policy should change, private activity bonds subject to AMT would not exceed 20% of the Fund's net assets under normal market conditions. No more than 25% of the value of the Fund's total assets may be invested in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry.

  8 First Tier Securities are (a) rated in the highest short-term rating category by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings. U.S. Government Securities are considered First Tier Securities.

  9 Second Tier Securities are (a) rated in the top two short-term rating categories by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings.

 10 See "Taxation" for an explanation of the tax consequences summarized in the table above.

 11 Taxable in many states except for distributions from U.S. Treasury
    Obligation interest income and certain U.S. Government Securities interest income.

 12 Taxable except for distributions from interest on obligations of an investor's state of residence in certain states.

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete invest-ment program. There can be no assurance that a Fund will achieve its investment objective.


                                 Prime           Tax-Exempt
 . Applicable                  Obligations        Diversified
-- Not Applicable              Portfolio          Portfolio
------------------------------------------------------------
NAV                                .                  .
------------------------------------------------------------
Interest Rate                      .                  .
------------------------------------------------------------
Credit/Default                     .                  .
------------------------------------------------------------
Liquidity                          .                  .
------------------------------------------------------------
U.S. Government Securities         .                 --
------------------------------------------------------------
Concentration                      --                 .
------------------------------------------------------------
Tax                                --                 .
------------------------------------------------------------

Risks that apply to each Fund:

 .NAV Risk--The risk that a Fund will not be able to maintain a NAV per share of $1.00 at all times.
 .Interest Rate Risk--The risk that during periods of rising interest rates, a Fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Fund's yield will tend to be higher.
 .Credit/Default Risk--The risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agree-ment, may default on its payment obligations. In addition, with respect to the Tax-Exempt Diversified Portfolio, risk of loss from payment default may also exist where municipal instruments are backed by foreign letters of credit or guarantees.
 .Liquidity Risk--The risk that a Fund will be unable to pay redemption proceeds within the time period stated in this Prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.

Risk that applies to the Prime Obligations Portfolio:

 .U.S. Government Securities Risk--The risk that the U.S. government will not provide financial support to U.S. government, agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Risks that apply to the Tax-Exempt Diversified Portfolio:

 .Concentration Risk--The risk that if the Fund invests more than 25% of its total assets in issuers within the same state, industry or economic sector, an adverse economic, business or political development may affect the value of the Fund's investments more than if its investments were not so concentrated.

 .Tax Risk--The risk that future legislative or administrative changes or court decisions may materially affect the ability of the Fund to pay federal tax-exempt dividends. This Fund would not be a suitable investment for IRAs, other tax-exempt or tax deferred accounts or for other investors who are not sensi-tive to the federal, state or local tax consequences of these investments.

More information about the Funds' portfolio securities and investment tech-niques, and their associated risks, is provided in Appendix A. You should con-sider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Fund Performance

 HOW THE FUNDS HAVE PERFORMED

 The bar chart and table below provide an indication of the risks of invest-ing in a Fund by showing: (a) changes in the performance of the Funds' Serv-ice Shares from year to year; and (b) the average annual returns of the Funds' Service Shares and the Prime Obligation Portfolio's Class B and C Shares. Investors should be aware that the fluctuation of interest rates is one primary factor in performance volatility. The bar chart and table assume reinvestment of dividends and distributions. A Fund's past performance is not necessarily an indication of how the Fund will perform in the future. The average annual total return reflects the assumed contingent deferred sales charge ("CDSC") for Class B Shares (5% maximum declining to 0% after six years) and the assumed CDSC for Class C Shares (1% if redeemed within 12 months of purchase). Service Shares are not subject to any initial sales charge or CDSC. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund's performance would have been reduced. You may obtain a Fund's current yield by calling 1-800-621-2550.

Prime Obligations Portfolio

 TOTAL RETURN                                     CALENDAR YEAR (Service Shares)
--------------------------------------------------------------------------------

 Best Quarter
 Q1 '91  1.61%

 Worst Quarter
 Q2 '93  0.62%

                                          [CHART]
                                     1991     5.67%
                                     1992     3.35%
                                     1993     2.56%
                                     1994     3.66%
                                     1995     5.37%
                                     1996     4.80%
                                     1997     4.96%
                                     1998     4.90%


 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1999   1 Year 5 Years Since Inception
 ------------------------------------------------------------------------
  Service Shares (Inception 6/1/90)         4.48%  4.90%       4.61%
 ------------------------------------------------------------------------
  Class B (Inception 5/8/96)
  Including CDSC                           -1.34%    N/A       3.27%
 ------------------------------------------------------------------------
  Class C (Inception 8/15/97)
  Including CDSC                            2.82%    N/A       4.12%
 ------------------------------------------------------------------------

                                                                FUND PERFORMANCE

Tax-Exempt Diversified Portfolio

 TOTAL RETURN                                     CALENDAR YEAR (Service Shares)
--------------------------------------------------------------------------------

 Best Quarter
 Q1 '91  1.03%

 Worst Quarter
 Q1 '94  0.42%

                                           [CHART]
                                      1991     3.91%
                                      1992     2.42%
                                      1993     1.84%
                                      1994     2.30%
                                      1995     3.31%
                                      1996     2.84%
                                      1997     2.97%
                                      1998     2.76%


 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31,
  1999                                1 Year 5 Years Since Inception
 -------------------------------------------------------------------
  Service Shares (Inception 7/2/90)   2.48%   2.87%       2.89%
 -------------------------------------------------------------------

Fund Fees and Expenses
(Service, Class B and Class C Shares)

This table describes the fees and expenses that you would pay if you buy and hold ILA Service, Class B or Class C Shares of a Fund.


                                                          Prime                     Tax-Exempt
                                                       Obligations                  Diversified
                                                        Portfolio                    Portfolio
                                       ------------------------------------------- -------------
                                       (ILA Service) (ILA Class B+) (ILA Class C+) (ILA Service)
------------------------------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your
 investment):
Maximum Sales Charge (Load) Imposed
 on Purchases                               None          None           None           None
Maximum Deferred Sales Charge (Load)1       None          5.0%2          1.0%3          None
Maximum Sales Charge (Load) Imposed
 on Reinvested Dividends                    None          None           None           None
Redemption Fees4                            None          None           None           None
Exchange Fees4                              None          None           None           None
Annual Fund Operating Expenses
(expenses that are deducted from Fund
 assets):5
Management Fees                            0.35%         0.35%          0.35%          0.35%
Class B and C Distribution and
 Service (12b-1) Fees                       None         1.00%          1.00%           None
Service Fees/6/                            0.40%          None           None          0.40%
Other Expenses7                            0.08%         0.08%          0.08%          0.07%
------------------------------------------------------------------------------------------------
Total Fund Operating Expenses8             0.83%         1.43%          1.43%          0.82%
------------------------------------------------------------------------------------------------

+Investors wishing to purchase shares of the Prime Obligations Portfolio are generally required to purchase ILA Service Shares. ILA Class B and Class C Shares of the Prime Obligations Portfolio will typically be in exchange for Class B or Class C Shares, respectively, of another Goldman Sachs Fund.
/1/The maximum CDSC is a percentage of the lesser of the NAV at the time of redemption or the NAV when the shares were originally purchased.
/2/A CDSC is imposed upon Class B Shares redeemed within six years of purchase (or initial investment in a Goldman Sachs Fund from which an exchange is made) at a rate of 5% in the first year, declining to 1% in the sixth year, and elim-inated thereafter.
/3/A CDSC of 1% is imposed on Class C Shares redeemed within 12 months of pur-chase (or initial investment in a Goldman Sachs Fund from which an exchange is made).
/4/A transaction fee of $7.50 may be charged for redemption proceeds paid by wire. In addition to free reinvestments of dividends and distributions in shares of other Goldman Sachs Funds and free automatic exchanges pursuant to the Automatic Exchange Program, six free exchanges are permitted in each 12-month period. A fee of $12.50 may be charged for each subsequent exchange during such period.
/5/The Funds' annual operating expenses are based on actual expenses. /6/Service Organizations may charge other Fees directly to their customers who are the beneficial owners of ILA Service Shares in connection with their cus-tomers' accounts. Such fees may affect the return such customers realize with respect to their investments.
/7/"Other Expenses" include transfer agency fees equal to 0.04% of the average daily net assets of each class plus all other ordinary expenses not detailed above.
/8/The Investment Adviser has voluntarily agreed to reduce or limit "Total Fund Operating Expenses" of each Fund (excluding distribution fees, service fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to 0.43% of a Fund's average daily net assets. The expense limitation may be terminated at any time at the option of the Invest-ment Adviser with the approval of the Trustees. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                          FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Service, Class B or Class C Shares of a Fund, for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


Fund                      1 Year 3 Years 5 Years 10 Years
---------------------------------------------------------
Prime Obligations
ILA Service Shares         $ 85   $265    $460    $1,025
ILA Class B Shares*
 - Assuming complete
  redemption at end of
  period                   $646   $752    $982    $1,550
 - Assuming no redemption  $146   $452    $782    $1,550
ILA Class C Shares
 - Assuming complete
  redemption at end of
  period                   $246   $452    $782    $1,713
 - Assuming no redemption  $146   $452    $782    $1,713
---------------------------------------------------------
Tax-Exempt Diversified
ILA Service Shares         $ 84   $262    $455    $1,014
---------------------------------------------------------

*ILA Class B Shares convert to ILA Service Shares eight years after purchase; therefore, ILA Class B expenses in the hypothetical example above assume this conversion.

Service Organizations that invest in Service Shares on behalf of their custom-ers may charge other fees directly to their customer accounts in connection with their investments. You should contact your Service Organization for infor-mation regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investment.

Certain institutions may receive other compensation in connection with the sale and distribution of shares or for services to their customers' accounts and/or the Funds. For additional information regarding such compensation, see "Share-holder Guide" in the Prospectus and "Other Information" in the Additional Statement.

Service Providers


 INVESTMENT ADVISER

 As of September 1, 1999, the Investment Management Division ("IMD") was established as a new operating division of Goldman Sachs. This newly created entity includes GSAM. GSAM, 32 Old Slip, New York, New York 10005, acts as Investment Adviser to the Funds. Goldman Sachs registered as an investment adviser in 1981. The Goldman Sachs Group, L.P., which controlled the Invest-ment Adviser, merged into The Goldman Sachs Group, Inc. as a result of an initial public offering. As of December 31, 1999, GSAM, along with other units of IMD, had assets under management of $258.5 billion.

 The Investment Adviser provides day-to-day advice regarding the Funds' port-folio transactions. The Investment Adviser also performs the following serv-ices for the Funds:
 .Continually manages each Fund, including the purchase, retention and disposition of securities and other assets
 .Administers each Fund's business affairs
 .Performs various recordholder servicing functions (to the extent not provided by other organizations)

 Pursuant to an SEC order, the Prime Obligations Portfolio may enter into principal transactions in certain taxable money market instruments, includ-ing repurchase agreements, with Goldman Sachs.

 MANAGEMENT FEES

 As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Portfolio's average daily net assets):

                                           Actual Rate For the
                                           Fiscal Year Ended
  Fund                    Contractual Rate December 31, 1999
 -------------------------------------------------------------
  Prime Obligations            0.35%              0.35%
 -------------------------------------------------------------
  Tax-Exempt Diversified       0.35%              0.35%
 -------------------------------------------------------------

 The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

                                                               SERVICE PROVIDERS


 DISTRIBUTOR AND TRANSFER AGENT


 Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Funds' transfer agent ( the "Transfer Agent") and, as such, performs various shareholder servicing functions.

 From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

 YEAR 2000

 Goldman Sachs spent a total of approximately $185 million over the past sev-eral years to address the potential hardware, software and other computer and technology issues and related concerns associated with the transition to Year 2000 and to confirm that its service providers did the same. As a result of those efforts, Goldman Sachs has not experienced any material dis-ruptions in its operations in connection with, or following, the transition to the Year 2000.

Dividends

 All or substantially all of each Fund's net investment income will be declared as a dividend daily. Dividends will normally, but not always, be declared as of 4:00 p.m. New York time as a dividend and distributed month-ly. You may choose to have dividends paid in:
 .Cash
 .Additional shares of the same class of the same Fund

 You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the applicable Fund.

 Dividends will be reinvested as of the last calendar day of each month. Cash distributions normally will be paid on or about the first business day of each month. Net short-term capital gains, if any, will be distributed in accordance with federal income tax requirements and may be reflected in a Fund's daily distributions.

 Each Fund may distribute at least annually other realized capital gains, if any, after reduction by available capital losses. In order to avoid exces-sive fluctuations in the amount of monthly capital gains distributions, a portion of any net capital gains realized on the disposition of securities during the months of November and December may be distributed during the subsequent calendar year. Although realized gains and losses on the assets of a Fund are reflected in the NAV of the Fund, they are not expected to be of an amount which would affect the Fund's NAV of $1.00 per share.

Shareholder Guide

 The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds' shares.

 HOW TO BUY SHARES


 How Can I Purchase Shares Of The Funds?
 Each Fund offers Service Shares, and the Prime Obligations Portfolio also offers Class B and Class C Shares. You may purchase shares on any business day at their NAV next determined after receipt of an order in proper form by State Street Bank and Trust Company ("State Street") as agent for Goldman Sachs or certain authorized institutions ("Authorized Dealers"). No sales load is charged.

 Service Shares may be purchased through Goldman Sachs acting as a Service Organization or through Authorized Dealers. Class B and Class C Shares may be purchased through Goldman Sachs or through Authorized Dealers. Class B and Class C Shares will typically be issued only upon an exchange of Class B and Class C Shares of another equity or bond fund of the Goldman Sachs Trust (the "Trust") or to accounts that intend to systematically exchange such shares for Class B or Class C Shares of other Goldman Sachs Funds. If you do not specify in your instructions to the Funds which class of shares you wish to purchase, the Funds will assume that the instructions apply to Service Shares since, unlike Class B and Class C Shares, they are normally not sub-ject to any CDSC and have lower fees.

 In order to make an initial investment in a Fund, you must furnish to the Fund, Goldman Sachs, your Service Organization or your Authorized Dealer the information in the Account Application.

 To Open an Account:

 .Complete the enclosed Account Application
 .Mail your payment and Account Application to:
  Your Authorized Dealer
  - Purchases by check or Federal Reserve draft should be made payable to your Authorized Dealer
  - Your Authorized Dealer is responsible for forwarding payment promptly (within three business days) to the Fund

  or

  Goldman Sachs Funds c/o National Financial Data Services ("NFDS"), P.O. Box 419711, Kansas City, MO 64141-6711

  - Purchases by check or Federal Reserve draft should be made payable to Goldman Sachs Funds--(Name of Fund and Class of Shares)
  - NFDS will not accept a check drawn on a foreign bank or a third party check, cash, money orders, travelers checques or credit card checks
  - Federal funds wire, Automated Clearing House Network ("ACH") transfer or bank wires should be sent to State Street

 It is expected that Federal Reserve drafts will ordinarily be converted to federal funds on the day of receipt and that checks will be converted to federal funds within two business days after receipt. ACH transfers are expected to convert to federal funds on the business day following receipt of the ACH transfer.

 When Do Shares Begin Earning Dividends?
 Dividends begin to accrue as follows:

  If an effective order and federal funds are received:   Dividends begin:
 --------------------------------------------------------------------------
  Prime Obligations Portfolio:
   .By 3:00 p.m. New York time                            Same business day
   .After 3:00 p.m. New York time                         Next business day
 --------------------------------------------------------------------------
  Tax-Exempt Diversified Portfolio:
   .By 1:00 p.m. New York time                            Same business day
   .After 1:00 p.m. New York time                         Next business day
 --------------------------------------------------------------------------

 What Is My Minimum Investment In The Funds?

  All Funds                                             Initial     Additional
 -----------------------------------------------------------------------------
  Regular Accounts                                           $5,000    None
 -----------------------------------------------------------------------------
  Systematic Exchange Program (Class B and C Shares
   Only)                                                     $1,000    None
 -----------------------------------------------------------------------------
  Other Share Exchanges                                   $5,000 or
                                                       full account
                                                     share balance,
                                                          whichever
                                                            is less    None
 -----------------------------------------------------------------------------
  Prime Obligations Portfolio Only
 -----------------------------------------------------------------------------
  Tax-Sheltered Retirement Plans (excluding SIMPLE
   IRAs and Education IRAs)                                    $250     $50
 -----------------------------------------------------------------------------
  Uniform Gift to Minors Act Accounts/Uniform
   Transfer to Minors Act Accounts                             $250     $50
 -----------------------------------------------------------------------------
  403(b) Plan Accounts                                         $200     $50
 -----------------------------------------------------------------------------
  SIMPLE IRAs and Education IRAs                                $50     $50
 -----------------------------------------------------------------------------
  Automatic Investment Plan Accounts                            $50     $50
 -----------------------------------------------------------------------------

                                                               SHAREHOLDER GUIDE


 What Alternative Sales Arrangements Are Available?
 The Funds offer three classes of shares through this Prospectus:


 -------------------------------------------------------------
  Maximum Amount You Can  Class B $250,000
                         -------------------------------------
  Buy in the Aggregate    Class C $1,000,000
                         -------------------------------------
  Across Funds            Service
                          Shares  No limit
 -------------------------------------------------------------
  Initial Sales Charge    Class B None
                         -------------------------------------
                          Class C None
                         -------------------------------------
                          Service
                          Shares  None
 -------------------------------------------------------------
  CDSC                    Class B 6 year declining CDSC with a
                                  maximum of 5%
                         -------------------------------------
                          Class C 1% if shares are redeemed
                                  within 12 months of purchase
                         -------------------------------------
                          Service None unless acquired in an
                          Shares  exchange for shares subject
                                  to a CDSC
 -------------------------------------------------------------
  Conversion Feature      Class B Class B Shares convert to
                                  ILA Service Shares after 8
                                  years
                         -------------------------------------
                          Class C None
                         -------------------------------------
                          Service
                          Shares  None
 -------------------------------------------------------------

 What Else Should I Know About Share Purchases?
 The Trust reserves the right to:
 .Refuse to open an account if you fail to (i) provide a social security num-ber or other taxpayer identification number; or (ii) certify that such num-ber is correct (if required to do so under applicable law).
 .Reject any purchase order for any reason.
 .Modify or waive the minimum investment amounts.
 .Modify the manner in which shares are offered.
 .Modify the sales charge rate applicable to future purchases of Class B and Class C Shares.

 The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund's investment policies and operations and if approved by the Investment Adviser.

 How Are Shares Priced?
 The price you pay or receive when you buy, sell or exchange shares is deter-mined by a Fund's NAV. The Funds calculate NAV as follows:

                 (Value of Assets of the Class)
                  - (Liabilities of the Class)
     NAV = _______________________________
                 Number of Outstanding Shares of the Class

 .NAV per share of each class is calculated by State Street on each business day as of the close of regular trading on the New York Stock Exchange (nor-mally 4:00 p.m. New York time). Fund shares will be priced on any day the New York Stock Exchange is open, except for days on which Chicago, Boston, or New York banks are closed for local holidays.
 .On any business day when the Bond Market Association ("BMA") recommends that the securities markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund's closing time and credit will be granted to the next business day.
 .The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as permit-ted by the SEC.

 To help each Fund maintain its $1.00 constant share price, portfolio securi-ties are valued at amortized cost in accordance with SEC regulations. Amor-tized cost will normally approximate market value. There can be no assurance that a Fund will be able at all times to maintain a NAV of $1.00 per share.

 A COMMON QUESTION ABOUT THE PURCHASE OF SERVICE SHARES


 What Is The Offering Price Of Service Shares?
 You may purchase Service Shares of the Funds at the next determined NAV without an initial sales charge. Service Shares are not subject to any CDSC.

 COMMON QUESTIONS ABOUT THE PURCHASE OF CLASS B SHARES


 What Is The Offering Price Of Class B Shares?
 You may purchase Class B Shares of the Prime Obligations Portfolio at the next determined NAV without an initial sales charge. However, Class B Shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table below based on how long you held your shares.

                                                               SHAREHOLDER GUIDE


 The CDSC schedule is as follows:

                                                                  CDSC as a
                                                                Percentage of
                                                                Dollar Amount
   Year Since Purchase                                         Subject to CDSC
 -----------------------------------------------------------------------------
  First                                                               5%
  Second                                                              4%
  Third                                                               3%
  Fourth                                                              3%
  Fifth                                                               2%
  Sixth                                                               1%
  Seventh and thereafter                                            None
 -----------------------------------------------------------------------------

 No CDSC is imposed upon exchanges of Class B Shares between the Prime Obli-gation Portfolios and another Goldman Sachs Fund. However, shares acquired in an exchange will be subject to the CDSC to the same extent as if there had been no exchange.

 Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor's expenses related to providing distribution-related services to the Funds in connection with the sale of Class B Shares, including the payment of compensation to Authorized Dealers. A commission equal to 4% of the amount invested is paid to Authorized Deal-ers.

 What Should I Know About The Automatic Conversion Of Class B Shares?

 Class B Shares of the Prime Obligations Portfolio will automatically convert into Service Shares of the Prime Obligations Portfolio at the end of the calendar quarter that is eight years after the purchase date.

 If you acquire Class B Shares of the Prime Obligations Portfolio by exchange from Class B Shares of another Goldman Sachs Fund, your Class B Shares will convert into Service Shares of the Prime Obligations Portfolio based on the date of the initial purchase and the CDSC schedule of that purchase.

 If you acquire Class B Shares through reinvestment of distributions, your Class B Shares will convert into Service Shares based on the date of the initial purchase of the shares on which the distribution was paid.

 The conversion of Class B Shares to Service Shares will not occur at any time the Prime Obligations Portfolio is advised that such conversions may constitute taxable events for federal tax purposes, which the Fund believes is unlikely. If conversions do not occur as a result of possible taxability, Class B Shares would continue to be subject to higher expenses than Service Shares for an indeterminate period.

 A COMMON QUESTION ABOUT THE PURCHASE OF CLASS C SHARES


 What Is The Offering Price Of Class C Shares?
 You may purchase Class C Shares of the Prime Obligations Portfolio at the next determined NAV without paying an initial sales charge. However, if you redeem Class C Shares within 12 months of purchase, a CDSC of 1% will be deducted from the redemption proceeds; provided that in connection with pur-chases by pension and profit sharing plans, pension funds and othercompany-sponsored benefit plans, where all of the Class C Shares are redeemed within 12 months of purchase, a CDSC of 1% may be imposed upon the plan sponsor or third party administrator.

 Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor's expenses related to providing distribution-related services to the Funds in connection with the sale of Class C Shares, including the payment of compensation to Authorized Dealers. An amount equal to 1% of the amount invested is paid by the Distributor to Authorized Dealers.

 COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF SERVICE, CLASS B AND CLASS C SHARES


 What Else Do I Need To Know About The CDSC On Class B Or C Shares?
 .No CDSC is charged on shares acquired from reinvested dividends or capital gains distributions.
 .When counting the number of months since a purchase of Class B or Class C
  Shares was made, all payments made during a month will be combined and con-sidered to have been made on the first day of that month.
 .To keep your CDSC as low as possible, each time you place a request to sell shares, the Funds will first sell any shares in your account that do not carry a CDSC and then the shares in your account that have been held the longest.

 In What Situations May The CDSC On Service, Class B Or Class C Shares Be Waived Or Reduced?
 The CDSC on Service, Class B or Class C Shares that are subject to a CDSC (i.e., because the Service Shares were acquired in an exchange transaction for shares of a Goldman Sachs Fund that were subject to a CDSC) may be waived or reduced if the redemption relates to:
 .Retirement distributions or loans to participants or beneficiaries from pension and profit sharing plans, pension funds and other company-sponsored benefit plans (each a "Retirement Plan");

                                                               SHAREHOLDER GUIDE

 .The death or disability (as defined in Section 72(m)(7) of the Internal
  Revenue Code of 1986, as amended (the "Code")) of a participant or benefi-ciary in a Retirement Plan;
 .Hardship withdrawals by a participant or beneficiary in a Retirement Plan; .Satisfying the minimum distribution requirements of the Code;
 .Establishing "substantially equal periodic payments" as described under
  Section 72(t)(2) of the Code;
 .The separation from service by a participant or beneficiary in a Retirement
  Plan;
 .The death or disability (as defined in Section 72(m)(7) of the Code) of a shareholder if the redemption is made within one year of the event;
 .Excess contributions distributed from a Retirement Plan;
 .Distributions from a qualified Retirement Plan invested in the Goldman
  Sachs Funds which are being rolled over to a Goldman Sachs IRA; or .Redemption proceeds which are to be reinvested in accounts or non-regis-
  tered products over which GSAM or its advisory affiliates have investment discretion.

 In addition, Service, Class B and Class C Shares subject to a systematic withdrawal plan may be redeemed without a CDSC. The Funds reserve the right to limit such redemptions, on an annual basis, to 10% of the value of your Service Shares and 12% each of the value of your Class B and C Shares.

 What Other Attributes of Service, Class B Or Class C Shares Should I Know
 About?
 .Service Shares. Service Shares are normally not subject to any initial sales charge or CDSC. However, Service Shares are subject to a service fee at the annual rate of 0.40% of a Fund's average daily net assets attribut-able to Service Shares.
 .Class B Shares. Class B Shares are subject to a CDSC but not an initial sales charge. By not paying a front-end sales charge, your entire invest-ment in Class B Shares is available to work for you from the time you make your initial investment. However, the distribution fee of up to 0.75% and service fee of up to 0.25% paid by Class B Shares will cause your Class B Shares (until conversion to Service Shares) to have a higher expense ratio, and thus lower performance and dividend payments, than Service Shares.
  A maximum purchase limitation of $250,000 in the aggregate normally applies to Class B Shares.
 .Class C Shares. Class C Shares are also subject to a CDSC but not an ini-tial sales charge. By not paying a front-end sales charge, your entire investment in Class C Shares is available to work for you from the time you make your initial investment. However, the distribution fee of 0.75% and service fee of 0.25% paid by Class C Shares will cause your Class C Shares to have a higher expense ratio, and thus lower performance and dividend payments, than Serv-ice Shares (or Class B Shares after conversion to Service Shares).
  Although Class C Shares are subject to a CDSC for only 12 months, Class C Shares do not have the conversion feature applicable to Class B Shares and your investment will therefore pay higher distribution fees indefinitely.
  A maximum purchase limitation of $1,000,000 in the aggregate normally applies to purchases of Class C Shares.

 Note: Authorized Dealers may receive different compensation for selling Service, Class B or Class C Shares.

 In addition to Service, Class B and Class C Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

 HOW TO SELL SHARES


 How Can I Sell Shares Of The Funds?
 You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Generally, each Fund will redeem its shares upon request on any business day at their NAV next determined after receipt of such request in proper form, subject to any applicable CDSC. You may request that redemption proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.

                                                               SHAREHOLDER GUIDE



  Instructions For Redemptions:
 ---------------------------------------------------------------------------------
  By Writing:          .Write a letter of instruction that includes:
                       .Your name(s) and signature(s)
                       .Your account number
                       .The Fund name and Class of Shares
                       .The dollar amount you want to sell
                       .How and where to send the proceeds
                       .Obtain a signature guarantee (see details below)
                       .Mail your request to:
                        Goldman Sachs Funds
                        c/o NFDS
                        P.O. Box 49711
                        Kansas City, MO 64141-6711
 ---------------------------------------------------------------------------------
  By Telephone:        If you have not declined the telephone redemption
                       privilege on your Account Application:
                       .1-800-526-7384 (8:00 a.m. to 4:00 p.m. New York time)
                       .You may redeem up to $50,000 of your shares
                        within any 7 calendar day period
                       .Proceeds which are sent directly to a Goldman Sachs
                        brokerage account are not subject to the $50,000 limit
 ---------------------------------------------------------------------------------

 You may also take advantage of the check redemption privilege described below.

 When Do I Need A Signature Guarantee To Redeem Shares?
 A signature guarantee is required if:

 .You are requesting in writing to redeem shares in an amount over $50,000;

 .You would like the redemption proceeds sent to an address that is not your address of record; or
 .You would like to change the bank designated on your Account Application.

 A signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a signature guarantee. Additional documentation may be required for executors, trustees or corporations or when deemed appropriate by the Trans-fer Agent.

 What Do I Need To Know About Telephone Redemption Requests?

 The Trust, the Distributor, and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized tel-ephone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption requests from any person identify-ing himself or herself as the owner of an account or the owner's registered representative where the owner has not declined in writing to use this serv-ice. Thus, you risk possible losses if a telephone redemption is not autho-rized by you.

 In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and NFDS employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general poli-cies are currently in effect:
 .All telephone requests are recorded.
 .Proceeds of telephone redemption requests will be sent only to your address of record or authorized bank account designated on your Account Application (unless you provide written instructions and a signature guarantee, indi-cating another address or account) and exchanges of shares normally will be made only to an identically registered account.

 .Telephone redemptions by check to your address of record will not be accepted during the 30-day period following any change in your address of record.
 .The telephone redemption option does not apply to shares held in a "street name" account. "Street name" accounts are accounts maintained and serviced by your Authorized Dealer. If your account is held in "street name," you should contact your registered representative of record, who may make tele-phone redemptions on your behalf.
 .The telephone redemption option may be modified or terminated at any time.

 Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

 When Will Redemption Proceeds Be Wired Or Mailed?
 Redemption proceeds will normally be wired or mailed to the recordholder of shares as follows:


  Redemption Request
  Received                         Redemption Proceeds            Dividends
 -------------------------------------------------------------------------------
  Prime Obligations
   Portfolio:
 -------------------------------------------------------------------------------
   .By 3:00 p.m. New York     .Wired same business day       Not earned on day
    time
                              .Checks sent next business day request is received
   .After 3:00 p.m. New York  .Wired next business day       Earned on day
    time
                              .Checks sent within two        request is received
                               business days
 -------------------------------------------------------------------------------
  Tax-Exempt Diversified
   Portfolio:
 -------------------------------------------------------------------------------
   .By 12:00 p.m. New York    .Wired same business day       Not earned on day
    time
                              .Checks sent next business     request is received
                               day
   .After 12:00 p.m. New      .Wired next business day       Earned on day
    York time
                              .Checks sent within two        request is received
                               business days
 -------------------------------------------------------------------------------

                                                               SHAREHOLDER GUIDE


 .Although redemption proceeds will normally be wired or mailed as described above, each Fund reserves the right to pay redemption proceeds up to three business days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption pro-ceeds may be delayed one additional business day.
 .A transaction fee of $7.50 may be charged for payments of redemption pro-ceeds by wire. Your bank may also charge wiring fees. You should contact your bank directly to learn whether it charges such fees.
 .To change the bank designated on your Account Application, you must send written instructions (with your signature guaranteed) to the Transfer Agent.
 .Neither the Trust, Goldman Sachs nor any Authorized Dealer assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.

 What Should I Know About The Check Redemption Privilege? (Service Shares
 Only)
 You may elect to have a special account with State Street for the purpose of redeeming shares from your account by check. The following general policies govern the check redemption privilege:
 .You will be provided with a supply of checks when State Street receives a completed signature card and authorization form. Checks drawn on the account may be payable to the order of any person in any amount over $500, but cannot be certified.
 .The payee of the check may cash or deposit it just like any other check drawn on a bank.
 .When the check is presented to State Street for payment, a sufficient num-ber of full or fractional Service Shares will be redeemed to cover the amount of the check.
 .Canceled checks will be returned to you by State Street.
 .The check redemption privilege allows you to receive the dividends declared on the Service Shares that are to be redeemed until the check is actually processed. Because of this feature, accounts may not be completely liqui-dated by check.
 .If the amount of the check is greater than the value of the Service Shares held in your account, the check will be returned unpaid. In this case, you may be subject to extra charges.
 .The Trust reserves the right to limit the availability of, modify or termi-nate the check redemption privilege at any time with respect to any or all shareholders.

 What Else Do I Need To Know About Redemptions?
 The following generally applies to redemption requests:
 .Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.

 The Trust reserves the right to:

 .Redeem the shares of any account whose balance falls below the minimum as a result of redemption. The Fund will give 60 days' prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption. Different rules may apply to investors who have established brokerage accounts with Goldman Sachs in accordance with the terms and conditions of their account agreements.
 .Redeem the shares in other circumstances determined by the Board of Trust-
  ees to be in the best interest of the Trust.
 .Pay redemptions by a distribution in-kind of securities (instead of cash).
  If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

 .Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to the Fund as undeliverable or remain uncashed for six months. In addition, that distribution and all future distributions payable to you will be reinvested at NAV in additional Fund shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                                                               SHAREHOLDER GUIDE


 Can I Exchange My Investment From One Fund To Another?
 You may exchange Service Shares of each Fund and Class B and C Shares of the Prime Obligations Portfolio for shares of the same class or an equivalent class of any other Goldman Sachs Fund. The exchange privilege may be materi-ally modified or withdrawn at any time upon 60 days' written notice to you.


  Instructions For Exchanging Shares:
 -----------------------------------------------------------------------
  By Writing:      .Write a letter of instruction that includes:
                   .Your name(s) and signature(s)
                   .Your account number
                   .The Fund names and Class of Shares
                   .The dollar amount you want to exchange
                   .Obtain a signature guarantee (see details above)
                   .Mail the request to:
                    Goldman Sachs Funds
                    c/o NFDS
                    P.O. Box 419711
                    Kansas City, MO 64141-6711
                    or for overnight delivery--
                    Goldman Sachs Funds
                    c/o NFDS
                    330 West 9th St.
                    Poindexter Bldg.
                    1st Floor
                    Kansas City, MO 64105
 -----------------------------------------------------------------------
  By Telephone:    If you have not declined the telephone exchange
                   privilege on your Account Application:
                   .1-800-526-7384 (8:00 a.m. to 4:00 p.m.
                    New York time)
 -----------------------------------------------------------------------

 You should keep in mind the following factors when making or considering an exchange:
 .You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
 .Six free exchanges are allowed in each 12 month period.
 .A $12.50 fee may be charged for each subsequent exchange.
 .There is no charge for exchanges made pursuant to the Automatic Exchange
  Program.
 .Exchanges of Class B and Class C Shares will be made at NAV and will be subject to the CDSC of the original shares held. For purposes of determin-ing the amount of the applicable CDSC, the length of time you have owned the shares will be measured from the date you acquired the original shares subject to a CDSC and will not be affected by subsequent exchange.

 .Exchanges of Service Shares from each Fund will be made into the relevant
  Goldman Sachs Fund at the public offering price, which may include a sales charge, unless a sales charge has previously been paid on the investment represented by the exchanged shares (i.e., the shares to be exchanged were originally issued in exchange for shares on which a sales charge was paid), in which case the exchange will be made at NAV. Service Shares acquired in an exchange transaction for shares of a Goldman Sachs Fund will be subject to the CDSC, if any, of the shares originally held.
 .All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund. The minimum ini-tial exchange is $5,000 or the full account share balance, whichever is less.
 .Exchanges are available only in states where exchanges may be legally made. .It may be difficult to make telephone exchanges in times of drastic eco-
  nomic or market conditions.
 .Goldman Sachs and NFDS may use reasonable procedures described under "What
  Do I Need To Know About Telephone Redemption Requests?" in an effort to prevent unauthorized or fraudulent telephone exchange requests.
 .Telephone exchanges normally will be made only to an identically registered account. Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and accompanied by a signature guarantee.

 For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should con-sult your tax adviser concerning the tax consequences of an exchange.

 SHAREHOLDER SERVICES


 Can I Arrange To Have Automatic Investments Made On A Regular Basis?
 You may be able to make systematic cash investments through your bank via ACH transfer or your checking account via bank draft each month. Forms for this option are available from Goldman Sachs, your Authorized Dealer or you may check the appropriate box on the Account Application.

 Can I Arrange To Have Automatic Exchanges Made On A Regular Basis?
 You may elect to exchange automatically a specified dollar amount of shares of a Fund for shares of the same class or an equivalent class of any other Goldman Sachs Fund.
 .Shares will be purchased at NAV.

                                                               SHAREHOLDER GUIDE

 .No initial sales charge is imposed.
 .Sales subject to a CDSC acquired under this program may be subject to a CDSC at the time of redemption from the Fund into which the exchange is made depending upon the date and value of your original purchase.
 .Automatic exchanges are made monthly on the 15th day of each month or the first business day thereafter.
 .Minimum dollar amount: $50 per month.

 Do I Have Any Reinvestment Privileges With Respect to Class B or
 Class C Shares?
 You may redeem Class B or Class C Shares of a Fund and reinvest a portion or all of the redemption proceeds (plus any additional amounts needed to round off purchases to the nearest full share). To be eligible for this privilege, you must hold the shares you want to redeem for at least 30 days and must reinvest the share proceeds within 90 days after you redeem. You may rein-vest as follows:
 .If you redeem Class B Shares of the Prime Obligations Portfolio, you may reinvest any or all of the redemption proceeds (plus that amount necessary to acquire a fractional share to round off the purchase to the nearest full share) in Service Shares of Prime Obligations Portfolio and Tax-Exempt Diversified Portfolio or Class A Shares of any Goldman Sachs Fund at NAV. The amount of the CDSC paid upon redemption will not be credited to your account.
 .If you redeem Class C Shares of the Prime Obligations Portfolio, you may reinvest any or all of the redemption proceeds (plus that amount necessary to acquire a fractional share to round off the purchase to the nearest full share) in Class C Shares of the Prime Obligations Portfolio or Class C Shares of any other Goldman Sachs Fund.
 .You should obtain and read the applicable prospectuses before investing in any other Funds.
 .If you redeem Class C Shares, pay a CDSC upon redemption and reinvest in Class C Shares subject to the conditions set forth above, your account will be credited with the amount of the CDSC previously charged, and the rein-vested shares will continue to be subject to a CDSC. In this case, the holding period of the Class C Shares acquired through reinvestment for pur-poses of computing the CDSC payable upon a subsequent redemption will include the holding period of the redeemed shares.
 .The reinvestment privilege may be exercised once annually by a shareholder upon written request, except that this time limit does not apply to trans-actions the sole purpose of which is to reinvest the proceeds at NAV in a tax-sheltered retirement plan.
 .You may be subject to tax as a result of a redemption. You should consult your tax adviser concerning the tax consequences of a redemption and rein-vestment.

 Can I Have Automatic Withdrawals Made On A Regular Basis?
 You may draw on your account systematically via check or ACH transfer in any amount of $50 or more.
 .It is normally undesirable to maintain a systematic withdrawal plan at the same time that you are purchasing additional Class B or Class C Shares because of the imposition of a CDSC on your redemptions of Class B or Class C Shares.
 .You must have a minimum balance of $5,000 in a Fund.
 .Checks are mailed on or about the 25th day of each month.
 .Each systematic withdrawal is a redemption and therefore a taxable transac-
  tion.
 .The CDSC applicable to Class B or Class C Shares redeemed under the system-atic withdrawal plan may be waived.

 What Types of Reports Will I Be Sent Regarding Investments in Shares?

 You will receive an annual report containing audited financial statements and a semi-annual report. To eliminate unnecessary duplication, only one copy of such reports will be sent to shareholders with the same mailing address. If you would like a duplicate copy to be mailed to you, please con-tact Goldman Sachs Funds at 1-800-526-7384.

 What Should I Know When I Purchase Shares Through An Authorized Dealer? Authorized Dealers and other financial intermediaries may provide varying arrangements for their clients to purchase and redeem Fund shares. They may charge additional fees not described in this Prospectus to their customers for such services.

 If shares of a Fund are held in a "street name" account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distribu-tions relating to your account will be performed by the Authorized Dealer, and not by the Fund and its Transfer Agent. Since the Funds will have no record of your transactions, you should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning your account or to obtain information about your account. The transfer of shares in a "street name" account to an account with another dealer or to an account directly with the Fund involves special procedures and will require you to obtain historical purchase information about the shares in the account from the Authorized Dealer.

 Authorized Dealers and other financial intermediaries may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by the Trust, to designate other intermediaries to accept such orders. In these cases:
 .A Fund will be deemed to have received an order that is in proper form by or on behalf of a customer when the order is accepted by an Authorized Dealer or

                                                               SHAREHOLDER GUIDE

  intermediary on a business day, and the order will be priced at the Fund's NAV per share (adjusted for any applicable sales charge) next determined after such acceptance.
 .Authorized Dealers and intermediaries are responsible for transmitting accepted orders to the Funds within the time period agreed upon by them.

 You should contact your Authorized Dealer or intermediary directly to learn whether it is authorized to accept orders for the Trust.

 The Investment Adviser, Distributor and/or their affiliates may pay addi-tional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Authorized Dealers and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds.

 DISTRIBUTION SERVICES AND FEES


 What Are The Different Distribution And Service Fees Paid By Service, Class B and Class C Shares?

 The Trust has adopted plans (each a "Plan") under which Service, Class B and Class C Shares bear service fees and (in the case of Class B and Class C Shares) distribution fees paid to Service Organizations and Goldman Sachs. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from this arrangement. Goldman Sachs pays the distribution and service fees on a quarterly basis.

 Under the Plan for Service Shares, Service Organizations agree to provide services in connection with their customers' investments in Service Shares, such as:
 .Acting, directly or through an agent, as the sole shareholder of record .Maintaining account record for customers
 .Processing orders to purchase, redeem or exchange shares for customers .Responding to inquiries from prospective and existing shareholders .Assisting customers with investment procedures

 For their services, Service Organizations are entitled to receive payment from the Trust of up to 0.40% (on an annualized basis) of the average daily net assets of the Service Shares of the Funds, which are attributable to or held in the name of a Service Organization for its customers. In addition, GSAM, at its own expense, may pay a Service Organization up to 10% of the average daily net assets of the Service Shares of a Fund, which are attrib-utable to or held in the name of the Service Organization for its customers. The compensation paid by GSAM does not represent an additional expense to a Fund or its shareholders, since it will be paid from the assets of GSAM.

 Under the Plans for Class B and Class C Shares, Goldman Sachs is entitled to a monthly fee from each Fund for distribution services equal, on an annual basis, to 0.75% of a Fund's average daily net assets attributed to Class B and Class C Shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

 The distribution fees are subject to the requirements of Rule 12b-1 under the Act, and may be used (among other things) for:
 .Compensation paid to and expenses incurred by Authorized Dealers, Goldman
  Sachs and their respective officers, employees and sales representatives; .Commissions paid to Authorized Dealers;
 .Allocable overhead;
 .Telephone and travel expenses;
 .Interest and other costs associated with the financing of such compensation and expenses;
 .Printing of prospectuses for prospective shareholders;
 .Preparation and distribution of sales literature or advertising of any type; and
 .All other expenses incurred in connection with activities primarily intended to result in the sale of Class B and Class C Shares.

 In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.75% distribution fee as an ongoing commission to Authorized Dealers after the shares have been held for one year.

 PERSONAL ACCOUNT MAINTENANCE SERVICES AND FEES

 Under the Plans for Class B and Class C Shares, Goldman Sachs is also enti-tled to receive a separate fee equal on an annual basis to 0.25% of each Fund's average daily net assets attributed to Class B or Class C Shares. This fee is for personal and account maintenance services, and may be used to make payments to Goldman Sachs, Authorized Dealers and their officers, sales representatives and employees for responding to inquiries of, and fur-nishing assistance to, shareholders regarding ownership of their shares or their accounts or similar services not otherwise provided on behalf of the Funds. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from this arrangement.

 In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.25% ongoing service fee to Authorized Dealers after the shares have been held for one year.

Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should con-sult your tax adviser about the federal, state, local or foreign tax conse-quences of your investment in the Funds.

Unless your investment is an IRA or other tax-advantaged accounts, you should consider the possible tax consequences of Fund distributions.

Taxes on Distributions: Except for the Tax-Exempt Diversified Portfolio, dis-tributions of investment income are taxable as ordinary income for federal tax purposes, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. To the extent that Fund distributions are attributable to interest on federal obligations or interest on obligations of your state of residence or its municipalities or authorities, they will in most cases be exempt from state and local income taxes. Distributions from the Tax-Exempt Diversified Portfolio that are designated as "exempt interest dividends" are generally not subject to federal income tax. Distributions of short-term capital gains are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. The Funds will inform shareholders of the character and tax status of all distributions promptly after the close of each calendar year.

You should note that a portion of the exempt-interest dividends paid by the Tax-Exempt Diversified Portfolio may be a preference item when determining your federal alternative minimum tax liability. Exempt-interest dividends are also taken into account in determining the taxable portion of social security or railroad retirement benefits. Any interest on indebtedness incurred by you to purchase or carry shares in the Tax-Exempt Diversified Portfolio generally will not be deductible for federal income tax purposes.

Other Information: When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Fund must withhold 31% of your taxable distributions and any redemption pro-ceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so. Non-U.S. investors may be subject to U.S. withholding and estate tax.

Appendix A
Additional Information on Portfolio Risks, Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental policies and investment restrictions that cannot be changed without shareholder approval. You should note, however, that all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objective, you should consider whether that Fund remains an appropriate invest-ment in light of your then current financial position and needs.

U.S. Treasury Obligations and U.S. Government Securities. U.S. Treasury Obliga-tions include securities issued or guaranteed by the U.S. Treasury ("U.S. Trea-sury Obligations"). Payment of principal and interest on these obligations is backed by the full faith and credit of the U.S. government. U.S. Treasury Obli-gations include, among other things, the separately traded principal and inter-est components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS").

U.S. Government Securities are obligations issued or guaranteed by U.S. govern-ment agencies, authorities, instrumentalities or sponsored enterprises ("U.S. Government Securities"). Unlike U.S. Treasury Obligations, U.S. Government Securities can be supported by either (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("Ginnie Mae"));
(b) the right of the issuer to borrow from the U.S. Treasury (such as securi-ties of the Student Loan Marketing Association); (c) the discretionary author-ity of the U.S. government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")); or (d) only the credit of the issu-er.

U.S. Government Securities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid. U.S. Government Securities also include zero coupon bonds.

                                                                      APPENDIX A


U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authori-ties, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Bank Obligations. Bank obligations include certificates of deposit, commercial paper, unsecured bank promissory notes, bankers' acceptances, time deposits and other debt obligations. A Fund may invest in obligations issued or backed by U.S. banks when a bank has more than $1 billion in total assets at the time of purchase or is a branch or subsidiary of such a bank. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation.

Commercial Paper. A Fund may invest in commercial paper, including variable amount master demand notes and asset-backed commerical paper. Commerical paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. The commercial paper purchased by a Fund consists of direct U.S. dollar-denomi-nated obligations of domestic or, in the case of a certain Funds, foreign issuers.

Short-Term Obligations. A Fund may invest in other short-term obligations, including short-term funding agreements payable in U.S. dollars and issued or guaranteed by U.S. corporations, foreign corporations or other entities. A funding agreement is a contract between an issuer and a purchaser that obli-gates the issuer to pay a guaranteed rate of interest on a principal sum depos-ited by the purchaser. Funding agreements will also guarantee a stream of pay-ments over time. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaran-teed for a set time period. Because there is normally no secondary market for these investments, funding agreements purchased by a Fund may be regarded as illiquid.

Repurchase Agreements. Each Fund may enter into repurchase agreements with pri-mary dealers in U.S. Government Securities and banks affiliated with primary dealers. Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price.

If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer addi-tional losses if a court determines that the Fund's interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Distribu-tions of the income from repurchase agreements will be taxable to a Fund's shareholders. In addition, each Fund, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Asset-Backed and Receivables-Backed Securities. The Prime Obligations Portfolio may invest in asset-backed and receivables-backed securities, whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed and receivables-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During peri-ods of declining interest rates, prepayment of loans underlying asset-backed and receivables-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepay-ments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. In addi-tion, securities that are backed by credit card, automobile and similar types of receivables generally do not have the benefit of a security interest in col-lateral that is comparable in quality to mortgage assets. There is the possi-bility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Municipal Obligations. The Funds may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia. Municipal obligations in which a Fund may invest consist of fixed rate notes and similar debt instru-ments; variable and floating rate demand instruments; tax-exempt commercial paper; municipal bonds; and unrated notes, paper, bonds or other instruments.

Municipal Notes and Bonds. Municipal notes include tax anticipation notes ("TANs"), revenue anticipation notes ("RANs"), bond anticipation notes ("BANs"), tax and revenue anticipation notes ("TRANs") and construction loan notes. Municipal bonds include general obligation bonds and revenue bonds. Gen-eral obligation bonds are backed by the taxing power of the issuing municipal-ity and are considered the safest type of municipal obligation. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. Revenue bonds

                                                                      APPENDIX A

also include lease rental revenue bonds which are issued by a state or local authority for capital projects and are secured by annual lease payments from the state or locality sufficient to cover debt service on the authority's obli-gations. Industrial development bonds ("private activity bonds") are a specific type of revenue bond backed by the credit and security of a private user and, therefore, have more potential risk. Municipal bonds may be issued in a variety of forms, including commercial paper, tender option bonds and variable and floating rate securities.

Tender Option Bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept ten-dered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund's average portfolio maturity. There is a risk that a Fund will not be con-sidered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, a payment default or a disqualification from tax-exempt status.

Revenue Anticipation Warrants. Revenue Anticipation Warrants ("RAWs") are issued in anticipation of the issuer's receipt of revenues and present the risk that such revenues will be insufficient to satisfy the issuer's payment obliga-tions. The entire amount of principal and interest on RAWs is due at maturity. RAWs, including those with a maturity of more than 397 days, may also be repackaged as instruments which include a demand feature that permits the holder to sell the RAWs to a bank or other financial institution at a purchase price equal to par plus accrued interest on each interest rate reset date.

Industrial Development Bonds. The Funds may invest in industrial development bonds (private activity bonds). Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user, the interest from which would be an item of tax preference when distributed by a Fund as "exempt-interest dividends" to shareholders under the AMT.

Other Municipal Obligation Policies. The Tax-Exempt Diversified Fund may invest 25% or more of the value of its total assets in municipal obligations which are related in such a way that an economic, business or political development or change affecting one municipal obligation would also affect the other municipal obligation. For example, the Fund may invest all of its assets in (a) municipal obligations the interest of which is paid solely from revenues from similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities; (b) municipal obligations whose issuers are in the same state; or (c) industrial development obligations. Concentration of the Fund's investments in these municipal obligations will subject the Fund, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration.

Municipal obligations may be backed by letters of credit or other forms of credit enhancement issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States or by other financial insti-tutions. The credit quality of these banks and financial institutions could, therefore, cause a loss to a Fund that invests in municipal obligations. Let-ters of credit and other obligations of foreign banks and financial institu-tions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regu-lation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks. In addition, the Funds may acquire securities in the form of custodial receipts which evidence ownership of future interest pay-ments, principal payments or both on obligations of certain state and local governments and authorities.

In order to enhance the liquidity, stability or quality of a municipal obliga-tion, a Fund may acquire the right to sell the obligation to another party at a guaranteed price and date.

Custodial Receipts. Certain Funds may also acquire U.S. Government Securities in the form of custodial receipts. Custodial receipts evidence ownership of future interest payments, principal payments or both on notes or bonds issued or guaranteed as to principal or interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities. For certain securi-ties law purposes, custodial receipts are not considered obligations of the U.S. government.

                                                                      APPENDIX A

Other Investment Companies. A Fund may invest in securities of other investment companies subject to statutory limitations prescribed by the Act. These limita-tions include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other investment companies will have investment objectives, policies and restrictions substan-tially similar to those of the acquiring Fund and will be subject to substan-tially the same risks.

Floating and Variable Rate Obligations. The Funds may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. Subject to the conditions for using amortized cost valuation under the Act, a Fund may consider the maturity of a variable or floating rate obli-gation to be shorter than its ultimate stated maturity if the obligation is a U.S. Treasury Obligation or U.S. Government Security, if the obligation has a remaining maturity of 397 calendar days or less, or if the obligation has a demand feature that permits the Fund to receive payment at any time or at spec-ified intervals not exceeding 397 calendar days. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable, both of which may be issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States. A Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

When-Issued Securities and Forward Commitments. The Funds may purchase when-issued securities and enter into forward commitments. When-issued securities are securities that have been authorized, but not yet issued. When-issued secu-rities are purchased in order to secure what is considered to be an advanta-geous price and yield to a Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell secu-rities for a fixed price at a future date beyond the customary settlement peri-od.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfo-lio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Illiquid Securities. Each Fund may invest up to 10% of its net assets in illiq-uid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:
 .Both domestic and foreign securities that are not readily marketable
 .Certain municipal leases and participation interests
 .Certain stripped mortgage-backed securities
 .Repurchase agreements and time deposits with a notice or demand period of more than seven days
 .Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called "4(2) commercial paper" or is oth-erwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

Investing in restricted securities may decrease the liquidity of a Fund's port-folio.

Borrowings. Each Fund may borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its net assets. For more information, see the Addi-tional Statement.

Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

Special Risks and Policies Applicable to the Tax-Exempt Diversified Portfolio:

Fundamental Policies. As a matter of fundamental policy, at least 80% of the net assets of the Tax-Exempt Diversified Portfolio will ordinarily be invested in municipal obligations, the interest from which is, in the opinion of bond counsel, if any, excluded from gross income for federal income tax purposes. In addition, the Tax-Exempt Diversified Portfolio may temporarily invest in tax-able money market instruments. Investments in taxable money market instruments will be limited to those meeting the quality standards of the Tax-Exempt Diver-sified Portfolio.

                      [This page intentionally left blank]

Appendix B
Financial Highlights

 The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects finan-cial results for a single Fund share. The total returns in the table repre-sent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with a Fund's financial statements, is included in the Fund's annual report (available upon request without charge).

 PRIME OBLIGATIONS PORTFOLIO


                                          Net asset
                                          value at     Net     Distributions
                                          beginning investment   to unit/
                                          of period  incomea   shareholders
----------------------------------------------------------------------------
For the Years Ended December 31,
1999 - ILA units                            $1.00     $0.05       $(0.05)
1999 - ILA Administration units              1.00      0.05        (0.05)
1999 - ILA Service units                     1.00      0.04        (0.04)
1999 - ILA B units                           1.00      0.04        (0.04)
1999 - ILA C units                           1.00      0.04        (0.04)
1999 - Cash Management shares                1.00      0.04        (0.04)
----------------------------------------------------------------------------
1998 - ILA units                             1.00      0.05        (0.05)
1998 - ILA Administration units              1.00      0.05        (0.05)
1998 - ILA Service units                     1.00      0.05        (0.05)
1998 - ILA B units                           1.00      0.04        (0.04)
1998 - ILA C units                           1.00      0.04        (0.04)
1998 - Cash Management shares (commenced
 May 1)                                      1.00      0.03        (0.03)
----------------------------------------------------------------------------
1997 - ILA units                             1.00      0.05        (0.05)
1997 - ILA Administration units              1.00      0.05        (0.05)
1997 - ILA Service units                     1.00      0.05        (0.05)
1997 - ILA B units                           1.00      0.04        (0.04)
1997 - ILA C units (commenced August 15)     1.00      0.04        (0.04)
----------------------------------------------------------------------------
1996 - ILA units                             1.00      0.05        (0.05)
1996 - ILA Administration units              1.00      0.05        (0.05)
1996 - ILA Service units                     1.00      0.05        (0.05)
1996 - ILA B units (commenced May 8)         1.00      0.03        (0.03)
----------------------------------------------------------------------------
1995 - ILA units                             1.00      0.06        (0.06)
1995 - ILA Administration units              1.00      0.06        (0.06)
1995 - ILA Service units                     1.00      0.05        (0.05)
----------------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

c Annualized.

                                                                      APPENDIX B


                                                              Ratios assuming no
                                                             waiver of fees and no
                                                              expense limitations
                                                           -------------------------
                         Net                  Ratio of net              Ratio of net
  Net asset           assets at  Ratio of net  investment  Ratio of net  investment
  value at               end     expenses to   income to   expenses to   income to
     end       Total  of period  average net  average net  average net  average net
  of period   returnb (in 000's)    assets       assets       assets       assets
------------------------------------------------------------------------------------
    $1.00      4.90%  $1,095,109     0.43%        4.79%        0.43%        4.79%
     1.00      4.74       40,850     0.58         4.65         0.58         4.65
     1.00      4.48       92,975     0.83         4.33         0.83         4.33
     1.00      3.86       19,444     1.43         3.83         1.43         3.83
     1.00      3.86        7,436     1.43         3.76         1.43         3.76
     1.00      4.30            1     1.00         4.44         1.43         4.01
------------------------------------------------------------------------------------
     1.00      5.32      837,185     0.43         5.19         0.43         5.19
     1.00      5.16       38,836     0.58         5.05         0.58         5.05
     1.00      4.90      119,309     0.83         4.79         0.83         4.79
     1.00      4.27       14,412     1.43         4.07         1.43         4.07
     1.00      4.27        6,814     1.43         4.13         1.43         4.13
     1.00      4.69c           2     0.93c        4.81c        1.43c        4.31c
------------------------------------------------------------------------------------
     1.00      5.38      866,445     0.42         5.24         0.43         5.23
     1.00      5.22       28,110     0.57         5.11         0.58         5.10
     1.00      4.96       78,316     0.82         4.85         0.83         4.84
     1.00      4.33        1,574     1.42         4.33         1.43         4.32
     1.00      4.41c       1,897     1.42c        4.39c        1.43c        4.38c
------------------------------------------------------------------------------------
     1.00      5.22    1,154,787     0.41         5.11         0.43         5.09
     1.00      5.06       23,738     0.56         4.97         0.58         4.95
     1.00      4.80       84,707     0.81         4.74         0.83         4.72
     1.00      3.97c         346     1.41c        4.09c        1.43c        4.07c
------------------------------------------------------------------------------------
     1.00      5.79    1,261,251     0.41         5.66         0.43         5.64
     1.00      5.63       63,018     0.56         5.51         0.58         5.49
     1.00      5.37      227,233     0.81         5.22         0.83         5.20
------------------------------------------------------------------------------------

 TAX-EXEMPT DIVERSIFIED PORTFOLIO


                                          Net asset
                                          value at     Net     Distributions
                                          beginning investment   to unit/
                                          of period  incomea   shareholders
----------------------------------------------------------------------------
For the Years Ended December 31,
1999 - ILA units                            $1.00     $0.03       $(0.03)
1999 - ILA Administration units              1.00      0.03        (0.03)
1999 - ILA Service units                     1.00      0.02        (0.02)
1999 - Cash Management shares                1.00      0.02        (0.02)
----------------------------------------------------------------------------
1998 - ILA units                             1.00      0.03        (0.03)
1998 - ILA Administration units              1.00      0.03        (0.03)
1998 - ILA Service units                     1.00      0.03        (0.03)
1998 - Cash Management shares (commenced
 May 1)                                      1.00      0.02        (0.02)
----------------------------------------------------------------------------
1997 - ILA units                             1.00      0.03        (0.03)
1997 - ILA Administration units              1.00      0.03        (0.03)
1997 - ILA Service units                     1.00      0.03        (0.03)
----------------------------------------------------------------------------
1996 - ILA units                             1.00      0.03        (0.03)
1996 - ILA Administration units              1.00      0.03        (0.03)
1996 - ILA Service units                     1.00      0.03        (0.03)
----------------------------------------------------------------------------
1995 - ILA units                             1.00      0.04        (0.04)
1995 - ILA Administration units              1.00      0.04        (0.04)
1995 - ILA Service units                     1.00      0.03        (0.03)
----------------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

c Annualized.

                                                                      APPENDIX B




                                                              Ratios assuming no
                                                             waiver of fees and no
                                                              expense limitations
                                                           -------------------------
                         Net                  Ratio of net              Ratio of net
  Net asset           assets at  Ratio of net  investment  Ratio of net  investment
  value at               end     expenses to   income to   expenses to   income to
     end       Total  of period  average net  average net  average net  average net
  of period   returnb (in 000's)    assets       assets       assets       assets
------------------------------------------------------------------------------------
    $1.00      2.89%  $1,734,623     0.42%        2.85%        0.42%        2.85%
     1.00      2.73       28,084     0.57         2.66         0.57         2.66
     1.00      2.48       20,991     0.82         2.41         0.82         2.41
     1.00      2.30            2     0.99         2.51         1.42         2.08
------------------------------------------------------------------------------------
     1.00      3.17    1,562,285     0.35         3.12         0.41         3.06
     1.00      3.02       26,509     0.50         2.98         0.56         2.92
     1.00      2.76       37,850     0.75         2.72         0.81         2.66
     1.00      2.61c           2     0.85c        2.66c        1.41c        2.10c
------------------------------------------------------------------------------------
     1.00      3.39    1,479,486     0.32         3.33         0.41         3.24
     1.00      3.23       27,967     0.47         3.16         0.56         3.07
     1.00      2.97       30,513     0.72         2.97         0.81         2.88
------------------------------------------------------------------------------------
     1.00      3.25    1,514,443     0.31         3.20         0.41         3.10
     1.00      3.09       59,097     0.46         3.06         0.56         2.96
     1.00      2.84       28,921     0.71         2.79         0.81         2.69
------------------------------------------------------------------------------------
     1.00      3.72    1,342,585     0.31         3.65         0.42         3.54
     1.00      3.57       48,773     0.46         3.51         0.57         3.40
     1.00      3.31       49,647     0.71         3.24         0.82         3.13
------------------------------------------------------------------------------------

Index

   1 General
     Investment
     Management
     Approach
   4 Fund
     Investment
     Objectives
     and
     Strategies
   7 Principal
     Risks of the
     Funds
   9 Fund
     Performance
  12 Fund Fees and
     Expenses
  14 Service
     Providers
  16 Dividends

  17 Shareholder Guide
       17 How to Buy Shares
       24 How to Sell Shares
  35 Taxation
  36 Appendix A
     Additional Information on
     Portfolio Risks,
     Securities
     and Techniques
  44 Appendix B
     Financial Highlights

Institutional Liquid Assets
Prospectus (ILA Service, Class B and Class C Units)


 FOR MORE INFORMATION

 Annual/Semi-annual Report

 Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders.

 Statement of Additional Information
 Additional information about the Funds and their policies is also available in the Funds' Statement of Additional Information ("Additional Statement"). The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

 The Funds' annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

 To obtain other information and for shareholder inquiries:
 By telephone - Call 1-800-621-2550
 By mail - Goldman Sachs Funds, c/o NFDS, P.O. Box 419711, Kansas City, MO 64141-6711
 By e-mail - gs-funds@gs.com
 On the Internet - Text-only versions of the Funds' documents are located online and may be downloaded from:

     SEC EDGAR database - http://www.sec.gov
     Goldman Sachs - http://www.gs.com (Prospectus Only)

 You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

                            [LOGO OF GOLDMAN SACHS]

         The Funds' investment company registration number is 811-5349.

  GOLDMAN SACHS INSTITUTIONAL LIQUID ASSETS

  Prospectus

ILA Cash
Management
Shares

May 1, 2000

 .Prime
 Obligations
 Portfolio

 .Money Market
 Portfolio

 .Government
 Portfolio

 .Tax-Exempt
 Diversified
 Portfolio

 .Tax-Exempt
 California
 Portfolio

 .Tax-Exempt New
 York Portfolio



[LOGO OF GOLDMAN SACHS]

  THE SECURITIES AND EXCHANGE COMMISSION HAS
  NOT APPROVED OR DISAPPROVED THESE
  SECURITIES OR PASSED UPON THE ADEQUACY OF
  THIS PROSPECTUS. ANY REPRESENTATION TO THE
  CONTRARY IS A CRIMINAL OFFENSE.

  AN INVESTMENT IN A FUND IS NOT A BANK
  DEPOSIT AND IS NOT INSURED BY THE FEDERAL
  DEPOSIT INSURANCE CORPORATION OR ANY OTHER
  GOVERNMENT AGENCY. ALTHOUGH A FUND SEEKS TO
  PRESERVE THE VALUE OF YOUR INVESTMENT AT
  $1.00 PER SHARE, IT IS POSSIBLE TO LOSE
  MONEY BY INVESTING IN A FUND.


[GRAPHIC]

   NOT FDIC-INSURED              May Lose Value    No Bank Guarantee

General Investment Management Approach

 Goldman Sachs Asset Management ("GSAM"), a unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as Investment Adviser to the Institutional Liquid Assets Portfolios (the "Funds"). GSAM is referred to in this Prospectus as the "Investment Adviser."

 Goldman Sachs' Money Market Investment Philosophy:
 The Money Market Funds are managed to seek preservation of capital, daily liquidity and maximum current income. With each Fund the Investment Adviser follows a conservative, risk-managed investment process that seeks to:
 .Manage credit risk
 .Manage interest rate risk
 .Manage liquidity

 Since 1981, the Investment Adviser has actively managed the Goldman Sachs Money Market Funds to provide investors with the greatest possible preserva-tion of principal and income potential.

--------------------------------------------------------------------------------

 Investment Process

 1.Managing Credit Risk

 The Investment Adviser's process for managing risk emphasizes:

 .Intensive research--The Credit Department, a separate operating entity of Goldman Sachs, approves all credits for the Funds. Sources for the Credit Department's analysis include third-party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as the Investment Research, Legal and Compliance departments of Goldman Sachs.
 .Timely updates--A Credit Department-approved list of securities is continuously communicated on a "real-time" basis to the portfolio management team via computer link.

 The Result: An "approved" list of high-quality credits--The Investment Adviser's portfolio management team uses this approved list to construct portfolios which offer the best available risk-return tradeoff within the "approved" credit universe.

 2.Managing Interest Rate Risk
 Three main steps are followed in seeking to manage interest rate risk:
 . Establish weighted average maturity (WAM) target--WAM (the weighted average time until the yield of a portfolio reflects any changes in the current interest rate environment) is constantly revisited and adjusted as market conditions change. An overall strategy is developed by the portfolio management team based on insights gained from weekly meetings with both Goldman Sachs economists and economists from outside the firm.
 . Implement optimum portfolio structure--Proprietary models that seek the optimum balance of risk and return, in conjunction with the Investment Adviser's analysis of factors such as market events, short-term interest rates and each Fund's asset volatility, are used to identify the most effective portfolio structure.
 . Conduct rigorous analysis of new securities--The Investment Adviser's five-step process includes legal, credit, historical index and liquidity analysis, as well as price stress testing to determine suitability for money market mutual funds.

 3. Managing Liquidity

 Factors that the Investment Adviser's portfolio managers continuously moni-tor and that affect liquidity of a money market portfolio include:
 .  Each Fund's clients and factors that influence their asset volatility;
 . Technical events that influence the trading range of federal funds and other short-term fixed-income markets; and
 .  Bid-ask spreads associated with securities in the portfolios.

 Benchmarks for the Money Market Funds are the IBC Financial Data Universal Averages. Each Fund tracks the IBC Index which best corresponds to the Fund's eligible investments.

--------------------------------------------------------------------------------

                                          GENERAL INVESTMENT MANAGEMENT APPROACH

 .The Funds: Each Fund's securities are valued by the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended (the "Act"). Under Rule 2a-7, each Fund may invest only in U.S. dollar-denominated securities that are determined to present minimal credit risk and meet certain other criteria including conditions relating to matu-rity, diversification and credit quality. These operating policies may be more restrictive than the fundamental policies set forth in the Statement of Additional Information (the "Additional Statement").
  .Taxable Funds: Prime Obligations, Money Market and Government Portfolios. .Tax-Exempt Funds: Tax-Exempt Diversified, Tax-Exempt California and Tax-
   Exempt New York Portfolios.
 .The Investors: The Funds are designed for investors seeking a high rate of return, a stable net asset value ("NAV") and convenient liquidation privi-leges. The Funds are particularly suitable for banks, corporations and other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their customers.

 .NAV: Each Fund seeks to maintain a stable NAV of $1.00 per share. There can be no assurance that a Fund will be able at all times to maintain a NAV of $1.00 per share.
 .Maximum Remaining Maturity of Portfolio Investments: 13 months (as deter-
  mined pursuant to Rule 2a-7) at the time of purchase.
 .Dollar-Weighted Average Portfolio Maturity ("WAM"): Not more than 90 days
  (as required by Rule 2a-7).
 .Investment Restrictions: Each Fund is subject to certain investment restrictions that are described in detail under "Investment Restrictions" in the Additional Statement. Fundamental investment restrictions and the investment objective of a Fund (except the Tax-Exempt California and Tax-Exempt New York Portfolios' objectives of providing shareholders with income exempt from California State and New York State and New York City personal income tax, respectively) cannot be changed without approval of a majority of the outstanding shares of that Fund. All investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval.
 .Diversification: Diversification can help a Fund reduce the risks of investing. In accordance with current regulations of the Securities and Exchange Commission (the "SEC"), each Fund may not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer with these exceptions: (a) the Tax-Exempt California and Tax-Exempt New York
  Portfolios may each invest up to 25% of their total assets in five or fewer issuers; and (b) each of the other Funds may invest up to 25% of its total assets in the securities of a single issuer for up to three business days. These limitations do not apply to cash, certain repurchase agreements, U.S. Gov-ernment Securities (as defined in Appendix A) or securities of other investment companies. In addition, securities subject to certain uncondi-tional guarantees and securities that are not "First Tier Securities" as defined by the SEC are subject to different diversification requirements as described in the Additional Statement.

Fund Investment Objectives and Strategies


 INVESTMENT OBJECTIVES


 Taxable Funds:

 The Prime Obligations, Money Market and Government Portfolios seek to maxi-mize current income to the extent consistent with the preservation of capi-tal and the maintenance of liquidity by investing exclusively in high qual-ity money market instruments.

 The Prime Obligations and Money Market Portfolios pursue their investment objectives by investing in U.S. Government Securities, obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities and repurchase agreements. The Money Market Portfolio may also invest in U.S. dollar-denominated obliga-tions of foreign banks, foreign companies and foreign governments.

 The Government Portfolio pursues its investment objective by investing in U.S. Government Securities and repurchase agreements relating to such securities.

 Tax-Exempt Funds:

 The Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios seek to provide shareholders, to the extent consistent with the preservation of capital and prescribed portfolio standards, with a high level of income exempt from federal income tax by investing primarily in municipal instruments.

 In addition, the Tax-Exempt California and Tax-Exempt New York Portfolios seek to provide shareholders with income exempt from California State and New York State and City personal income taxes, respectively, by investing in instruments the interest on which is exempt from these taxes. (These instru-ments are called "California instruments" and "New York instruments" in this Prospectus.)

 The Tax-Exempt Funds pursue their investment objectives by investing in securities issued by or on behalf of states, territories, and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which, if any, is in the opinion of bond counsel excluded from gross income for federal income tax purposes, and not an item of tax preference under the federal alternative minimum tax ("AMT").

 PRINCIPAL INVESTMENT STRATEGIES

 The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Funds' annual and semi-annual reports. For more information see Appendix A.

 Investment Policies Matrix




                          U.S. Treasury U.S. Government            Bank               Commercial
  Fund                     Obligations    Securities           Obligations              Paper
 --------------------------------------------------------------------------------------------------
  Prime Obligations           ./1/             .                    .                     .
                                                            U.S. banks only/2/
 --------------------------------------------------------------------------------------------------
  Money Market                ./1/             .                    .                     .
                                                         Over 25% of total assets  U.S. and foreign
                                                         must be invested in U.S.  (US$) commercial
                                                        and foreign (US$) banks/3/ paper
 --------------------------------------------------------------------------------------------------
  Government                  ./1/             .
 --------------------------------------------------------------------------------------------------
  Tax-Exempt Diversified                                                                  .
                                                                                   Tax-exempt only
 --------------------------------------------------------------------------------------------------
  Tax-Exempt Calfornia                                                                    .
                                                                                   Tax-exempt only
 --------------------------------------------------------------------------------------------------
  Tax-Exempt New York                                                                     .
                                                                                   Tax-exempt only
 --------------------------------------------------------------------------------------------------

 Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.

 1 Issued or guaranteed by the U.S. Treasury.

 2 Including foreign branches of U.S. banks.

 3 If adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits), the Fund may, for temporary defensive purposes, invest less than 25% of its total assets in bank obligations.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES





     Short-Term
   Obligations of                       Asset-Backed and       Foreign
  Corporations and       Repurchase    Receivables-Backed    Government
   Other Entities        Agreements      Securities/4/    Obligations (US$)
---------------------------------------------------------------------------
          .                  .            .
 U.S. entities only
---------------------------------------------------------------------------
          .                  .            .                ./5/
 U.S. and foreign
 (US$) entities

---------------------------------------------------------------------------
                             .
---------------------------------------------------------------------------
                             .
                      (Does not intend
                         to invest)
---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

 4 To the extent required by Rule 2a-7, asset-backed and receivables-backed securities will be rated by the requisite number of nationally recognized statistical rating organizations ("NRSROs").

 5 The Money Market Portfolio may invest in U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government. The Fund may also invest in U.S. dollar-denominated obligations issued or guaranteed by any entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs. The Fund may not invest more than 25% of its total assets in the securities of any one foreign government.

Investment Policies Matrix continued




                         Taxable             Tax-Exempt            Custodial    Unrated         Investment
Fund                    Municipals           Municipals            Receipts  Securities/8/      Companies
---------------------------------------------------------------------------------------------------------------
Prime Obligations          ./6/                                        .           .                .
                                                                                           Up to 10% of total
                                                                                           assets in other
                                                                                           investment companies
---------------------------------------------------------------------------------------------------------------
Money Market               ./6/                                        .           .                .
                                                                                           Up to 10% of total
                                                                                           assets in other
                                                                                           investment companies
---------------------------------------------------------------------------------------------------------------
Government                                                                                          .
                                                                                           Up to 10% of total
                                                                                           assets in other
                                                                                           investment companies
---------------------------------------------------------------------------------------------------------------
Tax-Exempt Diversified                            .                    .           .                .
                                   At least 80% of net assets                              Up to 10% of total
                                   in tax-exempt municipal                                 assets in other
                                   obligations (except in                                  investment companies
                                   extraordinary circumstances)/7/

---------------------------------------------------------------------------------------------------------------
Tax-Exempt California                             .                    .           .                .
                                   At least 80% of net assets                              Up to 10% of total
                                   in tax-exempt municipal                                 assets in other
                                   obligations and at least 65%                            investment companies
                                   of total assets in California
                                   instruments (except in
                                   extraordinary circumstances)/7/
---------------------------------------------------------------------------------------------------------------
Tax-Exempt New York                               .                    .          .                 .
                                   At least 80% of net assets                              Up to 10% of total
                                   in tax-exempt municipal                                 assets in other
                                   obligations and at least 65%                            investment companies
                                   of total assets in New York
                                   instruments (except in
                                   extraordinary circumstances)/7/
---------------------------------------------------------------------------------------------------------------

 Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.

 6 Will only make such investments when yields on such securities are attractive compared to other taxable investments.

 7 Ordinarily expect that 100% of a Fund's portfolio securities will be invested in municipal obligations, but the Funds may, for temporary defensive purposes, hold cash or invest in short-term taxable securities.

 8 To the extent permitted by Rule 2a-7, securities without short-term ratings may be purchased if they are deemed to be of comparable quality to First Tier Securities, or to the extent that a Fund may purchase Second Tier Securities, comparable in quality to Second Tier Securities. In addition, a Fund holding a security supported by a guarantee or demand feature may rely on the credit quality of the guarantee or demand feature in determining the credit quality of the investment.

 9 If such policy should change, private activity bonds subject to AMT would not exceed 20% of a Fund's net assets under normal market conditions.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES




     Private                                Summary of
     Activity          Credit              Taxation for
      Bonds          Quality/8/          Distributions/13/                      Miscellaneous
------------------------------------------------------------------------------------------------------------
        .          First Tier/11/  Taxable federal and state/14/ Reverse repurchase agreements not permitted
------------------------------------------------------------------------------------------------------------
        .          First Tier/11/  Taxable federal and state/14/ May invest in obligations of the
                                                                 International Bank for Reconstruction
                                                                 and Development. Reverse repurchase
                                                                 agreements not permitted
------------------------------------------------------------------------------------------------------------
                   First Tier/11/  Taxable federal and state/14/ Reverse repurchase agreements not permitted
------------------------------------------------------------------------------------------------------------
        .
 (Does not         First/11/ or    Tax-exempt federal and        May (but does not currently intend to)
 intend to         Second Tier/12/ taxable state/15/             invest up to 20% in securities
 invest)/9/,/10/                                                 subject to AMT and may temporarily
                                                                 invest in the taxable money market
                                                                 instruments described herein. Reverse
                                                                 repurchase agreements not permitted
------------------------------------------------------------------------------------------------------------
        .
 (Does not         First/11/ or    Tax-exempt federal            May (but does not currently intend to)
 intend to         Second Tier/12/ and California State          invest up to 20% in AMT securities and
 invest)/9/,/10/                                                 may temporarily invest in the taxable money
                                                                 market instruments described herein.
                                                                 Reverse repurchase agreements not
                                                                 permitted
------------------------------------------------------------------------------------------------------------
        .
 (not more than    First/11/ or    Tax-exempt federal,           May invest up to 20% in AMT securities
 20% of net        Second Tier/12/ New York State and            and may temporarily invest in the taxable
 assets)/10/                       New York City                 money market instruments described herein.
                                                                 Reverse repurchase agreements not
                                                                 permitted

------------------------------------------------------------------------------------------------------------

 10 No more than 25% of the value of a Fund's total assets may be invested in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry.

 11 First Tier Securities are (a) rated in the highest short-term rating category by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings. U.S. Government Securities are considered First Tier Securities.

 12 Second Tier Securities are (a) rated in the top two short-term rating categories by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings.

 13 See "Taxation" for an explanation of the tax consequences summarized in the table above.

 14 Taxable in many states except for distributions from U.S. Treasury
    Obligation interest income and certain U.S. Government Securities interest income.

 15 Taxable except for distributions from interest on obligations of an investor's state of residence in certain states.

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete invest-ment program. There can be no assurance that a Fund will achieve its investment objective.


                                                                              Tax-
  .Applicable          Prime      Money              Tax-Exempt  Tax-Exempt  Exempt
  -- Not            Obligations  Market   Government Diversified California New York
  Applicable         Portfolio  Portfolio Portfolio   Portfolio  Portfolio  Portfolio
-------------------------------------------------------------------------------------
  NAV                    .          .         .           .          .          .
-------------------------------------------------------------------------------------
  Interest Rate          .          .         .           .          .          .
-------------------------------------------------------------------------------------
  Credit/Default         .          .         .           .          .          .
-------------------------------------------------------------------------------------
  Liquidity              .          .         .           .          .          .
-------------------------------------------------------------------------------------
  U.S. Government
  Securities             .          .         .          --          --        --
-------------------------------------------------------------------------------------
  Concentration         --         --         --          .          .          .
-------------------------------------------------------------------------------------
  Foreign               --          .         --         --          --        --
-------------------------------------------------------------------------------------
  Banking Industry      --          .         --         --          --        --
-------------------------------------------------------------------------------------
  Tax                   --         --         --          .          .          .
-------------------------------------------------------------------------------------

Risks that apply to all Funds:

 .NAV Risk--The risk that a Fund will not be able to maintain a NAV per share of $1.00 at all times.
 .Interest Rate Risk--The risk that during periods of rising interest rates, a Fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Fund's yield will tend to be higher.
 .Credit/Default Risk--The risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agree-ment, may default on its payment obligations. In addition, with respect to the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfo-lios, risk of loss from payment default may also exist where municipal instru-ments are backed by foreign letters of credit or guarantees.

                                                    PRINCIPAL RISKS OF THE FUNDS

 .Liquidity Risk--The risk that a Fund will be unable to pay redemption proceeds within the time period stated in this Prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.

Risk that applies to the Prime Obligations, Money Market and Government
Portfolios:

 .U.S. Government Securities Risk--The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Risks that apply to the Money Market Portfolio:

 .Foreign Risk--The risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries, less publicly available financial and other information, less stringent foreign securities regulations and accounting and disclosure standards, or other factors. The Money Market Portfolio may not invest more than 25% of its total assets in the securities of any one foreign government.
 .Banking Industry Risk--The risk that if the Fund invests more than 25% of its total assets in bank obligations, an adverse development in the banking indus-try may affect the value of the Fund's investments more than if the Fund's investments were not invested to such a degree in the banking industry. Nor-mally, the Money Market Portfolio intends to invest more than 25% of its total assets in bank obligations. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles.

Risks that apply to the Tax-Exempt Funds:

 .Concentration Risk--The risk that if a Fund invests more than 25% of its total assets in issuers within the same state, industry or economic sector, an adverse economic, business or political development may affect the value of the Fund's investments more than if its investments were not so concentrated. The Tax-Exempt California and Tax-Exempt New York Portfolios intend to invest at least 65% of their total assets in California municipal obligations and New York municipal obligations, respectively. These two Funds are classified as "non-diversified" for regulatory purposes.
 .Tax Risk--The risk that future legislative or administrative changes or court decisions may materially affect the ability of a Fund to pay federal tax-exempt divi-dends (in the case of each of these Funds) and state tax-exempt dividends (in the case of the Tax-Exempt California and Tax-Exempt New York Portfolios). These Funds would not be a suitable investment for IRAs, other tax-exempt or tax deferred accounts or for other investors who are not sensitive to the fed-eral, state or local tax consequences of these investments.

More information about the Funds' portfolio securities and investment tech-niques, and their associated risks, is provided in Appendix A. You should con-sider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Fund Performance

 HOW THE FUNDS HAVE PERFORMED

 The bar chart and table below provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund's ILA Cash Management Shares from year to year; and (b) the average annual returns of a Fund's ILA Cash Management Shares. Investors should be aware that the fluctuation of interest rates is one primary factor in performance volatility. The bar chart and table assume reinvestment of dividends and distributions. A Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund's performance would have been reduced. You may obtain a Fund's current yield by calling 1-800-621-2550.

Prime Obligations Portfolio

 TOTAL RETURN
                                                              CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter

 Q4 '99  1.15%

 Worst Quarter

 Q2 '99  0.99%


                                                                       [GRAPH]
                                                                   1999    4.30%
 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1999     1 Year Since Inception
 ------------------------------------------------------------------
  Cash Management Shares (Inception 5/1/98)  4.30%       4.47%
 ------------------------------------------------------------------

                                                                FUND PERFORMANCE

Money Market Portfolio

 TOTAL RETURN
                                                              CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter

 Q4 '99  1.17%

 Worst Quarter

 Q2 '99  1.00%


                                                                       [GRAPH]
                                                                   1999    4.32%
 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1999     1 Year Since Inception
 ------------------------------------------------------------------
  Cash Management Shares (Inception 5/1/98)  4.32%       4.48%
 ------------------------------------------------------------------

Government Portfolio

 TOTAL RETURN
                                                              CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter

 Q4 '99  1.13%

 Worst Quarter

 Q2 '99  0.96%


                                                                       [GRAPH]
                                                                   1999    4.18%
 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1999     1 Year Since Inception
 ------------------------------------------------------------------
  Cash Management Shares (Inception 5/1/98)  4.18%       4.35%
 ------------------------------------------------------------------

                                                                FUND PERFORMANCE

Tax-Exempt Diversified Portfolio

 TOTAL RETURN
                                                              CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter

 Q4 '99  0.66%

 Worst Quarter

 Q1 '99  0.49%

                                                                       [GRAPH]

                                                                   1999    2.30%
 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1999     1 Year Since Inception
 ------------------------------------------------------------------
  Cash Management Shares (Inception 5/1/98)  2.30%       2.43%
 ------------------------------------------------------------------

Tax-Exempt California Portfolio

 TOTAL RETURN
                                                              CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter

 Q4 '99  0.58%

 Worst Quarter

 Q1 '99  0.43%

                                                                       [GRAPH]
                                                                   1999    2.02%
 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1999     1 Year Since Inception
 ------------------------------------------------------------------
  Cash Management Shares (Inception 5/1/98)  2.02%       2.12%
 ------------------------------------------------------------------

                                                                FUND PERFORMANCE

Tax-Exempt New York Portfolio

 TOTAL RETURN
                                                              CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter

 Q4 '99  0.64%

 Worst Quarter

 Q1 '99  0.44%

                                                                       [GRAPH]
                                                                   1999    2.17%
 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1999     1 Year Since Inception
 ------------------------------------------------------------------
  Cash Management Shares (Inception 5/1/98)   2.17%      2.29%
 ------------------------------------------------------------------

Fund Fees and Expenses (Cash Management Shares)

This table describes the fees and expenses that you would pay if you buy and hold ILA Cash Management Shares of a Fund.

                                               Prime      Money
                                            Obligations   Market   Government
                                            Portfolio   Portfolio  Portfolio
-----------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on
 Purchases                                     None        None       None
Maximum Deferred Sales Charge (Load)           None        None       None
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                          None        None       None
Redemption Fees                                None        None       None
Exchange Fees                                  None        None       None
Annual Fund Operating Expenses
(expenses that are deducted from Fund
 assets):/1/
Management Fees                                0.35%      0.35%      0.35%
Distribution and Service (12b-1) Fees/2/       0.07%      0.07%      0.07%
Service Fees/3/                                0.50%      0.50%      0.50%
Other Expenses/4/                              0.08%      0.06%      0.10%
-----------------------------------------------------------------------------
Total Fund Operating Expenses/5/               1.00%      0.98%      1.02%
-----------------------------------------------------------------------------

                                               Tax-        Tax-       Tax-
                                              Exempt      Exempt     Exempt
                                            Diversified California  New York
                                            Portfolio   Portfolio  Portfolio
----------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on
 Purchases                                     None        None       None
Maximum Deferred Sales Charge (Load)           None        None       None
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                          None        None       None
Redemption Fees                                None        None       None
Exchange Fees                                  None        None       None
Annual Fund Operating Expenses
(expenses that are deducted from Fund
 assets):/1/
Management Fees                                0.35%      0.35%      0.35%
Distribution and Service (12b-1) Fees/2/       0.07%      0.07%      0.07%
Service Fees/3/                                0.50%      0.50%      0.50%
Other Expenses/4/                              0.07%      0.07%      0.19%
----------------------------------------------------------------------------
Total Fund Operating Expenses/5/               0.99%      0.99%      1.11%
----------------------------------------------------------------------------

                                                          FUND FEES AND EXPENSES


/1/The Funds' annual operating expenses are based on actual expenses.

/2/Goldman Sachs has voluntarily agreed to limit a portion of the distribution and service fees attributable to Cash Management Shares of each Fund equal to 0.07%. The waiver may be terminated at any time at the option of Goldman Sachs. If this occurs, the distribution and service fees attributable to Cash Manage-ment Shares of each Fund will increase to 0.50% of each Fund's average daily net assets.
/3/Service Organizations may charge other fees directly to their customers who are the beneficial owners of Cash Management Shares in connection with their customers' accounts. Such fees may affect the return such customers realize with respect to their investments.
/4/"Other Expenses" include transfer agency fees equal to 0.04% of the average daily net assets of each Fund's Cash Management Shares plus all other ordinary expenses not detailed above.

/5/The Investment Adviser has voluntarily agreed to reduce or limit "Total Fund Operating Expenses" of each Fund (excluding taxes, interest, brokerage fees, litigation, indemnification, distribution fees, service fees and other extraordinary expenses) to 0.43% of each Fund's average daily net assets. As a result of the current waivers and expense limitations, "Other Expenses" and "Total Fund Operating Expenses" of the Government Portfolio and Tax-Exempt New York Portfolio which are actually incurred are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser with the approval of the Trustees. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                                   Tax-Exempt
                                                        Government  New York
                                                        Portfolio  Portfolio
 ----------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):
  Management Fees                                         0.35%      0.35%
  Distribution and Service (12b-1) Fees                   0.07%      0.07%
  Service Fees                                            0.50%      0.50%
  Other Expenses                                          0.08%      0.08%
 ----------------------------------------------------------------------------
  Total Fund Operating Expenses (after current waivers
   and expense limitations)                               1.00%      1.00%
 ----------------------------------------------------------------------------

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Cash Man-agement Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


Fund                    1 Year 3 Years 5 Years 10 Years
-------------------------------------------------------
Prime Obligations        $146   $452    $782    $1,713
-------------------------------------------------------
Money Market             $144   $446    $771    $1,691
-------------------------------------------------------
Government               $148   $459    $792    $1,735
-------------------------------------------------------
Tax-Exempt Diversified   $145   $449    $776    $1,702
-------------------------------------------------------
Tax-Exempt California    $145   $449    $776    $1,702
-------------------------------------------------------
Tax-Exempt New York      $147   $456    $787    $1,724
-------------------------------------------------------

Service Organizations that invest in Cash Management Shares on behalf of their customers may charge other fees directly to their customer accounts in connec-tion with their investments. You should contact your Service Organization for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investment.

Certain Service Organizations that invest in Cash Management Shares may receive other compensation in connection with the sale and distribution of Cash Manage-ment Shares or for services to their customers' accounts and/or the Funds. For additional information regarding such compensation, see "Shareholder Guide" in the Prospectus and "Other Information" in the Additional Statement.

Service Providers

 INVESTMENT ADVISER

 As of September 1, 1999, the Investment Management Division ("IMD") was established as a new operating division of Goldman Sachs. This newly created entity includes GSAM. GSAM, 32 Old Slip, New York, New York 10005, acts as Investment Adviser to the Funds. Goldman Sachs registered as an investment adviser in 1981. The Goldman Sachs Group, L.P., which controlled the Invest-ment Adviser, merged into The Goldman Sachs Group, Inc. as a result of an initial public offering. As of December 31, 1999, GSAM, along with other units of IMD, had assets under management of $258.5 billion.

 The Investment Adviser provides day-to-day advice regarding the Funds' port-folio transactions. The Investment Adviser also performs the following serv-ices for the Funds:
 .Continually manages each Fund, including the purchase, retention and dispo-
  sition of securities and other assets
 .Administers each Fund's business affairs
 .Performs various recordholder servicing functions (to the extent not pro-vided by other organizations)

 Pursuant to an SEC order, each Taxable Fund may enter into principal trans-actions in certain taxable money market instruments, including repurchase agreements, with Goldman Sachs.

 MANAGEMENT FEES

 As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Portfolio's average daily net assets):

                                           Actual Rate For the
                                           Fiscal Year Ended
  Fund                    Contractual Rate December 31, 1999
 -------------------------------------------------------------
  Prime Obligations             0.35%             0.35%
 -------------------------------------------------------------
  Money Market                  0.35%             0.35%
 -------------------------------------------------------------
  Government                    0.35%             0.35%
 -------------------------------------------------------------
  Tax-Exempt Diversified        0.35%             0.35%
 -------------------------------------------------------------
  Tax-Exempt California         0.35%             0.35%
 -------------------------------------------------------------
  Tax-Exempt New York           0.35%             0.35%
 -------------------------------------------------------------

 The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future of its discretion.

 DISTRIBUTOR AND TRANSFER AGENT


 Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Funds' transfer agent (the "Transfer Agent") and, as such, performs various shareholder servicing functions.

 From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

 YEAR 2000

 Goldman Sachs spent a total of approximately $185 million over the past sev-eral years to address the potential hardware, software and other computer and technology issues and related concerns associated with the transition to Year 2000 and to confirm that its service providers did the same. As a result of those efforts, Goldman Sachs has not experienced any material dis-ruptions in its operations in connection with, or following, the transition to the Year 2000.

Dividends

All or substantially all of each Fund's net investment income will be declared as a dividend daily. Dividends will normally, but not always, be declared as of 4:00 p.m. New York time as a dividend and distributed monthly. You may choose to have dividends paid in:
 .Cash
 .Additional shares of the same class of the same Fund

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the applicable Fund.

Dividends will be reinvested as of the last calendar day of each month. Cash distributions normally will be paid on or about the first business day of each month. Net short-term capital gains, if any, will be distributed in accordance with federal income tax requirements and may be reflected in a Fund's daily distributions.

Each Fund may distribute at least annually other realized capital gains, if any, after reduction by available capital losses. In order to avoid excessive fluctuations in the amount of monthly capital gains distributions, a portion of any net capital gains realized on the disposition of securities during the months of November and December may be distributed during the subsequent calen-dar year. Although realized gains and losses on the assets of a Fund are reflected in the NAV of the Fund, they are not expected to be of an amount which would affect the Fund's NAV of $1.00 per share.

Shareholder Guide

 The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds' Cash Manage-ment Shares.

 HOW TO BUY SHARES


 How Can I Purchase Cash Management Shares Of The Funds?
 Generally, Cash Management Shares may be purchased only through institutions that have agreed to provide account administration and personal and account maintenance services to their customers who are the beneficial owners of Cash Management Shares. These institutions are called "Service Organiza-tions." Customers of a Service Organization will normally give their pur-chase instructions to the Service Organization, and the Service Organization will, in turn, place purchase orders with Goldman Sachs. Service Organiza-tions will set times by which purchase orders and payments must be received by them from their customers. Generally, Cash Management Shares may be pur-chased from the Funds on any business day at their NAV next determined after receipt of an order by Goldman Sachs from a Service Organization. Shares begin earning dividends after the Fund's receipt of the purchase amount in federal funds. No sales load is charged.

 Service Organizations are responsible for transmitting purchase orders and payments to Goldman Sachs in a timely fashion. Service Organizations should place a purchase order in writing or by telephone.

 --------------------------------------------------------
  By Writing:      Goldman Sachs Funds
                   4900 Sears Tower - 60th Floor
                   Chicago, IL 60606-6372
 --------------------------------------------------------
  By Telephone:    1-800-621-2550
                   (8:00 a.m. to 4:00 p.m. New York time)
 --------------------------------------------------------

 Before or immediately after placing an initial purchase order, a Service Organization should complete and send to Goldman Sachs the Account Applica-tion.

 In certain instances, the Trust may require a signature guarantee in order to effect purchase, redemption or exchange transactions. Signature guaran-tees must be obtained from a bank, brokerage firm or other financial inter-mediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a signa-ture guarantee.

                                                          SHAREHOLDER GUIDE

 Service Organizations may send their payments as follows:
 .Wire federal funds to The Northern Trust Company ("Northern"), as sub-custodian for State Street Bank and Trust Company ("State Street") (each Fund's custodian); or
 .Send a check or Federal Reserve draft payable to Goldman Sachs Funds -
  (Name of Fund and Class of Shares), 4900 Sears Tower-60th Floor, Chicago, IL 60606-6372. The Funds will not accept a check drawn on a foreign bank or a third-party check.

 It is strongly recommended that payment be effected by wiring federal funds to Northern.

 It is expected that Federal Reserve drafts will ordinarily be converted to federal funds on the day of receipt and that checks will be converted to federal funds within two business days after receipt.

 When Do Shares Begin Earning Dividends?
 Dividends begin to accrue as follows:

  If an effective order and
  federal funds are received:      Dividends begin:
 ---------------------------------------------------
  Taxable Funds:
   .By 3:00 p.m. New York time     Same business day
   .After 3:00 p.m. New York time  Next business day
 ---------------------------------------------------
  Tax-Exempt Funds:
   .By 1:00 p.m. New York time     Same business day
   .After 1:00 p.m. New York time  Next business day
 ---------------------------------------------------

 What Do I Need To Know About Service Organizations?
 Service Organizations may provide the following services in connection with their customers' investments in Cash Management Shares:
 .Acting, directly or through an agent, as the sole shareholder of record .Maintaining account records for customers
 .Processing orders to purchase, redeem or exchange shares for customers .Responding to inquiries from prospective and existing shareholders .Assisting customers with investment procedures
 .Developing, maintaining and supporting systems necessary to support accounts for cash management services

 In addition, some (but not all) Service Organizations are authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other interme-diaries to accept such orders, if approved by the Trust. In these cases:
 .A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a business day, and the order will be priced at the Fund's NAV next deter-mined after such acceptance.
 .Service Organizations or intermediaries will be responsible for transmit-ting accepted orders and payments to the Trust within the time period agreed upon by them.

 You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

 Pursuant to a service plan adopted by the Trust's Board of Trustees, Service Organizations are entitled to receive payment for their services from the Trust of up to 0.50% (on an annualized basis) of the average daily net assets of the Cash Management Shares of the Funds, which are attributable to or held in the name of the Service Organization for its customers.

 The Investment Adviser, Distributor and/or their affiliates may pay addi-tional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Service Organizations and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds.

 In addition to Cash Management Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum invest-ment requirements and are entitled to different services than Cash Manage-ment Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

 What Is My Minimum Investment In The Funds?
 The Funds do not have any minimum purchase or account requirements with respect to Cash Management Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Cash Man-agement Shares, and may establish other requirements such as a minimum account balance. A Service Organization may redeem Cash Management Shares held by non-complying accounts, and may impose a charge for any special services.

 What Else Should I Know About Share Purchases?
 The Trust reserves the right to:
 .Modify or waive the minimum investment and minimum account balance require-
  ment.
 .Reject any purchase order for any reason.

                                                          SHAREHOLDER GUIDE


 The Funds may allow Service Organizations to purchase shares with securities instead of cash if consistent with a Fund's investment policies and opera-tions and if approved by the Fund's Investment Adviser.

 How Are Shares Priced?
 The price you pay or receive when you buy, sell or exchange Cash Management Shares is determined by a Fund's NAV. The Funds calculate NAV as follows:

                                                  (Value of Assets of the Class)
        NAV             =                          - (Liabilities of the Class)
                                             Number of Outstanding Shares of the Class

 .NAV per share of each class is calculated by State Street on each business day as of the close of regular trading on the New York Stock Exchange (nor-mally 4:00 p.m. New York time). Fund shares will be priced on any day the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for local holidays.
 .On any business day when the Bond Market Association ("BMA") recommends that the securities markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund's closing time and credit will be given to the next business day.
 .The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as permit-ted by the SEC.

 To help each Fund maintain its $1.00 constant share price, portfolio securi-ties are valued at amortized cost in accordance with SEC regulations. Amor-tized cost will normally approximate market value. There can be no assurance that a Fund will be able to at all times maintain a NAV of $1.00 per share.

 HOW TO SELL SHARES


 How Can I Sell Cash Management Shares Of The Funds?
 Generally, Cash Management Shares may be sold (redeemed) only through Serv-ice Organizations. Customers of a Service Organization will normally give their redemption instructions to the Service Organization, and the Service Organization will, in turn, place redemption orders with the Funds. General-ly, each Fund will redeem its Cash Management Shares upon request on any business day at their NAV next determined after receipt of such request in proper form.
 A Service Organization may request redemptions in writing or by telephone if the optional telephone redemption privilege is elected on the Account Appli-cation.

 ----------------------------------------------------------------------
  By Writing:              Goldman Sachs Funds
                           4900 Sears Tower - 60th Floor
                           Chicago, IL 60606-6372
 ----------------------------------------------------------------------
  By Telephone:            If you have elected the telephone redemption
                           privilege on your Account Application:
                           .1-800-621-2550
                            (8:00 a.m. to 4:00 p.m. New York time)
 ----------------------------------------------------------------------

 Certain Service Organizations are authorized to accept redemption requests on behalf of the Funds as described under "What Do I Need To Know About Service Organizations?" A redemption may also be made with respect to cer-tain Funds by means of the check redemption privilege.

 What Do I Need To Know About Telephone Redemption Requests?

 The Trust, the Distributor, and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized tel-ephone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:
 .All telephone requests are recorded.
 .Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
 .The telephone redemption option may be modified or terminated at any time.

 Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

                                                          SHAREHOLDER GUIDE


 When Will Redemption Proceeds Be Wired?
 Redemption proceeds will normally be wired to the bank account designated on a Service Organization's Account Application as follows:

  Redemption Request Received        Redemption Proceeds          Dividends
 -------------------------------------------------------------------------------
  Taxable Funds:
 -------------------------------------------------------------------------------
   .By 3:00 p.m. New York time     Wired same business day   Not earned on day
                                                             request is received
 -------------------------------------------------------------------------------
   .After 3:00 p.m. New York time  Wired next business day   Earned on day
                                                             request is received
 -------------------------------------------------------------------------------
  Tax-Exempt Funds:
 -------------------------------------------------------------------------------
   .By 12:00 p.m. New York time    Wired same business day   Not earned on day
                                                             request is received
 -------------------------------------------------------------------------------
   .After 12:00 p.m. New York time Wired next business day   Earned on day
                                                             request is received
 -------------------------------------------------------------------------------

 .Although redemption proceeds will normally be wired as described above, each Fund reserves the right to pay redemption proceeds up to three busi-ness days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.

 .Neither the Trust, Goldman Sachs nor any other institution assumes any responsibility for the performance of intermediaries or your Service Organ-ization in the transfer process. If a problem with such performance arises, you should deal directly with such intermediaries or Service Organizations.

 What Should I Know About The Check Redemption Privilege?
 A Service Organization may elect to have a special account with State Street for the purpose of redeeming Cash Management Shares from its account by check. The following general policies govern the check redemption privilege:
 .The Service Organization will be provided with a supply of checks when
  State Street receives a completed signature card and authorization form. Checks drawn on the account may be payable to the order of any person in any amount over $500, but cannot be certified.
 .The payee of the check may cash or deposit it just like any other check drawn on a bank.

 .When the check is presented to State Street for payment, a sufficient num-ber of full or fractional Cash Management Shares will be redeemed to cover the amount of the check.
 .Canceled checks will be returned to the Service Organization by State
  Street.
 .The check redemption privilege allows a Service Organization to receive the dividends declared on the Cash Management Shares that are to be redeemed until the check is actually processed. Because of this feature, accounts may not be completely liquidated by check.
 .If the amount of the check is greater than the value of the Cash Management
  Shares held in the Service Organization's account, the check will be returned unpaid. In this case, the Service Organization may be subject to extra charges.
 .The Trust reserves the right to limit the availability of, modify or termi-nate the check redemption privilege at any time with respect to any or all Service Organizations.

 What Else Do I Need To Know About Redemptions?
 The following generally applies to redemption requests:
 .Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
 .Service Organizations are responsible for the timely transmittal of redemp-tion requests by their customers to the Transfer Agent. In order to facili-tate the timely transmittal of redemption requests, Service Organizations may set times by which they must receive redemption requests. Service Orga-nizations may also require additional documentation from you.

 The Trust reserves the right to:

 .Redeem the Cash Management Shares of any Service Organization whose account balance falls below the minimum as a result of a redemption. The Fund will give 60 days' prior written notice to allow a Service Organization to pur-chase sufficient additional shares of the Fund in order to avoid such redemption. Different rules may apply to investors who have established brokerage accounts with Goldman Sachs in accordance with the terms and con-ditions of their account agreements.
 .Redeem your Cash Management Shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.

 .Pay redemptions by a distribution in-kind of securities (instead of cash).
  If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

 .Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to the Fund as undeliverable or remain uncashed for six months. In addition, that distribution and all future distributions payable to you will be reinvested at

                                                          SHAREHOLDER GUIDE

  NAV in additional Fund shares. No interest will accrue on amounts repre-sented by uncashed distribution or redemption checks.

 Can I Exchange My Investment From One Fund To Another?
 A Service Organization may exchange Cash Management Shares of a Fund at NAV for shares of the corresponding class of any other Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days' written notice.


  Instructions For
  Exchanging Shares:
 -------------------------------------------------------------------
  By Writing:          .Write a letter of instruction that includes:
                       .The recordholder name(s) and signature(s)
                       .The account number
                       .The Fund names and Class of Shares
                       .The dollar amount to be exchanged
                       .Mail the request to:
                        Goldman Sachs Funds
                        4900 Sears Tower - 60th Floor
                        Chicago, IL 60606-6372
 -------------------------------------------------------------------
  By Telephone:        If you have elected the telephone exchange
                       privilege on your Account Application:
                       .1-800-621-2550 (8:00 a.m. to 4:00 p.m.
                        New York time)
 -------------------------------------------------------------------

 You should keep in mind the following factors when making or considering an exchange:
 .You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
 .All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund, except that this requirement may be waived at the discretion of the Trust.
 .Telephone exchanges normally will be made only to an identically registered account.
 .Shares may be exchanged among accounts with different names, addresses, and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
 .Exchanges are available only in states where exchanges may be legally made. .It may be difficult to make telephone exchanges in times of drastic eco-
  nomic or market conditions.
 .Goldman Sachs may use reasonable procedures described under "What Do I Need
  To Know About Telephone Redemption Requests?" in an effort to prevent unau-thorized or fraudulent telephone exchange requests.

 For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should con-sult your tax adviser concerning the tax consequences of an exchange.

 What Types Of Reports Will I Be Sent Regarding Investments In Cash Management Shares?

 Service Organizations will receive from the Funds annual reports containing audited financial statements and semi-annual reports. Upon request, Service Organizations will also be provided with a printed confirmation for each transaction. Any dividends and distributions paid by the Funds are also reflected in regular statements issued by the Funds to Service Organiza-tions. Service Organizations are responsible for providing these or other reports to their customers who are the beneficial owners of Cash Management Shares in accordance with the rules that apply to their accounts with the Service Organizations.

 What Are The Distribution Fees Paid By Cash Management Shares?

 The Trust has adopted a distribution and service plan (the "Plan") under which Cash Management Shares bear distribution and service fees for the sale and distribution of its shares. Because these fees are paid out of the Funds' assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. If the fees received by Goldman Sachs pursuant to the Plan exceed its expenses, Goldman Sachs may realize a profit from this arrange-ment.

 Under the Plan, Goldman Sachs is entitled to a monthly fee from each Fund for distribution services equal, on an annual basis, to 0.50% of a Fund's average daily net assets attributed to Cash Management Shares. Currently, Goldman Sachs has voluntarily agreed to limit the amount of such fees to 0.07% of a Fund's average daily net assets attributed to Cash Management Shares. As of the date of this Prospectus, Goldman Sachs has no intention of modifying or discontinuing such limitation, but may do so in the future at its discretion.

 The distribution fees are subject to the requirements of Rule 12b-1 under the Act, and may be used (among other things) for:
 .Compensation paid to and expenses incurred by Service Organizations, Goldman Sachs and their respective officers, employees and sales representatives;
 .Commissions paid to Service Organizations;
 .Allocable overhead;
 .Telephone and travel expenses;

                                                          SHAREHOLDER GUIDE

 .Interest and other costs associated with the financing of such compensation and expenses;
 .Printing of prospectuses for prospective shareholders;
 .Preparation and distribution of sales literature or advertising of any type; and
 .All other expenses incurred in connection with activities primarily intended to result in the sale of Cash Management Shares.

Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should con-sult your tax adviser about the federal, state, local or foreign tax conse-quences of your investment in the Funds.

Unless your investment is an IRA or other tax-advantaged accounts, you should consider the possible tax consequences of Fund distributions.

Taxes on Distributions: Except for the Tax-Exempt Funds, distributions of investment income are taxable as ordinary income for federal tax purposes, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. To the extent that Fund distributions are attributable to interest on federal obliga-tions or interest on obligations of your state of residence or its municipali-ties or authorities, they will in most cases be exempt from state and local income taxes. Distributions from the Tax-Exempt Funds that are designated as "exempt interest dividends" are generally not subject to federal income tax. Distributions of short-term capital gains are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capi-tal gains, no matter how long you have owned your Fund shares.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. The Funds will inform shareholders of the character and tax status of all distributions promptly after the close of each calendar year.

You should note that a portion of the exempt-interest dividends paid by the Tax-Exempt Funds may be a preference item when determining your federal alter-native minimum tax liability. Exempt-interest dividends are also taken into account in determining the taxable portion of social security or railroad retirement benefits. Any interest on indebtedness incurred by you to purchase or carry shares in the Tax-Exempt Funds generally will not be deductible for federal income tax purposes.

Other Information: When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Fund must withhold 31% of your taxable distributions and any redemption pro-ceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so. Non-U.S. investors may be subject to U.S. withholding and estate tax.

Appendix A
Additional Information on Portfolio Risks, Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental policies and investment restrictions that cannot be changed without shareholder approval. You should note, however, that all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objective, you should consider whether that Fund remains an appropriate invest-ment in light of your then current financial position and needs.

U.S. Treasury Obligations and U.S. Government Securities. U.S. Treasury Obliga-tions include securities issued or guaranteed by the U.S. Treasury ("U.S. Trea-sury Obligations"). Payment of principal and interest on these obligations is backed by the full faith and credit of the U.S. government. U.S. Treasury Obli-gations include, among other things, the separately traded principal and inter-est components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS").

U.S. Government Securities are obligations issued or guaranteed by U.S. govern-ment agencies, authorities, instrumentalities or sponsored enterprises ("U.S. Government Securities"). Unlike U.S. Treasury obligations, U.S. Government Securities can be supported by either (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("Ginnie Mae"));
(b) the right of the issuer to borrow from the U.S. Treasury (such as securi-ties of the Student Loan Marketing Association); (c) the discretionary author-ity of the U.S. government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")); or (d) only the credit of the issu-er.

U.S. Government Securities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed.

Certain of these participations may be regarded as illiquid. U.S. Government Securities also include zero coupon bonds.

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authori-ties, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Bank Obligations. Bank obligations include certificates of deposit, commercial paper, unsecured bank promissory notes, bankers' acceptances, time deposits and other debt obligations. Certain Funds may invest in obligations issued or backed by U.S. banks when a bank has more than $1 billion in total assets at the time of purchase or is a branch or subsidiary of such a bank, U.S. dollar-denominated obligations issued or guaranteed by foreign banks that have more than $1 billion in total assets at the time of purchase, U.S. branches of such foreign banks (Yankee obligations), foreign branches of such foreign banks and foreign branches of U.S. banks having more than $1 billion in total assets at the time of purchase. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obli-gation or by government regulation.

If a Fund invests more than 25% of its total assets in bank obligations (whether foreign or domestic), it may be especially affected by favorable and adverse developments in or related to the banking industry. The activities of U.S. and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of opera-tions and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate mar-kets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

Commercial Paper. A Fund may invest in commercial paper, including variable amount master demand notes and asset-backed commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. The commercial paper purchased by a Fund consists of direct U.S. dollar-denomi-nated obligations of domestic or, in the case of a certain Funds, foreign issuers.

                                                                 APPENDIX A

Short-Term Obligations. A Fund may invest in other short-term obligations, including short-term funding agreements payable in U.S. dollars and issued or guaranteed by U.S. corporations, foreign corporations or other entities. A funding agreement is a contract between an issuer and a purchaser that obli-gates the issuer to pay a guaranteed rate of interest on a principal sum depos-ited by the purchaser. Funding agreements will also guarantee a stream of pay-ments over time. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaran-teed for a set time period. Because there is normally no secondary market for these investments, funding agreements purchased by a Fund may be regarded as illiquid.

Repurchase Agreements. Each Fund may enter into repurchase agreements with pri-mary dealers in U.S. Government Securities and banks affiliated with primary dealers. Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price.

If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer addi-tional losses if a court determines that the Fund's interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Distribu-tions of the income from repurchase agreements will be taxable to a Fund's shareholders. In addition, each Fund, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Asset-Backed and Receivables-Backed Securities. Certain Funds may invest in asset-backed and receivables-backed securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed and receivables-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declin-ing interest rates, prepayment of loans underlying asset-backed and receiv-ables-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. In addition, securities that are backed by credit card, automobile and similar types of receivables gener-ally do not have the benefit of a security interest in collateral that is com-parable in quality to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Foreign Government Obligations and Related Foreign Risks. Certain Funds may invest in foreign government obligations. Foreign government obligations are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs.

Investments by a Fund in foreign securities, whether issued by a foreign gov-ernment, bank, corporation or other issuer, may present a greater degree of risk than investments in securities of domestic issuers because of less public-ly-available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

Municipal Obligations. Certain Funds may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia. Municipal obligations in which a Fund may invest consist of fixed rate notes and similar debt instruments; variable and floating rate demand instruments; tax-exempt commercial paper; municipal bonds; and unrated notes, paper, bonds or other instruments.

Municipal Notes and Bonds. Municipal notes include tax anticipation notes ("TANs"), revenue anticipation notes ("RANs"), bond anticipation notes ("BANs"), tax and revenue anticipation notes ("TRANs") and construction loan notes. Municipal bonds include general obligation bonds and revenue bonds. Gen-eral obligation bonds are backed by the taxing power of the issuing municipal-ity and are considered the safest type of municipal obligation. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. Revenue bonds also include lease rental revenue bonds which are issued by a state or local authority for capital projects and are secured by annual lease payments from the state or locality sufficient to cover debt serv-ice on the authority's obligations. Industrial development bonds ("private activity bonds") are a specific type of revenue bond backed by the credit and security of a private user and, therefore, have more potential risk.

                                                                 APPENDIX A

Municipal bonds may be issued in a variety of forms, including commercial paper, tender option bonds and variable and floating rate securities.

Tender Option Bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept ten-dered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund's average portfolio maturity. There is a risk that a Fund will not be con-sidered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, a payment default or a disqualification from tax-exempt status.

Revenue Anticipation Warrants. Revenue Anticipation Warrants ("RAWs") are issued in anticipation of the issuer's receipt of revenues and present the risk that such revenues will be insufficient to satisfy the issuer's payment obliga-tions. The entire amount of principal and interest on RAWs is due at maturity. RAWs, including those with a maturity of more than 397 days, may also be repackaged as instruments which include a demand feature that permits the holder to sell the RAWs to a bank or other financial institution at a purchase price equal to par plus accrued interest on each interest rate reset date.

Industrial Development Bonds. Certain Funds may invest in industrial develop-ment bonds (private activity bonds). Industrial development bonds are a spe-cific type of revenue bond backed by the credit and security of a private user, the interest from which would be an item of tax preference when distributed by a Fund as "exempt-interest dividends" to shareholders under the AMT.

Other Municipal Obligation Policies. Certain Funds may invest 25% or more of the value of their respective total assets in municipal obligations which are related in such a way that an economic, business or political development or change affecting one municipal obligation would also affect the other municipal obligation. For example, a Fund may invest all of its assets in (a) municipal obligations the interest of which is paid solely from revenues from similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, com-mercial facilities (including hotels), steel companies or life care facilities;
(b) municipal obligations whose issuers are in the same state; or (c) indus-trial development obligations. Concentration of a Fund's investments in these municipal obligations will subject the Fund, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration.

Municipal obligations may be backed by letters of credit or other forms of credit enhancement issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States or by other financial insti-tutions. The credit quality of these banks and financial institutions could, therefore, cause a loss to a Fund that invests in municipal obligations. Let-ters of credit and other obligations of foreign banks and financial institu-tions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regu-lation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks. In addition, the Funds may acquire securities in the form of custodial receipts which evidence ownership of future interest pay-ments, principal payments or both on obligations of certain state and local governments and authorities.

In order to enhance the liquidity, stability or quality of a municipal obliga-tion, a Fund may acquire the right to sell the obligation to another party at a guaranteed price and date.

Custodial Receipts. Certain Funds may also acquire U.S. Government Securities in the form of custodial receipts. Custodial receipts evidence ownership of future interest payments, principal payments or both on notes or bonds issued or guaranteed as to principal or interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities. For certain securi-ties law purposes, custodial receipts are not considered obligations of the U.S. government.

Other Investment Companies. A Fund may invest in securities of other investment companies subject to statutory limitations prescribed by the Act. These limita-tions include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear

                                                                 APPENDIX A

its proportionate share of any management fees and other expenses paid by such other investment companies. Such other investment companies will have invest-ment objectives, policies and restrictions substantially similar to those of the acquiring Fund and will be subject to substantially the same risks.

Floating and Variable Rate Obligations. The Funds may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. Subject to the conditions for using amortized cost valuation under the Act, a Fund may consider the maturity of a variable or floating rate obli-gation to be shorter than its ultimate stated maturity if the obligation is a U.S. Treasury Obligation or U.S. Government Security, if the obligation has a remaining maturity of 397 calendar days or less, or if the obligation has a demand feature that permits the Fund to receive payment at any time or at spec-ified intervals not exceeding 397 calendar days. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable, both of which may be issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States. A Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

When-Issued Securities and Forward Commitments. The Funds may purchase when-issued securities and enter into forward commitments. When-issued securities are securities that have been authorized, but not yet issued. When-issued secu-rities are purchased in order to secure what is considered to be an advanta-geous price and yield to a Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell secu-rities for a fixed price at a future date beyond the customary settlement peri-od.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Illiquid Securities. Each Fund may invest up to 10% of its net assets in illiq-uid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:
 .Both domestic and foreign securities that are not readily marketable
 .Certain municipal leases and participation interests
 .Certain stripped mortgage-backed securities
 .Repurchase agreements and time deposits with a notice or demand period of more than seven days
 .Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called "4(2) commercial paper" or is oth-erwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

Investing in restricted securities may decrease the liquidity of a Fund's port-folio.

Borrowings. Each Fund may borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its net assets. For more information, see the Addi-tional Statement.

Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

Special Risks and Policies Applicable to the Tax-Exempt Funds:

Fundamental Policies. As a matter of fundamental policy, at least 80% of each of the net assets of each of the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios will ordinarily be invested in municipal obligations, the interest from which is, in the opinion of bond counsel, if any, excluded from gross income for federal income tax purposes. In addition, as a matter of fundamental policy, at least 65% of each of the Tax-Exempt Cali-fornia and Tax-Exempt New York Portfolio's total assets will be invested in California and New York municipal obligations, except in extraordinary circum-stances.

For these purposes, California and New York municipal obligations are obliga-tions issued by or on behalf of the State of California or the State of New York, respectively, and their respective political subdivisions, agencies and instrumentalities and the government of Puerto Rico, the U.S. Virgin Islands and Guam, the interest from which is excluded from gross income for federal income tax purposes and is exempt from California State personal income tax or New York State and New York City personal income tax. Each Tax-Exempt Fund may temporarily invest in taxable money market instruments or, in the case of the Tax-Exempt California and New

                                                                 APPENDIX A

York Portfolios, in municipal obligations that are not California or New York municipal obligations, respectively, when acceptable California and New York municipal obligations are not available or when the Investment Adviser believes that the market conditions dictate a defensive posture. Investments in taxable money market instruments will be limited to those meeting the quality standards of each Tax-Exempt Fund. The Tax-Exempt California and Tax-Exempt New York Portfolios' distributions of interest from municipal obligations other than California and New York municipal obligations, respectively, may be subject to California and New York State and New York City personal income taxes.

Risks of Investing in California and New York: The Tax-Exempt California and Tax-Exempt New York Portfolios concentrate their investments in California and New York municipal obligations. Consequently, these Funds are more susceptible to factors adversely affecting issuers of California and New York municipal obligations, and may be riskier than comparable municipal bond funds and money market funds that do not emphasize these issuers to this degree.

The Tax-Exempt California Portfolio's investments can be affected by political and economic developments within the State of California (the "State"), and by the financial condition of the State, its public authorities and political sub-divisions. After suffering a severe recession in the early 1990's which caused the State to experience financial difficulties, California's economy entered a sustained recovery since late 1993. The State's budget has returned to a posi-tive balance and is generating substantial surpluses. California's long-term credit rating has been raised after being reduced during the recession. To respond to its own revenue shortfalls during the recession, the State reduced assistance to its public authorities and political subdivisions. Cutbacks in state aid could further adversely affect the financial condition of cities, counties and education districts which are subject to their own fiscal constraints. California voters in the past have passed amendments to the Cali-fornia Constitution and other measures that limit the taxing and spending authority of California governmental entities, and future voter initiatives could result in adverse consequences affecting California municipal obliga-tions. Also, the ultimate fiscal effect of federally-mandated reform of welfare programs on the State and its local governments is still to be resolved.

These factors, among others (including the outcome of related pending litiga-tion), could reduce the credit standing of certain issuers of California munic-ipal obligations. A more detailed discussion of the risks of investing in Cali-fornia is included in the Additional Statement.

The Tax-Exempt New York Portfolio's investments will be affected by political and economic developments within the State of New York (the "State"), and by the financial conditions of the State, its public authorities and political subdivisions, par-ticularly the City of New York (the "City"). The State and the City face long-term economic problems that could seriously affect their ability and that of other issuers of New York municipal obligations to meet their financial obliga-tions. Certain substantial issuers of New York municipal obligations (including issuers whose obligations may be acquired by the Fund) have, at times, experi-enced serious financial difficulties. Strong demand for New York municipal obligations has also at times had the effect of permitting New York municipal obligations to be issued with yields relatively lower, and after issuance, to trade in the market at prices relatively higher, than comparably rated munici-pal obligations issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by certain issuers of New York municipal obligations could result in defaults or declines in the market values of those issuers' existing obligations and, possibly, in the obligations of other issuers of New York municipal obligations. Although as of April 1, 2000 no issuers were in default with respect to the payment of their New York municipal obligations, the occurrence of any such default could materially affect adversely the market values and marketability of all New York municipal obliga-tions and, consequently, the value of the Fund's holdings. A more detailed dis-cussion of the risks of investing in New York is included in the Additional Statement.

If California, New York, or any of their local governmental entities are unable to meet their financial obligations, the corresponding Fund's income, NAV, ability to preserve or realize appreciation of capital or liquidity could be adversely affected. Also, neither of these Funds is a diversified fund under the Act (except to the extent that diversification is required by Rule 2a-7 or for federal income tax purposes). Because they may invest a larger percentage of their assets in the securities of fewer issuers than do diversified funds, these Funds may be exposed to greater risk in that an adverse change in the condition of one or a small number of issuers would have a greater impact on them.

                      [This page intentionally left blank]

Appendix B
Financial Highlights

 The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects finan-cial results for a single Fund share. The total returns in the table repre-sent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with a Fund's financial statements, is included in the Fund's annual report (available upon request without charge).

 PRIME OBLIGATIONS PORTFOLIO


                                          Net asset
                                          value at     Net     Distributions
                                          beginning investment   to unit/
                                          of period  incomea   shareholders
----------------------------------------------------------------------------
For the Years Ended December 31,
1999 - ILA units                            $1.00     $0.05       $(0.05)
1999 - ILA Administration units              1.00      0.05        (0.05)
1999 - ILA Service units                     1.00      0.04        (0.04)
1999 - ILA B units                           1.00      0.04        (0.04)
1999 - ILA C units                           1.00      0.04        (0.04)
1999 - Cash Management shares                1.00      0.04        (0.04)
----------------------------------------------------------------------------
1998 - ILA units                             1.00      0.05        (0.05)
1998 - ILA Administration units              1.00      0.05        (0.05)
1998 - ILA Service units                     1.00      0.05        (0.05)
1998 - ILA B units                           1.00      0.04        (0.04)
1998 - ILA C units                           1.00      0.04        (0.04)
1998 - Cash Management shares (commenced
 May 1)                                      1.00      0.03        (0.03)
----------------------------------------------------------------------------
1997 - ILA units                             1.00      0.05        (0.05)
1997 - ILA Administration units              1.00      0.05        (0.05)
1997 - ILA Service units                     1.00      0.05        (0.05)
1997 - ILA B units                           1.00      0.04        (0.04)
1997 - ILA C units (commenced August 15)     1.00      0.04        (0.04)
----------------------------------------------------------------------------
1996 - ILA units                             1.00      0.05        (0.05)
1996 - ILA Administration units              1.00      0.05        (0.05)
1996 - ILA Service units                     1.00      0.05        (0.05)
1996 - ILA B units (commenced May 8)         1.00      0.03        (0.03)
----------------------------------------------------------------------------
1995 - ILA units                             1.00      0.06        (0.06)
1995 - ILA Administration units              1.00      0.06        (0.06)
1995 - ILA Service units                     1.00      0.05        (0.05)
----------------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

c Annualized.

                                                                      APPENDIX B





                                                              Ratios assuming no
                                                             waiver of fees and no
                                                              expense limitations
                                                           -------------------------
                         Net                  Ratio of net              Ratio of net
  Net asset           assets at  Ratio of net  investment  Ratio of net  investment
  value at               end     expenses to   income to   expenses to   income to
     end       Total  of period  average net  average net  average net  average net
  of period   returnb (in 000's)    assets       assets       assets       assets
------------------------------------------------------------------------------------
    $1.00      4.90%  $1,095,109     0.43%        4.79%        0.43%        4.79%
     1.00      4.74       40,850     0.58         4.65         0.58         4.65
     1.00      4.48       92,975     0.83         4.33         0.83         4.33
     1.00      3.86       19,444     1.43         3.83         1.43         3.83
     1.00      3.86        7,436     1.43         3.76         1.43         3.76
     1.00      4.30            1     1.00         4.44         1.43         4.01
------------------------------------------------------------------------------------
     1.00      5.32      837,185     0.43         5.19         0.43         5.19
     1.00      5.16       38,836     0.58         5.05         0.58         5.05
     1.00      4.90      119,309     0.83         4.79         0.83         4.79
     1.00      4.27       14,412     1.43         4.07         1.43         4.07
     1.00      4.27        6,814     1.43         4.13         1.43         4.13
     1.00      4.69c           2     0.93c        4.81c        1.43c        4.31c
------------------------------------------------------------------------------------
     1.00      5.38      866,445     0.42         5.24         0.43         5.23
     1.00      5.22       28,110     0.57         5.11         0.58         5.10
     1.00      4.96       78,316     0.82         4.85         0.83         4.84
     1.00      4.33        1,574     1.42         4.33         1.43         4.32
     1.00      4.41c       1,897     1.42c        4.39c        1.43c        4.38c
------------------------------------------------------------------------------------
     1.00      5.22    1,154,787     0.41         5.11         0.43         5.09
     1.00      5.06       23,738     0.56         4.97         0.58         4.95
     1.00      4.80       84,707     0.81         4.74         0.83         4.72
     1.00      3.97c         346     1.41c        4.09c        1.43c        4.07c
------------------------------------------------------------------------------------
     1.00      5.79    1,261,251     0.41         5.66         0.43         5.64
     1.00      5.63       63,018     0.56         5.51         0.58         5.49
     1.00      5.37      227,233     0.81         5.22         0.83         5.20
------------------------------------------------------------------------------------

 MONEY MARKET PORTFOLIO


                                  Net asset
                                  value at     Net     Distributions
                                  beginning investment   to unit/
                                  of period  incomea   shareholders
--------------------------------------------------------------------
For the Years Ended December 31,
1999 - ILA units                    $1.00     $0.05       $(0.05)
1999 - ILA Administration units      1.00      0.05        (0.05)
1999 - ILA Service units             1.00      0.04        (0.04)
1999 - Cash Management shares        1.00      0.04        (0.04)
--------------------------------------------------------------------
1998 - ILA units                     1.00      0.05        (0.05)
1998 - ILA Administration units      1.00      0.05        (0.05)
1998 - ILA Service units             1.00      0.05        (0.05)
1998 - Cash Management shares
 (commenced May 1)                   1.00      0.03        (0.03)
--------------------------------------------------------------------
1997 - ILA units                     1.00      0.05        (0.05)
1997 - ILA Administration units      1.00      0.05        (0.05)
1997 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------
1996 - ILA units                     1.00      0.05        (0.05)
1996 - ILA Administration units      1.00      0.05        (0.05)
1996 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------
1995 - ILA units                     1.00      0.06        (0.06)
1995 - ILA Administration units      1.00      0.06        (0.06)
1995 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

c Annualized.

                                                                      APPENDIX B




                                                              Ratios assuming no
                                                             waiver of fees and no
                                                              expense limitations
                                                           -------------------------
                         Net                  Ratio of net              Ratio of net
  Net asset           assets at  Ratio of net  investment  Ratio of net  investment
  value at               end     expenses to   income to   expenses to   income to
     end       Total  of period  average net  average net  average net  average net
  of period   returnb (in 000's)    assets       assets       assets       assets
------------------------------------------------------------------------------------
    $1.00      4.92%  $1,346,765     0.41%        4.80%        0.41%        4.80%
     1.00      4.76        6,961     0.56         4.64         0.56         4.64
     1.00      4.50      383,932     0.81         4.42         0.81         4.42
     1.00      4.32            2     0.98         4.37         1.41         3.94
------------------------------------------------------------------------------------
     1.00      5.33    1,350,317     0.40         5.17         0.43         5.14
     1.00      5.17      314,327     0.55         5.04         0.58         5.01
     1.00      4.91       32,349     0.80         4.79         0.83         4.76
     1.00      4.69c           2     0.90c        4.80c        1.43c        4.27c
------------------------------------------------------------------------------------
     1.00      5.43      806,096     0.37         5.31         0.42         5.26
     1.00      5.28      307,480     0.52         5.15         0.57         5.10
     1.00      5.01       20,517     0.77         4.90         0.82         4.85
------------------------------------------------------------------------------------
     1.00      5.27      703,097     0.36         5.15         0.43         5.08
     1.00      5.12      257,258     0.51         5.00         0.58         4.93
     1.00      4.86       28,845     0.76         4.75         0.83         4.68
------------------------------------------------------------------------------------
     1.00      5.85      574,155     0.36         5.71         0.42         5.65
     1.00      5.69      164,422     0.51         5.55         0.57         5.49
     1.00      5.43       23,080     0.76         5.29         0.82         5.23
------------------------------------------------------------------------------------

 GOVERNMENT PORTFOLIO


                                          Net asset
                                          value at     Net     Distributions
                                          beginning investment   to  unit/
                                          of period  incomea   shareholders
----------------------------------------------------------------------------
For the Years Ended December 31,
1999 - ILA units                            $1.00     $0.05       $(0.05)
1999 - ILA Administration units              1.00      0.05        (0.05)
1999 - ILA Service units                     1.00      0.04        (0.04)
1999 - Cash Management shares                1.00      0.04        (0.04)
----------------------------------------------------------------------------
1998 - ILA units                             1.00      0.05        (0.05)
1998 - ILA Administration units              1.00      0.05        (0.05)
1998 - ILA Service units                     1.00      0.05        (0.05)
1998 - Cash Management shares (commenced
 May 1)                                      1.00      0.03        (0.03)
----------------------------------------------------------------------------
1997 - ILA units                             1.00      0.05        (0.05)
1997 - ILA Administration units              1.00      0.05        (0.05)
1997 - ILA Service units                     1.00      0.05        (0.05)
----------------------------------------------------------------------------
1996 - ILA units                             1.00      0.05        (0.05)
1996 - ILA Administration units              1.00      0.05        (0.05)
1996 - ILA Service units                     1.00      0.05        (0.05)
----------------------------------------------------------------------------
1995 - ILA units                             1.00      0.06        (0.06)
1995 - ILA Administration units              1.00      0.05        (0.05)
1995 - ILA Service units                     1.00      0.05        (0.05)
----------------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

c Annualized.

                                                                      APPENDIX B




                                                              Ratios assuming no
                                                             waiver of fees and no
                                                              expense limitations
                                                           -------------------------
                         Net                  Ratio of net              Ratio of net
  Net asset           assets at  Ratio of net  investment  Ratio of net  investment
  value at               end     expenses to   income to   expenses to   income to
     end       Total  of period  average net  average net  average net  average net
  of period   returnb (in 000's)    assets       assets       assets       assets
------------------------------------------------------------------------------------
    $1.00      4.77%   $205,244      0.43%        4.64%        0.45%        4.62%
     1.00      4.61       3,265      0.58         4.42         0.60         4.40
     1.00      4.35      79,847      0.83         4.24         0.85         4.22
     1.00      4.18         153      1.00         4.68         1.45         4.23
------------------------------------------------------------------------------------
     1.00      5.21     383,243      0.43         5.09         0.45         5.07
     1.00      5.05       7,692      0.58         4.94         0.60         4.92
     1.00      4.79     105,732      0.83         4.67         0.85         4.65
     1.00      4.57c          2      0.93c        4.60c        1.45c        4.08c
------------------------------------------------------------------------------------
     1.00      5.31     460,457      0.42         5.16         0.42         5.16
     1.00      5.15      10,192      0.57         4.98         0.57         4.98
     1.00      4.89      83,799      0.82         4.78         0.82         4.78
------------------------------------------------------------------------------------
     1.00      5.15     694,651      0.41         5.04         0.44         5.01
     1.00      4.99      36,055      0.56         4.89         0.59         4.86
     1.00      4.73      94,228      0.81         4.63         0.84         4.60
------------------------------------------------------------------------------------
     1.00      5.77     570,469      0.41         5.62         0.43         5.60
     1.00      5.62      47,558      0.56         5.49         0.58         5.47
     1.00      5.35      85,401      0.81         5.19         0.83         5.17
------------------------------------------------------------------------------------

 TAX-EXEMPT DIVERSIFIED PORTFOLIO


                                          Net asset
                                          value at     Net     Distributions
                                          beginning investment   to unit/
                                          of period  incomea   shareholders
----------------------------------------------------------------------------
For the Years Ended December 31,
1999 - ILA units                            $1.00     $0.03       $(0.03)
1999 - ILA Administration units              1.00      0.03        (0.03)
1999 - ILA Service units                     1.00      0.02        (0.02)
1999 - Cash Management shares                1.00      0.02        (0.02)
----------------------------------------------------------------------------
1998 - ILA units                             1.00      0.03        (0.03)
1998 - ILA Administration units              1.00      0.03        (0.03)
1998 - ILA Service units                     1.00      0.03        (0.03)
1998 - Cash Management shares (commenced
 May 1)                                      1.00      0.02        (0.02)
----------------------------------------------------------------------------
1997 - ILA units                             1.00      0.03        (0.03)
1997 - ILA Administration units              1.00      0.03        (0.03)
1997 - ILA Service units                     1.00      0.03        (0.03)
----------------------------------------------------------------------------
1996 - ILA units                             1.00      0.03        (0.03)
1996 - ILA Administration units              1.00      0.03        (0.03)
1996 - ILA Service units                     1.00      0.03        (0.03)
----------------------------------------------------------------------------
1995 - ILA units                             1.00      0.04        (0.04)
1995 - ILA Administration units              1.00      0.04        (0.04)
1995 - ILA Service units                     1.00      0.03        (0.03)
----------------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

c Annualized.

                                                                      APPENDIX B




                                                              Ratios assuming no
                                                             waiver of fees and no
                                                              expense limitations
                                                           -------------------------
                         Net                  Ratio of net              Ratio of net
  Net asset           assets at  Ratio of net  investment  Ratio of net  investment
  value at               end     expenses to   income to   expenses to   income to
     end       Total  of period  average net  average net  average net  average net
  of period   returnb (in 000's)    assets       assets       assets       assets
------------------------------------------------------------------------------------
    $1.00      2.89%  $1,734,623     0.42%        2.85%        0.42%        2.85%
     1.00      2.73       28,084     0.57         2.66         0.57         2.66
     1.00      2.48       20,991     0.82         2.41         0.82         2.41
     1.00      2.30            2     0.99         2.51         1.42         2.08
------------------------------------------------------------------------------------
     1.00      3.17    1,562,285     0.35         3.12         0.41         3.06
     1.00      3.02       26,509     0.50         2.98         0.56         2.92
     1.00      2.76       37,850     0.75         2.72         0.81         2.66
     1.00      2.61c           2     0.85c        2.66c        1.41c        2.10c
------------------------------------------------------------------------------------
     1.00      3.39    1,479,486     0.32         3.33         0.41         3.24
     1.00      3.23       27,967     0.47         3.16         0.56         3.07
     1.00      2.97       30,513     0.72         2.97         0.81         2.88
------------------------------------------------------------------------------------
     1.00      3.25    1,514,443     0.31         3.20         0.41         3.10
     1.00      3.09       59,097     0.46         3.06         0.56         2.96
     1.00      2.84       28,921     0.71         2.79         0.81         2.69
------------------------------------------------------------------------------------
     1.00      3.72    1,342,585     0.31         3.65         0.42         3.54
     1.00      3.57       48,773     0.46         3.51         0.57         3.40
     1.00      3.31       49,647     0.71         3.24         0.82         3.13
------------------------------------------------------------------------------------

 TAX-EXEMPT CALIFORNIA PORTFOLIO


                                              Net asset
                                              value at     Net     Distribution
                                              beginning investment   to unit/
                                              of period  incomea   shareholders
-------------------------------------------------------------------------------
For the Years Ended December 31,
1999 - ILA units                                $1.00     $0.03       $(0.03)
1999 - ILA Administration units                  1.00      0.02        (0.02)
1999 - ILA Service units                         1.00      0.02        (0.02)
1999 - Cash Management shares                    1.00      0.02        (0.02)
-------------------------------------------------------------------------------
1998 - ILA units                                 1.00      0.03        (0.03)
1998 - ILA Administration units                  1.00      0.03        (0.03)
1998 - ILA Service units                         1.00      0.02        (0.02)
1998 - Cash Management shares (commenced May
 1)                                              1.00      0.02        (0.02)
-------------------------------------------------------------------------------
1997 - ILA units                                 1.00      0.03        (0.03)
1997 - ILA Administration units                  1.00      0.03        (0.03)
1997 - ILA Service units (Re-commenced
 September 1)                                    1.00      0.01        (0.01)
-------------------------------------------------------------------------------
1996 - ILA units                                 1.00      0.03        (0.03)
1996 - ILA Administration units                  1.00      0.03        (0.03)
-------------------------------------------------------------------------------
1995 - ILA units                                 1.00      0.03        (0.03)
1995 - ILA Administration units                  1.00      0.03        (0.03)
-------------------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

c Annualized.

                                                                      APPENDIX B




                                                             Ratios assuming no
                                                            waiver of fees and no
                                                             expense limitations
                                                          -------------------------
                         Net
                      assets at              Ratio of net              Ratio of net
  Net asset              end    Ratio of net  investment  Ratio of net  investment
  value at            of period expenses to   income to   expenses to   income to
     end      Total      (in    average net  average net  average net  average net
  of period   returnb  000's)      assets       assets       assets       assets
-----------------------------------------------------------------------------------
    $1.00      2.60%  $895,469      0.42%        2.58%        0.42%        2.58%
     1.00      2.45      8,910      0.57         2.38         0.57         2.38
     1.00      2.19     27,229      0.82         2.39         0.82         2.39
     1.00      2.02          1      0.99         2.15         1.42         1.72
-----------------------------------------------------------------------------------
     1.00      2.84    584,615      0.41         2.79         0.41         2.79
     1.00      2.68        512      0.56         2.84         0.56         2.84
     1.00      2.43          2      0.81         2.48         0.81         2.48
     1.00      2.25c         2      0.91c        2.37c        1.41c        1.87c
-----------------------------------------------------------------------------------
     1.00      3.15    591,003      0.42         3.10         0.42         3.10
     1.00      3.00        360      0.57         2.98         0.57         2.98
     1.00      2.87c         2      0.82c        2.90c        0.82c        2.90c
-----------------------------------------------------------------------------------
     1.00      3.03    440,476      0.41         2.99         0.42         2.98
     1.00      2.88        142      0.56         2.84         0.57         2.83
-----------------------------------------------------------------------------------
     1.00      3.55    346,728      0.41         3.49         0.41         3.49
     1.00      3.40         61      0.56         3.32         0.56         3.32
-----------------------------------------------------------------------------------

 TAX-EXEMPT NEW YORK PORTFOLIO


                                     Net asset
                                     value at     Net     Distributions
                                     beginning investment   to unit/
                                     of period  incomea   shareholders
-----------------------------------------------------------------------
For the Years Ended December 31,
1999 - ILA units                       $1.00     $0.03       $(0.03)
1999 - ILA Administration units         1.00      0.03        (0.03)
1999 - ILA Service units                1.00      0.02        (0.02)
1999 - Cash Management shares           1.00      0.02        (0.02)
-----------------------------------------------------------------------
1998 - ILA units                        1.00      0.03        (0.03)
1998 - ILA Administration units         1.00      0.03        (0.03)
1998 - ILA Service units                1.00      0.03        (0.03)
1998 - Cash Management
 shares (commenced May 1)               1.00      0.02        (0.02)
-----------------------------------------------------------------------
1997 - ILA units                        1.00      0.03        (0.03)
1997 - ILA Administration units         1.00      0.03        (0.03)
1997 - ILA Service units (commenced
 September 15)                          1.00      0.01        (0.01)
-----------------------------------------------------------------------
1996 - ILA units                        1.00      0.03        (0.03)
1996 - ILA Administration units         1.00      0.03        (0.03)
-----------------------------------------------------------------------
1995 - ILA units                        1.00      0.03        (0.03)
1995 - ILA Administration units         1.00      0.03        (0.03)
-----------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

c Annualized.

                                                                      APPENDIX B




                                                              Ratios assuming no
                                                             waiver of fees and no
                                                              expense limitations
                                                           -------------------------
                         Net                  Ratio of net              Ratio of net
  Net asset           assets at  Ratio of net  investment  Ratio of net  investment
  value at               end     expenses to   income to   expenses to   income to
     end       Total  of period  average net  average net  average net  average net
  of period   returnb (in 000's)    assets       assets       assets       assets
------------------------------------------------------------------------------------
    $1.00      2.76%   $160,301      0.43%        2.73%        0.44%        2.72%
     1.00      2.60      37,836      0.58         2.61         0.59         2.60
     1.00      2.35           2      0.83         2.29         0.84         2.28
     1.00      2.17           2      1.00         2.34         1.44         1.90
------------------------------------------------------------------------------------
     1.00      3.02     122,550      0.36         2.96         0.51         2.81
     1.00      2.87      21,580      0.51         2.85         0.66         2.70
     1.00      2.61           2      0.76         2.61         0.91         2.46
     1.00      2.46c          1      0.86c        2.56c        1.51c        1.91c
------------------------------------------------------------------------------------
     1.00      3.29     102,887      0.33         3.24         0.43         3.14
     1.00      3.14      31,993      0.48         3.09         0.58         2.99
     1.00      3.02c          2      0.73c        3.04c        0.83c        2.94c
------------------------------------------------------------------------------------
     1.00      3.05      70,175      0.32         3.01         0.43         2.90
     1.00      2.90      44,319      0.47         2.88         0.58         2.77
------------------------------------------------------------------------------------
     1.00      3.51      90,537      0.30         3.44         0.44         3.30
     1.00      3.35      26,724      0.45         3.28         0.59         3.14
------------------------------------------------------------------------------------

Index

   1 General
     Investment
     Management
     Approach
   5 Fund
     Investment
     Objectives
     and
     Strategies
  10 Principal
     Risks of the
     Funds
  13 Fund
     Performance
  20 Fund Fees and
     Expenses
  23 Service
     Providers
  25 Dividends

  26 Shareholder Guide
       26 How to Buy Shares
       29 How to Sell Shares
  36 Taxation
  37 Appendix A
     Additional Information on
     Portfolio Risks,
     Securities and Techniques
  48 Appendix B
     Financial Highlights

Institutional Liquid Assets
Prospectus (ILA Cash Management Shares)


 FOR MORE INFORMATION

 Annual/Semi-annual Report

 Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders.

 Statement of Additional Information
 Additional information about the Funds and their policies is also available in the Funds' Statement of Additional Information ("Additional Statement"). The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

 The Funds' annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

 To obtain other information and for shareholder inquiries:
 By telephone - Call 1-800-621-2550
 By mail - Goldman Sachs Funds, 4900 Sears Tower - 60th Floor, Chicago, IL 60606-6372
 By e-mail - gs-funds@gs.com
 On the Internet - Text-only versions of the Funds' documents are located online and may be downloaded from:

   SEC EDGAR database  - http://www.sec.gov

 You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

                            [LOGO OF GOLDMAN SACHS]

        The Funds' investment company registration number is 811-5349.

  GOLDMAN SACHS FINANCIAL SQUARE FUNDS/sm/

  Prospectus

FST SHARES

May 1, 2000

 . Prime
  Obligations
  Fund

 . Money Market
  Fund

 . Treasury
  Obligations
  Fund

 . Treasury
  Instruments
  Fund

 . Government
  Fund

 . Federal Fund

 . Tax-Free
  Money Market
  Fund


[LOGO OF GOLDMAN SACHS]

  THE SECURITIES AND EXCHANGE COMMISSION HAS
  NOT APPROVED OR DISAPPROVED THESE
  SECURITIES OR PASSED UPON THE ADEQUACY OF
  THIS PROSPECTUS. ANY REPRESENTATION TO THE
  CONTRARY IS A CRIMINAL OFFENSE.

  AN INVESTMENT IN A FUND IS NOT A BANK
  DEPOSIT AND IS NOT INSURED BY THE FEDERAL
  DEPOSIT INSURANCE CORPORATION OR ANY OTHER
  GOVERNMENT AGENCY. ALTHOUGH A FUND SEEKS TO
  PRESERVE THE VALUE OF YOUR INVESTMENT AT
  $1.00 PER SHARE, IT IS POSSIBLE TO LOSE
  MONEY BY INVESTING IN A FUND.

[GRAPHIC]

   NOT FDIC-INSURED              MAY LOSE VALUE    NO BANK GUARANTEE

General Investment Management Approach

 Goldman Sachs Asset Management ("GSAM"), a unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as Investment Adviser to the Funds. GSAM is referred to in this Prospectus as the "Invest-ment Adviser."

 Goldman Sachs' Money Market Investment Philosophy:
 The Money Market Funds are managed to seek preservation of capital, daily liquidity and maximum current income. With each Fund, the Investment Adviser follows a conservative, risk-managed investment process that seeks to:
 .Manage credit risk
 .Manage interest rate risk
 .Manage liquidity

 Since 1981, the Investment Adviser has actively managed the Goldman Sachs Money Market Funds to provide investors with the greatest possible preserva-tion of principal and income potential.

--------------------------------------------------------------------------------


 Investment Process

 1.MANAGING CREDIT RISK

 The Investment Adviser's process for managing risk emphasizes:

 .INTENSIVE RESEARCH--The Credit Department, a separate operating entity of Goldman Sachs, approves all credits for the Funds. Sources for the Credit Department's analysis include third-party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as the Investment Research, Legal and Compliance departments of Goldman Sachs.
 .TIMELY UPDATES--A Credit Department-approved list of securities is continuously communicated on a "real-time" basis to the portfolio management team via computer link.

 THE RESULT: AN "APPROVED" LIST OF HIGH-QUALITY CREDITS--The Investment Adviser's portfolio management team uses this approved list to construct portfolios which offer the best available risk-return tradeoff within the "approved" credit universe.

 2.MANAGING INTEREST RATE RISK

 Three main steps are followed in seeking to manage interest rate risk:
 .ESTABLISH WEIGHTED AVERAGE MATURITY (WAM) TARGET--WAM (the weighted average time until the yield of a portfolio reflects any changes in the current interest rate environment) is constantly revisited and adjusted as market conditions change. An overall strategy is developed by the portfolio management team based on insights gained from weekly meetings with both Goldman Sachs economists and economists from outside the firm.
 .IMPLEMENT OPTIMUM PORTFOLIO STRUCTURE--Proprietary models that seek the optimum balance of risk and return, in conjunction with the Investment Adviser's analysis of factors such as market events, short-term interest rates and each Fund's asset volatility, are used to identify the most effective portfolio structure.
 .CONDUCT RIGOROUS ANALYSIS OF NEW SECURITIES--The Investment Adviser's five-step process includes legal, credit, historical index and liquidity analysis, as well as price stress testing to determine suitability for money market mutual funds.

 3. MANAGING LIQUIDITY

 Factors that the Investment Adviser's portfolio managers continuously moni-tor and that affect liquidity of a money market portfolio include:
 .Each Fund's clients and factors that influence their asset volatility; .Technical events that influence the trading range of federal funds and other short-term fixed-income markets; and
 .Bid-ask spreads associated with securities in the portfolios.

 Benchmarks for the Money Market Funds are the IBC FINANCIAL DATA UNIVERSAL AVERAGES. Each Fund tracks the IBC Index which best corresponds to the Fund's eligible investments.

--------------------------------------------------------------------------------

                                          GENERAL INVESTMENT MANAGEMENT APPROACH

 .THE FUNDS: Each Fund's securities are valued by the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended (the "Act"). Under Rule 2a-7, each Fund may invest only in U.S. dollar-denominated securities that are determined to present minimal credit risk and meet certain other criteria, including conditions relating to maturity, diversification and credit quality. These operating policies may be more restrictive than the fundamental policies set forth in the State-ment of Additional Information (the "Additional Statement").

  .TAXABLE FUNDS: Prime Obligations, Money Market, Treasury Obligations and
   Government Funds.
  .TAX-ADVANTAGED FUNDS: Treasury Instruments and Federal Funds.

  .TAX-EXEMPT FUND: Tax-Free Money Market Fund.
 .THE INVESTORS: The Funds are designed for institutional investors seeking a high rate of return, a stable net asset value ("NAV") and convenient liqui-dation privileges. The Funds are particularly suitable for banks, corpora-tions and other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their customers. Shares of the Government Fund are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration ("NCUA") Rules and Regulations and NCUA Letter Number
  155. The Fund intends to review changes in the applicable laws, rules and regulations governing eligible investments for federally chartered credit unions, and to take such action as may be necessary so that the investments of the Fund qualify as eligible investments under the Federal Credit Union Act and the regulations thereunder. Shares of the Government Fund, however, may or may not qualify as eligible investments for particular state-chart-ered credit unions. A state-chartered credit union should consult qualified legal counsel to determine whether the Government Fund is a permissible investment under the law applicable to it.

 .NAV: Each Fund seeks to maintain a stable NAV of $1.00 per share. There can be no assurance that a Fund will be able at all times to maintain a NAV of $1.00 per share.
 .MAXIMUM REMAINING MATURITY OF PORTFOLIO INVESTMENTS: 13 months (as deter-
  mined pursuant to Rule 2a-7) at the time of purchase.
 .DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY ("WAM"): Not more than 90 days
  (as required by Rule 2a-7).

 .INVESTMENT RESTRICTIONS: Each Fund is subject to certain investment restrictions that are described in detail under "Investment Restrictions" in the Additional Statement. Fundamental investment restrictions of a Fund cannot be changed without approval of a majority of the outstanding shares of that Fund. The Treasury Obligations Fund's policy of limiting its investments to U.S. Treasury Obligations (as defined in Appendix A) and related repurchase agreements is also fundamental. All investment objec-tives and policies not specifically designated as fundamental are non-fun-damental and may be changed without shareholder approval.

 .DIVERSIFICATION: Diversification can help a Fund reduce the risks of investing. In accordance with current regulations of the Securities and Exchange Commission (the "SEC"), each Fund may not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer. However, a Fund may invest up to 25% of the value of its total assets in the securities of a single issuer for up to three business days. These limitations do not apply to cash, certain repurchase agree-ments, U.S. Government Securities (as defined in Appendix A) or securities of other investment companies. In addition, securities subject to certain unconditional guarantees and securities that are not "First Tier Securi-ties" as defined by the SEC are subject to different diversification requirements as described in the Additional Statement.

Fund Investment Objectives and Strategies


 INVESTMENT OBJECTIVES

 The Prime Obligations, Money Market, Treasury Obligations, Treasury Instru-ments, Government, Federal and Tax-Free Money Market Funds seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

 TAXABLE AND TAX-ADVANTAGED FUNDS:

 The Prime Obligations and Money Market Funds pursue their investment objec-tives by investing in U.S. Government Securities, obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities and repurchase agreements. The Money Mar-ket Fund may also invest in U.S. dollar-denominated obligations of foreign banks, foreign companies and foreign governments. The Treasury Obligations Fund pursues its investment objective by investing in securities issued by the U.S. Treasury and repurchase agreements relating to such securities. The Government Fund pursues its investment objective by investing in U.S. Gov-ernment Securities and repurchase agreements relating to such securities. The Treasury Instruments and Federal Funds pursue their investment objec-tives by limiting their investments to certain U.S. Treasury Obligations and U.S. Government Securities, respectively, the interest from which is gener-ally exempt from state income taxation. You should consult your tax adviser to determine whether distributions from the Treasury Instruments and Federal Funds (and any other Fund that may hold such obligations) derived from interest on such obligations are exempt from state income taxation in your own state.

 In order to obtain a rating from a rating organization, the Prime Obliga-tions, Money Market, Treasury Obligations, Treasury Instruments, Government and Federal Funds will observe special investment restrictions.

 TAX-EXEMPT FUND:

 The Tax-Free Money Market Fund pursues its investment objective by investing in securities issued by or on behalf of states, territories, and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which, if any, is in the opinion of bond counsel excluded from gross income for federal income tax purposes, and not an item of tax preference under the federal alternative minimum tax ("AMT").

 PRINCIPAL INVESTMENT STRATEGIES

 The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Funds' annual and semi-annual reports. For more information see Appendix A.

 Investment Policies Matrix



                         U.S. TREASURY U.S. GOVERNMENT            BANK               COMMERCIAL
  FUND                    OBLIGATIONS    SECURITIES           OBLIGATIONS              PAPER
 -------------------------------------------------------------------------------------------------
  Prime Obligations            ./1/           .                    .                     .
                                                           U.S. banks only/2/
 -------------------------------------------------------------------------------------------------
  Money Market                 ./1/           .                    .                     .
                                                        Over 25% of total assets  U.S. and foreign
                                                        must be invested in U.S.  (US$) commercial
                                                       and foreign (US$) banks/3/      paper
 -------------------------------------------------------------------------------------------------
  Treasury Obligations         ./4/
 -------------------------------------------------------------------------------------------------
  Treasury Instruments         ./4/
 -------------------------------------------------------------------------------------------------
  Government                   ./1/          .
 -------------------------------------------------------------------------------------------------
  Federal                      ./1/          .


 -------------------------------------------------------------------------------------------------
  Tax-Free Money Market                                                                  .
                                                                                  Tax-exempt only
 -------------------------------------------------------------------------------------------------

 NOTE: SEE APPENDIX A FOR A DESCRIPTION OF, AND CERTAIN CRITERIA APPLICABLE TO, EACH OF THESE CATEGORIES OF INVESTMENTS.
 1 Issued or guaranteed by the U.S. Treasury.
 2 Including foreign branches of U.S. banks.

 3 If adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits) the Fund may, for temporary defensive purposes, invest less than 25% of its total assets in bank obligations.

 4 Issued by the U.S. Treasury.
 5 To the extent required by Rule 2a-7, asset-backed and receivables-backed securities will be rated by the requisite number of nationally recognized statistical rating organizations ("NRSROs").

 6 The Fund may invest in U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government. The Fund may also invest in U.S. dollar-denominated obligations issued or guaranteed by any entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs. The Fund may not invest more than 25% of its total assets in the securities of any one foreign government.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES


     SHORT-TERM
   OBLIGATIONS OF                       ASSET-BACKED AND       FOREIGN
  CORPORATIONS AND       REPURCHASE    RECEIVABLES-BACKED    GOVERNMENT
   OTHER ENTITIES        AGREEMENTS      SECURITIES/5/    OBLIGATIONS (US$)
---------------------------------------------------------------------------
          .                  .                 .
 U.S. entities only
---------------------------------------------------------------------------
          .                  .                 .                 .6
  U.S. and foreign
   (US$) entities

---------------------------------------------------------------------------
                             .
---------------------------------------------------------------------------

---------------------------------------------------------------------------
                             .
---------------------------------------------------------------------------
                             .
                      (Does not intend
                         to invest)
---------------------------------------------------------------------------


---------------------------------------------------------------------------

Investment Policies Matrix continued



                        TAXABLE             TAX-EXEMPT            CUSTODIAL    UNRATED
   FUND                MUNICIPALS           MUNICIPALS            RECEIPTS  SECURITIES/9/ INVESTMENT COMPANIES
--------------------------------------------------------------------------------------------------------------
 Prime Obligations        ./7/                                        .           .                .
                                                                                          Up to 10% of total
                                                                                          assets in other
                                                                                          investment companies
--------------------------------------------------------------------------------------------------------------
 Money Market             ./7/                                        .           .                .
                                                                                          Up to 10% of total
                                                                                          assets in other
                                                                                          investment companies
--------------------------------------------------------------------------------------------------------------
 Treasury Obligations
--------------------------------------------------------------------------------------------------------------
 Treasury Instruments


--------------------------------------------------------------------------------------------------------------
 Government                                                                                        .
                                                                                          Up to 10% of total
                                                                                          assets in other
                                                                                          investment companies
--------------------------------------------------------------------------------------------------------------
 Federal





--------------------------------------------------------------------------------------------------------------
 Tax-Free Money                                  .                    .           .                .
 Market                           At least 80% of net assets                              Up to 10% of total
                                  in tax-exempt municipal                                 assets in other
                                  obligations (except in                                  investment companies
                                  extraordinary circumstances)/8/
--------------------------------------------------------------------------------------------------------------

 NOTE: SEE APPENDIX A FOR A DESCRIPTION OF, AND CERTAIN CRITERIA APPLICABLE TO, EACH OF THESE CATEGORIES OF INVESTMENTS.
  7 Will only make such investments when yields on such securities are attractive compared to other taxable investments.

  8 Ordinarily expect that 100% of a Fund's portfolio securities will be invested in municipal obligations, but the Fund may, for temporary defensive purposes, hold cash or invest in short-term taxable securities.

  9 To the extent permitted by Rule 2a-7, securities without short-term ratings may be purchased if they are deemed to be of comparable quality to First Tier Securities, or to the extent that a Fund may purchase Second Tier Securities, comparable in quality to Second Tier Securities. In addition, a Fund holding a security supported by a guarantee or demand feature may rely on the credit quality of the guarantee or demand feature in determining the credit quality of the investment.

 10 If such policy should change, private activity bonds subject to AMT would not exceed 20% of the Fund's net assets under normal market conditions.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES



      PRIVATE                                SUMMARY OF
     ACTIVITY           CREDIT              TAXATION FOR
       BONDS          QUALITY/9/          DISTRIBUTIONS/14/                  MISCELLANEOUS
------------------------------------------------------------------------------------------------------
         .          First Tier/12/  Taxable federal and state/15/ Reverse repurchase agreements not permitted
------------------------------------------------------------------------------------------------------
         .          First Tier/12/  Taxable federal and state/15/ May invest in obligations of the International
                                                                  Bank for Reconstruction
                                                                  and Development.
                                                                  Reverse repurchase agreements not
                                                                  permitted
------------------------------------------------------------------------------------------------------
                    First Tier/12/  Taxable federal and state/15/ Reverse repurchase agreements not permitted
------------------------------------------------------------------------------------------------------
                    First Tier/12/  Taxable federal and           Reverse repurchase agreements not
                                    generally exempt from         permitted
                                    state taxation
------------------------------------------------------------------------------------------------------
                    First Tier/12/  Taxable federal and state/15/ Reverse repurchase agreements not permitted
------------------------------------------------------------------------------------------------------
                    First Tier/12/  Taxable federal and           Under extraordinary circumstances,
                                    generally exempt from         may hold cash, U.S. Government
                                    state taxation                Securities subject to state taxation
                                                                  or cash equivalents.
                                                                  Reverse repurchase agreements not
                                                                  permitted
------------------------------------------------------------------------------------------------------
 (Does not          First/12/ or    Tax-exempt federal            May (but does not currently intend
 intend to          Second Tier/13/ and taxable state/16/         to) invest up to 20% in securities
 invest)/10/,/11/                                                 subject to AMT and may temporarily
                                                                  invest in the taxable money market
                                                                  instruments described herein.
                                                                  Reverse repurchase agreements not
                                                                  permitted
------------------------------------------------------------------------------------------------------

 11 No more than 25% of the value of the Fund's total assets may be invested in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry.
 12 First Tier Securities are (a) rated in the highest short-term rating category by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings. U.S. Government Securities are considered First Tier Securities.
 13 Second Tier Securities are (a) rated in the top two short-term rating categories by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings.

 14 See "Taxation" for an explanation of the tax consequences summarized in the table above.
 15 Taxable in many states except for distributions from U.S. Treasury
    Obligation interest income and certain U.S. Government Securities interest income.
 16 Taxable except for distributions from interest on obligations of an investor's state of residence in certain states.

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete invest-ment program. There can be no assurance that a Fund will achieve its investment objective.



                               PRIME     MONEY    TREASURY
 .Applicable                 OBLIGATIONS  MARKET  OBLIGATIONS
--Not Applicable               FUND       FUND      FUND
------------------------------------------------------------
NAV                              .         .          .
Interest Rate                    .         .          .
Credit/Default                   .         .          .
Liquidity                        .         .          .
U.S. Government Securities       .         .         --
Concentration                   --         --        --
Foreign                         --         .         --
Banking Industry                --         .         --
Tax                             --         --        --
------------------------------------------------------------

                                                    PRINCIPAL RISKS OF THE FUNDS



                                     TAX-FREE
   TREASURY                           MONEY
  INSTRUMENTS     GOVERNMENT FEDERAL  MARKET
     FUND            FUND     FUND     FUND
---------------------------------------------
        .             .         .       .
        .             .         .       .
        .             .         .       .
        .             .         .       .
       --             .         .       --
       --             --       --       .
       --             --       --       --
       --             --       --       --
       --             --       --       .
---------------------------------------------

Risks that apply to all Funds:

 .NAV RISK--The risk that a Fund will not be able to maintain a NAV per share of $1.00 at all times.
 .INTEREST RATE RISK--The risk that during periods of rising interest rates, a Fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Fund's yield will tend to be higher.

 .CREDIT/DEFAULT RISK--The risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agree-ment, may default on its payment obligations. In addition, with respect to the Tax-Free Money Market Fund, risk of loss from payment default may also exist where municipal instruments are backed by foreign letters of credit or guaran-tees.
 .LIQUIDITY RISK--The risk that a Fund will be unable to pay redemption proceeds within the time period stated in this Prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.

Risk that applies to the Prime Obligations, Money Market, Government and Federal Funds:

 .U.S. GOVERNMENT SECURITIES RISK--The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Risks that apply to the Money Market Fund:

 .FOREIGN RISK--The risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries, less publicly available financial and other information, less stringent foreign securities regulations and accounting and disclosure standards, or other factors. The Money Market Fund may not invest more than 25% of its total assets in the securities of any one foreign government.

 .BANKING INDUSTRY RISK--The risk that if the Fund invests more than 25% of its total assets in bank obligations, an adverse development in the banking indus-try may affect the value of the Fund's investments more than if the Fund's investments were not invested to such a degree in the banking industry. Nor-mally, the Money Market Fund intends to invest more than 25% of its total assets in bank obligations. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles.

                                                    PRINCIPAL RISKS OF THE FUNDS

Risks that apply to the Tax-Free Money Market Fund:

 .CONCENTRATION RISK--The risk that if the Fund invests more than 25% of its total assets in issuers within the same state, industry or economic sector, an adverse economic, business or political development may affect the value of the Fund's investments more than if its investments were not so concentrated.

 .TAX RISK--The risk that future legislative or administrative changes or court decisions may materially affect the ability of the Fund to pay federal tax-exempt dividends. This Fund would not be a suitable investment for IRAs, other tax-exempt or tax-deferred accounts or for other investors who are not sensi-tive to the federal, state or local tax consequences of their investments.

More information about the Funds' portfolio securities and investment tech-niques, and their associated risks, is provided in Appendix A. You should con-sider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Fund Performance

 HOW THE FUNDS HAVE PERFORMED

 The bar chart and table below provide an indication of the risks of invest-ing in a Fund by showing: (a) changes in the performance of a Fund's FST Shares from year to year; and (b) the average annual returns of a Fund's FST Shares. Investors should be aware that the fluctuation of interest rates is one primary factor in performance volatility. The bar chart and table assume reinvestment of dividends and distributions. A Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund's performance would have been reduced. You may obtain a Fund's current yield by calling 1-800-621-2550.

                                                           FUND PERFORMANCE

Prime Obligations Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:
 Q1 '91  1.78%

 Worst Quarter:
 Q2 '93  0.78%


                                                      [GRAPH]
                                                  1991    6.26%
                                                  1992    3.88%
                                                  1993    3.18%
                                                  1994    4.28%
                                                  1995    6.02%
                                                  1996    5.41%
                                                  1997    5.60%
                                                  1998    5.55%
                                                  1999    5.18%
 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER
  31, 1999                        1 YEAR 5 YEARS SINCE INCEPTION
 ---------------------------------------------------------------
  FST SHARES (Inception 3/8/90)   5.18%   5.55%       5.30%
 ---------------------------------------------------------------

Money Market Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:
 Q2 '95  1.52%

 Worst Quarter:

 Q2 '99  1.20%


                                                      [GRAPH]
                                                  1995    6.07%
                                                  1996    5.45%
                                                  1997    5.63%
                                                  1998    5.55%
                                                  1999    5.18%
 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER
  31, 1999                        1 YEAR 5 YEAR SINCE INCEPTION
 --------------------------------------------------------------
  FST SHARES (Inception 5/18/94)  5.18%  5.58%       5.50%
 --------------------------------------------------------------

                                                           FUND PERFORMANCE

Treasury Obligations Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:
 Q1 '91  1.65%

 Worst Quarter:
 Q2 '93  0.76%


                                                      [GRAPH]
                                                  1991    6.08%
                                                  1992    3.80%
                                                  1993    3.12%
                                                  1994    4.13%
                                                  1995    5.96%
                                                  1996    5.35%
                                                  1997    5.50%
                                                  1998    5.40%
                                                  1999    4.88%
 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER
  31, 1999                        1 YEAR 5 YEARS SINCE INCEPTION
 ---------------------------------------------------------------
  FST SHARES (Inception 4/25/90)  4.88%   5.42%       5.14%
 ---------------------------------------------------------------

Treasury Instruments Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:
 Q2 '98  1.28%

 Worst Quarter:

 Q1 '99  1.07%


                                                      [GRAPH]
                                                  1998    5.05%
                                                  1999    4.60%
 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER
  31, 1999                        1 YEAR SINCE INCEPTION
 -------------------------------------------------------
  FST SHARES (Inception 3/3/97)   4.60%       4.95%
 -------------------------------------------------------

                                                           FUND PERFORMANCE

Government Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:
 Q2 '95  1.52%

 Worst Quarter:
 Q1 '94  0.79%


                                                      [GRAPH]
                                                  1994    4.26%
                                                  1995    6.00%
                                                  1996    5.38%
                                                  1997    5.54%
                                                  1998    5.46%
                                                  1999    5.03%
 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER
  31, 1999                        1 YEAR 5 YEARS SINCE INCEPTION
 ---------------------------------------------------------------
  FST SHARES (Inception 4/6/93)   5.03%   5.48%       5.04%
 ---------------------------------------------------------------

Federal Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:
 Q3 '98  1.36%

 Worst Quarter:

 Q2 '99  1.18%


                                                      [GRAPH]
                                                  1998    5.41%
                                                  1999    5.05%
 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER
  31, 1999                        1 YEAR SINCE INCEPTION
 -------------------------------------------------------
  FST SHARES (Inception 2/28/97)  5.05%       5.31%
 -------------------------------------------------------

                                                           FUND PERFORMANCE

Tax-Free Money Market Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:
 Q2 '95  1.02%

 Worst Quarter:

 Q1 '99  0.68%


                                                      [GRAPH]
                                                  1995    3.89%
                                                  1996    3.39%
                                                  1997    3.54%
                                                  1998    3.34%
                                                  1999    3.13%
 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER
  31, 1999                        1 YEAR 5 YEARS SINCE INCEPTION
 ---------------------------------------------------------------
  FST SHARES (Inception 7/19/94)  3.13%   3.46%       3.45%
 ---------------------------------------------------------------

Fund Fees and Expenses (FST Shares)

This table describes the fees and expenses that you would pay if you buy and hold FST Shares of a Fund.

                                                                PRIME    MONEY
                                                             OBLIGATIONS MARKET
                                                                FUND      FUND
-------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT):
Maximum Sales Charge (Load) Imposed on Purchases                None      None
Maximum Deferred Sales Charge (Load)                            None      None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends     None      None
Redemption Fees                                                 None      None
Exchange Fees                                                   None      None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):/1/
Management Fees/2/                                             0.205%    0.205%
Other Expenses/3/                                              0.025%    0.015%
-------------------------------------------------------------------------------
Total Fund Operating Expenses*                                 0.230%    0.220%
-------------------------------------------------------------------------------

See page 24 for all other footnotes.

 * As a result of the current waivers and expense lim-itations, "Other Expenses" and "Total Fund Operat-ing Expenses" of the Funds which are actually incurred are as set forth below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund Operating
   Expenses" may increase without shareholder approv-al.

                                                               PRIME    MONEY
                                                            OBLIGATIONS MARKET
                                                               FUND      FUND
 -----------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):/1/
  Management Fees/2/                                           0.17%    0.17%
  Other Expenses/3/                                            0.01%    0.01%
 -----------------------------------------------------------------------------
  Total Fund Operating Expenses (after current waivers and
   expense limitations)                                        0.18%    0.18%
 -----------------------------------------------------------------------------

                                                          FUND FEES AND EXPENSES


                                                                                  TAX-FREE
   TREASURY           TREASURY                                                     MONEY
  OBLIGATIONS        INSTRUMENTS           GOVERNMENT           FEDERAL            MARKET
     FUND               FUND                  FUND               FUND               FUND
------------------------------------------------------------------------------------------

     None               None                  None               None               None
     None               None                  None               None               None
     None               None                  None               None               None
     None               None                  None               None               None
     None               None                  None               None               None

    0.205%             0.205%                0.205%             0.205%             0.205%
    0.025%             0.035%                0.015%             0.025%             0.015%
------------------------------------------------------------------------------------------
    0.230%             0.240%                0.220%             0.230%             0.220%
------------------------------------------------------------------------------------------




                                                                                  TAX-FREE
   TREASURY           TREASURY                                                     MONEY
  OBLIGATIONS        INSTRUMENTS           GOVERNMENT           FEDERAL            MARKET
     FUND               FUND                  FUND               FUND               FUND
 -----------------------------------------------------------------------------------------
     0.17%              0.17%                0.17%               0.19%             0.17%
     0.01%              0.01%                0.01%               0.01%             0.01%
 -----------------------------------------------------------------------------------------
     0.18%              0.18%                0.18%               0.20%             0.18%
 -----------------------------------------------------------------------------------------

Fund Fees and Expenses continued

/1/The Funds' annual operating expenses are based on actual expenses.

/2/The Investment Adviser has voluntarily agreed not to impose a portion of the management fee on the Federal Fund equal to 0.015% of the Federal Fund's aver-age daily net assets and equal to 0.035% of all other Funds' average daily net assets. AS A RESULT OF FEE WAIVERS, THE CURRENT MANAGEMENT FEES OF THE FEDERAL FUND AND ALL OTHER FUNDS IS 0.19% AND 0.17%, RESPECTIVELY, OF SUCH FUND'S AVER-AGE DAILY NET ASSETS. THE WAIVERS MAY BE TERMINATED AT ANY TIME AT THE OPTION OF THE INVESTMENT ADVISER.
/3/The Investment Adviser has voluntarily agreed to reduce or limit "Other Expenses" of each Fund (excluding management fees, taxes, interest, brokerage fees and litigation, indemnification and other extraordinary expenses) to 0.01% of each Fund's average daily net assets.

                                                          FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in FST Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your invest-ment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assump-tions your costs would be:


FUND                   1 YEAR 3 YEARS 5 YEARS 10 YEARS
------------------------------------------------------
PRIME OBLIGATIONS       $24     $74    $130     $293
------------------------------------------------------
MONEY MARKET            $23     $71    $124     $280
------------------------------------------------------
TREASURY OBLIGATIONS    $24     $74    $130     $293
------------------------------------------------------
TREASURY INSTRUMENTS    $25     $77    $135     $306
------------------------------------------------------
GOVERNMENT              $23     $71    $124     $280
------------------------------------------------------
FEDERAL                 $24     $74    $130     $293
------------------------------------------------------
TAX-FREE MONEY MARKET   $23     $71    $124     $280
------------------------------------------------------

Institutions that invest in FST Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their invest-ments. You should contact your institution for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain institutions that invest in FST Shares may receive other compensation in connection with the sale and distribution of FST Shares or for services to their customers' accounts and/or the Funds. For additional information regard-ing such compensation, see "Shareholder Guide" in the Prospectus and "Other Information" in the Additional Statement.

Service Providers

 INVESTMENT ADVISER

 As of September 1, 1999, the Investment Management Division ("IMD") was established as a new operating division of Goldman Sachs. This newly created entity includes GSAM. GSAM, 32 Old Slip, New York, New York 10005, acts as Investment Adviser to the Funds. Goldman Sachs registered as an investment adviser in 1981. The Goldman Sachs Group, L.P., which controlled the Invest-ment Adviser, merged into The Goldman Sachs Group, Inc. as a result of an initial public offering. As of December 31, 1999, GSAM, along with other units of IMD, had assets under management of $258.5 billion.

 The Investment Adviser provides day-to-day advice regarding the Funds' port-folio transactions. The Investment Adviser also performs the following serv-ices for the Funds:
 .Continually manages each Fund, including the purchase, retention and dispo-
  sition of securities and other assets
 .Administers each Fund's business affairs
 .Performs various recordholder servicing functions (to the extent not pro-vided by other organizations)

 Pursuant to an SEC order, each Taxable and Tax-Advantaged Fund may enter into principal transactions in certain taxable money market instruments, including repurchase agreements, with Goldman Sachs.

                                                          SERVICE PROVIDERS


 MANAGEMENT FEES

 As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund's average daily net assets):

                                          ACTUAL RATE FOR THE
                                          FISCAL YEAR ENDED
  FUND                   CONTRACTUAL RATE DECEMBER 31, 1999
 ------------------------------------------------------------
  Prime Obligations           0.205%             0.17%
 ------------------------------------------------------------
  Money Market                0.205%             0.17%
 ------------------------------------------------------------
  Treasury Obligations        0.205%             0.17%
 ------------------------------------------------------------
  Treasury Instruments        0.205%             0.17%
 ------------------------------------------------------------
  Government                  0.205%             0.17%
 ------------------------------------------------------------
  Federal                     0.205%             0.17%
 ------------------------------------------------------------
  Tax-Free Money Market       0.205%             0.17%
 ------------------------------------------------------------

 The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

 DISTRIBUTOR AND TRANSFER AGENT


 Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Funds' transfer agent (the "Transfer Agent") and, as such, performs various shareholder servicing functions.

 From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

 YEAR 2000

 Goldman Sachs spent a total of approximately $185 million over the past sev-eral years to address the potential hardware, software and other computer and technology issues and related concerns associated with the transition to Year 2000 and to confirm that its service providers did the same. As a result of those efforts, Goldman Sachs has not experienced any material dis-ruptions in its operations in connection with, or following, the transition to the Year 2000.

Dividends

Dividends will be distributed monthly. You may choose to have dividends paid in:
 .Cash
 .Additional shares of the same class of the same Fund

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the applicable Fund.

All or substantially all of each Fund's net investment income will be declared as a dividend daily. Dividends will normally, but not always, be declared as of the following times:


                       DIVIDEND DECLARATION TIME
FUND                        (NEW YORK TIME)
------------------------------------------------
Prime Obligations              5:00 p.m.
------------------------------------------------
Money Market                   4:00 p.m.
------------------------------------------------
Treasury Obligations           5:00 p.m.
------------------------------------------------
Treasury Instruments           4:00 p.m.
------------------------------------------------
Government                     5:00 p.m.
------------------------------------------------
Federal                        4:00 p.m.
------------------------------------------------
Tax-Free Money Market          4:00 p.m.
------------------------------------------------

Dividends will be reinvested as of the last calendar day of each month. Cash distributions normally will be paid on or about the first business day of each month. Net short-term capital gains, if any, will be distributed in accordance with federal income tax requirements and may be reflected in a Fund's daily distributions.

Each Fund may distribute at least annually other realized capital gains, if any, after reduction by available capital losses. In order to avoid excessive fluctuations in the amount of monthly capital gains distributions, a portion of any net capital gains realized on the disposition of securities during the months of November and December may be distributed during the subsequent calen-dar year. Although realized gains and losses on the assets of a Fund are reflected in the NAV of the Fund, they are not expected to be of an amount which would affect the Fund's NAV of $1.00 per share.

The income declared as a dividend for the Prime Obligations, Treasury Obliga-tions and Government Funds is based on estimates of net investment income for each Fund. Actual income may differ from estimates, and differences, if any, will be included in the calculation of subsequent dividends.

Shareholder Guide

 The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds' FST Shares.

 HOW TO BUY SHARES

 How Can I Purchase FST Shares Of The Funds?
 You may purchase FST Shares on any business day at their NAV next determined after receipt of an order. Shares begin earning dividends after the receipt of the purchase amount in federal funds. No sales load is charged. You may place a purchase order in writing or by telephone.

 --------------------------------------------------------
  BY WRITING:      Goldman Sachs Funds
                   4900 Sears Tower - 60th Floor
                   Chicago, IL 60606-6372
 --------------------------------------------------------
  BY TELEPHONE:    1-800-621-2550
                   (8:00 a.m. to 4:00 p.m. New York time)
 --------------------------------------------------------

 In order to make an initial investment in a Fund, you must furnish to the Fund or Goldman Sachs the Account Application.

 You may send your payment as follows:
 .Wire federal funds to The Northern Trust Company ("Northern"), as sub-cus-todian for State Street Bank and Trust Company ("State Street") (each Fund's custodian); OR

 .Send a check or Federal Reserve draft payable to Goldman Sachs Funds -(Name of Fund and Class of Shares), 4900 Sears Tower-60th Floor, Chicago, IL 60606-6372. The Funds will not accept a check drawn on a foreign bank or a third-party check.

 IT IS STRONGLY RECOMMENDED THAT PAYMENT BE EFFECTED BY WIRING FEDERAL FUNDS TO NORTHERN.

 It is expected that Federal Reserve drafts will ordinarily be converted to federal funds on the day of receipt and that checks will be converted to federal funds within two business days after receipt.

 In certain instances, the Trust may require a signature guarantee in order to effect purchase, redemption or exchange transactions. Signature guaran-tees must be obtained from a bank, brokerage firm or other financial inter-mediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a signature guarantee.

 When Do Shares Begin Earning Dividends?
 Dividends begin to accrue as follows:


  IF AN EFFECTIVE ORDER AND
  FEDERAL FUNDS ARE RECEIVED:      DIVIDENDS BEGIN:
 ---------------------------------------------------
  MONEY MARKET, TREASURY INSTRUMENTS AND FEDERAL
   FUNDS:
   .By 3:00 p.m. New York time     Same business day
   .After 3:00 p.m. New York time  Next business day
 ---------------------------------------------------
  PRIME OBLIGATIONS, TREASURY OBLIGATIONS AND
   GOVERNMENT FUNDS:
   .By 5:00 p.m. New York time     Same business day
   .After 5:00 p.m. New York time  Next business day
 ---------------------------------------------------
  TAX-FREE MONEY MARKET FUND:
   .By 2:00 p.m. New York time     Same business day
   .After 2:00 p.m. New York time  Next business day
 ---------------------------------------------------

 How Do I Purchase Shares Through A Financial Institution?
 Certain institutions (including banks, trust companies, brokers and invest-ment advisers) that provide recordkeeping, reporting and processing services to their customers may be authorized to accept, on behalf of the Trust, pur-chase, redemption and exchange orders placed by or on behalf of their cus-tomers and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:
 .A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized institution or intermediary on a busi-ness day, and the order will be priced at the Fund's NAV next determined after such acceptance.
 .Authorized institutions or intermediaries will be responsible for transmit-ting accepted orders and payments to the Trust within the time period agreed upon by them.

 You should contact your institution or intermediary directly to learn whether it is authorized to accept orders for the Trust.

 These institutions may receive payments from the Funds or Goldman Sachs for the services provided by them with respect to the Funds' FST Shares. These payments may be in addition to other payments borne by the Funds.

 The Investment Adviser, Distributor and/or their affiliates may pay addi-tional compensation from time to time, out of their assets and not as an additional charge to the Funds, to certain institutions and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds.

                                                               SHAREHOLDER GUIDE


 In addition to FST Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), and are entitled to different services than FST Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

 What Is My Minimum Investment In The Funds?


 -----------------------------------------------------------
  Minimum initial investment      $10 million (may be
                                  allocated among the Funds)
 -----------------------------------------------------------
  Minimum account balance         $10 million
 -----------------------------------------------------------
  Minimum subsequent investments  None
 -----------------------------------------------------------

 What Else Should I Know About Share Purchases?
 The Trust reserves the right to:
 .Modify or waive the minimum investment and minimum account balance require-
  ment.
 .Reject any purchase order for any reason.

 The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund's investment policies and operations and if approved by the Fund's Investment Adviser.

 How Are Shares Priced?
 The price you pay or receive when you buy, sell or exchange FST Shares is determined by a Fund's NAV. The Funds calculate NAV as follows:

                     (Value of Assets of the Class)
                      - (Liabilities of the Class)
     NAV =       -----------------------------------------
                 Number of Outstanding Shares of the Class


  FUND                                                   NAV CALCULATED
 -------------------------------------------------------------------------------------
  MONEY MARKET, TREASURY INSTRUMENTS,      As of the close of regular trading of the
   FEDERAL AND TAX-FREE MONEY MARKET       New York Stock Exchange (normally 4:00 p.m.
                                           New York time) on each business day
 -------------------------------------------------------------------------------------
  PRIME OBLIGATIONS, TREASURY OBLIGATIONS  As of 5:00 p.m. New York time on
   AND GOVERNMENT                          each business day
 -------------------------------------------------------------------------------------

 .NAV per share of each class is calculated by State Street on each business day. Fund shares will be priced on any day the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for local holidays.

 .On any business day when the Bond Market Association ("BMA") recommends that the securities markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund's closing time and credit will be given to the next business day.
 .The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as permit-ted by the SEC.

 To help each Fund maintain its $1.00 constant share price, portfolio securi-ties are valued at amortized cost in accordance with SEC regulations. Amor-tized cost will normally approximate market value. There can be no assurance that a Fund will be able at all times to maintain a NAV of $1.00 per share.

 HOW TO SELL SHARES


 How Can I Sell FST Shares Of The Funds?
 You may arrange to take money out of your account by selling (redeeming) some or all of your shares. GENERALLY, EACH FUND WILL REDEEM ITS FST SHARES UPON REQUEST ON ANY BUSINESS DAY AT THEIR NAV NEXT DETERMINED AFTER RECEIPT OF SUCH REQUEST IN PROPER FORM. You may request that redemption proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.


  INSTRUCTIONS FOR REDEMPTIONS:
 -------------------------------------------------------------------
  BY WRITING:      .Write a letter of instruction that includes:
                   .Your name(s) and signature(s)
                   .Your account number
                   .The Fund name and Class of Shares
                   .The dollar amount you want to sell
                   .How and where to send the proceeds
                   .Mail your request to:
                   Goldman Sachs Funds
                   4900 Sears Tower - 60th Floor
                   Chicago, IL 60606-6372
 -------------------------------------------------------------------
  BY TELEPHONE:    If you have elected the telephone redemption
                   privilege on your Account Application:
                   .1-800-621-2550
                    (8:00 a.m. to 4:00 p.m. New York time)
 -------------------------------------------------------------------

 Certain institutions and intermediaries are authorized to accept redemption requests on behalf of the Funds as described under "How Do I Purchase Shares

                                                               SHAREHOLDER GUIDE

 Through A Financial Institution?" A redemption may also be made with respect to certain Funds by means of the check redemption privilege described in the Additional Statement.

 What Do I Need To Know About Telephone Redemption Requests?

 The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized tele-phone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:
 .All telephone requests are recorded.
 .Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
 .The telephone redemption option may be modified or terminated at any time.

 NOTE: IT MAY BE DIFFICULT TO MAKE TELEPHONE REDEMPTIONS IN TIMES OF DRASTIC ECONOMIC OR MARKET CONDITIONS.

 When Will Redemption Proceeds Be Wired?
 Redemption proceeds will normally be wired to the bank account designated on your Account Application as follows:

  REDEMPTION REQUEST RECEIVED              REDEMPTION PROCEEDS   DIVIDENDS
 ------------------------------------------------------------------------------
  MONEY MARKET, TREASURY INSTRUMENTS AND
   FEDERAL FUNDS:
 ------------------------------------------------------------------------------
   .By 3:00 p.m. New York time              Wired same business  Not earned on
                                            day                  day request is
                                                                 received
   .After 3:00 p.m. New York time           Wired next business  Earned on day
                                            day                  request is
                                                                 received
 ------------------------------------------------------------------------------
  PRIME OBLIGATIONS, TREASURY OBLIGATIONS
   AND GOVERNMENT FUNDS:
 ------------------------------------------------------------------------------
   .By 5:00 p.m. New York time              Wired same business  Not earned on
                                            day                  day request is
                                                                 received
   .After 5:00 p.m. New York time           Wired next business  Earned on day
                                            day                  request is
                                                                 received
 ------------------------------------------------------------------------------
  TAX-FREE MONEY MARKET FUND:
 ------------------------------------------------------------------------------
   .By 1:00 p.m. New York time              Wired same business  Not earned on
                                            day                  day request is
                                                                 received
   .After 1:00 p.m. New York time           Wired next business  Earned on day
                                            day                  request is
                                                                 received
 ------------------------------------------------------------------------------


 .Although redemption proceeds will normally be wired as described above, each Fund reserves the right to pay redemption proceeds up to three busi-ness days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
 .To change the bank designated on your Account Application, you must send written instructions signed by an authorized person designated on the Account Application to the Transfer Agent.

 .Neither the Trust, Goldman Sachs nor any other institution assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.

                                                               SHAREHOLDER GUIDE


 What Else Do I Need To Know About Redemptions?

 The following generally applies to redemption requests:
 .Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.

 The Trust reserves the right to:

 .Redeem your shares if your account balance falls below the minimum as a result of a redemption. The Fund will give you 60 days' prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption. Different rules may apply to investors who have established brokerage accounts with Goldman Sachs in accordance with the terms and conditions of their account agreements.
 .Redeem your shares in other circumstances determined by the Board of Trust-ees to be in the best interest of the Trust.

 .Pay redemptions by a distribution in-kind of securities (instead of cash).
  If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

 .Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to the Fund as undeliverable or remain uncashed for six months. In addition, that distribution and all future distributions payable to you will be reinvested at NAV in additional Fund shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

 Can I Exchange My Investment From One Fund To Another?
 You may exchange FST Shares of a Fund at NAV for shares of the corresponding class of any other Goldman Sachs Fund. The exchange privilege may be materi-ally modified or withdrawn at any time upon 60 days' written notice to you.

  INSTRUCTIONS FOR EXCHANGING SHARES:
 -------------------------------------------------------------------
  BY WRITING:      .Write a letter of instruction that includes:
                   .Your name(s) and signature(s)
                   .Your account number
                   .The Fund names and Class of Shares
                   .The dollar amount to be exchanged
                   .Mail the request to:
                    Goldman Sachs Funds
                    4900 Sears Tower - 60th Floor
                    Chicago, IL 60606-6372
 -------------------------------------------------------------------
  BY TELEPHONE:    If you have elected the telephone exchange
                   privilege on your Account Application:
                   .1-800-621-2550
                    (8:00 a.m. to 4:00 p.m. New York time)
 -------------------------------------------------------------------

 You should keep in mind the following factors when making or considering an exchange:
 .You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.

 .All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund, except that this requirement may be waived at the discretion of the Trust.
 .Telephone exchanges normally will be made only to an identically registered account.
 .Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
 .Exchanges are available only in states where exchanges may be legally made. .It may be difficult to make telephone exchanges in times of drastic eco-
  nomic or market conditions.
 .Goldman Sachs may use reasonable procedures described under "What Do I Need to Know About Telephone Redemption Requests?" in an effort to prevent unau-thorized or fraudulent telephone exchange requests.

 For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should con-sult your tax adviser concerning the tax consequences of an exchange.

 What Types Of Reports Will Be Sent Regarding Investments In FST Shares?

 Recordholders will receive an annual report containing audited financial statements and a semi-annual report. To eliminate unnecessary duplication, only one copy of such reports will be sent to shareholders with the same mailing address. If you would like a duplicate copy to be mailed to you, please contact Goldman Sachs Funds at 1-800-621-2550. Recordholders will also be provided with an individual monthly statement. Any dividends and distributions paid by the Funds are also reflected in regular statements issued by the Funds to recordholders. If you purchase shares through an institution or other intermediary, the institution or intermediary is responsible for providing these or other reports to their customers who are the beneficial owners of the Fund shares in accordance with the rules that apply to their accounts with the institution or intermediary.

Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should con-sult your tax adviser about the federal, state, local or foreign tax conse-quences of your investment in the Funds.

Unless your investment is an IRA or other tax-advantaged accounts, you should consider the possible tax consequences of Fund distributions.

TAXES ON DISTRIBUTIONS: Except for the Tax-Free Money Market Fund, distribu-tions of investment income are taxable as ordinary income for federal tax pur-poses, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. To the extent that Fund distributions are attributable to interest on federal obligations or interest on obligations of your state of residence or its municipalities or authorities, they will in most cases be exempt from state and local income taxes. Distributions from the Tax-Free Money Market Fund that are designated as "exempt interest dividends" are generally not subject to fed-eral income tax. Distributions of short-term capital gains are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. The Funds will inform shareholders of the character and tax status of all distributions promptly after the close of each calendar year.

You should note that a portion of the exempt-interest dividends paid by the Tax-Free Money Market Fund may be a preference item when determining your fed-eral alternative minimum tax liability. Exempt-interest dividends are also taken into account in determining the taxable portion of social security or railroad retirement benefits. Any interest on indebtedness incurred by you to purchase or carry shares in the Tax-Free Money Market Fund generally will not be deductible for federal income tax purposes.

OTHER INFORMATION: When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Fund must withhold 31% of your taxable distributions and any redemption pro-ceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so. Non-U.S. investors may be subject to U.S. withholding and estate tax.

Appendix A
Additional Information on Portfolio
Risks, Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental policies and investment restrictions that cannot be changed without shareholder approval. You should note, however, that all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objective, you should consider whether that Fund remains an appropriate invest-ment in light of your then current financial position and needs.

U.S. TREASURY OBLIGATIONS AND U.S. GOVERNMENT SECURITIES. U.S. Treasury Obligations include securities issued or issued or guaranteed by the U.S. Treasury ("U.S. Treasury Obligations"). Payment of principal and interest on these obligations is backed by the full faith and credit of the U.S. government. U.S. Treasury Obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS").

U.S. Government Securities are obligations issued or guaranteed by U.S. govern-ment agencies, authorities, instrumentalities or sponsored enterprises ("U.S. Government Securities"). Unlike U.S. Treasury Obligations, U.S. Government Securities can be supported by either (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("Ginnie Mae"));
(b) the right of the issuer to borrow from the U.S. Treasury (such as securi-ties of the Student Loan Marketing Association); (c) the discretionary author-ity of the U.S. government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")); or (d) only the credit of the issu-er.

U.S. Government Securities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid. U.S. Government Securities also include zero coupon bonds.

                                                                      APPENDIX A


Some Funds invest in U.S. Treasury Obligations and certain U.S. Government Securities the interest from which is generally exempt from state income taxa-tion. Securities generally eligible for this exemption include those issued by the U.S. Treasury and certain agencies, authorities or instrumentalities of the U.S. government, including the Federal Home Loan Banks, Federal Farm Credit Banks, Tennessee Valley Authority and Student Loan Marketing Association.

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authori-ties, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

BANK OBLIGATIONS. Bank obligations include certificates of deposit, commercial paper, unsecured bank promissory notes, bankers' acceptances, time deposits and other debt obligations. Certain Funds may invest in obligations issued or backed by U.S. banks when a bank has more than $1 billion in total assets at the time of purchase or is a branch or subsidiary of such a bank. In addition, certain Funds may invest in U.S. dollar-denominated obligations issued or guaranteed by foreign banks that have more than $1 billion in total assets at the time of purchase, U.S. branches of such foreign banks (Yankee obligations), foreign branches of such foreign banks and foreign branches of U.S. banks having more than $1 billion in total assets at the time of purchase. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation.

If a Fund invests more than 25% of its total assets in bank obligations (whether foreign or domestic), it may be especially affected by favorable and adverse developments in or related to the banking industry. The activities of U.S. and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of opera-tions and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate mar-kets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

COMMERCIAL PAPER. A Fund may invest in commercial paper, including variable amount master demand notes and asset-backed commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. The commercial paper purchased by a Fund consists of direct U.S. dollar-denominated obligations of domestic or, in the case of certain Funds, foreign issuers.

SHORT-TERM OBLIGATIONS. A Fund may invest in other short-term obligations, including short-term funding agreements payable in U.S. dollars and issued or guaranteed by U.S. corporations, foreign corporations or other entities. A funding agreement is a contract between an issuer and a purchaser that obli-gates the issuer to pay a guaranteed rate of interest on a principal sum depos-ited by the purchaser. Funding agreements will also guarantee a stream of pay-ments over time. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaran-teed for a set time period. Because there is normally no secondary market for these investments, funding agreements purchased by a Fund may be regarded as illiquid.

REPURCHASE AGREEMENTS. Certain Funds may enter into repurchase agreements with primary dealers in U.S. Government Securities and banks affiliated with primary dealers. Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price.

If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer addi-tional losses if a court determines that the Fund's interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Distribu-tions of the income from repurchase agreements will be taxable to a Fund's shareholders. In addition, certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

ASSET-BACKED AND RECEIVABLES-BACKED SECURITIES. Certain Funds may invest in asset-backed and receivables-backed securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed and receivables-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed and receivables-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in such securities will

                                                                      APPENDIX A

be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. In addition, securities that are backed by credit card, automobile and similar types of receivables generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

FOREIGN GOVERNMENT OBLIGATIONS AND RELATED FOREIGN RISKS. Certain Funds may invest in foreign government obligations. Foreign government obligations are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs.

Investments by a Fund in foreign securities, whether issued by a foreign gov-ernment, bank, corporation or other issuer, may present a greater degree of risk than investments in securities of domestic issuers because of less public-ly-available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

MUNICIPAL OBLIGATIONS. Certain Funds may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia. Municipal obligations in which a Fund may invest consist of fixed rate notes and similar debt instruments; variable and floating rate demand instruments; tax-exempt commercial paper; municipal bonds; and unrated notes, paper, bonds or other instruments.

MUNICIPAL NOTES AND BONDS. Municipal notes include tax anticipation notes ("TANs"), revenue anticipation notes ("RANs"), bond anticipation notes ("BANs"), tax and revenue anticipation notes ("TRANs") and construction loan notes. Municipal bonds include general obligation bonds and revenue bonds. Gen-eral obligation bonds are backed by the taxing power of the issuing municipal-ity and are considered the safest type of municipal obligation. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. Revenue bonds also include lease rental revenue bonds which are issued by a state or local authority for capital projects and are secured by annual lease payments from the state or local-ity sufficient to cover debt service on the authority's obligations. Industrial development bonds ("private activity bonds") are a specific type of revenue bond backed by the credit and security of a private user and, therefore, have more potential risk. Municipal bonds may be issued in a variety of forms, including commercial paper, tender option bonds and variable and floating rate securities.

TENDER OPTION BONDS. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept ten-dered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund's average portfolio maturity. There is a risk that a Fund will not be con-sidered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, a payment default or a disqualifica-tion from tax-exempt status.

REVENUE ANTICIPATION WARRANTS. Revenue Anticipation Warrants ("RAWs") are issued in anticipation of the issuer's receipt of revenues and present the risk that such revenues will be insufficient to satisfy the issuer's payment obliga-tions. The entire amount of principal and interest on RAWs is due at maturity. RAWs, including those with a maturity of more than 397 days, may also be repackaged as instruments which include a demand feature that permits the holder to sell the RAWs to a bank or other financial institution at a purchase price equal to par plus accrued interest on each interest rate reset date.

INDUSTRIAL DEVELOPMENT BONDS. Certain Funds may invest in industrial develop-ment bonds (private activity bonds). Industrial development bonds are a spe-cific type of revenue bond backed by the credit and security of a private user, the interest from which would be an item of tax preference when distributed by a Fund as "exempt-interest dividends" to shareholders under the AMT.

                                                                      APPENDIX A

OTHER MUNICIPAL OBLIGATION POLICIES. Certain Funds may invest 25% or more of the value of their respective total assets in municipal obligations which are related in such a way that an economic, business or political development or change affecting one municipal obligation would also affect the other municipal obligation. For example, a Fund may invest all of its assets in (a) municipal obligations the interest of which is paid solely from revenues from similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities; (b) municipal obligations whose issuers are in the same state; or (c) industrial development obligations. Concentration of a Fund's investments in these municipal obligations will subject the Fund, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration.

Municipal obligations may be backed by letters of credit or other forms of credit enhancement issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States or by other financial insti-tutions. The credit quality of these banks and financial institutions could, therefore, cause a loss to a Fund that invests in municipal obligations. Let-ters of credit and other obligations of foreign banks and financial institu-tions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regu-lation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and are gener-ally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks. In addition, the Funds may acquire securities in the form of custodial receipts which evidence ownership of future interest pay-ments, principal payments or both on obligations of certain state and local governments and authorities.

In order to enhance the liquidity, stability or quality of a municipal obliga-tion, a Fund may acquire the right to sell the obligation to another party at a guaranteed price and date.

CUSTODIAL RECEIPTS. Certain Funds may also acquire U.S. Government Securities in the form of custodial receipts. Custodial receipts evidence ownership of future interest payments, principal payments or both on notes or bonds issued or guaranteed as to principal or interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities. For certain securi-ties law purposes, custodial receipts are not considered obligations of the U.S. government.

OTHER INVESTMENT COMPANIES. A Fund may invest in securities of other investment companies subject to statutory limitations prescribed by the Act. These limita-tions include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other investment compa-nies will have investment objectives, policies and restrictions substantially similar to those of the acquiring Fund and will be subject to substantially the same risks.

FLOATING AND VARIABLE RATE OBLIGATIONS. The Funds may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. Subject to the conditions for using amortized cost valuation under the Act, a Fund may consider the maturity of a variable or floating rate obli-gation to be shorter than its ultimate stated maturity if the obligation is a U.S. Treasury Obligation or U.S. Government Security, if the obligation has a remaining maturity of 397 calendar days or less, or if the obligation has a demand feature that permits the Fund to receive payment at any time or at spec-ified intervals not exceeding 397 calendar days. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable, both of which may be issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States. A Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. The Funds may purchase when-issued securities and enter into forward commitments. When-issued securities are securities that have been authorized, but not yet issued. When-issued secu-rities are purchased in order to secure what is considered to be an advanta-geous price and yield to a Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell secu-rities for a fixed price at a future date beyond the customary settlement peri-od.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

                                                                      APPENDIX A

ILLIQUID SECURITIES. Each Fund may invest up to 10% of its net assets in illiq-uid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:
 .Both domestic and foreign securities that are not readily marketable
 .Certain municipal leases and participation interests
 .Certain stripped mortgage-backed securities
 .Repurchase agreements and time deposits with a notice or demand period of more than seven days
 .Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called "4(2) commercial paper" or is oth-erwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

Investing in restricted securities may decrease the liquidity of a Fund's port-folio.

BORROWINGS. Each Fund may borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its net assets. For more information, see the Addi-tional Statement.

DOWNGRADED SECURITIES. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

Appendix B
Financial Highlights

 The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects finan-cial results for a single Fund share. The total returns in the table repre-sent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The Pre-mium Money Market Fund terminated as of March 31, 2000. This information has been audited by Arthur Andersen LLP, whose report, along with a Fund's financial statements, is included in the Fund's annual report (available upon request without charge).

 PRIME OBLIGATIONS FUND


                                             NET ASSET
                                             VALUE AT     NET     DISTRIBUTIONS
                                             BEGINNING INVESTMENT      TO
                                             OF PERIOD INCOME(A)  SHAREHOLDERS
-------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
1999-FST shares                                $1.00     $0.05       $(0.05)
1999-FST Preferred shares                       1.00      0.05        (0.05)
1999-FST Administration shares                  1.00      0.05        (0.05)
1999-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1998-FST shares                                 1.00      0.05        (0.05)
1998-FST Preferred shares                       1.00      0.05        (0.05)
1998-FST Administration shares                  1.00      0.05        (0.05)
1998-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1997-FST shares                                 1.00      0.05        (0.05)
1997-FST Preferred shares                       1.00      0.05        (0.05)
1997-FST Administration shares                  1.00      0.05        (0.05)
1997-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1996-FST shares                                 1.00      0.05        (0.05)
1996-FST Preferred Shares (commenced May 1)     1.00      0.03        (0.03)
1996-FST Administration shares                  1.00      0.05        (0.05)
1996-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1995-FST shares                                 1.00      0.06        (0.06)
1995-FST Administration shares                  1.00      0.06        (0.06)
1995-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------

(a) Calculated based on the average shares outstanding methodology.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the invest-ment at the net asset value at the end of the period.

(c) Annualized.

                                                                      APPENDIX B





                                                              RATIOS ASSUMING NO
                                                            WAIVER OF FEES AND NO
                                                             EXPENSE LIMITATIONS
                                                           ------------------------
                         NET                  RATIO OF NET             RATIO OF NET
NET ASSET             ASSETS AT  RATIO OF NET  INVESTMENT   RATIO OF    INVESTMENT
VALUE AT                 END     EXPENSES TO   INCOME TO   EXPENSES TO  INCOME TO
   END       TOTAL    OF PERIOD  AVERAGE NET  AVERAGE NET  AVERAGE NET AVERAGE NET
OF PERIOD  RETURN(B)  (IN 000'S)    ASSETS       ASSETS      ASSETS       ASSETS
-----------------------------------------------------------------------------------
  $1.00      5.18%    $8,062,549     0.18%        5.09%       0.23%        5.04%
   1.00      5.07        219,711     0.28         4.87        0.33         4.82
   1.00      4.91      1,051,831     0.43         4.88        0.48         4.83
   1.00      4.65        690,741     0.68         4.60        0.73         4.55
-----------------------------------------------------------------------------------
   1.00      5.55      5,831,773     0.18         5.39        0.24         5.33
   1.00      5.45        132,558     0.28         5.26        0.34         5.20
   1.00      5.29        331,196     0.43         5.14        0.49         5.08
   1.00      5.03        336,205     0.68         4.89        0.74         4.83
-----------------------------------------------------------------------------------
   1.00      5.60      3,867,739     0.18         5.46        0.23         5.41
   1.00      5.50        152,767     0.28         5.38        0.33         5.33
   1.00      5.34        241,607     0.43         5.22        0.48         5.17
   1.00      5.08        176,133     0.68         4.97        0.73         4.92
-----------------------------------------------------------------------------------
   1.00      5.41      3,901,797     0.18         5.29        0.23         5.24
   1.00      5.28(c)     127,126     0.28(c)      5.19(c)     0.33(c)      5.14(c)
   1.00      5.14        215,898     0.43         5.06        0.48         5.01
   1.00      4.88        115,114     0.68         4.78        0.73         4.73
-----------------------------------------------------------------------------------
   1.00      6.02      3,295,791     0.18         5.86        0.22         5.82
   1.00      5.75        147,894     0.43         5.59        0.47         5.55
   1.00      5.49         65,278     0.68         5.33        0.72         5.29
-----------------------------------------------------------------------------------

 MONEY MARKET FUND



                                        NET ASSET
                                        VALUE AT     NET     DISTRIBUTIONS
                                        BEGINNING INVESTMENT      TO
                                        OF PERIOD  INCOME/A/ SHAREHOLDERS
--------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
1999 - FST shares                         $1.00     $0.05       $(0.05)
1999 - FST Preferred shares                1.00      0.05        (0.05)
1999 - FST Administration shares           1.00      0.05        (0.05)
1999 - FST Service shares                  1.00      0.05        (0.05)
--------------------------------------------------------------------------
1998 - FST shares                          1.00      0.05        (0.05)
1998 - FST Preferred shares                1.00      0.05        (0.05)
1998 - FST Administration shares           1.00      0.05        (0.05)
1998 - FST Service shares                  1.00      0.05        (0.05)
--------------------------------------------------------------------------
1997 - FST shares                          1.00      0.06        (0.06)
1997 - FST Preferred shares                1.00      0.05        (0.05)
1997 - FST Administration shares           1.00      0.05        (0.05)
1997 - FST Service shares                  1.00      0.05        (0.05)
--------------------------------------------------------------------------
1996 - FST shares                          1.00      0.05        (0.05)
1996 - FST Preferred shares (commenced
 May 1)                                    1.00      0.03        (0.03)
1996 - FST Administration shares           1.00      0.05        (0.05)
1996 - FST Service shares                  1.00      0.05        (0.05)
--------------------------------------------------------------------------
1995 - FST shares                          1.00      0.06        (0.06)
1995 - FST Administration shares           1.00      0.06        (0.06)
1995 - FST Service shares (commenced
 July 14)                                  1.00      0.02        (0.02)
--------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

c Annualized.

                                                                      APPENDIX B




                                                            RATIOS ASSUMING NO
                                                          WAIVER OF FEES AND NO
                                                           EXPENSE LIMITATIONS
                                                         ------------------------
                       NET                  RATIO OF NET             RATIO OF NET
NET ASSET           ASSETS AT  RATIO OF NET  INVESTMENT   RATIO OF    INVESTMENT
VALUE AT               END     EXPENSES TO   INCOME TO   EXPENSES TO  INCOME TO
   END     TOTAL    OF PERIOD  AVERAGE NET  AVERAGE NET  AVERAGE NET AVERAGE NET
OF PERIOD RETURN/B/ (IN 000'S)    ASSETS       ASSETS      ASSETS       ASSETS
---------------------------------------------------------------------------------
  $1.00      5.18%  $8,747,861     0.18%        5.08%       0.22%        5.04%
   1.00      5.07      241,179     0.28         4.99        0.32         4.95
   1.00      4.92      403,602     0.43         4.81        0.47         4.77
   1.00      4.66      305,972     0.68         4.53        0.72         4.49
---------------------------------------------------------------------------------
   1.00      5.55    4,995,782     0.18         5.40        0.23         5.35
   1.00      5.45       93,218     0.28         5.30        0.33         5.25
   1.00      5.29      399,474     0.43         5.16        0.48         5.11
   1.00      5.03      496,520     0.68         4.86        0.73         4.81
---------------------------------------------------------------------------------
   1.00      5.63    4,346,519     0.18         5.50        0.23         5.45
   1.00      5.53       20,258     0.28         5.44        0.33         5.39
   1.00      5.37      221,256     0.43         5.26        0.48         5.21
   1.00      5.11      316,304     0.68         4.99        0.73         4.94
---------------------------------------------------------------------------------
   1.00      5.45    2,540,366     0.18         5.33        0.23         5.28
   1.00      5.31c      17,510     0.28c        5.23c       0.33c        5.18c
   1.00      5.19      165,766     0.43         5.04        0.48         4.99
   1.00      4.93      234,376     0.68         4.84        0.73         4.79
---------------------------------------------------------------------------------
   1.00      6.07    2,069,197     0.15         5.89        0.23         5.81
   1.00      5.80      137,412     0.40         5.61        0.48         5.53
   1.00      5.41c       4,219     0.65c        4.93c       0.73c        4.85c
---------------------------------------------------------------------------------

 PREMIUM MONEY MARKET FUND



                                             NET ASSET
                                             VALUE AT     NET     DISTRIBUTIONS
                                             BEGINNING INVESTMENT      TO
                                             OF PERIOD INCOME(A)  SHAREHOLDERS
-------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
1999-FST shares                                $1.00     $0.05       $(0.05)
1999-FST Preferred shares                       1.00      0.05        (0.05)
1999-FST Administration shares                  1.00      0.05        (0.05)
1999-FST Service shares                         1.00      0.04        (0.04)
-------------------------------------------------------------------------------
1998-FST shares                                 1.00      0.05        (0.05)
1998-FST Preferred shares                       1.00      0.05        (0.05)
1998-FST Administration shares                  1.00      0.05        (0.05)
1998-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
FOR THE PERIOD ENDED DECEMBER 31,
1997-FST shares (commenced August 1)            1.00      0.02        (0.02)
1997-FST Preferred shares (commenced August
 1)                                             1.00      0.02        (0.02)
1997-FST Administration shares (commenced
 August 1)                                      1.00      0.02        (0.02)
1997-FST Service shares (commenced August
 1)                                             1.00      0.02        (0.02)
-------------------------------------------------------------------------------

(a) Calculated based on the average shares outstanding methodology.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the invest-ment at the net asset value at the end of the period.

(c) Annualized.

                                                                      APPENDIX B





                                                            RATIOS ASSUMING NO
                                                          WAIVER OF FEES AND NO
                                                           EXPENSE LIMITATIONS
                                                         ------------------------
                        NET
                     ASSETS AT              RATIO OF NET             RATIO OF NET
NET ASSET               END    RATIO OF NET  INVESTMENT   RATIO OF    INVESTMENT
VALUE AT             OF PERIOD EXPENSES TO   INCOME TO   EXPENSES TO  INCOME TO
   END       TOTAL      (IN    AVERAGE NET  AVERAGE NET  AVERAGE NET AVERAGE NET
OF PERIOD  RETURN/B/  000'S)      ASSETS       ASSETS      ASSETS       ASSETS
---------------------------------------------------------------------------------
  $1.00     5.10%    $312,507      0.18%        4.96%       0.23%        4.91%
   1.00     5.00       50,847      0.28         4.82        0.33         4.77
   1.00     4.84       18,670      0.43         4.78        0.48         4.73
   1.00     4.58       17,312      0.68         4.44        0.73         4.39
---------------------------------------------------------------------------------
   1.00     5.55      479,851      0.16         5.38        0.29         5.25
   1.00     5.45      107,517      0.26         5.29        0.39         5.16
   1.00     5.29       13,728      0.41         5.08        0.54         4.95
   1.00     5.03       19,655      0.66         4.79        0.79         4.66
---------------------------------------------------------------------------------
   1.00     5.73(c)   218,192      0.08(c)      5.59(c)     0.43(c)      5.24(c)
   1.00     5.62(c)       558      0.18(c)      5.50(c)     0.53(c)      5.15(c)
   1.00     5.47(c)     1,457      0.33(c)      5.33(c)     0.68(c)      4.98(c)
   1.00     5.20(c)       814      0.58(c)      5.17(c)     0.93(c)      4.82(c)
---------------------------------------------------------------------------------

 TREASURY OBLIGATIONS FUND



                                            NET ASSET
                                            VALUE AT     NET     DISTRIBUTIONS
                                            BEGINNING INVESTMENT      TO
                                            OF PERIOD INCOME/A/  SHAREHOLDERS
------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
1999 - FST shares                             $1.00     $0.05       $(0.05)
1999 - FST Preferred shares                    1.00      0.05        (0.05)
1999 - FST Administration shares               1.00      0.05        (0.05)
1999 - FST Service shares                      1.00      0.04        (0.04)
------------------------------------------------------------------------------
1998 - FST shares                              1.00      0.05        (0.05)
1998 - FST Preferred shares                    1.00      0.05        (0.05)
1998 - FST Administration shares               1.00      0.05        (0.05)
1998 - FST Service shares                      1.00      0.05        (0.05)
------------------------------------------------------------------------------
1997 - FST shares                              1.00      0.05        (0.05)
1997 - FST Preferred shares                    1.00      0.05        (0.05)
1997 - FST Administration shares               1.00      0.05        (0.05)
1997 - FST Service shares                      1.00      0.05        (0.05)
------------------------------------------------------------------------------
1996 - FST shares                              1.00      0.05        (0.05)
1996 - FST Preferred shares (commenced May
 1)                                            1.00      0.03        (0.03)
1996 - FST Administration shares               1.00      0.05        (0.05)
1996 - FST Service shares                      1.00      0.05        (0.05)
------------------------------------------------------------------------------
1995 - FST shares                              1.00      0.06        (0.06)
1995 - FST Administration shares               1.00      0.06        (0.06)
1995 - FST Service shares                      1.00      0.05        (0.05)
------------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

c Annualized.

                                                                      APPENDIX B




                                                             RATIOS ASSUMING NO
                                                           WAIVER OF FEES AND NO
                                                            EXPENSE LIMITATIONS
                                                          ------------------------
                        NET                  RATIO OF NET             RATIO OF NET
NET ASSET            ASSETS AT  RATIO OF NET  INVESTMENT   RATIO OF    INVESTMENT
VALUE AT                END     EXPENSES TO   INCOME TO   EXPENSES TO  INCOME TO
   END      TOTAL    OF PERIOD  AVERAGE NET  AVERAGE NET  AVERAGE NET AVERAGE NET
OF PERIOD  RETURN/B/ (IN 000'S)    ASSETS       ASSETS      ASSETS       ASSETS
----------------------------------------------------------------------------------
  $1.00      4.88%   $2,320,581     0.18%        4.75%       0.23%        4.70%
   1.00      4.78       297,925     0.28         4.67        0.33         4.62
   1.00      4.62     1,157,825     0.43         4.53        0.48         4.48
   1.00      4.36       569,993     0.68         4.28        0.73         4.23
----------------------------------------------------------------------------------
   1.00      5.40     3,521,389     0.18         5.22        0.23         5.17
   1.00      5.29       285,240     0.28         5.20        0.33         5.15
   1.00      5.14     1,080,454     0.43         4.94        0.48         4.89
   1.00      4.87       501,619     0.68         4.69        0.73         4.64
----------------------------------------------------------------------------------
   1.00      5.50     2,217,943     0.18         5.36        0.23         5.31
   1.00      5.40       245,355     0.28         5.32        0.33         5.27
   1.00      5.24       738,865     0.43         5.12        0.48         5.07
   1.00      4.98       312,991     0.68         4.87        0.73         4.82
----------------------------------------------------------------------------------
   1.00      5.35     2,291,051     0.18         5.22        0.24         5.16
   1.00      5.24c       46,637     0.28c        5.11c       0.34c        5.05c
   1.00      5.09       536,895     0.43         4.97        0.49         4.91
   1.00      4.83       220,560     0.68         4.72        0.74         4.66
----------------------------------------------------------------------------------
   1.00      5.96     1,587,715     0.18         5.73        0.23         5.68
   1.00      5.69       283,186     0.43         5.47        0.48         5.42
   1.00      5.43       139,117     0.68         5.21        0.73         5.16
----------------------------------------------------------------------------------

 TREASURY INSTRUMENTS FUND



                                             NET ASSET
                                             VALUE AT     NET     DISTRIBUTIONS
                                             BEGINNING INVESTMENT      TO
                                             OF PERIOD INCOME/A/  SHAREHOLDERS
-------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
1999 - FST shares                              $1.00     $0.05       $(0.05)
1999 - FST Preferred shares                     1.00      0.04        (0.04)
1999 - FST Administration shares                1.00      0.04        (0.04)
1999 - FST Service shares                       1.00      0.04        (0.04)
-------------------------------------------------------------------------------
1998 - FST shares                               1.00      0.05        (0.05)
1998 - FST Preferred shares                     1.00      0.05        (0.05)
1998 - FST Administration shares                1.00      0.05        (0.05)
1998 - FST Service shares                       1.00      0.04        (0.04)
-------------------------------------------------------------------------------
FOR THE PERIOD ENDED DECEMBER 31,
1997 - FST shares (commenced March 3)           1.00      0.04        (0.04)
1997 - FST Preferred shares (commenced
 May 30)                                        1.00      0.03        (0.03)
1997 - FST Administration shares (commenced
 April 1)                                       1.00      0.04        (0.04)
1997 - FST Service shares (commenced
 March 5)                                       1.00      0.04        (0.04)
-------------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

c Annualized.

                                                                      APPENDIX B





                                                            RATIOS ASSUMING NO
                                                          WAIVER OF FEES AND NO
                                                           EXPENSE LIMITATIONS
                                                         ------------------------
                        NET
                     ASSETS AT              RATIO OF NET             RATIO OF NET
NET ASSET               END    RATIO OF NET  INVESTMENT   RATIO OF    INVESTMENT
VALUE AT             OF PERIOD EXPENSES TO   INCOME TO   EXPENSES TO  INCOME TO
   END       TOTAL      (IN    AVERAGE NET  AVERAGE NET  AVERAGE NET AVERAGE NET
OF PERIOD  RETURN/B/  000'S)      ASSETS       ASSETS      ASSETS       ASSETS
---------------------------------------------------------------------------------
  $1.00      4.60%   $428,732      0.18%        4.51%       0.24%        4.45%
   1.00      4.49         208      0.28         4.53        0.34         4.47
   1.00      4.34      67,748      0.43         4.29        0.49         4.23
   1.00      4.08      42,095      0.68         4.07        0.74         4.01
---------------------------------------------------------------------------------
   1.00      5.05     822,207      0.18         4.74        0.29         4.63
   1.00      4.94           2      0.28         4.68        0.39         4.57
   1.00      4.79      23,676      0.43         4.62        0.54         4.51
   1.00      4.53      17,128      0.68         4.37        0.79         4.26
---------------------------------------------------------------------------------
   1.00      5.25c    496,419      0.18c        5.09c       0.29c        4.98c
   1.00      5.13c          2      0.28c        5.00c       0.39c        4.89c
   1.00      4.99c      4,159      0.43c        4.84c       0.54c        4.73c
   1.00      4.71c     20,177      0.68c        4.62c       0.79c        4.51c
---------------------------------------------------------------------------------

 GOVERNMENT FUND



                                            NET ASSET
                                            VALUE AT     NET     DISTRIBUTIONS
                                            BEGINNING INVESTMENT      TO
                                            OF PERIOD INCOME/A/  SHAREHOLDERS
------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
1999 - FST shares                             $1.00     $0.05       $(0.05)
1999 - FST Preferred shares                    1.00      0.05        (0.05)
1999 - FST Administration shares               1.00      0.05        (0.05)
1999 - FST Service shares                      1.00      0.04        (0.04)
------------------------------------------------------------------------------
1998 - FST shares                              1.00      0.05        (0.05)
1998 - FST Preferred shares                    1.00      0.05        (0.05)
1998 - FST Administration shares               1.00      0.05        (0.05)
1998 - FST Service shares                      1.00      0.05        (0.05)
------------------------------------------------------------------------------
1997 - FST shares                              1.00      0.05        (0.05)
1997 - FST Preferred shares                    1.00      0.05        (0.05)
1997 - FST Administration shares               1.00      0.05        (0.05)
1997 - FST Service shares                      1.00      0.05        (0.05)
------------------------------------------------------------------------------
1996 - FST shares                              1.00      0.05        (0.05)
1996 - FST Preferred shares (commenced May
 1)                                            1.00      0.03        (0.03)
1996 - FST Administration shares               1.00      0.05        (0.05)
1996 - FST Service shares                      1.00      0.05        (0.05)
------------------------------------------------------------------------------
1995 - FST shares                              1.00      0.06        (0.06)
1995 - FST Administration shares               1.00      0.06        (0.06)
1995 - FST Service shares (commenced May
 16)                                           1.00      0.03        (0.03)
------------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and complete redemption of the investment at the net asset value at the end of the period.

c Annualized.

                                                                      APPENDIX B




                                                             RATIOS ASSUMING NO
                                                           WAIVER OF FEES AND NO
                                                            EXPENSE LIMITATIONS
                                                          ------------------------
                        NET                  RATIO OF NET             RATIO OF NET
NET ASSET            ASSETS AT  RATIO OF NET  INVESTMENT   RATIO OF    INVESTMENT
VALUE AT                END     EXPENSES TO   INCOME TO   EXPENSES TO  INCOME TO
   END       TOTAL   OF PERIOD  AVERAGE NET  AVERAGE NET  AVERAGE NET AVERAGE NET
OF PERIOD  RETURN/B/ (IN 000'S)    ASSETS       ASSETS      ASSETS       ASSETS
----------------------------------------------------------------------------------
  $1.00      5.03%   $2,260,275     0.18%        4.91%       0.22%        4.87%
   1.00      4.93       181,155     0.28         4.81        0.32         4.77
   1.00      4.77       519,266     0.43         4.67        0.47         4.63
   1.00      4.51       435,192     0.68         4.35        0.72         4.31
----------------------------------------------------------------------------------
   1.00      5.46     1,563,875     0.18         5.32        0.23         5.27
   1.00      5.36       245,628     0.28         5.15        0.33         5.10
   1.00      5.20       407,363     0.43         5.06        0.48         5.01
   1.00      4.94       699,481     0.68         4.83        0.73         4.78
----------------------------------------------------------------------------------
   1.00      5.54     1,478,539     0.18         5.41        0.24         5.35
   1.00      5.43         7,147     0.28         5.34        0.34         5.28
   1.00      5.28       299,804     0.43         5.15        0.49         5.09
   1.00      5.02       580,200     0.68         4.91        0.74         4.85
----------------------------------------------------------------------------------
   1.00      5.38       858,769     0.18         5.25        0.24         5.19
   1.00      5.26c          112     0.28c        5.14c       0.34c        5.08c
   1.00      5.12       145,108     0.43         5.01        0.49         4.95
   1.00      4.86       223,554     0.68         4.74        0.74         4.68
----------------------------------------------------------------------------------
   1.00      6.00       743,884     0.18         5.81        0.24         5.75
   1.00      5.74        82,386     0.43         5.54        0.49         5.48
   1.00      5.40c       14,508     0.68c        5.08c       0.74c        5.02c
----------------------------------------------------------------------------------

 FEDERAL FUND



                                             NET ASSET
                                             VALUE AT     NET     DISTRIBUTIONS
                                             BEGINNING INVESTMENT      TO
                                             OF PERIOD INCOME/A/  SHAREHOLDERS
-------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
1999 - FST shares                              $1.00     $0.05       $(0.05)
1999 - FST Preferred shares                     1.00      0.05        (0.05)
1999 - FST Administration shares                1.00      0.05        (0.05)
1999 - FST Service shares                       1.00      0.04        (0.04)
-------------------------------------------------------------------------------
1998 - FST shares                               1.00      0.05        (0.05)
1998 - FST Preferred shares                     1.00      0.05        (0.05)
1998 - FST Administration shares                1.00      0.05        (0.05)
1998 - FST Service shares                       1.00      0.05        (0.05)
-------------------------------------------------------------------------------
FOR THE PERIOD ENDED DECEMBER 31,
1997 - FST shares (commenced February 28)       1.00      0.05        (0.05)
1997 - FST Preferred shares (commenced May
 30)                                            1.00      0.03        (0.03)
1997 - FST Administration shares (commenced
 April 1)                                       1.00      0.04        (0.04)
1997 - FST Service shares (commenced March
 25)                                            1.00      0.04        (0.04)
-------------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

c Annualized.

                                                                      APPENDIX B





                                                              RATIOS ASSUMING NO
                                                            WAIVER OF FEES AND NO
                                                             EXPENSE LIMITATIONS
                                                           ------------------------
                         NET                  RATIO OF NET             RATIO OF NET
NET ASSET             ASSETS AT  RATIO OF NET  INVESTMENT   RATIO OF    INVESTMENT
VALUE AT                 END     EXPENSES TO   INCOME TO   EXPENSES TO  INCOME TO
   END       TOTAL    OF PERIOD  AVERAGE NET  AVERAGE NET  AVERAGE NET AVERAGE NET
OF PERIOD  RETURN/B/  (IN 000'S)    ASSETS       ASSETS      ASSETS       ASSETS
-----------------------------------------------------------------------------------
  $1.00      5.05%    $4,206,119     0.18%        4.96%       0.23%        4.91%
   1.00      4.94        186,590     0.28         5.05        0.33         5.00
   1.00      4.79        789,529     0.43         4.71        0.48         4.66
   1.00      4.53        478,635     0.68         4.46        0.73         4.41
-----------------------------------------------------------------------------------
   1.00      5.41      2,346,254     0.18         5.24        0.24         5.18
   1.00      5.31         26,724     0.28         5.20        0.34         5.14
   1.00      5.15        690,084     0.43         5.02        0.49         4.96
   1.00      4.89        321,124     0.68         4.78        0.74         4.72
-----------------------------------------------------------------------------------
   1.00      5.51(c)   1,125,681     0.18(c)      5.39(c)     0.27(c)      5.30(c)
   1.00      5.43(c)     194,375     0.28(c)      5.26(c)     0.37(c)      5.17(c)
   1.00      5.27(c)     625,334     0.43(c)      5.15(c)     0.52(c)      5.06(c)
   1.00      5.00(c)     228,447     0.68(c)      4.78(c)     0.77(c)      4.69(c)
-----------------------------------------------------------------------------------

 TAX-FREE MONEY MARKET FUND



                                            NET ASSET
                                            VALUE AT     NET     DISTRIBUTIONS
                                            BEGINNING INVESTMENT      TO
                                            OF PERIOD INCOME/A/  SHAREHOLDERS
------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
1999 - FST shares                             $1.00     $0.03       $(0.03)
1999 - FST Preferred shares                    1.00      0.03        (0.03)
1999 - FST Administration shares               1.00      0.03        (0.03)
1999 - FST Service shares                      1.00      0.03        (0.03)
------------------------------------------------------------------------------
1998 - FST shares                              1.00      0.03        (0.03)
1998 - FST Preferred shares                    1.00      0.03        (0.03)
1998 - FST Administration shares               1.00      0.03        (0.03)
1998 - FST Service shares                      1.00      0.03        (0.03)
------------------------------------------------------------------------------
1997 - FST shares                              1.00      0.04        (0.04)
1997 - FST Preferred shares                    1.00      0.03        (0.03)
1997 - FST Administration shares               1.00      0.03        (0.03)
1997 - FST Service shares                      1.00      0.03        (0.03)
------------------------------------------------------------------------------
1996 - FST shares                              1.00      0.03        (0.03)
1996 - FST Preferred shares (commenced May
 1)                                            1.00      0.02        (0.02)
1996 - FST Administration shares               1.00      0.03        (0.03)
1996 - FST Service shares                      1.00      0.03        (0.03)
------------------------------------------------------------------------------
1995 - FST shares                              1.00      0.04        (0.04)
1995 - FST Administration shares               1.00      0.04        (0.04)
1995 - FST Service shares                      1.00      0.03        (0.03)
------------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

c Annualized.

                                                                      APPENDIX B




                                                              RATIOS ASSUMING NO
                                                            WAIVER OF FEES AND NO
                                                             EXPENSE LIMITATIONS
                                                           ------------------------
                         NET                  RATIO OF NET             RATIO OF NET
NET ASSET             ASSETS AT  RATIO OF NET  INVESTMENT   RATIO OF    INVESTMENT
VALUE AT                 END     EXPENSES TO   INCOME TO   EXPENSES TO  INCOME TO
   END       TOTAL    OF PERIOD  AVERAGE NET  AVERAGE NET  AVERAGE NET AVERAGE NET
OF PERIOD  RETURN/B/  (IN 000'S)    ASSETS       ASSETS      ASSETS       ASSETS
-----------------------------------------------------------------------------------
  $1.00      3.13%    $1,775,327     0.18%        3.12%       0.22%        3.08%
   1.00      3.03         31,359     0.28         2.99        0.32         2.95
   1.00      2.88        127,967     0.43         2.81        0.47         2.77
   1.00      2.62         69,465     0.68         2.61        0.72         2.57
-----------------------------------------------------------------------------------
   1.00      3.34      1,456,002     0.18         3.28        0.23         3.23
   1.00      3.24         20,882     0.28         3.17        0.33         3.12
   1.00      3.08        146,800     0.43         3.04        0.48         2.99
   1.00      2.83         50,990     0.68         2.77        0.73         2.72
-----------------------------------------------------------------------------------
   1.00      3.54        939,407     0.18         3.50        0.24         3.44
   1.00      3.43         35,152     0.28         3.39        0.34         3.33
   1.00      3.28        103,049     0.43         3.27        0.49         3.21
   1.00      3.02         42,578     0.68         3.01        0.74         2.95
-----------------------------------------------------------------------------------
   1.00      3.39        440,838     0.18         3.35        0.23         3.30
   1.00      3.30(c)      28,731     0.28(c)      3.26(c)     0.33(c)      3.21(c)
   1.00      3.13         51,661     0.43         3.10        0.48         3.05
   1.00      2.88         19,855     0.68         2.85        0.73         2.80
-----------------------------------------------------------------------------------
   1.00      3.89        448,367     0.14         3.81        0.24         3.71
   1.00      3.63         20,939     0.39         3.54        0.49         3.44
   1.00      3.38         19,860     0.64         3.32        0.74         3.22
-----------------------------------------------------------------------------------

Index

   1 General
     Investment
     Management
     Approach
   5 Fund
     Investment
     Objectives
     and
     Strategies
  10 Principal
     Risks of the
     Funds
  14 Fund
     Performance
  22 Fund Fees and
     Expenses
  26 Service
     Providers
  29 Dividends

  31 Shareholder Guide
      31 How to Buy Shares
      34 How to Sell Shares
  39 Taxation
  40 Appendix A
     Additional Information
     on Portfolio Risks,
     Securities and
     Techniques
  48 Appendix B
     Financial Highlights

Financial Square Funds
Prospectus (FST Shares)


 FOR MORE INFORMATION

 Annual/Semi-annual Report

 Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders.

 Statement of Additional Information
 Additional information about the Funds and their policies is also available in the Funds' Statement of Additional Information ("Additional Statement"). The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

 The Funds' annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

 To obtain other information and for shareholder inquiries:
 By telephone - Call 1-800-621-2550
 By mail - Goldman Sachs Funds, 4900 Sears Tower - 60th Floor, Chicago, IL 60606-6372
 By e-mail - gs-funds@gs.com
 On the Internet - Text-only versions of the Funds' documents are located online and may be downloaded from:

    SEC EDGAR database - http://www.sec.gov

 You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

                            [LOGO OF GOLDMAN SACHS]

         The Funds' investment company registration number is 811-5349.

  Goldman Sachs Financial Square Funds sm is a service mark of Goldman Sachs &
                                    Co.
FSPROINSTMM

  Prospectus

  GOLDMAN SACHS FINANCIAL SQUARE FUNDS/SM/

FST SERVICE
SHARES

May 1, 2000

 . Prime
  Obligations
  Fund

 . Money Market
  Fund

 . Treasury
  Obligations
  Fund

 . Treasury
  Instruments
  Fund

 . Government
  Fund

 . Federal Fund

 . Tax- Free
  Money
  Market Fund

[LOGO OF GOLDMAN SACHS]

  THE SECURITIES AND EXCHANGE COMMISSION HAS
  NOT APPROVED OR DISAPPROVED THESE
  SECURITIES OR PASSED UPON THE ADEQUACY OF
  THIS PROSPECTUS. ANY REPRESENTATION TO THE
  CONTRARY IS A CRIMINAL OFFENSE.

  AN INVESTMENT IN A FUND IS NOT A BANK
  DEPOSIT AND IS NOT INSURED BY THE FEDERAL
  DEPOSIT INSURANCE CORPORATION OR ANY OTHER
  GOVERNMENT AGENCY. ALTHOUGH A FUND SEEKS TO
  PRESERVE THE VALUE OF YOUR INVESTMENT AT
  $1.00 PER SHARE, IT IS POSSIBLE TO LOSE
  MONEY BY INVESTING IN A FUND.

[GRAPHIC]

   NOT FDIC-INSURED              MAY LOSE VALUE    NO BANK GUARANTEE

General Investment Management Approach

 Goldman Sachs Asset Management ("GSAM"), a unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as Investment Adviser to the Funds. GSAM is referred to in this Prospectus as the "Invest-ment Adviser."

 Goldman Sachs' Money Market Investment Philosophy:
 The Money Market Funds are managed to seek preservation of capital, daily liquidity and maximum current income. With each Fund, the Investment Adviser follows a conservative, risk-managed investment process that seeks to:
 .Manage credit risk
 .Manage interest rate risk
 .Manage liquidity

 Since 1981, the Investment Adviser has actively managed the Goldman Sachs Money Market Funds to provide investors with the greatest possible preserva-tion of principal and income potential.

--------------------------------------------------------------------------------


 Investment Process

 1.MANAGING CREDIT RISK

 The Investment Adviser's process for managing risk emphasizes:

 .INTENSIVE RESEARCH--The Credit Department, a separate operating entity of Goldman Sachs, approves all credits for the Funds. Sources for the Credit Department's analysis include third-party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as the Investment Research, Legal and Compliance departments of Goldman Sachs.
 .TIMELY UPDATES--A Credit Department-approved list of securities is continuously communicated on a "real-time" basis to the portfolio management team via computer link.

 THE RESULT: AN "APPROVED" LIST OF HIGH-QUALITY CREDITS--The Investment Adviser's portfolio management team uses this approved list to construct portfolios which offer the best available risk-return tradeoff within the "approved" credit universe.

 2.MANAGING INTEREST RATE RISK

 Three main steps are followed in seeking to manage interest rate risk:
 .ESTABLISH WEIGHTED AVERAGE MATURITY (WAM) TARGET--WAM (the weighted average time until the yield of a portfolio reflects any changes in the current interest rate environment) is constantly revisited and adjusted as market conditions change. An overall strategy is developed by the portfolio management team based on insights gained from weekly meetings with both Goldman Sachs economists and economists from outside the firm.
 .IMPLEMENT OPTIMUM PORTFOLIO STRUCTURE--Proprietary models that seek the optimum balance of risk and return, in conjunction with the Investment Adviser's analysis of factors such as market events, short-term interest rates and each Fund's asset volatility, are used to identify the most effective portfolio structure.
 .CONDUCT RIGOROUS ANALYSIS OF NEW SECURITIES--The Investment Adviser's five-step process includes legal, credit, historical index and liquidity analysis, as well as price stress testing to determine suitability for money market mutual funds.

 3. MANAGING LIQUIDITY

 Factors that the Investment Adviser's portfolio managers continuously moni-tor and that affect liquidity of a money market portfolio include:
 .Each Fund's clients and factors that influence their asset volatility; .Technical events that influence the trading range of federal funds and other short-term fixed-income markets; and
 .Bid-ask spreads associated with securities in the portfolios.

 Benchmarks for the Money Market Funds are the IBC FINANCIAL DATA UNIVERSAL AVERAGES. Each Fund tracks the IBC Index which best corresponds to the Fund's eligible investments.

--------------------------------------------------------------------------------

                                          GENERAL INVESTMENT MANAGEMENT APPROACH

 .THE FUNDS: Each Fund's securities are valued by the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended (the "Act"). Under Rule 2a-7, each Fund may invest only in U.S. dollar-denominated securities that are determined to present minimal credit risk and meet certain other criteria, including conditions relating to maturity, diversification and credit quality. These operating policies may be more restrictive than the fundamental policies set forth in the State-ment of Additional Information (the "Additional Statement").

  .TAXABLE FUNDS: Prime Obligations, Money Market, Treasury Obligations and
   Government Funds.
  .TAX-ADVANTAGED FUNDS: Treasury Instruments and Federal Funds.

  .TAX-EXEMPT FUND: Tax-Free Money Market Fund.
 .THE INVESTORS: The Funds are designed for institutional investors seeking a high rate of return, a stable net asset value ("NAV") and convenient liqui-dation privileges. The Funds are particularly suitable for banks, corpora-tions and other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their customers. Shares of the Government Fund are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration ("NCUA") Rules and Regulations and NCUA Letter Number
  155. The Fund intends to review changes in the applicable laws, rules and regulations governing eligible investments for federally chartered credit unions, and to take such action as may be necessary so that the investments of the Fund qualify as eligible investments under the Federal Credit Union Act and the regulations thereunder. Shares of the Government Fund, however, may or may not qualify as eligible investments for particular state-chart-ered credit unions. A state-chartered credit union should consult qualified legal counsel to determine whether the Government Fund is a permissible investment under the law applicable to it.

 .NAV: Each Fund seeks to maintain a stable NAV of $1.00 per share. There can be no assurance that a Fund will be able at all times to maintain a NAV of $1.00 per share.
 .MAXIMUM REMAINING MATURITY OF PORTFOLIO INVESTMENTS: 13 months (as deter-
  mined pursuant to Rule 2a-7) at the time of purchase.
 .DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY ("WAM"): Not more than 90 days
  (as required by Rule 2a-7).

 .INVESTMENT RESTRICTIONS: Each Fund is subject to certain investment restrictions that are described in detail under "Investment Restrictions" in the Additional Statement. Fundamental investment restrictions of a Fund cannot be changed without approval of a majority of the outstanding shares of that Fund. The Treasury Obligations Fund's policy of limiting its investments to U.S. Treasury Obligations (as defined in Appendix A) and related repurchase agreements is also fundamental. All investment objec-tives and policies not specifically designated as fundamental are non-fun-damental and may be changed without shareholder approval.

 .DIVERSIFICATION: Diversification can help a Fund reduce the risks of investing. In accordance with current regulations of the Securities and Exchange Commission (the "SEC"), each Fund may not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer. However, a Fund may invest up to 25% of the value of its total assets in the securities of a single issuer for up to three business days. These limitations do not apply to cash, certain repurchase agree-ments, U.S. Government Securities (as defined in Appendix A) or securities of other investment companies. In addition, securities subject to certain unconditional guarantees and securities that are not "First Tier Securi-ties" as defined by the SEC are subject to different diversification requirements as described in the Additional Statement.

Fund Investment Objectives and Strategies


 INVESTMENT OBJECTIVES

 The Prime Obligations, Money Market, Treasury Obligations, Treasury Instru-ments, Government, Federal and Tax-Free Money Market Funds seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

 TAXABLE AND TAX-ADVANTAGED FUNDS:

 The Prime Obligations and Money Market Funds pursue their investment objec-tives by investing in U.S. Government Securities, obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities and repurchase agreements. The Money Mar-ket Fund may also invest in U.S. dollar-denominated obligations of foreign banks, foreign companies and foreign governments. The Treasury Obligations Fund pursues its investment objective by investing in securities issued by the U.S. Treasury and repurchase agreements relating to such securities. The Government Fund pursues its investment objective by investing in U.S. Gov-ernment Securities and repurchase agreements relating to such securities. The Treasury Instruments and Federal Funds pursue their investment objec-tives by limiting their investments to certain U.S. Treasury Obligations and U.S. Government Securities, respectively, the interest from which is gener-ally exempt from state income taxation. You should consult your tax adviser to determine whether distributions from the Treasury Instruments and Federal Funds (and any other Fund that may hold such obligations) derived from interest on such obligations are exempt from state income taxation in your own state.

 In order to obtain a rating from a rating organization, the Prime Obliga-tions, Money Market, Treasury Obligations, Treasury Instruments, Government and Federal Funds will observe special investment restrictions.

 TAX-EXEMPT FUND:

 The Tax-Free Money Market Fund pursues its investment objective by investing in securities issued by or on behalf of states, territories, and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which, if any, is in the opinion of bond counsel excluded from gross income for federal income tax purposes, and not an item of tax preference under the federal alternative minimum tax ("AMT").

 PRINCIPAL INVESTMENT STRATEGIES

 The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Funds' annual and semi-annual reports. For more information see Appendix A.

 Investment Policies Matrix



                         U.S. TREASURY U.S. GOVERNMENT            BANK               COMMERCIAL
  FUND                    OBLIGATIONS    SECURITIES           OBLIGATIONS              PAPER
 -------------------------------------------------------------------------------------------------
  Prime Obligations            ./1/           .                    .                     .
                                                           U.S. banks only/2/
 -------------------------------------------------------------------------------------------------
  Money Market                 ./1/           .                    .                     .
                                                        Over 25% of total assets  U.S. and foreign
                                                        must be invested in U.S.  (US$) commercial
                                                       and foreign (US$) banks/3/      paper
 -------------------------------------------------------------------------------------------------
  Treasury Obligations         ./4/
 -------------------------------------------------------------------------------------------------
  Treasury Instruments         ./4/
 -------------------------------------------------------------------------------------------------
  Government                   ./1/          .
 -------------------------------------------------------------------------------------------------
  Federal                      ./1/          .


 -------------------------------------------------------------------------------------------------
  Tax-Free Money Market                                                                  .
                                                                                  Tax-exempt only
 -------------------------------------------------------------------------------------------------

 NOTE: SEE APPENDIX A FOR A DESCRIPTION OF, AND CERTAIN CRITERIA APPLICABLE TO, EACH OF THESE CATEGORIES OF INVESTMENTS.

  1 Issued or guaranteed by the U.S. Treasury.

  2 Including foreign branches of U.S. banks.

  3 If adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits) the Fund may, for temporary defensive purposes, invest less than 25% of its total assets in bank obligations.

  4 Issued by the U.S. Treasury.

  5 To the extent required by Rule 2a-7, asset-backed and receivables-backed securities will be rated by the requisite number of nationally recognized statistical rating organizations ("NRSROs").

  6 The Fund may invest in U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government. The Fund may also invest in U.S. dollar-denominated obligations issued or guaranteed by any entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs. The Fund may not invest more than 25% of its total assets in the securities of any one foreign government.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES


     SHORT-TERM
   OBLIGATIONS OF                       ASSET-BACKED AND       FOREIGN
  CORPORATIONS AND       REPURCHASE    RECEIVABLES-BACKED    GOVERNMENT
   OTHER ENTITIES        AGREEMENTS      SECURITIES/5/    OBLIGATIONS (US$)
---------------------------------------------------------------------------
          .                  .                 .
 U.S. entities only
---------------------------------------------------------------------------
          .                  .                 .                 .6
  U.S. and foreign
   (US$) entities

---------------------------------------------------------------------------
                             .
---------------------------------------------------------------------------

---------------------------------------------------------------------------
                             .
---------------------------------------------------------------------------
                             .
                      (Does not intend
                         to invest)
---------------------------------------------------------------------------


---------------------------------------------------------------------------

Investment Policies Matrix continued



                        TAXABLE             TAX-EXEMPT           CUSTODIAL    UNRATED
   FUND                MUNICIPALS           MUNICIPALS           RECEIPTS  SECURITIES/9/ INVESTMENT COMPANIES
-------------------------------------------------------------------------------------------------------------
 Prime Obligations        ./7/                                       .           .                .
                                                                                         Up to 10% of total
                                                                                         assets in other
                                                                                         investment companies

-------------------------------------------------------------------------------------------------------------
 Money Market             ./7/                                       .           .                .
                                                                                         Up to 10% of total
                                                                                         assets in other
                                                                                         investment companies


-------------------------------------------------------------------------------------------------------------
 Treasury Obligations

-------------------------------------------------------------------------------------------------------------
 Treasury Instruments


-------------------------------------------------------------------------------------------------------------
 Government                                                                                       .
                                                                                         Up to 10% of total
                                                                                         assets in other
                                                                                         investment companies

-------------------------------------------------------------------------------------------------------------
 Federal




-------------------------------------------------------------------------------------------------------------
 Tax-Free Money                                 .                    .           .                .
 Market                           At least 80% of net assets                             Up to 10% of total
                                  in tax-exempt municipal                                assets in other
                                  obligations (except in                                 investment companies
                                  extraordinary circumstances)/8
                                  /

-------------------------------------------------------------------------------------------------------------

 NOTE: SEE APPENDIX A FOR A DESCRIPTION OF, AND CERTAIN CRITERIA APPLICABLE TO, EACH OF THESE CATEGORIES OF INVESTMENTS.
  7 Will only make such investments when yields on such securities are attractive compared to other taxable investments.

  8 Ordinarily expect that 100% of a Fund's portfolio securities will be invested in municipal obligations, but the Fund may, for temporary defensive purposes, hold cash or invest in short-term taxable securities.

  9 To the extent permitted by Rule 2a-7, securities without short-term ratings may be purchased if they are deemed to be of comparable quality to First Tier Securities, or to the extent that a Fund may purchase Second Tier Securities, comparable in quality to Second Tier Securities. In addition, a Fund holding a security supported by a guarantee or demand feature may rely on the credit quality of the guarantee or demand feature in determining the credit quality of the investment.

 10 If such policy should change, private activity bonds subject to AMT would not exceed 20% of the Fund's net assets under normal market conditions.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES



      PRIVATE                                SUMMARY OF
     ACTIVITY           CREDIT              TAXATION FOR
       BONDS          QUALITY/9/          DISTRIBUTIONS/14/                  MISCELLANEOUS
------------------------------------------------------------------------------------------------------
         .          First Tier/12/  Taxable federal and state/15/ Reverse repurchase agreements not permitted
------------------------------------------------------------------------------------------------------
         .          First Tier/12/  Taxable federal and state/15/ May invest in obligations of the International
                                                                  Bank for Reconstruction
                                                                  and Development. Reverse
                                                                  repurchase agreements not
                                                                  permitted
------------------------------------------------------------------------------------------------------
                    First Tier/12/  Taxable federal and state/15/ Reverse repurchase agreements not permitted
------------------------------------------------------------------------------------------------------
                    First Tier/12/  Taxable federal and           Reverse repurchase agreements
                                    generally exempt from         not permitted
                                    state taxation
------------------------------------------------------------------------------------------------------
                    First Tier/12/  Taxable federal and state/15/ Reverse repurchase agreements not permitted
------------------------------------------------------------------------------------------------------
                    First Tier/12/  Taxable federal and           Under extraordinary circumstances,
                                    generally exempt from         may hold cash, U.S. Government
                                    state taxation                Securities subject to state taxation
                                                                  or cash equivalents. Reverse
                                                                  repurchase agreements not permitted
------------------------------------------------------------------------------------------------------
 (Does not          First/12/ or    Tax-exempt federal            May (but does not currently intend
 intend to          Second Tier/13/ and taxable state/16/         to) invest up to 20% in securities
 invest)/10/,/11/                                                 subject to AMT and may temporarily
                                                                  invest in the taxable money market
                                                                  instruments described herein.
                                                                  Reverse repurchase agreements
                                                                  not permitted
------------------------------------------------------------------------------------------------------

 11 No more than 25% of the value of the Fund's total assets may be invested in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry.
 12 First Tier Securities are (a) rated in the highest short-term rating category by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings. U.S. Government Securities are considered First Tier Securities.
 13 Second Tier Securities are (a) rated in the top two short-term rating categories by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings.

 14 See "Taxation" for an explanation of the tax consequences summarized in the table above.
 15 Taxable in many states except for distributions from U.S. Treasury
    Obligation interest income and certain U.S. Government Securities interest income.
 16 Taxable except for distributions from interest on obligations of an investor's state of residence in certain states.

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete invest-ment program. There can be no assurance that a Fund will achieve its investment objective.



                               PRIME     MONEY    TREASURY
 .Applicable                 OBLIGATIONS  MARKET  OBLIGATIONS
--Not Applicable               FUND       FUND      FUND
------------------------------------------------------------
NAV                              .         .          .
Interest Rate                    .         .          .
Credit/Default                   .         .          .
Liquidity                        .         .          .
U.S. Government Securities       .         .         --
Concentration                   --         --        --
Foreign                         --         .         --
Banking Industry                --         .         --
Tax                             --         --        --
------------------------------------------------------------

                                                    PRINCIPAL RISKS OF THE FUNDS



                                     TAX-FREE
   TREASURY                           MONEY
  INSTRUMENTS     GOVERNMENT FEDERAL  MARKET
     FUND            FUND     FUND     FUND
---------------------------------------------
        .             .         .       .
        .             .         .       .
        .             .         .       .
        .             .         .       .
       --             .         .       --
       --             --       --       .
       --             --       --       --
       --             --       --       --
       --             --       --       .
---------------------------------------------

Risks that apply to all Funds:

 .NAV RISK--The risk that a Fund will not be able to maintain a NAV per share of $1.00 at all times.
 .INTEREST RATE RISK--The risk that during periods of rising interest rates, a Fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Fund's yield will tend to be higher.

 .CREDIT/DEFAULT RISK--The risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agree-ment, may default on its payment obligations. In addition, with respect to the Tax-Free Money Market Fund, risk of loss from payment default may also exist where municipal instruments are backed by foreign letters of credit or guaran-tees.
 .LIQUIDITY RISK--The risk that a Fund will be unable to pay redemption proceeds within the time period stated in this Prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.

Risk that applies to the Prime Obligations, Money Market, Government and Federal Funds:

 .U.S. GOVERNMENT SECURITIES RISK--The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Risks that apply to the Money Market Fund:

 .FOREIGN RISK--The risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries, less publicly available financial and other information, less stringent foreign securities regulations and accounting and disclosure standards, or other factors. The Money Market Fund may not invest more than 25% of its total assets in the securities of any one foreign government.

 .BANKING INDUSTRY RISK--The risk that if the Fund invests more than 25% of its total assets in bank obligations, an adverse development in the banking indus-try may affect the value of the Fund's investments more than if the Fund's investments were not invested to such a degree in the banking industry. Nor-mally, the Money Market Fund intends to invest more than 25% of its total assets in bank obligations. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles.

                                                    PRINCIPAL RISKS OF THE FUNDS

Risks that apply to the Tax-Free Money Market Fund:

 .CONCENTRATION RISK--The risk that if the Fund invests more than 25% of its total assets in issuers within the same state, industry or economic sector, an adverse economic, business or political development may affect the value of the Fund's investments more than if its investments were not so concentrated.

 .TAX RISK--The risk that future legislative or administrative changes or court decisions may materially affect the ability of the Fund to pay federal tax-exempt dividends. This Fund would not be a suitable investment for IRAs, other tax-exempt or tax-deferred accounts or for other investors who are not sensi-tive to the federal, state or local tax consequences of their investments.

More information about the Funds' portfolio securities and investment tech-niques, and their associated risks, is provided in Appendix A. You should con-sider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Fund Performance

 HOW THE FUNDS HAVE PERFORMED

 The bar chart and table below provide an indication of the risks of invest-ing in a Fund by showing: (a) changes in the performance of a Fund's Service Shares from year to year; and (b) the average annual returns of a Fund's Service Shares. Investors should be aware that the fluctuation of interest rates is one primary factor in performance volatility. The bar chart and table assume reinvestment of dividends and distributions. A Fund's past per-formance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund's performance would have been reduced. You may obtain a Fund's current yield by calling 1-800-621-2550.

                                                           FUND PERFORMANCE

Prime Obligations Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------


 Best Quarter:

 Q2 '95  1.38%


 Worst Quarter:

 Q2 '93  0.65%

                                                      [GRAPH]
                                                  1993    2.67%
                                                  1994    3.76%
                                                  1995    5.49%
                                                  1996    4.88%
                                                  1997    5.08%
                                                  1998    5.03%
                                                  1999    4.65%
 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31,
  1999                                1 YEAR 5 YEARS SINCE INCEPTION
 -------------------------------------------------------------------
  SERVICE SHARES (Inception 1/8/92)   4.65%   5.03%       4.36%
 -------------------------------------------------------------------

Money Market Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------


 Best Quarter:

 Q4 '97  1.28%


 Worst Quarter:

 Q2 '99  1.07%

                                                      [GRAPH]
                                                  1996    4.93%
                                                  1997    5.11%
                                                  1998    5.03%
                                                  1999    4.66%
 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31,
  1999                                1 YEAR SINCE INCEPTION
 -----------------------------------------------------------
  SERVICE SHARES (Inception 7/14/95)  4.66%       4.98%
 -----------------------------------------------------------

                                                           FUND PERFORMANCE

Treasury Obligations Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------


 Best Quarter:

 Q2 '95  1.37%


 Worst Quarter:

 Q2 '93  0.64%

                                                      [GRAPH]
                                                  1992    3.29%
                                                  1993    2.61%
                                                  1994    3.62%
                                                  1995    5.43%
                                                  1996    4.83%
                                                  1997    4.98%
                                                  1998    4.87%
                                                  1999    4.36%
 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31,
  1999                                 1 YEAR 5 YEARS SINCE INCEPTION
 --------------------------------------------------------------------
  SERVICE SHARES (Inception 10/15/91)  4.36%   4.89%       4.26%
 --------------------------------------------------------------------

Treasury Instruments Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------


 Best Quarter:

 Q2 '98  1.16%


 Worst Quarter:

 Q1 '99  0.94%

                                                      [GRAPH]
                                                  1998    4.53%
                                                  1999    4.08%
 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31,
  1999                                1 YEAR SINCE INCEPTION
 -----------------------------------------------------------
  SERVICE SHARES (Inception 3/5/97)   4.08%       4.42%
 -----------------------------------------------------------

                                                           FUND PERFORMANCE

Government Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:
 Q4 '97  1.26%

 Worst Quarter:

 Q2 '99  1.05%





                                                      [GRAPH]
                                                  1996    4.86%
                                                  1997    5.02%
                                                  1998    4.94%
                                                  1999    4.51%
 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31,
  1999                                1 YEAR SINCE INCEPTION
 -----------------------------------------------------------
  SERVICE SHARES (Inception 5/16/95)  4.51%       4.91%
 -----------------------------------------------------------

Federal Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:
 Q3 '98  1.23%

 Worst Quarter:

 Q2 '99  1.05%





                                                      [GRAPH]
                                                  1998    4.89%
                                                  1999    4.53%
 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31,
  1999                                1 YEAR SINCE INCEPTION
 -----------------------------------------------------------
  SERVICE SHARES (Inception 3/25/97)  4.53%       4.79%
 -----------------------------------------------------------

                                                           FUND PERFORMANCE

Tax-Free Money Market Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------


 Best Quarter:

 Q2 '95  0.89%


 Worst Quarter:

 Q1 '99  0.56%

                                                      [GRAPH]
                                                  1995    3.38%
                                                  1996    2.88%
                                                  1997    3.02%
                                                  1998    2.83%
                                                  1999    2.62%
 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31,
  1999                                1 YEAR 5 YEARS SINCE INCEPTION
 -------------------------------------------------------------------
  SERVICE SHARES (Inception 9/23/94)  2.62%   2.94%       2.95%
 -------------------------------------------------------------------

Fund Fees and Expenses (Service Shares)

This table describes the fees and expenses that you would pay if you buy and hold Service Shares of a Fund.



                                                                PRIME    MONEY
                                                             OBLIGATIONS MARKET
                                                                FUND      FUND
-------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT):
Maximum Sales Charge (Load) Imposed on Purchases                 None     None
Maximum Deferred Sales Charge (Load)                             None     None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends      None     None
Redemption Fees                                                  None     None
Exchange Fees                                                    None     None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):/1/
Management Fees/2/                                              0.205%   0.205%
Service Fees/3/                                                 0.500%   0.500%
Other Expenses/4/                                               0.025%   0.015%
-------------------------------------------------------------------------------
Total Fund Operating Expenses*                                  0.730%   0.720%
-------------------------------------------------------------------------------

See page 24 for all other footnotes.

 * As a result of the current waivers and expense limita-tions, "Other Expenses" and "Total Fund Operating
   Expenses" of the Funds which are actually incurred are as set forth below. The waivers and expense limita-tions may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other
   Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.


                                                               PRIME    MONEY
                                                            OBLIGATIONS MARKET
                                                               FUND      FUND
 -----------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):/1/
  Management Fees/2/                                           0.17%    0.17%
  Service Fees/3/                                              0.50%    0.50%
  Other Expenses/4/                                            0.01%    0.01%
 -----------------------------------------------------------------------------
  Total Fund Operating Expenses (after current waivers and
   expense limitations)                                        0.68%    0.68%
 -----------------------------------------------------------------------------

                                                          FUND FEES AND EXPENSES


                                                                                  TAX-FREE
   TREASURY           TREASURY                                                     MONEY
  OBLIGATIONS        INSTRUMENTS           GOVERNMENT           FEDERAL            MARKET
     FUND               FUND                  FUND               FUND               FUND
------------------------------------------------------------------------------------------
      None               None                 None                None              None
      None               None                 None                None              None
      None               None                 None                None              None
      None               None                 None                None              None
      None               None                 None                None              None
     0.205%             0.205%               0.205%              0.205%            0.205%
     0.500%             0.500%               0.500%              0.500%            0.500%
     0.025%             0.035%               0.015%              0.025%            0.015%
------------------------------------------------------------------------------------------
     0.730%             0.740%               0.720%              0.730%            0.720%
------------------------------------------------------------------------------------------



                                                                                  TAX-FREE
   TREASURY           TREASURY                                                     MONEY
  OBLIGATIONS        INSTRUMENTS           GOVERNMENT           FEDERAL            MARKET
     FUND               FUND                  FUND               FUND               FUND
 -----------------------------------------------------------------------------------------
      0.17%              0.17%                0.17%               0.19%             0.17%
      0.50%              0.50%                0.50%               0.50%             0.50%
      0.01%              0.01%                0.01%               0.01%             0.01%
 -----------------------------------------------------------------------------------------
      0.68%              0.68%                0.68%               0.70%             0.68%
 -----------------------------------------------------------------------------------------

Fund Fees and Expenses continued

/1/The Funds' annual operating expenses are based on actual expenses.

/2/The Investment Adviser has voluntarily agreed not to impose a portion of the management fee on the Federal Fund equal to 0.015% of the Federal Fund's aver-age daily net assets and equal to 0.035% of all other Funds' average daily net assets. AS A RESULT OF FEE WAIVERS, THE CURRENT MANAGEMENT FEES OF THE FEDERAL FUND AND ALL OTHER FUNDS IS 0.19% AND 0.17%, RESPECTIVELY, OF SUCH FUND'S AVER-AGE DAILY NET ASSETS. THE WAIVERS MAY BE TERMINATED AT ANY TIME AT THE OPTION OF THE INVESTMENT ADVISER.
/3/Service Organizations may charge other fees directly to their customers who are beneficial owners of Service Shares in connection with their customers' accounts. Such fees may affect the return customers realize with respect to their investments.
/4/The Investment Adviser has voluntarily agreed to reduce or limit "Other Expenses" of each Fund (excluding management fees, service fees, taxes, inter-est, brokerage fees and litigation, indemnification and other extraordinary expenses) to 0.01% of each Fund's average daily net assets.

                                                          FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Service Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your invest-ment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assump-tions your costs would be:


FUND                   1 YEAR 3 YEARS 5 YEARS 10 YEARS
------------------------------------------------------
PRIME OBLIGATIONS       $75    $233    $406     $906
------------------------------------------------------
MONEY MARKET            $74    $230    $401     $894
------------------------------------------------------
TREASURY OBLIGATIONS    $75    $233    $406     $906
------------------------------------------------------
TREASURY INSTRUMENTS    $76    $237    $411     $918
------------------------------------------------------
GOVERNMENT              $74    $230    $401     $894
------------------------------------------------------
FEDERAL                 $75    $233    $406     $906
------------------------------------------------------
TAX-FREE MONEY MARKET   $74    $230    $401     $894
------------------------------------------------------

Service Organizations that invest in Service Shares on behalf of their custom-ers may charge other fees directly to their customer accounts in connection with their investments. You should contact your Service Organization for infor-mation regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain Service Organizations that invest in Service Shares may receive other compensation in connection with the sale and distribution of Service Shares or for services to their customers' accounts and/or the Funds. For additional information regarding such compensation, see "Shareholder Guide" in the Pro-spectus and "Other Information" in the Additional Statement.

Service Providers

 INVESTMENT ADVISER

 As of September 1, 1999, the Investment Management Division ("IMD") was established as a new operating division of Goldman Sachs. This newly created entity includes GSAM. GSAM, 32 Old Slip, New York, New York 10005, acts as Investment Adviser to the Funds. Goldman Sachs registered as an investment adviser in 1981. The Goldman Sachs Group, L.P., which controlled the Invest-ment Adviser, merged into The Goldman Sachs Group, Inc. as a result of an initial public offering. As of December 31, 1999, GSAM, along with other units of IMD, had assets under management of $258.5 billion.

 The Investment Adviser provides day-to-day advice regarding the Funds' port-folio transactions. The Investment Adviser also performs the following serv-ices for the Funds:
 .Continually manages each Fund, including the purchase, retention and dispo-
  sition of securities and other assets
 .Administers each Fund's business affairs
 .Performs various recordholder servicing functions (to the extent not pro-vided by other organizations)

 Pursuant to an SEC order, each Taxable and Tax-Advantaged Fund may enter into principal transactions in certain taxable money market instruments, including repurchase agreements, with Goldman Sachs.

                                                          SERVICE PROVIDERS


 MANAGEMENT FEES

 As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund's average daily net assets):

                                          ACTUAL RATE FOR THE
                                          FISCAL YEAR ENDED
  FUND                   CONTRACTUAL RATE DECEMBER 31, 1999
 ------------------------------------------------------------
  Prime Obligations           0.205%             0.17%
 ------------------------------------------------------------
  Money Market                0.205%             0.17%
 ------------------------------------------------------------
  Treasury Obligations        0.205%             0.17%
 ------------------------------------------------------------
  Treasury Instruments        0.205%             0.17%
 ------------------------------------------------------------
  Government                  0.205%             0.17%
 ------------------------------------------------------------
  Federal                     0.205%             0.17%
 ------------------------------------------------------------
  Tax-Free Money Market       0.205%             0.17%
 ------------------------------------------------------------

 The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

 DISTRIBUTOR AND TRANSFER AGENT


 Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Funds' transfer agent (the "Transfer Agent") and, as such, performs various shareholder servicing functions.

 From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

 YEAR 2000

 Goldman Sachs spent a total of approximately $185 million over the past sev-eral years to address the potential hardware, software and other computer and technology issues and related concerns associated with the transition to Year 2000 and to confirm that its service providers did the same. As a result of those efforts, Goldman Sachs has not experienced any material dis-ruptions in its operations in connection with, or following, the transition to the Year 2000.

Dividends

Dividends will be distributed monthly. You may choose to have dividends paid in:
 .Cash
 .Additional shares of the same class of the same Fund

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the applicable Fund.

All or substantially all of each Fund's net investment income will be declared as a dividend daily. Dividends will normally, but not always, be declared as of the following times:


                       DIVIDEND DECLARATION TIME
FUND                        (NEW YORK TIME)
------------------------------------------------
Prime Obligations              5:00 p.m.
------------------------------------------------
Money Market                   4:00 p.m.
------------------------------------------------
Treasury Obligations           5:00 p.m.
------------------------------------------------
Treasury Instruments           4:00 p.m.
------------------------------------------------
Government                     5:00 p.m.
------------------------------------------------
Federal                        4:00 p.m.
------------------------------------------------
Tax-Free Money Market          4:00 p.m.
------------------------------------------------

Dividends will be reinvested as of the last calendar day of each month. Cash distributions normally will be paid on or about the first business day of each month. Net short-term capital gains, if any, will be distributed in accordance with federal income tax requirements and may be reflected in a Fund's daily distributions.

Each Fund may distribute at least annually other realized capital gains, if any, after reduction by available capital losses. In order to avoid excessive fluctuations in the amount of monthly capital gains distributions, a portion of any net capital gains realized on the disposition of securities during the months of November and December may be distributed during the subsequent calen-dar year. Although realized gains and losses on the assets of a Fund are reflected in the NAV of the Fund, they are not expected to be of an amount which would affect the Fund's NAV of $1.00 per share.

The income declared as a dividend for the Prime Obligations, Treasury Obliga-tions and Government Funds is based on estimates of net investment income for each Fund. Actual income may differ from estimates, and differences, if any, will be included in the calculation of subsequent dividends.

Shareholder Guide

 The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds' Service Shares.

 HOW TO BUY SHARES


 How Can I Purchase Service Shares Of The Funds?
 Generally, Service Shares may be purchased only through institutions that have agreed to provide account administration and personal and account main-tenance services to their customers who are the beneficial owners of Service Shares. These institutions are called "Service Organizations." Customers of a Service Organization will normally give their purchase instructions to the Service Organization, and the Service Organization will, in turn, place pur-chase orders with Goldman Sachs. Service Organizations will set times by which purchase orders and payments must be received by them from their cus-tomers. Generally, Service Shares may be purchased from the Funds on any business day at their NAV next determined after receipt of an order by Goldman Sachs from a Service Organization. Shares begin earning dividends after the Fund's receipt of the purchase amount in federal funds. No sales load is charged.

 Service Organizations are responsible for transmitting purchase orders and payments to Goldman Sachs in a timely fashion. Service Organizations should place a purchase order in writing or by telephone.


 --------------------------------------------------------
  BY WRITING:      Goldman Sachs Funds
                   4900 Sears Tower - 60th Floor
                   Chicago, IL 60606-6372
 --------------------------------------------------------
  BY TELEPHONE:    1-800-621-2550
                   (8:00 a.m. to 4:00 p.m. New York time)
 --------------------------------------------------------

 Before or immediately after placing an initial purchase order, a Service Organization should complete and send to Goldman Sachs the Account Applica-tion.

 In certain instances, the Trust may require a signature guarantee in order to effect purchase, redemption or exchange transactions. Signature guaran-tees must be obtained from a bank, brokerage firm or other financial inter-mediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a signa-ture guarantee.

 Service Organizations may send their payments as follows:
 .Wire federal funds to The Northern Trust Company ("Northern"), as sub-cus-todian for State Street Bank and Trust Company ("State Street") (each Fund's custodian); OR

 .Send a check or Federal Reserve draft payable to Goldman Sachs Funds -
  (Name of Fund and Class of Shares), 4900 Sears Tower - 60th Floor, Chicago, IL 60606-6372. The Funds will not accept a check drawn on a foreign bank or a third-party check.

 IT IS STRONGLY RECOMMENDED THAT PAYMENT BE EFFECTED BY WIRING FEDERAL FUNDS TO NORTHERN.

 It is expected that Federal Reserve drafts will ordinarily be converted to federal funds on the day of receipt and that checks will be converted to federal funds within two business days after receipt.

 When Do Shares Begin Earning Dividends?
 Dividends begin to accrue as follows:


  IF AN EFFECTIVE ORDER AND FEDERAL FUNDS ARE RECEIVED:   DIVIDENDS BEGIN:
 --------------------------------------------------------------------------
  MONEY MARKET, TREASURY OBLIGATIONS AND FEDERAL FUNDS:
   .By 3:00 p.m. New York time                            Same business day
   .After 3:00 p.m. New York time                         Next business day
 --------------------------------------------------------------------------
  PRIME OBLIGATIONS, TREASURY OBLIGATIONS AND GOVERNMENT
   FUNDS:
   .By 5:00 p.m. New York time                            Same business day
   .After 5:00 p.m. New York time                         Next business day
 --------------------------------------------------------------------------
  TAX-FREE MONEY MARKET FUND:
   .By 2:00 p.m. New York time                            Same business day
   .After 2:00 p.m. New York time                         Next business day
 --------------------------------------------------------------------------

 What Do I Need To Know About Service Organizations?
 Service Organizations may provide the following services in connection with their customers' investments in Service Shares:
 .Acting, directly or through an agent, as the sole shareholder of record .Maintaining account records for customers
 .Processing orders to purchase, redeem or exchange shares for customers .Responding to inquiries from prospective and existing shareholders .Assisting customers with investment procedures

 In addition, some (but not all) Service Organizations are authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on

                                                               SHAREHOLDER GUIDE

 behalf of their customers, and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:
 .A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a business day, and the order will be priced at the Fund's NAV next deter-mined after such acceptance.
 .Service Organizations or intermediaries will be responsible for transmit-ting accepted orders and payments to the Trust within the time period agreed upon by them.

 You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

 Pursuant to a service plan adopted by the Trust's Board of Trustees, Service Organizations are entitled to receive payment for their services from the Trust of up to 0.50% (on an annualized basis) of the average daily net assets of the Service Shares of the Funds, which are attributable to or held in the name of the Service Organization for its customers.

 The Investment Adviser, Distributor and/or their affiliates may pay addi-tional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Service Organizations and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds.

 In addition to Service Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), and are entitled to different services than Service Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

 What Is My Minimum Investment In The Funds?

 ----------------------------------------------------
  Minimum initial investment      $10 million (may be
                                  allocated among the
                                  Funds)
 ----------------------------------------------------
  Minimum account balance         $10 million
 ----------------------------------------------------
  Minimum subsequent investments  None
 ----------------------------------------------------

 A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Service Shares and may establish other require-ments such as a minimum account balance. A Service Organization may redeem Service Shares held by non-complying accounts, and may impose a charge for any special services.

 What Else Should I Know About Share Purchases?
 The Trust reserves the right to:
 .Modify or waive the minimum investment and minimum account balance require-
  ment.
 .Reject any purchase order for any reason.

 The Funds may allow Service Organizations to purchase shares with securities instead of cash if consistent with a Fund's investment policies and opera-tions and if approved by the Fund's Investment Adviser.

 How Are Shares Priced?
 The price you pay or receive when you buy, sell or exchange Service Shares is determined by a Fund's NAV. The Funds calculate NAV as follows:

                 (Value of Assets of the Class)
                  - (Liabilities of the Class)
     NAV = _______________________________
                 Number of Outstanding Shares of the Class



  FUND                                           NAV CALCULATED
 ------------------------------------------------------------------------------
  MONEY MARKET, TREASURY          As of the close of regular trading of the
   INSTRUMENTS, FEDERAL AND TAX-  New York Stock Exchange (normally
   FREE MONEY                     4:00 p.m. New York time) on each business day
   MARKET
 ------------------------------------------------------------------------------
  PRIME OBLIGATIONS, TREASURY     As of 5:00 p.m. New York time on each
   OBLIGATIONS AND GOVERNMENT     business day
 ------------------------------------------------------------------------------

 .NAV per share of each class is calculated by State Street on each business day. Fund shares will be priced on any day the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for local holidays.
 .On any business day when the Bond Market Association ("BMA") recommends that the securities markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund's closing time and credit will be given to the next business day.
 .The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as permit-ted by the SEC.

 To help each Fund maintain its $1.00 constant share price, portfolio securi-ties are valued at amortized cost in accordance with SEC regulations. Amor-tized cost will normally approximate market value. There can be no assurance that a Fund will be able at all times to maintain a NAV of $1.00 per share.

                                                               SHAREHOLDER GUIDE


 HOW TO SELL SHARES


 How Can I Sell Service Shares Of The Funds?
 Generally, Service Shares may be sold (redeemed) only through Service Orga-nizations. Customers of a Service Organization will normally give their redemption instructions to the Service Organization, and the Service Organi-zation will, in turn, place redemption orders with the Funds. GENERALLY, EACH FUND WILL REDEEM ITS SERVICE SHARES UPON REQUEST ON ANY BUSINESS DAY AT THEIR NAV NEXT DETERMINED AFTER RECEIPT OF SUCH REQUEST IN PROPER FORM. A Service Organization may request redemptions in writing or by telephone if the optional telephone redemption privilege is elected on the Account Application.


 --------------------------------------------------------------
  BY WRITING:      Goldman Sachs Funds
                   4900 Sears Tower - 60th Floor
                   Chicago, IL 60606-6572
 --------------------------------------------------------------
  BY TELEPHONE:    If you have elected the telephone redemption
                   privilege on your Account Application:
                   .1-800-621-2550
                    (8:00 a.m. to 4:00 p.m. New York time)
 --------------------------------------------------------------

 Certain Service Organizations are authorized to accept redemption requests on behalf of the Funds as described under "What Do I Need To Know About Service Organizations?" A redemption may also be made with respect to cer-tain Funds by means of the check redemption privilege described in the Addi-tional Statement.

 What Do I Need To Know About Telephone Redemption Requests?

 The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized tele-phone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

 .All telephone requests are recorded.
 .Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
 .The telephone redemption option may be modified or terminated at any time.

 NOTE: IT MAY BE DIFFICULT TO MAKE TELEPHONE REDEMPTIONS IN TIMES OF DRASTIC ECONOMIC OR MARKET CONDITIONS.

 When Will Redemption Proceeds Be Wired?
 Redemption proceeds will normally be wired to the bank account designated on a Service Organization's Account Application as follows:


  REDEMPTION REQUEST RECEIVED        REDEMPTION PROCEEDS         DIVIDENDS
 -------------------------------------------------------------------------------
  MONEY MARKET, TREASURY
   INSTRUMENTS AND FEDERAL FUNDS:
 -------------------------------------------------------------------------------
   .By 3:00 p.m. New York time     Wired same business day Not earned on day
                                                           request is received
   .After 3:00 p.m. New York time  Wired next business day Earned on day request is received
 -------------------------------------------------------------------------------
  PRIME OBLIGATIONS, TREASURY
   OBLIGATIONS AND GOVERNMENT:
 -------------------------------------------------------------------------------
   .By 5:00 p.m. New York time     Wired same business day Not earned on day
                                                           request is received
   .After 5:00 p.m. New York time  Wired next business day Earned on day request is received
 -------------------------------------------------------------------------------
  TAX-FREE MONEY MARKET FUND:
 -------------------------------------------------------------------------------
   .By 1:00 p.m. New York time     Wired same business day Not earned on day
                                                           request is received
   .After 1:00 p.m. New York time  Wired next business day Earned on day request is received
 -------------------------------------------------------------------------------

 .Although redemption proceeds will normally be wired as described above, each Fund reserves the right to pay redemption proceeds up to three busi-ness days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.

                                                               SHAREHOLDER GUIDE

 .Neither the Trust, Goldman Sachs nor any other institution assumes any responsibility for the performance of intermediaries or your Service Organ-ization in the transfer process. If a problem with such performance arises, you should deal directly with such intermediaries or Service Organizations.

 What Else Do I Need To Know About Redemptions?
 The following generally applies to redemption requests:
 .Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
 .Service Organizations are responsible for the timely transmittal of redemp-tion requests by their customers to the Transfer Agent. In order to facili-tate the timely transmittal of redemption requests, Service Organizations may set times by which they must receive redemption requests. Service Orga-nizations may also require additional documentation from you.

 The Trust reserves the right to:

 .Redeem the Service Shares of any Service Organization whose account balance falls below the minimum as a result of a redemption. The Fund will give 60 days' prior written notice to allow a Service Organization to purchase suf-ficient additional shares of the Fund in order to avoid such redemption. Different rules may apply to investors who have established brokerage accounts with Goldman Sachs in accordance with the terms and conditions of their account agreements.
 .Redeem shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.

 .Pay redemptions by a distribution in-kind of securities (instead of cash).
  If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

 .Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to the Fund as undeliverable or remain uncashed for six months. In addition, that distribution and all future distributions payable to you will be reinvested at NAV in additional Fund shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

 Can I Exchange My Investment From One Fund To Another?

 A Service Organization may exchange Service Shares of a Fund at NAV for shares of the corresponding class of any other Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days' written notice.

  INSTRUCTIONS FOR EXCHANGING SHARES:
 -------------------------------------------------------------------
  BY WRITING:      .Write a letter of instruction that includes:
                   .The recordholder name(s) and signature(s)
                   .The account number
                   .The Fund names and Class of Shares
                   .The dollar amount to be exchanged
                   .Mail the request to:
                    Goldman Sachs Funds
                    4900 Sears Tower - 60th Floor
                    Chicago, IL 60606-6372
 -------------------------------------------------------------------
  BY TELEPHONE:    If you have elected the telephone exchange
                   privilege on your Account Application:
                   .1-800-621-2550
                    (8:00 a.m. to 4:00 p.m. New York time)
 -------------------------------------------------------------------

 You should keep in mind the following factors when making or considering an exchange:
 .You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.

 .All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund, except that this requirement may be waived at the discretion of the Trust.
 .Telephone exchanges normally will be made only to an identically registered account.
 .Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
 .Exchanges are available only in states where exchanges may be legally made. .It may be difficult to make telephone exchanges in times of drastic eco-
  nomic or market conditions.
 .Goldman Sachs may use reasonable procedures described under "What Do I Need
  To Know About Telephone Redemption Requests?" in an effort to prevent unau-thorized or fraudulent telephone exchange requests.

 For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should con-sult your tax adviser concerning the tax consequences of an exchange.

                                                               SHAREHOLDER GUIDE


 What Types Of Reports Will I Be Sent Regarding Investments In Service
 Shares?

 Service Organizations will receive from the Funds annual reports containing audited financial statements and semi-annual reports. Upon request, Service Organizations will also be provided with a printed confirmation for each transaction. Any dividends and distributions paid by the Funds are also reflected in regular statements issued by the Funds to Service Organiza-tions. Service Organizations are responsible for providing these or other reports to their customers who are the beneficial owners of Service Shares in accordance with the rules that apply to their accounts with the Service Organizations.

Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should con-sult your tax adviser about the federal, state, local or foreign tax conse-quences of your investment in the Funds.

Unless your investment is an IRA or other tax-advantaged accounts, you should consider the possible tax consequences of Fund distributions.

TAXES ON DISTRIBUTIONS: Except for the Tax-Free Money Market Fund, distribu-tions of investment income are taxable as ordinary income for federal tax pur-poses, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. To the extent that Fund distributions are attributable to interest on federal obligations or interest on obligations of your state of residence or its municipalities or authorities, they will in most cases be exempt from state and local income taxes. Distributions from the Tax-Free Money Market Fund that are designated as "exempt interest dividends" are generally not subject to fed-eral income tax. Distributions of short-term capital gains are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. The Funds will inform shareholders of the character and tax status of all distributions promptly after the close of each calendar year.

You should note that a portion of the exempt-interest dividends paid by the Tax-Free Money Market Fund may be a preference item when determining your fed-eral alternative minimum tax liability. Exempt-interest dividends are also taken into account in determining the taxable portion of social security or railroad retirement benefits. Any interest on indebtedness incurred by you to purchase or carry shares in the Tax-Free Money Market Fund generally will not be deductible for federal income tax purposes.

OTHER INFORMATION: When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Fund must withhold 31% of your taxable distributions and any redemption pro-ceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so. Non-U.S. investors may be subject to U.S. withholding and estate tax.

Appendix A
Additional Information on Portfolio
Risks, Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental policies and investment restrictions that cannot be changed without shareholder approval. You should note, however, that all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objective, you should consider whether that Fund remains an appropriate invest-ment in light of your then current financial position and needs.

U.S. TREASURY OBLIGATIONS AND U.S. GOVERNMENT SECURITIES. U.S. Treasury Obligations include securities issued or issued or guaranteed by the U.S. Treasury ("U.S. Treasury Obligations"). Payment of principal and interest on these obligations is backed by the full faith and credit of the U.S. government. U.S. Treasury Obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS").

U.S. Government Securities are obligations issued or guaranteed by U.S. govern-ment agencies, authorities, instrumentalities or sponsored enterprises ("U.S. Government Securities"). Unlike U.S. Treasury Obligations, U.S. Government Securities can be supported by either (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("Ginnie Mae"));
(b) the right of the issuer to borrow from the U.S. Treasury (such as securi-ties of the Student Loan Marketing Association); (c) the discretionary author-ity of the U.S. government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")); or (d) only the credit of the issu-er.

U.S. Government Securities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid. U.S. Government Securities also include zero coupon bonds.

Some Funds invest in U.S. Treasury Obligations and certain U.S. Government Securities the interest from which is generally exempt from state income taxa-tion. Securities generally eligible for this exemption include those issued by the U.S. Treasury and certain agencies, authorities or instrumentalities of the U.S. government, including the Federal Home Loan Banks, Federal Farm Credit Banks, Tennessee Valley Authority and Student Loan Marketing Association.

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authori-ties, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

BANK OBLIGATIONS. Bank obligations include certificates of deposit, commercial paper, unsecured bank promissory notes, bankers' acceptances, time deposits and other debt obligations. Certain Funds may invest in obligations issued or backed by U.S. banks when a bank has more than $1 billion in total assets at the time of purchase or is a branch or subsidiary of such a bank. In addition, certain Funds may invest in U.S. dollar-denominated obligations issued or guaranteed by foreign banks that have more than $1 billion in total assets at the time of purchase, U.S. branches of such foreign banks (Yankee obligations), foreign branches of such foreign banks and foreign branches of U.S. banks having more than $1 billion in total assets at the time of purchase. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation.

If a Fund invests more than 25% of its total assets in bank obligations (whether foreign or domestic), it may be especially affected by favorable and adverse developments in or related to the banking industry. The activities of U.S. and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of opera-tions and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate mar-kets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

COMMERCIAL PAPER. A Fund may invest in commercial paper, including variable amount master demand notes and asset-backed commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or

                                                                 APPENDIX A

bank holding companies, corporations, finance companies and other issuers. The commercial paper purchased by a Fund consists of direct U.S. dollar-denominated obligations of domestic or, in the case of certain Funds, foreign issuers.

SHORT-TERM OBLIGATIONS. A Fund may invest in other short-term obligations, including short-term funding agreements payable in U.S. dollars and issued or guaranteed by U.S. corporations, foreign corporations or other entities. A funding agreement is a contract between an issuer and a purchaser that obli-gates the issuer to pay a guaranteed rate of interest on a principal sum depos-ited by the purchaser. Funding agreements will also guarantee a stream of pay-ments over time. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaran-teed for a set time period. Because there is normally no secondary market for these investments, funding agreements purchased by a Fund may be regarded as illiquid.

REPURCHASE AGREEMENTS. Certain Funds may enter into repurchase agreements with primary dealers in U.S. Government Securities and banks affiliated with primary dealers. Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price.

If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer addi-tional losses if a court determines that the Fund's interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Distribu-tions of the income from repurchase agreements will be taxable to a Fund's shareholders. In addition, certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

ASSET-BACKED AND RECEIVABLES-BACKED SECURITIES. Certain Funds may invest in asset-backed and receivables-backed securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed and receivables-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed and receivables-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. In addition, securities that are backed by credit card, automobile and similar types of receivables generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

FOREIGN GOVERNMENT OBLIGATIONS AND RELATED FOREIGN RISKS. Certain Funds may invest in foreign government obligations. Foreign government obligations are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs.

Investments by a Fund in foreign securities, whether issued by a foreign gov-ernment, bank, corporation or other issuer, may present a greater degree of risk than investments in securities of domestic issuers because of less public-ly-available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

MUNICIPAL OBLIGATIONS. Certain Funds may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia. Municipal obligations in which a Fund may invest consist of fixed rate notes and similar debt instruments; variable and floating rate demand instruments; tax-exempt commercial paper; municipal bonds; and unrated notes, paper, bonds or other instruments.

MUNICIPAL NOTES AND BONDS. Municipal notes include tax anticipation notes ("TANs"), revenue anticipation notes ("RANs"), bond anticipation notes ("BANs"), tax and revenue anticipation notes ("TRANs") and construction loan notes. Municipal bonds include general obligation bonds and revenue bonds. Gen-eral obligation bonds are backed by the taxing power of the issuing municipal-ity and are considered the safest type of municipal obligation. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. Revenue bonds also include lease rental revenue bonds which are issued by a state or local authority for capital projects and are secured by annual lease payments from the state or local-

                                                                 APPENDIX A

ity sufficient to cover debt service on the authority's obligations. Industrial development bonds ("private activity bonds") are a specific type of revenue bond backed by the credit and security of a private user and, therefore, have more potential risk. Municipal bonds may be issued in a variety of forms, including commercial paper, tender option bonds and variable and floating rate securities.

TENDER OPTION BONDS. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept ten-dered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund's average portfolio maturity. There is a risk that a Fund will not be con-sidered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, a payment default or a disqualifica-tion from tax-exempt status.

REVENUE ANTICIPATION WARRANTS. Revenue Anticipation Warrants ("RAWs") are issued in anticipation of the issuer's receipt of revenues and present the risk that such revenues will be insufficient to satisfy the issuer's payment obliga-tions. The entire amount of principal and interest on RAWs is due at maturity. RAWs, including those with a maturity of more than 397 days, may also be repackaged as instruments which include a demand feature that permits the holder to sell the RAWs to a bank or other financial institution at a purchase price equal to par plus accrued interest on each interest rate reset date.

INDUSTRIAL DEVELOPMENT BONDS. Certain Funds may invest in industrial develop-ment bonds (private activity bonds). Industrial development bonds are a spe-cific type of revenue bond backed by the credit and security of a private user, the interest from which would be an item of tax preference when distributed by a Fund as "exempt-interest dividends" to shareholders under the AMT.

OTHER MUNICIPAL OBLIGATION POLICIES. Certain Funds may invest 25% or more of the value of their respective total assets in municipal obligations which are related in such a way that an economic, business or political development or change affecting one municipal obligation would also affect the other municipal obligation. For example, a Fund may invest all of its assets in (a) municipal obligations the interest of which is paid solely from revenues from similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities; (b) municipal obligations whose issuers are in the same state; or (c) industrial development obligations. Concentration of a Fund's investments in these municipal obligations will subject the Fund, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration.

Municipal obligations may be backed by letters of credit or other forms of credit enhancement issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States or by other financial insti-tutions. The credit quality of these banks and financial institutions could, therefore, cause a loss to a Fund that invests in municipal obligations. Let-ters of credit and other obligations of foreign banks and financial institu-tions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regu-lation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and are gener-ally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks. In addition, the Funds may acquire securities in the form of custodial receipts which evidence ownership of future interest pay-ments, principal payments or both on obligations of certain state and local governments and authorities.

In order to enhance the liquidity, stability or quality of a municipal obliga-tion, a Fund may acquire the right to sell the obligation to another party at a guaranteed price and date.

CUSTODIAL RECEIPTS. Certain Funds may also acquire U.S. Government Securities in the form of custodial receipts. Custodial receipts evidence ownership of future interest payments, principal payments or both on notes or bonds issued or guaranteed as to principal or interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities. For certain securi-ties law purposes, custodial receipts are not considered obligations of the U.S. government.

OTHER INVESTMENT COMPANIES. A Fund may invest in securities of other investment companies subject to statutory limitations prescribed by the Act. These limita-tions include a prohibition on any Fund acquiring more than 3% of the voting shares of

                                                                 APPENDIX A

any other investment company, and a prohibition on investing more than 5% of a Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other investment compa-nies will have investment objectives, policies and restrictions substantially similar to those of the acquiring Fund and will be subject to substantially the same risks.

FLOATING AND VARIABLE RATE OBLIGATIONS. The Funds may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. Subject to the conditions for using amortized cost valuation under the Act, a Fund may consider the maturity of a variable or floating rate obli-gation to be shorter than its ultimate stated maturity if the obligation is a U.S. Treasury Obligation or U.S. Government Security, if the obligation has a remaining maturity of 397 calendar days or less, or if the obligation has a demand feature that permits the Fund to receive payment at any time or at spec-ified intervals not exceeding 397 calendar days. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable, both of which may be issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States. A Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. The Funds may purchase when-issued securities and enter into forward commitments. When-issued securities are securities that have been authorized, but not yet issued. When-issued secu-rities are purchased in order to secure what is considered to be an advanta-geous price and yield to a Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell secu-rities for a fixed price at a future date beyond the customary settlement peri-od.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

ILLIQUID SECURITIES. Each Fund may invest up to 10% of its net assets in illiq-uid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:
 .Both domestic and foreign securities that are not readily marketable
 .Certain municipal leases and participation interests
 .Certain stripped mortgage-backed securities
 .Repurchase agreements and time deposits with a notice or demand period of more than seven days
 .Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called "4(2) commercial paper" or is oth-erwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

Investing in restricted securities may decrease the liquidity of a Fund's port-folio.

BORROWINGS. Each Fund may borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its net assets. For more information, see the Addi-tional Statement.

DOWNGRADED SECURITIES. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

                      [This page intentionally left blank]

Appendix B
Financial Highlights

 The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects finan-cial results for a single Fund share. The total returns in the table repre-sent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The Pre-mium Money Market Fund terminated as of March 31, 2000. This information has been audited by Arthur Andersen LLP, whose report, along with a Fund's financial statements, is included in the Fund's annual report (available upon request without charge).

 PRIME OBLIGATIONS FUND


                                             NET ASSET
                                             VALUE AT     NET     DISTRIBUTIONS
                                             BEGINNING INVESTMENT      TO
                                             OF PERIOD  INCOME/A/  SHAREHOLDERS
-------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
1999-FST shares                                $1.00     $0.05       $(0.05)
1999-FST Preferred shares                       1.00      0.05        (0.05)
1999-FST Administration shares                  1.00      0.05        (0.05)
1999-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1998-FST shares                                 1.00      0.05        (0.05)
1998-FST Preferred shares                       1.00      0.05        (0.05)
1998-FST Administration shares                  1.00      0.05        (0.05)
1998-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1997-FST shares                                 1.00      0.05        (0.05)
1997-FST Preferred shares                       1.00      0.05        (0.05)
1997-FST Administration shares                  1.00      0.05        (0.05)
1997-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1996-FST shares                                 1.00      0.05        (0.05)
1996-FST Preferred Shares (commenced May 1)     1.00      0.03        (0.03)
1996-FST Administration shares                  1.00      0.05        (0.05)
1996-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1995-FST shares                                 1.00      0.06        (0.06)
1995-FST Administration shares                  1.00      0.06        (0.06)
1995-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

c Annualized.

                                                                      APPENDIX B





                                                           RATIOS ASSUMING NO
                                                         WAIVER OF FEES AND NO
                                                          EXPENSE LIMITATIONS
                                                        ------------------------
                      NET                  RATIO OF NET             RATIO OF NET
NET ASSET          ASSETS AT  RATIO OF NET  INVESTMENT   RATIO OF    INVESTMENT
VALUE AT              END     EXPENSES TO   INCOME TO   EXPENSES TO  INCOME TO
   END      TOTAL  OF PERIOD  AVERAGE NET  AVERAGE NET  AVERAGE NET AVERAGE NET
OF PERIOD RETURN/B/ (IN 000'S)   ASSETS       ASSETS      ASSETS       ASSETS
--------------------------------------------------------------------------------
  $1.00     5.18%  $8,062,549     0.18%        5.09%       0.23%        5.04%
   1.00     5.07      219,711     0.28         4.87        0.33         4.82
   1.00     4.91    1,051,831     0.43         4.88        0.48         4.83
   1.00     4.65      690,741     0.68         4.60        0.73         4.55
--------------------------------------------------------------------------------
   1.00     5.55    5,831,773     0.18         5.39        0.24         5.33
   1.00     5.45      132,558     0.28         5.26        0.34         5.20
   1.00     5.29      331,196     0.43         5.14        0.49         5.08
   1.00     5.03      336,205     0.68         4.89        0.74         4.83
--------------------------------------------------------------------------------
   1.00     5.60    3,867,739     0.18         5.46        0.23         5.41
   1.00     5.50      152,767     0.28         5.38        0.33         5.33
   1.00     5.34      241,607     0.43         5.22        0.48         5.17
   1.00     5.08      176,133     0.68         4.97        0.73         4.92
--------------------------------------------------------------------------------
   1.00     5.41    3,901,797     0.18         5.29        0.23         5.24
   1.00     5.28c     127,126     0.28c        5.19c       0.33c        5.14c
   1.00     5.14      215,898     0.43         5.06        0.48         5.01
   1.00     4.88      115,114     0.68         4.78        0.73         4.73
--------------------------------------------------------------------------------
   1.00     6.02    3,295,791     0.18         5.86        0.22         5.82
   1.00     5.75      147,894     0.43         5.59        0.47         5.55
   1.00     5.49       65,278     0.68         5.33        0.72         5.29
--------------------------------------------------------------------------------

 MONEY MARKET FUND



                                        NET ASSET
                                        VALUE AT     NET     DISTRIBUTIONS
                                        BEGINNING INVESTMENT      TO
                                        OF PERIOD  INCOME/A/  SHAREHOLDERS
--------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
1999 - FST shares                         $1.00     $0.05       $(0.05)
1999 - FST Preferred shares                1.00      0.05        (0.05)
1999 - FST Administration shares           1.00      0.05        (0.05)
1999 - FST Service shares                  1.00      0.05        (0.05)
--------------------------------------------------------------------------
1998 - FST shares                          1.00      0.05        (0.05)
1998 - FST Preferred shares                1.00      0.05        (0.05)
1998 - FST Administration shares           1.00      0.05        (0.05)
1998 - FST Service shares                  1.00      0.05        (0.05)
--------------------------------------------------------------------------
1997 - FST shares                          1.00      0.06        (0.06)
1997 - FST Preferred shares                1.00      0.05        (0.05)
1997 - FST Administration shares           1.00      0.05        (0.05)
1997 - FST Service shares                  1.00      0.05        (0.05)
--------------------------------------------------------------------------
1996 - FST shares                          1.00      0.05        (0.05)
1996 - FST Preferred shares (commenced
 May 1)                                    1.00      0.03        (0.03)
1996 - FST Administration shares           1.00      0.05        (0.05)
1996 - FST Service shares                  1.00      0.05        (0.05)
--------------------------------------------------------------------------
1995 - FST shares                          1.00      0.06        (0.06)
1995 - FST Administration shares           1.00      0.06        (0.06)
1995 - FST Service shares (commenced
 July 14)                                  1.00      0.02        (0.02)
--------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

c Annualized.

                                                                      APPENDIX B




                                                            RATIOS ASSUMING NO
                                                          WAIVER OF FEES AND NO
                                                           EXPENSE LIMITATIONS
                                                         ------------------------
                       NET                  RATIO OF NET             RATIO OF NET
NET ASSET           ASSETS AT  RATIO OF NET  INVESTMENT   RATIO OF    INVESTMENT
VALUE AT               END     EXPENSES TO   INCOME TO   EXPENSES TO  INCOME TO
   END     TOTAL    OF PERIOD  AVERAGE NET  AVERAGE NET  AVERAGE NET AVERAGE NET
OF PERIOD RETURN/B/ (IN 000'S)    ASSETS       ASSETS      ASSETS       ASSETS
---------------------------------------------------------------------------------
  $1.00      5.18%  $8,747,861     0.18%        5.08%       0.22%        5.04%
   1.00      5.07      241,179     0.28         4.99        0.32         4.95
   1.00      4.92      403,602     0.43         4.81        0.47         4.77
   1.00      4.66      305,972     0.68         4.53        0.72         4.49
---------------------------------------------------------------------------------
   1.00      5.55    4,995,782     0.18         5.40        0.23         5.35
   1.00      5.45       93,218     0.28         5.30        0.33         5.25
   1.00      5.29      399,474     0.43         5.16        0.48         5.11
   1.00      5.03      496,520     0.68         4.86        0.73         4.81
---------------------------------------------------------------------------------
   1.00      5.63    4,346,519     0.18         5.50        0.23         5.45
   1.00      5.53       20,258     0.28         5.44        0.33         5.39
   1.00      5.37      221,256     0.43         5.26        0.48         5.21
   1.00      5.11      316,304     0.68         4.99        0.73         4.94
---------------------------------------------------------------------------------
   1.00      5.45    2,540,366     0.18         5.33        0.23         5.28
   1.00      5.31c      17,510     0.28c        5.23c       0.33c        5.18c
   1.00      5.19      165,766     0.43         5.04        0.48         4.99
   1.00      4.93      234,376     0.68         4.84        0.73         4.79
---------------------------------------------------------------------------------
   1.00      6.07    2,069,197     0.15         5.89        0.23         5.81
   1.00      5.80      137,412     0.40         5.61        0.48         5.53
   1.00      5.41c       4,219     0.65c        4.93c       0.73c        4.85c
---------------------------------------------------------------------------------

 PREMIUM MONEY MARKET FUND



                                             NET ASSET
                                             VALUE AT     NET     DISTRIBUTIONS
                                             BEGINNING INVESTMENT      TO
                                             OF PERIOD  INCOME/A/  SHAREHOLDERS
-------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
1999-FST shares                                $1.00     $0.05       $(0.05)
1999-FST Preferred shares                       1.00      0.05        (0.05)
1999-FST Administration shares                  1.00      0.05        (0.05)
1999-FST Service shares                         1.00      0.04        (0.04)
-------------------------------------------------------------------------------
1998-FST shares                                 1.00      0.05        (0.05)
1998-FST Preferred shares                       1.00      0.05        (0.05)
1998-FST Administration shares                  1.00      0.05        (0.05)
1998-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
FOR THE PERIOD ENDED DECEMBER 31,
1997-FST shares (commenced August 1)            1.00      0.02        (0.02)
1997-FST Preferred shares (commenced August
 1)                                             1.00      0.02        (0.02)
1997-FST Administration shares (commenced
 August 1)                                      1.00      0.02        (0.02)
1997-FST Service shares (commenced August
 1)                                             1.00      0.02        (0.02)
-------------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

c Annualized.

                                                                      APPENDIX B





                                                          RATIOS ASSUMING NO
                                                        WAIVER OF FEES AND NO
                                                         EXPENSE LIMITATIONS
                                                       ------------------------
                      NET
                   ASSETS AT              RATIO OF NET             RATIO OF NET
NET ASSET             END    RATIO OF NET  INVESTMENT   RATIO OF    INVESTMENT
VALUE AT           OF PERIOD EXPENSES TO   INCOME TO   EXPENSES TO  INCOME TO
   END      TOTAL     (IN    AVERAGE NET  AVERAGE NET  AVERAGE NET AVERAGE NET
OF PERIOD RETURN/B/  000'S)     ASSETS       ASSETS      ASSETS       ASSETS
-------------------------------------------------------------------------------
  $1.00     5.10%  $312,507      0.18%        4.96%       0.23%        4.91%
   1.00     5.00     50,847      0.28         4.82        0.33         4.77
   1.00     4.84     18,670      0.43         4.78        0.48         4.73
   1.00     4.58     17,312      0.68         4.44        0.73         4.39
-------------------------------------------------------------------------------
   1.00     5.55    479,851      0.16         5.38        0.29         5.25
   1.00     5.45    107,517      0.26         5.29        0.39         5.16
   1.00     5.29     13,728      0.41         5.08        0.54         4.95
   1.00     5.03     19,655      0.66         4.79        0.79         4.66
-------------------------------------------------------------------------------
   1.00     5.73c   218,192      0.08c        5.59c       0.43c        5.24c
   1.00     5.62c       558      0.18c        5.50c       0.53c        5.15c
   1.00     5.47c     1,457      0.33c        5.33c       0.68c        4.98c
   1.00     5.20c       814      0.58c        5.17c       0.93c        4.82c
-------------------------------------------------------------------------------

 TREASURY OBLIGATIONS FUND



                                            NET ASSET
                                            VALUE AT     NET     DISTRIBUTIONS
                                            BEGINNING INVESTMENT      TO
                                            OF PERIOD  INCOME/A/  SHAREHOLDERS
------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
1999 - FST shares                             $1.00     $0.05       $(0.05)
1999 - FST Preferred shares                    1.00      0.05        (0.05)
1999 - FST Administration shares               1.00      0.05        (0.05)
1999 - FST Service shares                      1.00      0.04        (0.04)
------------------------------------------------------------------------------
1998 - FST shares                              1.00      0.05        (0.05)
1998 - FST Preferred shares                    1.00      0.05        (0.05)
1998 - FST Administration shares               1.00      0.05        (0.05)
1998 - FST Service shares                      1.00      0.05        (0.05)
------------------------------------------------------------------------------
1997 - FST shares                              1.00      0.05        (0.05)
1997 - FST Preferred shares                    1.00      0.05        (0.05)
1997 - FST Administration shares               1.00      0.05        (0.05)
1997 - FST Service shares                      1.00      0.05        (0.05)
------------------------------------------------------------------------------
1996 - FST shares                              1.00      0.05        (0.05)
1996 - FST Preferred shares (commenced May
 1)                                            1.00      0.03        (0.03)
1996 - FST Administration shares               1.00      0.05        (0.05)
1996 - FST Service shares                      1.00      0.05        (0.05)
------------------------------------------------------------------------------
1995 - FST shares                              1.00      0.06        (0.06)
1995 - FST Administration shares               1.00      0.06        (0.06)
1995 - FST Service shares                      1.00      0.05        (0.05)
------------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

c Annualized.

                                                                      APPENDIX B




                                                           RATIOS ASSUMING NO
                                                         WAIVER OF FEES AND NO
                                                          EXPENSE LIMITATIONS
                                                        ------------------------
                      NET                  RATIO OF NET             RATIO OF NET
NET ASSET          ASSETS AT  RATIO OF NET  INVESTMENT   RATIO OF    INVESTMENT
VALUE AT              END     EXPENSES TO   INCOME TO   EXPENSES TO  INCOME TO
   END     TOTAL   OF PERIOD  AVERAGE NET  AVERAGE NET  AVERAGE NET AVERAGE NET
OF PERIOD RETURN/B/ (IN 000'S)   ASSETS       ASSETS      ASSETS       ASSETS
--------------------------------------------------------------------------------
  $1.00     4.88%  $2,320,581     0.18%        4.75%       0.23%        4.70%
   1.00     4.78      297,925     0.28         4.67        0.33         4.62
   1.00     4.62    1,157,825     0.43         4.53        0.48         4.48
   1.00     4.36      569,993     0.68         4.28        0.73         4.23
--------------------------------------------------------------------------------
   1.00     5.40    3,521,389     0.18         5.22        0.23         5.17
   1.00     5.29      285,240     0.28         5.20        0.33         5.15
   1.00     5.14    1,080,454     0.43         4.94        0.48         4.89
   1.00     4.87      501,619     0.68         4.69        0.73         4.64
--------------------------------------------------------------------------------
   1.00     5.50    2,217,943     0.18         5.36        0.23         5.31
   1.00     5.40      245,355     0.28         5.32        0.33         5.27
   1.00     5.24      738,865     0.43         5.12        0.48         5.07
   1.00     4.98      312,991     0.68         4.87        0.73         4.82
--------------------------------------------------------------------------------
   1.00     5.35    2,291,051     0.18         5.22        0.24         5.16
   1.00     5.24c      46,637     0.28c        5.11c       0.34c        5.05c
   1.00     5.09      536,895     0.43         4.97        0.49         4.91
   1.00     4.83      220,560     0.68         4.72        0.74         4.66
--------------------------------------------------------------------------------
   1.00     5.96    1,587,715     0.18         5.73        0.23         5.68
   1.00     5.69      283,186     0.43         5.47        0.48         5.42
   1.00     5.43      139,117     0.68         5.21        0.73         5.16
--------------------------------------------------------------------------------

 TREASURY INSTRUMENTS FUND



                                             NET ASSET
                                             VALUE AT     NET     DISTRIBUTIONS
                                             BEGINNING INVESTMENT      TO
                                             OF PERIOD  INCOME/A/  SHAREHOLDERS
-------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
1999 - FST shares                              $1.00     $0.05       $(0.05)
1999 - FST Preferred shares                     1.00      0.04        (0.04)
1999 - FST Administration shares                1.00      0.04        (0.04)
1999 - FST Service shares                       1.00      0.04        (0.04)
-------------------------------------------------------------------------------
1998 - FST shares                               1.00      0.05        (0.05)
1998 - FST Preferred shares                     1.00      0.05        (0.05)
1998 - FST Administration shares                1.00      0.05        (0.05)
1998 - FST Service shares                       1.00      0.04        (0.04)
-------------------------------------------------------------------------------
FOR THE PERIOD ENDED DECEMBER 31,
1997 - FST shares (commenced March 3)           1.00      0.04        (0.04)
1997 - FST Preferred shares (commenced
 May 30)                                        1.00      0.03        (0.03)
1997 - FST Administration shares (commenced
 April 1)                                       1.00      0.04        (0.04)
1997 - FST Service shares (commenced
 March 5)                                       1.00      0.04        (0.04)
-------------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

c Annualized.

                                                                      APPENDIX B





                                                          RATIOS ASSUMING NO
                                                        WAIVER OF FEES AND NO
                                                         EXPENSE LIMITATIONS
                                                       ------------------------
                      NET
                   ASSETS AT              RATIO OF NET             RATIO OF NET
NET ASSET             END    RATIO OF NET  INVESTMENT   RATIO OF    INVESTMENT
VALUE AT           OF PERIOD EXPENSES TO   INCOME TO   EXPENSES TO  INCOME TO
   END      TOTAL     (IN    AVERAGE NET  AVERAGE NET  AVERAGE NET AVERAGE NET
OF PERIOD RETURN/B/  000'S)     ASSETS       ASSETS      ASSETS       ASSETS
-------------------------------------------------------------------------------
  $1.00     4.60%  $428,732      0.18%        4.51%       0.24%        4.45%
   1.00     4.49        208      0.28         4.53        0.34         4.47
   1.00     4.34     67,748      0.43         4.29        0.49         4.23
   1.00     4.08     42,095      0.68         4.07        0.74         4.01
-------------------------------------------------------------------------------
   1.00     5.05    822,207      0.18         4.74        0.29         4.63
   1.00     4.94          2      0.28         4.68        0.39         4.57
   1.00     4.79     23,676      0.43         4.62        0.54         4.51
   1.00     4.53     17,128      0.68         4.37        0.79         4.26
-------------------------------------------------------------------------------
   1.00     5.25c   496,419      0.18c        5.09c       0.29c        4.98c
   1.00     5.13c         2      0.28c        5.00c       0.39c        4.89c
   1.00     4.99c     4,159      0.43c        4.84c       0.54c        4.73c
   1.00     4.71c    20,177      0.68c        4.62c       0.79c        4.51c
-------------------------------------------------------------------------------

 GOVERNMENT FUND



                                            NET ASSET
                                            VALUE AT     NET     DISTRIBUTIONS
                                            BEGINNING INVESTMENT      TO
                                            OF PERIOD  INCOME/A/  SHAREHOLDERS
------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
1999 - FST shares                             $1.00     $0.05       $(0.05)
1999 - FST Preferred shares                    1.00      0.05        (0.05)
1999 - FST Administration shares               1.00      0.05        (0.05)
1999 - FST Service shares                      1.00      0.04        (0.04)
------------------------------------------------------------------------------
1998 - FST shares                              1.00      0.05        (0.05)
1998 - FST Preferred shares                    1.00      0.05        (0.05)
1998 - FST Administration shares               1.00      0.05        (0.05)
1998 - FST Service shares                      1.00      0.05        (0.05)
------------------------------------------------------------------------------
1997 - FST shares                              1.00      0.05        (0.05)
1997 - FST Preferred shares                    1.00      0.05        (0.05)
1997 - FST Administration shares               1.00      0.05        (0.05)
1997 - FST Service shares                      1.00      0.05        (0.05)
------------------------------------------------------------------------------
1996 - FST shares                              1.00      0.05        (0.05)
1996 - FST Preferred shares (commenced May
 1)                                            1.00      0.03        (0.03)
1996 - FST Administration shares               1.00      0.05        (0.05)
1996 - FST Service shares                      1.00      0.05        (0.05)
------------------------------------------------------------------------------
1995 - FST shares                              1.00      0.06        (0.06)
1995 - FST Administration shares               1.00      0.06        (0.06)
1995 - FST Service shares (commenced May
 16)                                           1.00      0.03        (0.03)
------------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and complete redemption of the investment at the net asset value at the end of the period.

c Annualized.

                                                                      APPENDIX B




                                                           RATIOS ASSUMING NO
                                                         WAIVER OF FEES AND NO
                                                          EXPENSE LIMITATIONS
                                                        ------------------------
                      NET                  RATIO OF NET             RATIO OF NET
NET ASSET          ASSETS AT  RATIO OF NET  INVESTMENT   RATIO OF    INVESTMENT
VALUE AT              END     EXPENSES TO   INCOME TO   EXPENSES TO  INCOME TO
   END      TOTAL  OF PERIOD  AVERAGE NET  AVERAGE NET  AVERAGE NET AVERAGE NET
OF PERIOD RETURN/B/ (IN 000'S)   ASSETS       ASSETS      ASSETS       ASSETS
--------------------------------------------------------------------------------
  $1.00     5.03%  $2,260,275     0.18%        4.91%       0.22%        4.87%
   1.00     4.93      181,155     0.28         4.81        0.32         4.77
   1.00     4.77      519,266     0.43         4.67        0.47         4.63
   1.00     4.51      435,192     0.68         4.35        0.72         4.31
--------------------------------------------------------------------------------
   1.00     5.46    1,563,875     0.18         5.32        0.23         5.27
   1.00     5.36      245,628     0.28         5.15        0.33         5.10
   1.00     5.20      407,363     0.43         5.06        0.48         5.01
   1.00     4.94      699,481     0.68         4.83        0.73         4.78
--------------------------------------------------------------------------------
   1.00     5.54    1,478,539     0.18         5.41        0.24         5.35
   1.00     5.43        7,147     0.28         5.34        0.34         5.28
   1.00     5.28      299,804     0.43         5.15        0.49         5.09
   1.00     5.02      580,200     0.68         4.91        0.74         4.85
--------------------------------------------------------------------------------
   1.00     5.38      858,769     0.18         5.25        0.24         5.19
   1.00     5.26c         112     0.28c        5.14c       0.34c        5.08c
   1.00     5.12      145,108     0.43         5.01        0.49         4.95
   1.00     4.86      223,554     0.68         4.74        0.74         4.68
--------------------------------------------------------------------------------
   1.00     6.00      743,884     0.18         5.81        0.24         5.75
   1.00     5.74       82,386     0.43         5.54        0.49         5.48
   1.00     5.40c      14,508     0.68c        5.08c       0.74c        5.02c
--------------------------------------------------------------------------------

 FEDERAL FUND



                                             NET ASSET
                                             VALUE AT     NET     DISTRIBUTIONS
                                             BEGINNING INVESTMENT      TO
                                             OF PERIOD  INCOME/A/  SHAREHOLDERS
-------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
1999 - FST shares                              $1.00     $0.05       $(0.05)
1999 - FST Preferred shares                     1.00      0.05        (0.05)
1999 - FST Administration shares                1.00      0.05        (0.05)
1999 - FST Service shares                       1.00      0.04        (0.04)
-------------------------------------------------------------------------------
1998 - FST shares                               1.00      0.05        (0.05)
1998 - FST Preferred shares                     1.00      0.05        (0.05)
1998 - FST Administration shares                1.00      0.05        (0.05)
1998 - FST Service shares                       1.00      0.05        (0.05)
-------------------------------------------------------------------------------
FOR THE PERIOD ENDED DECEMBER 31,
1997 - FST shares (commenced February 28)       1.00      0.05        (0.05)
1997 - FST Preferred shares (commenced May
 30)                                            1.00      0.03        (0.03)
1997 - FST Administration shares (commenced
 April 1)                                       1.00      0.04        (0.04)
1997 - FST Service shares (commenced March
 25)                                            1.00      0.04        (0.04)
-------------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

c Annualized.

                                                                      APPENDIX B





                                                           RATIOS ASSUMING NO
                                                         WAIVER OF FEES AND NO
                                                          EXPENSE LIMITATIONS
                                                        ------------------------
                      NET                  RATIO OF NET             RATIO OF NET
NET ASSET          ASSETS AT  RATIO OF NET  INVESTMENT   RATIO OF    INVESTMENT
VALUE AT              END     EXPENSES TO   INCOME TO   EXPENSES TO  INCOME TO
   END      TOTAL  OF PERIOD  AVERAGE NET  AVERAGE NET  AVERAGE NET AVERAGE NET
OF PERIOD RETURN/B/ (IN 000'S)   ASSETS       ASSETS      ASSETS       ASSETS
--------------------------------------------------------------------------------
  $1.00     5.05%  $4,206,119     0.18%        4.96%       0.23%        4.91%
   1.00     4.94      186,590     0.28         5.05        0.33         5.00
   1.00     4.79      789,529     0.43         4.71        0.48         4.66
   1.00     4.53      478,635     0.68         4.46        0.73         4.41
--------------------------------------------------------------------------------
   1.00     5.41    2,346,254     0.18         5.24        0.24         5.18
   1.00     5.31       26,724     0.28         5.20        0.34         5.14
   1.00     5.15      690,084     0.43         5.02        0.49         4.96
   1.00     4.89      321,124     0.68         4.78        0.74         4.72
--------------------------------------------------------------------------------
   1.00     5.51c   1,125,681     0.18c        5.39c       0.27c        5.30c
   1.00     5.43c     194,375     0.28c        5.26c       0.37c        5.17c
   1.00     5.27c     625,334     0.43c        5.15c       0.52c        5.06c
   1.00     5.00c     228,447     0.68c        4.78c       0.77c        4.69c
--------------------------------------------------------------------------------

 TAX-FREE MONEY MARKET FUND



                                            NET ASSET
                                            VALUE AT     NET     DISTRIBUTIONS
                                            BEGINNING INVESTMENT      TO
                                            OF PERIOD  INCOME/A/  SHAREHOLDERS
------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
1999 - FST shares                             $1.00     $0.03       $(0.03)
1999 - FST Preferred shares                    1.00      0.03        (0.03)
1999 - FST Administration shares               1.00      0.03        (0.03)
1999 - FST Service shares                      1.00      0.03        (0.03)
------------------------------------------------------------------------------
1998 - FST shares                              1.00      0.03        (0.03)
1998 - FST Preferred shares                    1.00      0.03        (0.03)
1998 - FST Administration shares               1.00      0.03        (0.03)
1998 - FST Service shares                      1.00      0.03        (0.03)
------------------------------------------------------------------------------
1997 - FST shares                              1.00      0.04        (0.04)
1997 - FST Preferred shares                    1.00      0.03        (0.03)
1997 - FST Administration shares               1.00      0.03        (0.03)
1997 - FST Service shares                      1.00      0.03        (0.03)
------------------------------------------------------------------------------
1996 - FST shares                              1.00      0.03        (0.03)
1996 - FST Preferred shares (commenced May
 1)                                            1.00      0.02        (0.02)
1996 - FST Administration shares               1.00      0.03        (0.03)
1996 - FST Service shares                      1.00      0.03        (0.03)
------------------------------------------------------------------------------
1995 - FST shares                              1.00      0.04        (0.04)
1995 - FST Administration shares               1.00      0.04        (0.04)
1995 - FST Service shares                      1.00      0.03        (0.03)
------------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

c Annualized.

                                                                      APPENDIX B




                                                           RATIOS ASSUMING NO
                                                         WAIVER OF FEES AND NO
                                                          EXPENSE LIMITATIONS
                                                        ------------------------
                      NET                  RATIO OF NET             RATIO OF NET
NET ASSET          ASSETS AT  RATIO OF NET  INVESTMENT   RATIO OF    INVESTMENT
VALUE AT              END     EXPENSES TO   INCOME TO   EXPENSES TO  INCOME TO
   END      TOTAL  OF PERIOD  AVERAGE NET  AVERAGE NET  AVERAGE NET AVERAGE NET
OF PERIOD RETURN/B/ (IN 000'S)   ASSETS       ASSETS      ASSETS       ASSETS
--------------------------------------------------------------------------------
  $1.00     3.13%  $1,775,327     0.18%        3.12%       0.22%        3.08%
   1.00     3.03       31,359     0.28         2.99        0.32         2.95
   1.00     2.88      127,967     0.43         2.81        0.47         2.77
   1.00     2.62       69,465     0.68         2.61        0.72         2.57
--------------------------------------------------------------------------------
   1.00     3.34    1,456,002     0.18         3.28        0.23         3.23
   1.00     3.24       20,882     0.28         3.17        0.33         3.12
   1.00     3.08      146,800     0.43         3.04        0.48         2.99
   1.00     2.83       50,990     0.68         2.77        0.73         2.72
--------------------------------------------------------------------------------
   1.00     3.54      939,407     0.18         3.50        0.24         3.44
   1.00     3.43       35,152     0.28         3.39        0.34         3.33
   1.00     3.28      103,049     0.43         3.27        0.49         3.21
   1.00     3.02       42,578     0.68         3.01        0.74         2.95
--------------------------------------------------------------------------------
   1.00     3.39      440,838     0.18         3.35        0.23         3.30
   1.00     3.30c      28,731     0.28c        3.26c       0.33c        3.21c
   1.00     3.13       51,661     0.43         3.10        0.48         3.05
   1.00     2.88       19,855     0.68         2.85        0.73         2.80
--------------------------------------------------------------------------------
   1.00     3.89      448,367     0.14         3.81        0.24         3.71
   1.00     3.63       20,939     0.39         3.54        0.49         3.44
   1.00     3.38       19,860     0.64         3.32        0.74         3.22
--------------------------------------------------------------------------------

Index

   1 General Investment
     Management Approach
   5 Fund Investment Objectives
     and Strategies
  10 Principal Risks of the Funds
  14 Fund Performance
  22 Fund Fees and Expenses
  26 Service Providers
  29 Dividends

  31 Shareholder Guide
       31 How to Buy Shares
       35 How to Sell Shares
  40 Taxation
  41 Appendix A
     Additional Information on
     Portfolio Risks,
     Securities and Techniques
  50 Appendix B
     Financial Highlights

Financial Square Funds
Prospectus (FST Service Shares)

 FOR MORE INFORMATION

 Annual/Semi-annual Report

 Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders.

 Statement of Additional Information
 Additional information about the Funds and their policies is also available in the Funds' Statement of Additional Information ("Additional Statement"). The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

 The Funds' annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

 To obtain other information and for shareholder inquiries:
 By telephone - Call 1-800-621-2550
 By mail - Goldman Sachs Funds, 4900 Sears Tower-60th Floor, Chicago, IL 60606-6372
 By e-mail - gs-funds@gs.com
 On the Internet - Text-only versions of the Funds' documents are located online and may be downloaded from:

    SEC EDGAR database - http://www.sec.gov

 You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC's Pub-lic Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

                            [LOGO OF GOLDMAN SACHS]

        The Funds' investment company registration number is 811-5349.

  Goldman Sachs Financial Square Funds SM is a service mark of Goldman, Sachs
                                  & Co.

FSPROSVCMM

  GOLDMAN SACHS FINANCIAL SQUARE FUNDS /SM/

  Prospectus

FST PREFERRED
SHARES

May 1, 2000

 . Prime
  Obligations
  Fund

 . Money Market
  Fund

 . Treasury
  Obligations
  Fund

 . Treasury
  Instruments
  Fund

 . Government Fund

 . Federal Fund

 . Tax-Free Money
  Market Fund

[LOGO OF GOLDMAN SACHS]

  THE SECURITIES AND EXCHANGE COMMISSION HAS
  NOT APPROVED OR DISAPPROVED THESE
  SECURITIES OR PASSED UPON THE ADEQUACY OF
  THIS PROSPECTUS. ANY REPRESENTATION TO THE
  CONTRARY IS A CRIMINAL OFFENSE.

  AN INVESTMENT IN A FUND IS NOT A BANK
  DEPOSIT AND IS NOT INSURED BY THE FEDERAL
  DEPOSIT INSURANCE CORPORATION OR ANY OTHER
  GOVERNMENT AGENCY. ALTHOUGH A FUND SEEKS TO
  PRESERVE THE VALUE OF YOUR INVESTMENT AT
  $1.00 PER SHARE, IT IS POSSIBLE TO LOSE
  MONEY BY INVESTING IN A FUND.


[GRAPHIC]

   NOT FDIC-INSURED              MAY LOSE VALUE    NO BANK GUARANTEE

General Investment Management Approach

 Goldman Sachs Asset Management ("GSAM"), a unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as Investment Adviser to the Funds. GSAM is referred to in this Prospectus as the "Invest-ment Adviser."

 Goldman Sachs' Money Market Investment Philosophy:
 The Money Market Funds are managed to seek preservation of capital, daily liquidity and maximum current income. With each Fund, the Investment Adviser follows a conservative, risk-managed investment process that seeks to:
 .Manage credit risk
 .Manage interest rate risk
 .Manage liquidity

 Since 1981, the Investment Adviser has actively managed the Goldman Sachs Money Market Funds to provide investors with the greatest possible preserva-tion of principal and income potential.

--------------------------------------------------------------------------------


 Investment Process

 1.MANAGING CREDIT RISK

 The Investment Adviser's process for managing risk emphasizes:

 .INTENSIVE RESEARCH--The Credit Department, a separate operating entity of Goldman Sachs, approves all credits for the Funds. Sources for the Credit Department's analysis include third-party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as the Investment Research, Legal and Compliance departments of Goldman Sachs.
 .TIMELY UPDATES--A Credit Department-approved list of securities is continuously communicated on a "real-time" basis to the portfolio management team via computer link.

 THE RESULT: AN "APPROVED" LIST OF HIGH-QUALITY CREDITS--The Investment Adviser's portfolio management team uses this approved list to construct portfolios which offer the best available risk-return tradeoff within the "approved" credit universe.

 2.MANAGING INTEREST RATE RISK

 Three main steps are followed in seeking to manage interest rate risk:
 .ESTABLISH WEIGHTED AVERAGE MATURITY (WAM) TARGET--WAM (the weighted average time until the yield of a portfolio reflects any changes in the current interest rate environment) is constantly revisited and adjusted as market conditions change. An overall strategy is developed by the portfolio management team based on insights gained from weekly meetings with both Goldman Sachs economists and economists from outside the firm.
 .IMPLEMENT OPTIMUM PORTFOLIO STRUCTURE--Proprietary models that seek the optimum balance of risk and return, in conjunction with the Investment Adviser's analysis of factors such as market events, short-term interest rates and each Fund's asset volatility, are used to identify the most effective portfolio structure.
 .CONDUCT RIGOROUS ANALYSIS OF NEW SECURITIES--The Investment Adviser's five-step process includes legal, credit, historical index and liquidity analysis, as well as price stress testing to determine suitability for money market mutual funds.

 3. MANAGING LIQUIDITY

 Factors that the Investment Adviser's portfolio managers continuously moni-tor and that affect liquidity of a money market portfolio include:
 .Each Fund's clients and factors that influence their asset volatility; .Technical events that influence the trading range of federal funds and other short-term fixed-income markets; and
 .Bid-ask spreads associated with securities in the portfolios.

 Benchmarks for the Money Market Funds are the IBC FINANCIAL DATA UNIVERSAL AVERAGES. Each Fund tracks the IBC Index which best corresponds to the Fund's eligible investments.

--------------------------------------------------------------------------------

                                          GENERAL INVESTMENT MANAGEMENT APPROACH

 .THE FUNDS: Each Fund's securities are valued by the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended (the "Act"). Under Rule 2a-7, each Fund may invest only in U.S. dollar-denominated securities that are determined to present minimal credit risk and meet certain other criteria, including conditions relating to maturity, diversification and credit quality. These operating policies may be more restrictive than the fundamental policies set forth in the State-ment of Additional Information (the "Additional Statement").

  .TAXABLE FUNDS: Prime Obligations, Money Market, Treasury Obligations and
   Government Funds.
  .TAX-ADVANTAGED FUNDS: Treasury Instruments and Federal Funds.

  .TAX-EXEMPT FUND: Tax-Free Money Market Fund.
 .THE INVESTORS: The Funds are designed for institutional investors seeking a high rate of return, a stable net asset value ("NAV") and convenient liqui-dation privileges. The Funds are particularly suitable for banks, corpora-tions and other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their customers. Shares of the Government Fund are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration ("NCUA") Rules and Regulations and NCUA Letter Number
  155. The Fund intends to review changes in the applicable laws, rules and regulations governing eligible investments for federally chartered credit unions, and to take such action as may be necessary so that the investments of the Fund qualify as eligible investments under the Federal Credit Union Act and the regulations thereunder. Shares of the Government Fund, however, may or may not qualify as eligible investments for particular state-chart-ered credit unions. A state-chartered credit union should consult qualified legal counsel to determine whether the Government Fund is a permissible investment under the law applicable to it.

 .NAV: Each Fund seeks to maintain a stable NAV of $1.00 per share. There can be no assurance that a Fund will be able at all times to maintain a NAV of $1.00 per share.
 .MAXIMUM REMAINING MATURITY OF PORTFOLIO INVESTMENTS: 13 months (as deter-
  mined pursuant to Rule 2a-7) at the time of purchase.
 .DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY ("WAM"): Not more than 90 days
  (as required by Rule 2a-7).

 .INVESTMENT RESTRICTIONS: Each Fund is subject to certain investment restrictions that are described in detail under "Investment Restrictions" in the Additional Statement. Fundamental investment restrictions of a Fund cannot be changed without approval of a majority of the outstanding shares of that Fund. The Treasury Obligations Fund's policy of limiting its investments to U.S. Treasury Obligations (as defined in Appendix A) and related repurchase agreements is also fundamental. All investment objec-tives and policies not specifically designated as fundamental are non-fun-damental and may be changed without shareholder approval.

 .DIVERSIFICATION: Diversification can help a Fund reduce the risks of investing. In accordance with current regulations of the Securities and Exchange Commission (the "SEC"), each Fund may not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer. However, a Fund may invest up to 25% of the value of its total assets in the securities of a single issuer for up to three business days. These limitations do not apply to cash, certain repurchase agree-ments, U.S. Government Securities (as defined in Appendix A) or securities of other investment companies. In addition, securities subject to certain unconditional guarantees and securities that are not "First Tier Securi-ties" as defined by the SEC are subject to different diversification requirements as described in the Additional Statement.

Fund Investment Objectives and Strategies


 INVESTMENT OBJECTIVES

 The Prime Obligations, Money Market, Treasury Obligations, Treasury Instru-ments, Government, Federal and Tax-Free Money Market Funds seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

 TAXABLE AND TAX-ADVANTAGED FUNDS:

 The Prime Obligations and Money Market Funds pursue their investment objec-tives by investing in U.S. Government Securities, obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities and repurchase agreements. The Money Mar-ket Fund may also invest in U.S. dollar-denominated obligations of foreign banks, foreign companies and foreign governments. The Treasury Obligations Fund pursues its investment objective by investing in securities issued by the U.S. Treasury and repurchase agreements relating to such securities. The Government Fund pursues its investment objective by investing in U.S. Gov-ernment Securities and repurchase agreements relating to such securities. The Treasury Instruments and Federal Funds pursue their investment objec-tives by limiting their investments to certain U.S. Treasury Obligations and U.S. Government Securities, respectively, the interest from which is gener-ally exempt from state income taxation. You should consult your tax adviser to determine whether distributions from the Treasury Instruments and Federal Funds (and any other Fund that may hold such obligations) derived from interest on such obligations are exempt from state income taxation in your own state.

 In order to obtain a rating from a rating organization, the Prime Obliga-tions, Money Market, Treasury Obligations, Treasury Instruments, Government and Federal Funds will observe special investment restrictions.

 TAX-EXEMPT FUND:

 The Tax-Free Money Market Fund pursues its investment objective by investing in securities issued by or on behalf of states, territories, and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which, if any, is in the opinion of bond counsel excluded from gross income for federal income tax purposes, and not an item of tax preference under the federal alternative minimum tax ("AMT").

 PRINCIPAL INVESTMENT STRATEGIES

 The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Funds' annual and semi-annual reports. For more information see Appendix A.

 Investment Policies Matrix



                         U.S. TREASURY U.S. GOVERNMENT            BANK               COMMERCIAL
  FUND                    OBLIGATIONS    SECURITIES           OBLIGATIONS              PAPER
 -------------------------------------------------------------------------------------------------
  Prime Obligations            ./1/           .                    .                     .
                                                           U.S. banks only/2/
 -------------------------------------------------------------------------------------------------
  Money Market                 ./1/           .                    .                     .
                                                        Over 25% of total assets  U.S. and foreign
                                                        must be invested in U.S.  (US$) commercial
                                                       and foreign (US$) banks/3/      paper
 -------------------------------------------------------------------------------------------------
  Treasury Obligations         ./4/
 -------------------------------------------------------------------------------------------------
  Treasury Instruments         ./4/
 -------------------------------------------------------------------------------------------------
  Government                   ./1/          .
 -------------------------------------------------------------------------------------------------
  Federal                      ./1/          .


 -------------------------------------------------------------------------------------------------
  Tax-Free Money Market                                                                  .
                                                                                  Tax-exempt only
 -------------------------------------------------------------------------------------------------

 NOTE: SEE APPENDIX A FOR A DESCRIPTION OF, AND CERTAIN CRITERIA APPLICABLE TO, EACH OF THESE CATEGORIES OF INVESTMENTS.
 1 Issued or guaranteed by the U.S. Treasury.
 2 Including foreign branches of U.S. banks.

 3 If adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits) the Fund may, for temporary defensive purposes, invest less than 25% of its total assets in bank obligations.

 4 Issued by the U.S. Treasury.
 5 To the extent required by Rule 2a-7, asset-backed and receivables-backed securities will be rated by the requisite number of nationally recognized statistical rating organizations ("NRSROs").

 6 The Fund may invest in U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government. The Fund may also invest in U.S. dollar-denominated obligations issued or guaranteed by any entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs. The Fund may not invest more than 25% of its total assets in the securities of any one foreign government.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES


     SHORT-TERM
   OBLIGATIONS OF                       ASSET-BACKED AND       FOREIGN
  CORPORATIONS AND       REPURCHASE    RECEIVABLES-BACKED    GOVERNMENT
   OTHER ENTITIES        AGREEMENTS      SECURITIES/5/    OBLIGATIONS (US$)
---------------------------------------------------------------------------
          .                  .                 .
 U.S. entities only
---------------------------------------------------------------------------
          .                  .                 .                 .6
  U.S. and foreign
   (US$) entities

---------------------------------------------------------------------------
                             .
---------------------------------------------------------------------------

---------------------------------------------------------------------------
                             .
---------------------------------------------------------------------------
                             .
                      (Does not intend
                         to invest)
---------------------------------------------------------------------------


---------------------------------------------------------------------------

Investment Policies Matrix continued



                        TAXABLE             TAX-EXEMPT            CUSTODIAL    UNRATED
   FUND                MUNICIPALS           MUNICIPALS            RECEIPTS  SECURITIES/9/ INVESTMENT COMPANIES
--------------------------------------------------------------------------------------------------------------
 Prime Obligations        ./7/                                        .           .                .
                                                                                          Up to 10% of total
                                                                                          assets in other
                                                                                          investment companies
--------------------------------------------------------------------------------------------------------------
 Money Market             ./7/                                        .           .                .
                                                                                          Up to 10% of total
                                                                                          assets in other
                                                                                          investment companies


--------------------------------------------------------------------------------------------------------------
 Treasury Obligations
--------------------------------------------------------------------------------------------------------------
 Treasury Instruments


--------------------------------------------------------------------------------------------------------------
 Government                                                                                        .
                                                                                          Up to 10% of total
                                                                                          assets in other
                                                                                          investment companies
--------------------------------------------------------------------------------------------------------------
 Federal




--------------------------------------------------------------------------------------------------------------
 Tax-Free Money                                  .                    .           .                .
 Market                           At least 80% of net assets                              Up to 10% of total
                                  in tax-exempt municipal                                 assets in other
                                  obligations (except in                                  investment companies
                                  extraordinary circumstances)/8/


--------------------------------------------------------------------------------------------------------------

 NOTE: SEE APPENDIX A FOR A DESCRIPTION OF, AND CERTAIN CRITERIA APPLICABLE TO, EACH OF THESE CATEGORIES OF INVESTMENTS.
  7 Will only make such investments when yields on such securities are attractive compared to other taxable investments.

  8 Ordinarily expect that 100% of a Fund's portfolio securities will be invested in municipal obligations, but the Fund may, for temporary defensive purposes, hold cash or invest in short-term taxable securities.

  9 To the extent permitted by Rule 2a-7, securities without short-term ratings may be purchased if they are deemed to be of comparable quality to First Tier Securities, or to the extent that a Fund may purchase Second Tier Securities, comparable in quality to Second Tier Securities. In addition, a Fund holding a security supported by a guarantee or demand feature may rely on the credit quality of the guarantee or demand feature in determining the credit quality of the investment.

 10 If such policy should change, private activity bonds subject to AMT would not exceed 20% of the Fund's net assets under normal market conditions.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES



      PRIVATE                                SUMMARY OF
     ACTIVITY           CREDIT              TAXATION FOR
       BONDS          QUALITY/9/          DISTRIBUTIONS/14/                  MISCELLANEOUS
------------------------------------------------------------------------------------------------------
         .          First Tier/12/  Taxable federal and state/15/ Reverse repurchase agreements not permitted
------------------------------------------------------------------------------------------------------
         .          First Tier/12/  Taxable federal and state/15/ May invest in obligations of the International
                                                                  Bank for Reconstruction
                                                                  and Development. Reverse
                                                                  repurchase agreements not
                                                                  permitted.
------------------------------------------------------------------------------------------------------
                    First Tier/12/  Taxable federal and state/15/ Reverse repurchase agreements not permitted
------------------------------------------------------------------------------------------------------
                    First Tier/12/  Taxable federal and           Reverse repurchase agreements
                                    generally exempt from         not permitted
                                    state taxation
------------------------------------------------------------------------------------------------------
                    First Tier/12/  Taxable federal and state/15/ Reverse repurchase agreements not permitted
------------------------------------------------------------------------------------------------------
                    First Tier/12/  Taxable federal and           Under extraordinary circumstances,
                                    generally exempt from         may hold cash, U.S. Government
                                    state taxation                Securities subject to state taxation
                                                                  or cash equivalents. Reverse
                                                                  repurchase agreements not permitted
------------------------------------------------------------------------------------------------------
 (Does not          First/12/ or    Tax-exempt federal            May (but does not currently intend
 intend to          Second Tier/13/ and taxable state/16/         to) invest up to 20% in securities
 invest)/10/,/11/                                                 subject to AMT and may temporarily
                                                                  invest in the taxable money market
                                                                  instruments described herein.
                                                                  Reverse repurchase agreements
                                                                  not permitted
------------------------------------------------------------------------------------------------------

 11 No more than 25% of the value of the Fund's total assets may be invested in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry.
 12 First Tier Securities are (a) rated in the highest short-term rating category by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings. U.S. Government Securities are considered First Tier Securities.
 13 Second Tier Securities are (a) rated in the top two short-term rating categories by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings.
 14 See "Taxation" below for an explanation of the tax consequences summarized in the table above.
 15 Taxable in many states except for distributions from U.S. Treasury
    Obligation interest income and certain U.S. Government Securities interest income.
 16 Taxable except for distributions from interest on obligations of an investor's state of residence in certain states.

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete invest-ment program. There can be no assurance that a Fund will achieve its investment objective.



                               PRIME     MONEY    TREASURY
 .Applicable                 OBLIGATIONS  MARKET  OBLIGATIONS
--Not Applicable               FUND       FUND      FUND
------------------------------------------------------------
NAV                              .         .          .
Interest Rate                    .         .          .
Credit/Default                   .         .          .
Liquidity                        .         .          .
U.S. Government Securities       .         .         --
Concentration                   --         --        --
Foreign                         --         .         --
Banking Industry                --         .         --
Tax                             --         --        --
------------------------------------------------------------

                                                    PRINCIPAL RISKS OF THE FUNDS



                                     TAX-FREE
   TREASURY                           MONEY
  INSTRUMENTS     GOVERNMENT FEDERAL  MARKET
     FUND            FUND     FUND     FUND
---------------------------------------------
        .             .         .       .
        .             .         .       .
        .             .         .       .
        .             .         .       .
       --             .         .       --
       --             --       --       .
       --             --       --       --
       --             --       --       --
       --             --       --       .
---------------------------------------------

Risks that apply to all Funds:

 .NAV RISK--The risk that a Fund will not be able to maintain a NAV per share of $1.00 at all times.
 .INTEREST RATE RISK--The risk that during periods of rising interest rates, a Fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Fund's yield will tend to be higher.

 .CREDIT/DEFAULT RISK--The risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agree-ment, may default on its payment obligations. In addition, with respect to the Tax-Free Money Market Fund, risk of loss from payment default may also exist where municipal instruments are backed by foreign letters of credit or guaran-tees.
 .LIQUIDITY RISK--The risk that a Fund will be unable to pay redemption proceeds within the time period stated in this Prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.

Risk that applies to the Prime Obligations, Money Market, Government and Federal Funds:

 .U.S. GOVERNMENT SECURITIES RISK--The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Risks that apply to the Money Market Fund:

 .FOREIGN RISK--The risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries, less publicly available financial and other information, less stringent foreign securities regulations and accounting and disclosure standards, or other factors. The Money Market Fund may not invest more than 25% of its total assets in the securities of any one foreign government.

 .BANKING INDUSTRY RISK--The risk that if the Fund invests more than 25% of its total assets in bank obligations, an adverse development in the banking indus-try may affect the value of the Fund's investments more than if the Fund's investments were not invested to such a degree in the banking industry. Nor-mally, the Money Market Fund intends to invest more than 25% of its total assets in bank obligations. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles.

                                                    PRINCIPAL RISKS OF THE FUNDS

Risks that apply to the Tax-Free Money Market Fund:

 .CONCENTRATION RISK--The risk that if the Fund invests more than 25% of its total assets in issuers within the same state, industry or economic sector, an adverse economic, business or political development may affect the value of the Fund's investments more than if its investments were not so concentrated.

 .TAX RISK--The risk that future legislative or administrative changes or court decisions may materially affect the ability of the Fund to pay federal tax-exempt dividends. This Fund would not be a suitable investment for IRAs, other tax-exempt or tax-deferred accounts or for other investors who are not sensi-tive to the federal, state or local tax consequences of their investments.

More information about the Funds' portfolio securities and investment tech-niques, and their associated risks, is provided in Appendix A. You should con-sider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Fund Performance

 HOW THE FUNDS HAVE PERFORMED

 The bar chart and table below provide an indication of the risks of invest-ing in a Fund by showing: (a) changes in the performance of a Fund's Pre-ferred Shares from year to year; and (b) the average annual returns of a Fund's Preferred Shares. Investors should be aware that the fluctuation of interest rates is one primary factor in performance volatility. The bar chart and table assume reinvestment of dividends and distributions. A Fund's past performance is not necessarily an indication of how the Fund will per-form in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund's performance would have been reduced. You may obtain a Fund's current yield by calling 1-800-621-2550.

Prime Obligations Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:
 Q4 '97  1.38%

 Worst Quarter:

 Q2 '99  1.17%


                                                 [GRAPH]

                                 1997        1998        1999
                                 5.50%       5.45%       5.07%


 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31,
  1999                                 1 YEAR SINCE INCEPTION
 ------------------------------------------------------------
  PREFERRED SHARES (Inception 5/1/96)  5.07%       5.33%
 ------------------------------------------------------------

Money Market Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:
 Q4 '97  1.38%

 Worst Quarter:

 Q2 '99  1.17%


                                                      [GRAPH]

                                      1997        1998        1999
                                      5.53%       5.45%       5.07%


 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31,
  1999                                 1 YEAR SINCE INCEPTION
 ------------------------------------------------------------
  PREFERRED SHARES (Inception 5/1/96)  5.07%       5.34%
 ------------------------------------------------------------

                                                           FUND PERFORMANCE

Treasury Obligations Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:
 Q4 '97  1.36%

 Worst Quarter:

 Q1 '99  1.11%


                                    [GRAPH]

                         1997        1998        1999
                         5.40%       5.29%       4.78%


 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31,
  1999                                 1 YEAR SINCE INCEPTION
 ------------------------------------------------------------
  PREFERRED SHARES (Inception 5/1/96)  4.78%       5.17%
 ------------------------------------------------------------

Treasury Instruments Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:
 Q2 '98  1.26%

 Worst Quarter:

 Q1 '99  1.04%


                                                [GRAPH]

                                         1998        1999
                                        4.94%       4.49%


 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31,
  1999                                  1 YEAR SINCE INCEPTION
 -------------------------------------------------------------
  PREFERRED SHARES (Inception 5/30/97)  4.49%       4.81%
 -------------------------------------------------------------

                                                           FUND PERFORMANCE

Government Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:
 Q4 '97  1.36%

 Worst Quarter:

 Q2 '99  1.15%


                                                [GRAPH]

                                1997        1998        1999
                                5.43%       5.36%       4.93%


 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31,
  1999                                 1 YEAR SINCE INCEPTION
 ------------------------------------------------------------
  PREFERRED SHARES (Inception 5/1/96)  4.93%       5.24%
 ------------------------------------------------------------

Federal Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:
 Q3 '98  1.33%

 Worst Quarter:

 Q2 '99  1.15%


                                                 [GRAPH]

                                          1998        1999
                                        5.31%       4.94%


 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31,
  1999                                  1 YEAR SINCE INCEPTION
 -------------------------------------------------------------
  PREFERRED SHARES (Inception 5/30/97)  4.94%       5.19%
 -------------------------------------------------------------

                                                           FUND PERFORMANCE

Tax-Free Money Market Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:
 Q2 '97  0.89%

 Worst Quarter:

 Q1 '99  0.66%


                                                   [GRAPH]

                                   1997        1998        1999
                                  3.43%       3.24%       3.03%

 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31,
  1999                                 1 YEAR SINCE INCEPTION
 ------------------------------------------------------------
  PREFERRED SHARES (Inception 5/1/96)  3.03%       3.25%
 ------------------------------------------------------------

Fund Fees and Expenses (Preferred Shares)

This table describes the fees and expenses that you would pay if you buy and hold Preferred Shares of a Fund.

                                                                PRIME    MONEY
                                                             OBLIGATIONS MARKET
                                                                FUND      FUND
-------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT):
Maximum Sales Charge (Load) Imposed on Purchases                None      None
Maximum Deferred Sales Charge (Load)                            None      None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends     None      None
Redemption Fees                                                 None      None
Exchange Fees                                                   None      None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):/1/
Management Fees/2/                                             0.205%    0.205%
Preferred Administration Fees/3/                               0.100%    0.100%
Other Expenses4                                                0.025%    0.015%
-------------------------------------------------------------------------------
Total Fund Operating Expenses*                                 0.330%    0.320%
-------------------------------------------------------------------------------

See page 24 for all other footnotes.

  * As a result of the current waivers and expense limi-tations, "Other Expenses" and "Total Fund Operating
    Expenses" of the Funds which are actually incurred are as set forth below. The waivers and expense limi-tations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other
    Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                               PRIME    MONEY
                                                            OBLIGATIONS MARKET
                                                               FUND      FUND
 -----------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):/1/
  Management Fees/2/                                           0.17%    0.17%
  Preferred Administration Fees/3/                             0.10%    0.10%
  Other Expenses/4/                                            0.01%    0.01%
 -----------------------------------------------------------------------------
  Total Fund Operating Expenses (after current waivers and
   expense limitations)                                        0.28%    0.28%
 -----------------------------------------------------------------------------

                                                          FUND FEES AND EXPENSES



   TREASURY          TREASURY                                                TAX-FREE
  OBLIGATIONS       INSTRUMENTS         GOVERNMENT         FEDERAL         MONEY MARKET
     FUND              FUND                FUND             FUND               FUND
---------------------------------------------------------------------------------------
     None              None                None             None               None
     None              None                None             None               None
     None              None                None             None               None
     None              None                None             None               None
     None              None                None             None               None
    0.205%            0.205%              0.205%           0.205%             0.205%
    0.100%            0.100%              0.100%           0.100%             0.100%
    0.025%            0.035%              0.015%           0.025%             0.015%
---------------------------------------------------------------------------------------
    0.330%            0.340%              0.320%           0.330%             0.320%
---------------------------------------------------------------------------------------




   TREASURY          TREASURY                                                TAX-FREE
  OBLIGATIONS       INSTRUMENTS         GOVERNMENT         FEDERAL         MONEY MARKET
     FUND              FUND                FUND             FUND               FUND
 --------------------------------------------------------------------------------------
     0.17%             0.17%              0.17%             0.19%             0.17%
     0.10%             0.10%              0.10%             0.10%             0.10%
     0.01%             0.01%              0.01%             0.01%             0.01%
 --------------------------------------------------------------------------------------
     0.28%             0.28%              0.28%             0.30%             0.28%
 --------------------------------------------------------------------------------------

Fund Fees and Expenses continued

 /1/The Funds' annual operating expenses are based on actual expenses.

 /2/The Investment Adviser has voluntarily agreed not to impose a portion of the management fee on the Federal Fund equal to 0.015% of the Federal Fund's average daily net assets and equal to 0.035% of all other Funds' average daily net assets. AS A RESULT OF FEE WAIVERS, THE CURRENT MANAGEMENT FEES OF THE FEDERAL FUND AND ALL OTHER FUNDS IS 0.19% AND 0.17%, RESPECTIVELY, OF SUCH FUND'S AVERAGE DAILY NET ASSETS. THE WAIVERS MAY BE TERMINATED AT ANY TIME AT THE OPTION OF THE INVESTMENT ADVISER.

 /3/Service Organizations may charge other fees directly to their customers who are beneficial owners of Preferred Shares in connection with their cus-tomers' accounts. Such fees may affect the return customers realize with respect to their investments.

 /4/The Investment Adviser has voluntarily agreed to reduce or limit "Other Expenses" of each Fund (excluding management fees, preferred administration fees, taxes, interest, brokerage fees and litigation, indemnification and other extraordinary expenses) to 0.01% of each Fund's average daily net assets.

                                                     FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Preferred Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your invest-ment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assump-tions your costs would be:


FUND                   1 YEAR 3 YEARS 5 YEARS 10 YEARS
------------------------------------------------------
PRIME OBLIGATIONS       $34    $106    $185     $418
------------------------------------------------------
MONEY MARKET            $33    $103    $180     $406
------------------------------------------------------
TREASURY OBLIGATIONS    $34    $106    $185     $418
------------------------------------------------------
TREASURY INSTRUMENTS    $35    $109    $191     $431
------------------------------------------------------
GOVERNMENT              $33    $103    $180     $406
------------------------------------------------------
FEDERAL                 $34    $106    $185     $418
------------------------------------------------------
TAX-FREE MONEY MARKET   $33    $103    $180     $406
------------------------------------------------------

Service Organizations that invest in Preferred Shares on behalf of their cus-tomers may charge other fees directly to their customer accounts in connection with their investments. You should contact your Service Organization for infor-mation regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain Service Organizations that invest in Preferred Shares may receive other compensation in connection with the sale and distribution of Preferred Shares or for services to their customers' accounts and/or the Funds. For additional information regarding such compensation, see "Shareholder Guide" in the Pro-spectus and "Other Information" in the Additional Statement.

Service Providers

 INVESTMENT ADVISER

 As of September 1, 1999, the Investment Management Division ("IMD") was established as a new operating division of Goldman Sachs. This newly created entity includes GSAM. GSAM, 32 Old Slip, New York, New York 10005, acts as Investment Adviser to the Funds. Goldman Sachs registered as an investment adviser in 1981. The Goldman Sachs Group, L.P., which controlled the Invest-ment Adviser, merged into The Goldman Sachs Group, Inc. as a result of an initial public offering. As of December 31, 1999, GSAM, along with other units of IMD, had assets under management of $258.5 billion.

 The Investment Adviser provides day-to-day advice regarding the Funds' port-folio transactions. The Investment Adviser also performs the following serv-ices for the Funds:
 .Continually manages each Fund, including the purchase, retention and dispo-
  sition of securities and other assets
 .Administers each Fund's business affairs
 .Performs various recordholder servicing functions (to the extent not pro-vided by other organizations)

 Pursuant to an SEC order, each Taxable and Tax-Advantaged Fund may enter into principal transactions in certain taxable money market instruments, including repurchase agreements, with Goldman Sachs.

                                                          SERVICE PROVIDERS


 MANAGEMENT FEES

 As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund's average daily net assets):

                                          ACTUAL RATE FOR THE
                                          FISCAL YEAR ENDED
  FUND                   CONTRACTUAL RATE DECEMBER 31, 1999
 ------------------------------------------------------------
  Prime Obligations           0.205%             0.17%
 ------------------------------------------------------------
  Money Market                0.205%             0.17%
 ------------------------------------------------------------
  Treasury Obligations        0.205%             0.17%
 ------------------------------------------------------------
  Treasury Instruments        0.205%             0.17%
 ------------------------------------------------------------
  Government                  0.205%             0.17%
 ------------------------------------------------------------
  Federal                     0.205%             0.17%
 ------------------------------------------------------------
  Tax-Free Money Market       0.205%             0.17%
 ------------------------------------------------------------

 The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

 DISTRIBUTOR AND TRANSFER AGENT


 Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Funds' transfer agent (the "Transfer Agent") and, as such, performs various shareholder servicing functions.

 From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

 YEAR 2000

 Goldman Sachs spent a total of approximately $185 million over the past sev-eral years to address the potential hardware, software and other computer and technology issues and related concerns associated with the transition to Year 2000 and to confirm that its service providers did the same. As a result of those efforts, Goldman Sachs has not experienced any material dis-ruptions in its operations in connection with, or following, the transition to the Year 2000.

Dividends

Dividends will be distributed monthly. You may choose to have dividends paid in:
 .Cash
 .Additional shares of the same class of the same Fund

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the applicable Fund.

All or substantially all of each Fund's net investment income will be declared as a dividend daily. Dividends will normally, but not always, be declared as of the following times:


                       DIVIDEND DECLARATION TIME
FUND                        (NEW YORK TIME)
------------------------------------------------
Prime Obligations              5:00 p.m.
------------------------------------------------
Money Market                   4:00 p.m.
------------------------------------------------
Treasury Obligations           5:00 p.m.
------------------------------------------------
Treasury Instruments           4:00 p.m.
------------------------------------------------
Government                     5:00 p.m.
------------------------------------------------
Federal                        4:00 p.m.
------------------------------------------------
Tax-Free Money Market          4:00 p.m.
------------------------------------------------

Dividends will be reinvested as of the last calendar day of each month. Cash distributions normally will be paid on or about the first business day of each month. Net short-term capital gains, if any, will be distributed in accordance with federal income tax requirements and may be reflected in a Fund's daily distributions.

Each Fund may distribute at least annually other realized capital gains, if any, after reduction by available capital losses. In order to avoid excessive fluctuations in the amount of monthly capital gains distributions, a portion of any net capital gains realized on the disposition of securities during the months of November and December may be distributed during the subsequent calen-dar year. Although realized gains and losses on the assets of a Fund are reflected in the NAV of the Fund, they are not expected to be of an amount which would affect the Fund's NAV of $1.00 per share.

The income declared as a dividend for the Prime Obligations, Treasury Obliga-tions and Government Funds is based on estimates of net investment income for each Fund. Actual income may differ from estimates, and differences, if any, will be included in the calculation of subsequent dividends.

Shareholder Guide

 The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds' Preferred Shares.

 HOW TO BUY SHARES


 How Can I Purchase Preferred Shares Of The Funds?
 Generally, Preferred Shares may be purchased only through institutions that have agreed to provide account administration and maintenance services to their customers who are the beneficial owners of Preferred Shares. These institutions are called "Service Organizations." Customers of a Service Organization will normally give their purchase instructions to the Service Organization, and the Service Organization will, in turn, place purchase orders with Goldman Sachs. Service Organizations will set times by which purchase orders and payments must be received by them from their customers. Generally, Preferred Shares may be purchased from the Funds on any business day at their NAV next determined after receipt of an order by Goldman Sachs from a Service Organization. Shares begin earning dividends after the Fund's receipt of the purchase amount in federal funds. No sales load is charged.

 Service Organizations are responsible for transmitting purchase orders and payments to Goldman Sachs in a timely fashion. Service Organizations should place a purchase order in writing or by telephone.



 --------------------------------------------------------
  BY WRITING:      Goldman Sachs Funds
                   4900 Sears Tower - 60th Floor
                   Chicago, IL 60606-6372
 --------------------------------------------------------
  BY TELEPHONE:    1-800-621-2550
                   (8:00 a.m. to 4:00 p.m. New York time)
 --------------------------------------------------------

 Before or immediately after placing an initial purchase order, a Service Organization should complete and send to Goldman Sachs the Account Applica-tion.

 In certain instances, the Trust may require a signature guarantee in order to effect purchase, redemption or exchange transactions. Signature guaran-tees must be obtained from a bank, brokerage firm or other financial inter-mediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a signa-ture guarantee.

 Service Organizations may send their payments as follows:
 .Wire federal funds to The Northern Trust Company ("Northern"), as sub-custodian for State Street Bank and Trust Company ("State Street") (each Fund's custodian); OR

 .Send a check or Federal Reserve draft payable to Goldman Sachs Funds -
  (Name of Fund and Class of Shares), 4900 Sears Tower - 60th Floor, Chicago, IL 60606-6372. The Funds will not accept a check drawn on a foreign bank or a third-party check.

 IT IS STRONGLY RECOMMENDED THAT PAYMENT BE EFFECTED BY WIRING FEDERAL FUNDS TO NORTHERN.

 It is expected that Federal Reserve drafts will ordinarily be converted to federal funds on the day of receipt and that checks will be converted to federal funds within two business days after receipt.

 When Do Shares Begin Earning Dividends?
 Dividends begin to accrue as follows:

  IF AN EFFECTIVE ORDER AND FEDERAL FUNDS ARE RECEIVED:    DIVIDENDS BEGIN:
 --------------------------------------------------------------------------
  MONEY MARKET, TREASURY INSTRUMENTS AND FEDERAL FUNDS:
   .By 3:00 p.m. New York time                            Same business day
   .After 3:00 p.m. New York time                         Next business day
 --------------------------------------------------------------------------
  PRIME OBLIGATIONS, TREASURY OBLIGATIONS AND GOVERNMENT
   FUNDS:
   .By 5:00 p.m. New York time                            Same business day
   .After 5:00 p.m. New York time                         Next business day
 --------------------------------------------------------------------------
  TAX-FREE MONEY MARKET FUND:
   .By 2:00 p.m. New York time                            Same business day
   .After 2:00 p.m. New York time                         Next business day
 --------------------------------------------------------------------------

 What Do I Need To Know About Service Organizations?
 Service Organizations may provide the following services in connection with their customers' investments in Preferred Shares:
 .Acting, directly or through an agent, as the sole shareholder of record .Maintaining account records for customers
 .Processing orders to purchase, redeem or exchange shares for customers

 In addition, some (but not all) Service Organizations are authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other interme-diaries to accept such orders, if approved by the Trust. In these cases:
 .A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a business day, and the order will be priced at the Fund's NAV next deter-mined after such acceptance.

                                                               SHAREHOLDER GUIDE

 .Service Organizations or intermediaries will be responsible for transmit-ting accepted orders and payments to the Trust within the time period agreed upon by them.

 You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

 Pursuant to a preferred administration plan adopted by the Trust's Board of Trustees, Service Organizations are entitled to receive payment for their services from the Trust of up to 0.10% (on an annualized basis) of the aver-age daily net assets of the Preferred Shares of the Funds, which are attrib-utable to or held in the name of the Service Organization for its customers.

 The Investment Adviser, Distributor and/or their affiliates may pay addi-tional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Service Organizations and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds.

 In addition to Preferred Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), and are entitled to different serv-ices than Preferred Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

 What Is My Minimum Investment In The Funds?


 -----------------------------------------------------------
  Minimum initial investment      $10 million (may be
                                  allocated among the Funds)
 -----------------------------------------------------------
  Minimum account balance         $10 million
 -----------------------------------------------------------
  Minimum subsequent investments  None
 -----------------------------------------------------------

 A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Preferred Shares and may establish other require-ments such as a minimum account balance. A Service Organization may redeem Preferred Shares held by non-complying accounts, and may impose a charge for any special services.

 What Else Should I Know About Share Purchases?
 The Trust reserves the right to:
 .Modify or waive the minimum investment and minimum account balance require-
  ment.
 .Reject any purchase order for any reason.

 The Funds may allow Service Organizations to purchase shares with securities instead of cash if consistent with a Fund's investment policies and opera-tions and if approved by the Fund's Investment Adviser.

 How Are Shares Priced?
 The price you pay or receive when you buy, sell or exchange Preferred Shares is determined by a Fund's NAV. The Funds calculate NAV as follows:

                 (Value of Assets of the Class)
                  - (Liabilities of the Class)
     NAV = _______________________________
                 Number of Outstanding Shares of the Class

  FUND                                 NAV CALCULATED
 ---------------------------------------------------------------------------
  MONEY MARKET, TREASURY INSTRUMENTS,  As of the close of regular trading of
   FEDERAL AND TAX-FREE MONEY MARKET   the New York Stock Exchange
                                       (normally 4:00 p.m. New York time)
                                       on each business day
 ---------------------------------------------------------------------------
  PRIME OBLIGATIONS, TREASURY          As of 5:00 p.m. New York time
   OBLIGATIONS AND GOVERNMENT          on each business day
 ---------------------------------------------------------------------------

 .NAV per share of each class is calculated by State Street on each business day. Fund shares will be priced on any day the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for local holidays.
 .On any business day when the Bond Market Association ("BMA") recommends that the securities markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund's closing time and credit will be given to the next business day.
 .The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as permit-ted by the SEC.

 To help each Fund maintain its $1.00 constant share price, portfolio securi-ties are valued at amortized cost in accordance with SEC regulations. Amor-tized cost will normally approximate market value. There can be no assurance that a Fund will be able at all times to maintain a NAV of $1.00 per share.

                                                               SHAREHOLDER GUIDE


 HOW TO SELL SHARES


 How Can I Sell Preferred Shares Of The Funds?
 Generally, Preferred Shares may be sold (redeemed) only through Service Organizations. Customers of a Service Organization will normally give their redemption instructions to the Service Organization, and the Service Organi-zation will, in turn, place redemption orders with the Funds. GENERALLY, EACH FUND WILL REDEEM ITS PREFERRED SHARES UPON REQUEST ON ANY BUSINESS DAY AT THEIR NAV NEXT DETERMINED AFTER RECEIPT OF SUCH REQUEST IN PROPER FORM. A Service Organization may request redemptions in writing or by telephone if the optional telephone redemption privilege is elected on the Account Application.



 --------------------------------------------------------------
  BY WRITING:      Goldman Sachs Funds
                   4900 Sears Tower - 60th Floor
                   Chicago, IL 60606-6372
 --------------------------------------------------------------
  BY TELEPHONE:    If you have elected the telephone redemption
                   privilege on your Account Application:
                   . 1-800-621-2550
                     (8:00 a.m. to 4:00 p.m. New York time)
 --------------------------------------------------------------

 Certain Service Organizations are authorized to accept redemption requests on behalf of the Funds as described under "What Do I Need To Know About Service Organizations?" A redemption may also be made with respect to cer-tain Funds by means of the check redemption privilege described in the Addi-tional Statement.

 What Do I Need To Know About Telephone Redemption Requests?

 The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized tele-phone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:
 .All telephone requests are recorded.
 .Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
 .The telephone redemption option may be modified or terminated at any time.

 NOTE: IT MAY BE DIFFICULT TO MAKE TELEPHONE REDEMPTIONS IN TIMES OF DRASTIC ECONOMIC OR MARKET CONDITIONS.

 When Will Redemption Proceeds Be Wired?
 Redemption proceeds will normally be wired to the bank account designated on a Service Organization's Account Application as follows:

  REDEMPTION REQUEST RECEIVED         REDEMPTION PROCEEDS     DIVIDENDS
 ----------------------------------------------------------------------------------
  MONEY MARKET, TREASURY INSTRUMENTS
   AND FEDERAL FUNDS:
 ----------------------------------------------------------------------------------
   .By 3:00 p.m. New York time        Wired same business day Not earned on day
                                                              request is received
   .After 3:00 p.m. New York time     Wired next business day Earned on day request
                                                              is received
 ----------------------------------------------------------------------------------
  PRIME OBLIGATIONS, TREASURY OBLIGATIONS
   AND GOVERNMENT FUNDS:
 ----------------------------------------------------------------------------------
   .By 5:00 p.m. New York time        Wired same business day Not earned on day
                                                              request is received
   .After 5:00 p.m. New York time     Wired next business day Earned on day request
                                                              is received
 ----------------------------------------------------------------------------------
  TAX-FREE MONEY MARKET FUND:
 ----------------------------------------------------------------------------------
   .By 1:00 p.m. New York time        Wired same business day Not earned on day
                                                              request is received
   .After 1:00 p.m. New York time     Wired next business day Earned on day request
                                                              is received
 ----------------------------------------------------------------------------------

 .Although redemption proceeds will normally be wired as described above, each Fund reserves the right to pay redemption proceeds up to three busi-ness days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.

 .Neither the Trust, Goldman Sachs nor any other institution assumes any responsibility for the performance of intermediaries or your Service Organ-ization in the transfer process. If a problem with such performance arises, you should deal directly with such intermediaries or Service Organizations.

 What Else Do I Need To Know About Redemptions?

 The following generally applies to redemption requests:
 .Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.

                                                               SHAREHOLDER GUIDE

 .Service Organizations are responsible for the timely transmittal of redemp-tion requests by their customers to the Transfer Agent. In order to facili-tate the timely transmittal of redemption requests, Service Organizations may set times by which they must receive redemption requests. Service Orga-nizations may also require additional documentation from you.

 The Trust reserves the right to:

 .Redeem the Preferred Shares of any Service Organization whose account bal-ance falls below the minimum as a result of a redemption. The Fund will give 60 days' prior written notice to allow a Service Organization to pur-chase sufficient additional shares of the Fund in order to avoid such redemption. Different rules may apply to investors who have established brokerage accounts with Goldman Sachs in accordance with the terms and con-ditions of their account agreements.
 .Redeem shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.

 .Pay redemptions by a distribution in-kind of securities (instead of cash).
  If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

 .Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to the Fund as undeliverable or remain uncashed for six months. In addition, that distribution and all future distributions payable to you will be reinvested at NAV in additional Fund shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

 Can I Exchange My Investment From One Fund To Another?
 A Service Organization may exchange Preferred Shares of a Fund at NAV for shares of the corresponding class of any other Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days' written notice.

  INSTRUCTIONS FOR EXCHANGING SHARES:
 ---------------------------------------------------------------------
  BY WRITING:      .Write a letter of instruction that includes:
                   .The recordholder name(s) and signature(s)
                   .The account number
                   .The Fund names and Class of Shares
                   .The dollar amount to be exchanged
                   .Mail the request to:
                    Goldman Sachs Funds
                    4900 Sears Tower - 60th Floor,
                    Chicago, IL 60606-6372
 ---------------------------------------------------------------------
  BY TELEPHONE:    If you have elected the telephone
                   exchange privilege on your Account Application:
                   .1-800-621-2550
                    (8:00 a.m. to 4:00 p.m. New York time)
 ---------------------------------------------------------------------

 You should keep in mind the following factors when making or considering an exchange:
 .You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.

 .All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund, except that this requirement may be waived at the discretion of the Trust.
 .Telephone exchanges normally will be made only to an identically registered account.
 .Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
 .Exchanges are available only in states where exchanges may be legally made. .It may be difficult to make telephone exchanges in times of drastic eco-
  nomic or market conditions.
 .Goldman Sachs may use reasonable procedures described under "What Do I Need
  To Know About Telephone Redemption Requests?" in an effort to prevent unau-thorized or fraudulent telephone exchange requests.

 For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should con-sult your tax adviser concerning the tax consequences of an exchange.

 What Types Of Reports Will I Be Sent Regarding Investments In Preferred
 Shares?

 Service Organizations will receive from the Funds annual reports containing audited financial statements and semi-annual reports. Upon request, Service Organizations will also be provided with a printed confirmation for each transaction. Any dividends and distributions paid by the Funds are also reflected in regular statements issued by the Funds to Service Organiza-tions. Service Organizations are responsible for providing these or other reports to their customers who are the beneficial owners of Preferred Shares in accordance with the rules that apply to their accounts with the Service Organizations.

Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should con-sult your tax adviser about the federal, state, local or foreign tax conse-quences of your investment in the Funds.

Unless your investment is an IRA or other tax-advantaged accounts, you should consider the possible tax consequences of Fund distributions.

TAXES ON DISTRIBUTIONS: Except for the Tax-Free Money Market Fund, distribu-tions of investment income are taxable as ordinary income for federal tax pur-poses, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. To the extent that Fund distributions are attributable to interest on federal obligations or interest on obligations of your state of residence or its municipalities or authorities, they will in most cases be exempt from state and local income taxes. Distributions from the Tax-Free Money Market Fund that are designated as "exempt interest dividends" are generally not subject to fed-eral income tax. Distributions of short-term capital gains are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. The Funds will inform shareholders of the character and tax status of all distributions promptly after the close of each calendar year.

You should note that a portion of the exempt-interest dividends paid by the Tax-Free Money Market Fund may be a preference item when determining your fed-eral alternative minimum tax liability. Exempt-interest dividends are also taken into account in determining the taxable portion of social security or railroad retirement benefits. Any interest on indebtedness incurred by you to purchase or carry shares in the Tax-Free Money Market Fund generally will not be deductible for federal income tax purposes.

OTHER INFORMATION: When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Fund must withhold 31% of your taxable distributions and any redemption pro-ceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so. Non-U.S. investors may be subject to U.S. withholding and estate tax.

Appendix A
Additional Information on Portfolio
Risks, Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental policies and investment restrictions that cannot be changed without shareholder approval. You should note, however, that all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objective, you should consider whether that Fund remains an appropriate invest-ment in light of your then current financial position and needs.

U.S. TREASURY OBLIGATIONS AND U.S. GOVERNMENT SECURITIES. U.S. Treasury Obligations include securities issued or issued or guaranteed by the U.S. Treasury ("U.S. Treasury Obligations"). Payment of principal and interest on these obligations is backed by the full faith and credit of the U.S. government. U.S. Treasury Obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS").

U.S. Government Securities are obligations issued or guaranteed by U.S. govern-ment agencies, authorities, instrumentalities or sponsored enterprises ("U.S. Government Securities"). Unlike U.S. Treasury Obligations, U.S. Government Securities can be supported by either (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("Ginnie Mae"));
(b) the right of the issuer to borrow from the U.S. Treasury (such as securi-ties of the Student Loan Marketing Association); (c) the discretionary author-ity of the U.S. government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")); or (d) only the credit of the issu-er.

U.S. Government Securities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid. U.S. Government Securities also include zero coupon bonds.

                                                                      APPENDIX A


Some Funds invest in U.S. Treasury Obligations and certain U.S. Government Securities the interest from which is generally exempt from state income taxa-tion. Securities generally eligible for this exemption include those issued by the U.S. Treasury and certain agencies, authorities or instrumentalities of the U.S. government, including the Federal Home Loan Banks, Federal Farm Credit Banks, Tennessee Valley Authority and Student Loan Marketing Association.

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authori-ties, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

BANK OBLIGATIONS. Bank obligations include certificates of deposit, commercial paper, unsecured bank promissory notes, bankers' acceptances, time deposits and other debt obligations. Certain Funds may invest in obligations issued or backed by U.S. banks when a bank has more than $1 billion in total assets at the time of purchase or is a branch or subsidiary of such a bank. In addition, certain Funds may invest in U.S. dollar-denominated obligations issued or guaranteed by foreign banks that have more than $1 billion in total assets at the time of purchase, U.S. branches of such foreign banks (Yankee obligations), foreign branches of such foreign banks and foreign branches of U.S. banks having more than $1 billion in total assets at the time of purchase. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation.

If a Fund invests more than 25% of its total assets in bank obligations (whether foreign or domestic), it may be especially affected by favorable and adverse developments in or related to the banking industry. The activities of U.S. and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of opera-tions and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate mar-kets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

COMMERCIAL PAPER. A Fund may invest in commercial paper, including variable amount master demand notes and asset-backed commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. The commercial paper purchased by a Fund consists of direct U.S. dollar-denominated obligations of domestic or, in the case of certain Funds, foreign issuers.

SHORT-TERM OBLIGATIONS. A Fund may invest in other short-term obligations, including short-term funding agreements payable in U.S. dollars and issued or guaranteed by U.S. corporations, foreign corporations or other entities. A funding agreement is a contract between an issuer and a purchaser that obli-gates the issuer to pay a guaranteed rate of interest on a principal sum depos-ited by the purchaser. Funding agreements will also guarantee a stream of pay-ments over time. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaran-teed for a set time period. Because there is normally no secondary market for these investments, funding agreements purchased by a Fund may be regarded as illiquid.

REPURCHASE AGREEMENTS. Certain Funds may enter into repurchase agreements with primary dealers in U.S. Government Securities and banks affiliated with primary dealers. Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price.

If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer addi-tional losses if a court determines that the Fund's interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Distribu-tions of the income from repurchase agreements will be taxable to a Fund's shareholders. In addition, certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

ASSET-BACKED AND RECEIVABLES-BACKED SECURITIES. Certain Funds may invest in asset-backed and receivables-backed securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed and receivables-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed and receivables-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in such securities will

                                                                      APPENDIX A

be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. In addition, securities that are backed by credit card, automobile and similar types of receivables generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

FOREIGN GOVERNMENT OBLIGATIONS AND RELATED FOREIGN RISKS. Certain Funds may invest in foreign government obligations. Foreign government obligations are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs.

Investments by a Fund in foreign securities, whether issued by a foreign gov-ernment, bank, corporation or other issuer, may present a greater degree of risk than investments in securities of domestic issuers because of less public-ly-available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

MUNICIPAL OBLIGATIONS. Certain Funds may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia. Municipal obligations in which a Fund may invest consist of fixed rate notes and similar debt instruments; variable and floating rate demand instruments; tax-exempt commercial paper; municipal bonds; and unrated notes, paper, bonds or other instruments.

MUNICIPAL NOTES AND BONDS. Municipal notes include tax anticipation notes ("TANs"), revenue anticipation notes ("RANs"), bond anticipation notes ("BANs"), tax and revenue anticipation notes ("TRANs") and construction loan notes. Municipal bonds include general obligation bonds and revenue bonds. Gen-eral obligation bonds are backed by the taxing power of the issuing municipal-ity and are considered the safest type of municipal obligation. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. Revenue bonds also include lease rental revenue bonds which are issued by a state or local authority for capital projects and are secured by annual lease payments from the state or local-ity sufficient to cover debt service on the authority's obligations. Industrial development bonds ("private activity bonds") are a specific type of revenue bond backed by the credit and security of a private user and, therefore, have more potential risk. Municipal bonds may be issued in a variety of forms, including commercial paper, tender option bonds and variable and floating rate securities.

TENDER OPTION BONDS. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept ten-dered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund's average portfolio maturity. There is a risk that a Fund will not be con-sidered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, a payment default or a disqualifica-tion from tax-exempt status.

REVENUE ANTICIPATION WARRANTS. Revenue Anticipation Warrants ("RAWs") are issued in anticipation of the issuer's receipt of revenues and present the risk that such revenues will be insufficient to satisfy the issuer's payment obliga-tions. The entire amount of principal and interest on RAWs is due at maturity. RAWs, including those with a maturity of more than 397 days, may also be repackaged as instruments which include a demand feature that permits the holder to sell the RAWs to a bank or other financial institution at a purchase price equal to par plus accrued interest on each interest rate reset date.

INDUSTRIAL DEVELOPMENT BONDS. Certain Funds may invest in industrial develop-ment bonds (private activity bonds). Industrial development bonds are a spe-cific type of revenue bond backed by the credit and security of a private user, the interest from which would be an item of tax preference when distributed by a Fund as "exempt-interest dividends" to shareholders under the AMT.

                                                                      APPENDIX A

OTHER MUNICIPAL OBLIGATION POLICIES. Certain Funds may invest 25% or more of the value of their respective total assets in municipal obligations which are related in such a way that an economic, business or political development or change affecting one municipal obligation would also affect the other municipal obligation. For example, a Fund may invest all of its assets in (a) municipal obligations the interest of which is paid solely from revenues from similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities; (b) municipal obligations whose issuers are in the same state; or (c) industrial development obligations. Concentration of a Fund's investments in these municipal obligations will subject the Fund, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration.

Municipal obligations may be backed by letters of credit or other forms of credit enhancement issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States or by other financial insti-tutions. The credit quality of these banks and financial institutions could, therefore, cause a loss to a Fund that invests in municipal obligations. Let-ters of credit and other obligations of foreign banks and financial institu-tions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regu-lation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and are gener-ally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks. In addition, the Funds may acquire securities in the form of custodial receipts which evidence ownership of future interest pay-ments, principal payments or both on obligations of certain state and local governments and authorities.

In order to enhance the liquidity, stability or quality of a municipal obliga-tion, a Fund may acquire the right to sell the obligation to another party at a guaranteed price and date.

CUSTODIAL RECEIPTS. Certain Funds may also acquire U.S. Government Securities in the form of custodial receipts. Custodial receipts evidence ownership of future interest payments, principal payments or both on notes or bonds issued or guaranteed as to principal or interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities. For certain securi-ties law purposes, custodial receipts are not considered obligations of the U.S. government.

OTHER INVESTMENT COMPANIES. A Fund may invest in securities of other investment companies subject to statutory limitations prescribed by the Act. These limita-tions include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other investment compa-nies will have investment objectives, policies and restrictions substantially similar to those of the acquiring Fund and will be subject to substantially the same risks.

FLOATING AND VARIABLE RATE OBLIGATIONS. The Funds may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. Subject to the conditions for using amortized cost valuation under the Act, a Fund may consider the maturity of a variable or floating rate obli-gation to be shorter than its ultimate stated maturity if the obligation is a U.S. Treasury Obligation or U.S. Government Security, if the obligation has a remaining maturity of 397 calendar days or less, or if the obligation has a demand feature that permits the Fund to receive payment at any time or at spec-ified intervals not exceeding 397 calendar days. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable, both of which may be issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States. A Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. The Funds may purchase when-issued securities and enter into forward commitments. When-issued securities are securities that have been authorized, but not yet issued. When-issued secu-rities are purchased in order to secure what is considered to be an advanta-geous price and yield to a Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell secu-rities for a fixed price at a future date beyond the customary settlement peri-od.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

                                                                      APPENDIX A

ILLIQUID SECURITIES. Each Fund may invest up to 10% of its net assets in illiq-uid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:
 .Both domestic and foreign securities that are not readily marketable
 .Certain municipal leases and participation interests
 .Certain stripped mortgage-backed securities
 .Repurchase agreements and time deposits with a notice or demand period of more than seven days
 .Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called "4(2) commercial paper" or is oth-erwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

Investing in restricted securities may decrease the liquidity of a Fund's port-folio.

BORROWINGS. Each Fund may borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its net assets. For more information, see the Addi-tional Statement.

DOWNGRADED SECURITIES. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

Appendix B
Financial Highlights

 The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects finan-cial results for a single Fund share. The total returns in the table repre-sent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The Pre-mium Money Market Fund terminated as of March 31, 2000. This information has been audited by Arthur Andersen LLP, whose report, along with a Fund's financial statements, is included in the Fund's annual report (available upon request without charge).

 PRIME OBLIGATIONS FUND


                                             NET ASSET
                                             VALUE AT     NET     DISTRIBUTIONS
                                             BEGINNING INVESTMENT      TO
                                             OF PERIOD  INCOMEA   SHAREHOLDERS
-------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
1999-FST shares                                $1.00     $0.05       $(0.05)
1999-FST Preferred shares                       1.00      0.05        (0.05)
1999-FST Administration shares                  1.00      0.05        (0.05)
1999-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1998-FST shares                                 1.00      0.05        (0.05)
1998-FST Preferred shares                       1.00      0.05        (0.05)
1998-FST Administration shares                  1.00      0.05        (0.05)
1998-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1997-FST shares                                 1.00      0.05        (0.05)
1997-FST Preferred shares                       1.00      0.05        (0.05)
1997-FST Administration shares                  1.00      0.05        (0.05)
1997-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1996-FST shares                                 1.00      0.05        (0.05)
1996-FST Preferred Shares (commenced May 1)     1.00      0.03        (0.03)
1996-FST Administration shares                  1.00      0.05        (0.05)
1996-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1995-FST shares                                 1.00      0.06        (0.06)
1995-FST Administration shares                  1.00      0.06        (0.06)
1995-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

c Annualized.

                                                                      APPENDIX B





                                                           RATIOS ASSUMING NO
                                                         WAIVER OF FEES AND NO
                                                          EXPENSE LIMITATIONS
                                                        ------------------------
                      NET                  RATIO OF NET             RATIO OF NET
NET ASSET          ASSETS AT  RATIO OF NET  INVESTMENT   RATIO OF    INVESTMENT
VALUE AT              END     EXPENSES TO   INCOME TO   EXPENSES TO  INCOME TO
   END      TOTAL  OF PERIOD  AVERAGE NET  AVERAGE NET  AVERAGE NET AVERAGE NET
OF PERIOD RETURN/B/ (IN 000'S)    ASSETS       ASSETS      ASSETS       ASSETS
--------------------------------------------------------------------------------
  $1.00     5.18%  $8,062,549     0.18%        5.09%       0.23%        5.04%
   1.00     5.07      219,711     0.28         4.87        0.33         4.82
   1.00     4.91    1,051,831     0.43         4.88        0.48         4.83
   1.00     4.65      690,741     0.68         4.60        0.73         4.55
--------------------------------------------------------------------------------
   1.00     5.55    5,831,773     0.18         5.39        0.24         5.33
   1.00     5.45      132,558     0.28         5.26        0.34         5.20
   1.00     5.29      331,196     0.43         5.14        0.49         5.08
   1.00     5.03      336,205     0.68         4.89        0.74         4.83
--------------------------------------------------------------------------------
   1.00     5.60    3,867,739     0.18         5.46        0.23         5.41
   1.00     5.50      152,767     0.28         5.38        0.33         5.33
   1.00     5.34      241,607     0.43         5.22        0.48         5.17
   1.00     5.08      176,133     0.68         4.97        0.73         4.92
--------------------------------------------------------------------------------
   1.00     5.41    3,901,797     0.18         5.29        0.23         5.24
   1.00     5.28c     127,126     0.28c        5.19c       0.33c        5.14c
   1.00     5.14      215,898     0.43         5.06        0.48         5.01
   1.00     4.88      115,114     0.68         4.78        0.73         4.73
--------------------------------------------------------------------------------
   1.00     6.02    3,295,791     0.18         5.86        0.22         5.82
   1.00     5.75      147,894     0.43         5.59        0.47         5.55
   1.00     5.49       65,278     0.68         5.33        0.72         5.29
--------------------------------------------------------------------------------

 MONEY MARKET FUND



                                        NET ASSET
                                        VALUE AT     NET     DISTRIBUTIONS
                                        BEGINNING INVESTMENT      TO
                                        OF PERIOD  INCOME/A/ SHAREHOLDERS
--------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
1999 - FST shares                         $1.00     $0.05       $(0.05)
1999 - FST Preferred shares                1.00      0.05        (0.05)
1999 - FST Administration shares           1.00      0.05        (0.05)
1999 - FST Service shares                  1.00      0.05        (0.05)
--------------------------------------------------------------------------
1998 - FST shares                          1.00      0.05        (0.05)
1998 - FST Preferred shares                1.00      0.05        (0.05)
1998 - FST Administration shares           1.00      0.05        (0.05)
1998 - FST Service shares                  1.00      0.05        (0.05)
--------------------------------------------------------------------------
1997 - FST shares                          1.00      0.06        (0.06)
1997 - FST Preferred shares                1.00      0.05        (0.05)
1997 - FST Administration shares           1.00      0.05        (0.05)
1997 - FST Service shares                  1.00      0.05        (0.05)
--------------------------------------------------------------------------
1996 - FST shares                          1.00      0.05        (0.05)
1996 - FST Preferred shares (commenced
 May 1)                                    1.00      0.03        (0.03)
1996 - FST Administration shares           1.00      0.05        (0.05)
1996 - FST Service shares                  1.00      0.05        (0.05)
--------------------------------------------------------------------------
1995 - FST shares                          1.00      0.06        (0.06)
1995 - FST Administration shares           1.00      0.06        (0.06)
1995 - FST Service shares (commenced
 July 14)                                  1.00      0.02        (0.02)
--------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

c Annualized.

                                                                      APPENDIX B




                                                            RATIOS ASSUMING NO
                                                          WAIVER OF FEES AND NO
                                                           EXPENSE LIMITATIONS
                                                         ------------------------
                       NET                  RATIO OF NET             RATIO OF NET
NET ASSET           ASSETS AT  RATIO OF NET  INVESTMENT   RATIO OF    INVESTMENT
VALUE AT               END     EXPENSES TO   INCOME TO   EXPENSES TO  INCOME TO
   END     TOTAL    OF PERIOD  AVERAGE NET  AVERAGE NET  AVERAGE NET AVERAGE NET
OF PERIOD RETURN/B/ (IN 000'S)    ASSETS       ASSETS      ASSETS       ASSETS
---------------------------------------------------------------------------------
  $1.00      5.18%  $8,747,861     0.18%        5.08%       0.22%        5.04%
   1.00      5.07      241,179     0.28         4.99        0.32         4.95
   1.00      4.92      403,602     0.43         4.81        0.47         4.77
   1.00      4.66      305,972     0.68         4.53        0.72         4.49
---------------------------------------------------------------------------------
   1.00      5.55    4,995,782     0.18         5.40        0.23         5.35
   1.00      5.45       93,218     0.28         5.30        0.33         5.25
   1.00      5.29      399,474     0.43         5.16        0.48         5.11
   1.00      5.03      496,520     0.68         4.86        0.73         4.81
---------------------------------------------------------------------------------
   1.00      5.63    4,346,519     0.18         5.50        0.23         5.45
   1.00      5.53       20,258     0.28         5.44        0.33         5.39
   1.00      5.37      221,256     0.43         5.26        0.48         5.21
   1.00      5.11      316,304     0.68         4.99        0.73         4.94
---------------------------------------------------------------------------------
   1.00      5.45    2,540,366     0.18         5.33        0.23         5.28
   1.00      5.31c      17,510     0.28c        5.23c       0.33c        5.18c
   1.00      5.19      165,766     0.43         5.04        0.48         4.99
   1.00      4.93      234,376     0.68         4.84        0.73         4.79
---------------------------------------------------------------------------------
   1.00      6.07    2,069,197     0.15         5.89        0.23         5.81
   1.00      5.80      137,412     0.40         5.61        0.48         5.53
   1.00      5.41c       4,219     0.65c        4.93c       0.73c        4.85c
---------------------------------------------------------------------------------

 PREMIUM MONEY MARKET FUND



                                             NET ASSET
                                             VALUE AT     NET     DISTRIBUTIONS
                                             BEGINNING INVESTMENT      TO
                                             OF PERIOD  INCOME/A/ SHAREHOLDERS
-------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
1999-FST shares                                $1.00     $0.05       $(0.05)
1999-FST Preferred shares                       1.00      0.05        (0.05)
1999-FST Administration shares                  1.00      0.05        (0.05)
1999-FST Service shares                         1.00      0.04        (0.04)
-------------------------------------------------------------------------------
1998-FST shares                                 1.00      0.05        (0.05)
1998-FST Preferred shares                       1.00      0.05        (0.05)
1998-FST Administration shares                  1.00      0.05        (0.05)
1998-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
FOR THE PERIOD ENDED DECEMBER 31,
1997-FST shares (commenced August 1)            1.00      0.02        (0.02)
1997-FST Preferred shares (commenced August
 1)                                             1.00      0.02        (0.02)
1997-FST Administration shares (commenced
 August 1)                                      1.00      0.02        (0.02)
1997-FST Service shares (commenced August
 1)                                             1.00      0.02        (0.02)
-------------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

c Annualized.

                                                                      APPENDIX B





                                                          RATIOS ASSUMING NO
                                                        WAIVER OF FEES AND NO
                                                         EXPENSE LIMITATIONS
                                                       ------------------------
                      NET
                   ASSETS AT              RATIO OF NET             RATIO OF NET
NET ASSET             END    RATIO OF NET  INVESTMENT   RATIO OF    INVESTMENT
VALUE AT           OF PERIOD EXPENSES TO   INCOME TO   EXPENSES TO  INCOME TO
   END      TOTAL     (IN    AVERAGE NET  AVERAGE NET  AVERAGE NET AVERAGE NET
OF PERIOD  RETURN/B/ 000'S)      ASSETS       ASSETS      ASSETS       ASSETS
-------------------------------------------------------------------------------
  $1.00     5.10%  $312,507      0.18%        4.96%       0.23%        4.91%
   1.00     5.00     50,847      0.28         4.82        0.33         4.77
   1.00     4.84     18,670      0.43         4.78        0.48         4.73
   1.00     4.58     17,312      0.68         4.44        0.73         4.39
-------------------------------------------------------------------------------
   1.00     5.55    479,851      0.16         5.38        0.29         5.25
   1.00     5.45    107,517      0.26         5.29        0.39         5.16
   1.00     5.29     13,728      0.41         5.08        0.54         4.95
   1.00     5.03     19,655      0.66         4.79        0.79         4.66
-------------------------------------------------------------------------------
   1.00     5.73c   218,192      0.08c        5.59c       0.43c        5.24c
   1.00     5.62c       558      0.18c        5.50c       0.53c        5.15c
   1.00     5.47c     1,457      0.33c        5.33c       0.68c        4.98c
   1.00     5.20c       814      0.58c        5.17c       0.93c        4.82c
-------------------------------------------------------------------------------

 TREASURY OBLIGATIONS FUND



                                            NET ASSET
                                            VALUE AT     NET     DISTRIBUTIONS
                                            BEGINNING INVESTMENT      TO
                                            OF PERIOD  INCOME/A/ SHAREHOLDERS
------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
1999 - FST shares                             $1.00     $0.05       $(0.05)
1999 - FST Preferred shares                    1.00      0.05        (0.05)
1999 - FST Administration shares               1.00      0.05        (0.05)
1999 - FST Service shares                      1.00      0.04        (0.04)
------------------------------------------------------------------------------
1998 - FST shares                              1.00      0.05        (0.05)
1998 - FST Preferred shares                    1.00      0.05        (0.05)
1998 - FST Administration shares               1.00      0.05        (0.05)
1998 - FST Service shares                      1.00      0.05        (0.05)
------------------------------------------------------------------------------
1997 - FST shares                              1.00      0.05        (0.05)
1997 - FST Preferred shares                    1.00      0.05        (0.05)
1997 - FST Administration shares               1.00      0.05        (0.05)
1997 - FST Service shares                      1.00      0.05        (0.05)
------------------------------------------------------------------------------
1996 - FST shares                              1.00      0.05        (0.05)
1996 - FST Preferred shares (commenced May
 1)                                            1.00      0.03        (0.03)
1996 - FST Administration shares               1.00      0.05        (0.05)
1996 - FST Service shares                      1.00      0.05        (0.05)
------------------------------------------------------------------------------
1995 - FST shares                              1.00      0.06        (0.06)
1995 - FST Administration shares               1.00      0.06        (0.06)
1995 - FST Service shares                      1.00      0.05        (0.05)
------------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

c Annualized.

                                                                      APPENDIX B




                                                           RATIOS ASSUMING NO
                                                         WAIVER OF FEES AND NO
                                                          EXPENSE LIMITATIONS
                                                        ------------------------
                      NET                  RATIO OF NET             RATIO OF NET
NET ASSET          ASSETS AT  RATIO OF NET  INVESTMENT   RATIO OF    INVESTMENT
VALUE AT              END     EXPENSES TO   INCOME TO   EXPENSES TO  INCOME TO
   END     TOTAL   OF PERIOD  AVERAGE NET  AVERAGE NET  AVERAGE NET AVERAGE NET
OF PERIOD RETURN/B/ (IN 000'S)   ASSETS       ASSETS      ASSETS       ASSETS
--------------------------------------------------------------------------------
  $1.00     4.88%  $2,320,581     0.18%        4.75%       0.23%        4.70%
   1.00     4.78      297,925     0.28         4.67        0.33         4.62
   1.00     4.62    1,157,825     0.43         4.53        0.48         4.48
   1.00     4.36      569,993     0.68         4.28        0.73         4.23
--------------------------------------------------------------------------------
   1.00     5.40    3,521,389     0.18         5.22        0.23         5.17
   1.00     5.29      285,240     0.28         5.20        0.33         5.15
   1.00     5.14    1,080,454     0.43         4.94        0.48         4.89
   1.00     4.87      501,619     0.68         4.69        0.73         4.64
--------------------------------------------------------------------------------
   1.00     5.50    2,217,943     0.18         5.36        0.23         5.31
   1.00     5.40      245,355     0.28         5.32        0.33         5.27
   1.00     5.24      738,865     0.43         5.12        0.48         5.07
   1.00     4.98      312,991     0.68         4.87        0.73         4.82
--------------------------------------------------------------------------------
   1.00     5.35    2,291,051     0.18         5.22        0.24         5.16
   1.00     5.24c      46,637     0.28c        5.11c       0.34c        5.05c
   1.00     5.09      536,895     0.43         4.97        0.49         4.91
   1.00     4.83      220,560     0.68         4.72        0.74         4.66
--------------------------------------------------------------------------------
   1.00     5.96    1,587,715     0.18         5.73        0.23         5.68
   1.00     5.69      283,186     0.43         5.47        0.48         5.42
   1.00     5.43      139,117     0.68         5.21        0.73         5.16
--------------------------------------------------------------------------------

 TREASURY INSTRUMENTS FUND



                                             NET ASSET
                                             VALUE AT     NET     DISTRIBUTIONS
                                             BEGINNING INVESTMENT      TO
                                             OF PERIOD  INCOME/A/ SHAREHOLDERS
-------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
1999 - FST shares                              $1.00     $0.05       $(0.05)
1999 - FST Preferred shares                     1.00      0.04        (0.04)
1999 - FST Administration shares                1.00      0.04        (0.04)
1999 - FST Service shares                       1.00      0.04        (0.04)
-------------------------------------------------------------------------------
1998 - FST shares                               1.00      0.05        (0.05)
1998 - FST Preferred shares                     1.00      0.05        (0.05)
1998 - FST Administration shares                1.00      0.05        (0.05)
1998 - FST Service shares                       1.00      0.04        (0.04)
-------------------------------------------------------------------------------
FOR THE PERIOD ENDED DECEMBER 31,
1997 - FST shares (commenced March 3)           1.00      0.04        (0.04)
1997 - FST Preferred shares (commenced
 May 30)                                        1.00      0.03        (0.03)
1997 - FST Administration shares (commenced
 April 1)                                       1.00      0.04        (0.04)
1997 - FST Service shares (commenced
 March 5)                                       1.00      0.04        (0.04)
-------------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

c Annualized.

                                                                      APPENDIX B





                                                          RATIOS ASSUMING NO
                                                        WAIVER OF FEES AND NO
                                                         EXPENSE LIMITATIONS
                                                       ------------------------
                      NET
                   ASSETS AT              RATIO OF NET             RATIO OF NET
NET ASSET             END    RATIO OF NET  INVESTMENT   RATIO OF    INVESTMENT
VALUE AT           OF PERIOD EXPENSES TO   INCOME TO   EXPENSES TO  INCOME TO
   END      TOTAL     (IN    AVERAGE NET  AVERAGE NET  AVERAGE NET AVERAGE NET
OF PERIOD RETURN/B/  000'S)     ASSETS       ASSETS      ASSETS       ASSETS
-------------------------------------------------------------------------------
  $1.00     4.60%  $428,732      0.18%        4.51%       0.24%        4.45%
   1.00     4.49        208      0.28         4.53        0.34         4.47
   1.00     4.34     67,748      0.43         4.29        0.49         4.23
   1.00     4.08     42,095      0.68         4.07        0.74         4.01
-------------------------------------------------------------------------------
   1.00     5.05    822,207      0.18         4.74        0.29         4.63
   1.00     4.94          2      0.28         4.68        0.39         4.57
   1.00     4.79     23,676      0.43         4.62        0.54         4.51
   1.00     4.53     17,128      0.68         4.37        0.79         4.26
-------------------------------------------------------------------------------
   1.00     5.25c   496,419      0.18c        5.09c       0.29c        4.98c
   1.00     5.13c         2      0.28c        5.00c       0.39c        4.89c
   1.00     4.99c     4,159      0.43c        4.84c       0.54c        4.73c
   1.00     4.71c    20,177      0.68c        4.62c       0.79c        4.51c
-------------------------------------------------------------------------------

 GOVERNMENT FUND



                                            NET ASSET
                                            VALUE AT     NET     DISTRIBUTIONS
                                            BEGINNING INVESTMENT      TO
                                            OF PERIOD  INCOME/A/  SHAREHOLDERS
------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
1999 - FST shares                             $1.00     $0.05       $(0.05)
1999 - FST Preferred shares                    1.00      0.05        (0.05)
1999 - FST Administration shares               1.00      0.05        (0.05)
1999 - FST Service shares                      1.00      0.04        (0.04)
------------------------------------------------------------------------------
1998 - FST shares                              1.00      0.05        (0.05)
1998 - FST Preferred shares                    1.00      0.05        (0.05)
1998 - FST Administration shares               1.00      0.05        (0.05)
1998 - FST Service shares                      1.00      0.05        (0.05)
------------------------------------------------------------------------------
1997 - FST shares                              1.00      0.05        (0.05)
1997 - FST Preferred shares                    1.00      0.05        (0.05)
1997 - FST Administration shares               1.00      0.05        (0.05)
1997 - FST Service shares                      1.00      0.05        (0.05)
------------------------------------------------------------------------------
1996 - FST shares                              1.00      0.05        (0.05)
1996 - FST Preferred shares (commenced May
 1)                                            1.00      0.03        (0.03)
1996 - FST Administration shares               1.00      0.05        (0.05)
1996 - FST Service shares                      1.00      0.05        (0.05)
------------------------------------------------------------------------------
1995 - FST shares                              1.00      0.06        (0.06)
1995 - FST Administration shares               1.00      0.06        (0.06)
1995 - FST Service shares (commenced May
 16)                                           1.00      0.03        (0.03)
------------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and complete redemption of the investment at the net asset value at the end of the period.

c Annualized.

                                                                      APPENDIX B




                                                           RATIOS ASSUMING NO
                                                         WAIVER OF FEES AND NO
                                                          EXPENSE LIMITATIONS
                                                        ------------------------
                      NET                  RATIO OF NET             RATIO OF NET
NET ASSET          ASSETS AT  RATIO OF NET  INVESTMENT   RATIO OF    INVESTMENT
VALUE AT              END     EXPENSES TO   INCOME TO   EXPENSES TO  INCOME TO
   END      TOTAL  OF PERIOD  AVERAGE NET  AVERAGE NET  AVERAGE NET AVERAGE NET
OF PERIOD RETURN/B/ (IN 000'S)   ASSETS       ASSETS      ASSETS       ASSETS
--------------------------------------------------------------------------------
  $1.00     5.03%  $2,260,275     0.18%        4.91%       0.22%        4.87%
   1.00     4.93      181,155     0.28         4.81        0.32         4.77
   1.00     4.77      519,266     0.43         4.67        0.47         4.63
   1.00     4.51      435,192     0.68         4.35        0.72         4.31
--------------------------------------------------------------------------------
   1.00     5.46    1,563,875     0.18         5.32        0.23         5.27
   1.00     5.36      245,628     0.28         5.15        0.33         5.10
   1.00     5.20      407,363     0.43         5.06        0.48         5.01
   1.00     4.94      699,481     0.68         4.83        0.73         4.78
--------------------------------------------------------------------------------
   1.00     5.54    1,478,539     0.18         5.41        0.24         5.35
   1.00     5.43        7,147     0.28         5.34        0.34         5.28
   1.00     5.28      299,804     0.43         5.15        0.49         5.09
   1.00     5.02      580,200     0.68         4.91        0.74         4.85
--------------------------------------------------------------------------------
   1.00     5.38      858,769     0.18         5.25        0.24         5.19
   1.00     5.26c         112     0.28c        5.14c       0.34c        5.08c
   1.00     5.12      145,108     0.43         5.01        0.49         4.95
   1.00     4.86      223,554     0.68         4.74        0.74         4.68
--------------------------------------------------------------------------------
   1.00     6.00      743,884     0.18         5.81        0.24         5.75
   1.00     5.74       82,386     0.43         5.54        0.49         5.48
   1.00     5.40c      14,508     0.68c        5.08c       0.74c        5.02c
--------------------------------------------------------------------------------

 FEDERAL FUND



                                             NET ASSET
                                             VALUE AT     NET     DISTRIBUTIONS
                                             BEGINNING INVESTMENT      TO
                                             OF PERIOD  INCOME/A/  SHAREHOLDERS
-------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
1999 - FST shares                              $1.00     $0.05       $(0.05)
1999 - FST Preferred shares                     1.00      0.05        (0.05)
1999 - FST Administration shares                1.00      0.05        (0.05)
1999 - FST Service shares                       1.00      0.04        (0.04)
-------------------------------------------------------------------------------
1998 - FST shares                               1.00      0.05        (0.05)
1998 - FST Preferred shares                     1.00      0.05        (0.05)
1998 - FST Administration shares                1.00      0.05        (0.05)
1998 - FST Service shares                       1.00      0.05        (0.05)
-------------------------------------------------------------------------------
FOR THE PERIOD ENDED DECEMBER 31,
1997 - FST shares (commenced February 28)       1.00      0.05        (0.05)
1997 - FST Preferred shares (commenced May
 30)                                            1.00      0.03        (0.03)
1997 - FST Administration shares (commenced
 April 1)                                       1.00      0.04        (0.04)
1997 - FST Service shares (commenced March
 25)                                            1.00      0.04        (0.04)
-------------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

c Annualized.

                                                                      APPENDIX B





                                                           RATIOS ASSUMING NO
                                                         WAIVER OF FEES AND NO
                                                          EXPENSE LIMITATIONS
                                                        ------------------------
                      NET                  RATIO OF NET             RATIO OF NET
NET ASSET          ASSETS AT  RATIO OF NET  INVESTMENT   RATIO OF    INVESTMENT
VALUE AT              END     EXPENSES TO   INCOME TO   EXPENSES TO  INCOME TO
   END      TOTAL  OF PERIOD  AVERAGE NET  AVERAGE NET  AVERAGE NET AVERAGE NET
OF PERIOD RETURN/B/ (IN 000'S)   ASSETS       ASSETS      ASSETS       ASSETS
--------------------------------------------------------------------------------
  $1.00     5.05%  $4,206,119     0.18%        4.96%       0.23%        4.91%
   1.00     4.94      186,590     0.28         5.05        0.33         5.00
   1.00     4.79      789,529     0.43         4.71        0.48         4.66
   1.00     4.53      478,635     0.68         4.46        0.73         4.41
--------------------------------------------------------------------------------
   1.00     5.41    2,346,254     0.18         5.24        0.24         5.18
   1.00     5.31       26,724     0.28         5.20        0.34         5.14
   1.00     5.15      690,084     0.43         5.02        0.49         4.96
   1.00     4.89      321,124     0.68         4.78        0.74         4.72
--------------------------------------------------------------------------------
   1.00     5.51c   1,125,681     0.18c        5.39c       0.27c        5.30c
   1.00     5.43c     194,375     0.28c        5.26c       0.37c        5.17c
   1.00     5.27c     625,334     0.43c        5.15c       0.52c        5.06c
   1.00     5.00c     228,447     0.68c        4.78c       0.77c        4.69c
--------------------------------------------------------------------------------

 TAX-FREE MONEY MARKET FUND



                                            NET ASSET
                                            VALUE AT     NET     DISTRIBUTIONS
                                            BEGINNING INVESTMENT      TO
                                            OF PERIOD  INCOME/A/  SHAREHOLDERS
------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
1999 - FST shares                             $1.00     $0.03       $(0.03)
1999 - FST Preferred shares                    1.00      0.03        (0.03)
1999 - FST Administration shares               1.00      0.03        (0.03)
1999 - FST Service shares                      1.00      0.03        (0.03)
------------------------------------------------------------------------------
1998 - FST shares                              1.00      0.03        (0.03)
1998 - FST Preferred shares                    1.00      0.03        (0.03)
1998 - FST Administration shares               1.00      0.03        (0.03)
1998 - FST Service shares                      1.00      0.03        (0.03)
------------------------------------------------------------------------------
1997 - FST shares                              1.00      0.04        (0.04)
1997 - FST Preferred shares                    1.00      0.03        (0.03)
1997 - FST Administration shares               1.00      0.03        (0.03)
1997 - FST Service shares                      1.00      0.03        (0.03)
------------------------------------------------------------------------------
1996 - FST shares                              1.00      0.03        (0.03)
1996 - FST Preferred shares (commenced May
 1)                                            1.00      0.02        (0.02)
1996 - FST Administration shares               1.00      0.03        (0.03)
1996 - FST Service shares                      1.00      0.03        (0.03)
------------------------------------------------------------------------------
1995 - FST shares                              1.00      0.04        (0.04)
1995 - FST Administration shares               1.00      0.04        (0.04)
1995 - FST Service shares                      1.00      0.03        (0.03)
------------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

c Annualized.

                                                                      APPENDIX B




                                                           RATIOS ASSUMING NO
                                                         WAIVER OF FEES AND NO
                                                          EXPENSE LIMITATIONS
                                                        ------------------------
                      NET                  RATIO OF NET             RATIO OF NET
NET ASSET          ASSETS AT  RATIO OF NET  INVESTMENT   RATIO OF    INVESTMENT
VALUE AT              END     EXPENSES TO   INCOME TO   EXPENSES TO  INCOME TO
   END      TOTAL  OF PERIOD  AVERAGE NET  AVERAGE NET  AVERAGE NET AVERAGE NET
OF PERIOD RETURN/B/ (IN 000'S)   ASSETS       ASSETS      ASSETS       ASSETS
--------------------------------------------------------------------------------
  $1.00     3.13%  $1,775,327     0.18%        3.12%       0.22%        3.08%
   1.00     3.03       31,359     0.28         2.99        0.32         2.95
   1.00     2.88      127,967     0.43         2.81        0.47         2.77
   1.00     2.62       69,465     0.68         2.61        0.72         2.57
--------------------------------------------------------------------------------
   1.00     3.34    1,456,002     0.18         3.28        0.23         3.23
   1.00     3.24       20,882     0.28         3.17        0.33         3.12
   1.00     3.08      146,800     0.43         3.04        0.48         2.99
   1.00     2.83       50,990     0.68         2.77        0.73         2.72
--------------------------------------------------------------------------------
   1.00     3.54      939,407     0.18         3.50        0.24         3.44
   1.00     3.43       35,152     0.28         3.39        0.34         3.33
   1.00     3.28      103,049     0.43         3.27        0.49         3.21
   1.00     3.02       42,578     0.68         3.01        0.74         2.95
--------------------------------------------------------------------------------
   1.00     3.39      440,838     0.18         3.35        0.23         3.30
   1.00     3.30c      28,731     0.28c        3.26c       0.33c        3.21c
   1.00     3.13       51,661     0.43         3.10        0.48         3.05
   1.00     2.88       19,855     0.68         2.85        0.73         2.80
--------------------------------------------------------------------------------
   1.00     3.89      448,367     0.14         3.81        0.24         3.71
   1.00     3.63       20,939     0.39         3.54        0.49         3.44
   1.00     3.38       19,860     0.64         3.32        0.74         3.22
--------------------------------------------------------------------------------

                      [This page intentionally left blank]

Index

   1 General
     Investment
     Management
     Approach
   5 Fund
     Investment
     Objectives
     and
     Strategies
  10 Principal
     Risks of the
     Funds
  14 Fund
     Performance
  22 Fund Fees And
     Expenses
  26 Service
     Providers
  29 Dividends

  31 Shareholder Guide
      31 How to Buy Shares
      35 How to Sell Shares
  39 Taxation
  40 Appendix A
     Additional Information
     on Portfolio Risks,
     Securities and
     Techniques
  48 Appendix B
     Financial Highlights

Financial Square Funds
Prospectus (FST Preferred Shares)


 FOR MORE INFORMATION

 Annual/Semi-annual Report

 Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders.

 Statement of Additional Information
 Additional information about the Funds and their policies is also available in the Funds' Statement of Additional Information ("Additional Statement"). The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

 The Funds' annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

 To obtain other information and for shareholder inquiries:
 By telephone - Call 1-800-621-2550
 By mail - Goldman Sachs Funds, 4900 Sears Tower - 60th Floor, Chicago, IL 60606-6372
 By e-mail - gs-funds@gs.com
 On the Internet - Text-only versions of the Funds' documents are located online and may be downloaded from:

    SEC EDGAR database - http://www.sec.gov

 You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee by writing to the SEC's Pub-lic Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

                            [LOGO OF GOLDMAN SACHS]

         The Funds' investment company registration number is 811-5349.

 Goldman Sachs Financial Square Funds sm is a service mark of Goldman, Sachs &
                                    Co.


FSPROPRMM

  Prospectus

  GOLDMAN SACHS FINANCIAL SQUARE FUNDS/SM/

FST SELECT
SHARES

May 1, 2000

 . Prime
  Obligations
  Fund

 . Money Market
  Fund

 . Treasury
  Obligations
  Fund

 . Treasury
  Instruments
  Fund

 . Government Fund

 . Federal Fund

 . Tax-Free Money
  Market Fund


[LOGO OF GOLDMAN SACHS]

  THE SECURITIES AND EXCHANGE COMMISSION HAS
  NOT APPROVED OR DISAPPROVED THESE
  SECURITIES OR PASSED UPON THE ADEQUACY OF
  THIS PROSPECTUS. ANY REPRESENTATION TO THE
  CONTRARY IS A CRIMINAL OFFENSE.

  AN INVESTMENT IN A FUND IS NOT A BANK
  DEPOSIT AND IS NOT INSURED BY THE FEDERAL
  DEPOSIT INSURANCE CORPORATION OR ANY OTHER
  GOVERNMENT AGENCY. ALTHOUGH A FUND SEEKS TO
  PRESERVE THE VALUE OF YOUR INVESTMENT AT
  $1.00 PER SHARE, IT IS POSSIBLE TO LOSE
  MONEY BY INVESTING IN A FUND.


[GRAPHIC]

   NOT FDIC-INSURED              MAY LOSE VALUE    NO BANK GUARANTEE

General Investment Management Approach

 Goldman Sachs Asset Management ("GSAM"), a unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as Investment Adviser to the Funds. GSAM is referred to in this Prospectus as the "Invest-ment Adviser."

 Goldman Sachs' Money Market Investment Philosophy:
 The Money Market Funds are managed to seek preservation of capital, daily liquidity and maximum current income. With each Fund, the Investment Adviser follows a conservative, risk-managed investment process that seeks to:
 .Manage credit risk
 .Manage interest rate risk
 .Manage liquidity

 Since 1981, the Investment Adviser has actively managed the Goldman Sachs Money Market Funds to provide investors with the greatest possible preserva-tion of principal and income potential.

--------------------------------------------------------------------------------


 Investment Process

 1.MANAGING CREDIT RISK

 The Investment Adviser's process for managing risk emphasizes:

 .INTENSIVE RESEARCH--The Credit Department, a separate operating entity of Goldman Sachs, approves all credits for the Funds. Sources for the Credit Department's analysis include third-party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as the Investment Research, Legal and Compliance departments of Goldman Sachs.
 .TIMELY UPDATES--A Credit Department-approved list of securities is continuously communicated on a "real-time" basis to the portfolio management team via computer link.

 THE RESULT: AN "APPROVED" LIST OF HIGH-QUALITY CREDITS--The Investment Adviser's portfolio management team uses this approved list to construct portfolios which offer the best available risk-return tradeoff within the "approved" credit universe.

 2.MANAGING INTEREST RATE RISK

 Three main steps are followed in seeking to manage interest rate risk:
 .ESTABLISH WEIGHTED AVERAGE MATURITY (WAM) TARGET--WAM (the weighted average time until the yield of a portfolio reflects any changes in the current interest rate environment) is constantly revisited and adjusted as market conditions change. An overall strategy is developed by the portfolio management team based on insights gained from weekly meetings with both Goldman Sachs economists and economists from outside the firm.
 .IMPLEMENT OPTIMUM PORTFOLIO STRUCTURE--Proprietary models that seek the optimum balance of risk and return, in conjunction with the Investment Adviser's analysis of factors such as market events, short-term interest rates and each Fund's asset volatility, are used to identify the most effective portfolio structure.
 .CONDUCT RIGOROUS ANALYSIS OF NEW SECURITIES--The Investment Adviser's five-step process includes legal, credit, historical index and liquidity analysis, as well as price stress testing to determine suitability for money market mutual funds.

 3. MANAGING LIQUIDITY

 Factors that the Investment Adviser's portfolio managers continuously moni-tor and that affect liquidity of a money market portfolio include:
 .Each Fund's clients and factors that influence their asset volatility; .Technical events that influence the trading range of federal funds and other short-term fixed-income markets; and
 .Bid-ask spreads associated with securities in the portfolios.

 Benchmarks for the Money Market Funds are the IBC FINANCIAL DATA UNIVERSAL AVERAGES. Each Fund tracks the IBC Index which best corresponds to the Fund's eligible investments.

--------------------------------------------------------------------------------

                                          GENERAL INVESTMENT MANAGEMENT APPROACH

 .THE FUNDS: Each Fund's securities are valued by the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended (the "Act"). Under Rule 2a-7, each Fund may invest only in U.S. dollar-denominated securities that are determined to present minimal credit risk and meet certain other criteria, including conditions relating to maturity, diversification and credit quality. These operating policies may be more restrictive than the fundamental policies set forth in the State-ment of Additional Information (the "Additional Statement").

  .TAXABLE FUNDS: Prime Obligations, Money Market, Treasury Obligations and
   Government Funds.
  .TAX-ADVANTAGED FUNDS: Treasury Instruments and Federal Funds.

  .TAX-EXEMPT FUND: Tax-Free Money Market Fund.
 .THE INVESTORS: The Funds are designed for institutional investors seeking a high rate of return, a stable net asset value ("NAV") and convenient liqui-dation privileges. The Funds are particularly suitable for banks, corpora-tions and other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their customers. Shares of the Government Fund are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration ("NCUA") Rules and Regulations and NCUA Letter Number
  155. The Fund intends to review changes in the applicable laws, rules and regulations governing eligible investments for federally chartered credit unions, and to take such action as may be necessary so that the investments of the Fund qualify as eligible investments under the Federal Credit Union Act and the regulations thereunder. Shares of the Government Fund, however, may or may not qualify as eligible investments for particular state-chart-ered credit unions. A state-chartered credit union should consult qualified legal counsel to determine whether the Government Fund is a permissible investment under the law applicable to it.

 .NAV: Each Fund seeks to maintain a stable NAV of $1.00 per share. There can be no assurance that a Fund will be able at all times to maintain a NAV of $1.00 per share.
 .MAXIMUM REMAINING MATURITY OF PORTFOLIO INVESTMENTS: 13 months (as deter-
  mined pursuant to Rule 2a-7) at the time of purchase.
 .DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY ("WAM"): Not more than 90 days
  (as required by Rule 2a-7).

 .INVESTMENT RESTRICTIONS: Each Fund is subject to certain investment restrictions that are described in detail under "Investment Restrictions" in the Additional Statement. Fundamental investment restrictions of a Fund cannot be changed without approval of a majority of the outstanding shares of that Fund. The Treasury Obligations Fund's policy of limiting its investments to U.S. Treasury Obligations (as defined in Appendix A) and related repurchase agreements is also fundamental. All investment objec-tives and policies not specifically designated as fundamental are non-fun-damental and may be changed without shareholder approval.

 .DIVERSIFICATION: Diversification can help a Fund reduce the risks of investing. In accordance with current regulations of the Securities and Exchange Commission (the "SEC"), each Fund may not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer. However, a Fund may invest up to 25% of the value of its total assets in the securities of a single issuer for up to three business days. These limitations do not apply to cash, certain repurchase agree-ments, U.S. Government Securities (as defined in Appendix A) or securities of other investment companies. In addition, securities subject to certain unconditional guarantees and securities that are not "First Tier Securi-ties" as defined by the SEC are subject to different diversification requirements as described in the Additional Statement.

Fund Investment Objectives and Strategies


 INVESTMENT OBJECTIVES

 The Prime Obligations, Money Market, Treasury Obligations, Treasury Instru-ments, Government, Federal and Tax-Free Money Market Funds seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

 TAXABLE AND TAX-ADVANTAGED FUNDS:

 The Prime Obligations and Money Market Funds pursue their investment objec-tives by investing in U.S. Government Securities, obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities and repurchase agreements. The Money Mar-ket Fund may also invest in U.S. dollar-denominated obligations of foreign banks, foreign companies and foreign governments. The Treasury Obligations Fund pursues its investment objective by investing in securities issued by the U.S. Treasury and repurchase agreements relating to such securities. The Government Fund pursues its investment objective by investing in U.S. Gov-ernment Securities and repurchase agreements relating to such securities. The Treasury Instruments and Federal Funds pursue their investment objec-tives by limiting their investments to certain U.S. Treasury Obligations and U.S. Government Securities, respectively, the interest from which is gener-ally exempt from state income taxation. You should consult your tax adviser to determine whether distributions from the Treasury Instruments and Federal Funds (and any other Fund that may hold such obligations) derived from interest on such obligations are exempt from state income taxation in your own state.

 In order to obtain a rating from a rating organization, the Prime Obliga-tions, Money Market, Treasury Obligations, Treasury Instruments, Government and Federal Funds will observe special investment restrictions.

 TAX-EXEMPT FUND:

 The Tax-Free Money Market Fund pursues its investment objective by investing in securities issued by or on behalf of states, territories, and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which, if any, is in the opinion of bond counsel excluded from gross income for federal income tax purposes, and not an item of tax preference under the federal alternative minimum tax ("AMT").

 PRINCIPAL INVESTMENT STRATEGIES

 The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Funds' annual and semi-annual reports. For more information see Appendix A.

 Investment Policies Matrix



                         U.S. TREASURY U.S. GOVERNMENT            BANK               COMMERCIAL
  FUND                    OBLIGATIONS    SECURITIES           OBLIGATIONS              PAPER
 -------------------------------------------------------------------------------------------------
  Prime Obligations            ./1/           .                    .                     .
                                                           U.S. banks only/2/
 -------------------------------------------------------------------------------------------------
  Money Market                 ./1/           .                    .                     .
                                                        Over 25% of total assets  U.S. and foreign
                                                        must be invested in U.S.  (US$) commercial
                                                       and foreign (US$) banks/3/      paper
 -------------------------------------------------------------------------------------------------
  Treasury Obligations         ./4/
 -------------------------------------------------------------------------------------------------
  Treasury Instruments         ./4/
 -------------------------------------------------------------------------------------------------
  Government                   ./1/          .
 -------------------------------------------------------------------------------------------------
  Federal                      ./1/
                                             .

 -------------------------------------------------------------------------------------------------
  Tax-Free Money Market                                                                  .
                                                                                  Tax-exempt only
 -------------------------------------------------------------------------------------------------

 NOTE: SEE APPENDIX A FOR A DESCRIPTION OF, AND CERTAIN CRITERIA APPLICABLE TO, EACH OF THESE CATEGORIES OF INVESTMENTS.

  1 Issued or guaranteed by the U.S. Treasury.

  2 Including foreign branches of U.S. banks.

  3 If adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits) the Fund may, for temporary defensive purposes, invest less than 25% of its total assets in bank obligations.

  4 Issued by the U.S. Treasury.

  5 To the extent required by Rule 2a-7, asset-backed and receivables-backed securities will be rated by the requisite number of nationally recognized statistical rating organizations ("NRSROs").

  6 The Fund may invest in U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government. The Fund may also invest in U.S. dollar-denominated obligations issued or guaranteed by any entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs The Fund may not invest more than 25% of its total assets in the securities of any one foreign government.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES


     SHORT-TERM
   OBLIGATIONS OF                       ASSET-BACKED AND       FOREIGN
  CORPORATIONS AND       REPURCHASE    RECEIVABLES-BACKED    GOVERNMENT
   OTHER ENTITIES        AGREEMENTS      SECURITIES/5/    OBLIGATIONS (US$)
---------------------------------------------------------------------------
          .                  .                 .
 U.S. entities only
---------------------------------------------------------------------------
          .                  .                 .                 .6
  U.S. and foreign
   (US$) entities

---------------------------------------------------------------------------
                             .
---------------------------------------------------------------------------

---------------------------------------------------------------------------
                             .
---------------------------------------------------------------------------
                             .
                      (Does not intend
                         to invest)
---------------------------------------------------------------------------


---------------------------------------------------------------------------

Investment Policies Matrix continued



                        TAXABLE             TAX-EXEMPT           CUSTODIAL    UNRATED
   FUND                MUNICIPALS           MUNICIPALS           RECEIPTS  SECURITIES/9/ INVESTMENT COMPANIES
-------------------------------------------------------------------------------------------------------------
 Prime Obligations        ./7/                                       .           .                .
                                                                                         Up to 10% of total
                                                                                         assets in other
                                                                                         investment companies

-------------------------------------------------------------------------------------------------------------
 Money Market             ./7/                                       .           .                .
                                                                                         Up to 10% of total
                                                                                         assets in other
                                                                                         investment companies


-------------------------------------------------------------------------------------------------------------
 Treasury Obligations

-------------------------------------------------------------------------------------------------------------
 Treasury Instruments


-------------------------------------------------------------------------------------------------------------
 Government                                                                                       .
                                                                                         Up to 10% of total
                                                                                         assets in other
                                                                                         investment companies

-------------------------------------------------------------------------------------------------------------
 Federal




-------------------------------------------------------------------------------------------------------------
 Tax-Free Money                                 .                    .           .                .
 Market                           At least 80% of net assets                             Up to 10% of total
                                  in tax-exempt municipal                                assets in other
                                  obligations (except in                                 investment companies
                                  extraordinary circumstances)/8
                                  /

-------------------------------------------------------------------------------------------------------------

 NOTE: SEE APPENDIX A FOR A DESCRIPTION OF, AND CERTAIN CRITERIA APPLICABLE TO, EACH OF THESE CATEGORIES OF INVESTMENTS.
  7 Will only make such investments when yields on such securities are attractive compared to other taxable investments.

  8 Ordinarily expect that 100% of a Fund's portfolio securities will be invested in municipal obligations, but the Fund may, for temporary defensive purposes, hold cash or invest in short-term taxable securities.

  9 To the extent permitted by Rule 2a-7, securities without short-term ratings may be purchased if they are deemed to be of comparable quality to First Tier Securities, or to the extent that a Fund may purchase Second Tier Securities, comparable in quality to Second Tier Securities. In addition, a Fund holding a security supported by a guarantee or demand feature may rely on the credit quality of the guarantee or demand feature in determining the credit quality of the investment.

 10 If such policy should change, private activity bonds subject to AMT would not exceed 20% of the Fund's net assets under normal market conditions.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES



      PRIVATE                                SUMMARY OF
     ACTIVITY           CREDIT              TAXATION FOR
       BONDS          QUALITY/9/          DISTRIBUTIONS/14/                  MISCELLANEOUS
------------------------------------------------------------------------------------------------------
         .          First Tier/12/  Taxable federal and state/15/ Reverse repurchase agreements not permitted
------------------------------------------------------------------------------------------------------
         .          First Tier/12/  Taxable federal and state/15/ May invest in obligations of the International
                                                                  Bank for Reconstruction
                                                                  and Development. Reverse
                                                                  repurchase agreements not
                                                                  permitted
------------------------------------------------------------------------------------------------------
                    First Tier/12/  Taxable federal and state/15/ Reverse repurchase agreements not permitted
------------------------------------------------------------------------------------------------------
                    First Tier/12/  Taxable federal and           Reverse repurchase agreements
                                    generally exempt from         not permitted
                                    state taxation
------------------------------------------------------------------------------------------------------
                    First Tier/12/  Taxable federal and state/15/ Reverse repurchase agreements not permitted
------------------------------------------------------------------------------------------------------
                    First Tier/12/  Taxable federal and           Under extraordinary circumstances,
                                    generally exempt from         may hold cash, U.S. Government
                                    state taxation                Securities subject to state taxation
                                                                  or cash equivalents. Reverse
                                                                  repurchase agreements not permitted
------------------------------------------------------------------------------------------------------
 (Does not          First/12/ or    Tax-exempt federal            May (but does not currently intend
 intend to          Second Tier/13/ and taxable state/16/         to) invest up to 20% in securities
 invest)/10/,/11/                                                 subject to AMT and may temporarily
                                                                  invest in the taxable money market
                                                                  instruments described herein.
                                                                  Reverse repurchase agreements
                                                                  not permitted
------------------------------------------------------------------------------------------------------

 11 No more than 25% of the value of the Fund's total assets may be invested in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry.
 12 First Tier Securities are (a) rated in the highest short-term rating category by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings. U.S. Government Securities are considered First Tier Securities.
 13 Second Tier Securities are (a) rated in the top two short-term rating categories by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings.

 14 See "Taxation" for an explanation of the tax consequences summarized in the table above.
 15 Taxable in many states except for distributions from U.S. Treasury
    Obligation interest income and certain U.S. Government Securities interest income.
 16 Taxable except for distributions from interest on obligations of an investor's state of residence in certain states.

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete invest-ment program. There can be no assurance that a Fund will achieve its investment objective.



                               PRIME     MONEY    TREASURY
 .Applicable                 OBLIGATIONS  MARKET  OBLIGATIONS
--Not Applicable               FUND       FUND      FUND
------------------------------------------------------------
NAV                              .         .          .
Interest Rate                    .         .          .
Credit/Default                   .         .          .
Liquidity                        .         .          .
U.S. Government Securities       .         .         --
Concentration                   --         --        --
Foreign                         --         .         --
Banking Industry                --         .         --
Tax                             --         --        --
------------------------------------------------------------

                                                    PRINCIPAL RISKS OF THE FUNDS


                                     TAX-FREE
   TREASURY                           MONEY
  INSTRUMENTS     GOVERNMENT FEDERAL  MARKET
     FUND            FUND     FUND     FUND
---------------------------------------------
        .             .         .       .
        .             .         .       .
        .             .         .       .
        .             .         .       .
       --             .         .       --
       --             --       --       .
       --             --       --       --
       --             --       --       --
       --             --       --       .
---------------------------------------------

Risks that apply to all Funds:

 .NAV RISK--The risk that a Fund will not be able to maintain a NAV per share of $1.00 at all times.
 .INTEREST RATE RISK--The risk that during periods of rising interest rates, a Fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Fund's yield will tend to be higher.

 .CREDIT/DEFAULT RISK--The risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agree-ment, may default on its payment obligations. In addition, with respect to the Tax-Free Money Market Fund, risk of loss from payment default may also exist where municipal instruments are backed by foreign letters of credit or guaran-tees.
 .LIQUIDITY RISK--The risk that a Fund will be unable to pay redemption proceeds within the time period stated in this Prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.

Risk that applies to the Prime Obligations, Money Market, Government and Federal Funds:

 .U.S. GOVERNMENT SECURITIES RISK--The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Risks that apply to the Money Market Fund:

 .FOREIGN RISK--The risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries, less publicly available financial and other information, less stringent foreign securities regulations and accounting and disclosure standards, or other factors. The Money Market Fund may not invest more than 25% of its total assets in the securities of any one foreign government.

 .BANKING INDUSTRY RISK--The risk that if the Fund invests more than 25% of its total assets in bank obligations, an adverse development in the banking indus-try may affect the value of the Fund's investments more than if the Fund's investments were not invested to such a degree in the banking industry. Nor-mally, the Money Market Fund intends to invest more than 25% of its total assets in bank obligations. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles.

                                                    PRINCIPAL RISKS OF THE FUNDS

Risks that apply to the Tax-Free Money Market Fund:

 .CONCENTRATION RISK--The risk that if the Fund invests more than 25% of its total assets in issuers within the same state, industry or economic sector, an adverse economic, business or political development may affect the value of the Fund's investments more than if its investments were not so concentrated.

 .TAX RISK--The risk that future legislative or administrative changes or court decisions may materially affect the ability of the Fund to pay federal tax-exempt dividends. This Fund would not be a suitable investment for IRAs, other tax-exempt or tax-deferred accounts or for other investors who are not sensi-tive to the federal, state or local tax consequences of their investments.

More information about the Funds' portfolio securities and investment tech-niques, and their associated risks, is provided in Appendix A. You should con-sider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Fund Performance

 HOW THE FUNDS HAVE PERFORMED


 Select Shares of the Funds are new and have no performance history. For this reason, the performance information shown below is for another class of shares (FST Shares) that is not offered in this Prospectus but would have similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses. In reviewing this performance information, however, you should be aware that FST Shares are not subject to a service fee while Select Shares are subject to a service fee of .03 of 1%. If the expenses of the Select Shares were reflected, per-formance would be reduced.

 The bar chart and table below provide an indication of the risks of invest-ing in a Fund by showing: (a) changes in the performance of a Fund's FST Shares from year to year; and (b) the average annual returns of a Fund's FST Shares. Investors should be aware that the fluctuation of interest rates is one primary factor in performance volatility. The bar chart and table assume reinvestment of dividends and distributions. A Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund's performance would have been reduced. You may obtain a Fund's current yield by calling 1-800-621-2550.

                                                                FUND PERFORMANCE

Prime Obligations Fund

 TOTAL RETURN                                         CALENDAR YEAR (FST SHARES)
--------------------------------------------------------------------------------

 Best Quarter:
 Q1 '91  1.78%

 Worst Quarter:
 Q2 '93  0.78%


                                                      [GRAPH]
                                                  1991    6.26%
                                                  1992    3.88%
                                                  1993    3.18%
                                                  1994    4.28%
                                                  1995    6.02%
                                                  1996    5.41%
                                                  1997    5.60%
                                                  1998    5.55%
                                                  1999    5.18%
 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER
  31, 1999                        1 YEAR 5 YEARS SINCE INCEPTION
 ---------------------------------------------------------------
  FST SHARES (Inception 3/8/90)   5.18%   5.55%       5.30%
 ---------------------------------------------------------------

Money Market Fund

 TOTAL RETURN                                         CALENDAR YEAR (FST SHARES)
--------------------------------------------------------------------------------

 Best Quarter:
 Q2 '95  1.52%

 Worst Quarter:
 Q2 '99  1.20%


                                                      [GRAPH]
                                                  1995    6.07%
                                                  1996    5.45%
                                                  1997    5.63%
                                                  1998    5.55%
                                                  1999    5.18%
 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER
  31, 1999                        1 YEAR 5 YEARS SINCE INCEPTION
 ---------------------------------------------------------------
  FST SHARES (Inception 5/18/94)  5.18%   5.58%       5.50%
 ---------------------------------------------------------------

                                                                FUND PERFORMANCE

Treasury Obligations Fund

 TOTAL RETURN                                         CALENDAR YEAR (FST SHARES)
--------------------------------------------------------------------------------

 Best Quarter:
 Q1 '91  1.65%

 Worst Quarter:
 Q2 '93  0.76%


                                                      [GRAPH]
                                                  1991    6.08%
                                                  1992    3.80%
                                                  1993    3.12%
                                                  1994    4.13%
                                                  1995    5.96%
                                                  1996    5.35%
                                                  1997    5.50%
                                                  1998    5.40%
                                                  1999    4.88%
 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER
  31, 1999                        1 YEAR 5 YEARS SINCE INCEPTION
 ---------------------------------------------------------------
  FST SHARES (Inception 4/25/90)  4.88%   5.42%       5.14%
 ---------------------------------------------------------------

Treasury Instruments Fund

 TOTAL RETURN                                         CALENDAR YEAR (FST SHARES)
--------------------------------------------------------------------------------

 Best Quarter:
 Q2 98  1.28%

 Worst Quarter:
 Q1 99  1.07%


                                                      [GRAPH]
                                                  1998    5.05%
                                                  1999    4.60%
 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER
  31, 1999                        1 YEAR SINCE INCEPTION
 -------------------------------------------------------
  FST SHARES (Inception 3/3/97)   4.60%       4.95%
 -------------------------------------------------------

                                                                FUND PERFORMANCE

Government Fund

 TOTAL RETURN                                         CALENDAR YEAR (FST SHARES)
--------------------------------------------------------------------------------

 Best Quarter:
 Q2 '95  1.52%

 Worst Quarter:
 Q1 '94  0.79%


                                                      [GRAPH]
                                                  1994    4.26%
                                                  1995    6.00%
                                                  1996    5.38%
                                                  1997    5.54%
                                                  1998    5.46%
                                                  1999    5.03%
 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER
  31, 1999                        1 YEAR 5 YEARS SINCE INCEPTION
 ---------------------------------------------------------------
  FST SHARES (Inception 4/6/93)   5.03%   5.48%       5.04%
 ---------------------------------------------------------------

Federal Fund

 TOTAL RETURN                                         CALENDAR YEAR (FST SHARES)
--------------------------------------------------------------------------------

 Best Quarter:
 Q3 '98  1.36%

 Worst Quarter:
 Q2 '99  1.18%


                                                      [GRAPH]
                                                  1998    5.41%
                                                  1999    5.05%
 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER
  31, 1999                        1 YEAR SINCE INCEPTION
 -------------------------------------------------------
  FST SHARES (Inception 2/28/97)  5.05%       5.31%
 -------------------------------------------------------

                                                                FUND PERFORMANCE

Tax-Free Money Market Fund

 TOTAL RETURN                                         CALENDAR YEAR (FST SHARES)
--------------------------------------------------------------------------------

 Best Quarter:
 Q2 '95  1.02%

 Worst Quarter:
 Q1 '99  0.68%


                                    [GRAPH]
                                 1995    3.89%
                                 1996    3.39%
                                 1997    3.54%
                                 1998    3.34%
                                 1999    3.13%
 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER
  31, 1999                        1 YEAR 5 YEARS SINCE INCEPTION
 ---------------------------------------------------------------
  FST SHARES (Inception 7/19/94)  3.13%   3.46%       3.45%
 ---------------------------------------------------------------

Fund Fees and Expenses (Select Shares)

This table describes the fees and expenses that you would pay if you buy and hold Select Shares of a Fund.

                                                                PRIME    MONEY
                                                             OBLIGATIONS MARKET
                                                                FUND      FUND
-------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT):
Maximum Sales Charge (Load) Imposed on Purchases                 None      None
Maximum Deferred Sales Charge (Load)                             None      None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends      None      None
Redemption Fees                                                  None      None
Exchange Fees                                                    None      None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):/1/
Management Fees/2/                                             0.205%    0.205%
Select Service Fees/3/                                         0.030%    0.030%
Other Expenses4                                                0.020%    0.020%
-------------------------------------------------------------------------------
Total Fund Operating Expenses*                                 0.255%    0.255%
-------------------------------------------------------------------------------

See page 24 for all other footnotes.

  * As a result of the current waivers and expense limi-tations, the estimated "Other Expenses" and "Total
    Fund Operating Expenses" of the Funds which are actu-ally incurred are as set forth below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                               PRIME    MONEY
                                                            OBLIGATIONS MARKET
                                                               FUND      FUND
 -----------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):/1/
  Management Fees/2/                                           0.17%    0.17%
  Select Service Fees/3/                                       0.03%    0.03%
  Other Expenses/4/                                            0.01%    0.01%
 -----------------------------------------------------------------------------
  Total Fund Operating Expenses (after current waivers and
   expense limitations)                                        0.21%    0.21%
 -----------------------------------------------------------------------------

                                                          FUND FEES AND EXPENSES



   TREASURY          TREASURY                                                TAX-FREE
  OBLIGATIONS       INSTRUMENTS         GOVERNMENT         FEDERAL         MONEY MARKET
     FUND              FUND                FUND             FUND               FUND
---------------------------------------------------------------------------------------
      None              None                None             None               None
      None              None                None             None               None
      None              None                None             None               None
      None              None                None             None               None
      None              None                None             None               None
    0.205%            0.205%              0.205%           0.205%             0.205%
    0.030%            0.030%              0.030%           0.030%             0.030%
    0.020%            0.040%              0.020%           0.020%             0.020%
---------------------------------------------------------------------------------------
    0.255%            0.275%              0.255%           0.255%             0.255%
---------------------------------------------------------------------------------------




   TREASURY          TREASURY                                                TAX-FREE
  OBLIGATIONS       INSTRUMENTS         GOVERNMENT         FEDERAL         MONEY MARKET
     FUND              FUND                FUND             FUND               FUND
 --------------------------------------------------------------------------------------
     0.17%             0.17%              0.17%             0.19%             0.17%
     0.03%             0.03%              0.03%             0.03%             0.03%
     0.01%             0.01%              0.01%             0.01%             0.01%
 --------------------------------------------------------------------------------------
     0.21%             0.21%              0.21%             0.23%             0.21%
 --------------------------------------------------------------------------------------

Fund Fees and Expenses continued


 /1/The Funds' annual operating expenses are based on estimated amounts for the current fiscal year.

 /2/The Investment Adviser has voluntarily agreed not to impose a portion of the management fee on the Federal Fund equal to 0.015% of the Federal Fund's average daily net assets and equal to 0.035% of all other Fund's average daily net assets. AS A RESULT OF FEE WAIVERS, THE CURRENT MANAGEMENT FEES OF THE FEDERAL FUND AND ALL OTHER FUNDS IS 0.19% AND 0.17%, RESPECTIVELY, OF SUCH FUND'S AVERAGE DAILY NET ASSETS. THE WAIVERS MAY BE TERMINATED AT ANY TIME AT THE OPTION OF THE INVESTMENT ADVISER.
 /3/Service Organizations may charge other fees directly to their customers who are beneficial owners of Select Shares in connection with their custom-ers' accounts. Such fees may affect the return customers realize with respect to their investments.
 /4/The Investment Adviser has voluntarily agreed to reduce or limit "Other Expenses" of each Fund (excluding management fees, select service fees, tax-es, interest, brokerage fees and litigation, indemnification and other extraordinary expenses) to 0.01% of each Fund's average daily net assets.

                                                          FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Select Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your invest-ment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assump-tions your costs would be:


FUND                   1 YEAR 3 YEARS 5 YEARS 10 YEARS
------------------------------------------------------
PRIME OBLIGATIONS       $26     $82    $144     $324
------------------------------------------------------
MONEY MARKET            $26     $82    $144     $324
------------------------------------------------------
TREASURY OBLIGATIONS    $26     $82    $144     $324
------------------------------------------------------
TREASURY INSTRUMENTS    $28     $89    $155     $350
------------------------------------------------------
GOVERNMENT              $26     $82    $144     $324
------------------------------------------------------
FEDERAL                 $26     $82    $144     $324
------------------------------------------------------
TAX-FREE MONEY MARKET   $26     $82    $144     $324
------------------------------------------------------

Service Organizations that invest in Select Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your Service Organization for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain Service Organizations may receive other compensation in connection with the sale and distribution of Select Shares or for services to their customers' accounts and/or the Funds. For additional information regarding such compensa-tion, see "Shareholder Guide" in the Prospectus and "Other Information" in the Additional Statement.

Service Providers

 INVESTMENT ADVISER

 As of September 1, 1999, the Investment Management Division ("IMD") was established as a new operating division of Goldman Sachs. This newly created entity includes GSAM. GSAM, 32 Old Slip, New York, New York 10005, acts as Investment Adviser to the Funds. Goldman Sachs registered as an investment adviser in 1981. The Goldman Sachs Group, L.P., which controlled the Invest-ment Adviser, merged into The Goldman Sachs Group, Inc. as a result of an initial public offering. As of December 31, 1999, GSAM, along with other units of IMD, had assets under management of $258.5 billion.

 The Investment Adviser provides day-to-day advice regarding the Funds' port-folio transactions. The Investment Adviser also performs the following serv-ices for the Funds:
 .Continually manages each Fund, including the purchase, retention and dispo-
  sition of securities and other assets
 .Administers each Fund's business affairs
 .Performs various recordholder servicing functions (to the extent not pro-vided by other organizations)

 Pursuant to an SEC order, each Taxable and Tax-Advantaged Fund may enter into principal transactions in certain taxable money market instruments, including repurchase agreements, with Goldman Sachs.

                                                               SERVICE PROVIDERS


 MANAGEMENT FEES

 As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund's average daily net assets):

                                          ACTUAL RATE FOR THE
                                          FISCAL YEAR ENDED
  FUND                   CONTRACTUAL RATE DECEMBER 31, 1999
 ------------------------------------------------------------
  Prime Obligations           0.205%             0.17%
 ------------------------------------------------------------
  Money Market                0.205%             0.17%
 ------------------------------------------------------------
  Treasury Obligations        0.205%             0.17%
 ------------------------------------------------------------
  Treasury Instruments        0.205%             0.17%
 ------------------------------------------------------------
  Government                  0.205%             0.17%
 ------------------------------------------------------------
  Federal                     0.205%             0.17%
 ------------------------------------------------------------
  Tax-Free Money Market       0.205%             0.17%
 ------------------------------------------------------------

 The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

 DISTRIBUTOR AND TRANSFER AGENT


 Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Funds' transfer agent (the "Transfer Agent") and, as such, performs various shareholder servicing functions.

 From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

 YEAR 2000

 Goldman Sachs spent a total of approximately $185 million over the past sev-eral years to address the potential hardware, software and other computer and technology issues and related concerns associated with the transition to Year 2000 and to confirm that its service providers did the same. As a result of those efforts, Goldman Sachs has not experienced any material dis-ruptions in its operations in connection with, or following, the transition to the Year 2000.

Dividends

Dividends will be distributed monthly. You may choose to have dividends paid in:
 .Cash
 .Additional shares of the same class of the same Fund

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the applicable Fund.

All or substantially all of each Fund's net investment income will be declared as a dividend daily. Dividends will normally, but not always, be declared as of the following times:


                       DIVIDEND DECLARATION TIME
FUND                        (NEW YORK TIME)
------------------------------------------------
Prime Obligations              5:00 p.m.
------------------------------------------------
Money Market                   4:00 p.m.
------------------------------------------------
Treasury Obligations           5:00 p.m.
------------------------------------------------
Treasury Instruments           4:00 p.m.
------------------------------------------------
Government                     5:00 p.m.
------------------------------------------------
Federal                        4:00 p.m.
------------------------------------------------
Tax-Free Money Market          4:00 p.m.
------------------------------------------------

Dividends will be reinvested as of the last calendar day of each month. Cash distributions normally will be paid on or about the first business day of each month. Net short-term capital gains, if any, will be distributed in accordance with federal income tax requirements and may be reflected in a Fund's daily distributions.

Each Fund may distribute at least annually other realized capital gains, if any, after reduction by available capital losses. In order to avoid excessive fluctuations in the amount of monthly capital gains distributions, a portion of any net capital gains realized on the disposition of securities during the months of November and December may be distributed during the subsequent calen-dar year. Although realized gains and losses on the assets of a Fund are reflected in the NAV of the Fund, they are not expected to be of an amount which would affect the Fund's NAV of $1.00 per share.

The income declared as a dividend for the Prime Obligations, Treasury Obliga-tions and Government Funds is based on estimates of net investment income for each Fund. Actual income may differ from estimates, and differences, if any, will be included in the calculation of subsequent dividends.

Shareholder Guide

 The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds' Select Shares.

 HOW TO BUY SHARES


 How Can I Purchase Select Shares Of The Funds?
 Generally, Select Shares may be purchased only through institutions that have agreed to provide account administration and maintenance services to their customers who are the beneficial owners of Select Shares. These insti-tutions are called "Service Organizations." Customers of a Service Organiza-tion will normally give their purchase instructions to the Service Organiza-tion, and the Service Organization will, in turn, place purchase orders with Goldman Sachs. Service Organizations will set times by which purchase orders and payments must be received by them from their customers. Generally, Select Shares may be purchased from the Funds on any business day at their NAV next determined after receipt of an order by Goldman Sachs from a Serv-ice Organization. Shares begin earning dividends after the Fund's receipt of the purchase amount in federal funds. No sales load is charged.

 Service Organizations are responsible for transmitting purchase orders and payments to Goldman Sachs in a timely fashion. Service Organizations should place a purchase order in writing or by telephone.



 --------------------------------------------------------
  BY WRITING:      Goldman Sachs Funds
                   4900 Sears Tower - 60th Floor
                   Chicago, IL 60606-6372
 --------------------------------------------------------
  BY TELEPHONE:    1-800-621-2550
                   (8:00 a.m. to 4:00 p.m. New York time)
 --------------------------------------------------------

 Before or immediately after placing an initial purchase order, a Service Organization should complete and send to Goldman Sachs an Account Applica-tion.

 In certain instances, the Trust may require a signature guarantee in order to effect purchase, redemption or exchange transactions. Signature guaran-tees must be obtained from a bank, brokerage firm or other financial inter-mediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a signa-ture guarantee.

 Service Organizations may send their payments as follows:
 . Wire federal funds to The Northern Trust Company ("Northern"), as sub-custodian for State Street Bank and Trust Company ("State Street") (each Fund's custodian); OR
 . Send a check or Federal Reserve draft payable to Goldman Sachs Funds -
   (Name of Fund and Class of Shares), 4900 Sears Tower - 60th Floor, Chica-go, IL 60606-6372. The Funds will not accept a check drawn on a foreign bank or a third-party check.

 IT IS STRONGLY RECOMMENDED THAT PAYMENT BE EFFECTED BY WIRING FEDERAL FUNDS TO NORTHERN.

 It is expected that Federal Reserve drafts will ordinarily be converted to federal funds on the day of receipt and that checks will be converted to federal funds within two business days after receipt.

 When Do Shares Begin Earning Dividends?
 Dividends begin to accrue as follows:

  IF AN EFFECTIVE ORDER AND FEDERAL FUNDS ARE RECEIVED:    DIVIDENDS BEGIN:
 --------------------------------------------------------------------------
  MONEY MARKET, TREASURY INSTRUMENTS AND FEDERAL FUNDS:
   . By 3:00 p.m. New York time                           Same business day
   . After 3:00 p.m. New York time                        Next business day
 --------------------------------------------------------------------------
  PRIME OBLIGATIONS, TREASURY OBLIGATIONS AND GOVERNMENT
   FUNDS:
   . By 5:00 p.m. New York time                           Same business day
   . After 5:00 p.m. New York time                        Next business day
 --------------------------------------------------------------------------
  TAX-FREE MONEY MARKET FUND:
   . By 2:00 p.m. New York time                           Same business day
   . After 2:00 p.m. New York time                        Next business day
 --------------------------------------------------------------------------

 What Do I Need To Know About Service Organizations?
 Service Organizations may provide the following services in connection with their customers' investments in Select Shares:
 . Acting, directly or through an agent, as the sole shareholder of record
 . Maintaining account records for customers
 . Processing orders to purchase, redeem or exchange shares for customers

 In addition, some (but not all) Service Organizations are authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other interme-diaries to accept such orders, if approved by the Trust. In these cases:
 . A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a business day, and the order will be priced at the Fund's NAV next determined after such acceptance.

                                                               SHAREHOLDER GUIDE

 . Service Organizations or intermediaries will be responsible for transmit-ting accepted orders and payments to the Trust within the time period agreed upon by them.

 You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

 Pursuant to a select plan adopted by the Trust's Board of Trustees, Service Organizations are entitled to receive payment for their services from the Trust of up to .03 of 1% (on an annualized basis) of the average daily net assets of the Select Shares of the Funds, which are attributable to or held in the name of the Service Organization for its customers.

 The Investment Adviser, Distributor and/or their affiliates may pay addi-tional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Service Organizations and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds.

 In addition to Select Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), and are entitled to different services than Select Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

 What Is My Minimum Investment In The Funds?


 -----------------------------------------------------------
  Minimum initial investment      $10 million (may be
                                  allocated among the Funds)
 -----------------------------------------------------------
  Minimum account balance         $10 million
 -----------------------------------------------------------
  Minimum subsequent investments  None
 -----------------------------------------------------------

 A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Select Shares and may establish other requirements such as a minimum account balance. A Service Organization may redeem Select Shares held by non-complying accounts, and may impose a charge for any spe-cial services.

 What Else Should I Know About Share Purchases?
 The Trust reserves the right to:
 . Modify or waive the minimum investment and minimum account balance requirement.
 . Reject any purchase order for any reason.

 The Funds may allow Service Organizations to purchase shares with securities instead of cash if consistent with a Fund's investment policies and opera-tions and if approved by the Fund's Investment Adviser.

 How Are Shares Priced?
 The price you pay or receive when you buy, sell or exchange Select Shares is determined by a Fund's NAV. The Funds calculate NAV as follows:

                  (Value of Assets of the Class)
     NAV =         - (Liabilities of the Class)
             -----------------------------------------
             Number of Outstanding Shares of the Class

  FUND                                 NAV CALCULATED
 ---------------------------------------------------------------------------
  MONEY MARKET, TREASURY INSTRUMENTS,  As of the close of regular trading of
   FEDERAL AND TAX-FREE MONEY          the New York Stock Exchange
   MARKET                              (normally 4:00 p.m. New York time)
                                       on each business day
 ---------------------------------------------------------------------------
  PRIME OBLIGATIONS, TREASURY          As of 5:00 p.m. New York time
   OBLIGATIONS AND GOVERNMENT          on each business day
 ---------------------------------------------------------------------------

 . NAV per share of each class is calculated by State Street on each business day. Fund shares will be priced on any day the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for local holidays.
 . On any business day when the Bond Market Association ("BMA") recommends that the securities markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemp-tion orders received after the Fund's closing time and credit will be given to the next business day.
 . The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as permit-ted by the SEC.

 To help each Fund maintain its $1.00 constant share price, portfolio securi-ties are valued at amortized cost in accordance with SEC regulations. Amor-tized cost will normally approximate market value. There can be no assurance that a Fund will be able at all times to maintain a NAV of $1.00 per share.

                                                               SHAREHOLDER GUIDE


 HOW TO SELL SHARES


 How Can I Sell Select Shares Of The Funds?
 Generally, Select Shares may be sold (redeemed) only through Service Organi-zations. Customers of a Service Organization will normally give their redemption instructions to the Service Organization, and the Service Organi-zation will, in turn, place redemption orders with the Funds. GENERALLY, EACH FUND WILL REDEEM ITS SELECT SHARES UPON REQUEST ON ANY BUSINESS DAY AT THEIR NAV NEXT DETERMINED AFTER RECEIPT OF SUCH REQUEST IN PROPER FORM. A Service Organization may request redemptions in writing or by telephone if the optional telephone redemption privilege is elected on the Account Application.


  INSTRUCTIONS FOR
   REDEMPTIONS:
 --------------------------------------------------------------------
  BY WRITING:       Goldman Sachs Funds
                    4900 Sears Tower - 60th Floor
                    Chicago, IL 60606-6372
 --------------------------------------------------------------------
  BY TELEPHONE:     If you have elected the telephone
                    redemption privilege on your Account Application:
                    . 1-800-621-2550
                      (8:00 a.m. to 4:00 p.m. New York time)
 --------------------------------------------------------------------

 Certain Service Organizations are authorized to accept redemption requests on behalf of the Funds as described under "What Do I Need To Know About Service Organizations?" A redemption may also be made with respect to cer-tain Funds by means of the check redemption privilege described in the Addi-tional Statement.

 What Do I Need To Know About Telephone Redemption Requests?
 The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized tele-phone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:
 . All telephone requests are recorded.
 . Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
 . The telephone redemption option may be modified or terminated at any time.

 NOTE: IT MAY BE DIFFICULT TO MAKE TELEPHONE REDEMPTIONS IN TIMES OF DRASTIC ECONOMIC OR MARKET CONDITIONS.

 When Will Redemption Proceeds Be Wired?
 Redemption proceeds will normally be wired to the bank account designated on a Service Organization's Account Application as follows:

  REDEMPTION REQUEST RECEIVED         REDEMPTION PROCEEDS     DIVIDENDS
 ----------------------------------------------------------------------------------
  MONEY MARKET, TREASURY INSTRUMENTS
   AND FEDERAL FUNDS:
 ----------------------------------------------------------------------------------
   .By 3:00 p.m. New York time        Wired same business day Not earned on day
                                                              request is received
   .After 3:00 p.m. New York time     Wired next business day Earned on day request
                                                              is received
 ----------------------------------------------------------------------------------
  PRIME OBLIGATIONS, TREASURY
   OBLIGATIONS AND GOVERNMENT FUNDS:
 ----------------------------------------------------------------------------------
   .By 5:00 p.m. New York time        Wired same business day Not earned on day
                                                              request is received
   .After 5:00 p.m. New York time     Wired next business day Earned on day request
                                                              is received
 ----------------------------------------------------------------------------------
  TAX-FREE MONEY MARKET FUND:
 ----------------------------------------------------------------------------------
   .By 1:00 p.m. New York time        Wired same business day Not earned on day
                                                              request is received
   .After 1:00 p.m. New York time     Wired next business day Earned on day request
                                                              is received
 ----------------------------------------------------------------------------------

 . Although redemption proceeds will normally be wired as described above, each Fund reserves the right to pay redemption proceeds up to three busi-ness days following receipt of a properly executed wire transfer redemp-tion request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.

 . Neither the Trust, Goldman Sachs nor any other institution assumes any responsibility for the performance of intermediaries or your Service Organization in the transfer process. If a problem with such performance arises, you should deal directly with such intermediaries or Service Orga-nizations.

                                                               SHAREHOLDER GUIDE


 What Else Do I Need To Know About Redemptions?

 The following generally applies to redemption requests:
 . Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
 . Service Organizations are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Service Organi-zations may set times by which they must receive redemption requests. Service Organizations may also require additional documentation from you.

 The Trust reserves the right to:

 . Redeem the Select Shares of any Service Organization whose account balance falls below the minimum as a result of a redemption. The Fund will give 60 days' prior written notice to allow a Service Organization to purchase sufficient additional shares of the Fund in order to avoid such redemp-tion. Different rules may apply to investors who have established broker-age accounts with Goldman Sachs in accordance with the terms and condi-tions of their account agreements.
 . Redeem shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.

 . Pay redemptions by a distribution in-kind of securities (instead of cash).
   If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

 . Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distribu-tions be returned to the Fund as undeliverable or remain uncashed for six months. In addition, that distribution and all future distributions pay-able to you will be reinvested at NAV in additional Fund shares. No inter-est will accrue on amounts represented by uncashed distribution or redemp-tion checks.

 Can I Exchange My Investment From One Fund To Another?
 A Service Organization may exchange Select Shares of a Fund at NAV for shares of the corresponding class of any other Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days' written notice.


  INSTRUCTIONS FOR EXCHANGING SHARES:
 -------------------------------------------------------------------------------------
  BY WRITING:                          . Write a letter of instruction that includes:
                                       . The recordholder name(s) and signature(s)
                                       . The account number
                                       . The Fund names and Class of Shares
                                       . The dollar amount to be exchanged
                                       . Mail the request to:
                                         Goldman Sachs Funds
                                         4900 Sears Tower - 60th Floor
                                         Chicago, IL 60606-6372
 -------------------------------------------------------------------------------------
  BY TELEPHONE:                        If you have elected the telephone
                                       exchange privilege on your Account Application:
                                       . 1-800-621-2550
                                         (8:00 a.m. to 4:00 p.m. New York time)
 -------------------------------------------------------------------------------------

 You should keep in mind the following factors when making or considering an exchange:
 . You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.

 . All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund, except that this requirement may be waived at the discretion of the Trust.
 . Telephone exchanges normally will be made only to an identically regis-
   tered account.
 . Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized per-son designated on the Account Application.
 . Exchanges are available only in states where exchanges may be legally made.
 . It may be difficult to make telephone exchanges in times of drastic eco-
   nomic or market conditions.
 . Goldman Sachs may use reasonable procedures described under "What Do I
   Need To Know About Telephone Redemption Requests?" in an effort to prevent unauthorized or fraudulent telephone exchange requests.

                                                               SHAREHOLDER GUIDE


 For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should con-sult your tax adviser concerning the tax consequences of an exchange.

 What Types Of Reports Will I Be Sent Regarding Investments In Select Shares? Service Organizations will receive from the Funds annual reports containing audited financial statements and semi-annual reports. Upon request, Service Organizations will also be provided with a printed confirmation for each transaction. Any dividends and distributions paid by the Funds are also reflected in regular statements issued by the Funds to Service Organiza-tions. Service Organizations are responsible for providing these or other reports to their customers who are the beneficial owners of Select Shares in accordance with the rules that apply to their accounts with the Service Organizations.

Taxation


As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should con-sult your tax adviser about the federal, state, local or foreign tax conse-quences of your investment in the Funds.

Unless your investment is an IRA or other tax-advantaged accounts, you should consider the possible tax consequences of Fund distributions.

TAXES ON DISTRIBUTIONS: Except for the Tax-Free Money Market Fund, distribu-tions of investment income are taxable as ordinary income for federal tax pur-poses, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. To the extent that Fund distributions are attributable to interest on federal obligations or interest on obligations of your state of residence or its municipalities or authorities, they will in most cases be exempt from state and local income taxes. Distributions from the Tax-Free Money Market Fund that are designated as "exempt interest dividends" are generally not subject to fed-eral income tax. Distributions of short-term capital gains are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. The Funds will inform shareholders of the character and tax status of all distributions promptly after the close of each calendar year.

You should note that a portion of the exempt-interest dividends paid by the Tax-Free Money Market Fund may be a preference item when determining your fed-eral alternative minimum tax liability. Exempt-interest dividends are also taken into account in determining the taxable portion of social security or railroad retirement benefits. Any interest on indebtedness incurred by you to purchase or carry shares in the Tax-Free Money Market Fund generally will not be deductible for federal income tax purposes.

OTHER INFORMATION: When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Fund must withhold 31% of your taxable distributions and any redemption pro-ceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so. Non-U.S. investors may be subject to U.S. withholding and estate tax.

Appendix A
Additional Information on Portfolio
Risks, Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental policies and investment restrictions that cannot be changed without shareholder approval. You should note, however, that all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objective, you should consider whether that Fund remains an appropriate invest-ment in light of your then current financial position and needs.

U.S. TREASURY OBLIGATIONS AND U.S. GOVERNMENT SECURITIES. U.S. Treasury Obligations include securities issued or issued or guaranteed by the U.S. Treasury ("U.S. Treasury Obligations"). Payment of principal and interest on these obligations is backed by the full faith and credit of the U.S. government. U.S. Treasury Obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS").

U.S. Government Securities are obligations issued or guaranteed by U.S. govern-ment agencies, authorities, instrumentalities or sponsored enterprises ("U.S. Government Securities"). Unlike U.S. Treasury Obligations, U.S. Government Securities can be supported by either (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("Ginnie Mae"));
(b) the right of the issuer to borrow from the U.S. Treasury (such as securi-ties of the Student Loan Marketing Association); (c) the discretionary author-ity of the U.S. government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")); or (d) only the credit of the issu-er.

U.S. Government Securities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid. U.S. Government Securities also include zero coupon bonds.

Some Funds invest in U.S. Treasury Obligations and certain U.S. Government Securities the interest from which is generally exempt from state income taxa-tion. Securities generally eligible for this exemption include those issued by the U.S. Treasury and certain agencies, authorities or instrumentalities of the U.S. government, including the Federal Home Loan Banks, Federal Farm Credit Banks, Tennessee Valley Authority and Student Loan Marketing Association.

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authori-ties, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

BANK OBLIGATIONS. Bank obligations include certificates of deposit, commercial paper, unsecured bank promissory notes, bankers' acceptances, time deposits and other debt obligations. Certain Funds may invest in obligations issued or backed by U.S. banks when a bank has more than $1 billion in total assets at the time of purchase or is a branch or subsidiary of such a bank. In addition, certain Funds may invest in U.S. dollar-denominated obligations issued or guaranteed by foreign banks that have more than $1 billion in total assets at the time of purchase, U.S. branches of such foreign banks (Yankee obligations), foreign branches of such foreign banks and foreign branches of U.S. banks having more than $1 billion in total assets at the time of purchase. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation.

If a Fund invests more than 25% of its total assets in bank obligations (whether foreign or domestic), it may be especially affected by favorable and adverse developments in or related to the banking industry. The activities of U.S. and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of opera-tions and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate mar-kets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

COMMERCIAL PAPER. A Fund may invest in commercial paper, including variable amount master demand notes and asset-backed commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or

                                                                      APPENDIX A

bank holding companies, corporations, finance companies and other issuers. The commercial paper purchased by a Fund consists of direct U.S. dollar-denominated obligations of domestic or, in the case of certain Funds, foreign issuers.

SHORT-TERM OBLIGATIONS. A Fund may invest in other short-term obligations, including short-term funding agreements payable in U.S. dollars and issued or guaranteed by U.S. corporations, foreign corporations or other entities. A funding agreement is a contract between an issuer and a purchaser that obli-gates the issuer to pay a guaranteed rate of interest on a principal sum depos-ited by the purchaser. Funding agreements will also guarantee a stream of pay-ments over time. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaran-teed for a set time period. Because there is normally no secondary market for these investments, funding agreements purchased by a Fund may be regarded as illiquid.

REPURCHASE AGREEMENTS. Certain Funds may enter into repurchase agreements with primary dealers in U.S. Government Securities and banks affiliated with primary dealers. Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price.

If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer addi-tional losses if a court determines that the Fund's interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Distribu-tions of the income from repurchase agreements will be taxable to a Fund's shareholders. In addition, certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

ASSET-BACKED AND RECEIVABLES-BACKED SECURITIES. Certain Funds may invest in asset-backed and receivables-backed securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed and receivables-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed and receivables-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. In addition, securities that are backed by credit card, automobile and similar types of receivables generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

FOREIGN GOVERNMENT OBLIGATIONS AND RELATED FOREIGN RISKS. Certain Funds may invest in foreign government obligations. Foreign government obligations are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs.

Investments by a Fund in foreign securities, whether issued by a foreign gov-ernment, bank, corporation or other issuer, may present a greater degree of risk than investments in securities of domestic issuers because of less public-ly-available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

MUNICIPAL OBLIGATIONS. Certain Funds may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia. Municipal obligations in which a Fund may invest consist of fixed rate notes and similar debt instruments; variable and floating rate demand instruments; tax-exempt commercial paper; municipal bonds; and unrated notes, paper, bonds or other instruments.

MUNICIPAL NOTES AND BONDS. Municipal notes include tax anticipation notes ("TANs"), revenue anticipation notes ("RANs"), bond anticipation notes ("BANs"), tax and revenue anticipation notes ("TRANs") and construction loan notes. Municipal bonds include general obligation bonds and revenue bonds. Gen-eral obligation bonds are backed by the taxing power of the issuing municipal-ity and are considered the safest type of municipal obligation. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. Revenue bonds also include lease rental revenue bonds which are issued by a state or local authority for capital projects and are secured by annual lease payments from the state or local-

                                                                      APPENDIX A

ity sufficient to cover debt service on the authority's obligations. Industrial development bonds ("private activity bonds") are a specific type of revenue bond backed by the credit and security of a private user and, therefore, have more potential risk. Municipal bonds may be issued in a variety of forms, including commercial paper, tender option bonds and variable and floating rate securities.

TENDER OPTION BONDS. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept ten-dered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund's average portfolio maturity. There is a risk that a Fund will not be con-sidered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, a payment default or a disqualifica-tion from tax-exempt status.

REVENUE ANTICIPATION WARRANTS. Revenue Anticipation Warrants ("RAWs") are issued in anticipation of the issuer's receipt of revenues and present the risk that such revenues will be insufficient to satisfy the issuer's payment obliga-tions. The entire amount of principal and interest on RAWs is due at maturity. RAWs, including those with a maturity of more than 397 days, may also be repackaged as instruments which include a demand feature that permits the holder to sell the RAWs to a bank or other financial institution at a purchase price equal to par plus accrued interest on each interest rate reset date.

INDUSTRIAL DEVELOPMENT BONDS. Certain Funds may invest in industrial develop-ment bonds (private activity bonds). Industrial development bonds are a spe-cific type of revenue bond backed by the credit and security of a private user, the interest from which would be an item of tax preference when distributed by a Fund as "exempt-interest dividends" to shareholders under the AMT.

OTHER MUNICIPAL OBLIGATION POLICIES. Certain Funds may invest 25% or more of the value of their respective total assets in municipal obligations which are related in such a way that an economic, business or political development or change affecting one municipal obligation would also affect the other municipal obligation. For example, a Fund may invest all of its assets in (a) municipal obligations the interest of which is paid solely from revenues from similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities; (b) municipal obligations whose issuers are in the same state; or (c) industrial development obligations. Concentration of a Fund's investments in these municipal obligations will subject the Fund, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration.

Municipal obligations may be backed by letters of credit or other forms of credit enhancement issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States or by other financial insti-tutions. The credit quality of these banks and financial institutions could, therefore, cause a loss to a Fund that invests in municipal obligations. Let-ters of credit and other obligations of foreign banks and financial institu-tions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regu-lation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and are gener-ally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks. In addition, the Funds may acquire securities in the form of custodial receipts which evidence ownership of future interest pay-ments, principal payments or both on obligations of certain state and local governments and authorities.

In order to enhance the liquidity, stability or quality of a municipal obliga-tion, a Fund may acquire the right to sell the obligation to another party at a guaranteed price and date.

CUSTODIAL RECEIPTS. Certain Funds may also acquire U.S. Government Securities in the form of custodial receipts. Custodial receipts evidence ownership of future interest payments, principal payments or both on notes or bonds issued or guaranteed as to principal or interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities. For certain securi-ties law purposes, custodial receipts are not considered obligations of the U.S. government.

OTHER INVESTMENT COMPANIES. A Fund may invest in securities of other investment companies subject to statutory limitations prescribed by the Act. These limita-tions include a prohibition on any Fund acquiring more than 3% of the voting shares of

                                                                      APPENDIX A

any other investment company, and a prohibition on investing more than 5% of a Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other investment compa-nies will have investment objectives, policies and restrictions substantially similar to those of the acquiring Fund and will be subject to substantially the same risks.

FLOATING AND VARIABLE RATE OBLIGATIONS. The Funds may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. Subject to the conditions for using amortized cost valuation under the Act, a Fund may consider the maturity of a variable or floating rate obli-gation to be shorter than its ultimate stated maturity if the obligation is a U.S. Treasury Obligation or U.S. Government Security, if the obligation has a remaining maturity of 397 calendar days or less, or if the obligation has a demand feature that permits the Fund to receive payment at any time or at spec-ified intervals not exceeding 397 calendar days. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable, both of which may be issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States. A Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. The Funds may purchase when-issued securities and enter into forward commitments. When-issued securities are securities that have been authorized, but not yet issued. When-issued secu-rities are purchased in order to secure what is considered to be an advanta-geous price and yield to a Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell secu-rities for a fixed price at a future date beyond the customary settlement peri-od.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

ILLIQUID SECURITIES. Each Fund may invest up to 10% of its net assets in illiq-uid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:
 .Both domestic and foreign securities that are not readily marketable
 .Certain municipal leases and participation interests
 .Certain stripped mortgage-backed securities
 .Repurchase agreements and time deposits with a notice or demand period of more than seven days
 .Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called "4(2) commercial paper" or is oth-erwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

Investing in restricted securities may decrease the liquidity of a Fund's port-folio.

BORROWINGS. Each Fund may borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its net assets. For more information, see the Addi-tional Statement.

DOWNGRADED SECURITIES. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

                      [This page intentionally left blank]

Appendix B
Financial Highlights

 The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects finan-cial results for a single Fund share. The total returns in the table repre-sent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The Pre-mium Money Market Fund terminated as of March 31, 2000. This information has been audited by Arthur Andersen LLP, whose report, along with a Fund's financial statements, is included in the Fund's annual report (available upon request without charge).

 PRIME OBLIGATIONS FUND



                                             NET ASSET
                                             VALUE AT     NET      DISTRIBUTIONS
                                             BEGINNING INVESTMENT       TO
                                             OF PERIOD  INCOME/A/   SHAREHOLDERS
-------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
1999-FST shares                                $1.00     $0.05       $(0.05)
1999-FST Preferred shares                       1.00      0.05        (0.05)
1999-FST Administration shares                  1.00      0.05        (0.05)
1999-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1998-FST shares                                 1.00      0.05        (0.05)
1998-FST Preferred shares                       1.00      0.05        (0.05)
1998-FST Administration shares                  1.00      0.05        (0.05)
1998-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1997-FST shares                                 1.00      0.05        (0.05)
1997-FST Preferred shares                       1.00      0.05        (0.05)
1997-FST Administration shares                  1.00      0.05        (0.05)
1997-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1996-FST shares                                 1.00      0.05        (0.05)
1996-FST Preferred Shares (commenced May 1)     1.00      0.03        (0.03)
1996-FST Administration shares                  1.00      0.05        (0.05)
1996-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1995-FST shares                                 1.00      0.06        (0.06)
1995-FST Administration shares                  1.00      0.06        (0.06)
1995-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

c Annualized.

                                                                      APPENDIX B





                                                             RATIOS ASSUMING NO
                                                           WAIVER OF FEES AND NO
                                                            EXPENSE LIMITATIONS
                                                          ------------------------
                        NET                  RATIO OF NET             RATIO OF NET
NET ASSET            ASSETS AT  RATIO OF NET  INVESTMENT   RATIO OF    INVESTMENT
VALUE AT                END     EXPENSES TO   INCOME TO   EXPENSES TO  INCOME TO
   END      TOTAL    OF PERIOD  AVERAGE NET  AVERAGE NET  AVERAGE NET AVERAGE NET
OF PERIOD  RETURN/B/ (IN 000'S)    ASSETS       ASSETS      ASSETS       ASSETS
--------------------------------------------------------------------------------
  $1.00     5.18%  $8,062,549     0.18%          5.09%       0.23%        5.04%
   1.00     5.07      219,711     0.28           4.87        0.33         4.82
   1.00     4.91    1,051,831     0.43           4.88        0.48         4.83
   1.00     4.65      690,741     0.68           4.60        0.73         4.55
--------------------------------------------------------------------------------
   1.00     5.55    5,831,773     0.18           5.39        0.24         5.33
   1.00     5.45      132,558     0.28           5.26        0.34         5.20
   1.00     5.29      331,196     0.43           5.14        0.49         5.08
   1.00     5.03      336,205     0.68           4.89        0.74         4.83
--------------------------------------------------------------------------------
   1.00     5.60    3,867,739     0.18           5.46        0.23         5.41
   1.00     5.50      152,767     0.28           5.38        0.33         5.33
   1.00     5.34      241,607     0.43           5.22        0.48         5.17
   1.00     5.08      176,133     0.68           4.97        0.73         4.92
--------------------------------------------------------------------------------
   1.00     5.41    3,901,797     0.18           5.29        0.23         5.24
   1.00     5.28c     127,126     0.28c          5.19c       0.33c        5.14c
   1.00     5.14      215,898     0.43           5.06        0.48         5.01
   1.00     4.88      115,114     0.68           4.78        0.73         4.73
--------------------------------------------------------------------------------
   1.00     6.02    3,295,791     0.18           5.86        0.22         5.82
   1.00     5.75      147,894     0.43           5.59        0.47         5.55
   1.00     5.49       65,278     0.68           5.33        0.72         5.29
--------------------------------------------------------------------------------

 MONEY MARKET FUND



                                        NET ASSET
                                        VALUE AT     NET     DISTRIBUTIONS
                                        BEGINNING INVESTMENT      TO
                                        OF PERIOD  INCOME/A/   SHAREHOLDERS
--------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
1999 - FST shares                         $1.00     $0.05       $(0.05)
1999 - FST Preferred shares                1.00      0.05        (0.05)
1999 - FST Administration shares           1.00      0.05        (0.05)
1999 - FST Service shares                  1.00      0.05        (0.05)
--------------------------------------------------------------------------
1998 - FST shares                          1.00      0.05        (0.05)
1998 - FST Preferred shares                1.00      0.05        (0.05)
1998 - FST Administration shares           1.00      0.05        (0.05)
1998 - FST Service shares                  1.00      0.05        (0.05)
--------------------------------------------------------------------------
1997 - FST shares                          1.00      0.06        (0.06)
1997 - FST Preferred shares                1.00      0.05        (0.05)
1997 - FST Administration shares           1.00      0.05        (0.05)
1997 - FST Service shares                  1.00      0.05        (0.05)
--------------------------------------------------------------------------
1996 - FST shares                          1.00      0.05        (0.05)
1996 - FST Preferred shares (commenced
 May 1)                                    1.00      0.03        (0.03)
1996 - FST Administration shares           1.00      0.05        (0.05)
1996 - FST Service shares                  1.00      0.05        (0.05)
--------------------------------------------------------------------------
1995 - FST shares                          1.00      0.06        (0.06)
1995 - FST Administration shares           1.00      0.06        (0.06)
1995 - FST Service shares (commenced
 July 14)                                  1.00      0.02        (0.02)
--------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

c Annualized.

                                                                      APPENDIX B




                                                            RATIOS ASSUMING NO
                                                          WAIVER OF FEES AND NO
                                                           EXPENSE LIMITATIONS
                                                         ------------------------
                        NET                  RATIO OF NET             RATIO OF NET
NET ASSET            ASSETS AT  RATIO OF NET  INVESTMENT   RATIO OF    INVESTMENT
VALUE AT                END     EXPENSES TO   INCOME TO   EXPENSES TO  INCOME TO
   END     TOTAL     OF PERIOD  AVERAGE NET  AVERAGE NET  AVERAGE NET AVERAGE NET
OF PERIOD  RETURN/B/  (IN 000'S)    ASSETS       ASSETS      ASSETS       ASSETS
---------------------------------------------------------------------------------
  $1.00      5.18%   $8,747,861     0.18%        5.08%       0.22%        5.04%
   1.00      5.07       241,179     0.28         4.99        0.32         4.95
   1.00      4.92       403,602     0.43         4.81        0.47         4.77
   1.00      4.66       305,972     0.68         4.53        0.72         4.49
---------------------------------------------------------------------------------
   1.00      5.55     4,995,782     0.18         5.40        0.23         5.35
   1.00      5.45        93,218     0.28         5.30        0.33         5.25
   1.00      5.29       399,474     0.43         5.16        0.48         5.11
   1.00      5.03       496,520     0.68         4.86        0.73         4.81
---------------------------------------------------------------------------------
   1.00      5.63     4,346,519     0.18         5.50        0.23         5.45
   1.00      5.53        20,258     0.28         5.44        0.33         5.39
   1.00      5.37       221,256     0.43         5.26        0.48         5.21
   1.00      5.11       316,304     0.68         4.99        0.73         4.94
---------------------------------------------------------------------------------
   1.00      5.45     2,540,366     0.18         5.33        0.23         5.28
   1.00      5.31c       17,510     0.28c        5.23c       0.33c        5.18c
   1.00      5.19       165,766     0.43         5.04        0.48         4.99
   1.00      4.93       234,376     0.68         4.84        0.73         4.79
---------------------------------------------------------------------------------
   1.00      6.07     2,069,197     0.15         5.89        0.23         5.81
   1.00      5.80       137,412     0.40         5.61        0.48         5.53
   1.00      5.41c        4,219     0.65c        4.93c       0.73c        4.85c
---------------------------------------------------------------------------------

 PREMIUM MONEY MARKET FUND



                                             NET ASSET
                                             VALUE AT     NET      DISTRIBUTIONS
                                             BEGINNING INVESTMENT      TO
                                             OF PERIOD  INCOME/A/   SHAREHOLDERS
-------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
1999-FST shares                                $1.00      $0.05       $(0.05)
1999-FST Preferred shares                       1.00       0.05        (0.05)
1999-FST Administration shares                  1.00       0.05        (0.05)
1999-FST Service shares                         1.00       0.04        (0.04)
-------------------------------------------------------------------------------
1998-FST shares                                 1.00       0.05        (0.05)
1998-FST Preferred shares                       1.00       0.05        (0.05)
1998-FST Administration shares                  1.00       0.05        (0.05)
1998-FST Service shares                         1.00       0.05        (0.05)
-------------------------------------------------------------------------------
FOR THE PERIOD ENDED DECEMBER 31,
1997-FST shares (commenced August 1)            1.00       0.02        (0.02)
1997-FST Preferred shares (commenced August
 1)                                             1.00       0.02        (0.02)
1997-FST Administration shares (commenced
 August 1)                                      1.00       0.02        (0.02)
1997-FST Service shares (commenced August
 1)                                             1.00       0.02        (0.02)
-------------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

c Annualized.

                                                                      APPENDIX B





                                                          RATIOS ASSUMING NO
                                                        WAIVER OF FEES AND NO
                                                         EXPENSE LIMITATIONS
                                                       ------------------------
                        NET
                     ASSETS AT              RATIO OF NET             RATIO OF NET
NET ASSET               END    RATIO OF NET  INVESTMENT   RATIO OF    INVESTMENT
VALUE AT             OF PERIOD EXPENSES TO   INCOME TO   EXPENSES TO  INCOME TO
   END      TOTAL       (IN    AVERAGE NET  AVERAGE NET  AVERAGE NET AVERAGE NET
OF PERIOD  RETURN/B/  000'S)      ASSETS       ASSETS      ASSETS       ASSETS
-------------------------------------------------------------------------------
  $1.00     5.10%    $312,507      0.18%        4.96%       0.23%        4.91%
   1.00     5.00       50,847      0.28         4.82        0.33         4.77
   1.00     4.84       18,670      0.43         4.78        0.48         4.73
   1.00     4.58       17,312      0.68         4.44        0.73         4.39
-------------------------------------------------------------------------------
   1.00     5.55      479,851      0.16         5.38        0.29         5.25
   1.00     5.45      107,517      0.26         5.29        0.39         5.16
   1.00     5.29       13,728      0.41         5.08        0.54         4.95
   1.00     5.03       19,655      0.66         4.79        0.79         4.66
-------------------------------------------------------------------------------
   1.00     5.73c     218,192      0.08c        5.59c       0.43c        5.24c
   1.00     5.62c         558      0.18c        5.50c       0.53c        5.15c
   1.00     5.47c       1,457      0.33c        5.33c       0.68c        4.98c
   1.00     5.20c         814      0.58c        5.17c       0.93c        4.82c
-------------------------------------------------------------------------------

 TREASURY OBLIGATIONS FUND



                                            NET ASSET
                                            VALUE AT       NET     DISTRIBUTIONS
                                            BEGINNING  INVESTMENT      TO
                                            OF PERIOD   INCOME/A/   SHAREHOLDERS
------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
1999 - FST shares                             $1.00       $0.05       $(0.05)
1999 - FST Preferred shares                    1.00        0.05        (0.05)
1999 - FST Administration shares               1.00        0.05        (0.05)
1999 - FST Service shares                      1.00        0.04        (0.04)
------------------------------------------------------------------------------
1998 - FST shares                              1.00        0.05        (0.05)
1998 - FST Preferred shares                    1.00        0.05        (0.05)
1998 - FST Administration shares               1.00        0.05        (0.05)
1998 - FST Service shares                      1.00        0.05        (0.05)
------------------------------------------------------------------------------
1997 - FST shares                              1.00        0.05        (0.05)
1997 - FST Preferred shares                    1.00        0.05        (0.05)
1997 - FST Administration shares               1.00        0.05        (0.05)
1997 - FST Service shares                      1.00        0.05        (0.05)
------------------------------------------------------------------------------
1996 - FST shares                              1.00        0.05        (0.05)
1996 - FST Preferred shares (commenced May
 1)                                            1.00        0.03        (0.03)
1996 - FST Administration shares               1.00        0.05        (0.05)
1996 - FST Service shares                      1.00        0.05        (0.05)
------------------------------------------------------------------------------
1995 - FST shares                              1.00        0.06        (0.06)
1995 - FST Administration shares               1.00        0.06        (0.06)
1995 - FST Service shares                      1.00        0.05        (0.05)
------------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

c Annualized.

                                                                      APPENDIX B




                                                           RATIOS ASSUMING NO
                                                         WAIVER OF FEES AND NO
                                                          EXPENSE LIMITATIONS
                                                        ------------------------
                        NET                  RATIO OF NET             RATIO OF NET
NET ASSET            ASSETS AT  RATIO OF NET  INVESTMENT   RATIO OF    INVESTMENT
VALUE AT                END     EXPENSES TO   INCOME TO   EXPENSES TO  INCOME TO
   END     TOTAL     OF PERIOD  AVERAGE NET  AVERAGE NET  AVERAGE NET AVERAGE NET
OF PERIOD  RETURN/B/ (IN 000'S)    ASSETS       ASSETS      ASSETS       ASSETS
--------------------------------------------------------------------------------
  $1.00     4.88%    $2,320,581     0.18%        4.75%       0.23%        4.70%
   1.00     4.78        297,925     0.28         4.67        0.33         4.62
   1.00     4.62      1,157,825     0.43         4.53        0.48         4.48
   1.00     4.36        569,993     0.68         4.28        0.73         4.23
--------------------------------------------------------------------------------
   1.00     5.40      3,521,389     0.18         5.22        0.23         5.17
   1.00     5.29        285,240     0.28         5.20        0.33         5.15
   1.00     5.14      1,080,454     0.43         4.94        0.48         4.89
   1.00     4.87        501,619     0.68         4.69        0.73         4.64
--------------------------------------------------------------------------------
   1.00     5.50      2,217,943     0.18         5.36        0.23         5.31
   1.00     5.40        245,355     0.28         5.32        0.33         5.27
   1.00     5.24        738,865     0.43         5.12        0.48         5.07
   1.00     4.98        312,991     0.68         4.87        0.73         4.82
--------------------------------------------------------------------------------
   1.00     5.35      2,291,051     0.18         5.22        0.24         5.16
   1.00     5.24c        46,637     0.28c        5.11c       0.34c        5.05c
   1.00     5.09        536,895     0.43         4.97        0.49         4.91
   1.00     4.83        220,560     0.68         4.72        0.74         4.66
--------------------------------------------------------------------------------
   1.00     5.96      1,587,715     0.18         5.73        0.23         5.68
   1.00     5.69        283,186     0.43         5.47        0.48         5.42
   1.00     5.43        139,117     0.68         5.21        0.73         5.16
--------------------------------------------------------------------------------

 TREASURY INSTRUMENTS FUND



                                             NET ASSET
                                             VALUE AT     NET      DISTRIBUTIONS
                                             BEGINNING INVESTMENT       TO
                                             OF PERIOD  INCOME/A/   SHAREHOLDERS
-------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
1999 - FST shares                              $1.00      $0.05       $(0.05)
1999 - FST Preferred shares                     1.00       0.04        (0.04)
1999 - FST Administration shares                1.00       0.04        (0.04)
1999 - FST Service shares                       1.00       0.04        (0.04)
-------------------------------------------------------------------------------
1998 - FST shares                               1.00       0.05        (0.05)
1998 - FST Preferred shares                     1.00       0.05        (0.05)
1998 - FST Administration shares                1.00       0.05        (0.05)
1998 - FST Service shares                       1.00       0.04        (0.04)
-------------------------------------------------------------------------------
FOR THE PERIOD ENDED DECEMBER 31,
1997 - FST shares (commenced March 3)           1.00       0.04        (0.04)
1997 - FST Preferred shares (commenced
 May 30)                                        1.00       0.03        (0.03)
1997 - FST Administration shares (commenced
 April 1)                                       1.00       0.04        (0.04)
1997 - FST Service shares (commenced
 March 5)                                       1.00       0.04        (0.04)
-------------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

c Annualized.

                                                                      APPENDIX B





                                                          RATIOS ASSUMING NO
                                                        WAIVER OF FEES AND NO
                                                         EXPENSE LIMITATIONS
                                                       ------------------------
                        NET
                     ASSETS AT              RATIO OF NET             RATIO OF NET
NET ASSET               END    RATIO OF NET  INVESTMENT   RATIO OF    INVESTMENT
VALUE AT             OF PERIOD EXPENSES TO   INCOME TO   EXPENSES TO  INCOME TO
   END      TOTAL       (IN    AVERAGE NET  AVERAGE NET  AVERAGE NET AVERAGE NET
OF PERIOD  RETURN/B/  000'S)      ASSETS       ASSETS      ASSETS       ASSETS
-------------------------------------------------------------------------------
  $1.00     4.60%    $428,732      0.18%        4.51%       0.24%        4.45%
   1.00     4.49          208      0.28         4.53        0.34         4.47
   1.00     4.34       67,748      0.43         4.29        0.49         4.23
   1.00     4.08       42,095      0.68         4.07        0.74         4.01
-------------------------------------------------------------------------------
   1.00     5.05      822,207      0.18         4.74        0.29         4.63
   1.00     4.94            2      0.28         4.68        0.39         4.57
   1.00     4.79       23,676      0.43         4.62        0.54         4.51
   1.00     4.53       17,128      0.68         4.37        0.79         4.26
-------------------------------------------------------------------------------
   1.00     5.25c     496,419      0.18c        5.09c       0.29c        4.98c
   1.00     5.13c           2      0.28c        5.00c       0.39c        4.89c
   1.00     4.99c       4,159      0.43c        4.84c       0.54c        4.73c
   1.00     4.71c      20,177      0.68c        4.62c       0.79c        4.51c
-------------------------------------------------------------------------------

 GOVERNMENT FUND



                                            NET ASSET
                                            VALUE AT     NET       DISTRIBUTIONS
                                            BEGINNING INVESTMENT        TO
                                            OF PERIOD  INCOME/A/   SHAREHOLDERS
------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
1999 - FST shares                             $1.00     $0.05         $(0.05)
1999 - FST Preferred shares                    1.00      0.05          (0.05)
1999 - FST Administration shares               1.00      0.05          (0.05)
1999 - FST Service shares                      1.00      0.04          (0.04)
------------------------------------------------------------------------------
1998 - FST shares                              1.00      0.05          (0.05)
1998 - FST Preferred shares                    1.00      0.05          (0.05)
1998 - FST Administration shares               1.00      0.05          (0.05)
1998 - FST Service shares                      1.00      0.05          (0.05)
------------------------------------------------------------------------------
1997 - FST shares                              1.00      0.05          (0.05)
1997 - FST Preferred shares                    1.00      0.05          (0.05)
1997 - FST Administration shares               1.00      0.05          (0.05)
1997 - FST Service shares                      1.00      0.05          (0.05)
------------------------------------------------------------------------------
1996 - FST shares                              1.00      0.05          (0.05)
1996 - FST Preferred shares (commenced May
 1)                                            1.00      0.03          (0.03)
1996 - FST Administration shares               1.00      0.05          (0.05)
1996 - FST Service shares                      1.00      0.05          (0.05)
------------------------------------------------------------------------------
1995 - FST shares                              1.00      0.06          (0.06)
1995 - FST Administration shares               1.00      0.06          (0.06)
1995 - FST Service shares (commenced May
 16)                                           1.00      0.03          (0.03)
------------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and complete redemption of the investment at the net asset value at the end of the period.

c Annualized.

                                                                      APPENDIX B




                                                           RATIOS ASSUMING NO
                                                         WAIVER OF FEES AND NO
                                                          EXPENSE LIMITATIONS
                                                        ------------------------
                        NET                  RATIO OF NET             RATIO OF NET
NET ASSET            ASSETS AT  RATIO OF NET  INVESTMENT   RATIO OF    INVESTMENT
VALUE AT                END     EXPENSES TO   INCOME TO   EXPENSES TO  INCOME TO
   END      TOTAL    OF PERIOD  AVERAGE NET  AVERAGE NET  AVERAGE NET AVERAGE NET
OF PERIOD  RETURN/B/ (IN 000'S)    ASSETS       ASSETS      ASSETS       ASSETS
--------------------------------------------------------------------------------
  $1.00     5.03%    $2,260,275     0.18%        4.91%       0.22%        4.87%
   1.00     4.93        181,155     0.28         4.81        0.32         4.77
   1.00     4.77        519,266     0.43         4.67        0.47         4.63
   1.00     4.51        435,192     0.68         4.35        0.72         4.31
--------------------------------------------------------------------------------
   1.00     5.46      1,563,875     0.18         5.32        0.23         5.27
   1.00     5.36        245,628     0.28         5.15        0.33         5.10
   1.00     5.20        407,363     0.43         5.06        0.48         5.01
   1.00     4.94        699,481     0.68         4.83        0.73         4.78
--------------------------------------------------------------------------------
   1.00     5.54      1,478,539     0.18         5.41        0.24         5.35
   1.00     5.43          7,147     0.28         5.34        0.34         5.28
   1.00     5.28        299,804     0.43         5.15        0.49         5.09
   1.00     5.02        580,200     0.68         4.91        0.74         4.85
--------------------------------------------------------------------------------
   1.00     5.38        858,769     0.18         5.25        0.24         5.19
   1.00     5.26c           112     0.28c        5.14c       0.34c        5.08c
   1.00     5.12        145,108     0.43         5.01        0.49         4.95
   1.00     4.86        223,554     0.68         4.74        0.74         4.68
--------------------------------------------------------------------------------
   1.00     6.00        743,884     0.18         5.81        0.24         5.75
   1.00     5.74         82,386     0.43         5.54        0.49         5.48
   1.00     5.40c        14,508     0.68c        5.08c       0.74c        5.02c
--------------------------------------------------------------------------------

 FEDERAL FUND



                                             NET ASSET
                                             VALUE AT     NET       DISTRIBUTIONS
                                             BEGINNING INVESTMENT        TO
                                             OF PERIOD  INCOME/A/   SHAREHOLDERS
-------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
1999 - FST shares..........................    $1.00     $0.05         $(0.05)
1999 - FST Preferred shares................     1.00      0.05          (0.05)
1999 - FST Administration shares...........     1.00      0.05          (0.05)
1999 - FST Service shares..................     1.00      0.04          (0.04)
-------------------------------------------------------------------------------
1998 - FST shares..........................     1.00      0.05          (0.05)
1998 - FST Preferred shares................     1.00      0.05          (0.05)
1998 - FST Administration shares...........     1.00      0.05          (0.05)
1998 - FST Service shares..................     1.00      0.05          (0.05)
-------------------------------------------------------------------------------
FOR THE PERIOD ENDED DECEMBER 31,
1997 - FST shares (commenced February 28)..     1.00      0.05          (0.05)
1997 - FST Preferred shares (commenced May
 30).......................................     1.00      0.03          (0.03)
1997 - FST Administration shares (commenced
 April 1)..................................     1.00      0.04          (0.04)
1997 - FST Service shares (commenced March
 25).......................................     1.00      0.04          (0.04)
-------------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

c Annualized.

                                                                      APPENDIX B





                                                           RATIOS ASSUMING NO
                                                         WAIVER OF FEES AND NO
                                                          EXPENSE LIMITATIONS
                                                        ------------------------
                        NET                  RATIO OF NET             RATIO OF NET
NET ASSET            ASSETS AT  RATIO OF NET  INVESTMENT   RATIO OF    INVESTMENT
VALUE AT                END     EXPENSES TO   INCOME TO   EXPENSES TO  INCOME TO
   END      TOTAL    OF PERIOD  AVERAGE NET  AVERAGE NET  AVERAGE NET AVERAGE NET
OF PERIOD  RETURN/B/ (IN 000'S)    ASSETS       ASSETS      ASSETS       ASSETS
--------------------------------------------------------------------------------
  $1.00     5.05%    $4,206,119     0.18%        4.96%       0.23%        4.91%
   1.00     4.94        186,590     0.28         5.05        0.33         5.00
   1.00     4.79        789,529     0.43         4.71        0.48         4.66
   1.00     4.53        478,635     0.68         4.46        0.73         4.41
--------------------------------------------------------------------------------
   1.00     5.41      2,346,254     0.18         5.24        0.24         5.18
   1.00     5.31         26,724     0.28         5.20        0.34         5.14
   1.00     5.15        690,084     0.43         5.02        0.49         4.96
   1.00     4.89        321,124     0.68         4.78        0.74         4.72
--------------------------------------------------------------------------------
   1.00     5.51c     1,125,681     0.18c        5.39c       0.27c        5.30c
   1.00     5.43c       194,375     0.28c        5.26c       0.37c        5.17c
   1.00     5.27c       625,334     0.43c        5.15c       0.52c        5.06c
   1.00     5.00c       228,447     0.68c        4.78c       0.77c        4.69c
--------------------------------------------------------------------------------

 TAX-FREE MONEY MARKET FUND



                                            NET ASSET
                                            VALUE AT     NET       DISTRIBUTIONS
                                            BEGINNING INVESTMENT        TO
                                            OF PERIOD  INCOME/A/   SHAREHOLDERS
------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
1999 - FST shares                             $1.00       $0.03       $(0.03)
1999 - FST Preferred shares                    1.00        0.03        (0.03)
1999 - FST Administration shares               1.00        0.03        (0.03)
1999 - FST Service shares                      1.00        0.03        (0.03)
------------------------------------------------------------------------------
1998 - FST shares                              1.00        0.03        (0.03)
1998 - FST Preferred shares                    1.00        0.03        (0.03)
1998 - FST Administration shares               1.00        0.03        (0.03)
1998 - FST Service shares                      1.00        0.03        (0.03)
------------------------------------------------------------------------------
1997 - FST shares                              1.00        0.04        (0.04)
1997 - FST Preferred shares                    1.00        0.03        (0.03)
1997 - FST Administration shares               1.00        0.03        (0.03)
1997 - FST Service shares                      1.00        0.03        (0.03)
------------------------------------------------------------------------------
1996 - FST shares                              1.00        0.03        (0.03)
1996 - FST Preferred shares (commenced May
 1)                                            1.00        0.02        (0.02)
1996 - FST Administration shares               1.00        0.03        (0.03)
1996 - FST Service shares                      1.00        0.03        (0.03)
------------------------------------------------------------------------------
1995 - FST shares                              1.00        0.04        (0.04)
1995 - FST Administration shares               1.00        0.04        (0.04)
1995 - FST Service shares                      1.00        0.03        (0.03)
------------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

c Annualized.

                                                                      APPENDIX B




                                                           RATIOS ASSUMING NO
                                                         WAIVER OF FEES AND NO
                                                          EXPENSE LIMITATIONS
                                                        ------------------------
                        NET                  RATIO OF NET             RATIO OF NET
NET ASSET            ASSETS AT  RATIO OF NET  INVESTMENT   RATIO OF    INVESTMENT
VALUE AT                END     EXPENSES TO   INCOME TO   EXPENSES TO  INCOME TO
   END      TOTAL    OF PERIOD  AVERAGE NET  AVERAGE NET  AVERAGE NET AVERAGE NET
OF PERIOD  RETURN/B/ (IN 000'S)    ASSETS       ASSETS      ASSETS       ASSETS
--------------------------------------------------------------------------------
  $1.00     3.13%    $1,775,327     0.18%        3.12%       0.22%        3.08%
   1.00     3.03         31,359     0.28         2.99        0.32         2.95
   1.00     2.88        127,967     0.43         2.81        0.47         2.77
   1.00     2.62         69,465     0.68         2.61        0.72         2.57
--------------------------------------------------------------------------------
   1.00     3.34      1,456,002     0.18         3.28        0.23         3.23
   1.00     3.24         20,882     0.28         3.17        0.33         3.12
   1.00     3.08        146,800     0.43         3.04        0.48         2.99
   1.00     2.83         50,990     0.68         2.77        0.73         2.72
--------------------------------------------------------------------------------
   1.00     3.54        939,407     0.18         3.50        0.24         3.44
   1.00     3.43         35,152     0.28         3.39        0.34         3.33
   1.00     3.28        103,049     0.43         3.27        0.49         3.21
   1.00     3.02         42,578     0.68         3.01        0.74         2.95
--------------------------------------------------------------------------------
   1.00     3.39        440,838     0.18         3.35        0.23         3.30
   1.00     3.30c        28,731     0.28c        3.26c       0.33c        3.21c
   1.00     3.13         51,661     0.43         3.10        0.48         3.05
   1.00     2.88         19,855     0.68         2.85        0.73         2.80
--------------------------------------------------------------------------------
   1.00     3.89        448,367     0.14         3.81        0.24         3.71
   1.00     3.63         20,939     0.39         3.54        0.49         3.44
   1.00     3.38         19,860     0.64         3.32        0.74         3.22
--------------------------------------------------------------------------------

Index

   1 General
     Investment
     Management
     Approach
   5 Fund
     Investment
     Objectives
     and
     Strategies
  10 Principal
     Risks of the
     Funds
  14 Fund
     Performance
  22 Fund Fees And
     Expenses
  26 Service
     Providers
  29 Dividends

  31 Shareholder Guide
      31 How to Buy Shares
      35 How to Sell Shares
  40 Taxation
  41 Appendix A
     Additional Information
     on Portfolio Risks,
     Securities and
     Techniques
  50 Appendix B
     Financial Highlights

Financial Square Funds
Prospectus (FST Select Shares)


 FOR MORE INFORMATION


 Annual/Semi-annual Report
 Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders.

 Statement of Additional Information
 Additional information about the Funds and their policies is also available in the Funds' Statement of Additional Information ("Additional Statement"). The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

 The Funds' annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

 To obtain other information and for shareholder inquiries:
 By telephone - Call 1-800-621-2550
 By mail - Goldman Sachs Funds, 4900 Sears Tower - 60th Floor, Chicago, IL 60606-6372
 By e-mail - gs-funds@gs.com
 On the Internet - Text-only versions of the Funds' documents are located online and may be downloaded from:
    SEC EDGAR database - http://www.sec.gov

 You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC's Pub-lic Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

                            [LOGO OF GOLDMAN SACHS]

         The Funds' investment company registration number is 811-5349.

Goldman Sachs Financial Square FundsSM is a service mark of Goldman Sachs & Co.

FSPROSELECT

  Prospectus

FST
ADMINISTRATION
SHARES

May 1, 2000



  GOLDMAN SACHS FINANCIAL SQUARE FUNDS/SM/

[GRAPHIC]

 . Prime
  Obligations
  Fund

 . Money Market
  Fund

 . Treasury
  Obligations Fund

 . Treasury
  Instruments Fund

 . Government
  Fund

 . Federal Fund

 . Tax-Free
  Money
  Market Fund



  THE SECURITIES AND EXCHANGE COMMISSION HAS
  NOT APPROVED OR DISAPPROVED THESE
  SECURITIES OR PASSED UPON THE ADEQUACY OF
  THIS PROSPECTUS. ANY REPRESENTATION TO THE
  CONTRARY IS A CRIMINAL OFFENSE.

  AN INVESTMENT IN A FUND IS NOT A BANK
  DEPOSIT AND IS NOT INSURED BY THE FEDERAL
  DEPOSIT INSURANCE CORPORATION OR ANY OTHER
  GOVERNMENT AGENCY. ALTHOUGH A FUND SEEKS TO
  PRESERVE THE VALUE OF YOUR INVESTMENT AT
  $1.00 PER SHARE, IT IS POSSIBLE TO LOSE
  MONEY BY INVESTING IN A FUND.

[LOGO OF GOLDMAN SACHS]

   NOT FDIC-INSURED              MAY LOSE VALUE    NO BANK GUARANTEE

General Investment Management Approach

 Goldman Sachs Asset Management ("GSAM"), a unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as Investment Adviser to the Funds. GSAM is referred to in this Prospectus as the "Invest-ment Adviser."

 Goldman Sachs' Money Market Investment Philosophy:
 The Money Market Funds are managed to seek preservation of capital, daily liquidity and maximum current income. With each Fund, the Investment Adviser follows a conservative, risk-managed investment process that seeks to:
 .Manage credit risk
 .Manage interest rate risk
 .Manage liquidity

 Since 1981, the Investment Adviser has actively managed the Goldman Sachs Money Market Funds to provide investors with the greatest possible preserva-tion of principal and income potential.

--------------------------------------------------------------------------------


 Investment Process

 1.MANAGING CREDIT RISK

 The Investment Adviser's process for managing risk emphasizes:

 .INTENSIVE RESEARCH--The Credit Department, a separate operating entity of Goldman Sachs, approves all credits for the Funds. Sources for the Credit Department's analysis include third-party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as the Investment Research, Legal and Compliance departments of Goldman Sachs.
 .TIMELY UPDATES--A Credit Department-approved list of securities is continuously communicated on a "real-time" basis to the portfolio management team via computer link.

 THE RESULT: AN "APPROVED" LIST OF HIGH-QUALITY CREDITS--The Investment Adviser's portfolio management team uses this approved list to construct portfolios which offer the best available risk-return tradeoff within the "approved" credit universe.

 2.MANAGING INTEREST RATE RISK

 Three main steps are followed in seeking to manage interest rate risk:
 .ESTABLISH WEIGHTED AVERAGE MATURITY (WAM) TARGET--WAM (the weighted average time until the yield of a portfolio reflects any changes in the current interest rate environment) is constantly revisited and adjusted as market conditions change. An overall strategy is developed by the portfolio management team based on insights gained from weekly meetings with both Goldman Sachs economists and economists from outside the firm.
 .IMPLEMENT OPTIMUM PORTFOLIO STRUCTURE--Proprietary models that seek the optimum balance of risk and return, in conjunction with the Investment Adviser's analysis of factors such as market events, short-term interest rates and each Fund's asset volatility, are used to identify the most effective portfolio structure.
 .CONDUCT RIGOROUS ANALYSIS OF NEW SECURITIES--The Investment Adviser's five-step process includes legal, credit, historical index and liquidity analysis, as well as price stress testing to determine suitability for money market mutual funds.

 3. MANAGING LIQUIDITY

 Factors that the Investment Adviser's portfolio managers continuously moni-tor and that affect liquidity of a money market portfolio include:
 .Each Fund's clients and factors that influence their asset volatility; .Technical events that influence the trading range of federal funds and other short-term fixed-income markets; and
 .Bid-ask spreads associated with securities in the portfolios.

 Benchmarks for the Money Market Funds are the IBC FINANCIAL DATA UNIVERSAL AVERAGES. Each Fund tracks the IBC Index which best corresponds to the Fund's eligible investments.

--------------------------------------------------------------------------------

                                          GENERAL INVESTMENT MANAGEMENT APPROACH

 .THE FUNDS: Each Fund's securities are valued by the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended (the "Act"). Under Rule 2a-7, each Fund may invest only in U.S. dollar-denominated securities that are determined to present minimal credit risk and meet certain other criteria, including conditions relating to maturity, diversification and credit quality. These operating policies may be more restrictive than the fundamental policies set forth in the State-ment of Additional Information (the "Additional Statement").

  .TAXABLE FUNDS: Prime Obligations, Money Market, Treasury Obligations and
   Government Funds.
  .TAX-ADVANTAGED FUNDS: Treasury Instruments and Federal Funds.

  .TAX-EXEMPT FUND: Tax-Free Money Market Fund.
 .THE INVESTORS: The Funds are designed for institutional investors seeking a high rate of return, a stable net asset value ("NAV") and convenient liqui-dation privileges. The Funds are particularly suitable for banks, corpora-tions and other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their customers. Shares of the Government Fund are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration ("NCUA") Rules and Regulations and NCUA Letter Number
  155. The Fund intends to review changes in the applicable laws, rules and regulations governing eligible investments for federally chartered credit unions, and to take such action as may be necessary so that the investments of the Fund qualify as eligible investments under the Federal Credit Union Act and the regulations thereunder. Shares of the Government Fund, however, may or may not qualify as eligible investments for particular state-chart-ered credit unions. A state-chartered credit union should consult qualified legal counsel to determine whether the Government Fund is a permissible investment under the law applicable to it.

 .NAV: Each Fund seeks to maintain a stable NAV of $1.00 per share. There can be no assurance that a Fund will be able at all times to maintain a NAV of $1.00 per share.
 .MAXIMUM REMAINING MATURITY OF PORTFOLIO INVESTMENTS: 13 months (as deter-
  mined pursuant to Rule 2a-7) at the time of purchase.
 .DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY ("WAM"): Not more than 90 days
  (as required by Rule 2a-7).

 .INVESTMENT RESTRICTIONS: Each Fund is subject to certain investment restrictions that are described in detail under "Investment Restrictions" in the Additional Statement. Fundamental investment restrictions of a Fund cannot be changed without approval of a majority of the outstanding shares of that Fund. The Treasury Obligations Fund's policy of limiting its investments to U.S. Treasury Obligations (as defined in Appendix A) and related repurchase agreements is also fundamental. All investment objec-tives and policies not specifically designated as fundamental are non-fun-damental and may be changed without shareholder approval.

 .DIVERSIFICATION: Diversification can help a Fund reduce the risks of investing. In accordance with current regulations of the Securities and Exchange Commission (the "SEC"), each Fund may not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer. However, a Fund may invest up to 25% of the value of its total assets in the securities of a single issuer for up to three business days. These limitations do not apply to cash, certain repurchase agree-ments, U.S. Government Securities (as defined in Appendix A) or securities of other investment companies. In addition, securities subject to certain unconditional guarantees and securities that are not "First Tier Securi-ties" as defined by the SEC are subject to different diversification requirements as described in the Additional Statement.

Fund Investment Objectives and Strategies


 INVESTMENT OBJECTIVES

 The Prime Obligations, Money Market, Treasury Obligations, Treasury Instru-ments, Government, Federal and Tax-Free Money Market Funds seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

 TAXABLE AND TAX-ADVANTAGED FUNDS:

 The Prime Obligations and Money Market Funds pursue their investment objec-tives by investing in U.S. Government Securities, obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities and repurchase agreements. The Money Mar-ket Fund may also invest in U.S. dollar-denominated obligations of foreign banks, foreign companies and foreign governments. The Treasury Obligations Fund pursues its investment objective by investing in securities issued by the U.S. Treasury and repurchase agreements relating to such securities. The Government Fund pursues its investment objective by investing in U.S. Gov-ernment Securities and repurchase agreements relating to such securities. The Treasury Instruments and Federal Funds pursue their investment objec-tives by limiting their investments to certain U.S. Treasury Obligations and U.S. Government Securities, respectively, the interest from which is gener-ally exempt from state income taxation. You should consult your tax adviser to determine whether distributions from the Treasury Instruments and Federal Funds (and any other Fund that may hold such obligations) derived from interest on such obligations are exempt from state income taxation in your own state.

 In order to obtain a rating from a rating organization, the Prime Obliga-tions, Money Market, Treasury Obligations, Treasury Instruments, Government and Federal Funds will observe special investment restrictions.

 TAX-EXEMPT FUND:

 The Tax-Free Money Market Fund pursues its investment objective by investing in securities issued by or on behalf of states, territories, and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which, if any, is in the opinion of bond counsel excluded from gross income for federal income tax purposes, and not an item of tax preference under the federal alternative minimum tax ("AMT").

 PRINCIPAL INVESTMENT STRATEGIES

 The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Funds' annual and semi-annual reports. For more information see Appendix A.

 Investment Policies Matrix



                         U.S. TREASURY U.S. GOVERNMENT            BANK               COMMERCIAL
  FUND                    OBLIGATIONS    SECURITIES           OBLIGATIONS              PAPER
 -------------------------------------------------------------------------------------------------
  Prime Obligations            ./1/           .                    .                     .
                                                           U.S. banks only/2/
 -------------------------------------------------------------------------------------------------
  Money Market                 ./1/           .                    .                     .
                                                        Over 25% of total assets  U.S. and foreign
                                                        must be invested in U.S.  (US$) commercial
                                                       and foreign (US$) banks/3/      paper
 -------------------------------------------------------------------------------------------------
  Treasury Obligations         ./4/
 -------------------------------------------------------------------------------------------------
  Treasury Instruments         ./4/
 -------------------------------------------------------------------------------------------------
  Government                   ./1/          .
 -------------------------------------------------------------------------------------------------
  Federal                      ./1/          .


 -------------------------------------------------------------------------------------------------
  Tax-Free Money Market                                                                  .
                                                                                  Tax-exempt only
 -------------------------------------------------------------------------------------------------

 NOTE: SEE APPENDIX A FOR A DESCRIPTION OF, AND CERTAIN CRITERIA APPLICABLE TO, EACH OF THESE CATEGORIES OF INVESTMENTS.
 1 Issued or guaranteed by the U.S. Treasury.
 2 Including foreign branches of U.S. banks.

 3 If adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits) the Fund may, for temporary defensive purposes, invest less than 25% of its total assets in bank obligations.

 4 Issued by the U.S. Treasury.
 5 To the extent required by Rule 2a-7, asset-backed and receivables-backed securities will be rated by the requisite number of nationally recognized statistical rating organizations ("NRSROs").

 6 The Fund may invest in U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government. The Fund may also invest in U.S. dollar-denominated obligations issued or guaranteed by any entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs. The Fund may not invest more than 25% of its total assets in the securities of any one foreign government.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES


     SHORT-TERM
   OBLIGATIONS OF                       ASSET-BACKED AND       FOREIGN
  CORPORATIONS AND       REPURCHASE    RECEIVABLES-BACKED    GOVERNMENT
   OTHER ENTITIES        AGREEMENTS      SECURITIES/5/    OBLIGATIONS (US$)
---------------------------------------------------------------------------
          .                  .                 .
 U.S. entities only
---------------------------------------------------------------------------
          .                  .                 .                 .6
  U.S. and foreign
   (US$) entities

---------------------------------------------------------------------------
                             .
---------------------------------------------------------------------------

---------------------------------------------------------------------------
                             .
---------------------------------------------------------------------------
                             .
                      (Does not intend
                         to invest)
---------------------------------------------------------------------------


---------------------------------------------------------------------------

Investment Policies Matrix continued



                        TAXABLE             TAX-EXEMPT            CUSTODIAL    UNRATED
   FUND                MUNICIPALS           MUNICIPALS            RECEIPTS  SECURITIES/9/ INVESTMENT COMPANIES
--------------------------------------------------------------------------------------------------------------
 Prime Obligations        ./7/                                        .           .                .
                                                                                          Up to 10% of total
                                                                                          assets in other
                                                                                          investment companies
--------------------------------------------------------------------------------------------------------------
 Money Market             ./7/                                        .           .                .
                                                                                          Up to 10% of total
                                                                                          assets in other
                                                                                          investment companies
--------------------------------------------------------------------------------------------------------------
 Treasury Obligations
--------------------------------------------------------------------------------------------------------------
 Treasury Instruments


--------------------------------------------------------------------------------------------------------------
 Government                                                                                        .
                                                                                          Up to 10% of total
                                                                                          assets in other
                                                                                          investment companies
--------------------------------------------------------------------------------------------------------------
 Federal



--------------------------------------------------------------------------------------------------------------
 Tax-Free Money                                  .                    .           .                .
 Market                           At least 80% of net assets                              Up to 10% of total
                                  in tax-exempt municipal                                 assets in other
                                  obligations (except in                                  investment companies
                                  extraordinary circumstances)/8/
--------------------------------------------------------------------------------------------------------------

 NOTE: SEE APPENDIX A FOR A DESCRIPTION OF, AND CERTAIN CRITERIA APPLICABLE TO, EACH OF THESE CATEGORIES OF INVESTMENTS.
  7 Will only make such investments when yields on such securities are attractive compared to other taxable investments.

  8 Ordinarily expect that 100% of a Fund's portfolio securities will be invested in municipal obligations, but the Fund may, for temporary defensive purposes, hold cash or invest in short-term taxable securities.

  9 To the extent permitted by Rule 2a-7, securities without short-term ratings may be purchased if they are deemed to be of comparable quality to First Tier Securities, or to the extent that a Fund may purchase Second Tier Securities, comparable in quality to Second Tier Securities. In addition, a Fund holding a security supported by a guarantee or demand feature may rely on the credit quality of the guarantee or demand feature in determining the credit quality of the investment.

 10 If such policy should change, private activity bonds subject to AMT would not exceed 20% of the Fund's net assets under normal market conditions.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES



      PRIVATE                                SUMMARY OF
     ACTIVITY           CREDIT              TAXATION FOR
       BONDS          QUALITY/9/          DISTRIBUTIONS/14/                  MISCELLANEOUS
------------------------------------------------------------------------------------------------------
         .          First Tier/12/  Taxable federal and state/15/ Reverse repurchase agreements not permitted
------------------------------------------------------------------------------------------------------
         .          First Tier/12/  Taxable federal and state/15/ May invest in obligations of the International
                                                                  Bank for Reconstruction
                                                                  and Development.
                                                                  Reverse repurchase agreements not
                                                                  permitted
------------------------------------------------------------------------------------------------------
                    First Tier/12/  Taxable federal and state/15/ Reverse repurchase agreements not permitted
------------------------------------------------------------------------------------------------------
                    First Tier/12/  Taxable federal and           Reverse repurchase agreements not
                                    generally exempt from         permitted
                                    state taxation
------------------------------------------------------------------------------------------------------
                    First Tier/12/  Taxable federal and state/15/ Reverse repurchase agreements not permitted
------------------------------------------------------------------------------------------------------
                    First Tier/12/  Taxable federal and           Under extraordinary circumstances,
                                    generally exempt from         may hold cash, U.S. Government
                                    state taxation                Securities subject to state taxation
                                                                  or cash equivalents.
                                                                  Reverse repurchase agreements not
                                                                  permitted
------------------------------------------------------------------------------------------------------
 (Does not          First/12/ or    Tax-exempt federal            May (but does not currently intend
 intend to          Second Tier/13/ and taxable state/16/         to) invest up to 20% in securities
 invest)/10/,/11/                                                 subject to AMT and may temporarily
                                                                  invest in the taxable money market
                                                                  instruments described herein.
                                                                  Reverse repurchase agreements not
                                                                  permitted
------------------------------------------------------------------------------------------------------

 11 No more than 25% of the value of the Fund's total assets may be invested in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry.
 12 First Tier Securities are (a) rated in the highest short-term rating category by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings. U.S. Government Securities are considered First Tier Securities.
 13 Second Tier Securities are (a) rated in the top two short-term rating categories by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings.

 14 See "Taxation" for an explanation of the tax consequences summarized in the table above.
 15 Taxable in many states except for distributions from U.S. Treasury
    Obligation interest income and certain U.S. Government Securities interest income.
 16 Taxable except for distributions from interest on obligations of an investor's state of residence in certain states.

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete invest-ment program. There can be no assurance that a Fund will achieve its investment objective.



                               PRIME     MONEY    TREASURY
 .Applicable                 OBLIGATIONS  MARKET  OBLIGATIONS
--Not Applicable               FUND       FUND      FUND
------------------------------------------------------------
NAV                              .         .          .
Interest Rate                    .         .          .
Credit/Default                   .         .          .
Liquidity                        .         .          .
U.S. Government Securities       .         .         --
Concentration                   --         --        --
Foreign                         --         .         --
Banking Industry                --         .         --
Tax                             --         --        --
------------------------------------------------------------

                                                    PRINCIPAL RISKS OF THE FUNDS



                                     TAX-FREE
   TREASURY                           MONEY
  INSTRUMENTS     GOVERNMENT FEDERAL  MARKET
     FUND            FUND     FUND     FUND
---------------------------------------------
        .             .         .       .
        .             .         .       .
        .             .         .       .
        .             .         .       .
       --             .         .       --
       --             --       --       .
       --             --       --       --
       --             --       --       --
       --             --       --       .
---------------------------------------------

Risks that apply to all Funds:

 .NAV RISK--The risk that a Fund will not be able to maintain a NAV per share of $1.00 at all times.
 .INTEREST RATE RISK--The risk that during periods of rising interest rates, a Fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Fund's yield will tend to be higher.

 .CREDIT/DEFAULT RISK--The risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agree-ment, may default on its payment obligations. In addition, with respect to the Tax-Free Money Market Fund, risk of loss from payment default may also exist where municipal instruments are backed by foreign letters of credit or guaran-tees.
 .LIQUIDITY RISK--The risk that a Fund will be unable to pay redemption proceeds within the time period stated in this Prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.

Risk that applies to the Prime Obligations, Money Market, Government and Federal Funds:

 .U.S. GOVERNMENT SECURITIES RISK--The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Risks that apply to the Money Market Fund:

 .FOREIGN RISK--The risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries, less publicly available financial and other information, less stringent foreign securities regulations and accounting and disclosure standards, or other factors. The Money Market Fund may not invest more than 25% of its total assets in the securities of any one foreign government.

 .BANKING INDUSTRY RISK--The risk that if the Fund invests more than 25% of its total assets in bank obligations, an adverse development in the banking indus-try may affect the value of the Fund's investments more than if the Fund's investments were not invested to such a degree in the banking industry. Nor-mally, the Money Market Fund intends to invest more than 25% of its total assets in bank obligations. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles.

                                                    PRINCIPAL RISKS OF THE FUNDS

Risks that apply to the Tax-Free Money Market Fund:

 .CONCENTRATION RISK--The risk that if the Fund invests more than 25% of its total assets in issuers within the same state, industry or economic sector, an adverse economic, business or political development may affect the value of the Fund's investments more than if its investments were not so concentrated.

 .TAX RISK--The risk that future legislative or administrative changes or court decisions may materially affect the ability of the Fund to pay federal tax-exempt dividends. This Fund would not be a suitable investment for IRAs, other tax-exempt or tax-deferred accounts or for other investors who are not sensi-tive to the federal, state or local tax consequences of their investments.

More information about the Funds' portfolio securities and investment tech-niques, and their associated risks, is provided in Appendix A. You should con-sider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Fund Performance

 HOW THE FUNDS HAVE PERFORMED

 The bar chart and table below provide an indication of the risks of invest-ing in a Fund by showing: (a) changes in the performance of a Fund's Admin-istration Shares from year to year; and (b) the average annual returns of a Fund's Administration Shares. Investors should be aware that the fluctuation of interest rates is one primary factor in performance volatility. The bar chart and table assume reinvestment of dividends and distributions. A Fund's past performance is not necessarily an indication of how the Fund will per-form in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund's performance would have been reduced. You may obtain a Fund's current yield by calling 1-800-621-2550.

                                                           FUND PERFORMANCE

Prime Obligations Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:
 Q2 '95  1.45%

 Worst Quarter:
 Q2 '93  0.71%



                                                  [GRAPH]

                                           1993      2.93%
                                           1994      4.02%
                                           1995      5.75%
                                           1996      5.14%
                                           1997      5.34%
                                           1998      5.29%
                                           1999      4.91%

 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31, 1999     1 YEAR 5 YEARS SINCE INCEPTION
 --------------------------------------------------------------------------
  ADMINISTRATION SHARES (Inception 11/9/92)  4.91%   5.29%       4.73%
 --------------------------------------------------------------------------

Money Market Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:
 Q2 '95  1.46%

 Worst Quarter:

 Q2 '99  1.14%



                                             [GRAPH]

                                       1995       5.80%
                                       1996       5.19%
                                       1997       5.37%
                                       1998       5.29%
                                       1999       4.29%

 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31, 1999     1 YEAR 5 YEARS SINCE INCEPTION
 --------------------------------------------------------------------------
  ADMINISTRATION SHARES (Inception 5/20/94)  4.92%   5.31%       5.24%
 --------------------------------------------------------------------------

                                                           FUND PERFORMANCE

Treasury Obligations Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:
 Q2 '95  1.44%

 Worst Quarter:
 Q1 '94  0.72%




                                             [GRAPH]

                                      1994        3.87%
                                      1995        5.69%
                                      1996        5.09%
                                      1997        5.24%
                                      1998        5.14%
                                      1999        4.62%

 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31, 1999     1 YEAR 5 YEARS SINCE INCEPTION
 --------------------------------------------------------------------------
  ADMINISTRATION SHARES (Inception 1/21/93)  4.62%   5.16%       4.66%
 --------------------------------------------------------------------------

Treasury Instruments Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:
 Q2 '98  1.22%

 Worst Quarter:

 Q1 '99  1.01%




                                             [GRAPH]
                                      1998        4.79%
                                      1999        4.34%

 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31, 1999    1 YEAR SINCE INCEPTION
 -----------------------------------------------------------------
  ADMINISTRATION SHARES (Inception 4/1/97)  4.34%       4.68%
 -----------------------------------------------------------------

                                                           FUND PERFORMANCE

Government Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:
 Q2 '95  1.45%

 Worst Quarter:
 Q1 '94  0.73%



                                             [GRAPH]

                                      1994        4.00%
                                      1995        5.74%
                                      1996        5.12%
                                      1997        5.28%
                                      1998        5.20%
                                      1999        4.77%

 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31, 1999    1 YEAR 5 YEARS SINCE INCEPTION
 -------------------------------------------------------------------------
  ADMINISTRATION SHARES (Inception 9/1/93)  4.77%   5.22%       4.90%
 -------------------------------------------------------------------------

Federal Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:
 Q3 '98  1.29%

 Worst Quarter:

 Q2 '99  1.11%



                                            [GRAPH]

                                     1998        5.15%
                                     1999        4.79%

 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31, 1999    1 YEAR SINCE INCEPTION
 -----------------------------------------------------------------
  ADMINISTRATION SHARES (Inception 4/1/97)  4.79%       5.05%
 -----------------------------------------------------------------

                                                           FUND PERFORMANCE

Tax-Free Money Market Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:
 Q2 '95  0.95%

 Worst Quarter:

 Q1 '99  0.62%



                                             [GRAPH]

                                      1995        3.63%
                                      1996        3.13%
                                      1997        3.28%
                                      1998        3.08%
                                      1999        2.88%

 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31, 1999    1 YEAR 5 YEARS SINCE INCEPTION
 -------------------------------------------------------------------------
  ADMINISTRATION SHARES (Inception 8/1/94)  2.88%   3.20%       3.20%
 -------------------------------------------------------------------------

Fund Fees and Expenses (Administration Shares)

This table describes the fees and expenses that you would pay if you buy and hold Administration Shares of a Fund.



                                                                PRIME    MONEY
                                                             OBLIGATIONS MARKET
                                                                FUND      FUND
-------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT):

Maximum Sales Charge (Load) Imposed on Purchases                None      None
Maximum Deferred Sales Charge (Load)                            None      None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends     None      None
Redemption Fees                                                 None      None
Exchange Fees                                                   None      None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):/1/

Management Fees/2/                                             0.205%    0.205%
Administration Fees/3/                                         0.250%    0.250%
Other Expenses/4/                                              0.025%    0.015%
-------------------------------------------------------------------------------
Total Fund Operating Expenses*                                 0.480%    0.470%
-------------------------------------------------------------------------------

See page 24 for all other footnotes.

* As a result of the current waivers and expense limita-tions, "Other Expenses" and "Total Fund Operating
  Expenses" of the Funds which are actually incurred are as set forth below. The waivers and expense limita-tions may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other
  Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                               PRIME    MONEY
                                                            OBLIGATIONS MARKET
                                                               FUND      FUND
 -----------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):/1/
  Management Fees/2/                                           0.17%    0.17%
  Administration Fees/3/                                       0.25%    0.25%
  Other Expenses/4/                                            0.01%    0.01%
 -----------------------------------------------------------------------------
  Total Fund Operating Expenses (after current waivers and
   expense limitations)                                        0.43%    0.43%
 -----------------------------------------------------------------------------

                                                         FUNDS FEES AND EXPENSES



                                                                                      TAX-FREE
  TREASURY          TREASURY                                                           MONEY
 OBLIGATIONS       INSTRUMENTS             GOVERNMENT             FEDERAL              MARKET
    FUND              FUND                    FUND                 FUND                 FUND
----------------------------------------------------------------------------------------------
    None              None                    None                 None                 None
    None              None                    None                 None                 None
    None              None                    None                 None                 None
    None              None                    None                 None                 None
    None              None                    None                 None                 None

   0.205%            0.205%                  0.205%               0.205%               0.205%
   0.250%            0.250%                  0.250%               0.250%               0.250%
   0.025%            0.035%                  0.015%               0.025%               0.015%
----------------------------------------------------------------------------------------------
   0.480%            0.490%                  0.470%               0.480%               0.470%
----------------------------------------------------------------------------------------------



                                                                                      TAX-FREE
  TREASURY          TREASURY                                                           MONEY
 OBLIGATIONS       INSTRUMENTS             GOVERNMENT             FEDERAL              MARKET
    FUND              FUND                    FUND                 FUND                 FUND
 ---------------------------------------------------------------------------------------------
    0.17%             0.17%                  0.17%                 0.19%               0.17%
    0.25%             0.25%                  0.25%                 0.25%               0.25%
    0.01%             0.01%                  0.01%                 0.01%               0.01%
 ---------------------------------------------------------------------------------------------
    0.43%             0.43%                  0.43%                 0.45%               0.43%
 ---------------------------------------------------------------------------------------------

Fund Fees and Expenses continued

/1/The Funds' annual operating expenses are based on actual expenses.

/2/The Investment Adviser has voluntarily agreed not to impose a portion of the management fee on the Federal Fund equal to 0.015% of the Federal Funds' aver-age daily net assets and equal to 0.035% of all other Funds' average daily net assets. AS A RESULT OF FEE WAIVERS, THE CURRENT MANAGEMENT FEES OF THE FEDERAL FUND AND ALL OTHER FUNDS IS 0.19% AND 0.17%, RESPECTIVELY, OF SUCH FUND'S AVER-AGE DAILY NET ASSETS. THE WAIVERS MAY BE TERMINATED AT ANY TIME AT THE OPTION OF THE INVESTMENT ADVISER.
/3/Service Organizations may charge other fees directly to their customers who are beneficial owners of Administration Shares in connection with their custom-ers' accounts. Such fees may affect the return customers realize with respect to their investments.
/4/The Investment Adviser has voluntarily agreed to reduce or limit "Other Expenses" of each Fund (excluding management fees, administration fees, taxes, interest, brokerage fees and litigation, indemnification and other extraordi-nary expenses) to 0.01% of each Fund's average daily net assets.

                                                          FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Adminis-tration Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


FUND                   1 YEAR 3 YEARS 5 YEARS 10 YEARS
------------------------------------------------------
PRIME OBLIGATIONS       $49    $154    $269     $604
------------------------------------------------------
MONEY MARKET            $48    $151    $263     $591
------------------------------------------------------
TREASURY OBLIGATIONS    $49    $154    $269     $604
------------------------------------------------------
TREASURY INSTRUMENTS    $50    $157    $274     $616
------------------------------------------------------
GOVERNMENT              $48    $151    $263     $591
------------------------------------------------------
FEDERAL                 $49    $154    $269     $604
------------------------------------------------------
TAX-FREE MONEY MARKET   $48    $151    $263     $591
------------------------------------------------------

Service Organizations that invest in Administration Shares on behalf of their customers may charge other fees directly to their customer accounts in connec-tion with their investments. You should contact your Service Organization for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain Service Organizations that invest in Administration Shares may receive other compensation in connection with the sale and distribution of Administra-tion Shares or for services to their customers' accounts and/or the Funds. For additional information regarding such compensation, see "Shareholder Guide" in the Prospectus and "Other Information" in the Additional Statement.

Service Providers

 INVESTMENT ADVISER

 As of September 1, 1999, the Investment Management Division ("IMD") was established as a new operating division of Goldman Sachs. This newly created entity includes GSAM. GSAM, 32 Old Slip, New York, New York 10005, acts as Investment Adviser to the Funds. Goldman Sachs registered as an investment adviser in 1981. The Goldman Sachs Group, L.P., which controlled the Invest-ment Adviser, merged into The Goldman Sachs Group, Inc. as a result of an initial public offering. As of December 31, 1999, GSAM, along with other units of IMD, had assets under management of $258.5 billion.

 The Investment Adviser provides day-to-day advice regarding the Funds' port-folio transactions. The Investment Adviser also performs the following serv-ices for the Funds:
 .Continually manages each Fund, including the purchase, retention and dispo-
  sition of securities and other assets
 .Administers each Fund's business affairs
 .Performs various recordholder servicing functions (to the extent not pro-vided by other organizations)

 Pursuant to an SEC order, each Taxable and Tax-Advantaged Fund may enter into principal transactions in certain taxable money market instruments, including repurchase agreements, with Goldman Sachs.

                                                          SERVICE PROVIDERS


 MANAGEMENT FEES

 As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund's average daily net assets):

                                          ACTUAL RATE FOR THE
                                          FISCAL YEAR ENDED
  FUND                   CONTRACTUAL RATE DECEMBER 31, 1999
 ------------------------------------------------------------
  Prime Obligations           0.205%             0.17%
 ------------------------------------------------------------
  Money Market                0.205%             0.17%
 ------------------------------------------------------------
  Treasury Obligations        0.205%             0.17%
 ------------------------------------------------------------
  Treasury Instruments        0.205%             0.17%
 ------------------------------------------------------------
  Government                  0.205%             0.17%
 ------------------------------------------------------------
  Federal                     0.205%             0.17%
 ------------------------------------------------------------
  Tax-Free Money Market       0.205%             0.17%
 ------------------------------------------------------------

 The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

 DISTRIBUTOR AND TRANSFER AGENT


 Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Funds' transfer agent (the "Transfer Agent") and, as such, performs various shareholder servicing functions.

 From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

 YEAR 2000

 Goldman Sachs spent a total of approximately $185 million over the past sev-eral years to address the potential hardware, software and other computer and technology issues and related concerns associated with the transition to Year 2000 and to confirm that its service providers did the same. As a result of those efforts, Goldman Sachs has not experienced any material dis-ruptions in its operations in connection with, or following, the transition to the Year 2000.

Dividends

Dividends will be distributed monthly. You may choose to have dividends paid in:
 .Cash
 .Additional shares of the same class of the same Fund

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the applicable Fund.

All or substantially all of each Fund's net investment income will be declared as a dividend daily. Dividends will normally, but not always, be declared as of the following times:


                       DIVIDEND DECLARATION TIME
FUND                        (NEW YORK TIME)
------------------------------------------------
Prime Obligations              5:00 p.m.
------------------------------------------------
Money Market                   4:00 p.m.
------------------------------------------------
Treasury Obligations           5:00 p.m.
------------------------------------------------
Treasury Instruments           4:00 p.m.
------------------------------------------------
Government                     5:00 p.m.
------------------------------------------------
Federal                        4:00 p.m.
------------------------------------------------
Tax-Free Money Market          4:00 p.m.
------------------------------------------------

Dividends will be reinvested as of the last calendar day of each month. Cash distributions normally will be paid on or about the first business day of each month. Net short-term capital gains, if any, will be distributed in accordance with federal income tax requirements and may be reflected in a Fund's daily distributions.

Each Fund may distribute at least annually other realized capital gains, if any, after reduction by available capital losses. In order to avoid excessive fluctuations in the amount of monthly capital gains distributions, a portion of any net capital gains realized on the disposition of securities during the months of November and December may be distributed during the subsequent calen-dar year. Although realized gains and losses on the assets of a Fund are reflected in the NAV of the Fund, they are not expected to be of an amount which would affect the Fund's NAV of $1.00 per share.

The income declared as a dividend for the Prime Obligations, Treasury Obliga-tions and Government Funds is based on estimates of net investment income for each Fund. Actual income may differ from estimates, and differences, if any, will be included in the calculation of subsequent dividends.

Shareholder Guide

 The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds' Administration Shares.

 HOW TO BUY SHARES

 How Can I Purchase Administration Shares Of The Funds?
 Generally, Administration Shares may be purchased only through institutions that have agreed to provide account administration and maintenance services to their customers who are the beneficial owners of Administration Shares. These institutions are called "Service Organizations." Customers of a Serv-ice Organization will normally give their purchase instructions to the Serv-ice Organization, and the Service Organization will, in turn, place purchase orders with Goldman Sachs. Service Organizations will set times by which purchase orders and payments must be received by them from their customers. Generally, Administration Shares may be purchased from the Funds on any business day at their NAV next determined after receipt of an order by Goldman Sachs from a Service Organization. Shares begin earning dividends after the Fund's receipt of the purchase amount in federal funds. No sales load is charged.

 Service Organizations are responsible for transmitting purchase orders and payments to Goldman Sachs in a timely fashion. Service Organizations should place a purchase order in writing or by telephone.

 --------------------------------------------------------
  BY WRITING:      Goldman Sachs Funds
                   4900 Sears Tower - 60th Floor
                   Chicago, IL 60606-6372
 --------------------------------------------------------
  BY TELEPHONE:    1-800-621-2550
                   (8:00 a.m. to 4:00 p.m. New York time)
 --------------------------------------------------------

 Before or immediately after placing an initial purchase order, a Service Organization should complete and send to Goldman Sachs the Account Applica-tion.

 In certain instances, the Trust may require a signature guarantee in order to effect purchase, redemption or exchange transactions. Signature guaran-tees must be obtained from a bank, brokerage firm or other financial inter-mediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a signa-ture guarantee.

 Service Organizations may send their payments as follows:
 .Wire federal funds to The Northern Trust Company ("Northern"), as sub-custodian for State Street Bank and Trust Company ("State Street") (each Fund's custodian); OR

 .Send a check or Federal Reserve draft payable to Goldman Sachs Funds -
  (Name of Fund and Class of Shares), 4900 Sears Tower-60th Floor, Chicago, IL 60606-6372. The Funds will not accept a check drawn on a foreign bank or a third-party check.

 IT IS STRONGLY RECOMMENDED THAT PAYMENT BE EFFECTED BY WIRING FEDERAL FUNDS TO NORTHERN.

 It is expected that Federal Reserve drafts will ordinarily be converted to federal funds on the day of receipt and that checks will be converted to federal funds within two business days after receipt.

 When Do Shares Begin Earning Dividends?
 Dividends begin to accrue as follows:


  IF AN EFFECTIVE ORDER AND FEDERAL FUNDS ARE RECEIVED:   DIVIDENDS BEGIN:
 --------------------------------------------------------------------------
  MONEY MARKET, TREASURY INSTRUMENTS AND FEDERAL FUNDS:
   .By 3:00 p.m. New York time                            Same business day
   .After 3:00 p.m. New York time                         Next business day
 --------------------------------------------------------------------------
  PRIME OBLIGATIONS, TREASURY OBLIGATIONS AND GOVERNMENT
   FUNDS:
   .By 5:00 p.m. New York time                            Same business day
   .After 5:00 p.m. New York time                         Next business day
 --------------------------------------------------------------------------
  TAX-FREE MONEY MARKET FUND:
   .By 2:00 p.m. New York time                            Same business day
   .After 2:00 p.m. New York time                         Next business day
 --------------------------------------------------------------------------

 What Do I Need To Know About Service Organizations?
 Service Organizations may provide the following services in connection with their customers' investments in Administration Shares:
 .Acting, directly or through an agent, as the sole shareholder of record .Maintaining account records for customers
 .Processing orders to purchase, redeem or exchange shares for customers

 In addition, some (but not all) Service Organizations are authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other interme-diaries to accept such orders, if approved by the Trust. In these cases:
 .A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a business day, and the order will be priced at the Fund's NAV next deter-mined after such acceptance.

                                                               SHAREHOLDER GUIDE

 .Service Organizations or intermediaries will be responsible for transmit-ting accepted orders and payments to the Trust within the time period agreed upon by them.

 You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

 Pursuant to an administration plan adopted by the Trust's Board of Trustees, Service Organizations are entitled to receive payment for their services from the Trust of up to 0.25% (on an annualized basis) of the average daily net assets of the Administration Shares of the Funds, which are attributable to or held in the name of the Service Organization for its customers.

 The Investment Adviser, Distributor and/or their affiliates may pay addi-tional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Service Organizations and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds.

 In addition to Administration Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), and are entitled to different serv-ices than Administration Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

 What Is My Minimum Investment In The Funds?


 ----------------------------------------------------
  Minimum initial investment      $10 million (may be
                                  allocated among the
                                  Funds)
 ----------------------------------------------------
  Minimum account balance         $10 million
 ----------------------------------------------------
  Minimum subsequent investments  None
 ----------------------------------------------------

 A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Administration Shares and may establish other requirements such as a minimum account balance. A Service Organization may redeem Administration Shares held by non-complying accounts, and may impose a charge for any special services.

 What Else Should I Know About Share Purchases?
 The Trust reserves the right to:
 .Modify or waive the minimum investment and minimum account balance require-
  ment.
 .Reject any purchase order for any reason.

 The Funds may allow Service Organizations to purchase shares with securities instead of cash if consistent with a Fund's investment policies and opera-tions and if approved by the Fund's Investment Adviser.

 How Are Shares Priced?
 The price you pay or receive when you buy, sell or exchange Administration Shares is determined by a Fund's NAV. The Funds calculate NAV as follows:

                 (Value of Assets of the Class)
                  - (Liabilities of the Class)
     NAV =
                -------------------------------
                 Number of Outstanding Shares of the Class



  FUND                                           NAV CALCULATED
 ------------------------------------------------------------------------------
  MONEY MARKET, TREASURY          As of the close of regular trading of the New
   INSTRUMENTS, FEDERAL AND TAX-  York Stock Exchange (normally 4:00 p.m.
   FREE MONEY MARKET              New York time) on each business day
 ------------------------------------------------------------------------------
  PRIME OBLIGATIONS, TREASURY     As of 5:00 p.m. New York time on each
   OBLIGATIONS AND GOVERNMENT     business day
 ------------------------------------------------------------------------------

 .NAV per share of each class is calculated by State Street on each business day. Fund shares will be priced on any day the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for local holidays.
 .On any business day when the Bond Market Association ("BMA") recommends that the securities markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund's closing time and credit will be given to the next business day.
 .The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as permit-ted by the SEC.

 To help each Fund maintain its $1.00 constant share price, portfolio securi-ties are valued at amortized cost in accordance with SEC regulations. Amor-tized cost will

                                                               SHAREHOLDER GUIDE

 normally approximate market value. There can be no assurance that a Fund will be able at all times to maintain a NAV of $1.00 per share.

 HOW TO SELL SHARES


 How Can I Sell Administration Shares Of The Funds?
 Generally, Administration Shares may be sold (redeemed) only through Service Organizations. Customers of a Service Organization will normally give their redemption instructions to the Service Organization, and the Service Organi-zation will, in turn, place redemption orders with the Funds. GENERALLY, EACH FUND WILL REDEEM ITS ADMINISTRATION SHARES UPON REQUEST ON ANY BUSINESS DAY AT THEIR NAV NEXT DETERMINED AFTER RECEIPT OF SUCH REQUEST IN PROPER FORM. A Service Organization may request redemptions in writing or by tele-phone if the optional telephone redemption privilege is elected on the Account Application.

 --------------------------------------------------------------
  BY WRITING:      Goldman Sachs Funds
                   4900 Sears Tower - 60th Floor
                   Chicago, IL 60606-6372
 --------------------------------------------------------------
  BY TELEPHONE:    If you have elected the telephone redemption
                   privilege on your Account Application:
                   .1-800-621-2550
                    (8:00 a.m. to 4:00 p.m. New York time)
 --------------------------------------------------------------

 Certain Service Organizations are authorized to accept redemption requests on behalf of the Funds as described under "What Do I Need To Know About Service Organizations?" A redemption may also be made with respect to cer-tain Funds by means of the check redemption privilege described in the Addi-tional Statement.

 What Do I Need To Know About Telephone Redemption Requests?

 The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized tele-phone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:
 .All telephone requests are recorded.
 .Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
 .The telephone redemption option may be modified or terminated at any time.

 NOTE: IT MAY BE DIFFICULT TO MAKE TELEPHONE REDEMPTIONS IN TIMES OF DRASTIC ECONOMIC OR MARKET CONDITIONS.

 When Will Redemption Proceeds Be Wired?
 Redemption proceeds will normally be wired to the bank account designated on a Service Organization's Account Application as follows:


  REDEMPTION REQUEST RECEIVED         REDEMPTION PROCEEDS     DIVIDENDS
 --------------------------------------------------------------------------------------
  MONEY MARKET, TREASURY INSTRUMENTS
   AND FEDERAL FUNDS:
 --------------------------------------------------------------------------------------
   .By 3:00 p.m. New York time        Wired same business day Not earned on day
                                                              request is received
   .After 3:00 p.m. New York time     Wired next business day Earned on day request
                                                              is received
 --------------------------------------------------------------------------------------
  PRIME OBLIGATIONS, TREASURY OBLIGATIONS
   AND GOVERNMENT FUNDS:
 --------------------------------------------------------------------------------------
   .By 5:00 p.m. New York time        Wired same business day Not earned on day
                                                              request is received
   .After 5:00 p.m. New York time     Wired next business day Earned on day request
                                                              is received
 --------------------------------------------------------------------------------------
  TAX-FREE MONEY MARKET FUND:
 --------------------------------------------------------------------------------------
   .By 1:00 p.m. New York time        Wired same business day Not earned on day
                                                              request is received
   .After 1:00 p.m. New York time     Wired next business day Earned on day request
                                                              is received
 --------------------------------------------------------------------------------------

 .Although redemption proceeds will normally be wired as described above, each Fund reserves the right to pay redemption proceeds up to three busi-ness days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.

 .Neither the Trust, Goldman Sachs nor any other institution assumes any responsibility for the performance of intermediaries or your Service Organ-ization in the transfer process. If a problem with such performance arises, you should deal directly with such intermediaries or Service Organizations.

                                                               SHAREHOLDER GUIDE


 What Else Do I Need To Know About Redemptions?
 The following generally applies to redemption requests:
 .Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
 .Service Organizations are responsible for the timely transmittal of redemp-tion requests by their customers to the Transfer Agent. In order to facili-tate the timely transmittal of redemption requests, Service Organizations may set times by which they must receive redemption requests. Service Orga-nizations may also require additional documentation from you.

 The Trust reserves the right to:

 .Redeem the Administration Shares of any Service Organization whose account balance falls below the minimum as a result of a redemption. The Fund will give 60 days' prior written notice to allow a Service Organization to pur-chase sufficient additional shares of the Fund in order to avoid such redemption. Different rules may apply to investors who have established brokerage accounts with Goldman Sachs in accordance with the terms and con-ditions of their account agreements.
 .Redeem shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.

 .Pay redemptions by a distribution in-kind of securities (instead of cash).
  If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

 .Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to the Fund as undeliverable or remain uncashed for six months. In addition, that distribution and all future distributions payable to you will be reinvested at NAV in additional Fund shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

 Can I Exchange My Investment From One Fund To Another?

 A Service Organization may exchange Administration Shares of a Fund at NAV for shares of the corresponding class of any other Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days' written notice.

  INSTRUCTIONS FOR EXCHANGING SHARES:
 ---------------------------------------------------------------
  BY WRITING:      .Write a letter of instruction that includes:
                   .The recordholder name(s) and signature(s)
                   .The account number
                   .The Fund names and Class of Shares
                   .The dollar amount to be exchanged
                   .Mail the request to:
                    Goldman Sachs Funds
                    4900 Sears Tower - 60th Floor
                    Chicago, IL 60606-6372
 ---------------------------------------------------------------
  BY TELEPHONE:    If you have elected the telephone exchange
                   privilege on your Account Application:
                   .1-800-621-2550
                    (8:00 a.m. to 4:00 p.m. New York time)
 ---------------------------------------------------------------

 You should keep in mind the following factors when making or considering an exchange:
 .You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
 .All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund, except that this requirement may be waived at the discretion of the Trust.
 .Telephone exchanges normally will be made only to an identically registered account.
 .Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
 .Exchanges are available only in states where exchanges may be legally made. .It may be difficult to make telephone exchanges in times of drastic eco-
  nomic or market conditions.
 .Goldman Sachs may use reasonable procedures described under "What Do I Need
  To Know About Telephone Redemption Requests?" in an effort to prevent unau-thorized or fraudulent telephone exchange requests.

 For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should con-sult your tax adviser concerning the tax consequences of an exchange.

                                                               SHAREHOLDER GUIDE


 What Types Of Reports Will I Be Sent Regarding Investments In Administration Shares?

 Service Organizations will receive from the Funds annual reports containing audited financial statements and semi-annual reports. Upon request, Service Organizations will also be provided with a printed confirmation for each transaction. Any dividends and distributions paid by the Funds are also reflected in regular statements issued by the Funds to Service Organiza-tions. Service Organizations are responsible for providing these or other reports to their customers who are the beneficial owners of Administration Shares in accordance with the rules that apply to their accounts with the Service Organizations.

Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should con-sult your tax adviser about the federal, state, local or foreign tax conse-quences of your investment in the Funds.

Unless your investment is an IRA or other tax-advantaged accounts, you should consider the possible tax consequences of Fund distributions.

TAXES ON DISTRIBUTIONS: Except for the Tax-Free Money Market Fund, distribu-tions of investment income are taxable as ordinary income for federal tax pur-poses, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. To the extent that Fund distributions are attributable to interest on federal obligations or interest on obligations of your state of residence or its municipalities or authorities, they will in most cases be exempt from state and local income taxes. Distributions from the Tax-Free Money Market Fund that are designated as "exempt interest dividends" are generally not subject to fed-eral income tax. Distributions of short-term capital gains are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. The Funds will inform shareholders of the character and tax status of all distributions promptly after the close of each calendar year.

You should note that a portion of the exempt-interest dividends paid by the Tax-Free Money Market Fund may be a preference item when determining your fed-eral alternative minimum tax liability. Exempt-interest dividends are also taken into account in determining the taxable portion of social security or railroad retirement benefits. Any interest on indebtedness incurred by you to purchase or carry shares in the Tax-Free Money Market Fund generally will not be deductible for federal income tax purposes.

OTHER INFORMATION: When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Fund must withhold 31% of your taxable distributions and any redemption pro-ceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so. Non-U.S. investors may be subject to U.S. withholding and estate tax.

Appendix A
Additional Information on Portfolio
Risks, Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental policies and investment restrictions that cannot be changed without shareholder approval. You should note, however, that all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objective, you should consider whether that Fund remains an appropriate invest-ment in light of your then current financial position and needs.

U.S. TREASURY OBLIGATIONS AND U.S. GOVERNMENT SECURITIES. U.S. Treasury Obligations include securities issued or issued or guaranteed by the U.S. Treasury ("U.S. Treasury Obligations"). Payment of principal and interest on these obligations is backed by the full faith and credit of the U.S. government. U.S. Treasury Obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS").

U.S. Government Securities are obligations issued or guaranteed by U.S. govern-ment agencies, authorities, instrumentalities or sponsored enterprises ("U.S. Government Securities"). Unlike U.S. Treasury Obligations, U.S. Government Securities can be supported by either (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("Ginnie Mae"));
(b) the right of the issuer to borrow from the U.S. Treasury (such as securi-ties of the Student Loan Marketing Association); (c) the discretionary author-ity of the U.S. government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")); or (d) only the credit of the issu-er.

U.S. Government Securities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid. U.S. Government Securities also include zero coupon bonds.

Some Funds invest in U.S. Treasury Obligations and certain U.S. Government Securities the interest from which is generally exempt from state income taxa-tion. Securities generally eligible for this exemption include those issued by the U.S. Treasury and certain agencies, authorities or instrumentalities of the U.S. government, including the Federal Home Loan Banks, Federal Farm Credit Banks, Tennessee Valley Authority and Student Loan Marketing Association.

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authori-ties, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

BANK OBLIGATIONS. Bank obligations include certificates of deposit, commercial paper, unsecured bank promissory notes, bankers' acceptances, time deposits and other debt obligations. Certain Funds may invest in obligations issued or backed by U.S. banks when a bank has more than $1 billion in total assets at the time of purchase or is a branch or subsidiary of such a bank. In addition, certain Funds may invest in U.S. dollar-denominated obligations issued or guaranteed by foreign banks that have more than $1 billion in total assets at the time of purchase, U.S. branches of such foreign banks (Yankee obligations), foreign branches of such foreign banks and foreign branches of U.S. banks having more than $1 billion in total assets at the time of purchase. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation.

If a Fund invests more than 25% of its total assets in bank obligations (whether foreign or domestic), it may be especially affected by favorable and adverse developments in or related to the banking industry. The activities of U.S. and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of opera-tions and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate mar-kets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

COMMERCIAL PAPER. A Fund may invest in commercial paper, including variable amount master demand notes and asset-backed commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or

                                                                 APPENDIX A

bank holding companies, corporations, finance companies and other issuers. The commercial paper purchased by a Fund consists of direct U.S. dollar-denominated obligations of domestic or, in the case of certain Funds, foreign issuers.

SHORT-TERM OBLIGATIONS. A Fund may invest in other short-term obligations, including short-term funding agreements payable in U.S. dollars and issued or guaranteed by U.S. corporations, foreign corporations or other entities. A funding agreement is a contract between an issuer and a purchaser that obli-gates the issuer to pay a guaranteed rate of interest on a principal sum depos-ited by the purchaser. Funding agreements will also guarantee a stream of pay-ments over time. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaran-teed for a set time period. Because there is normally no secondary market for these investments, funding agreements purchased by a Fund may be regarded as illiquid.

REPURCHASE AGREEMENTS. Certain Funds may enter into repurchase agreements with primary dealers in U.S. Government Securities and banks affiliated with primary dealers. Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price.

If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer addi-tional losses if a court determines that the Fund's interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Distribu-tions of the income from repurchase agreements will be taxable to a Fund's shareholders. In addition, certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

ASSET-BACKED AND RECEIVABLES-BACKED SECURITIES. Certain Funds may invest in asset-backed and receivables-backed securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed and receivables-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed and receivables-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. In addition, securities that are backed by credit card, automobile and similar types of receivables generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

FOREIGN GOVERNMENT OBLIGATIONS AND RELATED FOREIGN RISKS. Certain Funds may invest in foreign government obligations. Foreign government obligations are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs.

Investments by a Fund in foreign securities, whether issued by a foreign gov-ernment, bank, corporation or other issuer, may present a greater degree of risk than investments in securities of domestic issuers because of less public-ly-available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

MUNICIPAL OBLIGATIONS. Certain Funds may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia. Municipal obligations in which a Fund may invest consist of fixed rate notes and similar debt instruments; variable and floating rate demand instruments; tax-exempt commercial paper; municipal bonds; and unrated notes, paper, bonds or other instruments.

MUNICIPAL NOTES AND BONDS. Municipal notes include tax anticipation notes ("TANs"), revenue anticipation notes ("RANs"), bond anticipation notes ("BANs"), tax and revenue anticipation notes ("TRANs") and construction loan notes. Municipal bonds include general obligation bonds and revenue bonds. Gen-eral obligation bonds are backed by the taxing power of the issuing municipal-ity and are considered the safest type of municipal obligation. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. Revenue bonds also include lease rental revenue bonds which are issued by a state or local authority for capital projects and are secured by annual lease payments from the state or local-

                                                                 APPENDIX A

ity sufficient to cover debt service on the authority's obligations. Industrial development bonds ("private activity bonds") are a specific type of revenue bond backed by the credit and security of a private user and, therefore, have more potential risk. Municipal bonds may be issued in a variety of forms, including commercial paper, tender option bonds and variable and floating rate securities.

TENDER OPTION BONDS. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept ten-dered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund's average portfolio maturity. There is a risk that a Fund will not be con-sidered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, a payment default or a disqualifica-tion from tax-exempt status.

REVENUE ANTICIPATION WARRANTS. Revenue Anticipation Warrants ("RAWs") are issued in anticipation of the issuer's receipt of revenues and present the risk that such revenues will be insufficient to satisfy the issuer's payment obliga-tions. The entire amount of principal and interest on RAWs is due at maturity. RAWs, including those with a maturity of more than 397 days, may also be repackaged as instruments which include a demand feature that permits the holder to sell the RAWs to a bank or other financial institution at a purchase price equal to par plus accrued interest on each interest rate reset date.

INDUSTRIAL DEVELOPMENT BONDS. Certain Funds may invest in industrial develop-ment bonds (private activity bonds). Industrial development bonds are a spe-cific type of revenue bond backed by the credit and security of a private user, the interest from which would be an item of tax preference when distributed by a Fund as "exempt-interest dividends" to shareholders under the AMT.

OTHER MUNICIPAL OBLIGATION POLICIES. Certain Funds may invest 25% or more of the value of their respective total assets in municipal obligations which are related in such a way that an economic, business or political development or change affecting one municipal obligation would also affect the other municipal obligation. For example, a Fund may invest all of its assets in (a) municipal obligations the interest of which is paid solely from revenues from similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities; (b) municipal obligations whose issuers are in the same state; or (c) industrial development obligations. Concentration of a Fund's investments in these municipal obligations will subject the Fund, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration.

Municipal obligations may be backed by letters of credit or other forms of credit enhancement issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States or by other financial insti-tutions. The credit quality of these banks and financial institutions could, therefore, cause a loss to a Fund that invests in municipal obligations. Let-ters of credit and other obligations of foreign banks and financial institu-tions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regu-lation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and are gener-ally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks. In addition, the Funds may acquire securities in the form of custodial receipts which evidence ownership of future interest pay-ments, principal payments or both on obligations of certain state and local governments and authorities.

In order to enhance the liquidity, stability or quality of a municipal obliga-tion, a Fund may acquire the right to sell the obligation to another party at a guaranteed price and date.

CUSTODIAL RECEIPTS. Certain Funds may also acquire U.S. Government Securities in the form of custodial receipts. Custodial receipts evidence ownership of future interest payments, principal payments or both on notes or bonds issued or guaranteed as to principal or interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities. For certain securi-ties law purposes, custodial receipts are not considered obligations of the U.S. government.

OTHER INVESTMENT COMPANIES. A Fund may invest in securities of other investment companies subject to statutory limitations prescribed by the Act. These limita-tions include a prohibition on any Fund acquiring more than 3% of the voting shares of

                                                                 APPENDIX A

any other investment company, and a prohibition on investing more than 5% of a Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other investment compa-nies will have investment objectives, policies and restrictions substantially similar to those of the acquiring Fund and will be subject to substantially the same risks.

FLOATING AND VARIABLE RATE OBLIGATIONS. The Funds may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. Subject to the conditions for using amortized cost valuation under the Act, a Fund may consider the maturity of a variable or floating rate obli-gation to be shorter than its ultimate stated maturity if the obligation is a U.S. Treasury Obligation or U.S. Government Security, if the obligation has a remaining maturity of 397 calendar days or less, or if the obligation has a demand feature that permits the Fund to receive payment at any time or at spec-ified intervals not exceeding 397 calendar days. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable, both of which may be issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States. A Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. The Funds may purchase when-issued securities and enter into forward commitments. When-issued securities are securities that have been authorized, but not yet issued. When-issued secu-rities are purchased in order to secure what is considered to be an advanta-geous price and yield to a Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell secu-rities for a fixed price at a future date beyond the customary settlement peri-od.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

ILLIQUID SECURITIES. Each Fund may invest up to 10% of its net assets in illiq-uid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:
 .Both domestic and foreign securities that are not readily marketable
 .Certain municipal leases and participation interests
 .Certain stripped mortgage-backed securities
 .Repurchase agreements and time deposits with a notice or demand period of more than seven days
 .Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called "4(2) commercial paper" or is oth-erwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

Investing in restricted securities may decrease the liquidity of a Fund's port-folio.

BORROWINGS. Each Fund may borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its net assets. For more information, see the Addi-tional Statement.

DOWNGRADED SECURITIES. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

                      [This page intentionally left blank]

Appendix B
Financial Highlights

 The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects finan-cial results for a single Fund share. The total returns in the table repre-sent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The Pre-mium Money Market Fund terminated as of March 31, 2000. This information has been audited by Arthur Andersen LLP, whose report, along with a Fund's financial statements, is included in the Fund's annual report (available upon request without charge).

 PRIME OBLIGATIONS FUND


                                             NET ASSET
                                             VALUE AT     NET     DISTRIBUTIONS
                                             BEGINNING INVESTMENT      TO
                                             OF PERIOD  INCOME/a/  SHAREHOLDERS
-------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
1999-FST shares                                $1.00     $0.05       $(0.05)
1999-FST Preferred shares                       1.00      0.05        (0.05)
1999-FST Administration shares                  1.00      0.05        (0.05)
1999-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1998-FST shares                                 1.00      0.05        (0.05)
1998-FST Preferred shares                       1.00      0.05        (0.05)
1998-FST Administration shares                  1.00      0.05        (0.05)
1998-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1997-FST shares                                 1.00      0.05        (0.05)
1997-FST Preferred shares                       1.00      0.05        (0.05)
1997-FST Administration shares                  1.00      0.05        (0.05)
1997-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1996-FST shares                                 1.00      0.05        (0.05)
1996-FST Preferred Shares (commenced May 1)     1.00      0.03        (0.03)
1996-FST Administration shares                  1.00      0.05        (0.05)
1996-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1995-FST shares                                 1.00      0.06        (0.06)
1995-FST Administration shares                  1.00      0.06        (0.06)
1995-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

c Annualized.

                                                                      APPENDIX B





                                                             RATIOS ASSUMING NO
                                                           WAIVER OF FEES AND NO
                                                            EXPENSE LIMITATIONS
                                                          ------------------------
                        NET                  RATIO OF NET             RATIO OF NET
NET ASSET            ASSETS AT  RATIO OF NET  INVESTMENT   RATIO OF    INVESTMENT
VALUE AT                END     EXPENSES TO   INCOME TO   EXPENSES TO  INCOME TO
   END      TOTAL    OF PERIOD  AVERAGE NET  AVERAGE NET  AVERAGE NET AVERAGE NET
OF PERIOD  RETURN/B/ (IN 000'S)    ASSETS       ASSETS      ASSETS       ASSETS
----------------------------------------------------------------------------------
  $1.00     5.18%    $8,062,549     0.18%        5.09%       0.23%        5.04%
   1.00     5.07        219,711     0.28         4.87        0.33         4.82
   1.00     4.91      1,051,831     0.43         4.88        0.48         4.83
   1.00     4.65        690,741     0.68         4.60        0.73         4.55
----------------------------------------------------------------------------------
   1.00     5.55      5,831,773     0.18         5.39        0.24         5.33
   1.00     5.45        132,558     0.28         5.26        0.34         5.20
   1.00     5.29        331,196     0.43         5.14        0.49         5.08
   1.00     5.03        336,205     0.68         4.89        0.74         4.83
----------------------------------------------------------------------------------
   1.00     5.60      3,867,739     0.18         5.46        0.23         5.41
   1.00     5.50        152,767     0.28         5.38        0.33         5.33
   1.00     5.34        241,607     0.43         5.22        0.48         5.17
   1.00     5.08        176,133     0.68         4.97        0.73         4.92
----------------------------------------------------------------------------------
   1.00     5.41      3,901,797     0.18         5.29        0.23         5.24
   1.00     5.28c       127,126     0.28c        5.19c       0.33c        5.14c
   1.00     5.14        215,898     0.43         5.06        0.48         5.01
   1.00     4.88        115,114     0.68         4.78        0.73         4.73
----------------------------------------------------------------------------------
   1.00     6.02      3,295,791     0.18         5.86        0.22         5.82
   1.00     5.75        147,894     0.43         5.59        0.47         5.55
   1.00     5.49         65,278     0.68         5.33        0.72         5.29
----------------------------------------------------------------------------------

 MONEY MARKET FUND



                                        NET ASSET
                                        VALUE AT     NET     DISTRIBUTIONS
                                        BEGINNING INVESTMENT      TO
                                        OF PERIOD  INCOME/a/ SHAREHOLDERS
--------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
1999 - FST shares                         $1.00     $0.05       $(0.05)
1999 - FST Preferred shares                1.00      0.05        (0.05)
1999 - FST Administration shares           1.00      0.05        (0.05)
1999 - FST Service shares                  1.00      0.05        (0.05)
--------------------------------------------------------------------------
1998 - FST shares                          1.00      0.05        (0.05)
1998 - FST Preferred shares                1.00      0.05        (0.05)
1998 - FST Administration shares           1.00      0.05        (0.05)
1998 - FST Service shares                  1.00      0.05        (0.05)
--------------------------------------------------------------------------
1997 - FST shares                          1.00      0.06        (0.06)
1997 - FST Preferred shares                1.00      0.05        (0.05)
1997 - FST Administration shares           1.00      0.05        (0.05)
1997 - FST Service shares                  1.00      0.05        (0.05)
--------------------------------------------------------------------------
1996 - FST shares                          1.00      0.05        (0.05)
1996 - FST Preferred shares (commenced
 May 1)                                    1.00      0.03        (0.03)
1996 - FST Administration shares           1.00      0.05        (0.05)
1996 - FST Service shares                  1.00      0.05        (0.05)
--------------------------------------------------------------------------
1995 - FST shares                          1.00      0.06        (0.06)
1995 - FST Administration shares           1.00      0.06        (0.06)
1995 - FST Service shares (commenced
 July 14)                                  1.00      0.02        (0.02)
--------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

c Annualized.

                                                                      APPENDIX B




                                                              RATIOS ASSUMING NO
                                                            WAIVER OF FEES AND NO
                                                             EXPENSE LIMITATIONS
                                                           ------------------------
                         NET                  RATIO OF NET             RATIO OF NET
NET ASSET             ASSETS AT  RATIO OF NET  INVESTMENT   RATIO OF    INVESTMENT
VALUE AT                 END     EXPENSES TO   INCOME TO   EXPENSES TO  INCOME TO
   END     TOTAL      OF PERIOD  AVERAGE NET  AVERAGE NET  AVERAGE NET AVERAGE NET
OF PERIOD  RETURN/b/  (IN 000'S)    ASSETS       ASSETS      ASSETS       ASSETS
-----------------------------------------------------------------------------------
  $1.00      5.18%    $8,747,861     0.18%        5.08%       0.22%        5.04%
   1.00      5.07        241,179     0.28         4.99        0.32         4.95
   1.00      4.92        403,602     0.43         4.81        0.47         4.77
   1.00      4.66        305,972     0.68         4.53        0.72         4.49
-----------------------------------------------------------------------------------
   1.00      5.55      4,995,782     0.18         5.40        0.23         5.35
   1.00      5.45         93,218     0.28         5.30        0.33         5.25
   1.00      5.29        399,474     0.43         5.16        0.48         5.11
   1.00      5.03        496,520     0.68         4.86        0.73         4.81
-----------------------------------------------------------------------------------
   1.00      5.63      4,346,519     0.18         5.50        0.23         5.45
   1.00      5.53         20,258     0.28         5.44        0.33         5.39
   1.00      5.37        221,256     0.43         5.26        0.48         5.21
   1.00      5.11        316,304     0.68         4.99        0.73         4.94
-----------------------------------------------------------------------------------
   1.00      5.45      2,540,366     0.18         5.33        0.23         5.28
   1.00      5.31c        17,510     0.28c        5.23c       0.33c        5.18c
   1.00      5.19        165,766     0.43         5.04        0.48         4.99
   1.00      4.93        234,376     0.68         4.84        0.73         4.79
-----------------------------------------------------------------------------------
   1.00      6.07      2,069,197     0.15         5.89        0.23         5.81
   1.00      5.80        137,412     0.40         5.61        0.48         5.53
   1.00      5.41c         4,219     0.65c        4.93c       0.73c        4.85c
-----------------------------------------------------------------------------------

 PREMIUM MONEY MARKET FUND



                                             NET ASSET
                                             VALUE AT     NET     DISTRIBUTIONS
                                             BEGINNING INVESTMENT      TO
                                             OF PERIOD  INCOME/a/  SHAREHOLDERS
-------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
1999-FST shares                                $1.00     $0.05       $(0.05)
1999-FST Preferred shares                       1.00      0.05        (0.05)
1999-FST Administration shares                  1.00      0.05        (0.05)
1999-FST Service shares                         1.00      0.04        (0.04)
-------------------------------------------------------------------------------
1998-FST shares                                 1.00      0.05        (0.05)
1998-FST Preferred shares                       1.00      0.05        (0.05)
1998-FST Administration shares                  1.00      0.05        (0.05)
1998-FST Service shares                         1.00      0.05        (0.05)
-------------------------------------------------------------------------------
FOR THE PERIOD ENDED DECEMBER 31,
1997-FST shares (commenced August 1)            1.00      0.02        (0.02)
1997-FST Preferred shares (commenced August
 1)                                             1.00      0.02        (0.02)
1997-FST Administration shares (commenced
 August 1)                                      1.00      0.02        (0.02)
1997-FST Service shares (commenced August
 1)                                             1.00      0.02        (0.02)
-------------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

c Annualized.

                                                                      APPENDIX B





                                                            RATIOS ASSUMING NO
                                                          WAIVER OF FEES AND NO
                                                           EXPENSE LIMITATIONS
                                                         ------------------------
                        NET
                     ASSETS AT              RATIO OF NET             RATIO OF NET
NET ASSET               END    RATIO OF NET  INVESTMENT   RATIO OF    INVESTMENT
VALUE AT             OF PERIOD EXPENSES TO   INCOME TO   EXPENSES TO  INCOME TO
   END      TOTAL       (IN    AVERAGE NET  AVERAGE NET  AVERAGE NET AVERAGE NET
OF PERIOD  RETURN/b/  000'S)      ASSETS       ASSETS      ASSETS       ASSETS
----------------------------------------------------------------------------------------
  $1.00     5.10%    $312,507      0.18%        4.96%       0.23%        4.91%
   1.00     5.00       50,847      0.28         4.82        0.33         4.77
   1.00     4.84       18,670      0.43         4.78        0.48         4.73
   1.00     4.58       17,312      0.68         4.44        0.73         4.39
---------------------------------------------------------------------------------
   1.00     5.55      479,851      0.16         5.38        0.29         5.25
   1.00     5.45      107,517      0.26         5.29        0.39         5.16
   1.00     5.29       13,728      0.41         5.08        0.54         4.95
   1.00     5.03       19,655      0.66         4.79        0.79         4.66
---------------------------------------------------------------------------------
   1.00     5.73c     218,192      0.08c        5.59c       0.43c        5.24c
   1.00     5.62c         558      0.18c        5.50c       0.53c        5.15c
   1.00     5.47c       1,457      0.33c        5.33c       0.68c        4.98c
   1.00     5.20c         814      0.58c        5.17c       0.93c        4.82c
---------------------------------------------------------------------------------

 TREASURY OBLIGATIONS FUND



                                            NET ASSET
                                            VALUE AT     NET     DISTRIBUTIONS
                                            BEGINNING INVESTMENT      TO
                                            OF PERIOD  INCOME/a/ SHAREHOLDERS
------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
1999 - FST shares                             $1.00     $0.05       $(0.05)
1999 - FST Preferred shares                    1.00      0.05        (0.05)
1999 - FST Administration shares               1.00      0.05        (0.05)
1999 - FST Service shares                      1.00      0.04        (0.04)
------------------------------------------------------------------------------
1998 - FST shares                              1.00      0.05        (0.05)
1998 - FST Preferred shares                    1.00      0.05        (0.05)
1998 - FST Administration shares               1.00      0.05        (0.05)
1998 - FST Service shares                      1.00      0.05        (0.05)
------------------------------------------------------------------------------
1997 - FST shares                              1.00      0.05        (0.05)
1997 - FST Preferred shares                    1.00      0.05        (0.05)
1997 - FST Administration shares               1.00      0.05        (0.05)
1997 - FST Service shares                      1.00      0.05        (0.05)
------------------------------------------------------------------------------
1996 - FST shares                              1.00      0.05        (0.05)
1996 - FST Preferred shares (commenced May
 1)                                            1.00      0.03        (0.03)
1996 - FST Administration shares               1.00      0.05        (0.05)
1996 - FST Service shares                      1.00      0.05        (0.05)
------------------------------------------------------------------------------
1995 - FST shares                              1.00      0.06        (0.06)
1995 - FST Administration shares               1.00      0.06        (0.06)
1995 - FST Service shares                      1.00      0.05        (0.05)
------------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

c Annualized.

                                                                      APPENDIX B




                                                             RATIOS ASSUMING NO
                                                           WAIVER OF FEES AND NO
                                                            EXPENSE LIMITATIONS
                                                          ------------------------
                        NET                  RATIO OF NET             RATIO OF NET
NET ASSET            ASSETS AT  RATIO OF NET  INVESTMENT   RATIO OF    INVESTMENT
VALUE AT                END     EXPENSES TO   INCOME TO   EXPENSES TO  INCOME TO
   END     TOTAL     OF PERIOD  AVERAGE NET  AVERAGE NET  AVERAGE NET AVERAGE NET
OF PERIOD  RETURN/b/   (IN 000'S)    ASSETS       ASSETS      ASSETS       ASSETS
----------------------------------------------------------------------------------
  $1.00     4.88%    $2,320,581     0.18%        4.75%       0.23%        4.70%
   1.00     4.78        297,925     0.28         4.67        0.33         4.62
   1.00     4.62      1,157,825     0.43         4.53        0.48         4.48
   1.00     4.36        569,993     0.68         4.28        0.73         4.23
----------------------------------------------------------------------------------
   1.00     5.40      3,521,389     0.18         5.22        0.23         5.17
   1.00     5.29        285,240     0.28         5.20        0.33         5.15
   1.00     5.14      1,080,454     0.43         4.94        0.48         4.89
   1.00     4.87        501,619     0.68         4.69        0.73         4.64
----------------------------------------------------------------------------------
   1.00     5.50      2,217,943     0.18         5.36        0.23         5.31
   1.00     5.40        245,355     0.28         5.32        0.33         5.27
   1.00     5.24        738,865     0.43         5.12        0.48         5.07
   1.00     4.98        312,991     0.68         4.87        0.73         4.82
----------------------------------------------------------------------------------
   1.00     5.35      2,291,051     0.18         5.22        0.24         5.16
   1.00     5.24c        46,637     0.28c        5.11c       0.34c        5.05c
   1.00     5.09        536,895     0.43         4.97        0.49         4.91
   1.00     4.83        220,560     0.68         4.72        0.74         4.66
----------------------------------------------------------------------------------
   1.00     5.96      1,587,715     0.18         5.73        0.23         5.68
   1.00     5.69        283,186     0.43         5.47        0.48         5.42
   1.00     5.43        139,117     0.68         5.21        0.73         5.16
----------------------------------------------------------------------------------

 TREASURY INSTRUMENTS FUND



                                             NET ASSET
                                             VALUE AT     NET     DISTRIBUTIONS
                                             BEGINNING INVESTMENT      TO
                                             OF PERIOD  INCOME/a/  SHAREHOLDERS
-------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
1999 - FST shares                              $1.00     $0.05       $(0.05)
1999 - FST Preferred shares                     1.00      0.04        (0.04)
1999 - FST Administration shares                1.00      0.04        (0.04)
1999 - FST Service shares                       1.00      0.04        (0.04)
-------------------------------------------------------------------------------
1998 - FST shares                               1.00      0.05        (0.05)
1998 - FST Preferred shares                     1.00      0.05        (0.05)
1998 - FST Administration shares                1.00      0.05        (0.05)
1998 - FST Service shares                       1.00      0.04        (0.04)
-------------------------------------------------------------------------------
FOR THE PERIOD ENDED DECEMBER 31,
1997 - FST shares (commenced March 3)           1.00      0.04        (0.04)
1997 - FST Preferred shares (commenced
 May 30)                                        1.00      0.03        (0.03)
1997 - FST Administration shares (commenced
 April 1)                                       1.00      0.04        (0.04)
1997 - FST Service shares (commenced
 March 5)                                       1.00      0.04        (0.04)
-------------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

c Annualized.

                                                                      APPENDIX B





                                                            RATIOS ASSUMING NO
                                                          WAIVER OF FEES AND NO
                                                           EXPENSE LIMITATIONS
                                                         ------------------------
                        NET
                     ASSETS AT              RATIO OF NET             RATIO OF NET
NET ASSET               END    RATIO OF NET  INVESTMENT   RATIO OF    INVESTMENT
VALUE AT             OF PERIOD EXPENSES TO   INCOME TO   EXPENSES TO  INCOME TO
   END      TOTAL       (IN    AVERAGE NET  AVERAGE NET  AVERAGE NET AVERAGE NET
OF PERIOD  RETURN/b/  000'S)      ASSETS       ASSETS      ASSETS       ASSETS
---------------------------------------------------------------------------------
  $1.00     4.60%    $428,732      0.18%        4.51%       0.24%        4.45%
   1.00     4.49          208      0.28         4.53        0.34         4.47
   1.00     4.34       67,748      0.43         4.29        0.49         4.23
   1.00     4.08       42,095      0.68         4.07        0.74         4.01
---------------------------------------------------------------------------------
   1.00     5.05      822,207      0.18         4.74        0.29         4.63
   1.00     4.94            2      0.28         4.68        0.39         4.57
   1.00     4.79       23,676      0.43         4.62        0.54         4.51
   1.00     4.53       17,128      0.68         4.37        0.79         4.26
---------------------------------------------------------------------------------
   1.00     5.25c     496,419      0.18c        5.09c       0.29c        4.98c
   1.00     5.13c           2      0.28c        5.00c       0.39c        4.89c
   1.00     4.99c       4,159      0.43c        4.84c       0.54c        4.73c
   1.00     4.71c      20,177      0.68c        4.62c       0.79c        4.51c
---------------------------------------------------------------------------------

 GOVERNMENT FUND



                                            NET ASSET
                                            VALUE AT     NET     DISTRIBUTIONS
                                            BEGINNING INVESTMENT      TO
                                            OF PERIOD  INCOME/a/ SHAREHOLDERS
------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
1999 - FST shares                             $1.00     $0.05       $(0.05)
1999 - FST Preferred shares                    1.00      0.05        (0.05)
1999 - FST Administration shares               1.00      0.05        (0.05)
1999 - FST Service shares                      1.00      0.04        (0.04)
------------------------------------------------------------------------------
1998 - FST shares                              1.00      0.05        (0.05)
1998 - FST Preferred shares                    1.00      0.05        (0.05)
1998 - FST Administration shares               1.00      0.05        (0.05)
1998 - FST Service shares                      1.00      0.05        (0.05)
------------------------------------------------------------------------------
1997 - FST shares                              1.00      0.05        (0.05)
1997 - FST Preferred shares                    1.00      0.05        (0.05)
1997 - FST Administration shares               1.00      0.05        (0.05)
1997 - FST Service shares                      1.00      0.05        (0.05)
------------------------------------------------------------------------------
1996 - FST shares                              1.00      0.05        (0.05)
1996 - FST Preferred shares (commenced May
 1)                                            1.00      0.03        (0.03)
1996 - FST Administration shares               1.00      0.05        (0.05)
1996 - FST Service shares                      1.00      0.05        (0.05)
------------------------------------------------------------------------------
1995 - FST shares                              1.00      0.06        (0.06)
1995 - FST Administration shares               1.00      0.06        (0.06)
1995 - FST Service shares (commenced May
 16)                                           1.00      0.03        (0.03)
------------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and complete redemption of the investment at the net asset value at the end of the period.

c Annualized.

                                                                      APPENDIX B




                                                             RATIOS ASSUMING NO
                                                           WAIVER OF FEES AND NO
                                                            EXPENSE LIMITATIONS
                                                          ------------------------
                        NET                  RATIO OF NET             RATIO OF NET
NET ASSET            ASSETS AT  RATIO OF NET  INVESTMENT   RATIO OF    INVESTMENT
VALUE AT                END     EXPENSES TO   INCOME TO   EXPENSES TO  INCOME TO
   END      TOTAL    OF PERIOD  AVERAGE NET  AVERAGE NET  AVERAGE NET AVERAGE NET
OF PERIOD  RETURN/B/ (IN 000'S)    ASSETS       ASSETS      ASSETS       ASSETS
----------------------------------------------------------------------------------
  $1.00     5.03%    $2,260,275     0.18%        4.91%       0.22%        4.87%
   1.00     4.93        181,155     0.28         4.81        0.32         4.77
   1.00     4.77        519,266     0.43         4.67        0.47         4.63
   1.00     4.51        435,192     0.68         4.35        0.72         4.31
----------------------------------------------------------------------------------
   1.00     5.46      1,563,875     0.18         5.32        0.23         5.27
   1.00     5.36        245,628     0.28         5.15        0.33         5.10
   1.00     5.20        407,363     0.43         5.06        0.48         5.01
   1.00     4.94        699,481     0.68         4.83        0.73         4.78
----------------------------------------------------------------------------------
   1.00     5.54      1,478,539     0.18         5.41        0.24         5.35
   1.00     5.43          7,147     0.28         5.34        0.34         5.28
   1.00     5.28        299,804     0.43         5.15        0.49         5.09
   1.00     5.02        580,200     0.68         4.91        0.74         4.85
----------------------------------------------------------------------------------
   1.00     5.38        858,769     0.18         5.25        0.24         5.19
   1.00     5.26c           112     0.28c        5.14c       0.34c        5.08c
   1.00     5.12        145,108     0.43         5.01        0.49         4.95
   1.00     4.86        223,554     0.68         4.74        0.74         4.68
----------------------------------------------------------------------------------
   1.00     6.00        743,884     0.18         5.81        0.24         5.75
   1.00     5.74         82,386     0.43         5.54        0.49         5.48
   1.00     5.40c        14,508     0.68c        5.08c       0.74c        5.02c
----------------------------------------------------------------------------------

 FEDERAL FUND



                                             NET ASSET
                                             VALUE AT     NET     DISTRIBUTIONS
                                             BEGINNING INVESTMENT      TO
                                             OF PERIOD  INCOME/a/  SHAREHOLDERS
-------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
1999 - FST shares                              $1.00     $0.05       $(0.05)
1999 - FST Preferred shares                     1.00      0.05        (0.05)
1999 - FST Administration shares                1.00      0.05        (0.05)
1999 - FST Service shares                       1.00      0.04        (0.04)
-------------------------------------------------------------------------------
1998 - FST shares                               1.00      0.05        (0.05)
1998 - FST Preferred shares                     1.00      0.05        (0.05)
1998 - FST Administration shares                1.00      0.05        (0.05)
1998 - FST Service shares                       1.00      0.05        (0.05)
-------------------------------------------------------------------------------
FOR THE PERIOD ENDED DECEMBER 31,
1997 - FST shares (commenced February 28)       1.00      0.05        (0.05)
1997 - FST Preferred shares (commenced May
 30)                                            1.00      0.03        (0.03)
1997 - FST Administration shares (commenced
 April 1)                                       1.00      0.04        (0.04)
1997 - FST Service shares (commenced March
 25)                                            1.00      0.04        (0.04)
-------------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

c Annualized.

                                                                      APPENDIX B





                                                             RATIOS ASSUMING NO
                                                           WAIVER OF FEES AND NO
                                                            EXPENSE LIMITATIONS
                                                          ------------------------
                        NET                  RATIO OF NET             RATIO OF NET
NET ASSET            ASSETS AT  RATIO OF NET  INVESTMENT   RATIO OF    INVESTMENT
VALUE AT                END     EXPENSES TO   INCOME TO   EXPENSES TO  INCOME TO
   END      TOTAL    OF PERIOD  AVERAGE NET  AVERAGE NET  AVERAGE NET AVERAGE NET
OF PERIOD  RETURN/b/  (IN 000'S)    ASSETS       ASSETS      ASSETS       ASSETS
----------------------------------------------------------------------------------
  $1.00     5.05%    $4,206,119     0.18%        4.96%       0.23%        4.91%
   1.00     4.94        186,590     0.28         5.05        0.33         5.00
   1.00     4.79        789,529     0.43         4.71        0.48         4.66
   1.00     4.53        478,635     0.68         4.46        0.73         4.41
----------------------------------------------------------------------------------
   1.00     5.41      2,346,254     0.18         5.24        0.24         5.18
   1.00     5.31         26,724     0.28         5.20        0.34         5.14
   1.00     5.15        690,084     0.43         5.02        0.49         4.96
   1.00     4.89        321,124     0.68         4.78        0.74         4.72
----------------------------------------------------------------------------------
   1.00     5.51c     1,125,681     0.18c        5.39c       0.27c        5.30c
   1.00     5.43c       194,375     0.28c        5.26c       0.37c        5.17c
   1.00     5.27c       625,334     0.43c        5.15c       0.52c        5.06c
   1.00     5.00c       228,447     0.68c        4.78c       0.77c        4.69c
----------------------------------------------------------------------------------

 TAX-FREE MONEY MARKET FUND



                                            NET ASSET
                                            VALUE AT     NET     DISTRIBUTIONS
                                            BEGINNING INVESTMENT      TO
                                            OF PERIOD  INCOME/a/  SHAREHOLDERS
------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
1999 - FST shares                             $1.00     $0.03       $(0.03)
1999 - FST Preferred shares                    1.00      0.03        (0.03)
1999 - FST Administration shares               1.00      0.03        (0.03)
1999 - FST Service shares                      1.00      0.03        (0.03)
------------------------------------------------------------------------------
1998 - FST shares                              1.00      0.03        (0.03)
1998 - FST Preferred shares                    1.00      0.03        (0.03)
1998 - FST Administration shares               1.00      0.03        (0.03)
1998 - FST Service shares                      1.00      0.03        (0.03)
------------------------------------------------------------------------------
1997 - FST shares                              1.00      0.04        (0.04)
1997 - FST Preferred shares                    1.00      0.03        (0.03)
1997 - FST Administration shares               1.00      0.03        (0.03)
1997 - FST Service shares                      1.00      0.03        (0.03)
------------------------------------------------------------------------------
1996 - FST shares                              1.00      0.03        (0.03)
1996 - FST Preferred shares (commenced May
 1)                                            1.00      0.02        (0.02)
1996 - FST Administration shares               1.00      0.03        (0.03)
1996 - FST Service shares                      1.00      0.03        (0.03)
------------------------------------------------------------------------------
1995 - FST shares                              1.00      0.04        (0.04)
1995 - FST Administration shares               1.00      0.04        (0.04)
1995 - FST Service shares                      1.00      0.03        (0.03)
------------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.

b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

c Annualized.

                                                                      APPENDIX B




                                                             RATIOS ASSUMING NO
                                                           WAIVER OF FEES AND NO
                                                            EXPENSE LIMITATIONS
                                                          ------------------------
                        NET                  RATIO OF NET             RATIO OF NET
NET ASSET            ASSETS AT  RATIO OF NET  INVESTMENT   RATIO OF    INVESTMENT
VALUE AT                END     EXPENSES TO   INCOME TO   EXPENSES TO  INCOME TO
   END      TOTAL    OF PERIOD  AVERAGE NET  AVERAGE NET  AVERAGE NET AVERAGE NET
OF PERIOD  RETURN/b/  (IN 000'S)    ASSETS       ASSETS      ASSETS       ASSETS
----------------------------------------------------------------------------------
  $1.00     3.13%    $1,775,327     0.18%        3.12%       0.22%        3.08%
   1.00     3.03         31,359     0.28         2.99        0.32         2.95
   1.00     2.88        127,967     0.43         2.81        0.47         2.77
   1.00     2.62         69,465     0.68         2.61        0.72         2.57
----------------------------------------------------------------------------------
   1.00     3.34      1,456,002     0.18         3.28        0.23         3.23
   1.00     3.24         20,882     0.28         3.17        0.33         3.12
   1.00     3.08        146,800     0.43         3.04        0.48         2.99
   1.00     2.83         50,990     0.68         2.77        0.73         2.72
----------------------------------------------------------------------------------
   1.00     3.54        939,407     0.18         3.50        0.24         3.44
   1.00     3.43         35,152     0.28         3.39        0.34         3.33
   1.00     3.28        103,049     0.43         3.27        0.49         3.21
   1.00     3.02         42,578     0.68         3.01        0.74         2.95
----------------------------------------------------------------------------------
   1.00     3.39        440,838     0.18         3.35        0.23         3.30
   1.00     3.30c        28,731     0.28c        3.26c       0.33c        3.21c
   1.00     3.13         51,661     0.43         3.10        0.48         3.05
   1.00     2.88         19,855     0.68         2.85        0.73         2.80
----------------------------------------------------------------------------------
   1.00     3.89        448,367     0.14         3.81        0.24         3.71
   1.00     3.63         20,939     0.39         3.54        0.49         3.44
   1.00     3.38         19,860     0.64         3.32        0.74         3.22
----------------------------------------------------------------------------------

Index

   1 General Investment
     Management Approach
   5 Fund Investment Objectives
     and Strategies
  10 Principal Risks of the Funds
  14 Fund Performance
  22 Fund Fees and Expenses
  26 Service Providers
  29 Dividends

  31 Shareholder Guide
         31 How to Buy Shares
         35 How to Sell Shares
  40 Taxation
  41 Appendix A
     Additional Information on
     Portfolio Risks, Securities
     and Techniques
  50 Appendix B
     Financial Highlights

Financial Square Funds
Prospectus (FST Administration Shares)


 FOR MORE INFORMATION

 Annual/Semi-annual Report

 Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders.

 Statement of Additional Information
 Additional information about the Funds and their policies is also available in the Funds' Statement of Additional Information ("Additional Statement"). The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

 The Funds' annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

 To obtain other information and for shareholder inquiries:
 By telephone - Call 1-800-621-2550
 By mail - Goldman Sachs Funds, 4900 Sears Tower-60th Floor, Chicago, IL 60606-6372
 By e-mail - gs-funds@gs.com
 On the Internet - Text-only versions of the Funds' documents are located online and may be downloaded from:

   SEC EDGAR database - http://www.sec.gov

 You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC's Pub-lic Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.


                            [LOGO OF GOLDMAN SACHS]


         The Funds' investment company registration number is 811-5349.

 Goldman Sachs Financial Squares Funds /sm/ is a service mark of Goldman, Sachs
                                    & Co.

FSPROADMM

                                    PART B
                      STATEMENT OF ADDITIONAL INFORMATION
                                CLASS A SHARES
                                CLASS B SHARES
                                CLASS C SHARES
                                SERVICE SHARES
                             INSTITUTIONAL SHARES


                   GOLDMAN SACHS INTERNET TOLLKEEPER FUND(SM)
                   GOLDMAN SACHS REAL ESTATE SECURITIES FUND
             (Each a Specialty Equity Fund of Goldman Sachs Trust)


                               4900 Sears Tower
                         Chicago, Illinois  60606-6303

     This Statement of Additional Information (the "Additional Statement") is not a Prospectus. This Additional Statement should be read in conjunction with the Prospectuses for the Class A Shares, Class B Shares, Class C Shares, Service Shares and Institutional Shares of: Goldman Sachs Internet Tollkeeper Fund and Goldman Sachs Real Estate Securities Fund dated May 1, 2000 (the "Prospectuses"), which may be obtained without charge from Goldman, Sachs & Co. by calling the telephone number, or writing to one of the addresses, listed below.

     The audited financial statements and related report of Arthur Andersen LLP, the former independent public accountants for each Fund, contained in each Fund's 1999 Annual Report are incorporated herein by reference in the section "Financial Statements." No other portions of the Funds' Annual Report are incorporated by reference. Ernst & Young LLP, independent public accountants, have been selected as the independent public accountants of the Funds for the fiscal year ending December 31, 2000.


GOLDMAN SACHS ASSET MANAGEMENT                    GOLDMAN, SACHS & CO.
Investment Adviser                                Distributor
32 Old Slip                                       85 Broad Street
New York, New York  10005                         New York, New York 10004

GOLDMAN, SACHS & CO.
Transfer Agent
4900 Sears Tower
Chicago, Illinois  60606

                    Toll free (in U.S.) . . . 800-621-2550


           The date of this Additional Statement is May 1, 2000.

                                        TABLE OF CONTENTS                                                Page
                                                                                                         ----
INTRODUCTION.......................................................................................       B-3
INVESTMENT POLICIES................................................................................       B-4
INVESTMENT RESTRICTIONS............................................................................       B-40
MANAGEMENT.........................................................................................       B-42
REIMBURSEMENT......................................................................................       B-59
PORTFOLIO TRANSACTIONS AND BROKERAGE...............................................................       B-60
NET ASSET VALUE....................................................................................       B-64
PERFORMANCE INFORMATION............................................................................       B-65
SHARES OF THE TRUST................................................................................       B-71
TAXATION...........................................................................................       B-76
FINANCIAL STATEMENTS...............................................................................       B-82
OTHER INFORMATION..................................................................................       B-82
DISTRIBUTION AND SERVICE PLANS.....................................................................       B-84
OTHER INFORMATION REGARDING MAXIMUM SALES CHARGE, PURCHASES, REDEMPTIONS,
      EXCHANGES AND DIVIDENDS......................................................................       B-91
SERVICE PLAN.......................................................................................       B-95
Appendix A.........................................................................................        1-A
Appendix B.........................................................................................        1-B
Appendix C (Statement of Intention and Escrow Agreement)...........................................        1-C

                                 INTRODUCTION


     Goldman Sachs Trust (the "Trust") is an open-end, management investment company. The Trust is organized as a Delaware business trust, established by a Declaration of Trust dated January 28, 1997. The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997. The following series of the Trust are described in this Additional Statement:
Goldman Sachs Internet Tollkeeper Fund ("Internet Tollkeeper Fund") and Goldman Sachs Real Estate Securities Fund ("Real Estate Securities Fund") (collectively referred to herein as the "Funds").

     The Trustees have authority under the Trust's charter to create and classify shares into separate series and to classify and reclassify any series or portfolio of shares into one or more classes without further action by shareholders. Pursuant thereto, the Trustees have created the Funds and other series. Additional series may be added in the future from time to time. Each Fund currently offers five classes of shares: Class A Shares, Class B Shares, Class C Shares, Institutional Shares and Service Shares. See "Shares of the Trust."

     Goldman Sachs Asset Management, ("GSAM" or the "Investment Adviser") a unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the Investment Adviser to the Funds. In addition, Goldman Sachs serves as each Fund's distributor and transfer agent. Each Fund's custodian is State Street Bank and Trust Company ("State Street").

     The following information relates to and supplements the description of each Fund's investment policies contained in the Prospectuses. See the Prospectuses for a fuller description of the Funds' investment objectives and policies. There is no assurance that a Fund will achieve its objective. Capitalized terms used but not defined herein have the same meaning as in the Prospectuses.

                              INVESTMENT POLICIES


     Each Fund has distinct investment objectives and policies. There can be no assurance that a Fund's objectives will be achieved. Each Fund is a diversified, open-end management company as defined in the Investment Company Act of 1940, as amended (the "Act").

     Each Fund's share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions, so that an investment in either Fund may be worth more or less when redeemed than when purchased. Neither Fund should be relied upon as a complete investment program.

General Information Regarding The Funds.
---------------------------------------


     The Investment Adviser may purchase for the Funds common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants and stock purchase rights ("equity securities"). In choosing a Fund's securities, the Investment Adviser utilizes first-hand fundamental research, including visiting company facilities to assess operations and to meet decision-makers. The Investment Adviser may also use macro analysis of numerous economic and valuation variables to anticipate changes in company earnings and the overall investment climate. The Investment Adviser is able to draw on the research and market expertise of the Goldman Sachs Global Investment Research Department and other affiliates of the Investment Adviser, as well as information provided by other securities dealers. Equity securities in a Fund's portfolio will generally be sold when the Investment Adviser believes that the market price fully reflects or exceeds the securities' fundamental valuation or when other more attractive investments are identified.

     Internet Tollkeeper Fund - Growth Style. The Internet Tollkeeper Fund is managed using a growth equity oriented approach. Equity securities for this Fund are selected based on their prospects for above average growth. The Investment Adviser will select securities of growth companies trading, in the Investment Adviser's opinion, at a reasonable price relative to other industries, competitors and historical price/earnings multiples. The Fund will generally invest in companies whose earnings are believed to be in a relatively strong growth trend, or, to a lesser extent, in companies in which significant further growth is not anticipated but whose market value per share is thought to be undervalued. In order to determine whether a security has favorable growth prospects, the Investment Adviser ordinarily looks for one or more of the following characteristics in relation to the security's prevailing price: prospects for above average sales and earnings growth per share; high return on invested capital; free cash flow generation; sound balance sheet, financial and accounting policies, and overall financial strength; strong competitive advantages; effective research, product development, and marketing; pricing flexibility; strength of management; and general operating characteristics that will enable the company to compete successfully in its marketplace.

     The Internet Generally. The Internet is a global collection of connected computers that allows commercial and professional organizations, educational institutions, government agencies, and consumers to communicate electronically, access and share information and conduct business. It is dramatically changing the way consumers and businesses are buying and selling goods and services. The World Wide Web, a means of graphically interfacing with the Internet, provides companies with the ability to reach a global audience with greater operating efficiency and conveniently provides consumers with a broad selection of services and products.

     Historical technological breakthroughs like the invention of the telephone, electricity and the automobile changed the way people lived and conducted commerce. As with previous advancements in communication there is a tremendous amount of excitement and activity being generated by people researching information, consumers shopping for products, companies improving their business plans and investors seeking to capitalize on opportunities. The advent of the radio, television and the personal computer was also met with a high degree of excitement and many of the companies that were associated with the new technology received high stock valuations. Only a few of these original companies were able to achieve long-term success. The Investment Adviser believes that it is difficult to predict which of the new Internet companies will ultimately succeed but that there will be many established companies that will benefit from the growth of the Internet.

     Origins of the Internet. The evolution of the Internet began as a result of the Cold War. In 1962, The Rand Corporation was asked by the United States Military to devise a military communication network that could survive a nuclear war. The basic premise of the network was to have a decentralized network that would still be able to deliver messages to their destinations even if some nodes (cities) were destroyed along the route.


     The first network called ARAPNET connected four universities in 1969. The original use of the network was for long-distance computation that allowed researchers to collaborate on projects. A secondary use also evolved as people began to use the network as an electronic post office to trade e-mails. As networking technology improved and the number of personal computers increased the Internet evolved into much more than a global communications medium. Today, electronic commerce has become an integral part of the global economy. International Data Corporation (IDC) estimates that at the end of 1999, there were approximately 240 million web users worldwide.

     Growth of the Internet. Personal and business use of the Internet is growing quickly. Personal uses of the Internet have advanced beyond teenage chat rooms and pictorials featuring the emperor's clothing to sending electronic mail, researching information, accessing on-line versions of publications, getting maps and driving directions and listing group or association schedules and events. Businesses are offering products and services to both consumers and business clients. Forrestor Research has estimated that business to consumer electronic commerce was $18.1 billion in 1999. In 1998, Forrestor Research estimated that business to business electronic commerce would be $109 billion in 1999. Companies are offering products and services that do not require the customer's physical presence to purchase including books, music, videos, airline tickets and stock trading. Business to business commerce will likely benefit as companies are better equipped and connected than most consumers.

     Risk Considerations Regarding the Internet Industry. The market in which many Internet companies compete is characterized by rapidly changing technology, evolving industry standards, frequent new service and product announcements, introductions and enhancements and changing customer demands. The failure of an Internet company to adapt to such changes could have a material adverse effect on the company's business, results of operations and financial condition. In addition, the widespread adoption of new Internet, networking or telecommunications technologies or other technological changes could require substantial expenditures by an Internet company to modify or adapt its services or infrastructure, which could have a material adverse effect on an Internet company's business, results of operations and financial condition.

     The success of the many Internet companies will also depend in large part upon the development and maintenance of the infrastructure of the World Wide Web for providing reliable Web access and services, such as a reliable network backbone with the necessary speed, data capacity and security, or timely development of complementary products such as high speed modems. There can be no assurance that the infrastructure or complementary products or services necessary to make the Web a viable commercial marketplace for the long term will be developed or that if they are developed, that the Web will become a viable commercial marketplace for services such as those offered by Internet companies.

     The market for the purchase of products and services over the Internet is a new and emerging market. If acceptance and growth of Internet use does not occur, an Internet company's business and financial performance will suffer. Although there has been substantial interest in the commercial possibilities for the Internet, many businesses and consumers have been slow to purchase Internet access services for a number of reasons, including inconsistent quality of service, lack of availability of cost-effective, high-speed service, a limited number of local access points for corporate users, inability to integrate business applications on the Internet, the need to deal with multiple and frequently incompatible vendors, inadequate protection of the confidentiality of stored data and information moving across the Internet and a lack of tools to simplify Internet access and use. It is possible that a sufficiently broad base of consumers may not adopt, or continue to use, the Internet as a medium of commerce.

     Despite the implementation of security measures, an Internet company's networks may be vulnerable to unauthorized access, computer viruses and other disruptive problems. Internet companies have in the past experienced, and may in the future experience, interruptions in service as a result of the accidental or intentional actions of Internet users, current and former employees or others. Unauthorized access could also potentially jeopardize the security of confidential information stored in the computer systems of a company and its subscribers. These events may result in liability of the company to its subscribers and also may deter potential subscribers.

     The law relating to the liability of online services companies for information carried on or disseminated through their services is currently unsettled. It is possible that claims could be made against online services companies under both United States and foreign law for defamation, libel, invasion of privacy, negligence, copyright or trademark infringement, or other theories based on the nature and content of the materials disseminated through their services. Several private lawsuits seeking to impose such liability upon other online services companies are currently pending. In addition, legislation has been proposed that imposes liability for or prohibits the transmission over the Internet of certain types of information. The increased attention focused upon liability issues as a result of these lawsuits and legislative proposals could also impact the growth of Internet use.

     It is possible that a number of laws and regulations may be adopted with respect to the Internet or other online services covering issues such as user privacy, freedom of expression, pricing, content and quality of products and services, taxation, advertising, intellectual property rights and information security. The nature of such governmental action and the manner in which it may be interpreted and enforced cannot be fully determined. Such action could subject an Internet company and/or its customers to potential liability, which in turn could have an adverse effect on the Internet company's business, results of operations and financial condition. The adoption of any such laws or regulations might also decrease the rate of growth of Internet use, which in turn could decrease the demand for the services of Internet companies or increase the cost of doing business or in some other manner have a material adverse effect on an Internet company's business, results of operations and financial condition. In addition, applicability to the Internet of existing laws governing issues such as property ownership, copyrights and other intellectual property issues, taxation, libel, obscenity and personal privacy is uncertain. The vast majority of such laws were adopted prior to the advent of the Internet and related technologies and, as a result, do not contemplate or address the unique issues of the Internet and related technologies.

     Several states have also proposed legislation that would limit the uses of personal user information gathered online or require online services to establish privacy policies. The Federal Trade Commission has also recently settled a proceeding with one online service regarding the manner in which personal information is collected from users and provided to third parties. Changes to existing laws or the passage of new laws intended to address these issues, including some recently proposed changes, could create uncertainty in the marketplace that could reduce demand for the services of an Internet company or increase the cost of doing business as a result of litigation costs or increased service delivery costs, or could in some other manner have a material adverse effect an Internet company's business, results of operations and financial condition.

     Internet companies do not collect sales or other similar taxes. However, one or more states may seek to impose sales tax collection obligations on Internet companies which engage in or facilitate online commerce, and a number of proposals have been made at the state and local level that would impose additional taxes on the sale of goods and services through the Internet. Such proposals, if adopted, could substantially impair the growth of electronic commerce, and could adversely affect an Internet company's opportunity to derive financial benefit from such activities. Moreover, a successful assertion by one or more states or any foreign country that an Internet company should collect sales or other taxes on the exchange of merchandise on its system could have a material adverse effect on an Internet company's business, results of operations and financial condition.

     Legislation limiting the ability of the states to impose taxes on Internet-based transactions has been proposed in the U.S. Congress. There can be no assurance that this legislation will ultimately be enacted into law or that the final version of this legislation will not contain a limited time period in which such tax moratorium will apply. In the event that the tax moratorium is imposed for a limited time period, there can be no assurance that the legislation will be renewed at the end of such period. Failure to enact or renew this legislation could allow various states to impose taxes on Internet-based commerce and the imposition of such taxes could have a material adverse affect on an Internet company's business, results of operations and financial condition.


     Real Estate Securities Fund. The investment strategy of the Real Estate Securities Fund is based on the premise that property market fundamentals are the primary determinant of growth which underlies the success of companies in the real estate industry. The Fund's research and investment process focuses on companies that can achieve sustainable growth in cash flow and dividend paying capability. This process is comprised of real estate market research and securities analysis. The Fund's Investment Adviser will take into account fundamental trends in underlying property markets as determined by proprietary models, research of local real estate market, earnings, cash flow growth and stability, the relationship between asset values and market prices of the securities and dividend payment history. The Investment Adviser will attempt to purchase securities so that its underlying portfolio will be diversified geographically and by property type.

     Other Information. Since normal settlement for equity securities is three trading days (for certain international markets settlement may be longer), the Funds will need to hold cash balances to satisfy shareholder redemption requests. Such cash balances will normally range from 2% to 5% of a Fund's net assets. Additionally, the Funds may purchase futures contracts to manage their cash position. For example, if cash balances are equal to 5% of the net assets, the Fund may enter into long futures contracts covering an amount equal to 5% of the Fund's net assets. As cash balances fluctuate based on new contributions or withdrawals, a Fund may enter into additional contracts or close out existing positions.

Corporate Debt Obligations
--------------------------

     Each Fund may, under normal market conditions, invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

     An economic downturn could severely affect the ability of highly leveraged issuers of junk bond securities to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of junk bonds will have an adverse effect on a Fund's net asset value to the extent it invests in such securities. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

     The secondary market for junk bonds, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. This reduced liquidity may have an adverse effect on the ability of the Funds to dispose of a particular security when necessary to meet their redemption requests or other liquidity needs. Under adverse market or economic conditions, the secondary market for junk bonds could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Investment Adviser could find it difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under such circumstances, may be less than the prices used in calculating a Fund's net asset value.

     Since investors generally perceive that there are greater risks associated with the medium to lower rated securities of the type in which the Funds may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

     Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund's net asset value.

     Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Investment Adviser will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

     The Investment Adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Investment Adviser continually monitors the investments in a Fund's portfolio and evaluates whether to dispose of or to retain non-investment grade and comparable unrated securities whose credit ratings or credit quality may have changed.

U.S. Government Securities
--------------------------


     Each Fund may invest in U.S. Government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities also include Treasury receipts and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government Securities are traded independently. A Fund may also invest in zero coupon U.S. Treasury securities and in zero coupon securities issued by financial institutions, which represent a proportionate interest in underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and its value consists of the difference between its face value at maturity and its cost. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Bank Obligations
----------------

     Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers' acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

Zero Coupon Bonds
-----------------

     A Fund's investments in fixed-income securities may include zero coupon bonds, which are debt obligations issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds would have accrued and compounded over the period until maturity. Zero coupon bonds do not require the periodic payment of interest. Such investments benefit the issuer by mitigating its need for cash to meet debt service but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which provide for regular payments of interest. In addition, if an issuer of zero coupon bonds held by a Fund defaults, the Fund may obtain no return at all on its investment. Each Fund will accrue income on such investments for each taxable year which (net of deductible expenses, if any) is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to obtain sufficient cash to satisfy the Fund's distribution obligations.

Variable and Floating Rate Securities
-------------------------------------

     The interest rates payable on certain fixed-income securities in which a Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation.

Custodial Receipts
------------------


     Each Fund may invest in custodial receipts in respect of securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, instrumentalities, political subdivisions or authorities. Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. Government, its agencies, instrumentalities, political subdivisions or authorities. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATs"). For certain securities law purposes, custodial receipts are not considered U.S. Government Securities.

Mortgage-Backed Securities
--------------------------


     General Characteristics. Each Fund may invest in mortgage-backed securities. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties (the "Mortgaged Properties").
The Mortgaged Properties may consist of detached individual dwelling units, multifamily dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes.

     The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, if a Fund purchases mortgage-backed securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a Fund purchases mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity and market values. To the extent that a Fund invests in mortgage-backed securities, its Investment Adviser may seek to manage these potential risks by investing in a variety of mortgage-backed securities and by using certain hedging techniques.


     Government Guaranteed Mortgage-Backed Securities. There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates ("REMIC Certificates"), collateralized mortgage obligations and stripped mortgage-backed securities. A Fund is permitted to invest in other types of mortgage-backed securities that may be available in the future to the extent consistent with its investment policies and objective.

     A Fund's investments in mortgage-backed securities may include securities issued or guaranteed by the U.S. Government or one of its agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac").

     Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States. Ginnie Mae is authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration ("FHA Loans"), or guaranteed by the Veterans Administration ("VA Loans"), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, Ginnie Mae is authorized to borrow from the United States Treasury in an unlimited amount.

     Fannie Mae Certificates. Fannie Mae is a stockholder-owned corporation chartered under an act of the United States Congress. Each Fannie Mae Certificate is issued and guaranteed by Fannie Mae and represents an undivided interest in a pool of mortgage loans (a "Pool") formed by Fannie Mae. Each Pool consists of residential mortgage loans ("Mortgage Loans") either previously owned by Fannie Mae or purchased by it in connection with the formation of the Pool. The Mortgage Loans may be either conventional Mortgage Loans (i.e., not insured or guaranteed by any U.S. Government agency) or Mortgage Loans that are either insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). However, the Mortgage Loans in Fannie Mae Pools are primarily conventional Mortgage Loans. The lenders originating and servicing the Mortgage Loans are subject to certain eligibility requirements established by Fannie Mae.

     Fannie Mae has certain contractual responsibilities. With respect to each Pool, Fannie Mae is obligated to distribute scheduled monthly installments of principal and interest after Fannie Mae's servicing and guaranty fee, whether or not received, to Certificate holders. Fannie Mae also is obligated to distribute to holders of Certificates an amount equal to the full principal balance of any foreclosed Mortgage Loan, whether or not such principal balance is actually recovered. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae.


     Freddie Mac Certificates. Freddie Mac is a publicly held U.S. Government sponsored enterprise. The principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. A Freddie Mac Certificate represents a pro rata interest in a group of mortgage loans or participation in mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac.

     Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac.

     The mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed rate mortgage loans with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.


     Mortgage Pass-Through Securities. Each Fund may invest in both government guaranteed and privately issued mortgage pass-through securities ("Mortgage Pass-Throughs"); that is, fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

     The following discussion describes only a few of the wide variety of structures of Mortgage Pass-Throughs that are available or may be issued.

          Description of Certificates. Mortgage Pass-Throughs may be issued in one or more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.

     Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate basis, or any combination
                        --------
thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index.

     Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of
            --------
principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the mortgage interest rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Since certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate. In such event, the amount of interest that is treated as deferred interest will be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificate-holders as principal of
                             --------
such mortgage loan when paid by the mortgagor in subsequent monthly payments or at maturity.

          Ratings. The ratings assigned by a rating organization to Mortgage Pass-Throughs address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization's ratings take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization's ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating organization to a certificate does not address the remote possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected.

          Credit Enhancement. Credit support falls generally into two categories: (i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by, among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.

          Subordination; Shifting of Interest; Reserve Fund. In order to achieve ratings on one or more classes of Mortgage Pass-Throughs, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate-holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate-holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period ("shifting interest credit enhancement"). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans will have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.

     In addition to providing for a preferential right of the senior certificate-holders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the "Reserve Fund"). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate-holders or by excess servicing fees until the Reserve Fund reaches a specified amount.

     The subordination feature, and any Reserve Fund, are intended to enhance the likelihood of timely receipt by senior certificate-holders of the full amount of scheduled monthly payments of principal and interest due them and will protect the senior certificate-holders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificate-holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans ("Realized Losses"). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among
                                                                  --------
all certificate-holders in proportion to their respective outstanding interests in the mortgage pool.

          Alternative Credit Enhancement. As an alternative, or in addition to the credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided by mortgage insurance, hazard insurance, by the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by guarantees or a letter of credit, the security is subject to credit risk because of its exposure to an external credit enhancement provider.

          Voluntary Advances. Generally, in the event of delinquencies in payments on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer agrees to make advances of cash for the benefit of certificate-holders, but only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.

          Optional Termination. Generally, the servicer may, at its option with respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time if the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.


     Multiple Class Mortgage-Backed Securities and Collateralized Mortgage Obligations. A Fund may invest in multiple class securities including collateralized mortgage obligations ("CMOs") and REMIC Certificates. These securities may be issued by U.S. Government agencies and instrumentalities such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgage-backed securities the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

     Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.


     Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). PCs represent undivided interests in specified level payment, residential mortgages or participation therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.

     CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class mortgage-backed securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae,

Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the "Mortgage Assets"). The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.

     CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

     The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

     Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

     A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

     Stripped Mortgage-Backed Securities. The Real Estate Securities Fund may invest in stripped mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities. Although the market for such securities is increasingly liquid, certain SMBS may not be readily marketable and will be considered illiquid for purposes of the Fund's limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Inverse Floating Rate Securities
--------------------------------


     The Real Estate Securities Fund may invest in inverse floating rate debt securities ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of each Fund's 15% limitation on investments in such securities.

Asset-Backed Securities
-----------------------

     Each Fund may invest in asset-backed securities. Asset-backed securities represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

     Like mortgage-backed securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. A Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a Fund invests in asset-backed securities, the values of such Fund's portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

     Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

Futures Contracts and Options on Futures Contracts
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     Each Fund may purchase and sell futures contracts and may also purchase and write call and put options on futures contracts. The Funds may purchase and sell futures contracts based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices. Each Fund will engage in futures and related options transactions, only for bona fide hedging purposes as defined below or for purposes of seeking to increase total return to the extent permitted by regulations of the Commodity Futures Trading Commission ("CFTC"). Futures contracts entered into by a Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges. Neither the CFTC, National Futures Association nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, a Fund's investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges.

     Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

     When interest rates are rising or securities prices are falling, a Fund can seek through the sale of futures contracts to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, each Fund can purchase and sell futures contracts on a specified currency in order to seek to increase total return or to hedge against changes in currency exchange rates. Each Fund can purchase futures contracts on foreign currency to establish the price in U.S. dollars of a security quoted or denominated in such currency that such Fund has acquired or expects to acquire.

     Positions taken in the futures market are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While each Fund will usually liquidate futures contracts on securities or currency in this manner, a Fund may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the Fund to do so. A clearing corporation associated with the exchange on which futures are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.


     Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty than would otherwise be possible the effective price, rate of return or currency exchange rate on portfolio securities or securities that a Fund owns or proposes to acquire. A Fund may, for example, take a "short" position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the dollar value of such Fund's portfolio securities. Similarly, each Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to seek to hedge against fluctuations in the value of securities quoted or denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the applicable Investment Adviser, there is a sufficient degree of correlation between price trends for a Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, a Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Investment Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

     On other occasions, a Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

     Options on Futures Contracts. The acquisition of put and call options on futures contracts will give a Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

     The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. A Fund will incur transaction costs in connection with the writing of options on futures.

     The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

     Other Considerations. Each Fund will engage in futures transactions and related options transactions only for bona fide hedging as defined in the regulations of the CFTC or to seek to increase total return to the extent permitted by such regulations.


     In addition to bona fide hedging, a CFTC regulation permits a Fund to engage in other futures transactions if the aggregate initial margin and premiums required to establish such positions in futures contracts and options on futures do not exceed 5% of the net asset value of such Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. A Fund will engage in transactions in futures contracts and, for a Fund permitted to do so, related options transactions only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for federal income tax purposes.

     Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in certain cases, require the Fund to segregate with its custodian cash or liquid assets in an amount equal to the underlying value of such contracts and options.

     While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss.

     Perfect correlation between a Fund's futures positions and portfolio positions will be difficult to achieve because no futures contracts based on individual equity or corporate fixed-income securities are currently available. In addition, it is not possible for a Fund to hedge fully or perfectly against currency fluctuations affecting the value of securities quoted or denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. The profitability of a Fund's trading in futures depends upon the ability of the Investment Adviser to analyze correctly the futures markets.

Options on Securities and Securities Indices
--------------------------------------------


     Writing Covered Options. Each Fund may write (sell) covered call and put options on any securities in which it may invest. A Fund may also, to the extent it invests in foreign securities, write (sell) put and call options on foreign currencies. A call option written by a Fund obligates such Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a Fund are covered, which means that such Fund will own the securities subject to the option as long as the option is outstanding or such Fund will use the other methods described below. A Fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

     A put option written by a Fund would obligate such Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a Fund would be covered, which means that such Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option or will use the other methods described below. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, each Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

     Call and put options written by a Fund will also be considered to be covered to the extent that the Fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the Fund or by an offsetting forward contract which, by virtue of its exercise price or otherwise, reduces a Fund's net exposure on its written option position.


     A Fund may also write (sell) covered call and put options on any securities index comprised of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration which has been segregated by the Fund) upon conversion or exchange of other securities in its portfolio. A Fund may cover call and put options on a securities index by segregating cash or liquid assets with a value equal to the exercise price.


     A Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

     Purchasing Options. Each Fund may purchase put and call options on any securities in which it may invest or on any securities index comprised of securities in which it may invest. A Fund may also, to the extent that it invests in foreign securities, purchase put and call options on foreign currencies. A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

     A Fund may purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise such a Fund would realize either no gain or a loss on the purchase of the call option.


     A Fund may purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund's securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise such a Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

     A Fund would purchase put and call options on securities indices for the same purposes as it would purchase options on individual securities. For a description of options on securities indices, see "Writing Covered Options" above.

     Yield Curve Options. The Real Estate Securities Fund may enter into options on the yield "spread" or differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

     The Real Estate Securities Fund may purchase or write yield curve options for the same purposes as other options on securities. For example, the Fund may purchase a call option on the yield spread between two securities if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Real Estate Securities Fund may also purchase or write yield curve options in an effort to increase current income if, in the judgment of the Investment Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.


     Yield curve options written by the Real Estate Securities Fund will be "covered." A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and segregates cash or liquid assets sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option is generally limited to the difference between the amount of such Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and because they have been only recently introduced, established trading markets for these options have not yet developed.

     Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of segregated assets until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     Each Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

     Transactions by each Fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.


     The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund's investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could increase a Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

Real Estate Investment Trusts
-----------------------------


     Each Fund may invest in shares of REITs. The Real Estate Securities Fund expects that a substantial portion of its total assets will be invested in REITs and real estate industry companies. REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Fund.

     Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

Warrants and Stock Purchase Rights
----------------------------------

     Each Fund may invest in warrants or rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for a specific period of time. A Fund will invest in warrants and rights only if such equity securities are deemed appropriate by the Investment Adviser for investment by the Fund. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Foreign Securities
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     The Internet Tollkeeper and Real Estate Securities Funds may invest in the aggregate up to 25% and 15%, respectively, of their total assets in foreign securities, including securities of issuers in emerging countries. Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the Investment Adviser, to offer the potential for long-term growth of capital and income, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not necessarily move in a manner parallel to U.S. markets.

     Investing in foreign securities involves certain special risks, including those set forth below, which are not typically associated with investing in U.S. dollar-denominated or quoted securities of U.S. issuers. Investments in foreign securities usually involve currencies of foreign countries. Accordingly, any Fund that invests in foreign securities may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The Funds may be subject to currency exposure independent of their securities positions. To the extent that a Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk.

     Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad.


     Since foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign issuer than about a U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the United States.

     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when some of a Fund's assets are uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.


     Each Fund may invest in foreign securities which take the form of sponsored and unsponsored American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs") and may also invest in European Depository Receipts ("EDRs") or other similar instruments representing securities of foreign issuers (together, "Depository Receipts").

     ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.


     To the extent a Fund acquires Depository Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depository Receipts to issue and service such Depository Receipts (unsponsored), there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation
of such instruments.   Investment in Depository Receipts does not eliminate all
the risks inherent in investing in securities of non-U.S. issuers. The market value of Depository Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depository Receipts and the underlying securities are quoted. However, by investing in Depository Receipts, such as ADRs, that are quoted in U.S. dollars, a Fund may avoid currency risks during the settlement period for purchases and sales.

     As described more fully below, each Fund may invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. See "Investing in Emerging Markets, including Asia and Eastern Europe," below.

     Investing in Emerging Countries, including Asia and Eastern Europe. Each of the securities markets of the emerging countries is less liquid and subject to greater price volatility and has a smaller market capitalization than the U.S. securities markets. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States.

     Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country markets may also affect a Fund's ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

     Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in the United States and other developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

     Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit a Fund's investment in certain emerging countries and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from several of the emerging countries is subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of a Fund. A Fund may be required to establish special custodial or other arrangements before investing in certain emerging countries.


     Each of the emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the United States, Japan and most Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies;
(iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Funds may invest and adversely affect the value of the Funds' assets. A Fund's investments could in the future be adversely affected by any increase in taxes or by political, economic or diplomatic developments.
A Fund may seek investment opportunities within former "east bloc" countries in Eastern Europe. All or a substantial portion of such investments may be considered "not readily marketable" for purposes of the limitation on illiquid securities set forth below. For example, most Eastern European countries have had a centrally planned, socialist economy since shortly after World War II. The governments of a number of Eastern European countries currently are implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy. However, business entities in many Eastern European countries do not have any recent history of operating in a market-oriented economy, and the ultimate impact of Eastern European countries' attempts to move toward more market-oriented economies is currently unclear. In addition, any change in the leadership or policies of Eastern European countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

     The economies of emerging countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports.


     A Fund's income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See "Taxation."

     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund remain uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases or sales due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

     Forward Foreign Currency Exchange Contracts. The Funds may enter into forward foreign currency exchange contracts for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates.
A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market between currency traders (usually large commercial banks) and their customers.
A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

     At the maturity of a forward contract a Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are often, but not always, effected with the currency trader who is a party to the original forward contract.


     A Fund may enter into forward foreign currency exchange contracts in several circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated or quoted in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally, when the Investment Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of such Fund's portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which a Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of a Fund's foreign assets.

     Unless otherwise covered in accordance with applicable regulations, cash or liquid assets of a Fund will be segregated in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts. The segregated assets will be marked-to-market on a daily basis. If the value of the segregated assets declines, additional cash or liquid assets will be segregated on a daily basis so that the value of the assets will equal the amount of a Fund's commitments with respect to such contracts. Although the contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate these contracts. In such event, a Fund's ability to utilize forward foreign currency exchange contracts may be restricted.

     While a Fund may enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by such Fund. Such imperfect correlation may cause a Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

     Markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. A Fund will not enter into forward foreign currency exchange contracts, currency swaps or other privately negotiated currency instruments unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Investment Adviser. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

     Writing and Purchasing Currency Call and Put Options. Each Fund may, to the extent that it invests in foreign securities, write and purchase put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If and when a Fund seeks to close out an option, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by a Fund will be traded on U.S. and foreign exchanges or over-the-counter.

     Options on currency may be used for hedging purposes or to seek to increase total return when the Investment Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not included in the Fund's portfolio.

     A call option written by a Fund obligates a Fund to sell a specified currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option written by a Fund would obligate a Fund to purchase a specified currency from the option holder at a specified price if the option is exercised at any time before the expiration date.

The writing of currency options involves a risk that a Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency's market value or be required to purchase currency subject to a put at a price that exceeds the currency's market value. For a description of how to cover written put and call options, see "Writing Covered Options" above.

     A Fund may terminate its obligations under a call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." A Fund may enter into closing sale transactions in order to realize gains or minimize losses on options purchased by the Fund.

     A Fund would normally purchase call options on foreign currency in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by a Fund are quoted or denominated. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.


     A Fund would normally purchase put options in anticipation of a decline in the U.S. dollar value of currency in which securities in its portfolio are quoted or denominated ("protective puts"). The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the dollar value of a Fund's portfolio securities due to currency exchange rate fluctuations. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying currency or portfolio securities.

     In addition to using options for the hedging purposes described above, the Funds may use options on currency to seek to increase total return. The Funds may write (sell) covered put and call options on any currency in order to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, the Funds may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, the Funds accept, in return for the option premium, the risk that they may be required to purchase the underlying currency at a price in excess of the currency's market value at the time of purchase.

     Special Risks Associated With Options on Currency. An exchange traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

     There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

     A Fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by a Fund.

     The amount of the premiums which a Fund may pay or receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

Currency Swaps, Mortgage Swaps, Credit Swaps, Index Swaps and Interest Rate
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Swaps, Caps, Floors and Collars
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     The Real Estate Securities Fund may enter into currency, mortgage, credit, index and interest rate swaps and other interest rate swap arrangements such as rate caps, floors and collars, for hedging purposes or to seek to increase total return. Currency swaps involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Index swaps involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount at interest rates equal to two specified indices. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment for the other party, upon the occurrence of specified credit events. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

     A Fund will enter into interest rate, mortgage and index swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, index and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, index and mortgage swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate, index or mortgage swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency.
Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the Fund's potential exposure in a transaction involving a swap or an interest rate floor, cap or collar is covered by the segregation of cash or liquid assets or otherwise, the Funds and the Investment Adviser believe that swaps do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

     A Fund will not enter into transactions involving swaps, caps, floors or collars unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the Investment Adviser.

     The use of interest rate, mortgage, index, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used. The Investment Adviser, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of the Funds' transactions in swaps, caps, floors and collars.

Convertible Securities
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     Each Fund may invest in convertible securities. Convertible securities include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. In evaluating a convertible security, the Investment Adviser will give primary emphasis to the attractiveness of the underlying common stock. Convertible debt securities are equity investments for purposes of each Fund's investment policies.

Preferred Securities
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     Each Fund may invest in preferred securities. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer's board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

Equity Swaps
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     Each Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in the particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

     A Fund will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that a Fund is contractually obligated to make.
If the other party to an equity swap defaults, a Fund's risk of loss consists of the net amount of payments that such

Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Funds' potential exposure, the Funds and their Investment Adviser believe that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

     A Fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the Investment Adviser.

Lending of Portfolio Securities
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     Each Fund may lend portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as brokers or dealers and would be required to be secured continuously by collateral in cash, cash equivalents, letters of credit or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Fund would be required to have the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, a Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from investment of the collateral. A Fund would not have the right to vote any securities having voting rights during the existence of the loan, but a Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Investment Adviser to be of good standing, and when, in the judgment of the Investment Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If the Investment Adviser determines to make securities loans, it is intended that the value of the securities loaned would not exceed one-third of the value of the total assets of a Fund (including the loan collateral).


     Cash received as collateral for securities lending transactions may be invested in other investment eligible securities. Investing the collateral subjects it to market depreciation or appreciation, and the Fund is responsible for any loss that may result from its investment of the borrowed collateral.

When-Issued Securities and Forward Commitments
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     Each Fund may purchase when-issued securities and enter into forward commitments. These transactions involve a commitment by a Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or negotiate a commitment after entering into it. A Fund may realize a capital gain or loss in connection with these transactions. For purposes of determining a Fund's duration, the maturity of when-issued or forward commitment securities will be calculated from the commitment date. A Fund is required to segregate until three days prior to the settlement date, cash and liquid assets in an amount sufficient to meet the purchase price. Alternatively, a Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

Investment in Unseasoned Companies
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     Each Fund may invest in companies (including predecessors) which have operated less than three years, except that this limitation does not apply to debt securities which have been rated investment grade or better by at least one nationally recognized statistical ratings organization ("NRSRO"). The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Other Investment Companies
--------------------------


     A Fund reserves the right to invest up to 10% of its total assets in the securities of all investment companies (including SPDRs and WEBS and other exchange-traded funds) but may neither invest more than 5% of its total assets in any one investment company nor acquire more than 3% of the voting securities of any other investment company. Pursuant to an exemptive order obtained from the SEC, the Funds may invest in money market funds for which the Investment Adviser or any of its affiliates serves as investment adviser. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and other fees paid by the Fund. However, to the extent that the Fund invests in a money market fund for which the Investment Adviser or any of its affiliates acts as investment adviser, the advisory and other fees payable by the Fund to the Investment Adviser will be reduced by an amount equal to the Fund's proportionate share of the advisory and administration fees paid by such money market fund to the investment adviser.

     SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange). There is a 5% limit based on total assets on investments by any one Fund in SPDRs. The UIT will issue SPDRs in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of
(a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the Standard & Poor's 500 Composite Stock Price Index (the "S&P Index"), (b) a cash payment equal to a pro rata portion of the dividends accrued on the

UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit.

     SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, the Portfolio must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

     The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Funds could result in losses on SPDRs.


     Each Fund may also purchase shares of investment companies investing primarily in foreign securities, including "country funds." Country funds have portfolios consisting primarily of securities of issuers located in one foreign country or region. Each Fund may, subject to the limitations stated above, invest in World Equity Benchmark Shares ("WEBS") and similar securities that invest in securities included in foreign securities indices.

     The Funds may, subject to the limitations stated above, invest in other types of unaffiliated investment companies issuing shares which are traded like traditional equity securities on a national stock exchange or the NASDAQ National Market System.

Repurchase Agreements
---------------------

     Each Fund may enter into repurchase agreements with dealers in U.S. Government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. A repurchase agreement is an arrangement under which a Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price. Custody of the securities is maintained by a Fund's custodian (or subcustodian). The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the security subject to the repurchase agreement.

     For purposes of the Act and generally for tax purposes, a repurchase agreement is deemed to be a loan from a Fund to the seller of the security. For other purposes, it is not always clear whether a court would consider the security purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in value of the security. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the security, a Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

     The Investment Adviser seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the security. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), a Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

     In addition, a Fund, together with other registered investment companies having advisory agreements with the Investment Adviser or its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Mortgage Dollar Rolls
---------------------

     When Real Estate Securities Fund enters into a mortgage dollar roll, it will segregate cash or liquid assets in an amount equal to the forward purchase price until the settlement date.

Portfolio Turnover
------------------

     Each Fund may engage in active short-term trading to benefit from yield disparities among different issues of securities or among the markets for equity securities, or for other reasons. It is anticipated that the portfolio turnover rate of each Fund will vary from year to year. During the Internet Tollkeeper Fund's first year of operations its portfolio turnover rate is not expected to exceed 50%.

                            INVESTMENT RESTRICTIONS


     The following investment restrictions have been adopted by the Trust as fundamental policies that cannot be changed without the affirmative vote of the holders of a majority (as defined in the Act) of the outstanding voting securities of the affected Fund. The investment objective of each Fund and all other investment policies or practices of each Fund are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. See "Investment Objectives and Policies" in the Prospectus. For purposes of the

Act, "majority" means the lesser of (a) 67% or more of the shares of the Trust or a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or a Fund are present or represented by proxy, or (b) more than 50% of the shares of the Trust or a Fund. For purposes of the following limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund. With respect to the Funds' fundamental investment restriction no. 3, asset coverage of at least 300% (as defined in the Act), inclusive of any amounts borrowed, must be maintained at all times.

     A Fund may not:

          (1) Make any investment inconsistent with the Fund's classification as a diversified company under the Act.

          (2) Invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (other than the Goldman Sachs Real Estate Securities Fund, which will invest at least 25% or more of its total assets in the real estate industry and the Goldman Sachs Internet Tollkeeper Fund which will invest at least 25% of its total assets in companies in one or more of the media, telecommunications, technology and/or internet industries) (excluding the U.S. Government or any of its agencies or instrumentalities).

          (3) Borrow money, except (a) the Fund may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may purchase securities on margin to the extent permitted by applicable law and (e) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings.

          (4) Make loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objective and policies,
               (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law.

          (5) Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.

          (6) Purchase, hold or deal in real estate, although a Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a Fund as a result of the ownership of securities.

          (7) Invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

          (8) Issue senior securities to the extent such issuance would violate applicable law.

     Each Fund may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, restrictions and policies as the Fund.

     In addition to the fundamental policies mentioned above, the Trustees have adopted the following non-fundamental policies which can be changed or amended by action of the Trustees without approval of shareholders.

     A Fund may not:

     (a) Invest in companies for the purpose of exercising control or management.

     (b) Invest more than 15% of the Fund's net assets in illiquid investments including repurchase agreements with a notice or demand period of more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act.

     (c) Purchase additional securities if the Fund's borrowings (excluding covered mortgage dollar rolls) exceed 5% of its net assets.

     (d)  Make short sales of securities, except short sales against the box.

                                  MANAGEMENT

     The Trustees are responsible for deciding matters of general policy and reviewing the actions of the Investment Adviser, distributor and transfer agent. The officers of the Trust conduct and supervise each Fund's daily business operations.


     Information pertaining to the Trustees and officers of the Trust is set forth below. Trustees and officers deemed to be "interested persons" of the Trust for purposes of the Act are indicated by an asterisk.

Name, Age                Positions     Principal Occupation(s)
and Address              with Trust      During Past 5 Years
-----------              ----------    -----------------------
Ashok N. Bakhru, 58      Chairman      Chairman of the Board and Trustee -
P.O. Box 143             & Trustee     Goldman Sachs Variable Insurance Trust
Lima, PA 19037                         (registered investment company) (since
                                       October 1997); President, ABN Associates
                                       (July 1994-March 1996 and November 1998
                                       to present); Executive Vice President -
                                       Finance and Administration and Chief
                                       Financial Officer, Coty Inc.
                                       (manufacturer of fragrances and
                                       cosmetics) (April 1996-November 1998);
                                       Senior Vice President of Scott Paper
                                       Company (until June 1994); Director of
                                       Arkwright Mutual Insurance Company (1984-
                                       1999); Trustee of International House of
                                       Philadelphia (1989-Present); Member of
                                       Cornell University Council (1992-
                                       Present); Trustee of the Walnut Street
                                       Theater (1992-Present); Director, Private
                                       Equity Investors-III (since November
                                       1998); and Trustee, Citizens Scholarship
                                       Foundation of America (since 1998).

Name, Age              Positions       Principal Occupation(s)
and Address            with Trust        During Past 5 Years
-----------            ----------      -----------------------
*David B. Ford, 54      Trustee        Trustee- Goldman Sachs Variable
32 Old Slip                            Insurance Trust (registered investment
New York, NY 10005                     company) (since October 1997); Director,
                                       Commodities Corp. LLC (futures and
                                       commodities traders) (since April 1997);
                                       Managing Director, J. Aron & Company
                                       (commodity dealer and risk management
                                       adviser) (since November 1996); Managing
                                       Director, Goldman Sachs & Co. Investment
                                       Banking Division (since November 1996);
                                       Chief Executive Officer and Director, CIN
                                       Management (investment adviser) (since
                                       August 1996); Chief Executive Officer &
                                       Managing Director and Director, Goldman
                                       Sachs Asset Management International
                                       (since November 1995 and December 1994,
                                       respectively); Co-Head, Goldman Sachs
                                       Asset Management (since November 1995);
                                       Co-Head and Director, Goldman Sachs Funds
                                       Management L.P. (since November 1995 and
                                       December 1994, respectively); and
                                       Chairman and Director, Goldman Sachs
                                       Asset Management Japan Limited (since
                                       November 1994).

*Douglas C. Grip, 37   Trustee         Trustee and President - Goldman Sachs
32 Old Slip            & President     Variable Insurance Trust (registered
New York, NY 10005                     investment company) (since October 1997);
                                       Trustee, Trust for Credit Unions
                                       (registered investment company) (since
                                       March 1998); Managing Director, Goldman
                                       Sachs Asset Management Group (since
                                       November 1997); President, Goldman Sachs
                                       Funds Group (since April 1996); and
                                       President, MFS Retirement Services Inc.,
                                       of Massachusetts Financial Services
                                       (prior thereto).

Name, Age               Positions      Principal Occupation(s)
and Address             with Trust       During Past 5 Years
-----------             ----------     -----------------------
*John P. McNulty, 47      Trustee      Trustee- Goldman Sachs Variable
Old Slip                               Insurance Trust (registered investment
New York, NY 10005                     company) (since October 1997); Managing
                                       Director, Goldman Sachs (since November
                                       1996); Head of Investment Management
                                       Division (since September 1999); General
                                       Partner, J. Aron & Company (commodity
                                       dealer and risk management adviser)
                                       (since November 1995); Director and Co-
                                       Head, Goldman Sachs Funds Management,
                                       L.P. (since November 1995); Director,
                                       Goldman Sachs Asset Management
                                       International (since January 1996); Co-
                                       Head, GSAM (November 1995 - September
                                       1999); Director, Global Capital
                                       Reinsurance (insurance) (since 1989);
                                       Director, Commodities Corp. LLC (since
                                       April 1997); Limited Partner of Goldman
                                       Sachs (1994 - November 1995); and
                                       Trustee, Trust for Credit Unions
                                       (registered investment company) (January
                                       1996-March 1998).

Name, Age               Positions       Principal Occupation(s)
and Address             with Trust        During Past 5 Years
-----------             ----------      -----------------------
Mary P. McPherson, 64    Trustee        Trustee - Goldman Sachs Variable
The Andrew W. Mellon                    Insurance Trust (registered investment
Foundation                              company) (since October 1997); Vice
140 East 62/nd/ Street                  President, The Andrew W. Mellon
New York, NY 10021                      Foundation (provider of grants for
                                        conservation, environmental and
                                        educational purposes) (since October
                                        1997); President of Bryn Mawr College
                                        (1978-1997); Director, Smith College
                                        (since 1998); Director, Josiah Macy, Jr.
                                        Foundation (health educational programs)
                                        (since 1977); Director, the Philadelphia
                                        Contributionship (insurance) (since
                                        1985); Director Emeritus, Amherst
                                        College (1986-1998); Director, Dayton
                                        Hudson Corporation (general retailing
                                        merchandising) (1988-1997); Director,
                                        The Spencer Foundation (educational
                                        research) (since 1993); member of PNC
                                        Advisory Board (banking) (since 1993);
                                        and Director, American School of
                                        Classical Studies in Athens (since
                                        1997).

*Alan A. Shuch, 50      Trustee         Trustee - Goldman Sachs Variable
32 Old Slip                             Insurance Trust (registered investment
New York, NY 10005                      company) (since October 1997); Limited
                                        Partner, Goldman Sachs (since December
                                        1994); Consultant to GSAM (since
                                        December 1994).


Name, Age                   Positions     Principal Occupation(s)
and Address                with Trust       During Past 5 Years
-----------                ----------    -----------------------
Jackson W. Smart, Jr., 69    Trustee     Trustee - Goldman Sachs Variable
One Northfield Plaza,                    Insurance Trust (registered investment
Suite 218                                company) (since October 1997);
Northfield, IL 60093                     President, Board Member and Senior
                                         Advisor, Smart Properties, Inc. (since
                                         January 2000); Chairman, Executive
                                         Committee and Director, First
                                         Commonwealth, Inc. (a managed dental
                                         care company) (January 1996 - August
                                         1999); Chairman and Chief Executive
                                         Officer, MSP Communications Inc. (a
                                         company engaged in radio broadcasting)
                                         (October 1988 - December 1997);
                                         Director, Federal Express Corporation
                                         (NYSE) (since 1976); and Director,
                                         Evanston Northwestern Healthcare (since
                                         1980).

William H. Springer, 70      Trustee     Trustee - Goldman Sachs Variable
701 Morningside Drive                    Insurance Trust (registered investment
Lake Forest, IL 60045                    company)(since October 1997); Director,
                                         The Walgreen Co. (a retail drug store
                                         business) (April 1988 - January 2000);
                                         Director of Baker, Fentress & Co. (a
                                         closed-end, non-diversified management
                                         investment company) (April 1992 -
                                         present); and Chairman and Trustee,
                                         Northern Institutional Funds (since
                                         April 1984).

Name, Age                Positions     Principal Occupation(s)
and Address             with Trust      During Past 5 Years
-----------             ----------     -----------------------
Richard P. Strubel, 60     Trustee      Trustee - Goldman Sachs Variable
500 Lake Cook Road                      Insurance Trust (registered investment
Suite 150                               company)(since October 1997); President
Deerfield, IL 60015                     and COO, UNext.com (provider of
                                        educational services via the internet)
                                        (since 1999); Director, Gildan
                                        Activewear Inc. (since February 1999);
                                        Director of Kaynar Technologies Inc.
                                        (since March 1997); Managing Director,
                                        Tandem Partners, Inc. (1990-1999);
                                        President and Chief Executive Officer,
                                        Microdot, Inc. (a diversified
                                        manufacturer of fastening systems and
                                        connectors) (January 1984 -October
                                        1994); Trustee, Northern Institutional
                                        Funds (since December 1982); and
                                        Director of Cantilever Technologies,
                                        Inc. (since 1999).

*Nancy L. Mucker, 50     Vice           Vice President - Goldman Sachs Variable
4900 Sears Tower        President       Insurance Trust (registered investment
Chicago, IL 60606                       company) (since 1997); Vice President
                                        and Co-Manager of Funds Group
                                        Shareholder Servicing, Goldman Sachs
                                        (since April 1985).

*John M. Perlowski, 35  Treasurer       Treasurer - Goldman Sachs Variable
32 Old Slip                             Insurance Trust (registered investment
New York, NY 10005                      company) (since 1997); Vice President,
                                        Goldman Sachs (since July 1995); and
                                        Banking Director, Investors Bank and
                                        Trust (November 1993 - July 1995).


Name, Age                   Positions  Principal Occupation(s)
and Address                with Trust   During Past 5 Years
-----------                ----------  -----------------------
*James A. Fitzpatrick, 39     Vice      Vice President - Goldman Sachs Variable
4900 Sears Tower             President  Insurance Trust (registered investment
Chicago, IL 60606                       company) (since October 1997); Managing
                                        Director, Goldman Sachs (since October
                                        1999); Vice President of GSAM (April
                                        1997-December 1999); and Vice President
                                        and General Manager, First Data
                                        Corporation - Investor Services Group
                                        (1994 to 1997).

*Jesse Cole, 36               Vice      Vice President - Goldman Sachs Variable
4900 Sears Tower            President   Insurance Trust (registered investment
Chicago, IL 60606                       company) (since 1998); Vice President,
                                        GSAM (since June 1998); Vice President,
                                        AIM Management Group, Inc. (investment
                                        adviser) (April 1996-June 1998); and
                                        Assistant Vice President, The Northern
                                        Trust Company (June 1987-April 1996).

*Philip V. Giuca, Jr., 37   Assistant   Assistant Treasurer - Goldman Sachs
32 Old Slip                 Treasurer   Variable Insurance Trust (registered
New York, NY 10005                      investment company) (since 1997); and
                                        Vice President, Goldman Sachs (May 1992-
                                        Present).

Name, Age                Positions       Principal Occupation(s)
and Address              with Trust        During Past 5 Years
-----------              ----------      -----------------------
*Michael J. Richman, 39  Secretary       Secretary - Goldman Sachs Variable
85 Broad Street                          Insurance Trust (registered investment
New York, NY 10004                       company) (since 1997); General Counsel
                                         of the Funds Group of GSAM (since
                                         December 1997); Associate General
                                         Counsel of GSAM (February 1994 -
                                         December 1997); Counsel to the Funds
                                         Group, GSAM (June 1992 - December
                                         1997); Associate General Counsel,
                                         Goldman Sachs (since December 1998);
                                         Vice President of Goldman Sachs (since
                                         June 1992); and Assistant General
                                         Counsel of Goldman Sachs (June 1992 to
                                         December 1998).

Name, Age                 Positions    Principal Occupation(s)
and Address               with Trust    During Past 5 Years
-----------               ----------   -----------------------

*Howard B. Surloff, 34    Assistant    Assistant Secretary - Goldman Sachs
85 Broad Street           Secretary    Variable Insurance Trust (registered
New York, NY  10004                    investment company) (since 1997);
                                       Assistant General Counsel, GSAM and
                                       General Counsel to the U.S. Funds Group
                                       (since December 1997); Assistant General
                                       Counsel and Vice President, Goldman
                                       Sachs (since November 1993 and May 1994, respectively); Counsel to the Funds
                                       Group, GSAM (November 1993 - December
                                       1997); and Associate of Shereff,
                                       Friedman, Hoffman & Goodman (October
                                       1990 to November 1993).



*Valerie A. Zondorak, 34  Assistant    Assistant Secretary - Goldman Sachs
85 Broad Street           Secretary    Variable Insurance Trust (registered
New York, NY  10004                    investment company) (since 1997);
                                       Assistant General Counsel, GSAM and
                                       Assistant General Counsel to the Fund
                                       Group (since December 1997); Vice
                                       President and Assistant General Counsel,
                                       Goldman Sachs (since March 1997);
                                       Counsel to the Funds Group, GSAM (March
                                       1997 - December 1997); and Associate of
                                       Shereff, Friedman, Hoffman & Goodman
                                       (September 1990 to February 1997).

Name, Age                     Positions    Principal Occupation(s)
and Address                   with Trust    During Past 5 Years
-----------                   ----------   -----------------------


*Deborah A. Farrell, 28       Assistant    Assistant Secretary - Goldman Sachs
85 Broad Street               Secretary    Variable Insurance Trust (registered
New York, NY  10004                        investment company) (since 1997);
                                           Legal Products Analyst, Goldman Sachs
                                           (since December 1998); Legal
                                           Assistant, Goldman Sachs (January
                                           1996-December 1998); Assistant
                                           Secretary to the Funds Group (1996 to
                                           present); Executive Secretary,
                                           Goldman Sachs (January 1994 -January
                                           1996); and Legal Secretary, Cleary,
                                           Gottlieb, Steen and Hamilton
                                           (September 1990 to January 1994) .




*Kaysie P. Uniacke, 39        Assistant    Assistant Secretary - Goldman Sachs
32 Old Slip                   Secretary    Variable Insurance Trust (registered
New York, NY  10005                        investment company) (since 1997);
                                           Managing Director, GSAM (since
                                           1997); and Vice President and
                                           Senior Portfolio Manager, GSAM
                                           (1988 to 1997).

*Elizabeth D. Anderson, 30    Assistant    Assistant Secretary - Goldman Sachs
32 Old Slip                   Secretary    Variable Insurance Trust (registered
New York, NY  10005                        investment company) (since 1997);
                                           Portfolio Manager, GSAM (since April
                                           1996); Junior Portfolio Manager, GSAM
                                           (1995 - April 1996); Funds Trading
                                           Assistant, GSAM (1993 - 1995); and
                                           Compliance Analyst, Prudential
                                           Insurance (1991 - 1993).


*Amy E. Belanger, 30          Assistant    Assistant Secretary - Goldman Sachs
85 Broad Street               Secretary    Variable Insurance Trust (registered
New York, NY  10004                        investment company) (since 1999);
                                           Vice President, Goldman Sachs (since
                                           June 1999); Counsel, Goldman Sachs
                                           (since 1998); and Associate,
                                           Dechert Price & Rhoads (September
                                           1996-1998).

Each interested Trustee and officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. As of March 17, 2000, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of the Funds.

     The Trust pays each Trustee, other than those who are "interested persons" of Goldman Sachs, a fee for each Trustee meeting attended and an annual fee. Such Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings.

The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended December 31, 1999:


                                                                                                    Total Compensation from
                                    Aggregate            Pension or Retirement Benefits              Goldman Trust and the
                                  Compensation              Accrued as Part of Funds'              Goldman Sachs fund complex
Name of Trustee                  from the Funds/2/                   Expenses                       (including the Funds)/3/
---------------                  ----------------        ------------------------------            --------------------------
Ashok N. Bakhru/1/                        $1,112                                  $0                              $159,884
David B. Ford                                  0                                   0                                     0
Douglas C. Grip                                0                                   0                                     0
John P. McNulty                                0                                   0                                     0
Mary P. McPherson                            813                                   0                               118,716
Alan A. Shuch                                  0                                   0                                     0
Jackson W. Smart                             813                                   0                               118,716
William H. Springer                          813                                   0                               118,716
Richard P. Strubel                           813                                   0                               118,716


________________________
/1/ Includes compensation as Chairman of the Board of Trustees.

/2/ Reflects amount paid by the Funds described in this Additional Statement during the fiscal year ended December 31, 1999. The Internet Tollkeeper Fund commenced operations on October 1, 1999.
/3/ The Goldman Sachs Fund complex consists of the Goldman Sachs Trust and
    Goldman Sachs Variable Insurance Trust. Goldman Sachs Trust consisted of 51 mutual funds, including the Funds, on December 31, 1999. Goldman Sachs Variable Insurance Trust consisted of 16 mutual funds as of December 31, 1999.

     Class A Shares of the Funds may be sold at net asset value without payment of any sales charge to Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including rehired employees and former partners), any partnership of which Goldman Sachs is a general partner, any trustee or officer of the Trust and designated family members of any of the above individuals. The sales load waivers are due to the nature of the investors and the reduced sales effort that is needed to obtain such investments.


     The Trust, its Investment Adviser and principal underwriter have adopted codes of ethics under Rule 17j-1 of the Act that permit personnel subject to their particular code of ethics to invest in securities, including securities that may be purchased or held by the Funds.

Management Services

     As stated in the Funds' Prospectuses, GSAM, 32 Old Slip, New York, New York, a unit of the Investment Management Division of Goldman Sachs, 85 Broad Street, New York, New York, serves as Investment Adviser to the Funds. See "Service Providers" in the Funds' Prospectuses for a description of the Investment Adviser's duties to the Funds. The Goldman Sachs Group, Inc., controls the Funds' Investment Adviser.

     Founded in 1869, Goldman Sachs is among the oldest and largest investment banking firms in the United States. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs is also among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24-hours a day. The firm is headquartered in New York and has offices throughout the United States and in Beijing, Frankfurt, George Town, Hong Kong, London, Madrid, Mexico City, Milan, Montreal, Paris, Sao Paulo, Seoul, Shanghai, Singapore, Sydney, Taipei, Tokyo, Toronto, Vancouver and Zurich. It has trading professionals throughout the United States, as well as in London, Tokyo, Hong Kong and Singapore. The active participation of Goldman Sachs in the world's financial markets enhances its ability to identify attractive investments. Goldman Sachs has agreed to permit the Funds to use the name "Goldman Sachs" or a derivative thereof as part of each Fund's name for as long as a Fund's Management Agreement is in effect.

     The Investment Adviser is able to draw on the substantial research and market expertise of Goldman Sachs, whose investment research effort is one of the largest in the industry. The Goldman Sachs Global Investment Research Department covers approximately 2,200 companies, including approximately 1,000 U.S. corporations in 60 industries. The in-depth information and analyses generated by Goldman Sachs' research analysts are available to the Investment Adviser.


     For more than a decade, Goldman Sachs has been among the top-ranked firms in Institutional Investor's annual "All-America Research Team" survey. In addition, many of Goldman Sachs' economists, securities analysts, portfolio strategists and credit analysts have consistently been highly ranked in respected industry surveys conducted in the U.S. and abroad. Goldman Sachs is also among the leading investment firms using quantitative analytics (now used by a growing number of investors) to structure and evaluate portfolios.

     In managing the Funds, the Investment Adviser has access to Goldman Sachs' economics research. The Economics Research Department, based in London, conducts economic, financial and currency markets research which analyzes economic trends and interest and exchange rate movement worldwide. The Economics Research Department tracks factors such as inflation and money supply figures, balance of trade figures, economic growth, commodity prices, monetary and fiscal policies, and political events that can influence interest rates and currency trends. The success of Goldman Sachs' international research team has brought wide recognition to its members. The team has earned top rankings in various external surveys such as Extel, Institutional Investor and Reuters. These rankings acknowledge the achievements of the firm's economists, strategists and equity analysts.

     In allocating assets among foreign countries and currencies for the Funds, the Investment Adviser will have access to the Global Asset Allocation Model. The model is based on the observation that the prices of all financial assets, including foreign currencies, will adjust until investors globally are comfortable holding the pool of outstanding assets. Using the model, the Investment Adviser will estimate the total returns from each currency sector which are consistent with the average investor holding a portfolio equal to the market capitalization of the financial assets among those currency sectors. These estimated equilibrium returns are then combined with the expectations of Goldman Sachs' research professionals to produce an optimal currency and asset allocation for the level of risk suitable for a Fund given its investment objectives and criteria.


     The Management Agreement provides that GSAM, in its capacity as Investment Adviser, may render similar services to others as long as the services under the Management Agreement are not impaired thereby. The Internet Tollkeeper and Real Estate Securities Funds' Management Agreement was initially approved by the Trustees, including a majority of the non-interested Trustees (as defined below) who are not parties to the Management Agreement, on July 27, 1999 and July 22, 1997, respectively. The Management Agreement was most recently approved with respect to each Fund by the Trustees, including a majority of the Trustees who are not parties to the Management Agreement or "interested persons" (as such term is defined in the Act) of any party thereto (the "non-interested Trustees"), on April 25, 2000. The sole shareholder of the Internet Tollkeeper and Real Estate Securities Funds approved these arrangements on September 23, 1999 and July 21, 1997, respectively. The Management Agreement will remain in effect until June 30, 2001 and will continue in effect with respect to the applicable Fund from year to year thereafter provided such continuance is specifically approved at least annually by (a) the vote of a majority of the outstanding voting securities of such Fund or a majority of the Trustees of the Trust, and (b) the vote of a majority of the non-interested Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

     The Management Agreement will terminate automatically if assigned (as defined in the Act). The Management Agreement is also terminable at any time without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the particular Fund on 60 days' written notice to the Investment Adviser and by the Investment Adviser on 60 days' written notice to the Trust.


     Pursuant to the Management Agreement the Investment Adviser is entitled to receive fees, payable monthly, at the annual rate of 1.00% of each Fund's average daily net assets. The Funds had no fee waiver arrangements at the fiscal year ended December 31, 1999 or December 31, 1998.

     For the fiscal years ended December 31, 1999 and December 31, 1998 the amounts of the investment advisory fees incurred by each Fund then in existence were as follows:


                                       Fiscal year ended                     Fiscal year ended
                                          December 31,                         December 31,
                                              1999                                 1998
                                   --------------------------           ---------------------------

Real Estate Securities Fund/1/                     $1,490,779                               $82,560
                                                    1,347,758                                 N/A
Internet Tollkeeper Fund/1,2/

__________________________________

/1/ The Real Estate Securities and Internet Tollkeeper Funds commenced operations on July 27, 1998 and October 1, 1999, respectively.
/2/ During the fiscal year ended December 31, 1998, no shares of the Internet Tollkeeper Fund were offered.

     Under the Management Agreement, the Investment Adviser also: (i) supervises all non-advisory operations of each Fund that it advises; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of each Fund; (iii) arranges for at each Fund's expense: (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders,
(c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains each Fund's records; and (v) provides office space and all necessary office equipment and services.

     Activities of Goldman Sachs and Its Affiliates and Other Accounts Managed by Goldman Sachs. The involvement of the Investment Adviser and Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Funds or impede their investment activities.

     Goldman Sachs and its affiliates, including, without limitation, the Investment Adviser and its advisory affiliates, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) which have investment objectives similar to those of the Funds and/or which engage in transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates are major participants in the global currency, equities, swap and fixed-income markets, in each case both on a proprietary basis and for the accounts of customers. As such, Goldman Sachs and its affiliates are actively engaged in transactions in the same securities, currencies and instruments in which the Funds invest, which could have an adverse impact on each Fund's performance. Such transactions, particularly in respect of proprietary accounts or customer accounts other than those included in the Investment Adviser's and its advisory affiliates' asset management activities, will be executed independently of the Funds' transactions and thus at prices or rates that may be more or less favorable. When the Investment Adviser and its advisory affiliates seek to purchase or sell the same assets for their managed accounts, including the Funds, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for the Funds.

     From time to time, the Funds' activities may be restricted because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Investment Adviser and/or its affiliates will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Investment Adviser and/or its affiliates are performing services or when position limits have been reached.

     In connection with their management of the Funds, the Investment Adviser may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and other affiliates. The Investment Adviser will not be under any obligation, however, to effect transactions on behalf of the Funds in accordance with such analysis and models. In addition, neither Goldman Sachs nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds and it is not anticipated that the Investment Adviser will have access to such information for the purpose of managing the Funds. The proprietary activities or portfolio strategies of Goldman Sachs and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Investment Adviser in managing the Funds.

     The results of each Fund's investment activities may differ significantly from the results achieved by the Investment Adviser and its affiliates for their proprietary accounts or accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that Goldman Sachs and its affiliates and such other accounts will achieve investment results which are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which Goldman Sachs and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

     The investment activities of Goldman Sachs and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain emerging markets in which limitations are imposed upon the aggregate amount of investment, in the aggregate or individual issuers, by affiliated foreign investors.

     An investment policy committee which may include partners of Goldman Sachs and its affiliates may develop general policies regarding a Fund's activities but will not be involved in the day-to-day management of such Fund. In such instances, those individuals may, as a result, obtain information regarding the Fund's proposed investment activities which is not generally available to the public. In addition, by virtue of their affiliation with Goldman Sachs, any such member of an investment policy committee will have direct or indirect interests in the activities of Goldman Sachs and its affiliates in securities and investments similar to those in which the Fund invests.

     In addition, certain principals and certain of the employees of the Investment Adviser are also principals or employees of Goldman Sachs or their affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Funds should be aware.

     The Investment Adviser may enter into transactions and invest in currencies or instruments on behalf of a Fund in which customers of Goldman Sachs serve as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of a Fund, and such party may have no incentive to assure that the Funds obtain the best possible prices or terms in connection with the transactions. Goldman Sachs and its affiliates may also create, write or issue derivative instruments for customers of Goldman Sachs or its affiliates, the underlying securities or instruments of which may be those in which a Fund invests or which may be based on the performance of a Fund. The Funds may, subject to applicable law, purchase investments which are the subject of an underwriting or other distribution by Goldman Sachs or its affiliates and may also enter transactions with other clients of Goldman Sachs or its affiliates where such other clients have interests adverse to those of the Funds. At times, these activities may cause departments of the Firm to give advise to clients that may cause these clients to take actions adverse to the interests of the client. To the extent affiliated transactions are permitted, the Funds will deal with Goldman Sachs and its affiliates on an arms-length basis.

     Each Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. Neither Goldman Sachs nor its affiliates will have any obligation to allow their credit to be used in connection with a Fund's establishment of its business relationships, nor is it expected that a Fund's counterparties will rely on the credit of Goldman Sachs or any of its affiliates in evaluating the Fund's creditworthiness.

     From time to time, Goldman Sachs or any of its affiliates may, but is not required to, purchase and hold shares of a Fund in order to increase the assets of the Fund. Increasing a Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund's expense ratio. Goldman Sachs reserves the right to redeem at any time some or all of the shares of a Fund acquired for its own account. A large redemption of shares of a Fund by Goldman Sachs could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund's investment flexibility, portfolio diversification and expense ratio. Goldman Sachs will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.

     It is possible that a Fund's holdings will include securities of entities for which Goldman Sachs performs investment banking services as well as securities of entities in which Goldman Sachs makes a market. From time to time, Goldman Sachs' activities may limit the Funds' flexibility in purchases and sales of securities. When Goldman Sachs is engaged in an underwriting or other distribution of securities of an entity, the Investment Adviser may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Funds.

Distributor and Transfer Agent
------------------------------

     Goldman Sachs, 85 Broad Street, New York, New York 10004 serves as the exclusive distributor of shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Trust on behalf of each Fund. Shares of the Funds are offered and sold on a continuous basis by Goldman Sachs, acting as agent. Pursuant to the distribution agreement, after the Prospectus and periodic reports have been prepared, set in type and mailed to shareholders, Goldman Sachs will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors. Goldman Sachs will also pay for other supplementary sales literature and advertising costs. Goldman Sachs may enter into sales agreements with certain investment dealers and other financial service firms (the "Authorized Dealers") to solicit subscriptions for shares of the Funds. Goldman Sachs receives a portion of the sales charge imposed on the sale, in the case of Class A Shares, or redemption in the case of Class B and Class C Shares (and in certain cases, Class A Shares), of such Fund shares.

     Goldman Sachs retained approximately the following combined commissions on sales of Class A, Class B and Class C Shares during the following periods:

                                      Fiscal year ended       Fiscal year ended
                                         December 31,            December 31,
                                             1999                    1998

Real Estate Securities Fund 1            $  962,000               $ 125,000
Internet Tollkeeper Fund 1,2              2,076,000                     N/A

----------------------
1 The Real Estate Securities and Internet Tollkeeper Funds commenced operations on July 27, 1998 and October 1, 1999, respectively.
2 During the fiscal year ended December 31, 1998 no shares of the Internet
  Tollkeeper Fund were offered.

     Goldman Sachs, 4900 Sears Tower, Chicago, IL 60606 serves as the Trust's transfer agent. Under its transfer agency agreement with the Trust, Goldman Sachs has undertaken with the Trust to: (i) record the issuance, transfer and redemption of shares, (ii) provide purchase and redemption confirmations and quarterly statements, as well as certain other statements, (iii) provide certain information to the Trust's custodian and the relevant sub-custodian in connection with redemptions, (iv) provide dividend crediting and certain disbursing agent services, (v) maintain shareholder accounts, (vi) provide certain state Blue Sky and other information, (vii) provide shareholders and certain regulatory authorities with tax related information, (viii) respond to shareholder inquiries, and (ix) render certain other miscellaneous services. For its transfer agency services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an ongoing basis, to 0.04% of average daily net assets with respect to each Fund's Institutional and Service Shares and 0.19% of average daily net assets with respect to each Fund's Class A, Class B and Class C Shares.

     As compensation for the services rendered to the Trust by Goldman Sachs as transfer agent and the assumption by Goldman Sachs of the expenses related thereto, Goldman Sachs received fees for the fiscal years ended December 31, 1999 and December 31, 1998 from each Fund then in existence as follows under the fee schedules then in effect:

                                   Fiscal year ended     Fiscal year ended
                                     December 31,           December 31,
                                         1999                   1998
                                 ---------------------  --------------------
Real Estate Securities Fund/1/                $203,038                $4,197
Internet Tollkeeper Fund/1,2/                  246,740                   N/A



_________________________________________________

/1/ Real Estate Securities and Internet Tollkeeper Funds commenced operations on July 27, 1998 and October 1, 1999, respectively.
/2/ During the fiscal year ended December 31, 1998, no shares of the Internet Tollkeeper Fund were offered.

     The Trust's distribution and transfer agency agreements each provide that Goldman Sachs may render similar services to others so long as the services Goldman Sachs provides thereunder are not impaired thereby. Such agreements also provide that the Trust will indemnify Goldman Sachs against certain liabilities.


Expenses

     The Trust, on behalf of each Fund, is responsible for the payment of each Fund's respective expenses. The expenses include, without limitation, the fees payable to the Investment Adviser, service fees paid to Service Organizations, the fees and expenses of the

Trust's custodian and subcustodians, transfer agent fees, brokerage fees and commissions, filing fees for the registration or qualification of the Trust's shares under federal or state securities laws, expenses of the organization of the Trust, fees and expenses incurred by the Trust in connection with membership in investment company organizations, taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of GSAM, Goldman Sachs Asset Management International ("GSAMI") and Goldman Sachs with respect to the Trust), expenses of preparing and setting in type prospectuses, statements of additional information, proxy material, reports and notices and the printing and distributing of the same to the Trust's shareholders and regulatory authorities, any expenses assumed by a Fund pursuant to its distribution and service plans, compensation and expenses of its "non-interested" Trustees and extraordinary expenses, if any, incurred by the Trust. Except for fees under any service plan or distribution and service plan applicable to a particular class and transfer agency fees, all Fund expenses are borne on a non-class specific basis.

     The imposition of the Investment Adviser's fees, as well as other operating expenses, will have the effect of reducing the total return to investors. From time to time, the Investment Adviser may waive receipt of is fees and/or voluntarily assume certain expenses of a Fund, which would have the effect of lowering that Fund's overall expense ratio and increasing total return to investors at the time such amounts are waived or assumed, as the case may be.

     The Investment Adviser voluntarily has agreed to reduce or limit certain "Other Expenses" (excluding management, distribution and service fees, transfer agency fees, service share fees, taxes, interest, brokerage, and litigation, indemnification and other extraordinary expenses) for the Internet Tollkeeper and Real Estate Securities Funds to the extent such expenses exceed 0.06% and 0.00%, of each Fund's average daily net assets.

     Such reductions or limits, if any, are calculated monthly on a cumulative basis and may be discontinued or modified by the applicable Investment Adviser in its discretion at any time.

     Fees and expenses of legal counsel, registering shares of a Fund, holding meetings and communicating with shareholders may include an allocable portion of the cost of maintaining an internal legal and compliance department. Each Fund may also bear an allocable portion of the Investment Adviser's costs of performing certain accounting services not being provided by a Fund's Custodian.



                                 REIMBURSEMENT

     For the fiscal years ended December 31, 1999 and December 31, 1998, the amounts of certain "Other Expenses" of each Fund then in existence that were reduced or otherwise limited were as follows under the expense limitations that were then in effect:

                                                    Fiscal year ended                  Fiscal year ended

                                                    December 31, 1999                  December 31, 1998
                                             --------------------------------  ----------------------------------
Real Estate Securities Fund/1/                                       $404,669                            $151,035
Internet Tollkeeper Fund/1,2/                                         390,663                                 N/A

_________________________________________________

/1/ The Real Estate Securities and Internet Tollkeeper Funds commenced operations on July 27, 1998 and October 1, 1999, respectively.
/2/ During the fiscal year ended December 31, 1998, no shares of the Internet Tollkeeper Fund were offered.


Custodian and Sub-Custodians
----------------------------

     State Street, P.O. Box 1713, Boston, Massachusetts 02105, is the custodian of the Trust's portfolio securities and cash. State Street also maintains the Trust's accounting records. State Street may appoint domestic and foreign sub-custodians from time to time to hold certain securities purchased by the Trust and to hold cash for the Trust.

Independent Public Accountants
------------------------------


     For the fiscal year ended December 31, 1999, Arthur Andersen LLP, former independent public accountants to the Funds, 225 Franklin Street, Boston, Massachusetts 02110, served as auditors of the Funds. Ernst & Young LLP, independent public accountants, 787 Seventh Avenue, New York, New York 10019, have been selected as auditors of the Funds of the Trust for the fiscal year ending December 31, 2000. In addition to audit services, Ernst & Young LLP will prepare the Fund's federal and state tax returns, and will provide consultation and assistance on accounting, internal control and related matters.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Investment Adviser is responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs.


     In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     In placing orders for portfolio securities of a Fund, the Investment Adviser is generally required to give primary consideration to obtaining the most favorable execution and net price available. This means that the Investment Adviser will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. Such practice is subject to a good faith determination that such commission is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. While the Investment Adviser generally seeks reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Investment Adviser will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of a Fund, the Investment Adviser and its affiliates, or their other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities and other products or services (e.g., quotation equipment and computer related costs and expenses), advice concerning the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or the purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts, effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) and providing lawful and appropriate assistance to the Investment Adviser in the performance of their decision-making responsibilities. Such services are used by the Investment Adviser in connection with all of their investment activities, and some of such services obtained in connection with the execution of transactions for a Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of a Fund, and the services furnished by such brokers may be used by the Investment Adviser in providing management services for the Trust.

     In circumstances where two or more broker-dealers offer comparable prices and execution capability, preference may be given to a broker-dealer which has sold shares of the Fund as well as shares of other investment companies or accounts managed by the Investment Adviser. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the Fund.

     On occasions when the Investment Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as its other customers (including any other fund or other investment company or advisory account for which the Investment Adviser acts as investment adviser or sub-investment adviser), the Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to such Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for a Fund.

     Commission rates in the U.S. are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees.


     Subject to the above considerations, the Investment Adviser may use Goldman Sachs as a broker for a Fund. In order for Goldman Sachs to effect any portfolio transactions for each Fund, the commissions, fees or other remuneration received by Goldman Sachs must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow Goldman Sachs to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including a majority of the Trustees who are not "interested" Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Goldman Sachs are consistent with the foregoing standard. Brokerage transactions with Goldman Sachs are also subject to such fiduciary standards as may be imposed upon Goldman Sachs by applicable law.

For the fiscal years ended December 31, 1999 and December 31, 1998, each Fund in existence paid brokerage commissions as follows:

                                                         Total                    Total                  Brokerage
                                                       Brokerage                Amount of               Commissions
                                   Total              Commissions              Transaction                 Paid
                                 Brokerage              Paid to                 on which                to Brokers
                                Commissions            Affiliated              Commissions               Providing
                                    Paid                 Persons                   Paid                   Research
                             ------------------    --------------------   -----------------------    -------------------
Fiscal Year Ended
December 31, 1999:
Real Estate Securities Fund            $452,425          $17,090(4%)1      $  190,627,802(4%)2                N/A
Internet Tollkeeper Fund/3/            $512,326          $11,040(2%)1      $1,234,176,060(1%)2                N/A

-------------------------

/1/  Percentage of total commissions paid.
/2/ Percentage of total amount of transactions involving the payment of commissions effected through affiliated persons.
/3/  The Internet Tollkeeper Fund commenced operations on October 1, 1999.

                                                         Total                    Total                  Brokerage
                                                       Brokerage                Amount of               Commissions
                                   Total              Commissions              Transaction                 Paid
                                 Brokerage              Paid to                 on which                to Brokers
                                Commissions            Affiliated              Commissions               Providing
                                    Paid                 Persons                   Paid                   Research
                             ------------------    --------------------   -----------------------    -------------------
Fiscal Year Ended
December 31, 1998:
Real Estate Securities Fund            $133,807           $5,806(4%)1        $61,448,321(9%)2             $   N/A
Internet Tollkeeper Fund3                N/A                  N/A                    N/A                      N/A

-------------------------

/1/  Percentage of total commissions paid.
/2/ Percentage of total amount of transactions involving the payment of commissions effected through affiliated persons.
/3/  The Internet Tollkeeper Fund commenced operations on October 1, 1999.

     During the fiscal year ended December 31, 1999, the Funds acquired and sold securities of their regular broker-dealers. As of December 31, 1999, the Funds held the following amounts of securities of their regular broker-dealers, as defined in Rule 10b-1 under the Act, or their parents:

Fund                                                      Broker/Dealer                           Amount
----------------------------------------  ---------------------------------------------  -------------------------
Real Estate Securities Fund                                    N/A                                  N/A

Internet Tollkeeper Fund                  Morgan Stanley & Co.                                         $18,413,818

                                NET ASSET VALUE


     Under the Act, the Trustees are responsible for determining in good faith the fair value of securities of each Fund. In accordance with procedures adopted by the Trustees, the net value per share of each class of each Fund is calculated by determining the value of the net assets attributed to each class of that Fund and dividing by the number of outstanding shares of that class. All securities are valued as of the close of regular trading on the New York Stock Exchange (normally, but not always, 4:00 p.m. New York time) on each Business Day. The term "Business Day" means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day (observed).

     In the event that the New York Stock Exchange or the national securities exchange on which stock options are traded adopt different trading hours on either a permanent or temporary basis, the Trustees will reconsider the time at which net asset value is computed. In addition, each Fund may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.


     Portfolio securities of the Fund for which accurate market quotations are available are valued as follows: (a) securities listed on any U.S. or foreign stock exchange or on the National Association of Securities Dealers Automated Quotations System ("NASDAQ") will be valued at the last sale price on the exchange or system in which they are principally traded on the valuation date. If there is no sale on the valuation day, securities traded will be valued at the closing bid price, or if a closing bid price is not available, at either the exchange or system-defined close price on the exchange or system in which such securities are principally traded. If the relevant exchange or system has not closed by the above-mentioned time for determining the Funds net asset value, the securities will be valued at the last sale price, or if not available at the bid price at the time the net asset value is determined; (b) over-the-counter securities not quoted on NASDAQ will be valued at the last sale price on the valuation day or, if no sale occurs, at the last bid price at the time net asset value is determined; (c) equity securities for which no prices are obtained under section (a) or (b) including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued at their fair value in accordance with procedures approved by the Board of Trustees; (d) fixed-income securities with a remaining maturity of 60 days or more for which accurate market quotations are readily available will normally be valued according to dealer-supplied bid quotations or bid quotations from a recognized pricing service (e.g., Merrill Lynch, J.J. Kenny, Muller Data Corp., Bloomberg, EJV, Reuters or Standard & Poor's); (e) fixed-income securities for which accurate market quotations are not readily available are valued by the Investment Adviser based on valuation models that take into account spread and daily yield changes on government securities in the appropriate market (i.e., matrix pricing); (f) debt securities with a remaining maturity of 60 days or less are valued by the Investment Adviser at amortized cost, which the Trustees have determined to approximate fair value; and (g) all other instruments, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued at fair value in accordance with the valuation procedures approved by the Board of Trustees.

     The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at current exchange rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Board of Trustees.

     Generally, trading in securities on European and Far Eastern securities exchanges and on over-the-counter markets is substantially completed at various times prior to the close of business on each Business Day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days in New York. Furthermore, trading takes place in various foreign markets on days which are not Business Days in New York and days on which the Funds' net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. The impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York Stock Exchange will normally not be reflected in a Fund's next determined NAV unless the Trust, in its discretion, makes an adjustment in light of the nature and materiality of the event, its effect on Fund operations and other relevant factors.

     The proceeds received by each Fund and each other series of the Trust from the issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund or series. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses of the Trust with respect to the Funds and the other series of the Trust are generally allocated in proportion to the net asset values of the respective Funds or series except where allocations of direct expenses can otherwise be fairly made.

                            PERFORMANCE INFORMATION

     Each Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports or sales literature. Average annual total return and yield are computed pursuant to formulas specified by the SEC.

     Thirty-day yield is derived by dividing net investment income per share earned during the period by the maximum public offering price per share on the last day of such period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

     Distribution rate for a specified period is calculated by annualizing distributions of net investment income for such period and dividing this amount by the net asset value per share or maximum public offering price on the last day of the period.

     Average annual total return for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

     Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a $1,000 investment (made at the maximum public offering price with all distributions reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period. The table set forth below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in a Fund for the periods indicated.

     Total return calculations for Class A Shares reflect the effect of paying the maximum initial sales charge. Investment at a lower sales charge would result in higher performance figures. Total return calculations for Class B and Class C Shares reflect deduction of the applicable CDSC imposed upon redemption of Class B and Class C Shares held for the applicable period. Each Fund may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts graphs or schedules. In addition, each Fund may furnish total return calculations based on investments at various sales charge levels or at NAV. Any performance information which is based on a Fund's NAV per Share would be reduced if any applicable sales charge were taken into account. In addition to the above, each Fund may from time to time advertise its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and investments for which reliable performance information is available. The Funds' performance quotations do not reflect any fees charged by an Authorized Dealer, Service Organization or other financial intermediary to its customer accounts in connection with investments in the Funds.

     Occasionally, statistics may be used to specify Fund volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a Fund relative to the total market. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

     From time to time the Trust may publish an indication of a Fund's past performance as measured by independent sources such as (but not limited to) Lipper Analytical Services, Inc., Morningstar Mutual Funds, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Micropal, Barron's, Business Week, Consumer's Digest, Consumer's Report, Investors Business Daily, The New York Times, Kiplinger's Personal Finance Magazine, Changing Times, Financial World, Forbes, Fortune, Money, Personal Investor, Sylvia Porter's Personal Finance and The Wall Street Journal. The Trust may also advertise information which has been provided to the NASD for publication in regional and local newspapers. In addition, the Trust may from time to time advertise a Fund's performance relative to certain indices and benchmark investments, including: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed-Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Salomon Brothers' World Bond Index (which measures the total return in U.S. dollar terms of government bonds, Eurobonds and foreign bonds of ten countries, with all such bonds having a minimum maturity of five years); (f) the Lehman Brothers Aggregate Bond Index or its component indices; (g) the Standard & Poor's Bond Indices (which measure yield and price of corporate, municipal and U.S. Government bonds); (h) the J.P. Morgan Global Government Bond Index; (i) other taxable investments including certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts, money market mutual funds and repurchase agreements;
(j) Donoghues' Money Fund Report (which provides industry averages for 7-day annualized and compounded yields of taxable, tax-free and U.S. Government money funds); (k) the Hambrecht & Quist Growth Stock Index; (l) the NASDAQ OTC Composite Prime Return; (m) the Russell Midcap Index; (n) the Russell 2000 Index-Total Return; (o) the Russell 1000 Value Index; (p) the Russell 1000 Growth Index-Total Return; (q) the Value-Line Composite-Price Return; (r) the Wilshire 4500 Index; (s) the FT-Actuaries Europe and Pacific Index; (t) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers, First Boston Corporation, Morgan Stanley (including the EAFE Indices, the Morgan Stanley Capital International Combined Asia ex Japan Free Index and the Morgan Stanley Capital International Emerging Markets Free Index), Salomon Brothers, Merrill Lynch, Donaldson Lufkin and Jenrette or other providers of such data; (u) CDA/Wiesenberger Investment Companies Services or Wiesenberger Investment Companies Service; (v) The Goldman Sachs Commodities Index; (w) information produced by Micropal, Inc.; and (x) The Tokyo Price Index. The composition of the investments in such indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of a Fund's portfolio. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by a Fund to calculate its performance figures.

     Information used in advertisements and materials furnished to present and prospective investors may include statements or illustrations relating to the appropriateness of certain types of securities and/or mutual funds to meet specific financial goals. Such information may address:

  .       cost associated with aging parents;

  .       funding a college education (including its actual and estimated cost);

  .       health care expenses (including actual and projected expenses);

  .       long-term disabilities (including the availability of, and coverage provided by, disability insurance);

  .       retirement (including the availability of social security benefits, the tax treatment of such benefits and statistics and other information relating to maintaining a particular standard of living and outliving existing assets);

  .       asset allocation strategies and the benefits of diversifying among asset classes;

  .       the benefits of international and emerging market investments;

  .       the effects of inflation on investing and saving;

  .       the benefits of establishing and maintaining a regular pattern of investing and the benefits of dollar-cost averaging; and

  .       measures of portfolio risk, including but not limited to, alpha, beta and standard deviation.

The Trust may from time to time use comparisons, graphs or charts in advertisements to depict the following types of information:

  .       the performance of various types of securities (common stocks, small company stocks, long-term government bonds, treasury bills and certificates of deposit) over time. However, the characteristics of these securities are not identical to, and may be very different from, those of a Fund's portfolio;

  .       the dollar and non-dollar based returns of various market indices
     (i.e., Morgan Stanley Capital International EAFE Index, FT-Actuaries Europe & Pacific Index and the Standard & Poor's Index of 500 Common Stocks) over varying periods of time;

  .       total stock market capitalizations of specific countries and regions on a global basis;

  .       performance of securities markets of specific countries and regions;
     and

  .       value of a dollar amount invested in a particular market or type of security over different periods of time.

  In addition, the Trust may from time to time include rankings of Goldman, Sachs & Co.'s research department by publications such as the Institutional Investor and the Wall Street Journal in advertisements.

                                 INTRODUCTION
                          VALUE OF $1,000 INVESTMENT
                         (AVERAGE ANNUAL TOTAL RETURN)


                                                                                                              Assuming no voluntary
                                                                                                              waiver of fees and no
                                                                                                              expense reimbursements
                                                                                                              ----------------------
                                                                                     Assumes                   Assumes
                                                                                     maximum                   maximum
                                                                                     Applicable     Assumes    Applicable  Assumes
Fund                            Class            Time Period                         sales          no sales   sales       no sales
                                                                                     Charge**       Charge     Charge**    Charge
----                            -----            -----------                         ----------     --------   ----------  --------
Real Estate Securities Fund       A              7/27/98-12/31/99 - Since inception    (8.94)%        (5.28)%      (9.78)%  (6.16)%
Real Estate Securities Fund       A               1/1/99-12/31/99 - One year           (6.51)%        (1.02)%      (6.99)%  (1.53)%
Real Estate Securities Fund       B              7/27/98-12/31/99 - Since inception    (8.65)%        (6.01)%      (9.34)%  (6.70)%
Real Estate Securities Fund       B               1/1/99-12/31/99 - One year           (6.65)%        (1.73)%      (6.91)%  (1.99)%
Real Estate Securities Fund       C              7/27/98-12/31/99 - Since inception    (6.03)%        (6.03)%      (6.71)%  (6.71)%
Real Estate Securities Fund       C               1/1/99-12/31/99 - One year           (2.79)%        (1.80)%      (3.05)%  (2.06)%
Real Estate Securities Fund       Institutional  7/27/98-12/31/99 - Since inception      N/A          (4.91)%        N/A    (5.62)%
Real Estate Securities Fund       Institutional   1/1/99-12/31/99 - One year             N/A          (0.64)%        N/A    (0.91)%
Real Estate Securities Fund       Service        7/27/98-12/31/99 - Since inception      N/A          (5.38)%        N/A    (6.13)%
Real Estate Securities Fund       Service         1/1/99-12/31/99 - One Year             N/A          (1.12)%        N/A    (1.46)%

Internet Tollkeeper Fund          A              10/1/99-12/31/99 - Since inception*    81.95%         92.50%       81.84%   92.39%
Internet Tollkeeper Fund          B              10/1/99-12/31/99 - Since inception*    87.00%         92.00%       86.89%   91.89%
Internet Tollkeeper Fund          C              10/1/99-12/31/99 - Since inception*    90.90%         91.90%       90.79%   91.79%
Internet Tollkeeper Fund          Institutional  10/1/99-12/31/99 - Since inception*      N/A          92.50%        N/A     92.39%
Internet Tollkeeper Fund          Service        10/1/99-12/31/99 - Since inception*      N/A          92.30%        N/A     92.19%

__________________________

* Represents an aggregate total return (not annualized) since this class has not completed a full twelve months of operations.

** Total return reflects a maximum initial sales charge of 5.5% for Class A Shares, the assumed deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase).

     From time to time advertisements or information may include a discussion of the origin, evolution and growth of the Internet, the benefits of the Internet to consumers and businesses and the impact of the Internet on society in general and more specifically on the investment landscape.

     From time to time, advertisements or information may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail in the communication.

     The Trust may from time to time summarize the substance of discussions contained in shareholder reports in advertisements and publish the Investment Adviser's views as to markets, the rationale for a Fund's investments and discussions of a Fund's current asset allocation.

     In addition, from time to time, advertisements or information may include a discussion of asset allocation models developed by GSAM and/or its affiliates, certain attributes or benefits to be derived from asset allocation strategies and the Goldman Sachs mutual funds that may be offered as investment options for the strategic asset allocations. Such advertisements and information may also include GSAM's current economic outlook and domestic and international market views to suggest periodic tactical modifications to current asset allocation strategies. Such advertisements and information may include other materials which highlight or summarize the services provided in support of an asset allocation program.

     A Fund's performance data will be based on historical results and will not be intended to indicate future performance. A Fund's total return and yield will vary based on market conditions, portfolio expenses, portfolio investments and other factors. The value of a Fund's shares will fluctuate and an investor's shares may be worth more or less than their original cost upon redemption. The Trust may also, at its discretion, from time to time make a list of a Fund's holdings available to investors upon request.

     Total return will be calculated separately for each class of shares in existence. Because each class of shares is subject to different expenses, total return with respect to each class of shares of a Fund will differ.

                              SHARES OF THE TRUST

     The Trustees have authority under the Trust's Declaration of Trust to create and classify shares of beneficial interest in separate series, without further action by shareholders. The Trustees also have authority to classify and reclassify any series of shares into one or more classes of shares. As of the date of this Additional Statement, the Trustees have classified the shares of each of the Funds into five classes: Institutional Shares, Service Shares, Class A Shares, Class B Shares and Class C Shares.

     Each Institutional Share, Service Share, Class A Share, Class B Share and Class C Share of a Fund represents a proportionate interest in the assets belonging to the applicable class of the

Fund. All expenses of a Fund are borne at the same rate by each class of shares, except that fees under Service Plans are borne exclusively by Service Shares, fees under Distribution and Service Plans are borne exclusively by Class A, Class B or Class C Shares and transfer agency fees are borne at different rates by different share classes. The Trustees may determine in the future that it is appropriate to allocate other expenses differently between classes of shares and may do so to the extent consistent with the rules of the SEC and positions of the Internal Revenue Service. Each class of shares may have different minimum investment requirements and be entitled to different shareholder services. With limited exceptions, shares of a class may only be exchanged for shares of the same or an equivalent class of another fund. See "Shareholder Guide" in the Prospectus. In addition, the fees and expenses set forth below for each class may be subject to voluntary fee waivers or reimbursements, as discussed more fully in the Prospectus.

     Institutional Shares may be purchased at net asset value without a sales charge for accounts in the name of an investor or institution that is not compensated by a Fund under a Plan for services provided to the institution's customers.

     Service Shares may be purchased at net asset value without a sales charge for accounts held in the name of an institution that, directly or indirectly, provides certain account administration and shareholder liaison services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Service Shares. Service Shares bear the cost of account administration fees at the annual rate of up to 0.50% of the average daily net assets of the Fund attributable to Service Shares.

     Class A Shares are sold, with an initial sales charge of up to 5.5%, through brokers and dealers who are members of the National Association of Securities Dealers, Inc. and certain other financial service firms that have sales agreements with Goldman Sachs. Class A Shares bear the cost of distribution and service fees at the aggregate rate of up to 0.25% of the average daily net assets of Class A Shares of the Internet Tollkeeper Fund and 0.50% of the average daily net assets of the Real Estate Securities Fund. With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Services Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on "service fees" imposed by the NASD.

     Class B Shares of the Funds are sold subject to a contingent deferred sales charge of up to 5.0% through brokers and dealers who are members of the National Association of Securities Dealers, Inc. and certain other financial services firms that have sales arrangements with Goldman Sachs. Class B Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributable to Class B Shares. Class B Shares also bear the cost of service fees at an annual rate of up to 0.25% of the average daily net assets attributable to Class B Shares.

     Class C Shares of the Funds are sold subject to a contingent deferred sales charge of up to 1.0% through brokers and dealers who are members of the National Association of Securities Dealers, Inc. and certain other financial services firms that have sales arrangements with

Goldman Sachs. Class C Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributable to Class C Shares. Class C Shares also bear the cost of service fees at an annual rate of up to 0.25% of the average daily net assets attributable to Class C Shares.

     It is possible that an institution or its affiliate may offer different classes of shares (i.e., Institutional, Service, Class A Shares, Class B Shares and Class C Shares) to its customers and thus receive different compensation with respect to different classes of shares of each Fund. Dividends paid by each Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time on the same day and will be the same amount, except for differences caused by the differences in expenses discussed above. Similarly, the net asset value per share may differ depending upon the class of shares purchased.

     Certain aspects of the shares may be altered after advance notice to shareholders if it is deemed necessary in order to satisfy certain tax regulatory requirements.

     When issued for the consideration described in the Prospectus, shares are fully paid and non-assessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable class of the relevant Fund available for distribution to such shareholders. All shares are freely transferable and have no preemptive, subscription or conversion rights.

     As of March 17, 2000 the following entities owned of record or beneficially more than 5% of the outstanding shares of the Real Estate Securities Fund's Institutional Shares: First National Bank of North Dakota, P.O. Box 6001, Grand Forks, ND 58206-6001 (11%); State Street Bank and Trust Company, Omnibus A/C - Growth and Income Fund, P.O. Box 1713, Boston, MA 02105-1713 (6%) and State Street Bank & Trust Co., FBO Goldman Sachs Growth and Income Strategy Omnibus A/C, P.O. Box 1713, Boston, MA 02105 (6%).

     As of March 17, 2000 the following entity owned of record or beneficially more than 5% of the outstanding securities of the Internet Tollkeeper Fund's Class B Shares: Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of Its Customers, Attn: Service Team Sec #9EH18, Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3/rd/ Fl., Jacksonville, FL 32246 (6%).

     The Act requires that where more than one class or series of shares exists, each class or series must be preferred over all other classes or series in respect of assets specifically allocated to such class or series. In addition, Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of trustees from the separate voting requirements of Rule 18f-2.

     The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of the shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders including the elections of Trustees (this method of voting being referred to as "dollar based voting"). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees, if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.

     The Declaration of Trust provides for indemnification of Trustees, officers, employees and agents of the Trust unless the recipient is adjudicated
(i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office or (ii) not to have acted in good faith in the reasonable belief that such person's actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason, the shareholder or former shareholder (or heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

     The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust, series or its respective shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any successor series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, series or class or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

     The Declaration of Trust authorizes the Trustees without shareholder approval to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or their organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company.

     The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would adversely affect the voting rights of shareholder; (ii) that is required by law to be approved by shareholders;
(iii) that would amend the provisions of the Declaration of Trust regarding amendments and supplements thereto; or (iv) that the Trustees determine to submit to shareholders.

     The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. The Series Trustees have, to the exclusion of any other Trustees of the Delaware Trust, all the powers and authorities of Trustees under the Declaration of Trust with respect to any other series or class.

Shareholder and Trustee Liability
---------------------------------

     Under Delaware Law, the shareholders of the Funds are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a Fund. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a series or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for all loss suffered by a shareholder as a result of an obligation of the series. The Declaration of Trust also provides that a series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders of a Delaware business trust is remote.

     In addition to the requirements under Delaware law, the Declaration of Trust provides that shareholders of a series may bring a derivative action on behalf of the series only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the series, or 10% of the outstanding shares of the class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of and to employ other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the series for the expense of any such advisers in the event that the Trustees determine not to bring such action.

     The Declaration of Trust further provides that the Trustees will not be liable for error of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.


                                    TAXATION

     The following is a summary of the principal U.S. federal income, and certain state and local, tax considerations regarding the purchase, ownership and disposition of shares in each Fund of the Trust. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in each Fund. The summary is based on the laws in effect on the date of this Additional Statement, which are subject to change.

General


     Each Fund is a separate taxable entity. The Real Estate Securities and Internet Tollkeeper Funds have elected to be treated and intend to qualify for each taxable year as a regulated investment company under Subchapter M of the Code.

     There are certain tax requirements that all funds must follow in order to avoid federal taxation. In its efforts to adhere to these requirements, the Funds may have to limit their investment activities in some types of instruments. Qualification as a regulated investment company under the Code requires, among other things, that (a) a Fund derive at least 90% of its gross income for its taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"); and (b) such Fund diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of such Fund's total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of such Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses. For purposes of the 90% gross income test, income that a Fund earns from equity interests in certain entities that are not treated as corporations (e.g., partnerships or trusts) for U.S. tax purposes will generally have the same character for such Fund as in the hands of such an entity; consequently, a Fund may be required to limit its equity investments in such entities that earn fee income, rental income, or other nonqualifying income. In addition, future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to a Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures and forward or swap contracts for purposes other than hedging currency risk with respect to securities in a Fund's portfolio or anticipated to be acquired may not qualify as "directly-related" under these tests.

     If a Fund complies with such provisions, then in any taxable year in which such Fund distributes, in compliance with the Code's timing and other requirements, at least 90% of its "investment company taxable income" (which includes dividends, taxable interest, taxable accrued original issue discount and market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains and any other taxable income other than "net capital gain," as defined below, and is reduced by deductible expenses), and at least 90% of the excess of its gross tax-exempt interest income (if any) over certain disallowed deductions, such Fund (but not its shareholders) will be relieved of federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if a Fund retains any investment company taxable income or "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), it will be subject to a tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to 65% of the amount of undistributed net capital gain included in the shareholder's gross income. Each Fund intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income, net capital gain and any net tax-exempt interest. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors and may therefore make it more difficult for such a Fund to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. However, each Fund generally expects to be able to obtain sufficient cash to satisfy such requirements from new investors, the sale of securities or other sources. If for any taxable year a Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

     In order to avoid a 4% federal excise tax, each Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for the previous year that were not distributed for such year and on which the Fund paid no federal income tax. For federal income tax purposes, dividends declared by a Fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following year are taxable to such shareholders as if received on December 31 of the year declared. The Funds anticipate that they will generally make timely distributions of income and capital gains in compliance with these requirements so that they will generally not be required to pay the excise tax. For federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations. At December 31, 1999, the Funds had no capital loss carry forwards.

     Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Certain of the futures contracts, forward contracts and options held by a Fund will be required to be "marked-to-market" for federal income tax purposes, that is, treated as having been sold at their fair market value on the last day of the Fund's taxable year. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of these futures contracts, forward contracts, or options will (except for certain foreign currency options, forward contracts, and futures contracts) be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by a Fund, the Fund may be required to defer the recognition of losses on futures contracts, forward contracts, and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions held by such Fund and the characterization of gains or losses as long-term or short-term may be changed. The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing and character of a Fund's distributions to shareholders. Application of certain requirements for qualification as a regulated investment company and/or these tax rules to certain investment practices, such as dollar rolls, or certain derivatives such as interest rate swaps, floors, caps and collars and currency, mortgage or index swaps may be unclear in some respects, and a Fund may therefore be required to limit its participation in such transactions. Certain tax elections may be available to a Fund to mitigate some of the unfavorable consequences described in this paragraph.

     Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments that may affect the amount, timing and character of income, gain or loss recognized by a Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. If a net foreign exchange loss treated as ordinary loss under Section 988 of the Code were to exceed a Fund's investment company taxable income (computed without regard to such loss) for a taxable year, the resulting loss would not be deductible by the Fund or its shareholders in future years. Net loss, if any, from certain foregoing currency transactions or instruments could exceed net investment income otherwise calculated for accounting purposes with the result being either no dividends being paid or a portion of a Fund's dividends being treated as a return of capital for tax purposes, nontaxable to the extent of a shareholder's tax basis in his shares and, once such basis is exhausted, generally giving rise to capital gains.

     A Fund's investment in zero coupon securities, deferred interest securities, certain structured securities or other securities bearing original issue discount or, if a Fund elects to include market discount in income currently, market discount, as well as any "mark to market" gain from certain options, futures or forward contracts, as described above, will generally cause it to realize income or gain prior to the receipt of cash payments with respect to these securities or contracts. In order to obtain cash to enable it to distribute this income or gain, maintain its qualification as a regulated investment company and avoid federal income or excise taxes, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

     Each Fund anticipates that it will be subject to foreign taxes on its income (possibly including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases.

     If a Fund acquires stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. In some cases, elections may be available that would ameliorate these adverse tax consequences, but such elections would require the Fund to include each year certain amounts as income or gain (subject to the distribution requirements described above) without a concurrent receipt of cash. Each Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

     Investments in lower-rated securities may present special tax issues for a Fund to the extent actual or anticipated defaults may be more likely with respect to such securities. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a Fund, in the event it invests in such securities, in order to seek to eliminate or minimize any adverse tax consequences.

Taxable U.S. Shareholders - Distributions

     For U.S. federal income tax purposes, distributions by a Fund, whether reinvested in additional shares or paid in cash, generally will be taxable to shareholders who are subject to tax. Shareholders receiving a distribution in the form of newly issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash they would have received had they elected to receive cash and will have a cost basis in each share received equal to such amount divided by the number of shares received.

     Distributions from investment company taxable income for the year will be taxable as ordinary income. Distributions designated as derived from a Fund's dividend income, if any, that would be eligible for the dividends received deduction if such Fund were not a regulated investment company may be eligible, for the dividends received deduction for corporate shareholders. The dividends-received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. The entire dividend, including the deducted amount, is considered in determining the excess, if any, of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its liability for the federal alternative minimum tax, and the dividend may, if it is treated as an "extraordinary dividend" under the Code, reduce such shareholder's tax basis in its shares of a Fund. Capital gain dividends (i.e., dividends from net capital gain) if designated as such in a written notice to shareholders mailed not later than 60 days after a Fund's taxable year closes, will be taxed to shareholders as long-term capital gain regardless of how long shares have been held by shareholders, but are not eligible for the dividends received deduction for corporations. Such long-term capital gain will be taxed at a maximum rate of 20%. Distributions, if any, that are in excess of a Fund's current and accumulated earnings and profits will first reduce a shareholder's tax basis in his shares and, after such basis is reduced to zero, will generally constitute capital gains to a shareholder who holds his shares as capital assets.

     Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Taxable U.S. Shareholders - Sale of Shares

     When a shareholder's shares are sold, redeemed or otherwise disposed of in a transaction that is treated as a sale for tax purposes, the shareholder will generally recognize gain or loss equal to the difference between the shareholder's adjusted tax basis in the shares and the cash, or fair market value of any property, received. (To aid in computing your tax basis, a shareholder should generally retain its account statements for the period that it held shares). If the shareholder holds the shares as a capital asset at the time of sale, the character of the gain or loss should be capital, and treated as long-term if the shareholder's holding period is more than one year, and short-term otherwise. In general, the maximum long-term capital gain rate will be 20%
for capital gains on assets held more than one year. Shareholders should consult their own tax advisers with reference to their particular circumstances to determine whether a redemption (including an exchange) or other disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in this discussion. If a shareholder receives a capital gain dividend with respect to shares and such shares have a tax holding period of six months or less at the time of a sale or redemption of such shares, then any loss the shareholder realizes on the sale or redemption will be treated as a long-term capital loss to the extent of such capital gain dividend. All or a portion of any sales load paid upon the purchase of shares of a Fund will not be taken into account in determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent the redemption proceeds are reinvested, or the exchange is effected, without payment of an additional sales load pursuant to the reinvestment or exchange privilege. The load not taken into account will be added to the tax basis of the newly-acquired shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of such Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

     Each Fund may be required to withhold, as "backup withholding," federal income tax at a rate of 31% from dividends (including capital gain dividends) and share redemption and exchange proceeds to individuals and other non-exempt shareholders who fail to furnish such Fund with a correct taxpayer identification number ("TIN") certified under penalties of perjury, or if the Internal Revenue Service or a broker notifies the Fund that the payee is subject to backup withholding as a result of failing to properly report interest or dividend income to the Internal Revenue Service or that the TIN furnished by the payee to the Fund is incorrect, or if (when required to do so) the payee fails to certify under penalties of perjury that it is not subject to backup withholding. A Fund may refuse to accept an application that does not contain any required TIN or certification that the TIN provided is correct. If the backup withholding provisions are applicable, any such dividends and proceeds, whether paid in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. If a shareholder does not have a TIN, it should apply for one immediately by contacting the local office of the Social Security Administration or the Internal Revenue Service (IRS). Backup withholding could apply to payments relating a shareholder's account while it is waiting receipt of a TIN. Special rules apply for certain entities. For example, for an account established under a Uniform Gifts or Transfer to Minors Act, the TIN of the minor should be furnished.

Non-U.S. Shareholders

     The discussion above relates solely to U.S. federal income tax law as it applies to "U.S. persons" subject to tax under such law. Shareholders who, as to the United States, are not "U.S. persons," (i.e., are nonresident aliens, foreign corporations, fiduciaries of foreign trusts or estates, foreign partnerships or other non-U.S. investors) generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income unless the tax is reduced or eliminated pursuant to a tax treaty or the dividends are effectively connected with a U.S. trade or business of the shareholder. In the latter case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions of net capital gain, including amounts retained by a Fund which are designated as undistributed capital gains, to a non-U.S. shareholder will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met.

     Any capital gain realized by a non-U.S. shareholder upon a sale or redemption of shares of a Fund will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder's trade or business in the U.S., or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.

     Non-U.S. persons who fail to furnish a Fund with an IRS Form W-8 or an acceptable substitute may be subject to backup withholding at the rate of 31% on capital gain dividends and the proceeds of redemptions and exchanges. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of and receipt of distributions from the Funds.

State and Local

     Each Fund may be subject to state or local taxes in jurisdictions in which such Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of such Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in such Fund may have tax consequences for shareholders different from those of a direct investment in such Fund's portfolio securities. Shareholders should consult their own tax advisers concerning these matters.


                              FINANCIAL STATEMENTS

     The audited financial statements and related report of Arthur Andersen LLP, the former independent public accountants for each Fund, contained in each Fund's 1999 Annual Report are incorporated by reference into this Additional Statement. A copy of the Annual Reports may be obtained upon request and without charge by writing Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606 or by calling Goldman, Sachs & Co., at the telephone number on the back cover of each Fund's Prospectus. No other portions of the Funds' Annual Report are incorporated by reference herein.

     Ernest & Young LLP have been selected as auditors of the Funds of the Trust for the fiscal year ending December 31, 2000.

                               OTHER INFORMATION

     Each Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Each Fund, however, reserves the right to pay redemptions exceeding $250,000 or 1% of the net asset value of the Fund at the time of redemption by a distribution in kind of securities (instead of cash) from such Fund. The securities distributed in kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Fund's net asset value per share. See "Net Asset Value." If a shareholder receives redemption proceeds in kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

     The right of a shareholder to redeem shares and the date of payment by each Fund may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for such Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders of such Fund.

     As stated in the Prospectuses, the Trust may authorize Service Organizations and other institutions that provide recordkeeping, reporting and processing services to their customers to accept on the Trust's behalf purchase, redemption and exchange orders placed by or on behalf of their customers and, if approved by the Trust, to designate other intermediaries to accept such orders. These institutions may receive payments from the Trust or Goldman Sachs for their services. Certain Service Organizations or institutions may enter into sub-transfer agency agreements with the Trust or Goldman Sachs with respect to their services.

     The Investment Adviser, Distributor and/or their affiliates may pay, out of their own assets, compensation to Authorized Dealers, Service Organization and other financial intermediaries ("Intermediaries") for the sale and distribution of Shares of the Funds and/or for the servicing of those shares. These payments ("Additional Payments") would be in addition to the payments by the Funds described in the Funds' Prospectus and this Additional Statement for distribution and shareholder servicing and processing, and would also be in addition to the sales commissions payable to Intermediaries as set forth in the Prospectus. These Additional Payments may take the form of "due diligence" payments for an Intermediary's examination of the Funds and payments for providing extra employee training and information relating to the Funds; "listing" fees for the placement of the Funds on an Intermediary's list of mutual funds available for purchase by its customers; "finders" or "referral" fees for directing investors to the Funds; "marketing support" fees for providing assistance in promoting the sale of the Funds' shares; and payments for the sale of shares and/or the maintenance of share balances. In addition, the Investment Adviser, Distributor and/or their affiliates may make Additional Payments for subaccounting, administrative and/or shareholder processing services that are in addition to the shareholder servicing and processing fees paid by the Funds. The Additional Payments made by the Investment Adviser, Distributor and their affiliates may be a fixed dollar amount, may be based on the number of customer accounts maintained by an Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved, and may be different for different Intermediaries. Furthermore, the Investment Adviser, Distributor and/or their affiliates may, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The Investment Adviser, Distributor and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs subject to applicable NASD regulations.

     In the interest of economy and convenience, the Trust does not issue certificates representing the Funds' shares. Instead, the Transfer Agent maintains a record of each shareholder's ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Fund shares and any dividends and distributions paid by the Funds are reflected in account statements from the Transfer Agent.

     The Prospectuses and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     Statements contained in the Prospectuses or in this Additional Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this Additional Statement form a part, each such statement being qualified in all respects by such reference.


                         DISTRIBUTION AND SERVICE PLANS
            (Class A Shares, Class B Shares and Class C Shares Only)

     Distribution and Service Plans. As described in the Prospectus, the Trust has adopted, on behalf of Class A, Class B and Class C Shares of each Fund, distribution and service plans (each a "Plan") pursuant to Rule 12b-1 under the Act. See "Shareholder Services" in the Prospectus.

     The Plans for each Fund were most recently approved on April 25, 2000, in each instance by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plans, cast in person at a meeting called for the purpose of approving the Plans.

     The compensation for distribution services payable under a Plan may not exceed 0.25%, 0.75% and 0.75%, per annum of a Fund's average daily net assets attributable to Class A, Class B and Class C Shares respectively, of such Fund. Under the Plans for Class A, Class B and Class C Shares, Goldman Sachs is also entitled to received a separate fee for personal and account maintenance services equal to an annual basis of 0.25% of each Fund's average daily net assets attributable to Class A (Real Estate Securities Fund only), Class B or Class C Shares. Goldman Sachs has voluntarily agreed to waive a portion of the distribution and services fees equal, on an annual basis, to .25% of the average daily net assets attributable to Class A Shares of the Real Estate Securities Fund. With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on "service fees" imposed by the NASD.

     Each Plan is a compensation plan which provides for the payment of a specified fee without regard to the expenses actually incurred by Goldman Sachs. If such fee exceeds Goldman Sachs' expenses, Goldman Sachs may realize a profit from these arrangements. The distribution fees received by Goldman Sachs under the Plans and contingent deferred sales charge on Class A, Class B and Class C Shares may be sold by Goldman Sachs as distributor to entities which provide financing for payments to Authorized Dealers in respect of sales of Class A, Class B and Class C Shares. To the extent such fees are not paid to such dealers, Goldman Sachs may retain such fee as compensation for its services and expenses of distributing the Funds' Class A, Class B and Class C Shares.

     Under each Plan, Goldman Sachs, as distributor of each Fund's Class A, Class B and Class C Shares, will provide to the Trustees of the Trust for their review, and the Trustees of the Trust will review at least quarterly, a written report of the services provided and amounts expended by Goldman Sachs under the Plans and the purposes for which such services were performed and expenditures were made.

     The Plans will remain in effect until May 1, 2001 and from year to year thereafter, provided that such continuance is approved annually by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plans. The Plans may not be amended to increase materially the amount of distribution compensation without approval of a majority of the outstanding Class A, Class B or Class C Shares of the affected Fund and share class. All material amendments of a Plan must also be approved by the Trustees of the Trust in the manner described above. A Plan may be terminated at any time as to any Fund without payment of any penalty by a vote of a majority of the non-interested Trustees of the Trust or by vote of a majority of the Class A, Class B or Class C Shares, respectively, of the applicable Fund and share class. If a Plan was so terminated, and no successor plan was adopted, the Fund would cease to make payments to Goldman Sachs under the Plan and Goldman Sachs would be unable to recover the amount of any of its unreimbursed expenditures. So long as a Plan is in effect, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of the non-interested Trustees of the Trust. The Trustees of the Trust have determined that in their judgment there is a reasonable likelihood that the Plans will benefit the Funds and their Class A, Class B and Class C Shareholders.

The following chart shows the distribution and service fees paid to Goldman Sachs for the fiscal years ended December 31, 1999 and December 31, 1998 by each applicable Fund then in existence pursuant to the Class A Plan:

                                                        Fiscal year ended                Fiscal year ended
                                                        December 31, 1999                December 31, 1998
                                                 -------------------------------  --------------------------------
Real Estate Securities Fund/1/                                          $237,988                            $1,681
Internet Tollkeeper Fund/1,2/                                           $130,302                               N/A

__________________

/1/ The Class A Share class of the Real Estate Securities and Internet Tollkeeper Funds commenced operations on July 27, 1998 and October 1, 1999, respectively.

/2/ During the fiscal year ended December 31, 1998, no shares of the Internet Tollkeeper Fund were offered.

The following chart shows the distribution and service fees that would have been paid to Goldman Sachs for the fiscal years ended December 31, 1999 and December 31, 1998 by each applicable Fund then in existence pursuant to the Class A Plan, without the voluntary limitations then in effect:

                                                        Fiscal year ended                Fiscal year ended
                                                        December 31, 1999                December 31, 1998
                                                 -------------------------------  --------------------------------
Real Estate Securities Fund/1/                                          $475,977                            $2,963
Internet Tollkeeper Fund/1,2/                                           $130,302                               N/A

__________________

/1/ The Class A Share class of the Real Estate Securities and Internet Tollkeeper Funds commenced operations on July 27, 1998 and October 1, 1999, respectively.

/2/ During the fiscal year ended December 31, 1998, no shares of the Internet Tollkeeper Fund were offered.

The following chart shows the distribution and service fees paid to Goldman Sachs for the fiscal years ended December 31, 1999 and December 31, 1998 by each applicable Fund then in existence pursuant to the Class B Plan:

                                                        Fiscal year ended                Fiscal year ended
                                                        December 31, 1999                December 31, 1998
                                                 -------------------------------  --------------------------------
Real Estate Securities Fund/1/                                          $  1,779                               $31
Internet Tollkeeper Fund/1/,/2/                                         $478,409                               N/A

__________________

/1/       The Class B Share class of the Real Estate Securities and Internet
Tollkeeper Funds commenced operations on July 27, 1998 and October 1, 1999, respectively.

/2/       During the fiscal year ended December 31, 1998, no shares of the
Internet Tollkeeper Fund were offered.

          The following chart shows the distribution and service fees paid to Goldman Sachs for the fiscal years ended December 31, 1999 and December 31, 1998 by each applicable Fund then in existence pursuant to the Class C Plan:

                                                Fiscal year ended            Fiscal year ended
                                                December 31, 1999            December 31, 1998
                                           ----------------------------  --------------------------
Real Estate Securities Fund/1/                                 $  2,309                          $6
Internet Tollkeeper Fund/1/,/2/                                $285,912                         N/A

_______________________________

/1/       The Class C Share class of the Real Estate Securities and Internet
Tollkeeper Funds commenced operations on July 27, 1998 and October 1, 1999, respectively.

/2/       During the fiscal year ended December 31, 1998, no shares of the
Internet Tollkeeper Fund were offered.

          During the fiscal year ended December 31, 1999, Goldman Sachs incurred the following expenses in connection with distribution under the Class A Plan of each applicable Fund:

                                                        Compensation                  Printing and   Preparation
                                                        and Expenses   Allocable      Mailing of     and
                                                        of the         Overhead,      Prospectuses   Distribution
                                                        Distributor    Telephone      to Other       of Sales
                                        Compensation    & Its Sales    and Travel     Than Current   Literature and
                                        to Dealers/1/   Personnel      Expenses       Shareholders   Advertising
                                        -------------   ------------   ------------   ------------   --------------
Fiscal Year Ended December 31, 1999:

Real Estate Securities Fund                 $685,429        $564,336       $467,370        $30,624         $139,002
Internet Tollkeeper Fund/2/                   82,064         690,260        694,190         56,311          222,871

___________________________

/1/ Advance commissions paid to dealers of 1% on Class A Shares are considered deferred assets which are amortized over a period of 1 year; amounts presented above reflect amortization expense recorded during the period presented.

/2/  The Internet Tollkeeper Fund commenced operations on October 1, 1999.

     During the fiscal year ended December 31, 1999, Goldman Sachs incurred the following expenses in connection with distribution under the Class B Plan of each applicable Fund with Class B Shares:

                                                        Compensation                 Printing and   Preparation
                                                        and Expenses  Allocable      Mailing of     and
                                                        of the        Overhead,      Prospectuses   Distribution
                                                        Distributor   Telephone      to Other       of Sales
                                        Compensation    & Its Sales   and Travel     Than Current   Literature and
                                        to Dealers/1/   Personnel     Expenses       Shareholders   Advertising
                                        -------------   -----------   ------------   ------------   --------------
Fiscal Year Ended December 31, 1999:

Real Estate Securities Fund                  $  1,558      $    406       $    475        $    36         $    148
Internet Tollkeeper Fund/2/                   251,228       601,022        609,286         50,256          196,261

---------------------------
/1/ Advance commissions paid to dealers of 4% on Class B shares are considered deferred assets which are amortized over a period of 6 years; amounts presented above reflect amortization expense recorded during the period presented.

/2/  The Internet Tollkeeper Fund commenced operations on October 1, 1999.

          During the fiscal year ended December 31, 1999, Goldman Sachs incurred the following expenses in connection with distribution under the Class C Plan of each applicable Fund with Class C Shares:

                                                        Compensation                  Printing and   Preparation
                                                        and Expenses   Allocable      Mailing of     and
                                                        of the         Overhead,      Prospectuses   Distribution
                                                        Distributor    Telephone      to Other       of Sales
                                        Compensation    & Its Sales    and Travel     Than Current   Literature and
                                        to Dealers/1/   Personnel      Expenses       Shareholders   Advertising
                                        -------------   ------------   ------------   ------------   --------------
Fiscal Year Ended December 31, 1999:

Real Estate Securities Fund                 $  2,066        $    550       $    676        $    49         $    206
Internet Tollkeeper Fund/2/                  230,131         363,248        373,560         30,707          119,837

---------------------------
/1/ Advance commissions paid to dealers of 1% on Class C shares are considered deferred assets which are amortized over a period of 1 year; amounts presented above reflect amortization expense recorded during the period presented.

/2/  The Internet Tollkeeper Fund commenced operations on October 1, 1999.

The information contained in the preceding tables reflects amounts expended by Goldman Sachs, which amounts are in excess of the compensation received by Goldman Sachs under the Plans. The payments under the Plans were used by Goldman Sachs to compensate it for the expenses shown above on a pro-rata basis.


   OTHER INFORMATION REGARDING MAXIMUM SALES CHARGE, PURCHASES, REDEMPTIONS,
                            EXCHANGES AND DIVIDENDS
            (Class A Shares, Class B Shares and Class C Shares Only)

Maximum Sales Charges
---------------------

          Class A Shares of each Fund are sold at a maximum sales charge of 5.5%. Using the maximum offering price per share as of December 31, 1999, the maximum offering price of each Fund's Class A shares would be as follows:

                                                                 Maximum          Offering
                                                Net Asset         Sales           Price to
                                                  Value           Charge            Public
                                                  -----           ------            ------
Internet Tollkeeper Fund                           $19.25            5.5%           $20.37
Real Estate Securities Fund                        $ 8.68            5.5%           $ 9.19


The following information supplements the information in the Prospectus under the captions "Shareholder Guide" and "Dividends." Please see the Prospectus for more complete information.

Other Purchase Information
--------------------------

          If shares of a Fund are held in a "street name" account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner's account will be performed by the Authorized Dealer, and not by the Fund and its Transfer Agent. Since the Funds will have no record of the beneficial owner's transactions, a beneficial owner should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account. The transfer of shares in a "street name" account to an account with another dealer or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Dealer.

Right of Accumulation (Class A)
-------------------------------

          A Class A shareholder qualifies for cumulative quantity discounts if the current purchase price of the new investment plus the shareholder's current holdings of existing Class A Shares (acquired by purchase or exchange) of the Funds and Class A Shares of any other Goldman Sachs Fund (as defined in the Prospectus) total the requisite amount for receiving a discount.

For example, if a shareholder owns shares with a current market value of $35,000 and purchases additional Class A Shares of any Fund with a purchase price of $25,000, the sales charge for the $25,000 purchase would be 4.75% (the rate applicable to a single purchase of more than $50,000). Class A Shares purchased without the imposition of a sales charge may not be aggregated with Class A Shares purchased subject to a sales charge. Class A Shares of the Funds and any other Goldman Sachs Fund purchased (i) by an individual, his spouse and his children, and (ii) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for such right of accumulation and, if qualifying, the applicable sales charge level. For purposes of applying the right of accumulation, shares of the Funds and any other Goldman Sachs Fund purchased by an existing client of the Private Client Services Division of Goldman Sachs will be combined with Class A Shares held by any other Private Client Services account. In addition, Class A Shares of the Funds and Class A Shares of any other Goldman Sachs Fund purchased by partners, directors, officers or employees of the same business organization, groups of individuals represented by and investing on the recommendation of the same accounting firm, certain affinity groups or other similar organizations (collectively, "eligible persons") may be combined for the purpose of determining whether a purchase will qualify for the right of accumulation and, if qualifying, the applicable sales charge level. This right of accumulation is subject to the following conditions:
(i) the business organization's, group's or firm's agreement to cooperate in the offering of the Funds' shares to eligible persons; and (ii) notification to the Funds at the time of purchase that the investor is eligible for this right of accumulation. In addition, in connection with SIMPLE IRA accounts, cumulative quantity discounts are available on a per plan basis if (1) your employee has been assigned a cumulative discount number by Goldman Sachs, and (2) your account, alone or in combination with the accounts of other plan participants also invested in Class A Shares of the Goldman Sachs Funds, totals the requisite aggregate amount as described in the Prospectus.

Statement of Intention (Class A)
--------------------------------

          If a shareholder anticipates purchasing at least $50,000 of Class A Shares of a Fund alone or in combination with Class A Shares of any other Goldman Sachs Fund within a 13-month period, the shareholder may purchase shares of the Fund at a reduced sales charge by submitting a Statement of Intention (the "Statement"). Shares purchased pursuant to a Statement will be eligible for the same sales charge discount that would have been available if all of the purchases had been made at the same time. The shareholder or his Authorized Dealer must inform Goldman Sachs that the Statement is in effect each time shares are purchased. There is no obligation to purchase the full amount of shares indicated in the Statement. A shareholder may include the value of all Class A Shares on which a sales charge has previously been paid as an "accumulation credit" toward the completion of the Statement, but a price readjustment will be made only on Class A Shares purchased within ninety (90) days before submitting the Statement. The Statement authorizes the Transfer Agent to hold in escrow a sufficient number of shares which can be redeemed to make up any difference in the sales charge on the amount actually invested. For purposes of satisfying the amount specified on the Statement, the gross amount of each investment, exclusive of any appreciation on shares previously purchased, will be taken into account.

          The provisions applicable to the Statement, and the terms of the related escrow agreement, are set forth in Appendix C to this Additional Statement.

Cross-Reinvestment of Dividends and Distributions
-------------------------------------------------

          Shareholders may receive dividends and distributions in additional Shares of the same class of the Fund in which they have invested or they may elect to receive them in cash or Shares of the same class of other mutual funds sponsored by Goldman Sachs (the "Goldman Sachs Funds") or ILA Service Units of the Prime Obligations Portfolio or the Tax-Exempt Diversified Portfolio, if they hold Class A Shares of a Fund, or ILA, Class B or Class C Units of the Prime Obligations Portfolio, if they hold Class B or Class C Shares of a Fund (the "ILA Portfolios").

          A Fund shareholder should obtain and read the prospectus relating to any other Fund, Goldman Sachs Fund or ILA Portfolio and its shares or units and consider its investment objective, policies and applicable fees before electing cross-reinvestment into that Fund or Portfolio. The election to cross-reinvest dividends and capital gain distributions will not affect the tax treatment of such dividends and distributions, which will be treated as received by the shareholder and then used to purchase shares of the acquired fund. Such reinvestment of dividends and distributions in shares of other Goldman Sachs Funds or in units of ILA Portfolios is available only in states where such reinvestment may legally be made.

Automatic Exchange Program
--------------------------

          A Fund shareholder may elect to exchange automatically a specified dollar amount of shares of a Fund into an identical account of another Fund or an account registered in a different name or with a different address, social security or other taxpayer identification number, provided that the account in the acquired fund has been established, appropriate signatures have been obtained and the minimum initial investment requirement has been satisfied. A Fund shareholder should obtain and read the prospectus relating to any other Goldman Sachs Fund and its shares and consider its investment objective, policies and applicable fees and expenses before electing an automatic exchange into that Goldman Sachs Fund.

Systematic Withdrawal Plan
--------------------------

          A systematic withdrawal plan (the "Systematic Withdrawal Plan") is available to shareholders of a Fund whose shares are worth at least $5,000. The Systematic Withdrawal Plan provides for monthly payments to the participating shareholder of any amount not less than $50.

          Dividends and capital gain distributions on shares held under the Systematic Withdrawal Plan are reinvested in additional full and fractional shares of the applicable Fund at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time. Goldman Sachs reserves the right to initiate a fee of up to $5 per withdrawal, upon thirty (30) days written notice to the shareholder.

Withdrawal payments should not be considered to be dividends, yield or income. If periodic withdrawals continuously exceed new purchases and reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. The maintenance of a withdrawal plan concurrently with purchases of additional Class A, Class B or Class C Shares would be disadvantageous because of the sales charge imposed on purchases of Class A Shares or the imposition of a CDSC on redemptions of Class A, Class B or Class C Shares. The CDSC applicable to Class A, Class B or Class C Shares redeemed under a systematic withdrawal plan may be waived. See "Shareholder Guide" in the Prospectus. In addition, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be reported for federal and state income tax purposes. A shareholder should consult his or her own tax adviser with regard to the tax consequences of participating in the Systematic Withdrawal Plan. For further information or to request a Systematic Withdrawal Plan, please write or call the Transfer Agent.

                                  SERVICE PLAN
                             (Service Shares Only)

          The Funds have adopted a service plan (the "Plan") with respect to its Service Shares which authorizes it to compensate Service Organizations for providing certain administration services and personal and account maintenance services to their customers who are or may become beneficial owners of such Shares. Pursuant to the Plan, each Fund enters into agreements with Service Organizations which purchase Service Shares of the Fund on behalf of their customers ("Service Agreements"). Under such Service Agreements the Service Organizations may perform some or all of the following services: (a) act, directly or through an agent, as the sole shareholder of record and nominee for all customers, (b) maintain account records for each customer who beneficially owns Service Shares of a Fund, (c) answer questions and handle correspondence from customers regarding their accounts, (d) process customer orders to purchase, redeem and exchange Service Shares of a Fund, and handle the transmission of funds representing the customers' purchase price or redemption proceeds, (e) issue confirmations for transactions in shares by customers, (f) provide facilities to answer questions from prospective and existing investors about Service Shares of a Fund, (g) receive and answer investor correspondence, including requests for prospectuses and statements of additional information,
(h) display and make prospectuses available on the Service Organization's premises, (i) assist customers in completing application forms, selecting dividend and other account options and opening custody accounts with the Service Organization and (j) act as liaison between customers and a Fund, including obtaining information from the Fund, working with the Fund to correct errors and resolve problems and providing statistical and other information to a Fund. As compensation for such services, each Fund will pay each Service Organization a service fee in an amount up to 0.50% (on an annualized basis) of the average daily net assets of the Service Shares of such Fund attributable to or held in the name of such Service Organization.

          The amount of the service fees paid by each Fund then in existence to Service Organizations pursuant to the Plan was as follows for the fiscal years ended December 31, 1999 and December 31, 1998:


                                                            Fiscal year               Fiscal year
                                                               ended                     ended
                                                            December 31,              December 31,
                                                                1999                      1998
                                                            -----------               -----------
Real Estate Fund/1/                                              $   7                     $   3
Internet Tollkeeper Fund/1/,/2/                                  $  39                       N/A

__________________________

/1/ The Real Estate Securities and Internet Tollkeeper Funds commenced operations on July 27, 1998 and October 1, 1999, respectively.

/2/ During the fiscal year ended December 31, 1998, no shares of the Internet Tollkeeper fund were offered.

          The Funds have adopted the Plan pursuant to Rule 12b-1 under the Act in order to avoid any possibility that payments to the Service Organizations pursuant to the Service Agreements might violate the Act. Rule 12b-1, which was adopted by the SEC under the Act, regulates the circumstances under which an investment company or series thereof may bear expenses associated with the distribution of its shares. In particular, such an investment company or series thereof cannot engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by the company unless it has adopted a plan pursuant to, and complies with the other requirements of, such Rule. The Trust believes that fees paid for the services provided in the Plan and described above are not expenses incurred primarily for effecting the distribution of Service Shares. However, should such payments be deemed by a court or the SEC to be distribution expenses, such payments would be duly authorized by the Plan.

          The Glass-Steagall Act prohibits all entities which receive deposits from engaging to any extent in the business of issuing, underwriting, selling or distributing securities, although institutions such as national banks are permitted to purchase and sell securities upon the order and for the account of their customers. In addition, under some state securities laws, banks and other financial institutions purchasing Service Shares on behalf of their customers may be required to register as dealers. Should future legislative or administrative action or judicial or administrative decisions or interpretations prohibit or restrict the activities of one or more of the Service Organizations in connection with a Fund, such Service Organizations might be required to alter materially or discontinue the services performed under their Service Agreements. If one or more of the Service Organizations were restricted from effecting purchases or sales of Service Shares automatically pursuant to pre-authorized instructions, for example, effecting such transactions on a manual basis might affect the size and/or growth of a Fund. Any such alteration or discontinuance of services could require the Board of Trustees to consider changing a Fund's method of operations or providing alternative means of offering Service Shares of the Fund to customers of such Service Organizations, in which case the operation of such Fund, its size and/or its growth might be significantly altered. It is not anticipated, however, that any alteration of a Fund's operations would have any effect on the net asset value per share or result in financial losses to any shareholder.

          Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a Service Organization's receipt of compensation paid by a Fund in connection with the investment of fiduciary assets in Service Shares of a Fund. Service Organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal advisers before investing fiduciary assets in Service Shares of a Fund. In addition, under some state securities laws, banks and other financial institutions purchasing Service Shares on behalf of their customers may be required to register as dealers.

          The Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or the related Service Agreements most recently voted to approve the Plan and related Service Agreements with respect to the Funds on April 25, 2000 in each instance at a meeting called for the purpose of voting on such Plan and Service Agreements. The Plan and related Service Agreements will remain in effect until May 1, 2001 and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees in the manner described above. The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected Fund's Service Class and all material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time by a majority of the Trustees as described above or by a vote of a majority of the outstanding Service Shares of the affected Fund. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by a vote of a majority of the outstanding Service Shares of the affected Fund on not more than sixty (60) days' written notice to any other party to the Service Agreements. The Service Agreements will terminate automatically if assigned. So long as the Plan is in effect, the selection and nomination of those Trustees who are not interested persons will be committed to the discretion of the non-interested Trustees. The Trustees have determined that, in its judgment, there is a reasonable likelihood that the Plans will benefit the Funds and the holders of Service Shares of the Funds.

                                   APPENDIX A


Commercial Paper Ratings
------------------------

     A Standard & Poor's ("S&P") commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

     "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                                      1-A

     Local Currency and Foreign Currency Risks

     Country risk considerations are a standard part of S&P's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

     "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     "Not Prime" - Issuers do not fall within any of the Prime rating categories.

     The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three

                                      2-A
designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

     "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

     "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

     "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

     "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

     "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

     "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.

     Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

     "F1" - Securities possess the highest credit quality. This designation indicates the best capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

                                      3-A

     "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     "B" - Securities possess speculative credit quality. This designation indicates uncertain capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     "C" - Securities possess high default risk. This designation indicates a capacity for meeting financial commitments which is highly uncertain and solely reliant upon a sustained, favorable business and economic environment.

     "D" - Securities are in actual or imminent payment default.


     Thomson Financial BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson Financial BankWatch:

     "TBW-1" - This designation represents Thomson Financial BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

     "TBW-2" - This designation represents Thomson Financial BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

     "TBW-3" - This designation represents Thomson Financial BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

                                      4-A

     "TBW-4" - This designation represents Thomson Financial BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.


Corporate and Municipal Long-Term Debt Ratings
----------------------------------------------

     The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

     "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial

                                      5-A
commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

          "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

          "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

          "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

          "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

          PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          "c" - The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

          "p" - The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

          * Continuance of the ratings is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

                                      6-A

     "r" - The "r" highlights derivative, hybrid and certain other obligations that S&P believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     "N.R." Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

     "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

     "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                      7-A

     "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

     Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

     The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

     "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable in periods of greater economic stress.

     "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles. This is the lowest investment grade category.

     "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends.

                                      8-A

Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

     To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

     The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

     "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

     "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                                      9-A

     "CCC", "CC", "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

     "DDD," "DD" and "D" - Bonds are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

     To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to denote relative standing within these major rating categories.

     "NR" indicates that Fitch IBCA does not rate the issuer or issue in question.

     "Withdrawn": A rating is withdrawn when Fitch IBCA deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

     RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

     Thomson Financial BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

                                     10-A

     "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

     "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

     "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     "BB," - A rating of BB suggests that the likelihood of default is considerably less than for lower-rated issues, although there are significant uncertainties that could affect the ability to adequately service debt obligations.

     "B" - Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

     "CCC" - Issues rated CCC clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

     "CC" - This rating is applied to issues that are subordinate to other obligations rated CCC and are afforded less protection in the event of bankruptcy or reorganization.

     "D" - This designation indicates that the long-term debt is in default.

     PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

                                     11-A

Municipal Note Ratings
----------------------

     A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

     "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong capacity to pay debt service are given a plus (+) designation.

     "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

     "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     "MIG-2"/"VMIG-2" - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                                     12-A

     "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

     "SG" - This designation denotes speculative quality. Debt instruments in this category lack of margins of protection.

     Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                     13-A

                                  APPENDIX B

                  BUSINESS PRINCIPLES OF GOLDMAN, SACHS & CO.

     Goldman Sachs is noted for its Business Principles, which guide all of the firm's activities and serve as the basis for its distinguished reputation among investors worldwide.

     Our client's interests always come first. Our experience shows that if we serve our clients well, our own success will follow.

     Our assets are our people, capital and reputation. If any of these is ever diminished, the last is the most difficult to restore. We are dedicated to complying fully with the letter and spirit of the laws, rules and ethical principles that govern us. Our continued success depends upon unswerving adherence to this standard.

     We take great pride in the professional quality of our work. We have an uncompromising determination to achieve excellence in everything we undertake. Though we may be involved in a wide variety and heavy volume of activity, we would, if it came to a choice, rather be best than biggest.

     We stress creativity and imagination in everything we do. While recognizing that the old way may still be the best way, we constantly strive to find a better solution to a client's problems. We pride ourselves on having pioneered many of the practices and techniques that have become standard in the industry.

     We make an unusual effort to identify and recruit the very best person for every job. Although our activities are measured in billions of dollars, we select our people one by one. In a service business, we know that without the best people, we cannot be the best firm.

     We offer our people the opportunity to move ahead more rapidly than is possible at most other places. We have yet to find limits to the responsibility that our best people are able to assume. Advancement depends solely on ability, performance and contribution to the Firm's success, without regard to race, color, religion, sex, age, national origin, disability, sexual orientation, or any other impermissible criterion or circumstance.

     We stress teamwork in everything we do. While individual creativity is always encouraged, we have found that team effort often produces the best results. We have no room for those who put their personal interests ahead of the interests of the Firm and its clients.

     The dedication of our people to the Firm and the intense effort they give their jobs are greater than one finds in most other organizations. We think that this is an important part of our success.

                                      1-B

     Our profits are a key to our success. They replenish our capital and attract and keep our best people. It is our practice to share our profits generously with all who help create them. Profitability is crucial to our future.

     We consider our size an asset that we try hard to preserve. We want to be big enough to undertake the largest project that any of our clients could contemplate, yet small enough to maintain the loyalty, the intimacy and the esprit de corps that we all treasure and that contribute greatly to our success.

     We constantly strive to anticipate the rapidly changing needs of our clients and to develop new services to meet those needs. We know that the world of finance will not stand still and that complacency can lead to extinction.

     We regularly receive confidential information as part of our normal client relationships. To breach a confidence or to use confidential information improperly or carelessly would be unthinkable.

     Our business is highly competitive, and we aggressively seek to expand our client relationships. However, we must always be fair competitors and must never denigrate other firms.

     Integrity and honesty are the heart of our business. We expect our people to maintain high ethical standards in everything they do, both in their work for the firm and in their personal lives.

                                      2-B

     GOLDMAN, SACHS & CO.'S INVESTMENT BANKING AND SECURITIES ACTIVITIES

     Goldman Sachs is a leading financial services firm traditionally known on Wall Street and around the world for its institutional and private client service.

     With thirty-seven offices around the world Goldman Sachs employs over 11,000 professionals focused on opportunities in major markets.

     The number one underwriter of all international equity issues from 1989-
1997.

     The number one lead manager of U.S. common stock offerings for the past nine years (1989-1997).*

     The number one lead mnager for initial public offerings (IPOs) worldwide (1989-1997).





















_______________________

* Source: Securities Data Corporation. Common stock ranking excludes REITs, Investment Trusts and Rights.


                                      3-B

                  GOLDMAN, SACHS & CO.'S HISTORY OF EXCELLENCE

1869    Marcus Goldman opens Goldman Sachs for business

1890    Dow Jones Industrial Average first published

1896    Goldman, Sachs & Co. joins New York Stock Exchange

1906 Goldman, Sachs & Co. takes Sears Roebuck & Co. public (at 93 years, the firm's longest-standing client relationship)

        Dow Jones Industrial Average tops 100

1925 Goldman, Sachs & Co. finances Warner Brothers, producer of the first talking film

1956 Goldman, Sachs & Co. co-manages Ford's public offering, the largest to date

1970    Goldman, Sachs & Co. opens London office

1972    Dow Jones Industrial Average breaks 1000

1986    Goldman, Sachs & Co. takes Microsoft public

1988    Goldman Sachs Asset Management is formally established

1991 Goldman, Sachs & Co. provides advisory services for the largest privatization in the region of the sale of Telefonos de Mexico

1995 Goldman Sachs Asset Management introduces Global Tactical Asset Allocation Program

        Dow Jones Industrial Average breaks 5000

1996    Goldman, Sachs & Co. takes Deutsche Telekom public

        Dow Jones Industrial Average breaks 6000

1997 Goldman Sachs Asset Management increases assets under management by 100% over 1996

        Dow Jones Industrial Average breaks 7000

                                      4-B

1998 Goldman Sachs Asset Management reaches $195.5 billion in assets under management

        Dow Jones Industrial Average breaks 9000

1999    Goldman Sachs becomes a public company

                                      5-B

                                   APPENDIX C

                             Statement of Intention
                      (applicable only to Class A shares)


          If a shareholder anticipates purchasing $50,000 or more of Class A Shares of a Fund alone or in combination with Class A Shares of another Goldman Sachs Fund within a 13-month period, the shareholder may obtain shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by checking and filing the Statement of Intention in the Account Application. Income dividends and capital gain distributions taken in additional shares will not apply toward the completion of the Statement of Intention.

          To ensure that the reduced price will be received on future purchases, the investor must inform Goldman Sachs that the Statement of Intention is in effect each time shares are purchased. Subject to the conditions mentioned below, each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the Account Application. The investor makes no commitment to purchase additional shares, but if the investor's purchases within 13 months plus the value of shares credited toward completion do not total the sum specified, the investor will pay the increased amount of the sales charge prescribed in the Escrow Agreement.


                                Escrow Agreement


          Out of the initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified on the Account Application will be held in escrow by the Transfer Agent in the form of shares registered in the investor's name. All income dividends and capital gains distributions on escrowed shares will be paid to the investor or to his or her order. When the minimum investment so specified is completed (either prior to or by the end of the 13th month), the investor will be notified and the escrowed shares will be released.

          If the intended investment is not completed, the investor will be asked to remit to Goldman Sachs any difference between the sales charge on the amount specified and on the amount actually attained. If the investor does not within 20 days after written request by Goldman Sachs pay such difference in the sales charge, the Transfer Agent will redeem, pursuant to the authority given by the investor in the Account Application, an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Transfer Agent.

                                      1-C

GOLDMAN SACHS INTERNET TOLLKEEPER FUND

Statement of Investments
December 31, 1999

  SHARES  DESCRIPTION                              VALUE
 COMMON STOCKS - 94.4%
  COMPUTER HARDWARE - 10.4%
   54,400 CacheFlow, Inc. *                  $  7,109,400
  364,400 Cisco Systems, Inc. *                39,036,350
  363,300 EMC Corp. *                          39,690,525
  209,000 Nortel Networks Corp.                21,109,000
  458,000 Sun Microsystems, Inc. *             35,466,375
   47,100 Sycamore Networks, Inc. *            14,506,800
                                             ------------
                                              156,918,450
 --------------------------------------------------------
  COMPUTER SOFTWARE - 14.6%
   44,800 BroadVision, Inc. *                   7,618,800
  265,200 CheckFree Holdings Corp. *           27,713,400
  114,200 Citrix Systems, Inc. *               14,046,600
   55,800 E.piphany, Inc. *                    12,450,375
  132,800 Intertrust Technologies Corp. *      15,620,600
  115,100 Interwoven, Inc. *                   13,999,038
  344,000 Intuit, Inc. *                       20,618,500
  258,400 Microsoft Corp. *                    30,168,200
  321,800 Oracle Corp. *                       36,061,712
  324,300 S1 Corp. *                           25,335,938
   54,300 Safeguard Scientifics, Inc. *         8,799,994
   50,400 VERITAS Software Corp. *              7,213,500
                                             ------------
                                              219,646,657
 --------------------------------------------------------
  CONSUMER SERVICES - 2.8%
  278,100 Cendant Corp. *                       7,387,031
  697,300 First Data Corp.                     34,385,606
                                             ------------
                                               41,772,637
 --------------------------------------------------------
  INFORMATION SERVICES - 20.9%
  630,700 America Online, Inc. *               47,578,431
  590,400 At Home Corp. *                      25,313,400
   80,800 CMGI, Inc. *                         22,371,500
   87,400 DoubleClick, Inc. *                  22,117,663
  315,800 E-Stamp Corp. *                       7,026,550
   51,200 eBay, Inc. *                          6,409,600
  185,800 Expedia, Inc. *                       6,503,000
  265,600 GetThere.com, Inc. *                 10,690,400
  112,700 InfoSpace.com, Inc. *                24,117,800
  104,800 Network Solutions, Inc. *            22,800,550
  567,200 Preview Travel, Inc. *               29,565,300
  269,900 VeriSign, Inc. *                     51,534,031
   90,200 Yahoo!, Inc. *                       39,028,412
                                             ------------
                                              315,056,637
 --------------------------------------------------------
  MEDIA - 29.3%
  496,400 AMFM, Inc. *                         38,843,300
  606,900 AT&T Corp.-Liberty Media Group *     34,441,575
  378,200 Cablevision Systems Corp. *          28,554,100
  724,400 CBS Corp. *                          46,316,325
  753,700 Comcast Corp.                        36,083,387
  153,500 EchoStar Communications Corp.*       14,966,250
  987,725 Infinity Broadcasting Corp.*         35,743,298
  517,100 Liberty Digital, Inc.*               38,394,675
 --------------------------------------------------------

  SHARES  DESCRIPTION                                 VALUE
 COMMON STOCKS - (CONTINUED)
  MEDIA - (CONTINUED)
  470,000 MediaOne Group, Inc.*               $   36,101,875
  496,000 Time Warner, Inc.                       35,929,000
  528,000 TV Guide, Inc.*                         22,704,000
  314,100 UnitedGlobalCom, Inc. *                 22,183,313
  202,200 Univision Communications, Inc.*         20,662,313
  423,800 Westwood One, Inc.*                     32,208,800
                                              --------------
                                                 443,132,211
 -----------------------------------------------------------
  SECURITY/ASSET MANAGEMENT - 0.9%
  343,400 The Charles Schwab Corp.                13,177,975
 -----------------------------------------------------------
  SEMICONDUCTORS - 7.5%
   76,500 E-Tek Dynamics, Inc.*                   10,298,813
  191,200 Intel Corp.                             15,738,150
  233,800 JDS Uniphase Corp.*                     37,714,862
  206,800 QUALCOMM, Inc.                          36,422,650
  139,000 Texas Instruments, Inc.                 13,465,625
                                              --------------
                                                 113,640,100
 -----------------------------------------------------------
  TELEPHONE - 2.8%
  809,500 MCI WorldCom, Inc.*                     42,954,094
 -----------------------------------------------------------
  WIRELESS - 5.2%
  223,800 American Tower Corp. *                   6,839,888
  749,300 Crown Castle International Corp.*       24,071,262
  297,800 Sprint Corp. (PCS Group)                30,524,500
  347,300 Vodafone AirTouch PLC ADR               17,191,350
                                              --------------
                                                  78,627,000
 -----------------------------------------------------------
  TOTAL COMMON STOCKS
  (COST $1,079,532,677)                       $1,424,925,761
 -----------------------------------------------------------

   PRINCIPAL           INTEREST                      MATURITY
    AMOUNT               RATE                          DATE                              VALUE
 REPURCHASE AGREEMENT - 3.7%

  Joint Repurchase Agreement Account
  $56,600,000            3.16%                      01/03/2000                   $   56,600,000
 ----------------------------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (COST $56,600,000)                                                             $   56,600,000
 ----------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (COST $1,136,132,677)                                                          $1,481,525,761
 ----------------------------------------------------------------------------------------------

  * Non-income producing security.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                          GOLDMAN SACHS INTERNET TOLLKEEPER FUND

Statement of Assets and Liabilities
December 31, 1999

 ASSETS:

  Investment in securities, at value (identified cost
  $1,136,132,677)                                              $1,481,525,761
  Cash, at value                                                       92,297
  Receivables:
  Investment securities sold                                       31,856,835
  Dividends and interest, at value                                     21,484
  Fund shares sold                                                 95,204,521
  Reimbursement from adviser                                          344,635
  Other assets                                                         53,523
 ----------------------------------------------------------------------------
  TOTAL ASSETS                                                  1,609,099,056
 ----------------------------------------------------------------------------

 LIABILITIES:

  Payables:
  Investment securities purchased                                  95,066,152
  Fund shares repurchased                                           1,736,079
  Amounts owed to affiliates                                        1,657,830
  Accrued expenses and other liabilities                              358,602
 ----------------------------------------------------------------------------
  TOTAL LIABILITIES                                                98,818,663
 ----------------------------------------------------------------------------

 NET ASSETS:

  Paid-in capital                                               1,137,907,372
  Accumulated net investment income                                        --
  Accumulated net realized gain on investment transactions         26,979,937
  Net unrealized gain on investments                              345,393,084
 ----------------------------------------------------------------------------
  NET ASSETS                                                   $1,510,280,393
 ----------------------------------------------------------------------------
  Net asset value, offering and redemption price per share(a)
  Class A                                                              $19.25
  Class B                                                              $19.20
  Class C                                                              $19.19
  Institutional                                                        $19.25
  Service                                                              $19.23
 ----------------------------------------------------------------------------
  Shares outstanding:
  Class A                                                          29,900,792
  Class B                                                          27,974,226
  Class C                                                          17,150,331
  Institutional                                                     3,546,066
  Service                                                               2,764
 ----------------------------------------------------------------------------
  Total shares outstanding, $.001 par value (unlimited number
  of shares authorized)                                            78,574,179
 ----------------------------------------------------------------------------

 (a) Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A shares is $20.37. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

GOLDMAN SACHS INTERNET TOLLKEEPER FUND

Statement of Operations
For the Period Ended December 31, 1999(a)

  INVESTMENT INCOME:
  Dividends(b)                                                  $     28,326
  Interest                                                           255,757
 ---------------------------------------------------------------------------
  TOTAL INCOME                                                       284,083
 ---------------------------------------------------------------------------
  EXPENSES:
  Management fees                                                  1,347,758
  Distribution and service fees(c)                                   894,623
  Registration fees                                                  356,305
  Transfer agent fees(d)                                             246,740
  Custodian fees                                                      36,050
  Professional fees                                                   35,696
  Organization expenses                                               32,844
  Service share fees                                                      39
  Other                                                               16,025
 ---------------------------------------------------------------------------
  TOTAL EXPENSES                                                   2,966,080
 ---------------------------------------------------------------------------
  Less -- expenses reimbursed                                      (390,663)
 ---------------------------------------------------------------------------
  NET EXPENSES                                                     2,575,417
 ---------------------------------------------------------------------------
  NET INVESTMENT LOSS                                            (2,291,334)
 ---------------------------------------------------------------------------
  REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS:
  Net realized gain from investment transactions                  28,576,273
  Net change in unrealized gain on investments                   345,393,084
 ---------------------------------------------------------------------------
  NET REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS:   373,969,357
 ---------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $371,678,023
 ---------------------------------------------------------------------------

 (a) Commencement of operations was October 1, 1999 for all classes.
 (b) Taxes withheld on dividends were $453.
 (c) Class A, Class B and Class C had distribution and service fees of $130,302, $478,409 and $285,912, respectively.
 (d) Class A, Class B, Class C, Institutional Class and Service Class had transfer agent fees of $99,030, $90,898, $54,323, $2,486 and $3, respectively.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                          GOLDMAN SACHS INTERNET TOLLKEEPER FUND

Statement of Changes in Net Assets

                                                              FOR THE
                                                            PERIOD ENDED
                                                        DECEMBER 31, 1999(A)
  FROM OPERATIONS:
  Net investment loss                                         $   (2,291,334)
  Net realized gain on investment transactions                    28,576,273
  Net change in unrealized gain on investments                   345,393,084
 ----------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS           371,678,023
 ----------------------------------------------------------------------------
  FROM SHARE TRANSACTIONS:
  Proceeds from sales of shares                                1,167,201,530
  Cost of shares repurchased                                     (28,599,160)
 ----------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM SHARE
  TRANSACTIONS                                                 1,138,602,370
 ----------------------------------------------------------------------------
  TOTAL INCREASE                                               1,510,280,393
 ----------------------------------------------------------------------------
  NET ASSETS:
  Beginning of period                                                     --
 ----------------------------------------------------------------------------
  End of period                                               $1,510,280,393
 ----------------------------------------------------------------------------
  ACCUMULATED NET INVESTMENT INCOME                           $           --
 ----------------------------------------------------------------------------

 (a) Commencement of operations was October 1, 1999 for all classes.

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

GOLDMAN SACHS INTERNET TOLLKEEPER FUND

Notes to Financial Statements
December 31, 1999

 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust includes the Goldman Sachs Internet Tollkeeper Fund (the "Fund"). The Fund is a diversified portfolio offering five classes of shares -- Class A, Class B, Class C, Institutional and Service.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of the significant accounting policies consist-ently followed by the Fund. The preparation of financial statements in con-formity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

 A. Investment Valuation -- Investments in securities traded on a U.S. or for-eign securities exchange or the NASDAQ system are valued daily at their last sale or closing price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost. Restricted securities, and other securities for which quo-tations are not readily available, are valued at fair value using methods ap-proved by the Trust's Board of Trustees.

 B. Securities Transactions and Investment Income -- Securities transactions are recorded as of the trade date. Realized gains and losses on sales of in-vestments are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. This amount is also used as an estimate of the fair value of the stock received. Interest income is determined on the basis of interest accrued.

 C. EXPENSES -- Expenses incurred by the Trust which do not specifically re-late to an individual fund of the Trust are allocated to the funds on a straight-line or pro rata basis depending upon the nature of the expense.
   Class A, Class B and Class C shareholders of the Fund bear all expenses and fees relating to their respective Distribution and Service Plans. Each class of shares separately bears its respective class-specific transfer agency fees. Shareholders of Service shares bear all expenses and fees paid to serv-ice organizations.

 D. Federal Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required.
   The characterization of distributions to shareholders for financial report-ing purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying fi-nancial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in-capital, de-pending on the type of book/tax differences that may exist.
   At December 31, 1999 the aggregate cost of portfolio securities for federal income tax purposes is $1,136,607,189. Accordingly, the gross unrealized gain on investments was $352,049,804 and the gross unrealized loss was $(7,131,232) resulting in a net unrealized gain of $344,918,572.

 3. AGREEMENTS

 Goldman Sachs Asset Management ("GSAM"), a unit of the Investment Management division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment ad-viser pursuant to an Investment Management Agreement (the "Agreement"). Under the Agreement, GSAM, subject to the general supervision of the Trust's Board of Trustees, manages the Fund's portfolio. As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund's business affairs, including providing facilities, GSAM is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 1.00% of the average daily net assets of the Fund.

                                          GOLDMAN SACHS INTERNET TOLLKEEPER FUND

   Goldman Sachs has voluntarily agreed to limit "Other Expenses" for the Fund (excluding management fees, Service share fees, distribution and service fees, transfer agent fees, litigation and indemnification costs, taxes, in-terest, brokerage commissions, and extraordinary expenses) to the extent such expenses exceed .06% of the average daily net assets of the Fund. For the pe-riod ended December 31, 1999, the adviser reimbursed approximately $391,000.
   Goldman Sachs serves as the Distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $2,076,000 for the period ended December 31, 1999.
   The Trust, on behalf of the Fund, has adopted Distribution and Service plans. Under the Distribution and Service plans, Goldman Sachs and/or Autho-rized Dealers are entitled to a monthly fee for distribution and shareholder maintenance services equal, on an annual basis, to .25%, 1.00% and 1.00% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively.
   The Trust, on behalf of the Fund, has adopted a Service Plan. This Plan al-lows for Service shares to compensate service organizations for providing va-rying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to .50% (on an annualized basis), of the average daily net asset value of the Service shares.
   Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. Fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: .19% of the average daily net assets for Class A, Class B and Class C shares and .04% of the average daily net as-sets for Institutional and Service shares.
   At December 31, 1999, the Fund owed approximately $894,000, $599,000 and $165,000 for Management, Distribution and Service and Transfer Agent fees, respectively.

 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchases and proceeds of sales or maturities of securities (excluding short-term investments) for the period ended December 31, 1999, were $1,142,685,278 and $91,728,874, respectively.
   For the period ended December 31, 1999, Goldman Sachs earned approximately $11,040 of brokerage commissions from portfolio transactions.

 5. REPURCHASE AGREEMENTS

 During the term of a repurchase agreement, the value of the underlying secu-rities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping by a bank custodian.

 6. JOINT REPURCHASE AGREEMENT ACCOUNT

 The Fund, together with other registered investment companies having manage-ment agreements with GSAM or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

GOLDMAN SACHS INTERNET TOLLKEEPER FUND

December 31, 1999


 6. JOINT REPURCHASE AGREEMENT ACCOUNT (CONTINUED)

   At December 31, 1999, the Fund had an undivided interest in the repurchase agreement in the following joint account which equaled $56,600,000 in princi-pal amount. At December 31, 1999, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obligations.

                               PRINCIPAL   INTEREST   MATURITY    AMORTIZED
 REPURCHASE AGREEMENTS           AMOUNT      RATE       DATE         COST
 -----------------------------------------------------------------------------
 BANC OF AMERICA SECURITIES   $700,000,000     3.10% 01/03/2000 $  700,000,000
 -----------------------------------------------------------------------------
 CHASE MANHATTAN BANK          340,000,000     3.15  01/03/2000    340,000,000
 -----------------------------------------------------------------------------
 MORGAN STANLEY & CO.          501,500,000     3.25  01/03/2000    501,500,000
 -----------------------------------------------------------------------------
 TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT                       $1,541,500,000
 -----------------------------------------------------------------------------

 7. LINE OF CREDIT FACILITY

 The Fund participates in a $250,000,000 uncommitted and a $250,000,000 com-mitted, unsecured revolving line of credit facility. Under the most restric-tive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment which has not been utilized. During the period ended December 31, 1999, the Fund did not have any borrowings under this facility.

 8. CERTAIN RECLASSIFICATIONS

 In accordance with Statement of Position 93-2, the Fund has reclassified $1,596,336 and $694,998 from accumulated net realized gain and paid-in capi-tal, respectively, to accumulated undistributed net investment income. These reclassifications have no impact on the net asset value of the Fund and are designed to present the Fund's capital accounts on a tax basis.

 9. CHANGE IN INDEPENDENT AUDITOR

 On October 26, 1999 the Board of Trustees of the Fund, upon the recommenda-tion of the Board's audit committee, determined not to retain Arthur Andersen LLP and approved a change of the Fund's independent auditors to Ernst & Young LLP. For the fiscal year ended December 31, 1999, Arthur Andersen LLP's audit report contained no adverse opinion or disclaimer of opinion; nor was their report qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and Arthur Andersen LLP on accounting principles or practices, financial statement dis-closure or audit scope or procedure, which if not resolved to the satisfac-tion of Arthur Andersen LLP would have caused them to make reference to the disagreement in their reports.

                                          GOLDMAN SACHS INTERNET TOLLKEEPER FUND


 10. SUMMARY OF SHARE TRANSACTIONS

 Share activity is as follows:


                      FOR THE PERIOD ENDED DECEMBER 31, 1999(A)
                                                    -------------
                            SHARES               DOLLARS
-----------------------------------------------------------------
CLASS A SHARES
Shares sold                   30,877,360  $          446,765,899
Shares repurchased              (976,568)            (15,181,934)
                                                    -------------
                              29,900,792             431,583,965
-----------------------------------------------------------------
CLASS B SHARES
Shares sold                   28,306,620  $          410,588,840
Shares repurchased              (332,394)             (5,542,861)
                                                    -------------
                              27,974,226             405,045,979
-----------------------------------------------------------------
CLASS C SHARES
Shares sold                   17,453,014  $          255,619,532
Shares repurchased              (302,683)             (4,835,240)
                                                    -------------
                              17,150,331             250,784,292
-----------------------------------------------------------------
INSTITUTIONAL SHARES
Shares sold                    3,805,337  $           54,197,768
Shares repurchased              (259,271)             (3,039,125)
                                                    -------------
                               3,546,066              51,158,643
-----------------------------------------------------------------
SERVICE SHARES
Shares sold                        2,764  $               29,491
Shares repurchased                    --                      --
                                                    -------------
                                   2,764                  29,491
-----------------------------------------------------------------
NET INCREASE                  78,574,179  $        1,138,602,370
-----------------------------------------------------------------

(a) Commencement of operations was October 1, 1999 for all classes.

GOLDMAN SACHS INTERNET TOLLKEEPER FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout The Period


                                       INCOME FROM
                                INVESTMENT OPERATIONS(A)
                           -----------------------------------
                           NET ASSET
                            VALUE,      NET      NET REALIZED  NET INCREASE NET ASSET
                           BEGINNING INVESTMENT AND UNREALIZED IN NET ASSET VALUE, END
                           OF PERIOD    LOSS(E)      GAIN(E)      VALUE     OF PERIOD
 FOR THE PERIOD ENDED DECEMBER 31,
  1999 - Class A Shares
  (Commenced October 1)     $10.00    $(0.05)       $9.30         $9.25       $19.25
  1999 - Class B Shares
  (Commenced October 1)      10.00     (0.08)        9.28          9.20        19.20
  1999 - Class C Shares
  (Commenced October 1)      10.00     (0.08)        9.27          9.19        19.19
  1999 - Institutional
  Shares (Commenced Octo-
  ber 1)                     10.00     (0.03)        9.28          9.25        19.25
  1999 - Service Shares
  (Commenced October 1)      10.00     (0.05)        9.28          9.23        19.23

--------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.

 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Annualized.
 (d) Not annualized.
 (e) Calculated based on the average shares outstanding methodology.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                          GOLDMAN SACHS INTERNET TOLLKEEPER FUND


                                                                                    RATIOS ASSUMING
                                                                                NO EXPENSE LIMITATIONS
                                                                         ----------------------------------------
                  NET ASSETS                            RATIO OF                                    RATIO OF
                  AT END OF       RATIO OF           NET INVESTMENT           RATIO OF           NET INVESTMENT      PORTFOLIO
      TOTAL         PERIOD      NET EXPENSES TO           LOSS TO             EXPENSES TO             LOSS TO        TURNOVER
   RETURN(B)(D)   (IN 000S)  AVERAGE NET ASSETS(C) AVERAGE NET ASSETS(C) AVERAGE NET ASSETS(C) AVERAGE NET ASSETS(C)   RATE(D)
   92.50%          $575,535         1.50%                (1.29)%                1.79%                (1.58)%           16.16%
   92.00            537,282         2.25                 (2.04)                 2.54                 (2.33)            16.16
   91.90            329,135         2.25                 (2.05)                 2.54                 (2.34)            16.16
   92.50             68,275         1.10                 (0.88)                 1.39                 (1.17)            16.16
   92.30                 53         1.60                 (1.35)                 1.89                 (1.64)            16.16

--------------------------------------------------------------------------------

GOLDMAN SACHS INTERNET TOLLKEEPER FUND

Report of Independent Public Accountants

 To the Shareholders and Board of Trustees of Goldman Sachs Trust -- Internet Tollkeeper Fund:

 We have audited the accompanying statement of assets and liabilities of the Goldman Sachs Internet Tollkeeper Fund, one of the portfolios constituting Goldman Sachs Trust (a Delaware Business Trust), including the statement of investments, as of December 31, 1999, and the related statement of opera-tions, the statement of changes in net assets and the financial highlights for the period presented. These financial statements and the financial high-lights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial high-lights based on our audit.

 We conducted our audit in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the finan-cial statements and financial highlights. Our procedures included confirma-tion of securities owned as of December 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting prin-ciples used and significant estimates made by management, as well as evaluat-ing the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

 In our opinion, the financial statements and the financial highlights re-ferred to above present fairly, in all material respects, the financial posi-tion of Goldman Sachs Internet Tollkeeper Fund as of December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the period presented, in conformity with generally accepted accounting principles.

                                   ARTHUR ANDERSEN LLP
 Boston, Massachusetts
 February 17, 2000

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Statement of Investments
December 31, 1999

  SHARES  DESCRIPTION                                      VALUE
 COMMON STOCKS - 96.0%
  APARTMENTS - 17.9%
  155,700 Apartment Investment & Management Co.       $ 6,198,806
  101,200 Archstone Communities Trust                   2,074,600
  173,400 AvalonBay Communities, Inc.                   5,949,787
  130,400 Equity Residential Properties Trust           5,566,450
   66,900 Essex Property Trust, Inc.                    2,274,600
   90,100 Home Properties of New York, Inc.             2,472,119
                                                      -----------
                                                       24,536,362
 ----------------------------------------------------------------
  DEVELOPMENT - 3.0%
  323,900 Catellus Development Corp. *                  4,149,969
 ----------------------------------------------------------------
  HOTELS - 10.9%
   95,600 Hospitality Properties Trust                  1,822,375
   90,300 MeriStar Hospitality Corp.                    1,444,800
  243,600 Prime Hospitality Corp. *                     2,146,725
  405,900 Starwood Hotels & Resorts Worldwide, Inc.     9,538,650
                                                      -----------
                                                       14,952,550
 ----------------------------------------------------------------
  INDUSTRIAL - 8.4%
   61,800 AMB Property Corp.                            1,232,138
   62,500 CenterPoint Properties Corp.                  2,242,187
  158,400 Liberty Property Trust                        3,841,200
  216,400 ProLogis Trust                                4,165,700
                                                      -----------
                                                       11,481,225
 ----------------------------------------------------------------
  MANUFACTURED HOUSING - 1.6%
   91,200 Manufactured Home Communities, Inc.           2,217,300
 ----------------------------------------------------------------
  MIXED PROPERTIES - 18.9%
  142,000 Cousins Properties, Inc.                      4,819,125
  175,100 Duke-Weeks Realty Corp.                       3,414,450
   99,600 Highwoods Properties, Inc.                    2,315,700
  245,400 Prentiss Properties Trust                     5,153,400
   72,950 Reckson Associates Realty Corp.               1,495,475
  268,200 Trizec Hahn Corp.                             4,525,875
  131,600 Vornado Realty Trust                          4,277,000
                                                      -----------
                                                       26,001,025
 ----------------------------------------------------------------
  OFFICE - 16.9%
  130,000 Boston Properties, Inc.                       4,046,250
  199,900 Brandywine Realty Trust                       3,273,363
  218,700 Corporate Office Properties Trust             1,667,588
  238,300 Equity Office Properties Trust                5,868,137
   86,900 Mack-Cali Realty Corp.                        2,264,831
   60,300 Parkway Properties, Inc.                      1,737,394
  119,400 Spieker Properties, Inc.                      4,350,637
                                                      -----------
                                                       23,208,200
 ----------------------------------------------------------------

  SHARES  DESCRIPTION                                 VALUE

 COMMON STOCKS - (CONTINUED)

  REGIONAL MALLS - 10.0%
  145,900 General Growth Properties, Inc.       $  4,085,200
  151,200 Simon Property Group, Inc.               3,468,150
  128,800 The Macerich Co.                         2,680,650
  167,750 The Rouse Co.                            3,564,688
                                                ------------
                                                  13,798,688
 -----------------------------------------------------------
  SELF-STORAGE - 3.4%
  206,300 Public Storage, Inc.                     4,680,431
 -----------------------------------------------------------
  SHOPPING CENTERS - 5.0%
  243,200 Developers Diversified Realty Corp.      3,131,200
  108,200 Kimco Realty Corp.                       3,665,275
                                                ------------
                                                   6,796,475
 -----------------------------------------------------------
  TOTAL COMMON STOCKS
  (COST $138,397,488)                           $131,822,225
 -----------------------------------------------------------
  TOTAL INVESTMENTS
  (COST $138,397,488)                           $131,822,225
 -----------------------------------------------------------

  * Non-income producing security.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Statement of Assets and Liabilities
December 31, 1999

 ASSETS:

  Investment in securities, at value (identified cost
  $138,397,488)                                                   $131,822,225
  Cash                                                               3,487,292
  Receivables:
  Investment securities sold                                         1,014,226
  Dividends and interest                                             1,105,352
  Fund shares sold                                                   1,033,593
  Reimbursement from adviser                                            80,255
  Other assets                                                             481
 ------------------------------------------------------------------------------
  TOTAL ASSETS                                                     138,543,424
 ------------------------------------------------------------------------------

 LIABILITIES:

  Payables:
  Investment securities purchased                                      915,550
  Fund shares repurchased                                                6,977
  Amounts owed to affiliates                                           156,996
  Accrued expenses and other liabilities                                76,201
 ------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                  1,155,724
 ------------------------------------------------------------------------------

 NET ASSETS:

  Paid-in capital                                                  146,739,543
  Accumulated distributions in excess of net investment income          34,187
  Accumulated net realized loss on investment transactions          (2,810,767)
  Net unrealized loss on investments                                (6,575,263)
 ------------------------------------------------------------------------------
  NET ASSETS                                                      $137,387,700
 ------------------------------------------------------------------------------
  Net asset value, offering and redemption price per share:(a)
  Class A                                                                $8.68
  Class B                                                                $8.73
  Class C                                                                $8.66
  Institutional                                                          $8.69
  Service                                                                $8.69
 ------------------------------------------------------------------------------
  Shares outstanding:
  Class A                                                           10,769,219
  Class B                                                               52,266
  Class C                                                               80,477
  Institutional                                                      4,922,271
  Service                                                                  159
 ------------------------------------------------------------------------------
  Total shares outstanding, $.001 par value (unlimited number of
  shares authorized)                                                15,824,392
 ------------------------------------------------------------------------------

 (a) Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A shares is $9.19. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Statement of Operations
For the Year Ended December 31, 1999

  INVESTMENT INCOME:
  Dividends(a)                                               $ 8,091,401
  Interest                                                       176,804
 ------------------------------------------------------------------------
  TOTAL INCOME                                                 8,268,205
 ------------------------------------------------------------------------
  EXPENSES:
  Management fees                                              1,490,779
  Distribution and service fees(b)                               480,065
  Transfer agent fees(c)                                         203,038
  Registration fees                                              155,759
  Custodian fees                                                  70,735
  Professional fees                                               70,207
  Trustee fees                                                     9,975
  Other                                                          103,963
 ------------------------------------------------------------------------
  TOTAL EXPENSES                                               2,584,521
 ------------------------------------------------------------------------
  Less -- expenses reimbursed and fees waived                   (642,658)
 ------------------------------------------------------------------------
  NET EXPENSES                                                 1,941,863
 ------------------------------------------------------------------------
  NET INVESTMENT INCOME                                        6,326,342
 ------------------------------------------------------------------------
  REALIZED AND UNREALIZED LOSS ON INVESTMENT AND OPTION
  TRANSACTIONS
  Net realized loss from:
   Investment transactions                                    (2,268,938)
   Options written                                               (71,952)
  Net change in unrealized gain on investments                (6,845,259)
 ------------------------------------------------------------------------
  NET REALIZED AND UNREALIZED LOSS ON INVESTMENT AND OPTION
  TRANSACTIONS                                                (9,186,149)
 ------------------------------------------------------------------------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS       $(2,859,807)
 ------------------------------------------------------------------------

 (a) Taxes withheld on dividends were $13,472.
 (b) Class A, Class B and Class C had distribution and service fees of $475,977, $1,779 and $2,309, respectively.
 (c) Class A, Class B, Class C, Institutional Class and Service Class had transfer agent fees of $180,871, $338, $439, $21,389 and $1, respectively.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Statements of Changes in Net Assets

                                         FOR THE YEAR           FOR THE
                                             ENDED            PERIOD ENDED
                                       DECEMBER 31, 1999  DECEMBER 31, 1998(A)
  FROM OPERATIONS:
  Net investment income                     $  6,326,342           $   756,089
  Net realized loss on investment
  transactions                                (2,340,890)             (272,915)
  Net change in unrealized gain on
  investments                                 (6,845,259)              269,996
 ------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS            (2,859,807)              753,170
 ------------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
  Class A                                     (4,206,708)             (142,487)
  Class B                                         (9,242)                   (6)
  Class C                                        (12,545)                  (17)
  Institutional shares                        (2,276,191)             (435,155)
  Service shares                                     (59)                  (21)
  In excess of net investment income
  Class A                                       (252,747)                   --
  Class B                                           (555)                   --
  Class C                                           (754)                   --
  Institutional shares                          (136,758)                   --
  Service shares                                      (4)                   --
  From capital
  Class A                                       (228,429)                   --
  Class B                                           (502)                   --
  Class C                                           (681)                   --
  Institutional shares                          (123,600)                   --
  Service shares                                      (3)                   --
 ------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS         (7,248,778)             (577,686)
 ------------------------------------------------------------------------------
  FROM SHARE TRANSACTIONS:
  Proceeds from sales of shares              129,535,822            68,339,282
  Reinvestment of dividends and
  distributions                                4,492,219               377,842
  Cost of shares repurchased                 (54,013,009)           (1,411,355)
 ------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS
  RESULTING FROM SHARE TRANSACTIONS           80,015,032            67,305,769
 ------------------------------------------------------------------------------
  TOTAL INCREASE                              69,906,447            67,481,253
 ------------------------------------------------------------------------------
  NET ASSETS:
  Beginning of period                         67,481,253                    --
 ------------------------------------------------------------------------------
  End of year                               $137,387,700           $67,481,253
 ------------------------------------------------------------------------------
  ACCUMULATED UNDISTRIBUTED NET
  INVESTMENT INCOME                         $     34,187           $   178,403
 ------------------------------------------------------------------------------

 (a) Commencement of operations was July 27, 1998 for all classes.

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Notes to Financial Statements
December 31, 1999

 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust includes the Goldman Sachs Real Estate Securi-ties Fund (the "Fund"). The Fund is a diversified portfolio offering five classes of shares -- Class A, Class B, Class C, Institutional and Service.
  The Fund invests primarily in securities of issuers that are engaged in or related to the real estate industry, and does have a policy of concentrating its investments in the real estate industry. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of the significant accounting policies consist-ently followed by the Fund. The preparation of financial statements in con-formity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

 A. Investment Valuation -- Investments in securities traded on a U.S. or for-eign securities exchange or the NASDAQ system are valued daily at their last sale or closing price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost. Restricted securities, and other securities for which quo-tations are not readily available, are valued at fair value using methods ap-proved by the Trust's Board of Trustees.

 B. Securities Transactions and Investment Income -- Securities transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment in-come in an amount equal to the cash dividend. This amount is also used as an estimate of the fair value of the stock received. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

 C. Federal Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required.
   The characterization of distributions to shareholders for financial report-ing purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying fi-nancial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from capital, depending on the type of book/tax differences that may exist.
   In addition, distributions paid by the Fund's investments in real estate investment trusts ("REITs") often include a "return of capital" which is re-corded by the Fund as a reduction of the cost basis of the securities held. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of "non-cash" expenses such as property depreciation, an equity REIT's cash flow will exceed its taxable in-come. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital, and is generally not taxable to shareholders.
   At December 31, 1999 the aggregate cost of portfolio securities for federal income tax purposes is $138,800,869. Accordingly, the gross unrealized gain on investments was $2,376,575 and the gross unrealized loss on investments was $(9,355,219) resulting in a net unrealized loss of $(6,978,644).

 D. EXPENSES -- Expenses incurred by the Trust which do not specifically re-late to an individual fund of the Trust are allocated to the funds on a straight-line or pro rata basis depending upon the nature of the expense.

                                       GOLDMAN SACHS REAL ESTATE SECURITIES FUND

   Class A, Class B and Class C shareholders of the Fund bear all expenses and fees relating to their respective Distribution and Service Plans. Each class of shares separately bears its respective class-specific transfer agency fees. Shareholders of Service shares bear all expenses and fees paid to serv-ice organizations.

 E. Segregation Transactions -- The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency ex-change contracts, futures contracts, written options, mortgage dollar rolls, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into those transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

 3. AGREEMENTS

 Goldman Sachs Asset Management ("GSAM"), a unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment ad-viser pursuant to an Investment Management Agreement (the "Agreement"). Under the Agreement, GSAM, subject to the general supervision of the Trust's Board of Trustees, manages the Fund's portfolio. As compensation for the services rendered under the Agreement, the assumption of the expenses related thereto and administering the Fund's business affairs, including providing facili-ties, GSAM is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 1.00% of the average daily net assets of the Fund.
   Goldman Sachs has voluntarily agreed to reduce or limit certain "Other Ex-penses" for the Fund (excluding management fees, Service share fees, distri-bution and service fees, litigation and indemnification costs, taxes, interest, brokerage commissions, transfer agent fees and extraordinary ex-penses) until further notice to the extent such expenses exceed .00% of the average daily net assets of the Fund. For the year ended December 31, 1999, the adviser reimbursed approximately $405,000.
   Goldman Sachs serves as the Distributor of shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $962,000 for the year ended December 31, 1999.
   The Trust, on behalf of the Fund, has adopted Distribution and Service plans. Under the Distribution and Service plans, Goldman Sachs and/or Autho-rized Dealers are entitled to a monthly fee for distribution and shareholder maintenance services equal, on an annual basis, to .50%, 1.00% and 1.00% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. Goldman Sachs has voluntarily agreed to waive a portion of the Distribution and Service fees equal, on an annual basis, to .25% of the average daily net assets attributable to the Class A shares. For the year ended December 31, 1999, Goldman Sachs has waived approximately $238,000 of the Distribution and Service fees attributable to the Class A shares. Goldman Sachs may discontinue or modify this waiver in the future at its discretion.
   The Trust, on behalf of the Fund, has adopted a Service Plan. This Plan al-lows for Service shares to compensate service organizations for providing va-rying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to .50% (on an annualized basis), of the average daily net asset value of the Service shares.
   Goldman Sachs also serves as the Transfer Agent of the Fund for a fee cal-culated daily and payable monthly at an annual rate as follows: .19% of the average daily net assets for Class A, Class B and Class C shares and .04% of the average daily net assets for Institutional and Service shares.
   At December 31, 1999, the Fund owed approximately $118,000, $22,000 and $17,000 for Management, Distribution and Service and Transfer Agent fees, re-spectively.

 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchases and proceeds of sales or maturities of securities (excluding short-term investments) for the year ended December 31, 1999, were $135,322,599 and $52,913,951, respectively.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

December 31, 1999

   For the period ended December 31, 1999, Goldman Sachs earned approximately $17,090 of brokerage commissions from portfolio transactions.
 OPTION ACCOUNTING PRINCIPLES -- When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equiv-alent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written op-tion expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a written call option is exer-cised, the Fund realizes a gain or loss from the sale of the underlying secu-rity, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund pur-chases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
   Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, de-pending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a pur-chased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

   For the year ended December 31, 1999, written call option transactions in the Fund were as follows:

      WRITTEN OPTIONS                     NUMBER OF CONTRACTS PREMIUM RECEIVED
 -----------------------------------------------------------------------------
  Balance outstanding, beginning of
  period                                           --            $      --
  Options written                                 916              140,088
  Options terminated in closing purchase
  transactions                                   (916)            (140,088)
 -----------------------------------------------------------------------------
  BALANCE OUTSTANDING, END OF PERIOD               --            $      --
 -----------------------------------------------------------------------------

 5. LINE OF CREDIT FACILITY

 The Fund participated in a $250,000,000 uncommitted, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must have owned securities having a market value in excess of 300% of the total bank borrowings. Effective April 30, 1999, the Fund now participates in a $250,000,000 uncommitted and a $250,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. These facilities are to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment which has not been utilized. During the year ended December 31, 1999, the Fund did not have any borrowings under any of these facilities.

 6. OTHER MATTERS

 As of December 31, 1999, the Goldman Sachs Growth and Income Strategy Portfo-lio and Growth Strategy Portfolio were the beneficial owners of approximately 6% and 5%, respectively of the outstanding shares of the Fund.

 7. CERTAIN RECLASSIFICATIONS

 In accordance with Statement of Position 93-2, the Fund has reclassified $196,962 and $581,258 from accumulated net realized loss and paid-in capital, respectively, to accumulated undistributed net investment income. These re-classifications have no impact on the net asset value of the Fund and are de-signed to present the Fund's capital accounts on a tax basis.

                                       GOLDMAN SACHS REAL ESTATE SECURITIES FUND


 8. CHANGE IN INDEPENDENT AUDITOR

 On October 26, 1999 the Board of Trustees of the Fund, upon the recommenda-tion of the Board's audit committee, determined not to retain Arthur Andersen LLP and approved a change of the Fund's independent auditors to Ernst & Young LLP. For the fiscal years ended December 31, 1999 and December 31, 1998, Ar-thur Andersen LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and Arthur Andersen LLP on accounting principles or practic-es, financial statement disclosure or audit scope or procedure, which if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference to the disagreement in their reports.

 9. SUMMARY OF SHARE TRANSACTIONS

 Share activity for the year ended December 31, 1999 and the period ended De-cember 31, 1998 is as follows:

                             FOR THE YEAR ENDED
                              DECEMBER 31, 1999    FOR THE PERIOD ENDED DECEMBER 31, 1998(A)
                              ----------------------------------------------------------------
                            SHARES       DOLLARS                 SHARES               DOLLARS
 ---------------------------------------------------------------------------------------------
 CLASS A SHARES
 Shares sold            11,403,124  $104,642,563              2,290,778  $         21,057,481
 Reinvestment of divi-
dends and distribu-
tions                      412,356     3,571,008                 15,406               140,082
 Shares repurchased     (3,215,626)  (27,495,073)              (136,819)           (1,259,100)
                             -----------------------------------------------------------------
                         8,599,854    80,718,498              2,169,365            19,938,463
 ---------------------------------------------------------------------------------------------
 CLASS B SHARES
 Shares sold                51,929       468,345                  3,365                30,562
 Reinvestment of divi-
dends and distribu-
tions                        1,151         9,653                      1                     6
 Shares repurchased         (1,003)       (8,393)                (3,177)              (29,200)
                             -----------------------------------------------------------------
                            52,077       469,605                    189                 1,368
 ---------------------------------------------------------------------------------------------
 CLASS C SHARES
 Shares sold                88,350       792,983                    161                 1,600
 Reinvestment of divi-
dends and distribu-
tions                        1,413        11,869                      2                    16
 Shares repurchased         (9,449)      (80,747)                    --                    --
                             -----------------------------------------------------------------
                            80,314       724,105                    163                 1,616
 ---------------------------------------------------------------------------------------------
 INSTITUTIONAL SHARES
 Shares sold             2,581,373    23,631,931              5,144,538            47,248,039
 Reinvestment of divi-
dends and distribu-
tions                      101,530       899,623                 25,915               237,717
 Shares repurchased     (2,917,766)  (26,428,706)               (13,319)             (123,055)
                             -----------------------------------------------------------------
                          (234,863)   (1,897,152)             5,157,134            47,362,701
 ---------------------------------------------------------------------------------------------
 SERVICE SHARES
 Shares sold                    --            --                    161                 1,600
 Reinvestment of divi-
dends and distribu-
tions                            7            66                      2                    21
 Shares repurchased            (11)          (90)                    --                    --
                             -----------------------------------------------------------------
                                (4)          (24)                   163                 1,621
 ---------------------------------------------------------------------------------------------
 NET INCREASE            8,497,378  $ 80,015,032              7,327,014  $         67,305,769
 ---------------------------------------------------------------------------------------------

 (a) Commencement of operations was July 27, 1998 for all classes.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period


                                      INCOME FROM
                               INVESTMENT OPERATIONS(A)        DISTRIBUTIONS TO SHAREHOLDERS
                          ------------------------------------ -----------------------------
                          NET ASSET                                       IN EXCESS          NET INCREASE
                           VALUE,      NET       NET REALIZED   FROM NET    OF NET            (DECREASE)
                          BEGINNING INVESTMENT  AND UNREALIZED INVESTMENT INVESTMENT  FROM   IN NET ASSET
                          OF PERIOD   INCOME        LOSS         INCOME     INCOME   CAPITAL    VALUE
 FOR THE YEAR ENDED DECEMBER 31,
  1999 - Class A Shares     $9.20     $0.38(e)      $(0.48)(e)   $(0.38)    (0.02)    (0.02)   $(0.52)
  1999 - Class B Shares      9.27      0.28(e)       (0.45)(e)    (0.28)    (0.07)    (0.02)    (0.54)
  1999 - Class C Shares      9.21      0.30(e)       (0.48)(e)    (0.30)    (0.05)    (0.02)    (0.55)
  1999 - Institutional
  Shares                     9.21      0.40(e)       (0.47)(e)    (0.40)    (0.03)    (0.02)    (0.52)
  1999 - Service Shares      9.21      0.38(e)       (0.49)(e)    (0.38)    (0.01)    (0.02)    (0.52)
 FOR THE PERIOD ENDED DECEMBER 31,
  1998 - Class A Shares
  (commenced July 27)       10.00      0.15          (0.80)       (0.15)       --        --      (0.80)
  1998 - Class B Shares
  (commenced July 27)       10.00      0.14(e)       (0.83)(e)    (0.04)       --        --      (0.73)
  1998 - Class C Shares
  (commenced July 27)       10.00      0.22(e)       (0.91)(e)    (0.10)       --        --      (0.79)
  1998 - Institutional
  Shares (commenced July
  27)                       10.00      0.31(e)       (0.95)(e)    (0.15)       --        --      (0.79)
  1998 - Service Shares
  (commenced July 27)       10.00      0.25(e)       (0.91)(e)    (0.13)       --        --      (0.79)
 ------------------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.

 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Annualized.
 (d) Not annualized.
 (e) Calculated based on the average shares outstanding methodology.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       GOLDMAN SACHS REAL ESTATE SECURITIES FUND

                                                                                         RATIOS ASSUMING
                                                                                   NO VOLUNTARY WAIVER OF FEES
                                                                                      OR EXPENSE LIMITATIONS
                                                                              --------------------------------------
                             NET ASSETS                         RATIO OF                              RATIO OF
   NET ASSET                 AT END OF       RATIO OF        NET INVESTMENT        RATIO OF        NET INVESTMENT    PORTFOLIO
   VALUE, END     TOTAL        PERIOD    NET EXPENSES TO       INCOME TO         EXPENSES TO          INCOME TO      TURNOVER
   OF PERIOD     RETURN(B)   (IN 000S)  AVERAGE NET ASSETS AVERAGE NET ASSETS AVERAGE NET ASSETS  AVERAGE NET ASSETS   RATE
     $8.68        (1.02)%     $93,443          1.44%              4.14%              1.96%               3.62%       37.43%
      8.73        (1.73)          457          2.19               3.21               2.46                2.94        37.43
      8.66        (1.80)          697          2.19               3.38               2.46                3.11        37.43
      8.69        (0.64)       42,790          1.04               4.43               1.31                4.16        37.43
      8.69        (1.12)            1          1.54               4.17               1.81                3.90        37.43
      9.20        (6.53)(d)    19,961          1.47(c)           23.52(c)            3.52(c)            21.47(c)      6.03(d)
      9.27        (6.88)(d)         2          2.19(c)            3.60(c)            4.02(c)             1.77(c)      6.03(d)
      9.21        (6.85)(d)         1          2.19(c)            5.49(c)            4.02(c)             3.66(c)      6.03(d)
      9.21        (6.37)(d)    47,516          1.04(c)            8.05(c)            2.87(c)             6.22(c)      6.03(d)
      9.21        (6.56)(d)         1          1.54(c)            6.29(c)            3.37(c)             4.46(c)      6.03(d)
------------------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Report of Independent Public Accountants

 To the Shareholders and Board of Trustees of Goldman Sachs Trust -- Real Es-tate Securities Fund:

 We have audited the accompanying statement of assets and liabilities of the Goldman Sachs Real Estate Securities Fund, one of the portfolios constituting Goldman Sachs Trust (a Delaware Business Trust), including the statement of investments, as of December 31, 1999, and the related statement of opera-tions, the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and the financial high-lights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial high-lights based on our audits.

 We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the finan-cial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian and brokers. An au-dit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and the financial highlights re-ferred to above present fairly, in all material respects, the financial posi-tion of Goldman Sachs Real Estate Securities Fund as of December 31, 1999, the results of its operations, the changes in its net assets and the finan-cial highlights for the periods presented, in conformity with generally ac-cepted accounting principles.

                                   ARTHUR ANDERSEN LLP
 Boston, Massachusetts
 February 16, 2000

                                    PART B
                      STATEMENT OF ADDITIONAL INFORMATION
                                Class A Shares
                                Class B Shares
                                Class C Shares
                             Institutional Shares
                                Service Shares
                 GOLDMAN SACHS CONSERVATIVE STRATEGY PORTFOLIO
                   GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO
              GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO
                    GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO
              GOLDMAN SACHS AGGRESSIVE GROWTH STRATEGY PORTFOLIO
                   (Each a portfolio of Goldman Sachs Trust)

                               4900 Sears Tower
                         Chicago, Illinois  60606-6303


     This Statement of Additional Information (the "Additional Statement") is not a prospectus. This Additional Statement should be read in conjunction with the prospectuses for the Class A, Class B, Class C, Service Shares and Institutional Shares of Goldman Sachs Conservative Strategy Portfolio, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Growth Strategy Portfolio and Goldman Sachs Aggressive Growth Strategy Portfolio dated May 1, 2000, and as may be further amended and/or supplemented from time to time (the "Prospectus"), which may be obtained without charge from Goldman, Sachs & Co. by calling the telephone number, or writing to one of the addresses, listed below.


     The audited financial statements and related Report of Arthur Andersen LLP, the former independent public accountants for each Portfolio, contained in each Portfolio's 1999 Annual Report are incorporated herein by reference in the section "Financial Statements." No other portions of the Portfolios' Annual Report are incorporated herein by reference. PricewaterhouseCoopers LLP, independent public accountants, have been selected as the independent public accountants of the Portfolios for the fiscal year ending December 31, 2000.


The date of this Additional Statement is May 1, 2000.

                               TABLE OF CONTENTS

                                                                                          Page
                                                                                          -----
INTRODUCTION.................................................................                B-4
INVESTMENT OBJECTIVES AND POLICIES...........................................                B-4
DESCRIPTION OF INVESTMENT SECURITIES AND PRACTICES...........................               B-18
INVESTMENT RESTRICTIONS......................................................               B-58
MANAGEMENT...................................................................               B-60
PORTFOLIO TRANSACTIONS AND BROKERAGE.........................................               B-79
NET ASSET VALUE..............................................................               B-81
PERFORMANCE INFORMATION......................................................               B-83
SHARES OF THE TRUST..........................................................               B-90
TAXATION.....................................................................               B-95
FINANCIAL STATEMENTS.........................................................              B-102
OTHER INFORMATION............................................................              B-102
OTHER INFORMATION REGARDING PURCHASES, REDEMPTIONS, EXCHANGES AND DIVIDENDS..              B-104
DISTRIBUTION AND SERVICE PLANS...............................................              B-107
SERVICE PLAN.................................................................              B-112
APPENDIX A...................................................................                1-A
APPENDIX B...................................................................                1-B
APPENDIX C (Statement of Intention and Escrow Agreement).....................                1-C

   GOLDMAN SACHS ASSET MANAGEMENT
   Investment Adviser

   32 Old Slip
   New York, New York 10005

   GOLDMAN, SACHS & CO.
   Distributor
   85 Broad Street
   New York, NY 10004

   GOLDMAN, SACHS & CO.
   Transfer Agent
   4900 Sears Tower
   Chicago, Illinois 60606


                         Toll free .......800-526-7384

                                 INTRODUCTION


          Goldman Sachs Trust (the "Trust") is an open-end management investment company. The Trust is organized as a Delaware business trust, and is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997. The following series of the Trust are described in this Additional
Statement: Goldman Sachs Conservative Strategy Portfolio ("Conservative Strategy Portfolio"), Goldman Sachs Balanced Strategy Portfolio ("Balanced Strategy Portfolio"), Goldman Sachs Growth and Income Strategy Portfolio ("Growth and Income Strategy Portfolio"), Goldman Sachs Growth Strategy Portfolio ("Growth Strategy Portfolio") and Goldman Sachs Aggressive Growth Strategy Portfolio ("Aggressive Growth Strategy Portfolio") (each referred to herein as a "Portfolio" and collectively referred to as the "Portfolios"). The Trust assumed its current name on March 22, 1991. The Trustees of the Trust have authority under the Declaration of Trust to create and classify shares into separate series and to classify and reclassify any series of shares into one or more classes without further action by shareholders. Pursuant thereto, the Trustees have created the Portfolios and other series. Each Portfolio is each authorized to issue five classes of shares: Institutional Shares, Service Shares, Class A Shares, Class B Shares and Class C Shares. Additional series and classes may be added in the future from time to time.

          Each Portfolio is a separately managed, diversified mutual fund with its own investment objectives and policies. Each Portfolio has been constructed as a "fund of funds," which means that it pursues its investment objective primarily by allocating its investments among other investment portfolios of the Trust (the "Underlying Funds").


          Goldman Sachs Asset Management ("GSAM"), a unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to each Portfolio. GSAM is sometimes referred to herein as the "Investment Adviser." Goldman Sachs serves as each Portfolio's distributor and transfer agent. Each Portfolio's custodian is State Street Bank and Trust Company ("State Street").

                       INVESTMENT OBJECTIVES AND POLICIES


          Normally, each of the Portfolios will be predominantly invested in shares of the Underlying Funds. These Underlying Funds currently consist of the:
CORESM Large Cap Value Fund, CORESM U.S. Equity Fund, CORESM Large Cap Growth Fund, CORESM Small Cap Equity Fund, Capital Growth Fund, Mid Cap Value Fund (formerly Mid Cap Equity Fund), Small Cap Value Fund, Real Estate Securities Fund, CORESM International Equity Fund, International Equity Fund, European Equity Fund, Japanese Equity Fund, International Small Cap Fund, Emerging Markets Equity Fund, and Asia Growth Fund, (the "Underlying Equity Funds"); Adjustable Rate Government Fund, Short Duration Government Fund, Government Income Fund, Core Fixed Income Fund, Global Income Fund and High Yield Fund (the "Underlying Fixed-Income Funds") and the Financial Square Prime Obligations Fund. The value of the Underlying Funds' investments, and the net asset value of the shares of both the Underlying Funds and the Portfolios will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions, so that an investment in any of the Portfolios may be worth more or less when redeemed than when purchased. The following description provides additional information regarding the Underlying Funds and the types of investments that the Underlying Funds may make.

Description of Underlying Funds
-------------------------------

CORE Large Cap Value Fund

     Objective.  This Fund seeks long-term growth of capital and dividend
     ---------
income. The Fund seeks this objective through a broadly diversified portfolio of equity securities of large-cap U.S. issuers that are selling at low to modest valuations relative to general market measures such as earnings, book value and other fundamental accounting measures, and that are expected to have favorable prospects for capital appreciation and/or dividend-paying ability.

     Primary Investment Focus.  This Fund invests, under normal circumstances,
     ------------------------
at least 90% of its total assets in equity securities of U.S. issuers, including foreign issuers that are traded in the United States. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 1000 Value Index. The Fund seeks a portfolio composed of companies with above average capitalizations and low to moderate valuations as measured by price/earnings ratios, book value and other fundamental accounting measures.

     Other.  The Fund's investments in fixed-income securities are limited to
     -----
securities that are considered cash equivalents.

CORE U.S. Equity Fund

     Objective.  This Fund seeks long-term growth of capital and dividend
     ---------
income. The Fund seeks this objective through a broadly diversified portfolio of large-cap and blue chip equity securities representing all major sectors of the U.S. economy.

     Primary Investment Focus.  This Fund invests, under normal circumstances,
     ------------------------
at least 90% of its total assets in equity securities of U.S. issuers, including foreign issuers that are traded in the United States. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500 Index. The Fund seeks a broad representation in most major sectors of the U.S. economy and a portfolio composed of companies with average long-term earnings growth expectations and dividend yields.

     Other.  The Fund's investments in fixed-income securities are limited to
     -----
securities that are considered cash equivalents.

CORE Large Cap Growth Fund

     Objective.  This Fund seeks long-term growth of capital.  The Fund seeks
     ---------
this objective through a broadly diversified portfolio of equity securities of large cap U.S. issuers that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration.

     Primary Investment Focus.  This Fund invests, under normal circumstances,
     ------------------------
at least 90% of its total assets in equity securities of U.S. issuers, including foreign issuers that are traded in the United States. The Fund's investment adviser emphasizes a company's growth prospects in analyzing equity securities to be purchased by the Fund. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 1000 Growth Index. The Fund seeks a portfolio composed of companies with above average capitalizations and earnings growth expectations and below average dividend yields.

     Other.  The Fund's investments in fixed-income securities are limited to
     -----
securities that are considered cash equivalents.

CORE Small Cap Equity Fund

     Objective.  This Fund seeks long-term growth of capital.  The Fund seeks
     ---------
this objective through a broadly diversified portfolio of equity securities of U.S. issuers which are included in the Russell 2000 Index at the time of investment.

     Primary Investment Focus.  This Fund invests, under normal circumstances,
     ------------------------
at least 90% of its total assets in equity securities of U.S. issuers, including foreign issuers that are traded in the United States. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 2000 Index. The Fund seeks a portfolio composed of companies with small market capitalizations, strong expected earnings growth and momentum, and better valuation and risk characteristics than the Russell 2000 Index. If the issuer of a portfolio security held by the Fund is no longer included in the Russell 2000 Index, the Fund may, but is not required to, sell the security.

     Other.  The Fund's investments in fixed-income securities are limited to
     -----
securities that are considered cash equivalents.

Capital Growth Fund

     Objective.  This Fund seeks long-term growth of capital.
     ---------

     Primary Investment Focus.  This Fund invests, under normal circumstances,
     ------------------------
at least 90% of its total assets in equity securities. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities that are considered by its investment adviser to have long-term capital appreciation potential.

     Other.  Although this Fund will invest primarily in publicly traded U.S.
     -----
securities, it may invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Mid Cap Value Fund

     Objective.  This Fund seeks long-term capital appreciation.
     ---------


     Primary Investment Focus.  This Fund invests, under normal circumstances,
     ------------------------
substantially all of its assets in equity securities and at least 65% of its total assets in equity securities of mid-cap companies with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell Midcap Index at the time of investment (currently between $300 million and $15 billion). If the capitalization of an issuer decreases below $300 million or increases above $15 billion after purchase, the Fund may, but is not required to, sell the securities. Dividend income, if any, is an incidental consideration.


     Other.  This Fund may invest up to 35% of its total assets in fixed-income
     -----
securities, such as government, corporate and bank debt obligations. In addition, although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Small Cap Value Fund

     Objective.  This Fund seeks long-term growth of capital.
     ---------

     Primary Investment Focus.  This Fund invests, under normal circumstances,
     ------------------------
at least 65% of its total assets in equity securities of companies with public stock market capitalizations of $1 billion or less at the time of investment. Under normal circumstances, the Fund's investment horizon for ownership of stocks will be two to three years. Dividend income, if any, is an incidental consideration. If the market capitalization of a company held by the Fund increases above $1 billion, the Fund may, consistent with its investment objective, continue to hold the security.

     Small Capitalization Companies.  This Fund invests in companies which its
     ------------------------------
investment adviser believes are well managed niche businesses that have the potential to achieve high or improving returns on capital and/or above average sustainable growth. The Fund may invest in securities of small market capitalization companies which may have experienced financial difficulties. Investments may also be made in companies that are in the early stages of their life and that the Fund's investment adviser believes have significant growth potential. The investment adviser believes that the companies in which the Fund may invest offer greater opportunity for growth of capital than larger, more mature, better known companies. However, investments in such small market capitalization companies involve special risks.


     Other.  This Fund may invest in the aggregate up to 35% of its total
     -----
assets in companies with public stock market capitalizations in excess of $1 billion at the time of investment and in fixed-income securities, such as government, corporate and bank debt obligations. In addition, although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Real Estate Securities Fund

     Objective.  This Fund seeks total return comprised of long-term growth of
     ---------
capital and dividend income.

     Primary Investment Focus.  This Fund will invest, under normal
     ------------------------
circumstances substantially all and at least 80% of its total assets in a diversified portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry. The Fund expects that a substantial portion of its assets will be invested in REITs and real estate industry companies. A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or interests therein.

     The Fund's investment strategy is based on the premise that property market fundamentals are the primary determinant of growth, underlying the success of companies in the real estate industry. The Fund's investment adviser focuses on companies that can achieve sustainable growth in cash flow and dividend paying capability. The investment adviser attempts to purchase securities so that its underlying portfolio will be diversified geographically and by property type.

     Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs.


     Mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income and failing to maintain their exemptions from investment company registration. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions.

     REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline.

     Shares of REITs.  The Fund may invest without limitation in shares of
     ---------------
REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses directly by the Fund.


     Other.  This Fund may invest up to 20% of its total assets in fixed-income
     -----
securities, such as government, corporate and bank debt obligations, that offer the potential to further the Fund's investment objective. In addition, although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 15% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

CORE International Equity Fund

     Objective.  This Fund seeks long-term growth of capital.  The Fund seeks
     ---------
this objective through a broadly diversified portfolio of equity securities of large cap companies that are organized outside the United States or whose securities are principally traded outside the United States.

     Primary Investment Focus.  This Fund invests, under normal circumstances,
     ------------------------
at least 90% of its total assets in equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States.

     The Fund may allocate its assets among countries as determined by its investment adviser from time to time, provided the Fund's assets are invested in at least three foreign countries. The Fund may invest in securities of issuers in countries with emerging markets or economies which involve certain risks which are not present in investments in more developed countries.

     The Fund seeks broad representation of large cap issuers across major countries and sectors of the international economy. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the EAFE Index. In addition, the Fund seeks a portfolio composed of companies with attractive valuations and stronger momentum characteristics than the EAFE Index.

     Other.  The Fund's investments in fixed-income securities are limited to
     -----
securities that are considered to be cash equivalents.

International Equity Fund

     Objective.  This Fund seeks long-term capital appreciation.
     ---------

     Primary Investment Focus.  This Fund invests, under normal circumstances,
     ------------------------
substantially all, and at least 65% of its total assets in equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund intends to invest in companies with public stock market capitalizations that are larger than $1 billion at the time of investment.

     The Fund may allocate its assets among countries as determined by its investment adviser from time to time provided that the Fund's assets are invested in at least three foreign countries.


     The Fund expects to invest a substantial portion of its assets in the securities of issuers located in the developed countries of Western Europe and in Japan. However, the Fund may also invest in the securities of issuers located in Australia, Canada, New Zealand and emerging countries. Currently, emerging countries include among others, most Latin American, African, Asian and Eastern European nations. Many of the countries in which the Fund may invest have emerging markets or economies which involve certain risks which are not present in investments in more developed countries.


     Other.  Up to 35% of the Fund's total assets may be invested in
     -----
fixed-income securities, such as government, corporate and bank debt obligations.

European Equity Fund

     Objective.  This Fund seeks long-term capital appreciation.
     ---------

     Primary Investment Focus.  The Fund invests, under normal circumstances,
     ------------------------
substantially all, and at least 65% of its total assets in equity securities of European companies. Because of its focus, the Fund will be more susceptible to European economic, market, political and local risks than a fund that is more geographically diversified. A European issuer is a company that either: (i) has a class of its securities whose principal securities markets is in a European country; (ii) derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more of the European countries; (iii) maintains 50% or more of its assets in one or more of the European countries; or
(iv) is organized under the
laws of, or has a principal office in, a European country. The Fund may allocate its assets among different countries as determined by its investment adviser from time to time, provided that the Fund's assets are invested in at least three European countries. It is currently anticipated that a majority of the Fund's assets will be invested in the equity securities of large cap companies located in the developed countries of Western Europe. However, the Fund may also invest, without limit, in mid cap companies and small cap companies, as well as companies located in emerging countries. Currently, emerging countries include among others, most Latin American, African, Asian, most Eastern European nations, including the states that formerly comprised the Soviet Union and Yugoslavia.


     Other.  The Fund may invest in the aggregate up to 35% of its total assets
     -----
in equity securities of non-European countries and in fixed-income securities, such as government, corporate and bank debt obligations.

Japanese Equity Fund

     Objective.  This Fund seeks long-term capital appreciation.
     ---------


     Primary Investment Focus.  The Fund invests, under normal circumstances,
     ------------------------
substantially all, and at least 65% of its total assets in equity securities of Japanese companies. A Japanese issuer is a company that either: (i) has a class of its securities whose principal securities markets is in Japan; (ii) is organized under the laws of, or has a principal office in Japan; (iii) derives 50% or more of its total revenue from goods produced, sales made or services performed in Japan; or (iv) maintains 50% of more or its assets in Japan. The Fund's concentration in Japanese companies will expose it to the risk of adverse social, political and economic events which occur in Japan or affect the Japanese markets.


     Other.  The Fund may invest in the aggregate up to 35% of its total assets
     -----
in equity securities of non-Japanese companies and in fixed-income securities, such as government, corporate and bank debt obligations. Many of the emerging countries in which the Fund may invest involve risks that are not present in investments in more developed countries.

International Small Cap Fund

     Objective.  This Fund seeks long-term capital appreciation.
     ---------

     Primary Investment Focus.  The Fund invests, under normal circumstances,
     ------------------------
substantially all, and at least 65% of its total assets in equity securities of companies with public stock market capitalizations of $1 billion or less at the time of investment that are organized outside the U.S. or whose securities are principally traded outside the U.S. The Fund may allocate its assets among countries as determined by its investment adviser from time to time provided that the Fund's assets are invested in at least three foreign countries. The Fund expects to invest a substantial portion of its assets in small cap securities of companies in the developed countries of Western Europe, Japan and Asia. However, the Fund may also invest in the securities of issuers located in Australia, Canada, New Zealand and the emerging countries. Currently, emerging countries include, among others, most Latin American, African, Asian and Eastern European nations. Many of the emerging countries in which the Fund may invest involve risks which are not present in investments in more developed countries.


     Other.  The Fund may invest in the aggregate up to 35% of its total assets
     -----
in equity securities of larger cap companies with public stock market capitalizations of more than $1 billion at the time of investment and in fixed-income securities, such as government, corporate and bank debt obligations. If the market capitalization of a company held by the Fund increases above $1 billion, the Fund may, consistent with its investment objective, continue to hold the security.

Emerging Markets Equity Fund

     Objective.  This Fund seeks long-term capital appreciation.
     ---------

     Primary Investment Focus.  This Fund invests, under normal circumstances,
     ------------------------
substantially all, and at least 65% of its total assets in equity securities of emerging country issuers. The investment adviser may consider classifications by the World Bank, the International Finance Corporation or the United Nations and its agencies in determining whether a country is emerging or developed. Currently, emerging countries include, among others, most Latin American, African, Asian and Eastern European nations. The Fund's investment adviser currently intends that the Fund's investment focus will be in the following emerging countries as well as any other emerging country to the extent that foreign investors are permitted by applicable law to make such investments:
Argentina, Botswana, Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hong Kong, Hungary, India, Indonesia, Israel, Jordan, Kenya, Malaysia, Mexico, Morocco, Pakistan, Peru, the Philippines, Poland, Portugal, Russia, Singapore, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela and Zimbabwe.

     An emerging country issuer is any company that either: (i) derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more emerging countries; (ii) is organized under the laws of, or has a principal office in, an emerging country; (iii) maintains 50% or more of its assets in one or more of the emerging countries; or (iv) has a class of its securities whose principal securities markets is in an emerging country.


     Under normal circumstances, this Fund maintains investments in at least six emerging countries, and will not invest more than 35% of its total assets in securities of issuers in any one emerging country. Allocation of the Fund's investments will depend upon the relative attractiveness of the emerging country markets and particular issuers. In addition, macro-economic factors and the portfolio managers' and Goldman Sachs economists' views of the relative attractiveness of emerging countries and currencies are considered in allocating the Fund's assets among emerging countries. Concentration of the Fund's assets in one or a few emerging countries and currencies will subject the Fund to greater risks than if the Fund's assets were not geographically concentrated. Investments in emerging countries involve certain risks which are not present in investments in more developed countries.

     Investments in Emerging Countries involve certain risks which are not present in investments in more developed countries. The Fund may purchase privately placed equity securities, equity securities of companies that are in the process of being privatized by foreign governments, securities of issuers that have not paid dividends on a timely basis, equity securities of issuers that have experienced difficulties, and securities of companies without performance records.


     Other.  The Fund may invest in the aggregate up to 35% of its total assets
     -----
in (i) fixed-income securities of private and governmental emerging country issuers; and (ii) equity and fixed-income securities, such as government, corporate and bank debt obligations, of issuers in developed countries.

Asia Growth Fund

     Objective.  This Fund seeks long-term capital appreciation.
     ---------


     Primary Investment Focus.  This Fund invests, under normal circumstances,
     ------------------------
substantially all, and at least 65% of its total assets in equity securities of Asian issuers. An Asian issuer is any company that either: (i) has a class of its securities whose principal securities markets is in one or more Asian countries; (ii) derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more of the Asian countries; (iii) maintains 50% or more of its assets in one or more Asian countries; or (iv) is organized under the laws of, or has a principal office in, an Asian country. Many of the countries in which the Fund may invest have emerging markets or economies which involve certain risks which are not present in investments in more developed countries.


     This Fund may allocate its assets among the Asian countries as determined from time to time by its investment adviser. For purposes of the Fund's investment policies, Asian countries are China, Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan and Thailand as well as any other country in Asia (other than Japan) to the extent that foreign investors are permitted by applicable law to make such investments. Allocation of the Fund's investments will depend upon the investment adviser's view of the relative attractiveness of the Asian markets and particular issuers. Concentration of the Fund's assets in one or a few of the Asian countries and Asian currencies will subject the Fund to greater risks than if the Fund's assets were not geographically concentrated. For example, on August 31, 1999 (the end of the Fund's last fiscal year), more than 25% of the Fund's assets were invested in securities traded in Hong Kong.


     Other. The Fund may invest in the aggregate up to 35% of its total assets
     -----
in equity securities of issuers in non-Asian countries and Japan, and in fixed-income securities, such as government, corporate and bank debt obligations.

Financial Square Prime Obligations Fund

     Objective.  This Fund seeks to maximize current income to the extent
     ---------
consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

     Primary Investment Focus.  This Fund invests in securities of the U.S.
     ------------------------
Government, its agencies, authorities and instrumentalities, obligations of U.S. banks, commercial paper, and other short-term obligations of U.S. companies, states, municipalities and other entities and repurchase agreements. Securities purchased by the Fund will be determined by its investment adviser to present minimal credit risks, and will have remaining maturities (as determined in accordance with regulatory requirements) of 13 months or less at the time of purchase. The dollar-weighted average maturity of the Fund will not exceed 90 days.

     Other.  The investments of this Fund are limited by regulations applicable
     -----
to money market funds as described in its Prospectus, and do not include many of the types of investments that are permitted for the other Underlying Funds. Although this Fund attempts to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so on a continuous basis. Like investments in the other Underlying Funds, an investment in this Fund is neither insured nor guaranteed by the U.S. Government or any governmental authority.

Adjustable Rate Government Fund

     Objective.  This Fund seeks to provide a high level of current income,
     ---------
consistent with low volatility of principal.


     Duration.  Under normal interest rate conditions, the Fund's duration is
     --------
expected to be in a range approximately equal to that of the Fund's benchmark, a six-month to one-year U.S. Treasury security. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed two years. The approximate interest rate sensitivity of the Fund is expected to be comparable to a nine-month U.S. Treasury bill.

     Investment Sector.  This Fund invests, under normal circumstances, at least
     -----------------
65% of its total assets in U.S. Government Securities that are adjustable rate mortgage pass-through securities and other mortgage securities with periodic interest rate resets. The remainder of the Fund's assets (up to 35%) may be invested in other U.S. Government Securities, including fixed rate mortgage pass-through securities, other securities representing an interest in or collateralized by adjustable rate and fixed rate mortgage loans ("Mortgage-Backed Securities") and repurchase agreements collateralized by U.S. Government Securities. Substantially all of the Fund's assets will be invested in U.S. Government Securities. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

     Credit Quality.  This Fund invests in U.S. Government Securities and
     --------------
repurchase agreements collateralized by such securities.

     Other.  This Fund may employ certain active management techniques to manage
     -----
its duration and term structure and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), mortgage, credit and interest rate swaps and interest rate floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices.

Short Duration Government Fund

     Objective.  This Fund seeks a high level of current income and secondarily,
     ---------
in seeking current income, may also consider the potential for capital appreciation.

     Duration.  Under normal interest rate conditions, the Fund's duration is
     --------
expected to be equal to that of the Fund's benchmark, the two-year U.S. Treasury security, plus or minus .5 years. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed three years. The approximate interest rate sensitivity of the Fund is expected to be comparable to a two-year U.S. Treasury note.

     Investment Sector.  This Fund invests, under normal market conditions, at
     -----------------
least 65% of its total assets in U.S. Government Securities and in repurchase agreements collateralized by such securities. Substantially all of the Fund's assets will be invested in U.S. Government Securities. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.


     Credit Quality.  The Fund invests in U.S. Government Securities and
     --------------
repurchase agreements collateralized by such securities.

     Other.  This Fund may employ certain active management techniques to manage
     -----
its duration and term structure and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), mortgage, credit and interest rate swaps and interest rate floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices.

Government Income Fund

     Objective.  This Fund seeks a high level of current income, consistent with
     ---------
safety of principal.

     Duration.  Under normal interest rate conditions, the Fund's duration is
     --------
expected to be equal to that of the Fund's benchmark, the Lehman Brothers Mutual Fund Government/Mortgage Index, plus or minus one year. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed six years. The approximate interest rate sensitivity of the Fund is expected to be comparable to a five-year U.S. Treasury note.

     Investment Sector.  This Fund invests, under normal circumstances, at least
     -----------------
65% of its total assets in U.S. Government Securities and in repurchase agreements collateralized by such securities. The remainder of the Fund's assets may be invested in non-government securities such as privately issued Mortgage-Backed Securities, Asset-Backed Securities and corporate securities. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

     Credit Quality.  This Fund's non-U.S. Government Securities will be rated,
     --------------
at the time of purchase, AAA or Aaa by a Nationally Recognized Statistical Rating Organization (an "NRSRO") or, if unrated, will be determined by the Fund's investment adviser to be of comparable quality.

     Other.  This Fund may employ certain active management techniques to manage
     -----
its duration and term structure and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), mortgage, credit and interest rate swaps and interest rate floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices.

Core Fixed Income Fund

     Objective.  This Fund seeks a total return consisting of capital
     ---------
appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index (the "Index").

     Duration.  Under normal interest rate conditions, the Fund's duration is
     --------
expected to be equal to that of the Fund's benchmark, the Lehman Brothers Aggregate Bond Index, plus or minus one year. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed six years. The approximate interest rate sensitivity of the Fund is expected to be comparable to a five-year U.S. Treasury note.


     Investment Sector.  This Fund invests, under normal circumstances, at least
     -----------------
65% of its total assets in fixed-income securities, including U.S. Government Securities, corporate debt securities, Mortgage-Backed Securities, and Asset-Backed Securities. The Fund may also invest in custodial receipts, Municipal Securities and convertible securities. The Fund's investments in non-U.S. dollar denominated obligations will not exceed 25% of its total assets at the time of investment, of which 10% may be invested in obligations of issuers in countries with emerging markets or economies. In pursuing its investment objective, the Fund uses the Index as its performance benchmark, but the Fund will not attempt to replicate the Index.

     The Index currently includes U.S. Government Securities and fixed-rate, publicly issued, U.S. dollar-denominated fixed-income securities rated at least BBB or Baa by an NRSRO. Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capability to pay interest and repay principal. The securities currently included in the Index have at least one year remaining to maturity; have an outstanding principal amount of at least $100 million; and are issued by the following types of issuers, with each category receiving a different weighting in the Index: U.S. Treasury; agencies, authorities or instrumentalities of the U.S. government; issuers of Mortgage-Backed Securities; utilities; industrial issuers; financial institutions; foreign issuers; and issuers of Asset-Backed Securities. In pursuing its investment objective, the Fund uses the Index as its performance benchmark, but the Fund will not attempt to replicate the Index. The Fund, therefore, may invest in securities that are not included in the Index. The Index is a trademark of Lehman Brothers. Inclusion of a security in the Index does not imply an opinion by Lehman Brothers as to its attractiveness or appropriateness for investment. Although Lehman Brothers obtains factual information used in connection with the Index from sources which it considers reliable, Lehman Brothers claims no responsibility for the accuracy, completeness or timeliness of such information and has no liability to any person for any loss arising from results obtained from the use of the Index data.

     Credit Quality.  All U.S. dollar-denominated fixed-income securities
     --------------
purchased by the Fund will be rated, at the time of purchase, at least BBB or Baa by an NRSRO or, if unrated, will be determined by the Fund's investment adviser to be of comparable quality. The non-U.S. dollar-denominated fixed-income securities in which the Fund may invest will be rated, at the time of investment, at least AA or Aa by an NRSRO or, if unrated, will be determined by the Fund's investment adviser to be of comparable quality.

     Other.  This Fund may employ certain active management techniques to manage
     -----
its duration and term structure, to seek to hedge its exposure to foreign currencies and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), forward foreign currency exchange contracts, currency options and futures, options on foreign currencies, currency, credit, mortgage and interest rate swaps and interest rate floors, caps and collars. Currency management techniques involve risks different from those associated with investing solely in U.S. dollar-denominated fixed-income securities of U.S. issuers. It is expected that the Fund will use certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices.

Global Income Fund

     Objective.  This Fund seeks a high total return, emphasizing current
     ---------
income, and, to a lesser extent, providing opportunities for capital appreciation.

     Duration.  Under normal interest rate conditions, the Fund's duration is
     --------
expected to be equal to that of the Fund's benchmark, the J.P. Morgan Global Government Bond Index (hedged), plus or minus 2.5 years. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed 7.5 years. The approximate interest rate sensitivity of the Fund is expected to be comparable to a six-year government bond.

     Investment Sector.  The Fund invests primarily in a portfolio of high
     -----------------
quality fixed-income securities of U.S. and foreign issuers and enters into transactions in foreign currencies. Under normal market conditions, the Fund will (i) have at least 30% of its total assets, after considering the effect of currency positions, denominated in U.S. dollars and (ii) invest in securities of issuers in at least three countries. The Fund seeks to meet its investment objective by pursuing investment opportunities in foreign and domestic fixed-income securities markets and by engaging in currency transactions to seek to enhance returns and to seek to hedge its portfolio against currency exchange rate fluctuations.

     The fixed-income securities in which the Fund may invest include: (i) U.S. Government Securities and custodial receipts therefor; (ii) securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, instrumentalities or by supranational entities (i.e., international organizations designated or supported by governmental entities to promote economic reconstruction or development, such as the World Bank); (iii) corporate debt securities; (iv) certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, U.S. or foreign banks (and their branches wherever located) having total assets of more than $1 billion; (v) commercial paper; and (vi) Mortgage-Backed and Asset-Backed Securities.

     Credit Quality.  All securities purchased by the Fund will be rated, at the
     --------------
time of purchase, at least BBB or Baa by an NRSRO. However, the Fund will invest at least 50% of its total assets in securities rated, at the time of purchase, AAA or Aaa by an NRSRO. Unrated securities will be determined by the Fund's investment adviser to be of comparable quality. Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal.


     Other.  This Fund may employ certain active management techniques to manage
     -----
its duration and term structure, to seek to hedge its exposure to foreign currencies and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), forward foreign currency exchange contracts, currency options and futures, options on foreign currencies, currency, credit, mortgage and interest rate swaps and interest rate floors, caps and collars. Currency management techniques involve risks different from those associated with investing solely in U.S. dollar-denominated fixed-income securities of U.S. issuers. It is expected that the Fund will use certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. While the Fund will have both long and short currency positions, its net long and short foreign currency exposure will not exceed the value of the Fund's total assets. To the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices. The Fund may purchase securities on a when-issued or forward commitment basis.

     The Fund may invest more than 25% of its total assets in the securities of corporate and governmental issuers located in each of Canada, Germany, Japan, and the United Kingdom as well as in the securities of U.S. issuers. Concentration of the Fund's investments in such issuers will subject the Fund, to a greater extent than if investment was more limited, to the risks of adverse securities markets, exchange rates and social, political or economic events which may occur in those countries. Not more than 25% of the Fund's total assets will be invested in securities of issuers in any other single foreign country. The Fund may also invest up to 10% of its total assets in issuers in countries with emerging markets and economies.

High Yield Fund

     Objective.  This Fund seeks a high level of current income and may also
     ---------
consider the potential for capital appreciation.

     Duration.  Under normal interest rate conditions, the Fund's duration is
     --------
expected to be equal to that of the Lehman Brothers High Yield Bond Index, plus or minus 2.5 years. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed 7.5 years. The approximate interest rate sensitivity of the Fund is expected to be comparable to a 6-year U.S. Treasury note.


     Investment Sector.  This Fund invests, under normal circumstances, at least
     -----------------
65% of its total assets in high yield, fixed-income securities rated, at the time of investment, below investment grade. Non-investment grade securities are securities rated BB, Ba or below by an NRSRO, or, if unrated, determined by the investment adviser to be of comparable quality. The Fund may invest in all types of fixed-income securities, including senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper), convertible and non-convertible corporate debt obligations, loan participations, custodial receipts, municipal securities and preferred stock. The Fund may invest up to 25% of its total assets in obligations of domestic and foreign issuers (including securities of issuers located in countries with emerging markets and economies) which are denominated in currencies other than the U.S. dollar. Under normal market conditions, the Fund may invest up to 35% of its total assets in investment grade fixed-income securities, including U.S. Government Securities. The Fund may also invest in common stocks, warrants, rights and other equity securities, but will generally hold such equity investments only when debt or preferred stock of the issuer of such equity securities is held by the Fund.

     Credit Quality.  This Fund invests at least 65% of its total assets in
     --------------
securities rated BB or Ba or lower at the time of investment or, if unrated, determined by the Fund's investment adviser to be of comparable quality. The Fund may purchase securities of issuers in default. Non-investment grade securities (commonly known as "junk bonds") tend to offer higher yields than higher rated securities with similar maturities. Non-investment grade securities are, however, considered speculative and generally involve greater price volatility and greater risk of loss of principal and interest than higher rated securities. See "Description of Investment Securities and Practices." A description of the corporate bond ratings is contained in Appendix A to this Additional Statement.

     Other.  This Fund may employ certain active management techniques to manage
     -----
its duration and term structure, to seek to hedge its exposure to foreign securities and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), forward foreign currency exchange contracts, currency options and futures, and currency, credit, mortgage and interest rate swaps. Currency management techniques involve risks different from those associated with investing solely in U.S. dollar-denominated fixed-income securities of U.S. issuers. It is expected that the Fund will use certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into repurchase agreements and other investment practices.

               DESCRIPTION OF INVESTMENT SECURITIES AND PRACTICES


     The Short-Duration Government and Adjustable Rate Government Funds invest in U.S. Government Securities and related repurchase agreements, and neither of these Funds, the Government Income Fund nor the Financial Square Prime Obligations Fund makes foreign investments. The investments of the Financial Square Prime Obligations Fund are limited by Securities Exchange Commission ("SEC") regulations applicable to money market funds as described in its prospectus, and do not include many of the types of investments discussed below that are permitted for the other Underlying Funds. With these exceptions, and the further exceptions noted below, the following description applies generally to the Underlying Funds.

     As stated in the Prospectus, the Portfolios may also invest a portion of their assets in high quality, short-term debt obligations and engage in certain other investment practices. Further information about the Underlying Funds and their respective investment objectives and policies is included in their Prospectus and Additional Statements. There is no assurance that any Portfolio or Underlying Fund will achieve its objective.

Corporate Debt Obligations

     Each Underlying Fund (other than the Adjustable Rate Government and Short Duration Government Funds) may, under normal market conditions, invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity and CORE International Equity Funds may only invest in debt securities that are cash equivalents. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.


     Fixed-income securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal. Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The investment advisers of the Underlying Funds will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.


     Trust Preferreds.  The Government Income, Core Fixed Income, Global Income
     ----------------
and High Yield Funds may invest in trust preferred securities. A trust preferred or capital security is a long dated bond (for example 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. From a bondholder's viewpoint, the securities are senior in claim to standard preferred but are junior to other bondholders. From the issuer's viewpoint, the securities are attractive because their interest is deductible for tax purposes like other types of debt instruments.

     High Yield Securities.  Bonds rated BB or below by Standard & Poor's
     ---------------------
Ratings Group ("Standard & Poor's") or Ba or below by Moody's Investors Service, Inc. ("Moody's") (or comparable rated and unrated securities) are commonly referred to as "junk bonds" and are considered speculative. The ability of their issuers to make principal and interest payments may be questionable. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater risks than those associated with investment grade bonds (i.e., bonds rated AAA, AA, A or BBB by Standard and Poor's or Aaa, Aa, A or Baa by Moody's). Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of an Underlying Fund to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Underlying Fund were investing in higher quality securities. See Appendix A to this Additional Statement for a description of the corporate bond and preferred stock ratings by Standard & Poor's, Moody's, Fitch IBCA, Inc. and Duff & Phelps.


     The amount of high yield, fixed-income securities proliferated in the 1980s and early 1990s as a result of increased merger and acquisition and leveraged buyout activity. Such securities are also issued by less-established corporations desiring to expand. Risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities because such issuers are often less creditworthy companies or are highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest. High yield securities are also issued by governmental issuers that may have difficulty in making all scheduled interest and principal payments.


     The market values of high yield, fixed-income securities tends to reflect those individual corporate or municipal developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of such high yield securities are often highly leveraged, and may not be able to make use of more traditional methods of financing. Their ability to service debt obligations may be more adversely affected than issuers of higher rated securities by economic downturns, specific corporate developments or the issuers' inability to meet specific projected business forecasts. These non-investment grade securities also tend to be more sensitive to economic conditions than higher-rated securities. Negative publicity about the junk bond market and investor perceptions regarding lower-rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

     Since investors generally perceive that there are greater risks associated with non-investment grade securities of the type in which the Underlying Funds may invest, the yields and prices of such securities may tend to fluctuate more than those for higher-rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.


     Another factor which causes fluctuations in the prices of high yield, fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in an Underlying Fund's net asset value.

     The risk of loss from default for the holders of high yield, fixed-income securities is significantly greater than is the case for holders of other debt securities because such high yield, fixed-income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by an Underlying Fund in already defaulted securities poses an additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by an Underlying Fund of its initial investment and any anticipated income or appreciation is uncertain. In addition, an Underlying Fund may incur additional expenses to the extent that it is required to seek recovery relating to the default in the payment of principal or interest on such securities or otherwise protect its investments. An Underlying Fund may be required to liquidate other portfolio securities to satisfy the Underlying Fund's annual distribution obligations in respect of accrued interest income on securities which are subsequently written off, even though the Underlying Fund has not received any cash payments of such interest.


  The secondary market for high yield, fixed-income securities is concentrated in relatively few markets and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions.
Accordingly, the secondary market for such securities is not as liquid as and is more volatile than the secondary market for higher-rated securities. In addition, the trading volume for high-yield, fixed-income securities is generally lower than that of higher rated securities and the secondary market for high yield, fixed-income securities could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of an Underlying Fund to dispose of particular portfolio investments. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating an Underlying Fund's net asset value. A less liquid secondary market also may make it more difficult for an Underlying Fund to obtain precise valuations of the high yield securities in its portfolio.

     Certain proposed and recently enacted federal laws could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities. The form of proposed legislation and the probability of such legislation being enacted is uncertain.


      Non-investment grade or high-yield, fixed-income securities also present risks based on payment expectations. High yield, fixed-income securities frequently contain "call" or buy-back features which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a "call option" and redeems the security, an Underlying Fund may have to replace such security with a lower-yielding security, resulting in a decreased return for investors. In addition, if an Underlying Fund experiences unexpected net redemptions of its shares, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of the Underlying Fund's portfolio and increasing the exposure of the Underlying Fund to the risks of high yield securities.


     Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non-investment grade and comparable unrated obligations will be more dependent on the credit analysis of an Underlying Fund's investment adviser than would be the case with investments in investment-grade debt obligations. An Underlying Fund's investment adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The investment adviser continually monitors the investments in an Underlying Fund's portfolio and evaluates whether to dispose of or to retain non-investment grade and comparable unrated securities whose credit ratings or credit quality may have changed.


     Because the market for high yield securities is still relatively new and has not weathered a major economic recession, it is unknown what effects such a recession might have on such securities. A widespread economic downturn could result in increased defaults and losses.

     Loan Participations.  The High Yield Fund may invest in loan
     -------------------
participations. Such loans must be to issuers in whose obligations the High Yield Fund may invest. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. In a typical corporate loan syndication, a number of lenders, usually banks (co-lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan.

     Participation interests acquired by the High Yield Fund may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller's share of the loan. When the High Yield Fund acts as co-lender in connection with a participation interest or when the High Yield Fund acquires certain participation interests, the High Yield Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the High Yield Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, the High Yield Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Underlying Fund had purchased a direct obligation (such as commercial paper) of such borrower. For example, in the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses by the borrower as a result of improper conduct by the agent bank. Moreover, under the terms of the loan participation, the High Yield Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the High Yield Fund may also be subject to the risk that the agent bank may become insolvent. The secondary market, if any, for these loan participations is limited and any loan participations purchased by the High Yield Fund will be regarded as illiquid.

     For purposes of certain investment limitations pertaining to diversification of the High Yield Fund's portfolio investments, the issuer of a loan participation will be the underlying borrower. However, in cases where the High Yield Fund does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the High Yield Fund and the borrower will be deemed issuers of a loan participation.

Obligations of the United States, Its Agencies, Instrumentalities and Sponsored Enterprises


     Each Underlying Fund may invest in U.S. government securities, which are obligations issued or guaranteed by the U.S. government and its agencies, instrumentalities or sponsored enterprises ("U.S. Government Securities"). Some U.S. Government Securities (such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States of America. Others, such as obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises, are supported either by (a) the right of the issuer to borrow from the U.S. Treasury (such as securities of Student Loan Marketing Association), (b) the discretionary authority of the U.S. government to purchase the agency's obligations (such as securities of Federal National Mortgage Association ("Fannie Mae")) or (c) only the credit of the issuer (such as securities of the Financing Corporation). The U.S. government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored enterprises. No assurance can be given that the U.S. government will provide financial support to the U.S. government agencies, instrumentalities or sponsored enterprises in the future.

     U.S. Government Securities include (to the extent consistent with the Investment Company Act of 1940, as amended (the "Act")) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, or its agencies, instrumentalities or sponsored enterprises. U.S. Government Securities also include (to the extent consistent with the Act) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. In the absence of a suitable secondary market, such participations are regarded as illiquid. Each Underlying Fund may also purchase U.S. Government Securities in private placements, subject to the Underlying Fund's limitation on investment in illiquid securities.

     The Underlying Funds may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury that are traded independently under the separate trading of registered interest and principal of securities program ("STRIPS").

Bank Obligations


     Certain of the Underlying Funds may invest in debt obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers' acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or government regulation.

     Banks are subject to extensive governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

Deferred Interest, Pay-in-Kind and Capital Appreciation Bonds

     Certain of the Underlying Funds expect to invest in deferred interest and capital appreciation bonds and pay-in-kind ("PIK") securities. Deferred interest and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of deferred interest, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

     PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds and deferred interest bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.


     Deferred interest, capital appreciation and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, an Underlying Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, an Underlying Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Underlying Funds are nonetheless required to accrue income on such investments for each taxable year and generally are required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, an Underlying Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Underlying Fund. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable.

Zero Coupon Bonds


     An Underlying Fund's investment in fixed-income securities may include zero coupon bonds, which are debt obligations issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds would have accrued and compounded over the period until maturity. Zero coupon bonds do not require the periodic payment of interest. Such investments benefit the issuer by mitigating its need for cash to meet debt service but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which provide for regular payments of interest. In addition, if an issuer of zero coupon bonds held by an Underlying Fund defaults, the Underlying Fund may obtain no return at all on its investment. Each Fund will accrue income on such investments for each taxable year which (net of deductible expenses, if any) is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to obtain sufficient cash to satisfy the Underlying Fund's distribution obligations.

Variable and Floating Rate Securities

     The interest rates payable on certain fixed-income securities in which an Underlying Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation.


     Permissible investments for certain of the Underlying Funds include "leveraged" inverse floating rate debt instruments ("inverse floaters"), including "leveraged inverse floaters." The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.

Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of each Fund's limitation on illiquid investments.

Custodial Receipts


     Each Underlying Fund may invest in custodial receipts in respect of securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities. Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATs"). For certain securities law purposes, custodial receipts are not considered U.S. Government securities.

Municipal Securities

     Certain of the Underlying Funds may invest in bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities ("Municipal Securities").

     Municipal Securities are often issued to obtain funds for various public purposes including refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal Securities also include certain "private activity bonds" or industrial development bonds, which are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations.

     The two principal classifications of Municipal Securities are "general obligations" and "revenue obligations." General obligations are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest, although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer, and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuer of a revenue obligation may be backed by a letter of credit, guarantee or insurance. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds and zero coupon bonds, deferred interest bonds and capital appreciation bonds.

     In addition to general obligations and revenue obligations, there is a variety of hybrid and special types of Municipal Securities. There are also numerous differences in the security of Municipal Securities both within and between these two principal classifications.


     An entire issue of Municipal Securities may be purchased by one or a small number of institutional investors such as the Government Income, High Yield and Core Fixed Income Funds. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many Municipal Securities that were not publicly offered initially and such securities may be readily marketable.

     The credit rating assigned to Municipal Securities may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such Municipal Securities.

     The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due principal of or interest on a Municipal Security may be materially affected.


     Municipal Leases, Certificates of Participation and Other Participation
     -----------------------------------------------------------------------
Interests.  Municipal Securities include leases, certificates of participation
---------
and other participation interests. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal leases frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover an Underlying Fund's original investment. To the extent that an Underlying Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis.

     Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The certificates are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements.

     Certain municipal lease obligations and certificates of participation may be deemed to be illiquid for the purpose of an Underlying Fund's limitation on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by an Underlying Fund may be determined by its investment adviser, pursuant to guidelines adopted by the Trustees of the Trust, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and certificates of participation, the investment adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the investment adviser will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by an Underlying Fund.


     Certain Underlying Funds may purchase participations in Municipal Securities held by a commercial bank or other financial institution. Such participations provide an Underlying Fund with the right to a pro rata undivided interest in the underlying Municipal Securities. In addition, such participations generally provide an Underlying Fund with the right to demand payment, on not more than seven days' notice, of all or any part of such Fund's participation interest in the underlying Municipal Security, plus accrued interest. An Underlying Fund will only invest in such participations if, in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the investment advisors, the interest from such participation is exempt from regular federal income tax.

     Auction Rate Securities.  Municipal Securities also include auction rate
     -----------------------
Municipal Securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in Municipal Securities (collectively, "auction rate securities"). Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is some risk that an auction will fail due to insufficient demand for the securities.

     An Underlying Fund's investments in auction rate securities of closed-end funds are subject to the limitations prescribed by the Act. An Underlying Fund will indirectly bear its proportionate share of any management and other fees paid by such closed-end funds in addition to the advisory fees payable directly by the Underlying Funds.


     Other Types of Municipal Securities.  Other types of Municipal Securities
     -----------------------------------
in which certain of the Underlying Funds may invest include municipal notes, tax-exempt commercial paper, pre-refunded municipal bonds, industrial development bonds, tender option bonds and insured municipal obligations.

     Call Risk and Reinvestment Risk.  Municipal Securities may include "call"
     -------------------------------
provisions which permit the issuers of such securities, at any time or after a specified period, to redeem the securities prior to their stated maturity. In the event that Municipal Securities held in an Underlying Fund's portfolio are called prior to the maturity, the Underlying Fund will be required to reinvest the proceeds on such securities at an earlier date and may be able to do so only at lower yields, thereby reducing the Underlying Fund's return on its portfolio securities.

Mortgage Loans and Mortgage-Backed Securities


     General Characteristics.  Certain of the Underlying Funds may invest in
     -----------------------
Mortgage-Backed Securities as described in the Prospectuses. Each mortgage pool underlying Mortgage-Backed Securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties (the "Mortgaged Properties"). The Mortgaged Properties may consist of detached individual dwelling units, multifamily dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes.

     The investment characteristics of adjustable and fixed rate Mortgage-Backed Securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on Mortgage-Backed Securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, if an Underlying Fund purchases Mortgage-Backed Securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if an Underlying Fund purchases Mortgage-Backed Securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity and market values. To the extent that an Underlying Fund invests in Mortgage-Backed Securities, its investment adviser may seek to manage these potential risks by investing in a variety of Mortgage-Backed Securities and by using certain hedging techniques.

     Adjustable Rate Mortgage Loans ("ARMs").  ARMs generally provide for a
     --------------------------------------
fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the "Mortgage Interest Rates") may be subject to periodic adjustment based on changes in the applicable index rate (the "Index Rate"). The adjusted rate would be equal to the Index Rate plus a fixed percentage spread over the Index Rate established for each ARM at the time of its origination. ARMs allow a Fund to participate in increases in interest rates through periodic increases in the securities coupon rates. During periods of declining interest rates, coupon rates may readjust downward resulting in lower yields to a Fund.

     Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the "Maximum Adjustment"). Other ARMs ("Negatively Amortizing ARMs") may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to build up equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or "accelerated amortization") further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases.

     ARMs also have the risk of prepayments. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. As with fixed-rate mortgage loans, ARMs may be subject to a greater rate of principal repayments in a declining interest rate environment resulting in lower yields to a Fund. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates (than if prevailing interest rates remain constant or increase) because the availability of low fixed-rate mortgages may encourage mortgagors to refinance their ARMs to "lock-in" a fixed-rate mortgage. Conversely, if prevailing interest rates rise significantly, ARMs may prepay more slowly. As with fixed-rate mortgages, ARM prepayment rates vary in both stable and changing interest rate environments.

     There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate, the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of an Underlying Fund's portfolio and, therefore, in the net asset value of an Underlying Fund's shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

     Fixed-Rate Mortgage Loans.  Generally, fixed-rate mortgage loans included
     -------------------------
in a mortgage pool (the "Fixed-Rate Mortgage Loans") will bear simple interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed-Rate Mortgage Loans generally provide for monthly payments of principal and interest in substantially equal installments for the term of the mortgage note in sufficient amounts to fully amortize principal by maturity, although certain Fixed-Rate Mortgage Loans provide for a large final "balloon" payment upon maturity.

     Legal Considerations of Mortgage Loans.  The following is a discussion of
     --------------------------------------
certain legal and regulatory aspects of the mortgage loans. These regulations may impair the ability of a mortgage lender to enforce its rights under the mortgage documents. These regulations may adversely affect the Underlying Funds' investments in Mortgage-Backed Securities (including those issued or guaranteed by the U.S. government, its agencies or instrumentalities) by delaying the Underlying Funds' receipt of payments derived from principal or interest on mortgage loans affected by such regulations.

1.   Foreclosure.  A foreclosure of a defaulted mortgage loan may be delayed due
     -----------
     to compliance with statutory notice or service of process provisions, difficulties in locating necessary parties or legal challenges to the mortgagee's right to foreclose. Depending upon market conditions, the ultimate proceeds of the sale of foreclosed property may not equal the amounts owed on the Mortgage-Backed Securities.

     Furthermore, courts in some cases have imposed general equitable principles upon foreclosure generally designed to relieve the borrower from the legal effect of default and have required lenders to undertake affirmative and expensive actions to determine the causes for the default and the likelihood of loan reinstatement.

2.   Rights of Redemption.  In some states, after foreclosure of a mortgage
     --------------------
     loan, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property, which right may diminish the mortgagee's ability to sell the property.

3.   Legislative Limitations.  In addition to anti-deficiency and related
     -----------------------
     legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of a secured mortgage lender to enforce its security interest. For example, a bankruptcy court may grant the debtor a reasonable time to cure a default on a mortgage loan, including a payment default. The court in certain instances may also reduce the monthly payments due under such mortgage loan, change the rate of interest, reduce the principal balance of the loan to the then-current appraised value of the related mortgaged property, alter the mortgage loan repayment schedule and grant priority of certain liens over the lien of the mortgage loan. If a court relieves a borrower's obligation to repay amounts otherwise due on a mortgage loan, the mortgage loan servicer will not be required to advance such amounts, and any loss may be borne by the holders of securities backed by such loans. In addition, numerous federal and state consumer protection laws impose penalties for failure to comply with specific requirements in connection with origination and servicing of mortgage loans.

4.   "Due-on-Sale" Provisions.  Fixed-rate mortgage loans may contain a so-
     ------------------------
     called "due-on-sale" clause permitting acceleration of the maturity of the mortgage loan if the borrower transfers the property. The Garn-St. Germain Depository Institutions Act of 1982 sets forth nine specific instances in which no mortgage lender covered by that Act may exercise a "due-on-sale" clause upon a transfer of property. The inability to enforce a "due-on-sale" clause or the lack of such a clause in mortgage loan documents may result in a mortgage loan being assumed by a purchaser of the property that bears an interest rate below the current market rate.

5.   Usury Laws.  Some states prohibit charging interest on mortgage loans in
     ----------
     excess of statutory limits. If such limits are exceeded, substantial penalties may be incurred and, in some cases, enforceability of the obligation to pay principal and interest may be affected.

     Government Guaranteed Mortgage-Backed Securities.  There are several types
     ------------------------------------------------
of guaranteed Mortgage-Backed Securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates ("REMIC Certificates"), collateralized mortgage obligations and stripped Mortgage-Backed Securities. An Underlying Fund is permitted to invest in other types of Mortgage-Backed Securities that may be available in the future to the extent consistent with its investment policies and objective.

     An Underlying Fund's investments in Mortgage-Backed Securities may include securities issued or guaranteed by the U.S. Government or one of its agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac").

     Ginnie Mae Certificates.  Ginnie Mae is a wholly-owned corporate
     -----------------------
instrumentality of the United States. Ginnie Mae is authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration ("FHA Loans"), or guaranteed by the Veterans Administration ("VA Loans"), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, Ginnie Mae is authorized to borrow from the United States Treasury in an unlimited amount.

     Fannie Mae Certificates.  Fannie Mae is a stockholder-owned corporation
     -----------------------
chartered under an act of the United States Congress. Each Fannie Mae Certificate is issued and guaranteed by Fannie Mae and represents an undivided interest in a pool of mortgage loans (a "Pool") formed by Fannie Mae. Each Pool consists of residential mortgage loans ("Mortgage Loans") either previously owned by Fannie Mae or purchased by it in connection with the formation of the Pool. The Mortgage Loans may be either conventional Mortgage Loans (i.e., not insured or guaranteed by any U.S. Government agency) or Mortgage Loans that are either insured by the FHA or guaranteed by the Veterans Administration ("VA"). However, the Mortgage Loans in Fannie Mae Pools are primarily conventional Mortgage Loans. The lenders originating and servicing the Mortgage Loans are subject to certain eligibility requirements established by Fannie Mae.

     Fannie Mae has certain contractual responsibilities. With respect to each Pool, Fannie Mae is obligated to distribute scheduled monthly installments of principal and interest after Fannie Mae's servicing and guaranty fee, whether or not received, to Certificate holders. Fannie Mae also is obligated to distribute to holders of Certificates an amount equal to the full principal balance of any foreclosed Mortgage Loan, whether or not such principal balance is actually recovered. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae.

     Freddie Mac Certificates.  Freddie Mac is a publicly held U.S. Government
     ------------------------
sponsored enterprise. The principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. A Freddie Mac Certificate represents a pro rata interest in a group of mortgage loans or participation in mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac.

     Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac.

     The mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed rate mortgage loans with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

     Conventional Mortgage Loans.  The conventional mortgage loans underlying
     ---------------------------
the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one- to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

     Mortgage Pass-Through Securities.  As described in the Prospectuses,
     --------------------------------
certain of the Underlying Funds may invest in both government guaranteed and privately issued mortgage pass-through securities ("Mortgage Pass-Throughs"); that is, fixed or adjustable rate Mortgage-Backed Securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

     The following discussion describes only a few of the wide variety of structures of Mortgage Pass-Throughs that are available or may be issued.

     Description of Certificates.  Mortgage Pass-Throughs may be issued in one
     ---------------------------
or more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.

     Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index.

     Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the mortgage interest rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Since certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate. In such event, the amount of interest that is treated as deferred interest will be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificate-holders as principal of such mortgage loan when paid by the mortgagor in subsequent monthly payments or at maturity.

     Ratings.  The ratings assigned by a rating organization to Mortgage Pass-
     -------
Throughs address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization's ratings take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization's ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating organization to a certificate does not address the remote possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected.

     Credit Enhancement.  Credit support falls generally into two categories:
     ------------------
(i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by, among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.

     Subordination; Shifting of Interest; Reserve Fund.  In order to achieve
     -------------------------------------------------
ratings on one or more classes of Mortgage Pass-Throughs, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate-holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate-holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period ("shifting interest credit enhancement"). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans will have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.

     In addition to providing for a preferential right of the senior certificate-holders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the "Reserve Fund"). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate-holders or by excess servicing fees until the Reserve Fund reaches a specified amount.


     The subordination feature, and any Reserve Fund, are intended to enhance the likelihood of timely receipt by senior certificate-holders of the full amount of scheduled monthly payments of principal and interest due to them and will protect the senior certificate-holders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificate-holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans ("Realized Losses"). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among all certificate-holders in proportion to their respective outstanding interests in the mortgage pool.

     Alternative Credit Enhancement.  As an alternative, or in addition to the
     ------------------------------
credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided by mortgage insurance, hazard insurance, by the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by guarantees or a letter of credit, the security is subject to credit risk because of its exposure to an external credit enhancement provider.

     Voluntary Advances.  Generally, in the event of delinquencies in payments
     ------------------
on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer agrees to make advances of cash for the benefit of certificate-holders, but only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.

     Optional Termination.  Generally, the servicer may, at its option with
     --------------------
respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time as the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.

     Multiple Class Mortgage-Backed Securities and Collateralized Mortgage
     ---------------------------------------------------------------------
Obligations.  An Underlying Fund may invest in multiple class securities
-----------
including collateralized mortgage obligations ("CMOs") and REMIC Certificates. These securities may be issued by U.S. Government agencies and instrumentalities such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class Mortgage-Backed Securities represent direct ownership interests in, a pool of mortgage loans or Mortgage-Backed Securities the payments on which are used to make payments on the CMOs or multiple class Mortgage-Backed Securities.

     Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

     Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.

     CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class Mortgage-Backed Securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Underlying Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed Mortgage-Backed Securities (the "Mortgage Assets"). The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.

     CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

     The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

     Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.


     A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the PAC Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

     Stripped Mortgage-Backed Securities.  Certain of the Underlying Funds may
     -----------------------------------
invest in stripped mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by private issuers. Although the market for such securities is increasingly liquid, privately issued SMBS may not be readily marketable and will be considered illiquid for purposes of an Underlying Fund's limitation on investments in illiquid securities. An Underlying Fund's investment adviser may determine that SMBS which are U.S. Government Securities are liquid for purposes of each Fund's limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Asset-Backed Securities

     Asset-backed securities represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

     Certain Underlying Funds may invest in asset-backed securities. Like Mortgage-Backed Securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, an Underlying Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that an Underlying Fund invests in asset-backed securities, the values of such Fund's portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

     Asset-backed securities present certain additional risks that are not presented by Mortgage-Backed Securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to Mortgage Assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations.
If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

Futures Contracts and Options on Futures Contracts


     Each Underlying Fund may purchase and sell futures contracts and may also purchase and write options on futures contracts. The CORE Large Cap Value, CORE Large Cap Growth and CORE Small Cap Equity Funds may only enter into such transactions with respect to a representative index. The CORE U.S. Equity Fund may enter into futures contracts only with respect to the S&P 500 Index. The other Funds may purchase and sell futures contracts based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices. An Underlying Fund will engage in futures and related options transactions, only for bona fide hedging purposes as defined below or for purposes of seeking to increase total return to the extent permitted by regulations of the Commodity Futures Trading Commission ("CFTC"). Futures contracts entered into by an Underlying Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges. Neither the CFTC, National Futures Association nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, an Underlying Fund's investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges.

     Futures Contracts.  A futures contract may generally be described as an
     -----------------
agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).


     When interest rates are rising or securities prices are falling, an Underlying Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or prices are rising, an Underlying Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, an Underlying Fund may purchase and sell futures contracts on a specified currency in order to seek to increase total return or to hedge against changes in currency exchange rates. An Underlying Fund may purchase futures contracts on foreign currency to establish the price in U.S. dollars of a security quoted or denominated in such currency that such Fund has acquired or expects to acquire. The Underlying Fixed-Income Funds may also use futures contracts to manage their term structure, sector selection and duration in accordance with their investment objectives and policies.


     Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While an Underlying Fund will usually liquidate futures contracts on securities or currency in this manner, an Underlying Fund may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the Underlying Fund to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.


     Hedging Strategies.  Hedging, by use of futures contracts, seeks to
     ------------------
establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that an Underlying Fund owns or proposes to acquire or the exchange rate of currencies in which portfolio securities are denominated or quoted. An Underlying Fund may, for example, take a "short" position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the U.S. dollar value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery securities held by a Fund or securities with characteristics similar to those of a Fund's portfolio securities. Similarly, certain Underlying Funds may sell futures contracts on any currency in which its portfolio securities are quoted or denominated or in one currency to seek to hedge against fluctuations in the value of securities quoted or denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of an Underlying Fund's investment adviser, there is a sufficient degree of correlation between price trends for an Underlying Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Underlying Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in an Underlying Fund's portfolio may be more or less volatile than prices of such futures contracts, its investment adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Underlying Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Underlying Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of an Underlying Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

     On other occasions, an Underlying Fund may take a "long" position by purchasing such futures contracts. This would be done, for example, when an Underlying Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

     Options on Futures Contracts.  The acquisition of put and call options on
     ----------------------------
futures contracts will give an Underlying Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, an Underlying Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

     The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of an Underlying Fund's assets. By writing a call option, an Underlying Fund becomes obligated, in exchange for the premium, to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that an Underlying Fund intends to purchase. However, an Underlying Fund becomes obligated upon exercise of the option to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by an Underlying Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. An Underlying Fund will incur transaction costs in connection with the writing of options on futures.

     The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. An Underlying Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

     Other Considerations.  An Underlying Fund will engage in futures
     --------------------
transactions and related options transactions only for bona fide hedging as defined in the regulations of the CFTC or to seek to increase total return to the extent permitted by such regulations.

     In addition to bona fide hedging, a CFTC regulation permits an Underlying Fund to engage in other futures transactions if the aggregate initial margin and premiums required to establish such positions in futures contracts and options on futures do not exceed 5% of the net asset value of such Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. Transactions in futures contracts and related options may also be limited by certain requirements that must be met in order for an Underlying Fund to qualify as a regulated investment company for federal income tax purposes.


     Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in certain cases, require an Underlying Fund to segregate cash or liquid assets in an amount equal to the underlying value of such contracts and options.

     While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for an Underlying Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and an Underlying Fund may be exposed to risk of loss.


     Perfect correlation between an Underlying Fund's futures positions and portfolio positions will be difficult to achieve because no futures contracts based on individual equity or corporate fixed-income securities are currently available. In addition, it is not possible for an Underlying Fund to hedge fully or perfectly against currency fluctuations affecting the value of securities quoted or denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. The profitability of an Underlying Fund's trading in futures depends upon the ability of its investment adviser to analyze correctly the futures markets.

Options on Securities and Securities Indices


     Writing Covered Options.  Certain of the Underlying Funds may write (sell)
     -----------------------
covered call and put options on any securities in which they may invest or on any securities index composed of securities in which it may invest. An Underlying Fund may purchase and write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. A call option written by an Underlying Fund obligates such Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by an Underlying Fund are covered, which means that such Fund will own the securities subject to the option as long as the option is outstanding or such Fund will use the other methods described below. An Underlying Fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, an Underlying Fund may forego the opportunity to profit from an increase in the market price of the underlying security.


     A put option written by an Underlying Fund would obligate such Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by an Underlying Fund would be covered, which means that such Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option or will use the other methods described below. The purpose of writing such options is to generate additional income for the Underlying Fund. However, in return for the option premium, an Underlying Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

     Call and put options written by an Underlying Fund will also be considered to be covered to the extent that the Underlying Fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the Underlying Fund or by an offsetting forward contract which, by virtue of its exercise price or otherwise, reduces an Underlying Fund's net exposure on its written option position.


     An Underlying Fund may also write (sell) covered call and put options on any securities index consisting of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     An Underlying Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration which has been segregated by the Underlying Fund) upon conversion or exchange of other securities in its portfolio. An Underlying Fund may cover call and put options on a securities index by segregating cash or liquid assets with a value equal to the exercise price or by using the other methods described above.

     An Underlying Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

     Purchasing Options.  Each Underlying Fund (other than Financial Square
     ------------------
Prime Obligations Fund) may purchase put and call options on any securities in which it may invest or options on any securities index composed of securities in which it may invest. An Underlying Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

     An Underlying Fund may purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle an Underlying Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. An Underlying Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise such an Underlying Fund would realize either no gain or a loss on the purchase of the call option.


     An Underlying Fund may purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts"), or in securities in which it may invest. The purchase of a put option would entitle an Underlying Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of an Underlying Fund's securities. Put options may also be purchased by an Underlying Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. An Underlying Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise such an Underlying Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

     An Underlying Fund would purchase put and call options on securities indices for the same purposes as it would purchase options on individual securities. For a description of options on securities indices, see "Writing Covered Options" above.

     Yield Curve Options.  Each Underlying Fixed-Income Fund and Real Estate
     -------------------
Securities Fund may enter into options on the yield "spread" or differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

     An Underlying Fund may purchase or write yield curve options for the same purposes as other options on securities. For example, an Underlying Fund may purchase a call option on the yield spread between two securities if the Underlying Fund owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. An Underlying Fund may also purchase or write yield curve options in an effort to increase current income if, in the judgment of its investment adviser, the Underlying Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.


     Yield curve options written by an Underlying Fund will be "covered." A call (or put) option is covered if an Underlying Fund holds another call (or put) option on the spread between the same two securities and segregates cash or liquid assets sufficient to cover the Underlying Fund's net liability under the two options. Therefore, an Underlying Fund's liability for such a covered option is generally limited to the difference between the amount of the Underlying Fund's liability under the option written by the Underlying Fund less the value of the option held by the Underlying Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and the trading markets for these options may not be as developed as the market for other types at options.

     Risks Associated with Options Transactions.  There is no assurance that a
     ------------------------------------------
liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If an Underlying Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Underlying Fund will not be able to sell the underlying securities or dispose of segregated assets until the options expire or are exercised. Similarly, if an Underlying Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     An Underlying Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

     Transactions by an Underlying Fund in options will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which an Underlying Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Underlying Funds' investment advisers. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if an investment adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of an investment adviser to predict future price fluctuations and the degree of correlation between the options and securities markets. If an investment adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund's investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could increase a Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

Warrants and Stock Purchase Rights

     Certain of the Underlying Funds may invest a portion of their assets in warrants or rights (including those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for a specific period of time. An Underlying Fund will invest in warrants and rights only if such securities are deemed appropriate by its investment adviser for investment by the Underlying Fund. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Foreign Investments


     Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of an Underlying Fund's investment adviser, to offer the potential for better long-term growth of capital and income than investments in U.S. securities, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.

     Investing in foreign securities also involves, however, certain special considerations, including those set forth below, which are not typically associated with investing in U.S. dollar-denominated or quoted securities of U.S. issuers. Investments in foreign securities usually involve currencies of foreign countries. Accordingly, any Underlying Fund that invests in foreign securities may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. An Underlying Fund may be subject to currency exposure independent of its securities positions.

     Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad. To the extent that a substantial portion of an Underlying Fund's total assets, adjusted to reflect the Underlying Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Underlying Fund will be more susceptible to the risk of adverse economic and political developments within those countries. In addition, if the currency in which an Underlying Fund receives dividends, interest or other payment declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Underlying Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

     Since foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Underlying Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlement of portfolio transactions or loss of certificates for portfolio securities.

     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when some of an Underlying Fund's assets are uninvested and no return is earned on such assets. The inability of an Underlying Fund to make intended security purchases due to settlement problems could cause the Underlying Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to an Underlying Fund due to subsequent declines in value of the portfolio securities or, if the Underlying Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect an Underlying Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

     Investments in foreign securities may take the form of sponsored and unsponsored American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs"), European Depository Receipts ("EDRs") or other similar instruments representing securities of foreign issuers (together, "Depository Receipts").

     ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.


     To the extent an Underlying Fund acquires Depository Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depository Receipts to issue and service such Depository Receipts (unsponsored), there may be an increased possibility that the Underlying Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depository Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depository Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depository receipts and the underlying securities are quoted. However, by investing in Depository Receipts, such as ADRs, that are quoted in U.S. dollars, a Fund may avoid currency risks during the settlement period for purchases and sales.

     As described more fully below, certain of the Underlying Funds may invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. See "Investing in Emerging Markets" below.


     Investing in Emerging Markets.  The CORE International Equity,
     -----------------------------
International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds are intended for long-term investors who can accept the risks associated with investing primarily in equity and equity-related securities of foreign issuers, including emerging country issuers, as well as the risks associated with investments quoted or denominated in foreign currencies. The Growth and Income, Capital Growth, Mid Cap Value, Small Cap Value and Real Estate Securities Funds may invest, to a lesser extent, in equity and equity-related securities of foreign issuers, including emerging country issuers. The Core Fixed Income, Global Income and High Yield Funds may invest in debt securities of foreign issuers, including emerging country issuers, and in fixed income securities quoted or denominated in a currency other than U.S. dollars.


     Investments in debt securities of emerging market issuers involve special risks. The development of a market for such securities is a relatively recent phenomenon, and each of the securities markets of the emerging countries is less liquid and subject to greater price volatility and has a smaller market capitalization than the U.S. securities markets. In certain countries, there may be few publicly traded securities, and the market may be dominated by a few issuers or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States.


     Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging countries are in the earliest stages of their development. A Fund's investments in emerging countries are subject to the risk that the liquidity of particular instruments, or instruments generally in such countries, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions, or adverse investor perceptions, whether or not accurate. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of the securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control prices in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect an Underlying Fund's ability to accurately value its portfolio securities or to acquire or dispose of such securities at the price and times it wishes to do so. The risks associated with reduced liquidity may be particularly acute to the extent that an Underlying Fund needs cash to meet redemption requests, to pay dividends and other distributions or to pay its expenses.

     Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in the United States and other developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.


     With respect to investments in certain emerging market countries, archaic legal systems may have an adverse impact on an Underlying Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.


     Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit an Underlying Fund's investment in certain emerging countries and may increase the expenses of the Underlying Fund. Certain emerging countries require government approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from several of the emerging countries is subject to restrictions which require government consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of an Underlying Fund. An Underlying Fund may be required to establish special custodial or other arrangements before investing in certain emerging countries.

     Each of the emerging countries may be subject to a greater degree of economic, political and social instability than is the case in the United States, Japan and most Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means;
(ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Underlying Funds may invest and adversely affect the value of the Underlying Funds' assets. A Fund's investments could in the future be adversely affected by any increase in taxes or by political, economic or diplomatic developments. Certain Funds intend to seek investment opportunities within the former "east bloc" countries in Eastern Europe. See "Fund Investment Objective and Policies" in the Fund's prospectus. All or a substantial portion of such investments may be considered "not readily marketable" for purposes of the limitations set forth below. For example, most Eastern European countries have had a centrally planned, socialist economy since shortly after World War II. The governments of a number of Eastern European countries currently are implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy. However, business entities in many Eastern European countries do not have any recent history of operating in a market-oriented economy, and the ultimate impact of Eastern European countries' attempts to move toward more market-oriented economies is currently unclear. In addition, any change in the leadership or policies of Eastern European countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

     The economies of emerging countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports.

     An Underlying Fund's income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates.

     Foreign markets may also have different clearance and settlement procedures and in certain U.S. markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of an Underlying Fund's assets is uninvested and no return is earned thereon. The inability of an Underlying Fund to make intended security purchases or sales due to settlement problems could result either in losses to the Underlying Fund due to subsequent declines in value of the portfolio securities or, if the Underlying Fund has entered into a contract to sell the securities, could result in possible liability of the Underlying Fund to the purchaser. The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries, thus subjecting the Fund to a greater risk if a securities firm defaults in the performance of its responsibilities.


     Investing in Japan.  The Japanese Equity Fund invests in the equity
     ------------------
securities of Japanese companies. Japan's economy, the second-largest in the world, has grown substantially over the last three decades. The boom in Japan's equity and property markets during the expansion of the late 1980's supported high rates of investment and consumer spending on durable goods, but both of these components of demand have since retreated sharply following the decline in asset prices. Japan's economic growth in the 1990's has been substantially below the levels of earlier decades. Its economy has drifted between modest growth and recession. Profits have fallen sharply, unemployment has reached a historical high and consumer confidence is low. The banking sector continues to suffer from non-performing loans and this economy is subject to deflationary pressures. Numerous discount-rate cuts since its peak in 1991, a succession of fiscal stimulus packages, support plans for the debt-burdened financial system and spending for reconstruction following the Kobe earthquake may help to contain the recessionary forces, but substantial uncertainties remain. In calendar year 1998, Japan's gross national product contracted by 2.8%, its worst performance in the post-war period.

     In addition to the cyclical downturn, Japan is suffering through structural adjustments. The Japanese have seen a deterioration of their competitiveness due to high wages, a strong currency and structural rigidities. Finally, Japan is reforming its political process and deregulating its economy. This has brought about turmoil, uncertainty and a crisis of confidence.


     While the Japanese governmental system itself seems stable, the dynamics of the country's politics have been unpredictable in recent years. The economic crisis of 1990-92 brought the downfall of the conservative Liberal Democratic Party, which had ruled since 1955. Since then, the country has seen a series of unstable multi-party coalitions and several prime ministers come and go, because of politics as well as personal scandals. With the pending formation of a three-party coalition government, the political environment appears to be in the process of stabilizing. However, should the political instability continue, efforts to establish effective economic and fiscal policies may be hampered. Future political developments may lead to changes in policy that might adversely affect the Fund's investments.


     Japan's heavy dependence on international trade has been adversely affected by trade tariffs and other protectionist measures as well as the economic condition of its trading partners. While Japan subsidizes its agricultural industry, only 19% of its land is suitable for cultivation and it is only 50% self-sufficient in food production. Accordingly, it is highly dependent on large imports of wheat, sorghum and soybeans. In addition its export industry, its most important economic sector, depends on imported raw materials and fuels, including iron ore, copper, oil and many forest products. Japan's high volume of exports, such as automobiles, machine tools and semiconductors, has caused trade tensions, particularly with the United States. Some trade agreements, however, have been implemented to reduce these tensions. The relaxing of official and de facto barriers to imports, or hardships created by any pressures brought by trading partners, could adversely affect Japan's economy. A substantial rise in world oil or commodity prices could also have a negative affect. The Japanese Yen has fluctuated widely over the past year. As of September 1999, the Yen had restrengthened. The strength of the yen itself may prove an impediment to strong continued exports and economic recovery, because it makes Japanese goods sold in other countries more expensive and reduces the value of foreign earnings repatriated to Japan. Because the Japanese economy is so dependent on exports, any fall-off in exports may be seen as a sign of economic weakness, which may adversely affect the market.

     Geologically, Japan is located in a volatile area of the world, and has historically been vulnerable to earthquakes, volcanoes and other natural disasters. As demonstrated by the Kobe earthquake in January of 1995, in which 5,000 people were killed and billions of dollars of damage was sustained, these natural disasters can be significant enough to affect the country's economy.

     Sovereign Debt Obligations. Investments in sovereign debt obligations involve special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and an Underlying Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and an Underlying Fund's net asset value, may be more volatile than prices of debt obligations of U.S. issuers. In the past, the governments of certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

     A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of the third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to timely service its debts.

     Brady Bonds. Certain foreign debt obligations, customarily referred to as "Brady Bonds," are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds may be fully or partially collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar denominated). In the event of a default on collateralized Brady Bonds for which obligations are accelerated, the collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds may be speculative.

     Forward Foreign Currency Exchange Contracts. Certain of the Underlying Funds may enter into forward foreign currency exchange contracts for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. Certain of the Underlying Funds may also enter into forward foreign currency exchange contracts to seek to increase total return. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market between currency traders

(usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.


     At the maturity of a forward contract an Underlying Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are often, but not always, effected with the currency trader who is a party to the original forward contract.


     An Underlying Fund may enter into forward foreign currency exchange contracts in several circumstances. First, when an Underlying Fund enters into a contract for the purchase or sale of a security denominated or quoted in a foreign currency, or when an Underlying Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Underlying Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transactions, the Underlying Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally, when an Underlying Fund's investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of an Underlying Fund's portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of an Underlying Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which an Underlying Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of an Underlying Fund's foreign assets.

     Certain of the Underlying Funds may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities quoted or denominated in a different currency if an Underlying Fund's investment adviser determines that there is a pattern of correlation between the two currencies. These Funds may also purchase and sell forward contracts to seek to increase total return when an Underlying Fund's investment adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Underlying Fund's portfolio.


     Unless otherwise covered, cash or liquid assets of an Underlying Fund will be segregated in an amount equal to the value of the Underlying Fund's total assets committed to the consummation of forward foreign currency exchange contracts requiring the Fund to purchase foreign currencies and forward contracts entered into to seek to increase total return. The segregated assets will be marked-to-market. If the value of the segregated assets declines, additional cash or liquid assets will be segregated so that the value of the account will equal the amount of an Underlying Fund's commitments with respect to such contracts. Although the contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate these contracts. If this happens an Underlying Fund's ability to utilize forward foreign currency exchange contracts may be restricted. Certain of the Underlying Funds will not enter into a forward contract with a term of greater than one year.

     While an Underlying Fund may enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while an Underlying Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Underlying Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between an Underlying Fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by such Fund. Such imperfect correlation may cause an Underlying Fund to sustain losses which will prevent the Underlying Fund from achieving a complete hedge or expose the Underlying Fund to risk of foreign exchange loss.

     Markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive an Underlying Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Underlying Fund to cover its purchase or sale commitments, if any, at the current market price.

     Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive an Underlying Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Underlying Fund to cover its purchase or sale commitments, if any, at the current market price. An Underlying Fund will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by its investment adviser.


     Writing and Purchasing Currency Call and Put Options. Certain of the Underlying Funds may, to the extent they invest in foreign securities, write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If and when an Underlying Fund seeks to close out an option, the Underlying Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to an Underlying Fund's position, the Underlying Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies written or purchased by an Underlying Fund will be traded on U.S. and foreign exchanges or over-the-counter.

     Options on currency may be used for either hedging or cross-hedging purposes, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency with a pattern of correlation, or to seek to increase total return when an Underlying Fund's investment adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not included in the Underlying Fund's portfolio.

     A call option written by an Underlying Fund obligates an Underlying Fund to sell a specified currency to the holder of the option at a specified price if the option is exercised before the expiration date. A put option written by an Underlying Fund would obligate an Underlying Fund to purchase a specified currency from the option holder at a specified price if the option is exercised at any time before the expiration date. The writing of currency options involves a risk that an Underlying Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency's market value or be required to purchase currency subject to a put at a price that exceeds the currency's market value. For a description of how to cover written put and call options, see "Writing Covered Options" above.


     An Underlying Fund may terminate its obligations under a written call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." An Underlying Fund may enter into closing sale transactions in order to realize gains or minimize losses on options purchased by the Underlying Fund.

     An Underlying Fund would normally purchase call options on foreign currency in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by an Underlying Fund are quoted or denominated. The purchase of a call option would entitle the Underlying Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. An Underlying Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Underlying Fund would realize either no gain or a loss on the purchase of the call option.


     An Underlying Fund would normally purchase put options in anticipation of a decline in the U.S. dollar value of the currency in which securities in its portfolio are quoted or denominated ("protective puts"). The purchase of a put option would entitle an Underlying Fund, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the U.S. dollar value of an Underlying Fund's portfolio securities due to currency exchange rate fluctuations. An Underlying Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Underlying Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying currency or portfolio securities.

     In addition to using options for the hedging purposes described above, certain Underlying Funds may use options on currency to seek to increase total return. These Funds may write (sell) covered put and call options on any currency in order to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, an Underlying Fund may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, an Underlying Fund accepts, in return for the option premium, the risk that it may be required to purchase the underlying currency at a price in excess of the currency's market value at the time of purchase.


     Special Risks Associated With Options on Currency. An exchange traded option position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that an Underlying Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If an Underlying Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it may not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

     There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

     An Underlying Fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by an Underlying Fund.

     The amount of the premiums which an Underlying Fund may pay or receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

Mortgage Dollar Rolls


     Certain of the Underlying Funds may enter into mortgage "dollar rolls" in which an Underlying Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, an Underlying Fund loses the right to receive principal and interest paid on the securities sold. However, an Underlying Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of an Underlying Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the applicable Fund. An Underlying Fund will segregate until the settlement date cash or liquid assets, as permitted by applicable law, in an amount equal to its forward purchase price.

     For financial reporting and tax purposes, the Underlying Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Underlying Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

     Mortgage dollar rolls involve certain risks including the following: if the broker-dealer to whom an Underlying Fund sells the security becomes insolvent, an Underlying Fund's right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted and the instrument which an Underlying Fund is required to repurchase may be worth less than an instrument which an Underlying Fund originally held. Successful use of mortgage dollar rolls will depend upon the ability of an Underlying Fund's investment adviser to manage an Underlying Fund's interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Convertible Securities


     Convertible securities include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. In evaluating a convertible security, an Underlying Fund's investment adviser will give primary emphasis to the attractiveness of the Underlying common stock. Convertible debt securities are equity investments for purposes of each Fund's investment policies.

Currency Swaps, Mortgage Swaps, Credit Swaps, Index Swaps and Interest Rate Swaps, Caps, Floors and Collars


     Certain Underlying Funds may enter into currency swaps for both hedging purposes and to seek to increase total return. In addition, certain of the Underlying Fixed-Income Funds and Real Estate Securities Fund may enter into mortgage, credit, index and interest rate swaps and other interest rate swap arrangements such as rate caps, floors and collars, for hedging purposes or to seek to increase total return. Currency swaps involve the exchange by an Underlying Fund with another party of their respective rights to make or receive payments in specified currencies. Interest rate swaps involve the exchange by an Underlying Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Index swaps involve the exchange by an Underlying Fund with another party of the respective amounts payable with respect to a notional principal amount at interest rates equal to two specified indices. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Since interest rate, mortgage and currency swaps and interest rate caps, floors and collars are individually negotiated, each Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its swap, cap, floor and collar positions.


     An Underlying Fund will enter into interest rate mortgage and index swaps only on a net basis, which means that the two payment streams are netted out, with the Underlying Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, index and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, index and mortgage swaps is limited to the net amount of interest payments that the Underlying Fund is contractually obligated to make. If the other party to an interest rate, index or mortgage swap defaults, the Underlying Fund's risk of loss consists of the net amount of interest payments that the Underlying Fund is contractually entitled to receive, if any. In contrast, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that an Underlying Fund's potential exposure in a transaction involving a swap or an interest rate floor, cap or collar is covered by the segregation of cash or liquid assets or otherwise, the Underlying Funds and their investment advisers believe that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to an Underlying Fund's borrowing restrictions.


     An Underlying Equity Fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by its investment adviser. The Underlying Fixed-Income Funds will not enter into any mortgage, interest rate or credit swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A or A-1 or better by Standard & Poor's or A or P-1 or better by Moody's or their equivalent ratings. The Core Fixed Income, Global Income and High Yield Funds will not enter into any currency swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party thereto is rated investment grade by Standard & Poor's or Moody's or their equivalent ratings or, if unrated by such rating agencies, determined to be of comparable quality by the applicable investment adviser. If there is a default by the other party to such a transaction, an Underlying Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in
the interbank market.   The investment advisers, under the supervision of the
Board of Trustees, are responsible for determining and monitoring the liquidity of the Underlying Funds' transactions in swaps, caps, floors and collars.

     The use of interest rate, mortgage, credit, index and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Underlying Fund's investment adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of an Underlying Fund would be less favorable than it would have been if this investment technique were not used.

Equity Swaps


     Each Underlying Equity Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swaps may be structured in different ways. For example, a counterparty may agree to pay the Underlying Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in the particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the

Underlying Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Underlying Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Underlying Fund on the notional amount. In other cases, the counterparty and the Underlying Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).


     An Underlying Fund will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Underlying Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that an Underlying Fund is contractually obligated to make. If the other party to an equity swap defaults, an Underlying Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Underlying Fund's potential exposure, the Underlying Funds and their investment advisers believe that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to an Underlying Fund's borrowing restrictions.

     An Underlying Equity Fund will not enter into equity swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the investment adviser.

Real Estate Investment Trusts

     The Underlying Equity Funds may invest in shares of REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Underlying Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. An Underlying Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by an Underlying Fund.

     Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

Lending of Portfolio Securities


     Each Underlying Fund may lend portfolio securities. Under present regulatory policies, such loans may be made to institutions such as brokers or dealers and would be required to be secured continuously by collateral in cash, cash equivalents, U.S. government securities or letters of intent maintained on a current basis at an amount at least equal to the market value of the securities loaned. An Underlying Fund would be required to have the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, an Underlying Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from investment of the collateral. An Underlying Fund would not have the right to vote any securities having voting rights during the existence of the loan, but an Underlying Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by an Underlying Fund's investment adviser to be of good standing, and when, in the judgment of the investment adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If an investment adviser determines to make securities loans, it is intended that the value of the securities loaned would not exceed one-third of the value of the total assets of an Underlying Fund (including the loan collateral).


     Cash received as collateral for securities lending transactions may be invested in other investment eligible securities. Investing the collateral subjects it to market depreciation or appreciation, and the Underlying Fund is responsible for any loss that may result from its investment of the borrowed collateral.

When-Issued Securities and Forward Commitments


     Each Underlying Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. These transactions involve a commitment by an Underlying Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. An Underlying Fund will generally purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, an Underlying Fund may dispose of or negotiate a commitment after entering into it. An Underlying Fund may also sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Underlying Funds may realize a capital gain or loss in connection with these transactions. For purposes of determining an Underlying Fund's duration, the maturity of when-issued or forward commitment securities will be calculated from the commitment date. An Underlying Fund is required to segregate until three days prior to the settlement date, cash and liquid assets in an amount sufficient to meet the purchase price unless the Fund's obligations are otherwise covered. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

Investment in Unseasoned Companies

     Each Underlying Fund may invest a portion of its net assets in companies (including predecessors) which have operated less than three years, except that this limitation does not apply to debt securities which have been rated investment grade or better by at least one NRSRO. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Other Investment Companies


     Each of the Underlying Funds may make limited investments in the securities of other investment companies including, pursuant to an exemptive order obtained from the SEC, money market funds for which the Investment Adviser or any of its affiliates serves as investment adviser. An Underlying Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and other fees paid by the Underlying Fund. However, to the extent that the Underlying Fund invests in a money market fund for which the Investment Adviser or any of its affiliates acts as adviser, the advisory and administration fees payable by the Underlying Fund to the investment adviser or its affiliates will be reduced by an amount equal to the Underlying Fund's proportionate share of the advisory and administration fees paid by such money market fund to the investment adviser or its affiliates.

     Each Underlying Equity Fund may also invest in SPDRs. SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange). The UIT will issue SPDRs in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the Standard & Poor's 500 Composite Stock Price Index (the "S&P Index"), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit.


     SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, an Underlying Fund must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Underlying Fund will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

     The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Underlying Funds could result in losses on SPDRs.

     Certain Underlying Funds may also purchase shares of investment companies investing primarily in foreign securities, including "country funds." Country funds have portfolios consisting primarily of securities of issuers located in one foreign country or region. Certain Underlying Funds may also invest in World Equity Benchmark Shares ("WEBS") and similar securities that invest in securities included in foreign securities indices.

Repurchase Agreements


     Each Underlying Fund may enter into repurchase agreements with dealers in U.S. government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. Certain Underlying Funds may also enter into repurchase agreements involving certain foreign government securities. A repurchase agreement is an arrangement under which an Underlying Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price. Custody of the securities is maintained by an Underlying Fund's custodian. The repurchase price may be higher than the purchase price, the difference being income to an Underlying Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to an Underlying Fund together with the repurchase price on repurchase. In either case, the income to an Underlying Fund is unrelated to the interest rate on the security subject to the repurchase agreement.


     For purposes of the Act and generally for tax purposes, a repurchase agreement is deemed to be a loan from an Underlying Fund to the seller of the security. For other purposes, it is not always clear whether a court would consider the security purchased by an Underlying Fund subject to a repurchase agreement as being owned by an Underlying Fund or as being collateral for a loan by an Underlying Fund to the seller. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, an Underlying Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in value of the security. If the court characterizes the transaction as a loan and an Underlying Fund has not perfected a security interest in the security, an Underlying Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, an Underlying Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

  The Underlying Fund's investment adviser seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the security. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), an Underlying Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.


     In addition, an Underlying Fund, together with other registered investment companies having advisory agreements with the Investment Adviser or its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Reverse Repurchase Agreements

     Certain Underlying Funds may borrow money by entering into transactions called reverse repurchase agreements. Under these arrangements, a Fund will sell portfolio securities to dealers in U.S. Government Securities or members of the Federal Reserve System, with an agreement to repurchase the security on an agreed date, price and interest payment. The Core Fixed Income, Global Income and High

Yield Funds may also enter into reverse repurchase agreements involving certain foreign government securities. Reverse repurchase agreements involve the possible risk that the value of portfolio securities a Fund relinquishes may decline below the price a Fund must pay when the transaction closes. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of a Fund's outstanding shares.

     When a Fund enters into a reverse repurchase agreement, it segregates cash or liquid assets that have a value equal to or greater than the repurchase price. The account is then continuously monitored by its investment adviser to make sure that an appropriate value is maintained. Reverse repurchase agreements are considered to be borrowings under the Act.

Restricted and Illiquid Securities


     The Underlying Funds may not invest more than 15% (10% in the case of Financial Square Prime Obligations Fund) of their net assets in illiquid investments, which include securities (both foreign and domestic) that are not readily marketable, certain SMBS, certain municipal leases and participation interests, certain over-the-counter options, repurchase agreements and time deposits with a notice or demand period of more than seven days, and certain restricted securities, unless it is determined, based upon a continuing review of the trading markets for the specific instrument, that such instrument is liquid. Certain commercial paper issued in reliance on Section 4(2) of the Securities Act of 1933 (the "1933 Act") is treated like Rule 144A Securities. The Trustees have adopted guidelines under which the Underlying Funds' investment advisers determine and monitor the liquidity of the Underlying Funds' portfolio securities. This investment practice could have the effect of increasing the level of illiquidity in an Underlying Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these instruments.

     The purchase price and subsequent valuation of restricted securities may reflect a discount from the price at which such securities trade when they are not restricted, since the restriction may make them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities and prevailing supply and demand conditions.

Portfolio Turnover

     Each Underlying Fund may engage in active short-term trading to benefit from yield disparities among different issues of securities or among the markets for fixed-income securities, or for other reasons. It is anticipated that the portfolio turnover rate of each Fund will vary from year to year.

                            INVESTMENT RESTRICTIONS

     The following investment restrictions have been adopted by the Trust as fundamental policies that cannot be changed without the affirmative vote of the holders of a majority (as defined in the Act) of the outstanding voting securities of the affected Portfolio. The investment objective of each Portfolio and all other investment policies or practices of each Portfolio are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. For purposes of the Act, "majority" means the lesser of (a) 67% or more of the shares of the Trust or a Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or a Portfolio are present or represented by proxy, or (b) more than 50% of the shares of the Trust or a Portfolio. For purposes of the following limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Portfolio. With respect to the Portfolios' fundamental investment restriction no. 3, asset coverage of at least 300% (as defined in the Act), inclusive of any amounts borrowed, must be maintained at all times.

     As a matter of fundamental policy, a Portfolio may not:

          (1) make any investment inconsistent with the Portfolio's classification as a diversified company under the Act;

          (2) invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding investment companies and the U.S. Government or any of its agencies or instrumentalities). (For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.) This restriction does not apply to investments in municipal securities which have been pre-refunded by the use of obligations of the U.S. government or any of its agencies or instrumentalities;

          (3) borrow money, except (a) the Portfolio may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed), (b) the Portfolio may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Portfolio may purchase securities on margin to the extent permitted by applicable law and (e) the Portfolio may engage transactions in mortgage dollar rolls which are accounted for as financings;

          (4) make loans, except through (a) the purchase of debt obligations in accordance with the Portfolio's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions and (c) loans of securities as permitted by applicable law;

          (5) underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Portfolio may be deemed to be an underwriting;

          (6) purchase, hold or deal in real estate, although a Portfolio may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a Portfolio as a result of the ownership of securities;

          (7) invest in commodities or commodity contracts, except that the Portfolio may invest in currency and financial instruments and contracts that are commodities or commodity contracts;

          (8) issue senior securities to the extent such issuance would violate applicable law.

     Notwithstanding any other fundamental investment restriction or policy, each Portfolio may invest some or all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, restrictions and policies as the Portfolio.

     In addition to the fundamental policies mentioned above, the Trustees have adopted the following non-fundamental policies which can be changed or amended by action of the Trustees without approval of shareholders.

     A Portfolio may not:

          (a) Invest in companies for the purpose of exercising control or management (but this does not prevent a Portfolio from purchasing a controlling interest in one or more of the Underlying Funds consistent with its investment objective and policies).

          (b) Invest more than 15% of the Portfolio's net assets in illiquid investments, including repurchase agreements with a notice or demand period of more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act.

          (c) Purchase additional securities if the Portfolio's borrowings (excluding covered mortgage dollar rolls) exceed 5% of its net assets.

          (d) Make short sales of securities, except short sales against the box.

     The Underlying Funds in which the Portfolios may invest have adopted certain investment restrictions which may be more or less restrictive than those listed above, thereby allowing a Portfolio to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment restrictions and policies listed above. The investment restrictions of these Underlying Funds are set forth in their respective Additional Statements.

                                   MANAGEMENT


     The Trustees of the Trust are responsible for deciding matters of general policy and reviewing the actions of the Investment Adviser, distributor and transfer agent. The officers of the Trust conduct and supervise each Portfolio's daily business operations.


     Information pertaining to the Trustees and officers of the Trust is set forth below together with their respective positions and a brief statement of their principal occupations during the past five years. Trustees and officers deemed to be "interested persons" of the Trust for purposes of the Act are indicated by an asterisk.

Name, Age                              Positions            Principal Occupation(s)
and Address                            With Trust            During Past 5 Years
-----------                            ----------           ------------------------------------
Ashok N. Bakhru, 58                   Chairman             Chairman of the Board and Trustee -
P.O. Box 143                          & Trustee            Goldman Sachs Variable Insurance Trust
Lima, PA  19037                                            (registered investment company) (since
                                                           October 1997); President, ABN Associates
                                                           (July 1994-March 1996 and November 1998
                                                           to present); Executive Vice President -
                                                           Finance and Administration and Chief
                                                           Financial Officer, Coty Inc.
                                                           (manufacturer of fragrances and
                                                           cosmetics) (April 1996-November 1998);
                                                           Senior Vice President of Scott Paper
                                                           Company (until June 1994); Director of
                                                           Arkwright Mutual Insurance Company
                                                           (1984-1999); Trustee of International
                                                           House of Philadelphia (1989-Present);
                                                           Member of Cornell University Council
                                                           (1992-Present); Trustee of the Walnut
                                                           Street Theater (1992-Present); Director,
                                                           Private Equity Investors-III (since
                                                           November 1998); and Trustee, Citizens
                                                           Scholarship Foundation of America (since
                                                           1998).

Name, Age                              Positions            Principal Occupation(s)
and Address                            With Trust            During Past 5 Years
-----------                            ----------           ------------------------------------
*David B. Ford, 54                    Trustee              Trustee - Goldman Sachs Variable
32 Old Slip                                                Insurance Trust (registered investment
New York, NY  10005                                        company) (since October 1997); Director,
                                                           Commodities Corp. LLC (futures and
                                                           commodities traders) (since April 1997);
                                                           Managing Director, J. Aron & Company
                                                           (commodity dealer and risk management
                                                           advisor) (since November 1996); Managing
                                                           Director, Goldman Sachs & Co. Investment
                                                           Banking Division (since November 1996);
                                                           Chief Executive Officer and Director, CIN
                                                           Management (investment adviser) (since
                                                           August 1996); Chief Executive Officer &
                                                           Managing Director and Director, Goldman
                                                           Sachs Asset Management International
                                                           (since November 1995 and December 1994,
                                                           respectively); Co-Head, Goldman Sachs
                                                           Asset Management (since November 1995);
                                                           Co-Head and Director, Goldman Sachs Funds
                                                           Management, L.P. (since November 1995 and
                                                           December 1994, respectively); and
                                                           Chairman and Director, Goldman Sachs
                                                           Asset Management Japan Limited (since
                                                           November 1994).

*Douglas C. Grip, 37                  Trustee              Trustee and President - Goldman Sachs
32 Old Slip                           & President          Variable Insurance Trust (registered
New York, NY  10005                                        investment company) (since October 1997);
                                                           Trustee, Trust For Credit Unions
                                                           (registered investment company) (since
                                                           March 1998); Managing Director, Goldman
                                                           Sachs Asset Management Group (since
                                                           November 1997); President, Goldman Sachs
                                                           Funds Group (since April 1996); and
                                                           President, MFS Retirement Services Inc.,
                                                           of Massachusetts Financial Services
                                                           (prior thereto).

Name, Age                              Positions            Principal Occupation(s)
and Address                            With Trust            During Past 5 Years
-----------                            ----------           ------------------------------------
*John P. McNulty, 47                  Trustee              Trustee - Goldman Sachs Variable
32 Old Slip                                                Insurance Trust (registered investment
New York, NY  10005                                        company) (since October 1997); Managing
                                                           Director, Goldman Sachs (since November
                                                           1996); Head of Investment Management
                                                           Division (since September 1999); General
                                                           Partner, J. Aron & Company (commodity
                                                           dealer and risk management adviser)
                                                           (since November 1995); Director and
                                                           Co-Head, Goldman Sachs Funds Management
                                                           L. P. (since November 1995); Director,
                                                           Goldman Sachs Asset Management
                                                           International (since January 1996);
                                                           Co-Head, GSAM (November 1995-September
                                                           1999); Director, Global Capital
                                                           Reinsurance (insurance) (since 1989);
                                                           Director, Commodities Corp. LLC (since
                                                           April 1997); Limited Partner of Goldman
                                                           Sachs (1994 - November 1995); Trustee,
                                                           Trust for Credit Unions (registered
                                                           investment company) (January 1996 - March
                                                           1998).

Name, Age                              Positions            Principal Occupation(s)
and Address                            With Trust            During Past 5 Years
-----------                            ----------           ------------------------------------
Mary P. McPherson, 64                 Trustee              Trustee - Goldman Sachs Variable
The Andrew W. Mellon Foundation                            Insurance Trust (registered investment
140 East 62/nd/ Street                                     company) (since October 1997); Vice
New York, NY  10021                                        President, The Andrew W. Mellon
                                                           Foundation (provider of grants for
                                                           conservation, environmental and
                                                           educational purposes) (since October
                                                           1997); President of Bryn Mawr College
                                                           (1978-1997); Director, Smith College
                                                           (since 1998); Director, Josiah Macy, Jr.
                                                           Foundation (health and educational
                                                           programs) (since 1977); Director of the
                                                           Philadelphia Contributionship (insurance)
                                                           (since 1985); Director Emeritus, Amherst
                                                           College (1986-1998); Director, Dayton
                                                           Hudson Corporation (general retailing
                                                           merchandising) (1988-1997); Director, The
                                                           Spencer Foundation (educational research)
                                                           (since 1993); member of PNC Advisory
                                                           Board (banking) (since 1993); and
                                                           Director, American School of Classical
                                                           Studies in Athens (since 1997).

*Alan A. Shuch, 50                    Trustee              Trustee - Goldman Sachs Variable
32 Old Slip                                                Insurance Trust (registered investment
New York, NY  10005                                        company) (since October 1997); Limited
                                                           Partner, Goldman Sachs (since December
                                                           1994); Consultant to GSAM (since December
                                                           1994).

Name, Age                              Positions            Principal Occupation(s)
and Address                            With Trust            During Past 5 Years
-----------                            ----------           ------------------------------------
Jackson W. Smart, Jr., 69             Trustee              Trustee - Goldman Sachs Variable
One Northfield Plaza, Suite 218                            Insurance Trust (registered investment
Northfield, IL  60093                                      company) (since October 1997); President,
                                                           Board Member and Senior Advisor, Smart
                                                           Properties, Inc. (since January 2000);
                                                           Chairman, Executive Committee and
                                                           Director, First Commonwealth, Inc. (a
                                                           managed dental care company) (January
                                                           1996-August 1999); Chairman and Chief
                                                           Executive Officer, MSP Communications
                                                           Inc. (a company engaged in radio
                                                           broadcasting) (October 1988 - December
                                                           1997); Director, Federal Express
                                                           Corporation (NYSE) (since 1976); and
                                                           Director, Evanston Northwestern
                                                           Healthcare (since 1980).

William H. Springer, 70               Trustee              Trustee - Goldman Sachs Variable
701 Morningside Drive                                      Insurance Trust (registered investment
Lake Forest, IL  60045                                     company) (since October 1997); Director,
                                                           The Walgreen Co. (a retail drug store
                                                           business) (April 1988-January 2000);
                                                           Director of Baker, Fentress & Co. (a
                                                           closed-end, non-diversified management
                                                           investment company) (April 1992 -
                                                           present); and Chairman and Trustee,
                                                           Northern Institutional Funds (since April
                                                           1984).

Name, Age                              Positions            Principal Occupation(s)
and Address                            With Trust            During Past 5 Years
-----------                            ----------           ------------------------------------
Richard P. Strubel, 60                Trustee              Trustee - Goldman Sachs Variable
500 Lake Cook Road                                         Insurance Trust (registered investment
Suite 150                                                  company) (since October 1997); President
Deerfield, IL  60015                                       and COO, UNext.com (provider of
                                                           educational services via the internet)
                                                           (since 1999); Director, Gildan Activewear
                                                           Inc. (since February 1999); Director of
                                                           Kaynar Technologies Inc. (since March
                                                           1997); Managing Director, Tandem
                                                           Partners, Inc. (1990-1999); President and
                                                           Chief Executive Officer, Microdot, Inc.
                                                           (a diversified manufacturer of fastening
                                                           systems and connectors) (January 1984 -
                                                           October 1994); Trustee, Northern
                                                           Institutional Funds (since December
                                                           1982); and Director, Cantilever
                                                           Technologies, Inc. (since 1999).

*Nancy L. Mucker, 50                  Vice President       Vice President - Goldman Sachs Variable
4900 Sears Tower                                           Insurance Trust (registered investment
Chicago, IL  60606                                         company) (since 1997); Vice President and
                                                           Co-Manager of Funds Group Shareholder
                                                           Servicing, Goldman Sachs (since April
                                                           1985).

*John M. Perlowski, 35                Treasurer            Treasurer - Goldman Sachs Variable
32 Old Slip                                                Insurance Trust (registered investment
New York, NY  10005                                        company) (since 1997); Vice President,
                                                           Goldman Sachs (since July 1995); and
                                                           Banking Director, Investors Bank and
                                                           Trust (November 1993 - July 1995).

*James A. Fitzpatrick, 39             Vice President       Vice President - Goldman Sachs Variable
4900 Sears Tower                                           Insurance Trust (registered investment
Chicago, IL  60606                                         company) (since October 1997); Managing
                                                           Director, Goldman Sachs (since October
                                                           1999); Vice President of GSAM (April
                                                           1997-December 1999); and Vice President
                                                           and General Manager, First Data
                                                           Corporation - Investor Services Group
                                                           (1994 to 1997).


Name, Age                          Positions                         Principal Occupations(s)
and Address                        With Trust                        During Past 5 Years
-----------                        ----------                        ------------------------
*Jesse Cole, 36                    Vice President                    Vice President - Goldman Sachs Variable
4900 Sears Tower                                                     Insurance Trust (registered investment
Chicago, IL  60606                                                   company (since 1998); Vice President,
                                                                     GSAM (June 1998 to Present); Vice
                                                                     President, AIM Management Group, Inc.
                                                                     (investment advisor) (April 1996-June
                                                                     1998); and Assistant Vice President, The
                                                                     Northern Trust Company (June 1987-April
                                                                     1996).

*Philip V. Giuca, Jr., 37          Assistant                         Assistant Treasurer - Goldman Sachs
32 Old Slip                        Treasurer                         Variable Insurance Trust (registered
New York, NY 10005                                                   investment company) (since 1997); and
                                                                     Vice President, Goldman Sachs (May
                                                                     1992-Present).

*Michael J. Richman, 39            Secretary                         Secretary - Goldman Sach Variable
85 Broad Street                                                      Insurance Trust (registered investment
New York, NY  10004                                                  company) (since 1997); General Counsel of
                                                                     the Funds Group of GSAM (since December
                                                                     1997); Associate General Counsel of GSAM
                                                                     (February 1994 - December 1997); Counsel
                                                                     to the Funds Group, GSAM (June 1992 -
                                                                     December 1997); Associate General
                                                                     Counsel, Goldman Sachs (since December
                                                                     1998); Vice President, Goldman Sachs
                                                                     (since June 1992); and Assistant General
                                                                     Counsel of Goldman Sachs (June 1992 to
                                                                     December 1998).


Name, Age                          Positions                         Principal Occupations(s)
and Address                        With Trust                        During Past 5 Years
-----------                        ----------                        ------------------------
*Howard B. Surloff, 34             Assistant                         Assistant Secretary - Goldman Sachs
85 Broad Street                    Secretary                         Variable Insurance Trust (registered
New York, NY  10004                                                  investment company) (since 1997);
                                                                     Assistant General Counsel, GSAM and
                                                                     General Counsel to the U.S. Funds Group
                                                                     (since December 1997); Assistant General
                                                                     Counsel and Vice President, Goldman Sachs
                                                                     (since November 1993 and May 1994,
                                                                     respectively); Counsel to the Funds
                                                                     Group, GSAM (November 1993 - December
                                                                     1997); and Associate of Shereff,
                                                                     Friedman, Hoffman & Goodman (October 1990
                                                                     to November 1993).

*Valerie A. Zondorak, 34           Assistant                         Assistant Secretary - Goldman Sachs
85 Broad Street                    Secretary                         Variable Insurance Trust (registered
New York, NY  10004                                                  investment company) (since 1997);
                                                                     Assistant General Counsel, GSAM and
                                                                     Assistant General Counsel to the Funds
                                                                     Group (since December 1997); Vice
                                                                     President and Assistant General Counsel,
                                                                     Goldman Sachs (since March 1997); Counsel
                                                                     to the Funds Group, GSAM (March 1997 -
                                                                     December 1997); and Associate of Shereff,
                                                                     Friedman, Hoffman & Goodman (September
                                                                     1990 to February 1997).

*Deborah A. Farrell, 28            Assistant                         Assistant Secretary - Goldman Sachs
85 Broad Street                    Secretary                         Variable Insurance Trust (registered
New York, NY  10004                                                  investment company) (since 1997); Legal
                                                                     Products Analyst, Goldman Sachs (since
                                                                     December 1998); Legal Assistant, Goldman
                                                                     Sachs (January 1996 - December 1998);
                                                                     Assistant Secretary to the Funds Group
                                                                     (1996 to present); Executive Secretary,
                                                                     Goldman Sachs (January 1994 - January
                                                                     1996); and Legal Secretary, Cleary,
                                                                     Gottlieb, Steen and Hamilton (September
                                                                     1990-January 1994).


Name, Age                          Positions                         Principal Occupations(s)
and Address                        With Trust                        During Past 5 Years
-----------                        ----------                        ------------------------

*Kaysie P. Uniacke, 39             Assistant                         Assistant Secretary - Goldman Sachs
32 Old Slip                        Secretary                         Variable Insurance Trust (registered
New York, NY  10005                                                  investment company) (since 1997);
                                                                     Managing Director, GSAM (since 1997);
                                                                     Vice President and Senior Portfolio
                                                                     Manager, GSAM (1988 to 1997).

*Elizabeth D. Anderson, 30         Assistant                         Assistant Secretary - Goldman Sachs
32 Old Slip                        Secretary                         Variable Insurance Trust (registered
New York, NY  10005                                                  investment company) (since 1997);
                                                                     Portfolio Manager, GSAM (since April
                                                                     1996); Junior Portfolio Manager, GSAM
                                                                     (1995 - April 1996); Funds Trading
                                                                     Assistant, GSAM (1993 - 1995); and
                                                                     Compliance Analyst, Prudential Insurance
                                                                     (1991 - 1993).

*Amy E. Belanger, 30               Assistant                         Assistant Secretary - Goldman Sachs
85 Broad Street                    Secretary                         Variable Insurance Trust (registered
New York, NY  10004                                                  investment company) (since 1999); Vice
                                                                     President, Goldman Sachs (since June
                                                                     1999); Counsel, Goldman Sachs (since
                                                                     1998); and Associate, Dechert Price &
                                                                     Rhoads (September 1996 - 1998).



     Each interested Trustee and officer of the Trust holds comparable positions with certain other investment companies of which Goldman Sachs, GSAM or one of their affiliates is the investment adviser, administrator and/or distributor.
As of March 17, 2000, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of each Portfolio.

     The Trust pays each Trustee, other than those who are "interested persons" of Goldman Sachs, a fee for each Trustee meeting attended and an annual fee. Such Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings.

The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the one-year period ended December 31, 1999:

                                                                          Pension or                  Total Compensation
                                                                          Retirement               from Goldman Sachs Trust
                                                                           Benefits                 and the Goldman Sachs
                                         Aggregate                         Accrued as                    Funds Complex
                                        Compensation                         Part of                    (including the
     Name of Trustee                From the Portfolios/2/             Portfolios' Expenses              Portfolios)/3/
     ---------------                ----------------------             --------------------              --------------
     Ashok N. Bakhru/1/                   $10,422                              $0                           $159,884
     David B. Ford                              0                               0                                  0
     Douglas C. Grip                            0                               0                                  0
     John P. McNulty                            0                               0                                  0
     Mary P. McPherson                      7,742                               0                            118,716
     Alan A. Shuch                              0                               0                                  0
     Jackson W. Smart                       7,742                               0                            118,716
     William H. Springer                    7,742                               0                            118,716
     Richard P. Strubel                     7,742                               0                            118,716

/1/  Includes compensation as Chairman of the Board of Trustees.
/2/ Reflects amount paid by the Portfolios described in this Additional Statement during the fiscal year ended December 31, 1999.
/3/ The Goldman Sachs Funds complex consists of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust. Goldman Sachs Trust consisted of 51 mutual funds, including 5 asset allocation portfolios, on December 31, 1999. Goldman Sachs Variable Insurance Trust consisted of 16 mutual funds on December 31, 1999.

     Class A Shares of the Portfolios may be sold at net asset value without payment of any sales charge to Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any trustee or officer of the Trust and designated family members of any of the above individuals. The sales load waivers are due to the nature of the investors and the reduced sales effort that is needed to obtain such investments.


     The Trust, its Investment Adviser and principal underwriter have adopted codes of ethics under Rule 17j-1 of the Act that permit personnel subject to their particular code of ethics to invest in securities, including securities that may be purchased or held by a Portfolio or an Underlying Fund.

Management Services


     As stated in the Portfolios' Prospectus, GSAM, 32 Old Slip, New York, New York 10005, serves as Investment Adviser to the Portfolios and, except as noted, to each Underlying Fund. Goldman Sachs Funds Management, L.P. ("GSFM") serves as investment adviser to the CORE U.S. Equity, Capital Growth, Adjustable Rate Government and Short Duration Government Funds. Goldman Sachs Asset Management International ("GSAMI") serves as investment adviser to the International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity, Asia Growth and Global Income Funds. As a company with unlimited liability under the laws of England, GSAMI is regulated by the Investment Management Regulatory Organization Limited, a United Kingdom self-regulatory organization, in the conduct of its investment advisory business. See "Service Providers" in the Portfolios' Prospectus for a description of the Investment Adviser's duties to the Portfolios.

     The Goldman Sachs Group, L.P., which controlled the Portfolios' Investment Adviser and the investment adviser of each Underlying Fund, merged into The Goldman Sachs Group, Inc. as a result of an initial public offering.

     Founded in 1869, Goldman Sachs is among the oldest and largest investment banking firms in the United States. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs also is among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24-hours a day. The firm is headquartered in New York and has offices throughout the United States and in Beijing, Frankfurt, George Town, Hong Kong, London, Madrid, Mexico City, Milan, Montreal, Paris, Sao Paulo, Seoul, Shanghai, Singapore, Sydney, Taipei, Tokyo, Toronto, Vancouver and Zurich. It has trading professionals throughout the United States, as well as in London, Tokyo, Hong Kong and Singapore. The active participation of Goldman Sachs in the world's financial markets enhances its ability to identify attractive investments. Goldman Sachs has agreed to permit the Portfolios and Underlying Funds to use the name "Goldman Sachs" or a derivative thereof as part of each Portfolio's and Fund's name for as long as a Portfolio's or Fund's Management Agreement is in effect.

     The Underlying Funds' investment advisers are able to draw on the substantial research and market expertise of Goldman Sachs whose investment research effort is one of the largest in the industry. The Goldman Sachs Global Investment Research Department covers approximately 2,200 companies, including approximately 1,000 U.S. corporations in 60 industries. The in-depth information and analyses generated by Goldman Sachs' research analysts are available to the investment advisers.

     For more than a decade, Goldman Sachs has been among the top-ranked firms in Institutional Investor's annual "All-America Research Team" survey. In addition, many of Goldman Sachs' economists, securities analysts, portfolio strategists and credit analysts have consistently been highly ranked in respected industry surveys conducted in the United States and abroad. Goldman Sachs is also among the leading investment firms using quantitative analytics (now used by a growing number of investors) to structure and evaluate portfolios.

     In managing the Underlying Funds, the Underlying Funds' investment advisers have access to Goldman Sachs' economics research. The Economics Research Department, based in London, conducts economic, financial and currency markets research which analyzes economic trends and interest and exchange rate movement worldwide. The Economics Research Department tracks factors such as inflation and money supply figures, balance of trade figures, economic growth, commodity prices, monetary and fiscal policies, and political events that can influence interest rates and currency trends. The success of Goldman Sachs' international research team has brought wide recognition to its members. The team has earned top rankings in various external surveys such as Extel, Institutional Investor, and Reuters. These rankings acknowledge the achievements of the firm's economists, strategists and equity analysts.

     In structuring Adjustable Rate Government Fund's and Short Duration Government Fund's respective securities portfolios, their investment adviser will review the existing overall economic and mortgage market trends. The investment adviser will then study yield spreads, the implied volatility and the shape of the yield curve. The investment adviser will then apply this analysis to a list of eligible securities that meet the respective Fund's investment guidelines. With respect to Adjustable Rate Government Fund, this analysis is used to plan a two-part portfolio, which will consist of a "core" portfolio of ARMs and a "relative value" portfolio of other mortgage assets that can enhance portfolio returns and lower risk (such as investments in CMO floating-rate tranches and interest only SMBS).

     With respect to Adjustable Rate Government Fund, Short Duration Government Fund, Government Income Fund, Core Fixed Income Fund and High Yield Fund, the applicable investment advisers expect to utilize Goldman Sachs' sophisticated option-adjusted analytics to help make strategic asset allocations within the markets for U.S. government, Mortgage-Backed and other securities and to employ this technology periodically to re-evaluate the Funds' investments as market conditions change. Goldman Sachs has also developed a prepayment model designed to estimate mortgage prepayments and cash flows under different interest rate scenarios. Because a Mortgage-Backed Security incorporates the borrower's right to prepay the mortgage, the investment advisers use a sophisticated option-adjusted spread (OAS) model to measure expected returns. A security's OAS is a function of the level and shape of the yield curve, volatility and the particular investment adviser's expectation of how a change in interest rates will affect prepayment levels. Since the OAS model assumes a relationship between prepayments and interest rates, the investment advisers consider it a better way to measure a security's expected return and absolute and relative values than yield to maturity. In using OAS technology, the investment advisers will first evaluate the absolute level of a security's OAS considering its liquidity and its interest rate, volatility and prepayment sensitivity. The investment advisers will then analyze its value relative to alternative investments and to its own investments. The investment advisers will also measure a security's interest rate risk by computing an option adjusted duration
(OAD). The investment advisers believe a security's OAD is a better measurement of its price sensitivity than cash flow duration, which systematically misstates portfolio duration. The investment advisers also evaluate returns for different mortgage market sectors and evaluates the credit risk of individual securities. This sophisticated technical analysis allows the investment advisers to develop portfolio and trading strategies using Mortgage-Backed Securities that are believed to be superior investments on a risk-adjusted basis and which provide the flexibility to meet the respective Funds' duration targets and cash flow pattern requirements.

     Because the OAS is adjusted for the differing characteristics of the underlying securities, the OAS of different Mortgage-Backed Securities can be compared directly as an indication of their relative value in the market. The investment advisers also expect to use OAS-based pricing methods to calculate projected security returns under different, discrete interest rate scenarios, and Goldman Sachs' proprietary prepayment model to generate yield estimates under these scenarios. The OAS, scenario returns, expected returns, and yields of securities in the mortgage market can be combined and analyzed in an optimal risk-return matching framework.

     The investment advisers will use OAS analytics to choose what they believe is an appropriate portfolio of investments for an Underlying Fund from a universe of eligible investments. In connection with initial portfolio selections, in addition to using OAS analytics as an aid to meeting each Fund's particular composition and performance targets, the investment advisers will also take into account important market criteria like the available supply and relative liquidity of various mortgage securities in structuring the portfolio.

     The Underlying Funds' investment advisers also expect to use OAS analytics to evaluate the mortgage market on an ongoing basis. Changes in the relative value of various Mortgage-Backed Securities could suggest tactical trading opportunities for the Underlying Funds. The investment advisers will have access to both current market analysis as well as historical information on the relative value relationships among different Mortgage-Backed Securities. Current market analysis and historical information is available in the Goldman Sachs database for most actively traded Mortgage-Backed Securities.

     Goldman Sachs has agreed to provide the Underlying Funds' investment advisers, on a non-exclusive basis, use of its mortgage prepayment model, OAS model and any other proprietary services which it now has or may develop, to the extent such services are made available to other similar customers. Use of these services by the Underlying Funds' investment advisers with respect to an Underlying Fund does not preclude Goldman Sachs from providing these services to third parties or using such services as a basis for trading for its own account or the account of others.

     The fixed-income research capabilities of Goldman Sachs available to the Underlying Funds' investment advisers include the Goldman Sachs Fixed-Income Research Department and the Credit Department. The Fixed-Income Research Department monitors developments in U.S. and foreign fixed-income markets, assesses the outlooks for various sectors of the markets and provides relative value comparisons, as well as analyzes trading opportunities within and across market sectors. The Fixed-Income Research Department is at the forefront in developing and using computer-based tools for analyzing fixed-income securities and markets, developing new fixed-income products and structuring portfolio strategies for investment policy and tactical asset allocation decisions. The Credit Department tracks specific governments, regions and industries and from time to time may review the credit quality of an Underlying Fund's investments.

     In allocating assets among foreign countries and currencies for the Underlying Funds which can invest in foreign securities, the Underlying Funds' investment advisers will have access to the Global Asset Allocation Model. The model is based on the observation that the prices of all financial assets, including foreign currencies, will adjust until investors globally are comfortable holding the pool of outstanding assets. Using the model, the investment advisers will estimate the total returns from each currency sector which are consistent with the average investor holding a portfolio equal to the market capitalization of the financial assets among those currency sectors. These estimated equilibrium returns are then combined with the expectations of Goldman Sachs' research professionals to produce an optimal currency and asset allocation for the level of risk suitable for an Underlying Fund given its investment objectives and criteria.


     The management agreements for the Portfolios and the Underlying Funds provide that their investment advisers (and their affiliates) may render similar services to others as long as the services provided by them thereunder are not impaired thereby.

     The Portfolios' management agreement was most recently approved by the Trustees, including a majority of the Trustees who are not parties to the management agreement or "interested persons" (as such term is defined in the Act) of any party thereto (the "non-interested Trustees"), on April 25, 2000. These arrangements were approved by the sole shareholder of the Balanced Strategy, Growth and Income Strategy, Growth Strategy and Aggressive Growth Strategy Portfolios on January 1, 1998, and of the Conservative Strategy Portfolio on February 3, 1999 by consent action to satisfy conditions imposed by the SEC in connection with the registration of shares of the Portfolio. The management agreement will remain in effect until June 30, 2001 and from year to year thereafter provided such continuance is specifically approved at least annually by (a) the vote of a majority of the outstanding voting securities of such Portfolio or a majority of the Trustees, and (b) the vote of a majority of the non-interested Trustees, cast in person at a meeting called for the purpose of voting on such approval. The management agreement will terminate automatically with respect to a Portfolio if assigned (as defined in the Act) and is terminable at any time without penalty by the Trustees or by vote of a majority of the outstanding voting securities of the affected Portfolio on 60 days' written notice to the Investment Adviser and by the Investment Adviser on 60 days' written notice to the Trust.

     Under the management agreement, the Investment Adviser also: (i) supervises all non-advisory operations of each Portfolio; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of each Portfolio; (iii) arranges for at each Portfolio's expense (a) the preparation of all required tax returns,
(b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and
(d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains each Portfolio's records; and (v) provides office space and all necessary office equipment and services.

     Pursuant to the management agreement, the Investment Advisers are entitled to receive the contractual fees listed below, payable monthly of such Portfolio's average daily net assets.

                                              Asset Allocation Fee                Asset Allocation Fee
           Portfolio                           With Limitations                   Without Limitations
           ---------                         --------------------                --------------------
       Conservative Strategy                        .15%                                .35%
       Balanced Strategy                            .15%                                .35%
       Growth and Income Strategy                   .15%                                .35%
       Growth Strategy                              .15%                                .35%
       Aggressive Growth Strategy                   .15%                                .35%

     The fees paid by the Portfolios for services rendered under the management agreement were as follows (with and without the fee limitations that were then in effect) for the period ended December 31:

                                                      1999                                             1998
                                    -----------------------------------------         -----------------------------------------
                                        With Fee               Without Fee                 With Fee              Without Fee
                                       Limitations             Limitations               Limitations             Limitations
                                    ------------------      -----------------         ------------------      -----------------
Conservative Strategy/1/                 $ 14,735              $   34,384                       N/A                    N/A
Balanced Strategy/2/                      151,574                 353,673                  $ 78,025               $182,558
Growth and Income Strategy/2/             661,611               1,543,759                   356,735                834,668
Growth Strategy/2/                        461,317               1,076,406                   253,545                593,231
Aggressive Growth Strategy/2/             177,161                 413,376                    94,065                219,795

___________________

/1/  The Conservative Strategy Portfolio commenced operations on February 8,
     1999.
/2/ The Balanced Strategy, Growth and Income Strategy, Growth Strategy and Aggressive Growth Strategy Portfolios commenced operations on January 2, 1998.

     Activities of Goldman Sachs and Its Affiliates and Other Accounts Managed
     -------------------------------------------------------------------------
by Goldman Sachs.  The involvement of the Investment Adviser and Goldman Sachs
----------------
and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Portfolios and the Underlying Funds or impede their investment activities.

     Goldman Sachs and its affiliates, including, without limitation, the Investment Adviser and its advisory affiliates, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) which have investment objectives similar to those of the Portfolios and the Underlying Funds and/or which engage in transactions in the same types of securities, currencies and instruments as the Underlying Funds. Goldman Sachs and its affiliates are major participants in the global currency, equities, swap and fixed-income markets, in each case both on a proprietary basis and for the accounts of customers. As such, Goldman Sachs and its affiliates are actively engaged in transactions in the same securities, currencies and instruments in which the Underlying Funds invest, which could have an adverse impact on each Underlying Fund's (and, consequently, each Portfolio's) performance. Such transactions, particularly in respect of proprietary accounts or customer accounts other than those included in the Investment Adviser's and its advisory affiliates' asset management activities, will be executed independently of the Underlying Funds' transactions and thus at prices or rates that may be more or less favorable. When the Investment Adviser and its advisory affiliates seek to purchase or sell the same assets for their managed accounts, including the Underlying Funds, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for the Underlying Funds.

     From time to time, the Underlying Funds' activities may be restricted because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Investment Adviser and/or its affiliates will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Investment Adviser and/or its affiliates are performing services or when position limits have been reached.

     In connection with their management of the Underlying Funds, the Underlying Funds' investment advisers may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and other affiliates. The investment advisers will not be under any obligation, however, to effect transactions on behalf of the Underlying Funds in accordance with such analysis and models. In addition, neither Goldman Sachs nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Underlying Funds and it is not anticipated that the investment advisers will have access to such information for the purpose of managing the Underlying Funds. The proprietary activities or portfolio strategies of Goldman Sachs and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the investment advisers in managing the Underlying Funds.


     The results of each Underlying Fund's investment activities may differ significantly from the results achieved by the investment advisers and their affiliates for their proprietary accounts or accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that Goldman Sachs and its affiliates and such other accounts will achieve investment results which are substantially more or less favorable than the results achieved by an Underlying Fund. Moreover, it is possible that an Underlying Fund will sustain losses during periods in which Goldman Sachs and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

     The investment activities of Goldman Sachs and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Underlying Funds in certain emerging markets in which limitations are imposed upon the aggregate amount of investment, in the aggregate or individual issuers, by affiliated foreign investors.

     An investment policy committee which may include partners of Goldman Sachs and its affiliates may develop general policies regarding an Underlying Fund's activities but will not be involved in the day-to-day management of such Fund. In such instances, those individuals may, as a result, obtain information regarding the Underlying Fund's proposed investment activities which is not generally available to the public. In addition, by virtue of their affiliation with Goldman Sachs, any such member of an investment policy committee will have direct or indirect interests in the activities of Goldman Sachs and its affiliates in securities currencies and investments similar to those in which the Underlying Fund invests.

     In addition, certain principals and certain of the employees of the Underlying Funds' investment advisers are also principals or employees of Goldman Sachs or their affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Portfolios should be aware.

     The Underlying Funds' investment advisers may enter into transactions and invest in currencies or instruments on behalf of an Underlying Fund in which customers of Goldman Sachs serve as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of an Underlying Fund, and such party may have no incentive to assure that the Underlying Funds obtain the best possible prices or terms in connection with the transactions. Goldman Sachs and its affiliates may also create, write or issue derivative instruments for customers of Goldman Sachs or its affiliates, the underlying securities, currencies or instruments of which may be those in which an Underlying Fund invests or which may be based on the performance of an Underlying Fund. The Underlying Funds may, subject to applicable law, purchase investments which are the subject of an underwriting or other distribution by Goldman Sachs or its affiliates and may also enter into transactions with other clients of Goldman Sachs or its affiliates where such other clients have interests adverse to those of the Underlying Funds. At times, these activities may cause departments of Goldman Sachs or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Portfolios. To the extent affiliated transactions are permitted, the Underlying Funds will deal with Goldman Sachs and its affiliates on an arms-length basis.

     Each Underlying Fund will be required to establish business relationships with its counterparties based on the Underlying Fund's own credit standing. Neither Goldman Sachs nor its affiliates will have any obligation to allow their credit to be used in connection with an Underlying Fund's establishment of its business relationships, nor is it expected that an Underlying Fund's counterparties will rely on the credit of Goldman Sachs or any of its affiliates in evaluating the Underlying Fund's creditworthiness.

     From time to time, Goldman Sachs or any of its affiliates may, but is not required to, purchase and hold shares of an Underlying Fund in order to increase the assets of the Underlying Fund. Increasing an Underlying Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Underlying Fund's expense ratio. Goldman Sachs reserves the right to redeem at any time some or all of the shares of an Underlying Fund acquired for its own account. A large redemption of shares of an Underlying Fund by Goldman Sachs could significantly reduce the asset size of the Underlying Fund, which might have an adverse effect on the Underlying Fund's investment flexibility, portfolio diversification and expense ratio. Goldman Sachs will consider the effect of redemptions on an Underlying Fund and other shareholders in deciding whether to redeem its shares.

     It is possible that an Underlying Fund's holdings will include securities of entities for which Goldman Sachs performs investment banking services as well as securities of entities in which Goldman Sachs makes a market. From time to time, Goldman Sachs' activities may limit the Underlying Funds' flexibility in purchases and sales of securities. When Goldman Sachs is engaged in an underwriting or other distribution of securities of an entity, the Underlying Funds' investment advisers may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Underlying Funds.

Distributor and Transfer Agent


     Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive Distributor of shares of the Portfolios pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Trust on behalf of each Portfolio. Shares of the Portfolios are offered and sold on a continuous basis by Goldman Sachs, acting as agent. Pursuant to the distribution agreement, after the Portfolios' Prospectus and periodic reports have been prepared, set in type and mailed to shareholders, Goldman Sachs will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors. Goldman Sachs will also pay for other supplementary sales literature and advertising costs. Goldman Sachs has entered into sales agreements with certain investment dealers and financial service firms (the "Authorized Dealers") to solicit subscriptions for Class A, Class B and Class C Shares of each of the Portfolios that offer such classes of shares. Goldman Sachs receives a portion of the sales load imposed on the sale, in the case of Class A Shares, or redemption in the case of Class B and Class C Shares, of such Portfolio shares.

     Goldman Sachs retained approximately the following commissions on sales of Class A, Class B and Class C Shares during the period ended December 31:

                                                  1999                        1998
                                                  ----                        ----
Conservative Strategy/1/                       $  4,000                         N/A
Balanced Strategy/2/                             41,000                    $156,000
Growth and Income Strategy/2/                   129,000                     858,000
Growth Strategy/2/                              124,000                     593,000
Aggressive Growth Strategy/2/                    52,000                     243,000

___________________

/1/  The Conservative Strategy Portfolio commenced operations on February 8,
     1999.
/2/ The Balanced Strategy, Growth and Income Strategy, Growth Strategy and Aggressive Growth Strategy Portfolios commenced operations on January 2, 1998.

     Goldman Sachs, 4900 Sears Tower, Chicago, IL 60606, also serves as the Portfolios' transfer and dividend disbursing agent. Under its transfer agency agreement with the Trust, Goldman Sachs has undertaken with the Trust with respect to each Portfolio to: (i) record the issuance, transfer and redemption of shares, (ii) provide purchase and redemption confirmations and quarterly statements, as well as certain other statements, (iii) provide certain information to the Trust's custodian and the relevant subcustodian in connection with redemptions, (iv) provide dividend crediting and certain disbursing agent services, (v) maintain shareholder accounts, (vi) provide certain state Blue Sky and other information, (vii) provide shareholders and certain regulatory authorities with tax-related information, (viii) respond to shareholder inquiries, and (ix) render certain other miscellaneous services. For its transfer agency services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an annual basis of 0.04% of average daily net assets with respect to each Portfolio's Institutional and Service Shares and 0.19% of average daily net assets with respect to each Portfolio's Class A, Class B and Class C Shares.

     As compensation for the services rendered to the Portfolios' by Goldman Sachs as transfer and dividend disbursing agent and the assumption by Goldman Sachs of the expenses related thereto, Goldman Sachs is entitled to receive fees from each Portfolio as stated in the Prospectus. For the periods ended December 31, 1999 and 1998, the amounts paid to Goldman Sachs by each Portfolio were as follows under the schedules then in effect:

                                                 1999                     1998
                                                 ----                     ----
Conservative Strategy/1/                       $ 18,627                       N/A
Balanced Strategy/2/                            189,653                  $157,025
Growth and Income Strategy/2/                   803,333                   414,136
Growth Strategy/2/                              576,665                   399,850
Aggressive Growth Strategy/2/                   220,841                   209,288

___________________

/1/  The Conservative Strategy Portfolio commenced operations on February 8,
     1999.
/2/ The Balanced Strategy, Growth and Income Strategy, Growth Strategy and Aggressive Growth Strategy Portfolios commenced operations on January 2, 1998.

     The foregoing distribution and transfer agency agreements each provide that Goldman Sachs may render similar services to others so long as the services each provides thereunder to the Portfolios are not impaired thereby. Each such agreement also provides that the Trust will indemnify Goldman Sachs against certain liabilities.

Expenses


     The Trust, on behalf of each Portfolio, is responsible for the payment of each Portfolio's respective expenses. The expenses include, without limitation, the fees payable to the Investment Adviser, service fees paid to Service Organizations, the fees and expenses payable to the Trust's custodian and subcustodians, transfer agent fees, brokerage fees and commissions, filing fees for the registration or qualification of the Trust's shares under federal or state securities laws, expenses of the organization of the Trust, fees and expenses incurred by the Trust in connection with membership in investment company organizations, taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of GSAM and Goldman Sachs with respect to the Trust), expenses of preparing and setting in type prospectuses, statements of additional information, proxy material, reports and notices and the printing and distributing of the same to the Trust's shareholders and regulatory authorities, any expenses assumed by a Portfolio pursuant to its distribution and service plans, compensation and expenses of its "non-interested" Trustees and extraordinary expenses, if any, incurred by the Trust. Except for fees under any service plan or distribution and service plan applicable to a particular class and transfer agency fees, all Portfolio expenses are borne on a non-class specific basis.

     The imposition of the Investment Adviser's fees, as well as other operating expenses, will have the effect of reducing the total return to investors. From time to time, the Investment Adviser may waive receipt of is fees and/or voluntarily assume certain expenses of a Fund, which would have the effect of lowering that Fund's overall expense ratio and increasing total return to investors at the time such amounts are waived or assumed, as the case may be.

     The Investment Adviser has voluntarily agreed to reduce or limit certain "Other Expenses" (excluding management, distribution and service fees, taxes, transfer agency fees, interest, brokerage, litigation, indemnification costs and other extraordinary expenses) for the Portfolios to the extent such expenses exceed the percentage of average daily net assets specified in the Portfolios' Prospectuses. Such reductions or limits, if any, are calculated monthly on a cumulative basis and may be discontinued or modified by the Investment Adviser in its discretion at any time.

     The amounts of certain "Other Expenses" of each Portfolio then in existence that were reduced or otherwise limited were as follows under the expense limitations that were then in effect for the period ended December 31:

                                               1999                        1998
                                               ----                        ----
Conservative Strategy/1/                    $262,794                          N/A
Balanced Strategy/2/                         262,656                     $224,065
Growth and Income Strategy/2/                255,735                      372,932
Growth Strategy/2/                           244,702                      324,585
Aggressive Growth Strategy/2/                244,198                      231,575

___________________

/1/  The Conservative Strategy Portfolio commenced operations February 8,
     1999.
/2/ The Balanced Strategy, Growth and Income Strategy, Growth Strategy and Aggressive Growth Strategy Portfolios commenced operations on January 2, 1998.

     Fees and expenses of legal counsel, registering shares of a Portfolio, holding meetings and communicating with shareholders may include an allocable portion of the cost of maintaining an internal legal and compliance department. Each Portfolio may also bear an allocable portion of the Investment Adviser's costs of performing certain accounting services not being provided by a Portfolio's custodian.

Custodian and Sub-Custodians


     State Street, 1776 Heritage Drive, North Quincy, Massachusetts 02171, is the custodian of the Trust's portfolio securities and cash. State Street also maintains the Trust's accounting records. State Street may appoint domestic and foreign sub-custodians from time to time to hold certain securities purchased by the Trust and to hold cash for the Trust.

Independent Public Accountants


     For the fiscal year ended December 31, 1999, Arthur Andersen, LLP, former independent public accountants, 225 Franklin Street, Boston, Massachusetts 02110, served as auditors of the Portfolios. PricewaterhouseCoopers LLP, independent public accountants, 160 Federal Street, Boston, Massachusetts 02110, have been selected as auditors of the Portfolios of the Trust for the fiscal year ending December 31, 2000. In addition to audit services, PricewaterhouseCoopers LLP will prepare the Trust's federal and state tax returns, and will provide consultation and assistance on accounting, internal control and related matters.


                     PORTFOLIO TRANSACTIONS AND BROKERAGE


     The Investment Adviser is responsible with respect to the Portfolios (and the particular investment adviser is responsible with respect to the Underlying Funds) for decisions to buy and sell securities, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs.

     In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     The portfolio transactions for the Underlying Fixed-Income Funds are generally effected at a net price without a broker's commission (i.e., a dealer is dealing with an Underlying Fund as principal and receives compensation equal to the spread between the dealer's cost for a given security and the resale price of such security). In certain foreign countries, debt securities are traded on exchanges at fixed commission rates.

     In placing orders for portfolio securities of an Underlying Fund, the Underlying Funds' investment advisers are generally required to give primary consideration to obtaining the most favorable execution and net price available. This means that an investment adviser will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Underlying Fund may pay a broker who provides brokerage and research services an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. Such practice is subject to a good faith determination by the Trustees that such commission is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. While the Underlying Funds' investment advisers generally seek reasonably competitive spreads or commissions, an Underlying Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the investment advisers will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of an Underlying Fund, the investment advisers and their affiliates, or their other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities and other products or services (e.g., quotation equipment and computer related costs and expenses), advice concerning the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or the purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts, effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) and providing lawful and appropriate assistance to the investment advisers in the performance of their decision-making responsibilities. Such services are used by the investment advisers in connection with all of their investment activities, and some of such services obtained in connection with the execution of transactions for an Underlying Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of an Underlying Fund, and the services furnished by such brokers may be used by the investment advisers in providing management services for the Trust.

     In circumstances where two or more broker-dealers offer comparable prices and execution capability, preference may be given to a broker-dealer which has sold shares of an Underlying Fund as well as shares of other investment companies or accounts managed by the Underlying Funds' investment advisers. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the Underlying Fund.


     On occasions when an Underlying Fund's investment adviser deems the purchase or sale of a security to be in the best interest of an Underlying Fund as well as its other customers (including any other fund or other investment company or advisory account for which such investment adviser acts as investment adviser or sub-investment adviser), the investment adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Underlying Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the applicable investment adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to such Underlying Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for an Underlying Fund.

     Commission rates in the U.S. are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees.

     Subject to the above considerations, the Underlying Funds' investment advisers may use Goldman Sachs as a broker for an Underlying Fund. In order for Goldman Sachs to effect any portfolio transactions for an Underlying Fund, the commissions, fees or other remuneration received by Goldman Sachs must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar instruments being purchased or sold on an exchange during a comparable period of time. This standard would allow Goldman Sachs to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including a majority of the Trustees who are not "interested" Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Goldman Sachs are consistent with the foregoing standard. Brokerage transactions with Goldman Sachs are also subject to such fiduciary standards as may be imposed upon Goldman Sachs by applicable law.


     During the fiscal year ended December 31, 1999, the Portfolios acquired and sold securities of their regular broker-dealers: Donaldson, Lufkin & Jenrette, Swiss Bank Corp., Salomon Smith Barney, Nations Bank, Bear Stearns, Lehman Brothers, ABN Amro Securities, Barclays Bank, Deutsche Bank and Morgan Stanley Dean Witter. At December 31, 1999, the following Portfolios held the following amounts of securities of their regular broker/dealers as defined in Rule 10b-1 under the Act or their parents ($ in thousands): Conservative Strategy: Morgan Stanley Dean Witter ($33); Growth Strategy: Morgan Stanley Dean Witter ($198); Balanced Strategy: Morgan Stanley Dean Witter ($66).

                                NET ASSET VALUE


     Under the Act, the Trustees are responsible for determining in good faith the fair value of securities of each Portfolio. In accordance with procedures adopted by the Trustees, the net asset value per share of each class of each Portfolio is calculated by determining the value of the net assets attributed to each class of that Portfolio and dividing by the number of outstanding shares of that class. All securities are valued as of the close of regular trading on the New York Stock Exchange (normally, but not always, 3:00 p.m. Chicago time and 4:00 p.m. New York time) on each Business Day. The term "Business Day" means any day the New York Stock Exchange is open for trading which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     In the event that the New York Stock Exchange or the national securities exchange on which stock options are traded adopt different trading hours on either a permanent or temporary basis, the Trustees will reconsider the time at which net asset value is computed. In addition, each Portfolio may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.


     In determining the net asset value of a Portfolio, the net asset value of the Underlying Funds' shares held by the Portfolio will be their net asset value at the time of computation. Financial Square Prime Obligations Fund values all of its portfolio securities using the amortized cost valuation method pursuant to Rule 2a-7 under the Act. Portfolio securities of the other Underlying Funds for which accurate market quotations are available are valued as follows: (a) securities listed on any U.S. or foreign stock exchange or on the National Association of Securities Dealers Automated Quotations System ("NASDAQ") will be valued at the last sale price on the exchange or system in which they are principally traded on the valuation date. If there is no sale on the valuation day, securities traded will be valued at the closing bid price, or if closing a bid price is not available, at either the exchange or system-defined close price on the exchange or system in which such securities are principally traded. If the relevant exchange or system has not closed by the above-mentioned time for determining the Underlying Fund's net asset value, the securities will be valued at the last sale price or, if not available, at the bid price at the time the net asset value is determined; (b) over-the-counter securities not quoted on NASDAQ will be valued at the last sale price on the valuation day or, if no sale occurs, at the last bid price at the time net asset value is determined; (c) equity securities for which no prices are obtained under sections (a) or (b) hereof, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued at their fair value in accordance with procedures approved by the Board of Trustees; (d) fixed-income securities with a remaining maturity of 60 days or more for which accurate market quotations are readily available will normally be valued according to dealer-supplied bid quotations or bid quotations from a recognized pricing service (e.g., Merrill Lynch, J.J. Kenny, Muller Data Corp., Bloonberg, EJV, Reuters or Standard & Poor's); (e) fixed-income securities for which quotations are not readily available are valued by the investment adviser based on valuation models that take into account spread and daily yield changes on government securities in the appropriate market (i.e. matrix pricing); (f) debt securities with a remaining maturity of 60 days or less are valued by the particular investment adviser at amortized cost, which the Trustees have determined to approximate fair value; and (g) all other instruments, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued at fair value in accordance with the valuation procedures approved by the Board of Trustees.

     The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at current exchange rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Board of Trustees.

     Generally, trading in securities on European and Far Eastern securities exchanges and on over-the-counter markets is substantially completed at various times prior to the close of business on each Business Day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days in New York. Furthermore, trading takes place in various foreign markets on days which are not Business Days in New York and days on which the Underlying Funds' net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. The impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York Stock Exchange will normally not be reflected in an Underlying Fund's next determined net asset value unless the Trust, in its discretion, makes an adjustment in light of the nature and materiality of the event, its effect on Fund operations and other relevant factors.

     The proceeds received by each Portfolio and each other series of the Trust from the issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Portfolio and constitute the underlying assets of that Portfolio or series. The underlying assets of each Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect of such Portfolio and with a share of the general liabilities of the Trust. Expenses of the Trust with respect to the Portfolios and the other series of the Trust are generally allocated in proportion to the net asset values of the respective Portfolios or series except where allocations of direct expenses can otherwise be fairly made.

                            PERFORMANCE INFORMATION

     A Portfolio may from time to time quote or otherwise use total return, yield and/or distribution rate information in advertisements, shareholder reports or sales literature. Average annual total return and yield are computed pursuant to formulas specified by the SEC.

     Yield is computed by dividing net investment income earned during a recent thirty-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum public offering price per share on the last day of the relevant period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

     The distribution rate for a specified period is calculated by annualizing distributions of net investment income for such period and dividing this amount by the net asset value per share or maximum public offering price on the last day of the period.

     Average annual total return for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class (i.e., net asset value in the case of each class other than Class A) at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption (and payment of any contingent deferred sales charge) at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

     Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a $1,000 investment (made at the maximum public offering price with all distributions reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period.

     Total return calculations for Class A Shares reflect the effect of paying the maximum initial sales charge. Investment at a lower sales charge would result in higher performance figures. Total return calculations for Class B and Class C Shares reflect deduction of the applicable CDSC imposed upon redemption of Class B and Class C Shares held for the applicable period. Each Portfolio may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules. In addition, each Portfolio may furnish total return calculations based on investments at various sales charge levels or at NAV. Any performance information which is based on a Portfolio's net asset value per share would be reduced if any applicable sales charge were taken into account. In addition to the above, each Portfolio may from time to time advertise its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and investments for which reliable performance information is available. The Portfolios' performance quotations do not reflect any fees charged by an Authorized Dealer, Service Organization or other financial intermediary to its customer accounts in connection with investments in the Portfolios.

     Thirty-day yield, distribution rate and average annual total return are calculated separately for each class of shares of each Portfolio. Each class of shares of each Portfolio is subject to different fees and expenses and may have different returns for the same period.

     Occasionally, statistics may be used to specify Portfolio volatility or risk. Measures of volatility or risk are generally used to compare a Portfolio's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a Portfolio relative to the total market. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

     From time to time the Trust may publish an indication of a Portfolio's past performance as measured by independent sources such as (but not limited to) Lipper Analytical Services, Inc., Morningstar Mutual Funds, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Micropal, Barron's, Business Week, Consumer's Digest, Consumer's Report, Investors Business Daily, The New York Times, Kiplinger's Personal Finance Magazine, Changing Times, Financial World, Forbes, Fortune, Money, Personal Investor, Sylvia Porter's Personal Finance and The Wall Street Journal. The Trust may also advertise information which has been provided to the NASD for publication in regional and local newspapers. In addition, the Trust may from time to time advertise a Portfolio's performance relative to certain indices and benchmark investments, including: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed-Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Salomon Brothers' World Bond Index (which measures the total return in U.S. dollar terms of government bonds, Eurobonds and foreign bonds of ten countries, with all such bonds having a minimum maturity of five years); (f) the Lehman Brothers Aggregate Bond Index or its component indices; (g) the Standard & Poor's Bond Indices (which measure yield and price of corporate, municipal and U.S. Government bonds); (h) the J.P. Morgan Global Government Bond Index; (i) other taxable investments including certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts, money market mutual funds, commercial paper and repurchase agreements; (j) Donoghues' Money Fund Report (which provides industry averages for 7-day annualized and compounded yields of taxable, tax-free and U.S. Government money funds); (k) the Hambrecht & Quist Growth Stock Index; (l) the NASDAQ OTC Composite Prime Return; (m) the Russell Midcap Index; (n) the Russell 2000 Index - Total Return; (o) Russell 1000 Growth Index-Total Return;
(p) the Value-Line Composite-Price Return; (q) the Wilshire 4500 Index; (r) the FT-Actuaries Europe and Pacific Index; (s) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers, First Boston Corporation, Morgan Stanley (including the EAFE Indices, the Morgan Stanley Capital International Combined Asia ex Japan Free Index and the Morgan Stanley Capital International Emerging Markets Free Index), Salomon Brothers, Merrill Lynch, Donaldson Lufkin and Jenrette or other providers of such data; (t) CDA/Wiesenberger Investment Companies Services or Wiesenberger Investment Companies Service; (u) The Goldman Sachs Commodities Index; (v) information produced by Micropal, Inc.; (w) the Shearson Lehman Government/Corporate (Total) Index; (x) Shearson Lehman Government Index; (y) Merrill Lynch 1-3 Year Treasury Index; (z) Merrill Lynch 2-Year Treasury Curve Index; (aa) the Salomon Brothers Treasury Yield Curve Rate of Return Index; (bb) the Payden & Rygel 2-Year Treasury Note Index; (cc) 1 through 3 year U.S. Treasury Notes; (dd) constant maturity U.S. Treasury yield indices; (ee) the London Interbank Offered Rate;
(ff) historical data concerning the performance of adjustable and fixed-rate mortgage loans; and (gg) the Tokyo Price Index. The composition of the investments in such indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of the Portfolios and the Underlying Funds. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by a Portfolio to calculate its performance figures.

     Information used in advertisements and materials furnished to present and prospective investors may include statements or illustrations relating to the appropriateness of certain types of securities and/or mutual funds to meet specific financial goals. Such information may address:


     .  cost associated with aging parents;

     . funding a college education (including its actual and estimated cost);

     .  health care expenses (including actual and projected expenses);

     . long-term disabilities (including the availability of, and coverage provided by, disability insurance);

     . retirement (including the availability of social security benefits, the tax treatment of such benefits and statistics and other information relating to maintaining a particular standard of living and outliving existing assets);

     . asset allocation strategies and the benefits of diversifying among asset classes;

     .  the benefits of international and emerging market investments;

     .  the effects of inflation on investing and saving;

     . the benefits of establishing and maintaining a regular pattern of investing and the benefits of dollar-cost averaging; and

     . measures of portfolio risk, including but not limited to, alpha, beta and standard deviation.

The Trust may from time to time use comparisons, graphs or charts in advertisements to depict the following types of information:

        . the performance of various types of securities (for example, common stocks, small company stocks, taxable money market funds, U.S. Treasury securities, adjustable rate mortgage securities, government securities and municipal bonds) over time. However, the characteristics of these securities are not identical to, and may be very different from, those of a Portfolio;

        . the dollar and non-dollar based returns of various market indices (i.e., Morgan Stanley Capital International EAFE Index, FT-Actuaries Europe & Pacific Index and the Standard & Poor's Index of 500 Common Stocks) over varying periods of time;

        . total stock market capitalizations of specific countries and regions on a global basis;

        .  performance of securities markets of specific countries and regions;

        . value of a dollar amount invested in a particular market or type of security over different periods of time;

        . volatility of total return of various market indices (i.e. Lehman Government Bond Index, S&P 500, IBC/Donoghue's Money Fund Average/ All Taxable Index) over varying periods of time;

        .  credit ratings of domestic government bonds in various countries;

        . price volatility comparisons of types of securities over different periods of time; and

        . price and yield comparisons of a particular security over different periods of time.

     In addition, the Trust may from time to time include rankings of Goldman, Sachs & Co.'s research department by publications such as the Institutional Investor and the Wall Street Journal in advertisements.

                                                    VALUE OF $1,000 INVESTMENT
                                                   (AVERAGE ANNUAL TOTAL RETURN)
                                                                                                             Assuming no voluntary
                                                                                                             waiver of fees and no
                                                                                                             expense reimbursements
                                                                                                             -----------------------
                                                                                   Assumes                     Assumes
                                                                                   Maximum                     Maximum
                                                                                  Applicable      Assumes     Applicable    Assumes
                                                                                    Sales        No sales       Sales       No Sales
     Portfolio                Class                    Time Period                  Charge*       Charge        Charge*      Charge
     ---------                -----                    -----------                  -------       ------        -------      ------
Conservative Strategy      A                 2/8/99-12/31/99 - Since inception       (.26)%        5.52%         (2.79)%     2.86%
Conservative Strategy      B                 2/8/99-12/31/99 - Since inception       (.24)%        4.92%         (2.89)%     2.27%
Conservative Strategy      C                 2/8/99-12/31/99 - Since inception       3.76%         4.79%          1.11%      2.14%
Conservative Strategy      Institutional     2/8/99-12/31/99 - Since inception        N/A          6.04%           N/A       3.37%
Conservative Strategy      Service           2/8/99-12/31/99 - Since inception        N/A          5.56%           N/A       2.89%

Balanced Strategy          A                 1/1/99-12/31/99 - One Year              4.50%        10.58%          4.03%     10.08%
Balanced Strategy          A                 1/2/98-12/31/99 - Since inception       5.46%         8.47%          4.73%      7.74%
Balanced Strategy          B                 1/1/99-12/31/99 - One Year              4.51%         9.66%          4.01%      9.16%
Balanced Strategy          B                 1/2/98-12/31/99 - Since inception       5.72%         7.70%          5.02%      7.00%
Balanced Strategy          C                 1/1/99-12/31/99 - One Year              8.60%         9.63%          8.10%      9.13%
Balanced Strategy          C                 1/2/98-12/31/99 - Since inception       7.72%         7.72%          7.03%      7.03%
Balanced Strategy          Institutional     1/1/99-12/31/99 - One Year               N/A         10.92%           N/A      10.42%
Balanced Strategy          Institutional     1/2/98-12/31/99 - Since inception        N/A          8.95%           N/A       8.25%
Balanced Strategy          Service           1/1/99-12/31/99 - One Year               N/A         10.47%           N/A       9.97%
Balanced Strategy          Service           1/2/98-12/31/99 - Since inception        N/A          8.38%           N/A       7.69%

                                                    VALUE OF $1,000 INVESTMENT
                                                   (AVERAGE ANNUAL TOTAL RETURN)
                                                                                                             Assuming no voluntary
                                                                                                             waiver of fees and no
                                                                                                             expense reimbursements
                                                                                                             -----------------------
                                                                                   Assumes                     Assumes
                                                                                   Maximum                     Maximum
                                                                                  Applicable      Assumes     Applicable    Assumes
                                                                                    Sales        No sales       Sales       No Sales
     Portfolio                Class                    Time Period                  Charge*       Charge        Charge*      Charge
     ---------                -----                    -----------                  -------       ------        -------      ------
Growth and Income Strategy    A                1/1/99-12/31/99 - One Year             9.46%        15.79%         9.18%      15.50%
Growth and Income Strategy    A                1/2/98-12/31/99 - Since inception      8.00%        11.09%         7.61%      10.69%
Growth and Income Strategy    B                1/1/99-12/31/99 - One Year             9.86%        14.95%         9.57%      14.66%
Growth and Income Strategy    B                1/2/98-12/31/99 - Since inception      8.40%        10.31%         8.04%       9.95%
Growth and Income Strategy    C                1/1/99-12/31/99 - One Year            13.92%        14.94%        13.63%      14.65%
Growth and Income Strategy    C                1/2/98-12/31/99 - Since inception     10.29%        10.29%         9.93%       9.93%
Growth and Income Strategy    Institutional    1/1/99-12/31/99 - One Year              N/A         16.14%          N/A       15.50%
Growth and Income Strategy    Institutional    1/2/98-12/31/99 - Since inception       N/A         11.47%          N/A       11.12%
Growth and Income Strategy    Service          1/1/99-12/31/99 - One Year              N/A         15.60%          N/A       15.31%
Growth and Income Strategy    Service          1/2/98-12/31/99 - Since inception       N/A         10.94%          N/A       10.58%

Growth Strategy               A                1/1/99-12/31/99 - One Year            14.20%        20.85%        13.88%      20.53%
Growth Strategy               A                1/2/98-12/31/99 - Since inception      9.33%        12.46%         8.87%      11.99%
Growth Strategy               B                1/1/99-12/31/99 - One Year            14.82%        19.87%        14.49%      19.54%
Growth Strategy               B                1/2/98-12/31/99 - Since inception      9.82%        11.66%         9.39%      11.23%
Growth Strategy               C                1/1/99-12/31/99 - One Year            18.95%        19.96%        18.62%      19.63%
Growth Strategy               C                1/2/98-12/31/99 - Since inception     11.69%        11.69%        11.25%      11.25%
Growth Strategy               Institutional    1/1/99-12/31/99 - One Year              N/A         21.24%          N/A       20.91%
Growth Strategy               Institutional    1/2/98-12/31/99 - Since inception       N/A         12.80%          N/A       12.37%
Growth Strategy               Service          1/1/99-12/31/99 - One Year              N/A         20.62%          N/A       20.29%
Growth Strategy               Service          1/2/98-12/31/99 - Since inception       N/A         12.26%          N/A       11.82%

                                                    VALUE OF $1,000 INVESTMENT
                                                   (AVERAGE ANNUAL TOTAL RETURN)
                                                                                                             Assuming no voluntary
                                                                                                             waiver of fees and no
                                                                                                             expense reimbursements
                                                                                                             -----------------------
                                                                                   Assumes                     Assumes
                                                                                   Maximum                     Maximum
                                                                                  Applicable      Assumes     Applicable    Assumes
                                                                                    Sales        No sales       Sales       No Sales
     Portfolio                  Class                  Time Period                  Charge*       Charge        Charge*      Charge
     ---------                  -----                  -----------                  -------       ------        -------      ------

Aggressive Growth Strategy     A               1/1/99-12/31/99 - One Year            18.51%       25.39%         18.03%      24.89%
Aggressive Growth Strategy     A               1/2/98-12/31/99 - Since inception     10.27%       13.43%          9.57%      12.71%
Aggressive Growth Strategy     B               1/1/99-12/31/99 - One Year            19.39%       24.41%         18.89%      23.91%
Aggressive Growth Strategy     B               1/2/98-12/31/99 - Since inception     10.82%       12.63%         10.14%      11.95%
Aggressive Growth Strategy     C               1/1/99-12/31/99 - One Year            23.35%       24.35%         22.85%      23.85%
Aggressive Growth Strategy     C               1/2/98-12/31/99 - Since inception     12.66%       12.66%         11.99%      11.99%
Aggressive Growth Strategy     Institutional   1/1/99-12/31/99 - One Year              N/A        25.74%           N/A       25.24%
Aggressive Growth Strategy     Institutional   1/2/98-12/31/99 - Since inception       N/A        13.71%           N/A       13.03%
Aggressive Growth Strategy     Service         1/1/99-12/31/99 - One Year              N/A        25.17%           N/A       24.67%
Aggressive Growth Strategy     Service         1/2/98-12/31/99 - Since inception       N/A        13.31%           N/A       12.63%

-----------------
All returns are average annual total returns except for the Conservative Strategy Portfolio which is an aggregate total return since the Portfolio has not completed a full 12 months of operations.

* Total return reflects a maximum initial sales charge of 5.5% for Class A Shares, the assumed deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase).

     From time to time, advertisements or information may include a discussion of certain attributes or benefits to be derived by an investment in a Portfolio. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail in the communication.


     The Trust may from time to time summarize the substance of discussions contained in shareholder reports in advertisements and publish the Investment Adviser's views as to markets, the rationale for a Portfolio's investments and discussions of a Portfolio's current asset allocation.

     In addition, from time to time, advertisements or information may include a discussion of asset allocation models developed by the Investment Adviser and/or its affiliates, certain attributes or benefits to be derived from asset allocation strategies and the Goldman Sachs mutual funds that may be offered as investment options for the strategic asset allocations. Such advertisements and information may also include the Investment Adviser's current economic outlook and domestic and international market views to suggest periodic tactical modifications to current asset allocation strategies. Such advertisements and information may include other materials which highlight or summarize the services provided in support of an asset allocation program.

     A Portfolio's performance data will be based on historical results and will not be intended to indicate future performance. A Portfolio's total return, yield and distribution rate will vary based on market conditions, portfolio expenses, portfolio investments and other factors. The value of a Portfolio's shares will fluctuate and an investor's shares may be worth more or less than their original cost upon redemption.

     The Trust may, at its discretion, from time to time make a list of a Portfolio's holdings available to investors upon request.


                              SHARES OF THE TRUST

     Each Portfolio is a series of Goldman Sachs Trust, which was formed under the laws of the state of Delaware on January 28, 1997. The Trustees have authority under the Trust's Declaration of Trust to create and classify shares of beneficial interest in separate series, without further action by shareholders. The Trustees also have authority to classify and reclassify the shares of the Portfolios into one or more classes of shares. As of the date of this Additional Statement, the Trustees have authorized the issuance of five classes of shares in each Portfolio: Institutional Shares, Service Shares, Class A Shares, Class B Shares and Class C Shares.

     Each Institutional Share, Service Share, Class A Share, Class B Share and Class C Share of a Portfolio represents a proportionate interest in the assets belonging to the applicable class of the Portfolio. All expenses of a Portfolio are borne at the same rate by each class of shares, except that fees under Service Plan are borne exclusively by Service Shares, fees under the Distribution and Service Plan are borne exclusively by Class A Shares, Class B Shares or Class C Shares, and transfer agency fees may be borne at different rates by different share classes. The Trustees may determine in the future that it is appropriate to allocate other expenses differently between classes of shares and may do so to the extent consistent with the rules of the SEC and positions of the Internal Revenue Service. Each class of shares may have different minimum investment requirements and be entitled to different shareholder services. With limited exceptions, shares of a class may only be exchanged for shares of the same or an equivalent class of another series. See "Shareholder Guide" in the Prospectus.

     Institutional Shares may be purchased at net asset value without a sales charge for accounts in the name of an investor or institution that is not compensated by a Portfolio under a Plan for services provided to the institution's customers.

     Service Shares may be purchased at net asset value without a sales charge for accounts held in the name of an institution that, directly or indirectly, provides certain account administration and shareholder liaison services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Service Shares. Service Shares bear the cost of account administration fees at the annual rate of up to 0.50% of the average daily net assets of the Portfolio attributable to Service Shares.

     Class A Shares are sold, with an initial sales charge, through brokers and dealers who are members of the National Association of Securities Dealers, Inc. and certain other financial service firms that have sales agreements with Goldman Sachs. Class A Shares of the Portfolios bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.25% of the average daily net assets of such Class A Shares. With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Services Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on "service fees" imposed by the NASD.

     Class B Shares and Class C Shares of the Portfolios are sold subject to a contingent deferred sales charge through brokers and dealers who are members of the National Association of Securities Dealers, Inc. and certain other financial services firms that have sales arrangements with Goldman Sachs. Class B Shares and Class C Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributed to Class B Shares and Class C Shares. Class B Shares and Class C Shares also bear the cost of a service fee at an annual rate of up to 0.25% of the average daily net assets attributed to Class B Shares and Class C Shares.

     It is possible that an institution or its affiliate may offer different classes of shares (i.e., Institutional, Service, Class A, Class B and Class C Shares) to its customers and thus receive different compensation with respect to different classes of shares of each Portfolio. Dividends paid by each Portfolio, if any, with respect to each class of shares will be calculated in the same manner, at the same time on the same day and will be in the same amount, except for differences caused by the differences in expenses discussed above. Similarly, the net asset value per share may differ depending upon the class of shares purchased.

     Certain aspects of the shares may be altered after advance notice to shareholders if it is deemed necessary in order to satisfy certain tax regulatory requirements.

     When issued, shares are fully paid and non-assessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable class of the relevant Portfolio available for distribution to such shareholders. All shares are freely transferable and have no preemptive, subscription or conversion rights.

     In the interest of economy and convenience, the Trust does not issue certificates representing the Portfolios' shares. Instead, the Transfer Agent maintains a record of each shareholder's ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Portfolio shares and any dividends and distributions paid by the Portfolios are reflected in account statements from the Transfer Agent.


     As of March 17, 2000, the following entity owned of record or beneficially more than 5% of the outstanding Class A shares of the Balanced Strategy
Portfolio: Edward Jones & Co., 201 Progress Pkwy., Maryland Hts.,
MO 63043 (13%).


     As of March 17, 2000, the following entity owned of record or beneficially more than 5% of the outstanding Class A shares of the Growth & Income Strategy
Portfolio: Edward Jones & Co., 201 Progress Pkwy., Maryland Hts., MO 63043
(15%).

     As of March 17, 2000, the following entity owned of record or beneficially more than 5% of the outstanding Class A shares of the Growth Strategy Portfolio:
Edward Jones & Co., 201 Progress Pkwy., Maryland Hts., MO 63043 (12%).

     As of March 17, 2000, the following entity owned of record or beneficially more than 5% of the outstanding Class A shares of the Aggressive Growth Strategy
Portfolio: Edward Jones & Co., 201 Progress Pkwy., Maryland Hts., MO 63043
(10%).

     As of March 17, 2000, the following entity owned of record or beneficially more than 5% of the outstanding Class B shares of the Conservative Strategy
Portfolio: Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of It's Customers, Attn: Service Team Sec#, Goldman Sachs Funds, 4800 Deer Lake Drive East, 3rd Fl., Jacksonville, FL 32246 (58%).

     The Act requires that where more than one class or series of shares exists, each class or series must be preferred over all other classes or series in respect to assets specifically allocated to such class or series. In addition, Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of trustees from the separate voting requirements of Rule 18f-2.

     The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders including the elections of Trustees (this method of voting being referred to as "dollar based voting"). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.

     The Declaration of Trust provides for indemnification of Trustees, officers, employees and agents of the Trust unless the recipient is adjudicated
(i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office or (ii) not to have acted in good faith in the reasonable belief that such person's actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason, the shareholder or former shareholder (or heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

     The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust, series or its respective shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any successor series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, series or class or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

     The Declaration of Trust authorizes the Trustees without shareholder approval to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company with substantially the same investment objective, restrictions and policies.

     The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders;
(iii) that would amend the provisions of the Declaration of Trust regarding amendments and supplements thereto; or (iv) that the Trustees determine to submit to shareholders.

     The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. The Series Trustees have, to the exclusion of any other Trustees of the Delaware Trust, all the powers and authorities of Trustees under the Trust Instrument with respect to any other series or class.

Shareholder and Trustee Liability

     Under Delaware law, the shareholders of the Portfolios are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a Portfolio. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a series or the Trustees. The Declaration of Trust provides for indemnification by the relevant Portfolio for all loss suffered by a shareholder as a result of an obligation of the series. The Declaration of Trust also provides that a series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders of a Delaware business trust is remote.


     In addition to the requirements under Delaware law, the Declaration of Trust provides that shareholders of a series may bring a derivative action on behalf of the series only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the series, or 10% of the outstanding shares of the class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Portfolio for the expense of any such advisers in the event that the Trustees determine not to bring such action.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                                   TAXATION

     The following is a summary of the principal U.S. federal income, and certain state and local, tax considerations regarding the purchase, ownership and disposition of shares in each Portfolio. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his or her own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in each Portfolio. The summary is based on the laws in effect on the date of this Additional Statement, which are subject to change.

General


     The following is only a summary of certain additional tax considerations generally affecting each Portfolio that are not described in the Prospectuses. The discussions below and in the Prospectuses are not intended as substitutes for careful tax planning.

     Each Portfolio and each Underlying Fund is a separate taxable entity. Each of the Portfolios and the Underlying Funds intends to qualify for each taxable year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended (the "Code").

     There are certain tax requirements that all Portfolios and Underlying Funds must follow in order to avoid federal taxation. In its efforts to adhere these requirements, the Funds may have to limit their investment activities in some types of instruments. Qualification as a regulated investment company under the Code requires, among other things, that (a) a Portfolio or Fund derive at least 90% of its gross income for its taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"); and (b) such Portfolio or Fund diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of such Portfolio's or Fund's total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of such Portfolio's or Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or two or more issuers controlled by the Portfolio or the Fund and engaged in the same, similar or related trades or businesses.

     If a Portfolio or Fund complies with such provisions, then in any taxable year in which such Portfolio or Fund distributes, in compliance with the Code's timing and other requirements, at least 90% of its "investment company taxable income" (which includes dividends, taxable interest, taxable accrued original issue discount and market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains and any other taxable income other than "net capital gain," as defined below, and is reduced by deductible expenses), and at least 90% of the excess of its gross tax-exempt interest income (if any) over certain disallowed deductions, such Portfolio or Fund (but not its shareholders) will be relieved of federal income tax on any income of the Portfolio or Fund, including long-term capital gains, distributed to shareholders. In this connection, dividends received by a Portfolio from an Underlying Fund, other than capital gain distributions, are treated as ordinary income to the Portfolio. Distributions from an Underlying Fund designated as capital gain distributions are treated as long-term capital gains. In addition, upon the sale or other disposition by a Portfolio of shares of an Underlying Fund or other investment, the Portfolio will generally realize a capital gain or loss which will be long-term or short-term, generally depending upon the Portfolio's holding period.

     If a Portfolio or Fund retains any investment company taxable income or "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), it will be subject to a tax at regular corporate rates on the amount retained. If a Portfolio or Fund retains any net capital gain, the Portfolio may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term rate capital gain, as the case may be, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Portfolio or Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Portfolio or Fund will be increased by an amount equal to a percentage of the amount of undistributed net capital gain included in the shareholder's gross income. Each Portfolio and each Underlying Fund intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income, net capital gain and any net tax-exempt interest. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors such as the CORE International Equity, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity, Asia Growth or Global Income Funds and may therefore make it more difficult for such a Fund to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. However, each Portfolio and each Underlying Fund generally expects to be able to obtain sufficient cash to satisfy such requirements from new investors, the sale of securities or other sources. If for any taxable year a Portfolio or Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates without any deduction for dividends paid, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

     As of December 31, 1999, the following Portfolios had approximately the following amounts of capital loss carryforwards for U.S. federal tax purposes.

                                                                    Amount                Year of Expiration
                                                                    ------                ------------------
Conservative Strategy Portfolio                                       --                          --
Balanced Strategy Portfolio                                           --                          --
Growth and Income Strategy Portfolio                              $5,807,000                   2000-2007
Growth Strategy Portfolio                                          9,066,000                   2000-2007
Aggressive Growth Strategy Portfolio                               4,741,000                   2000-2007


Note: For federal income tax purposes, each Portfolio or Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss.

     In order to avoid a 4% federal excise tax, each Portfolio and each Underlying Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for the previous year that were not distributed for such year and on which the Portfolio or Fund paid no federal income tax. For federal income tax purposes, dividends declared by a Portfolio or Fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following year are taxable to such shareholders as if received on December 31 of the year declared. The Portfolios and the Underlying Funds anticipate that they will generally make timely distributions of income and capital gains in compliance with these requirements so that they will generally not be required to pay the excise tax.

     Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Certain of the futures contracts, forward contracts and options held by an Underlying Fund will be required to be "marked-to-market" for federal income tax purposes, that is, treated as having been sold at their fair market value on the last day of the Fund's taxable year. These provisions may require an Underlying Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of these futures contracts, forward contracts, or options will (except for certain foreign currency options, forward contracts, and futures contracts) be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by an Underlying Fund, the Fund may be required to defer the recognition of losses on futures contracts, forward contracts, and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions held by such Underlying Fund and the characterization of gains or losses as long-term or short-term may be changed. The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing and character of an Underlying Fund's distributions to shareholders. Application of certain requirements for qualification as a regulated investment company and/or these tax rules to certain investment practices, such as dollar rolls, or certain derivatives such as interest rate swaps, floors, caps and collars and currency, mortgage or index swaps may be unclear in some respects, and an Underlying Fund may therefore be required to limit its participation in such transactions. Certain tax elections may be available to an Underlying Fund to mitigate some of the unfavorable consequences described in this paragraph.


     Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments that may affect the amount, timing and character of income, gain or loss recognized by an Underlying Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. If a net foreign exchange loss treated as ordinary loss under Section 988 of the Code were to exceed an Underlying Fund's investment company taxable income (computed without regard to such loss) for a taxable year, the resulting loss would not be deductible by the Fund or its shareholders in future years. Net loss, if any, from certain of the foregoing currency transactions or instruments could exceed net investment income otherwise calculated for accounting purposes with the result being either no dividends being paid or a portion of an Underlying Fund's dividends being treated as a return of capital for tax purposes, nontaxable to the extent of a shareholder's tax basis in his shares and, once such basis is exhausted, generally giving rise to capital gains.

     An Underlying Fund's investment in zero coupon securities, deferred interest securities, certain structured securities or other securities bearing original issue discount or, if an Underlying Fund elects to include market discount in income currently, market discount, as well as any "mark to market" gain from certain options, futures or forward contracts, as described above, will generally cause it to realize income or gain prior to the receipt of cash payments with respect to these securities or contracts. In order to obtain cash to enable it to distribute this income or gain, maintain its qualification as a regulated investment company and avoid federal income or excise taxes, the Underlying Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.



     If, as may occur for certain of the Underlying Funds, more than 50% of an Underlying Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Underlying Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Underlying Fund would be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Underlying Fund that are treated as income taxes under U.S. tax regulations (which excludes, for example, stamp taxes, securities transaction taxes, and similar taxes) even though not actually received by such shareholders, and (ii) treat such respective pro rata portions as foreign income taxes paid by them.

     If an Underlying Fund makes this election, its shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. federal income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign taxes paid by an Underlying Fund, although such shareholders will be required to include their shares of such taxes in gross income if the election is made.

     While a Portfolio will be able to deduct the foreign taxes that it will be treated as receiving from an Underlying Fund if the election is made, the Portfolio will not itself be able to elect to treat its foreign taxes as paid by its shareholders. Accordingly, the shareholders of the Portfolio will not have an option of claiming a foreign tax credit for foreign taxes paid by the Underlying Funds, while persons who invest directly in such Underlying Funds may have that option.

     If an Underlying Fund acquires stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Underlying Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Underlying Fund is timely distributed to its shareholders. The Underlying Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. In some cases, elections may be available that would ameliorate these adverse tax consequences, but such elections would require the Underlying Fund to include certain amounts as income or gain (subject to the distribution requirements described above) without a concurrent receipt of cash. Each Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

     Investments in lower-rated securities may present special tax issues for an Underlying Fund to the extent actual or anticipated defaults may be more likely with respect to such securities. Tax rules are not entirely clear about issues such as when an Underlying Fund may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by an Underlying Fund, in the event it invests in such securities, in order to seek to eliminate or minimize any adverse tax consequences.

Taxable U.S. Shareholders - Distributions

     For U.S. federal income tax purposes, distributions by a Portfolio generally will be taxable to shareholders who are subject to tax. Shareholders receiving a distribution in the form of newly issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash they would have received had they elected to receive cash and will have a cost basis in each share received equal to such amount divided by the number of shares received.


     Distributions from investment company taxable income for the year will be taxable as ordinary income. Distributions designated as derived from a Portfolio's dividend income, if any, that would be eligible for the dividends received deduction if such Portfolio were not a regulated investment company may be eligible for the dividends-received deduction for corporate shareholders. The dividends-received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. The entire dividend, including the deducted amount, is considered in determining the excess, if any, of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its liability for the federal alternative minimum tax, and the dividend may, if it is treated as an "extraordinary dividend" under the Code, reduce such shareholder's tax basis in its shares of a Portfolio. Capital gain dividends (i.e., dividends from net capital gain), if designated as such in a written notice to shareholders mailed not later than 60 days after a Portfolio's taxable year closes, will be taxed to shareholders as long-term capital gain regardless of how long shares have been held by shareholders, but are not eligible for the dividends-received deduction for corporations. Such long-term capital gain will generally be 20%-rate gain. Distributions, if any, that are in excess of a Portfolio's current and accumulated earnings and profits will first reduce a shareholder's tax basis in his shares and, after such basis is reduced to zero, will generally constitute capital gains to a shareholder who holds his shares as capital assets.

     Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Taxable U.S. Shareholders - Sale of Shares


     When a shareholder's shares are sold, redeemed or otherwise disposed of in a transaction that is treated as a sale for tax purposes, the shareholder will generally recognize gain or loss equal to the difference between the shareholder's adjusted tax basis in the shares and the cash, or fair market value of any property, received. (To aid in computing its tax basis, a shareholder should generally retain its account statements for the period that it held shares.) Assuming the shareholder holds the shares as a capital asset at the time of such sale, such gain or loss should be capital in character, and long-term if the shareholder has a tax holding period for the shares of more than one year, otherwise short-term. In general, the maximum long-term capital gain rate will be 20% for gains on assets held more than one year. Shareholders should consult their own tax advisers with reference to their particular circumstances to determine whether a redemption (including an exchange) or other disposition of Portfolio shares is properly treated as a sale for tax purposes, as is assumed in this discussion. If a shareholder receives a capital gain dividend with respect to shares and such shares have a tax holding period of six months or less at the time of a sale or redemption of such shares, then any loss the shareholder realizes on the sale or redemption will be treated as a long-term capital loss to the extent of such capital gain dividend. All or a portion of any sales load paid upon the purchase of shares of a Portfolio will not be taken into account in determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent the redemption proceeds are reinvested, or the exchange is effected, without payment of an additional sales load pursuant to the reinvestment or exchange privilege. The load not taken into account will be added to the tax basis of the newly acquired shares. Additionally, any loss realized on a sale or redemption of shares of a Portfolio may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Portfolio within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of such Portfolio. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

     Each Portfolio may be required to withhold, as "backup withholding," federal income tax at a rate of 31% from dividends (including capital gain dividends) and share redemption and exchange proceeds to individuals and other non-exempt shareholders who fail to furnish such Portfolio with a correct taxpayer identification number ("TIN") certified under penalties of perjury, or if the Internal Revenue Service or a broker notifies the Portfolio that the payee is subject to backup withholding as a result of failing to properly report interest or dividend income to the Internal Revenue Service or that the TIN furnished by the payee to the Portfolio is incorrect, or if (when required to do so) the payee fails to certify under penalties of perjury that it is not subject to backup withholding. A Portfolio may refuse to accept an application that does not contain any required TIN or certification that the TIN provided is correct. If the backup withholding provisions are applicable, any such dividends and proceeds, whether paid in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. If a shareholder does not have a TIN, it should apply for one immediately by contacting the local office of the Social Security Administration or the Internal Revenue Services. Backup withholding could apply to payments relating to a shareholder's account while it is waiting receipt of a TIN. Special rules apply for certain entities. For example, for an account established under a Uniform Gifts for Transfer to Minors Act, the TIN of the minor should be furnished.

Non-U.S. Shareholders

     The discussion above relates solely to U.S. federal income tax law as it applies to "U.S. persons" subject to tax under such law. Shareholders who, as to the United States, are not "U.S. persons" (i.e., are nonresident aliens, foreign corporations, fiduciaries of foreign trusts or estates, foreign partnerships or other non-U.S. investors) generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income unless the tax is reduced or eliminated pursuant to a tax treaty or the dividends are effectively connected with a U.S. trade or business of the shareholder. In the latter case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions of net capital gain, including amounts retained by a Portfolio which are designated as undistributed capital gains, to a non-U.S. shareholder will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met.

     Any capital gain realized by a non-U.S. shareholder upon a sale or redemption of shares of a Portfolio will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder's trade or business in the U.S., or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.

     Non-U.S. persons who fail to furnish a Portfolio with an IRS Form W-8 or an acceptable substitute may be subject to backup withholding at the rate of 31% on capital gain dividends and the proceeds of redemptions and exchanges. Each shareholder who is not a

U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of and receipt of distributions from the Portfolios.

State and Local


     Each Portfolio and each Underlying Fund may be subject to state or local taxes in jurisdictions in which such Portfolio or Underlying Fund, as the case may be, may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of such Portfolio and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in such Portfolio may have tax consequences for shareholders different from those of a direct investment in the securities held by the Portfolio or the Underlying Funds. Shareholders should consult their own tax advisers concerning these matters.

                             FINANCIAL STATEMENTS


     The audited financial statements and related reports of Arthur Andersen LLP, the former independent public accountants for each Portfolio, contained in each Portfolio's 1999 Annual Report are hereby incorporated by reference. Copies of the Annual Report may be obtained without charge by calling Goldman, Sachs & Co., toll free at 800-526-7384. No other portions of the Portfolios' Annual Report are incorporated hereby by reference. PricewaterhouseCoopers LLP have been selected as auditors of the Portfolios of the Trust for the fiscal year ending December 31, 2000.


                               OTHER INFORMATION


     Each Portfolio will normally redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Portfolio during any 90-day period for any one shareholder. Each Portfolio, however, reserves the right to pay redemptions exceeding $250,000 or 1% of the net asset value of the Portfolio at the time of redemption by a distribution in kind of securities (instead of cash) from such Portfolio. The securities distributed in kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Portfolio's net asset value per share. See "Net Asset Value." If a shareholder receives redemption proceeds in kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

     The right of a shareholder to redeem shares and the date of payment by each Portfolio may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for such Portfolio to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders of such Portfolio. (The Trust may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.)

     The Prospectus and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     Statements contained in the Prospectus or in this Additional Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Additional Statement form a part, each such statement being qualified in all respects by such reference.


     As stated in the Prospectuses, the Trust may authorize Service Organizations and other institutions that provide recordkeeping, reporting and processing services to their customers to accept on the Trust's behalf purchase, redemption and exchange orders placed by or on behalf of their customers and, if approved by the Trust, to designate other intermediaries to accept such orders. These institutions may receive payments from the Trust or Goldman Sachs for their services. In some, but not all, cases these payments will be pursuant to a Distribution and Service Plan or Service Plan described in the Prospectuses and the following sections. Certain Service Organizations or institutions may enter into sub-transfer agency agreements with the Trust or Goldman Sachs with respect to their services.


     The Investment Adviser, Distributor and/or their affiliates may pay, out of their own assets, compensation to Authorized Dealers, Service Organizations and other financial intermediaries ("Intermediaries") for the sale and distribution of shares of the Portfolios and/or for the servicing of those shares. These payments ("Additional Payments") would be in addition to the payments by the Portfolios described in the Portfolios' Prospectus and this Additional Statement for distribution and shareholder servicing and processing, and would also be in addition to the sales commissions payable to Intermediaries as set forth in the Prospectus. These Additional Payments may take the form of "due diligence" payments for an Intermediary's examination of the Portfolios and payments for providing extra employee training and information relating to the Portfolios; "listing" fees for the placement of the Portfolios on an Intermediary's list of mutual funds available for purchase by its customers; "finders" or "referral" fees for directing investors to the Portfolios; "marketing support" fees for providing assistance in promoting the sale of the Portfolios' shares; and payments for the sale of Shares and/or the maintenance of share balances. In addition, the Investment Adviser, Distributor and/or their affiliates may make Additional Payments for subaccounting, administrative and/or shareholder processing services that are in addition to the shareholder servicing and processing fees paid by the Portfolios. The Additional Payments made by the Investment Adviser, Distributor and their affiliates may be a fixed dollar amount, may be based on the number of customer accounts maintained by an Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved, and may be different for different Intermediaries. Furthermore, the Investment Adviser, Distributor and/or their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The Adviser, Distributor and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs subject to applicable NASD regulations. The Distributor currently expects that such additional bonuses or incentives will not exceed 0.50% of the amount of any sales.


                    OTHER INFORMATION REGARDING PURCHASES,

                   REDEMPTIONS, EXCHANGES AND DIVIDENDS
                  (Class A, Class B and Class C Shares Only)


     The following information supplements the information in the Prospectus under the captions "Shareholder Guide" and "Dividends." Please see the Prospectus for more complete information.


Maximum Sales Charges

     Class A Shares of each Portfolio are sold at a maximum sales charge of 5.5%. Using the offering price per share, as of December 31, 1999, the maximum offering price of each Portfolio's Class A shares would be as follows:

                                        Net Asset                 Maximum               Offering Price
                                          Value                 Sales Charge               to Public
                                          -----                 ------------            --------------
Conservative Strategy                     $10.17                    5.5%                   $10.76
Balanced Strategy                         $10.99                    5.5%                   $11.63
Growth and Income Strategy                $11.71                    5.5%                   $12.39
Growth Strategy                           $12.24                    5.5%                   $12.95
Aggressive Growth Strategy                $12.61                    5.5%                   $13.34



Other Purchase Information

     The sales load waivers on the Portfolios' shares are due to the nature of the investors involved and/or the reduced sales effort that is needed to obtain such investments.


     If shares of a Portfolio are held in a "street name" account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner's account will be performed by the Authorized Dealer, and not by a Portfolio and its Transfer Agent. Since the Portfolios will have no record of the beneficial owner's transactions, a beneficial owner should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account. The transfer of shares in a "street name" account to an account with another dealer or to an account directly with a Portfolio involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Dealer.

     Authorized Dealers and other financial intermediaries provide varying arrangements for their clients to purchase and redeem Portfolio shares. Some may establish higher minimum investment requirements and others may limit the availability of certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends. Firms may arrange with their clients for other investment or administrative services and may independently establish and charge additional amounts to their clients for such services, which charges would reduce a client's return.


Right of Accumulation - (Class A)

     A Class A shareholder qualifies for cumulative quantity discounts if the current purchase price of the new investment plus the shareholder's current holdings of existing Class A Shares (acquired by purchase or exchange) of the Portfolios and Class A Shares of any other Goldman Sachs Fund (as defined in the Prospectus) total the requisite amount for receiving a discount. For example, if a shareholder owns shares with a current market value of $65,000 and purchases additional Class A Shares of the Balanced Strategy Portfolio with a purchase price of $45,000, the sales charge for the $45,000 purchase would be 3.0% (the rate applicable to a single purchase of more than $100,000). Class A Shares purchased without the imposition of a sales charge and shares of another class of the Portfolios may not be aggregated with Class A Shares purchased subject to a sales charge. Class A Shares of the Portfolios and any other Goldman Sachs Fund purchased (i) by an individual, his spouse and his children, and (ii) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for such right of accumulation and, if qualifying, the applicable sales charge level. For purposes of applying the right of accumulation, shares of the Portfolios and any other Goldman Sachs Fund purchased by an existing client of the Private Client Services Division of Goldman Sachs will be combined with Class A Shares held by any other Private Client Services account. In addition, Class A Shares of the Portfolios and Class A Shares of any other Goldman Sachs Fund purchased by partners, directors, officers or employees of the same business organization or by groups of individuals represented by and investing on the recommendation of the same accounting firm, certain affinity groups or other similar organizations (collectively, "eligible persons") may be combined for the purpose of determining whether a purchase will qualify for the right of accumulation and, if qualifying, the applicable sales charge level. This right of accumulation is subject to the following conditions: (i) the business organization's, group's or firm's agreement to cooperate in the offering of the Portfolios' shares to eligible persons; and (ii) notification to the Portfolios at the time of purchase that the investor is eligible for this right of accumulation.

Statement of Intention - (Class A)

     If a shareholder anticipates purchasing at least $100,000 of Class A Shares of a Portfolio alone or in combination with Class A Shares of any other Goldman Sachs Fund within a 13-month period, the shareholder may purchase shares of the Portfolio at a reduced sales charge by submitting a Statement of Intention (the "Statement"). Shares purchased pursuant to a Statement will be eligible for the same sales charge discount that would have been available if all of the purchases had been made at the same time. The shareholder or his or her Authorized Dealer must inform Goldman Sachs that the Statement is in effect each time shares are purchased. There is no obligation to purchase the full amount of shares indicated in the Statement. A shareholder may include the value of all Class A Shares on which a sales charge has previously been paid as an "accumulation credit" toward the completion of the Statement, but a price readjustment will be made only on Class A Shares purchased within ninety (90) days before submitting the Statement. The Statement authorizes the Transfer Agent to hold in escrow a sufficient number of shares which can be redeemed to make up any difference in the sales charge on the amount actually invested. For purposes of satisfying the amount specified on the Statement, the gross amount of each investment, exclusive of any appreciation on shares previously purchased, will be taken into account.

     The provisions applicable to the Statement, and the terms of the related escrow agreement, are set forth in Appendix C to this Additional Statement.


Cross-Reinvestment of Dividends and Distributions

     You may receive dividends and distributions in additional shares of the same class of the Portfolio in which you have invested or you may elect to receive them in cash or shares of the same class of other mutual funds sponsored by Goldman Sachs (the "Goldman Sachs Funds") or ILA Service Units of the Prime Obligations Portfolio or the Tax-Exempt Diversified Portfolio, if you hold Class A Shares of a Portfolio, or ILA Class B or Class C Units of the Prime Obligations Portfolio, if you hold Class B or Class C Shares of a Portfolio (the "ILA Portfolios").

     A Portfolio shareholder should obtain and read the prospectus relating to any other Goldman Sachs Fund or ILA Portfolio (as defined in the Prospectus) and its shares or units and consider its investment objective, policies and applicable fees before electing cross-reinvestment into that Fund or Portfolio. The election to cross-reinvest dividends and capital gain distributions will not affect the tax treatment of such dividends and distributions, which will be treated as received by the shareholder and then used to purchase shares of the acquired fund. Such reinvestment of dividends and distributions in shares of other Goldman Sachs Funds or in units of ILA Portfolios is available only in states where such reinvestment may legally be made.

Automatic Exchange Program

     A Portfolio shareholder may elect to exchange automatically a specified dollar amount of shares of a Portfolio into an identical account or an account registered in a different name or with a different address, social security or other taxpayer identification number, provided that the account in the acquired fund has been established, appropriate signatures have been obtained and the minimum initial investment requirement has been satisfied. A Portfolio shareholder should obtain and read the prospectus relating to any other Goldman Sachs Fund and its shares and consider its investment objective, policies and applicable fees and expenses before electing an automatic exchange into that Goldman Sachs Fund.


Systematic Withdrawal Plan

     A systematic withdrawal plan (the "Systematic Withdrawal Plan") is available to shareholders of a Portfolio whose shares are worth at least $5,000. The Systematic Withdrawal Plan provides for monthly payments to the participating shareholder of any amount not less than $50.

     Dividends and capital gain distributions on shares held under the Systematic Withdrawal Plan are reinvested in additional full and fractional shares of the applicable Portfolio at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time. Goldman Sachs reserves the right to initiate a fee of up to $5 per withdrawal, upon thirty (30) days written notice to the shareholder. Withdrawal payments should not be considered to be dividends, yield or income. If periodic withdrawals continuously exceed new purchases and reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. The maintenance of a withdrawal plan concurrently with purchases of additional Class A, Class B or Class C Shares would be disadvantageous because of the sales charge imposed on purchases of Class A Shares or the imposition of a CDSC on redemptions of Class A, Class B and Class C Shares. The CDSC applicable to Class B and Class C Shares redeemed under a systematic withdrawal plan may be waived. See "Shareholder Guide" in the Prospectus. In addition, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be reported for federal and state income tax purposes. A shareholder should consult his or her own tax adviser with regard to the tax consequences of participating in the Systematic Withdrawal Plan. For further information or to request a Systematic Withdrawal Plan, please write or call the Transfer
Agent.


                        DISTRIBUTION AND SERVICE PLANS
                  (Class A, Class B and Class C Shares Only)

     As described in the Prospectus, the Trust has adopted, on behalf of Class A, Class B and Class C Shares of each Portfolio, distribution and service plans (each a "Plan") pursuant to Rule 12b-1 under the Act.

     The Plans for each Portfolio were most recently approved on April 25, 2000 by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plans, cast in person at a meeting called for the purpose of approving the Plans.

     The compensation for distribution services payable under a Plan may not exceed 0.25%, 0.75% and 0.75% per annum of a Portfolio's average daily net assets attributable to Class A, Class B and Class C Shares, respectively, of such Portfolio. Under the Plans for Class B and Class C Shares, Goldman Sachs is also entitled to receive a separate fee for personal and account maintenance services equal to an annual basis of 0.25% of each Portfolio's average daily net assets attributable to Class B or Class C Shares. With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on "service fees" imposed by the NASD.

     Each Plan is a compensation plan which provides for the payment of a specified fee without regard to the expenses actually incurred by Goldman Sachs. If such fee exceeds Goldman Sachs' expenses, Goldman Sachs may realize a profit from these arrangements. The distribution fees received by Goldman Sachs under the Plans and contingent deferred sales charge on Class A, Class B and Class C Shares may be sold by Goldman Sachs as distributor to entities which provide financing for payments to Authorized Dealers in respect of sales of Class A, Class B and Class C Shares. To the extent such fees are not paid to such dealers, Goldman Sachs may retain such fee as compensation for its services and expenses of distributing the Portfolios' Class A, Class B and Class C Shares.

     Under each Plan, Goldman Sachs, as distributor of each Portfolio's Class A, Class B and Class C Shares, will provide to the Trustees of the Trust for their review, and the Trustees of the Trust will review at least quarterly a written report of the services provided and amounts expended by Goldman Sachs under the Plans and the purposes for which such services were performed and expenditures were made.

     The Plans will remain in effect until May 1, 2001 and from year to year thereafter, provided that such continuance is approved annually by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plans. The Plans may not be amended to increase materially the amount of distribution compensation described therein without approval of a majority of the outstanding Class A, Class B or Class C Shares of the affected Portfolio and share class. All material amendments of a Plan must also be approved by the Trustees of the Trust in the manner described above. A Plan may be terminated at any time as to any Portfolio without payment of any penalty by a vote of a majority of the non-interested Trustees of the Trust or by vote of a majority of the outstanding Class A, Class B or Class C Shares, respectively, of the applicable Portfolio and share class. If a Plan was terminated by the Trustees of the Trust and no successor plan was adopted, the Portfolio would cease to make payments to Goldman Sachs under the Plan and Goldman Sachs would be unable to recover the amount of any of its unreimbursed expenditures. So long as a Plan is in effect, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of the non-interested Trustees of the Trust. The Trustees of the Trust have determined that in their judgment there is a reasonable likelihood that the Plans will benefit the Portfolios and their Class A, Class B and Class C Shareholders.


     For the period ended December 31, 1998 and 1999, the distribution and service fees paid to Goldman Sachs by each Portfolio then in existence pursuant to the Class A, Class B and Class C Plans were as follows:


                                                             Period Ended December 31, 1999
                                     ---------------------------------------------------------------------------------
                                                 Class A Plan              Class B Plan              Class C Plan
Conservative Strategy/1/                           $  2,748                 $   60,259                 $ 26,721
Balanced Strategy                                   101,716                    336,432                  251,595
Growth and Income Strategy                          462,094                  1,381,257                  949,729
Growth Strategy                                     313,869                  1,120,232                  648,606
Aggressive Growth Strategy                          127,296                    414,513                  233,626


                                                             Period Ended December 31, 1999
                                     --------------------------------------------------------------------------------
                                                 Class A Plan              Class B Plan              Class C Plan
Conservative Strategy/1/                              N/A                       N/A                      N/A
Balanced Strategy/2/                               $ 86,263                   $156,644                 $130,311
Growth and Income Strategy/2/                       381,299                    737,771                  564,141
Growth Strategy/2/                                  267,938                    587,857                  366,555
Aggressive Growth Strategy2/                         94,953                    240,609                  125,878

---------------------
1    The Conservative Strategy Portfolio commenced operations on February 8,
     1999.

2 The Balanced Strategy, Growth and Income Strategy, Growth Strategy and Aggressive Growth Strategy Portfolios commenced operations on January 2, 1998.

     During the period ended December 31, 1999, Goldman Sachs incurred the following expenses in connection with distribution under the Class A Plan of each applicable Portfolio with Class A Shares then in existence:

                                                             Compensation                    Printing and      Preparation
                                                             and Expenses     Allocable      Mailing of        and
                                                             of the           Overhead,      Prospectuses      Distribution
                                                             Distributor      Telephone      to Other          of Sales
                                            Compensation     & its Sales      and Travel     than Current      Literature and
                                            to Dealers/1/    Personnel        Expenses       Shareholders      Advertising
                                            -------------    ------------     ----------     ------------      --------------
Period Ended December 31, 1999:

Conservative Strategy                           $  2,482        $ 10,392       $ 13,466          $   913             $ 4,050
Balanced Strategy                                191,956          69,690         90,271            5,951              26,962
Growth and Income Strategy                       727,354         149,657        194,682           12,593              57,772
Growth Strategy                                  435,032         120,645        159,253           10,410              47,384
Aggressive Growth Strategy                       215,449          97,763        126,316            8,365              37,746

_____________________

1 Advance commissions paid to dealers of 1% on Class A shares are considered deferred assets which are amortized over a period of one year; amounts presented above reflect amortization expense recorded during the period presented.

     During the period ended December 31, 1999, Goldman Sachs incurred the following expenses in connection with distribution under the Class B Plan of each applicable Portfolio with Class B Shares then in existence:

                                                             Compensation                    Printing and      Preparation
                                                             and Expenses     Allocable      Mailing of        and
                                                             of the           Overhead,      Prospectuses      Distribution
                                                             Distributor      Telephone      to Other          of Sales
                                            Compensation     & its Sales      and Travel     than Current      Literature and
                                            To Dealers/1/    Personnel        Expenses       Shareholders      Advertising
                                            -------------    ------------     ----------     ------------     --------------
Period Ended December 31, 1999:

Conservative Strategy                         $   55,924        $ 49,441       $ 61,967           $4,321            $18,802
Balanced Strategy                                521,071          55,889         74,653            4,919             22,282
Growth and Income Strategy                     2,090,816         105,484        144,761            9,356             42,921
Growth Strategy                                2,118,427         103,561        139,425            9,145             41,524
Aggressive Growth Strategy                       463,071          76,908        102,506            6,788             30,615

____________________

1 Advance commissions paid to dealers of 4% on Class B shares are considered deferred assets which are amortized over a period of six years; amounts presented above reflect amortization expense recorded during the period presented.

     During the period ended December 31, 1999, Goldman Sachs incurred the following expenses in connection with distribution under the Class C Plan of each applicable Portfolio with Class C Shares then in existence:

                                                     Compensation                    Printing and     Preparation
                                                     and Expenses     Allocable      Mailing of       and
                                                     of the           Overhead,      Prospectuses     Distribution
                                                     Distributor      Telephone      to Other         of Sales
                                   Compensation      & its Sales      and Travel     than Current     Literature and
                                   to Dealers/1/     Personnel        Expenses       Shareholders     Advertising
                                   -------------     ------------     ----------     ------------     --------------
Period Ended December 31, 1999:

Conservative Strategy                $   15,314          $26,156       $ 34,222           $2,290            $10,268
Balanced Strategy                       274,732           41,882         56,102            3,685             16,733
Growth and Income Strategy            1,075,731           73,116        100,310            6,474             29,734
Growth Strategy                         731,373           60,211         81,310            5,326             24,204
Aggressive Growth Strategy              258,537           43,151         57,235            3,807             17,115

______________________

1 Advance commissions paid to dealers of 1% on Class C Shares are considered deferred assets which are amortized over a period of one year; amounts presented above reflect amortization expense recorded during the period presented.

                                 SERVICE PLAN
                             (Service Shares Only)

     The foregoing tables reflect amount expended by Goldman Sachs, which amounts are in excess of the compensation received by Goldman Sachs under the Plants. The payments under the Plans were used by Goldman Sachs to compensate it for the expenses shown above on a pro-rate basis.


     Each Portfolio has adopted a service plan (the "Plan") with respect to its Service Shares which authorizes it to compensate Service Organizations for providing certain administration services and personal and account maintenance services to their customers who are or may become beneficial owners of such Shares. Pursuant to the Plan, a Portfolio will enter into agreements with Service Organizations which purchase Service Shares of the Portfolio on behalf of their customers ("Service Agreements"). Under such Service Agreements the Service Organizations may perform some or all of the following services: (a) act, directly or through an agent, as the sole shareholder of record and nominee for all customers, (b) maintain account records for each customer who beneficially owns Service Shares of a Portfolio, (c) answer questions and handle correspondence from customers regarding their accounts, (d) process customer orders to purchase, redeem and exchange Service Shares of a Portfolio, and handle the transmission of funds representing the customers' purchase price or redemption proceeds, (e) issue confirmations for transactions in shares by customers, (f) provide facilities to answer questions from prospective and existing investors about Service Shares of a Portfolio, (g) receive and answer investor correspondence, including requests for prospectuses and statements of additional information, (h) display and make prospectuses available on the Service Organization's premises, (i) assist customers in completing application forms, selecting dividend and other account options and opening custody accounts with the Service Organization and (j) act as liaison between customers and a Portfolio, including obtaining information from a Portfolio, working with a Portfolio to correct errors and resolve problems and providing statistical and other information to a Portfolio. As compensation for such services, a Portfolio will pay each Service Organization a service fee in an amount up to 0.50% (on an annualized basis) of the average daily net assets of the Service Shares of such Portfolio attributable to or held in the name of such Service Organization; provided, however, that the fee paid for personal and account maintenance services shall not exceed 0.25% such average daily net assets.

     The amount of the service fees paid by each Portfolio then in existence to Service Organizations was as follows for the period ended December 31:

                                       1999                     1998
Conservative Strategy/1/              $  104                     N/A
Balanced Strategy/2/                   2,295                   $1,358
Growth and Income Strategy/2/          8,917                    3,734
Growth Strategy/2/                     3,115                      820
Aggressive Growth Strategy/2/            639                      306

___________________

1    Commenced operations on February 8, 1999.
2 The Balanced Strategy, Growth and Income Strategy, Growth Strategy and Aggressive Growth Strategy Portfolios commenced operations on January 2, 1998.

     Each Portfolio has adopted its Plan pursuant to Rule 12b-1 under the 1940 Act in order to avoid any possibility that payments to the Service Organizations pursuant to the Service Agreements might violate the 1940 Act. Rule 12b-1, which was adopted by the SEC under the Act, regulates the circumstances under which an investment company or series thereof may bear expenses associated with the distribution of its shares. In particular, such an investment company or series thereof cannot engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by the company unless it has adopted a plan pursuant to, and complies with the other requirements of, such Rule. The Trust believes that fees paid for the services provided in the Plan and described above are not expenses incurred primarily for effecting the distribution of Service Shares. However, should such payments be deemed by a court or the SEC to be distribution expenses, such payments would be duly authorized by the Plan.




     Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a Service Organization's receipt of compensation paid by a Portfolio in connection with the investment of fiduciary assets in Service Shares of such Portfolio. Service Organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities regulators, are urged to consult their legal advisers before investing fiduciary assets in Service Shares of the Portfolios. In addition, under some state securities laws, banks and other financial institutions purchasing Service Shares on behalf of their customers may be required to register as dealers.

     The Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or the related Service Agreements, most recently voted to approve each Portfolio's Plan and related Service Agreements at a meeting called for the purpose of voting on such Plan and Service Agreements on April 25, 2000. The Plan and Service Agreements will remain in effect until May 1, 2001 and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Board of Trustees in the manner described above. The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the Service Shareholders of the affected Portfolio, and all material amendments of the Plan must also be approved by the Board of Trustees in the manner described above. The Plan may be terminated at any time by a majority of the Board of Trustees as described above or by vote of a majority of the outstanding Service Shares of the affected Portfolio. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Trustees as described above or by a vote of a majority of the outstanding Service Shares of the affected Portfolio on not more than sixty (60) days' written notice to any other party to the Service Agreements. The Service Agreements will terminate automatically if assigned. So long as the Plan is in effect, the selection and nomination of those Trustees who are not interested persons will be committed to the discretion of the Trust's Nominating Committee, which consists of all of the non-interested members of the Board of Trustees. The Board of Trustees has determined that, in its judgment, there is a reasonable likelihood that a Portfolio's Plan will benefit such Portfolio and its holders of Service Shares.

                                  APPENDIX A

Commercial Paper Ratings
------------------------


           A Standard & Poor's ("S&P") commercial paper rating is a current opinion of the credit worthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

           "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

           "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

           "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

           "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

           "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

           "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


Local Currency and Foreign Currency Risks

           Country risk considerations are a standard part of S&P's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

                                      1-A

           Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

           "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

           "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

           "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

           "Not Prime" - Issuers do not fall within any of the Prime rating categories.


           The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

           "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

           "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

           "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

           "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

           "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                                      2-A

           "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

           "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.

           Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:


           "F1" - Securities possess the highest credit quality. This designation indicates the best capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

           "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

           "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.


           "B" - Securities possess speculative credit quality. This designation indicates uncertain capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

           "C" - Securities possess high default risk. This designation indicates a capacity for meeting financial commitments which is highly uncertain and solely reliant upon a sustained, favorable business and economic environment.

           "D" - Securities are in actual or imminent payment default.


           Thomson Financial BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson Financial BankWatch:

           "TBW-1" - This designation represents Thomson Financial BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

           "TBW-2" - This designation represents Thomson Financial BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

           "TBW-3" - This designation represents Thomson Financial BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

           "TBW-4" - This designation represents Thomson Financial BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.

                                      3-A

Corporate and Municipal Long-Term Debt Ratings
----------------------------------------------

           The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

           "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

           "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

           "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

           "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

           Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

           "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

           "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

           "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

           "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

           "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

           "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating

                                      4-A
also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

           PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


           "c" - The `c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

           p - The letter `p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

           * - Continuance of the ratings is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

           "r" - The `r' highlights derivative, hybrid and certain other obligations that S&P believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities or currencies; currency swaps and options; and interest-only and principal-only mortgage securities. The absence of an `r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

           N.R. Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

           The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

           "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

           "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

           "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered

                                      5-A
adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

           "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

           "Ba," "B," "Caa," "Ca" and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

           Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

           Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

           The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

           "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

           "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

           "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable in periods of greater economic stress.


           "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles. This is the lowest investment grade category.

           "BB," "B," "CCC," "DD" and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

                                      6-A

           To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

           The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

           "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

           "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

           "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.


           "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

           "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

           "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

           "CCC," "CC," "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.


           "DDD," "DD" and "D" - Bonds are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines: "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

           Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or

                                      7-A
without a formal reorganization process. Entities rated "DD" or "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

           To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to denote relative standing within these major rating categories.

           `NR' indicates that Fitch IBCA does not rate the issuer or issue in question.

           `Withdrawn': A rating is withdrawn when Fitch IBCA deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

           RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

           Thomson Financial BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson Financial BankWatch for long-term debt ratings:

           "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

           "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

           "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

           "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.


           "BB," - A rating of BB suggests that the likelihood of default is considerably less than for lower-rated issues, although there are significant uncertainties that could affect the ability to adequately service debt obligations.

           "B" - Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

           "CCC" - Issues rated CCC clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

                                      8-A

           "CC" - This rating is applied to issues that are subordinate to other obligations rated CCC and are afforded less protection in the event of bankruptcy or reorganization.

           "D" - This designation indicates that the long-term debt is in default.

           PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


Municipal Note Ratings
----------------------

           A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:


           "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

           "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

           "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


           Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

           "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.


           "MIG-2"/"VMIG-2" - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

           "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

           "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

           "SG" - This designation denotes speculative quality. Debt instruments in this category lack of margins of protection.

                                      9-A

           Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                      10-A

                                  APPENDIX B

                  BUSINESS PRINCIPLES OF GOLDMAN, SACHS & CO.


     Goldman Sachs is noted for its Business Principles, which guide all of the firm's activities and serve as the basis for its distinguished reputation among investors worldwide.

     Our client's interests always come first. Our experience shows that if we serve our clients well, our own success will follow.

     Our assets are our people, capital and reputation. If any of these is ever diminished, the last is the most difficult to restore. We are dedicated to complying fully with the letter and spirit of the laws, rules and ethical principles that govern us. Our continued success depends upon unswerving adherence to this standard.

     We take great pride in the professional quality of our work. We have an uncompromising determination to achieve excellence in everything we undertake. Though we may be involved in a wide variety and heavy volume of activity, we would, if it came to a choice, rather be best than biggest.


     We stress creativity and imagination in everything we do. While recognizing that the old way may still be the best way, we constantly strive to find a better solution to a client's problems. We pride ourselves on having pioneered many of the practices and techniques that have become standard in the industry.

     We make an unusual effort to identify and recruit the very best person for every job. Although our activities are measured in billions of dollars, we select our people one by one. In a service business, we know that without the best people, we cannot be the best firm.


     We offer our people the opportunity to move ahead more rapidly than is possible at most other places. We have yet to find limits to the responsibility that our best people are able to assume. Advancement depends solely on ability, performance and contribution to the Firm's success, without regard to race, color, religion, sex, age, national origin, disability, sexual orientation, or any other impermissible criterion or circumstance.

     We stress teamwork in everything we do. While individual creativity is always encouraged, we have found that team effort often produces the best results. We have no room for those who put their personal interests ahead of the interests of the Firm and its clients.

     The dedication of our people to the Firm and the intense effort they give their jobs are greater than one finds in most other organizations. We think that this is an important part of our success.

     Our profits are a key to our success. They replenish our capital and attract and keep our best people. It is our practice to share our profits generously with all who help create them. Profitability is crucial to our future.

                                      1-B

     We consider our size an asset that we try hard to preserve. We want to be big enough to undertake the largest project that any of our clients could contemplate, yet small enough to maintain the loyalty, the intimacy and the esprit de corps that we all treasure and that contribute greatly to our success.

     We constantly strive to anticipate the rapidly changing needs of our clients and to develop new services to meet those needs. We know that the world of finance will not stand still and that complacency can lead to extinction.

     We regularly receive confidential information as part of our normal client relationships. To breach a confidence or to use confidential information improperly or carelessly would be unthinkable.

     Our business is highly competitive, and we aggressively seek to expand our client relationships. However, we must always be fair competitors and must never denigrate other firms.

     Integrity and honesty are the heart of our business. We expect our people to maintain high ethical standards in everything they do, both in their work for the firm and in their personal lives.

                                      2-B

     GOLDMAN, SACHS & CO.'S INVESTMENT BANKING AND
SECURITIES ACTIVITIES

     Goldman Sachs is a leading financial services firm traditionally known on Wall Street and around the world for its institutional and private client service.


     With thirty-seven offices world wide Goldman Sachs employs over 11,000 professionals focused on opportunities in major markets.

     The number one underwriter of all international equity issues from 1989-
1997.

     The number one lead manager of U.S. common stock offerings for the past nine years (1989-1997).*

     The number one lead manager for initial public offerings (IPOs) worldwide (1989-1997).








---------------------------

* Source: Securities Data Corporation. Common stock ranking excludes Reits, Investment Trusts and Rights.

                                      3-B

                 GOLDMAN, SACHS & CO.'S HISTORY OF EXCELLENCE

1869   Marcus Goldman opens Goldman Sachs for business

1890   Dow Jones Industrial Average first published

1896   Goldman, Sachs & Co. joins New York Stock Exchange

1906 Goldman, Sachs & Co. takes Sears Roebuck & Co. public (at 93 years, the firm's longest-standing client relationship)

       Dow Jones Industrial Average tops 100

1925 Goldman, Sachs & Co. finances Warner Brothers, producer of the first talking film


1956 Goldman, Sachs & Co. co-manages Ford's public offering, the largest to date

1970   Goldman, Sachs & Co. opens London office

1972   Dow Jones Industrial Average breaks 1000

1986   Goldman, Sachs & Co. takes Microsoft public

1988   Goldman Sachs Asset Management is formally established

1991 Goldman, Sachs & Co. provides advisory services for the largest privatization in the region of the sale of Telefonos de Mexico

1995 Goldman Sachs Asset Management introduces Global Tactical Asset Allocation Program

       Dow Jones Industrial Average breaks 5000

1996   Goldman, Sachs & Co. takes Deutsche Telekom public

       Dow Jones Industrial Average breaks 6000

1997   Dow Jones Industrial Average breaks 7000

       Goldman Sachs Asset Management increases assets under management by 100% over 1996

1998 Goldman Sachs Asset Management reaches $195.5 billion in assets under management

       Dow Jones Industrial Average breaks 9000

                                      4-B

1999   Goldman Sachs becomes a public company

                                      5-B

                                  APPENDIX C

                            Statement of Intention
                      (applicable only to Class A shares)


     If a shareholder anticipates purchasing $50,000 or more of Class A Shares of a Fund alone or in combination with Class A Shares of another Goldman Sachs Fund within a 13-month period, the shareholder may obtain shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by checking and filing the Statement of Intention in the Account Application. Income dividends and capital gain distributions taken in additional shares will not apply toward the completion of the Statement of Intention.

     To ensure that the reduced price will be received on future purchases, the investor must inform Goldman Sachs that the Statement of Intention is in effect each time shares are purchased. Subject to the conditions mentioned below, each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the Account Application. The investor makes no commitment to purchase additional shares, but if the investor's purchases within 13 months plus the value of shares credited toward completion do not total the sum specified, the investor will pay the increased amount of the sales charge prescribed in the Escrow Agreement.


                                Escrow Agreement


     Out of the initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified on the Account Application will be held in escrow by the Transfer Agent in the form of shares registered in the investor's name. All income dividends and capital gains distributions on escrowed shares will be paid to the investor or to his or her order. When the minimum investment so specified is completed (either prior to or by the end of the 13th month), the investor will be notified and the escrowed shares will be released.

     If the intended investment is not completed, the investor will be asked to remit to Goldman Sachs any difference between the sales charge on the amount specified and on the amount actually attained. If the investor does not within 20 days after written request by Goldman Sachs pay such difference in the sales charge, the Transfer Agent will redeem, pursuant to the authority given by the investor in the Account Application, an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Transfer Agent.

                                      1-C

                                       GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS
Statements of Investments

December 31, 1999

 GOLDMAN SACHS
 CONSERVATIVE STRATEGY PORTFOLIO


  Shares  Description                                                 Value

 Mutual Funds (Institutional Shares) - 98.4%
  Equity - 22.3%
  149,288 Goldman Sachs CORE Large Cap Value Fund - 10.9%        $ 1,594,391
   61,346 Goldman Sachs CORE Large Cap Growth Fund - 8.8%          1,283,353
   43,251 Goldman Sachs Real Estate Securities
          Fund - 2.6%                                                375,850
                                                                 -----------
                                                                 $ 3,253,594
 ---------------------------------------------------------------------------
  Fixed Income - 76.1%
  894,753 Goldman Sachs Short Duration Government Fund - 58.2%   $ 8,482,256
  180,889 Goldman Sachs Global Income
          Fund - 17.9%                                             2,612,031
                                                                 -----------
                                                                 $11,094,287
 ---------------------------------------------------------------------------
  TOTAL MUTUAL FUNDS
  (Cost $14,299,992)                                             $14,347,881
 ---------------------------------------------------------------------------

  Principal Amount        Interest Rate           Maturity Date                  Value

 Repurchase Agreement - 0.7%
  Joint Repurchase Agreement Account
      $100,000                3.16%               1/3/2000                $    100,000
 -------------------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (Cost $100,000)                                                         $    100,000
 -------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $14,399,992)                                                      $ 14,447,881
 -------------------------------------------------------------------------------------

 GOLDMAN SACHS
 BALANCED STRATEGY PORTFOLIO


  Shares    Description                                                 Value

 Mutual Funds (Institutional Shares) - 99.5%
  Equity - 44.3%
  1,786,510 Goldman Sachs CORE International Equity Fund - 22.8%   $22,420,703
    764,477 Goldman Sachs CORE Large Cap Value Fund - 8.3%           8,164,618
    456,171 Goldman Sachs CORE Large Cap Growth Fund - 9.7%          9,543,099
    187,243 Goldman Sachs Real Estate Securities Fund - 1.7%         1,627,139
    148,937 Goldman Sachs CORE Small Cap Equity Fund - 1.8%          1,767,886
                                                                   -----------
                                                                   $43,523,445
 -----------------------------------------------------------------------------
  Fixed Income - 55.2%
  3,422,202 Goldman Sachs Short Duration Government Fund - 33.0%   $32,442,476
  1,257,391 Goldman Sachs Global Income Fund - 18.5%                18,156,732
    402,812 Goldman Sachs High Yield Fund - 3.7%                     3,665,593
                                                                   -----------
                                                                   $54,264,801
 -----------------------------------------------------------------------------
  TOTAL MUTUAL FUNDS
  (Cost $90,619,393)                                               $97,788,246
 -----------------------------------------------------------------------------

  Principal Amount        Interest Rate           Maturity Date                  Value

 Repurchase Agreement - 0.2%
  Joint Repurchase Agreement Account
      $200,000                3.16%               1/3/2000                $    200,000
 -------------------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (Cost $200,000)                                                         $    200,000
 -------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $90,819,393)                                                      $ 97,988,246
 -------------------------------------------------------------------------------------

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

 For information on the underlying mutual funds, please call our toll free Shareholder Services Line at
 1-800-526-7384 or visit us on the web at www.gs.com/funds.

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS
Statements of Investments

December 31, 1999

 GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO


  Shares    Description                                                  Value
 Mutual Funds (Institutional Shares) - 99.7%
  Equity - 64.6%
  8,524,724 Goldman Sachs CORE International Equity Fund - 23.0%   $106,985,292
  5,757,888 Goldman Sachs CORE Large Cap Value Fund - 13.2%          61,494,246
  3,542,964 Goldman Sachs CORE Large Cap Growth Fund - 15.9%         74,118,801
  1,949,623 Goldman Sachs Emerging Markets Equity Fund - 5.0%        23,044,540
  1,469,387 Goldman Sachs CORE Small Cap Equity Fund - 3.7%          17,441,625
    873,503 Goldman Sachs Real Estate Securities Fund - 1.6%          7,590,742
    670,229 Goldman Sachs International Small Cap Equity Fund -
             2.2%                                                    10,026,630
                                                                   ------------
                                                                   $300,701,876
 ------------------------------------------------------------------------------
  Fixed Income - 35.1%
  6,439,894 Goldman Sachs Global Income
            Fund - 20.0%                                           $ 92,992,063
  5,235,850 Goldman Sachs Core Fixed Income Fund - 10.5%             49,059,916
  2,364,157 Goldman Sachs High Yield
            Fund - 4.6%                                              21,513,830
                                                                   ------------
                                                                   $163,565,809
 ------------------------------------------------------------------------------
  TOTAL MUTUAL FUNDS
  (Cost $409,334,870)                                              $464,267,685
 ------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $409,334,870)                                              $464,267,685
 ------------------------------------------------------------------------------

 GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO


  Shares    Description                                                  Value
 Mutual Funds (Institutional Shares) - 100.0%
  Equity - 83.7%
  7,785,164 Goldman Sachs CORE International Equity Fund - 29.7%   $ 97,703,812
  5,857,479 Goldman Sachs CORE Large Cap Value Fund - 19.0%          62,557,878
  3,087,746 Goldman Sachs CORE Large Cap Growth Fund - 19.6%         64,595,650
  1,671,791 Goldman Sachs Emerging Markets Equity Fund - 6.0%        19,760,570
  1,298,700 Goldman Sachs CORE Small Cap Equity Fund - 4.7%          15,415,565
    760,982 Goldman Sachs Real Estate
            Securities Fund - 2.0%                                    6,612,930
    582,320 Goldman Sachs International Small Cap Equity Fund -
             2.7%                                                     8,711,509
                                                                   ------------
                                                                   $275,357,914
 ------------------------------------------------------------------------------
  Fixed Income - 16.3%
  2,554,117 Goldman Sachs Global Income Fund - 11.2%               $ 36,881,444
  1,202,688 Goldman Sachs Core Fixed Income Fund - 3.4%              11,269,187
    611,360 Goldman Sachs High Yield
            Fund - 1.7%                                               5,563,377
                                                                   ------------
                                                                   $ 53,714,008
 ------------------------------------------------------------------------------
  TOTAL MUTUAL FUNDS
  (Cost $273,903,169)                                              $329,071,922
 ------------------------------------------------------------------------------

  Principal Amount        Interest Rate           Maturity Date                  Value

 Repurchase Agreement - 0.2%
  Joint Repurchase Agreement Account
      $600,000                3.16%               1/3/2000                $    600,000
 -------------------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (Cost $600,000)                                                         $    600,000
 -------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $274,503,169)                                                     $329,671,922
 -------------------------------------------------------------------------------------

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

 For information on the underlying mutual funds, please call our toll free Shareholder Services Line at
 1-800-526-7384 or visit us on the web at www.gs.com/funds.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS

Statement of Investments

December 31, 1999


 GOLDMAN SACHS AGGRESSIVE GROWTH STRATEGY PORTFOLIO


  Shares    Description                                                  Value

 Mutual Funds (Institutional Shares) - 99.2%
  Equity - 99.2%
  3,591,951 Goldman Sachs CORE International Equity Fund - 32.6%   $ 45,078,980
  3,007,588 Goldman Sachs CORE Large Cap Value Fund - 23.3%          32,121,039
  1,498,747 Goldman Sachs CORE Large Cap Growth Fund - 22.7%         31,353,788
    922,816 Goldman Sachs Emerging Markets Equity Fund - 7.9%        10,907,682
    727,257 Goldman Sachs CORE Small Cap Equity Fund - 6.2%           8,632,535
    380,738 Goldman Sachs International Small Cap Equity Fund -
             4.1%                                                     5,695,837
    375,717 Goldman Sachs Real Estate
            Securities Fund - 2.4%                                    3,264,978
                                                                   ------------
                                                                   $137,054,839

 -------------------------------
  TOTAL MU-
  TUAL FUNDS
  (Cost
  $110,188,691)     $137,054,839
 -------------------------------

  TOTAL IN-
  VESTMENTS
  (Cost
  $110,188,691)     $137,054,839
 -------------------------------

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

 For information on the underlying mutual funds, please call our toll free Shareholder Services Line at
 1-800-526-7384 or visit us on the web at www.gs.com/funds.

The accompanying notes are an integral part of these financial statements.

                                       GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS

Statements of Assets and Liabilities
December 31, 1999

                               Conservative         Balanced      Growth and Income        Growth       Aggressive Growth
                            Strategy Portfolio Strategy Portfolio Strategy Portfolio Strategy Portfolio Strategy Portfolio
 Assets:

  Investment in
  securities, at value
  (identified cost
  $14,399,992,
  $90,819,393,
  $409,334,870,
  $274,503,169,
  $110,188,691,
  respectively)                $14,447,881        $97,988,246        $464,267,685       $329,671,922       $137,054,839
  Cash                              14,351            103,865                  --             90,533                 --
  Receivables:
  Investment securities
  sold                                  --                 --             111,475                 --             50,638
  Dividends and interest            81,411            360,799             712,343            137,292                 --
  Fund shares sold                 231,200            181,006           1,327,248            722,357          1,278,570
  Reimbursement from
  adviser                           33,650             80,770              19,903             20,786             55,615
  Deferred organization
  expenses, net                         --              9,384               9,384              9,384              9,384
  Other assets                          --             36,201              80,384             30,191             23,193
 -------------------------------------------------------------------------------------------------------------------------
  Total assets                  14,808,493         98,760,271         466,528,422        330,682,465        138,472,239
 -------------------------------------------------------------------------------------------------------------------------

 Liabilities:

  Due to Custodian                      --                 --             111,475                 --             50,638
  Payables:
  Investment securities
  purchased                        114,351            288,448                  --            690,533                 --
  Fund shares repurchased           28,695            115,576             593,334            668,278            146,627
  Dividends and
  distributions                        225              4,480               1,579                854                 --
  Amounts owed to
  affiliates                        16,666             84,499             368,308            275,437            110,387
  Accrued expenses and
  other liabilities                 63,136             35,008              36,156             36,100             35,253
 -------------------------------------------------------------------------------------------------------------------------
  Total liabilities                223,073            528,011           1,110,852          1,671,202            342,905
 -------------------------------------------------------------------------------------------------------------------------

 Net Assets:

  Paid-in capital               14,597,966         92,232,004         419,362,341        284,730,212        117,372,230
  Accumulated
  undistributed net
  investment income                 11,141             74,007             379,632            150,904                520
  Accumulated net realized
  loss on investment
  transactions                     (71,576)        (1,242,604)         (9,257,218)       (11,038,606)        (6,109,564)
  Net unrealized gain on
  investments                       47,889          7,168,853          54,932,815         55,168,753         26,866,148
 -------------------------------------------------------------------------------------------------------------------------
  NET ASSETS                   $14,585,420        $98,232,260        $465,417,570       $329,011,263       $138,129,334
 -------------------------------------------------------------------------------------------------------------------------
  Net asset value,
  offering and redemption
  price per share:(a)
  Class A                      $     10.17        $     10.99        $      11.71       $      12.24       $      12.61
  Class B                      $     10.18        $     10.98        $      11.69       $      12.21       $      12.57
  Class C                      $     10.17        $     10.99        $      11.69       $      12.22       $      12.57
  Institutional                $     10.18        $     10.99        $      11.71       $      12.23       $      12.60
  Service                      $     10.18        $     10.99        $      11.69       $      12.22       $      12.59
 -------------------------------------------------------------------------------------------------------------------------
  Shares Outstanding:
  Class A                          166,861          3,618,863          16,662,183         10,648,526          4,631,725
  Class B                        1,026,961          2,997,907          12,292,112          9,986,725          3,775,389
  Class C                          237,572          2,124,946           8,174,605          5,739,098          2,272,739
  Institutional                        556            159,558           2,492,818            481,574            283,292
  Service                            1,380             38,121             158,682             60,112             10,908
 -------------------------------------------------------------------------------------------------------------------------
  Total shares
  outstanding, $.001 par
  value
  (unlimited number of
  shares authorized)             1,433,330          8,939,395          39,780,400         26,916,035         10,974,053
 -------------------------------------------------------------------------------------------------------------------------

 (a) Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A shares of the Conservative, Balanced, Growth and Income, Growth and Aggressive Growth Strategy Portfolios is $10.76, $11.63, $12.39, $12.95 and $13.34, respectively. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS

Statements of Operations
For the Year Ended December 31, 1999

                               Conservative            Balanced       Growth and Income         Growth        Aggressive Growth
                           Strategy Portfolio(a)  Strategy Portfolio  Strategy Portfolio  Strategy Portfolio  Strategy Portfolio
  Investment income:
  Income distributions
  from underlying funds                $ 492,046          $3,801,002         $11,438,999         $ 4,618,732     $   850,148
  Interest                                 2,871               1,368                  --                  --           1,700
 -------------------------------------------------------------------------------------------------------------------------------
  Total income                           494,917           3,802,370          11,438,999           4,618,732         851,848
 -------------------------------------------------------------------------------------------------------------------------------

  Expenses:

  Management fees                         34,384             353,673           1,543,759           1,076,406         413,376
  Distribution and
  service fees(b)                         89,728             689,743           2,793,080           2,082,707         775,435
  Transfer agent fees(b)                  18,627             189,653             803,333             576,665         220,841
  Custodian fees                          31,193              37,435              40,199              37,179          35,804
  Registration fees                      114,522              66,156              86,504              69,841          68,140
  Printing fees                           53,431              78,191              77,858              78,629          78,565
  Professional fees                       45,750              45,299              37,543              41,031          37,511
  Trustee fees                             3,533               9,961               9,992               9,926           9,923
  Service share fees                         104               2,295               8,917               3,115             639
  Amortization of
  deferred organization
  expenses                                    --               3,124               3,124               3,124           3,124
  Other                                   14,758              26,533              18,157              17,273          15,855
 -------------------------------------------------------------------------------------------------------------------------------
  Total expenses                         406,030           1,502,063           5,422,466           3,995,896       1,659,213
 -------------------------------------------------------------------------------------------------------------------------------
  Less -- expenses
  reimbursed and fees
  waived                                (282,443)           (464,755)         (1,137,883)           (859,791)       (480,413)
 -------------------------------------------------------------------------------------------------------------------------------
  Net expenses                           123,587           1,037,308           4,284,583           3,136,105       1,178,800
 -------------------------------------------------------------------------------------------------------------------------------
  NET INVESTMENT INCOME
  (LOSS)                                 371,330           2,765,062           7,154,416           1,482,627        (326,952)
 -------------------------------------------------------------------------------------------------------------------------------

  Realized and unrealized gain (loss):

  Capital gain
  distributions from
  underlying funds                        30,617             657,854           3,794,547           3,399,319       1,625,836
  Net realized loss from
  investment transactions                (76,211)           (362,801)         (8,095,438)         (7,977,873)     (4,234,702)
  Net change in
  unrealized gain on
  investments                             47,889           6,486,202          60,600,001          60,257,599      30,030,774
 -------------------------------------------------------------------------------------------------------------------------------
  Net realized and
  unrealized gain                          2,295           6,781,255          56,299,110          55,679,045      27,421,908
 -------------------------------------------------------------------------------------------------------------------------------
  NET INCREASE IN NET
  ASSETS RESULTING FROM
  OPERATIONS                           $ 373,625          $9,546,317         $63,453,526         $57,161,672     $27,094,956
 -------------------------------------------------------------------------------------------------------------------------------

 (a) Commencement date of operations was February 8, 1999.
 (b) The fees were as follows:

                             Distribution and Service
                                       fees                           Transfer Agent fees
                             ------------------------                 -------------------
                            Class A    Class B  Class C  Class A  Class B  Class C Institutional Service
                            -------    -------  -------  -------  -------  ------- ------------- -------
    Conservative Strategy
    Portfolio              $  2,748 $   60,259 $ 26,721 $  2,089 $ 11,450 $  5,077        $    2    $  9
    Balanced Strategy
    Portfolio               101,716    336,432  251,595   77,305   63,922   47,803           440     183
    Growth and Income
    Strategy Portfolio      462,094  1,381,257  949,729  351,191  262,439  180,448         8,542     713
    Growth Strategy
    Portfolio               313,869  1,120,232  648,606  238,541  212,844  123,235         1,796     249
    Aggressive Growth
    Strategy Portfolio      127,296    414,513  233,626   96,745   78,757   44,389           899      51

The accompanying notes are an integral part of these financial statements.

                                       GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS

Statements of Changes in Net Assets
For the Year Ended December 31, 1999

                               Conservative            Balanced       Growth and Income         Growth        Aggressive Growth
                           Strategy Portfolio(a)  Strategy Portfolio  Strategy Portfolio  Strategy Portfolio  Strategy Portfolio

  From operations:

  Net investment income
  (loss)                             $   371,330         $ 2,765,062        $  7,154,416        $  1,482,627        $   (326,952)
  Net realized gain
  (loss)                                 (45,594)            295,053          (4,300,891)         (4,578,554)         (2,608,866)
  Net change in
  unrealized gain on
  investments                             47,889           6,486,202          60,600,001          60,257,599          30,030,774
 --------------------------------------------------------------------------------------------------------------------------------
  Net increase in net
  assets resulting from
  operations                             373,625           9,546,317          63,453,526          57,161,672          27,094,956
 --------------------------------------------------------------------------------------------------------------------------------

  Distributions to share-
  holders:
  From net investment
  income
  Class A shares                         (48,073)         (1,283,422)         (3,513,379)           (775,133)                 --
  Class B shares                        (227,566)           (837,467)         (1,850,557)           (419,987)                 --
  Class C shares                         (93,720)           (604,293)         (1,236,421)           (239,577)                 --
  Institutional shares                    (1,684)            (47,311)           (520,875)            (43,647)                 --
  Service shares                            (287)            (13,741)            (33,184)             (4,283)                 --

  In excess of net
  investment income
  Class A shares                          (2,527)           (196,066)         (1,212,004)         (1,254,133)           (582,900)
  Class B shares                         (11,956)           (127,938)           (638,384)           (679,523)           (166,040)
  Class C shares                          (4,924)            (92,317)           (426,526)           (387,627)           (112,211)
  Institutional shares                       (88)             (7,228)           (179,686)            (70,618)            (45,376)
  Service shares                             (15)             (2,099)            (11,447)             (6,931)             (1,221)

  From net realized gain
  Class A shares                            (331)                 --            (133,498)                 --                  --
  Class B shares                          (2,012)                 --             (98,778)                 --                  --
  Class C shares                            (750)                 --             (65,692)                 --                  --
  Institutional shares                       (36)                 --             (19,412)                 --                  --
  Service shares                              (1)                 --              (1,276)                 --                  --
 --------------------------------------------------------------------------------------------------------------------------------
  Total distributions to
  shareholders                          (393,970)         (3,211,882)         (9,941,119)         (3,881,459)           (907,748)
 --------------------------------------------------------------------------------------------------------------------------------
  From share transac-
  tions:
  Proceeds from sales of
  shares                              17,086,075          32,867,922         136,387,842          92,727,150          46,103,886
  Reinvestment of
  dividends and
  distributions                          141,362           2,750,804           9,336,422           3,667,590             888,074
  Cost of shares
  repurchased                         (2,621,672)        (42,576,876)       (165,269,449)       (125,249,674)        (45,359,768)
 --------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease)
  in net assets resulting
  from share transactions             14,605,765          (6,958,150)        (19,545,185)        (28,854,934)          1,632,192
 --------------------------------------------------------------------------------------------------------------------------------
  TOTAL INCREASE
  (DECREASE)                          14,585,420            (623,715)         33,967,222          24,425,279          27,819,400
 --------------------------------------------------------------------------------------------------------------------------------

  Net assets:
  Beginning of year                           --          98,855,975         431,450,348         304,585,984         110,309,934
 --------------------------------------------------------------------------------------------------------------------------------
  End of year                        $14,585,420         $98,232,260        $465,417,570        $329,011,263        $138,129,334
 --------------------------------------------------------------------------------------------------------------------------------
  Accumulated
  undistributed net
  investment income                  $    11,141         $    74,007        $    379,632        $    150,904        $        520
 --------------------------------------------------------------------------------------------------------------------------------

 (a) Commencement date of operations was February 8, 1999.

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS

Statements of Changes in Net Assets
For the Period Ended December 31, 1998

                                  Balanced           Growth and Income           Growth            Aggressive Growth
                            Strategy Portfolio(a)  Strategy Portfolio(a)  Strategy Portfolio(a)  Strategy Portfolio(a)

  From operations:

  Net investment income              $  1,383,598           $  4,786,745           $  1,889,408           $    290,616
  Net realized gain (loss)               (391,456)             1,940,943             (2,037,167)            (1,809,589)
  Net change in unrealized
  gain (loss) on
  investments                             682,651             (5,667,186)            (5,088,846)            (3,164,626)
 ----------------------------------------------------------------------------------------------------------------------
  Net increase (decrease)
  in net assets resulting
  from operations                       1,674,793              1,060,502             (5,236,605)            (4,683,599)
 ----------------------------------------------------------------------------------------------------------------------

  Distributions to share-
  holders:

  From net investment
  income
  Class A shares                         (675,433)            (2,306,364)            (1,028,555)              (235,518)
  Class B shares                         (389,882)            (1,359,409)              (531,921)               (33,771)
  Class C shares                         (308,560)              (990,627)              (309,463)               (19,874)
  Institutional shares                     (2,105)              (112,462)               (16,851)                  (830)
  Service shares                           (7,619)               (17,883)                (2,618)                  (623)

  In excess of net
  investment income
  Class A shares                         (113,394)              (822,962)              (291,624)                  (689)
  Class B shares                          (65,455)              (485,067)              (150,814)                   (99)
  Class C shares                          (51,802)              (353,478)               (87,742)                   (58)
  Institutional shares                       (353)               (40,129)                (4,778)                    (2)
  Service shares                           (1,279)                (6,381)                  (742)                    (2)

  From net realized gain
  Class A shares                         (162,793)              (867,706)              (595,050)              (201,675)
  Class B shares                         (140,756)              (672,087)              (501,683)              (176,608)
  Class C shares                         (102,275)              (483,928)              (297,823)               (93,875)
  Institutional shares                       (747)               (43,567)                (9,965)                  (496)
  Service shares                           (1,869)                (6,591)                (1,740)                  (474)
 ----------------------------------------------------------------------------------------------------------------------
  Total distributions to
  shareholders                         (2,024,322)            (8,568,641)            (3,831,369)              (764,594)
 ----------------------------------------------------------------------------------------------------------------------

  From share transactions:

  Proceeds from sales of
  shares                              116,904,997            479,484,104            345,618,571            134,338,429
  Reinvestment of
  dividends and
  distributions                         1,726,504              7,902,811              3,614,716                736,661
  Cost of shares
  repurchased                         (19,425,997)           (48,428,428)           (35,579,329)           (19,316,963)
 ----------------------------------------------------------------------------------------------------------------------
  Net increase in net
  assets resulting from
  share transactions                   99,205,504            438,958,487            313,653,958            115,758,127
 ----------------------------------------------------------------------------------------------------------------------
  TOTAL INCREASE                       98,855,975            431,450,348            304,585,984            110,309,934
 ----------------------------------------------------------------------------------------------------------------------

  Net assets:

  Beginning of period                          --                     --                     --                     --
 ----------------------------------------------------------------------------------------------------------------------
  End of period                      $ 98,855,975           $431,450,348           $304,585,984           $110,309,934
 ----------------------------------------------------------------------------------------------------------------------
  Accumulated
  undistributed net
  investment income                  $     21,172           $         --           $         --           $     15,311
 ----------------------------------------------------------------------------------------------------------------------

 (a) Commencement date of operations was January 2, 1998.

The accompanying notes are an integral part of these financial statements.

                                       GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS

Notes to Financial Statements
December 31, 1999

 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end, manage-ment investment company. The Trust includes Goldman Sachs Conservative Strategy Portfolio (Conservative Strategy), Goldman Sachs Balanced Strategy Portfolio (Balanced Strategy), Goldman Sachs Growth and Income Strategy Port-folio (Growth and Income Strategy), Goldman Sachs Growth Strategy Portfolio (Growth Strategy) and Goldman Sachs Aggressive Growth Strategy Portfolio (Ag-gressive Growth Strategy), collectively, (the "Portfolios") or individually (a "Portfolio"). Effective February 8, 1999, the name of Goldman Sachs Income Strategy Portfolio was changed to Goldman Sachs Balanced Strategy Portfolio. All of the Portfolios offer five classes of shares -- Class A, Class B, Class C, Institutional and Service Shares.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of significant accounting policies consistently followed by the Portfolios. The preparation of financial statements in con-formity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

 A. Investment Valuation -- Each Portfolio invests in a combination of Under-lying Funds (the "Underlying Funds") for which Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), Goldman Sachs Funds Management L.P. ("GSFM") and Goldman Sachs Asset Management International ("GSAMI"), affiliates of Goldman Sachs, act as in-vestment adviser. Investments in the Underlying Funds are valued at the clos-ing net asset value per share of each Underlying Fund on the day of valuation. Because each Portfolio invests primarily in other mutual funds, which fluctuate in value, the Portfolios' shares will correspondingly fluctu-ate in value. Short-term debt obligations maturing in sixty days or less are valued at amortized cost.

 B. Securities Transactions and Investment Income -- Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfo-lio securities are calculated on the identified cost basis. Dividend income and capital gains distributions from the Underlying Funds are recorded on the ex-dividend date. Interest income is recorded on the basis of interest ac-crued.

 C. Federal Taxes -- It is each Portfolio's policy to comply with the require-ments of the Internal Revenue Code applicable to regulated investment compa-nies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required.
   The characterization of distributions to shareholders for financial report-ing purposes is determined in accordance with income tax rules. Therefore, the source of a Portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in-capital, de-pending on the type of book/tax differences that may exist.
   The Portfolios, at their most recent tax year-ends of December 31, 1999, had approximately the following amounts of capital loss carryforward for U.S. federal tax purposes. These amounts are available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

                                        Years of
 Portfolio                    Amount   Expiration
 ------------------------------------------------
 Growth and Income Strategy $5,807,000 2000-2007
 ------------------------------------------------
 Growth Strategy             9,066,000 2000-2007
 ------------------------------------------------
 Aggressive Growth Strategy  4,741,000 2000-2007
 ------------------------------------------------

GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS

Notes to Financial Statements
December 31, 1999

   At December 31, 1999, the Fund's aggregate cost of portfolio securities, gross unrealized gain on investments and gross unrealized loss on investments for federal income tax purposes were as follows:

                                             Gross       Gross         Net
                                          Unrealized  Unrealized   Unrealized
 Portfolio                     Tax Cost      Gain      (Loss)      Gain (Loss)
 ------------------------------------------------------------------------------
 Conservative Strategy       $ 14,467,684 $   263,076  $ (282,879) $   (19,803)
 ------------------------------------------------------------------------------
 Balanced Strategy             92,205,693   8,104,653  (2,322,100)   5,782,553
 ------------------------------------------------------------------------------
 Growth and Income Strategy   412,784,980  60,504,768  (9,022,063)  51,482,705
 ------------------------------------------------------------------------------
 Growth Strategy              276,475,664  55,750,469  (2,554,211)  53,196,258
 ------------------------------------------------------------------------------
 Aggressive Growth Strategy   111,556,815  25,642,910    (144,886)  25,498,024
 ------------------------------------------------------------------------------

 D. Expenses -- Expenses incurred by the Trust that do not specifically relate to an individual Portfolio of the Trust are allocated to the Portfolios based on a straight-line or pro rata basis depending upon the nature of the ex-pense.
   Class A, Class B and Class C shareholders of the Portfolios bear all ex-penses and fees relating to their respective distribution and service plans. Shareholders of Service shares bear all expenses and fees paid to service or-ganizations. Each class of shares of the Funds separately bears its respec-tive class-specific transfer agency fees.

 E. Deferred Organization Expenses -- Organization-related costs are being am-ortized on a straight line basis over a period of five years beginning with the commencement of each Portfolio's operations (with the exception of the Conservative Strategy Portfolio which commenced operations in 1999).

 3. AGREEMENTS

 As of September 1, 1999, Goldman Sachs & Co. ("Goldman Sachs") established a new operating division called the Investment Management Division ("IMD"). This newly created entity includes Goldman Sachs Asset Management ("GSAM"). Pursuant to an Investment Management Agreement (the "Agreement"), GSAM serves as the Portfolios' investment adviser. Under the Agreement, GSAM, subject to the general supervision of the Trust's Board of Trustees, manages the Portfo-lios. As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Portfo-lio's business affairs, including providing facilities, GSAM is entitled to a fee, computed daily and payable monthly at an annual rate equal to .35% of the average daily net assets of each Portfolio. For the year ended December 31, 1999, the adviser has voluntarily agreed to waive a portion of the man-agement fee equal annually to .20% of each Portfolio's average daily net as-sets. The adviser may discontinue or modify this waiver in the future at its discretion.
   During the period, GSAM has voluntarily agreed to limit "Other Expenses" (excluding management fees, distribution and service fees, transfer agent fees, taxes, interest, brokerage, litigation, service share fees, indemnifi-cation costs and other extraordinary expenses) to the extent that such ex-penses exceed .00% of the average daily net assets of each Portfolio.

                                       GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS

   For the year ended December 31, 1999, the adviser and distributor have vol-untarily agreed to waive certain fees and reimburse other expenses as follows (in thousands):

                                  Management
 Portfolio                        Fee Waivers           Reimbursement           Total
 -------------------------------------------------------------------------------------
 Conservative Strategy               $ 20                   $262                $  282
 -------------------------------------------------------------------------------------
 Balanced Strategy                    202                    263                   465
 -------------------------------------------------------------------------------------
 Growth and Income Strategy           882                    256                 1,138
 -------------------------------------------------------------------------------------
 Growth Strategy                      615                    245                   860
 -------------------------------------------------------------------------------------
 Aggressive Growth Strategy           236                    244                   480
 -------------------------------------------------------------------------------------

   Goldman Sachs serves as Distributor of the shares of the Portfolios pursu-ant to Distribution Agreements. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Portfolios that it retained approximately $4,000, $41,000, $129,000, $124,000 and $52,000 for the year ended December 31, 1999 from the Conservative, Balanced, Growth and Income, Growth and Aggressive Growth Strategy Portfolios, respectively.
   The Trust, on behalf of each Portfolio, has adopted Distribution and Serv-ice Plans. Under the Distribution and Service Plans, Goldman Sachs and/or Au-thorized Dealers are entitled to a monthly fee from each Portfolio for distribution and shareholder maintenance services equal, on an annual basis, to .25%, 1.00% and 1.00% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively.
   The Trust, on behalf of each Portfolio, has adopted Service Plans. These plans allow for Service shares to compensate service organizations for pro-viding varying levels of account administration and shareholder liaison serv-ices to their customers, who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to .50% (on an annualized basis), respectively, of the average daily net asset value of the Service shares.
   Goldman Sachs also serves as Transfer Agent to the Portfolios for a fee. Fees charged for such transfer agency services are calculated daily and pay-able monthly at an annual rate as follows: 0.19% of average daily net assets for Class A, Class B and Class C shares and .04% of average daily net assets for Institutional and Service shares.
   At December 31, 1999, the amounts owed to affiliates were as follows (in thousands):

                                                             Distribution
                               Management      Transfer      and Service
 Portfolio                        Fees        Agent Fees         Fees         Total
 ----------------------------------------------------------------------------------
 Conservative Strategy            $ 2            $ 3             $ 12         $ 17
 ----------------------------------------------------------------------------------
 Balanced Strategy                 12             16               56           84
 ----------------------------------------------------------------------------------
 Growth and Income Strategy        58             70              240          368
 ----------------------------------------------------------------------------------
 Growth Strategy                   41             50              184          275
 ----------------------------------------------------------------------------------
 Aggressive Growth Strategy        16             21               73          110
 ----------------------------------------------------------------------------------

GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS

Notes to Financial Statements
December 31, 1999

 4. PORTFOLIO SECURITY TRANSACTIONS

 Purchases and proceeds of sales or maturities of long-term securities for the year ended December 31, 1999, were as follows:

 Portfolio                    Purchases      Sales
 -----------------------------------------------------
 Conservative Strategy       $ 20,546,199 $  6,169,996
 -----------------------------------------------------
 Balanced Strategy             51,088,458   56,127,035
 -----------------------------------------------------
 Growth and Income Strategy   214,400,117  230,444,438
 -----------------------------------------------------
 Growth Strategy              151,303,414  178,761,979
 -----------------------------------------------------
 Aggressive Growth Strategy    57,262,789   55,958,857
 -----------------------------------------------------

 5. LINE OF CREDIT FACILITY

 The Portfolios participate in a $250,000,000 committed and a $250,000,000 un-committed, unsecured revolving line of credit facility. Under the most re-strictive arrangement, each Portfolio must own securities having a market value in excess of 400% of the total bank borrowings. These facilities are to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Portfolios based on the amount of the com-mitment, which has not been utilized. During the year ended December 31, 1999, the Portfolios did not have any borrowings under either of these facil-ities.

 6. REPURCHASE AGREEMENTS

 During the term of a repurchase agreement, the value of the underlying secu-rities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolios' custodian.

                                       GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS


 7. JOINT REPURCHASE AGREEMENT ACCOUNT

 The Portfolios, together with other registered investment companies having management agreements with GSAM or their affiliates, transfer uninvested cash balances into joint accounts, the daily aggregate balance of which is in-vested in one or more repurchase agreements.
   At December 31, 1999, Conservative Strategy, Balanced Strategy and Growth Strategy had an undivided interest in the repurchase agreement in the follow-ing joint account which equaled $100,000, $200,000 and $600,000, respectively in principal amount. At December 31, 1999, the following repurchase agree-ments held in this joint account were fully collateralized by Federal Agency obligations.

                                           Principal   Interest  Maturity     Amortized
  Repurchase Agreements                      Amount      Rate      Date         Cost
 -----------------------------------------------------------------------------------------
  Morgan Stanley & Co.                    $501,500,000   3.25%  01/03/2000 $   501,500,000
 -----------------------------------------------------------------------------------------
  Banc of America Securities               700,000,000   3.10   01/03/2000     700,000,000
 -----------------------------------------------------------------------------------------
  Chase Manhattan Bank                     340,000,000   3.15   01/03/2000     340,000,000
 -----------------------------------------------------------------------------------------
  TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT                                 $ 1,541,500,000
 -----------------------------------------------------------------------------------------

 8. CERTAIN RECLASSIFICATIONS

 In accordance with Statement of position 93-2, the Conservative Strategy Portfolio reclassified $7,799 and $22,852 from paid-in capital and accumu-lated net realized gain, respectively, to accumulated undistributed net in-vestment income. The Balanced Strategy Portfolio reclassified $3,124 and $496,531 from paid-in capital and accumulated net realized gain, respective-ly, to accumulated undistributed net investment income. The Growth and Income Strategy Portfolio reclassified $3,124 and $2,844,555 from paid-in capital and accumulated net realized gain, respectively, to accumulated undistributed net investment income. The Growth Strategy Portfolio reclassified $3,124 and $2,546,612 from paid-in capital and accumulated net realized gain, respec-tively, to accumulated undistributed net investment income. The Aggressive Growth Strategy Portfolio reclassified $3,124 and $1,216,785 from paid-in capital and accumulated undistributed net investment income. These reclas-sifications have no impact on the net asset value of the Portfolios and are designed to present the Portfolios' capital accounts on a tax basis.

 9. CHANGE IN INDEPENDENT AUDITORS

 On October 26, 1999 the Board of Trustees of the Portfolios, upon the recom-mendation of the Board's audit committee, determined not to retain Arthur An-dersen LLP and approved a change of the Portfolios' independent auditors to PricewaterhouseCoopers LLP. For the fiscal years ended December 31, 1999 and December 31, 1998, Arthur Andersen LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified or modi-fied as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Portfolios and Arthur Andersen LLP on ac-counting principles or practices, financial statement disclosure or audit scope or procedure, which if not resolved to the satisfaction of Arthur An-dersen LLP would have caused them to make reference to the disagreement in their report.

GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS

Notes to Financial Statements
December 31, 1999

 10. SUMMARY OF SHARE TRANSACTIONS

 Share activity for the year ended December 31, 1999 was as follows:

                          Conservative Strategy
                              Portfolio(a)        Balanced Strategy Portfolio
                               ------------------------------------------------
                             Shares      Dollars        Shares         Dollars
 ------------------------------------------------------------------------------
 Class A Shares
 Shares sold                173,881  $ 1,765,520     1,452,214   $  15,248,899
 Reinvestment of divi-
dends and distributions       4,900       49,622       127,553       1,355,167
 Shares repurchased         (11,920)    (120,892)   (1,862,291)    (19,620,571)
                               ------------------------------------------------
                            166,861    1,694,250      (282,524)     (3,016,505)
 ------------------------------------------------------------------------------
 Class B Shares
 Shares sold              1,075,897   10,973,463       606,873       6,367,717
 Reinvestment of divi-
dends and distributions       3,547       35,869        70,976         755,337
 Shares repurchased         (52,483)    (530,826)     (954,896)    (10,069,732)
                               ------------------------------------------------
                          1,026,961   10,478,506      (277,047)     (2,946,678)
 ------------------------------------------------------------------------------
 Class C Shares
 Shares sold                425,917    4,326,427       931,443       9,788,481
 Reinvestment of divi-
dends and distributions       5,474       55,366        54,712         582,252
 Shares repurchased        (193,819)  (1,965,908)   (1,206,850)    (12,784,018)
                               ------------------------------------------------
                            237,572    2,415,885      (220,695)     (2,413,285)
 ------------------------------------------------------------------------------
 Institutional Shares
 Shares sold                    543        6,876       137,748       1,461,448
 Reinvestment of divi-
dends and distributions          19          198         5,105          54,535
 Shares repurchased              (6)         (62)       (3,152)        (33,277)
                               ------------------------------------------------
                                556        7,012       139,701       1,482,706
 ------------------------------------------------------------------------------
 Service Shares
 Shares sold                  1,356       13,789           131           1,377
 Reinvestment of divi-
dends and distributions          30          307           330           3,513
 Shares repurchased              (6)      (3,984)       (6,511)        (69,278)
                               ------------------------------------------------
                              1,380       10,112        (6,050)        (64,388)
 ------------------------------------------------------------------------------
 NET INCREASE (DECREASE)  1,433,330  $14,605,765      (646,615) $   (6,958,150)
 ------------------------------------------------------------------------------

 (a) Class A, Class B, Class C, Institutional and Service Share activity commenced on February 8, 1999.

                                       GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS

   Growth and Income Strategy Portfolio   Growth Strategy Portfolio   Aggressive Growth Strategy Portfolio
 ------------------------------------------------------------------------------------------------------------
              Shares             Dollars       Shares        Dollars             Shares              Dollars
 ------------------------------------------------------------------------------------------------------------
          5,321,949   $       57,499,167    2,940,937  $  32,088,679          1,807,637  $        19,472,820
            420,316            4,671,976      161,757      1,953,023             46,124              572,389
         (6,552,403)         (70,781,847)  (4,972,176)   (54,217,259)        (1,860,531)         (20,223,331)
 ------------------------------------------------------------------------------------------------------------
           (810,138)          (8,610,704)  (1,869,482)   (20,175,557)            (6,770)            (178,122)
 ------------------------------------------------------------------------------------------------------------
          2,489,932           26,764,231    2,725,853     29,543,291          1,035,164           11,351,648
            209,269            2,340,983       84,773      1,021,397             13,429              165,006
         (3,809,849)         (40,992,020)  (3,454,501)   (37,424,031)        (1,335,025)         (14,327,319)
 ------------------------------------------------------------------------------------------------------------
         (1,110,648)         (11,886,806)    (643,875)    (6,859,343)          (286,432)          (2,810,665)
 ------------------------------------------------------------------------------------------------------------
          2,921,455           31,397,342    2,351,893     25,617,083          1,091,686           12,048,959
            143,029            1,597,077       47,622        574,333              8,448              104,481
         (4,612,257)         (49,632,323)  (2,877,112)   (31,223,289)          (967,274)         (10,464,012)
 ------------------------------------------------------------------------------------------------------------
         (1,547,773)         (16,637,904)    (477,597)    (5,031,873)           132,860            1,689,428
 ------------------------------------------------------------------------------------------------------------
          1,887,228           20,170,815      472,955      5,210,566            297,675            3,228,730
             62,592              699,173        9,005        108,686              3,656               45,376
           (326,161)          (3,557,595)    (214,720)    (2,348,650)           (30,201)            (331,894)
 ------------------------------------------------------------------------------------------------------------
          1,623,659           17,312,393      267,240      2,970,602            271,130            2,942,212
 ------------------------------------------------------------------------------------------------------------
             53,127              556,287       25,821        267,531                151                1,729
              2,455               27,213          841         10,151                 66                  822
            (27,488)            (305,664)      (3,260)       (36,445)            (1,195)             (13,212)
 ------------------------------------------------------------------------------------------------------------
             28,094              277,836       23,402        241,237               (978)             (10,661)
 ------------------------------------------------------------------------------------------------------------
         (1,816,806)     $   (19,545,185)  (2,700,312) $ (28,854,934)           109,810  $         1,632,192
 ------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS

Notes to Financial Statements
December 31, 1999

 11. SUMMARY OF SHARE TRANSACTIONS

 Share activity for the period ended December 31, 1998 was as follows:

                                              Balanced Strategy Portfolio(a)
                                                  -----------------------------
                                                      Shares           Dollars
 ------------------------------------------------------------------------------
 Class A Shares
 Shares sold                                       4,997,153  $     51,471,820
 Reinvestment of dividends and distributions          82,247           838,318
 Shares repurchased                               (1,178,013)      (11,684,097)
                                                  -----------------------------
                                                   3,901,387        40,626,041
 ------------------------------------------------------------------------------
 Class B Shares
 Shares sold                                       3,444,664        35,434,153
 Reinvestment of dividends and distributions          48,225           491,183
 Shares repurchased                                 (217,935)       (2,216,520)
                                                  -----------------------------
                                                   3,274,954        33,708,816
 ------------------------------------------------------------------------------
 Class C Shares
 Shares sold                                       2,844,974        29,279,282
 Reinvestment of dividends and distributions          38,221           389,643
 Shares repurchased                                 (537,554)       (5,467,423)
                                                  -----------------------------
                                                   2,345,641        24,201,502
 ------------------------------------------------------------------------------
 Institutional Shares
 Shares sold                                          19,543           202,615
 Reinvestment of dividends and distributions             314             3,204
 Shares repurchased                                       --               (28)
                                                  -----------------------------
                                                      19,857           205,791
 ------------------------------------------------------------------------------
 Service Shares
 Shares sold                                          49,317           517,127
 Reinvestment of dividends and distributions             403             4,156
 Shares repurchased                                   (5,549)          (57,929)
                                                  -----------------------------
                                                      44,171           463,354
 ------------------------------------------------------------------------------
 NET INCREASE                                      9,586,010      $ 99,205,504
 ------------------------------------------------------------------------------

 (a) Class A, Class B, Class C, Institutional and Service Share activity commenced on January 2, 1998.

                                       GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS

  Growth and Income Strategy Portfolio(a)   Growth Strategy Portfolio(a)    Aggressive Growth Strategy Portfolio(a)
 --------------------------------------------------------------------------------------------------------------------
               Shares              Dollars         Shares          Dollars              Shares               Dollars
 --------------------------------------------------------------------------------------------------------------------
          19,544,296          $205,404,749     14,105,119     $148,698,602           5,615,397          $ 58,906,369
             371,985             3,793,531        186,185        1,875,658              43,646               434,720
          (2,443,960)          (24,540,186)    (1,773,296)     (17,687,486)         (1,020,548)          (10,034,193)
 --------------------------------------------------------------------------------------------------------------------
          17,472,321           184,658,094     12,518,008      132,886,774           4,638,495            49,306,896
 --------------------------------------------------------------------------------------------------------------------
          14,322,312           149,921,704     11,471,847      120,504,688           4,598,907            48,814,394
             224,284             2,285,787        109,293        1,104,065              20,086               199,458
          (1,143,836)          (11,542,305)      (950,540)      (9,481,003)           (557,172)           (5,486,370)
 --------------------------------------------------------------------------------------------------------------------
          13,402,760           140,665,186     10,630,600      112,127,750           4,061,821            43,527,482
 --------------------------------------------------------------------------------------------------------------------
          10,771,031           113,315,585      7,001,932       73,846,842           2,517,693            26,370,878
             159,052             1,620,876         59,550          601,742              10,102               100,417
          (1,207,705)          (12,060,724)      (844,787)      (8,390,385)           (387,916)           (3,796,390)
 --------------------------------------------------------------------------------------------------------------------
           9,722,378           102,875,737      6,216,695       66,058,199           2,139,879            22,674,905
 --------------------------------------------------------------------------------------------------------------------
             875,077             9,413,016        212,556        2,180,254              12,029               120,329
              17,891               181,644          2,843           28,730                 133                 1,327
             (23,809)             (235,710)        (1,065)         (11,445)                 --                    --
 --------------------------------------------------------------------------------------------------------------------
             869,159             9,358,950        214,334        2,197,539              12,162               121,656
 --------------------------------------------------------------------------------------------------------------------
             133,145             1,429,050         37,114          388,185              11,813               126,459
               2,056                20,973            450            4,521                  74                   739
              (4,613)              (49,503)          (854)          (9,010)                 (1)                  (10)
 --------------------------------------------------------------------------------------------------------------------
             130,588             1,400,520         36,710          383,696              11,886               127,188
 --------------------------------------------------------------------------------------------------------------------
          41,597,206          $438,958,487     29,616,347     $313,653,958          10,864,243          $115,758,127
 --------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS CONSERVATIVE STRATEGY PORTFOLIO

Financial Highlights
Selected Data for a Share Outstanding Throughout the Period


                                          Income from
                                   investment operations(a)      Distributions to shareholders
                                   -------------------------- -----------------------------------

                         Net asset                                       In excess
                          value,      Net       Net realized   From net    of net                 Net increase
                         beginning investment  and unrealized investment investment   From net    in net asset
                         of period   income        gain         income     income   realized gain    value
 FOR THE PERIOD ENDED DECEMBER 31,(e)

  1999 - Class A Shares   $10.00     $0.36         $0.18        $(0.36)    $(0.01)      $ --         $0.17
  1999 - Class B Shares    10.00      0.30          0.19         (0.30)     (0.01)        --          0.18
  1999 - Class C Shares    10.00      0.29          0.18         (0.29)     (0.01)        --          0.17
  1999 - Institutional
  Shares                   10.00      0.40(f)       0.20(f)      (0.40)     (0.02)        --          0.18
  1999 - Service Shares    10.00      0.53          0.02         (0.37)        --         --          0.18
 -------------------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if sales or redemption charges were taken into account.
 (c) Annualized.
 (d) Not annualized.
 (e) Class A, Class B, Class C, Institutional and Service Share activity commenced on February 8, 1999.
 (f) Calculated based on the average shares outstanding methodology.




 Goldman Sachs Conservative Strategy Portfolio -- Tax Information (unaudited)

   During the tax year ended December 31, 1999, 4.48% of the or-dinary income dividends paid by the Portfolio qualify for the dividend received deduction available for corporations.
The accompanying notes are an integral part of these financial statements.

                                   GOLDMAN SACHS CONSERVATIVE STRATEGY PORTFOLIO

                                                                           Ratios assuming
                                                                         no voluntary waiver
                                                                    of fees or expense limitations
                                                                    ------------------------------------
                                                        Ratio of
                            Net assets   Ratio of    net investment    Ratio of             Ratio of
  Net asset                 at end of  net expenses      income      expenses to         net investment        Portfolio
  value, end      Total       period    to average     to average      average           loss to average       turnover
  of period    return(b)(d) (in 000s)  net assets(c) net assets(c)  net assets(c)        net  assets(c)         rate(d)
    $10.17         5.52%     $ 1,697       0.59%          4.38%                   3.46%                 1.51%    62.99%
     10.18         4.92       10,451       1.34           3.74                    4.21                  0.87     62.99
     10.17         4.79        2,417       1.34           3.62                    4.21                  0.75     62.99
     10.18         6.04            6       0.19           4.43                    3.06                  1.56     62.99
     10.18         5.56           14       0.69           2.39                    3.56                 (0.48)    62.99
 -----------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights
Selected Data for a Share Outstanding Throughout each Period


                                          Income from
                                   investment operations(a)     Distributions to shareholders
                                   ------------------------- -----------------------------------

                         Net asset                                      In excess
                          value,      Net      Net realized   From net    of net                 Net increase
                         beginning investment and unrealized investment investment   From net    in net asset
                         of period   income       gain         income     income   realized gain    value
 FOR THE YEAR ENDED DECEMBER 31,

  1999 - Class A Shares   $10.31     $0.34        $0.73        $(0.34)    $(0.05)     $   --        $0.68
  1999 - Class B Shares    10.31      0.26         0.72         (0.26)     (0.05)         --         0.67
  1999 - Class C Shares    10.32      0.27         0.71         (0.27)     (0.04)         --         0.67
  1999 - Institutional
  Shares                   10.32      0.37         0.74         (0.37)     (0.07)         --         0.67
  1999 - Service Shares    10.31      0.33         0.73         (0.33)     (0.05)         --         0.68

 FOR THE PERIOD ENDED DECEMBER 31,(e)

  1998 - Class A Shares    10.00      0.25         0.38         (0.25)     (0.03)      (0.04)        0.31
  1998 - Class B Shares    10.00      0.19         0.38         (0.19)     (0.03)      (0.04)        0.31
  1998 - Class C Shares    10.00      0.19         0.39         (0.19)     (0.03)      (0.04)        0.32
  1998 - Institutional
  Shares                   10.00      0.30         0.39         (0.30)     (0.03)      (0.04)        0.32
  1998 - Service Shares    10.00      0.25         0.37         (0.25)     (0.02)      (0.04)        0.31
 ------------------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if sales or redemption charges were taken into account.
 (c) Annualized.
 (d) Not annualized.
 (e) Class A, Class B, Class C, Institutional and Service Share activity commenced on January 2, 1998.



 Goldman Sachs Balanced Strategy Portfolio -- Tax Information (unaudited)

   During the tax year ended December 31, 1999, 3.11% of the or-dinary income dividends paid by the Portfolio qualify for the dividend received deduction available for corporations.
The accompanying notes are an integral part of these financial statements.

                                       GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

                                                                        Ratios assuming
                                                                      no voluntary waiver
                                                                 of fees or expense limitations
                                                                 ---------------------------------------
                                                     Ratio of                               Ratio of
                          Net assets   Ratio of   net investment   Ratio of              net investment
  Net asset               at end of  net expenses     income      expenses to              income to            Portfolio
  value, end     Total      period    to average    to average      average                 average             turnover
  of period    return(b)  (in 000s)   net assets    net assets    net assets              net  assets             rate

  $10.99         10.58%    $39,774       0.59%         3.17%                   1.05%                    2.71%     51.24%
   10.98          9.66      32,932       1.34          2.42                    1.80                     1.96      51.24
   10.99          9.63      23,354       1.34          2.40                    1.80                     1.94      51.24
   10.99         10.92       1,753       0.19          3.93                    0.65                     3.47      51.24
   10.99         10.47         419       0.69          3.04                    1.15                     2.58      51.24
   10.31          6.38(d)   40,237       0.60(c)       3.03(c)                 1.46(c)                  2.17(c)   50.84(d)
   10.31          5.75(d)   33,763       1.30(c)       2.38(c)                 2.08(c)                  1.60(c)   50.84(d)
   10.32          5.83(d)   24,195       1.30(c)       2.34(c)                 2.08(c)                  1.56(c)   50.84(d)
   10.32          6.99(d)      205       0.24(c)       3.55(c)                 1.02(c)                  2.77(c)   50.84(d)
   10.31          6.30(d)      456       0.74(c)       2.90(c)                 1.52(c)                  2.12(c)   50.84(d)
 -------------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights
Selected Data for a Share Outstanding Throughout each Period


                                        Income from
                                 investment operations(a)     Distributions to shareholders
                                 ------------------------- -----------------------------------

                       Net asset                                      In excess
                        value,      Net      Net realized   From net    of net                 Net increase
                       beginning investment and unrealized investment investment   From net    in net asset
                       of period   income       gain         income     income   realized gain    value
 FOR THE YEAR ENDED DECEMBER 31,

 1999 - Class A Shares  $10.38     $0.22        $1.40        $(0.22)    $(0.06)     $(0.01)       $1.33
 1999 - Class B Shares   10.36      0.14         1.40         (0.14)     (0.06)      (0.01)        1.33
 1999 - Class C Shares   10.36      0.14         1.40         (0.14)     (0.06)      (0.01)        1.33
 1999 - Institutional
 Shares                  10.39      0.27         1.39         (0.27)     (0.06)      (0.01)        1.32
 1999 - Service Shares   10.37      0.20         1.40         (0.20)     (0.07)      (0.01)        1.32

 FOR THE PERIOD ENDED DECEMBER 31,(e)

 1998 - Class A Shares   10.00      0.18         0.47         (0.18)     (0.04)      (0.05)        0.38
 1998 - Class B Shares   10.00      0.12         0.46         (0.12)     (0.05)      (0.05)        0.36
 1998 - Class C Shares   10.00      0.12         0.46         (0.12)     (0.05)      (0.05)        0.36
 1998 - Institutional
 Shares                  10.00      0.20         0.49         (0.20)     (0.05)      (0.05)        0.39
 1998 - Service Shares   10.00      0.16         0.48         (0.16)     (0.06)      (0.05)        0.37
 ----------------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if sales or redemption charges were taken into account.
 (c) Annualized.
 (d) Not annualized.
 (e) Class A, Class B, Class C, Institutional and Service Share activity commenced on January 2, 1998.




 Goldman Sachs Growth and Income Strategy Portfolio -- Tax Information
 (unaudited)

   During the tax year ended December 31, 1999, 7.13% of the or-dinary income dividends paid by the Portfolio qualify for the dividend received deduction available for corporations.
   Pursuant to Section 852 of the Internal Revenue Code, the
 Fund designates $318,656 as capital gain dividends paid during its period ended December 31, 1999.
The accompanying notes are an integral part of these financial statements.

                              GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

                                                                        Ratios assuming
                                                                      no voluntary waiver
                                                                 of fees or expense limitations
                                                                 ---------------------------------------
                                                     Ratio of                               Ratio of
                          Net assets   Ratio of   net investment   Ratio of              net investment
  Net asset               at end of  net expenses     income      expenses to              income to            Portfolio
  value, end     Total      period    to average    to average      average                 average             turnover
  of period    return(b)  (in 000s)   net assets    net assets    net assets              net  assets             rate
    $11.71       15.79%    $195,153      0.59%         2.00%                   0.85%                    1.74%     49.06%
     11.69       14.95      143,686      1.34          1.24                    1.60                     0.98      49.06
     11.69       14.94       95,523      1.34          1.23                    1.60                     0.97      49.06
     11.71       16.14       29,200      0.19          2.53                    0.45                     2.27      49.06
     11.69       15.60        1,856      0.69          1.91                    0.95                     1.65      49.06


     10.38        6.55(d)   181,441      0.60(c)       2.37(c)                 1.05(c)                  1.92(c)   41.91(d)
     10.36        5.82(d)   138,914      1.30(c)       1.72(c)                 1.68(c)                  1.34(c)   41.91(d)
     10.36        5.80(d)   100,711      1.30(c)       1.68(c)                 1.68(c)                  1.30(c)   41.91(d)
     10.39        6.96(d)     9,030      0.23(c)       2.97(c)                 0.61(c)                  2.59(c)   41.91(d)
     10.37        6.43(d)     1,354      0.73(c)       2.28(c)                 1.11(c)                  1.90(c)   41.91(d)
 -------------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights
Selected Data for a Share Outstanding Throughout each Period


                                          Income from
                                   investment operations(a)     Distributions to shareholders
                                   ------------------------- -----------------------------------

                         Net asset                                      In excess
                          value,      Net      Net realized   From net    of net                 Net increase
                         beginning investment and unrealized investment investment   From net    in net asset
                         of period   income       gain         income     income   realized gain    value
 FOR THE YEAR ENDED DECEMBER 31,

  1999 - Class A Shares   $10.29     $0.11        $2.03        $(0.11)    $(0.08)     $   --        $1.95
  1999 - Class B Shares    10.28      0.02         2.02         (0.02)     (0.09)         --         1.93
  1999 - Class C Shares    10.28      0.02         2.03         (0.02)     (0.09)         --         1.94
  1999 - Institutional
  Shares                   10.29      0.13         2.05         (0.13)     (0.11)         --         1.94
  1999 - Service Shares    10.29      0.09         2.03         (0.09)     (0.10)         --         1.93

 FOR THE PERIOD ENDED DECEMBER 31,(e)

  1998 - Class A Shares    10.00      0.10         0.36         (0.10)     (0.02)      (0.05)        0.29
  1998 - Class B Shares    10.00      0.05         0.35         (0.05)     (0.02)      (0.05)        0.28
  1998 - Class C Shares    10.00      0.05         0.35         (0.05)     (0.02)      (0.05)        0.28
  1998 - Institutional
  Shares                   10.00      0.12         0.37         (0.12)     (0.03)      (0.05)        0.29
  1998 - Service Shares    10.00      0.09         0.35         (0.09)     (0.01)      (0.05)        0.29
 ------------------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if sales or redemption charges were taken into account.
 (c) Annualized.
 (d) Not annualized.
 (e) Class A, Class B, Class C, Institutional and Service Share activity commenced on January 2, 1998.




 Goldman Sachs Growth Strategy Portfolio -- Tax Information (unaudited)

   During the tax year ended December 31, 1999, 17.83% of the ordinary income dividends paid by the Portfolio qualify for the dividend received deduction available for corporations.
The accompanying notes are an integral part of these financial statements.

                                         GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

                                                                        Ratios assuming
                                                                      no voluntary waiver
                                                                 of fees or expense limitations
                                                                 --------------------------------------
                                                     Ratio of                              Ratio of
                          Net assets   Ratio of   net investment   Ratio of             net investment
  Net asset               at end of  net expenses     income      expenses to             income to            Portfolio
  value, end     Total      period    to average    to average      average                average             turnover
  of period    return(b)  (in 000s)   net assets    net assets    net assets              net assets             rate
    $12.24       20.85%    $130,322      0.59%         0.90%                  0.87%                   0.62%       49.52%
     12.21       19.87      121,937      1.34          0.17                   1.62                   (0.11)       49.52
     12.22       19.96       70,127      1.34          0.16                   1.62                   (0.12)       49.52
     12.23       21.24        5,891      0.19          1.40                   0.47                    1.12        49.52
     12.22       20.62          735      0.69          0.87                   0.97                    0.59        49.52


     10.29        4.62(d)   128,832      0.60(c)       1.50(c)                1.15(c)                 0.95(c)  38.43(d)
     10.28        3.98(d)   109,246      1.30(c)       0.83(c)                1.78(c)                 0.35(c)  38.43(d)
     10.28        3.96(d)    63,925      1.30(c)       0.79(c)                1.78(c)                 0.31(c)  38.43(d)
     10.29        4.92(d)     2,205      0.23(c)       2.88(c)                0.71(c)                 2.40(c)  38.43(d)
     10.29        4.45(d)       378      0.73(c)       1.63(c)                1.21(c)                 1.15(c)  38.43(d)
 -----------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS AGGRESSIVE GROWTH STRATEGY PORTFOLIO

Financial Highlights
Selected Data for a Share Outstanding Throughout each Period


                                        Income (loss) from
                                     investment operations(a)      Distributions to shareholders
                                   ---------------------------- -----------------------------------

                         Net asset                                         In excess
                          value,        Net       Net realized   From net    of net                 Net increase
                         beginning  investment   and unrealized investment investment   From net    in net asset
                         of period income (loss)     gain         income     income   realized gain    value
 FOR THE YEAR ENDED DECEMBER 31,

  1999 - Class A Shares   $10.16       $0.02         $2.56        $(0.02)    $(0.11)     $   --        $2.45
  1999 - Class B Shares    10.14       (0.07)         2.54            --      (0.04)         --         2.43
  1999 - Class C Shares    10.15       (0.06)         2.53            --      (0.05)         --         2.42
  1999 - Institutional
  Shares                   10.16        0.06          2.55         (0.06)     (0.11)         --         2.44
  1999 - Service Shares    10.15          --          2.55            --      (0.11)         --         2.44

 FOR THE PERIOD ENDED DECEMBER 31,(e)

  1998 - Class A Shares    10.00        0.05          0.20         (0.05)        --       (0.04)        0.16
  1998 - Class B Shares    10.00        0.01          0.18         (0.01)        --       (0.04)        0.14
  1998 - Class C Shares    10.00        0.01          0.19         (0.01)        --       (0.04)        0.15
  1998 - Institutional
  Shares                   10.00        0.07          0.20         (0.07)        --       (0.04)        0.16
  1998 - Service Shares    10.00        0.04          0.21         (0.04)     (0.02)      (0.04)        0.15
 ---------------------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if sales or redemption charges were taken into account.
 (c) Annualized.
 (d) Not annualized.
 (e) Class A, Class B, Class C, Institutional and Service Share activity commenced on January 2, 1998.




 Goldman Sachs Aggressive Growth Strategy Portfolio -- Tax Information
 (unaudited)

   During the tax year ended December 31, 1999, 39.26% of the ordinary income dividends paid by the Portfolio qualify for the dividend re-ceived deduction available for corporations.
The accompanying notes are an integral part of these financial statements.

                              GOLDMAN SACHS AGGRESSIVE GROWTH STRATEGY PORTFOLIO

                                                                        Ratios assuming
                                                                      no voluntary waiver
                                                                 of fees or expense limitations
                                                                 --------------------------------------
                                                     Ratio of                              Ratio of
                          Net assets   Ratio of   net investment   Ratio of             net investment
  Net asset               at end of  net expenses     income      expenses to             income to             Portfolio
  value, end     Total      period    to average    to average      average                average              turnover
  of period    return(b)  (in 000s)   net assets    net assets    net assets             net  assets              rate
    $12.61       25.39%    $58,387       0.59%         0.12%                  1.00%                  (0.29)%      47.34%
     12.57       24.41      47,462       1.34         (0.63)                  1.75                   (1.04)       47.34
     12.57       24.35      28,573       1.34         (0.61)                  1.75                   (1.02)       47.34
     12.60       25.74       3,570       0.19          0.66                   0.60                    0.25        47.34
     12.59       25.17         137       0.69          0.00                   1.10                   (0.41)       47.34


     10.16        2.57(d)   47,135       0.60(c)       0.91(c)                1.42(c)                 0.09 (c)    26.27(d)
     10.14        1.93(d)   41,204       1.30(c)       0.14(c)                2.05(c)                (0.61)(c)    26.27(d)
     10.15        2.04(d)   21,726       1.30(c)       0.16(c)                2.05(c)                (0.59)(c)    26.27(d)
     10.16        2.80(d)      124       0.24(c)       8.17(c)                0.99(c)                 7.42 (c)    26.27(d)
     10.15        2.54(d)      121       0.74(c)       0.76(c)                1.49(c)                 0.01 (c)    26.27(d)
 -------------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS TRUST -- ASSET ALLOCATION PORTFOLIOS

Report of Independent Public Accountants

 To the Shareholders and Board of Trustees of Goldman Sachs Trust -- Asset Allocation Portfolios:

 We have audited the accompanying statements of assets and liabilities of Goldman Sachs Conservative Strategy Portfolio, Goldman Sachs Balanced Strat-egy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Growth Strategy Portfolio and Goldman Sachs Aggressive Growth Strategy Portfolio, the portfolios constituting Goldman Sachs Trust -- Asset Alloca-tion Portfolios (a Delaware Business Trust), including the statements of in-vestments, as of December 31, 1999, and the related statements of operations, the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to ex-press an opinion on these financial statements and the financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the finan-cial statements and financial highlights. Our procedures included confirma-tion of securities owned as of December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the over-all financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and the financial highlights re-ferred to above present fairly, in all material respects, the financial posi-tion of Goldman Sachs Conservative Strategy Portfolio, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Growth Strategy Portfolio and Goldman Sachs Aggressive Growth Strategy Portfolio, constituting Goldman Sachs Trust -- Asset Allocation Portfolios as of December 31, 1999, the results of their operations, the changes in their net assets and the financial highlights for the periods pre-sented, in conformity with generally accepted accounting principles.

                                   ARTHUR ANDERSEN LLP
 Boston, Massachusetts
 February 16, 2000

                       GOLDMAN SACHS MONEY MARKET FUNDS
                 GOLDMAN SACHS -- INSTITUTIONAL LIQUID ASSETS
                            FINANCIAL SQUARE FUNDS

________________________________________________________________________________


                      STATEMENT OF ADDITIONAL INFORMATION
                                  ILA SHARES
                           ILA ADMINISTRATION SHARES
                              ILA SERVICE SHARES
                              ILA CLASS B SHARES
                              ILA CLASS C SHARES
                            CASH MANAGEMENT SHARES
                                  FST SHARES
                              FST SERVICE SHARES
                           FST ADMINISTRATION SHARES
                             FST PREFERRED SHARES
                               FST SELECT SHARES

________________________________________________________________________________


Goldman Sachs Trust (the "Trust") is an open-end management investment company (or mutual fund) which includes the Goldman Sachs - Institutional Liquid Assets Portfolios and Financial Square Funds. This Statement of Additional Information relates solely to the offering of (a) ILA Shares, ILA Administration Shares and ILA Service Shares of: Prime Obligations Portfolio ("ILA Prime Obligations Portfolio"), Money Market Portfolio ("ILA Money Market Portfolio"), Treasury Obligations Portfolio ("ILA Treasury Obligations Portfolio"), Treasury Instruments Portfolio ("ILA Treasury Instruments Portfolio"), Government Portfolio ("ILA Government Portfolio"), Federal Portfolio ("ILA Federal Portfolio"), Tax-Exempt Diversified Portfolio ("ILA Tax-Exempt Diversified Portfolio"), Tax-Exempt California Portfolio ("ILA Tax-Exempt California Portfolio") and Tax-Exempt New York Portfolio ("ILA Tax-Exempt New York Portfolio") (individually, an "ILA Portfolio" and collectively the "ILA Portfolios"); (b) ILA Class B and Class C Shares of ILA Prime Obligations Portfolio; (c) Cash Management Shares of: ILA Prime Obligations Portfolio, ILA Money Market Portfolio, ILA Government Portfolio, ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio and ILA Tax-Exempt New York Portfolio; and (d) FST Shares, FST Service Shares, FST Administration Shares, FST Preferred Shares and FST Select Shares of: Goldman Sachs - Financial Square Prime Obligations Fund ("FS Prime Obligations Fund"), Goldman Sachs - Financial Square Money Market Fund ("FS Money Market Fund"), Goldman Sachs - Financial Square Treasury Obligations Fund ("FS Treasury Obligations Fund"), Goldman Sachs-Financial Square Treasury Instruments Fund ("FS Treasury Instruments Fund"), Goldman Sachs - Financial Square Government Fund ("FS Government Fund"), Goldman Sachs - Financial Square Federal Fund ("FS Federal Fund") and Goldman Sachs -Financial Square Tax-Free Money Market Fund ("FS Tax-Free Fund") (individually, a "Fund," collectively the "Financial Square Funds" and together with the ILA Portfolios, the "Series").

The terms "share" and "shares" may be used interchangeably herein to refer to shares of the Series.

Goldman Sachs Asset Management ("GSAM" or the "Investment Adviser"), a unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the Series' investment adviser. Goldman Sachs serves as distributor and transfer agent to the Series.

The Goldman Sachs Funds offer banks, corporate cash managers, investment advisers and other institutional investors a family of professionally-managed mutual funds, including money market, fixed income and equity funds, and a range of related services. All products are designed to provide clients with the benefit of the expertise of GSAM and its affiliates in security selection, asset allocation, portfolio construction and day-to-day management.

The hallmark of the Goldman Sachs Funds is personalized service, which reflects the priority that Goldman Sachs places on serving clients' interests. Service Organizations, as defined below, and other Goldman Sachs clients will be assigned an Account Administrator ("AA"), who is ready to help with questions concerning their accounts. During business hours, Service Organizations and other Goldman Sachs clients can call their AA through a toll-free number to place purchase or redemption orders or to obtain Series and account information. The AA can also answer inquiries about rates of return and portfolio composition/holdings, and guide Service Organizations through operational details. A Goldman Sachs client can also utilize the SMART personal computer software system which allows Service Organizations to purchase and redeem shares and also obtain Series and account information directly.

This Statement of Additional Information is not a prospectus and should be read in conjunction with each Prospectus relating to the ILA Shares, ILA Administration Shares, ILA Service Shares, ILA Class B Shares, ILA Class C Shares, ILA Cash Management Shares, FST Shares, FST Service Shares, FST Administration Shares, FST Preferred Shares and FST Select Shares each dated May 1, 2000 as may be further amended and supplemented from time to time. A copy of each Prospectus may be obtained without charge from Service Organizations, as defined below, or by calling Goldman, Sachs Co. at 1-800-621-2550 or by writing Goldman, Sachs Co., 4900 Sears Tower, Chicago, Illinois 60606.

The audited financial statements and related report of Arthur Andersen LLP, the former independent public accountants for each Series, contained in each Series' 1999 annual report are incorporated herein by reference in the section "Financial Statements." No other portions of the Series' Annual Report are incorporated by reference. PricewaterhouseCoopers LLP, independent public accountants, have been selected as the independent public accountants of the Series for the fiscal year ending December 31, 2000.

The date of this Additional Statement is May 1, 2000.

                               TABLE OF CONTENTS


                                                           Page in
                                                           Statement of
                                                           Additional
                                                           Information
                                                           -----------

INVESTMENT POLICIES AND PRACTICES OF THE SERIES.........        1
INVESTMENT LIMITATIONS..................................       37
TRUSTEES AND OFFICERS...................................       42
THE INVESTMENT ADVISER, DISTRIBUTOR AND TRANSFER AGENT..       53
PORTFOLIO TRANSACTIONS..................................       61
NET ASSET VALUE.........................................       63
REDEMPTIONS.............................................       64
CALCULATION OF YIELD QUOTATIONS.........................       65
TAX INFORMATION.........................................       75
ORGANIZATION AND CAPITALIZATION.........................       80
CUSTODIAN AND SUBCUSTODIAN..............................       87
INDEPENDENT ACCOUNTANTS.................................       87
FINANCIAL STATEMENTS....................................       88
OTHER INFORMATION.......................................       88
ADMINISTRATION PLANS....................................       90
SERVICE PLANS...........................................       93
SELECT PLAN.............................................       98
DISTRIBUTION AND SERVICE PLANS..........................       99
APPENDIX A..............................................      A-1
Appendix B..............................................      B-1

                INVESTMENT POLICIES AND PRACTICES OF THE SERIES


     Each Series is a separate pool of assets which pursues its investment objective through separate investment policies. Each Series other than ILA Tax-Exempt California Portfolio and ILA Tax-Exempt New York Portfolio is a diversified, open-end management investment company. The ILA Tax-Exempt California Portfolio and ILA Tax-Exempt New York Portfolio are non-diversified open-end management investment companies. Capitalized terms used but not defined herein have the same meaning as in the Prospectus. The following discussion elaborates on the description of each Series' investment policies and practices contained in the Prospectus:

U.S. Government Securities




     Each Series (except the ILA Treasury Obligations Portfolio, ILA Treasury Instruments Portfolio, ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio and ILA Tax-Exempt New York Portfolio and FS Treasury Obligations Fund, FS Treasury Instruments Fund and FS Tax-Free Fund) may invest in U.S. Government Securities. U.S. Government Securities are deemed to include
(a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations may therefore be regarded as illiquid.

     Each Series (except the ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio and FS Tax-Free
Fund) may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

Custodial Receipts

     Each Series (other than ILA Treasury Obligations Portfolio, ILA Treasury Instruments Portfolio, ILA Government Portfolio, ILA Federal Portfolio, FS Treasury Obligations Fund, FS Treasury Instruments Fund, FS Government Fund, and FS Federal Fund) may also acquire U.S. Government Securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Government notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATS"). Although custodial receipts are not considered U.S. Government Securities for certain securities law purposes, the securities underlying such receipts are issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities.

Bank and Corporate Obligations

Each Series (other than ILA Treasury Obligations Portfolio, ILA Treasury Instruments Portfolio, ILA Government Portfolio, ILA Federal Portfolio, FS Treasury Obligations Fund, FS Treasury Instruments Fund, FS Government Fund and FS Federal Fund) may invest in commercial paper, including variable amount master demand notes and asset-backed commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, and finance companies. The commercial paper purchased by the Series consists of direct U.S. dollar-denominated obligations of domestic or, in the case of ILA Money Market Portfolio and FS Money Market Fund, foreign issuers. The ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio and FS Tax-Free Fund may invest only in tax-exempt commercial paper. Bank obligations in which the ILA Prime Obligations Portfolio, ILA Money Market Portfolio, FS Prime Obligations Fund and FS Money Market Fund may invest include certificates of deposit, unsecured bank promissory notes, bankers' acceptances, fixed time deposits and bank notes. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.




     Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers' acceptances rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

     The ILA Money Market Portfolio and FS Money Market Fund will invest more than 25% of their total assets in bank obligations (whether foreign or domestic), including bank commercial paper. However, if adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits) these Funds may, for defensive purposes, temporarily invest less than 25% of their total assets in bank obligations. As a result, the Funds may be especially affected by favorable and adverse developments in or related to the banking industry. The activities of U.S. banks and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion.

Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

     The ILA Prime Obligations Portfolio, ILA Money Market Portfolio, FS Prime Obligations Fund and FS Money Market Fund may invest in other short-term obligations, including short-term funding agreements payable in U.S. dollars and issued or guaranteed by U.S. corporations, foreign corporations (with respect to the ILA Money Market Portfolio and FS Money Market Fund) or other entities. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee a stream of payments over time. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there is no secondary market for these investments, any such funding agreement purchased by a Series will be regarded as illiquid.

Repurchase Agreements

     Each Series (other than the ILA Treasury Instruments Portfolio, ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio, FS Treasury Instruments Fund and FS Tax-Free Fund) may enter into repurchase agreements with primary dealers in U.S. Government Securities and banks affiliated with such primary dealers. A repurchase agreement is an arrangement under which the purchaser (i.e., the Series) purchases a U.S. Government Security or other high quality short-term debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. The ILA Federal Portfolio and FS Federal Fund may, but do not presently intend to, invest in repurchase agreements.

     Custody of the Obligation will be maintained by the Series' custodian or subcustodian for the duration of the agreement. The repurchase price may be higher than the purchase price, the difference being income to the Series, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Series together with the repurchase price on repurchase. In either case, the income to the Series is unrelated to the interest rate on the Obligation subject to the repurchase agreement. The value of the purchased securities, including accrued interest, will at all times equal or exceed the value of the repurchase agreement.

     Repurchase agreements pose certain risks for all entities, including the Series, that utilize them. Such risks are not unique to the Series but are inherent in repurchase agreements. The Series seek to minimize such risks by, among others, the means indicated below, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated.

     For purposes of the Investment Company Act of 1940, as amended (the "Act"), and generally, for tax purposes, a repurchase agreement is deemed to be a loan from the Series to the seller of the Obligation. It is not clear whether for other purposes a court would consider the

Obligation purchased by the Series subject to a repurchase agreement as being owned by the Series or as being collateral for a loan by the Series to the seller.

     If, in the event of bankruptcy or insolvency proceedings against the seller of the Obligation, a court holds that the Series does not have a perfected security interest in the Obligation, the Series may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Series would be at risk of losing some or all of the principal and income involved in the transaction. To minimize this risk, the Series utilize custodians and subcustodians that the Investment Adviser believes follow customary securities industry practice with respect to repurchase agreements, and the Investment Adviser analyzes the creditworthiness of the obligor, in this case the seller of the Obligation. But because of the legal uncertainties, this risk, like others associated with repurchase agreements, cannot be eliminated.

     Also, in the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Series may encounter delay and incur costs
before being able to sell the security.   Such a delay may involve loss of
interest or a decline in the value of the Obligation.

     Apart from risks associated with bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Series will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

     Each Series may not invest in repurchase agreements maturing in more than seven days and securities which are not readily marketable if, as a result thereof, more than 10% of the net assets of that Series (taken at market value) would be invested in such investments. Certain repurchase agreements which mature in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

In addition, each Series (other than the ILA Treasury Instruments Portfolio, ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio, FS Treasury Instruments Fund and FS Tax-Free Fund), together with other registered investment companies having management agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Foreign Securities

     The ILA Money Market Portfolio and FS Money Market Fund may invest in certificates of deposit, commercial paper, unsecured bank promissory notes, bankers' acceptances, fixed time deposits and other debt obligations issued or guaranteed by major foreign banks which have more than $1 billion in total assets at the time of purchase, U.S. branches of such foreign banks (Yankee obligations), foreign branches of such foreign banks and foreign branches of U.S. banks. The ILA Prime Obligations Portfolio and FS Prime Obligations Fund may invest in certificates of deposit, commercial paper, unsecured bank promissory notes, bankers' acceptances, fixed time deposits and other obligations issued by foreign branches of U.S. banks. The ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio and FS Tax-Free Fund may also invest in municipal instruments backed by letters of credit or other forms of credit enhancement issued by foreign banks which have a branch, agency or subsidiary in the U.S. Under current Securities and Exchange Commission ("SEC") rules relating to the use of the amortized cost method of portfolio securities valuation, the ILA Money Market Portfolio and FS Money Market Fund are restricted to purchasing U.S. dollar-denominated securities, but are not otherwise precluded from purchasing securities of foreign issuers.

     The ILA Money Market Portfolio and FS Money Market Fund may invest in U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government. The ILA Money Market Portfolio and FS Money Market Fund may also invest in U.S. dollar-denominated obligations issued or guaranteed by any entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of nationally recognized statistical rating organizations ("NRSRO's"). The ILA Money Market Portfolio and FS Money Market Fund may not invest more than 25% of their total assets in the securities of any one foreign government.

     Investments in foreign securities and bank obligations may involve considerations different from investments in domestic securities due to limited publicly available information; non-uniform accounting standards; the possible imposition of withholding or confiscatory taxes; the possible adoption of foreign governmental restrictions affecting the payment of principal and interest; expropriation; or other adverse political or economic developments.
In addition, it may be more difficult to obtain and enforce a judgment against a foreign issuer or a foreign branch of a domestic bank.

Asset-Backed and Receivables-Backed Securities

     The ILA Prime Obligations Portfolio, ILA Money Market Portfolio, FS Prime Obligations Fund and FS Money Market Fund may invest in asset-backed and receivables-backed securities. Asset-backed and receivables-backed securities represent participations in, or are secured by and payable from, pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements, corporate receivables and other categories of receivables. Such asset pools are securitized through the use of privately-formed trusts or special purpose vehicles. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution or other credit enhancements may be present. The value of a Series' investments in asset-backed and receivables-backed securities may be adversely affected by prepayment of the underlying obligations. In addition, the risk of prepayment may cause the value of these investments to be more volatile than a Series' other investments.

     Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases, trade receivables and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures. Consistent with their respective investment objectives and policies, the Series may invest in these and other types of asset-backed securities that may be developed in the future. This Additional Statement will be amended or supplemented as necessary to reflect the ILA Prime Obligations Portfolio, ILA Money Market Portfolio, FS Prime Obligations Fund and FS Money Market Fund intention to invest in asset-backed securities with characteristics that are materially different from the securities described in the preceding paragraph. However, a Series will generally not invest in an asset-backed security if the income received with respect to its investment constitutes rental income or other income not treated as qualifying income under the 90% test described in "Tax Information" below. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments in response to interest rate fluctuations.

     As set forth below, several types of asset-backed and receivables-backed securities have already been offered to investors, including for example, Certificates for Automobile Receivables(sm) ("CARS(sm)") and interests in pools of credit card receivables. CARS(sm) represent undivided fractional interests in a trust ("CAR Trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS(sm) are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the CAR Trust. An investor's return on CARS(sm) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the CAR Trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

     Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

     Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor or servicer. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transactions or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information reflecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the value of or return on an investment in such a security.

     The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments could require the ILA Prime Obligations Portfolio, ILA Money Market Portfolio, FS Prime Obligations Fund and FS Money Market Fund to dispose of any then existing holdings of such securities.

     To the extent consistent with its investment objectives and policies, each of the ILA Prime Obligations Portfolio, ILA Money Market Portfolio, FS Prime Obligations Fund and FS Money Market Fund may invest in new types of mortgage related securities and in other asset-backed securities that may be developed in the future.

Forward Commitments and When-Issued Securities

     Each Series may purchase securities on a when-issued basis and enter into forward commitments. These transactions involve a commitment by the Series to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges, but may be traded over-the-counter.

     A Series will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Series may dispose of or renegotiate a commitment after entering into it. A Series also may sell securities it has committed to purchase before those securities are delivered to the Series on the settlement date. The Series may realize a capital gain or loss in connection with these transactions; distributions from any net capital gains would be taxable to its shareholders. For purposes of determining a Series' average dollar weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.

     When a Series purchases securities on a when-issued or forward commitment basis, the Series will segregate cash or liquid assets having a value (determined daily) at least equal to the amount of the Series' purchase commitments. Alternatively, a Series may enter into off-setting contracts for the forward sale of other securities that it owns. In the case of a forward commitment to sell portfolio securities subject to such commitment, the Series will segregate the portfolio securities while the commitment is outstanding. These procedures are designed to ensure that the Series will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

Variable Amount Master Demand Notes

     Each Series (other than the ILA Treasury Obligations Portfolio, ILA Treasury Instruments Portfolio, ILA Federal Portfolio, FS Treasury Obligations Fund, FS Treasury Instruments Fund, and FS Federal Fund) may purchase variable amount master demand notes. These obligations permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Series, as lender, and the borrower. Variable amount master demand notes are direct lending arrangements between the lender and borrower and are not generally transferable, nor are they ordinarily rated. A Series may invest in them only if the Investment Adviser believes that the notes are of comparable quality to the other obligations in which that Series may invest.

Variable Rate and Floating Rate Obligations

     The interest rates payable on certain fixed income securities in which a Series may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation.

     Each Series (other than the ILA Prime Obligations Portfolio, ILA Money Market Portfolio, ILA Treasury Obligations Portfolio, ILA Treasury Instruments Portfolio, ILA Government Portfolio, ILA Federal Portfolio, FS Prime Obligations Fund, FS Money Market Fund, FS Treasury Obligations Fund, FS Treasury Instruments Fund, FS Government Fund and FS Federal Fund) may purchase variable and floating rate demand instruments that are tax-exempt municipal obligations or other debt securities issued by corporations and other non-governmental issuers that possess a floating or variable interest rate adjustment formula. These instruments permit a Series to demand payment of the principal balance plus unpaid accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument.

     The terms of the variable or floating rate demand instruments that a Series may purchase provide that interest rates are adjustable at intervals ranging from daily up to six months, and the adjustments are based upon current market levels, the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Some of these instruments are payable on demand on a daily basis or on not more than seven days' notice. Others, such as instruments with quarterly or semi-annual interest rate adjustments, may be put back to the issuer on designated days on not more than thirty days' notice. Still others are automatically called by the issuer unless the Series instructs otherwise. The Trust, on behalf of the Series, intends to exercise the demand only (1) upon a default under the terms of the debt security; (2) as needed to provide liquidity to a Series; (3) to maintain the respective quality standards of a Series' investment portfolio; or (4) to attain a more optimal portfolio structure. A Series will determine the variable or floating rate demand instruments that it will purchase in accordance with procedures approved by the Trustees to minimize credit risks. To be eligible for purchase by a Series, a variable or floating rate demand instrument which is unrated must have high quality characteristics similar to other obligations in which the Series may invest. The Investment Adviser may determine that an unrated variable or floating rate demand instrument meets a Series' quality criteria by reason of being backed by a letter of credit, guarantee, or demand feature issued by an entity that meets the quality criteria for the Series. Thus, either the credit of the issuer of the obligation or the provider of the credit support or both will meet the quality standards of the Series.

     As stated in the Prospectuses, the Series may consider the maturity of a long-term variable or floating rate demand instrument to be shorter than its ultimate stated maturity under specified conditions. The acquisition of variable or floating rate demand notes for a Series must also meet the requirements of rules issued by the SEC applicable to the use of the amortized cost method of securities valuation. The Series will also consider the liquidity of the market for variable and floating rate instruments, and in the event that such instruments are illiquid, the Series' investments in such instruments will be subject to the limitation on illiquid investments.





     Each Series may invest in participation interests, a type of variable or floating rate obligation, held by financial institutions (usually commercial banks). Such participation interests provide the Series with a specific undivided interest (up to 100%) in the underlying obligation and the right to demand payment of its proportional interest in the unpaid principal balance plus accrued interest from the financial institution upon a specific number of days' notice. In addition, the participation interest generally is backed by an irrevocable letter of credit or guarantee from the institution. The financial institution usually is entitled to a fee for servicing the obligation and providing the letter of credit.

Restricted and Other Illiquid Securities

     A Series may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), including restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. However, a Series will not invest more than 10% of the value of its net assets in securities which are illiquid, which includes fixed time deposits with a notice or demand period of more than seven days that cannot be traded on a secondary market and restricted securities. The Board of Trustees has adopted guidelines under which the Investment Adviser determines and monitors the liquidity of restricted securities subject to the oversight of the Trustees. Restricted securities (including securities issued under Rule 144A and commercial paper issued under Section 4(2) of the 1933 Act) which are determined to be liquid will not be deemed to be illiquid investments for purposes of the foregoing restriction. Since it is not possible to predict with assurance that the market for restricted securities will continue to be liquid, the Investment Adviser will monitor each Series' investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Series to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Municipal Obligations

     The ILA Prime Obligations Portfolio, ILA Money Market Portfolio, ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio, FS Prime Obligations Fund, FS Money Market Fund, and FS Tax-Free Fund may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on most of these obligations is generally exempt from regular federal income tax. The two principal classifications of municipal obligations are "notes" and "bonds." The ILA Prime Obligations Portfolio, ILA Money Market Portfolio, FS Prime Obligations Fund and FS Money Market Fund may invest in municipal obligations when yields on such securities are attractive compared to other taxable investments.

     Notes.   Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes, construction loan notes, tax-exempt commercial paper and certain receipts for municipal obligations.

     Tax anticipation notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. They are frequently general obligations of the issuer, secured by the taxing power for payment of principal and interest. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as federal or state aid. Tax anticipation notes and revenue anticipation notes are generally issued in anticipation of various seasonal revenues such as income, sales, use, and business taxes. Bond anticipation notes are sold to provide interim financing in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. Tax-exempt commercial paper consists of short-term unsecured promissory notes issued by a state or local government or an authority or agency thereof. The Series which invest in municipal obligations may also acquire securities in the form of custodial receipts which evidence ownership of future interest payments, principal payments or both on certain state and local governmental and authority obligations when, in the opinion of bond counsel, if any, interest payments with respect to such custodial receipts are excluded from gross income for federal income tax purposes, and in the case of the ILA Tax-Exempt California and ILA Tax-Exempt New York Portfolios, exempt from California and New York (city and state) personal income taxes, respectively. Such obligations are held in custody by a bank on behalf of the holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts" ("MRs") and "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATS"). There are a number of other types of notes issued for different purposes and secured differently from those described above.

     Bonds. Municipal bonds, which generally meet longer term capital needs and have maturities of more than one year when issued, have two principal classifications, "general obligation" bonds and "revenue" bonds.

     General obligation bonds are issued by entities such as states, counties, cities, towns and regional districts and are used to fund a wide range of public projects including the construction or improvement of schools, highways and
roads, water and sewer systems and a variety of other public purposes.   The
basic security of general obligation bonds is the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

     Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.

     Private activity bonds (a term that includes certain types of bonds the proceeds of which are used to a specified extent for the benefit of persons other than governmental shares), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Each Series (other than the ILA Treasury Obligations Portfolio, ILA Treasury Instruments Portfolio, ILA Government Portfolio, ILA Federal Portfolio, FS Treasury Obligations Fund, FS Treasury Instruments Fund, FS Government and FS Federal Funds) may invest in private activity bonds. The
                                                  ----------------
ILA Tax-Exempt New York Portfolio will limit its investments in private activity bonds to not more than 20% of its net assets under normal market conditions.
The ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio and FS Tax-Free Fund do not intend to invest in private activity bonds if the interest from such bonds would be an item of tax preference to shareholders under the federal alternative minimum tax. If such policy should change in the future, such investments would not exceed 20% of the net assets of each of the ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio and the FS Tax-Free Fund under normal market conditions. The ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio and FS Tax-Free Fund do not intend to invest more than 25% of the value of their respective total assets in private activity bonds or similar obligations where non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry.

     Municipal bonds with a series of maturity dates are called serial bonds. The serial bonds which the Series may purchase are limited to short-term serial bonds---those with original or remaining maturities of thirteen months or less. The Series may purchase long-term bonds provided that they have a remaining maturity of thirteen months or less or, in the case of bonds called for redemption, the date on which the redemption payment must be made is within thirteen months. The Series may also purchase long-term bonds (sometimes referred to as "Put Bonds"), which are subject to a Series' commitment to put the bond back to the issuer at par at a designated time within thirteen months and the issuer's commitment to so purchase the bond at such price and time.

     The Series which invest in municipal obligations may invest in tender option bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holder the option, at periodic intervals, to tender its securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults by, or a significant downgrading in the credit rating assigned to, the issuer of the bond.

     The tender option will be taken into consideration in determining the maturity of tender option bonds and the average portfolio maturity of a Series. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Consequently, tender option bonds are deemed to be liquid unless, in the opinion of the Investment Adviser, the credit quality of the bond issuer and the financial institution is deemed, in light of the relevant Series' credit quality requirements, to be inadequate.

     Although the ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio and FS Tax-Free Fund intend to invest in tender option bonds the interest on which will, in the opinion of counsel for the issuer and sponsor or counsel selected by the Investment Adviser, be excluded from gross income for federal income tax purposes, there is no assurance that the Internal Revenue Service will agree with such counsel's opinion in any particular case. Consequently, there is a risk that a Series will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. A similar risk exists for certain other investments subject to puts or similar rights. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender options and the associated fees, in relation to various regulated investment company tax provisions is unclear. The ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio and FS Tax-Free Fund intend to manage their respective portfolios in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

     In addition to general obligation bonds, revenue bonds and serial bonds, there are a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications above.

     The ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio and FS Tax-Free Fund may purchase municipal instruments that are backed by letters of credit issued by foreign banks that have a branch, agency or subsidiary in the United States. Such letters of credit, like other obligations of foreign banks, may involve credit risks in addition to those of domestic obligations, including risks relating to future political and economic developments, nationalization, foreign governmental restrictions such as exchange controls and difficulties in obtaining or enforcing a judgment against a foreign bank (including branches).


     For the purpose of investment restrictions of the Series, the identification of the "issuer" of municipal obligations that are not general obligation bonds is made by the Investment Adviser on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal of and interest on such obligations.

     An entire issue of municipal obligations may be purchased by one or a small number of institutional investors such as one of the Series. Thus, the issue may not be said to be publicly offered. Unlike securities which must be registered under the 1933 Act prior to offer and sale, municipal obligations which are not publicly offered may nevertheless be readily marketable. A secondary market may exist for municipal obligations which were not publicly offered initially.

     Municipal obligations purchased for a Series may be subject to the Series' policy on holdings of illiquid securities. The Investment Adviser determines whether a municipal obligation is liquid based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its value. The Investment Adviser believes that the quality standards applicable to each Series' investments enhance liquidity. In addition, stand-by commitments and demand obligations also enhance liquidity.

     Yields on municipal obligations depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation and the quality of the issue. High quality municipal obligations tend to have a lower yield than lower rated obligations. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due principal of and interest on its or their municipal obligations may be materially affected.

Investing in California

     The financial condition of the State of California ("California"), its public authorities and local governments could affect the market values and marketability of, and therefore the net asset value per share and the interest income of, the ILA Tax-Exempt California Portfolio, or result in the default of existing obligations, including obligations which may be held by the ILA Tax-Exempt California Portfolio. The following section provides only a brief summary of the complex factors affecting the financial condition of California, and is based on information obtained from California, as publicly available prior to the date of this Statement of Additional Information. The information contained in such publicly available documents has not been independently verified. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of California, and that there is no obligation on the part of California to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by California.

     During the early 1990's, California experienced significant financial difficulties, which reduced its credit standing, but the State's finances have improved significantly since 1994, with ratings increases since 1996. The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for state-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California deteriorate again, its credit ratings could be reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.

Economic Factors




     California's economy is the largest among the 50 states and one of the largest in the world. The State's population of over 34 million represents about 12-1/2% of the total United States population and grew by 26% in the 1980s, more than double the national rate. Population growth slowed to less than 1% annually in 1994 and 1995, but rose to almost 2% in the final years of the 1990's. During the early 1990's, net population growth in the State was due to births and foreign immigration, but in recent years, in-migration from the other states has increased and once more represents net positive growth.

     Total personal income in the State, at an estimated $964 billion in 1999, accounts for almost 13% of all personal income in the nation. Total employment is over 15 million, the majority of which is in the service, trade and manufacturing sectors.

     From mid-1990 to late 1993, the State suffered a recession with the worst economic, fiscal and budget conditions since the 1930's. Construction, manufacturing (especially aerospace), and financial services, among others, were all severely affected, particularly in Southern California. Recovery did not begin in California until 1994, later than the rest of the nation, but since that time California's economy has outpaced the national average. By the end of 1999, unemployment in the State was at its lowest level in three decades. Economic indicators show a steady and strong recovery underway in California since the start of 1994 particularly in high technology manufacturing and services, including computer software, electronic manufacturing and motion picture/television production, and other services, entertainment and tourism, and both residential and commercial construction. International economic problems starting in 1997 had some moderating impact on California's economy, but negative impacts, such as a sharp drop in exports to Asia which hurt the manufacturing and agricultural sectors, were offset by increased exports to Latin American and other nations, and a greater strength in services, computer software and construction. With economic conditions in many Asian countries recovering in 1999, that year had the strongest economic growth in the State for the entire decade. Current forecasts predict continued strong growth of the State's economy in 2000, with slower growth predicted in 2001 and beyond. Any delay or reversal of the recovery may create new shortfalls in State revenues.

Constitutional Limitations on Taxes, Other Charges and Appropriations

     Limitation on Property Taxes. Certain California Municipal Obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Article XIIIA limits to 1% of full cash value of the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to 2% per year, except under new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

     Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits have been filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld by the U.S. Supreme Court in 1992.

     Article XIIIA prohibits local governments from raising revenues through ad valorem taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax." Court decisions, however, allowed a non-voter approved levy of "general taxes" which were not dedicated to a specific use.

     Limitations on Other Taxes, Fees and Charges. On November 5, 1996, the voters of the State approved Proposition 218, called the "Right to Vote on Taxes Act." Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

     Article XIIIC requires that all new or increased local taxes be submitted to the electorate before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote. Further, any general purpose tax which was imposed, extended or increased without voter approval after December 31, 1994 must be approved by a majority vote within two years.

     Article XIIID contains several new provisions making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. Article XIIID also contains several new provisions affecting "fees" and "charges", defined for purposes of Article XIIID to mean "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a [local government] upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as "property related" for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

     In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

     The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainty the outcome of such determinations. Proposition 218 is generally viewed as restricting the fiscal flexibility of local governments, and for this reason, some ratings of California cities and counties have been, and others may be, reduced.

     Appropriations Limits. The State and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

     Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the Governor, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

     The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State's economy.




     "Excess" revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% of any excess, with the other 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues since 1990 because of the recession, few governments are currently operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four
years.   For at least the last ten years, appropriations subject to limitation have been under the State's limit. State appropriations are estimated to be $3.8 billion under the limit for fiscal year 1999-2000.

     Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these Articles on California municipal obligations or on the ability of the State or local governments to pay debt service on such California municipal obligations. It is not possible, at the present time, to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these Articles or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Further initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

Obligations of the State of California

     Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. As of January 1, 2000, the State had outstanding approximately $20.5 billion of long-term general obligation bonds, plus $681 million of general obligation commercial paper which will be refunded by long-term bonds in the future, and $6.7 billion of lease-purchase debt supported by the State General Fund. The State also had about $13.7 billion of authorized and unissued long-term general obligation bonds and lease-purchase debt. In FY 1998-99, debt service on general obligation bonds and lease purchase debt was approximately 4.4% of General Fund revenues.

Recent Financial Results

     The principal sources of General Fund revenues in 1998-1999 were the California personal income tax (53 percent of total revenues), the sales tax (32 percent), bank and corporation taxes (10 percent), and the gross premium tax on insurance (2 percent). An estimated 20% of personal income tax receipts (10% of total General Fund) is derived from capital gains realizations and stock option income. While these sources have been extraordinarily strong in the past few years, they are particularly volatile; any sustained drop in stock market levels could have a significant impact on these revenues.

     The State maintains a Special Fund for Economic Uncertainties (the "SFEU"), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance. Because of the recession and an accumulated budget deficit, no reserve was budgeted in the SFEU from 1992-93 to 1995-96.




     Throughout the 1980's, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 35 percent).

     Recent Budgets. As a result of the severe economic recession from 1990-94 and other factors, during this period the State experienced substantial revenue shortfalls, and greater than anticipated social service costs. The State accumulated and sustained a budget deficit in the budget reserve, the SFEU, approaching $2.8 billion at its peak at June 30, 1993. The Legislature and Governor responded to these deficits by enacting a series of fiscal steps between FY1991-92 and FY1994-95, including significant cuts in health and welfare and other program expenditures, tax increases, transfers of program responsibilities and some funding sources from the State to local governments, and transfer of about $3.6 billion in annual local property tax revenues primarily from cities and counties to local school districts, thereby reducing State funding for schools. The budget deficits also led to cash flow shortfalls which led the State to use external cash flow borrowing over the end of the fiscal year for several years to fund the deficit.




     With the economic recovery which began in 1994, the State's financial condition improved markedly in the years from FY1995-96 onward, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on the actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing has occurred over the fiscal year since FY 1994-95.

     The economy grew strongly during these fiscal years, and as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97, $2.1 billion in 1997-98, and $1.6 billion in
1998-99) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97. The accumulated budget deficit from the recession years was finally eliminated. The Department of Finance estimates that the State's budget reserve (the SFEU) totaled about $1.8 billion at June 30, 1998 and $3.1 billion at June 30, 1999.

     The growth in General Fund revenues since the end of the recession resulted in significant increases in State funding for local school districts under Proposition 98. From the recession level of about $4,300 per pupil, annual State funding has increased to over $6,000 per pupil in FY 1999-2000. A significant amount of the new moneys have been directed to specific educational reforms, including reduction of class sizes in many grade levels. The improved budget condition also allowed annual increases in support for higher education in the State, permitting increased enrollment and reduction of student fees.

     Part of the 1997-98 Budget Act was completion of State welfare reform legislation to implement the new federal law passed in 1996. The new State program, called "CalWORKs," became effective January 1, 1998, and emphasizes programs to bring aid recipients into the workforce. As required by federal law, new time limits are placed on receipt of welfare aid. Generally, health and welfare costs have been contained even during the recent period of economic recovery, with the first real increases (after inflation) in welfare support levels occurring in 1999-2000.

     One of the most important elements of the 1998-99 Budget Act was agreement on substantial tax cuts. The largest of these was a phased-in cut in the Vehicle License Fee (an annual tax on the value of cars registered in the State, the "VLF"). Starting on January 1, 1999, the VLF has been reduced by 25 percent. Under pre-existing law, VLF funds are automatically transferred to cities and counties, so the new legislation provided for the General Fund to make up the reductions. If State General Fund revenues continue to grow above certain targeted levels in future years, the cut could reach as much as 67.5 percent by the year 2003. The initial 25 percent VLF cut will be offset by about $500 million in General Fund money in FY 1998-99, and $1 billion annually for future years. Other tax cuts in FY 1998-99 included an increase in the dependent credit exemption for personal income tax filers, restoration of a renter's tax credit for taxpayers, and a variety of business tax relief measures. The total cost of these tax cuts was estimated at $1.4 billion for FY 1998-99.

     FY 1999-2000 Budget. The 1999-00 Budget Act was signed on June 29, 1999, only the second time in the decade the budget was in place at the start of the fiscal year. After the Governor used his line-item veto power to reduce expenditures by about $581 million, the final spending plan called for about $63.7 billion of General Fund expenditures, $16.1 billion of Special Fund
expenditures, and $1.5 billion in bond funded expenditures.   The Governor's
final budget actions left the SFEU with an estimated balance of $881 million at June 30, 2000, but the Governor also reduced spending to set aside $300 million for future appropriation for either employee pay raises or potential litigation costs.

     The final Budget Act generally provided increased funding for a wide range of programs. Education spending under Proposition 98 received the largest increase (over $2.3 billion above 1998-99), with other significant increases for higher education, health and welfare, natural resources and capital outlay. The budget provides several hundred million dollars in direct new aid to cities and counties.

     The final spending plan includes several targeted tax cuts for businesses, totaling under $100 million in 1999-00. The plan also includes a one-time, one-year additional cut of 10 percent in the Vehicle License Fee for calendar year 2000. This cut will cost the General Fund about $500 million in each of 1999-00 and 2000-01 to make up lost funds for local governments. Under the 1998 law, the VLF cut to 35 percent would become permanent in the year 2001 if General Fund revenues reach a certain specified level in 2000-01. Current estimates indicate this level will be reached.

     In January, 2000, the Governor released his proposed budget for fiscal year 2000-01 (the "2000 Governor's Budget"), which also included updated revenue and expenditure projections for 1999-2000. Reflecting the continued strong economy in the State, the Administration revised its revenue estimates upward by $2.1 billion to $65.2 billion; expenditures were also projected to increase by a like amount. The Administration's projected balance in the SFEU at June 30, 2000 increased from about $880 million to over $2.4 billion. In February, 2000 the State Legislative Analyst's Office ("LAO") released a report with more recent revenue estimates, based in part on actual revenues for December, 1999 and January, 2000, which were not available for the 2000 Governor's Budget. In the fourth quarter of 1999, personal income tax revenues were 17% higher than the
year-earlier period.   The LAO Report indicated revenues in 1999-2000 could be
as much as $2.1 billion higher than the 2000 Governor's Budget estimate.

     Although, as noted, the Administration projected a budget reserve in the SFEU of about $2.4 billion on June 30, 1999, the General Fund fund balance on that date also reflects $1.0 billion of "loans" which the General Fund made to local schools in the recession years, representing cash outlays above the mandatory minimum funding level. Settlement of litigation over these transactions in July 1996 calls for repayment of these loans over the period ending in 2001-02, about equally split between outlays from the General Fund and from schools' entitlements. The 1999-2000 Budget Act contained a $350 million appropriation from the General Fund toward this settlement.

     Proposed FY 2000-01 Budget. In the 2000 Governor's Budget, the Administration proposed General Fund expenditures of $68.8 billion, based on expected revenues of $68.2 billion (including $390 million from the tobacco litigation settlement and sale of assets). The proposal included a balance in the SFEU at June 30, 2001 of $1.2 billion, plus set-aside of an additional $600 million for legal contingencies and legislative initiatives. The Governor proposed substantial additional funding for K-12 schools, higher education, capital outlay and other programs. The February, 2000 LAO Report indicated General Fund revenues for 2000-01 could be as much as $2.1 billion higher than projected in the 2000 Governor's Budget (in addition to the $2.1 billion additional revenue for 1999-2000), assuming continued strong economic growth in the State and in the stock market. Final decisions for the 2000-01 Budget will be made by the Governor and Legislature by July, 2000.




     Although the State's strong economy is producing record revenues to the State government, the State's budget continues to be under stress from mandated spending on education, a rising prison population, and social needs of a growing population with many immigrants. These factors which limit State spending growth also put pressure on local governments. There can be no assurances that, if economic conditions weaken, or other factors intercede, the State will not experience budget gaps in the future.

Bond Rating

     The ratings on California's long-term general obligation bonds were reduced in the early 1990's from "AAA" levels which had existed prior to the recession. After 1996, the three major rating agencies raised their ratings of California's general obligation bonds, which as of February, 2000 were assigned ratings of "AA-" from Standard & Poor's, "Aa3" from Moody's and "AA" from Fitch.

     There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Legal Proceedings

     The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. Trial courts have recently entered tentative decisions or injunctions which would overturn several parts of the State's recent budget compromises. The matters covered by these lawsuits include reductions in welfare payments and the use of certain cigarette tax funds for health costs. All of these cases are subject to further proceedings and appeals, and if California eventually loses, the final remedies may not have to be implemented in one year. The State recently lost cases involving a smog impact fee on out-of-state automobiles (total liability of about $560 million) and certain corporate tax credits ($100 million). The Administration has proposed payment of the smog impact fee claims from current revenues.

Obligations of Other Issuers

     Other Issuers of California Municipal Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

     State Assistance. Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance from the State's General Fund was budgeted at approximately 75% of General Fund expenditures in recent years, including the effect of implementing reductions in certain aid programs. To reduce State General Fund support for school districts, the 1992-93 and 1993-94

Budget Acts caused local governments to transfer $3.9 billion of property tax revenues to school districts, representing loss of the post-Proposition 13 "bailout" aid. Local governments have in return received greater revenues and greater flexibility to operate health and welfare programs.




     In 1997, a new program provided for the State to substantially take over funding for local trial courts (saving cities and counties some $400 million annually). For the last several years, the State has also provided $100 million annually to support local law enforcement costs. In 1999-2000, the State provided $150 million in grants to cities and counties, and an additional $50 million to cities for jail booking costs. The Legislature has enacted a more comprehensive plan to restore some funds to local governments, contained in a proposed constitutional amendment which will be on the November, 2000 ballot for voter approval.

     To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. Los Angeles County, the largest in the State, was forced to make significant cuts in services and personnel, particularly in the health care system, in order to balance its budget in FY1995-96 and FY1996-97. Orange County, which emerged from Federal Bankruptcy Court protection in June 1996, has significantly reduced county services and personnel, and faces strict financial conditions following large investment fund losses in 1994 which resulted in bankruptcy.

     Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were enacted in August, 1997 in order to comply with the federal welfare reform law. Generally, counties play a large role in the new system, and are given substantial flexibility to develop and administer programs to bring aid recipients into the workforce. Counties are also given financial incentives if either at the county or statewide level, the "Welfare-to-Work" programs exceed minimum targets; counties are also subject to financial penalties for failure to meet such targets. Counties remain responsible to provide "general assistance" for able-bodied indigents who are ineligible for other welfare programs. The long-term financial impact of the new CalWORKs system on local governments is still unknown.

     Assessment Bonds. California Municipal Obligations which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

     California Long Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, though typically payable from the general fund of the State or a municipality, are not considered "indebtedness" requiring voter approval. Such leases, however, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to
                                                           - -
earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Although litigation is brought from time to time which challenges the constitutionality of such lease arrangements, the California Supreme Court issued a ruling in August, 1998 which reconfirmed the legality of these financing methods.

Other Considerations

     The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

     Limitations on ad valorem property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of a major natural
                                             - -
disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.

     Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

     The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not possible, at present, to predict the extent to which any such legislation will be enacted. Nor is it possible, at present, to determine the impact of any such legislation on California Municipal Obligations in which the Fund may invest, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California Municipal Obligations.

     Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact. Any California Municipal Obligation in the Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or
(iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

Special Considerations Relating to New York Municipal Obligations

     Some of the significant financial considerations relating to the ILA Tax-Exempt New York Portfolio's investments in New York Municipal Obligations are summarized below. This summary information is not intended to be a complete description and is principally derived from the Annual Information Statement of the State of New York as supplemented and contained in official statements relating to issues of New York Municipal Obligations that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.

     State Economy.  New York is one of the most populous states in the nation
     -------------
and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.




     State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City (the "City") is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.




     There can be no assurance that the State economy will not experience worse-than-predicted results, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

     State Budget.  The State Constitution requires the governor (the
     ------------
"Governor") to submit to the State legislature (the "Legislature") a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.

     State law requires the Governor to propose a balanced budget each year. In recent years, the State has closed projected budget gaps of $5.0 billion (1995-
96), $3.9 billion (1996-97), $2.3 billion (1997-98) and less than $1 billion
(1998-99). The State's current fiscal year began on April 1, 1999 and ends on March 31, 2000. On March 31, 1999, the State adopted the debt service portion of the State budget for the 1999-2000 fiscal year; four months later, on August 4, 1999, it enacted the remainder of the budget. The Governor approved the budget as passed by the Legislature. Prior to passing the budget in its entirety for the current fiscal year, the State enacted appropriations that permitted the State to continue its operations.

     In 1999-2000, General Fund disbursements, including transfers to support capital projects, debt service and other funds, are estimated at $37.36 billion, an increase of $868 million or 2.38 percent over 1998-99. Projected spending under the 1999-2000 enacted budget is $215 million above the Governor's Executive Budget recommendations, including 30-day amendments. This change is the net result of spending actions that occurred during negotiations on the Budget. The increase in General Fund spending is comprised of $1.1 billion in legislative additions to the Executive Budget (primarily in education), offset by various actions, including re-estimates of required spending based on year-to-date results and the identification of certain other resources that offset spending, such as $250 million from commencing the process of privatizing the Medical Malpractice Insurance Association ("MMIA"), $250 million from the retention of the Debt Reduction Reserve Fund within the General Fund and about $100 million in excess fund balances. The MMIA was established in 1983 to provide excess liability insurance to doctors and medical providers.
Legislation enacted with the 1999-2000 budget initiates the process of MMIA privatization and transfers excess fund balances to the State.

     The 1999-2000 enacted budget provides for $831 million in new funding for public schools, the largest year-to-year increase in State history. The budget also enacts several new tax cuts valued at $375 million when fully phased in by 2003-04. None of the $1.82 billion cash surplus from 1998-99 is assumed to support spending in 1999-2000, but instead is reserved to help offset the costs of previously enacted tax cuts that take effect after 1999-2000.

     The 1999-2000 Financial Plan projects a closing balance of $2.85 billion in the General Fund. The balance is comprised of the $1.82 billion surplus from 1998-99 that has been set aside to finance already-enacted tax cuts, $473 million in the Tax Stabilization Reserve Fund ("TSRF"), $250 million in the Debt Reduction Reserve Fund ("DRRF"), $107 million in the Contingency Reserve Fund ("CRF"), and $200 million in the Community Projects Fund ("CPF"), which finances legislative initiatives. The State expects to close 1999-2000 with cash balances in these funds at their highest level ever.

     Preliminary analysis by the Division of Budget ("DOB") indicates that the State will have a 2000-01 budget gap of approximately $1.9 billion, or about $300 million above the 1999-2000 Executive Budget estimate (after adjusting for the projected costs of collective bargaining). This estimate includes an assumption for the projected costs of new collective bargaining agreements, $500 million in assumed operating efficiencies, as well as the planned application of approximately $615 million of the $1.82 billion tax reduction reserve. The DOB will formally update its projections of receipts and disbursements for future years as part of the Governor's 2000-01 Executive Budget submission. The revised expectations for these years will reflect the cumulative impact of tax reductions and spending commitments enacted over the last several years as well as new 2000-01 Executive Budget recommendations.

     The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and received almost all State taxes and other resources not dedicated to particular purposes. In the State's 1999-2000 fiscal year, the General Fund (exclusive of transfers) is expected to account for approximately 47.1 percent of all Governmental Funds disbursements and 69.3 percent of total State Funds disbursements. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

     Total General Fund receipts and transfers in 1999-2000 are now projected to be $39.31 billion, an increase of $2.57 billion from the $36.74 billion recorded in 1998-99. This total includes $35.93 billion in tax receipts, $1.36 billion in miscellaneous receipts, and $2.02 billion in transfers from other funds. The transfer of the $1.82 billion surplus recorded in 1998-99 to the 1999-2000 fiscal period has the effect of exaggerating the growth in State receipts from year to year by depressing reported 1998-99 figures and inflating 1999-2000 projections.

     Receipts from user taxes and fees are projected to total $7.35 billion, an increase of $105 million from reported collections in the prior year. The sales tax component of this category accounts for virtually all of the 1999-2000 growth. Growth in base sales tax yield, after adjusting for tax law and other changes, is projected at 5.6 percent. Modest increases in motor fuel and auto rental tax receipts over 1998-99 levels are also expected. However, receipts from other user taxes and fees are estimated to decline by $177 million.

     The yield of other excise taxes in this category, particularly the cigarette and alcoholic beverage taxes, show long-term declining trends. General Fund declines in 1999-2000 motor vehicle fee receipts, in contrast, reflect statutory fee reductions and an increased amount of collections earmarked to the Dedicated Highway and Bridge Trust Fund.

     Significant statutory changes in this category during the 1999-2000 legislative session include: delaying until March 1, 2000 the implementation of the exemption from State sales tax of clothing and footwear priced under $110; providing week-long sales tax exemptions in September 1999 and January 2000 for clothing and footwear priced under $500; enactment of a variety of small sales tax exemptions including certain equipment used in providing telecommunications service for sale, property and services used in theatrical productions, computer hardware used to design Internet web sites, and building materials used in farming; a reduction in the beer tax rate; and an expanded exemption from the alcoholic beverage tax for small brewers.

     Following the pattern of the last two fiscal years, education programs receive the largest share of new funding contained in the 1999-2000 Financial Plan. School aid is expected to grow by $831 million or 8.58 percent over 1998-99 levels (on a State fiscal year basis). Outside of education, the largest growth in spending is for State Operations ($207 million, including $100 million reserved for possible collective bargaining costs), Debt Service ($183 million), and mental hygiene programs, including funding for a cost of living increase for care providers ($114 million). These increases were offset, in part, by spending reductions or actions in health and social welfare ($280 million), and in general State charges ($222 million).

     Under the 1999-2000 enacted budget, General Fund spending on school aid is projected at $10.52 billion on a State fiscal year basis, an increase of $831 million from the prior year. The budget provides additional funding for operating aid, building aid, and several other targeted aid programs. It also funds the balance of aid payable for the 1998-99 school year that is due primarily in the first quarter of the 1999-2000 fiscal year. For all other educational programs, disbursements are projected to grow by $78 million to $2.99 billion.

     Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and organizations that are not subject to the State's control. The State Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. The DOB believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. The projections assume no changes in federal tax law, which could substantially alter the current receipts forecast. In addition, these projections do not include funding for new collective bargaining agreements after the current contracts expire. Actual results, however, could differ materially and adversely from their projections, and those projections may be changed materially and adversely from time to time.




     Debt Limits and Outstanding Debt.  There are a number of methods by which
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the State of New York may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State.

     The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.

     The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the LGAC to restructure the way the State makes certain local aid payments.

     Sustained growth in the State's economy could contribute to closing projected budget gaps over the next several years, both in terms of higher-than-projected tax receipts and in lower-than-expected entitlement spending. The State assumes that the 2000-01 Financial Plan will achieve $500 million in savings from initiatives by State agencies to deliver services more efficiently, workforce management efforts, maximization of federal and non-General Fund spending offsets, and other actions necessary to help bring projected disbursements and receipts into balance. The projections do not assume any gap-closing benefit from the potential settlement of State claims against the tobacco industry.




     Spending from Debt Service Funds are estimated at $3.64 billion in 1999-2000, up $370 million or 11.31 percent from 1998-99. Transportation purposes, including debt service on bonds issued for State and local highway and bridge programs financed through the New York State Thruway Authority and supported by the Dedicated Highway and Bridge Trust Fund, account for $124 million of the year-to-year growth. Debt service for educational purposes, including State and City University programs financed through the Dormitory Authority, will increase by $80 million. The remaining growth is for a variety of programs in mental health and corrections, and for general obligation financings.

     On January 13, 1992, S&P reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On August 28, 1997, S&P revised its ratings on the State's general obligation bonds from A- to A and revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On March 5, 1999, S&P affirmed its A rating on the State's outstanding bonds.

     On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness. On March 20, 1998, Moody's assigned the highest commercial paper rating of P-1 to the short-term notes of the State. On March 5, 1999, Moody's affirmed its A2 rating with a stable outlook to the State's general obligations.




     New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

     Litigation.  Certain litigation pending against New York State or its
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officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) challenges to the constitutionality of Public Health Law 2807-d, which imposes a gross receipts tax from certain patient care services; (4) action seeking enforcement of certain sales and excise taxes and tobacco products and motor fuel sold to non-Indian consumers on Indian reservations; (5) a challenge to the Governor's application of his constitutional line item veto authority; and (6) a challenge to the enactment of the Clean Water/Clean Air Bond Act of 1996.

     Several actions challenging the constitutionality of legislation enacted during the 1990 legislative session which changed actuarial funding methods for determining state and local contributions to state employee retirement systems have been decided against the State. As a result, the Comptroller developed a plan to restore the State's retirement systems to prior funding levels. Such funding is expected to exceed prior levels by $116 million in fiscal 1996-97, $193 million in fiscal 1997-98, peaking at $241 million in fiscal 1998-99. Beginning in fiscal 2001-02, State contributions required under the Comptroller's plan are projected to be less than that required under the prior funding method. As a result of the United States Supreme Court decision in the case of State of Delaware v. State of New York, on January 21, 1994, the State entered into a settlement agreement with various parties. Pursuant to all agreements executed in connection with the action, the State was required to make aggregate payments of $351.4 million. Annual payments to the various parties will continue through the State's 2002-03 fiscal year in amounts which will not exceed $48.4 million in any fiscal year subsequent to the State's 1994-95 fiscal year. Litigation challenging the constitutionality of the treatment of certain moneys held in a reserve fund was settled in June 1996 and certain amounts in a Supplemental Reserve Fund previously credited by the State against prior State and local pension contributions were paid in 1998.

     The legal proceedings noted above involve State finances, State programs and miscellaneous cure rights, tort, real property and contract claims in which the State is a defendant and the monetary damages sought are substantial, generally in excess of $100 million. These proceedings could affect adversely the financial condition of the State in the current fiscal year or thereafter. Adverse developments in these proceedings, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced financial plan. An adverse decision in any of these proceedings could exceed the amount of the reserve established in the State's financial plan for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced financial plan.

     Although other litigation is pending against New York State, except as described herein, no current litigation involves New York State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects New York State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

     Authorities.  The fiscal stability of New York State is related, in part,
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to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related.

     Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

     In February 1997, the Job Development Authority ("JDA") issued approximately $85 million of State-guaranteed bonds to refinance certain of its outstanding bonds and notes in order to restructure and improve JDA's capital structure. Due to concerns regarding the economic viability of its programs, JDA's loan and loan guarantee activities had been suspended since 1995. As a result of the structural imbalances in JDA's capital structure, and defaults in its loan portfolio and loan guarantee program incurred between 1991 and 1996, JDA would have experienced a debt service cash flow shortfall had it not completed its recent refinancing. JDA anticipates that it will transact additional refinancings in 1999, 2000 and 2003 to complete its long-term plan of finance and further alleviate cash flow imbalances which are likely to occur in future years. JDA recently resumed its lending activities under a revised set of lending programs and underwriting guidelines.

     New York City and Other Localities.  The fiscal health of the State may
     ----------------------------------
also be impacted by the fiscal health of its localities, particularly the City, which has required and continues to require significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets will be adopted by the April 1 statutory deadline or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in a reduction in or a delay in the receipt of Federal grants which could have additional adverse effects on the City's cash flow or revenues.

     In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979. In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P.

     On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On February 3, 1998 and again on May 27, 1998, S&P assigned a BBB+ rating to the City's general obligation debt and placed the ratings on CreditWatch with positive implications. On March 9, 1999, S&P assigned its A- rating to Series 1999H of New York City general obligation bonds and affirmed the A- rating on various previously issued New York City bonds.

     Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On February 25, 1998, Moody's upgraded approximately $28 billion of the City's general obligations from Baa1 to A3. On June 9, 1998, Moody's affirmed its A3 rating to the City's general obligations and stated that its outlook was stable.

     On March 8, 1999, Fitch IBCA upgraded New York City's $26 billion outstanding general obligation bonds from A- to A.

     New York City is heavily dependent on New York State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future federal and State assistance will enable the City to make up its budget deficits. To help alleviate the City's financial difficulties, the Legislature created the Municipal Assistance Corporation ("MAC") in 1975. Since its creation, MAC has provided, among other things, financing assistance to the City by refunding maturing City short-term debt and transferring to the City funds received from sales of MAC bonds and notes. MAC is authorized to issue bonds and notes payable from certain stock transfer tax revenues, from the City's portion of the State sales tax derived in the City and, subject to certain prior claims, from State per capita aid otherwise payable by the State to the City. Failure by the State to continue the imposition of such taxes, the reduction of the rate of such taxes to rates less than those in effect on July 2, 1975, failure by the State to pay such aid revenues and the reduction of such aid revenues below a specified level are included among the events of default in the resolutions authorizing MAC's long-term debt. The occurrence of an event of default may result in the acceleration of the maturity of all or a portion of MAC's debt. MAC bonds and notes constitute general obligations of MAC and do not constitute an enforceable obligation or debt of either the State or the City.

     Since 1975, the City's financial condition has been subject to oversight and review by the New York State Financial Control Board (the "Control Board") and since 1978 the City's financial statements have been audited by independent accounting firms. To be eligible for guarantees and assistance, the City is required during a "control period" to submit annually for Control Board approval, and when a control period is not in effect for Control Board review, a financial plan for the next four fiscal years covering the City and certain agencies showing balanced budgets determined in accordance with GAAP. New York State also established the Office of the State Deputy Comptroller for New York City ("OSDC") to assist the Control Board in exercising its powers and responsibilities. On June 30, 1986, the City satisfied the statutory requirements for termination of the control period. This means that the Control Board's powers of approval are suspended, but the Board continues to have oversight responsibilities.

     On June 10, 1997, the City submitted to the Control Board the Financial Plan (the "1998-2001 Financial Plan") for the 1998 through 2001 fiscal years, relating to the City, the Board of Education ("BOE") and City University of New York ("CUNY") and reflected the City's expense and capital budgets for the 1998 fiscal year, which were adopted on June 6, 1997. The 1998-2001 Financial Plan projected revenues and expenditures for the 1998 fiscal year balanced in accordance with GAAP. The 1998-99 Financial Plan projected General Fund receipts (including transfers from other funds) of $36.22 billion, an increase of $1.02 billion over the estimated 1997-1998 level. Recurring growth in the State General Fund tax base was projected to be approximately six percent during 1998-99, after adjusting for tax law and administrative changes. This growth rate is lower than the rates for 1996-97 or 1997-98, but roughly equivalent to the rate for 1995-96.




     Although the City has consistently maintained balanced budgets and is projected to achieve balanced operating results for the current fiscal year, there can be no assurance that the gap-closing actions proposed in the 1998-2001 Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

     The projections set forth in the 1998-2001 Financial Plan were based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the 1998-2001 Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability of the Health and Hospitals Corporation and the BOE to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

     Implementation of the 1998-2001 Financial Plan is also dependent upon the City's ability to market its securities successfully. The City's financing program for fiscal years 1998 through 2001 contemplates the issuance of $5.7 billion of general obligation bonds and $5.7 billion of bonds to be issued by the proposed New York City Transitional Finance Authority (the "Finance Authority") to finance City capital projects. The Finance Authority, was created as part of the City's effort to assist in keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. Despite this additional financing mechanism, the City currently projects that, if no further action is taken, it will reach its debt limit in City fiscal year 1999-2000. Indebtedness subject to the constitutional debt limit includes liability on capital contracts that are expected to be funded with general obligation bonds, as well as general obligation bonds. On June 2, 1997, an action was commenced seeking a declaratory judgment declaring the legislation establishing the Transitional Finance Authority to be unconstitutional. If such legislation which is currently on appeal to the Court of Appeals were voided, projected contracts for the City capital projects would exceed the City's debt limit. Future developments concerning the City or entities issuing debt for the benefit of the City, and public discussion of such developments, as well as prevailing market conditions and securities credit ratings, may affect the ability or cost to sell securities issued by the City or such entities and may also affect the market for their outstanding securities.

     The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's financial plans. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

     The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. Although the City's 1998 fiscal year financial plan projected $2.4 billion of seasonal financing, the City expected to undertake only approximately $1.4 billion of seasonal financing. The City issued $2.4 billion of short-term obligations in fiscal year 1997. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years.


     Certain localities, in addition to the City, have experienced financial problems and have requested and received additional New York State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the State's projections of its receipts and disbursements for the fiscal year.




     Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the city of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding. Troy MAC has issued bonds to effect a restructuring of the City of Troy's obligations.

     The 1998-99 budget included $29.4 million in unrestricted aid targeted to 57 municipalities across the State. Other assistance for municipalities with special needs totals more than $25.6 million. Twelve upstate cities received $24.2 million in one-time assistance from a cash flow acceleration of State aid.

     Municipalities and school districts have engaged in substantial short-term and long-term borrowings. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City that are authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding.

     From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the

Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing the State assistance in the future.

     Year 2000 Compliance.  In April 1999 the State Comptroller released an
     --------------------
audit on the State's Year 2000 compliance. The audit, which reviewed the State's Y2K compliance activities through October 1998, found that the State had made progress in achieving Y2K compliance, but needed to improve its activities in several areas, including data interchanges and contingency planning. The Office for Technology (OFT) will continue to monitor compliance progress for the States mission-critical and high-priority systems and is reporting compliance progress to the Governor's office on a quarterly basis. The 1999-2000 enacted budget allocates $19 million for priority embedded systems and $20 million for unanticipated expenses related to bringing technology into Y2K compliance.

Standby Commitments

     In order to enhance the liquidity, stability or quality of municipal obligations, the ILA Prime Obligations Portfolio, ILA Money Market Portfolio, ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio, FS Prime Obligations Fund, FS Money Market Fund and FS Tax-Free Fund each may acquire the right to sell a security to another party at a guaranteed price and date. Such a right to resell may be referred to as a put, demand feature or "standby commitment," depending on its characteristics. The aggregate price which a Series pays for securities with standby commitments may be higher than the price which otherwise would be paid for the securities. Standby commitments may not be available or may not be available on satisfactory terms.

     Standby commitments may involve letters of credit issued by domestic or foreign banks supporting the other party's ability to purchase the security from the Series. The right to sell may be exercisable on demand or at specified intervals, and may form part of a security or be acquired separately by the Series.

     Management of the Trust understands that the Internal Revenue Service has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. Institutional Tax-Exempt Assets, the predecessor company of which ILA Tax-Exempt Diversified Portfolio and ILA Tax-Exempt California Portfolio were series, has received a ruling from the Internal Revenue Service to the effect that it is considered the owner of the municipal obligations subject to standby commitments so that the interest on such instruments will be tax-exempt income to it. (Such rulings do not, however, serve as precedent for other taxpayers, are applicable only to the taxpayer requesting the ruling and have, on occasion, been reversed by the Internal Revenue Service.) The Internal Revenue Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each of the ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio and FS Tax-Free Fund intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or acquired or held with certain other types of put rights and that its distributions of tax-exempt interest earned with respect to such municipal obligations will be tax-exempt for its shareholders. There is no assurance that standby commitments will be available to a Series nor has any Series assumed that such commitments will continue to be available under all market conditions.

Borrowings. A Series can borrow money from banks in amounts not exceeding one-third of its total assets. Borrowings involve leveraging. If the securities held by a Series decline in value while these transactions are outstanding, the Series' market value will decline in value by proportionately more than the decline in value of the securities.

Non-Diversified Status

     Since the ILA Tax-Exempt California Portfolio and ILA Tax-Exempt New York Portfolio are "non-diversified" under the Act, each is subject only to applicable tax requirements. Under federal tax laws, the ILA Tax-Exempt California Portfolio and ILA Tax-Exempt New York Portfolio may, with respect to 50% of their total assets, invest up to 25% of their total assets in the securities of any issuer (except that this limitation does not apply to U.S. Government Securities). With respect to the remaining 50% of each Series' total assets, (1) the Series may not invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. Government), and (2) the Series may acquire more than 10% of the outstanding voting securities of any one issuer. These tests apply at the end of each quarter of its taxable year and are subject to certain conditions and limitations under the Internal Revenue Code of 1986, as amended (the "Code").

                            INVESTMENT LIMITATIONS

     The following investment restrictions have been adopted by the Trust as fundamental policies that cannot be changed with respect to any Series without the approval of the majority of outstanding voting securities of that Series. The investment objective of each ILA Portfolio (except the ILA Tax-Exempt California and ILA Tax-Exempt New York Portfolios' objective of providing shareholders with income exempt from California State and New York State and New York City personal income tax, respectively) cannot be changed without approval of a majority of the outstanding shares of that ILA Portfolio. The investment objective of each Financial Square Fund and all other investment policies or practices of the Series, except as stated in this paragraph, are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. As a matter of fundamental policy, at least 80% of the net assets of each of the ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio and FS Tax-Free Fund will ordinarily be invested in municipal obligations, the interest from which is in the opinion of bond counsel, if any, excluded from gross income for federal income tax purposes. In addition, as a matter of fundamental policy, at least 65% of the total assets of each of the ILA Tax-Exempt California Portfolio and ILA Tax- Exempt New York Portfolio will be invested in California and New York municipal obligations, respectively, except in extraordinary circumstances.
Each of these four Series may temporarily invest in taxable money market instruments or, in the case of the ILA Tax-Exempt California and ILA Tax-Exempt New York Portfolio, in municipal obligations that are not California or New York municipal obligations, respectively, when acceptable California and New York obligations are not available or when the Investment Adviser believes that the market conditions dictate a defensive posture.

     As defined in the Act and the rules thereunder and as used in the Prospectuses and this Statement of Additional Information, "a majority of the outstanding voting securities" of a Series means the lesser of (1) 67% of the shares of that Series present at a meeting if the holders of more than 50% of the outstanding shares of that Series are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Series. Investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Series, with the exception of borrowings permitted by Investment Restriction
(3).

     Accordingly, the Trust may not, on behalf of any Series (except for FS Government Fund):

          (1) Make any investment inconsistent with the Series' classification as a diversified company under the Act. This restriction does not, however, apply to any Series classified as a non-diversified company under the Act.

          (2) Purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of a Series to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to, and each Series (other than the FS Money Market
     Fund) reserves freedom of action, when otherwise consistent with its investment policies, to concentrate its investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, obligations (other than commercial paper) issued or guaranteed by U.S. banks and U.S. branches of U.S. or foreign banks and repurchase agreements and securities loans collateralized by such U.S. government obligations or such bank obligations. The FS Money Market Fund may concentrate its investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities and repurchase agreements and securities loans collateralized by such obligations and will invest more than 25% of its total assets in obligations issued or guaranteed by banks (whether foreign or domestic) and repurchase agreements and securities loans collateralized by such obligations. However, if adverse economic conditions prevail in the banking industry, the FS Money Market Fund may, for defensive purposes, temporarily invest less than 25% of the value of its total assets in such obligations. Notwithstanding the foregoing, the ILA Money Market Portfolio will invest more than 25% of the value of its total assets in bank obligations (whether foreign or domestic) except that if adverse economic conditions prevail in the banking industry, the ILA Money Market Portfolio may, for defensive purposes, temporarily invest less than 25% of its total assets in bank obligations. For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

          (3) Borrow money, except that (a) the Series may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) the Series may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Series may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (d) the Series may purchase securities on margin to the extent permitted by applicable law.

          (4) Make loans, except (a) through the purchase of debt obligations in accordance with each Series' investment objective and policies, (b) through repurchase agreements with banks, brokers, dealers and other financial institutions, (c) with respect to the Financial Square Funds, loans of securities as permitted by applicable law, and (d) with respect to the ILA Portfolios, loans of securities.

          (5) Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Series may be deemed to be an underwriting.

          (6) Purchase, hold or deal in real estate, although the Series may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by the Series as a result of the ownership of securities.

          (7) Invest in commodities or commodity contracts, except that the Series may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

          (8) Issue senior securities to the extent such issuance would violate applicable law.

     FS Government Fund may not:

          (1) With respect to 75% of its total assets taken at market value, invest more than 5% of the value of the total assets of that Series in the securities of any one issuer, except U.S. Government securities and repurchase agreements collateralized by U.S. Government securities. This restriction does not, however, apply to any Series classified as a non-diversified company under the Act.

          (2) With respect to 75% of its total assets taken at market value, purchase the securities of any one issuer if, as a result of such purchase, that Series would hold more than 10% of the outstanding voting securities of that issuer. This restriction does not, however, apply to any Series classified as a non-diversified company under the Act.

          (3) Borrow money, except from banks on a temporary basis for extraordinary or emergency purposes, provided that a Series is required to maintain asset coverage of 300% for all borrowings and that no purchases of securities will be made if such borrowings exceed 5% of the value of the Series' assets. This restriction does not apply to cash collateral received as a result of portfolio securities lending.

          (4) Mortgage, pledge or hypothecate its assets except to secure permitted borrowings.

          (5) Act as underwriter of the securities issued by others, except to the extent that the purchase of securities in accordance with a Series' investment objective and policies directly from the issuer thereof and the later disposition thereof may be deemed to be underwriting.

          (6) Purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of a Series to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to, and the Series reserves freedom of action, when otherwise consistent with its investment policies, to concentrate its investments in U.S. Government Securities, obligations (other than commercial paper) issued or guaranteed by U.S. banks, and U.S. branches of foreign banks and repurchase agreements and securities loans collateralized by U.S. Government Securities or such bank obligations. (For the purposes of this restriction, state and municipal governments and their agencies and authorities are not deemed to be industries, and telephone companies are considered to be a separate industry from water, gas or electric utilities, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents. Such concentration may be effected when the Investment Adviser determines that risk adjusted returns in such industries are considered favorable relative to other industries.)

          (7) Issue senior securities, except as appropriate to evidence indebtedness that a Series is permitted to incur and except for shares of existing or additional series of the Trust.

          (8) Purchase or sell real estate (excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodities contracts. The Trust reserves the freedom to hold and to sell real estate acquired for any Series as a result of the ownership of securities.

          (9) Make loans to other persons, except loans of portfolio securities and except to the extent that the purchase of debt obligations in accordance with such Series' investment objective and policies may be deemed to be loans.

          (10) Purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions), make short sales of securities, maintain a short position, or invest in or write puts, calls or combinations thereof (except that a Series may acquire puts in connection with the acquisition of a debt instrument).

          (11) Invest in other companies for the purpose of exercising control or management.

     Each Series except the ILA Treasury Obligations Portfolio, ILA Treasury Instruments Portfolio, ILA Federal Portfolio, FS Treasury Obligation Fund, FS Treasury Instruments Fund, and FS Federal Fund, may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same investment objectives, restrictions and policies as the Series.

     As money market funds, the Series must also comply, as a non-fundamental policy, with Rule 2a-7 under the Act. While a detailed and technical rule, Rule 2a-7 has three basic requirements: portfolio maturity, portfolio quality and portfolio diversification. Portfolio maturity. Rule 2a-7 requires that the maximum maturity (as determined in accordance with Rule 2a-7) of any security in a Series' portfolio may not exceed 13 months and a Portfolio's average portfolio maturity may not exceed 90 days. Portfolio quality. A money market fund may only invest in First Tier and Second Tier securities (as defined in the Rule and the Prospectuses). Each Series, other than the ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio, and FS Tax-Free Fund (the "Tax-Exempt Series"), as a matter of non-fundamental policy, only invests in First Tier securities. Portfolio diversification. The ILA Prime Obligations, ILA Money Market, ILA Government, ILA Treasury Obligations, ILA Treasury Instruments, ILA Federal and ILA Tax-Exempt Diversified Portfolios, FS Prime Obligations, FS Government, FS Treasury Obligations, FS Money Market, FS Federal, FS Treasury Instruments and FS Tax-Free Funds may not invest more than 5% of their total assets in the securities of any one issuer (except U.S. Government Securities, repurchase agreements collateralized by such securities and certain securities subject to a guarantee or unconditional demand feature). Each of such Series may, however, invest up to 25% of its total assets in the First Tier Securities of a single issuer for a period of up to three business days after the purchase thereof. ILA Tax-Exempt New York and ILA Tax-Exempt California Portfolios, with respect to 75% of their respective total assets, may not invest more than 5% of their total assets in the securities of any one issuer (except U.S. Government Securities, repurchase agreements collateralized by such securities and certain securities subject to a guarantee or unconditional demand feature); provided that such Series may not invest more than 5% of their respective total assets in the securities of a single issuer unless the securities are First Tier Securities. Subject to certain exceptions, immediately after the acquisition of any demand features or guarantees (i.e., generally, the right to sell the security at a price equal to its approximate amortized cost (for a demand feature) or principal amount (for a guarantee) plus accrued interest), with respect to 75% of the assets of a Series, no more than 10% of the Series' total assets may be invested in securities issued by or subject to demand features or guarantees issued by the same issuer. In the case of the Tax-Exempt Series (which are the only Series that are permitted to invest in Second Tier securities), subject to certain exceptions immediately after the acquisition of a demand feature or guarantee that is a Second Tier security, no more than 5% of the Tax-Exempt Series' total assets may be invested in securities or demand features or guarantees issued by the institution that issued the demand feature or guarantee. The Tax-Exempt Series' investment in Second Tier securities that are conduit securities (which, generally, are municipal securities involving an agreement or arrangement providing for payment by a person other than the issuer of the municipal security) that are not U.S. Government Securities or securities with a guarantee by a non-controlled person, may not exceed 1% of the Series' total assets. Also, the Tax-Exempt Series' investment in Second Tier conduit securities of all issuers combined may not exceed 5% of the Series' total assets. Securities which are rated in the highest short-term rating category by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO are "First Tier securities." Securities rated in the top two short-term rating categories by at least two NRSROs or by the only NRSRO which has assigned a rating, but which are not First Tier securities are "Second Tier securities." Unrated securities may also be First Tier or Second Tier securities if they are of comparable quality as determined by the Investment Adviser. In accordance with certain rules, the rating of demand feature or guarantee of a security may be deemed to be the rating of the underlying security. NRSROs include S&P, Moody's, Duff and Phelps, Inc., Fitch IBCA Inc., and Thomson BankWatch, Inc. For a description of their rating categories, see Appendix A.




     "Value" for the purposes of all investment restrictions means the value used in determining a Series' net asset value. "U.S. Government Securities" shall mean securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.

     In addition to the fundamental policies mentioned above, the Board of Trustees of the Trust has adopted the following non-fundamental policies with respect to the Financial Square Funds which may be changed or amended by action of the Board of Trustees without approval of shareholders. Accordingly, the Trust may not, on the behalf of any Series:

     (a) Invest in companies for the purpose of exercising control or management.

     (b) Invest more than 10% of a Series' net assets in illiquid investments including repurchase agreements with a notice or demand period of more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act.

     (c) Purchase additional securities if the Series' borrowings exceed 5% of its net assets.

     (d)  Make short sales of securities, except short sales against the box.

                             TRUSTEES AND OFFICERS

     The Trustees of the Trust are responsible for deciding matters of general policy and reviewing the actions of the Investment Adviser, distributor and transfer agent. The officers of the Trust conduct and supervise each Series daily business operations.

     Information pertaining to the Trustees and officers of the Trust is set forth below. Trustees and officers deemed to be "interested persons" of the Trust for purposes of the Act are indicated by an asterisk.

Name, Age                Positions          Principal Occupation(s)
and Address              With Trust         During Past 5 Years
-----------              ----------         -------------------
Ashok N. Bakhru, 58      Chairman           Chairman of the Board and
P.O. Box 143             & Trustee          Trustee - Goldman Sachs
Lima, PA  19037                             Variable Insurance Trust (registered
                                            investment company) (since October
                                            1997); President, ABN Associates
                                            (July 1994-March 1996 and November
                                            1998 to present); Executive Vice
                                            President - Finance and
                                            Administration and Chief Financial
                                            Officer, Coty Inc. (manufacturer of
                                            fragrances and cosmetics) (April
                                            1996-November 1998); Senior Vice
                                            President of Scott Paper Company
                                            (until June 1994); Director of
                                            Arkwright Mutual Insurance Company
                                            (1984-1999); Trustee of
                                            International House of Philadelphia
                                            (1989-Present); Member of Cornell
                                            University Council (1992-Present);
                                            Trustee of the Walnut Street Theater
                                            (1992-Present); Director, Private
                                            Equity Investors - III (since
                                            November 1998); and Trustee,
                                            Citizens Scholarship Foundation of
                                            America (since 1998).

Name, Age                Positions          Principal Occupation(s)
and Address              With Trust         During Past 5 Years
-----------              ----------         -------------------
*David B. Ford, 54       Trustee            Trustee - Goldman Sachs Variable
32 Old Slip                                 Insurance Trust (registered
New York, NY 10005                          investment company) (since October
                                            1997); Director, Commodities Corp.
                                            LLC (futures and commodities
                                            traders) (since April 1997);
                                            Managing Director, J. Aron & Company
                                            (commodity dealer and risk
                                            management adviser) (since November
                                            1996); Managing Director, Goldman
                                            Sachs & Co. Investment Banking
                                            Division (since November 1996);
                                            Chief Executive Officer and
                                            Director, CIN Management (investment
                                            adviser) (since August 1996); Chief
                                            Executive Officer & Managing
                                            Director and Director, Goldman Sachs
                                            Asset Management International
                                            (since November 1995 and December
                                            1994, respectively); Co-Head,
                                            Goldman Sachs Asset Management
                                            (since November 1995); Co-Head and
                                            Director, Goldman Sachs Funds
                                            Management, L.P. (since November
                                            1995 and December 1994,
                                            respectively); and Chairman and
                                            Director, Goldman Sachs Asset
                                            Management Japan Limited (since
                                            November 1994).


*Douglas C. Grip, 37     Trustee &          Trustee and President - Goldman
32 Old Slip              President          Sachs Variable Insurance Trust
New York, NY  10005                         (registered investment company)
                                            (since October 1997); Trustee, Trust
                                            for Credit Unions (registered
                                            investment company)(since March
                                            1998); Managing Director, Goldman
                                            Sachs Asset Management Group (since
                                            November 1997); President, Goldman
                                            Sachs Funds Group (since April
                                            1996); and President, MFS Retirement
                                            Services Inc., of Massachusetts
                                            Financial Services (prior
                                            thereto).

Name, Age                Positions          Principal Occupation(s)
and Address              With Trust         During Past 5 Years
-----------              ----------         -------------------
*John P. McNulty, 47     Trustee            Trustee - Goldman Sachs Variable
32 Old Slip                                 Insurance Trust (registered
New York, NY  10005                         investment company) (since October
                                            1997); Managing Director, Goldman
                                            Sachs (since November 1996); Head of
                                            Investment Management Division
                                            (since September 1999); General
                                            Partner, J. Aron & Company
                                            (commodity dealer and risk
                                            management adviser) (since November
                                            1995); Director and Co-Head, Goldman
                                            Sachs Funds Management L.P. (since
                                            November 1995); Director, Goldman
                                            Sachs Asset Management International
                                            (since January 1996); Co-Head, GSAM
                                            (November 1995 - September 1999);
                                            Director, Global Capital Reinsurance
                                            (insurance) (since 1989); Director,
                                            Commodities Corp. LLC (since April
                                            1997); Limited Partner of Goldman
                                            Sachs (1994-November 1995); and
                                            Trustee, Trust for Credit Unions
                                            (registered investment company)
                                            (January 1996-March 1998).

Name, Age                Positions          Principal Occupation(s)
and Address              With Trust         During Past 5 Years
-----------              ----------         -------------------
Mary P. McPherson, 64    Trustee            Trustee - Goldman Sachs Variable
The Andrew W. Mellon                        Insurance Trust (registered
  Foundation                                investment company) (since October
140 East 62nd Street                        1997); Vice President, The Andrew W.
New York, NY  10021                         Mellon Foundation (provider of
                                            grants for conservation,
                                            environmental and educational
                                            purposes) (since October 1997);
                                            President of Bryn Mawr College (1978-
                                            1997); Director, Smith College
                                            (since 1998); Director, Josiah Macy,
                                            Jr. Foundation (health education
                                            programs) (since 1977); Director of
                                            the Philadelphia Contributionship
                                            (insurance) (since 1985); Director
                                            Emeritus, Amherst College (1986-
                                            1998); Director, Dayton Hudson
                                            Corporation (general retailing
                                            merchandising) (1988-1997);
                                            Director, The Spencer Foundation
                                            (educational research) (since 1993);
                                            member of PNC Advisory Board
                                            (banking) (since 1993); and
                                            Director, American School of
                                            Classical Studies in Athens (since
                                            1997).


*Alan A. Shuch, 50       Trustee            Trustee - Goldman Sachs Variable
32 Old Slip                                 Insurance Trust (registered
New York, NY  10005                         investment company) (since October
                                            1997); Limited Partner, Goldman
                                            Sachs (since December 1994);
                                            Consultant to GSAM (since December
                                            1994).

Name, Age                    Positions      Principal Occupation(s)
and Address                  With Trust     During Past 5 Years
-----------                  ----------     -------------------
Jackson W. Smart, Jr., 69    Trustee        Trustee - Goldman Sachs Variable
One Northfield Plaza                        Insurance Trust (registered
Suite 218                                   investment company) (since October
Northfield, IL 60093                        1997); President, Board Member and
                                            Senior Advisor, Smart Properties,
                                            Inc. (since January 2000); Chairman,
                                            Executive Committee and Director,
                                            First Commonwealth, Inc. (a managed
                                            dental care company) (January 1996-
                                            August 1999); Chairman and Chief
                                            Executive Officer, MSP
                                            Communications Inc. (a company
                                            engaged in radio broadcasting)
                                            (October 1988-December 1997);
                                            Director, Federal Express
                                            Corporation (NYSE) (since 1976); and
                                            Director, Evanston Northwestern
                                            Healthcare (since 1980).

William H. Springer, 70      Trustee        Trustee - Goldman Sachs Variable
701 Morningside Drive                       Insurance Trust (registered
Lake Forest, IL 60045                       investment company) (since October
                                            1997); Director, The Walgreen Co. (a
                                            retail drug store business) (April
                                            1988-January 2000); Director of
                                            Baker, Fentress & Co. (a closed-end,
                                            non-diversified management
                                            investment company) (April 1992-
                                            Present); and Chairman and Trustee,
                                            Northern Institutional Funds (April
                                            1984).

Name, Age                  Positions         Principal Occupation(s)
and Address                With Trust        During Past 5 Years
-----------                ----------        -------------------
Richard P. Strubel, 60     Trustee           Trustee - Goldman Sachs Variable
500 Lake Cook Road                           Insurance Trust (registered
Suite 150                                    investment company) (since October
Deerfield, IL  60015                         1997); President and COO, UNext.com
                                             (provider of educational services
                                             via the internet) (since 1999);
                                             Director, Gildan Activewear Inc.
                                             (since February 1999); Director of
                                             Kaynar Technologies, Inc. (since
                                             March 1997); Managing Director,
                                             Tandem Partners, Inc. (1990-1999);
                                             President and Chief Executive
                                             Officer, Microdot, Inc. (a
                                             diversified manufacturer of
                                             fastening systems and connectors)
                                             (January 1984-October 1994);
                                             Trustee, Northern Institutional
                                             Funds (since December 1982); and
                                             Director, Cantilever Technologies,
                                             Inc. (since 1999).

*Nancy L. Mucker, 50       Vice President    Vice President - Goldman Sachs
4900 Sears Tower                             Variable Insurance Trust
Chicago, IL  60606                           (registered investment company)
                                             (since 1997); Vice President and Co-
                                             Manager of Funds Group Shareholder
                                             Servicing, Goldman Sachs (since
                                             April 1985).

*John M. Perlowski, 35     Treasurer         Treasurer - Goldman Sachs Variable
32 Old Slip                                  Insurance Trust (registered
New York, NY  10005                          investment company) (since 1997);
                                             Vice President, Goldman Sachs
                                             (since July 1995); and Banking
                                             Director, Investors Bank and Trust
                                             (November 1993 to July 1995).


*James A. Fitzpatrick, 39  Vice President    Vice President - Goldman Sachs
4900 Sears Tower                             Variable Insurance Trust
Chicago, IL  60606                           (registered investment company)
                                             (since October 1997); Managing
                                             Director, Goldman Sachs (since
                                             October 1999); Vice President of
                                             GSAM (April 1997-December 1999);
                                             and Vice President and General
                                             Manager, First Data Corporation -
                                             Investor Services Group (1994 to
                                             1997).

Name, Age                   Positions             Principal Occupation(s)
and Address                 With Trust            During Past 5 Years
-----------                 ----------            -------------------
*Jesse Cole, 36             Vice President        Vice President - Goldman Sachs
4900 Sears Tower                                  Variable Insurance Trust
Chicago, IL  60606                                (registered investment
                                                  company) (since 1998); Vice
                                                  President, GSAM (since June
                                                  1998); Vice President, AIM
                                                  Management Group, Inc.
                                                  (investment adviser) (April
                                                  1996-June 1998); and Assistant
                                                  Vice President, The Northern
                                                  Trust Company (June 1987-April
                                                  1996).

*Philip V. Giuca, Jr., 37   Assistant Treasurer   Assistant Treasurer - Goldman
32 Old Slip                                       Sachs Variable Insurance Trust
New York, NY  10005                               (registered investment
                                                  company) (since 1997); and
                                                  Vice President, Goldman Sachs
                                                  (May 1992-Present).

*Michael J. Richman, 39     Secretary             Secretary - Goldman Sachs
85 Broad Street                                   Variable Insurance Trust
New York, NY  10004                               (registered investment
                                                  company) (since 1997); General
                                                  Counsel of the Funds Group of
                                                  GSAM (since December 1997);
                                                  Associate General Counsel of
                                                  GSAM (February 1994-December
                                                  1997); Counsel to the Funds
                                                  Group, GSAM (June 1992-
                                                  December 1997); Associate
                                                  General Counsel, Goldman Sachs
                                                  (since December 1998); Vice
                                                  President of Goldman Sachs
                                                  (since June 1992); and
                                                  Assistant General Counsel of
                                                  Goldman Sachs (June 1992 to
                                                  December 1998).

Name, Age                 Positions             Principal Occupation(s)
and Address               With Trust            During Past 5 Years
-----------               ----------            -------------------
*Howard B. Surloff, 34    Assistant Secretary   Assistant Secretary - Goldman
85 Broad Street                                 Sachs Variable Insurance Trust
New York, NY 10004                              (registered investment company)
                                                (since 1997); Assistant General
                                                Counsel, GSAM and General
                                                Counsel to the U.S. Funds Group
                                                (since December 1997); Assistant
                                                General Counsel and Vice
                                                President, Goldman Sachs (since
                                                November 1993 and May 1994,
                                                respectively); Counsel to the
                                                Funds Group, GSAM (November
                                                1993 - December 1997); and
                                                Associate of Shereff, Friedman,
                                                Hoffman & Goodman (October 1990
                                                to November 1993).

*Valerie A. Zondorak, 34  Assistant Secretary   Assistant Secretary - Goldman
85 Broad Street                                 Sachs Variable Insurance Trust
New York, NY 10004                              (registered investment company)
                                                (since 1997); Assistant General
                                                Counsel, GSAM and Assistant
                                                General Counsel to the Funds
                                                Group (since December 1997);
                                                Vice President and Assistant
                                                General Counsel, Goldman Sachs
                                                (since March 1997); Counsel to
                                                the Funds Group, GSAM (March
                                                1997-December 1997); and
                                                Associate of Shereff, Friedman,
                                                Hoffman & Goodman (September
                                                1990 to February 1997).

*Deborah Farrell, 28      Assistant Secretary   Assistant Secretary - Goldman
85 Broad Street                                 Sachs Variable Insurance Trust
New York, NY 10004                              (registered investment company)
                                                (since 1997); Legal Products
                                                Analyst, Goldman Sachs (since
                                                December 1998); Legal Assistant,
                                                Goldman Sachs (January 1996 -
                                                December 1998); Assistant
                                                Secretary to the Funds Group
                                                (1996 to present); Executive
                                                Secretary, Goldman Sachs
                                                (January 1994 - January 1996);
                                                and Legal Secretary, Cleary
                                                Gottlieb, Steen and Hamilton
                                                (September 1990 - January 1994).

Name, Age                   Positions             Principal Occupation(s)
and Address                 With Trust            During Past 5 Years
-----------                 ----------            -------------------
*Kaysie P. Uniacke, 39      Assistant Secretary   Assistant Secretary - Goldman
32 Old Slip                                       Sachs Variable Insurance Trust
New York, NY  10005                               (registered investment
                                                  company) (since 1997);
                                                  Managing Director, GSAM (since
                                                  1997); Vice President and
                                                  Senior Portfolio Manager, GSAM
                                                  (1988 to 1997).

*Elizabeth D. Anderson, 30  Assistant Secretary   Assistant Secretary - Goldman
32 Old Slip                                       Sachs Variable Insurance Trust
New York, NY 10005                                (registered investment
                                                  company) (since 1997);
                                                  Portfolio Manager, GSAM (since
                                                  April 1996); Junior Portfolio
                                                  Manager, GSAM (1995-April
                                                  1996); Funds Trading
                                                  Assistant, GSAM (1993-1995);
                                                  Compliance Analyst, Prudential
                                                  Insurance (1991-1993).

*Amy E. Belanger, 30        Assistant Secretary   Assistant Secretary - Goldman
85 Broad Street                                   Sachs Variable Insurance Trust
New York, NY  10004                               (registered investment
                                                  company) (since 1999); Vice
                                                  President, Goldman Sachs
                                                  (since June 1999); Counsel,
                                                  Goldman Sachs (since 1998);
                                                  and Associate of Dechert Price
                                                  & Rhoads (September 1996-
                                                  1998).

     Each interested Trustee and officer holds comparable positions with certain other investment companies of which Goldman Sachs, GSAM or an affiliate thereof is the Investment Adviser and/or distributor. As of March 17, 2000 the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of each of the Series.

     The Trust pays each Trustee, other than those who are "interested persons" of Goldman Sachs, a fee for each Trustee meeting attended and an annual fee. Such Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings.

     The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended December 31, 1999:

                                                          Pension or                    Total
                                                          Retirement                Compensation
                                                           Benefits                 from Goldman
                                    Aggregate             Accrued as             Sachs Trust and the
                                   Compensation            Part of               Goldman Sachs Funds
                                     from the              Series'             complex (including the
Name of Trustee                       Series              Expenses                   Series)/2/
---------------                       ------              --------                   ----------
Ashok N. Bakhru/1/                   $23,884                 $0                        $159,884
David B. Ford                              0                  0                               0
Douglas C. Grip                            0                  0                               0
John P. McNulty                            0                  0                               0
Mary P. McPherson                     17,716                  0                         118,716
Alan A. Shuch                              0                  0                               0
Jackson W. Smart, Jr.                 17,716                  0                         118,716
William H. Springer                   17,716                  0                         118,716
Richard P. Strubel                    17,716                  0                         118,716

--------------------------------------------------------------------------------

/1/  Includes compensation as Chairman of the Board of Trustees.

/2/  The Goldman Sachs Funds Complex consists of Goldman Sachs Trust and
     Goldman Sachs Variable Insurance Trust. Goldman Sachs Trust consisted of 51 mutual funds, including the 17 money market funds, on December 31, 1999. Goldman Sachs Variable Insurance Trust consisted of 16 mutual funds on December 31, 1999.

            THE INVESTMENT ADVISER, DISTRIBUTOR AND TRANSFER AGENT

The Investment Adviser




     As of September 1, 1999, the Investment Management Division ("IMD") was established as a new operating division of Goldman Sachs. This newly created entity includes GSAM. GSAM, 32 Old Slip, New York, New York 10005, a unit of the IMD of Goldman Sachs, serves as the Investment Adviser to the Series. Under the Management Agreement between Goldman Sachs on behalf of GSAM and the Trust on behalf of the Series, GSAM, subject to the supervision of the Board of Trustees of the Trust and in conformity with the stated policies of each Series, acts as Investment Adviser and directs the investments of the Series. In addition, GSAM administers the Series' business affairs and, in connection therewith, furnishes the Trust with office facilities and (to the extent not provided by the Trust's custodian, transfer agent, or other organizations) clerical, recordkeeping and bookkeeping services and maintains the financial and account records required to be maintained by the Trust. As compensation for these services and for assuming expenses related thereto, the Trust pays GSAM a fee, computed daily and paid monthly, at an annual rate of .35% and .205% of each ILA Portfolio's and Financial Square Fund's average daily net assets, respectively. GSAM has agreed to reduce or otherwise limit the operating expenses of the respective Series, excluding, among other categories of expenses, taxes, interest, brokerage and litigation, indemnification and other extraordinary expenses, on an annualized basis, as described in the Series Prospectus. The amount of such reductions or limits, if any, are calculated monthly and are based on the cumulative difference between a Series' estimated annualized expense ratio and the expense limit for that Series. This amount will be reduced by any prior payments related to the current fiscal year. GSAM voluntarily agreed to waive a portion of its management fee for each Financial Square Fund during the fiscal year ended December 31, 1999. Goldman Sachs has agreed to permit the Financial Square Funds and the ILA Portfolios to use the name "Goldman Sachs" or a derivative thereof as part of each Financial Square Fund's name for as long as the Management Agreement is in effect.

     Goldman Sachs has authorized any of its directors, partners, officers and employees who have been elected or appointed to the position of Trustee or officer of the Trust to serve in the capacities in which they have been elected and appointed.

     The Trust, on behalf of each Series, is responsible for all expenses other than those expressly borne by GSAM under the Series' Management Agreement. The expenses borne by shares of each Series include, without limitation, the fees payable to GSAM, the fees and expenses under the Trust's distribution, administration and service plans, the fees and expenses of the Series' custodian, fees and expenses of the Series' transfer agent, filing fees for the registration or qualification of shares under federal or state securities laws, expenses of the organization of the Series, taxes (including income and excise taxes, if any), interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Series for violation of any law, legal and auditing and tax fees and expenses (including the cost of legal and certain accounting services rendered by employees of Goldman Sachs with respect to the Series), expenses of preparing and setting in type prospectuses, statements of additional information, proxy material, reports and notices, the printing and distribution of the same to shareholders and regulatory authorities, its proportionate share of the compensation and expenses of its "non-interested" Trustees, and extraordinary expenses incurred by the Series.

     The Management Agreement entered into on behalf of the ILA Portfolios (the "ILA Management Agreement") was most recently approved by the Board of Trustees, including the "non-interested" Trustees, on April 25, 2000 and by the shareholders of each ILA Portfolio (other than the ILA Treasury Instruments and ILA Tax-Exempt New York Portfolios) on April 19, 1990 and by the shareholders of the ILA Treasury Instruments and ILA Tax-Exempt New York Portfolios on June 3, 1991. The ILA Management Agreement will remain in effect until June 30, 2001 and will continue in effect thereafter only if such continuance is specifically approved at least annually by a majority of the Trustees or by a vote of a majority of the outstanding voting securities of the particular ILA Portfolio, as defined in the Act, and, in either case, by a majority of "non-interested" Trustees.

     For the fiscal years ended December 31, 1999, December 31, 1998 and December 31, 1997 the amount of the management fee incurred by each ILA Portfolio was as follows:

                  ILA Portfolio                       1999                   1998                   1997
                  -------------                       ----                   ----                   ----
Prime Obligations Portfolio                       $ 3,897,948             $3,665,907             $4,412,869
Money Market Portfolio                              6,253,719              5,096,528              3,744,112
Treasury Obligations Portfolio                      2,329,913              2,662,028              2,682,436
Treasury Instruments Portfolio                      2,367,541              1,719,014              1,250,151
Government Portfolio                                1,521,689              1,703,454              2,258,653
Federal Portfolio                                  11,279,837              7,835,799              5,630,323
Tax-Exempt Diversified Portfolio                    5,795,921              4,968,471              4,244,463
Tax-Exempt California Portfolio                     2,537,365              2,294,224              1,803,245
Tax-Exempt New York Portfolio                         635,270                412,164                300,711

     GSAM agreed not to impose a portion of its advisory fees for the fiscal years ended December 31, 1998 and December 31, 1997 with respect to the ILA Money Market, ILA Treasury Instruments, ILA Federal, ILA Tax-Exempt Diversified and ILA Tax-Exempt New York Portfolios. Had such fees been imposed, the following additional fees would have been incurred for the periods indicated:

                  ILA Portfolio                       1998                  1997
                  -------------                       ----                  ----
Money Market Portfolio                             $  224,681             $  525,057
Treasury Instruments Portfolio                        781,082              1,551,858
Federal Portfolio                                   1,942,882              3,925,458
Tax-Exempt Diversified Portfolio                    1,016,544              1,543,881
Tax-Exempt New York Portfolio                          67,141                 93,920

     In addition, GSAM assumed certain expenses related to the operations of each ILA Portfolio during various periods of 1999, 1998, and 1997 to the extent such expenses would have caused each ILA Portfolio's total expenses to exceed, on an annualized basis, certain contractual or voluntary expense limitations. Had these expenses not been assumed, the following additional expenses would have been incurred for such years:

                  ILA Portfolio                 1999            1998           1997
                  -------------                 ----            ----           ----
Prime Obligations Portfolio                    $41,962        $ 46,293       $160,669
Money Market Portfolio                               0         297,382         67,224
Treasury Obligations Portfolio                       0          87,462          6,756
Treasury Instruments Portfolio                       0         159,394         80,196
Government Portfolio                            90,702         114,600         30,990
Federal Portfolio                                    0         234,644         44,904
Tax-Exempt Diversified Portfolio                     0               0          1,052
Tax-Exempt California Portfolio                      0               0         21,406
Tax-Exempt New York Portfolio                   17,287         141,226         25,375

     The ILA Tax-Exempt California Portfolio has entered into certain expense offset arrangements with the custodian resulting in a reduction in the Portfolio's expenses. For the fiscal year ended December 31, 1999, the Portfolio's custody fees were reduced by approximately $77,882 under such arrangement.

     The FS Management Agreement entered into on behalf of the Financial Square Funds was most recently approved by the Trustees, including the "non-interested" Trustees, on April 25, 2000. The Financial Square Funds' shareholders approved the FS Management Agreement on April 21, 1997. The FS Management Agreement will remain in effect until June 30, 2001 and will continue in effect thereafter only if such continuance is specifically approved at least annually by a majority of the Trustees or by a vote of a majority of the outstanding voting securities of the particular Financial Square Fund (as defined in the Act) and, in either case, by a majority of "non-interested" Trustees.

     Prior to May 1, 1997, the Financial Square Funds then in operation had separate investment advisory and administration agreements. Effective May 1, 1997 the services under such agreements were combined in the Management Agreement (the "FS Management Agreement"). The services required to be performed for the Financial Square Funds and the combined advisory and administration fees payable by the Financial Square Funds under the former advisory and administration agreements are identical to the services and fees under the FS Management Agreement. For the fiscal years ended December 31, 1999, December 31, 1998, and December 31, 1997 the amounts of the management fee (including both advisory and administration fees) incurred by each Financial Square Fund were as follows:

                                                          1999                  1998                 1997
                                                          ----                  ----                 ----
                     Financial Square Fund
                     ---------------------
       FS Prime Obligations Fund                        $13,046,992           $ 9,711,034          $8,706,734
       FS Money Market Fund                              13,441,727            10,320,883           8,298,316
       FS Treasury Obligations Fund                       7,132,148             7,933,124           5,329,826
       FS Government Fund                                 5,080,264             4,643,079           3,562,882
       FS Tax-Free Fund                                   2,961,099             2,406,049           1,405,152
       FS Treasury Instruments Fund/(1)/                    736,284               733,510             383,414
       FS Federal Fund/(1)/                               6,939,787             4,301,134           1,623,443

_______________________

/(1)/ FS Treasury Instruments Fund and FS Federal Fund commenced operations on March 3, 1997 and February 28, 1997, respectively.

       During the periods presented, GSAM agreed voluntarily that it would not impose a portion of its management fee. Had such fees been imposed, the following additional fees (including both advisory and administration fees) would have been incurred by these Series for the periods indicated:

                                                           1999                 1998                 1997
                                                           ----                 ----                 ----
                     Financial Square Fund
                     ---------------------
       FS Prime Obligations Fund                        $ 2,686,147           $1,999,543          $1,792,563
       FS Money Market Fund                               2,767,248            2,124,889           1,708,477
       FS Treasury Obligations Fund                       1,468,383            1,633,292           1,097,197
       FS Government Fund                                 1,048,119              955,928             733,442
       FS Tax-Free Fund                                     609,445              494,669             289,296
       FS Treasury Instruments Fund/(1)/                    151,607              151,018              80,267
       FS Federal Fund/(1)/                               1,428,690              885,516             344,281

__________________________

/(1)/ FS Treasury Instruments Fund and FS Federal Fund commenced operations on March 3, 1997 and February 28, 1997, respectively.

       In addition, GSAM assumed certain expenses related to the operations of each Financial Square Fund during various periods of 1999, 1998 and 1997 to the extent such expenses would have caused each Fund's total expenses to exceed, on an annualized basis, certain contractual or voluntary expense limitations. Had these expenses not been assumed, the Series would have incurred the following additional expenses:

                                                    1999                 1998                 1997
                                                    ----                 ----                 ----
                 Financial Square Fund
                 ---------------------
       FS Prime Obligations Fund                  $619,596             $957,241            $718,967
       FS Money Market Fund                        571,930              412,192             791,686
       FS Treasury Obligations Fund                382,968              694,383             574,345
       FS Government Fund                          128,911              319,735             512,637
       FS Tax-Free Fund                                  0              183,532             166,670
       FS Treasury Instruments Fund/(1)/           103,016              298,407             162,710
       FS Federal Fund/(1)/                        393,045              384,419             567,341

__________________________

/(1)/ FS Treasury Instruments Fund and FS Federal Fund commenced operations on March 3, 1997 and February 28, 1997, respectively.

       The ILA Management and FS Management Agreements provide that GSAM shall not be liable to an ILA Portfolio or Financial Square Fund for any error of judgment by GSAM or for any loss sustained by the ILA Portfolio or Financial Square Fund except in the case of GSAM's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The ILA Management and FS Management Agreements also provide that they shall terminate automatically if assigned and that they may be terminated with respect to any particular ILA Portfolio or Financial Square Fund without penalty by vote of a majority of the Trustees or a majority of the outstanding voting securities of that ILA Portfolio or Financial Square Fund on 60 days' written notice to GSAM or by GSAM without penalty at any time on 90 days' (60 days with respect to an Financial Square Fund) written notice to the Trust.

       In managing the Goldman Sachs Money Market Funds, GSAM will draw upon the Goldman Sachs Credit Department. The Credit Department provides credit risk management for our portfolios through a team of 108 professionals who contribute a combination of industry analysis, fund-specific expertise and global capacity (through their local presence in foreign markets). The credit department continuously monitors all issuers approved for investment by the money market funds by monitoring news stories, business developments, financial information and ratings, as well as occasional discussion with issuer management and rating agency analysts. The Credit Department receives rating agency reports and rating change information electronically and via fax as well as reports from Goldman's Research Department. Specifically with respect to managing the ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio and FS Tax-Free Money Market Fund, GSAM will draw upon the extensive research generated by Goldman Sachs' Municipal Credit Group. The Credit Group's research team continually reviews current information regarding the issuers of municipal and other tax-exempt securities, with particular focus on long-term creditworthiness, short-term liquidity, debt service costs, liability structures, and administrative and economic characteristics.

The Distributor and Transfer Agent

       Goldman Sachs, 85 Broad Street, New York, NY 10004 acts as principal underwriter and distributor of each Series' shares. Shares of the Series are offered and sold on a continuous basis by Goldman Sachs, acting as agent. The Distribution Agreement between Goldman Sachs and the Trust was most recently approved by the Trustees on April 25, 2000. Goldman Sachs retained approximately $800, $2,000, $10,530 of commissions on redemptions of ILA Class B and ILA Class C shares during 1999, 1998 and 1997, respectively. Goldman Sachs also serves as the Series' transfer agent. Goldman Sachs provides customary transfer agency services to the Series, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, Goldman Sachs receives
 .04% (on an annualized basis) of the average daily net assets with respect to each class of each ILA Portfolio. Goldman Sachs currently imposes no fees under its transfer agency agreement with the Financial Square Funds.

     For the fiscal years ended December 31, 1999, December 31, 1998 and December 31, 1997 the ILA Portfolios incurred transfer agency fees as follows:

                                                   1999                  1998                 1997
                                                   ----                  ----                 ----
     Prime Obligations Portfolio               $  445,314            $  438,389           $  535,143
     Money Market Portfolio                       714,161               608,138              487,902
     Treasury Obligations Portfolio               266,274               304,232              306,564
     Treasury Instruments Portfolio               270,576               285,734              320,230
     Government Portfolio                         173,909               194,680              258,132
     Federal Portfolio                          1,289,124             1,117,564            1,092,179
     Tax-Exempt Diversified Portfolio             662,391               684,002              661,525
     Tax-Exempt California Portfolio              289,985               262,197              206,085
     Tax-Exempt New York Portfolio                 72,603                54,776               45,100

     Goldman Sachs is one of the largest international investment banking firms in the United States. Founded in 1869, Goldman Sachs is a major investment banking and brokerage firm providing a broad range of financing and investment services both in the United States and abroad. As of September 1, 1999, the Investment Management Division ("IMD") was established as a new operating division of Goldman Sachs. This newly created entity includes GSAM. GSAM, 32 Old Slip, New York, New York 10005, acts as Investment Adviser to the Series. Goldman Sachs registered as an investment adviser in 1981. The Goldman Sachs Group, L.P., which controlled the Investment Adviser, merged into The Goldman Sachs Group, Inc. as a result of an initial public offering. As of December 31, 1999, GSAM, along with other units of IMD, had assets under management of approximately $258.5 billion.

     Activities of Goldman Sachs and Its Affiliates and Other Accounts Managed
     -------------------------------------------------------------------------
by Goldman Sachs.  The involvement of the Investment Adviser and Goldman Sachs
----------------
and their affiliates, in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Series or impede their investment activities.

     Goldman Sachs and its affiliates, including, without limitation, the Investment Adviser and its advisory affiliates have proprietary interests in, and may manage or advise, accounts or funds (including separate accounts and other funds and collective investment vehicles) which have investment objectives similar to those of the Series and/or which engage in transactions in the same types of securities, currencies and instruments as the Series. Goldman Sachs and its affiliates are major participants in the global currency, equities, swap and fixed-income markets, in each case both on a proprietary basis and for the accounts of customers. As such, Goldman

Sachs and its affiliates are actively engaged in transactions in the same securities, currencies, and instruments in which the Series invest, which could have an adverse impact on each Series performance. Such transactions, particularly in respect of proprietary accounts or customer accounts other than those included in the Investment Adviser's and its advisory affiliates' asset management activities, will be executed independently of the Series' transactions and thus at prices or rates that may be more or less favorable. When the Investment Adviser and its advisory affiliates seek to purchase or sell the same assets for their managed accounts, including the Series, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for the Series.

     From time to time, the Series' activities may be restricted because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Investment Adviser, and/or its affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments which the Investment Adviser and/or its affiliates are performing services or when position limits have been reached.

     In connection with their management of the Series, the Investment Adviser may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and other affiliates. The Investment Adviser will not be under any obligation, however, to effect transactions on behalf of the Series in accordance with such analysis and models. In addition, neither Goldman Sachs nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Series and it is not anticipated that the Investment Adviser will have access to such information for the purpose of managing the Series. The proprietary activities or portfolio strategies of Goldman Sachs and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Investment Adviser in managing the Series.

     The results of each Series' investment activities may differ significantly from the results achieved by the Investment Adviser and its affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that Goldman Sachs and its affiliates and such other accounts will achieve investment results which are substantially more or less favorable than the results achieved by a Series. Moreover, it is possible that a Series will sustain losses during periods in which Goldman Sachs and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

     An investment policy committee which may include partners of Goldman Sachs and its affiliates may develop general policies regarding a Series' activities, but will not be involved in the day-to-day management of such Series. In such instances, those individuals may, as a result, obtain information regarding the Series' proposed investment activities which is not generally available to the public. In addition, by virtue of their affiliation with Goldman Sachs, any such member of an investment policy committee will have direct or indirect interests in the activities of Goldman Sachs and its affiliates in securities, currencies and investments similar to those in which the Series invests.

     In addition, certain principals and certain of the employees of the Investment Adviser are also principals or employees of Goldman Sachs or its affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Series should be aware.

     The Investment Adviser may enter into transactions and invest in instruments in which customers of Goldman Sachs serve as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Series, and such party may have no incentive to assure that the Series obtain the best possible prices or terms in connection with the transactions. Goldman Sachs and its affiliates may also create, write or issue derivative instruments for customers of Goldman Sachs or its affiliates, the underlying securities, currencies or instruments of which may be those in which the Series invest or which may be based on the performance of a Series. The Series may, subject to applicable law, purchase investments which are the subject of an underwriting or other distribution by Goldman Sachs or its affiliates and may also enter into transactions with other clients of Goldman Sachs or its affiliates where such other clients have interests adverse to those of the Series. At times, these activities may cause departments of Goldman Sachs or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the client. To the extent affiliated transactions are permitted, the Series will deal with Goldman Sachs and its affiliates on an arms-length basis.

     Each Series will be required to establish business relationships with its counterparties based on the Series' own credit standing. Neither Goldman Sachs nor its affiliates will have any obligation to allow their credit to be used in connection with a Series' establishment of its business relationships, nor is it expected that a Series' counterparties will rely on the credit of Goldman Sachs or any of its affiliates in evaluating the Series' creditworthiness.

     From time to time, Goldman Sachs or any of its affiliates may, but is not required to, purchase and hold shares of a Series in order to increase the assets of the Series. Increasing a Series' assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce a Series' expense ratio. Goldman Sachs reserves the right to redeem at any time some or all of the shares of a Series acquired for its own account. A large redemption of shares of a Series by Goldman Sachs could significantly reduce the asset size of the Series, which might have an adverse effect on a Series' investment flexibility, portfolio diversification and expense ratio. Goldman Sachs will consider the effect of redemptions on a Series and other shareholders in deciding whether to redeem its shares.

     It is possible that a Series' holdings will include securities of entities for which Goldman Sachs performs investment banking services as well as securities of entities in which Goldman Sachs makes a market. From time to time, Goldman Sachs' activities may limit the Series' flexibility in purchases and sales of securities. When Goldman Sachs is engaged in an underwriting or other distribution of securities of an entity, the Series' Investment Adviser may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Series.

                            PORTFOLIO TRANSACTIONS

     GSAM places the portfolio transactions of the Series and of all other accounts managed by GSAM for execution with many firms. GSAM uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous to each Series and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, GSAM will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer, the general execution and operational capabilities of the firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any. Securities purchased and sold by the Series are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such securities.

     Goldman Sachs is active as an investor, dealer and/or underwriter in many types of municipal and money market instruments. Its activities in this regard could have some effect on the markets for those instruments which the Series buy, hold or sell. An order has been granted by the SEC under the Act which permits the Series to deal with Goldman Sachs in transactions in certain taxable securities in which Goldman Sachs acts as principal. As a result, the Series may trade with Goldman Sachs as principal subject to the terms and conditions of such exemption.

     Under the Act, the Series are prohibited from purchasing any instrument of which Goldman Sachs is a principal underwriter during the existence of an underwriting or selling syndicate relating to such instrument, absent an exemptive order (the order referred to in the preceding paragraph will not apply to such purchases) or the adoption of and compliance with certain procedures under the Act. The Trust has adopted procedures which establish, among other things, certain limitations on the amount of debt securities that may be purchased in any single offering and on the amount of the Trust's assets that may be invested in any single offering. Accordingly, in view of Goldman Sachs' active role in the underwriting of debt securities, a Series' ability to purchase debt securities in the primary market may from time to time be limited.


     In certain instances there may be securities which are suitable for more than one Series as well as for one or more of the other clients of GSAM. Investment decisions for each Series and for GSAM's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same Investment Adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Series is concerned. Each Series believes that over time its ability to participate in volume transactions will produce better executions for the Series.

     During the fiscal year ended December 31, 1999, the Series acquired and sold securities of their regular broker/dealers: Donaldson, Lufkin and Jenrette, Swiss Bank Corp., Salomon Smith Barney, NationsBank, Barclays Bank, ABN Amro Securities, Deutsche Bank, Lehman Brothers, Bear Stearns and Morgan Stanley Dean Witter.

     As of December 31, 1999, each ILA Portfolio held the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the Act, or their parents ($ in thousands): ILA Prime Obligations Portfolio:
Donaldson, Lufkin and Jenrette ($126,504), Barclays Bank ($73,794), Morgan Stanley Dean Witter ($31,502); ILA Money Market Portfolio: Donaldson, Lufkin and Jenrette ($95,004), Salomon Smith Barney ($19,883), Barclays Bank ($55,419), Deutsche Bank ($39,997), Morgan Stanley Dean Witter ($46,426); ILA Government
Portfolio: Donaldson, Lufkin and Jenrette ($7,704), Barclays Bank ($4,494), ABN Amro Securities ($15,000); ILA Treasury Obligations Portfolio: Donaldson, Lufkin and Jenrette ($20,071), Salomon Smith Barney ($32,000 and $40,000), Barclays Bank ($23,042), ABN Amro Securities ($32,000), Bear Stearns ($32,000), Morgan Stanley Dean Witter ($24,000).

     As of December 31, 1999, each Financial Square Fund held the following amounts of securities of its regular broker/dealers as defined in Rule 10b-1 under the Act, or their parents ($ in thousands): Financial Square Prime Obligations Fund: Donaldson, Lufkin and Jenrette ($188,100), Salomon Smith Barney ($74,544), NationsBank ($50,000), Barclays Bank ($109,725), Bear Stearns ($44,855), Morgan Stanley Dean Witter ($284,439); Financial Square Money Market
Fund: Donaldson, Lufkin and Jenrette ($49,508), Salomon Smith Barney ($49,946), Barclays Bank ($72,711), Bear Stearns ($149,926), Swiss Bank Corp. ($71,482); CS First Boston ($95,000); Financial Square Treasury Obligations Fund: Donaldson, Lufkin and Jenrette ($492,976), Salomon Smith Barney ($188,000), Barclays Bank ($396,236), ABN Amro Securities ($193,000), Bear Stearns ($188,000), Morgan Stanley Dean Witter ($176,000); Financial Square Government Fund: Donaldson, Lufkin and Jenrette ($217,512), Barclays Bank ($126,882), ABN Amro Securities ($100,000), Morgan Stanley Dean Witter ($132,000).

                                NET ASSET VALUE

     The net asset value per share of each Series (except for FS Prime Obligations Fund, FS Government Fund, and FS Treasury Obligations Fund) is determined by the Series' custodian as of the close of regular trading on the New York Stock Exchange (normally, but not always, 4:00 p.m. New York time) (in the case of the FS Prime Obligations Fund, FS Government Fund, and FS Treasury Obligations Fund, net asset value is determined normally, but not always, at 5:00 p.m. New York time) on each Business Day. A Business Day means any day on which the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for local holidays. Such holidays include:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day.

     In the event that the New York Stock Exchange adopts different trading hours on either a permanent or temporary basis, the Trustees will reconsider the time at which net asset value is computed. In addition, each Series may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

     Each Series' securities are valued using the amortized cost method of valuation in an effort to maintain a constant net asset value of $ 1.00 per share, which the Board of Trustees has determined to be in the best interest of each Series and its shareholders. This method involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Series would receive if it sold the instrument. During such periods, the yield to an investor in a Series may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities. During periods of declining interest rates, the quoted yield on shares of a Series may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by a Series resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Series would be able to obtain a somewhat higher yield if he or she purchased shares of the Series on that day, than would result from investment in a fund utilizing solely market values, and existing investors in the Series would receive less investment income. The converse would apply in a period of rising interest rates.

     The Trustees have established procedures designed to stabilize, to the extent reasonably possible, each Series' price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of each Series by the Trustees, at such intervals as they deem appropriate, to determine whether the Series' net asset value calculated by using available market quotations (or an appropriate substitute which reflects market conditions) deviates from $1.00 per share based on amortized cost, as well as review of methods used to calculate the deviation. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations or equivalents. In addition, in order to stabilize the net asset value per share at $1.00, the Trustees have the authority (1) to reduce or increase the number of shares outstanding on a pro rata basis, and (2) to offset each shareholder's pro rata portion of the deviation between the net asset value per share and $1.00 from the shareholder's accrued dividend account or from future dividends. Each Series may hold cash for the purpose of stabilizing its net asset value per share. Holdings of cash, on which no return is earned, would tend to lower the yield on such Series' shares.

     In order to continue to use the amortized cost method of valuation for each Series' investments, the Series must comply with Rule 2a-7. See "Investment Restrictions."

    The proceeds received by each Series for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Series and constitute the underlying assets of that Series. The underlying assets of each Series will be segregated on the books of account, and will be charged with the liabilities in respect to such Series and with a share of the general liabilities of the Trust. Expenses with respect to the Series are to be allocated in proportion to the net asset values of the respective Series except where allocations of direct expenses can otherwise be fairly made. In addition, within each Series, ILA Shares, ILA Administration Shares, ILA Service Shares, ILA Class B and Class C Shares, ILA Cash Management Shares, FST Shares, FST Administration Shares, FST Service Shares, FST Preferred Shares and FST Select Shares (if any) will be subject to different expense structures (see "Organization and Capitalization").


                                  REDEMPTIONS

     The Trust may suspend the right of redemption of shares of a Series and may postpone payment for any period: (i) during which the New York Stock Exchange is closed for regular trading other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted, (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable, (iii) as the SEC may by order permit for the protection of the shareholders of the Trust or (iv) at any other time when the Trust may, under applicable laws and regulations, suspend payment on the redemption of the Series' shares.

     The Trust agrees to redeem shares of each Series solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Series during any 90-day period for any one shareholder. The Trust reserves the right to pay other redemptions, either total or partial, by a distribution in kind of securities (instead of cash) from the applicable Series' portfolio. The securities distributed in such a distribution would be valued at the same value as that assigned to them in calculating the net asset value of the shares being redeemed. If a shareholder receives a distribution in kind, he or she should expect to incur transaction costs when he or she converts the securities to cash.

     A FST shareholder of any Financial Square Fund with balances in excess of $100 million may elect to have a special account with State Street for the purpose of redeeming shares from its account in that Series by check. When State Street receives a completed signature card and authorization form, the shareholder will be provided with a supply of checks. Checks drawn on this account may be payable to the order of any person in any amount of $500 or more, but cannot be certified. The payee of the check may cash or deposit it like any other check drawn on a bank. When such a check is presented to State Street for payment, a sufficient number of full and fractional shares will be redeemed to cover the amount of the check. Cancelled checks will be returned to the shareholder by State Street. The Trust and Goldman Sachs each reserves the right to waive the minimum requirement.

     The check redemption privilege enables a shareholder to receive the dividends declared on the shares to be redeemed until such time as the check is processed. Because of this feature, the check redemption privilege may not be used for a complete liquidation of an account. If the amount of a check is greater than the value of shares held in the shareholder's account, the check will be returned unpaid, and the shareholder may be subject to extra charges.

     Goldman Sachs reserves the right to impose conditions on, limit the availability of or terminate the check redemption privilege at any time with respect to a particular shareholder or shareholders in general. The Trust and State Street reserve the right at any time to suspend the check redemption privilege and intend to do so in the event that federal legislation or regulations impose reserve requirements or other restrictions deemed by the Trustees to be adverse to the interests of the Series.

                        CALCULATION OF YIELD QUOTATIONS

     From time to time, each Series may advertise its yield, effective yield, tax-equivalent yield, tax-equivalent effective yield and total return. Yield, effective yield, tax-equivalent yield, tax-equivalent effective yield and total return are calculated separately for each class of shares of a Series. Each type of share is subject to different fees and expenses and may have differing yields for the same period.

     Each Series' yield quotations are calculated by a standard method prescribed by the rules of the SEC. Under this method, the yield quotation is based on a hypothetical account having a balance of exactly one share at the beginning of a seven-day period.

     The yield of a Series refers to the income generated by an investment in that Series over a seven-day period (which period will be stated in the advertisement). This income is then annualized; that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52 week period and is shown as a percentage of the investment. The yield quotation is computed as follows: the net change, exclusive of capital changes and income other than investment income (i.e., realized gains and losses from the sale of securities and unrealized appreciation and depreciation), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period is determined by dividing the net change in account value by the value of the account at the beginning of the base period. This base period return is then multiplied by 365/7 with the resulting yield figure carried to the nearest 100th of 1%. Such yield quotation shall take into account all fees that are charged to a Series.

     Each Series also may advertise a quotation of effective yield for a 7-calendar day period. Effective yield is computed by compounding the unannualized base period return determined as in the preceding paragraph by adding 1 to that return, raising the sum to the 365/7 power and subtracting one from the result, according to the following formula:

     Effective Yield = [(base period return + 1)365/7] - 1

     The effective yield will be slightly higher than the yield because of the compounding effect of reinvestment.

     The ILA Treasury Instruments Portfolio, ILA Federal Portfolio, ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio, FS Treasury Instruments Fund, FS Federal Fund, and FS Tax-Free Fund may also advertise a tax-equivalent yield and tax-equivalent effective yield. Tax-equivalent yield is computed by dividing that portion of a Series' yield (as computed above) which is tax-exempt by one minus a stated income tax rate and adding the quotient to that portion, if any, of the yield of the Series that is not tax-exempt. Tax-equivalent effective yield is computed by dividing that portion of a Series' effective yield (as computed above) which is tax-exempt by one minus a stated income tax rate and adding the quotient to that portion, if any, of the effective yield of the Series that is not tax-exempt.

     Total return is determined by computing the percentage change in value of $1,000 invested at the maximum public offering price for a specified period, assuming reinvestment of all dividends and distributions at net asset value. The total return calculation assumes a complete redemption of the investment at the end of the relevant period. Each Series may furnish total return calculations based on cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules.

     Unlike bank deposits or other investments which pay a fixed yield or return for a stated period of time, the investment results for a Series are based on historical performance and will fluctuate from time to time. Any presentation of a Series' yield, effective yield, tax-equivalent yield, tax-equivalent effective yield or total return for any prior period should not be considered a representation of what an investment may earn or what a Series' yield, effective yield, tax equivalent yield, tax equivalent effective yield or total return may be in any future period. Return is a function of portfolio quality, composition, maturity and market conditions as well as of the expenses allocated to each Series. The return of a Series may not be comparable to other investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate return.

     The yield performance below is for each class of shares of the ILA Portfolios, which would have similar yields because each class of shares will be invested in the same portfolio of securities. Yields will differ only to the extent that classes do not have the same expenses. In reviewing this performance information, you should be aware that ILA Administration Shares have a .15% administration fee, ILA Service Shares have a .40% service fee, ILA Class B and Class C Shares have a .75% distribution fee and a .25% service fee with respect to ILA Prime Obligations Portfolio and Cash Management Shares have a .50% service fee and a .50% distribution fee. The yield, effective yield, tax-equivalent yield and tax-equivalent effective yield of each ILA Portfolio for the seven-day period ended December 31, 1999 were as follows:

                                                                  Effective            Tax-Equivalent         Tax-Equivalent
                                                   Yield            Yield                   Yield             Effective Yield
                                                   -----          ---------            --------------         ---------------
ILA Prime Obligations Portfolio:
ILA Shares                                         5.14%            5.27%                    N/A                    N/A
ILA Administration Shares                          4.99%            5.11%                    N/A                    N/A
ILA Service Shares                                 4.74%            4.85%                    N/A                    N/A
ILA Class B Shares                                 4.14%            4.22%                    N/A                    N/A
ILA Class C Shares                                 4.14%            4.22%                    N/A                    N/A
Cash Management Shares                             4.57%            4.67%                    N/A                    N/A

ILA Money Market Portfolio:
ILA Shares                                         5.36%            5.50%                    N/A                    N/A
ILA Administration Shares                          5.21%            5.34%                    N/A                    N/A
ILA Service Shares                                 4.96%            5.08%                    N/A                    N/A
Cash Management Shares                             4.79%            4.90%                    N/A                    N/A

ILA Treasury Obligations Portfolio:
ILA Shares                                         4.50%            4.60%                    N/A                    N/A
ILA Administration Shares                          4.35%            4.44%                    N/A                    N/A
ILA Service Shares                                 4.10%            4.18%                    N/A                    N/A

ILA Treasury Instruments Portfolio:
ILA Shares                                         4.87%            4.99%                    N/A                    N/A
ILA Administration Shares                          4.72%            4.83%                    N/A                    N/A
ILA Service Shares                                 4.47%            4.57%                    N/A                    N/A

ILA Government Portfolio:
ILA Shares                                         5.33%            5.47%                    N/A                    N/A
ILA Administration Shares                          5.18%            5.31%                    N/A                    N/A
ILA Service Shares                                 4.93%            5.05%                    N/A                    N/A
Cash Management Shares                             4.76%            4.87%                    N/A                    N/A

ILA Federal Portfolio:
ILA Shares                                         5.29%            5.43%                    N/A                    N/A
ILA Administration Shares                          5.14%            5.27%                    N/A                    N/A
ILA Service Shares                                 4.89%            5.01%                    N/A                    N/A

ILA Tax-Exempt Diversified Portfolio:
ILA Shares                                         4.13%            4.22%                    6.84%                 6.99%
ILA Administration Shares                          3.98%            4.06%                    6.59%                 6.72%
ILA Service Shares                                 3.73%            3.80%                    6.18%                 6.29%
Cash Management Shares                             3.56%            3.62%                    5.85%                 5.99%

                                                                  Effective            Tax-Equivalent         Tax-Equivalent
                                                   Yield            Yield                   Yield             Effective Yield
                                                   -----          ---------            --------------         ---------------
ILA Tax-Exempt California Portfolio*
ILA Shares                                         3.67%            3.74%                    6.08%                 6.19%
ILA Administration Shares                          3.52%            3.58%                    5.83%                 5.93%
ILA Service Shares**                               3.27%            3.32%                    5.41%                 5.50%
Cash Management Shares                             3.10%            3.15%                    5.13%                 5.22%

ILA Tax-Exempt New York Portfolio***
ILA Shares                                         4.08%            4.16%                    6.75%                 6.89%
ILA Administration Shares                          3.93%            4.00%                    6.51%                 6.62%
ILA Service Shares**                               3.68%            3.74%                    6.09%                 6.19%
Cash Management Shares                             3.51%            3.57%                    5.81%                 5.91%

--------------------

* Tax-equivalent yields would be 6.85%, 6.57%, 6.10% and 5.79% for the ILA Shares, ILA Administration Shares, ILA Service Shares and Cash Management Shares, respectively, when taking California State taxes into account. Tax-equivalent effective yields would be 6.98%, 6.68%, 6.20% and 5.88% for the ILA Shares, ILA Administration Shares, ILA Service Shares and Cash Management Shares, respectively, when taking California State taxes into account.

** Assuming such Shares had been outstanding and were subject to maximum service fees.

*** Tax-equivalent yields would be 7.41%,7.14%, 6.68% and 6.37% for the ILA Shares, ILA Administration Shares, ILA Service Shares and Cash Management Shares, respectively, when taking New York State taxes into account, and 7.56%, 7.26%, 6.79% and 6.48%, respectively, when taking New York City taxes into account. Tax equivalent effective yields would be7.79%, 7.58%, 7.03% and 6.78%, respectively, when taking New York State taxes into account, and 7.94%, 7.64%, 7.14% and 8.82%, respectively, when taking New York City taxes into account.

     The information set forth in the foregoing table reflects certain fee reductions and expense limitations voluntarily agreed to by the Investment Adviser. See "The Investment Adviser, Distributor and Transfer Agent." In the absence of such fee reductions and expense limitations, the yield of each ILA Portfolio for the same period would have been as follows:

                                                                        Effective Yield      Tax-Equivalent        Tax-Equivalent
                                                 Yield                       Yield                Yield            Effective Yield
                                                 -----                  ---------------      --------------        ---------------
ILA Prime Obligations Portfolio:
ILA Shares                                       5.13%                       5.26%                N/A                    N/A
ILA Administration Shares                        4.98%                       5.10%                N/A                    N/A
ILA Service Shares                               4.73%                       4.84%                N/A                    N/A
ILA Class B Shares                               4.13%                       4.21%                N/A                    N/A
ILA Class C Shares                               4.13%                       4.21%                N/A                    N/A
Cash Management Shares                           4.56%                       4.66%                N/A                    N/A

ILA Money Market Portfolio:
ILA Shares                                       5.36%                       5.50%                N/A                    N/A
ILA Administration Shares                        5.21%                       5.34%                N/A                    N/A
ILA Service Shares                               4.96%                       5.08%                N/A                    N/A
Cash Management Shares                           4.36%                       4.47%                N/A                    N/A

ILA Treasury Obligations Portfolio:
ILA Shares                                       4.50%                       4.60%                N/A                    N/A
ILA Administration Shares                        4.35%                       4.44%                N/A                    N/A
ILA Service Shares                               4.10%                       4.18%                N/A                    N/A

ILA Treasury Instruments Portfolio:
ILA Shares                                       4.87%                       4.99%                N/A                    N/A
ILA Administration Shares                        4.72%                       4.83%                N/A                    N/A
ILA Service Shares                               4.47%                       4.57%                N/A                    N/A

ILA Government Portfolio:
ILA Shares                                       5.31%                       5.45%                N/A                    N/A
ILA Administration Shares                        5.16%                       5.29%                N/A                    N/A
ILA Service Shares                               4.91%                       5.03%                N/A                    N/A
Cash Management Shares                           4.74%                       4.85%                N/A                    N/A

ILA Federal Portfolio:
ILA Shares                                       5.29%                       5.43%                N/A                    N/A
ILA Administration Shares                        5.14%                       5.27%                N/A                    N/A
ILA Service Shares                               4.89%                       5.01%                N/A                    N/A

ILA Tax-Exempt Diversified Portfolio:
ILA Shares                                       4.13%                       4.22%               6.84%                  6.99%
ILA Administration Shares                        3.98%                       4.06%               6.59%                  6.72%
ILA Service Shares                               3.73%                       3.80%               6.18%                  6.29%
Cash Management Shares                           3.13%                       3.19%               5.42%                  5.56%

ILA Tax-Exempt California Portfolio*
ILA Shares                                       3.67%                       3.74%               6.08%                  6.19%
ILA Administration Shares                        3.52%                       3.58%               5.83%                  5.93%
ILA Service Shares**                             3.27%                       3.32%               5.41%                  5.50%
Cash Management Shares                           2.67%                       2.72%               4.70%                  4.79%

                                                                        Effective Yield      Tax-Equivalent        Tax-Equivalent
                                                 Yield                       Yield                Yield            Effective Yield
                                                 -----                  ---------------      --------------        ---------------
ILA Tax-Exempt New York Portfolio***
ILA Shares                                       4.08%                       4.16%               6.75%                  6.89%
ILA Administration Shares                        3.93%                       4.00%               6.51%                  6.62%
ILA Service Shares**                             3.68%                       3.74%               6.09%                  6.19%
Cash Management Shares                           3.51%                       3.57%               5.81%                  5.91%

-----------------------

* Tax-equivalent yields would be 6.85%, 6.57%, 6.10% and 5.79% for the ILA Shares, ILA Administration Shares, ILA Service Shares and Cash Management Shares, respectively, when taking California State taxes into account. Tax-equivalent effective yields would be 6.98%, 6.68%, 6.20% and 5.88% for the ILA Shares, ILA Administration Shares, ILA Service Shares and Cash Management Shares, when taking California State taxes into account.

** Assuming such Shares had been outstanding and were subject to maximum service fees.

*** Tax-equivalent yields would be 7.41%, 7.14%, 6.68% and 6.37% for the ILA Shares, ILA Administration Shares, ILA Service Shares and Cash Management Shares, respectively, when taking New York State taxes into account, and 7.56%, 7.26%, 6.79% and 6.48%, respectively, when taking New York City taxes into account. Tax-equivalent effective yields would be 7.79%, 7.50%, 7.03% and 6.70% for the ILA Shares, ILA Administration Shares, ILA Service Shares and Cash Management Shares, respectively, when taking New York State taxes into account, and 7.94%, 7.64%, 7.14% and 6.82%, respectively, when taking New York City taxes into account.

     FST Select Shares of the Financial Square Funds commenced operations after December 31, 1999. The yield performance below is for other classes of shares that would have similar yields because each class of shares will be invested in the same portfolio of securities. Yields will differ only to the extent that classes do not have the same expenses. In reviewing this performance information, you should be aware that FST Shares have no service fee, FST Administration Shares have a .25% administration fee, FST Service Shares have a
 .50% service fee and FST Preferred Shares have a .10% preferred administration fee while FST Select Shares have a service fee of .03%. The yield, effective yield, tax-equivalent yield and tax-equivalent effective yield of each Financial Square Fund for the seven-day period ended December 31, 1999 were as follows:


                                                                     Effective            Tax-Equivalent        Tax-Equivalent
                                                   Yield               Yield                  Yield             Effective Yield
                                                   -----             ---------            --------------        ---------------
FS Prime Obligations Fund:
FST Shares                                          5.63%              5.79%                   N/A                   N/A
FST Administration Shares                           5.38%              5.53%                   N/A                   N/A
FST Service Shares                                  5.13%              5.26%                   N/A                   N/A
FST Preferred Shares                                5.53%              5.69%                   N/A                   N/A

FS Money Market Fund:
FST Shares                                          5.66%              5.82%                   N/A                   N/A
FST Administration Shares                           5.41%              5.55%                   N/A                   N/A
FST Service Shares                                  5.16%              5.29%                   N/A                   N/A
FST Preferred Shares                                5.56%              5.71%                   N/A                   N/A

FS Treasury Obligations Fund:
FST Shares                                          4.72%              4.83%                   N/A                   N/A
FST Administration Shares                           4.47%              4.57%                   N/A                   N/A
FST Service Shares                                  4.22%              4.31%                   N/A                   N/A
FST Preferred Shares                                4.62%              4.72%                   N/A                   N/A

FS Treasury Instruments Fund:
FST Shares                                          5.09%              5.22%                   N/A                   N/A
FST Administration Shares                           4.84%              4.96%                   N/A                   N/A
FST Service Shares                                  4.59%              4.70%                   N/A                   N/A
FST Preferred Shares                                4.99%              5.12%                   N/A                   N/A

FS Government Fund:
FST Shares                                          5.30%              5.44%                   N/A                   N/A
FST Administration Shares                           5.05%              5.17%                   N/A                   N/A
FST Service Shares                                  4.80%              4.91%                   N/A                   N/A
FST Preferred Shares                                5.20%              5.33%                   N/A                   N/A

FS Federal Shares:
FST Shares                                          5.56%              5.71%                   N/A                   N/A
FST Administration Shares                           5.31%              5.45%                   N/A                   N/A
FST Service Shares                                  5.06%              5.19%                   N/A                   N/A
FST Preferred Shares                                5.46%              5.61%                   N/A                   N/A

FST Tax-Free Fund:
FST Shares                                          4.40%              4.49%                  7.28%                 7.43%
FST Administration Shares                           4.15%              4.23%                  6.87%                 7.00%
FST Service Shares                                  3.90%              3.97%                  6.46%                 6.57%
FST Preferred Shares                                4.30%              4.39%                  7.12%                 7.27%

Information set forth in the foregoing table reflects certain fee reductions and expense limitations voluntarily agreed to by the Investment Adviser. See "The Investment Adviser, Distributor and Transfer Agent." In the absence of such fee reductions, the yield, effective yield, the tax-equivalent yield and tax-equivalent effective yield of each Financial Square Fund (no FST Select Shares were outstanding as of December 31, 1999) for the same period would have been as follows:

                                                                  Effective            Tax-Equivalent        Tax-Equivalent
                                                   Yield            Yield                  Yield            Effective Yield
                                                   -----          ---------            --------------       ---------------
FS Prime Obligations Fund:
FST Shares                                          5.60%            5.76%                  N/A                   N/A
FST Administration Shares                           5.35%            5.49%                  N/A                   N/A
FST Service Shares                                  5.10%            5.23%                  N/A                   N/A
FST Preferred Shares                                5.50%            5.65%                  N/A                   N/A

FS Money Market Fund:
FST Shares                                          5.60%            5.76%                  N/A                   N/A
FST Administration Shares                           5.35%            5.50%                  N/A                   N/A
FST Service Shares                                  5.10%            5.23%                  N/A                   N/A
FST Preferred Shares                                5.50%            5.66%                  N/A                   N/A

FS Treasury Obligations Fund:
FST Shares                                          4.65%            4.76%                  N/A                   N/A
FST Administration Shares                           4.42%            4.52%                  N/A                   N/A
FST Service Shares                                  4.17%            4.26%                  N/A                   N/A
FST Preferred Shares                                4.57%            4.68%                  N/A                   N/A

FS Treasury Instruments Fund:
FST Shares                                          5.11%            5.24%                  N/A                   N/A
FST Administration Shares                           4.86%            4.98%                  N/A                   N/A
FST Service Shares                                  4.61%            4.71%                  N/A                   N/A
FST Preferred Shares                                5.01%            5.13%                  N/A                   N/A

FS Government Fund:
FS Shares                                           5.26%            5.40%                  N/A                   N/A
FST Administration Shares                           5.01%            5.13%                  N/A                   N/A
FST Service Shares                                  4.76%            4.87%                  N/A                   N/A
FST Preferred Shares                                5.16%            5.29%                  N/A                   N/A

FS Federal Fund:
FST Shares                                          5.52%            5.67%                  N/A                   N/A
FST Administration Shares                           5.27%            5.41%                  N/A                   N/A
FST Service Shares                                  5.02%            5.14%                  N/A                   N/A
FST Preferred Shares                                5.42%            5.56%                  N/A                   N/A

FS Tax-Free Fund:
FST Shares                                          4.40%            4.49%                  7.28%                 7.43%
FST Administration Shares                           4.15%            4.23%                  6.87%                 7.00%
FST Service Shares                                  3.90%            3.97%                  6.46%                 6.57%
FST Preferred Shares                                4.30%            4.39%                  7.12%                 7.27%

     The quotations of tax-equivalent yield set forth above for the seven-day period ended December 31, 1999 are based on a federal marginal tax rate of 39.6%.

     With respect to the ILA Tax-Exempt California Portfolio, the California top marginal State personal income tax rate of 9.3% is being assumed in addition to the 39.6% federal tax rate, for an effective combined tax rate of 45.2%. With respect to the ILA Tax-Exempt New York Portfolio, the tax-equivalent and tax-equivalent effective yields are being shown under three scenarios. The first scenario assumes, as noted above, a federal marginal tax rate of 39.6%, the second scenario assumes a New York top marginal State personal income tax rate of 6.85% (adjusted for the federal income tax benefit), for a combined effective tax rate of 43.74%. The third scenario assumes a New York City top marginal personal income tax rate of 4.46% (adjusted for the federal income tax benefit) in addition to the above federal and New York State tax rates, for a combined effective tax rate of 46.43%. The combined tax rates assume full deductibility of state and, if applicable, city taxes in computing federal tax liability.

     In addition, from time to time, advertisements or information may include a discussion of asset allocation models developed or recommended by GSAM and/or its affiliates, certain attributes or benefits to be derived from asset allocation strategies and the Goldman Sachs mutual funds that may form a part of such an asset allocation strategy. Such advertisements and information may also include a discussion of GSAM's current economic outlook and domestic and international market views and recommend periodic tactical modifications to current asset allocation strategies. Such advertisements and information may include other material which highlight or summarize the services provided in support of an asset allocation program.

     From time to time any Series may publish an indication of its past performance as measured by independent sources such as (but not limited to) Lipper Analytical Services, Incorporated, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Barron's, Business Week, Changing Times, Financial World, Forbes, Money, Morningstar Mutual Funds, Micropal, Personal Investor, Sylvia Porter's Personal Finance, and The Wall Street Journal.

     The Trust may also advertise information which has been provided to the NASD for publication in regional and local newspapers. In addition, the Trust may from time to time advertise a Series' performance relative to certain indices and benchmark investments, including (without limitation): inflation and interest rates, certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts, repurchase agreements and information prepared by recognized mutual fund statistical services. The Trust may also compare a Series' performance with that of other mutual funds with similar investment objectives.

     The composition of the investments in such mutual funds, comparative indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of a Series. Indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by a Series to calculate its performance data.

  A Series' performance data will be based on historical results and is not intended to indicate future performance. A Series' performance will vary based on market conditions, portfolio expenses, portfolio investments and other factors. Return for a Series will fluctuate unlike certain bank deposits or other investments which pay a fixed yield or return.

     The Trust may also, at its discretion, from time to time make a list of a Series' holdings available to investors upon request. The Trust may from time to time summarize the substance of discussions contained in shareholder reports in advertisements and publish the Investment Adviser's views as to markets, the rationale for a Series' investments and discussions of a Fund's current holdings.

     In addition, from time to time, quotations from articles from financial and other publications, such as those listed above, may be used in advertisements, sales literature and in reports to shareholders.

     Information used in advertisement and materials furnished to present and prospective investors may include statements or illustrations relating to the appropriateness of certain types of securities and/or mutual funds to meet specific financial goals. Such information may address:

     cost associated with aging parents;

     funding a college education (including its actual and estimated cost);

     health care expenses (including actual and projected expenses);

     long-term disabilities (including the availability of, and coverage provided by, disability insurance);

     retirement (including the availability of social security benefits, the tax treatment of such benefits and statistics and other information relating to maintaining a particular standard of living and outliving existing assets);

     asset allocation strategies and the benefits of diversifying among asset classes;

     the benefits of international and emerging market investments;

     the effects of inflation on investing and saving;

     the benefits of establishing and maintaining a regular pattern of investing and the benefits of dollar-cost averaging; and

     measures of portfolio risk, including but not limited to, alpha, beta and standard deviation.

                                TAX INFORMATION

     Each Series is treated as a separate entity for tax purposes, has elected to be treated as a regulated investment company and intends to qualify for such treatment for each taxable year under Subchapter M of the Code. If for any taxable year a Series does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gains at corporate rates without any deduction for dividends paid, its net tax-exempt interest (if any) may be subject to the alternative minimum tax, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

     There are certain tax requirements that all Series must follow in order to avoid federal taxation. In its efforts to adhere to these requirements, the Series may have to limit their investment activities in some types of instruments. In order to qualify as a regulated investment company, each Series must, among other things, (a) derive at least 90% of its gross income for the taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or Securities or certain other investments (the "90% Test"); and (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of the Series' total gross assets is represented by cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to an amount not greater in value than 5% of the value of the Series' total assets, and (ii) not more than 25% of the value of the Series' total (gross) assets is invested in the securities (other than U.S. Government securities and securities of other regulated investment companies) of any one issuer. For purposes of these requirements, participation interests will be treated as securities, and the issuer will be identified on the basis of market risk and credit risk associated with any particular interest. Certain payments received with respect to such interests, such as commitment fees and certain facility fees, may not be treated as income qualifying under the 90% test.

     Each Series, as a regulated investment company, will not be subject to federal income tax on any of its net investment income and net realized capital gains that are distributed to shareholders with respect to any taxable year in accordance with the Code's timing and other requirements, provided that the Series distributes at least 90% of its investment company taxable income (generally, all of its net taxable income other than "net capital gain," which is the excess of net long-term capital gain over net short-term capital loss) for such year and, in the case of any Series that earns tax-exempt interest, at least 90% of the excess of the tax-exempt interest it earns over certain disallowed deductions. A Series will be subject to federal income tax at regular corporate rates on any investment company taxable income or net capital gain that it does not distribute for a taxable year. In order to avoid a nondeductible 4% federal excise tax, each Series must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for the previous year that were not distributed in such year and on which the Series paid no federal income tax.

     Dividends paid by a Series from taxable net investment income (including income attributable to accrued market discount and a portion of the discount on certain stripped tax-exempt obligations and their coupons) and the excess of net short-term capital gain over net long-term capital loss will be treated as ordinary income in the hands of shareholders. Such distributions will not qualify for the corporate dividends-received deduction. Dividends paid by a Series from the excess of net long-term capital gain (if any) over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of a Series have been held by such shareholders, and also will not qualify for the corporate dividends-received deduction. A Series' net realized capital gains for a taxable year are computed by taking into account realized capital losses, including any capital loss carryforward of that Series. At December 31, 1999, the following Series had approximately the following amounts of capital loss carryforwards:

                                                   Amount    Year of Expiration
                                                   ------    ------------------
ILA Tax-Exempt Diversified Portfolio             $146,000        2001 to 2005
ILA Tax-Exempt California Portfolio                31,000                2007
FS Tax-Free Fund                                   13,619        2005 to 2007

     Distributions paid by the ILA Tax-Exempt Diversified, ILA Tax-Exempt California, ILA Tax-Exempt New York Portfolios or FS Tax-Free Fund from tax-exempt interest received by them and properly designated as "exempt-interest dividends" will generally be exempt from regular federal income tax, provided that at least 50% of the value of the applicable Series' total assets at the close of each quarter of its taxable year consists of tax-exempt obligations, i.e., obligations described in Section 103(a) of the Code (not including shares
----
of other regulated investment companies that may pay exempt-interest dividends, because such shares are not treated as tax-exempt obligations for this purpose). Dividends paid by the other Series from any tax-exempt interest they may receive will not be tax-exempt, because they will not satisfy the 50% requirement described in the preceding sentence. A portion of any tax-exempt distributions attributable to interest on certain "private activity bonds," if any, received by a Series may constitute a tax preference items and may give rise to, or increase liability under, the alternative minimum tax for particular shareholders. In addition, all tax-exempt distributions of the Series may be considered in computing the "adjusted current earnings" preference item of their corporate shareholders in determining the corporate alternative minimum tax, and will be taken into account in determining the extent to which a shareholder's social security or certain railroad retirement benefits are taxable. To the extent that the ILA Tax-Exempt Diversified, ILA Tax-Exempt California, ILA Tax-Exempt New York Portfolios and FS Tax-Free Fund invest in certain short-term instruments, including repurchase agreements, the interest on which is not exempt from federal income tax, or earn other taxable income any distributions of income from such investments or other taxable income will be taxable to shareholders as ordinary income. All or substantially all of any interest on indebtedness incurred directly or indirectly to purchase or carry shares of the Series will generally not be deductible. The availability of tax-exempt obligations and the value of the Series may be affected by restrictive tax legislation enacted in recent years.

     In purchasing municipal obligations, the ILA Tax-Exempt Diversified, ILA Tax-Exempt California, ILA Tax-Exempt New York Portfolios and FS Tax-Free Fund rely on opinions of nationally-recognized bond counsel for each issue as to the excludability of interest on such obligations from gross income for federal income tax purposes and, where applicable, the tax-exempt nature of such interest under the personal income tax laws of a particular state. These Series do not undertake independent investigations concerning the tax-exempt status of such obligations, nor do they guarantee or represent that bond counsels' opinions are correct. Bond counsels' opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws not only limit the purposes for which tax-exempt bonds may be issued and the supply of such bonds, but also contain numerous and complex requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of a Series' distributions attributable to interest the Series received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income.

     Distributions of net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis in each share so received equal to the amount of cash they would have received had they elected to receive cash.

     Certain Series may be subject to foreign taxes on their income (possibly including, in some cases, capital gains) from securities. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. However, neither the Series nor its shareholders will be able to claim foreign tax credits with respect to any such taxes.

     Redemptions (including exchanges) and other dispositions of shares in transactions that are treated as sales for tax purposes will generally not result in taxable gain or loss, provided that the Series successfully maintain a constant net asset value per share, but a loss may be recognized to the extent a contingent deferred sales charge ("CDSC") is imposed on the redemption or exchange of ILA Class B or Class C Shares. All or a portion of such a loss may be disallowed under applicable Code provisions in certain circumstances. Shareholders should consult their own tax advisers with reference to their circumstances to determine whether a redemption, exchange, or other disposition of Series' shares is properly treated as a sale for tax purposes.

     All distributions (including exempt-interest dividends), whether received in shares or cash, must be reported by each shareholder who is required to file a federal income tax return. The Series will inform shareholders of the federal income tax status of their distributions after the end of each calendar year, including, in the case of the ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio and FS Tax-Free Fund, the amounts that qualify as exempt-interest dividends and any portions of such amounts that constitute tax preference items under the federal alternative minimum tax. Shareholders who receive exempt-interest dividends and have not held their shares of the applicable Series for its entire taxable year may have designated as tax-exempt or as a tax preference item a percentage of their distributions which is not exactly equal to a proportionate share of the amount of tax-exempt interest or tax preference income earned during the period of their investment in such Series. Each shareholder should consult his or her own tax advisor to determine the tax consequences of an investment in a Series in the shareholder's own state and locality.

     Shares of a Series that pays primarily exempt-interest dividends would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would the shareholder not gain any additional benefit from the Series' dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed. In addition, a Series that pays primarily exempt-interest dividends may not be an appropriate investment for entities which are "substantial users" of facilities, financed by "private activity bonds" or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who (i) regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (ii) occupies more than 5% of the usable area of such facilities, or (iii) are persons for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

     The foregoing discussion relates solely to U.S. federal income tax law as it applies to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of a Series, including the possibility that such a shareholder may be subject to a U.S. nonresident alien withholding tax at a rate of 30% (or at a lower rate under an applicable U.S. income tax treaty) on certain distributions from a Series and, if a current IRS Form W-8 or acceptable substitute is not on file with the Series, may be subject to backup withholding on certain payments.

State and Local

     The Trust may be subject to state or local taxes in jurisdictions in which the Trust may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of a Series and its shareholders under such laws may differ from their treatment under federal income tax laws, and an investment in the Series may have tax consequences for shareholders that are different from those of a direct investment in the Series' securities. Shareholders should consult their own tax advisers concerning these matters. For example, in such states or localities it may be appropriate for shareholders to review with their tax advisers the state income and, if applicable, intangible property tax consequences of investments by the Series in securities issued by the particular state or the U.S. government or its various agencies or instrumentalities, because many states (i) exempt from personal income tax distributions made by regulated investment companies from interest on obligations of the particular state or on direct U.S. government obligations and/or (ii) exempt from intangible property tax the value of the shares of such companies attributable to such obligations, subject to certain state-specific requirements and/or limitations. See also the discussion below of these applicable provisions in California and New York.

     Provided that the Series qualify as regulated investment companies and incur no federal income tax liability, the Series may still be subject to New York State and City minimum taxes, which are small in amount.

     California State Taxation. The following discussion of California tax law assumes that the ILA Tax-Exempt California Portfolio will be qualified as a regulated investment company under Subchapter M of the Code and will be qualified thereunder to pay exempt-interest dividends. The ILA Tax-Exempt California Portfolio intends to qualify for each taxable year under California law to pay "exempt-interest dividends" which will be exempt from the California personal income tax.

     Individual shareholders of the ILA Tax-Exempt California Portfolio who reside in California will not be subject to California personal income tax on distributions received from the Portfolio to the extent such distributions are exempt-interest dividends attributable to interest on obligations the interest on which is exempt from California personal income tax provided that the Portfolio satisfies the requirement of California law that at least 50% of its assets at the close of each quarter of its taxable year be invested in such obligations and properly designates such exempt-interest dividends under California law. Distributions from the ILA Tax-Exempt California Portfolio which are attributable to sources other than those described in the second preceding sentence will generally be taxable to such shareholders as ordinary income. Moreover, California legislation which incorporates Subchapter M of the Code provides that capital gain dividends may be treated as long-term capital gains. Such gains are currently subject to personal income tax at ordinary income tax rates. Capital gains that are retained by the Portfolio will be taxed to that Portfolio, and California residents will receive no California personal income tax credit for such tax. Distributions other than exempt-interest dividends are includable in income subject to the California alternative minimum tax.

     Distributions from investment income and long-term and short-term capital gains will generally not be excluded from taxable income in determining California corporate franchise taxes for corporate shareholders and will be treated as ordinary dividend income for such purposes. In addition, such distributions may be includable in income subject to the alternative minimum tax.

     Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the ILA Tax-Exempt California Portfolio will not be deductible for California personal income tax purposes.

     In addition, any loss realized by a shareholder of the ILA Tax-Exempt California Portfolio upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares. Moreover, any loss realized upon the redemption of shares within six months from the date of purchase of such shares and following receipt of a long-term capital gains distribution will be treated as long-term capital loss to the extent of such long-term capital gains distribution. Finally, any loss realized upon the redemption of shares within thirty days before or after the acquisition of other shares of the same Portfolio may be disallowed under the "wash sale" rules.

     New York City and State Taxation. Individual shareholders who are residents of New York State will be able to exclude for New York State income tax purposes that portion of the exempt-interest dividends properly designated as such from the ILA Tax-Exempt New York Portfolio which is derived from interest on obligations of New York State and its political subdivisions and obligations of Puerto Rico, the U.S. Virgin Islands and Guam. Exempt-interest dividends may be properly designated as such only if, as anticipated, at least 50% of the value of the assets of the Portfolio are invested at the close of each quarter of its taxable year in obligations of issuers the interest on which is excluded from gross income for federal income tax purposes. Individual shareholders who are residents of New York City will also be able to exclude such income for New York City income tax purposes. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the ILA Tax-Exempt New York Portfolio is not deductible for New York State or New York City personal income tax purposes. Distributions from the ILA Tax-Exempt New York Portfolio which are attributable to sources other than those described in this paragraph will generally be taxable to such shareholders as ordinary income.

     Long-term capital gains, if any, that are distributed by the ILA Tax-Exempt New York Portfolio and are properly designated as capital gain dividends will be treated as capital gains for New York State and City income tax purposes in the hands of New York State and New York City residents.

     Shareholders should consult their tax advisers about the application of the provisions of tax law described in this Additional Statement in light of their particular tax situations.

     This discussion of the tax treatment of the Portfolio and its shareholders is based on the tax laws in effect as of the date of this Additional
Statement.

                        ORGANIZATION AND CAPITALIZATION

     Each Series is a series of Goldman Sachs Trust, a Delaware business trust, established by a Declaration of Trust dated January 28, 1997. The Series were previously a series of Goldman Sachs Money Market Trust, a Massachusetts business trust, and were reorganized into the Trust as of April 30, 1997.

     The Trustees have authority under the Trust's Declaration of Trust to create and classify shares of beneficial interest in separate series, without further action by shareholders. The Act requires that where more than one class or series of shares exists, each class or series must be preferred over all other classes or series in respect of assets specifically allocated to such class or series. The Trustees also have authority to classify and reclassify any series of shares into one or more classes of shares. As of the date of this Additional Statement, the Trustees have authorized the issuance of up to three classes of shares of each of the ILA Portfolios: ILA Shares, ILA Administration Shares and ILA Service Shares. In addition, the Trustees have authorized a fourth and fifth class of shares, ILA Class B Shares and ILA Class C
Shares,
with respect to the Prime Obligations Portfolio. The Trustees have also authorized Cash Management Shares of the ILA Prime Obligations Portfolio, ILA Money Market Portfolio, ILA Government Portfolio, ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio and ILA Tax-Exempt New York Portfolio. As of the date of this Additional Statement, the Trustees have authorized the issuance of up to five classes of shares of each of the Financial Square Funds: FST Shares, FST Service Shares, FST Administration Shares, FST Preferred Shares and FST Select Shares.

     Each ILA Share, ILA Administration Share, ILA Service Share, ILA Class B Share, ILA Class C Share, Cash Management Share, FST Share, FST Service Share, FST Administration Share, FST Preferred Share and FST Select Share of a Series represents an equal proportionate interest in the assets belonging to that Series. It is contemplated that most shares (other than ILA Class B or Class C Shares) will be held in accounts of which the record owner is a bank or other institution acting, directly or through an agent, as nominee for its customers who are the beneficial owners of the shares or another organization designated by such bank or institution. ILA Class B and Class C Shares generally are only issued upon exchange from Class B or Class C Shares, respectively, of other Series of the Goldman Sachs mutual funds. ILA Shares and FST Shares may be purchased for accounts held in the name of an investor or institution that is not compensated by the Trust for services provided to the institution's investors. ILA Administration Shares and FST Administration Shares may be purchased for accounts held in the name of an investor or an institution that provides certain account administration services to its customers, including maintenance of account records of its customers and processing orders to purchase, redeem and exchange ILA Administration Shares or FST Administration Shares providing services to its customers intended to facilitate or improve the understanding of the benefits and risks of a Fund and provide facilities to answer inquiries and respond to customer correspondence. ILA Administration Shares of each ILA Portfolio bear the cost of administration fees at the annual rate of up to .15 of 1% of the average daily net assets of such Shares. FST Administration Shares of a Financial Square Fund bear the cost of administration fees at the annual rate of up to .25 of 1% of the average daily net assets of such shares. ILA Service Shares and FST Service Shares may be purchased for accounts held in the name of an institution that provides certain account administration and shareholder liaison services to its customers, including maintenance of account records, processing orders to purchase, redeem and exchange ILA Service Shares or FST Service Shares, responding to customer inquiries and assisting customers with investment procedures. ILA Service shares bear the cost of service fees at the annual rate of up to .40 of 1% of the average daily net assets of such shares. FST Service Shares of a Financial Square Fund bear the cost of service fees at the annual rate of up to .50 of 1% of the average daily net assets of such shares. FST Preferred Shares may be purchased for accounts held in the name of an institution that provides certain account administration services to its customers, including acting directly or through an agent, as the sole shareholder of record, maintaining account records of its customers and processing orders to purchase, redeem and exchange FST Preferred Shares and provide services to its customers intended to facilitate or improve their understanding of the benefits and risks of a Fund. FST Preferred Shares of a Financial Square Fund bear the cost of preferred administration fees at an annual rate of up to .10 of 1% of the average daily net assets of such shares. FST Select Shares may be purchased for accounts held in the name of an institution that provides certain account administration services to its customers, including acting directly or through an agent, as the sole shareholder of record, maintaining account records of its customers and processing orders to purchase, redeem and exchange FST Select Shares. FST Select Shares of a Financial Square Fund bear the cost of service fees at an annual rate of up to .03 of 1% of the average daily net assets of such shares. ILA Class B Shares of the Prime Obligations Portfolio are sold subject to a CDSC up to 5.0%, and ILA Class C Shares are sold subject to a CDSC of 1.0% if redeemed within 12 months of purchase. ILA Class B and Class C Shares are sold primarily through brokers and dealers who are members of the National Association of Securities Dealers Inc. and certain other financial services firms that have sales arrangements with Goldman Sachs. ILA Class B and Class C Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to .75 of 1% of the average daily net assets attributable to ILA Class B and Class C Shares, respectively. ILA Class B and Class C Shares also bear the cost of service fees at an annual rate of up to .25 of 1% of the average daily net assets of the Prime Obligations Portfolio attributable to ILA Class B and Class C Shares. Cash Management Shares may be purchased for accounts held in the name of an institution that provides certain account administration and shareholder liaison services to its customers, including maintenance of account records, processing orders to purchase, redeem and exchange Cash Management Shares, responding to customer inquiries and assisting customers with investment procedures. Cash Management Shares bear the cost of service fees at the annual rate of up to .50 of 1% of the average daily net assets of such shares. Cash Management Shares also bear the cost of distribution (Rule 12b-1) fees at an annual rate of .50 of 1% of the average daily net assets attributable to Cash Management Shares. In addition, each class of ILA Shares bears its own transfer agency expenses.

     It is possible that an institution or its affiliates may offer different classes of shares to its customers and thus receive different compensation with respect to different classes of shares of the same Series. In the event a Series is distributed by salespersons or any other persons, they may receive different compensation with respect to different classes of shares of the Series. ILA Administration Shares, ILA Service Shares, ILA Class B Shares, ILA Class C Shares, Cash Management Shares, FST Service Shares, FST Administration Shares, FST Preferred Shares and FST Select Shares each have certain exclusive voting rights on matters relating to their respective plans. Shares of each class may be exchanged only for shares of the same class in another ILA Portfolio or, in the case of the Prime Obligations Portfolio, shares of the corresponding class of certain other mutual funds sponsored by Goldman Sachs. Except as described above, the eleven classes of shares are identical. Certain aspects of the shares may be altered, after advance notice to shareholders, if it is deemed necessary in order to satisfy certain tax regulatory requirements.

     Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of directors from the separate voting requirements of Rule 18f-2.

     When issued shares are fully paid and non-assessable. In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the applicable Series available for distribution to the shareholders of such class. All shares are freely transferable and have no preemptive, subscription or conversion rights.

     In the interest of economy and convenience, the Trust does not issue certificates representing interests in the Series' or shares. Instead, the transfer agent maintains a record of each shareholder's ownership. Each shareholder receives confirmation of purchase and redemption orders from the transfer agent. Shares representing interests in a particular Series and any dividends and distributions paid by a Series are reflected in account statements from the transfer agent.

     The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders including the election of Trustees (this method of voting being referred to as "dollar based voting"). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees.
Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.

     The Declaration of Trust provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office or (ii) not to have acted in good faith in the reasonable belief that such person's actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason, the shareholder or former shareholder (or heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

     The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any respective series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

     The Declaration of Trust authorizes the Trustees without shareholder approval to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a "master-feeder" structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company.

     The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would affect the voting rights of shareholders, (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Declaration of Trust; or (iv) that the Trustees determine to submit to shareholders.

     The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). To the extent provided by the Trustees in the appointment of Series Trustees, Series Trustees
(a) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (b) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Declaration of Trust with respect to any other series or class; and/or (c) may have no power or authority with respect to any other series or class. The Trustees are not currently considering the appointment of Series Trustees for the Trust.

     As of March 17, 2000, the entities noted below owned of record or beneficially 5% or more of the outstanding units of the ILA Prime Obligations
Portfolio: Goldman Sachs Funds Group, 85 Broad Street, New York, NY 10004 (64%); and Security Trust Company, Attn: Operations Department, P.O. Box 1589, San Diego, CA 92112 (11%).

     As of March 17, 2000, the entities noted below owned of record or beneficially 5% or more of the outstanding units of the ILA Money Market
Portfolio: Goldman Sachs Funds Group, 85 Broad Street, New York, NY 10004 (78%); and Bank of New York, 48 Wall Street, New York, NY 10286 (14%).

     As of March 17, 2000, the entities noted below owned of record or beneficially 5% or more of the outstanding units of the ILA Treasury Obligations
Portfolio: Goldman Sachs Funds Group, 85 Broad Street, New York, NY 10004 (17%); First National Bank of Omaha, Trust Officer, P.O. Box 3128, Omaha, NE 68103 (8%); Bank of New York, STIF/FI Note, 1 Wall Street, Fl. 5, New York, NY 10286 (39%); and Centennial Holdings, 1428 15th St., Denver, CO 80202
(10%).

     As of March 17, 2000, the entities noted below owned of record or beneficially 5% or more of the outstanding units of the ILA Treasury Instruments
Portfolio: Goldman Sachs Funds Group, 85 Broad Street, New York NY, 10004 (28%); Bank of New York, 1 Wall Street, Fl. 5, New York, NY 10286 (20%); Emerald Partners, 237 Park Ave., Suite 801, New York, NY 10017 (20%); and First National Bank of Santa Fe, Attn: Jerry Pogemiller, AVP&TO, P.O. Box 609, Santa Fe, NM 87504 (11%).

     As of March 17, 2000, the entities noted below owned of record or beneficially 5% or more of the outstanding units of the ILA Government
Portfolio: Goldman Sachs Funds Group, 85 Broad Street, New York, NY 10004 (37%); and Comerica Bank, Calhoun & Co., P.O. Box 55-519, Detroit, MI 48255 (12%).

     As of March 17, 2000, the entities noted below owned of record or beneficially 5% or more of the outstanding units of the ILA Federal Portfolio:
Goldman Sachs Funds Group, 85 Broad Street, New York, NY 10004 (85%); and Bank of New York, 48 Wall Street, New York, NY 10286 (5%).

     As of March 17, 2000, the entity noted below owned of record or beneficially 5% or more of the outstanding units of the ILA Tax-Exempt Diversified Portfolio: Goldman Sachs Funds Group, 85 Broad Street, New York, NY 10004 (87%).

     As of March 17, 2000, the entity noted below owned of record or beneficially 5% or more of the outstanding units of the ILA Tax-Exempt California Portfolio: Goldman Sachs Funds Group, 85 Broad Street, New York, NY 10004 (95%).

     As of March 17, 2000, the entities noted below owned of record or beneficially 5% or more of the outstanding units of the ILA Tax-Exempt New York
Portfolio: Goldman Sachs Funds Group, 85 Broad Street, New York, NY 10004 (87%); and Bank of New York 48 Wall Street, New York, NY 10286 (10%).

     As of March 17, 2000, the entities noted below owned of record or beneficially 5% or more of the outstanding shares of the FS Prime Obligations
Fund: Bank of New York, Hare & Co., Attn: Bimal Saha, Stif/Master Note, One Wall Street, 5th Floor, New York, NY 10286 (7%); and Commerce Bank of Kansas City, P.O. Box 248, Kansas City, MO 64141 (6%).

     As of March 17, 2000, the entities noted below owned of record or beneficially 5% or more of the outstanding shares of the FS Money Market Fund:
Goldman Sachs & Co., 85 Broad Street, New York, NY 10004 (25%); Exodus Communications, Inc., Attn: Mike Healy, 2650 San Tomas Expy, Santa Clara, CA 95051 (6%); and Citicorp Trust N.A., Custodian, Attn: Joan D'Andrea, 400 Royal Palm Way, Fl. 3, Palm Beach, FL 33480 (5%).

     As of March 17, 2000, the entities noted below owned of record or beneficially 5% or more of the outstanding shares of the FS Treasury Obligations
Fund: Mellon Bank, Ms. Beth Brown, Three Mellon Bank Center, 34th Floor, Pittsburgh, PA 15258 (12%); Commerce Bank of Kansas City, P.O. Box 248, Kansas City, MO 64141 (9%); Goldman Sachs & Co., 85

Broad Street, New York, NY 10004 (8%); Fulton Bank, P.O. Box 3215, Lancaster, PA 17604 (6%); and Commerce Bank Lenexa, Capital Markets Group, 4th Fl., 1000 Walnut, Kansas City, MO 64106 (5%).

     As of March 17, 2000, the entities noted below owned of record or beneficially 5% or more of the outstanding Fund shares of the FS Treasury
Instruments: Harris Trust & Savings Bank, Attn: Elliott A. Yurman, Mutual Funds Unit-LLE, P.O. Box 71940, Chicago, IL 60694 (44%); Goldman Sachs & Co., 85 Broad Street, New York, NY 10004 (10%); Hilliard Lyons Trust Co., Attn:
Carin M. Obye, P.O. Box 32760, Louisville, KY 40232 (8%); Guaranty Bank & Trust Co., Haws & Co., P.O. Box 5847, Denver, CO 80217 (7%); Northern Capital Trust of Fargo, Attn: H. Michael Hardy, P.O. Box 829, Fargo, ND 58107 (6%).

     As of March 17, 2000, the entities noted below owned of record or beneficially 5% or more of the outstanding shares of the FS Government Fund:
Turtle & Co., Bn-CC. c/o State Street Bank & Trust, Attn: Robert Taylor, P.O. Box 9427, Boston, MA 02209 (10%); First Citizens Bank & Trust, 100 Tryon Road, Raleigh, NC 27603 (8%); and KPMG LLP, Harvey-Skolnick - Director of Treasury, 3 Chestnut Ridge Road, Montvale, NJ 07645 (5%).

     As of March 17, 2000, the entity noted below owned of record or beneficially 5% or more of the outstanding shares of the FS Federal Fund:
Goldman Sachs & Co., 85 Broad Street, New York, NY  10004 (50%).

     As of March 17, 2000, the entities noted below owned of record or beneficially 5% or more of the outstanding shares of the FS Tax-Free Money Market Fund: Goldman Sachs & Co., 85 Broad Street, New York, NY 10004 (45%); and Commerce Bank of Kansas City, NA, Mr. Mark Andreoli, Senior Vice President, P.O. Box 248, Kansas City, MO 64141 (8%).

Shareholder and Trustee Liability

     Under Delaware law, the shareholders of the Series are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains express disclaimer of shareholder liability for acts or obligations of a Series. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a Portfolio or the Trustees. The Declaration of Trust provides for indemnification by the relevant Series for all loss suffered by a shareholder as a result of an obligation of the Series. The Declaration of Trust also provides that a Series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders is remote.

     In addition to the requirements set forth under Delaware law, the Declaration of Trust provides that shareholders may bring a derivative action on behalf of the Trust only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the Series or class to which such action relates, must join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such investment advisers in the event that the Trustees determine not to bring such action.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.


                          CUSTODIAN AND SUBCUSTODIAN

     State Street Bank and Trust Company ("State Street") has been retained to act as custodian of the Series' assets. In that capacity, State Street maintains the accounting records and calculates the daily net asset value per share of the Series. Its mailing address is P.O. Box 1713, Boston, MA 02105. State Street has appointed The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675 as subcustodian to hold cash and certain securities purchased by the Trust.


                            INDEPENDENT ACCOUNTANTS

     For the fiscal year ended December 31, 1999, Arthur Andersen LLP, former independent public accountants, 225 Franklin Place, Boston, Massachusetts 02110, served as auditors of the Series. PricewaterhouseCoopers LLP, independent public accountants, 160 Federal Street, Boston, Massachusetts 02110 have been selected as auditors of the Series of the Trust for the fiscal year ending December 31, 2000. In addition to audit services, PricewaterhouseCoopers LLP will prepare the Trust's federal and state tax returns, and will provide consultation and assistance on accounting, internal control and related matters.


                             FINANCIAL STATEMENTS

     The audited financial statements and related reports of Arthur Andersen LLP, the Trust's former independent public accountants, contained in each Series' 1999 Annual Report are hereby incorporated by reference. A copy of the Annual Report may be obtained without charge by writing Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606 or by calling Goldman, Sachs & Co., at the telephone number on the back cover of each Series'

Prospectus. No other portions of the Series' Annual Report are incorporated herein by reference.

     PricewaterhouseCoopers LLP have been selected as auditors of the Series of the Trust for the fiscal year ending December 31, 2000.


                               OTHER INFORMATION

     The Investment Adviser, Distributor and/or their affiliates may pay, out of their own assets, compensation to Authorized Dealers, service organizations and financial intermediaries ("Intermediaries") in connection with the sale, distribution and/or servicing of shares of the Series. These payments ("Additional Payments") would be in addition to the payments by the Series described in the Series' Prospectuses and this Additional Statement for distribution and shareholder servicing and processing. These Additional Payments may take the form of "due diligence" payments for an institution's examination of the Series and payments for providing extra employee training and information relating to the Series; "listing" fees for the placement of the Series on a dealer's list of mutual funds available for purchase by its customers; "finders" or "referral" fees for directing investors to the Series; "marketing support" fees for providing assistance in promoting the sale of the Series' shares; and payments for the sale of shares and/or the maintenance of share balances. In addition, the Investment Adviser, Distributor and/or their affiliates may make Additional Payments for subaccounting, administrative and/or shareholder processing services that are in addition to any shareholder servicing and processing fees paid by the Series. The Additional Payments made by the Investment Adviser, Distributor and their affiliates may be a fixed dollar amount, may be based on the number of customer accounts maintained by an Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved, and may be different for different Intermediaries. Furthermore, the Investment Adviser, Distributor and/or their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The Investment Adviser, Distributor and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs, subject to applicable NASD regulations. The Distributor currently expects that such additional bonuses or incentives will not exceed 0.50% of the amount of any sales.

     As stated in the Prospectuses, the Trust may authorize service organizations and other institutions that provide recordkeeping, reporting and processing services to their customers to accept on the Trust's behalf purchase, redemption and exchange orders placed by or on behalf of their customers and, if approved by the Trust, to designate other intermediaries to accept such orders. These institutions may receive payments from the Trust or Goldman Sachs for their services. In some, but not all, cases these payments will be pursuant to an Administration, Distribution Service or Select Plan described in the Prospectuses and the following sections. Certain Service Organizations or institutions may enter into sub-transfer agency agreements with the Trust or Goldman Sachs with respect to their services.

     The Prospectuses and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     Statements contained in the Prospectuses or in this Additional Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

                             ADMINISTRATION PLANS
    (ILA Administration, FST Administration and FST Preferred Shares Only)

     The Trust, on behalf of each ILA Portfolio and Financial Square Fund, has adopted an administration plan with respect to the ILA Administration Shares (the "ILA Administration Plan"), with respect to the FST Administration Shares (the "FST Administration Plan") and with respect to FST Preferred Shares (the "FST Preferred Plan," together with the ILA Administration Plan and the FST Administration Plan, the "Administration Plans") which authorize the ILA Portfolios and Financial Square Funds to compensate service organizations for providing certain account administration services to their customers who are beneficial owners of such shares. Pursuant to the Administration Plans, the Trust, on behalf of each Series, enters into agreements with service organizations which purchase ILA Administration Shares, FST Administration Shares or FST Preferred Shares on behalf of their customers ("Service Agreements"). Under such Service Agreements, the service organizations may:
(a) act, directly or through an agent, as the sole shareholder of record and nominee for all customers, (b) maintain account records for each customer who beneficially owns ILA Administration Shares, FST Administration Shares or FST Preferred Shares, (c) answer questions and handle correspondence from customers regarding their accounts, (d) process customer orders to purchase, redeem and exchange ILA Administration Shares, FST Administration Shares or FST Preferred Shares, and handle the transmission of funds representing the customers' purchase price or redemption proceeds, and (e) issue confirmations for transactions in Shares by customers. As compensation for such services, the Trust on behalf of each ILA Portfolio and Financial Square Fund pays each service organization an administration fee in an amount up to .15% (on an annualized basis) of the average daily net assets of the ILA Administration Shares of each ILA Portfolio, .25% (on an annualized basis) of the average daily net assets of the FST Administration Shares and .10% (on an annualized basis) of the average daily net assets of the FST Preferred Shares of each Financial Square Fund, attributable to or held in the name of such service organization for its customers. The Trust, on behalf of the Series, accrues payments made to a service organization pursuant to a Service Agreement daily. All inquiries of beneficial owners of ILA Administration Units, FST Administration Shares and FST Preferred Shares should be directed to the owners' service organization.

     For the fiscal years ended December 31, 1999, December 31, 1998 and December 31, 1997 the amount of the administration fees paid by each ILA Portfolio under its ILA Administration Plan to Service Organizations was as follows:

                                1999          1998         1997
                                ----          ----         ----
ILA Prime Obligations
  Portfolio                   $ 57,419      $ 56,195   $  117,600

ILA Money Market Portfolio      53,223       482,750      510,535

ILA Treasury Obligations
  Portfolio                     90,628       134,705      311,981

ILA Treasury Instruments
  Portfolio                    127,026       146,145      296,919

ILA Government Portfolio         9,844        14,657       66,034

ILA Federal Portfolio          293,344       779,240    1,119,368

ILA Tax-Exempt Diversified
  Portfolio                     48,148        34,749      119,510

ILA Tax-Exempt California
  Portfolio                     19,940         1,702          508

ILA Tax-Exempt New York
  Portfolio                     30,750        34,741       46,589

       For the fiscal years ended December 31, 1999, December 31, 1998 and December 31, 1997 the amount of administration fees paid by each Financial Square Fund under its FST Administration Plan to Service Organizations was as follows:

                                        1999           1998          1997
                                        ----           ----          ----
FS Prime Obligations Fund          $  1,608,204    $  832,405    $  662,090
FS Money Market Fund                  1,171,166       947,740       780,489
FS Treasury Obligations Fund          2,716,747     2,373,198     1,741,440
FS Government Fund                    1,241,755       845,644       649,313
FS Tax Free Fund                        352,368       360,347       241,784
FS Treasury Instruments Fund/(1)/       138,125        49,689         3,240
FS Federal Fund/(1)/                  1,541,602       951,754       353,083

---------------------------------

/(1)/ The FST Administration Shares of the FS Treasury Instruments Fund and FS Federal Fund commenced share activity on April 1, 1997.



       For the fiscal years ended December 31, 1999, December 31, 1998 and December 31, 1997 the amount of administration fees paid by each Financial Square Fund under its FST Preferred Plan was as follows:

                                     1999      1998      1997
                                     ----      ----      ----
FS Prime Obligations Fund          $271,735  $156,506  $181,303
FS Money Market Fund                182,474    76,867    55,349
FS Treasury Obligations Fund        282,021   307,604   107,309
FS Government Fund                  193,925    96,834    27,961
FS Tax Free Fund                     45,428    93,209    15,965
FS Treasury Instruments Fund/(1)/        92         0         1
FS Federal Fund/(1)/                 74,134   122,073    66,047

----------------------------

/1/ The FST Preferred Shares of the FS Treasury Instruments Fund and FS Federal Fund commenced share activity on May 30, 1997.

       Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a service organization's receipt of compensation paid by the Trust in connection with the investment of fiduciary funds in ILA Administration Shares, FST Administration Shares and FST Preferred Shares. Service organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or State Securities Commissions, are urged to consult legal advisers before investing fiduciary assets in ILA Administration Shares, FST Administration Shares or FST Preferred Shares. In addition, under some state securities laws, banks and other financial institutions purchasing ILA Administration Shares, FST Administration Shares or FST Preferred Shares on behalf of their customers may be required to register as dealers.

       The Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Administration Plans or the related Service Agreements, most recently voted to approve the Administration Plans and Service Agreements at a meeting called for the purpose of voting on such Administration Plans and Service Agreements on April 25, 2000. The Administration Plans and Service Agreements will remain in effect until May 1, 2001 and continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees in the manner described above.

       An Administration Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the ILA Administration, FST Administration or FST Preferred shareholders of the affected Series, and all material amendments of the Administration Plan must also be approved by the Trustees in the manner described above. An Administration Plan may be terminated at any time by a majority of the Trustees as described above or by vote of a majority of the outstanding ILA Administration Shares, FST Administration Shares or FST Preferred Shares of the affected Series. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by a vote of a majority of the outstanding ILA Administration Shares, FST Administration Shares or FST Preferred Shares of the affected Series on not more than sixty (60) days' written notice to any other party to the Service Agreements. The Service Agreements shall terminate automatically if assigned. So long as the Administration Plans are in effect, the selection and nomination of those Trustees who are not interested persons shall be committed to the discretion of the Trust's Nominating Committee, which consists of all of the non-interested members of the Board of Trustees. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Administration Plans will benefit the Series and holders of ILA Administration Shares, FST Administration Shares and FST Preferred Shares of such Series.

                                 SERVICE PLANS

    (ILA Service Shares, Cash Management Shares and FST Service Shares
Only)

     The Trust has adopted a service plan on behalf of each ILA Portfolio with respect to the ILA Service Shares (the "ILA Service Plan"), on behalf of the ILA Prime Obligations Portfolio, ILA Money Market Portfolio, ILA Government Portfolio, ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio and ILA Tax-Exempt New York Portfolio with respect to the Cash Management Shares (the "Cash Management Shares Service Plan") and on behalf of each Financial Square Fund with respect to the FST Service Shares (the "FST Service Plan" and together with the ILA Service Plan and the Cash Management Shares Service Plan, the "Service Plans") which authorize the Series to compensate service organizations for providing certain account administration and personal account maintenance services to their customers who are or may become beneficial owners of such shares. Pursuant to the Service Plans, the Trust, on behalf of each ILA Portfolio or Financial Square Fund, enters into agreements with service organizations which purchase ILA Service Shares, Cash Management Shares or FST Service Shares on behalf of their customers ("Service Agreements"). Under such Service Agreements the service organizations may: (a) act, directly or through an agent, as the sole shareholder of record and nominee for all customers; (b) maintain account records for each customer who beneficially owns ILA Service Shares, Cash Management Shares or FST Service Shares; (c) answer questions and handle correspondence from customers regarding their accounts; (d) process customer orders to purchase, redeem and exchange ILA Service Shares, Cash Management Shares or FST Service Shares, and handle the transmission of funds representing the customers' purchase price or redemption proceeds; (e) issue confirmations for transactions in shares by customers; (f) provide facilities to answer questions from prospective and existing investors about ILA Service Shares, Cash Management Shares or FST Service Shares; (g) receive and answer investor correspondence, including requests for prospectuses and statements of additional information; (h) display and make prospectuses available on the service organization's premises; (i) assist customers in completing application forms, selecting dividend and other account options and opening custody accounts with the service organization; (j) act as liaison between customers and the Trust, including obtaining information from the Trust, working with the Trust to correct errors and resolve problems and providing statistical and other information to the Trust; and (k) with respect to the Cash Management Shares Service Plan: (i) provide services to customers intended to facilitate or improve their understanding of the benefits and risks of an ILA Portfolio, (ii) facilitate the inclusion of an ILA Portfolio in investment, retirement, asset allocation, cash management or sweep accounts or similar products or services offered to customers by or through service organizations,
(iii) facilitate electronic or computer trading and/or processing in an ILA Portfolio or providing electronic, computer or other database information regarding an ILA Portfolio to customers, and (iv) develop, maintain and support systems necessary to support Cash Management Shares. As compensation for such services, (a) the Trust on behalf of each

ILA Portfolio pays each service organization a service fee in an amount up to
 .40% (on an annualized basis) of the average daily net assets of the ILA Service Shares of each ILA Portfolio attributable to or held in the name of such service organization for its customers; provided, however, that the fee paid for personal and account maintenance services shall not exceed .25% of such average daily net assets; (b) the Trust on behalf of each ILA Portfolio pays each service organization a service fee in an amount up to .50% (on an annual basis) of the average daily net assets of the Cash Management Shares of each ILA Portfolio attributable to or held in the name of such service organization for its customers; provided, however, that the fee paid for personal and account maintenance services shall not exceed .25% of such average daily net assets; and
(c) the Trust, on behalf of each Financial Square Fund, pays each service organization a service fee in an amount up to .50% (on an annualized basis) of the average daily net assets of the FST Service Shares of each Financial Square Fund attributable to or held in the name of such service organization for its customers; provided, however, that the fee paid for personal and account maintenance services shall not exceed .25% of such average daily net assets. The Trust, on behalf of the Series, accrues payments made to a service organization pursuant to a Service Agreement daily. All inquiries of beneficial owners of ILA Service Units, Cash Management Shares and FST Service Shares should be directed to the owners' service organization.

     For the fiscal years ended December 31, 1999, December 31, 1998 and December 31, 1997 the amount of the service fees paid by each ILA Portfolio then in existence to service organizations pursuant to the ILA Service Plan was as follows:

                                  1999        1998        1997
                                  ----        ----        ----
ILA Prime Obligations
  Portfolio                   $  417,319  $  435,823  $  300,300

ILA Money Market Portfolio     1,290,742     144,733      40,053

ILA Treasury Obligations
  Portfolio                      234,094     324,013     361,567

ILA Treasury Instruments
  Portfolio                    1,292,984   1,126,342   1,020,955

ILA Government Portfolio         366,922     395,588     342,976

ILA Federal Portfolio          1,110,241     145,279     209,156

ILA Tax-Exempt Diversified
  Portfolio                      111,352     124,850     102,409

ILA Tax-Exempt California
  Portfolio/(1)/                  33,838           0           2

ILA Tax-Exempt New York
  Portfolio/(1)/                       0           0           2


(1) ILA Service Share activity commenced operations in 1997.

       For the fiscal years ended December 31, 1999 and December 31, 1998, the amount of the service fees paid by each ILA Portfolio then in existence to service organizations pursuant to the Cash Management Shares Service Plan was as follows:

                              1999         1998/(1)/
                              ----         ---------
ILA Prime Obligations
  Portfolio                   $   8        $     5

ILA Money Market Portfolio        8              5

ILA Government Portfolio
  Portfolio                      67              5

ILA Tax-Exempt Diversified
  Portfolio                       8              5

ILA Tax-Exempt California         8              5
 Portfolio

ILA Tax-Exempt New York           8              5
   Portfolio

(1)  Cash Management Shares commenced operations on May 1, 1998.

       For the fiscal years ended December 31, 1999, December 31, 1998 and December 31, 1997 the amount of service fees paid by each Financial Square Fund to service organizations pursuant to the FST Service Plan was as follows:

                                      1999        1998         1997
                                      ----        ----         ----
FS Prime Obligations
  Fund                             $2,388,719  $1,167,952  $  707,816

FS Money Market Fund                1,792,922   2,478,988   1,514,944

FS Treasury Obligations  Fund       2,620,099   2,019,235   1,201,356

FS Government Fund                  3,617,320   3,225,643   2,533,854

FS Tax-Free Fund                      275,997     254,984     166,974

FS Treasury Instruments Fund/(1)/      91,522      97,057     112,501

FS Federal Fund/(2)/                1,981,259   1,312,961     482,096

(1)  FST Service Share activity commenced March 5, 1997.

(2)  FST Service Share activity commenced March 25, 1997.

     The Trust has adopted each Service Plan pursuant to Rule 12b-1 under the Act in order to avoid any possibility that payments to the service organizations pursuant to the Service Agreements might violate the Act. Rule 12b-1, which was adopted by the SEC under the Act, regulates the circumstances under which an investment company such as the Trust may bear expenses associated with the distribution of its securities. In particular, such an investment company cannot engage directly or indirectly in financing any activity which is primarily intended to result in the sale of securities issued by the company unless it has adopted a plan pursuant to, and complies with the other requirements of, such Rule. The Trust believes that fees paid for the services provided in the Service Plans and described above are not expenses incurred primarily for effecting the distribution of ILA Service Shares, Cash Management Shares or FST Service Shares. However, should such payments be deemed by a court or the SEC to be distribution expenses, such payments would be duly authorized by the Service Plans.

     Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a service organization's receipt of compensation paid by the Trust in connection with the investment of fiduciary funds in ILA Service Shares, Cash Management Shares or FST Service Shares. Service organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and Investment Advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or State Securities Commissions, are urged to consult legal advisers before investing fiduciary assets in ILA Service Shares, Cash Management Shares or FST Service Shares.

     The Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Service Plans or the related Service Agreements, most recently voted to approve the Service Plans and Service Agreements at a meeting called for the purpose of voting on such Service Plans and Service Agreements on April 25, 2000. The ILA Service Plan and FST Service Plan and Service Agreements will remain in effect until May 1, 2001, and the Cash Management Service Plan and Service Agreement will remain in effect until April 30, 2001. The Service Plans and Service Agreements will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees in the manner described above.

     A Service Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the ILA Service Shareholders, Cash Management Shareholders or FST Service Shareholders of the affected Series, and all material amendments of a Plan must also be approved by the Trustees in the manner described above. A Service Plan may be terminated at any time by a majority of the Board of Trustees as described above or by vote of a majority of the outstanding ILA Service Shares, Cash Management Shareholders or FST Service Shares of the affected Series. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Trustees as described above or by a vote of a majority of the outstanding ILA Service Shares, Cash Management Shareholders or FST Service Shares of the affected Series on not more than sixty (60) days' written notice to any other party to the Service Agreements. The Service Agreements shall terminate automatically if assigned. As long as the Service Plans are in effect, the selection and nomination of those Trustees who are not interested persons shall be determined by the discretion of the Trust's Nominating Committee, which consists of all of the non-interested members of the Board of Trustees. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Service Plans will benefit the Series and holders of ILA Service Shares, Cash Management Shares and FST Service Shares of such Series.

                                  SELECT PLAN
                           (FST Select Shares Only)

     The Trust, on behalf of the FS Prime Obligations, FS Money Market, FS Treasury Obligations, FS Treasury Instruments, FS Government, FS Federal and FS Tax-Free Funds has adopted a select plan with respect to the FST Select Shares (the "FST Select Plan ") which authorize the Financial Square Funds to compensate service organizations for providing certain account administration services to their customers who are beneficial owners of such shares. Pursuant to the Select Plan, the Trust, on behalf of such Series, enters into agreements with service organizations, which purchase FST Select Shares on behalf of their customers ("Service Agreements"). Under such Service Agreements, the service organizations may: (a) act, directly or through an agent, as the sole shareholder of record and nominee for all customers, (b) maintain account records for each customer who beneficially owns FST Select Shares, (c) process and issue confirmations concerning customer orders to purchase, redeem and exchange FST Select Shares, and (d) handle the transmission of funds representing the customers' purchase price or redemption proceeds. As compensation for such services, the Trust on behalf of each Financial Square Fund pays each service organization an administration fee in an amount up to .03 of 1% (on an annualized basis) of the average daily net assets of the FST Select Shares of each Financial Square Fund, attributable to or held in the name of such service organization for its customers. The Trust, on behalf of the Series, accrues payments made pursuant to a Service Agreement daily. All inquiries of beneficial owners of Select Shares should be directed to the owners' service organizations.

     FST Select Shares commenced operations on January 31, 2000.

     Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a service organization's receipt of compensation paid by the Trust in connection with the investment of fiduciary funds in FST Select Shares. Service organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and Investment Advisers and other money managers subject to the jurisdiction of the Securities and Exchange Commission, the Department of Labor or State Securities Commissions, are urged to consult legal advisers before investing fiduciary assets in FST Select Shares.

     The Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Select Plan or the related Service Agreements, (the "Non-Interested Trustees") most recently voted to approve the Select Plan and Service Agreements at a meeting called for the purpose of voting on such Select Plan and Service Agreements on April 25, 2000. The FST Select Plan and Service Agreements will remain in effect until May 1, 2001. The Select Plan and Service

Agreements will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees in the manner described above.

     The Select Plan may not be amended to increase materially the amount to be spent for the services described therein and may not be made unless other and other material amendments of the Plan must also be approved by the Trustees in the manner described above. The Select Plan may be terminated at any time by a majority of the Non-Interested Trustees as described above or by vote of a majority of the outstanding FST Select Shares of the affected Series. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Non-Interested Trustees as described above or by a vote of a majority of the outstanding FST Select Shares of the affected Series on not more than sixty (60) days' written notice to any other party to the Service Agreements. The Service Agreements shall terminate automatically if assigned. As long as the Select Plan are in effect, the selection and nomination of those Trustees who are not interested persons shall be determined by the discretion of the Trust's Nominating Committee, which consists of all of the non-interested members of the Board of Trustees. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Select Plan will benefit the Series and holders of FST Select Shares of such Series.

                        DISTRIBUTION AND SERVICE PLANS

     Distribution and Service Plans. As described in the Prospectuses, the Trust has adopted distribution and service plans pursuant to Rule 12b-1 under the Act with respect to ILA Class B and Class C Shares on behalf of the ILA Prime Obligations Portfolio (the "Distribution and Service Plans").

     The Distribution and Service Plans were most recently approved on April 25, 2000 by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Distribution and Service Plans, cast in person at a meeting called for the purpose of approving the Distribution and Service
Plans.

     The compensation payable under the Distribution and Service Plans may not exceed 0.75% per annum of the average daily net assets attributable to ILA Class B and Class C Shares, respectively, of the ILA Prime Obligations Portfolio.

     Under the Distribution and Service Plans for ILA Class B and Class C Shares, Goldman Sachs is also entitled to receive a separate fee for personal and account maintenance services equal to an annual basis of 0.25% of each Fund's average daily net assets attributable to ILA Class B or Class C Shares.

     The Distribution and Service Plans are compensation plans which provide for the payment of a specified fee without regard to the expenses actually incurred by Goldman Sachs. The distribution fees received by Goldman Sachs under the Distribution and Service Plans and CDSC on ILA Class B Shares may be sold by Goldman Sachs as distributor to entities which provide financing for payments to Authorized Dealers in respect of sales of ILA Class B Shares. Goldman Sachs may also pay up to the entire amount of its fee under the Class C

Distribution and Service Plan to service organizations or other institutions for providing services in connection with the sale of Class C Shares. To the extent such fees are not paid to such dealers, Goldman Sachs may retain such fee as compensation for its services and expenses of distributing ILA Class B Shares and Class C Shares. If such fees exceed Goldman Sachs' expenses, Goldman Sachs may realize a profit from these arrangements.

     For the fiscal year ended December 31, 1999, the amount of distribution and service fees paid by the ILA Prime Obligation Portfolio's Class B Shares to Goldman Sachs was $163,044. For the fiscal year ended December 31, 1999, the amount of distribution and service fees paid by the ILA Prime Obligations Portfolio's Class C Shares to Goldman Sachs was $66,091.

     For the fiscal year ended December 31, 1998, the amount of distribution and service fees paid by the ILA Prime Obligation Portfolio's Class B Shares to Goldman Sachs was $59,917. For the fiscal year ended December 31, 1998, the amount of distribution and service fees paid by the ILA Prime Obligations Portfolio's Class C Shares to Goldman Sachs was $43,200.

     For the fiscal year ended December 31, 1997, the amount of distribution fees paid by the ILA Prime Obligations Portfolio's Class B Shares to Goldman Sachs was $4,635. For the fiscal year ended December 31, 1997, the amount of services fees paid by the ILA Prime Obligations Portfolio's Class B Shares to Goldman Sachs was $1,545.

     For the fiscal year ended December 31, 1997, the amount of distribution fees paid by the ILA Prime Obligations Portfolio's Class C Shares to Goldman Sachs was $784. For the fiscal year ended December 31, 1997, the amount of service fees paid by the ILA Prime Obligations Portfolio's Class C Shares to Goldman Sachs was $261.

     During the fiscal year ended December 31, 1999, Goldman Sachs incurred the following expenses in connection with distribution activities under the Distribution and Service Plan of the ILA Prime Obligations Portfolio with respect to ILA Class B Shares and ILA Class C Shares, respectively:
compensation to dealers, $145,109 and $80,608; compensation and expenses of the Distributor and its sales personnel, $4,695 and $1,756; allocable overhead, telephone and travel expenses, $5,082 and $1,900; printing and mailing of prospectuses to other than current shareholders, $169 and $63; and preparation and distribution of sales literature and advertising, $827 and $309. These amounts reflect expenses incurred by Goldman Sachs, which amounts are in excess of the compensation received by Goldman Sachs under the Distribution and Service Plan. The payments under the Distribution and Service Plan were used by Goldman Sachs to compensate it for the expenses shown above on a pro-rata basis. Compensation to dealers includes advance commissions paid to dealers of 4% on ILA Class B Shares and 1% on ILA Class C Shares which are considered deferred assets and amortized over a period of 6 years with respect to ILA Class B Units and one year with respect to ILA Class C Shares. The amounts presented above reflect amortization expense recorded during the period presented.

     The Distribution and Service Plans will remain in effect from year to year, provided such continuance is approved annually by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Distribution and Service Plans. The Distribution and Service Plans may not be amended to increase materially the amount of distribution compensation described therein as to a particular Portfolio without approval of a majority of the outstanding Class B or Class C Shareholders, of the affected Portfolio and Share class. All material amendments to the Distribution and Service Plans must also be approved by the Trustees of the Trust in the manner described above. The Distribution and Service Plans may be terminated at any time without payment of any penalty by a vote of the majority of the non-interested Trustees or by vote of a majority of the Class B or Class C Shares, of the applicable Portfolio. If the Distribution and Service Plans were terminated by the Trust's Board of Trustees and no successor plan were adopted, the Series would cease to make distribution payments to Goldman Sachs and Goldman Sachs would be unable to recover the amount of any of its unreimbursed distribution expenditures. So long as the Distribution and Service Plans are in effect, the selection and nomination of non-interested Trustees will be committed to the discretion of the non-interested Trustees. The Trustees have determined that in their judgment there is a reasonable likelihood that the Distribution and Service Plans will benefit the applicable Series and their respective Shareholders.

     Distribution Plan. As described in the Prospectus, the Trust has adopted a distribution plan pursuant to Rule 12b-1 under the Act with respect to Cash Management Shares on behalf of the ILA Prime Obligations Portfolio, ILA Money Market Portfolio, ILA Government Portfolio, ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio and ILA Tax-Exempt New York Portfolio (the "Cash Management Shares Distribution Plan").

     The Cash Management Shares Distribution Plan was most recently approved on April 25, 2000 on behalf of the Trust by a majority vote of the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Cash Management Shares Distribution Plan, cast in person at a meeting called for the purpose of approving the Cash Management Shares Distribution Plan.

     The compensation payable under the Cash Management Shares Distribution Plan with respect to the ILA Prime Obligations Portfolio, ILA Money Market Portfolio, ILA Government Portfolio, ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio and ILA Tax-Exempt New York Portfolio may not exceed 0.50% per annum of the average daily net assets attributable to Cash Management Shares of such ILA Portfolio. Goldman Sachs may modify or discontinue such waivers and limitation in the future at its discretion.

     For the fiscal years ended December 31, 1999 and December 31, 1998, the amount of distribution fees paid by the ILA Prime Obligations Portfolio, ILA Money Market Portfolio, ILA Government Portfolio, ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio and ILA Tax-Exempt New York Portfolio to Goldman Sachs pursuant to the Cash Management Shares Distribution Plan was $1 and $0, $1 and $0, $9 and $0, $1 and $0, $1 and $0 and $1 and $0,
respectively.

     Goldman Sachs may pay up to the entire amount of its fee under the Cash Management Shares Distribution Plan to service organizations or other institutions for providing services in connection with the sale of Cash Management Shares. To the extent such fees are not paid to such dealers, Goldman Sachs may retain such fee as compensation for its services and expenses of distributing Cash Management Shares. If such fee exceeds its expenses, Goldman Sachs may realize a profit from these arrangements.

     The Cash Management Shares Distribution Plan is a compensation plan which provides for the payment of a specified distribution fees without regard to the distribution expenses actually incurred by Goldman Sachs. If the Cash Management Shares Distribution Plan was terminated by the Trust's Board of Trustees and no successor plan were adopted, the ILA Prime Obligations Portfolio, ILA Money Market Portfolio, ILA Government Portfolio, ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio and ILA Tax-Exempt New York Portfolio would cease to make distribution payments to Goldman Sachs and Goldman Sachs would be unable to recover the amount of any of its unreimbursed distribution expenditures. However, Goldman Sachs does not intend to make expenditures for which it may be compensated under the Cash Management Shares Distribution Plan at a rate that materially exceeds the rate of compensation received under the Plan.

     The Cash Management Shares Distribution Plan will remain in effect from year to year, provided such continuance is approved annually by a majority vote of the Board of Trustees of the Trust, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Distribution Plan. The Cash Management Shares Distribution Plan may not be amended to increase materially the amount to be spent for the services described therein as to a particular Series without approval of a majority of the outstanding Cash Management Shareholders, as applicable, of that Portfolio. All material amendments to the Distribution Plan must also be approved by the Board of Trustees of the Trust in the manner described above. The Cash Management Shares Distribution Plan may be terminated at any time without payment of any penalty by a vote of the majority of the non-interested Trustees or by vote of a majority of the Cash Management Shares, as applicable, of the applicable Portfolio. So long as the Cash Management Shares Distribution Plan is in effect, the selection and nomination of non-interested Trustees shall be committed to the discretion of the non-interested Trustees. The Trustees have determined that in their judgment there is a reasonable likelihood that the Cash Management Shares Distribution Plan will benefit the applicable Portfolios and their respective Shareholders.

                                  APPENDIX A


Short-Term Debt Credit Ratings
------------------------------

     A Standard & Poor's short-term issue credit rating is generally a current
     -------------------
opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for short-term debt:




     "A-1" - The highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.




     "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.




     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial short-term debt:




     "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.




     "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.




     The three rating categories of Duff & Phelps for short-term debt are "D-1," "D-2," and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and " D-1-,"
within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for short-term debt:




     "D-1+" - Debt possesses the highest certainty of timely payment. Short-term alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.




     "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.




     "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.




     "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.




     Fitch IBCA short-term ratings apply to debt obligations that have a time
     ----------
horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

     "F1" - The highest credit quality. This designation indicates the best capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

     "F2" - Good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.




     Thomson Financial BankWatch short-term ratings assess the likelihood of an
     ---------------------------
untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson Financial BankWatch:




     "TBW-1" - The highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

     "TBW-2" - The second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

Corporate and Municipal Long-Term Debt Ratings
----------------------------------------------

     The following summarizes the ratings used by Standard & Poor's for corporate and municipal long-term debt (ratings from "AA" through "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories):




     "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.




     "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.




     "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.




     "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt (Numerical modifiers 1, 2 and 3 are applied in each generic rating classification from "Aa" through "Baa". The modifier 1 indicates that the obligations ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category):




     "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.




     "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.




     "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     The following summarizes the long-term debt ratings used by Duff & Phelps
                                                                 -------------
for corporate and municipal long-term debt (The "AA," "A," and "BBB" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories):




     "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.




     "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.




     "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable in periods of greater economic stress.





     "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles. This is the lowest investment grade category.

     The following summarizes the ratings used by Fitch IBCA for corporate and
                                                  ----------
municipal bonds (Ratings from and including "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories):

     "AAA" - Considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.




     "AA" - Considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.




     "A" - Considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.




     "BBB" - Considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

     Thomson Financial BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson Financial BankWatch for long-
                                         ---------------------------
term debt ratings (The ratings may include a plus (+) or minus (-) sign designation which indicates where within the respective category the issue is placed):




     "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.




     "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.




     "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.





     "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Additional Municipal Note Ratings
---------------------------------

     A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:




     "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.




     "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.




     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:




     "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.




     "MIG-2"/"VMIG-2" - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.




     "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     Fitch IBCA and Duff & Phelps use the short-term ratings described under Short-Term Debt Credit Ratings for municipal notes.

                                   APPENDIX B

                  BUSINESS PRINCIPLES OF GOLDMAN, SACHS & CO.

     Goldman Sachs is noted for its Business Principles, which guide all of the firm's activities and serve as the basis for its distinguished reputation among investors worldwide.

     Our client's interests always come first. Our experience shows that if we serve our clients well, our own success will follow.

     Our assets are our people, capital and reputation. If any of these is ever diminished, the last is the most difficult to restore. We are dedicated to complying fully with the letter and spirit of the laws, rules and ethical principles that govern us. Our continued success depends upon unswerving adherence to this standard.

     We take great pride in the professional quality of our work. We have an uncompromising determination to achieve excellence in everything we undertake. Though we may be involved in a wide variety and heavy volume of activity, we would, if it came to a choice, rather be best than biggest.

     We stress creativity and imagination in everything we do. While recognizing that the old way may still be the best way, we constantly strive to find a better solution to a client's problems. We pride ourselves on having pioneered many of the practices and techniques that have become standard in the industry.

  We make an unusual effort to identify and recruit the very best person for every job. Although our activities are measured in billions of dollars, we select our people one by one. In a service business, we know that without the best people, we cannot be the best firm.

     We offer our people the opportunity to move ahead more rapidly than is possible at most other places. We have yet to find the limits to the responsibility that our best people are able to assume. Advancement depends solely on ability, performance and contribution to the firm's success, without regard to race, color, religion, sex, age, national origin, disability, sexual orientation, or any other impermissible criterion or circumstance.

     We stress teamwork in everything we do. While individual creativity is always encouraged, we have found that team effort often produces the best results. We have no room for those who put their personal interests ahead of the interests of the firm and its clients.

     The dedication of our people to the firm and the intense effort they give their jobs are greater than one finds in most other organizations. We think that this is an important part of our success.

     Our profits are a key to our success. They replenish our capital and attract and keep our best people. It is our practice to share our profits generously with all who helped create them. Profitability is crucial to our future.

     We consider our size an asset that we try hard to preserve. We want to be big enough to undertake the largest project that any of our clients could contemplate, yet small enough to maintain the loyalty, the intimacy and the esprit de corps that we all treasure and that contribute greatly to our success.

     We constantly strive to anticipate the rapidly changing needs of our clients and to develop new services to meet those needs. We know that the world of finance will not stand still and that complacency can lead to extinction.

     We regularly receive confidential information as part of our normal client relationships. To breach a confidence or to use confidential information improperly or carelessly would be unthinkable.

     Our business is highly competitive, and we aggressively seek to expand our client relationships. However, we must always be fair competitors and must never denigrate other firms.

     Integrity and honesty are the heart of our business. We expect our people to maintain high ethical standards in everything they do, both in their work for the firm and in their personal lives.

     GOLDMAN, SACHS & CO.'S INVESTMENT BANKING AND SECURITIES
                                  ACTIVITIES

     Goldman Sachs is a leading financial services firm traditionally known on Wall Street and around the world for its institutional and private client service.

     . With thirty-seven offices worldwide Goldman Sachs employs over 11,000 professionals focused on opportunities in major markets.

     . The number one underwriter of all international equity issues from 1989-1997.

     . The number one lead manager of U.S. common stock offerings for the past nine years (1989-1997).

     . The number one lead manager for initial public offerings (IPOs) worldwide (1989-1997).













____________________________

*Source: Securities Data Corporation. Common stock ranking excludes REITs, Investment Trusts and Rights.

        GOLDMAN, SACHS & CO.'S HISTORY OF EXCELLENCE

1869    Marcus Goldman opens Goldman Sachs

1890    Dow Jones Industrial Average first published

1896    Goldman, Sachs & Co. joins New York Stock Exchange

1906 Goldman, Sachs & Co. takes Sears Roebuck & Co. public (at 93 years, the firm's longest-standing client relationship)

        Dow Jones Industrial Average tops 100

1925 Goldman, Sachs & Co. finances Warner Brothers, producer of the first talking film

1956 Goldman, Sachs & Co. co-manages Ford's public offering, the largest to date

1970    Goldman, Sachs & Co. opens London office

1972    Dow Jones Industrial Average breaks 1000

1981    Enters money market mutual fund business for institutional clients

1986    Goldman, Sachs & Co. takes Microsoft public

1988    Goldman Sachs Asset Management is formally established

1991 Goldman, Sachs & Co. provides advisory services for the largest privatization in the region of the sale of Telefonos de Mexico

1995 Goldman Sachs Asset Management introduces Global Tactical Asset Allocation Program

        Dow Jones Industrial Average breaks 5000

1996    Goldman, Sachs & Co. takes Deutsche Telekom public

        Dow Jones Industrial Average breaks 6000

1997    Dow Jones Industrial Average breaks 7000

        Goldman Sachs Asset Management increases assets under management by 100% over 1996

1998 Goldman Sachs Asset Management reaches $195.5 billion in assets under management

        Dow Jones Industrial Average breaks 9000

1999    Goldman Sachs becomes a public company

Statement of Investments
--------------------------------------------------------------------------------
ILA Prime Obligations Portfolio
December 31, 1999
---------------------------------------  ---------------------------------------

  Principal             Interest                    Maturity
   Amount                 Rate                        Date                      Amortized Cost
----------------------------------------------------------------------------------------------
Commercial Paper and Corporate Obligations--28.6%
Agriculture Services
Cargill, Inc.
 $ 30,000,000             5.42%                    01/18/2000                   $   29,923,217
Asset Backed
Delaware Funding Corp.
   20,000,000             5.77                     02/14/2000                       19,858,956
Edison Asset Securitization Corp.
   15,931,000             5.43                     01/19/2000                       15,887,747
Enterprise Funding Corp.
   18,217,000             6.15                     01/20/2000                       18,157,871
Falcon Asset Securitization Corp.
   25,000,000             5.94                     02/24/2000                       24,777,250
Forrestal Funding
   35,000,000             6.10                     02/04/2000                       34,798,361
International Securitization Corp.
   14,905,000             5.45                     01/19/2000                       14,864,384
Intrepid Funding Notes
   10,000,000             5.81                     02/09/2000                        9,937,058
Preferred Receivables Funding
   20,000,000             6.45                     01/18/2000                       19,939,083
   20,000,000             5.93                     02/18/2000                       19,841,867
Three River Funding Corp.
   17,297,000             6.15                     01/20/2000                       17,240,857
WCP Funding Corp.
   25,000,000             5.90                     02/29/2000                       24,758,264
Business Credit Institutions
CIT Group, Inc.
   20,000,000             5.95                     03/15/2000                       19,755,389
General Electric Capital Corp.
   20,000,000             5.43                     01/24/2000                       19,930,616
Commercial Banks
J.P. Morgan & Co., Inc.
   25,000,000             5.41                     01/20/2000                       24,928,618
   10,000,000             5.69                     02/14/2000                        9,930,456
Financial Services
General Electric International Funding
   10,000,000             5.83                     02/24/2000                        9,912,550
Transportation Equipment
Ford Motor Credit Co.
   25,000,000             5.94                     03/02/2000                       24,748,375
----------------------------------------------------------------------------------------------
Total Commercial Paper and Corporate Obligations                                $  359,190,919
----------------------------------------------------------------------------------------------

 Principal             Interest                    Maturity
   Amount                Rate                        Date                      Amortized Cost
---------------------------------------------------------------------------------------------
Bank and Medium-Term Notes--5.9%
CIT Group, Inc.
$  5,000,000             6.40%                    01/28/2000                   $    5,004,648
Comerica Bank Detroit
  14,080,000             6.65                     06/01/2000                       14,128,498
First National Bank of Maryland
  10,000,000             5.09                     01/13/2000                        9,999,937
Huntington National Bank
  10,000,000             4.98                     01/11/2000                        9,999,947
   5,000,000             5.05                     02/09/2000                        4,999,794
J.P. Morgan & Co., Inc.
   5,000,000             5.03                     02/07/2000                        5,000,000
Key Bank, N.A.
  10,000,000             5.60                     06/16/2000                        9,996,491
National City Bank
  15,000,000             5.08                     02/11/2000                       14,999,353
---------------------------------------------------------------------------------------------
Total Bank and Medium-Term Notes                                               $   74,128,668
---------------------------------------------------------------------------------------------
Certificates of Deposit--2.4%
First National Bank of Maryland
$ 15,000,000             4.99%                    01/25/2000                   $   14,999,715
  10,000,000             5.11                     02/23/2000                        9,999,510
Regions Bank
   5,000,000             5.15                     02/18/2000                        5,000,000
---------------------------------------------------------------------------------------------
Total Certificates of Deposit                                                  $   29,999,225
---------------------------------------------------------------------------------------------
Variable Rate Obligations#--30.7%
AT&T Corp.
$ 20,000,000             6.53%                    01/06/2000                   $   20,000,000
Bank One Corp.
  10,000,000             6.18                     03/13/2000                        9,997,175
Chase Manhattan Bank, N.A.
  10,000,000             6.39                     01/25/2000                        9,997,453
Citicorp
  25,000,000             6.33                     02/23/2000                       25,020,536
Comerica Bank Detroit
  15,000,000             6.41                     01/03/2000                       14,996,073
  10,000,000             6.50                     01/10/2000                        9,996,587
CP Trust Certificate Series 1996-1
  29,750,000             5.06                     03/30/2000                       29,750,000
First Union National Bank
  10,000,000             6.45                     01/03/2000                       10,000,000
  15,000,000             6.02                     02/16/2000                       15,000,000
  10,000,000             6.14                     02/16/2000                       10,000,000
Fleet National Bank
  25,000,000             5.04                     01/03/2000                       24,996,966

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------

 Principal             Interest                    Maturity
   Amount                Rate                        Date                      Amortized Cost
---------------------------------------------------------------------------------------------
Variable Rate Obligations (continued)
IBM Corp.
$ 16,000,000             6.10%                    01/28/2000                   $   15,991,018
Merrill Lynch & Co., Inc.
   5,000,000             6.51                     01/03/2000                        5,000,000
Monumental Life Insurance Co.
  20,000,000             6.65                     02/01/2000                       20,000,000
Morgan Stanley Dean Witter & Co.
  15,000,000             6.11                     02/18/2000                       15,001,588
New York Life Insurance Co.
  10,000,000             6.14                     03/01/2000                       10,000,000
Old Kent Bank
  25,000,000             5.70                     01/03/2000                       24,995,380
Pacific Mutual Life Insurance Co.
  25,000,000             6.48                     02/01/2000                       25,000,000
PNC Bank, N.A.
  25,000,000             6.41                     01/12/2000                       24,994,791
Southtrust Bank of Alabama, N.A.
  15,000,000             6.39                     01/10/2000                       14,998,886
  15,000,000             6.43                     01/24/2000                       14,996,230
U.S. Central Credit Union
  20,000,000             6.41                     01/14/2000                       20,000,000
Wells Fargo Co.
  15,000,000             6.01                     03/10/2000                       14,998,472
---------------------------------------------------------------------------------------------
Total Variable Rate Obligations                                                  $385,731,155
---------------------------------------------------------------------------------------------
Repurchase Agreements--32.0%
Joint Repurchase Agreement Account
$351,400,000             2.59%                    01/03/2000                   $  351,400,000
Joint Repurchase Agreement Account II
  50,000,000             3.16                     01/03/2000                       50,000,000
---------------------------------------------------------------------------------------------
Total Repurchase Agreements                                                    $  401,400,000
---------------------------------------------------------------------------------------------
Total Investments                                                              $1,250,449,967
---------------------------------------------------------------------------------------------

Principal
 Amount            Interest Rate                 Maturity Date                 Amortized Cost
---------------------------------------------------------------------------------------------

# Variable rate security-based index is either LIBOR, one month Commercial
  Paper, Federal Funds, or Prime Lending rate.

Interest rates represent either the stated coupon rate, annualized discounted yield on date of purchase for discounted securities, or for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the stated date on the security, or the next interest reset date for floating rate securities.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
ILA Money Market Portfolio
December 31, 1999
---------------------------------------  ---------------------------------------

 Principal             Interest                    Maturity
   Amount                Rate                        Date                      Amortized Cost
---------------------------------------------------------------------------------------------
Commercial Paper and Corporate Obligations--35.8%
Agriculture Services
Cargill Global Funding PLC
$ 15,000,000             5.42%                    01/20/2000                   $   14,957,092
Asset Backed
Asset Portfolio Funding Corp.
  10,000,000             5.50                     01/20/2000                        9,970,972
Atlantis One Funding Corp.
  10,000,000             5.43                     01/18/2000                        9,974,358
  25,000,000             5.75                     02/10/2000                       24,840,278
Bavaria TRR Corp.
   9,000,000             5.45                     01/24/2000                        8,968,662
Delaware Funding Corp.
  20,000,000             5.77                     02/14/2000                       19,858,956
Edison Asset Securitization Corp.
  19,824,000             5.80                     02/28/2000                       19,638,756
Eureka Securities PLC
  25,000,000             5.90                     02/29/2000                       24,758,264
Falcon Asset Securitization Corp.
  27,700,000             5.94                     02/24/2000                       27,453,193
Forrestal Funding
  25,000,000             5.90                     02/23/2000                       24,782,847
Grand Funding Corp.
  25,000,000             5.55                     01/31/2000                       24,884,375
Intrepid Funding Notes
  15,000,000             5.81                     02/09/2000                       14,905,587
  24,770,000             6.00                     02/18/2000                       24,571,840
Preferred Receivables Funding
  35,000,000             5.93                     02/18/2000                       34,723,267
Rose One Plus
  25,000,000             5.92                     02/28/2000                       24,761,556
Three River Funding Corp.
  20,561,000             6.15                     01/21/2000                       20,490,750
Business Credit Institutions
CIT Group, Inc.
  20,000,000             5.95                     03/15/2000                       19,755,389
Commercial Banks
BCI Funding Corp.
  25,000,000             5.94                     03/06/2000                       24,731,875
Electronics, Electrical Equipment Company
Alcatel Alsthom, Inc.
  30,000,000             5.69                     02/22/2000                       29,753,433
Financial Services
General Electric Capital International Funding
  25,000,000             5.83                     02/24/2000                       24,781,375
  15,000,000             5.94                     02/28/2000                       14,856,450

 Principal             Interest                    Maturity
   Amount                Rate                        Date                      Amortized Cost
---------------------------------------------------------------------------------------------
Commercial Paper and Corporate Obligations (continued)
Mortgage Bank
Halifax PLC
$ 25,000,000             5.98%                    02/04/2000                   $   24,858,805
Nationwide Building Society
  25,000,000             5.90                     03/01/2000                       24,754,167
Security and Commodity Brokers, Dealers and Services
Merrill Lynch & Co., Inc.
  25,000,000             5.90                     03/15/2000                       24,696,806
Morgan Stanley Dean Witter & Co.
  20,000,000             5.43                     01/26/2000                       19,924,583
Salomon Smith Barney Holdings, Inc.
  20,000,000             5.68                     02/07/2000                       19,883,244
Transportation Equipment
DaimlerChrysler, N.A. Corp.
  15,000,000             5.91                     02/29/2000                       14,854,713
Ford Motor Credit Co.
  50,000,000             5.94                     03/02/2000                       49,496,750
---------------------------------------------------------------------------------------------
Total Commercial Paper and Corporate Obligations                               $  621,888,343
---------------------------------------------------------------------------------------------
Bank and Medium-Term Notes--2.0%
C.S. First Boston Corp.
$ 20,000,000             5.15%                    02/17/2000                   $   20,000,000
Keybank, N.A.
  15,000,000             5.60                     06/16/2000                       14,994,737
---------------------------------------------------------------------------------------------
Total Bank and Medium-Term Notes                                               $   34,994,737
---------------------------------------------------------------------------------------------
Certificates of Deposit--1.4%
First National Bank of Maryland
$ 10,000,000             4.99%                    01/25/2000                   $    9,999,809
  15,000,000             5.11                     02/23/2000                       14,999,266
---------------------------------------------------------------------------------------------
Total Certificates of Deposit                                                  $   24,999,075
---------------------------------------------------------------------------------------------
Certificates of Deposit-Yankeedollar--5.7%
Commerzbank, New York
$ 20,000,000             5.01%                    01/10/2000                   $   19,999,715
  15,000,000             5.00                     02/02/2000                       14,999,746
  15,000,000             5.07                     02/09/2000                       14,999,537
Deutsche Bank, New York
  25,000,000             5.02                     01/12/2000                       24,999,782
  15,000,000             5.25                     05/18/2000                       14,997,272
Royal Bank of Canada, New York
  10,000,000             5.70                     07/03/2000                        9,997,586
---------------------------------------------------------------------------------------------
Total Certificates of Deposit-Yankeedollar                                     $   99,993,638
---------------------------------------------------------------------------------------------

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------

 Principal             Interest                    Maturity
   Amount                Rate                        Date                      Amortized Cost
---------------------------------------------------------------------------------------------
Variable Rate Obligations#-- 36.5%
American Express Centurion Bank
$ 15,000,000             6.43%                    01/12/2000                   $   14,999,781
AT&T Corp.
  30,000,000             6.53                     01/06/2000                       30,000,000
Bayerische Hypo-Vereins
  50,000,000             6.38                     01/13/2000                       49,993,753
Bayerische Landesbank
  15,000,000             6.36                     01/10/2000                       14,997,139
Chase Manhattan Bank, N.A.
  15,000,000             6.39                     01/25/2000                       14,996,179
Citicorp
  15,000,000             6.51                     01/03/2000                       15,000,000
Comerica Bank Detroit
  20,000,000             6.42                     01/03/2000                       19,999,484
  25,000,000             6.41                     01/13/2000                       24,993,455
CP Trust Certificate Series 1996-1
  17,000,000             5.06                     03/30/2000                       17,000,000
DaimlerChrysler, N.A. Corp.
  25,000,000             6.36                     01/06/2000                       24,984,611
Den Danske Bank Corp.
  15,000,000             6.41                     01/21/2000                       14,995,916
Eureka Securities PLC
  25,000,000             6.55                     01/24/2000                       24,999,646
First Union National Bank
  15,000,000             6.45                     01/03/2000                       15,000,000
  30,000,000             6.02                     02/16/2000                       29,999,829
Fleet National Bank
  15,000,000             5.04                     01/03/2000                       14,998,180
  10,000,000             5.05                     01/03/2000                        9,999,406
General Electric Capital Corp.
  20,000,000             6.13                     01/12/2000                       20,000,000
IBM Corp.
  17,000,000             6.10                     01/28/2000                       16,990,456
J.P. Morgan & Co., Inc.
  10,000,000             6.03                     01/03/2000                       10,000,079
Keybank, N.A.
  15,000,000             5.70                     01/03/2000                       14,994,800
Merrill Lynch & Co., Inc.
   5,000,000             6.51                     01/03/2000                        5,000,218
Monumental Life Insurance
  25,000,000             6.65                     02/01/2000                       25,000,000
Morgan Stanley Dean Witter & Co.
  10,000,000             6.10                     02/15/2000                       10,001,514
National Rural Utilities Corp.
  15,000,000             6.48                     01/03/2000                       14,998,246
New York Life Insurance Co.
  10,000,000             6.14                     03/01/2000                       10,000,000

 Principal             Interest                    Maturity
   Amount                Rate                        Date                      Amortized Cost
---------------------------------------------------------------------------------------------
Variable Rate Obligations (continued)
Northern Rock PLC
$ 25,000,000             6.45%                    03/14/2000                   $   25,000,000
PNC Bank, N.A.
  25,000,000             6.41                     01/12/2000                       24,994,791
Societe Generale, New York
  25,000,000             6.41                     01/03/2000                       24,997,070
Southtrust Bank of Alabama, N.A.
  10,000,000             6.39                     01/10/2000                        9,998,954
  20,000,000             6.43                     01/24/2000                       19,994,973
U.S. Bank, N.A.
  20,000,000             6.34                     01/19/2000                       19,995,286
  10,000,000             6.51                     01/19/2000                       10,002,639
Wells Fargo Co.
  35,000,000             6.01                     03/10/2000                       34,996,436
---------------------------------------------------------------------------------------------
Total Variable Rate Obligations                                                $  633,922,841
---------------------------------------------------------------------------------------------
Repurchase Agreements--18.1%
Joint Repurchase Agreement Account
$263,900,000             2.59%                    01/03/2000                   $  263,900,000
Joint Repurchase Agreement Account II
  50,000,000             3.16                     01/03/2000                       50,000,000
---------------------------------------------------------------------------------------------
Total Repurchase Agreements                                                    $  313,900,000
---------------------------------------------------------------------------------------------
Total Investments                                                              $1,729,698,634
---------------------------------------------------------------------------------------------

# Variable rate security-based index is LIBOR, one month commercial paper, Federal Funds, or Prime lending rate.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the stated date on the security, or the next reset date for floating rate securities.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
ILA Government Portfolio
December 31, 1999
---------------------------------------  ---------------------------------------

 Principal             Interest                      Maturity                       Amortized
  Amount                 Rate                          Date                            Cost
-----------------------------------------------------------------------------------------------
U.S. Government Agency Obligations--87.0%
Federal Farm Credit Bank
$25,000,000              6.28%#                     01/10/2000                     $ 24,997,691
 30,000,000              6.30#                      01/11/2000                       29,999,339
  7,000,000              4.76                       01/18/2000                        6,999,427
Federal Home Loan Bank
 25,000,000              6.31#                      01/01/2000                       24,999,584
  5,000,000              4.93#                      01/03/2000                        4,999,290
  5,000,000              4.90                       01/14/2000                        4,999,972
  5,600,000              4.80                       01/26/2000                        5,599,605
 12,000,000              4.79                       02/04/2000                       11,998,742
 35,000,000              5.54                       02/16/2000                       34,752,239
  3,000,000              5.04                       02/25/2000                        2,999,715
 25,000,000              5.63                       03/01/2000                       24,765,417
  8,000,000              5.52                       08/02/2000                        7,995,064
Federal Home Loan Mortgage Corp.
  5,000,000              5.48                       02/07/2000                        4,971,839
 10,000,000              5.54                       02/25/2000                        9,915,361
Federal National Mortgage Association
 25,000,000              6.28#                      01/15/2000                       24,997,119
  8,000,000              5.51                       02/03/2000                        7,959,593
  3,000,000              5.00                       05/05/2000                        2,998,811
  5,000,000              5.56                       07/24/2000                        4,998,991
Student Loan Marketing Association
 10,000,000              4.91#                      01/03/2000                        9,998,853
-----------------------------------------------------------------------------------------------
Total U.S. Government Agency Obligations                                           $250,946,652
-----------------------------------------------------------------------------------------------
Repurchase Agreements--12.6%
ABN/AMRO, Inc.+
$15,000,000              5.70%                      01/10/2000                     $ 15,000,000
Joint Repurchase Agreement Account
 21,400,000              2.59                       01/03/2000                       21,400,000
-----------------------------------------------------------------------------------------------
Total Repurchase Agreements                                                        $ 36,400,000
-----------------------------------------------------------------------------------------------
Total Investments                                                                  $287,346,652
-----------------------------------------------------------------------------------------------

Principal
 Amount            Interest Rate                 Maturity Date                 Amortized Cost
---------------------------------------------------------------------------------------------

+ At December 31, 1999, this agreement was fully collateralized by Federal
  Agency obligations and U.S. Treasury obligations.
# Variable rate security-based index is either U.S. Treasury Bill, LIBOR,
  Federal Funds, or Prime lending rate.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the stated date on the security, or the next reset date for floating rate securities.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
ILA Treasury Obligations Portfolio
December 31, 1999
---------------------------------------  ---------------------------------------

 Principal              Interest                      Maturity                       Amortized
   Amount                 Rate                          Date                            Cost
------------------------------------------------------------------------------------------------
U.S. Treasury Obligations--28.4%
United States Treasury Bills
$ 25,000,000              5.44%                      01/13/2000                     $ 24,954,708
  50,000,000              5.45                       01/13/2000                       49,909,167
United States Treasury Notes
  39,000,000              6.38                       01/15/2000                       39,024,368
  10,000,000              5.38                       01/31/2000                       10,005,079
  18,000,000              7.75                       01/31/2000                       18,043,121
   7,000,000              5.88                       02/15/2000                        7,008,474
  10,000,000              8.50                       02/15/2000                       10,045,960
  10,000,000              7.13                       02/29/2000                       10,035,917
   5,000,000              5.50                       05/31/2000                        5,010,738
   8,000,000              6.13                       07/31/2000                        8,031,490
   5,000,000              6.25                       08/31/2000                        5,021,886
   5,000,000              4.50                       09/30/2000                        4,961,655
   5,000,000              4.00                       10/31/2000                        4,931,921
   5,000,000              5.75                       11/15/2000                        5,000,000
------------------------------------------------------------------------------------------------
Total U.S. Treasury Obligations                                                     $201,984,484
------------------------------------------------------------------------------------------------
Repurchase Agreements--71.2%
ABN/AMRO, Inc.
$ 32,000,000              2.70%                      01/03/2000                     $ 32,000,000
Barclays Bank
   8,000,000              5.33                       01/19/2000                        8,000,000
  15,000,000              5.33                       01/25/2000                       15,000,000
Bear Stearns Companies, Inc.
  22,000,000              2.70                       01/03/2000                       22,000,000
  10,000,000              5.48                       01/24/2000                       10,000,000
C.S. First Boston Corp.
  25,000,000              5.30                       01/31/2000                       25,000,000
Chase Manhattan Corp.
  32,000,000              2.00%                      01/03/2000                       32,000,000
Donaldson, Lufkin & Jenrette, Inc.
  20,000,000              5.47                       01/31/2000                       20,000,000
Goldman, Sachs & Co.
  25,000,000              5.32                       01/10/2000                       25,000,000
J.P. Morgan Securities, Inc.
  32,000,000              1.00                       01/03/2000                       32,000,000
Joint Repurchase Agreement Account
 197,700,000              2.59                       01/03/2000                      197,700,000
Merrill Lynch & Co., Inc.
  32,000,000              2.75                       01/03/2000                       32,000,000
Morgan Stanley Dean Witter & Co.
  24,000,000              5.20                       01/03/2000                       24,000,000

 Principal              Interest                      Maturity                       Amortized
   Amount                 Rate                          Date                            Cost
------------------------------------------------------------------------------------------------
Repurchase Agreements (continued)
Salomon Smith Barney, Inc.
$ 32,000,000              2.00%                      01/03/2000                     $ 32,000,000
------------------------------------------------------------------------------------------------
Total Repurchase Agreements                                                         $506,700,000
------------------------------------------------------------------------------------------------
Total Investments                                                                   $708,684,484
------------------------------------------------------------------------------------------------

+At December 31, 1999, these agreements were fully collateralized by U.S.
 Treasury obligations.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
ILA Treasury Instruments Portfolio
December 31, 1999
---------------------------------------  ---------------------------------------

 Principal              Interest                      Maturity                       Amortized
   Amount                 Rate                          Date                            Cost
------------------------------------------------------------------------------------------------
U.S. Treasury Obligations--99.1%
United States Treasury Bills
$    900,000              4.50%                      01/13/2000                     $    898,650
   1,600,000              4.99                       01/13/2000                        1,597,341
   9,000,000              5.14                       01/20/2000                        8,975,585
  44,600,000              5.16                       01/20/2000                       44,478,539
  30,900,000              5.17                       01/20/2000                       30,815,686
  26,900,000              5.18                       01/20/2000                       26,826,530
  50,000,000              4.89                       02/17/2000                       49,680,792
  60,000,000              5.15                       03/30/2000                       59,236,825
United States Treasury Notes
 140,000,000              5.38                       01/31/2000                      139,992,061
  50,000,000              5.50                       02/29/2000                       50,006,402
  50,000,000              7.13                       02/29/2000                       50,140,842
  95,000,000              6.88                       03/31/2000                       95,323,553
------------------------------------------------------------------------------------------------
Total U.S. Treasury Obligations                                                     $557,972,806
------------------------------------------------------------------------------------------------
Total Investments                                                                   $557,972,806
------------------------------------------------------------------------------------------------

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or for floating rate securities, the current reset rate, which is based upon current interest rate indices.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.


---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
ILA Federal Portfolio
December 31, 1999
---------------------------------------  ---------------------------------------

 Principal             Interest                    Maturity
   Amount                Rate                        Date                      Amortized Cost
---------------------------------------------------------------------------------------------
U.S. Government Agency Obligations--99.4%
Federal Farm Credit Bank
$ 35,000,000             4.90%#                   01/03/2000                   $   34,996,097
  25,000,000             6.28#                    01/10/2000                       24,997,691
   5,000,000             5.58                     01/13/2000                        4,990,700
  39,100,000             5.77                     01/13/2000                       39,024,798
  62,000,000             4.76                     01/18/2000                       61,997,420
  12,600,000             5.55                     01/20/2000                       12,563,092
  35,500,000             6.55#                    01/23/2000                       35,495,297
  12,000,000             5.47                     01/27/2000                       11,952,593
  10,000,000             5.56                     01/27/2000                        9,959,845
   5,000,000             5.48                     02/01/2000                        4,976,405
 597,700,000             5.50                     02/01/2000                      597,700,000
  13,510,000             5.60                     02/01/2000                       13,444,852
  35,000,000             5.81#                    02/01/2000                       34,995,666
  30,000,000             6.29#                    02/01/2000                       29,997,590
 100,000,000             6.30#                    02/01/2000                       99,965,553
  75,000,000             6.31#                    02/01/2000                       74,972,226
  20,000,000             5.70                     02/10/2000                       19,873,333
  30,000,000             5.69                     02/15/2000                       29,786,625
  29,400,000             5.54                     02/25/2000                       29,151,162
  20,000,000             5.59                     03/03/2000                       19,807,456
  12,000,000             5.72                     03/15/2000                       11,858,907
   9,500,000             5.76                     03/27/2000                        9,369,280
   5,000,000             5.77                     04/20/2000                        4,911,847
   2,200,000             5.80                     04/20/2000                        2,161,011
   7,429,000             5.80                     06/02/2000                        7,245,875
Federal Home Loan Bank
  50,000,000             4.93#                    01/03/2000                       49,992,896
  35,000,000             5.62#                    01/03/2000                       34,991,776
 125,000,000             5.92#                    01/03/2000                      124,987,080
 100,000,000             5.92#                    01/04/2000                       99,947,953
 125,000,000             5.96#                    01/11/2000                      124,997,637
  25,000,000             6.31#                    01/12/2000                       24,993,937
  25,000,000             4.90                     01/14/2000                       24,999,861
  75,000,000             6.26#                    01/15/2000                       74,927,759
  40,000,000             5.50                     01/20/2000                       39,883,889
  75,000,000             5.53                     01/21/2000                       74,769,584
  50,000,000             6.32#                    01/21/2000                       49,989,346
  50,000,000             4.80                     01/26/2000                       49,996,473
  20,000,000             5.30                     01/28/2000                       19,920,500
  25,750,000             5.52                     02/02/2000                       25,623,654
  10,700,000             5.74                     02/02/2000                       10,645,406
  50,000,000             4.79                     02/04/2000                       49,994,760
  38,479,000             5.48                     02/04/2000                       38,279,850
  50,000,000             5.48                     02/09/2000                       49,703,167
  14,800,000             5.51                     02/09/2000                       14,711,656
     900,000             5.61                     02/11/2000                          894,255
  11,400,000             5.65                     02/11/2000                       11,326,644
   4,000,000             5.68                     02/11/2000                        3,974,125
  48,200,000             5.74                     02/16/2000                       47,846,480
  10,088,000             5.71                     02/22/2000                       10,004,796
  50,000,000             5.53                     02/23/2000                       49,592,930
  30,000,000             5.60                     02/23/2000                       29,752,667
  30,000,000             4.95                     02/24/2000                       29,996,361

   Principal            Interest
    Amount                Rate                Maturity Date             Amortized Cost
--------------------------------------------------------------------------------------
U.S. Government Agency Obligations (continued)
Federal Home Loan Bank (continued)
     $ 15,000,000             5.04%                02/25/2000           $   14,998,576
       20,000,000             5.55                 02/25/2000               19,830,569
       25,000,000             5.56                 02/25/2000               24,787,639
       80,341,000             5.53                 03/01/2000               79,600,524
       40,000,000             5.63                 03/01/2000               39,624,666
       32,979,000             5.53                 03/03/2000               32,664,912
       68,400,000             5.61                 03/03/2000               67,739,142
       30,000,000             5.62                 03/03/2000               29,709,633
       20,000,000             5.64                 03/03/2000               19,805,733
       25,000,000             5.15                 03/08/2000               24,998,238
       18,952,000             5.53                 03/08/2000               18,756,955
       16,900,000             5.60                 03/17/2000               16,700,204
       17,700,000             5.58                 04/07/2000               17,433,881
       45,000,000             5.10                 05/17/2000               44,988,651
        1,600,000             5.60                 05/17/2000                1,565,902
          600,000             5.62                 05/17/2000                  587,168
       25,000,000             5.26                 05/26/2000               24,998,075
       25,000,000             5.56                 07/14/2000               24,998,002
       20,000,000             5.50                 07/19/2000               19,993,224
       20,000,000             5.52                 08/02/2000               19,987,659
       35,000,000             6.05                 11/03/2000               34,985,321
Student Loan Marketing Association
       60,000,000             4.91#                01/03/2000               59,993,118
       25,000,000             6.05#                01/04/2000               24,985,682
       37,000,000             6.05#                01/04/2000               37,001,854
       10,000,000             6.06#                01/04/2000               10,002,635
       60,000,000             6.11#                01/04/2000               59,999,194
       40,000,000             5.46                 02/11/2000               39,751,267
Tennessee Valley Authority
       25,000,000             5.52                 01/19/2000               24,931,000
       35,000,000             5.67                 01/24/2000               34,873,213
       12,800,000             5.51                 01/27/2000               12,749,063
       30,000,000             5.46                 01/28/2000               29,877,150
       65,000,000             5.51                 02/01/2000               64,691,593
       51,000,000             5.53                 02/03/2000               50,741,472
          900,000             5.57                 02/18/2000                  893,316
       15,000,000             5.63                 02/28/2000               14,863,942
--------------------------------------------------------------------------------------
Total U.S. Government Agency Obligations                                $3,437,049,936
--------------------------------------------------------------------------------------
Total Investments                                                       $3,437,049,936
--------------------------------------------------------------------------------------

# Variable rate security-based index is either U.S. Treasury Bill, LIBOR,
  Federal Funds, or Prime lending rate.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the stated date on the security, or the next reset date for floating rate securities.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
ILA Tax-Exempt Diversified Portfolio
December 31, 1999
---------------------------------------  ---------------------------------------

 Principal             Interest                      Maturity
  Amount                 Rate                          Date                        Amortized Cost
-------------------------------------------------------------------------------------------------
Alabama--3.0%
Columbia IDRB for Alabama Power Co. Series 1999 B (A-1/VMIG1)
$10,000,000              4.80%                      01/03/2000                     $   10,000,000
Columbia IDRB VRDN PCRB Refunding for Alabama Power Co. Series 1995 B
 (A-1/VMIG1)
 19,100,000              4.80                       01/03/2000                         19,100,000
Gadsden IDRB for Alabama Power Co. Series 1994 (A-1/VMIG1)
  6,150,000              4.80                       01/03/2000                          6,150,000
Mobile City IDRB VRDN PCRB for Alabama Power Co. Series 1993 A (A-1/VMIG1)
  7,000,000              4.85                       01/06/2000                          7,000,000
Montgomery City Special Care Facilities VRDN RB for Baptist Medical Centre
 Series 1994 A (Amsouth Bank) (VMIG1)
 12,205,000              5.50                       01/06/2000                         12,205,000
-------------------------------------------------------------------------------------------------
                                                                                   $   54,455,000
-------------------------------------------------------------------------------------------------
Alaska--0.8%
Valdez Marine Term RB for Exxon Pipeline Series 1993 C (A-1+/VMIG1)
$ 7,450,000              4.75%                      01/03/2000                     $    7,450,000
Valdez Marine Terminal VRDN RB Refunding for Arco Transportation Alaska,
 Inc. Series 1994 B (A/VMIG1)
  7,700,000              5.65                       01/05/2000                          7,700,000
-------------------------------------------------------------------------------------------------
                                                                                   $   15,150,000
-------------------------------------------------------------------------------------------------
Arizona--0.4%
Maricopa County VRDN PCRB Refunding for Arizona Public Service Co. Series
 1994 A (Morgan Guaranty Trust LOC) (A-1+/P1)
$ 2,900,000              4.75%                      01/03/2000                     $    2,900,000
Mesa IDA VRDN RB for Discovery Health Systems Series 1999 B (MBIA) (A-
 1+/VMIG1)
  3,500,000              5.60                       01/05/2000                          3,500,000
-------------------------------------------------------------------------------------------------
                                                                                   $    6,400,000
-------------------------------------------------------------------------------------------------
California--3.5%
California School Cash Reserve Program Authority Pool Bonds Series 1999 A
 (AMBAC) (SP-1+/MIG1)
$10,000,000              4.00%                      07/03/2000                     $   10,023,673
California Statewide Communities Development Authority TRANS Series 1999 C-1
 (FSA) (SP-1+/MIG1)
 20,000,000              4.00                       06/30/2000                         20,054,572
California Statewide Development Authority TRANS Series 1999 C-2 (SP-
 1+/MIG1)
 15,350,000              4.00                       09/29/2000                         15,364,719
Los Angeles County TRANS Series 1999-2000 A (SP-1+/MIG1)
  5,000,000              4.00                       06/30/2000                          5,016,265

 Principal             Interest                      Maturity
  Amount                 Rate                          Date                        Amortized Cost
-------------------------------------------------------------------------------------------------
California (continued)
Los Angeles County Schools for Pooled Transportation Series 1999-2000 A COPS
 (FSA) (SP-1+)
$ 6,745,000              4.00%                      06/30/2000                     $    6,759,943
Los Angeles County Schools TRANS Series 1999 B (FSA)(SP-1+)
  5,000,000              4.00                       09/29/2000                          5,004,057
Southern California Public Power Authority VRDN Refunding RB for Southern
 Transmission Project Series 1991 (AMBAC) (A-1+/VMIG1)
    300,000              4.85                       01/05/2000                            300,000
-------------------------------------------------------------------------------------------------
                                                                                   $   62,523,229
-------------------------------------------------------------------------------------------------
Colorado--1.8%
Jefferson County School District TANS for School District No. R-001 Series
 1999 (SP-1+/MIG1)
$32,500,000              4.50%                      06/30/2000                     $   32,603,209
-------------------------------------------------------------------------------------------------
Florida--2.6%
Collier County Health Facilities Authority Hospital Revenue VRDN for
 Cleveland Clinic Health Systems Series 1999 (A-1+/VMIG1)
$10,700,000              4.70%                      01/03/2000                     $   10,700,000
Florida Local Government Financing Commission Pooled CP Notes Series A
 (First Union National Bank) (A-1/P-1)
  4,890,000              3.80                       04/06/2000                          4,890,000
 21,230,000              3.80                       05/04/2000                         21,230,000
Putnam County IDA Floating/Fixed Rate PCRB for Seminole Electric Series 1984
 H-1 (NRU LOC) (A-1+/P-1)
  3,850,000              5.55                       01/05/2000                          3,850,000
Putnam County IDA Floating/Fixed Rate PCRB for Seminole Electric Series 1984
 H-2 (NRU LOC) (A-1+/P-1)
  6,635,000              5.55                       01/05/2000                          6,635,000
-------------------------------------------------------------------------------------------------
                                                                                   $   47,305,000
-------------------------------------------------------------------------------------------------
Georgia--9.6%
Albany Dougherty Georgia Payroll PCRB for Philip Morris Companies, Inc.
 Series 1992 (A-1/P-1)
$17,000,000              5.55%                      01/05/2000                     $   17,000,000
Atlanta Water & Sewer RB Eagle Tax-Exempt Trust Series 971003 Class A COPS
 (A-1+(c))
 10,500,000              5.56                       01/06/2000                         10,500,000
Bartow County IDA VRDN PCRB for Georgia Power Co. First Series 1997 (A-
 1/VMIG1)
  6,200,000              4.80                       01/03/2000                          6,200,000
Burke County IDA PCRB for Georgia Power Co. Fifth Series 1995 (A-1/VMIG1)
  4,700,000              5.05                       01/03/2000                          4,700,000

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------

 Principal             Interest                      Maturity
  Amount                 Rate                          Date                        Amortized Cost
-------------------------------------------------------------------------------------------------
Georgia--(Continued)
Burke County IDA PCRB for Georgia Power Co. Ninth Series 1994 (A-1/VMIG1)
$14,400,000              5.05%                      01/03/2000                     $   14,400,000
Columbus Hospital Authority Adjustable Rate Revenue Certificates for St.
 Frances Hospital, Inc. Series 1994 (VMIG1)
  6,450,000              5.55                       01/05/2000                          6,450,000
DeKalb County IDRB for Siemens Energy & Automation, Inc., Series 1994
 (VMIG1)
  3,750,000              5.55                       01/06/2000                          3,750,000
Dekalb County Hospital Authority Anticipation Certificates for Dekalb
 Medical Center, Inc., Series 1993 B (Suntrust Bank LOC) (VMIG1)
  4,535,000              5.55                       01/05/2000                          4,535,000
Effingham County Savannah Electric & Power Co. Series 1997 (A-1/VMIG1)
 13,870,000              3.65                       04/24/2000                         13,870,000
Floyd County PCRB for Georgia Power Co. Series 1996 (A-1/VMIG1)
  7,650,000              5.05                       01/03/2000                          7,650,000
Fulco Hospital Authority VRDN RAN for Peidmont Hospital Project Series 1999
 (Suntrust Bank LOC) (A-1+/VMIG1)
 12,500,000              5.50                       01/05/2000                         12,500,000
Georgia State Series 1991 C Series PA-246 (A-1+(c))
  2,680,000              5.56                       01/06/2000                          2,680,000
Monroe County IDA PCRB for Georgia Power Co. First Series 1997 (A-1/VMIG1)
  5,800,000              5.05                       01/03/2000                          5,800,000
Municipal Electric Authority of Georgia VRDN RB General Series 1985 C (A-
 1+/VMIG1)
 26,000,000              5.80                       01/05/2000                         26,000,000
Municipal Electric Authority of Georgia VRDN RB Project One Series 1994 D
 (A-1+/VMIG1)
 19,450,000              5.65                       01/05/2000                         19,450,000
Municipal Electric Authority RB Series 1994 E (A-1+/VMIG1)
 15,510,000              5.55                       01/05/2000                         15,510,000
-------------------------------------------------------------------------------------------------
                                                                                   $  170,995,000
-------------------------------------------------------------------------------------------------
Idaho--1.9%
State of Idaho TANS Series 1999 (SP-1+/MIG1)
$33,250,000              4.25%                      06/30/2000                     $   33,308,846
-------------------------------------------------------------------------------------------------
                                                                                   $   33,308,846
-------------------------------------------------------------------------------------------------

 Principal             Interest                      Maturity
  Amount                 Rate                          Date                        Amortized Cost
-------------------------------------------------------------------------------------------------
Illinois--9.7%
Chicago City RB for Chicago Midway Airport Series 1997 Societe Generale
 Trustee Floating Rate Receipts (MBIA) (A-1+(C))
$12,000,000              5.56%                      01/06/2000                     $   12,000,000
Chicago Park District Tax Anticipation Warrants Series 1999 (SP-1/MIG1)
  5,500,000              4.38                       09/15/2000                          5,528,123
City of Belleville IDRB for Weyerhaeuser Co. Series 1993 (A-1)
  1,800,000              5.40                       01/06/2000                          1,800,000
Cook County GO VRDN Series 1996 (A-1+/VMIG1)
 30,200,000              5.80                       01/05/2000                         30,200,000
Illinois Health Facilities Authority VRDN RB for Evanston Northwestern Corp.
 Series 1998 (A-1+/VMIG1)
 15,000,000              3.25                       05/31/2000                         15,000,000
Illinois Health Facilities Authority VRDN RB for Northwest Community
 Hospital Series 1995 (A-1+/VMIG1)
  1,700,000              5.50                       01/06/2000                          1,700,000
Illinois Health Facilities Authority VRDN for Central Dupage Healthcorp
 Project Series 1990 (Bank One, N.A.) (VMIG1)
  9,000,000              4.75                       01/03/2000                          9,000,000
Illinois Health Facilities Authority VRDN for Elmhurst Memorial Health
 Series 1998 A (VMIG1)
 18,700,000              4.80                       01/03/2000                         18,700,000
Illinois Health Facilities Authority VRDN for Elmhurst Memorial Hospital
 Series 1993 B (VMIG1)
  9,400,000              4.80                       01/03/2000                          9,400,000
Illinois Health Facilities Authority VRDN for The Revolving Fund Pooled
 Finance Program Series 1985 C (Bank One Illinois N.A. LOC) (A-1+/VMIG1)
 16,575,000              5.30                       01/05/2000                         16,575,000
Illinios Health Facilities Authority VRDN for The Revolving Fund Pooled
 Finance Program Series 1985 D (Bank One, N.A. LOC) (A-1+/VMIG1)
 25,700,000              5.30                       01/05/2000                         25,700,000
Illinois State Toll Highway Authority VRDN RB Series 1998 B (VMIG1/P-1+)
  7,200,000              5.45                       01/06/2000                          7,200,000
Illinios State Toll Highway Priority Series 1993 B (Societe Generale LOC)
 (MBIA) (A-1+/VMIG1)>
  9,000,000              5.15                       01/05/2000                          9,000,000
Illinios Water VRDN Series 2000 (Bank One, N.A. LOC) (VMIG1/F-1+)
  7,300,000              5.40                       01/05/2000                          7,300,000
Village of Sauget VRDN PCRB for Monsanto Co. Project Series 1992 (P-1)
  3,300,000              5.65                       01/05/2000                          3,300,000
-------------------------------------------------------------------------------------------------
                                                                                   $  172,403,123
-------------------------------------------------------------------------------------------------

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
ILA Tax-Exempt Diversified Portfolio (continued)
December 31, 1999
---------------------------------------  ---------------------------------------

 Principal             Interest                      Maturity
  Amount                 Rate                          Date                        Amortized Cost
-------------------------------------------------------------------------------------------------
Indiana--0.8%
Fort Wayne Hospital Authority VRDN for Parkview Memorial Hospital Series
 1985 C (Bank of America LOC) (VMIG1)
$ 7,655,000              5.55%                      01/05/2000                     $    7,655,000
Fort Wayne Hospital Authority VRDN for Parkview Memorial Hospital Series
 1985 D (Bank of America) (VMIG1)
  1,180,000              5.55                       01/05/2000                          1,180,000
Warwick County VRDN PCRB for ALCOA Project Series 1992 (A-1)
  5,000,000              5.60                       01/06/2000                          5,000,000
-------------------------------------------------------------------------------------------------
                                                                                   $   13,835,000
-------------------------------------------------------------------------------------------------
Iowa--0.7%
Chillcothe City VRDN PCRB for Midamerican Energy Co./Midwest Power Systems
 Series 1993 A (A-1/VMIG1)
$   900,000              5.45%                      01/05/2000                     $      900,000
Muscatine County PCRB Monsanto Co. Series 1992 (P-1)
  1,000,000              5.65                       01/05/2000                          1,000,000
Salix City VRDN PCRB for Midwest Power Systems, Inc. Project Series 1993 (A-
 1/VMIG1)
 10,895,000              5.45                       01/05/2000                         10,895,000
-------------------------------------------------------------------------------------------------
                                                                                   $   12,795,000
-------------------------------------------------------------------------------------------------
Kentucky--2.0%
Kentucky Asset/Liability Commission TRAN Series 1999 A (SP-1+/MIG1)
$25,000,000              4.25%                      06/28/2000                     $   25,103,430
Kentucky Economic Development Financing Authority Hospital Facilities VRDN
 RB for The Heath Alliance of Greater Cincinnati Series 1997 D (MBIA) (A-
 1+/VMIG1)
  4,832,000              5.35                       01/05/2000                          4,832,000
Trimble County VRDN PCRB for Louisville Gas and Electric Co. Series 1996 A
 (A-1/VMIG1)
  6,000,000              3.80                       05/04/2000                          6,000,000
-------------------------------------------------------------------------------------------------
                                                                                   $   35,935,430
-------------------------------------------------------------------------------------------------
Louisiana--2.4%
Ascension Parish Louisiana PCRB for Vulcan Materials Co. Series 1996 (A-
 1/VMIG1)
$ 8,200,000              5.75%                      01/05/2000                     $    8,200,000
New Orleans Aviation Board RB Refunding Series 1993 B (MBIA) (A-1+/VMIG1)
 17,135,000              5.40                       01/05/2000                         17,135,000
Saint James Parish Louisiana VRDN PCRB Refunding for Occidental Petroleum
 Series 1996 (Wachovia Bank of Georgia LOC) (P-1)
  5,500,000              5.55                       01/05/2000                          5,500,000
South Louisiana Port Commission Port RB for Occidental Chemical Corp. Series
 1996 (P1)
 11,800,000              5.55                       01/05/2000                         11,800,000
-------------------------------------------------------------------------------------------------
                                                                                   $   42,635,000
-------------------------------------------------------------------------------------------------

 Principal             Interest                      Maturity
  Amount                 Rate                          Date                        Amortized Cost
-------------------------------------------------------------------------------------------------
Maryland--0.7%
Washington Suburban Sanitary District GO VRDN BANS Series 1998 (A-1+/VMIG1)
$12,100,000              5.35%                      01/05/2000                     $   12,100,000
-------------------------------------------------------------------------------------------------
Massachusetts--7.0%
Commonwealth of Massachusetts Eagle Tax-Exempt Trust Series 97 C2101 (A-
 1+(c))
$10,195,000              5.56%                      01/06/2000                     $   10,195,000
Commonwealth of Massachusetts GO VRDN Refunding Bonds Series 1998 A
 (A-1+/VMIGI)
 30,500,000              5.50                       01/06/2000                         30,500,000
Massachusetts VDRN Series 1998 B (A-1+/VMIGI)
 20,000,000              5.50                       01/06/2000                         20,000,000
Massachusetts Health & Education Facility Authority for Harvard University
 Series A Eagle Tax-Exempt Trust Series 972104 Class A COPs (A-1+(c))
 12,500,000              5.56                       01/06/2000                         12,500,000
Massachusetts Health & Education Facility Authority VRDN RB for Capital
 Asset Program Series 1985 E (Bank One, N.A. LOC) (VMIGI)
  3,700,000              4.75                       01/03/2000                          3,700,000
Massachusetts Health & Education Facility Authority VRDN RB Options for
 Harvard University Series 1985 (A-1+/VMIG)
 32,500,000              5.40                       01/06/2000                         32,500,000
  7,000,000              5.40                       01/06/2000                          7,000,000
Massachusetts Water Resources Authority RB Refunding for Multi-Modal General
 Series 1998 D (FGIC) (A-1+/VMIGI)
  8,400,000              5.50                       01/05/2000                          8,400,000
-------------------------------------------------------------------------------------------------
                                                                                   $  124,795,000
-------------------------------------------------------------------------------------------------
Michigan--1.0%
Michigan State Trunk Line Fund Series 1998 A-Eagle Tax-Exempt Trust Series
 982202 Class A Certificates (A-1+(C))
$18,000,000              5.56%                      01/06/2000                     $   18,000,000
-------------------------------------------------------------------------------------------------
Minnesota--1.9%
Becker VRDN PCRB For Northern State Power Co. Series 1992 A (A-1+/P-1)
$ 4,600,000              3.75%                      04/11/2000                     $    4,600,000
Becker VRDN PCRB for Northern State Power Co. Series 1993 A (A-1+/VMIG2)
  4,900,000              3.80                       04/13/2000                          4,900,000
Minnesota Higher Education Facilities Authority VRDN for Carlton Collede
 Series 1992 3-L2 (VMIGI)
  4,175,000              5.40                       01/06/2000                          4,175,000
Minnesota State GO Series 1998 (AAA/Aaa)
  5,500,000              4.50                       06/01/2000                          5,516,611

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

--------------------------------------------------------------------------------

---------------------------------------  ---------------------------------------

 Principal             Interest                      Maturity                        Amortized
  Amount                 Rate                          Date                             Cost
-------------------------------------------------------------------------------------------------
Minnesota (continued)
University of Minnesota VRDN Series 1999 A (A-1+/MIG)
$ 7,500,000              5.50%                      01/05/2000                     $    7,500,000
White Bear Lake IDRB for Weyerhaeuser Project Series 1993 (A-1)
  6,800,000              5.40                       01/06/2000                          6,800,000
-------------------------------------------------------------------------------------------------
                                                                                   $   33,491,611
-------------------------------------------------------------------------------------------------
Missouri--0.7%
Belton City H.E. Butt Grocery Series 1993 (P1)
$ 2,300,000              5.35%                      01/05/2000                     $    2,300,000
Missouri Environmental Improvement & Energy VRDN PCRB Refunding for Monsanto
 Co. Series 1993 (P-1)
  5,000,000              5.50                       01/05/2000                          5,000,000
Missouri Health & Educational Facility Authority RB for Washington
 University Series 1984 (A-1+/VMIG1)
  4,600,000              5.65                       01/05/2000                          4,600,000
-------------------------------------------------------------------------------------------------
                                                                                   $   11,900,000
-------------------------------------------------------------------------------------------------
Nevada--1.4%
Clark County VRDN RB for Nevada Airport Improvement Series 1993 A (MBIA)
 (A-1+/VMIG1)
$24,700,000              5.20%                      01/05/2000                     $   24,770,000
-------------------------------------------------------------------------------------------------
New Mexico--2.1%
Farmington VRDN PCRB Refunding for Arizona Public Service Co. Series 1994 A
 (Bank of America LOC) (A-1+/P1)
$ 5,700,000              4.70%                      01/03/2000                     $    5,700,000
New Mexico Highway Commission VRDN RB Series 1996 (A-1+/VMIG1)
 15,000,000              5.35                       01/05/2000                         15,000,000
New Mexico TRANS 1999-2000 Series 1999 (SP-1+/MIG1)
 17,500,000              4.00                       06/30/2000                         17,551,507
-------------------------------------------------------------------------------------------------
                                                                                   $   38,251,507
-------------------------------------------------------------------------------------------------
New York--6.8%
Long Island Power Authority Electric System VRDN RB Series 1 (A-1+/VMIG1)
$39,100,000              5.75%                      01/05/2000                     $   39,100,000
Long Island Power Authority Electric System VRDN RB Series 3 (Bayerische
 Landesbank Girozentrale/Westdeutsche Landesbank Girozentrale) (A-1+/VMIG1)
 10,000,000              3.70                       03/06/2000                         10,000,000
Long Island Power Authority Electric System VRDN RB Series 4 (Bayerische
 Landesbank Girozentrale/Westdeutsche Landesbank Girozentrale) (A-1+/VMIG1)
 15,800,000              3.75                       04/11/2000                         15,800,000
  4,300,000              3.80                       04/12/2000                          4,300,000
  4,000,000              3.80                       04/13/2000                          4,000,000

 Principal             Interest                      Maturity                       Amortized
  Amount                 Rate                          Date                            Cost
-----------------------------------------------------------------------------------------------
New York (continued)
Nassau County IDA Civic Facility & Improvement RB for Cold Spring Harbor
 Laboratory Series 1999 (A-1+)
$ 8,900,000              4.75%                      01/03/2000                     $  8,900,000
New York City GO VRDN Adjustable Series 1994 E-3 (Morgan Guaranty Trust
 Company of New York LOC) (A-1+/VMIG1)
  2,400,000              4.75                       01/03/2000                        2,400,000
New York City GO VRDN Series 1994 C (Morgan Guaranty Trust Company of New
 York LOC) (A-1+/VMIG1)
  2,100,000              4.50                       01/03/2000                        2,100,000
New York City GO VRDN Series 1995 B (MBIA) (A-1+/VMIG1)
  2,600,000              4.75                       01/03/2000                        2,600,000
New York City Transitional Finance Authority Future Tax Secured Bonds
 Series 1999 A-1 (A-1+/VMIG1)
  2,400,000              5.50                       01/05/2000                        2,400,000
New York City Trust for Resources for American Museum of National History
 Series 1999 B (AMBAC) (Aaa)
 10,000,000              3.70                       07/01/2000                       10,000,000
New York State Energy Research & Development Authority PCRB for New York
 State Electric & Gas Corp. Series 1994 C (Morgan Guaranty Trust) (A-
 1+/VMIG1)(a)
  1,700,000              4.65                       01/03/2000                        1,700,000
New York State Local Government Assistance Corp. RB VRDN Series 1995 B
 (Bank of Nova Scotia) (A-1+/VMIG1)
  6,000,000              5.40                       01/05/2000                        6,000,000
New York State Local Government Assistance Corp. RB VRDN Series 1995 C
 (Landesbank Hessen-Thueringen Girozentrale) (A-1+/VMIG1)
 12,000,000              5.40                       01/05/2000                       12,000,000
-----------------------------------------------------------------------------------------------
                                                                                   $121,300,000
-----------------------------------------------------------------------------------------------
North Carolina--1.5%
Charlotte Airport VRDN RB Refunding Series 1993 A (MBIA) (A-1+/VMIG1)
$11,250,000              5.15%                      01/05/2000                     $ 11,250,000
North Carolina Health Care Facilities VRDN RB Series 1999 (Wachovia Bank
 N.A. LOC) (A-1+)
 11,700,000              5.45                       01/06/2000                       11,700,000
Rockingham County Adjustable VRDN PCRB Refunding for Philip Morris, Inc.
 Series 1992 (A-1/P1)
  3,960,000              5.65                       01/05/2000                        3,960,000
-----------------------------------------------------------------------------------------------
                                                                                   $ 26,910,000
-----------------------------------------------------------------------------------------------

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
ILA Tax-Exempt Diversified Portfolio (continued)
December 31, 1999
---------------------------------------  ---------------------------------------

 Principal             Interest                      Maturity                        Amortized
  Amount                 Rate                          Date                             Cost
-------------------------------------------------------------------------------------------------
Ohio--2.6%
Cuyahoga County Hospital VRDN RB for University Hospitals Health Systems,
 Inc. Series 1999 C (AMBAC) (A-1+/VMIG1)
$13,600,000              5.65%                      01/06/2000                     $   13,600,000
Hamilton County Hospital Facilities RB for The Health Alliance of Greater
 Cincinnati Series 1997 F (MBIA) (A-1+/VMIG1)
  6,300,000              5.35                       01/05/2000                          6,300,000
Hamilton County Hospital Facilities RB for The Drake Center, Inc. Series
 1999 A (FIRSTAR Bank N.A. LOC) (MIG1)
  5,000,000              5.50                       01/06/2000                          5,000,000
Hamilton County Hospital Facilities RB for The Health Alliance of Greater
 Cincinnati Series 1997 B (MBIA) (A-1+/VMIG1)
 21,075,000              5.35                       01/05/2000                         21,075,000
-------------------------------------------------------------------------------------------------
                                                                                   $   45,975,000
-------------------------------------------------------------------------------------------------
Oklahoma--2.9%
Muskogee Industrial Trust PCRB for Oklahoma Gas & Electric Co. Series 1997 A
 (A-1+/VMIG1)
$33,500,000              5.50%                      01/05/2000                     $   33,500,000
Southeastern Oklahoma IDA Solid Waste Disposal RB for Weyerhaeuser Co.
 Series 1993 PJ (A-1)
 17,700,000              5.40                       01/06/2000                         17,700,000
-------------------------------------------------------------------------------------------------
                                                                                   $   51,200,000
-------------------------------------------------------------------------------------------------
Oregon--1.5%
Lane County PCRB for Weyerhaeuser Co. Series 1994 (A-1)
$ 6,500,000              5.40%                      01/06/2000                     $    6,500,000
Oregon St. Veterans Welfare VRDN Bonds Series 1985 73-H (A-1+/VMIG1)
  8,000,000              5.80                       01/05/2000                          8,000,000
Oregon St. Veterans Welfare VRDN Bonds Series 1985 73-G (A-1+/VMIG1)
 13,300,000              5.80                       01/05/2000                         13,300,000
-------------------------------------------------------------------------------------------------
                                                                                   $   27,800,000
-------------------------------------------------------------------------------------------------
Pennsylvania--2.3%
Commonwealth of Pennsylvania GO Bonds First Series 1994 Eagle Tax-Exempt
 Trust 943804 Class A COPS (AMBAC) (A-1(c))
$14,400,000              5.56%                      01/06/2000                     $   14,400,000
Lancaster County Hospital Authority VRDN RB for Health Center Masonic Homes
 Series 1999 (A-1/VMIG1)
  4,000,000              5.35                       01/05/2000                          4,000,000
Philadelphia GO TRANS Series 1999-2000 A (SP-1+/MIG1)
 22,000,000              4.25                       06/30/2000                         22,059,470
-------------------------------------------------------------------------------------------------
                                                                                   $   40,459,470
-------------------------------------------------------------------------------------------------

 Principal             Interest                      Maturity                        Amortized
  Amount                 Rate                          Date                            Cost
------------------------------------------------------------------------------------------------
South Carolina--0.5%
York County PCRB for North Carolina Electric Project Series 1984 N-2 (NRU
 LOC) (A-1+/VMIG1)
$ 8,325,000              5.55%                      01/05/2000                     $   8,325,000
York County PCRB for North Carolina Electric Series 1984 N (NRU LOC) (A-
 1+/VMIG1)
  1,050,000              5.55                       01/05/2000                         1,050,000
------------------------------------------------------------------------------------------------
                                                                                   $   9,375,000
------------------------------------------------------------------------------------------------
Tennessee--0.8%
Sevier County Public Building Authority RB for Local Government Improvement
 Series III-F (AMBAC) (VMIG1)
$15,200,000              5.50%                      01/06/2000                     $  15,200,000
------------------------------------------------------------------------------------------------
Texas--15.4%
Brazos River Authority PCRB for Monsanto Co. Series 1990 (P-1)
$ 5,300,000              5.65%                      01/05/2000                     $   5,300,000
Brazos River Authority PCRB for Monsanto Co. Series 1994 (P-1)
  5,100,000              5.65                       01/05/2000                         5,100,000
Brazos Texas Harbor IDA for Monsanto Co. Series 1991 (P-1)
  3,500,000              5.65                       01/05/2000                         3,500,000
City of San Antonio Electric & Gas System Series 1997 SG105 (A-1+(C))
 36,800,000              5.56                       01/06/2000                        36,800,000
Coastal Bend Health Facilities Development Corp. Incarnate Word Health
 System RB Series 1998 B (AMBAC) (F1/VMIG1)
 10,000,000              5.60                       01/05/2000                        10,000,000
Harris County GO RB Toll Road Series 1994 D (A-1+/VMIG1)
  3,130,000              5.00                       01/05/2000                         3,130,000
Harris County GO RB Toll Road Series 1994 G (A-1+/VMIG1)
 20,000,000              5.65                       01/05/2000                        20,000,000
Harris County GO RB Toll Road Series 1994 H (A-1+/VMIG1)
 10,400,000              5.65                       01/05/2000                        10,400,000
Harris County GO VRDN RB Toll Road Series 1994 C (A-1+/VMIG1)
 14,100,000              5.00                       01/05/2000                        14,100,000
Harris County GO VRDN RB Toll Road Series 1994 E (A-1+/VMIG1)
  4,400,000              5.00                       01/05/2000                         4,400,000
Harris County Health Facilities Development Corp. RB for Memorial Hospital
 System Series 1997 B (A-1+)
  8,400,000              3.70                       03/01/2000                         8,400,000
Harris County Health Facilities Development Corp. RB for Methodist Hospital
 Series 1994 (A-1+)
 26,400,000              4.80                       01/03/2000                        26,400,000
Harris County Health Facilities Development Corp. RB for St. Luke's
 Episcopal Hospital Series 1997 A (A-1+)
 23,200,000              4.80                       01/03/2000                        23,200,000
Harris County Health Facilities Development Corp. RB for St. Luke's
 Episcopal Hospital Series 1997 B (A-1+)
 11,500,000              4.80                       01/03/2000                        11,500,000

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------

 Principal             Interest                      Maturity
  Amount                 Rate                          Date                        Amortized Cost
-------------------------------------------------------------------------------------------------
Texas (continued)
Harris County IDRB Adjustable Refunding for Shell Oil Project Series 1997
 (A-1+/VMIG1)
$13,100,000              4.70%                      01/03/2000                     $   13,100,000
San Antonio Electric & Gas System CP Notes Series (A-1+/P-1)
  8,600,000              3.80                       04/13/2000                          8,600,000
State of Texas TRANS Series 1999 A (SP-1+/MIG1)
  58,500,00              4.50                       08/31/2000                         58,769,230
Texas Public Finance Authority Series 1993 A (A-1+/P-1)
 11,650,000              3.80                       04/10/2000                         11,650,000
-------------------------------------------------------------------------------------------------
                                                                                   $  274,349,230
-------------------------------------------------------------------------------------------------
Utah--3.3%
Central Water Conservancy District GO VRDN Refunding for Tender Option
 Series 1998 E (AMBAC) (A-1+/VMIG1)
$ 7,000,000              5.50%                      01/05/2000                     $    7,000,000
Central Water Conservancy District GO VRDN Tender Option Bonds Series 1998 F
 (A-1+/VMIG1)
  7,490,000              5.50                       01/05/2000                          7,490,000
Intermountain Power Agency Power Supply Refunding VRDN RB Series 1985 E
 (AMBAC) (A-1+/VMIG1)
 10,000,000              3.45                       01/28/2000                         10,000,000
  7,500,000              3.80                       04/06/2000                          7,500,000
  6,800,000              3.80                       04/10/2000                          6,800,000
State of Utah GO Highway Bonds Series 1999 D (A-1+/VMIG1)
 11,000,000              5.35                       01/06/2000                         11,000,000
Utah State Series 1999 C (SPA) (A-1+/VMIG1)
  9,500,000              5.35                       01/06/2000                          9,500,000
-------------------------------------------------------------------------------------------------
                                                                                   $   59,290,000
-------------------------------------------------------------------------------------------------
Virginia--0.2%
Virginia College Building Authority Educational Facilities VRDN RB for The
 University of Richmond Project Series 1999 (VMIG1)
$ 2,900,000              5.35%                      01/05/2000                     $    2,900,000
-------------------------------------------------------------------------------------------------
Washington--3.4%
King County Limited Tax GO Bonds Series 1994 A Eagle Tax-Exempt Trust Series
 1997 C 470 (A-1+(C))
$10,000,000              5.56%                      01/06/2000                     $   10,000,000
King County Sewer RB CP Series A (A-1/P-1)
 11,900,000              3.75                       04/11/2000                         11,900,000
 11,200,000              3.75                       04/12/2000                         11,200,000
Port of Grays Harbor Industrial Development Corp. for Weyerhaeuser Project
 Series 1992 (A-1)
  1,000,000              5.40                       01/06/2000                          1,000,000
Port of Grays Harbor Refunding IDA for Weyerhaeuser Project Series 1993 (A-
 1)
  5,850,000              5.40                       01/06/2000                          5,850,000

 Principal             Interest                      Maturity
  Amount                 Rate                          Date                        Amortized Cost
-------------------------------------------------------------------------------------------------
Washington (continued)
Union Gap Public Corp. IDRB for Weyerhaeuser Co. Project Series 1992 (A-1)
$ 1,600,000              5.40%                      01/06/2000                     $    1,600,000
Washington Public Power Supply System Nuclear Project No. 1 Series 1993 1A-2
 (Bank of America LOC) (A-1+/VMIG1)
 10,000,000              5.20                       01/05/2000                         10,000,000
Washington State Health Care Facilities Authority RB for Fred Hutchinson
 Cancer Center Series 1996 (VMIG1)
  9,500,000              4.50                       01/03/2000                          9,500,000
Washington State Health Care Facilities VRDN RB for Fred Hutchinson Cancer
 Series 1991 A (Morgan Guaranty Trust LOC)(VMIG1)
    100,000              4.50                       01/03/2000                            100,000
-------------------------------------------------------------------------------------------------
                                                                                   $   61,150,000
-------------------------------------------------------------------------------------------------
Wisconsin--2.0%
Milwaukee Metropolitan Sewage District GO Capital Purpose Bonds Series 1992
 A Eagle Tax-Exempt Trust Series 944905 (A-1+(C))
$15,085,000              5.56%                      01/06/2000                     $   15,085,000
Wisconsin Health & Educational Facilities Authority VRDN RB for Wheaton
 Franciscan Services Series 1997 (Toronto Dominion Bank LOC) (A-1+/VMIG1)
 16,600,000              5.50                       01/06/2000                         16,600,000
Wisconsin State Health Facilities Authority RB for Franciscan Health Care,
 Inc. Series 1985 A-2 (Toronto Dominion Bank) (A-1+/VMIG1)
  3,400,000              5.55                       01/05/2000                          3,400,000
-------------------------------------------------------------------------------------------------
                                                                                   $   35,085,000
-------------------------------------------------------------------------------------------------
Wyoming--0.8%
Lincoln County PCRB Floating Rate Dates for Exxon Corp. Project Series 1984
 C (A-1+/P1)
$ 4,500,000              4.70%                      01/03/2000                     $    4,500,000
Sweetwater County PCRB for Pacificorp Project Series 1990 A (CSFB LOC)
 (VMIG1)
  9,400,000              5.15                       01/05/2000                          9,400,000
-------------------------------------------------------------------------------------------------
                                                                                   $   13,900,000
-------------------------------------------------------------------------------------------------
Total Investments                                                                  $1,748,545,655
-------------------------------------------------------------------------------------------------

Forward commitments.
Interest rates represent either the stated coupon rate, or for floating rate securities, the current reset rate, which is based upon current interest rate indices.
Maturity dates represent either the stated date on the security, the next interest reset date for floating rate securities, or the prerefunded date for those type of securities.

Security ratings are unaudited.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
ILA Tax-Exempt California Portfolio
December 31, 1999
---------------------------------------  ---------------------------------------

 Principal             Interest                      Maturity                       Amortized
  Amount                 Rate                          Date                            Cost
-----------------------------------------------------------------------------------------------
California--93.4%
Alameda County TRANS Series 2000 (SP-1+/MIG1)
$ 4,000,000              4.00%                      07/07/2000                     $  4,013,515
Alameda-Contra Costa Schools Financing Authority VRDN for Capital
 Improvement Financing Project Series F (A-1)
  5,355,000              4.70                       01/06/2000                        5,355,000
California Community College Financing Authority TRANS
 Series 1999 C (FSA) (SP-1+)
  8,695,000              4.00                       09/29/2000                        8,728,295
California Community College Financing Authority TRANS
 Series 2000 A (FSA) (SP-1+)
  8,115,000              4.00                       06/30/2000                        8,127,115
California Health Facilities Financing Authority Insured Variable Rate
 Hospital RB for Adventist Health System/West Series 1998 A (MBIA) (A-
 1+/VMIG1)
  7,200,000              4.25                       01/03/2000                        7,200,000
California Pollution Control Financing Authority Adjustable PCRB for
 Pacific Gas & Electric Company Series 1997 A (A-1+)
 22,300,000              4.25                       01/03/2000                       22,300,000
California Pollution Control Financing Authority Adjustable PCRB for
 Southern California Edison Co. Series 1986 A (A-1/VMIG1)
 32,500,000              4.10                       01/03/2000                       32,500,000
California Pollution Control Financing Authority Adjustable PCRB for
 Southern California Edison Co. Series 1986 D (A-1/VMIG1)
  1,900,000              4.10                       01/03/2000                        1,900,000
California Pollution Control Financing Authority Adjustable TRB for
 Southern California Edison Co. Series 1986 C (A-1/VMIG1)
  2,200,000              4.10                       01/03/2000                        2,200,000
California Pollution Control Financing Authority PCRB for Pacific Gas &
 Electric Company Series 1996 F (Banque Nationale de Paris SA LOC) (A-1+)
 14,875,000              4.25                       01/03/2000                       14,875,000
California Pollution Control Financing Authority RB for Shell Oil
 Series 1991 A (A-1+/VMIG1)
  2,400,000              4.20                       01/03/2000                        2,400,000
  1,600,000              4.20                       01/03/2000                        1,600,000
  2,400,000              4.20                       01/03/2000                        2,400,000
California Pollution Control Financing Authority RB for Shell Oil
 Series 1991 B (A-1+/VMIG1)
  6,750,000              4.20                       01/03/2000                        6,750,000
California Pollution Control Financing Authority RB for Shell Oil
 Series 1991 C (A-1+/VMIG1)
  2,650,000              4.20                       01/03/2000                        2,650,000
California Pollution Control Financing Authority PCRB for Pacific Gas &
 Electric Company Series 1996 E (Morgan Guaranty Trust Company of New York
 LOC) (A-1+/VMIG1)
 47,850,000              4.05                       01/03/2000                       47,850,000

 Principal             Interest                      Maturity                       Amortized
  Amount                 Rate                          Date                            Cost
-----------------------------------------------------------------------------------------------
California (continued)
California Pollution Control Financing Authority PCRB for Southern
 California Edison Co. Series 1986 B (A-1/VMIG1)
$ 1,000,000              4.10%                      01/03/2000                     $  1,000,000
California School Cash Reserve Program Authority Pool Bonds Series 1999 A
 (AMBAC) (SP-1+/MIG1)
 25,000,000              4.00                       07/03/2000                       25,055,404
California State Series 1997 (A-1+(C))
 18,870,000              5.15                       01/06/2000                       18,870,000
California State Series 1997 (FGIC) (A-1+)
 22,000,000              5.38                       01/05/2000                       22,000,000
California Statewide Communities Development Authority TRANS Series 1999
 C-1 (FSA) (SP-1+/MIG1)
 18,145,000              4.00                       06/30/2000                       18,200,505
  3,400,000              4.00                       09/29/2000                        3,412,734
California Statewide Development Authority Series 1999 C-2
 (SP-1+/MIG1)
 12,000,000              4.00                       09/29/2000                       12,027,369
Chula Vista IDRB for San Diego Gas & Electric Company Series 1996 A (A-
 1/MIG1)
 22,650,000              4.30                       01/03/2000                       22,650,000
East Bay Municipal Utility District Water & Waste Water CP Notes
 (A-1+/P-1)
  7,800,000              3.35                       03/20/2000                        7,800,000
  5,000,000              3.55                       04/10/2000                        5,000,000
Fremont VRDN COP for Family Resources Center Financing Project Series 1998
 (A-1+)
  4,000,000              4.70                       01/06/2000                        4,000,000
Fremont VRDN MF Hsg. RB for Creekside Village Apartments Series 1985 D
 (KBC Bank LOC) (VMIG1)
 14,400,000              4.90                       01/06/2000                       14,400,000
Fresno GO TRANS Series 1999-2000 (SP-1+/MIG1)
 15,000,000              4.00                       06/30/2000                       15,046,116
Fresno VRDN MF Hsg. Refunding RB for Heron Pointe Apartments Series 1996 A
 (Wells Fargo Bank LOC) (VMIG1)
  3,315,000              4.90                       01/05/2000                        3,315,000
Huntington Beach MF Hsg. RB for Essex Huntington Breakers Series 1996 A
 (FHLMC) (VMIG1)
 13,000,000              4.90                       01/05/2000                       13,000,000
Huntington Beach MF Hsg. RB for Seabridge Villas Series 1985 A (VMIG1)
  7,200,000              4.00                       01/03/2000                        7,200,000
Irvine Ranch District Consolidated Refunding GO RB Series 1985 B
 (Landesbank Hessen--Thueringen Girozentrale) (A-1+)
 11,300,000              4.00                       01/03/2000                       11,300,000

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------

 Principal             Interest                      Maturity                       Amortized
  Amount                 Rate                          Date                            Cost
-----------------------------------------------------------------------------------------------
California (continued)
Irvine Ranch Water District VRDN Consolidated Refunding GO Series 1989
 (Toronto Dominion Bank LOC) (A-1+/VMIG1)
$11,225,000              4.00%                      01/03/2000                     $ 11,225,000
Kings County Housing Authority VRDN MF Hsg. Refunding for Edgewater Series
 1996 A (Wells Fargo Bank LOC) (VMIG1)
  6,555,000              4.90                       01/05/2000                        6,555,000
Long Beach City Housing Authority VRDN MF Hsg. RB for Channel Point
 Apartment Series 1998 A (FNMA) (A-1)
  6,250,000              4.90                       01/06/2000                        6,250,000
Los Angeles City TRANS GO Series 1999 (SP-1+/MIG1)
  5,000,000              4.00                       06/30/2000                        5,015,546
Los Angeles County TRANS GO Series 1999-2000 A (SP-1+/MIG1)
 10,000,000              4.00                       06/30/2000                       10,032,530
Los Angeles County Housing Authority Variable Rate MF Hsg. Refunding RB
 for Malibu Meadows Project Series 1998 B (FNMA)
 (A-1+)
  6,400,000              4.90                       01/06/2000                        6,400,000
Los Angeles County Housing Authority Variable Rate MF Hsg. Refunding RB
 for Malibu Project II Series 1998 C (FNMA) (A-1+)
 14,349,000              4.90                       01/06/2000                       14,349,000
Los Angeles County Metro TRANS Sales Tax Revenue RB Series 1993 A (MBIA)
 (A-1/VMIG1)
 45,555,000              4.90                       01/06/2000                       45,555,000
Los Angeles County Pension Obligation Adjustable Refunding RB Series 1996
 A (AMBAC) (A-1+/VMIG1)
 13,300,000              4.85                       01/05/2000                       13,300,000
Los Angeles County Pension Obligation Adjustable Refunding RB Series 1996
 B (AMBAC) (A-1+/VMIG1)
 15,700,000              4.85                       01/05/2000                       15,700,000
Los Angeles County Pension Obligation Adjustable Refunding RB Series 1996
 C (AMBAC) (A-1+/VMIG1)
 14,700,000              4.85                       01/05/2000                       14,700,000
Los Angeles County Schools TRANS Series 1999 B (FSA) (SP-1+)
 15,000,000              4.00                       09/29/2000                       15,064,588
Los Angeles Waste Water Systems Revenue (Morgan Guaranty Trust/UBS) (A-
 1+/P-1)
  7,000,000              3.50                       04/05/2000                        7,000,000
  4,000,000              3.55                       04/10/2000                        4,000,000
Metropolitan Water District Southern California Adjustable Authorization
 RB Series 1997 B (A-1+/VMIG1)
 13,500,000              4.80                       01/06/2000                       13,500,000
Metropolitan Water District Southern California Adjustable Authorization
 RB Series 1997 C (A-1+/VMIG1)
 10,000,000              4.25                       01/06/2000                       10,000,000

 Principal             Interest                      Maturity                       Amortized
  Amount                 Rate                          Date                            Cost
-----------------------------------------------------------------------------------------------
California (continued)
Metropolitan Water District Southern California Adjustment Adjusted RB
 Series 1999 B (A-1+/VMIG1)
$ 2,000,000              3.65%                      06/01/2000                     $  2,000,000
Metropolitan Water District Southern California Series A (A-1+/P-1)
  9,400,000              3.25                       03/03/2000                        9,400,000
MSR Public Power Agency Subordinate Lien RB for San Juan Project Series
 1997 D (MBIA) (A-1+/VMIG1)
 19,000,000              5.10                       01/06/2000                       19,000,000
MSR Public Power Agency Subordinate Lien RB for San Juan Project Series
 1997 E (MBIA) (A-1+/VMIG1)
  6,000,000              4.80                       01/06/2000                        6,000,000
Newport Beach VRDN RB for Hoag Memorial Presbyterian Hospital Series 1992
 (A-1+/VMIG1)
  8,890,000              4.40                       01/03/2000                        8,890,000
Newport Beach VRDN RB for Hoag Memorial Presbyterian Hospital Series 1996
 A (A-1+/VMIG1)
  4,500,000              4.40                       01/03/2000                        4,500,000
Newport Beach VRDN RB for Hoag Memorial Presbyterian Hospital Series 1996
 B (A-1+/VMIG1)
  6,000,000              4.40                       01/03/2000                        6,000,000
Newport Beach VRDN RB for Hoag Memorial Presbyterian Hospital Series 1996
 C (A-1+/VMIG1)
  5,900,000              4.40                       01/03/2000                        5,900,000
Newport Beach VRDN RB for Hoag Memorial Presbyterian Hospital Series 1999
 B (A-1+/VMIG1)
 15,000,000              4.95                       01/05/2000                       15,000,000
Oakland Joint Powers Financing Authority Lease VRDN RB Series 1998 A2
 (FSA) (A-1+/VMIG1)
  2,000,000              4.70                       01/01/2000                        2,000,000
Orange County VRDN Apartment Development RB for Hidden Hills Development
 Corporation Series 1985 C (FHLMC) (VMIG1)
  5,000,000              4.50                       01/04/2000                        5,000,000
Orange County VRDN Apartment Development RB for Niguel Summit Series 1985
 A (FNMA) (VMIG1)
  9,000,000              4.50                       01/04/2000                        9,000,000
Orange County VRDN Apartment Development RB for Seaside Meadow Series 1984
 C (KBC Bank N.V. LOC) (VMIG1)
 24,000,000              4.90                       01/06/2000                       24,000,000
Orange County VRDN Apartment Development RB Refunding for Larkspur Canyon
 Apartment Series 1997 A (FNMA) (A-1+)
  7,635,000              4.90                       01/05/2000                        7,635,000
Orange County VRDN Apartment Development RB Refunding for Park Ridge
 Villas Series 1998 (FNMA) (A-1+/VMIG1)
  9,000,000              4.90                       01/06/2000                        9,000,000

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
ILA Tax-Exempt California Portfolio (continued)
December 31, 1999
---------------------------------------  ---------------------------------------

 Principal             Interest                      Maturity                       Amortized
  Amount                 Rate                          Date                            Cost
-----------------------------------------------------------------------------------------------
California (continued)
Palo Alto Unified School District Series 1997 SGA 53 (A-1+)
$ 9,830,000              5.35%                      01/05/2000                     $  9,830,000
Sacramento County COPS for Administration Center and Courthouse Project
 Series 1990 (UBS AG) (A-1+/VMIG1)
 23,965,000              4.70                       01/06/2000                       23,965,000
Sacramento County Housing Authority VRDN MF Hsg. Refunding RB for Stone
 Creek Apartments Series 1997 (FNMA) (A-1+)
  8,450,000              4.90                       01/06/2000                        8,450,000
San Bernardino County VRDN MF Hsg. Refunding RB for Evergreen Apartments
 Series 1999 A (FNMA) (A-1+)
  9,400,000              4.90                       01/06/2000                        9,400,000
San Diego Certificates of Undivided Interest Series 1998 (A-1+)
 15,685,000              5.15                       01/06/2000                       15,685,000
San Diego County VRDN MF Hsg. Country Hills Series 1985 C (A-1+)
  9,700,000              5.00                       01/05/2000                        9,700,000
San Diego County Water Authority Series 1 (A-1/P-1)
  5,000,000              3.50                       04/11/2000                        5,000,000
  6,800,000              3.50                       04/13/2000                        6,800,000
San Francisco City & County Housing Authority VRDN MF Hsg. RB Series 1985
 D (Banque Nationale Paris LOC) (A-1+)
  7,000,000              4.95                       01/05/2000                        7,000,000
Southern California Public Power Authority Power Project Subordinate
 Refunding RB for Palo Verde Series 1996 B (AMBAC) (A-1+/VMIG1)
  8,000,000              4.85                       01/05/2000                        8,000,000
Southern California Public Power Authority VRDN Refunding RB for Southern
 Transmission Project Series 1991 (AMBAC) (A-1+/VMIG1)
 29,300,000              4.85                       01/05/2000                       29,300,000
Southern Public Power Authority Refunding RB for Palo Verde Project Series
 1996 C (AMBAC) (A-1+/VMIG1)
  7,000,000              4.85                       01/05/2000                        7,000,000
University California Revenues Series A (A-1+/P-1)
  6,500,000              3.25                       03/08/2000                        6,500,000
 10,300,000              3.35                       04/07/2000                       10,300,000
  5,500,000              3.50                       04/12/2000                        5,500,000
-----------------------------------------------------------------------------------------------
                                                                                   $869,527,717
-----------------------------------------------------------------------------------------------

 Principal             Interest                      Maturity                       Amortized
  Amount                 Rate                          Date                            Cost
-----------------------------------------------------------------------------------------------
Puerto Rico--5.1%
Puerto Rico Government Development Bank (CP Program) (A-1+)
$ 2,200,000              3.35%                      01/26/2000                     $  2,200,000
 10,000,000              3.25                       01/27/2000                       10,000,000
  4,443,000              3.35                       01/28/2000                        4,443,000
  5,000,000              3.35                       03/06/2000                        5,000,000
  3,000,000              3.55                       04/11/2000                        3,000,000
  5,000,000              3.70                       04/11/2000                        5,000,000
 10,000,000              3.40                       04/14/2000                       10,000,000
Puerto Rico Government Development Bank VRDN Series 1995 (MBIA) (A-
 1+/VMIG1)
  8,200,000              4.95                       01/05/2000                        8,200,000
-----------------------------------------------------------------------------------------------
                                                                                   $ 47,843,000
-----------------------------------------------------------------------------------------------
Total Investments                                                                  $917,370,717
-----------------------------------------------------------------------------------------------

Interest rates represent either the stated coupon rate, or for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the stated date on the security, the next interest reset date for floating rate securities, or the prerefunded date for those types of securities.

Security ratings are unaudited.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
ILA Tax-Exempt New York Portfolio
December 31, 1999
---------------------------------------  ---------------------------------------

 Principal             Interest                      Maturity                       Amortized
   Amount                Rate                          Date                            Cost
-----------------------------------------------------------------------------------------------
 New York--94.6%
 Baldwin Union Free School District GO TANS Series 1999 (MIG1)
 $1,200,000              4.00%                      06/30/2000                     $  1,202,003
 City of Yonkers Civic Facility IDA RB Adjustment for Consumers Union
  Facility Series 1991 (Credit Local de France LOC) (VMIG1)
  2,500,000              5.65                       01/05/2000                        2,500,000
 City of Yonkers Civic Facility IDA RB for Consumers Union Facility Series
  1989 (Credit Local de France LOC) (VMIG1)
  2,638,000              5.65                       01/05/2000                        2,638,000
 Great Neck North Water Authority Water System VRDN RB Series 1993 A
  (FGIC) (A-1+/VMIG1)
  4,800,000              5.45                       01/05/2000                        4,800,000
 Long Island Power Authority Electric System VRDN RB Series 1 (Bayerische
  Landesbank Girozentrale/Westdeutsche Landesbank Girozentrale) (A-
  1+/VMIG1)
  8,100,000              5.75                       01/05/2000                        8,100,000
 Long Island Power Authority Electric System VRDN RB Series 1998 2
  (Bayerische Landesbank Girozentrale/Westdeutsche Landesbank
  Girozentrale) (A-1+/VMIG1)
  3,000,000              5.50                       01/05/2000                        3,000,000
 Long Island Power Authority Electric System VRDN RB Series 4 (Bayerische
  Landesbank Girozentrale/Westdeutsche Landesbank Girozentrale) (A-
  1+/VMIG1)
  3,500,000              3.65                       01/27/2000                        3,500,000
  2,000,000              3.75                       04/11/2000                        2,000,000
 Municipal Assistance Corp. RB for the City of New York Series 1996 E (AA-
  /Aa2)
  4,550,000              5.50                       07/01/2000                        4,593,417
 Municipal Assistance Corp. RB for the City of New York Series 1998 M
  (AA/Aa2)
  3,000,000              5.00                       07/01/2000                        3,023,254
 Nassau County IDA Civic Facility & Improvement RB for Cold Spring Harbor
  Laboratory Series 1999 (A-1+)
  9,150,000              4.75                       01/03/2000                        9,150,000
 New York City Adjustment GO VRDN Series 1992 D (FGIC) (A-1+/VMIG1)
  2,500,000              5.70                       01/05/2000                        2,500,000
 New York City GO Escrowed to Maturity Series 1994 E (U.S. Treasury Bond)
  (A-/Aaa)
  4,905,000              6.10                       08/01/2000                        4,971,595
 New York City GO Escrowed to Maturity Series 1995 E (U.S. Treasury Bond)
  (A-/Aaa)
  5,000,000              5.00                       02/15/2000                        5,011,739
 New York City GO Series 1993 B (FGIC) (A-1+/VMIG1)
  1,400,000              4.50                       01/03/2000                        1,400,000
 New York City GO Series 1994 A-10 (Morgan Guaranty Trust Company of New
  York LOC) (A-1+/VMIG1)
    200,000              4.50                       01/03/2000                          200,000

 Principal             Interest                      Maturity                       Amortized
   Amount                Rate                          Date                            Cost
-----------------------------------------------------------------------------------------------
 New York (continued)
 New York City GO VRDN Adjustable Series 1994 E-3 (Morgan Guaranty Trust
  Company of New York LOC) (A-1+/VMIG1)
 $1,600,000              4.75%                      01/03/2000                     $  1,600,000
 New York City GO VRDN Series 1993 B (FGIC) (AAA/Aaa)
    600,000              4.50                       01/03/2000                          600,000
 New York City GO VRDN Series 1994 C (Morgan Guaranty Trust Company of New
  York LOC) (A-1+/VMIG1)
    750,000              4.50                       01/03/2000                          750,000
 New York City Health & Hospital Corp. Health System Bonds RB Series 1997
  C (A-1+/VMIG1)
    900,000              5.40                       01/05/2000                          900,000
 New York City Health & Hospital Corp. Health System Bonds RB Series 1997
  D (A-1+/VMIG1)
  1,500,000              5.50                       01/05/2000                        1,500,000
 New York City Health & Hospital Corp. VRDN Health Metropolitan Museum of
  Art Series 1993 A System Bonds Series 1997 B (Canadian Imperial Bank of
  Commerce LOC) (A-1+/VMIG1)
  7,120,000              5.40                       01/05/2000                        7,120,000
 New York City Municipal Water Finance Authority Water & Sewer System
  Adjustable Series 1995 A (FGIC) (A-1+/VMIG1)
  1,200,000              4.50                       01/03/2000                        1,200,000
 New York City Municipal Water Finance Authority Water & Sewer System VRDN
  Series 1993 C (FGIC) (A-1+/VMIG1)
    200,000              5.00                       01/03/2000                          200,000
 New York City Transitional Finance Authority Future Tax Secured Bonds
  Series 1999 A-1 (A-1+/VMIG1)
  8,595,000              5.50                       01/05/2000                        8,595,000
 New York City Trust for Resources for American Museum of National History
  Series 1999 B (AMBAC) (Aaa)
  3,000,000              3.70                       07/01/2000                        3,000,000
 New York City Trust for Resources Multi-Mode Bonds for Solomon Guggenheim
  Foundation VRDN Series 1990 B (Westdeutsche Landesbank Girozentrale) (A-
  1+/VMIG1)
  2,155,000              4.75                       01/03/2000                        2,155,000
 New York State Dormitory Authority Cornell University (A-1+/P-1)
  2,000,000              3.75                       04/06/2000                        2,000,000
 New York State Dormitory Authority RB VRDN for Cornell University Series
  1990 B (Morgan Guaranty Trust SPA) (A-1+/VMIG1)
  3,200,000              4.75                       01/03/2000                        3,200,000
 New York State Dormitory Authority RB VRDN for the (A-1+/VMIG1)
  5,415,000              5.35                       01/05/2000                        5,415,000
 New York State Energy Research & Development Authority Gas Facilities RB
  VRDN for Brooklyn Union Gas Series 1997 A-1 (MBIA) (A-1+/VMIG1)
  6,765,000              5.45                       01/05/2000                        6,765,000

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
ILA Tax-Exempt New York Portfolio  (continued)
December 31, 1999
---------------------------------------  ---------------------------------------

 Principal             Interest                      Maturity                       Amortized
   Amount                Rate                          Date                            Cost
-----------------------------------------------------------------------------------------------
 New York (continued)
 New York State Energy Research & Development Authority Gas Facilities RB
  VRDN for Brooklyn Union Gas Series 1997 A-2 (MBIA) (A-1+/VMIG1)
 $1,800,000              5.35%                      01/05/2000                     $  1,800,000
 New York State Energy Research & Development Authority PCRB for New York
  State Electric & Gas Corp. Series 1994 C (Morgan Guaranty Trust) (A-
  1+/VMIG1)
  4,515,000              4.65                       01/03/2000                        4,515,000
 New York State Energy Research & Development Authority PCRB for Rochester
  Gas & Electric Corp. Series 1997 A (MBIA) (A-1+/VMIG1)
  4,700,000              5.40                       01/05/2000                        4,700,000
 New York State Energy Research & Development Authority PCRB VRDN for
  Orange & Rockland Utilities Series 1995 A (AMBAC)
  (A-1+/VMIG1)
  2,400,000              5.05                       01/05/2000                        2,400,000
 New York State Energy Research & Development Authority Facilities RB VRDN
  for Consolidated Edison Corp. Series 1999 A-2 (A-1/F1+)
  2,000,000              5.45                       01/05/2000                        2,000,000
 New York State Energy Research & Development Authority Facilities RB VRDN
  for Consolidated Edison Corp. Series 1999 A-3 (A-1/F1+)
  2,000,000              5.35                       01/05/2000                        2,000,000
 New York State Energy Research & Development Authority PCRB CP for New
  York State Electric & Gas Corp. Series 1994 B (Mellon Bank) (A-1+/VMIG1)
  2,600,000              5.05                       01/03/2000                        2,600,000
 New York State Energy Research & Development Authority PCRB CP for New
  York State Electric & Gas Corp. Series 1994 D (Bank One, NA LOC) (A-
  1+/VMIG1)
  1,600,000              4.65                       01/03/2000                        1,600,000
 New York State Environmental Facilities Corp. State Water PCRB Series
  1996 B (AAA/Aaa)
  1,000,000              3.90                       02/15/2000                        1,001,140
 New York State Environmental Facilities Corp. RB Eagle Tax-Exempt Trust
  Series 1996 C3204 COPS (A-1+(C))
  6,650,000              5.53                       01/06/2000                        6,650,000
 New York State Environmental GO Series 1998 G (VMIG1)
  5,000,000              3.90                       10/05/2000                        5,000,000
 New York State Housing Finance Agency RB for State University
  Construction Series 1973 A (U.S. Treasury Bond) (AAA/Aaa)
  1,800,000              5.80                       11/01/2000                        1,830,821
 New York State Housing Finance Agency RB VRDN for Liberty View Apartments
  Housing Series 1997 A (FNMA) (A-1+)
  6,000,000              5.50                       01/05/2000                        6,000,000

 Principal             Interest                      Maturity                       Amortized
   Amount                Rate                          Date                            Cost
-----------------------------------------------------------------------------------------------
 New York (continued)
 New York State Housing Finance Agency RB VRDN for Talleyrand Crescent
  Housing Series 1999 A (Fleet National Bank LOC) (VMIG1)
 $8,000,000              5.60%                      01/05/2000                     $  8,000,000
 New York State Housing Finance Agency RB VRDN for Tribeca Park Housing
  Series 1997 A (Bayerische Hypotheken Vereinsbank AG LOC) (VMIG1)
  5,000,000              5.60                       01/05/2000                        5,000,000
 New York State Local Government Assistance Corp. RB VRDN Series 1995 B
  (Bank of Nova Scotia LOC) (A-1+/VMIG1)
  7,700,000              5.40                       01/05/2000                        7,700,000
 New York State Local Government Assistance Corp. RB VRDN Series 1995 C
  (Landesbank Hessen-Thueringen Girozentrale) (A-1+/VMIG1)
  3,700,000              5.40                       01/05/2000                        3,700,000
 New York State Local Government Assistance Corp. RB VRDN Series 1995 F
  (Toronto Dominion Bank LOC) (A-1+/VMIG1)
  2,900,000              5.40                       01/05/2000                        2,900,000
 New York State Local Government Assistance Corp. RB VRDN Series 1995 G
  (Bank of Nova Scotia LOC) (A-1+/VMIG1)
  3,600,000              5.00                       01/05/2000                        3,600,000
 Oswego County IDA PCRB Series 1992 for Phillip Morris Companies (A-1/P-1)
  1,000,000              5.45                       01/05/2000                        1,000,000
 Rensselaer County IDA RB for Rensselaer Polytechnic Institute Civic
  Facilities Series 1997 A (VMIG1)
  4,365,000              5.40                       01/06/2000                        4,365,000
 Scarsdale Union Free School District TANS 1999-2000
  3,600,000              4.25                       06/29/2000                        3,614,552
 Triborough Bridge & Tunnel Authority Series 1999 C (AMBAC) (A-1+/VMIG1)
  2,000,000              5.40                       01/06/2000                        2,000,000
-----------------------------------------------------------------------------------------------
                                                                                   $187,566,521
-----------------------------------------------------------------------------------------------
 Puerto Rico--4.8%
 Puerto Rico Government Development Bank (A-1+)
 $6,840,000              3.35%                      03/08/2000                     $  6,840,000
 Puerto Rico Government Development Bank VRDN Series 1985 (MBIA) (A-
  1+/VMIG1)
  2,600,000              4.95                       01/05/2000                        2,600,000
-----------------------------------------------------------------------------------------------
                                                                                   $  9,440,000
-----------------------------------------------------------------------------------------------
 Total Investments                                                                 $197,006,521
-----------------------------------------------------------------------------------------------

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

--------------------------------------------------------------------------------

---------------------------------------  ---------------------------------------

--------------------------------------------------------------------------------

Interest rates represent either the stated coupon rate, or for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the stated date on the security, the next interest reset date for floating rate securities, or the prerefunded date for those types of securities.

Security ratings are unaudited.

The percentage shown for each category reflects the value of investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------
Investment Abbreviations:

 AMBAC    --Insured by American Municipal Bond Assurance Corp.
 BANS     --Bond Anticipation Notes
 CFC      --Insured by Cooperative Finance Corp.
 COPS     --Certificates of Participation
 CP       --Commercial Paper
 FGIC     --Insured by Financial Guaranty Insurance Co.
 FHLMC    --Federal Home Loan Mortgage Corp.
 FNMA     --Federal National Mortgage Association
 FSA      --Insured by Financial Security Assistance Co.
 GO       --General Obligation
 IDA      --Industrial Development Authority
 IDRB     --Industrial Development Revenue Bond
 LOC      --Letter of Credit
 MBIA     --Insured by Municipal Bond Investors Assurance
 MF Hsg.  --Multi-Family Housing
 NRU      --National Rural Utilities Cooperation Finance Corp.
 PCRB     --Pollution Control Revenue Bond
 RANS     --Revenue Anticipation Notes
 RB       --Revenue Bond
 TANS     --Tax Anticipation Notes
 TECP     --Tax Exempt Commercial Paper
 TRANS    --Tax Revenue Anticipation Notes
 TRB      --Tender Revenue Bond
 VRDN     --Variable Rate Demand Note

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust--Institutional Liquid Assets Portfolios
--------------------------------------------------------------------------------
Statements of Assets and Liabilities
December 31, 1999

--------------------------------------------------------------------------------

                                        Prime          Money
                                     Obligations       Market      Government
                                      Portfolio      Portfolio     Portfolio
                                    ------------------------------------------
Assets:
Investment in securities, at value
 based on amortized cost            $1,250,449,967 $1,729,698,634 $287,346,652
Cash                                        43,483         65,449       93,337
Receivables:
 Interest                                5,964,555     10,058,504    1,637,932
 Fund shares sold                          462,702             --           --
 Reimbursement from adviser                 41,962             --        4,428
Other assets                                 1,352            340          128
------------------------------------------------------------------------------
  Total assets                       1,256,964,021  1,739,822,927  289,082,477
------------------------------------------------------------------------------
Liabilities:
Payables:
 Investment securities purchased                --             --           --
 Income distribution                       623,725        571,301      399,011
 Fund shares repurchased                    52,653        794,185       16,721
 Amounts owed to affiliates                375,257        595,985      110,880
 Accrued expenses and other
  liabilities                               96,986        201,345       46,967
------------------------------------------------------------------------------
  Total liabilities                      1,148,621      2,162,816      573,579
------------------------------------------------------------------------------
Net Assets:
Paid-in capital                      1,255,815,400  1,737,660,111  288,508,898
Accumulated undistributed net
 investment income                              --             --           --
Accumulated net realized loss on
 investment transactions                        --             --           --
------------------------------------------------------------------------------
  Net Assets                        $1,255,815,400 $1,737,660,111 $288,508,898
------------------------------------------------------------------------------
Net asset value, offering and
 redemption price per unit/share
 (net assets/units or shares
 outstanding)                                $1.00          $1.00        $1.00
------------------------------------------------------------------------------
Units/Shares outstanding:
ILA units                            1,095,108,712  1,346,764,687  205,201,522
ILA Administration units                40,850,060      6,961,404    3,264,963
ILA Service units                       92,975,299    383,932,405   79,834,246
ILA Class B units                       19,443,805             --           --
ILA Class C units                        7,435,909             --           --
Cash Management shares                       1,615          1,615      152,533
------------------------------------------------------------------------------
  Total units/shares of beneficial
   interest outstanding, $.001 par
   value (unlimited number of
   shares authorized)                1,255,815,400  1,737,660,111  288,453,264
------------------------------------------------------------------------------

---------------------------------------  ---------------------------------------
The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  Treasury       Treasury                    Tax-Exempt     Tax-Exempt    Tax-Exempt
 Obligations   Instruments     Federal      Diversified     California     New York
  Portfolio     Portfolio     Portfolio      Portfolio      Portfolio     Portfolio
--------------------------------------------------------------------------------------
 $708,684,484  $557,972,806 $3,437,049,936 $1,748,545,655  $917,370,717  $197,006,521
       13,087        70,760         73,237     32,849,743     8,413,017        55,612
    4,026,044     6,941,698     20,104,978     12,354,062     6,307,008     1,173,816
           --            --      1,750,000          3,690            --            --
           --            --             --             --            --        10,904
          877           111         16,817          7,338         9,279            20
--------------------------------------------------------------------------------------
  712,724,492   564,985,375  3,458,994,968  1,793,760,488   932,100,021   198,246,873
--------------------------------------------------------------------------------------
           --            --             --      9,000,000            --            --
    1,050,618     1,330,787      1,115,572        424,875       144,969        23,205
           --            --             --             --            --            --
      180,396       199,406      1,118,052        584,958       297,481        61,501
       73,055       201,652        213,078         51,039        48,606        20,735
--------------------------------------------------------------------------------------
    1,304,069     1,731,845      2,446,702     10,060,872       491,056       105,441
--------------------------------------------------------------------------------------
  711,420,423   563,253,530  3,456,548,266  1,783,845,571   931,639,614   198,144,359
           --            --             --             --            --            --
           --            --             --       (145,955)      (30,649)       (2,927)
--------------------------------------------------------------------------------------
 $711,420,423  $563,253,530 $3,456,548,266 $1,783,699,616  $931,608,965  $198,141,432
--------------------------------------------------------------------------------------
       $ 1.00         $1.00          $1.00          $1.00         $1.00         $1.00
--------------------------------------------------------------------------------------
  404,299,123   224,609,321  3,171,330,484  1,734,715,414   895,417,731   160,302,596
   42,333,992    32,161,610        836,258     28,084,416     8,910,562    37,838,614
  264,787,308   306,482,599    284,381,524     20,988,232    27,228,779         1,590
           --            --             --             --            --            --
           --            --             --             --            --            --
           --            --             --          1,562         1,555         1,559
--------------------------------------------------------------------------------------
  711,420,423   563,253,530  3,456,548,266  1,783,789,624   931,558,627   198,144,359
--------------------------------------------------------------------------------------

---------------------------------------  ---------------------------------------

Goldman Sachs Trust--Institutional Liquid Assets Portfolios
--------------------------------------------------------------------------------
Statements of Operations
For the Year Ended December 31, 1999

--------------------------------------------------------------------------------

                                           Prime        Money
                                        Obligations    Market    Government
                                         Portfolio    Portfolio   Portfolio
                                        ------------------------------------
Investment income:
Interest income                         $58,088,705  $93,239,049 $22,046,419
-----------------------------------------------------------------------------
Expenses:
Management fees                           3,897,948    6,253,719   1,521,689
Transfer agent fees(a)                      445,314      714,161     173,909
Distribution and service fees(b)            229,135           --          --
Custodian fees                              187,273      270,380      87,048
Registration fees                           264,390      179,740     120,161
Professional fees                            54,783       55,684      50,976
Trustee fees                                  9,833       10,754       9,834
Administration share fees                    57,419       53,223       9,844
Service share fees                          417,319    1,290,742     366,922
Other                                        15,831       40,996      14,052
-----------------------------------------------------------------------------
  Total expenses                          5,579,245    8,869,399   2,354,435
  Less--expenses reimbursed and fees
   waived                                   (41,962)          --     (90,702)
-----------------------------------------------------------------------------
  Net Expenses                            5,537,283    8,869,399   2,263,733
-----------------------------------------------------------------------------
Net investment income                    52,551,422   84,369,650  19,782,686
-----------------------------------------------------------------------------
Net realized gain (loss) on investment
 transactions                                 2,529           --        (326)
-----------------------------------------------------------------------------
Net increase in net assets resulting
 from operations                        $52,553,951  $84,369,650 $19,782,360
-----------------------------------------------------------------------------

(a) The following Portfolios had transfer agency fees of:

                             ILA     Administration Service  Class B Class C  CMS
  Portfolio                 units        units       units    units   units  shares
  Prime Obligation        $  379,114    $15,307     $ 41,726 $6,522  $2,644   $ 1
  Money Market               570,902     14,193      129,066     --      --    --
  Government                 134,585      2,626       36,693     --      --     5
  Treasury Obligations       218,686     24,160       23,428     --      --    --
  Treasury Instruments       107,404     33,874      129,298     --      --    --
  Federal                  1,099,877     78,223      111,024     --      --    --
  Tax-Exempt Diversified     638,415     12,840       11,136     --      --    --
  Tax-Exempt California      281,283      5,317        3,384     --      --     1
  Tax-Exempt New York         64,405      8,198           --     --      --    --

(b) Class B and Class C units for ILA Prime Obligations Portfolio had distribution and service fees of $163,044 and $66,091, respectively.

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Treasury     Treasury                Tax-Exempt  Tax-Exempt   Tax-Exempt
Obligations  Instruments   Federal    Diversified California    New York
 Portfolio    Portfolio   Portfolio    Portfolio   Portfolio   Portfolio
--------------------------------------------------------------------------
$32,812,334  $31,800,182 $165,003,694 $54,068,619 $21,788,292  $5,744,249
--------------------------------------------------------------------------
  2,329,913    2,367,541   11,279,837   5,795,921   2,537,365     635,270
    266,274      270,576    1,289,124     662,391     289,985      72,603
         --           --           --          --          --          --
    127,774      126,908      420,591     139,719     125,588      23,539
      2,152       51,164       92,395     210,344      73,949       5,092
     54,188       51,738       50,521      59,172      54,036      51,428
      9,834        9,834       11,026      10,845      10,660       9,834
     90,628      127,026      293,344      48,148      19,940      30,750
    234,094    1,292,984    1,110,241     111,352      33,838          --
     19,297       24,944       70,840      90,387      30,568       7,270
--------------------------------------------------------------------------
  3,134,154    4,322,715   14,617,919   7,128,279   3,175,929     835,786
         --           --           --          --     (77,882)    (17,287)
--------------------------------------------------------------------------
  3,134,154    4,322,715   14,617,919   7,128,279   3,098,047     818,499
--------------------------------------------------------------------------
 29,678,180   27,477,467  150,385,775  46,940,340  18,690,245   4,925,750
--------------------------------------------------------------------------
      8,167       99,896        5,411       1,140     (30,649)        114
--------------------------------------------------------------------------
$29,686,347  $27,577,363 $150,391,186 $46,941,480 $18,659,596  $4,925,864
--------------------------------------------------------------------------

---------------------------------------  ---------------------------------------

Goldman Sachs Trust--Institutional Liquid Assets Portfolios
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Year Ended December 31, 1999
--------------------------------------------------------------------------------

                                  Prime            Money
                               Obligations         Market         Government
                                Portfolio        Portfolio         Portfolio
                             --------------------------------------------------
From operations:
Net investment income        $    52,551,422  $     84,369,650  $    19,782,686
Net realized gain (loss) on
 investment transactions               2,529                --             (326)
--------------------------------------------------------------------------------
  Net increase in net
   assets resulting from
   operations                     52,553,951        84,369,650       19,782,360
--------------------------------------------------------------------------------
Distributions to
 shareholders:
From net investment income
 ILA units                       (45,384,123)      (68,460,223)     (15,599,484)
 ILA Administration units         (1,780,071)       (1,645,299)        (290,075)
 ILA Service units                (4,517,300)      (14,264,059)      (3,892,170)
 ILA Class B units                  (623,673)               --               --
 ILA Class C units                  (248,714)               --               --
 Cash Management shares                  (70)              (69)            (630)
--------------------------------------------------------------------------------
  Total distributions to
   unit/shareholders             (52,553,951)      (84,369,650)     (19,782,359)
--------------------------------------------------------------------------------
From share transactions:
Proceeds from sales of
 unit/shares                   7,836,070,067    12,281,385,755    1,811,769,575
Reinvestment of dividends
 and distributions                45,571,600        84,608,022       15,023,063
Cost of unit/shares
 repurchased                  (7,642,384,057)  (12,325,328,457)  (2,034,953,029)
--------------------------------------------------------------------------------
  Net increase (decrease)
   in net assets resulting
   from share transactions       239,257,610        40,665,320     (208,160,391)
--------------------------------------------------------------------------------
  Total increase (decrease)      239,257,610        40,665,320     (208,160,390)
Net assets:
Beginning of year              1,016,557,790     1,696,994,791      496,669,288
--------------------------------------------------------------------------------
End of year                   $1,255,815,400    $1,737,660,111     $288,508,898
--------------------------------------------------------------------------------
Accumulated undistributed
 net investment income                    --                --               --
--------------------------------------------------------------------------------

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   Treasury          Treasury                          Tax-Exempt       Tax-Exempt
  Obligations       Instruments        Federal         Diversified      California     Tax-Exempt New
   Portfolio         Portfolio        Portfolio         Portfolio        Portfolio     York Portfolio
-------------------------------------------------------------------------------------------------------
$    29,678,180   $    27,477,467  $    150,385,775  $    46,940,340  $    18,690,245  $     4,925,750
          8,167            99,896             5,411            1,140          (30,649)             114
-------------------------------------------------------------------------------------------------------
     29,686,347        27,577,363       150,391,186       46,941,480       18,659,596        4,925,864
-------------------------------------------------------------------------------------------------------
    (24,606,852)      (11,518,920)     (129,728,192)     (45,416,285)     (18,171,355)      (4,390,985)
     (2,625,955)       (3,465,849)       (8,725,681)        (854,367)        (316,939)        (534,693)
     (2,453,540)      (12,595,226)      (11,937,454)        (669,649)        (201,917)             (36)
             --                --                --               --               --               --
             --                --                --               --               --               --
             --                --                --              (39)             (34)             (36)
-------------------------------------------------------------------------------------------------------
    (29,686,347)      (27,579,995)     (150,391,327)     (46,940,340)     (18,690,245)      (4,925,750)
-------------------------------------------------------------------------------------------------------
  3,719,606,593     2,554,504,387    17,348,923,131    9,977,368,160    4,442,494,150    1,075,546,032
     18,136,217        11,896,253       139,921,416       46,434,419       18,936,186        5,033,322
 (3,876,771,086)   (2,850,433,896)  (17,220,292,178)  (9,866,750,232)  (4,114,921,916)  (1,026,571,140)
-------------------------------------------------------------------------------------------------------
   (139,028,276)     (284,033,256)      268,552,369      157,052,347      346,508,420       54,008,214
-------------------------------------------------------------------------------------------------------
   (139,028,276)     (284,035,888)      268,552,228      157,053,487      346,477,771       54,008,328
    850,448,699       847,289,418     3,187,996,038    1,626,646,129      585,131,194      144,133,104
-------------------------------------------------------------------------------------------------------
   $711,420,423      $563,253,530    $3,456,548,266   $1,783,699,616     $931,608,965     $198,141,432
-------------------------------------------------------------------------------------------------------
             --                --                --               --               --               --
-------------------------------------------------------------------------------------------------------

---------------------------------------  ---------------------------------------

Goldman Sachs Trust--Institutional Liquid Assets Portfolios
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Year Ended December 31, 1998
--------------------------------------------------------------------------------

                                  Prime            Money
                               Obligations         Market         Government
                              Portfolio(a)      Portfolio(a)     Portfolio(a)
                                      ------------------------------------------
From operations:
Net investment income        $    53,703,342  $     78,102,208  $    24,352,402
Net realized gain on
 investment transactions              27,766             6,924               --
--------------------------------------------------------------------------------
  Net increase in net
   assets resulting from
   operations                     53,731,108        78,109,132       24,352,402
--------------------------------------------------------------------------------
Distributions to
 unit/shareholders:
From net investment income
 ILA units                       (46,200,440)      (60,149,271)     (19,247,644)
 ILA Administration units         (1,890,467)      (16,225,977)        (483,492)
 ILA Service units                (5,216,323)       (1,733,835)      (4,621,219)
 ILA B units                        (243,815)               --               --
 ILA C units                        (178,389)               --               --
 ILA Cash Management shares              (49)              (49)             (47)
--------------------------------------------------------------------------------
  Total distributions to
   unit/shareholders             (53,729,483)      (78,109,132)     (24,352,402)
--------------------------------------------------------------------------------
From unit/share
 transactions (at $1.00 per
 unit/share):
Proceeds from sales of
 units/shares                  8,542,913,228    11,101,396,894    2,593,217,390
Reinvestment of dividends
 and distributions                39,783,380        67,128,955       15,532,324
Cost of units/shares
 repurchased                  (8,542,482,500)  (10,605,623,755)  (2,666,528,542)
--------------------------------------------------------------------------------
  Net increase (decrease)
   in net assets resulting
   from unit/share
   transactions                   40,214,108       562,902,094      (57,778,828)
--------------------------------------------------------------------------------
  Total increase (decrease)       40,215,733       562,902,094      (57,778,828)
Net assets:
Beginning of year                976,342,057     1,134,092,697      554,448,116
--------------------------------------------------------------------------------
End of year                  $ 1,016,557,790  $  1,696,994,791  $   496,669,288
--------------------------------------------------------------------------------
Accumulated undistributed
 net investment income                    --                --  $        18,915
--------------------------------------------------------------------------------

(a) Cash Management share activity commenced May 1, 1998.

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   Treasury          Treasury                           Tax-Exempt       Tax-Exempt      Tax-Exempt
  Obligations       Instruments        Federal         Diversified       California       New York
   Portfolio         Portfolio        Portfolio        Portfolio(a)     Portfolio(a)    Portfolio(a)
------------------------------------------------------------------------------------------------------
$    37,394,023   $    32,887,361  $    141,739,197  $     53,198,631  $    18,309,330  $   4,031,415
        242,821           324,555            15,167             2,502           99,181          1,846
------------------------------------------------------------------------------------------------------
     37,636,844        33,211,916       141,754,364        53,201,133       18,408,511      4,033,261
------------------------------------------------------------------------------------------------------
    (29,331,672)      (16,191,465)     (114,206,301)      (51,660,082)     (18,277,052)    (3,371,684)
     (4,475,011)       (4,556,321)      (25,838,728)         (689,810)         (32,215)      (659,667)
     (3,830,207)      (12,465,963)       (1,709,577)         (848,712)             (38)           (40)
             --                --                --                --               --             --
             --                --                --                --               --             --
             --                --                --               (27)             (25)           (26)
------------------------------------------------------------------------------------------------------
    (37,636,890)      (33,213,749)     (141,754,606)      (53,198,631)     (18,309,330)    (4,031,417)
------------------------------------------------------------------------------------------------------
  5,414,225,682     3,212,265,317    15,359,171,878    11,082,316,241    3,338,558,136    947,508,619
     17,325,155        14,415,252       114,243,618        47,224,255       17,860,837      3,885,716
 (5,399,775,367)   (3,103,700,860)  (14,900,519,079)  (11,040,862,707)  (3,362,752,135)  (942,145,315)
------------------------------------------------------------------------------------------------------
     31,775,470       122,979,709       572,896,417        88,677,789       (6,333,162)     9,249,020
------------------------------------------------------------------------------------------------------
     31,775,424       122,977,876       572,896,175        88,680,291       (6,233,981)     9,250,864
    818,673,275       724,311,542     2,615,099,863     1,537,965,838      591,365,175    134,882,240
------------------------------------------------------------------------------------------------------
$   850,448,699   $   847,289,418  $  3,187,996,038  $  1,626,646,129  $   585,131,194  $ 144,133,104
------------------------------------------------------------------------------------------------------
             --                --  $          3,219  $        362,642  $        10,495  $       1,632
------------------------------------------------------------------------------------------------------

---------------------------------------  ---------------------------------------

Goldman Sachs Trust--Institutional Liquid Assets Portfolios
--------------------------------------------------------------------------------
Notes to Financial Statements
December 31, 1999
---------------------------------------  ---------------------------------------
1. Organization
The Goldman Sachs Trust (the "Trust") is a Delaware business trust registered under the Investment Company Act of 1940 (as amended) as an open-end, management investment company. The Trust includes the Goldman Sachs-- Institutional Liquid Assets Portfolios, collectively "ILA," or individually, a "portfolio." ILA consists of nine portfolios: Prime Obligations, Money Market, Government, Treasury Obligations, Treasury Instruments, Federal, Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York. All of the portfolios are diversified except for the Tax-Exempt California and Tax-Exempt New York Portfolios. ILA offers the following classes of units/shares:

                                                       ILA       ILA         ILA
                              ILA           ILA       Class     Class        Cash
                 ILA      Administra-     Service       B         C       Management
 Portfolio      Units     tion Units       Units      Units     Units       Shares
Prime
 Obligations       x            x             x          x         x           x
------------------------------------------------------------------------------------
Money Market       x            x             x                                x
------------------------------------------------------------------------------------
Government         x            x             x                                x
------------------------------------------------------------------------------------
Treasury
 Obligations       x            x             x
------------------------------------------------------------------------------------
Treasury
 Instruments       x            x             x
------------------------------------------------------------------------------------
Federal            x            x             x
------------------------------------------------------------------------------------
Tax-Exempt
 Diversified       x            x             x                                x
------------------------------------------------------------------------------------
Tax-Exempt
 California        x            x             x                                x
------------------------------------------------------------------------------------
Tax-Exempt
 New York          x            x             x                                x

The investment objective of the Portfolios is to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high quality money market instruments. Tax-Exempt portfolios seek to provide shareholders, to the extent consistent with the preservation of capital and prescribed portfolio standards, with a high level of income exempt from federal income tax by investing primarily in municipal instruments.

2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by ILA. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation--
ILA uses the amortized-cost method for valuing portfolio securities, which approximates market value. Under this method, all investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity.

B. Interest Income--
Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

C. Federal Taxes--
It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all investment company taxable and tax-exempt income to its unit/shareholders. Accordingly, no federal tax provisions are required.
 The characterization of distributions to unit/shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Portfolios' distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

---------------------------------------  ---------------------------------------

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------

2. Significant Accounting Policies (continued)
 At December 31, 1999 (tax year end), the following Portfolios had capital loss carryforwards for U.S. federal tax purposes of approximately:

                                   Years of
   Portfolio             Amount   Expiration
   ---------            -------- ------------
Tax-Exempt Diversified  $146,000 2001 to 2005
Tax-Exempt California     31,000         2007

 These amounts are available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.
 The amortized cost for each Portfolio stated in the accompanying Statements of Assets and Liabilities also represents aggregate cost for federal income tax purposes.

D. Expenses--
Expenses incurred by the Portfolios which do not specifically relate to an individual Portfolio of ILA are generally allocated to the Portfolios on a straight-line or pro rata basis depending upon the nature of the expense.
 Unitholders of ILA Administration, ILA Service, ILA Class B, ILA Class C and Cash Management share classes bear all expenses and fees paid to service organizations. Each class of units/shares of the Portfolios separately bears its respective class-specific transfer agency fees.

E. Segregation Transactions--
The Portfolios may enter into forward commitments. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement. As a result of entering into these transactions the Portfolios are required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

3. Agreements
Goldman Sachs Asset Management ("GSAM"), a unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"), acts as investment adviser (the "Adviser") pursuant to an Investment Management Agreement (the "Agreement"). Under the Agreement, GSAM, subject to the general supervision by the Trust's Board of Trustees, manages the Portfolios. As compensation for the services rendered pursuant to the Agreement and the assumption of the expenses related thereto and administering the Portfolio's business affairs, including providing facilities, GSAM is entitled to a fee, computed daily and payable monthly, at an annual rate equal to .35% of each Portfolio's average daily net assets.
 Goldman Sachs acts as ILA's distributor under a Distribution Agreement for which it receives no compensation except for a portion of the ILA Prime Obligations Class B and Class C contingent deferred sales charges. Goldman Sachs has advised the Portfolio that it retained approximately $800 for the year ended December 31, 1999.
 GSAM has voluntarily agreed to reduce or limit the total operating expenses of each Portfolio (excluding distribution and service fees, administration, cash management and service plan fees, taxes, interest, brokerage commissions, litigation, indemnification and other extraordinary expenses) on an annualized basis to approximately .43% of the average net assets of each Portfolio.
 The chart below outlines the expense reimbursements for the year ended December 31, 1999 (in thousands):

                                                                   Expense
     Portfolio                                                  Reimbursements
Prime Obligations                                                    $42
------------------------------------------------------------------------------
Government                                                            91
------------------------------------------------------------------------------
Tax-Exempt New York                                                   17

 In addition, the Tax-Exempt California Portfolio has entered into certain expense offset arrangements with the custodian resulting in a reduction in the Portfolio's expenses, for the year ended December 31, 1999, the Tax-Exempt California Portfolio's custody fees were reduced by approximately $77,882 respectively, under such arrangements.
 The Trust, on behalf of each Portfolio that offers Class B units, Class C units, and Cash Management shares, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or Authorized Dealers are entitled to a monthly fee from each Portfolio for distribution services equal to, on an annual basis, 1.00% of the average daily net assets attributable to Class B and Class C units and .50% of the

---------------------------------------  ---------------------------------------

Goldman Sachs Trust--Institutional Liquid Assets Portfolios
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
December 31, 1999
---------------------------------------  ---------------------------------------
3. Agreements (continued)
average daily net assets attributable to Cash Management shares. GSAM has voluntarily agreed to waive a portion of the Distribution and Service fees equal to .43%, on an annual basis, of the average daily net assets attributable to Cash Management shares.
 Goldman Sachs also serves as the Transfer Agent and is entitled to a fee calculated daily and payable monthly at an annual rate of .04% of the average daily net assets of each class.
 The Trust, on behalf of each Portfolio, has adopted Administration and Service Plans. These plans allow for ILA Administration units, ILA Service units and ILA
Cash Management shares, respectively, to compensate service organizations for providing varying levels of account administration and unitholder/shareholder liaison services to their customers who are beneficial owners of such units.
The Administration, Service and Cash Management shares Plans provide for compensation to the service organizations in an amount up to .15%, .40% and
 .50% (on an annualized basis), respectively, of the average daily net asset value of the respective units/shares.
 At December 31, 1999, the amounts owed to affiliates were as follows (in thousands):

                                           Distribution             Transfer
 Portfolio          Management             and Service               Agent               Total
Prime
 Obligations           $339                    $21                    $15                  $375
-----------------------------------------------------------------------------------------------
Money
 Market                 535                     --                     61                   596
-----------------------------------------------------------------------------------------------
Government              100                     --                     11                   111
-----------------------------------------------------------------------------------------------
Treasury
 Obligations            161                     --                     19                   180
-----------------------------------------------------------------------------------------------
Treasury
 Instruments            179                     --                     20                   199
-----------------------------------------------------------------------------------------------
Federal               1,003                     --                    115                 1,118
-----------------------------------------------------------------------------------------------
Tax-Exempt
 Diversified            525                     --                     60                   585
-----------------------------------------------------------------------------------------------
Tax-Exempt
 California             266                     --                     31                   297
-----------------------------------------------------------------------------------------------
Tax-Exempt
 New York                56                     --                      6                    62

4. Line of Credit Facility
The Portfolios participated in a $250,000,000 uncommitted, unsecured revolving line of credit facility. Under the most restrictive arrangement, each Portfolio must have owned securities having a market value in excess of 300% of the total bank borrowings. Effective April 30, 1999, under the most restrictive arrangement, each Portfolio must own securities having a market value in excess of 400% of the total bank borrowings. Effective November 30, 1999, the Portfolios also participate in a $250,000,000 committed facility. These facilities are to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Portfolios based on the amount of commitment which has not been utilized. During the year ended December 31, 1999, the Portfolios did not have any borrowings under any of these facilities.

5. Repurchase Agreements
During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio's custodian.

6. Joint Repurchase Agreement Accounts
The ILA Portfolios, together with other registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash balances into joint accounts, the daily aggregate balances of which are invested in one or more repurchase agreements.
 At December 31, 1999, the Prime Obligations, Money Market, Government and Treasury Obligations Portfolios had undivided interests in the following joint repurchase agreement account, which equaled $351,400,000, $263,900,000, $21,400,000 and $197,700,000 in principal amount, respectively. At December 31, 1999, the

---------------------------------------  ---------------------------------------

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------
6. Joint Repurchase Agreement Accounts (continued) repurchase agreements held in this joint account were fully collateralized by U.S. Treasury obligations.

  Principal             Interest                    Maturity                      Amortized
   Amount                 Rate                        Date                           Cost
----------------------------------------------------------------------------------------------
Barclays Bank
$ 150,000,000             5.50%                    01/03/2000                   $  150,000,000
Barclays Bank
  713,200,000             2.75                     01/03/2000                      713,200,000
Donaldson, Lufkin & Jenrette, Inc.
1,500,000,000             2.50                     01/03/2000                    1,500,000,000
Goldman, Sachs & Co.
  500,000,000             2.00                     01/03/2000                      500,000,000
SBC Warburg Dillon Read Corp.
1,275,000,000             2.50                     01/03/2000                    1,275,000,000
----------------------------------------------------------------------------------------------
Total Joint Repurchase Agreement Account                                        $4,138,200,000
----------------------------------------------------------------------------------------------

At December 31, 1999, the Prime Obligations and Money Market Portfolios had undivided interests in the following joint repurchase agreement account II, which equaled $50,000,000 and $50,000,000 in principal amount, respectively. At December 31, 1999, the repurchase agreements held in this joint account II were fully collateralized by Federal Agency obligations.

 Principal             Interest                    Maturity                      Amortized
   Amount                Rate                        Date                           Cost
---------------------------------------------------------------------------------------------
Banc of America Securities
$700,000,000             3.10%                    01/03/2000                   $  700,000,000
Chase Manhattan Bank
 340,000,000             3.15                     01/03/2000                      340,000,000
Morgan Stanley & Co.
 501,500,000             3.25                     01/03/2000                      501,500,000
---------------------------------------------------------------------------------------------
Total Joint Repurchase Agreement Account II                                    $1,541,500,000
---------------------------------------------------------------------------------------------

7. Other Matters
Pursuant to a Securities and Exchange Commission exemptive order, certain of the Portfolios may enter into certain principal transactions, including repurchase agreements, with Goldman Sachs subject to certain annual limitations as follows: 25% of eligible security transactions, as defined, and 10% of repurchase agreement transactions.

8. Certain Reclassifications
In accordance with Statement of Positions 93-2, the Government Portfolio has reclassified $18,916 from accumulated undistributed net investment income to paid-in capital. The Federal Portfolio has reclassified $3,078 and $141 to paid-in-capital and accumulated net realized gain, respectively from accumulated undistributed net investment income. The Tax-Exempt Diversified Portfolio has reclassified $362,642 from accumulated undistributed net investment income to paid-in capital. The Tax-Exempt California Portfolio has reclassified $10,495 from accumulated undistributed net investment income to paid in capital. The Tax-Exempt New York Portfolio has reclassified $1,632 from accumulated undistributed net investment income to accumulated net realized loss. These reclassifications have no impact on the net asset value of the Portfolio and are designed to present the Portfolio's capital accounts on a tax basis.

9. Change In Independent Auditor
On October 26, 1999, the Board of Trustees of the Portfolios, upon the recommendation of the Board's audit committee, determined not to retain Arthur Andersen LLP and approved a change of the Portfolio independent accountants to PricewaterhouseCoopers LLP. For the fiscal years ended December 31, 1999 and December 31, 1998, Arthur Andersen LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and Arthur Andersen LLP on accounting principles or practices, financial statement disclosure or audit scope or procedure, which if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference to the disagreement in their reports.

---------------------------------------  ---------------------------------------

Goldman Sachs Trust--Institutional Liquid Assets Portfolios
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
December 31, 1999
--------------------------------------------------------------------------------
10. Summary of Unit Transactions (at $1.00 per unit/share)

 Unit/share activity for the year ended December 31, 1999 is as follows:

                                   Prime
                                Obligations     Money Market     Government
                                 Portfolio       Portfolio       Portfolio
------------------------------------------------------------------------------
ILA units:
Units sold                      6,187,318,969   8,475,508,367   1,555,372,030
Reinvestment of dividends and
 distributions                     38,954,021      68,634,390      10,825,271
Units repurchased              (5,968,349,686) (8,547,694,426) (1,744,205,159)
                                ----------------------------------------------
                                  257,923,304      (3,551,669)   (178,007,858)
------------------------------------------------------------------------------
ILA Administration units:
Units sold                        341,083,548     316,803,676      14,714,311
Reinvestment of dividends and
 distributions                      1,643,764       2,932,445         225,705
Units repurchased                (340,712,788)   (627,102,159)    (19,357,060)
                                ----------------------------------------------
                                    2,014,524    (307,366,038)     (4,417,044)
------------------------------------------------------------------------------
ILA Service units:
Units sold                      1,193,649,187   3,489,073,712     241,083,651
Reinvestment of dividends and
 distributions                      4,150,597      13,041,115       3,971,441
Units repurchased              (1,224,133,407) (3,150,531,872)   (270,941,573)
                                ----------------------------------------------
                                  (26,333,623)    351,582,955     (25,886,481)
------------------------------------------------------------------------------
ILA Class B units:
Units sold                         33,484,399              --              --
Reinvestment of dividends and
 distributions                        599,021              --              --
Units repurchased                 (29,051,583)             --              --
                                ----------------------------------------------
                                    5,031,837              --              --
------------------------------------------------------------------------------
ILA Class C units:
Units sold                         80,533,964              --              --
Reinvestment of dividends and
 distributions                        224,125              --              --
Units repurchased                 (80,136,593)             --              --
                                ----------------------------------------------
                                      621,496              --              --
------------------------------------------------------------------------------
Cash Management shares:
Shares sold                                --              --         599,583
Reinvestment of dividends and
 distributions                             72              72             646
Shares repurchased                         --              --        (449,237)
                                ----------------------------------------------
                                           72              72         150,992
------------------------------------------------------------------------------
Net increase (decrease) in
 units/shares                     239,257,610      40,665,320    (208,160,391)
------------------------------------------------------------------------------

---------------------------------------  ---------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Treasury         Treasury                        Tax-Exempt      Tax-Exempt     Tax-Exempt
   Obligations      Instruments        Federal       Diversified      California      New York
    Portfolio        Portfolio        Portfolio       Portfolio       Portfolio      Portfolio
-------------------------------------------------------------------------------------------------
   2,851,391,276    1,369,486,465   14,102,514,033   9,797,647,273   4,216,788,421   786,706,635
      17,509,450       10,298,349      127,217,288      45,733,373      18,866,994     4,455,370
  (3,199,058,228)  (1,496,646,180) (13,684,083,018) (9,671,043,644) (3,924,772,626) (753,410,503)
-------------------------------------------------------------------------------------------------
    (330,157,502)    (116,861,366)     545,648,303     172,337,002     310,882,789    37,751,502
-------------------------------------------------------------------------------------------------

     447,866,712      329,112,577      439,630,230     118,571,986     103,554,699   288,839,397
         591,471        1,575,091        2,314,512          69,283          69,121       577,876
    (486,656,745)    (430,207,218)    (949,431,515)   (117,066,866)    (95,225,456) (273,160,637)
-------------------------------------------------------------------------------------------------
     (38,198,562)     (99,519,550)    (507,486,773)      1,574,403       8,398,364    16,256,636
-------------------------------------------------------------------------------------------------

     420,348,605      855,905,345    2,806,778,868      61,148,901     122,151,030            --
          35,296           22,813       10,389,616         631,725              37            40
    (191,056,113)    (923,580,498)  (2,586,777,645)    (78,639,722)    (94,923,834)           --
-------------------------------------------------------------------------------------------------
     229,327,788      (67,652,340)     230,390,839     (16,859,096)     27,227,233            40
-------------------------------------------------------------------------------------------------

              --               --               --              --              --            --
              --               --               --              --              --            --
              --               --               --              --              --            --
-------------------------------------------------------------------------------------------------
              --               --               --              --              --            --
-------------------------------------------------------------------------------------------------

              --               --               --              --              --            --
              --               --               --              --              --            --
              --               --               --              --              --            --
-------------------------------------------------------------------------------------------------
              --               --               --              --              --            --
-------------------------------------------------------------------------------------------------

              --               --               --              --              --            --
              --               --               --              38              34            36
              --               --               --              --              --            --
-------------------------------------------------------------------------------------------------
              --               --               --              38              34            36
-------------------------------------------------------------------------------------------------
    (139,028,276)    (284,033,256)     268,552,369     157,052,347     346,508,420    54,008,214
-------------------------------------------------------------------------------------------------

---------------------------------------  ---------------------------------------

Goldman Sachs Trust--Institutional Liquid Assets Portfolios
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
December 31, 1999
--------------------------------------------------------------------------------
10. Summary of Unit/Share Transactions (at $1.00 per unit/share) (continued)

 Unit/share activity for the year ended December 31, 1998 is as follows:

                                  Prime           Money
                               Obligations        Market        Government
                                Portfolio       Portfolio       Portfolio
-----------------------------------------------------------------------------
  ILA units:
  Units sold                   6,177,432,624   7,328,543,666   2,248,582,578
  Reinvestment of dividends
   and distributions              33,879,763      50,879,300      11,318,661
  Units repurchased           (6,240,532,870) (6,835,202,589) (2,337,115,041)
                              ----------------------------------------------
                                 (29,220,483)    544,220,377     (77,213,802)
  ---------------------------------------------------------------------------
  ILA Administration units:
  Units sold                     406,909,760   3,620,680,668      27,916,421
  Reinvestment of dividends
   and distributions               1,717,460      15,903,189         267,130
  Units repurchased             (397,939,174) (3,629,736,620)    (30,683,670)
                              ----------------------------------------------
                                  10,688,046       6,847,237      (2,500,119)
  ---------------------------------------------------------------------------
  ILA Service units:
  Units sold                   1,818,720,552     152,171,059     316,716,890
  Reinvestment of dividends
   and distributions               3,921,578         346,424       3,946,493
  Units repurchased           (1,781,652,723)   (140,684,546)   (298,729,831)
                              ----------------------------------------------
                                  40,989,407      11,832,937      21,933,552
  ---------------------------------------------------------------------------
  ILA Class B units:
  Units sold                      29,480,688              --              --
  Reinvestment of dividends
   and distributions                 179,458              --              --
  Units repurchased              (16,822,007)             --              --
                              ----------------------------------------------
                                  12,838,139              --              --
  ---------------------------------------------------------------------------
  ILA Class C units:
  Units sold                     110,368,103              --              --
  Reinvestment of dividends
   and distributions                  85,079              --              --
  Units repurchased             (105,535,726)             --              --
                              ----------------------------------------------
                                   4,917,456              --              --
  ---------------------------------------------------------------------------
  Cash Management shares:(a)
  Shares sold                          1,501           1,501           1,501
  Reinvestment of dividends
   and distributions                      42              42              40
  Shares repurchased                      --              --              --
                              ----------------------------------------------
                                       1,543           1,543           1,541
  ---------------------------------------------------------------------------
  Net increase (decrease) in
   units/shares                   40,214,108     562,902,094     (57,778,828)
  ---------------------------------------------------------------------------

(a) Cash Management shares activity commenced May 1, 1998.

---------------------------------------  ---------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Treasury         Treasury                        Tax-Exempt       Tax-Exempt     Tax-Exempt
   Obligations      Instruments        Federal        Diversified      California      New York
    Portfolio        Portfolio        Portfolio        Portfolio       Portfolio      Portfolio
--------------------------------------------------------------------------------------------------
   4,007,287,255    1,803,189,385   11,530,501,990   10,877,493,043   3,322,147,594   649,511,937
      16,031,743       13,367,625       98,365,419       46,502,366      17,860,780     3,220,163
  (3,879,141,368)  (1,805,323,856) (11,053,721,006) (10,841,198,835) (3,346,494,972) (633,071,531)
--------------------------------------------------------------------------------------------------
     144,177,630       11,233,154      575,146,403       82,796,574      (6,486,598)   19,660,569
--------------------------------------------------------------------------------------------------
     734,426,070      445,049,864    3,555,390,187      119,262,415      16,409,041   297,995,181
         560,922          997,460       15,683,011           98,573              --       665,491
    (778,684,770)    (413,030,451)  (3,592,776,813)    (120,818,081)    (16,257,163) (309,073,784)
--------------------------------------------------------------------------------------------------
     (43,697,778)      33,016,873      (21,703,615)      (1,457,093)        151,878   (10,413,112)
--------------------------------------------------------------------------------------------------
     672,512,357      964,026,068      273,279,701       85,559,282              --            --
         732,490           50,167          195,188          623,293              37            40
    (741,949,229)    (885,346,553)    (254,021,260)     (78,845,791)             --            --
--------------------------------------------------------------------------------------------------
     (68,704,382)      78,729,682       19,453,629        7,336,784              37            40
--------------------------------------------------------------------------------------------------
              --               --               --               --              --            --
              --               --               --               --              --            --
              --               --               --               --              --            --
--------------------------------------------------------------------------------------------------
              --               --               --               --              --            --
--------------------------------------------------------------------------------------------------
              --               --               --               --              --            --
              --               --               --               --              --            --
              --               --               --               --              --            --
--------------------------------------------------------------------------------------------------
              --               --               --               --              --            --
--------------------------------------------------------------------------------------------------
              --               --               --            1,501           1,501         1,501
              --               --               --               23              20            22
              --               --               --               --              --            --
--------------------------------------------------------------------------------------------------
              --               --               --            1,524           1,521         1,523
--------------------------------------------------------------------------------------------------
      31,775,470      122,979,709      572,896,417       88,677,789      (6,333,162)    9,249,020
--------------------------------------------------------------------------------------------------

---------------------------------------  ---------------------------------------

Goldman Sachs Trust--Institutional Liquid Assets Portfolios
-------------------------------------------------------------------------------
Financial Highlights
Selected Data for a Unit/Share Outstanding Throughout Each Period
Prime Obligations Portfolio
-------------------------------------------------------------------------------

                                                                             Net                  Ratio of net
                  Net asset                          Net asset            assets at  Ratio of net  investment
                  value at     Net     Distributions value at               end of   expenses to   income to
                  beginning investment   to unit/       end      Total      period   average net  average net
                  of period income(a)  shareholders  of period return(b)  (in 000's)    assets       assets
                      ----------------------------------------------------------------------------------------
For the Years Ended December 31,
--------------------------------
1999-ILA units..    $1.00     $0.05       $(0.05)      $1.00     4.90%    $1,095,109     0.43%        4.79%
1999-ILA
Administration
units...........     1.00      0.05        (0.05)       1.00     4.74         40,850     0.58         4.65
1999-ILA Service
units...........     1.00      0.04        (0.04)       1.00     4.48         92,975     0.83         4.33
1999-ILA B
units...........     1.00      0.04        (0.04)       1.00     3.86         19,444     1.43         3.83
1999-ILA C
units...........     1.00      0.04        (0.04)       1.00     3.86          7,436     1.43         3.76
1999-Cash
Management
shares..........     1.00      0.04        (0.04)       1.00     4.30              1     1.00         4.44
--------------------------------------------------------------------------------------------------------------
1998-ILA units..     1.00      0.05        (0.05)       1.00     5.32        837,185     0.43         5.19
1998-ILA
Administration
units...........     1.00      0.05        (0.05)       1.00     5.16         38,836     0.58         5.05
1998-ILA Service
units...........     1.00      0.05        (0.05)       1.00     4.90        119,309     0.83         4.79
1998-ILA B
units...........     1.00      0.04        (0.04)       1.00     4.27         14,412     1.43         4.07
1998-ILA C
units...........     1.00      0.04        (0.04)       1.00     4.27          6,814     1.43         4.13
1998-Cash
Management
shares
(commenced
May 1)..........     1.00      0.03        (0.03)       1.00     4.69(c)           2     0.93(c)      4.81(c)
--------------------------------------------------------------------------------------------------------------
1997-ILA units..     1.00      0.05        (0.05)       1.00     5.38        866,445     0.42         5.24
1997-ILA
Administration
units...........     1.00      0.05        (0.05)       1.00     5.22         28,110     0.57         5.11
1997-ILA Service
units...........     1.00      0.05        (0.05)       1.00     4.96         78,316     0.82         4.85
1997-ILA B
units...........     1.00      0.04        (0.04)       1.00     4.33          1,574     1.42         4.33
1997-ILA C units
(commenced
August 15)......     1.00      0.04        (0.04)       1.00     4.41(c)       1,897     1.42(c)      4.39(c)
--------------------------------------------------------------------------------------------------------------
1996-ILA units..     1.00      0.05        (0.05)       1.00     5.22      1,154,787     0.41         5.11
1996-ILA
Administration
units...........     1.00      0.05        (0.05)       1.00     5.06         23,738     0.56         4.97
1996-ILA Service
units...........     1.00      0.05        (0.05)       1.00     4.80         84,707     0.81         4.74
1996-ILA B units
(commenced
May 8)..........     1.00      0.03        (0.03)       1.00     3.97(c)         346     1.41(c)      4.09(c)
--------------------------------------------------------------------------------------------------------------
1995-ILA units..     1.00      0.06        (0.06)       1.00     5.79      1,261,251     0.41         5.66
1995-ILA
Administration
units...........     1.00      0.06        (0.06)       1.00     5.63         63,018     0.56         5.51
1995-ILA Service
units...........     1.00      0.05        (0.05)       1.00     5.37        227,233     0.81         5.22
                     Ratios assuming no
                   waiver of fees and no
                    expense limitations
                  ------------------------
                              Ratio of net
                   Ratio of    investment
                  expenses to  income to
                  average net average net
                    assets       assets
                      ----------------------------------------------------------------------------------------
For the Years Ended December 31,
--------------------------------
1999-ILA units..     0.43%        4.79%
1999-ILA
Administration
units...........     0.58         4.65
1999-ILA Service
units...........     0.83         4.33
1999-ILA B
units...........     1.43         3.83
1999-ILA C
units...........     1.43         3.76
1999-Cash
Management
shares..........     1.43         4.01
--------------------------------------------------------------------------------------------------------------
1998-ILA units..     0.43         5.19
1998-ILA
Administration
units...........     0.58         5.05
1998-ILA Service
units...........     0.83         4.79
1998-ILA B
units...........     1.43         4.07
1998-ILA C
units...........     1.43         4.13
1998-Cash
Management
shares
(commenced
May 1)..........     1.43(c)      4.31(c)
--------------------------------------------------------------------------------------------------------------
1997-ILA units..     0.43         5.23
1997-ILA
Administration
units...........     0.58         5.10
1997-ILA Service
units...........     0.83         4.84
1997-ILA B
units...........     1.43         4.32
1997-ILA C units
(commenced
August 15)......     1.43(c)      4.38(c)
--------------------------------------------------------------------------------------------------------------
1996-ILA units..     0.43         5.09
1996-ILA
Administration
units...........     0.58         4.95
1996-ILA Service
units...........     0.83         4.72
1996-ILA B units
(commenced
May 8)..........     1.43(c)      4.07(c)
--------------------------------------------------------------------------------------------------------------
1995-ILA units..     0.43         5.64
1995-ILA
Administration
units...........     0.58         5.49
1995-ILA Service
units...........     0.83         5.20

----
(a) Calculated based on the average units outstanding methodology.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c) Annualized.
-------------------------------------------------------------------------------

Goldman Sachs Trust--Institutional Liquid Assets Portfolios
-------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Unit/Share Outstanding Throughout Each Period
Money Market Portfolio
-------------------------------------------------------------------------------

                                                                                Net                  Ratio of net
                     Net asset                          Net asset            assets at  Ratio of net  investment
                     value at     Net     Distributions value at                end     expenses to   income to
                     beginning investment   to unit/       end      Total    of period  average net  average net
                     of period income(a)  shareholders  of period return(b)  (in 000's)    assets       assets
                      -------------------------------------------------------------------------------------------
For the Years Ended December 31,
--------------------------------
1999-ILA units..       $1.00     $0.05       $(0.05)      $1.00     4.92%    $1,346,765     0.41%        4.80%
1999-ILA
Administration
units...........        1.00      0.05        (0.05)       1.00     4.76          6,961     0.56         4.64
1999-ILA Service
units...........        1.00      0.04        (0.04)       1.00     4.50        383,932     0.81         4.42
1999-Cash
Management
shares..........        1.00      0.04        (0.04)       1.00     4.32              2     0.98         4.37
-----------------------------------------------------------------------------------------------------------------
1998-ILA units..        1.00      0.05        (0.05)       1.00     5.33      1,350,317     0.40         5.17
1998-ILA
Administration
units...........        1.00      0.05        (0.05)       1.00     5.17        314,327     0.55         5.04
1998-ILA Service
units...........        1.00      0.05        (0.05)       1.00     4.91         32,349     0.80         4.79
1998-Cash
Management
shares
(commenced May 1)..     1.00      0.03        (0.03)       1.00     4.69(c)           2     0.90(c)      4.80(c)
-----------------------------------------------------------------------------------------------------------------
1997-ILA units..        1.00      0.05        (0.05)       1.00     5.43        806,096     0.37         5.31
1997-ILA
Administration
units...........        1.00      0.05        (0.05)       1.00     5.28        307,480     0.52         5.15
1997-ILA Service
units...........        1.00      0.05        (0.05)       1.00     5.01         20,517     0.77         4.90
-----------------------------------------------------------------------------------------------------------------
1996-ILA units..        1.00      0.05        (0.05)       1.00     5.27        703,097     0.36         5.15
1996-ILA
Administration
units...........        1.00      0.05        (0.05)       1.00     5.12        257,258     0.51         5.00
1996-ILA Service
units...........        1.00      0.05        (0.05)       1.00     4.86         28,845     0.76         4.75
-----------------------------------------------------------------------------------------------------------------
1995-ILA units..        1.00      0.06        (0.06)       1.00     5.85        574,155     0.36         5.71
1995-ILA
Administration
units...........        1.00      0.06        (0.06)       1.00     5.69        164,422     0.51         5.55
1995-ILA Service
units...........        1.00      0.05        (0.05)       1.00     5.43         23,080     0.76         5.29
                        Ratios assuming no
                      waiver of fees and no
                       expense limitations
                     ------------------------
                                 Ratio of net
                      Ratio of    investment
                     expenses to  income to
                     average net average net
                       assets       assets
                      -------------------------------------------------------------------------------------------
For the Years Ended December 31,
--------------------------------
1999-ILA units..        0.41%        4.80%
1999-ILA
Administration
units...........        0.56         4.64
1999-ILA Service
units...........        0.81         4.42
1999-Cash
Management
shares..........        1.41         3.94
-----------------------------------------------------------------------------------------------------------------
1998-ILA units..        0.43         5.14
1998-ILA
Administration
units...........        0.58         5.01
1998-ILA Service
units...........        0.83         4.76
1998-Cash
Management
shares
(commenced May 1)..     1.43(c)      4.27(c)
-----------------------------------------------------------------------------------------------------------------
1997-ILA units..        0.42         5.26
1997-ILA
Administration
units...........        0.57         5.10
1997-ILA Service
units...........        0.82         4.85
-----------------------------------------------------------------------------------------------------------------
1996-ILA units..        0.43         5.08
1996-ILA
Administration
units...........        0.58         4.93
1996-ILA Service
units...........        0.83         4.68
-----------------------------------------------------------------------------------------------------------------
1995-ILA units..        0.42         5.65
1995-ILA
Administration
units...........        0.57         5.49
1995-ILA Service
units...........        0.82         5.23

----
(a) Calculated based on the average units outstanding methodology.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c) Annualized.
-------------------------------------------------------------------------------

Goldman Sachs Trust--Institutional Liquid Assets Portfolios
-------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Unit/Share Outstanding Throughout Each Period
Government Portfolio
-------------------------------------------------------------------------------

                                                                             Net                  Ratio of net
                  Net asset                          Net asset            assets at  Ratio of net  investment
                  value at     Net     Distributions value at                end     expenses to   income to
                  beginning investment   to unit/       end      Total    of period  average net  average net
                  of period income(a)  shareholders  of period return(b)  (in 000's)    assets       assets
                      ----------------------------------------------------------------------------------------
For the Years Ended December 31,
--------------------------------
1999-ILA units..    $1.00     $0.05       $(0.05)      $1.00     4.77%     $205,244      0.43%        4.64%
1999-ILA
Administration
units...........     1.00      0.05        (0.05)       1.00     4.61         3,265      0.58         4.42
1999-ILA Service
units...........     1.00      0.04        (0.04)       1.00     4.35        79,847      0.83         4.24
1999-Cash
Management
shares..........     1.00      0.04        (0.04)       1.00     4.18           153      1.00         4.68
--------------------------------------------------------------------------------------------------------------
1998-ILA units..     1.00      0.05        (0.05)       1.00     5.21       383,243      0.43         5.09
1998-ILA
Administration
units...........     1.00      0.05        (0.05)       1.00     5.05         7,692      0.58         4.94
1998-ILA Service
units...........     1.00      0.05        (0.05)       1.00     4.79       105,732      0.83         4.67
1998-Cash
Management
shares
(commenced May
1)..............     1.00      0.03        (0.03)       1.00     4.57(c)          2      0.93(c)      4.60(c)
--------------------------------------------------------------------------------------------------------------
1997-ILA units..     1.00      0.05        (0.05)       1.00     5.31       460,457      0.42         5.16
1997-ILA
Administration
units...........     1.00      0.05        (0.05)       1.00     5.15        10,192      0.57         4.98
1997-ILA Service
units...........     1.00      0.05        (0.05)       1.00     4.89        83,799      0.82         4.78
--------------------------------------------------------------------------------------------------------------
1996-ILA units..     1.00      0.05        (0.05)       1.00     5.15       694,651      0.41         5.04
1996-ILA
Administration
units...........     1.00      0.05        (0.05)       1.00     4.99        36,055      0.56         4.89
1996-ILA Service
units...........     1.00      0.05        (0.05)       1.00     4.73        94,228      0.81         4.63
--------------------------------------------------------------------------------------------------------------
1995-ILA units..     1.00      0.06        (0.06)       1.00     5.77       570,469      0.41         5.62
1995-ILA
Administration
units...........     1.00      0.05        (0.05)       1.00     5.62        47,558      0.56         5.49
1995-ILA Service
units...........     1.00      0.05        (0.05)       1.00     5.35        85,401      0.81         5.19
                     Ratios assuming no
                    waiver of fees and no
                     expense limitations
                  -------------------------
                               Ratio of net
                   Ratio of     investment
                  expenses  to  income to
                  average net  average net
                     assets       assets
                      ----------------------------------------------------------------------------------------
For the Years Ended December 31,
--------------------------------
1999-ILA units..      0.45%        4.62%
1999-ILA
Administration
units...........      0.60         4.40
1999-ILA Service
units...........      0.85         4.22
1999-Cash
Management
shares..........      1.45         4.23
--------------------------------------------------------------------------------------------------------------
1998-ILA units..      0.45         5.07
1998-ILA
Administration
units...........      0.60         4.92
1998-ILA Service
units...........      0.85         4.65
1998-Cash
Management
shares
(commenced May
1)..............      1.45(c)      4.08(c)
--------------------------------------------------------------------------------------------------------------
1997-ILA units..      0.42         5.16
1997-ILA
Administration
units...........      0.57         4.98
1997-ILA Service
units...........      0.82         4.78
--------------------------------------------------------------------------------------------------------------
1996-ILA units..      0.44         5.01
1996-ILA
Administration
units...........      0.59         4.86
1996-ILA Service
units...........      0.84         4.60
--------------------------------------------------------------------------------------------------------------
1995-ILA units..      0.43         5.60
1995-ILA
Administration
units...........      0.58         5.47
1995-ILA Service
units...........      0.83         5.17

----
(a) Calculated based on the average units outstanding methodology.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c) Annualized.
-------------------------------------------------------------------------------

Goldman Sachs Trust--Institutional Liquid Assets Portfolios
-------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Unit Outstanding Throughout Each Period
Treasury Obligations Portfolio
-------------------------------------------------------------------------------

                                                                            Net                  Ratio of net
                  Net asset                          Net asset           assets at  Ratio of net  investment
                  value at     Net     Distributions value at               end     expenses to   income to
                  beginning investment      to          end      Total   of period  average net  average net
                  of period income(a)   unitholders  of period return(b) (in 000's)    assets       assets
                      ---------------------------------------------------------------------------------------
For the Years Ended December 31,
--------------------------------
1999-ILA units..    $1.00     $0.05       $(0.05)      $1.00     4.63%    $404,299      0.42%        4.50%
1999-ILA
Administration
units...........     1.00      0.04        (0.04)       1.00     4.48       42,334      0.57         4.35
1999-ILA Service
units...........     1.00      0.04        (0.04)       1.00     4.22      264,787      0.82         4.19
-------------------------------------------------------------------------------------------------------------
1998-ILA units..     1.00      0.05        (0.05)       1.00     5.15      734,553      0.42         4.96
1998-ILA
Administration
units...........     1.00      0.05        (0.05)       1.00     4.99       80,464      0.57         4.88
1998-ILA Service
units...........     1.00      0.05        (0.05)       1.00     4.73       35,432      0.82         4.67
-------------------------------------------------------------------------------------------------------------
1997-ILA units..     1.00      0.05        (0.05)       1.00     5.26      590,381      0.42         5.12
1997-ILA
Administration
units...........     1.00      0.05        (0.05)       1.00     5.10      124,159      0.57         4.99
1997-ILA Service
units...........     1.00      0.05        (0.05)       1.00     4.84      104,133      0.82         4.73
-------------------------------------------------------------------------------------------------------------
1996-ILA units..     1.00      0.05        (0.05)       1.00     5.11      574,734      0.41         4.98
1996-ILA
Administration
units...........     1.00      0.05        (0.05)       1.00     4.95      108,850      0.56         4.83
1996-ILA Service
units...........     1.00      0.05        (0.05)       1.00     4.69      123,483      0.81         4.59
-------------------------------------------------------------------------------------------------------------
1995-ILA units..     1.00      0.06        (0.06)       1.00     5.73      711,209      0.41         5.51
1995-ILA
Administration
units...........     1.00      0.05        (0.05)       1.00     5.57       92,643      0.56         5.37
1995-ILA Service
units...........     1.00      0.05        (0.05)       1.00     5.31      119,692      0.81         5.11
                     Ratios assuming no
                    waiver of fees and no
                     expense limitations
                  -------------------------
                               Ratio of net
                   Ratio of     investment
                  expenses  to  income to
                  average net  average net
                     assets       assets
                      ---------------------------------------------------------------------------------------
For the Years Ended December 31,
--------------------------------
1999-ILA units..      0.42%        4.50%
1999-ILA
Administration
units...........      0.57         4.35
1999-ILA Service
units...........      0.82         4.19
-------------------------------------------------------------------------------------------------------------
1998-ILA units..      0.43         4.95
1998-ILA
Administration
units...........      0.58         4.87
1998-ILA Service
units...........      0.83         4.66
-------------------------------------------------------------------------------------------------------------
1997-ILA units..      0.42         5.12
1997-ILA
Administration
units...........      0.57         4.99
1997-ILA Service
units...........      0.82         4.73
-------------------------------------------------------------------------------------------------------------
1996-ILA units..      0.43         4.96
1996-ILA
Administration
units...........      0.58         4.81
1996-ILA Service
units...........      0.83         4.57
-------------------------------------------------------------------------------------------------------------
1995-ILA units..      0.43         5.49
1995-ILA
Administration
units...........      0.58         5.35
1995-ILA Service
units...........      0.83         5.09

----
(a) Calculated based on the average units outstanding methodology.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
-------------------------------------------------------------------------------

Goldman Sachs Trust--Institutional Liquid Assets Portfolios
-------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Unit Outstanding Throughout Each Period
Treasury Instruments Portfolio
-------------------------------------------------------------------------------

                                                                            Net                  Ratio of net
                  Net asset                          Net asset           assets at  Ratio of net  investment
                  value at     Net     Distributions value at               end     expenses to   income to
                  beginning investment      to          end      Total   of period  average net  average net
                  of period income(a)   unitholders  of period return(b) (in 000's)    assets       assets
                      ---------------------------------------------------------------------------------------
For the Years
Ended December
31,
--------------
1999-ILA units..    $1.00     $0.04       $(0.04)      $1.00     4.38%    $224,609      0.43%        4.29%
1999-ILA
Administration
units...........     1.00      0.04        (0.04)       1.00     4.22       32,162      0.58         4.09
1999-ILA Service
units...........     1.00      0.04        (0.04)       1.00     3.96      306,483      0.83         3.90
-------------------------------------------------------------------------------------------------------------
1998-ILA units..     1.00      0.05        (0.05)       1.00     4.96      341,476      0.30         4.83
1998-ILA
Administration
units...........     1.00      0.05        (0.05)       1.00     4.80      131,685      0.45         4.68
1998-ILA Service
units...........     1.00      0.04        (0.04)       1.00     4.54      374,128      0.70         4.43
-------------------------------------------------------------------------------------------------------------
1997-ILA units..     1.00      0.05        (0.05)       1.00     5.17      330,241      0.22         5.02
1997-ILA
Administration
units...........     1.00      0.05        (0.05)       1.00     5.01       98,667      0.37         4.88
1997-ILA Service
units...........     1.00      0.05        (0.05)       1.00     4.75      295,404      0.62         4.63
-------------------------------------------------------------------------------------------------------------
1996-ILA units..     1.00      0.05        (0.05)       1.00     5.10      708,999      0.21         4.96
1996-ILA
Administration
units...........     1.00      0.05        (0.05)       1.00     4.95      137,706      0.36         4.82
1996-ILA Service
units...........     1.00      0.05        (0.05)       1.00     4.68      383,901      0.61         4.56
-------------------------------------------------------------------------------------------------------------
1995-ILA units..     1.00      0.06        (0.06)       1.00     5.70      586,294      0.21         5.50
1995-ILA
Administration
units...........     1.00      0.05        (0.05)       1.00     5.54       68,713      0.36         5.34
1995-ILA Service
units...........     1.00      0.05        (0.05)       1.00     5.28      123,254      0.61         5.00
                     Ratios assuming no
                    waiver of fees and no
                     expense limitations
                  -------------------------
                               Ratio of net
                   Ratio of     investment
                  expenses  to  income to
                  average net  average net
                     assets       assets
                      ---------------------------------------------------------------------------------------
For the Years
Ended December
31,
--------------
1999-ILA units..      0.43%        4.29%
1999-ILA
Administration
units...........      0.58         4.09
1999-ILA Service
units...........      0.83         3.90
-------------------------------------------------------------------------------------------------------------
1998-ILA units..      0.43         4.70
1998-ILA
Administration
units...........      0.58         4.55
1998-ILA Service
units...........      0.83         4.30
-------------------------------------------------------------------------------------------------------------
1997-ILA units..      0.42         4.82
1997-ILA
Administration
units...........      0.57         4.68
1997-ILA Service
units...........      0.82         4.43
-------------------------------------------------------------------------------------------------------------
1996-ILA units..      0.43         4.74
1996-ILA
Administration
units...........      0.58         4.60
1996-ILA Service
units...........      0.83         4.34
-------------------------------------------------------------------------------------------------------------
1995-ILA units..      0.44         5.27
1995-ILA
Administration
units...........      0.59         5.11
1995-ILA Service
units...........      0.84         4.77

----
(a) Calculated based on the average units outstanding methodology.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
-------------------------------------------------------------------------------

Goldman Sachs Trust--Institutional Liquid Assets Portfolios
-------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Unit Outstanding Throughout Each Period
Federal Portfolio
-------------------------------------------------------------------------------

                                                                            Net                  Ratio of net
                  Net asset                          Net asset           assets at  Ratio of net  investment
                  value at     Net     Distributions value at               end     expenses to   income to
                  beginning investment      to          end      Total   of period  average net  average net
                  of period income(a)   unitholders  of period return(b) (in 000's)    assets       assets
                      ---------------------------------------------------------------------------------------
For the Years Ended December 31,
--------------------------------
1999-ILA units..    $1.00     $0.05       $(0.05)      $1.00     4.81%   $3,171,330     0.41%        4.72%
1999-ILA
Administration
units...........     1.00      0.05        (0.05)       1.00     4.66           836     0.56         4.46
1999-ILA Service
units...........     1.00      0.04        (0.04)       1.00     4.39       284,382     0.81         4.30
-------------------------------------------------------------------------------------------------------------
1998-ILA units..     1.00      0.05        (0.05)       1.00     5.25     2,625,705     0.34         5.10
1998-ILA
Administration
units...........     1.00      0.05        (0.05)       1.00     5.09       508,297     0.49         4.97
1998-ILA Service
units...........     1.00      0.05        (0.05)       1.00     4.83        53,994     0.74         4.71
-------------------------------------------------------------------------------------------------------------
1997-ILA units..     1.00      0.05        (0.05)       1.00     5.40     2,050,559     0.27         5.26
1997-ILA
Administration
units...........     1.00      0.05        (0.05)       1.00     5.24       530,001     0.42         5.11
1997-ILA Service
units...........     1.00      0.05        (0.05)       1.00     4.98        34,540     0.67         4.83
-------------------------------------------------------------------------------------------------------------
1996-ILA units..     1.00      0.05        (0.05)       1.00     5.24     2,303,677     0.26         5.13
1996-ILA
Administration
units...........     1.00      0.05        (0.05)       1.00     5.09       794,537     0.41         4.98
1996-ILA Service
units...........     1.00      0.05        (0.05)       1.00     4.83       192,416     0.66         4.73
-------------------------------------------------------------------------------------------------------------
1995-ILA units..     1.00      0.06        (0.06)       1.00     5.83     1,731,935     0.26         5.69
1995-ILA
Administration
units...........     1.00      0.06        (0.06)       1.00     5.67       516,917     0.41         5.50
1995-ILA Service
units...........     1.00      0.05        (0.05)       1.00     5.41       102,576     0.66         5.22
                     Ratios assuming no
                    waiver of fees and no
                     expense limitations
                  -------------------------
                               Ratio of net
                   Ratio of     investment
                  expenses  to  income to
                  average net  average net
                     assets       assets
                      ---------------------------------------------------------------------------------------
For the Years Ended December 31,
--------------------------------
1999-ILA units..      0.41%        4.72%
1999-ILA
Administration
units...........      0.56         4.46
1999-ILA Service
units...........      0.81         4.30
-------------------------------------------------------------------------------------------------------------
1998-ILA units..      0.42         5.02
1998-ILA
Administration
units...........      0.57         4.89
1998-ILA Service
units...........      0.82         4.63
-------------------------------------------------------------------------------------------------------------
1997-ILA units..      0.41         5.12
1997-ILA
Administration
units...........      0.56         4.97
1997-ILA Service
units...........      0.81         4.69
-------------------------------------------------------------------------------------------------------------
1996-ILA units..      0.43         4.96
1996-ILA
Administration
units...........      0.58         4.81
1996-ILA Service
units...........      0.83         4.56
-------------------------------------------------------------------------------------------------------------
1995-ILA units..      0.42         5.53
1995-ILA
Administration
units...........      0.57         5.34
1995-ILA Service
units...........      0.82         5.06

----
(a) Calculated based on the average units outstanding methodology.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
-------------------------------------------------------------------------------

Goldman Sachs Trust--Institutional Liquid Assets Portfolios
-------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Unit/Share Outstanding Throughout Each Period
Tax-Exempt Diversified Portfolio
-------------------------------------------------------------------------------

                                                                             Net                  Ratio of net
                  Net asset                          Net asset            assets at  Ratio of net  investment
                  value at     Net     Distributions value at               end of   expenses to   income to
                  beginning investment   to unit/       end      Total      period   average net  average net
                  of period income(a)  shareholders  of period return(b)  (in 000's)    assets       assets
                      ----------------------------------------------------------------------------------------
For the Years Ended December 31,
--------------------------------
1999-ILA units..    $1.00     $0.03       $(0.03)      $1.00     2.89%    $1,734,623     0.42%        2.85%
1999-ILA
Administration
units...........     1.00      0.03        (0.03)       1.00     2.73         28,084     0.57         2.66
1999-ILA Service
units...........     1.00      0.02        (0.02)       1.00     2.48         20,991     0.82         2.41
1999-Cash
Management
shares..........     1.00      0.02        (0.02)       1.00     2.30              2     0.99         2.51
--------------------------------------------------------------------------------------------------------------
1998-ILA units..     1.00      0.03        (0.03)       1.00     3.17      1,562,285     0.35         3.12
1998-ILA
Administration
units...........     1.00      0.03        (0.03)       1.00     3.02         26,509     0.50         2.98
1998-ILA Service
units...........     1.00      0.03        (0.03)       1.00     2.76         37,850     0.75         2.72
1998-Cash
Management
shares
(commenced May
1)..............     1.00      0.02        (0.02)       1.00     2.61(c)           2     0.85(c)      2.66(c)
--------------------------------------------------------------------------------------------------------------
1997-ILA units..     1.00      0.03        (0.03)       1.00     3.39      1,479,486     0.32         3.33
1997-ILA
Administration
units...........     1.00      0.03        (0.03)       1.00     3.23         27,967     0.47         3.16
1997-ILA Service
units...........     1.00      0.03        (0.03)       1.00     2.97         30,513     0.72         2.97
--------------------------------------------------------------------------------------------------------------
1996-ILA units..     1.00      0.03        (0.03)       1.00     3.25      1,514,443     0.31         3.20
1996-ILA
Administration
units...........     1.00      0.03        (0.03)       1.00     3.09         59,097     0.46         3.06
1996-ILA Service
units...........     1.00      0.03        (0.03)       1.00     2.84         28,921     0.71         2.79
--------------------------------------------------------------------------------------------------------------
1995-ILA units..     1.00      0.04        (0.04)       1.00     3.72      1,342,585     0.31         3.65
1995-ILA
Administration
units...........     1.00      0.04        (0.04)       1.00     3.57         48,773     0.46         3.51
1995-ILA Service
units...........     1.00      0.03        (0.03)       1.00     3.31         49,647     0.71         3.24
                     Ratios assuming no
                   waiver of fees and no
                    expense limitations
                  ------------------------
                              Ratio of net
                   Ratio of    investment
                  expenses to  income to
                  average net average net
                    assets       assets
                      ----------------------------------------------------------------------------------------
For the Years Ended December 31,
--------------------------------
1999-ILA units..     0.42%        2.85%
1999-ILA
Administration
units...........     0.57         2.66
1999-ILA Service
units...........     0.82         2.41
1999-Cash
Management
shares..........     1.42         2.08
--------------------------------------------------------------------------------------------------------------
1998-ILA units..     0.41         3.06
1998-ILA
Administration
units...........     0.56         2.92
1998-ILA Service
units...........     0.81         2.66
1998-Cash
Management
shares
(commenced May
1)..............     1.41(c)      2.10(c)
--------------------------------------------------------------------------------------------------------------
1997-ILA units..     0.41         3.24
1997-ILA
Administration
units...........     0.56         3.07
1997-ILA Service
units...........     0.81         2.88
--------------------------------------------------------------------------------------------------------------
1996-ILA units..     0.41         3.10
1996-ILA
Administration
units...........     0.56         2.96
1996-ILA Service
units...........     0.81         2.69
--------------------------------------------------------------------------------------------------------------
1995-ILA units..     0.42         3.54
1995-ILA
Administration
units...........     0.57         3.40
1995-ILA Service
units...........     0.82         3.13

----
(a) Calculated based on the average units outstanding methodology.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
-------------------------------------------------------------------------------

Goldman Sachs Trust--Institutional Liquid Assets Portfolios
-------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Unit/Share Outstanding Throughout Each Period
Tax-Exempt California Portfolio
-------------------------------------------------------------------------------

                                                                            Net                  Ratio of net
                  Net asset                         Net asset            assets at  Ratio of net  investment
                  value at     Net     Distribution value at               end of   expenses to   income to
                  beginning investment   to unit/      end      Total      period   average net  average net
                  of period income(a)  shareholders of period return(b)  (in 000's)    assets       assets
                      ---------------------------------------------------------------------------------------
For the Years Ended December 31,
--------------------------------
1999-ILA units..    $1.00     $0.03       $(0.03)     $1.00     2.60%     $895,469      0.42%        2.58%
1999-ILA
Administration
units...........     1.00      0.02        (0.02)      1.00     2.45         8,910      0.57         2.38
1999-ILA Service
units...........     1.00      0.02        (0.02)      1.00     2.19        27,229      0.82         2.39
1999-Cash
Management
shares..........     1.00      0.02        (0.02)      1.00     2.02             1      0.99         2.15
-------------------------------------------------------------------------------------------------------------
1998-ILA units..     1.00      0.03        (0.03)      1.00     2.84       584,615      0.41         2.79
1998-ILA
Administration
units...........     1.00      0.03        (0.03)      1.00     2.68           512      0.56         2.84
1998-ILA Service
units...........     1.00      0.02        (0.02)      1.00     2.43             2      0.81         2.48
1998-Cash
Management
shares
(commenced May
1)..............     1.00      0.02        (0.02)      1.00     2.25(c)          2      0.91(c)      2.37(c)
-------------------------------------------------------------------------------------------------------------
1997-ILA units..     1.00      0.03        (0.03)      1.00     3.15       591,003      0.42         3.10
1997-ILA
Administration
units...........     1.00      0.03        (0.03)      1.00     3.00           360      0.57         2.98
1997-ILA Service
units (Re-
commenced
September 1)....     1.00      0.01        (0.01)      1.00     2.87(c)          2      0.82(c)      2.90(c)
-------------------------------------------------------------------------------------------------------------
1996-ILA units..     1.00      0.03        (0.03)      1.00     3.03       440,476      0.41         2.99
1996-ILA
Administration
units...........     1.00      0.03        (0.03)      1.00     2.88           142      0.56         2.84
-------------------------------------------------------------------------------------------------------------
1995-ILA units..     1.00      0.03        (0.03)      1.00     3.55       346,728      0.41         3.49
1995-ILA
Administration
units...........     1.00      0.03        (0.03)      1.00     3.40            61      0.56         3.32
                     Ratios assuming no
                   waiver of fees and no
                    expense limitations
                  ------------------------
                              Ratio of net
                   Ratio of    investment
                  expenses to  income to
                  average net average net
                    assets       assets
                      ---------------------------------------------------------------------------------------
For the Years Ended December 31,
--------------------------------
1999-ILA units..     0.42%        2.58%
1999-ILA
Administration
units...........     0.57         2.38
1999-ILA Service
units...........     0.82         2.39
1999-Cash
Management
shares..........     1.42         1.72
-------------------------------------------------------------------------------------------------------------
1998-ILA units..     0.41         2.79
1998-ILA
Administration
units...........     0.56         2.84
1998-ILA Service
units...........     0.81         2.48
1998-Cash
Management
shares
(commenced May
1)..............     1.41(c)      1.87(c)
-------------------------------------------------------------------------------------------------------------
1997-ILA units..     0.42         3.10
1997-ILA
Administration
units...........     0.57         2.98
1997-ILA Service
units (Re-
commenced
September 1)....     0.82(c)      2.90(c)
-------------------------------------------------------------------------------------------------------------
1996-ILA units..     0.42         2.98
1996-ILA
Administration
units...........     0.57         2.83
-------------------------------------------------------------------------------------------------------------
1995-ILA units..     0.41         3.49
1995-ILA
Administration
units...........     0.56         3.32

----
(a) Calculated based on the average units outstanding methodology.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c) Annualized.
-------------------------------------------------------------------------------

Goldman Sachs Trust--Institutional Liquid Assets Portfolios
-------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Unit/Share Outstanding Throughout Each Period
Tax-Exempt New York Portfolio
-------------------------------------------------------------------------------

                                                                                             Net                  Ratio of net
                                  Net asset                          Net asset            assets at  Ratio of net  investment
                                  value at     Net     Distributions value at                end     expenses to   income to
                                  beginning investment   to unit/       end      Total    of period  average net  average net
                                  of period income(a)  shareholders  of period return(b)  (in 000's)    assets       assets
                      ----------------------------------------------------------------------------------------------
For the Years Ended December 31,
--------------------------------
1999-ILA units..                    $1.00     $0.03       $(0.03)      $1.00     2.76%     $160,301      0.43%        2.73%
1999-ILA
Administration
units...........                     1.00      0.03        (0.03)       1.00     2.60        37,836      0.58         2.61
1999-ILA Service
units...........                     1.00      0.02        (0.02)       1.00     2.35             2      0.83         2.29
1999-Cash
Management
shares..........                     1.00      0.02        (0.02)       1.00     2.17             2      1.00         2.34
------------------------------------------------------------------------------------------------------------------------------
1998-ILA units..                     1.00      0.03        (0.03)       1.00     3.02       122,550      0.36         2.96
1998-ILA
Administration
units...........                     1.00      0.03        (0.03)       1.00     2.87        21,580      0.51         2.85
1998-ILA Service
units...........                     1.00      0.03        (0.03)       1.00     2.61             2      0.76         2.61
1998-Cash
Management
shares (commenced May 1)..           1.00      0.02        (0.02)       1.00     2.46(c)          1      0.86(c)      2.56(c)
------------------------------------------------------------------------------------------------------------------------------
1997-ILA units..                     1.00      0.03        (0.03)       1.00     3.29       102,887      0.33         3.24
1997-ILA
Administration
units...........                     1.00      0.03        (0.03)       1.00     3.14        31,993      0.48         3.09
1997-ILA Service
units (commenced
September 15)...                     1.00      0.01        (0.01)       1.00     3.02(c)          2      0.73(c)      3.04(c)
------------------------------------------------------------------------------------------------------------------------------
1996-ILA units..                     1.00      0.03        (0.03)       1.00     3.05        70,175      0.32         3.01
1996-ILA
Administration
units...........                     1.00      0.03        (0.03)       1.00     2.90        44,319      0.47         2.88
------------------------------------------------------------------------------------------------------------------------------
1995-ILA units..                     1.00      0.03        (0.03)       1.00     3.51        90,537      0.30         3.44
1995-ILA
Administration
units...........                     1.00      0.03        (0.03)       1.00     3.35        26,724      0.45         3.28
                                     Ratios assuming no
                                   waiver of fees and no
                                    expense limitations
                                  ------------------------
                                              Ratio of net
                                   Ratio of    investment
                                  expenses to  income to
                                  average net average net
                                    assets       assets
                      ----------------------------------------------------------------------------------------------
For the Years Ended December 31,
--------------------------------
1999-ILA units..                     0.44%        2.72%
1999-ILA
Administration
units...........                     0.59         2.60
1999-ILA Service
units...........                     0.84         2.28
1999-Cash
Management
shares..........                     1.44         1.90
------------------------------------------------------------------------------------------------------------------------------
1998-ILA units..                     0.51         2.81
1998-ILA
Administration
units...........                     0.66         2.70
1998-ILA Service
units...........                     0.91         2.46
1998-Cash
Management
shares (commenced May 1)..           1.51(c)      1.91(c)
------------------------------------------------------------------------------------------------------------------------------
1997-ILA units..                     0.43         3.14
1997-ILA
Administration
units...........                     0.58         2.99
1997-ILA Service
units (commenced
September 15)...                     0.83(c)      2.94(c)
------------------------------------------------------------------------------------------------------------------------------
1996-ILA units..                     0.43         2.90
1996-ILA
Administration
units...........                     0.58         2.77
------------------------------------------------------------------------------------------------------------------------------
1995-ILA units..                     0.44         3.30
1995-ILA
Administration
units...........                     0.59         3.14

----
(a) Calculated based on the average units outstanding methodology.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c) Annualized.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Report of Independent Public Accountants
---------------------------------------  ---------------------------------------
To the Unit/Shareholders and Board of Trustees of the Goldman Sachs Trust-- Institutional Liquid Assets Portfolios:

 We have audited the accompanying statements of assets and liabilities of Goldman Sachs Trust--Institutional Liquid Assets (a Delaware Business Trust comprising the Prime Obligations, Money Market, Government, Treasury Obligations, Treasury Instruments, Federal, Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios), including the statements of investments as of December 31, 1999, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An raudit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Goldman Sachs Trust-- Institutional Liquid Assets as of December 31, 1999, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                                             Arthur Andersen LLP

Boston, Massachusetts
February 14, 2000

Statement of Investments
--------------------------------------------------------------------------------
Financial Square Prime Obligations Fund
December 31, 1999
---------------------------------------  ---------------------------------------

 Principal             Interest                    Maturity                       Amortized
   Amount                Rate                        Date                           Cost

----------------------------------------------------------------------------------------------
Commercial Paper and Corporate Obligations--47.1%
Agriculture Services
Cargill, Inc.
$ 70,000,000             5.42%                    01/18/2000                   $    69,820,839
  25,000,000             5.42                     01/25/2000                        24,909,667
Asset Backed
Asset Portfolio Funding Corp.
 100,000,000             5.43                     01/19/2000                        99,728,500
  45,000,000             5.50                     01/20/2000                        44,869,375
  20,000,000             5.50                     01/25/2000                        19,926,667
Blue Ridge Asset Funding
  40,000,000             5.97                     01/18/2000                        39,887,233
  45,870,000             6.15                     01/20/2000                        45,721,114
  36,617,000             6.07                     02/15/2000                        36,339,169
  80,000,000             6.17                     02/22/2000                        79,287,022
Centric Capital Corp.
  35,412,000             6.70                     01/14/2000                        35,326,323
  35,000,000             5.50                     01/31/2000                        34,839,583
  45,450,000             6.05                     01/31/2000                        45,220,856
Corporate Receivables Corp.
  40,000,000             6.27                     01/18/2000                        39,881,567
 100,000,000             5.93                     01/24/2000                        99,621,139
  50,000,000             5.92                     02/23/2000                        49,564,222
CXC, Inc.
  50,000,000             5.92                     01/24/2000                        49,810,889
Dakota Certificates of Standard Credit Card Master Trust
  50,000,000             5.94                     01/24/2000                        49,810,250
Delaware Funding Corp.
  56,000,000             6.15                     02/04/2000                        55,674,733
 100,000,000             5.77                     02/14/2000                        99,294,778
Edison Asset Securitization Corp.
  23,835,000             5.43                     01/18/2000                        23,773,883
  25,000,000             5.97                     02/22/2000                        24,784,417
  50,000,000             5.80                     02/28/2000                        49,532,778
  75,000,000             5.92                     03/07/2000                        74,186,000
  36,529,000             5.85                     04/03/2000                        35,976,955
Enterprise Funding Corp.
  45,699,000             6.11                     01/26/2000                        45,505,097
  70,993,000             5.85                     02/04/2000                        70,600,764
  62,153,000             5.93                     03/01/2000                        61,538,721
Falcon Asset Securitization Corp.
  34,541,000             6.20                     01/20/2000                        34,427,974
  62,520,000             5.85                     02/07/2000                        62,144,099
  46,950,000             5.87                     02/09/2000                        46,651,437
  68,030,000             5.98                     02/14/2000                        67,532,776
  50,000,000             5.94                     02/24/2000                        49,554,500

 Principal             Interest                    Maturity                       Amortized
   Amount                Rate                        Date                           Cost

----------------------------------------------------------------------------------------------
Commercial Paper and Corporate Obligations (continued)
Asset Backed (continued)
Forrestal Funding
$ 36,971,000             5.90%                    01/27/2000                   $    36,813,462
  30,000,000             6.10                     02/04/2000                        29,827,167
  25,000,000             5.77                     02/23/2000                        24,787,632
  42,873,000             5.90                     02/23/2000                        42,500,600
International Securitization Corp.
  50,000,000             5.70                     01/20/2000                        49,849,583
  26,405,000             5.95                     02/03/2000                        26,260,983
  19,463,000             6.07                     02/07/2000                        19,341,578
  50,000,000             5.95                     02/10/2000                        49,669,444
  75,000,000             6.00                     02/25/2000                        74,312,500
Intrepid Funding Notes
 100,000,000             6.60                     01/14/2000                        99,761,667
  75,000,000             5.54                     01/31/2000                        74,653,750
  31,396,000             5.81                     02/09/2000                        31,198,388
  25,771,000             5.86                     02/09/2000                        25,607,397
  25,409,000             5.93                     03/07/2000                        25,132,762
  51,782,000             5.85                     03/08/2000                        51,218,223
Park Avenue Receivables Corp.
  89,297,000             6.05                     01/27/2000                        88,906,822
  50,000,000             6.02                     02/08/2000                        49,682,278
 111,612,000             5.90                     02/11/2000                       110,862,029
Preferred Receivables Funding
  80,635,000             6.45                     01/18/2000                        80,389,399
  50,000,000             5.97                     01/20/2000                        49,842,458
  59,480,000             5.97                     01/25/2000                        59,243,270
  33,000,000             5.93                     02/18/2000                        32,739,080
Receivables Capital Corp.
  31,050,000             5.92                     01/13/2000                        30,988,728
  50,000,000             5.95                     01/26/2000                        49,793,403
  50,000,000             6.02                     02/09/2000                        49,673,916
Riverwoods Funding Corp.
  25,000,000             6.10                     01/26/2000                        24,894,097
  25,000,000             6.07                     01/27/2000                        24,890,403
  25,000,000             6.06                     02/09/2000                        24,835,875
Three River Funding Corp.
  30,206,000             6.27                     01/18/2000                        30,116,565
  33,844,000             6.15                     01/20/2000                        33,734,148
  55,000,000             6.05                     02/02/2000                        54,704,222
  50,584,000             6.00                     02/14/2000                        50,213,051
Variable Funding Capital Corp.
  40,000,000             6.03                     01/14/2000                        39,912,900
  25,000,000             5.90                     02/17/2000                        24,807,431

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Financial Square Prime Obligations Fund (continued)
December 31, 1999
---------------------------------------  ---------------------------------------

 Principal             Interest                    Maturity                       Amortized
   Amount                Rate                        Date                           Cost

----------------------------------------------------------------------------------------------
Commercial Paper and Corporate Obligations (continued)
Asset Backed (continued)
WCP Funding Corp.
$ 75,000,000             6.05                     02/01/2000                   $    74,609,271
 100,000,000             6.00                     02/10/2000                        99,333,333
  50,000,000             5.90                     02/29/2000                        49,516,528
Business Credit Institutions
CIT Group, Inc.
 100,000,000             5.95%                    03/15/2000                        98,776,944
General Electric Capital Corp.
  30,000,000             5.43                     01/24/2000                        29,895,925
  50,000,000             5.85                     02/04/2000                        49,723,750
Commercial Banks
J.P. Morgan & Co., Inc.
  75,000,000             6.04                     02/09/2000                        74,509,250
  50,000,000             5.69                     02/14/2000                        49,652,278
Wells Fargo Co.
  50,000,000             6.03                     03/15/2000                        49,380,250
Financial Services
General Electric Capital International Funding
  50,000,000             5.94                     02/28/2000                        49,521,500
Insurance Carriers
General Electric Financial Assurances Holdings
  50,000,000             6.00                     02/17/2000                        49,608,333
Prudential Funding Corp.
  50,000,000             6.08                     01/20/2000                        49,839,556
Personal Credit
Associates Corp. of North America
  75,000,000             5.93                     03/08/2000                        74,172,271
Security and Commodity Brokers, Dealers and Services
Bear Stearns Companies, Inc.
  45,000,000             6.10                     01/20/2000                        44,855,125
Merrill Lynch & Co., Inc.
  75,000,000             5.70                     01/19/2000                        74,786,250
  50,000,000             5.92                     02/29/2000                        49,514,889
  25,000,000             5.90                     03/15/2000                        24,696,805
Morgan Stanley Dean Witter & Co.
  75,000,000             5.43                     01/26/2000                        74,717,188
Salomon Smith Barney Holdings, Inc.
  50,000,000             5.68                     02/07/2000                        49,708,111
  25,000,000             5.77                     02/11/2000                        24,835,715

 Principal             Interest                    Maturity                       Amortized
   Amount                Rate                        Date                           Cost

----------------------------------------------------------------------------------------------
Commercial Paper and Corporate Obligations (continued)
Transportation Equipment
Ford Motor Credit Co.
$250,000,000             5.94                     03/02/2000                   $   247,483,750
General Motors Acceptance Corp.
 100,000,000             5.84                     02/09/2000                        99,367,333
----------------------------------------------------------------------------------------------
Total Commercial Paper and
 Corporate Obligations                                                         $ 4,725,412,893
----------------------------------------------------------------------------------------------
Bank and Medium-Term Notes--6.6%
FCC National Bank
$ 50,000,000             5.86%                    02/23/2000                   $    50,000,000
First National Bank of Maryland
$ 70,000,000             5.09%                    01/13/2000                        69,999,556
First Union National Bank
  25,000,000             5.84                     02/15/2000                        25,000,000
  50,000,000             5.25                     02/28/2000                        50,000,000
Greenwood Trust Co.
  75,000,000             6.30                     01/20/2000                        75,000,000
  75,000,000             6.10                     01/27/2000                        75,000,000
Huntington National Bank
  55,000,000             4.98                     01/11/2000                        54,999,709
  45,000,000             5.05                     02/09/2000                        44,998,146
J.P. Morgan & Co., Inc.
  60,000,000             5.03                     02/07/2000                        60,000,000
Keybank, N.A.
  20,000,000             5.65                     06/26/2000                        19,993,496
Morgan Stanley Dean Witter & Co.
  18,650,000             5.89                     03/20/2000                        18,672,770
National City Bank
  45,000,000             5.08                     02/11/2000                        44,998,059
NationsBank, N.A.
  50,000,000             5.00                     01/05/2000                        49,999,894
Salomon, Inc.
  25,000,000             6.50                     03/01/2000                        25,058,135
----------------------------------------------------------------------------------------------
Total Bank and Medium-Term Notes                                               $   663,719,765
----------------------------------------------------------------------------------------------
Certificates of Deposit--1.4%
First National Bank of Maryland
$ 75,000,000             4.99%                    01/25/2000                   $    74,998,573
  40,000,000             5.11                     02/23/2000                        39,998,042
Regions Bank
  30,000,000             5.15                     02/18/2000                        30,000,000
----------------------------------------------------------------------------------------------
Total Certificates of Deposit                                                  $   144,996,615
----------------------------------------------------------------------------------------------

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------

 Principal             Interest                    Maturity                       Amortized
   Amount                Rate                        Date                           Cost

----------------------------------------------------------------------------------------------
Time Deposits--8.9%
Chase Manhattan Bank
$240,000,000             5.00%                    01/03/2000                   $   240,000,000
Comerica Bank
 150,000,000             5.00                     01/03/2000                       150,000,000
Fifth Third Bank
 200,000,000             4.50                     01/03/2000                       200,000,000
Republic National Bank of New York
 100,000,000             6.19                     01/03/2000                       100,000,000
Southtrust Bank, N.A.
 200,000,000             5.00                     01/03/2000                       200,000,000
----------------------------------------------------------------------------------------------
Total Time Deposits                                                            $   890,000,000
----------------------------------------------------------------------------------------------
U.S. Government Agency Obligations--1.3%
Federal Home Loan Bank
$ 20,000,000             5.10%                    05/17/2000                   $    19,993,517
Federal Home Loan Mortgage Corp.
  50,000,000             5.48                     02/07/2000                        49,718,389
Federal National Mortgage Association
  34,000,000             5.00                     05/05/2000                        33,986,530
  22,000,000             5.56                     07/24/2000                        21,994,647
----------------------------------------------------------------------------------------------
Total U.S. Government Agency Obligations                                       $   125,693,083
----------------------------------------------------------------------------------------------
Variable Rate Obligations#--25.8%
American Express Centurion Bank
$ 25,000,000             6.43%                    01/12/2000                   $    25,000,000
Amsouth Bank
  50,000,000             6.46                     02/16/2000                        49,973,187
Associates Corp. of North America
 100,000,000             6.34                     01/20/2000                        99,983,985
BankAmerica Corp.
  25,000,000             6.13                     03/15/2000                        25,000,045
Bank of America, N.A.
  50,000,000             5.75                     01/03/2000                        50,000,000
  50,000,000             5.03                     03/24/2000                        49,995,776
Bank One Corp.
  90,000,000             6.12                     01/05/2000                        89,966,572
  50,000,000             6.18                     03/08/2000                        50,010,212
 100,000,000             6.18                     03/13/2000                        99,971,748
Chase Manhattan Bank, N.A.
  75,000,000             6.39                     01/25/2000                        74,980,894
Citicorp
  85,000,000             6.51                     01/03/2000                        85,000,000
Comerica Bank Detroit
  50,000,000             6.42                     01/03/2000                        49,998,709

 Principal             Interest                    Maturity                       Amortized
   Amount                Rate                        Date                           Cost

----------------------------------------------------------------------------------------------
Variable Rate Obligations (continued)
CP Trust Certificate Series 1996-2
$ 72,250,000             5.06                     03/30/2000                   $    72,250,000
First Union National Bank
  25,000,000             5.75                     01/03/2000                        25,000,000
  50,000,000             6.02                     02/06/2000                        50,000,000
  75,000,000             6.14                     02/17/2000                        75,029,739
  25,000,000             6.16                     03/15/2000                        25,010,057
Fleet National Bank
  35,000,000             5.04                     01/03/2000                        34,995,752
  50,000,000             5.05                     01/03/2000                        49,997,031
  33,000,000             6.34                     01/26/2000                        33,017,416
General Electric Capital Corp.
  60,000,000             6.13                     01/12/2000                        60,000,000
  60,000,000             6.11                     02/03/2000                        59,979,678
J.P. Morgan & Co., Inc.
  40,000,000             6.03%                    01/03/2000                        40,000,317
  40,000,000             6.07                     03/02/2000                        40,000,492
Keybank, N.A.
  50,000,000             6.46                     01/10/2000                        49,974,426
  65,000,000             6.17                     01/13/2000                        65,009,135
  25,000,000             6.19                     01/28/2000                        24,997,764
  70,000,000             6.20                     01/31/2000                        70,001,007
  25,000,000             6.15                     03/07/2000                        25,007,217
Merrill Lynch & Co., Inc.
  25,000,000             6.51                     01/03/2000                        25,000,000
  25,000,000             6.43                     01/24/2000                        24,999,644
  40,000,000             6.20                     01/28/2000                        39,997,686
Monumental Life Insurance
  55,000,000             6.65                     02/01/2000                        55,000,000
Morgan Stanley Dean Witter & Co.
  25,000,000             6.16                     02/23/2000                        25,003,667
  15,500,000             6.49                     03/01/2000                        15,510,547
  35,000,000             6.50                     03/15/2000                        35,034,723
National City Bank
 100,000,000             6.45                     01/04/2000                        99,916,748
 100,000,000             5.71                     02/29/2000                        99,960,328
New York Life Insurance Co.
  40,000,000             6.14                     03/01/2000                        40,000,000
  25,000,000             6.14                     03/23/2000                        25,000,000
Pacific Mutual Life Insurance Co.
  50,000,000             6.48                     02/01/2000                        50,000,000
PNC Bank, N.A.
  30,000,000             6.41                     01/12/2000                        29,993,750
Seattle Washington Taxable Series 1994
  25,000,000             6.51                     02/01/2000                        25,000,000
Southtrust Bank of Alabama, N.A.
  75,000,000             6.39                     01/10/2000                        74,994,433

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Financial Square Prime Obligations Fund (continued)
December 31, 1999
---------------------------------------  ---------------------------------------

 Principal             Interest                    Maturity                       Amortized
   Amount                Rate                        Date                           Cost

----------------------------------------------------------------------------------------------
Variable Rate Obligations (continued)
SunAmerica Life Insurance Co.
$100,000,000             6.25                     02/01/2000                   $   100,000,000
Texas State Veterans Taxable Series 1996-A
  14,255,000             6.51                     02/01/2000                        14,255,000
U.S. Bank, N.A.
  50,000,000             6.51                     01/19/2000                        50,013,194
U.S. Central Credit Union
  50,000,000             6.41                     01/14/2000                        50,000,000
Wells Fargo Co.
  60,000,000             6.01                     03/10/2000                        59,993,890
 100,000,000             6.06                     03/29/2000                        99,979,500
----------------------------------------------------------------------------------------------
Total Variable Rate Obligations                                                $ 2,589,804,269
----------------------------------------------------------------------------------------------
Repurchase Agreements--8.7%
Joint Repurchase Agreement Account
$522,500,000             2.59%                    01/03/2000                   $   522,500,000
Joint Repurchase Agreement Account II
 350,000,000             3.16                     01/03/2000                       350,000,000
----------------------------------------------------------------------------------------------
Total Repurchase Agreements                                                    $   872,500,000
----------------------------------------------------------------------------------------------
Total Investments                                                              $10,012,126,625
----------------------------------------------------------------------------------------------

# Variable rate security-based index is either Federal Funds, LIBOR or Prime lending rate.

Interest rates represent either the stated coupon rate, annualized discounted yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indicies.

Maturity dates represent either the stated date on the security or the next interest reset rate for floating rate securities.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Financial Square Money Market Fund
December 31, 1999
---------------------------------------  ---------------------------------------

 Principal             Interest                    Maturity                      Amortized
   Amount                Rate                        Date                           Cost

---------------------------------------------------------------------------------------------
Commercial Paper and Corporate Obligations--36.6%
Agriculture Services
Cargill Global Funding PLC
$ 60,000,000             5.42%                    01/20/2000                   $   59,828,367
  20,805,000             5.41                     01/21/2000                       20,742,469
  75,000,000             5.42                     01/25/2000                       74,729,000
Asset Backed
Asset Portfolio Funding Corp.
  50,000,000             5.50                     01/20/2000                       49,854,861
Atlantis One Funding Corp.
  45,000,000             5.43                     01/18/2000                       44,884,612
  18,550,000             5.42                     01/20/2000                       18,496,937
  25,000,000             5.75                     02/10/2000                       24,840,278
Bavaria TRR Corp.
  25,000,000             5.45                     01/24/2000                       24,912,951
  25,000,000             5.45                     01/26/2000                       24,905,382
  27,000,000             5.43                     01/28/2000                       26,890,042
  25,000,000             5.75                     02/11/2000                       24,836,285
Blue Ridge Asset Funding
  50,000,000             6.12                     03/21/2000                       49,320,000
Centric Capital Corp.
  50,000,000             5.98                     01/11/2000                       49,916,944
  31,000,000             6.50                     01/26/2000                       30,860,069
  35,000,000             5.50                     01/31/2000                       34,839,584
  25,000,000             6.05                     01/31/2000                       24,873,958
  22,500,000             5.85                     02/04/2000                       22,375,688
  33,800,000             6.05                     03/09/2000                       33,413,741
  30,000,000             6.12                     03/17/2000                       29,612,400
Corporate Receivables Corp.
  50,000,000             6.27                     01/18/2000                       49,851,958
  50,000,000             5.93                     01/24/2000                       49,810,570
CXC, Inc.
  90,000,000             6.27                     01/18/2000                       89,733,525
Delaware Funding Corp.
  58,590,000             6.00                     01/18/2000                       58,423,995
  60,000,000             6.15                     02/04/2000                       59,651,500
Edison Asset Securitization Corp.
  25,000,000             5.97                     02/22/2000                       24,784,417
  50,000,000             5.92                     03/07/2000                       49,457,333
Enterprise Funding Corp.
  50,668,000             5.93                     01/28/2000                       50,442,653
Eureka Securities PLC
  50,000,000             6.00                     01/14/2000                       49,891,666
  50,000,000             5.85                     02/09/2000                       49,683,125
  50,000,000             5.90                     02/29/2000                       49,516,528
Falcon Asset Securitization Corp.
  50,735,000             6.37                     01/24/2000                       50,528,522
  25,000,000             5.97                     01/25/2000                       24,900,500
  50,000,000             5.97                     01/27/2000                       49,784,417

 Principal             Interest                    Maturity                      Amortized
   Amount                Rate                        Date                           Cost

---------------------------------------------------------------------------------------------
Commercial Paper and Corporate Obligations (continued)
Asset Backed (continued)
Fidex PLC
$ 50,620,000             5.92%                    02/23/2000                   $   50,178,819
Forrestal Funding
  35,000,000             6.10                     02/04/2000                       34,798,361
  25,000,000             5.77                     02/23/2000                       24,787,632
  50,000,000             5.86                     03/22/2000                       49,340,750
  28,600,000             6.00                     03/24/2000                       28,204,367
Grand Funding Corp.
  40,000,000             5.43                     01/10/2000                       39,945,700
  75,000,000             5.43                     01/12/2000                       74,875,562
  25,000,000             5.42                     01/14/2000                       24,951,069
  25,055,000             5.43                     01/20/2000                       24,983,197
  50,000,000             5.55                     01/26/2000                       49,807,292
  54,000,000             6.25                     01/28/2000                       53,746,875
International Securitization Corp.
  50,000,000             6.40                     01/25/2000                       49,786,667
Park Avenue Receivables Corp.
  43,194,000             6.18                     02/09/2000                       42,904,816
Prefco, Inc.
  50,000,000             5.97                     01/18/2000                       49,859,042
  67,800,000             5.43                     01/25/2000                       67,554,564
  40,000,000             5.92                     02/28/2000                       39,618,489
Receivables Capital Corp.
  29,527,000             5.95                     01/26/2000                       29,404,996
Riverwoods Funding Corp.
  25,000,000             6.07                     01/27/2000                       24,890,403
Rose One Plus
  40,000,000             6.14                     01/28/2000                       39,815,800
  25,000,000             5.92                     02/28/2000                       24,761,556
Sheffield Receivables Corp.
  33,250,000             6.05                     02/02/2000                       33,071,189
Three River Funding Corp.
  21,000,000             6.10                     02/02/2000                       20,886,133
Variable Funding Capital Corp.
  40,000,000             6.70                     01/20/2000                       39,858,556
Windmill Funding Corp.
  15,000,000             5.43                     01/20/2000                       14,957,012
Business Credit Institutions
CIT Group, Inc.
  30,000,000             5.95                     03/15/2000                       29,633,084
General Electric Capital Corp.
  50,000,000             5.85                     02/04/2000                       49,723,750
Commercial Banks
BankAmerica Corp.
  50,000,000             6.03                     03/22/2000                       49,321,625

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Financial Square Money Market Fund (continued)
December 31, 1999
---------------------------------------  ---------------------------------------

 Principal             Interest                    Maturity                      Amortized
   Amount                Rate                        Date                           Cost

---------------------------------------------------------------------------------------------
Commercial Paper and Corporate Obligations (continued)
Commercial Banks (continued)
Banque Et Caisse D'Epargne et de Credit
$ 50,000,000             6.00%                    01/27/2000                   $   49,783,333
BCI Funding Corp.
  25,000,000             5.94                     03/06/2000                       24,731,875
C.S. First Boston Corp.
  22,000,000             5.41                     01/27/2000                       21,914,041
  45,000,000             5.43                     02/01/2000                       44,789,588
  50,000,000             5.68                     02/09/2000                       49,692,333
Nordbanken North America, Inc.
 100,000,000             5.53                     02/03/2000                       99,493,084
Wells Fargo Co.
  25,000,000             6.03                     03/15/2000                       24,690,125
Electronics, Electrical Equipment Company
Alcatel Alsthom, Inc.
  35,000,000             5.69                     02/22/2000                       34,712,339
Financial Services
General Electric Capital International Funding
  35,000,000             5.94                     02/28/2000                       34,665,050
Insurance Carriers
General Electric Financial Assurances Corp.
  50,000,000             5.96                     03/15/2000                       49,387,444
Prudential Funding Corp.
  25,000,000             6.08                     01/20/2000                       24,919,778
Mortgage Bank
Nationwide Building Society
  50,000,000             5.90                     03/01/2000                       49,508,333
Personal Credit
Associates Corp. of North America
  25,000,000             5.93                     03/08/2000                       24,724,090
Savings Institutions
Northern Rock PLC
  50,000,000             5.54                     02/03/2000                       49,746,083
Security and Commodity Brokers, Dealers and Services
Bear Stearns Companies, Inc.
  45,000,000             6.10                     01/20/2000                       44,855,125
Merrill Lynch & Co., Inc.
  75,000,000             5.70                     01/19/2000                       74,786,250
  50,000,000             5.92                     02/29/2000                       49,514,889
  25,000,000             5.90                     03/15/2000                       24,696,805
Salomon Smith Barney Holdings, Inc.
  50,000,000             5.54                     01/24/2000                       49,823,028
  30,000,000             5.68                     02/07/2000                       29,824,867
  25,000,000             5.77                     02/11/2000                       24,835,715

 Principal             Interest                    Maturity                      Amortized
   Amount                Rate                        Date                           Cost

---------------------------------------------------------------------------------------------
Commercial Paper and Corporate Obligations (continued)
Transportation Equipment
DaimlerChrysler, N.A. Corp.
$ 60,000,000             5.91%                    02/29/2000                   $   59,418,850
  50,000,000             6.01                     03/15/2000                       49,382,306
Ford Motor Credit Co.
  25,000,000             5.94                     03/02/2000                       24,748,375
General Motors Acceptance Corp.
 100,000,000             5.84                     02/09/2000                       99,367,333
---------------------------------------------------------------------------------------------
Total Commercial Paper and
 Corporate Obligations                                                         $3,552,272,622
---------------------------------------------------------------------------------------------
Bank and Medium-Term Notes--1.8%
C.S. First Boston Corp.
$ 55,000,000             5.15%                    02/17/2000                   $   55,000,000
Greenwood Trust Co.
 100,000,000             6.05                     01/27/2000                      100,000,000
Keybank, N.A.
  25,000,000             5.65                     06/26/2000                       24,991,870
---------------------------------------------------------------------------------------------
Total Bank and Medium-Term Notes                                               $  179,991,870
---------------------------------------------------------------------------------------------
Certificates of Deposit--0.6%
First National Bank of Maryland
$ 60,000,000             4.99%                    01/25/2000                   $   59,998,858
---------------------------------------------------------------------------------------------
Total Certificates of Deposit                                                  $   59,998,858
---------------------------------------------------------------------------------------------
Certificates of Deposit--Eurodollar--0.3%
Halifax PLC
$ 25,000,000             6.28%                    01/14/2000                   $   25,004,050
---------------------------------------------------------------------------------------------
Total Certificates of Deposit--Eurodollar                                      $   25,004,050
---------------------------------------------------------------------------------------------
Certificates of Deposit--Yankeedollar--3.8%
Commerzbank, New York
$ 20,000,000             5.01%                    01/10/2000                   $   19,999,715
  65,000,000             5.00                     02/02/2000                       64,998,901
  50,000,000             5.05                     02/08/2000                       49,998,494
  30,000,000             5.06                     02/09/2000                       29,997,038
Deutsche Bank, New York
  25,000,000             5.02                     01/12/2000                       24,999,782
  35,000,000             5.25                     05/18/2000                       34,993,635
Royal Bank of Canada
  45,000,000             5.70                     07/03/2000                       44,989,138
Toronto Dominion Bank, New York
  45,000,000             5.18                     02/29/2000                       44,996,500

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------

 Principal             Interest                    Maturity                      Amortized
   Amount                Rate                        Date                           Cost

---------------------------------------------------------------------------------------------
Certificates of Deposit--Yankeedollar (continued)
UBS AG, Stamford
$ 50,000,000             5.20%                    02/29/2000                   $   49,997,666
---------------------------------------------------------------------------------------------
Total Certificates of Deposit--Yankeedollar                                    $  364,970,869
---------------------------------------------------------------------------------------------
Taxable Municipal Note--0.3%
Illinois Health & Education Facilities Authority for Elmhurst Memorial
 Series 1998-B
$ 29,400,000             6.60%                    01/06/2000                   $   29,400,000
---------------------------------------------------------------------------------------------
Total Taxable Municipal Note                                                   $   29,400,000
---------------------------------------------------------------------------------------------
Time Deposits--6.0%
BankOne, N.A.
$ 80,000,000             5.75%                    01/04/2000                   $   80,000,000
Chase Manhattan Bank
 200,000,000             4.50                     01/03/2000                      200,000,000
Den Danske Bank
 100,000,000             5.00                     01/03/2000                      100,000,000
Republic National Bank of New York
 100,000,000             6.06                     01/03/2000                      100,000,000
 100,000,000             6.19                     01/03/2000                      100,000,000
---------------------------------------------------------------------------------------------
Total Time Deposits                                                            $  580,000,000
---------------------------------------------------------------------------------------------
U.S. Government Agency Obligations--1.6%
Federal Home Loan Bank
$ 20,000,000             5.10%                    05/17/2000                   $   19,993,517
Federal Home Loan Mortgage Corp.
  62,008,000             5.48                     02/07/2000                       61,658,757
Federal National Mortgage Association
  50,000,000             5.00                     05/05/2000                       49,980,191
  22,000,000             5.56                     07/24/2000                       21,994,647
---------------------------------------------------------------------------------------------
Total U.S. Government Agency Obligations                                       $  153,627,112
---------------------------------------------------------------------------------------------
Variable Rate Obligations#--38.7%
Asset Securitization Corp.
$175,000,000             6.52%                    01/10/2000                   $  174,996,200
 100,000,000             6.59                     01/28/2000                       99,996,813
Associates Corp. of North America
 100,000,000             6.34                     01/20/2000                       99,983,985
AT&T Corp.
 100,000,000             6.53                     01/06/2000                      100,000,000
Bayerische Hypo-Vereins
  75,000,000             6.38                     01/13/2000                       74,990,629
  50,000,000             6.38                     01/18/2000                       49,990,878
 100,000,000             6.40                     01/25/2000                       99,984,500

 Principal             Interest                    Maturity                      Amortized
   Amount                Rate                        Date                           Cost

---------------------------------------------------------------------------------------------
Variable Rate Obligations (continued)
Bayerische Landesbank, New York
$ 75,000,000             5.75%                    01/03/2000                   $   74,978,442
  50,000,000             6.36                     01/10/2000                       49,990,463
 100,000,000             6.00                     03/15/2000                       99,904,645
Chase Manhattan Bank, N.A.
  85,000,000             6.39                     01/25/2000                       84,978,347
Chase Manhattan Corp.
  45,000,000             5.71                     01/03/2000                       44,999,577
Ciesco L.P.
  25,000,000             6.45                     01/06/2000                       25,000,000
Citicorp
  50,000,000             6.51                     01/03/2000                       50,000,000
Comerica Bank Detroit
  55,000,000             6.42                     01/03/2000                       54,998,580
 100,000,000             6.41                     01/13/2000                       99,973,821
  50,000,000             6.45                     12/20/2000                       49,973,886
CP Trust Certificate Series 1996-1
  51,000,000             5.06                     03/30/2000                       51,000,000
Credit Agricole Indosuez, New York
  40,000,000             6.45                     12/31/2000                       39,974,525
DaimlerChrysler, N.A. Corp.
 100,000,000             6.36                     01/06/2000                       99,938,443
Den Danske Bank Corp.
  35,000,000             6.41                     01/21/2000                       34,990,471
  50,000,000             6.41                     01/25/2000                       49,996,986
Eureka Securities PLC
  75,000,000             6.55                     01/24/2000                       74,998,938
First Chicago Corp.
  30,000,000             6.15                     03/13/2000                       30,004,337
First Union National Bank
  75,000,000             5.75                     01/03/2000                       75,000,000
  75,000,000             6.45                     01/03/2000                       75,000,000
  80,000,000             6.02                     02/16/2000                       80,000,000
  50,000,000             6.14                     02/16/2000                       50,000,000
Fleet National Bank
  40,000,000             5.04                     01/03/2000                       39,995,145
  50,000,000             5.05                     01/03/2000                       49,997,031
Ford Motor Credit Co.
 100,000,000             6.04                     02/18/2000                       99,949,086
General Electric Capital Corp.
  80,000,000             6.13                     01/12/2000                       80,000,000
J.P. Morgan & Co., Inc.
  40,000,000             6.03                     01/03/2000                       40,000,317
  50,000,000             6.07                     03/02/2000                       50,000,615

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Financial Square Money Market Fund (continued)
December 31, 1999
---------------------------------------  ---------------------------------------

 Principal             Interest                    Maturity                      Amortized
   Amount                Rate                        Date                           Cost

---------------------------------------------------------------------------------------------
Variable Rate Obligations (continued)
Keybank, N.A.
$ 31,000,000             5.70%                    01/03/2000                   $   30,989,253
  50,000,000             6.20                     01/31/2000                       50,000,689
  55,000,000             6.46                     12/10/2000                       54,971,869
Merrill Lynch & Co., Inc.
 115,000,000             6.51                     01/03/2000                      115,000,000
  25,000,000             6.29                     01/24/2000                       25,001,437
  25,000,000             6.43                     01/24/2000                       24,999,644
  25,000,000             6.47                     01/28/2000                       24,999,815
Morgan Stanley Dean Witter & Co.
 150,000,000             6.20                     03/30/2000                      149,987,844
National Rural Utilities Corp.
 135,000,000             6.48                     01/03/2000                      134,984,213
New York Life Insurance Co.
  25,000,000             6.14                     03/23/2000                       25,000,000
  40,000,000             6.14                     12/01/2000                       40,000,000
Northern Rock PLC
 100,000,000             6.45                     03/14/2000                      100,000,000
PNC Bank, N.A.
 100,000,000             6.41                     01/12/2000                       99,979,165
Societe Generale, New York
 100,000,000             6.41                     01/03/2000                       99,988,281
  40,000,000             6.48                     12/04/2000                       39,979,783
Southtrust Bank of Alabama, N.A.
  20,000,000             5.64                     01/03/2000                       19,992,811
  50,000,000             6.39                     01/10/2000                       49,996,288
  60,000,000             6.43                     01/24/2000                       59,984,918
  50,000,000             6.45                     12/20/2000                       49,973,891
SunAmerica Life Insurance Co.
  50,000,000             6.53                     01/03/2000                       50,000,000
U.S. Bank, N.A.
  50,000,000             6.34                     03/19/2000                       49,988,217
Wells Fargo Co.
 100,000,000             6.01                     03/10/2000                       99,989,817
---------------------------------------------------------------------------------------------
Total Variable Rate Obligations                                                $3,751,394,595
---------------------------------------------------------------------------------------------
Repurchase Agreements--10.1%
Joint Repurchase Agreement Account
$678,200,000             2.59%                    01/03/2000                   $  678,200,000
Joint Repurchase Agreement Account II
 300,000,000             3.16                     01/03/2000                      300,000,000
---------------------------------------------------------------------------------------------
Total Repurchase Agreements                                                    $  978,200,000
---------------------------------------------------------------------------------------------
Total Investments                                                              $9,674,859,976
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
# Variable rate security-based index is either Federal Funds, LIBOR, or Prime lending rate.

Interest rates represent either the stated coupon rate, annualized discounted yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the stated date on the security or the next interest reset date for floating rate securities.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Financial Square Premium Money Market Fund
December 31, 1999
---------------------------------------  ---------------------------------------

 Principal              Interest                      Maturity                       Amortized
   Amount                 Rate                          Date                            Cost
------------------------------------------------------------------------------------------------
Commercial Paper and Corporate Obligations--51.1%
Asset Backed
Centric Capital Corp.
$ 12,450,000              6.17%                      01/28/2000                     $ 12,392,388
Corporate Receivables Corp.
  10,000,000              6.27                       01/18/2000                        9,970,392
CXC, Inc.
  10,000,000              6.27                       01/18/2000                        9,970,392
Enterprise Funding Corp.
  12,000,000              6.15                       01/20/2000                       11,961,050
Forrestal Funding
   7,421,000              6.12                       01/25/2000                        7,390,722
Grand Funding Corp.
  10,821,000              6.25                       01/28/2000                       10,770,277
Receivables Capital Corp.
  12,201,000              6.04                       02/02/2000                       12,135,494
Rose One Plus
   8,962,000              6.00                       02/28/2000                        8,875,367
Three River Funding Corp.
  10,000,000              6.05                       02/02/2000                        9,946,222
Windmill Funding Corp.
  11,000,000              6.12                       01/18/2000                       10,968,210
Commercial Banks
Abbey National North America
  15,000,000              6.04                       01/19/2000                       14,954,700
Caisse D'Epargne et de Credit
  15,000,000              6.05                       01/19/2000                       14,954,625
J.P. Morgan & Co., Inc.
  15,000,000              6.02                       01/19/2000                       14,954,850
Nordbanken North America, Inc.
  15,000,000              6.06                       01/19/2000                       14,954,550
Mortgage Bank
Halifax PLC
  15,000,000              5.98                       02/04/2000                       14,915,283
Security and Commodity Brokers, Dealers and Services
Bear Stearns Companies, Inc.
  10,000,000              6.10                       01/20/2000                        9,967,805
Morgan Stanley Dean Witter & Co.
  15,000,000              6.07                       01/19/2000                       14,954,475
------------------------------------------------------------------------------------------------
Total Commercial Paper and
 Corporate Obligations                                                              $204,036,802
------------------------------------------------------------------------------------------------

 Principal              Interest                      Maturity                       Amortized
   Amount                 Rate                          Date                            Cost
------------------------------------------------------------------------------------------------
Bank and Medium-Term Notes--5.0%
CIT Group, Inc.
$  5,000,000              6.40%                      01/28/2000                     $  5,004,648
First National Bank of Maryland
  10,000,000              5.09                       01/13/2000                        9,999,937
Huntington National Bank
   5,000,000              4.98                       01/11/2000                        4,999,974
------------------------------------------------------------------------------------------------
Total Bank and Medium-Term Notes                                                    $ 20,004,559
------------------------------------------------------------------------------------------------
Variable Rate Obligations#--3.8%
Comerica Bank Detroit
$  5,000,000              6.42%                      01/03/2000                     $  4,999,871
Fleet National Bank
  10,000,000              5.05                       01/03/2000                        9,999,406
------------------------------------------------------------------------------------------------
Total Variable Rate Obligations                                                     $ 14,999,277
------------------------------------------------------------------------------------------------
Repurchase Agreements--40.1%
Joint Repurchase Agreement Account
$110,300,000              2.59%                      01/03/2000                     $110,300,000
Joint Repurchase Agreement Account II
  50,000,000              3.16                       01/03/2000                       50,000,000
------------------------------------------------------------------------------------------------
Total Repurchase Agreements                                                         $160,300,000
------------------------------------------------------------------------------------------------
Total Investments                                                                   $399,340,638
------------------------------------------------------------------------------------------------

# Variable rate security-based index is either Federal Funds, LIBOR or Prime lending rate.

Interest rates represent either the stated coupon rate, annualized discounted yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the stated date on the security or the next interest reset date for floating rate securities.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Financial Square Treasury Obligations Fund
December 31, 1999
---------------------------------------  ---------------------------------------

  Principal              Interest                    Maturity                      Amortized
    Amount                 Rate                        Date                           Cost
-----------------------------------------------------------------------------------------------
U.S. Treasury Obligations--29.8%
United States Treasury Bills
$  100,000,000             5.44%                    01/13/2000                   $   99,818,833
   450,000,000             5.45                     01/13/2000                      449,182,753
United States Treasury Notes
   254,000,000             6.38                     01/15/2000                      254,158,699
   100,000,000             5.38                     01/31/2000                      100,050,795
    52,000,000             7.75                     01/31/2000                       52,124,381
    43,000,000             5.88                     02/15/2000                       43,052,056
    60,000,000             8.50                     02/15/2000                       60,275,757
    40,000,000             7.13                     02/29/2000                       40,143,669
    25,000,000             5.50                     05/31/2000                       25,053,691
    52,000,000             6.13                     07/31/2000                       52,204,683
    50,000,000             6.25                     08/31/2000                       50,218,862
    20,000,000             4.50                     10/02/2000                       19,846,619
    25,000,000             4.00                     10/31/2000                       24,659,604
    25,000,000             5.75                     11/15/2000                       25,000,000
-----------------------------------------------------------------------------------------------
Total U.S. Treasury Obligations                                                  $1,295,790,402
-----------------------------------------------------------------------------------------------
Repurchase Agreements--69.9%
ABN/AMRO, Inc.
$  193,000,000             2.70%                    01/03/2000                   $  193,000,000
Barclays Bank
    82,000,000             5.33                     01/19/2000                       82,000,000
    85,000,000             5.33                     01/25/2000                       85,000,000
Bear Stearns Companies, Inc.
   138,000,000             2.70                     01/03/2000                      138,000,000
    50,000,000             5.48                     01/24/2000                       50,000,000
Chase Manhattan Corp.
   193,000,000             2.00                     01/03/2000                      193,000,000
C.S. First Boston Corp.
   160,000,000             5.30                     01/31/2000                      160,000,000
Donaldson, Lufkin & Jenrette, Inc.
   100,000,000             5.47                     01/31/2000                      100,000,000
Goldman, Sachs & Co.
   200,000,000             5.32                     01/10/2000                      200,000,000
J.P. Morgan Securities, Inc.
   190,000,000             1.00                     01/03/2000                      190,000,000
Joint Repurchase Agreement Account
 1,091,600,000             2.59                     01/03/2000                    1,091,600,000
Merrill Lynch & Co., Inc.
    90,000,000             2.75                     01/03/2000                       90,000,000
   100,000,000             5.50                     01/10/2000                      100,000,000

  Principal              Interest                    Maturity                      Amortized
    Amount                 Rate                        Date                           Cost
-----------------------------------------------------------------------------------------------
Repurchase Agreements (continued)
Morgan Stanley Dean Witter & Co.
$  176,000,000             5.20%                    01/03/2000                   $  176,000,000
Salomon Smith Barney, Inc.
   188,000,000             2.00                     01/03/2000                      188,000,000
-----------------------------------------------------------------------------------------------
Total Repurchase Agreements                                                      $3,036,600,000
-----------------------------------------------------------------------------------------------
Total Investments                                                                $4,332,390,402
-----------------------------------------------------------------------------------------------

 At December 31, 1999, these agreements were fully collateralized by U.S. Treasury obligations.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Financial Square Treasury Instruments Fund
December 31, 1999
---------------------------------------  ---------------------------------------

 Principal              Interest                      Maturity                       Amortized
   Amount                 Rate                          Date                            Cost
------------------------------------------------------------------------------------------------
U.S. Treasury Obligations--99.0%
United States Treasury Bills
$  9,600,000              4.50%                      01/13/2000                     $  9,585,600
  14,800,000              4.88                       01/13/2000                       14,775,925
  23,300,000              4.99                       01/13/2000                       23,261,283
  30,200,000              5.16                       01/13/2000                       30,148,106
  16,100,000              5.21                       01/13/2000                       16,072,067
   4,500,000              4.98                       01/20/2000                        4,488,173
  31,600,000              5.14                       01/20/2000                       31,514,276
  50,000,000              4.89                       02/17/2000                       49,680,792
  40,000,000              5.15                       03/30/2000                       39,491,216
United States Treasury Notes
  60,000,000              5.38                       01/31/2000                       59,996,598
  25,000,000              5.50                       02/29/2000                       25,003,201
 178,500,000              7.13                       02/29/2000                      178,991,377
  50,000,000              6.88                       03/31/2000                       50,171,155
------------------------------------------------------------------------------------------------
Total U.S. Treasury Obligations                                                     $533,179,769
------------------------------------------------------------------------------------------------
Total Investments                                                                   $533,179,769
------------------------------------------------------------------------------------------------

Interest rates represent either the stated coupon rate, annualized discounted yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Financial Square Government Fund
December 31, 1999
---------------------------------------  ---------------------------------------

 Principal             Interest                    Maturity                      Amortized
   Amount                Rate                        Date                           Cost
---------------------------------------------------------------------------------------------
U.S. Government Agency Obligations--65.9%
Federal Farm Credit Bank
$ 50,000,000             6.28%#                   01/10/2000                   $   49,995,381
  70,000,000             6.30#                    01/11/2000                       69,998,459
  48,000,000             4.76                     01/18/2000                       47,996,071
Federal Home Loan Bank
 175,000,000             6.31#                    01/01/2000                      174,997,087
  70,000,000             4.93#                    01/03/2000                       69,990,055
  30,000,000             5.62#                    01/03/2000                       29,992,567
 150,000,000             5.96#                    01/11/2000                      149,996,802
  30,000,000             4.90                     01/14/2000                       29,999,833
  50,000,000             4.80                     01/26/2000                       49,996,473
   7,000,000             4.70                     01/28/2000                        6,975,325
  50,000,000             5.30                     01/28/2000                       49,801,250
  38,000,000             4.79                     02/04/2000                       37,996,018
  75,000,000             5.84#                    02/14/2000                       74,977,008
 150,000,000             5.54                     02/16/2000                      148,938,167
  17,000,000             5.04                     02/25/2000                       16,998,386
  50,000,000             5.63                     03/01/2000                       49,530,833
  25,000,000             5.02                     05/12/2000                       24,984,176
  32,000,000             5.52                     08/02/2000                       31,980,255
Federal Home Loan Mortgage Corp.
 100,000,000             6.27#                    01/18/2000                       99,969,836
  50,000,000             6.26#                    01/20/2000                       49,991,389
  50,000,000             6.29#                    01/22/2000                       49,990,672
  50,000,000             5.48                     02/07/2000                       49,718,389
  25,000,000             5.54                     02/25/2000                       24,788,403
 100,000,000             5.82*                    01/10/2001                       99,905,000
Federal National Mortgage Association
  85,000,000             5.54#                    01/03/2000                       84,983,292
 125,000,000             6.28#                    01/15/2000                      124,985,594
  50,000,000             6.30#                    01/22/2000                       49,965,295
  35,790,000             5.51                     01/28/2000                       35,642,098
  41,015,000             5.51                     02/03/2000                       40,807,840
  80,000,000             5.98#                    02/04/2000                       79,970,126
  50,000,000             5.52                     02/08/2000                       49,708,667
  22,141,000             5.50                     02/09/2000                       22,009,077
  25,000,000             5.86#                    02/10/2000                       24,994,672
  50,000,000             5.82#                    02/13/2000                       49,952,925
  20,500,000             5.00                     05/05/2000                       20,491,878
  40,000,000             5.05                     05/12/2000                       39,983,987
  31,160,000             5.56                     07/24/2000                       31,153,709
  21,690,000             5.93#                    09/06/2000                       21,679,654

 Principal             Interest                    Maturity                      Amortized
   Amount                Rate                        Date                           Cost
---------------------------------------------------------------------------------------------
U.S. Government Agency Obligations (continued)
Student Loan Marketing Association
$ 40,000,000             4.91%#                   01/03/2000                   $   39,995,412
  30,000,000             6.05#                    01/04/2000                       29,984,392
---------------------------------------------------------------------------------------------
Total U.S. Government Agency Obligations                                       $2,235,816,453
---------------------------------------------------------------------------------------------
Repurchase Agreements--36.9%
ABN/AMRO, Inc.
$100,000,000             5.70%                    01/10/2000                   $  100,000,000
Chase Manhattan Corp.
 150,000,000             5.20                     01/10/2000                      150,000,000
Joint Repurchase Agreement Account
 604,200,000             2.59                     01/03/2000                      604,200,000
Joint Repurchase Agreement Account II
 400,000,000             3.16                     01/03/2000                      400,000,000
---------------------------------------------------------------------------------------------
Total Repurchase Agreements                                                    $1,254,200,000
---------------------------------------------------------------------------------------------
Total Investments                                                              $3,490,016,453
---------------------------------------------------------------------------------------------

# Variable rate security-based index is either Federal Funds, LIBOR, U.S.
  Treasury Bill, or Prime lending rate.
* Forward commitment.
+ At December 31, 1999, these agreements were fully collateralized by U.S.
  Treasury and Federal Agency obligations.

Interest rates represent either the stated coupon rate, annualized discounted yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the stated date on the security or the next interest reset date for floating rate securities.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Financial Square Federal Fund
December 31, 1999
---------------------------------------  ---------------------------------------

 Principal             Interest                    Maturity
   Amount                Rate                        Date                      Amortized Cost
---------------------------------------------------------------------------------------------
U.S. Government Agency Obligations--99.7%
Federal Farm Credit Bank
$ 40,000,000             4.90%#                   01/03/2000                   $   39,995,540
  75,000,000             6.28#                    01/10/2000                       74,993,072
  58,000,000             4.76                     01/18/2000                       57,997,435
  25,000,000             5.57                     01/18/2000                       24,934,243
  26,000,000             5.57                     01/19/2000                       25,927,590
  12,400,000             5.70                     01/20/2000                       12,362,697
  50,000,000             6.30#                    01/20/2000                       49,980,386
  25,000,000             6.55#                    01/23/2000                       24,997,255
  20,000,000             5.47                     01/24/2000                       19,930,106
  15,000,000             5.56                     01/27/2000                       14,939,767
  14,664,000             5.59                     01/27/2000                       14,604,798
  12,100,000             5.70                     01/28/2000                       12,048,272
  20,000,000             5.72                     01/28/2000                       19,914,200
 527,300,000             5.50                     02/01/2000                      527,300,000
  35,000,000             5.81#                    02/01/2000                       34,995,666
  54,000,000             6.29#                    02/01/2000                       53,994,054
 100,000,000             6.30#                    02/01/2000                       99,965,553
  75,000,000             6.31#                    02/01/2000                       74,972,226
  25,000,000             5.56                     02/02/2000                       24,876,444
  17,000,000             5.62                     02/04/2000                       16,909,768
  24,750,000             5.54                     02/09/2000                       24,601,459
  15,000,000             5.54                     02/10/2000                       14,907,667
  11,000,000             5.70                     02/10/2000                       10,930,333
  43,639,000             5.69                     02/15/2000                       43,328,618
  30,000,000             5.48                     02/29/2000                       29,730,567
  10,800,000             5.61                     02/29/2000                       10,700,703
  25,000,000             5.57                     03/02/2000                       24,764,049
  40,000,000             5.59                     03/03/2000                       39,614,911
  20,000,000             5.72                     03/15/2000                       19,764,844
  19,000,000             5.77                     03/22/2000                       18,753,332
   4,700,000             5.76                     03/27/2000                        4,635,328
Federal Home Loan Bank
  50,000,000             4.93#                    01/03/2000                       49,992,896
  85,000,000             5.62#                    01/03/2000                       84,980,028
 150,000,000             5.92#                    01/04/2000                      149,921,929
 125,000,000             5.92#                    01/05/2000                      124,987,080
 125,000,000             5.96#                    01/11/2000                      124,997,637
  79,000,000             6.31#                    01/12/2000                       78,980,840
  25,000,000             4.90                     01/14/2000                       24,999,861
  75,000,000             6.26#                    01/15/2000                       74,927,759
  17,000,000             5.63                     01/20/2000                       16,949,486
  75,000,000             5.53                     01/21/2000                       74,769,583
  92,000,000             6.32#                    01/21/2000                       91,980,397
  65,000,000             4.80                     01/26/2000                       64,995,414

 Principal             Interest                    Maturity                      Amortized
   Amount                Rate                        Date                           Cost
---------------------------------------------------------------------------------------------
U.S. Government Agency Obligations (continued)
Federal Home Loan Bank (continued)
$ 46,000,000             4.95%                    01/26/2000                   $   45,841,875
   7,490,000             5.43                     01/26/2000                        7,461,757
  23,000,000             5.30                     01/28/2000                       22,908,575
  41,326,000             5.43                     01/28/2000                       41,157,700
   5,000,000             5.57                     01/28/2000                        4,979,113
  27,100,000             5.58                     01/28/2000                       26,986,586
  40,000,000             5.50                     02/02/2000                       39,804,445
 104,051,000             5.52                     02/02/2000                      103,540,456
 150,000,000             5.53                     02/02/2000                      149,262,667
  21,225,000             5.52                     02/03/2000                       21,117,602
  75,000,000             4.79                     02/04/2000                       74,992,141
 185,000,000             5.48                     02/04/2000                      184,042,522
 110,000,000             5.48                     02/09/2000                      109,346,967
   3,700,000             5.68                     02/11/2000                        3,676,065
  27,000,000             5.47                     02/16/2000                       26,811,285
  35,000,000             4.95                     02/17/2000                       34,997,589
  30,640,000             5.59                     02/18/2000                       30,411,630
  51,761,000             5.60                     02/18/2000                       51,374,518
  24,500,000             5.48                     02/23/2000                       24,302,339
 160,880,000             5.60                     02/23/2000                      159,553,634
  79,910,000             5.50                     02/25/2000                       79,238,534
 125,000,000             5.56                     02/25/2000                      123,938,194
 150,000,000             5.53                     03/01/2000                      148,617,500
  34,250,000             5.63                     03/01/2000                       33,928,621
  50,000,000             5.53                     03/03/2000                       49,523,805
  13,200,000             5.61                     03/03/2000                       13,072,466
  60,000,000             5.62                     03/03/2000                       59,419,267
  40,000,000             5.64                     03/03/2000                       39,611,467
  25,000,000             5.15                     03/08/2000                       24,998,238
  20,000,000             5.53                     03/08/2000                       19,794,161
  38,000,000             5.54                     03/08/2000                       37,608,199
  22,000,000             5.60                     03/08/2000                       21,770,711
  12,200,000             5.82                     03/08/2000                       12,067,854
  30,508,000             5.68                     03/10/2000                       30,175,870
  75,000,000             5.69                     03/10/2000                       74,182,062
  21,200,000             5.58                     04/07/2000                       20,881,258
  45,000,000             5.10                     05/17/2000                       44,988,651
  25,000,000             5.26                     05/26/2000                       24,998,075
  25,000,000             5.56                     07/14/2000                       24,998,002
  20,000,000             5.50                     07/19/2000                       19,993,224
  20,000,000             5.52                     08/02/2000                       19,987,659
  50,000,000             6.05                     11/03/2000                       49,979,030

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Financial Square Federal Fund (continued)
December 31, 1999
---------------------------------------  ---------------------------------------

 Principal             Interest                    Maturity                      Amortized
   Amount                Rate                        Date                           Cost
---------------------------------------------------------------------------------------------
U.S. Government Agency Obligations (continued)
Student Loan Marketing Association
$ 60,000,000             4.91%#                   01/03/2000                   $   59,993,118
  50,000,000             6.06#                    01/03/2000                       50,013,177
 111,200,000             6.05#                    01/04/2000                      111,161,849
  65,000,000             6.11#                    01/04/2000                       64,999,127
Tennessee Valley Authority
 100,000,000             5.55                     01/18/2000                       99,737,917
 125,000,000             5.52                     01/19/2000                      124,655,000
  65,000,000             5.67                     01/24/2000                       64,764,537
  12,800,000             5.51                     01/27/2000                       12,749,063
  40,500,000             5.46                     01/28/2000                       40,334,152
 184,600,000             5.51                     02/01/2000                      183,724,124
  50,000,000             5.53                     02/03/2000                       49,746,542
  40,000,000             5.46                     02/11/2000                       39,751,267
  11,100,000             5.57                     02/18/2000                       11,017,564
  49,750,000             5.53                     02/22/2000                       49,352,608
  21,018,000             5.53                     02/24/2000                       20,843,656
  30,000,000             5.63                     02/28/2000                       29,727,883
  63,000,000             5.57                     02/29/2000                       62,425,414
---------------------------------------------------------------------------------------------
Total U.S. Government Agency Obligations                                       $5,641,193,105
---------------------------------------------------------------------------------------------
Total Investments                                                              $5,641,193,105
---------------------------------------------------------------------------------------------

# Variable rate security-based index is either U.S. Treasury Bill, Federal
  Funds, LIBOR or Prime lending rate.

Interest rates represent either the stated coupon rate, annualized discounted yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the stated date on the security or the next interest reset date for floating rate securities.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Financial Square Tax-Free Money Market Fund
December 31, 1999
---------------------------------------  ---------------------------------------

 Principal             Interest                      Maturity                        Amortized
  Amount                 Rate                          Date                             Cost

-------------------------------------------------------------------------------------------------
Alabama--3.3%
Columbia IDB VRDN PCRB Refunding for Alabama Power Co. Series 1995 A (A-
 1/VMIG1)
$ 5,500,000              4.80%                      01/03/2000                     $    5,500,000
Columbia IDB VRDN PCRB Refunding for Alabama Power Co. Series 1996 A (A-
 1/VMIG1)
 19,000,000              4.80                       01/03/2000                         19,000,000
Columbia IDB VRDN PCRB Refunding for Alabama Power Co. Series 1999 A (A-
 1/VMIG1)
  8,600,000              4.80                       01/03/2000                          8,600,000
Columbia IDRB VRDN PCRB Refunding for Alabama Power Co. Series 1995 B (A-
 1/VMIG1)
  5,900,000              4.80                       01/03/2000                          5,900,000
Eutaw City IDB VRDN PCRB Refunding for Alabama Power Co. Series 1998 (A-
 1/VMIG1)
  7,700,000              4.80                       01/03/2000                          7,700,000
Jefferson County MF Hsg. VRDN RB for Hickory Knolls Project Series 1994
 (Amsouth Bank LOC) (P-1)
  3,625,000              5.50                       01/06/2000                          3,625,000
Mobile City IDRB VRDN PCRB for Alabama Power Co. Series 1993 A (A-1/VMIG1)
  5,100,000              4.85                       01/06/2000                          5,100,000
Montgomery City Special Care Facilities VRDN RB for Baptist Medical Centre
 Series 1994 A (VMIG1)
 11,765,000              5.50                       01/06/2000                         11,765,000
-------------------------------------------------------------------------------------------------
                                                                                   $   67,190,000
-------------------------------------------------------------------------------------------------
Alaska--2.2%
Valdez Marine Terminal VRDN RB Refunding for Arco Transportation Alaska,
 Inc. Series 1994 B (A-1/VMIG1)
$43,350,000              5.65%                      01/05/2000                     $   43,350,000
-------------------------------------------------------------------------------------------------
Arizona--0.2%
Mesa IDA VRDN RB for Discovery Health Systems Series 1999 B (MBIA) (A-
 1+/VMIGI)
$ 3,500,000              5.60%                      01/05/2000                     $    3,500,000
-------------------------------------------------------------------------------------------------
California--3.3%
California School Cash Reserve Program Authority Pool Bonds Series 1999 A
 (AMBAC) (SP-1+/MIG1)
$10,000,000              4.00%                      07/03/2000                     $   10,023,673
California Statewide Communities Development Authority TRANS Series 1999 C-1
 (FSA) (SP-1+/MIG1)
 20,000,000              4.00                       06/30/2000                         20,054,572
California Statewide Communities Development Authority TRANS Series 1999 C-2
 (FSA) (SP-1+/MIG1)
 16,000,000              4.00                       09/29/2000                         16,015,343
Los Angeles County TRANS Series 1999-2000 (SP-1+/MIG1)
  5,000,000              4.00                       06/30/2000                          5,016,265

 Principal             Interest                      Maturity                        Amortized
  Amount                 Rate                          Date                             Cost

-------------------------------------------------------------------------------------------------
California (continued)
Los Angeles County Schools for Pooled Transportation Series 1999-2000 A COPS
 (FSA) (SP-1+)
$10,000,000              4.00%                      06/30/2000                     $   10,022,153
Los Angeles County Schools TRANS Series 1999 B (FSA) (SP-1+)
  5,000,000              4.00                       09/29/2000                          5,004,057
-------------------------------------------------------------------------------------------------
                                                                                   $   66,136,063
-------------------------------------------------------------------------------------------------
Colorado--1.9%
Jefferson County School District TANS for School District No. R-001 Series
 1999 (SP-1+/MIG1)
$32,500,000              4.50%                      06/30/2000                     $   32,603,209
Platte River Power Authority Electric RB Series 1993 S-1 (Morgan Guaranty
 Trust SPA) (A-1/VMIG1)
  5,000,000              3.70                       04/10/2000                          5,000,000
-------------------------------------------------------------------------------------------------
                                                                                   $   37,603,209
-------------------------------------------------------------------------------------------------
Florida--2.7%
Broward County MF Hsg. VRDN RB for Sanctuary Apartments Project Series 1985
 (VMIG1)
$10,000,000              4.70%                      01/06/2000                     $   10,000,000
Florida Local Government Financing Commission Pooled CP Notes Series A
 (First Union National Bank) (A-1/P-1)
 22,000,000              3.80                       05/04/2000                         22,000,000
Orange County Educational Facilities Authority VRDN RB for Rollins College
 Project Series 1999 (Bank of America N.A. LOC) (VMIG1)
 10,900,000              5.55                       01/05/2000                         10,900,000
Putnam County IDA Floating/Fixed Rate PCRB for Seminole Electric Series 1984
 H-1 (NRU LOC) (A-1+/P-1)
  3,500,000              5.55                       01/05/2000                          3,500,000
Putnam County IDA Floating/Fixed Rate PCRB for Seminole Electric Series 1984
 H-2 (NRU LOC) (A-1+/P-1)
  6,380,000              5.55                       01/05/2000                          6,380,000
Putnam County IDA Floating/Fixed Rate PCRB for Seminole Electric Series 1984
 S (NRU LOC) (A-1+/P-1)
  2,555,000              5.55                       01/05/2000                          2,555,000
-------------------------------------------------------------------------------------------------
                                                                                   $   55,335,000
-------------------------------------------------------------------------------------------------
Georgia--9.1%
Bartow County IDA VRDN PCRB for Georgia Power Co. First Series 1997 (A-
 1/VMIG1)
$31,800,000              4.80%                      01/03/2000                     $   31,800,000
Burke County IDA PCRB for Georgia Power Co. Ninth Series 1994 (A-1/VMIG1)
  5,600,000              5.05                       01/03/2000                          5,600,000
Burke County IDA PCRB for Georgia Power Co. Third Series 1995 (A-1/VMIG1)
 25,000,000              3.70                       05/01/2000                         25,000,000

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Financial Square Tax-Free Money Market Fund (continued)
December 31, 1999
---------------------------------------  ---------------------------------------

 Principal             Interest                      Maturity                        Amortized
  Amount                 Rate                          Date                             Cost

-------------------------------------------------------------------------------------------------
Georgia (continued)
Burke County IDA PCRB for Oglethorpe Power Corp. Series 1994 A (FGIC) (A-
 1+/VMIG1)
$50,125,000              5.65%                      01/05/2000                     $   50,125,000
Dekalb County Hospital Authority Anticipation Certificates for Dekalb
 Medical Center, Inc. Series 1993 B (Suntrust Bank LOC) (VMIG1)
  1,880,000              5.55                       01/05/2000                          1,880,000
Dekalb Private Hospital Authority VRDN RB Anticipation Certificates for
 Childrens Health Care System Project Series 1998 B (Suntrust Bank LOC)
 (VMIG1)
 11,000,000              5.20                       01/05/2000                         11,000,000
Fulco Hospital Authority VRDN Revenue Anticipation Certificates for Peidmont
 Hospital Project Series 1999 (Suntrust Bank LOC) (A-1+/VMIG1)
 12,000,000              5.50                       01/05/2000                         12,000,000
Municipal Electric Authority of Georgia VRDN RB General Series 1985 C
 (Bayerische Landesbank Girozentrale) (A-1+/VMIG1)
  3,200,000              5.80                       01/05/2000                          3,200,000
Municipal Electric Authority of Georgia VRDN RB Project One Series 1994 B
 (ABN/AMRO Bank LOC) (A-1+/VMIG1)
  9,700,000              5.50                       01/05/2000                          9,700,000
Municipal Electric Authority of Georgia VRDN RB Project One Series 1994 D
 (ABN/AMRO Bank LOC) (A-1+/VMIG1)
  3,000,000              5.65                       01/05/2000                          3,000,000
Municipal Electric Authority of Georgia VRDN RB Series 1985 B (A-1+/VMIG1)
 29,000,000              5.50                       01/05/2000                         29,000,000
-------------------------------------------------------------------------------------------------
                                                                                   $  182,305,000
-------------------------------------------------------------------------------------------------
Idaho--1.7%
State of Idaho TANS Series 1999 (SP-1+/MIG1)
$33,250,000              4.25%                      06/30/2000                     $   33,308,846
-------------------------------------------------------------------------------------------------
Illinois--12.5%
Chicago City RB for Chicago Midway Airport Series 1997 Societe Generale
 Trustor Floating Rate Receipts (A-1+)
$ 7,540,000              5.56%                      01/06/2000                     $    7,540,000
Chicago Park District Tax Anticipation Warrants Series 1999 (SP-1+/MIG1)
  5,500,000              4.38                       09/15/2000                          5,528,123
City of Chicago Water RB Series 2000 (Bank One, N.A. LOC) (A-1/VMIG1)
  7,300,000              5.40                       01/05/2000                          7,300,000
Cook County GO VRDN Series 1996 (A-1+/VMIG1)
 26,100,000              5.80                       01/05/2000                         26,100,000
Illinois Development Finance Authority VRDN RB for Olin Corp. Project Series
 1993 D (Wachovia Bank LOC) (A-1+)
  5,000,000              5.05                       01/03/2000                          5,000,000

 Principal             Interest                      Maturity                        Amortized
  Amount                 Rate                          Date                             Cost

-------------------------------------------------------------------------------------------------
Illinois (continued)
Illinois Health Facilities Authority VRDN RB for Evanston Northwestern Corp.
 Series 1998 (A-1+/VMIG1)
$15,000,000              3.25%                      05/31/2000                     $   15,000,000
Illinois Health Facilities Authority VRDN RB for Northwest Community
 Hospital Series 1995 (A-1+/VMIG1)
 40,000,000              5.50                       01/06/2000                         40,000,000
Illinois Health Facilities Authority VRDN for Central Dupage Healthcorp
 Project Series 1990 (VMIG1)
  1,035,000              4.75                       01/03/2000                          1,035,000
Illinois Health Facilities Authority VRDN for Elmhurst Memorial Health
 Series 1998 A (VMIG1)
 23,685,000              4.80                       01/03/2000                         23,685,000
Illinois Health Facilities Authority VRDN for Elmhurst Memorial Hospital
 Series 1993 B (VMIG1)
 26,500,000              4.80                       01/03/2000                         26,500,000
Illinois Health Facilities Authority VRDN for Northwest Community Hospital
 Series 1997 (A-1+/VMIG1)
  9,300,000              5.50                       01/06/2000                          9,300,000
Illinois Health Facilities Authority VRDN for The Revolving Fund Pooled
 Finance Program Series 1985 C (Bank One, N.A. LOC) (A-1+/VMIG1)
 25,225,000              5.30                       01/05/2000                         25,225,000
Illinois Health Facilities Authority VRDN for The Revolving Fund Pooled
 Finance Program Series 1985 D (Bank One, N.A. LOC) (A-1+/VMIG1)
  7,800,000              5.30                       01/05/2000                          7,800,000
Illinois Ohare International Airport RB Series 1983 B (Royal Bank of Canada
 LOC) (P-1)
  5,000,000              4.80                       01/03/2000                          5,000,000
Illinois State GO Eagle Tax-Exempt Trust Series 96C 1305 Class A COPS (FGIC)
 (A-1)
 14,850,000              5.56                       01/06/2000                         14,850,000
Illinois State Toll Highway Authority VRDN RB Series 1998 B (Landesbank SPA)
 (FSA) (AAA)
 18,000,000              5.45                       01/06/2000                         18,000,000
Illinois State Toll Highway Priority Series 1993 B (Societe Generale LOC)
 (MBIA) (A-1+/VMIG1)>
 10,000,000              5.15                       01/05/2000                         10,000,000
Village of Sauget VRDN PCRB for Monsanto Co. Project Series 1992 (P-1)
  1,000,000              5.65                       01/05/2000                          1,000,000
Village of Sauget VRDN PCRB for Monsanto Co. Project Series 1993 (P-1)
  1,900,000              5.65                       01/05/2000                          1,900,000
-------------------------------------------------------------------------------------------------
                                                                                   $  250,763,123
-------------------------------------------------------------------------------------------------

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------

 Principal             Interest                      Maturity                        Amortized
  Amount                 Rate                          Date                             Cost

-------------------------------------------------------------------------------------------------
Indiana--1.2%
Fort Wayne City Hospital Authority VRDN RB for Parkview Memorial Hospital
 Series 1985 B (Bank of America LOC) (VMIG1)
$ 1,600,000              5.55%                      01/05/2000                     $    1,600,000
Fort Wayne City Hospital Authority VRDN RB for Parkview Memorial Hospital
 Series 1989 B (Bank of America LOC) (VMIG1)
 15,700,000              5.40                       01/06/2000                         15,700,000
Warrick County VRDN PCRB for ALCOA Project Series 1992 (A-1)
  7,475,000              5.60                       01/06/2000                          7,475,000
-------------------------------------------------------------------------------------------------
                                                                                   $   24,775,000
-------------------------------------------------------------------------------------------------
Iowa--0.7%
Chillicothe City VRDN PCRB for Midamerican Energy Co./Midwest Power Systems
 Series 1993 A (A-1/VMIG1)
$ 2,400,000              5.45%                      01/05/2000                     $    2,400,000
Salix City VRDN PCRB for Midwest Power Systems, Inc. Project Series 1993 (A-
 1/VMIG1)
 10,900,000              5.45                       01/05/2000                         10,900,000
-------------------------------------------------------------------------------------------------
                                                                                   $   13,300,000
-------------------------------------------------------------------------------------------------
Kentucky--2.6%
Kentucky Asset/Liability Commission TRANS Series 1999 A (SP-1+/MIG1)
$25,000,000              4.25%                      06/28/2000                     $   25,103,430
Kentucky Economic Development Financing Authority Hospital Facilities VRDN
 RB for The Health Alliance of Greater Cincinnati Series 1997 D (MBIA) (A-
 1+/VMIG1)
 16,108,000              5.35                       01/05/2000                         16,108,000
Trimble County VRDN PCRB for Louisville Gas and Electric Co. Series 1996 A
 (A-1/VMIG1)
  4,000,000              3.75                       04/06/2000                          4,000,000
  6,500,000              3.80                       05/04/2000                          6,500,000
-------------------------------------------------------------------------------------------------
                                                                                   $   51,711,430
-------------------------------------------------------------------------------------------------
Louisiana--1.3%
New Orleans Aviation Board RB Refunding Series 1993 B (MBIA) (A-1+/VMIG1)
$12,500,000              5.40%                      01/05/2000                     $   12,500,000
Saint James Parish Louisiana VRDN PCRB Refunding for Occidental Petroleum
 Series 1996 (Wachovia Bank of Georgia LOC) (P-1)
 14,000,000              5.55                       01/05/2000                         14,000,000
-------------------------------------------------------------------------------------------------
                                                                                   $   26,500,000
-------------------------------------------------------------------------------------------------
Maine--0.3%
Maine State GO Series 2000 (AA+/Aa2)
$ 5,855,000              4.50%                      06/15/2000                     $    5,874,279
-------------------------------------------------------------------------------------------------

 Principal             Interest                      Maturity                        Amortized
  Amount                 Rate                          Date                             Cost

-------------------------------------------------------------------------------------------------
Maryland--0.5%
Washington Suburban Sanitary District GO VRDN BANS Series 1998 (A-1+/VMIG1)
$10,300,000              5.35%                      01/05/2000                     $   10,300,000
-------------------------------------------------------------------------------------------------
Massachusetts--6.1%
Commonwealth of Massachusetts GO VRDN Refunding Bonds Series 1998 A (A-
 1+/VMIG1)
$31,000,000              5.50%                      01/06/2000                     $   31,000,000
Massachusetts VRDN Series 1998 B (A-1+/VMIG1)
 31,950,000              5.50                       01/06/2000                         31,950,000
Massachusetts Health & Education Facility Authority for Harvard University
 Series A Eagle Tax-Exempt Trust Series 972104 Class A COPS (A-1+(c))
 10,000,000              5.56                       01/06/2000                         10,000,000
Massachusetts Health & Education Facility Authority VRDN RB Options for
 Harvard University Series I (A-1+/VMIG1)
 23,700,000              5.40                       01/06/2000                         23,700,000
 19,975,000              5.40                       01/06/2000                         19,975,000
Massachusetts Water Resources Authority RB Refunding for Multi-Modal General
 Series 1998 D (FGIC) (A-1+/VMIG1)
  5,400,000              5.50                       01/05/2000                          5,400,000
-------------------------------------------------------------------------------------------------
                                                                                   $  122,025,000
-------------------------------------------------------------------------------------------------
Michigan--0.6%
Michigan State Trunk Line Fund Series 1998 A-Eagle Tax-Exempt Trust Series
 982202 Class A Certificates (A-1+)
$12,165,000              5.56%                      01/06/2000                     $   12,165,000
-------------------------------------------------------------------------------------------------
Minnesota--1.6%
Becker VRDN PCRB for Northern State Power Co. Series 1992 A (A-1+/VMIG1)
$ 5,000,000              3.75%                      04/11/2000                     $    5,000,000
Becker VRDN PCRB for Northern State Power Co. Series 1993 A (A-1+/VMIG1)
  5,000,000              3.80                       04/13/2000                          5,000,000
Port Authority of St. Paul VRDN for Weyerhaeuser Co. Project Series 1993 (A-
 1)
  4,000,000              5.40                       01/06/2000                          4,000,000
University of Minnesota VRDN Series 1999 A (A-1+/MIG1)
 17,500,000              5.50                       01/05/2000                         17,500,000
-------------------------------------------------------------------------------------------------
                                                                                   $   31,500,000
-------------------------------------------------------------------------------------------------
Missouri--0.1%
Missouri Environmental Improvement & Energy VRDN PCRB Refunding for Monsanto
 Co. Series 1993 (P-1)
$ 1,500,000              5.50%                      01/05/2000                     $    1,500,000
-------------------------------------------------------------------------------------------------

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Financial Square Tax-Free Money Market Fund (continued)
December 31, 1999
---------------------------------------  ---------------------------------------

 Principal             Interest                      Maturity                        Amortized
  Amount                 Rate                          Date                             Cost

-------------------------------------------------------------------------------------------------
Nevada--2.3%
Clark County VRDN RB for Nevada Airport Improvement Series 1993 A (MBIA) (A-
 1+/VMIG1)
$45,860,000              5.20%                      01/05/2000                     $   45,860,000
-------------------------------------------------------------------------------------------------
New Mexico--1.9%
New Mexico Highway Commission VRDN RB Series 1996 (FSA) (A-1+/VMIG1)
$15,000,000              5.35%                      01/05/2000                     $   15,000,000
New Mexico TRANS 1999-2000 Series 1999 (SP-1+/MIG1)
 22,500,000              4.00                       06/30/2000                         22,556,958
-------------------------------------------------------------------------------------------------
                                                                                   $   37,556,958
-------------------------------------------------------------------------------------------------
New York--6.8%
Long Island Power Authority Electric System VRDN RB Series 1 (Bayerische
 Landesbank Girozentrale/Westdeutsche Landesbank Girozentrale) (A-1+/VMIG1)
$54,300,000              5.75%                      01/05/2000                     $   54,300,000
Long Island Power Authority Electric System VRDN RB Series 2 (Bayerische
 Landesbank Girozentrale/Westdeutsche Landesbank Girozentrale) (A-1+/VMIG1)
  8,100,000              5.50                       01/05/2000                          8,100,000
Long Island Power Authority Electric System VRDN RB Series 3 (Bayerische
 Landesbank Girozentrale/Westdeutsche Landesbank Girozentrale) (A-1+/VMIG1)
 12,000,000              3.70                       03/06/2000                         12,000,000
Long Island Power Authority Electric System VRDN RB Series 4 (Bayerische
 Landesbank Girozentrale/Westdeutsche Landesbank Girozentrale) (A-1+/VMIG1)
 14,000,000              3.75                       04/11/2000                         14,000,000
  4,200,000              3.80                       04/12/2000                          4,200,000
  4,700,000              3.80                       04/13/2000                          4,700,000
New York City GO Series 1994 A-10 (Morgan Guaranty Trust Company of New York
 LOC) (A-1+/VMIG1)
  1,800,000              4.50                       01/03/2000                          1,800,000
New York City GO VRDN Adjustable Series 1994 E-3 (Morgan Guaranty Trust
 Company of New York LOC) (A-1+/VMIG1)
  4,100,000              4.75                       01/03/2000                          4,100,000
New York City GO VRDN Series 1993 B (FGIC) (A-1+/VMIG1)
    700,000              4.50                       01/03/2000                            700,000
New York City GO VRDN Series 1994 C (Morgan Guaranty Trust Company of New
 York LOC) (A-1+/VMIG1)
  2,960,000              4.50                       01/03/2000                          2,960,000
New York City GO VRDN Series 1994 E-5 (Morgan Guaranty Trust Company of New
 York LOC) (A-1+/VMIG1)
  3,000,000              4.75                       01/03/2000                          3,000,000

 Principal             Interest                      Maturity                        Amortized
  Amount                 Rate                          Date                             Cost

-------------------------------------------------------------------------------------------------
New York (continued)
New York City Transitional Finance Authority Future Tax Secured Bonds Series
 1999 A-1 (A-1+/VMIG1)
$   700,000              5.50%                      01/05/2000                     $      700,000
New York City Trust for Resources for American Museum of National History
 Series 1999 B (AMBAC) (Aaa)
 10,000,000              3.70                       07/01/2000                         10,000,000
New York State Energy Research & Development Authority PCRB CP for New York
 State Electric & Gas Corp. Series 1994 B (Mellon Bank LOC) (A-1+/VMIG1)
  4,800,000              5.05                       01/03/2000                          4,800,000
New York State Environmental Facilities Corp. RB Eagle Tax-Exempt Trust
 Series 1996 C3204 COPS (A-1+(c))
 10,400,000              5.53                       01/06/2000                         10,400,000
-------------------------------------------------------------------------------------------------
                                                                                   $  135,760,000
-------------------------------------------------------------------------------------------------
North Carolina--2.4%
Charlotte Airport VRDN RB Refunding Series 1993 A (MBIA) (A-1+/VMIG1)
$ 5,415,000              5.15%                      01/05/2000                     $    5,415,000
City of Greensboro COPS VRDN for Municipal Property Acquisition Project
 Series 1998 (A-1+/VMIG1)
 10,000,000              5.50                       01/06/2000                         10,000,000
North Carolina Health Care Facilities VRDN RB Series 1999 (Wachovia Bank
 N.A. LOC) (A-1+/Aa)
 24,565,000              5.45                       01/06/2000                         24,565,000
Rockingham County Adjustable VRDN PCRB Refunding for Philip Morris, Inc.
 Series 1992 (A-1/P-1)
  7,700,000              5.65                       01/05/2000                          7,700,000
Wake County Industrial Facilities VRDN PCRB Refunding Series 1990 B (Bank of
 New York LOC) (A-1+/VMIG1)
    500,000              4.50                       01/03/2000                            500,000
-------------------------------------------------------------------------------------------------
                                                                                   $   48,180,000
-------------------------------------------------------------------------------------------------
Ohio--2.1%
Columbus Electric System VRDN RB Series 1984 (Union Bank of Switzerland LOC)
 (VMIG1)
$10,400,000              3.65%                      01/03/2000                     $   10,400,000
Cuyahoga County Hospital VRDN RB for University Hospitals Health Systems,
 Inc. Series 1999 C (AMBAC) (A-1+/VMIG1)
  6,400,000              5.65                       01/06/2000                          6,400,000
Hamilton County Hospital Facilities RB for The Drake Center, Inc. Series
 1999 A (FIRSTAR Bank N.A. LOC) (VMIG1)
  5,000,000              5.50                       01/06/2000                          5,000,000
Hamilton County Hospital Facilities RB for The Health Alliance of Greater
 Cincinnati Series 1997 B (A-1+/VMIG1)
 20,100,000              5.35                       01/05/2000                         20,100,000
-------------------------------------------------------------------------------------------------
                                                                                   $   41,900,000
-------------------------------------------------------------------------------------------------

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------

 Principal             Interest                      Maturity                        Amortized
  Amount                 Rate                          Date                             Cost

-------------------------------------------------------------------------------------------------
Oklahoma--0.2%
Southeastern IDA Solid Waste Disposal RB for Weyerhaeuser Co. Series 1993 PJ
 (A-1)
$ 3,300,000              5.40%                      01/06/2000                     $    3,300,000
-------------------------------------------------------------------------------------------------
Oregon--1.9%
Oregon State GO VRDN Series 73-G (A-1+/VMIG1)
$13,300,000              5.80%                      01/05/2000                     $   13,300,000
Oregon State GO VRDN Series 73-H (A-1+/VMIG1)
 24,500,000              5.80                       01/05/2000                         24,500,000
-------------------------------------------------------------------------------------------------
                                                                                   $   37,800,000
-------------------------------------------------------------------------------------------------
Pennsylvania--2.0%
Commonwealth of Pennsylvania GO Bonds First Series 1994 Eagle Tax-Exempt
 Trust 943804 Class A COPS (AMBAC) (A-1(c))
$15,030,000              5.56%                      01/06/2000                     $   15,030,000
Lancaster County Hospital Authority VRDN RB for Health Center Masonic Homes
 Series 1999 (AMBAC) (A-1/VMIG1)
  3,500,000              5.35                       01/05/2000                          3,500,000
Philadelphia GO TRANS Series A 1999-2000 (SP-1+/MIG1)
 22,700,000              4.25                       06/30/2000                         22,760,031
-------------------------------------------------------------------------------------------------
                                                                                   $   41,290,031
-------------------------------------------------------------------------------------------------
South Carolina--0.4%
York County PCRB for North Carolina Electric Project Series 1984 N-2 (NRU)
 (AA-/Aa2)
$ 8,125,000              5.55%                      01/05/2000                     $    8,125,000
-------------------------------------------------------------------------------------------------
Tennessee--1.5%
Blount County IDB VRDN PCRB Refunding for ALCOA Series 1992 (A-1)
$ 2,450,000              5.60%                      01/06/2000                     $    2,450,000
Bradley County IDB VRDN RB Refunding for Olin Corp. (Wachovia Bank LOC) (A-
 1+)
  6,000,000              5.05                       01/03/2000                          6,000,000
Sevier County Public Building Authority RB for Local Government Improvement
 Series 1999 F (AMBAC) (VMIG1)
 21,500,000              5.50                       01/06/2000                         21,500,000
-------------------------------------------------------------------------------------------------
                                                                                   $   29,950,000
-------------------------------------------------------------------------------------------------
Texas--13.0%
City of San Antonio Electric & Gas System Series 1997 SG 105 (A-1+(c))
$20,200,000              5.56%                      01/06/2000                     $   20,200,000
Coastal Bend Health Facilities Development Corp. Incarnate Word Health
 System RB Series 1998 B (AMBAC) (F-1+/VMIG1)
 10,100,000              5.60                       01/05/2000                         10,100,000
Gulf Coast Waste Disposal Authority PCRB Variable Refunding for Monsanto Co.
 Series 1996 (P-1)
  5,300,000              5.65                       01/05/2000                          5,300,000

 Principal             Interest                      Maturity                        Amortized
  Amount                 Rate                          Date                             Cost

-------------------------------------------------------------------------------------------------
Texas (continued)
Harris County GO VRDN RB Toll Road Series 1994 B (A-1+/VMIG1)
$29,100,000              5.00%                      01/05/2000                     $   29,100,000
Harris County GO VRDN RB Toll Road Series 1994 C (A-1+/VMIG1)
  8,000,000              5.00                       01/05/2000                          8,000,000
Harris County GO VRDN RB Toll Road Series 1994 E (A-1+/VMIG1)
 17,900,000              5.00                       01/05/2000                         17,900,000
Harris County GO VRDN RB Toll Road Series 1994 F (A-1+/VMIG1)
 30,800,000              5.00                       01/05/2000                         30,800,000
Harris County Health Facilities Development Corp. RB for Memorial Hospital
 System Series 1997 B (MBIA) (A-1+/VMIG1)
  8,400,000              3.70                       03/01/2000                          8,400,000
Harris County Health Facilities Development Corp. RB for Methodist Hospital
 Series 1994 (Morgan Guaranty Trust SPA) (A-1+)
  9,800,000              4.80                       01/03/2000                          9,800,000
Harris County Health Facilities Development Corp. RB for St. Luke's
 Episcopal Hospital Series 1997 A (A-1+)
  2,880,000              4.80                       01/03/2000                          2,880,000
Harris County Health Facilities Development Corp. RB for St. Luke's
 Episcopal Hospital Series 1997 B (A-1+)
 11,290,000              4.80                       01/03/2000                         11,290,000
Houston Texas Series B (A-1+/P-1)
  8,400,000              3.70                       04/06/2000                          8,400,000
San Antonio Electric & Gas System CP Notes Series A (A-1+/P-1)
 10,200,000              3.80                       04/13/2000                         10,200,000
State of Texas TRANS Series 1999 A (SP-1+/MIG1)
 69,700,000              4.50                       08/31/2000                         70,023,432
Texas Public Finance Authority Series 1993 A (A-1+)
  9,250,000              3.45                       02/08/2000                          9,250,000
 10,000,000              3.80                       04/10/2000                         10,000,000
-------------------------------------------------------------------------------------------------
                                                                                   $  261,643,432
-------------------------------------------------------------------------------------------------
Utah--6.4%
Central Water Conservancy District GO VRDN Refunding for Tender Option
 Series 1998 E (AMBAC) (A-1+/VMIG1)
$ 5,400,000              5.50%                      01/05/2000                     $    5,400,000
Central Water Conservancy District GO VRDN Tender Option Bonds Series 1998 F
 (AMBAC) (A-1+/VMIG1)
 15,510,000              5.50                       01/05/2000                         15,510,000
Intermountain Power Agency Power Supply Refunding VRDN RB Series 1985 E
 (AMBAC) (A-1+/VMIG1)
 16,500,000              3.45                       01/28/2000                         16,500,000
  7,500,000              3.80                       04/06/2000                          7,500,000
 10,000,000              3.80                       04/10/2000                         10,000,000
State of Utah GO Highway Bonds Series 1999 D (A-1+/VMIG1)
 47,500,000              5.35                       01/06/2000                         47,500,000

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Financial Square Tax-Free Money Market Fund (continued)
December 31, 1999
---------------------------------------  ---------------------------------------

 Principal             Interest                      Maturity                        Amortized
  Amount                 Rate                          Date                             Cost

-------------------------------------------------------------------------------------------------
Utah (continued)
State of Utah Highway Bonds Series 1999 C (SPA) (A-1+/VMIG1)
$10,000,000              5.35%                      01/06/2000                     $   10,000,000
University of Utah Regents VRDN RB for Auxiliary & Campus Facilities Series
 1997 A (A-1/VMIG1)
 16,480,000              5.50                       01/05/2000                         16,480,000
-------------------------------------------------------------------------------------------------
                                                                                   $  128,890,000
-------------------------------------------------------------------------------------------------
Virginia--2.2%
Chesterfield County IDA VRDN PCRB Refunding for Philip Morris Companies,
 Inc. Series 1992 (A-1/P-1)
$14,700,000              5.65%                      01/05/2000                     $   14,700,000
Roanoke IDA Hospital RB for Roanoke Memorial Hospitals Series 1995 A (A-
 1/VMIG1)
  7,254,000              4.80                       01/03/2000                          7,254,000
Roanoke IDA RB for Roanoke Memorial Hospitals Series 1995 B (A-1/VMIG1)
 18,500,000              4.80                       01/03/2000                         18,500,000
Virginia College Building Authority Educational Facilities VRDN RB for The
 University of Richmond Project Series 1999 (VMIG1)
  3,000,000              5.35                       01/05/2000                          3,000,000
-------------------------------------------------------------------------------------------------
                                                                                   $   43,454,000
-------------------------------------------------------------------------------------------------
Washington--1.8%
King County Limited Tax GO Bonds Series 1994 A Eagle Tax-Exempt Trust Series
 97C 4701 (A-1+(c))
$ 5,410,000              5.56%                      01/06/2000                     $    5,410,000
King County Sewer RB CP Series A (A-1/P-1)
 10,000,000              3.75                       04/12/2000                         10,000,000
 11,900,000              3.75                       04/17/2000                         11,900,000
Washington Public Power Supply System Nuclear Project No. 1 Series 1993 1A-2
 (Bank of America LOC) (A-1+/VMIG1)
  5,400,000              5.20                       01/05/2000                          5,400,000
Washington State Health Care Facilities VRDN RB for Fred Hutchinson Cancer
 Series 1991 A (Morgan Guaranty Trust LOC) (VMIG1)
  4,200,000              4.50                       01/03/2000                          4,200,000
-------------------------------------------------------------------------------------------------
                                                                                   $   36,910,000
-------------------------------------------------------------------------------------------------
Wisconsin--2.0%
Milwaukee IDRB Multi-Modal Refunding for Pharmacia Biotech, Inc. Series 1994
 (P-1)
$ 8,000,000              5.95%                      01/05/2000                     $    8,000,000
Milwaukee Metropolitan Sewage District GO Capital Purpose Bonds Series 1992
 A Eagle Tax-Exempt Trust Series 944905 (A-1)
 10,300,000              5.56                       01/06/2000                         10,300,000

 Principal             Interest                      Maturity                        Amortized
  Amount                 Rate                          Date                             Cost

-------------------------------------------------------------------------------------------------
Wisconsin (continued)
Wisconsin Health & Educational Facilities Authority VRDN RB for Wheaton
 Franciscan Services Series 1997 (Toronto Domion Bank LOC) (A-1+/VMIG1)
$16,675,000              5.50%                      01/06/2000                     $   16,675,000
Wisconsin Health Facilities Authority VRDN RB for Franciscan Health Care,
 Inc. Series 1985 A-1 (Toronto Dominion Bank LOC) (A-1+/VMIG1)
  6,000,000              5.55                       01/05/2000                          6,000,000
-------------------------------------------------------------------------------------------------
                                                                                   $   40,975,000
-------------------------------------------------------------------------------------------------
Wyoming--1.2%
Sweetwater County PCRB for Pacificorp Project Series 1990 A (VMIG1)
$23,500,000              5.15%                      01/05/2000                     $   23,500,000
-------------------------------------------------------------------------------------------------
Total Investments                                                                  $2,004,236,371
-------------------------------------------------------------------------------------------------

> Forward commitment.

Interest rates represent either the stated coupon rate, annualized discounted yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the stated date on the security or the next interest reset date for floating rate securities.

Security ratings are unaudited.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------



--------------------------------------------------------------------------------
Investment Abbreviations:

 AMBAC   --Insured by American Municipal Bond Assurance Corp.
 BANS    --Bond Anticipation Notes
 COPS    --Certificates of Participation
 CP      --Commercial Paper
 FGIC    --Insured by Financial Guaranty Insurance Co.
 FSA     --Insured by Financial Security Assistance Co.
 GO      --General Obligation
 IDA     --Industrial Development Authority
 IDB     --Industrial Development Bond
 IDRB    --Industrial Development Revenue Bond
 LOC     --Letter of Credit
 MBIA    --Insured by Municipal Bond Investors Assurance
 MF Hsg. --Multi-Family Housing
 NRU     --National Rural Utilities Cooperation Finance Corp.
 PCRB    --Pollution Control Revenue Bond
 RANS    --Revenue Anticipation Notes
 RB      --Revenue Bond
 SPA     --Stand-by Purchase Agreement
 TANS    --Tax Anticipation Notes
 TRANS   --Tax Revenue Anticipation Notes
 VRDN    --Variable Rate Demand Note
-------------------------------------------------------------



--------------------------------------------------------------------------------

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Goldman Sachs Trust--Financial Square Funds
--------------------------------------------------------------------------------
Statements of Assets and Liabilities
December 31, 1999
--------------------------------------------------------------------------------

                                       Prime                       Premium
                                    Obligations    Money Market  Money Market
                                       Fund            Fund          Fund
                                            ---------------------------------
Assets:
Investment in securities, at
 value based on amortized cost    $10,012,126,625 $9,674,859,976 $399,340,638
Cash                                          --          34,812       15,948
Receivables:
  Interest                             46,896,679     41,252,781      945,920
  Fund shares sold                         69,551            --           --
  Reimbursement from adviser              496,521        571,930       24,511
 Other assets                              21,293         12,510       12,132
-----------------------------------------------------------------------------
  Total assets                     10,059,610,669  9,716,732,009  400,339,149
-----------------------------------------------------------------------------
Liabilities:
Payables:
  Investment securities purchased             --             --           --
  Income distribution                  32,053,269     15,574,099      887,480
  Fund shares repurchased                     --             --           --
  Management fee                        1,470,267      1,387,115       66,085
Accrued expenses and other
 liabilities                            1,255,134      1,156,486       49,091
-----------------------------------------------------------------------------
  Total liabilities                    34,778,670     18,117,700    1,002,656
-----------------------------------------------------------------------------
Net Assets:
Paid-in capital                    10,024,831,999  9,698,614,309  399,336,493
Accumulated undistributed net
 investment income                            --             --           --
Accumulated net realized loss on
 investment transactions                      --             --           --
-----------------------------------------------------------------------------
  Net assets                      $10,024,831,999 $9,698,614,309 $399,336,493
-----------------------------------------------------------------------------
Net asset value, offering and
 redemption price per share
 (net assets/shares outstanding)            $1.00          $1.00        $1.00
-----------------------------------------------------------------------------
Shares outstanding:
FST shares                          8,062,549,440  8,747,861,497  312,507,170
FST Preferred shares                  219,711,045    241,179,233   50,847,345
FST Administration shares           1,051,830,626    403,601,564   18,670,401
FST Service shares                    690,740,888    305,972,015   17,311,577
-----------------------------------------------------------------------------
Total shares outstanding, $.001
 par value (unlimited number of
 shares authorized)                10,024,831,999  9,698,614,309  399,336,493
-----------------------------------------------------------------------------

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Treasury       Treasury                                    Tax-Free
 Obligations    Instruments    Government      Federal      Money Market
     Fund           Fund          Fund           Fund           Fund
--------------------------------------------------------------------------
$4,332,390,402  $533,179,769 $3,490,016,453 $5,641,193,105 $2,004,236,371
        30,383        29,481          7,986         58,221      3,292,986
    24,583,830     6,985,292     15,424,974     22,678,717     13,867,764
           --            --             --       8,243,755            --
        50,571        43,278            --         353,338            --
        25,283           --          10,047         14,427          3,697
--------------------------------------------------------------------------
 4,357,080,469   540,237,820  3,505,459,460  5,672,541,563  2,021,400,818
--------------------------------------------------------------------------
           --            --      99,905,000            --      10,002,814
     9,595,725     1,295,547      8,507,183     10,005,212      2,850,409
           --            --         300,000            --       4,040,994
       543,970        73,589        419,595        783,101        299,809
       616,999        85,413        439,328        880,033         88,966
--------------------------------------------------------------------------
    10,756,694     1,454,549    109,571,106     11,668,346     17,282,992
--------------------------------------------------------------------------
 4,346,323,775   538,783,271  3,395,888,354  5,660,873,217  2,004,133,118
           --            --             --             --             --
           --            --             --             --         (15,292)
--------------------------------------------------------------------------
$4,346,323,775  $538,783,271 $3,395,888,354 $5,660,873,217 $2,004,117,826
--------------------------------------------------------------------------
         $1.00         $1.00          $1.00          $1.00          $1.00
--------------------------------------------------------------------------
 2,320,580,781   428,732,495  2,260,274,673  4,206,118,600  1,775,341,438
   297,924,730       207,940    181,155,906    186,590,206     31,359,256
 1,157,825,256    67,747,500    519,266,156    789,529,112    127,967,136
   569,993,008    42,095,336    435,191,619    478,635,299     69,465,288
--------------------------------------------------------------------------
 4,346,323,775   538,783,271  3,395,888,354  5,660,873,217  2,004,133,118
--------------------------------------------------------------------------

---------------------------------------  ---------------------------------------

Goldman Sachs Trust--Financial Square Funds
--------------------------------------------------------------------------------
Statements of Operations
For the Year Ended December 31, 1999
--------------------------------------------------------------------------------

                                          Prime                      Premium
                                       Obligations   Money Market  Money Market
                                           Fund          Fund          Fund
                                       ----------------------------------------
Investment Income:
Interest income                        $404,691,925  $415,732,682  $30,712,327
-------------------------------------------------------------------------------
Expenses:
Management fees                          15,733,139    16,208,975    1,225,929
Custodian fees                              761,610       842,543      118,450
Registration fees                           691,631       678,618       13,675
Professional fees                            43,028        42,923       42,375
Trustee fees                                  7,115         7,086        7,115
Amortization of deferred organization
 expenses                                       --          3,394          --
Service share fees                        2,388,719     1,792,922      125,634
Administration share fees                 1,608,204     1,171,166       42,743
Preferred share fees                        271,735       182,474       95,934
Other                                       190,671       104,136       19,934
-------------------------------------------------------------------------------
  Total expenses                         21,695,852    21,034,237    1,691,789
  Less--expenses reimbursed and fees
   waived                                (3,305,743)   (3,339,178)    (327,131)
-------------------------------------------------------------------------------
  Net expenses                           18,390,109    17,695,059    1,364,658
-------------------------------------------------------------------------------
Net investment income                   386,301,816   398,037,623   29,347,669
-------------------------------------------------------------------------------
Net realized gain (loss) on
 investment transactions                     27,505        14,080        2,040
-------------------------------------------------------------------------------
Net increase in net assets resulting
 from operations                       $386,329,321  $398,051,703  $29,349,709
-------------------------------------------------------------------------------

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   Treasury       Treasury                                        Tax-Free
 Obligations     Instruments     Government       Federal       Money Market
     Fund           Fund            Fund            Fund            Fund
----------------------------------------------------------------------------
 $207,465,738    $20,317,333    $151,849,905    $209,967,731    $57,332,033
----------------------------------------------------------------------------
    8,600,531        887,891       6,128,383       8,368,477      3,570,544
      599,425         58,446         392,690         414,872         62,524
      181,677          8,633          25,439         420,587         36,826
       52,560         42,373          43,028          43,286         42,917
        7,106          7,076           7,106           7,085          7,086
          --             --              --              --           8,495
    2,620,099         91,522       3,617,320       1,981,259        275,997
    2,716,747        138,125       1,241,755       1,541,602        352,368
      282,021             92         193,925          74,134         45,428
      129,554         47,123          79,024          78,727         33,917
----------------------------------------------------------------------------
   15,189,720      1,281,281      11,728,670      12,930,029      4,436,102
   (1,851,351)      (254,623)     (1,177,030)     (1,821,735)      (609,445)
----------------------------------------------------------------------------
   13,338,369      1,026,658      10,551,640      11,108,294      3,826,657
----------------------------------------------------------------------------
  194,127,369     19,290,675     141,298,265     198,859,437     53,505,376
----------------------------------------------------------------------------
        7,186         51,713           7,180          46,182         (1,673)
----------------------------------------------------------------------------
 $194,134,555    $19,342,388    $141,305,445    $198,905,619    $53,503,703
----------------------------------------------------------------------------

---------------------------------------  ---------------------------------------

Goldman Sachs Trust--Financial Square Funds
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Year Ended December 31, 1999
--------------------------------------------------------------------------------

                                 Prime                              Premium
                              Obligations       Money Market     Money Market
                                  Fund              Fund             Fund
                            ---------------------------------------------------
From operations:
Net investment income       $    386,301,816  $    398,037,623  $    29,347,669
Net realized gain (loss)
 on investment
 transactions                         27,505            14,080            2,040
--------------------------------------------------------------------------------
  Net increase in net
   assets resulting from
   operations                    386,329,321       398,051,703       29,349,709
--------------------------------------------------------------------------------
Distribution to
 shareholders:
From net investment income
  FST shares                    (319,734,377)     (350,173,540)     (22,796,106)
  FST Preferred shares           (13,245,261)       (9,102,769)      (4,619,730)
  FST Administration
   shares                        (31,384,131)      (22,518,305)        (817,718)
  FST Service shares             (21,965,552)      (16,257,089)      (1,116,155)
--------------------------------------------------------------------------------
  Total distributions to
   shareholders                 (386,329,321)     (398,051,703)     (29,349,709)
--------------------------------------------------------------------------------
From share transactions
 (at $1.00 per share):
Proceeds from sales of
 shares                       79,579,532,778    78,515,803,235    8,717,491,247
Reinvestment of dividends
 and distributions               151,750,248       264,541,691       16,768,178
Cost of shares repurchased   (76,338,183,110)  (75,066,724,370)  (8,955,673,189)
--------------------------------------------------------------------------------
  Net increase (decrease)
   in net assets resulting
   from share transactions     3,393,099,916     3,713,620,556     (221,413,764)
--------------------------------------------------------------------------------
  Total increase
   (decrease)                  3,393,099,916     3,713,620,556     (221,413,764)
Net assets:
Beginning of year              6,631,732,083     5,984,993,753      620,750,257
--------------------------------------------------------------------------------
End of year                 $ 10,024,831,999  $  9,698,614,309  $   399,336,493
--------------------------------------------------------------------------------
Accumulated undistributed
 net investment income                   --                --               --
--------------------------------------------------------------------------------

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    Treasury          Treasury                                              Tax-Free
  Obligations        Instruments       Government         Federal         Money Market
      Fund              Fund              Fund              Fund              Fund
-----------------------------------------------------------------------------------------
$    194,127,369   $    19,290,675  $    141,298,265  $    198,859,437  $     53,505,376
           7,186            51,713             7,180            46,182            (1,673)
-----------------------------------------------------------------------------------------
     194,134,555        19,342,388       141,305,445       198,905,619        53,503,703
-----------------------------------------------------------------------------------------
    (109,297,057)      (16,226,463)      (77,286,766)     (148,425,766)      (46,739,196)
     (13,167,759)           (4,200)       (9,320,232)       (3,744,402)       (1,359,653)
     (49,244,678)       (2,371,266)      (23,202,438)      (29,061,008)       (3,963,701)
     (22,425,061)         (745,112)      (31,496,009)      (17,674,951)       (1,442,826)
-----------------------------------------------------------------------------------------
    (194,134,555)      (19,347,041)     (141,305,445)     (198,906,127)      (53,505,376)
-----------------------------------------------------------------------------------------
  41,201,456,868     3,987,971,816    26,420,363,747    28,097,430,341    13,621,514,785
      83,752,356        11,588,203        48,048,760       132,421,372        28,266,083
 (42,327,587,736)   (4,323,784,819)  (25,988,871,304)  (25,953,163,766)  (13,320,335,659)
-----------------------------------------------------------------------------------------
  (1,042,378,512)     (324,224,800)      479,541,203     2,276,687,947       329,445,209
-----------------------------------------------------------------------------------------
  (1,042,378,512)     (324,229,453)      479,541,203     2,276,687,439       329,443,536
   5,388,702,287       863,012,724     2,916,347,151     3,384,185,778     1,674,674,290
-----------------------------------------------------------------------------------------
$  4,346,323,775   $   538,783,271  $  3,395,888,354  $  5,660,873,217  $  2,004,117,826
-----------------------------------------------------------------------------------------
             --                --                --                --                --
-----------------------------------------------------------------------------------------

---------------------------------------  ---------------------------------------

Goldman Sachs Trust--Financial Square Funds
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Year Ended December 31, 1998
--------------------------------------------------------------------------------

                                  Prime             Money            Premium
                               Obligations          Market        Money Market
                                   Fund              Fund             Fund
                             ---------------------------------------------------
From operations:
Net investment income        $    305,811,261  $    324,028,066  $    21,956,146
Net realized gain on
 investment transactions               78,008            66,176           16,410
---------------------------------------------------------------------------------
  Net increase in net assets
   resulting from operations      305,889,269       324,094,242       21,972,556
---------------------------------------------------------------------------------
Distributions to
 shareholders:
From net investment income
  FST shares                     (269,081,520)     (276,370,684)     (15,650,407)
  FST Preferred shares             (8,232,389)       (4,076,565)      (5,432,663)
  FST Administration shares       (17,131,415)      (19,556,691)        (410,201)
  FST Service shares              (11,435,814)      (24,091,684)        (479,285)
---------------------------------------------------------------------------------
  Total distributions to
   shareholders                  (305,881,138)     (324,095,624)     (21,972,556)
---------------------------------------------------------------------------------
From share transactions (at
 $1.00 per share):
Proceeds from sales of
 shares                        57,969,401,996    69,898,690,078    5,229,951,088
Reinvestment of dividends
 and distributions                 93,909,532       166,197,933       14,446,374
Cost of shares repurchased    (55,869,833,965)  (68,984,229,619)  (4,844,668,494)
---------------------------------------------------------------------------------
  Net increase in net assets
   resulting from share
   transactions                 2,193,477,563     1,080,658,392      399,728,968
---------------------------------------------------------------------------------
  Total increase                2,193,485,694     1,080,657,010      399,728,968
Net assets:
Beginning of year               4,438,246,389     4,904,336,743      221,021,289
---------------------------------------------------------------------------------
End of year                  $  6,631,732,083  $  5,984,993,753  $   620,750,257
---------------------------------------------------------------------------------
Accumulated undistributed
 net investment income                    --                --               --
---------------------------------------------------------------------------------

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    Treasury          Treasury                                             Tax-Free
  Obligations        Instruments       Government         Federal        Money Market
      Fund              Fund              Fund              Fund             Fund
----------------------------------------------------------------------------------------
$    238,595,463   $    20,343,941  $    141,201,262  $    130,484,575  $    45,674,271
       1,450,576           174,690               --             31,979            1,321
----------------------------------------------------------------------------------------
     240,046,039        20,518,631       141,201,262       130,516,554       45,675,592
----------------------------------------------------------------------------------------
    (157,673,844)      (18,729,601)      (87,893,105)      (92,448,326)     (36,931,756)
     (47,202,665)              (78)       (4,985,314)       (6,428,582)      (2,953,491)
     (19,083,866)         (927,699)      (17,131,280)      (19,097,019)      (4,375,262)
     (16,085,664)         (857,978)      (31,191,563)      (12,542,759)      (1,413,762)
----------------------------------------------------------------------------------------
    (240,046,039)      (20,515,356)     (141,201,262)     (130,516,686)     (45,674,271)
----------------------------------------------------------------------------------------
  53,000,555,348     3,317,001,578    29,790,708,579    14,894,751,480    9,696,660,958
      91,114,922         8,446,401        37,971,285        64,289,412       19,443,237
 (51,218,122,026)   (2,983,195,546)  (29,278,022,826)  (13,748,692,419)  (9,161,617,389)
----------------------------------------------------------------------------------------
   1,873,548,244       342,252,433       550,657,038     1,210,348,473      554,486,806
----------------------------------------------------------------------------------------
   1,873,548,244       342,255,708       550,657,038     1,210,348,341      554,488,127
   3,515,154,043       520,757,016     2,365,690,113     2,173,837,437    1,120,186,163
----------------------------------------------------------------------------------------
$  5,388,702,287   $   863,012,724  $  2,916,347,151  $  3,384,185,778  $ 1,674,674,290
----------------------------------------------------------------------------------------
             --                --                --                --               --
----------------------------------------------------------------------------------------

---------------------------------------  ---------------------------------------

Goldman Sachs Trust--Financial Square Funds
--------------------------------------------------------------------------------
Notes to Financial Statements
December 31, 1999
---------------------------------------  ---------------------------------------
1. Organization
The Goldman Sachs Trust (the "Trust") is a Delaware business trust registered under the Investment Company Act of 1940 (as amended) as an open-end, management investment company. The Trust includes the Financial Square Funds, collectively, "the Funds", or individually, a "Fund". Financial Square consists of nine diversified funds: Prime Obligations, Money Market, Premium Money Market, Treasury Obligations, Treasury Instruments, Government, Federal, Tax-Free Money Market and Municipal Money Market (inactive as of December 31,
1999). On or about March 31, 2000, Premium Money Market will be terminated. The Funds offer four classes of shares--FST shares, FST Preferred shares, FST Administration shares and FST Service shares. On January 31, 2000, the Funds began offering a new share class, FST Select shares, except for Premium Money Market. The investment objective of the Funds is to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high quality money market instruments.

2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation--
Each Fund uses the amortized-cost method for valuing portfolio securities, which approximates market value. Under this method, all investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity.

B. Interest Income--
Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

C. Federal Taxes--
It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company tax-exempt and taxable income to its shareholders. Accordingly, no federal tax provisions are required.
 The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Funds' distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.
 At December 31, 1999 (tax year-end), the following Fund had a capital loss carryforward for U.S. federal tax purposes of approximately:

                                                                      Years of
       Fund                                                  Amount  Expiration
       ----                                                  ------- ----------
Tax-Free Money Market....................................... $13,619 2005-2007

This amount is available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.
 The amortized cost for each Fund stated in the accompanying Statements of Assets and Liabilities also represents aggregate cost for federal income tax purposes.

D. Deferred Organization Expenses--
Organization-related costs are amortized on a straight-line basis over a period of five years. The organizational costs for each Fund are fully amortized.

E. Expenses--
Expenses incurred by the Funds which do not specifically relate to an individual Fund are allocated to the Funds on a straight-line or pro rata basis depending upon the nature of the expense.
 Shareholders of FST Preferred, FST Administration and FST Service shares bear all expenses and fees paid to service organizations.
---------------------------------------  ---------------------------------------

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------

F. Segregation Transactions--
The Funds may enter into forward commitments. These transactions involve a commitment by the Funds to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond a customary settlement. As a result of entering into these transactions, the Funds are required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

3. Agreements
Goldman Sachs Asset Management ("GSAM"), a unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"), acts as investment adviser (the "Adviser"), pursuant to an Investment Management Agreement (the "Agreement"). Under the Agreement, GSAM, subject to the general supervision of the Trust's Board of Trustees, manages the Funds' portfolios. As compensation for the services rendered pursuant to the Agreement and the assumption of the expenses related thereto and administering the Funds' business affairs, including providing facilities, GSAM is entitled to a fee, computed daily and payable monthly, at an annual rate equal to .205% of each Fund's average daily net assets. For the year ended December 31, 1999, GSAM has voluntarily agreed to waive a portion of its management fee equal annually to .035% of the average daily net assets of each Fund.
 GSAM has voluntarily agreed to limit "Other Expenses" of each Fund (excluding management fees, service organization fees, taxes, interest, brokerage commissions, litigation, indemnification, and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, .01% of the average daily net assets of each Fund.
 Goldman Sachs serves as Transfer Agent and Distributor of shares of the Funds pursuant to Transfer Agent and Distribution Agreements and receives no separate fee.
 For the year ended December 31, 1999, the Adviser has voluntarily agreed to waive certain fees and reimburse other expenses as follows (in thousands):

                               Management                  Expenses
                                  Fees                    Reimbursed
Fund                             Waived                   by Adviser                 Total
-------------------------------------------------------------------------------------------
Prime Obligations                $2,686                      $620                    $3,306
-------------------------------------------------------------------------------------------
Money Market                      2,767                       572                     3,339
-------------------------------------------------------------------------------------------
Premium Money Market                209                       118                       327
-------------------------------------------------------------------------------------------
Treasury Obligations              1,468                       383                     1,851
-------------------------------------------------------------------------------------------
Treasury Instruments                152                       103                       255
-------------------------------------------------------------------------------------------
Government                        1,048                       129                     1,177
-------------------------------------------------------------------------------------------
Federal                           1,429                       393                     1,822
-------------------------------------------------------------------------------------------
Tax-Free Money Market               609                       --                        609

---------------------------------------  ---------------------------------------

Goldman Sachs Trust--Financial Square Funds
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
December 31, 1999
---------------------------------------  ---------------------------------------

4. Preferred, Administration and Service Plans
The Funds have adopted Preferred, Administration and Service Plans to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Preferred, Administration and Service Plans provide for compensation to the service organizations in an amount up to, on an annual basis, .10%, .25% and .50%, respectively, of the average daily net asset value of each share class.

5.Line of Credit Facility
The Funds participated in a $250,000,000 uncommitted, unsecured revolving line of credit facility. Under the most restrictive arrangement, each Fund must have owned securities having a market value in excess of 300% of the total bank borrowings. Effective April 30, 1999, under the most restrictive arrangement, each Fund must own securities having a market value in excess of 400% of the total bank borrowings. Additionally, Prime Obligations, Premium Money Market, Treasury Obligations, and Government Funds participated in a $250,000,000 committed, unsecured revolving line of credit facility. Effective November 30, 1999, the remaining Funds were also added to the $250,000,000 committed facility. These facilities are to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment which has not been utilized. During the year ended December 31, 1999, the Funds did not have any borrowings under any of these facilities.

6.Repurchase Agreements
During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Funds' custodian.

7.Joint Repurchase Agreement Accounts
The Funds, together with other registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash balances into joint accounts, the daily aggregate balances of which are invested in one or more repurchase agreements.
 At December 31, 1999, the Prime Obligations, Money Market, Premium Money Market, Treasury Obligations and Government Funds had undivided interests in the following joint repurchase agreement account, which equaled $522,500,000, $678,200,000, $110,300,000, $1,091,600,000 and $604,200,000 in principal amount, respectively. At December 31, 1999, the repurchase agreements held in this joint account were fully collateralized by U.S. Treasury obligations.

  Principal              Interest                    Maturity                      Amortized
    Amount                 Rate                        Date                           Cost
-----------------------------------------------------------------------------------------------
Barclays Capital PLC
$  150,000,000             5.50%                    01/03/2000                   $  150,000,000
Barclays Capital PLC
   713,200,000             2.75                     01/03/2000                      713,200,000
Donaldson, Lufkin & Jenrette, Inc.
 1,500,000,000             2.50                     01/03/2000                    1,500,000,000
Goldman, Sachs & Co.
   500,000,000             2.00                     01/03/2000                      500,000,000
SBC Warburg Dillon Read Corp.
 1,275,000,000             2.50                     01/03/2000                    1,275,000,000
-----------------------------------------------------------------------------------------------
Total Joint Repurchase Agreement Account                                         $4,138,200,000
-----------------------------------------------------------------------------------------------

---------------------------------------  ---------------------------------------

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------

At December 31, 1999, the Prime Obligations, Money Market, Premium Money Market and Government Funds had an undivided interest in the following joint repurchase agreement account II, which equaled $350,000,000, $300,000,000, $50,000,000 and $400,000,000 in principal amount. At December 31, 1999, the repurchase agreements held in this joint account II were fully collateralized by Federal Agency obligations.

 Principal             Interest                    Maturity                      Amortized
   Amount                Rate                        Date                           Cost
---------------------------------------------------------------------------------------------
Banc of America Securities
$700,000,000             3.10%                    01/03/2000                   $  700,000,000
Chase Manhattan Bank
 340,000,000             3.15                     01/03/2000                      340,000,000
Morgan Stanley & Co.
 501,500,000             3.25                     01/03/2000                      501,500,000
---------------------------------------------------------------------------------------------
Total Joint Repurchase Agreement Account II                                    $1,541,500,000
---------------------------------------------------------------------------------------------

8.Other Matters
Pursuant to a Securities and Exchange Commission exemptive order, certain of the Funds may enter into certain principal transactions, including repurchase agreements, with Goldman Sachs subject to certain annual limitations as follows: 25% of eligible security transactions, as defined, and 10% of repurchase agreement transactions.

9.Change in Independent Auditors
On October 26, 1999, the Board of Trustees of the Funds, upon the recommendation of the Board's audit committee, determined not to retain Arthur Andersen LLP and approved a change of the Funds' independent accountants to PricewaterhouseCoopers LLP. For the fiscal years ended December 31, 1999 and December 31, 1998, Arthur Andersen LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Funds and Arthur Andersen LLP on accounting principles or practices, financial statement disclosure or audit scope or procedure, which if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference to the disagreement in their reports.


---------------------------------------  ---------------------------------------

Goldman Sachs Trust--Financial Square Funds
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
December 31, 1999

--------------------------------------------------------------------------------
10. Summary of Share Transactions (at $1.00 per share)
Share activity for the year ended December 31, 1999 is as follows:

                                   Prime                           Premium
                                Obligations     Money Market     Money Market
                                   Fund             Fund             Fund
-------------------------------------------------------------------------------
 FST shares:
 Shares sold                   64,383,395,508   70,907,338,993   7,587,630,663
 Reinvestment of dividends
  and distributions               119,603,587      234,988,734      12,150,091
 Shares repurchased           (62,272,217,843) (67,390,246,268) (7,767,125,023)
                              -------------------------------------------------
                                2,230,781,252    3,752,081,459    (167,344,269)
-------------------------------------------------------------------------------
 FST Preferred shares:
 Shares sold                    3,347,403,106    2,317,273,791     674,544,518
 Reinvestment of dividends
  and distributions                 8,655,703        7,987,294       3,814,280
 Shares repurchased            (3,268,909,435)  (2,177,300,025)   (735,027,475)
                               ------------------------------------------------
                                   87,149,374      147,961,060     (56,668,677)
-------------------------------------------------------------------------------
 FST Administration shares:
 Shares sold                    6,580,990,548    3,606,115,900      89,156,387
 Reinvestment of dividends
  and distributions                10,434,546       14,795,343         288,454
 Shares repurchased            (5,870,792,290)  (3,616,780,939)    (84,502,269)
                               ------------------------------------------------
                                  720,632,804        4,130,304       4,942,572
-------------------------------------------------------------------------------
 FST Service shares:
 Shares sold                    5,267,743,616    1,685,074,551     366,159,679
 Reinvestment of dividends
  and distributions                13,056,412        6,770,320         515,353
 Shares repurchased            (4,926,263,542)  (1,882,397,138)   (369,018,422)
                               ------------------------------------------------
                                  354,536,486     (190,552,267)     (2,343,390)
-------------------------------------------------------------------------------
 Net increase (decrease) in
  shares                        3,393,099,916    3,713,620,556    (221,413,764)
-------------------------------------------------------------------------------

---------------------------------------  ---------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


     Treasury         Treasury                                          Tax-Free
   Obligations      Instruments      Government         Federal       Money Market
       Fund             Fund            Fund             Fund             Fund
-------------------------------------------------------------------------------------
  23,009,203,473    3,663,990,081   17,578,801,495   18,264,327,905   12,815,993,017
      44,674,187        9,299,834       25,486,580      105,168,778       24,551,976
 (24,254,629,116)  (4,066,763,789) (16,907,884,304) (16,509,631,916) (12,521,218,623)
-------------------------------------------------------------------------------------
  (1,200,751,456)    (393,473,874)     696,403,771    1,859,864,767      319,326,370
-------------------------------------------------------------------------------------
   4,027,430,083          204,597    1,803,540,334    1,349,295,944      156,777,353
       3,527,064            4,204        6,337,649        2,813,787          491,031
  (4,018,277,017)          (2,477)  (1,874,350,374)  (1,192,243,405)    (146,791,183)
-------------------------------------------------------------------------------------
      12,680,130          206,324      (64,472,391)     159,866,326       10,477,201
-------------------------------------------------------------------------------------
   8,793,649,044      115,095,488    4,360,433,701    4,962,474,534      340,711,614
      16,304,690        2,127,294       12,566,113       16,095,704        2,659,134
  (8,732,624,675)     (73,148,918)  (4,261,094,613)  (4,879,125,175)    (362,204,367)
-------------------------------------------------------------------------------------
      77,329,059       44,073,864      111,905,201       99,445,063      (18,833,619)
-------------------------------------------------------------------------------------
   5,371,174,268      208,681,650    2,677,588,217    3,521,331,958      308,032,801
      19,246,415          156,871        3,658,418        8,343,103          563,942
  (5,322,056,928)    (183,869,635)  (2,945,542,013)  (3,372,163,270)    (290,121,486)
-------------------------------------------------------------------------------------
      68,363,755       24,968,886     (264,295,378)     157,511,791       18,475,257
-------------------------------------------------------------------------------------
  (1,042,378,512)    (324,224,800)     479,541,203    2,276,687,947      329,445,209
-------------------------------------------------------------------------------------

---------------------------------------  ---------------------------------------

Goldman Sachs Trust--Financial Square Funds
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
December 31, 1999

--------------------------------------------------------------------------------

10. Summary of Share Transactions (at $1.00 per share) (continued) Share activity for the year ended December 31, 1998 is as follows:

                                   Prime                           Premium
                                Obligations     Money Market     Money Market
                                   Fund             Fund             Fund
-------------------------------------------------------------------------------
 FST shares:
 Shares sold                   50,577,781,681   64,642,205,884   4,885,235,788
 Reinvestment of dividends
  and distributions                81,013,084      145,091,154       9,694,829
 Shares repurchased           (48,694,767,051) (64,138,032,706) (4,633,271,570)
                              ------------------------------------------------
                                1,964,027,714      649,264,332     261,659,047
-------------------------------------------------------------------------------
 FST Preferred shares:
 Shares sold                    1,635,375,108      587,335,211     212,622,508
 Reinvestment of dividends
  and distributions                 1,663,959        3,560,753       4,477,152
 Shares repurchased            (1,657,247,424)    (517,936,393)   (110,141,465)
                              ------------------------------------------------
                                  (20,208,357)      72,959,571     106,958,195
-------------------------------------------------------------------------------
 FST Administration shares:
 Shares sold                    2,386,485,745    2,258,106,370      37,942,427
 Reinvestment of dividends
  and distributions                 5,232,944       13,668,515         128,617
 Shares repurchased            (2,302,131,386)  (2,093,556,998)    (25,799,913)
                              ------------------------------------------------
                                   89,587,303      178,217,887      12,271,131
-------------------------------------------------------------------------------
 FST Service shares:
 Shares sold                    3,369,759,462    2,411,042,613      94,150,365
 Reinvestment of dividends
  and distributions                 5,999,545        3,877,511         145,776
 Shares repurchased            (3,215,688,104)  (2,234,703,522)    (75,455,546)
                              ------------------------------------------------
                                  160,070,903      180,216,602      18,840,595
-------------------------------------------------------------------------------
 Net increase in shares         2,193,477,563    1,080,658,392     399,728,968
-------------------------------------------------------------------------------

---------------------------------------  ---------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


     Treasury         Treasury                                         Tax-Free
   Obligations      Instruments      Government        Federal       Money Market
       Fund             Fund            Fund             Fund            Fund
-----------------------------------------------------------------------------------
  38,811,128,138    3,155,786,943   19,929,403,199  10,287,288,538   8,343,229,377
      53,825,326        7,667,006       28,357,386      45,213,214      17,430,024
 (37,561,525,035)  (2,837,666,325) (19,872,424,728) (9,111,928,825) (7,844,065,473)
-----------------------------------------------------------------------------------
   1,303,428,429      325,787,624       85,335,857   1,220,572,927     516,593,928
-----------------------------------------------------------------------------------
   2,747,117,320              --     1,063,864,036     138,883,456     451,367,441
       6,885,153               77        2,648,231       7,188,094         155,091
  (2,714,118,870)             --      (828,030,762)   (313,722,647)   (465,792,140)
-----------------------------------------------------------------------------------
      39,883,603               77      238,481,505    (167,651,097)    (14,269,608)
-----------------------------------------------------------------------------------
   5,954,832,820       69,117,817    5,103,623,628   2,165,279,603     557,825,919
      16,115,116          770,968        4,155,641       6,022,375       1,389,127
  (5,629,346,838)     (50,374,164)  (5,000,220,220) (2,106,551,874)   (515,464,054)
-----------------------------------------------------------------------------------
     341,601,098       19,514,621      107,559,049      64,750,104      43,750,992
-----------------------------------------------------------------------------------
   5,487,477,070       92,096,818    3,693,817,716   2,303,299,883     344,238,221
      14,289,327            8,350        2,810,027       5,865,729         468,995
  (5,313,131,283)     (95,155,057)  (3,577,347,116) (2,216,489,073)   (336,295,722)
-----------------------------------------------------------------------------------
     188,635,114       (3,049,889)     119,280,627      92,676,539       8,411,494
-----------------------------------------------------------------------------------
   1,873,548,244      342,252,433      550,657,038   1,210,348,473     554,486,806
-----------------------------------------------------------------------------------


---------------------------------------  ---------------------------------------

Goldman Sachs Trust--Financial Square Funds
-------------------------------------------------------------------------------
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period
Prime Obligations Fund
-------------------------------------------------------------------------------

                                                                             Net                  Ratio of net
                  Net asset                          Net asset            assets at  Ratio of net  investment
                  value at     Net     Distributions value at                end     expenses to   income to
                  beginning investment      to          end    Total      of period  average net  average net
                  of period income(a)  shareholders  of period return(b)  (in 000's)    assets       assets
                  --------------------------------------------------------------------------------------------
For the Years Ended December 31,
--------------------------------
1999-FST
shares..........    $1.00     $0.05       $(0.05)      $1.00     5.18%    $8,062,549     0.18%        5.09%
1999-FST Pre-
ferred shares...     1.00      0.05        (0.05)       1.00     5.07        219,711     0.28         4.87
1999-FST Admin-
istration
shares..........     1.00      0.05        (0.05)       1.00     4.91      1,051,831     0.43         4.88
1999-FST Service
shares..........     1.00      0.05        (0.05)       1.00     4.65        690,741     0.68         4.60
--------------------------------------------------------------------------------------------------------------
1998-FST
shares..........     1.00      0.05        (0.05)       1.00     5.55      5,831,773     0.18         5.39
1998-FST Pre-
ferred shares...     1.00      0.05        (0.05)       1.00     5.45        132,558     0.28         5.26
1998-FST Admin-
istration
shares..........     1.00      0.05        (0.05)       1.00     5.29        331,196     0.43         5.14
1998-FST Service
shares..........     1.00      0.05        (0.05)       1.00     5.03        336,205     0.68         4.89
--------------------------------------------------------------------------------------------------------------
1997-FST
shares..........     1.00      0.05        (0.05)       1.00     5.60      3,867,739     0.18         5.46
1997-FST Pre-
ferred shares...     1.00      0.05        (0.05)       1.00     5.50        152,767     0.28         5.38
1997-FST Admin-
istration
shares..........     1.00      0.05        (0.05)       1.00     5.34        241,607     0.43         5.22
1997-FST Service
shares..........     1.00      0.05        (0.05)       1.00     5.08        176,133     0.68         4.97
--------------------------------------------------------------------------------------------------------------
1996-FST
shares..........     1.00      0.05        (0.05)       1.00     5.41      3,901,797     0.18         5.29
1996-FST Pre-
ferred Shares
(commenced
May 1)..........     1.00      0.03        (0.03)       1.00     5.28(c)     127,126     0.28(c)      5.19(c)
1996-FST Admin-
istration
shares..........     1.00      0.05        (0.05)       1.00     5.14        215,898     0.43         5.06
1996-FST Service
shares..........     1.00      0.05        (0.05)       1.00     4.88        115,114     0.68         4.78
--------------------------------------------------------------------------------------------------------------
1995-FST
shares..........     1.00      0.06        (0.06)       1.00     6.02      3,295,791     0.18         5.86
1995-FST Admin-
istration
shares..........     1.00      0.06        (0.06)       1.00     5.75        147,894     0.43         5.59
1995-FST Service
shares..........     1.00      0.05        (0.05)       1.00     5.49         65,278     0.68         5.33
                     Ratios assuming no
                   waiver of fees and no
                    expense limitations
                  ------------------------
                              Ratio of net
                   Ratio of    investment
                  expenses to  income to
                  average net average net
                    assets       assets
                  --------------------------------------------------------------------------------------------
For the Years Ended December 31,
--------------------------------
1999-FST
shares..........     0.23%        5.04%
1999-FST Pre-
ferred shares...     0.33         4.82
1999-FST Admin-
istration
shares..........     0.48         4.83
1999-FST Service
shares..........     0.73         4.55
--------------------------------------------------------------------------------------------------------------
1998-FST
shares..........     0.24         5.33
1998-FST Pre-
ferred shares...     0.34         5.20
1998-FST Admin-
istration
shares..........     0.49         5.08
1998-FST Service
shares..........     0.74         4.83
--------------------------------------------------------------------------------------------------------------
1997-FST
shares..........     0.23         5.41
1997-FST Pre-
ferred shares...     0.33         5.33
1997-FST Admin-
istration
shares..........     0.48         5.17
1997-FST Service
shares..........     0.73         4.92
--------------------------------------------------------------------------------------------------------------
1996-FST
shares..........     0.23         5.24
1996-FST Pre-
ferred Shares
(commenced
May 1)..........     0.33(c)      5.14(c)
1996-FST Admin-
istration
shares..........     0.48         5.01
1996-FST Service
shares..........     0.73         4.73
--------------------------------------------------------------------------------------------------------------
1995-FST
shares..........     0.22         5.82
1995-FST Admin-
istration
shares..........     0.47         5.55
1995-FST Service
shares..........     0.72         5.29

----
(a) Calculated based on the average shares outstanding methodology.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c) Annualized.

-------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust--Financial Square Funds
-------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period
Money Market Fund
-------------------------------------------------------------------------------

                                                                             Net                  Ratio of net
                  Net asset                          Net asset            assets at  Ratio of net  investment
                  value at     Net     Distributions value at                end     expenses to   income to
                  beginning investment      to          end    Total      of period  average net  average net
                  of period income(a)  shareholders  of period return(b)  (in 000's)    assets       assets
                  --------------------------------------------------------------------------------------------
For the Years Ended December 31,
--------------------------------
1999-FST
shares..........    $1.00     $0.05       $(0.05)      $1.00     5.18%    $8,747,861     0.18%        5.08%
1999-FST Pre-
ferred shares...     1.00      0.05        (0.05)       1.00     5.07        241,179     0.28         4.99
1999-FST Admin-
istration
shares..........     1.00      0.05        (0.05)       1.00     4.92        403,602     0.43         4.81
1999-FST Service
shares..........     1.00      0.05        (0.05)       1.00     4.66        305,972     0.68         4.53
--------------------------------------------------------------------------------------------------------------
1998-FST
shares..........     1.00      0.05        (0.05)       1.00     5.55      4,995,782     0.18         5.40
1998-FST Pre-
ferred shares...     1.00      0.05        (0.05)       1.00     5.45         93,218     0.28         5.30
1998-FST Admin-
istration
shares..........     1.00      0.05        (0.05)       1.00     5.29        399,474     0.43         5.16
1998-FST Service
shares..........     1.00      0.05        (0.05)       1.00     5.03        496,520     0.68         4.86
--------------------------------------------------------------------------------------------------------------
1997-FST
shares..........     1.00      0.06        (0.06)       1.00     5.63      4,346,519     0.18         5.50
1997-FST Pre-
ferred shares...     1.00      0.05        (0.05)       1.00     5.53         20,258     0.28         5.44
1997-FST Admin-
istration
shares..........     1.00      0.05        (0.05)       1.00     5.37        221,256     0.43         5.26
1997-FST Service
shares..........     1.00      0.05        (0.05)       1.00     5.11        316,304     0.68         4.99
--------------------------------------------------------------------------------------------------------------
1996-FST
shares..........     1.00      0.05        (0.05)       1.00     5.45      2,540,366     0.18         5.33
1996-FST Pre-
ferred shares
(commenced
May 1)..........     1.00      0.03        (0.03)       1.00     5.31(c)      17,510     0.28(c)      5.23(c)
1996-FST Admin-
istration
shares..........     1.00      0.05        (0.05)       1.00     5.19        165,766     0.43         5.04
1996-FST Service
shares..........     1.00      0.05        (0.05)       1.00     4.93        234,376     0.68         4.84
--------------------------------------------------------------------------------------------------------------
1995-FST
shares..........     1.00      0.06        (0.06)       1.00     6.07      2,069,197     0.15         5.89
1995-FST Admin-
istration
shares..........     1.00      0.06        (0.06)       1.00     5.80        137,412     0.40         5.61
1995-FST Service
shares (com-
menced
July 14)........     1.00      0.02        (0.02)       1.00     5.41(c)       4,219     0.65(c)      4.93(c)
                     Ratios assuming no
                   waiver of fees and no
                    expense limitations
                  ------------------------
                              Ratio of net
                   Ratio of    investment
                  expenses to  income to
                  average net average net
                    assets       assets
                  --------------------------------------------------------------------------------------------
For the Years Ended December 31,
--------------------------------
1999-FST
shares..........     0.22%        5.04%
1999-FST Pre-
ferred shares...     0.32         4.95
1999-FST Admin-
istration
shares..........     0.47         4.77
1999-FST Service
shares..........     0.72         4.49
--------------------------------------------------------------------------------------------------------------
1998-FST
shares..........     0.23         5.35
1998-FST Pre-
ferred shares...     0.33         5.25
1998-FST Admin-
istration
shares..........     0.48         5.11
1998-FST Service
shares..........     0.73         4.81
--------------------------------------------------------------------------------------------------------------
1997-FST
shares..........     0.23         5.45
1997-FST Pre-
ferred shares...     0.33         5.39
1997-FST Admin-
istration
shares..........     0.48         5.21
1997-FST Service
shares..........     0.73         4.94
--------------------------------------------------------------------------------------------------------------
1996-FST
shares..........     0.23         5.28
1996-FST Pre-
ferred shares
(commenced
May 1)..........     0.33(c)      5.18(c)
1996-FST Admin-
istration
shares..........     0.48         4.99
1996-FST Service
shares..........     0.73         4.79
--------------------------------------------------------------------------------------------------------------
1995-FST
shares..........     0.23         5.81
1995-FST Admin-
istration
shares..........     0.48         5.53
1995-FST Service
shares (com-
menced
July 14)........     0.73(c)      4.85(c)

----
(a) Calculated based on the average shares outstanding methodology.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c) Annualized.

-------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust--Financial Square Funds
-------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period
Premium Money Market Fund
-------------------------------------------------------------------------------

                                                                            Net
                                                                         assets at              Ratio of net
                  Net asset                          Net asset              end    Ratio of net  investment
                  value at     Net     Distributions value at            of period expenses to   income to
                  beginning investment      to          end      Total      (in    average net  average net
                  of period income(a)  shareholders  of period return(b)  000's)      assets       assets
                   -----------------------------------------------------------------------------------------
For the Years Ended December 31,
--------------------------------
1999-FST
shares..........    $1.00     $0.05       $(0.05)      $1.00    5.10%    $312,507      0.18%        4.96%
1999-FST Pre-
ferred shares...     1.00      0.05        (0.05)       1.00    5.00       50,847      0.28         4.82
1999-FST Admin-
istration
shares..........     1.00      0.05        (0.05)       1.00    4.84       18,670      0.43         4.78
1999-FST Service
shares..........     1.00      0.04        (0.04)       1.00    4.58       17,312      0.68         4.44
------------------------------------------------------------------------------------------------------------
1998-FST
shares..........     1.00      0.05        (0.05)       1.00    5.55      479,851      0.16         5.38
1998-FST Pre-
ferred shares...     1.00      0.05        (0.05)       1.00    5.45      107,517      0.26         5.29
1998-FST Admin-
istration
shares..........     1.00      0.05        (0.05)       1.00    5.29       13,728      0.41         5.08
1998-FST Service
shares..........     1.00      0.05        (0.05)       1.00    5.03       19,655      0.66         4.79
------------------------------------------------------------------------------------------------------------
For the Period Ended December 31,
---------------------------------
1997-FST shares
(commenced
August 1).......     1.00      0.02        (0.02)       1.00    5.73(c)   218,192      0.08(c)      5.59(c)
1997-FST
Preferred shares
(commenced
August 1).......     1.00      0.02        (0.02)       1.00    5.62(c)       558      0.18(c)      5.50(c)
1997-FST
Administration
shares
(commenced
August 1).......     1.00      0.02        (0.02)       1.00    5.47(c)     1,457      0.33(c)      5.33(c)
1997-FST Service
shares
(commenced
August 1).......     1.00      0.02        (0.02)       1.00    5.20(c)       814      0.58(c)      5.17(c)
                     Ratios assuming no
                   waiver of fees and no
                    expense limitations
                  ------------------------
                              Ratio of net
                   Ratio of    investment
                  expenses to  income to
                  average net average net
                    assets       assets
                   -----------------------------------------------------------------------------------------
For the Years Ended December 31,
--------------------------------
1999-FST
shares..........     0.23%        4.91%
1999-FST Pre-
ferred shares...     0.33         4.77
1999-FST Admin-
istration
shares..........     0.48         4.73
1999-FST Service
shares..........     0.73         4.39
------------------------------------------------------------------------------------------------------------
1998-FST
shares..........     0.29         5.25
1998-FST Pre-
ferred shares...     0.39         5.16
1998-FST Admin-
istration
shares..........     0.54         4.95
1998-FST Service
shares..........     0.79         4.66
------------------------------------------------------------------------------------------------------------
For the Period Ended December 31,
---------------------------------
1997-FST shares
(commenced
August 1).......     0.43(c)      5.24(c)
1997-FST
Preferred shares
(commenced
August 1).......     0.53(c)      5.15(c)
1997-FST
Administration
shares
(commenced
August 1).......     0.68(c)      4.98(c)
1997-FST Service
shares
(commenced
August 1).......     0.93(c)      4.82(c)

----
(a) Calculated based on the average shares outstanding methodology.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c) Annualized.

-------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust--Financial Square Funds
-------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period
Treasury Obligations Fund
-------------------------------------------------------------------------------

                                                                              Net                  Ratio of net
                   Net asset                          Net asset            assets at  Ratio of net  investment
                   value at     Net     Distributions value at                end     expenses to   income to
                   beginning investment      to          end    Total      of period  average net  average net
                   of period income(a)  shareholders  of period return(b)  (in 000's)    assets       assets
                  ---------------------------------------------------------------------------------------------
For the Years Ended December 31,
--------------------------------
1999-FST
shares..........     $1.00     $0.05       $(0.05)      $1.00     4.88%    $2,320,581     0.18%        4.75%
1999-FST Pre-
ferred shares...      1.00      0.05        (0.05)       1.00     4.78        297,925     0.28         4.67
1999-FST Admin-
istration
shares..........      1.00      0.05        (0.05)       1.00     4.62      1,157,825     0.43         4.53
1999-FST Service
shares..........      1.00      0.04        (0.04)       1.00     4.36        569,993     0.68         4.28
---------------------------------------------------------------------------------------------------------------
1998-FST
shares..........      1.00      0.05        (0.05)       1.00     5.40      3,521,389     0.18         5.22
1998-FST Pre-
ferred shares...      1.00      0.05        (0.05)       1.00     5.29        285,240     0.28         5.20
1998-FST Admin-
istration
shares..........      1.00      0.05        (0.05)       1.00     5.14      1,080,454     0.43         4.94
1998-FST Service
shares..........      1.00      0.05        (0.05)       1.00     4.87        501,619     0.68         4.69
---------------------------------------------------------------------------------------------------------------
1997-FST
shares..........      1.00      0.05        (0.05)       1.00     5.50      2,217,943     0.18         5.36
1997-FST Pre-
ferred shares...      1.00      0.05        (0.05)       1.00     5.40        245,355     0.28         5.32
1997-FST Admin-
istration
shares..........      1.00      0.05        (0.05)       1.00     5.24        738,865     0.43         5.12
1997-FST Service
shares..........      1.00      0.05        (0.05)       1.00     4.98        312,991     0.68         4.87
---------------------------------------------------------------------------------------------------------------
1996-FST
shares..........      1.00      0.05        (0.05)       1.00     5.35      2,291,051     0.18         5.22
1996-FST Pre-
ferred
shares (commenced
May 1)..........      1.00      0.03        (0.03)       1.00     5.24(c)      46,637     0.28(c)      5.11(c)
1996-FST Admin-
istration shares
 ................      1.00      0.05        (0.05)       1.00     5.09        536,895     0.43         4.97
1996-FST Service
shares .........      1.00      0.05        (0.05)       1.00     4.83        220,560     0.68         4.72
---------------------------------------------------------------------------------------------------------------
1995-FST shares
 ................      1.00      0.06        (0.06)       1.00     5.96      1,587,715     0.18         5.73
1995-FST Admin-
istration shares
 ................      1.00      0.06        (0.06)       1.00     5.69        283,186     0.43         5.47
1995-FST Service
shares .........      1.00      0.05        (0.05)       1.00     5.43        139,117     0.68         5.21
                      Ratios assuming no
                    waiver of fees and no
                     expense limitations
                   ------------------------
                               Ratio of net
                    Ratio of    investment
                   expenses to  income to
                   average net average net
                     assets       assets
                  ---------------------------------------------------------------------------------------------
For the Years Ended December 31,
--------------------------------
1999-FST
shares..........      0.23%        4.70%
1999-FST Pre-
ferred shares...      0.33         4.62
1999-FST Admin-
istration
shares..........      0.48         4.48
1999-FST Service
shares..........      0.73         4.23
---------------------------------------------------------------------------------------------------------------
1998-FST
shares..........      0.23         5.17
1998-FST Pre-
ferred shares...      0.33         5.15
1998-FST Admin-
istration
shares..........      0.48         4.89
1998-FST Service
shares..........      0.73         4.64
---------------------------------------------------------------------------------------------------------------
1997-FST
shares..........      0.23         5.31
1997-FST Pre-
ferred shares...      0.33         5.27
1997-FST Admin-
istration
shares..........      0.48         5.07
1997-FST Service
shares..........      0.73         4.82
---------------------------------------------------------------------------------------------------------------
1996-FST
shares..........      0.24         5.16
1996-FST Pre-
ferred
shares (commenced
May 1)..........      0.34(c)      5.05(c)
1996-FST Admin-
istration shares
 ................      0.49         4.91
1996-FST Service
shares .........      0.74         4.66
---------------------------------------------------------------------------------------------------------------
1995-FST shares
 ................      0.23         5.68
1995-FST Admin-
istration shares
 ................      0.48         5.42
1995-FST Service
shares .........      0.73         5.16

----
(a) Calculated based on the average shares outstanding methodology.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c) Annualized.

-------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust--Financial Square Funds
-------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period
Treasury Instruments Fund
-------------------------------------------------------------------------------

                                                                              Net
                                                                           assets at              Ratio of net
                   Net asset                          Net asset               end    Ratio of net  investment
                   value at     Net     Distributions value at             of period expenses to   income to
                   beginning investment      to          end      Total       (in    average net  average net
                   of period income(a)  shareholders  of period return(b)   000's)      assets       assets
                  --------------------------------------------------------------------------------------------
For the Years Ended December 31,
--------------------------------
1999-FST
shares..........     $1.00     $0.05       $(0.05)      $1.00     4.60%    $428,732      0.18%        4.51%
1999-FST Pre-
ferred shares...      1.00      0.04        (0.04)       1.00     4.49          208      0.28         4.53
1999-FST Admin-
istration
shares..........      1.00      0.04        (0.04)       1.00     4.34       67,748      0.43         4.29
1999-FST Service
shares..........      1.00      0.04        (0.04)       1.00     4.08       42,095      0.68         4.07
--------------------------------------------------------------------------------------------------------------
1998-FST
shares..........      1.00      0.05        (0.05)       1.00     5.05      822,207      0.18         4.74
1998-FST Pre-
ferred shares...      1.00      0.05        (0.05)       1.00     4.94            2      0.28         4.68
1998-FST Admin-
istration
shares..........      1.00      0.05        (0.05)       1.00     4.79       23,676      0.43         4.62
1998-FST Service
shares..........      1.00      0.04        (0.04)       1.00     4.53       17,128      0.68         4.37
--------------------------------------------------------------------------------------------------------------
For the Period Ended December 31,
---------------------------------
1997-FST
shares (commenced
March 3)........      1.00      0.04        (0.04)       1.00     5.25(c)   496,419      0.18(c)      5.09(c)
1997-FST Pre-
ferred shares
(commenced
May 30).........      1.00      0.03        (0.03)       1.00     5.13(c)         2      0.28(c)      5.00(c)
1997-FST Admin-
istration shares
(commenced
April 1)........      1.00      0.04        (0.04)       1.00     4.99(c)     4,159      0.43(c)      4.84(c)
1997-FST Service
shares (com-
menced
March 5)........      1.00      0.04        (0.04)       1.00     4.71(c)    20,177      0.68(c)      4.62(c)
                      Ratios assuming no
                    waiver of fees and no
                     expense limitations
                   ------------------------
                               Ratio of net
                    Ratio of    investment
                   expenses to  income to
                   average net average net
                     assets       assets
                  --------------------------------------------------------------------------------------------
For the Years Ended December 31,
--------------------------------
1999-FST
shares..........      0.24%        4.45%
1999-FST Pre-
ferred shares...      0.34         4.47
1999-FST Admin-
istration
shares..........      0.49         4.23
1999-FST Service
shares..........      0.74         4.01
--------------------------------------------------------------------------------------------------------------
1998-FST
shares..........      0.29         4.63
1998-FST Pre-
ferred shares...      0.39         4.57
1998-FST Admin-
istration
shares..........      0.54         4.51
1998-FST Service
shares..........      0.79         4.26
--------------------------------------------------------------------------------------------------------------
For the Period Ended December 31,
---------------------------------
1997-FST
shares (commenced
March 3)........      0.29(c)      4.98(c)
1997-FST Pre-
ferred shares
(commenced
May 30).........      0.39(c)      4.89(c)
1997-FST Admin-
istration shares
(commenced
April 1)........      0.54(c)      4.73(c)
1997-FST Service
shares (com-
menced
March 5)........      0.79(c)      4.51(c)

----
(a) Calculated based on the average shares outstanding methodology.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c) Annualized.

-------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust--Financial Square Funds
-------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period
Government Fund
-------------------------------------------------------------------------------

                                                                             Net                  Ratio of net
                  Net asset                          Net asset            assets at  Ratio of net  investment
                  value at     Net     Distributions value at                end     expenses to   income to
                  beginning investment      to          end      Total    of period  average net  average net
                  of period income(a)  shareholders  of period return(b)  (in 000's)    assets       assets
                 ---------------------------------------------------------------------------------------------
For the Years Ended December 31,
--------------------------------
1999-FST
shares..........    $1.00     $0.05       $(0.05)      $1.00     5.03%    $2,260,275     0.18%        4.91%
1999-FST Pre-
ferred shares...     1.00      0.05        (0.05)       1.00     4.93        181,155     0.28         4.81
1999-FST Admin-
istration
shares..........     1.00      0.05        (0.05)       1.00     4.77        519,266     0.43         4.67
1999-FST Service
shares..........     1.00      0.04        (0.04)       1.00     4.51        435,192     0.68         4.35
--------------------------------------------------------------------------------------------------------------
1998-FST
shares..........     1.00      0.05        (0.05)       1.00     5.46      1,563,875     0.18         5.32
1998-FST Pre-
ferred shares...     1.00      0.05        (0.05)       1.00     5.36        245,628     0.28         5.15
1998-FST Admin-
istration
shares..........     1.00      0.05        (0.05)       1.00     5.20        407,363     0.43         5.06
1998-FST Service
shares..........     1.00      0.05        (0.05)       1.00     4.94        699,481     0.68         4.83
--------------------------------------------------------------------------------------------------------------
1997-FST
shares..........     1.00      0.05        (0.05)       1.00     5.54      1,478,539     0.18         5.41
1997-FST Pre-
ferred shares...     1.00      0.05        (0.05)       1.00     5.43          7,147     0.28         5.34
1997-FST Admin-
istration
shares..........     1.00      0.05        (0.05)       1.00     5.28        299,804     0.43         5.15
1997-FST Service
shares..........     1.00      0.05        (0.05)       1.00     5.02        580,200     0.68         4.91
--------------------------------------------------------------------------------------------------------------
1996-FST
shares..........     1.00      0.05        (0.05)       1.00     5.38        858,769     0.18         5.25
1996-FST Pre-
ferred shares
(commenced May
1)..............     1.00      0.03        (0.03)       1.00     5.26(c)         112     0.28(c)      5.14(c)
1996-FST Admin-
istration
shares..........     1.00      0.05        (0.05)       1.00     5.12        145,108     0.43         5.01
1996-FST Service
shares..........     1.00      0.05        (0.05)       1.00     4.86        223,554     0.68         4.74
--------------------------------------------------------------------------------------------------------------
1995-FST
shares..........     1.00      0.06        (0.06)       1.00     6.00        743,884     0.18         5.81
1995-FST Admin-
istration
shares..........     1.00      0.06        (0.06)       1.00     5.74         82,386     0.43         5.54
1995-FST Service
shares (com-
menced May 16)..     1.00      0.03        (0.03)       1.00     5.40(c)      14,508     0.68(c)      5.08(c)
                     Ratios assuming no
                   waiver of fees and no
                    expense limitations
                  ------------------------
                              Ratio of net
                   Ratio of    investment
                  expenses to  income to
                  average net average net
                    assets       assets
                 ---------------------------------------------------------------------------------------------
For the Years Ended December 31,
--------------------------------
1999-FST
shares..........     0.22%        4.87%
1999-FST Pre-
ferred shares...     0.32         4.77
1999-FST Admin-
istration
shares..........     0.47         4.63
1999-FST Service
shares..........     0.72         4.31
--------------------------------------------------------------------------------------------------------------
1998-FST
shares..........     0.23         5.27
1998-FST Pre-
ferred shares...     0.33         5.10
1998-FST Admin-
istration
shares..........     0.48         5.01
1998-FST Service
shares..........     0.73         4.78
--------------------------------------------------------------------------------------------------------------
1997-FST
shares..........     0.24         5.35
1997-FST Pre-
ferred shares...     0.34         5.28
1997-FST Admin-
istration
shares..........     0.49         5.09
1997-FST Service
shares..........     0.74         4.85
--------------------------------------------------------------------------------------------------------------
1996-FST
shares..........     0.24         5.19
1996-FST Pre-
ferred shares
(commenced May
1)..............     0.34(c)      5.08(c)
1996-FST Admin-
istration
shares..........     0.49         4.95
1996-FST Service
shares..........     0.74         4.68
--------------------------------------------------------------------------------------------------------------
1995-FST
shares..........     0.24         5.75
1995-FST Admin-
istration
shares..........     0.49         5.48
1995-FST Service
shares (com-
menced May 16)..     0.74(c)      5.02(c)

----
(a) Calculated based on the average shares outstanding methodology.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and complete redemption of the investment at the net asset value at the end of the period.
(c) Annualized.

-------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust--Financial Square Funds
-------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period
Federal Fund
-------------------------------------------------------------------------------

                                                                            Net                  Ratio of net
                  Net Asset                          Net asset           assets at  Ratio of net  investment
                  value at     Net     Distributions value at               end     expenses to   income to
                  beginning investment      to          end      Total   of period  average net  average net
                  of period income(a)  shareholders  of period return(b) (in 000's)    assets       assets
                  -------------------------------------------------------------------------------------------
For the Years Ended December 31,
--------------------------------
1999-FST
shares..........    $1.00     $0.05       $(0.05)      $1.00    5.05%    $4,206,119     0.18%        4.96%
1999-FST Pre-
ferred shares...     1.00      0.05        (0.05)       1.00    4.94        186,590     0.28         5.05
1999-FST Admin-
istration
shares..........     1.00      0.05        (0.05)       1.00    4.79        789,529     0.43         4.71
1999-FST Service
shares..........     1.00      0.04        (0.04)       1.00    4.53        478,635     0.68         4.46
-------------------------------------------------------------------------------------------------------------
1998-FST
shares..........     1.00      0.05        (0.05)       1.00    5.41      2,346,254     0.18         5.24
1998-FST Pre-
ferred shares...     1.00      0.05        (0.05)       1.00    5.31         26,724     0.28         5.20
1998-FST Admin-
istration
shares..........     1.00      0.05        (0.05)       1.00    5.15        690,084     0.43         5.02
1998-FST Service
shares..........     1.00      0.05        (0.05)       1.00    4.89        321,124     0.68         4.78
-------------------------------------------------------------------------------------------------------------
For the Period Ended December 31,
---------------------------------
1997-FST shares
(commenced Feb-
ruary 28).......     1.00      0.05        (0.05)       1.00    5.51(c)   1,125,681     0.18(c)      5.39(c)
1997-FST Pre-
ferred shares
(commenced May
30).............     1.00      0.03        (0.03)       1.00    5.43(c)     194,375     0.28(c)      5.26(c)
1997-FST Admin-
istration shares
(commenced April
1)..............     1.00      0.04        (0.04)       1.00    5.27(c)     625,334     0.43(c)      5.15(c)
1997-FST Service
shares (com-
menced March
25).............     1.00      0.04        (0.04)       1.00    5.00(c)     228,447     0.68(c)      4.78(c)
                     Ratios assuming no
                   waiver of fees and no
                    expense limitations
                  ------------------------
                              Ratio of net
                   Ratio of    investment
                  expenses to  income to
                  average net average net
                    assets       assets
                  -------------------------------------------------------------------------------------------
For the Years Ended December 31,
--------------------------------
1999-FST
shares..........     0.23%        4.91%
1999-FST Pre-
ferred shares...     0.33         5.00
1999-FST Admin-
istration
shares..........     0.48         4.66
1999-FST Service
shares..........     0.73         4.41
-------------------------------------------------------------------------------------------------------------
1998-FST
shares..........     0.24         5.18
1998-FST Pre-
ferred shares...     0.34         5.14
1998-FST Admin-
istration
shares..........     0.49         4.96
1998-FST Service
shares..........     0.74         4.72
-------------------------------------------------------------------------------------------------------------
For the Period Ended December 31,
---------------------------------
1997-FST shares
(commenced Feb-
ruary 28).......     0.27(c)      5.30(c)
1997-FST Pre-
ferred shares
(commenced May
30).............     0.37(c)      5.17(c)
1997-FST Admin-
istration shares
(commenced April
1)..............     0.52(c)      5.06(c)
1997-FST Service
shares (com-
menced March
25).............     0.77(c)      4.69(c)

----
(a) Calculated based on the average shares outstanding methodology.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c) Annualized.

-------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust--Financial Square Funds
-------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period
Tax-Free Money Market Fund
-------------------------------------------------------------------------------

                                                                             Net                  Ratio of net
                  Net asset                          Net asset            assets at  Ratio of net  investment
                  value at     Net     Distributions value at                end     expenses to   income to
                  beginning investment      to          end      Total    of period  average net  average net
                  of period income(a)  shareholders  of period return(b)  (in 000's)    assets       assets
                  --------------------------------------------------------------------------------------------
For the Years Ended December 31,
--------------------------------
1999-FST
shares..........    $1.00     $0.03       $(0.03)      $1.00     3.13%    $1,775,327     0.18%        3.12%
1999-FST Pre-
ferred shares...     1.00      0.03        (0.03)       1.00     3.03         31,359     0.28         2.99
1999-FST Admin-
istration
shares..........     1.00      0.03        (0.03)       1.00     2.88        127,967     0.43         2.81
1999-FST Service
shares..........     1.00      0.03        (0.03)       1.00     2.62         69,465     0.68         2.61
--------------------------------------------------------------------------------------------------------------
1998-FST
shares..........     1.00      0.03        (0.03)       1.00     3.34      1,456,002     0.18         3.28
1998-FST Pre-
ferred shares...     1.00      0.03        (0.03)       1.00     3.24         20,882     0.28         3.17
1998-FST Admin-
istration
shares..........     1.00      0.03        (0.03)       1.00     3.08        146,800     0.43         3.04
1998-FST Service
shares..........     1.00      0.03        (0.03)       1.00     2.83         50,990     0.68         2.77
--------------------------------------------------------------------------------------------------------------
1997-FST
shares..........     1.00      0.04        (0.04)       1.00     3.54        939,407     0.18         3.50
1997-FST Pre-
ferred shares...     1.00      0.03        (0.03)       1.00     3.43         35,152     0.28         3.39
1997-FST Admin-
istration
shares..........     1.00      0.03        (0.03)       1.00     3.28        103,049     0.43         3.27
1997-FST Service
shares..........     1.00      0.03        (0.03)       1.00     3.02         42,578     0.68         3.01
--------------------------------------------------------------------------------------------------------------
1996-FST
shares..........     1.00      0.03        (0.03)       1.00     3.39        440,838     0.18         3.35
1996-FST Pre-
ferred shares
(commenced May
1)..............     1.00      0.02        (0.02)       1.00     3.30(c)      28,731     0.28(c)      3.26(c)
1996-FST Admin-
istration shares
 ................     1.00      0.03        (0.03)       1.00     3.13         51,661     0.43         3.10
1996-FST Service
shares..........     1.00      0.03        (0.03)       1.00     2.88         19,855     0.68         2.85
--------------------------------------------------------------------------------------------------------------
1995-FST
shares..........     1.00      0.04        (0.04)       1.00     3.89        448,367     0.14         3.81
1995-FST Admin-
istration
shares..........     1.00      0.04        (0.04)       1.00     3.63         20,939     0.39         3.54
1995-FST Service
shares..........     1.00      0.03        (0.03)       1.00     3.38         19,860     0.64         3.32
                     Ratios assuming no
                   waiver of fees and no
                    expense limitations
                  ------------------------
                              Ratio of net
                   Ratio of    investment
                  expenses to  income to
                  average net average net
                    assets       assets
                  --------------------------------------------------------------------------------------------
For the Years Ended December 31,
--------------------------------
1999-FST
shares..........     0.22%        3.08%
1999-FST Pre-
ferred shares...     0.32         2.95
1999-FST Admin-
istration
shares..........     0.47         2.77
1999-FST Service
shares..........     0.72         2.57
--------------------------------------------------------------------------------------------------------------
1998-FST
shares..........     0.23         3.23
1998-FST Pre-
ferred shares...     0.33         3.12
1998-FST Admin-
istration
shares..........     0.48         2.99
1998-FST Service
shares..........     0.73         2.72
--------------------------------------------------------------------------------------------------------------
1997-FST
shares..........     0.24         3.44
1997-FST Pre-
ferred shares...     0.34         3.33
1997-FST Admin-
istration
shares..........     0.49         3.21
1997-FST Service
shares..........     0.74         2.95
--------------------------------------------------------------------------------------------------------------
1996-FST
shares..........     0.23         3.30
1996-FST Pre-
ferred shares
(commenced May
1)..............     0.33(c)      3.21(c)
1996-FST Admin-
istration shares
 ................     0.48         3.05
1996-FST Service
shares..........     0.73         2.80
--------------------------------------------------------------------------------------------------------------
1995-FST
shares..........     0.24         3.71
1995-FST Admin-
istration
shares..........     0.49         3.44
1995-FST Service
shares..........     0.74         3.22

----
(a) Calculated based on the average shares outstanding methodology.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c) Annualized.

-------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust--Financial Square Funds
--------------------------------------------------------------------------------

Report of Independent Public Accountants
---------------------------------------  ---------------------------------------

To the Shareholders and Board of Trustees of Goldman Sachs Trust--Financial Square Funds:

 We have audited the accompanying statements of assets and liabilities of Goldman Sachs Trust--Financial Square Funds (a Delaware Business Trust comprising the Prime Obligations, Money Market, Premium Money Market, Treasury Obligations, Treasury Instruments, Government, Federal and Tax-Free Money Market Funds), including the statements of investments, as of December 31, 1999, and the related statements of operations and the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting Goldman Sachs Trust--Financial Square Funds as of December 31, 1999, the results of their operations and the changes in their net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                                             ARTHUR ANDERSEN LLP

Boston, Massachusetts
February 14, 2000

                                    PART C
                               OTHER INFORMATION

Item 23. Exhibits
         --------

     The following exhibits relating to Goldman Sachs Trust are incorporated herein by reference to Post-Effective Amendment No. 26 to Goldman Sachs Trust's Registration Statement on Form N-1A (Accession No. 000950130-95-002856); to Post-Effective Amendment No. 27 to such Registration Statement (Accession No. 0000950130-96-004931); to Post-Effective Amendment No. 29 to such Registration Statement (Accession No. 0000950130-97-000573); to Post-Effective Amendment No. 31 to such Registration Statement (Accession No. 0000950130-97-000805); to Post-Effective Amendment No. 32 to such Registration Statement (Accession No. 0000950130-97-0001846); to Post-Effective Amendment No. 40 to such Registration Statement (Accession No. 0000950130-97-004495); to Post-Effective Amendment No. 41 to such Registration Statement (Accession No 0000950130-98-000676); to Post-Effective Amendment No. 43 to such Registration Statement (Accession No. 0000950130-98-000965); to Post-Effective Amendment No. 44 to such Registration Statement (Accession No. 0000950130-98-002160); to Post-Effective Amendment No. 46 to such Registration Statement (Accession No. 0000950130-98-003563); to Post-Effective Amendment No. 47 to such Registration Statement (Accession No. 0000950130-98-004845); to Post-Effective Amendment No. 48 to such Registration Statement (Accession No. 0000950109-98-005275); to Post-Effective Amendment No. 50 to such Registration Statement (Accession No. 0000950130-98-006081); to Post-Effective Amendment No. 51 to such Registration Statement (Accession No. 0000950130-99-000178); to Post-Effective Amendment No. 52 to such Registration Statement (Accession No. 0000950130-99-000742); to Post-Effective Amendment No. 53 to such Registration Statement (Accession No. 0000950130-99-001069); to Post-Effective Amendment No. 54 to such Registration Statement (Accession No. 0000950130-99-002212); to Post-Effective Amendment No. 55 to such Registration Statement (Accession No. 0000950109-99-002544); to Post-Effective Amendment No. 56 to such Registration Statement (Accession No. 0000950130-99-005294); to Post-Effective Amendment No. 57 to such Registration Statement (Accession No. 0000950109-99-003474); to Post-Effective Amendment No. 58 to such Registration Statement (Accession No. 0000950109-99-004208); to Post-Effective Amendment No. 59 to such Registration Statement (Accession No. 0000950130-99-006810); to Post-Effective Amendment No. 60 to such Registration Statement (Accession No. 0000950109-99-004538) (no exhibits filed as part of this Amendment), to Post-Effective Amendment No. 61 to such Registration Statement (Accession No. 0000950130-00-000099) (no exhibits filed as part of this Amendment); to Post-Effective Amendment No. 62 to such Registration Statement (Accession No. 0000950109-00-000585) and to Post-

Effective Amendment No. 63 to such Registration Statement (Accession no. 0000950109-00-001365).

     (a)(1). Agreement and Declaration of Trust dated January 28, 1997. (Accession No. 0000950130-97-000573.)

     (a)(2). Amendment No. 1 dated April 24, 1997 to Agreement and Declaration of Trust January 28, 1997. (Accession No. 0000950130-97-004495.)

     (a)(3). Amendment No. 2 dated July 21, 1997 to Agreement and Declaration of Trust, as amended, dated January 28, 1997. (Accession No. 0000950130-97-004495.)

     (a)(4). Amendment No. 3 dated October 21, 1997 to the Agreement and Declaration of Trust, as amended, dated January 28, 1997. (Accession No. 0000950130-98-000676.)

     (a)(5). Amendment No. 4 dated January 28, 1998 to the Agreement and Declaration of Trust, as amended, dated January 28, 1997. (Accession No. 0000950130-98-000676.)

     (a)(6). Amendment No. 5 dated April 23, 1998 to Agreement and Declaration of Trust as amended, dated January 28, 1997. (Accession No. 0000950130-98-004845.)

     (a)(7). Amendment No. 6 dated July 22, 1998 to Agreement and Declaration of Trust as amended, dated January 28, 1997. (Accession No. 0000950130-98-004845.)

     (a)(8). Amendment No. 7 dated November 3, 1998 to Agreement and Declaration of Trust as amended, dated January 28, 1997. (Accession No. 0000950130-98-006081.)

     (a)(9). Amendment No. 8 dated January 22, 1999 to Agreement and Declaration of Trust as amended, dated January 28, 1997. (Accession No. 0000950130-99-000742.)

     (a)(10). Amendment No. 9 dated April 28, 1999 to Agreement and Declaration of Trust as amended, dated January 28, 1997. (Accession No. 0000950109-99-002544.)

     (a)(11). Amendment No. 10 dated July 27, 1999 to Agreement and Declaration of Trust as amended, dated January 28, 1997. (Accession No. 0000950130-99-005294.)

     (a)(12). Amendment No. 11 dated July 27, 1999 to Agreement and Declaration of Trust as amended, dated January 28, 1997. (Accession No. 0000950130-99-005294.)

     (a)(13). Amendment No. 12 dated October 26, 1999 to Agreement and Declaration of Trust as amended, dated January 28, 1997. (Accession No. 0000950130-99-004208.)

     (a)(14). Amendment No. 13 dated February 3, 2000 to Agreement and Declaration of Trust, as amended, dated January 28, 1997. (Accession No. 0000950109-00-000585.)

     (b). Amended and Restated By-laws of the Delaware business trust dated January 28, 1997. (Accession No. 0000950130-97-000573.)

     (b)(2). Amended and Restated By-laws of the Delaware business trust dated January 28, 1997, as amended or restated July 27, 1999. (Accession No. 0000950130-99-005294.)

     (c).      Not applicable.

     (d)(1). Management Agreement dated April 30, 1997 between Registrant, on behalf of Goldman Sachs Short Duration Government Fund, and Goldman Sachs Funds Management, L.P. (Accession No. 0000950130-98-000676.)

     (d)(2). Management Agreement dated April 30, 1997 between Registrant, on behalf of Goldman Sachs Adjustable Rate Government Fund, and Goldman Sachs Funds Management, L.P. (Accession No. 0000950130-98-000676.)

     (d)(3). Management Agreement dated April 30, 1997 between Registrant, on behalf of Goldman Sachs Short Duration Tax-Free Fund, and Goldman Sachs Asset Management. (Accession No. 0000950130-98-000676.)

     (d)(4). Management Agreement dated April 30, 1997 between Registrant, on behalf of Goldman Sachs Core Fixed Income Fund, and Goldman Sachs Asset Management. (Accession No. 0000950130-98-000676.)

     (d)(5). Management Agreement dated April 30, 1997 between the Registrant, on behalf of Goldman Sachs - Institutional Liquid Assets, and Goldman Sachs Asset Management. (Accession No. 0000950130-98-000676.)

     (d)(6). Management Agreement dated April 30, 1997 between Registrant, Goldman Sachs Asset Management, Goldman Sachs Fund Management L.P. and Goldman, Sachs Asset Management International. (Accession No. 0000950109-98-005275.)

     (d)(7). Management Agreement dated January 1, 1998 on behalf of the Goldman Sachs Asset Allocation Portfolios and Goldman Sachs Asset Management. (Accession No. 0000950130-98-000676.)

     (d)(8). Amended Annex A to Management Agreement dated January 1, 1998 on behalf of the Goldman Sachs Asset Allocation Portfolios and Goldman Sachs Asset Management (Conservative Strategy Portfolio) (Accession No. 0000950130-99-000742.)

     (d)(9). Amended Annex A dated April 28, 1999 to Management Agreement dated April 30, 1997. (Accession No. 0000950109-99-002544.)

     (d)(10). Amended Annex A dated July 27, 1999 to Management Agreement dated April 30, 1997. (Accession No. 0000950130-99-005294.)

     (d)(11). Amended Annex A dated October 26, 1999 to Management Agreement dated April 30, 1997. (Accession No. 0000950130-99-004208.)

     (d) (12) Amended Annex A dated February 3, 2000 to Management Agreement dated April 30, 1997 (Accession No.0000950109-00-001365).

     (e). Distribution Agreement dated April 30, 1997 as amended February 3, 2000 between Registrant and Goldman, Sachs & Co. (Accession No. 0000950109-00-000585.)

     (f).      Not applicable.

     (g)(1). Custodian Agreement dated July 15, 1991, between Registrant and State Street Bank and Trust Company. (Accession No. 0000950130-95-002856.)

     (g)(2). Custodian Agreement dated December 27, 1978 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets, filed as Exhibit 8(a). (Accession No. 0000950130-98-000965.)

     (g)(3). Letter Agreement dated December 27, 1978 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets, pertaining to the fees payable by Registrant pursuant to the Custodian Agreement, filed as Exhibit 8(b). (Accession No. 0000950130-98-000965.)

     (g)(4). Amendment dated May 28, 1981 to the Custodian Agreement referred to above as Exhibit (g)(2) (Accession No. 0000950130-98-000965.)

     (g)(5). Fee schedule relating to the Custodian Agreement between Registrant on behalf of the Goldman Sachs Asset Allocation Portfolios and State Street Bank and Trust Company. (Accession No. 0000950130-97-004495.)

     (g)(6). Letter Agreement dated June 14, 1984 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets, pertaining to a change in wire charges under the Custodian Agreement, filed as Exhibit 8(d). (Accession No. 0000950130-98-000965.)

     (g)(7). Letter Agreement dated March 29, 1983 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets, pertaining to the latter's designation of Bank of America, N.T. and S.A. as its subcustodian and certain other matters, filed as Exhibit 8(f). (Accession No. 0000950130-98-000965.)

     (g)(8). Letter Agreement dated March 21, 1985 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets, pertaining to the creation of a joint repurchase agreement account, filed as Exhibit 8(g). (Accession No. 0000950130-98-000965.)

     (g)(9). Letter Agreement dated November 7, 1985, with attachments, between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets, authorizing State Street Bank and Trust Company to permit redemption of units by check, filed as Exhibit 8(h). (Accession No. 0000950130-98-000965.)

     (g)(10). Money Transfer Services Agreement dated November 14, 1985, including attachment, between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets, pertaining to transfers of funds on deposit with State Street Bank and Trust Company, filed as Exhibit 8(i). (Accession No. 0000950130-98-000965.)

     (g)(11). Letter Agreement dated November 27, 1985 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets, amending the Custodian Agreement. (Accession No. 0000950130-98-000965.)

     (g)(12). Letter Agreement dated July 22, 1986 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets, pertaining to a change in wire charges. (Accession No. 0000950130-98-000965.)

     (g)(13). Letter Agreement dated June 20, 1987 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets, amending the Custodian Agreement. (Accession No. 0000950130-98-000965.)

     (g)(14). Letter Agreement between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets, pertaining to the latter's designation of Security Pacific National Bank as its subcustodian and certain other matters. (Accession No. 0000950130-98-000965.)

     (g)(15). Amendment dated July 19, 1988 to the Custodian Agreement between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets. Accession No. 0000950130-98-000965.)

     (g)(16). Amendment dated December 19, 1988 to the Custodian Agreement between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets. Accession No. 0000950130-98-000965.)

     (g)(17). Custodian Agreement dated April 6, 1990 between Registrant and State Street Bank and Trust Company on behalf of Goldman Sachs Capital Growth Fund. (Accession No. 0000950130-98-006081.)

     (g)(18). Sub-Custodian Agreement dated March 29, 1983 between State Street Bank and Trust Company and Bank of America, National Trust and Savings Association on behalf of Goldman Sachs Institutional Liquid Assets. (Accession No. 0000950130-98-006081.)

     (g)(19). Fee schedule dated January 8, 1999 relating to Custodian Agreement dated April 6, 1990 between Registrant and State Street Bank and Trust Company (Conservative Strategy Portfolio). (Accession No. 0000950130-99-000742.)

     (g)(20). Fee schedule dated April 12, 1999 relating to Custodian Agreement dated April 6, 1990 between Registrant and State Street Bank and Trust Company (Strategic Growth and Growth Opportunities Portfolios). (Accession No. 0000950109-99-002544.)

     (g)(21). Fee schedule dated July 19, 1999 relating to Custodian Agreement dated April 6, 1990 between Registrant and State Street Bank and Trust Company (Internet Tollkeeper Fund). (Accession No. 0000950130-99-005294.)

     (g)(22). Fee schedule dated October 1, 1999 relating to the Custodian Agreement dated April 6, 1990 between Registrant and State Street Bank and Trust Company (Large Cap Value Fund). (Accession No. 0000950130-99-006810.)

     (g)(23). Fee schedule dated January 12, 2000 relating to Custodian Agreement dated April 6, 1990 between Registrant and State Street Bank and Trust Company (CORE Tax-Managed Equity Fund). (Accession No. 0000950109-00-000585.)

     (g)(24). Fee schedule dated January 6, 2000 relating to Custodian Agreement dated July 15, 1991 between Registrant and State Street Bank and Trust Company (High Yield Municipal Fund). (Accession No. 0000950109-00-000585.)

     (g)(25). Additional Portfolio Agreement dated September 27, 1999 between Registrant and State Street Bank and Trust Company. (Accession No. 0000950109-00-000585.)

     (g)(26). Letter Agreement dated September 27, 1999 between Registrant and State Street Bank and Trust Company relating to Custodian Agreement dated December 27, 1978. (Accession No. 0000950109-00-000585.)

     (g)(27). Letter Agreement dated September 27, 1999 between Registrant and State Street Bank and Trust Company relating to Custodian Agreement dated April 6, 1990. (Accession No. 0000950109-00-000585.)

     (g)(28). Letter Agreement dated September 27, 1999 between Registrant and State Street Bank and Trust Company relating to Custodian Agreement dated July 15, 1991. (Accession No. 0000950109-00-000585.)

     (h)(1). Wiring Agreement dated June 20, 1987 among Goldman, Sachs & Co., State Street Bank and Trust Company and The Northern Trust Company. (Accession No. 0000950130-98-000965.)

     (h)(2). Letter Agreement dated June 20, 1987 regarding use of checking account between Registrant and The Northern Trust Company. (Accession No. 0000950130-98-000965.)

     (h)(3). Transfer Agency Agreement dated July 15, 1991 between Registrant and Goldman, Sachs & Co. (Accession No. 0000950130-95-002856.)

     (h)(4). Fee schedule relating to Transfer Agency Agreement between Registrant on behalf of the Goldman Sachs Asset Allocation Portfolios and Goldman, Sachs & Co. (Accession No. 0000950130-97-004495.)

     (h)(7). Fee schedule dated July 31, 1998 relating to Transfer Agency Agreement between Registrant and Goldman, Sachs & Co. on behalf of all Funds of Goldman Sachs Trust other than the Institutional Liquid Assets and Financial Square Money Market Funds. (Accession No. 0000950130-98-004845.)

     (h)(8). Transfer Agency Agreement dated May 1, 1988 between Goldman Sachs Institutional Liquid

               Assets and Goldman, Sachs & Co. (Accession No. 0000950130-98-006081.)

     (h)(9). Fee Schedule dated July 31, 1998 relating to Transfer Agency Agreement between Registrant and Goldman, Sachs & Co. on behalf of ILA Money Market Funds. (Accession No. 0000950130-98-006081.)

     (h)(10). Transfer Agency Agreement dated April 30, 1997 between Registrant and Goldman, Sachs & Co. on behalf of the Financial Square Funds. (Accession No. 0000950130-98-006081.)

     (h)(11). Transfer Agency Agreement dated April 6, 1990 between GS-Capital Growth Fund, Inc. and Goldman Sachs & Co. (Accession No. 0000950130-98-006081.)

     (h)(12). Goldman Sachs - Institutional Liquid Assets Administration Class Administration Plan dated April 22, 1998. (Accession No. 0000950130-98-006081.)

     (h)(13). FST Administration Class Administration Plan dated April 22, 1998. (Accession No. 0000950130-98-006081.)

     (h)(14). Goldman Sachs - Institutional Liquid Assets Service Class Service Plan dated April 22, 1998. (Accession No. 0000950130-98-006081.)

     (h)(15). FST Service Class Service Plan dated April 22, 1998. (Accession No. 0000950130-98-006081.)

     (h)(16). FST Preferred Class Preferred Administration Plan dated April 22, 1998. (Accession No. 0000950130-98-006081.)

     (h)(17). Goldman Sachs Trust Administration Class Administration Plan dated April 23, 1998. (Accession No. 0000950130-98-006081.)

     (h)(18). Goldman Sachs Trust Service Class Service Plan dated April 22, 1998. (Accession No. 0000950130-98-006081.)

     (h)(19). Cash Management Shares Service Plan dated May 1, 1998. (Accession No. 0000950130-98-006081.)

     (h)(20). Form of Retail Service Agreement on behalf of Goldman Sachs Trust relating to Class A

               Shares of Goldman Sachs Asset Allocation Portfolios, Goldman Sachs Fixed Income Funds, Goldman Sachs Domestic Equity Funds and Goldman Sachs International Equity Funds. (Accession No. 0000950130-98-006081.)

     (h)(21). Form of Retail Service Agreement on behalf of Goldman Sachs Trust relating to the Preferred Class, Administration Class, Service Class and Cash Management Class, as applicable, of Goldman Sachs Financial Square Funds, Goldman Sachs - International Liquid Asset Portfolios, Goldman Sachs Fixed Income Funds, Goldman Sachs Domestic Equity Funds, Goldman Sachs International Equity Funds and Goldman Sachs Asset Allocation Portfolios. (Accession No. 0000950130-98-006081.)

     (h)(22). Form of Supplemental Service Agreement on behalf of Goldman Sachs Trust relating to the Administrative Class, Service Class and Cash Management Class of Goldman Sachs - Institutional Liquid Assets Portfolios. (Accession No. 0000950130-98-006081.)

     (h)(23). Form of Supplemental Service Agreement on behalf of Goldman Sachs Trust relating to the FST Shares, FST Preferred Shares, FST Administration Shares and FST Service Shares of Goldman Sachs Financial Square Funds. (Accession No. 0000950130-98-006081.)

     (h)(24). Fee Schedule dated July 31, 1998 relating to Transfer Agency Agreement dated July 15, 1991 between the Registrant and Goldman, Sachs & Co. (Internet Tollkeeper Fund). (Accession No. 0000950130-99-005294.)

     (h)(25). FST Select Shares Plan dated October 26, 1999. (Accession No. 0000950130-99-006810).

     (i)(1). Opinion of Drinker, Biddle & Reath LLP. (With respect to the Asset Allocation Portfolios). (Accession No. 0000950130-97-004495.)

     (i)(2). Opinion of Morris, Nichols, Arsht & Tunnell. (Accession No. 0000950130-97-001846.)

     (i)(3). Opinion of Drinker Biddle & Reath LLP. (With respect to Japanese Equity and International Small Cap). (Accession No. 0000950130-98-003563.)

     (i)(4). Opinion of Drinker Biddle & Reath LLP. (With respect to Cash Management Shares). (Accession No. 0000950130-98-003563.)

     (i)(5). Opinion of Drinker Biddle & Reath LLP. (With respect to the European Equity Fund). (Accession No. 0000950130-98-006081.)

     (i)(6). Opinion of Drinker Biddle & Reath LLP. (With respect to the CORE Large Cap Value Fund). (Accession No. 0000950130-98-006081.)

     (i)(7). Opinion of Drinker Biddle & Reath LLP (with respect to the Conservative Strategy Portfolio). (Accession No. 0000950130-99-001069.)

     (i)(8). Opinion of Drinker Biddle & Reath LLP (with respect to the Strategic Growth and Growth Opportunities Portfolios). (Accession No. 0000950109-99-002544.)

     (i)(9). Opinion of Drinker Biddle & Reath LLP (with respect to the Internet Tollkeeper Fund). Accession No. 0000950109-99-004208.)

     (i)(10). Opinion of Drinker Biddle & Reath LLP (with respect to the Large Cap Value Fund). (Accession No. 0000950130-99-006810).

     (i)(11). Opinion of Drinker Biddle & Reath LLP (with respect to FST Select Shares). (Accession No. 0000950109-00-000585.)

     (i)(12). Opinion of Drinker Biddle & Reath LLP (with respect to the High Yield Municipal Fund). (Accession No. 0000950109-00-001365).

     (i)(13). Opinion of Drinker Biddle & Reath LLP (with respect to the CORE Tax-Managed Equity Fund). (Accession No. 0000950109-00-001365).


     (j).      None.

     (k).      Not applicable.

     (l).      Not applicable.

     (m)(1). Class A Distribution and Service Plan amended and restated as of September 1, 1998. (Accession No. 0000950130-98-004845.)

     (m)(2). Class B Distribution and Service Plan amended and restated as of September 1, 1998. (Accession No. 0000950130-98-004845.)

     (m)(3). Class C Distribution and Service Plan amended and restated as of September 1, 1998. (Accession No. 0000950130-98-004845.)

     (m)(4). Cash Management Shares Plan of Distribution pursuant to Rule 12b-1 dated May 1, 1998. (Accession No. 0000950130-98-006081.)

     (n).      None.

     (o). Plan dated October 26, 1999 entered into by Registrant pursuant to Rule 18f-3. (Accession No. 0000950130-99-006810).

     (q)(1). Powers of Attorney of Messrs. Bakhru, Ford, Grip, Shuch, Smart, Springer, Strubel, McNulty, Mosior, Gilman, Perlowski, Richman, Surloff, Mmes. MacPherson, Mucker and Taylor. (Accession No. 0000950130-97-000805.)

     (q)(2). Powers of Attorney dated October 21, 1997 on behalf of James A. Fitzpatrick and Valerie A. Zondorak. (Accession No. 0000950130-98-000676.)

The following exhibits relating to Goldman Sachs Trust are filed herewith electronically pursuant to EDGAR rules:

     (j)(1) Consent of Independent Auditors.

     (j)(2) Consent of Independent Auditors.

Item 24.  Persons Controlled by or Under Common Control with Registrant.
          -------------------------------------------------------------

Not Applicable.

Item 25. Indemnification
         ---------------

Article IV of the Declaration of Trust of Goldman Sachs Trust, Delaware business trust, provides for indemnification of the Trustees, officers and agents of the Trust, subject to certain limitations. The Declaration of Trust is incorporated by reference to Exhibit (a)(1).

The Management Agreement with each of the Funds (other than the ILA Portfolios) provides that the applicable Investment Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser or from reckless disregard by the Investment Adviser of its obligations or duties under the Management Agreement. Section 7 of the Management Agreement with respect to the ILA Portfolios provides that the ILA Portfolios will indemnify the Adviser against certain liabilities; provided, however, that such indemnification does not apply to any loss by reason of its willful misfeasance, bad faith or gross negligence or the Adviser's reckless disregard of its obligation under the Management Agreement. The Management Agreements are incorporated by reference to Exhibits (d)(1) through (d)(7).

Section 9 of the Distribution Agreement between the Registrant and Goldman Sachs dated April 30, 1997, as amended February 3, 2000 and Section 7 of the Transfer Agency Agreements between the Registrant and Goldman, Sachs & Co. dated July 15, 1991, May 1, 1988, April 30, 1997 and April 6, 1990 each provide that the Registrant will indemnify Goldman, Sachs & Co. against certain liabilities. A copy of the Distribution Agreement is incorporated by reference to Exhibit (e). The Transfer Agency Agreements are incorporated by reference as Exhibits (h)(3),
(h)(8), (h)(10) and (h)(11), respectively, to the Registrant's Registration Statement.

Mutual fund and Trustees and officers liability policies purchased jointly by the Registrant, Trust for Credit Unions, Goldman Sachs Variable Insurance Trust and The Commerce Funds insure such persons and their respective trustees, partners, officers and employees, subject to the policies' coverage limits and exclusions and varying deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 26.  Business and Other Connections of Investment Adviser.
          ----------------------------------------------------

The business and other connections of the officers and Managing Directors of Goldman, Sachs & Co., Goldman Sachs Funds Management, L.P., and Goldman Sachs Asset Management International are listed on their respective Forms ADV as currently filed with the Commission (File Nos. 801-16048,

801-37591 and 801-38157, respectively) the texts of which are hereby incorporated by reference.

Item 27. Principal Underwriters.
         ----------------------


(a) Goldman, Sachs & Co. or an affiliate or a division thereof currently serves as investment adviser and distributor of the units of Trust for Credit Unions, for shares of Goldman Sachs Trust and for shares of Goldman Sachs Variable Insurance Trust. Goldman, Sachs & Co., or a division thereof currently serves as administrator and distributor of the units or shares of The Commerce Funds.

(b) Set forth below is certain information pertaining to the Managing Directors of Goldman, Sachs & Co., the Registrant's principal underwriter, who are members of Goldman, Sachs & Co.'s Management Committee. None of the members of the management committee holds a position or office with the Registrant, except John
P. McNulty who is a trustee of the Registrant.


GOLDMAN SACHS MANAGEMENT COMMITTEE


Name and Principal
Business Address                                    Position
------------------                                  --------

Henry M. Paulson, Jr. (1)                           Chairman and Chief
                                                    Executive Officer

Robert J. Hurst (1)                                 Vice Chairman

John A. Thain (1)(3)                                President and Co-Chief
                                                    Operating Officer

John L. Thornton (3)                                President and Co-Chief
                                                    Operating Officer

Lloyd C. Blankfein (1)                              Managing Director

Richard A. Friedman (1)                             Managing Director

Steven M. Heller (1)                                Managing Director

Robert S. Kaplan (1)                                Managing Director

Robert J. Katz (1)                                  Managing Director

John P. McNulty (2)                                 Managing Director

Name and Principal
Business Address                                    Position
------------------                                  --------

Michael P. Mortara (1)                              Managing Director

Daniel M. Neidich (1)                               Managing Director

Robin Neustein (2)                                  Managing Director

Mark Schwartz (4)                                   Managing Director

Robert K. Steel (2)                                 Managing Director

Leslie C. Tortora (2)                               Managing Director

Patrick J. Ward (3)                                 Managing Director

Gregory K. Palm (1)                                 Counsel and Managing
                                                    Director

 _______________________

   (1)  85 Broad Street, New York, NY 10004
   (2)  One New York Plaza, New York, NY 10004
   (3)  Peterborough Court, 133 Fleet Street, London EC4A 2BB, England
   (4)  ARK Mori Building, 12-32 Akasaka I-Chome Minato-KY,
        Tokyo 107-6019, Japan

(c) Not Applicable.

Item 28.  Location of Accounts and Records.
          --------------------------------

The Declaration of Trust, By-laws and minute books of the Registrant and certain investment adviser records are in the physical possession of Goldman Sachs Asset Management, 32 Old Slip, New York, New York 10005. All other accounts, books and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the physical possession of State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105 except for certain transfer agency records which are maintained by Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606.

Item 29. Management Services
         -------------------

Not applicable.

Item 30. Undertakings
         ------------

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 64 pursuant to Rule 485 (b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 64 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York on the 13th day of April, 2000.

GOLDMAN SACHS TRUST
(A Delaware business trust)


By: /s/Michael J. Richman
    ---------------------
    Michael J. Richman
    Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to said Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



Name                              Title                         Date
----                              -----                         ----
*Douglas C. Grip                  President and
-----------------------------     Trustee                       April 13, 2000
Douglas C. Grip

*John M. Perlowski                Principal Accounting
-----------------------------     Officer and Principal
John M. Perlowski                 Financial Officer             April 13, 2000


*David B. Ford                    Trustee                       April 13, 2000
-----------------------------
 David B. Ford

*Mary Patterson McPherson         Trustee                       April 13, 2000
-----------------------------
 Mary Patterson McPherson

*Ashok N. Bakhru                  Chairman and Trustee          April 13, 2000
-----------------------------
 Ashok N. Bakhru

*Alan A. Shuch                    Trustee                       April 13, 2000
-----------------------------
 Alan A. Shuch

*Jackson W. Smart                 Trustee                       April 13, 2000
-----------------------------
 Jackson W. Smart, Jr.

*John P. McNulty                  Trustee                       April 13, 2000
-----------------------------
 John P. McNulty

*William H. Springer              Trustee                       April 13, 2000
-----------------------------
 William H. Springer

*Richard P. Strubel               Trustee                       April 13, 2000
-----------------------------
 Richard P. Strubel



*By: /s/ Michael J. Richman
    -------------------------
    Michael J. Richman,
    Attorney-In-Fact

*  Pursuant to a power of attorney previously filed.

                                 Exhibit Index
                                 -------------

     (j)(1) Consent of Independent Auditors.

     (j)(2) Consent of Independent Auditors.